UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

FS INVESTMENT CORPORATION IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Filed Pursuant to Rule 497
File No. 333-232556

FS INVESTMENT CORPORATION II

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Fellow Stockholder:

You are cordially invited to attend an Annual Meeting of Stockholders of FS Investment Corporation II (“FSIC II”) to be held on November 6, 2019 at 12:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (together with any adjournments or postponements thereof, the “FSIC II Annual Meeting”).

The Notice of Annual Meeting of Stockholders and joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the FSIC II Annual Meeting. At the FSIC II Annual Meeting, you will be asked to consider and vote upon:

i.

a proposal to approve the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2019, by and among FSIC II, FS Investment Corporation III (“FSIC III”), Corporate Capital Trust II (“CCT II”), FS Investment Corporation IV (“FSIC IV”), NT Acquisition 1, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 1”), NT Acquisition 2, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 2”), NT Acquisition 3, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 3”), and FS/KKR Advisor, LLC (the “Advisor”) (such merger transactions, the “Mergers,” and such proposal, the “FSIC II Merger Proposal”);

ii.

the approval, by a non-binding, advisory vote, of the issuance to all holders of common stock of FSIC II following the closing of the Mergers on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s net asset value (the “Recapitalization Transaction Advisory Proposal”);

iii.

the approval of three proposals which will collectively amend and restate FSIC II’s charter in connection with the Mergers to reflect amendments described in the joint proxy statement/prospectus to remove certain provisions required by the North American Securities Administrators Association Omnibus Guidelines regarding certain affiliate and roll-up transactions (together, the “FSIC II Merger Charter Amendment Proposals”);

iv.

the approval of seven proposals which will collectively amend and restate FSIC II’s charter to reflect amendments described in the joint proxy statement/prospectus, to conform more closely certain provisions in FSIC II’s charter to provisions in the charters of other business development companies whose securities are listed and publicly-traded on a national securities exchange (together, the “Listing Charter Amendment Proposals”);

v.

the approval of an amended and restated investment advisory agreement between FSIC II and the Advisor (the “FSIC II Investment Advisory Agreement”), to (a) reduce the annual base management fee from 1.5% to 1.0% on all assets financed using leverage over 1.0x debt to equity and exclude cash and cash equivalents from the gross assets on which the annual base management fee is calculated, (b) amend the hurdle rate applicable to FSIC II’s payment of a subordinated incentive fee on income to be based on net assets rather than adjusted capital, (c) revise the definition of pre-incentive net investment income to exclude interest expense and dividends paid on certain shares of preferred stock, (d) introduce a cap on subordinated incentive fees, (e) incorporate in the calculation of the incentive fee on capital gains the historical net realized losses and unrealized depreciation of FSIC III, CCT II and FSIC IV in addition to FSIC II and (f) implement certain other revisions to bring the investment advisory agreement of FSIC II in line with those of other listed business development companies (the “Advisory Agreement Amendment Proposal”);

vi.

the election of the following individuals as Class B Directors, each of whom has been nominated for election for a three-year term expiring at the 2022 annual meeting of the stockholders: Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins (the “FSIC II Director Election Proposal”); and

vii.	the ratification of Deloitte & Touche LLP as FSIC II’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “FSIC II Auditor Ratification Proposal”).

FSIC II, FSIC III, CCT II and FSIC IV are proposing a combination of the four companies by merger and related transactions pursuant to the Merger Agreement, in which FSIC III, CCT II and FSIC IV would each first be merged with a wholly-owned subsidiary of FSIC II and, immediately thereafter, be merged into FSIC II. First, Merger Sub 1 would merge with and into FSIC III, with FSIC III continuing as the surviving company (FSIC III is sometimes referred to in such capacity as “Surviving Company 1,” and such transaction, “Merger 1A”). Immediately following Merger 1A, in a subsequent combination, Surviving Company 1 would merge with and into FSIC II (“Merger 1B”), with FSIC II as the surviving company in Merger 1B. Following Merger 1B, Merger Sub 2 would merge with and into CCT II (“Merger 2A”), with CCT II as the surviving company in Merger 2A (CCT II is sometimes referred to in such capacity as “Surviving Company 2”). Immediately after Merger 2A, Surviving Company 2 would merge with and into FSIC II (“Merger 2B”), with FSIC II as the surviving company in Merger 2B. Following Merger 2B, Merger Sub 3 would merge with and into FSIC IV (“Merger 3A”), with FSIC IV as the surviving company in Merger 3A (FSIC IV is sometimes referred to in such capacity as “Surviving Company 3”). Immediately after Merger 3A, Surviving Company 3 would merge with and into FSIC II, with FSIC II as the surviving company in Merger 3B and ultimate survivor of the Mergers. None of the Mergers will occur unless Merger 1A (involving a wholly-owned subsidiary of FSIC II and FSIC III) occurs. For more information on the cross-conditionality of the Mergers, please see “The Merger Agreement—Conditions to the Mergers—Cross Conditionality” in the accompanying joint proxy statement/prospectus.

Subject to the terms and conditions of the Merger Agreement, if the Mergers are completed, each holder of common stock of FSIC III, CCT II and FSIC IV issued and outstanding immediately prior to the effective time of the Mergers will have the right to receive, for each share of common stock held, that number of shares of common stock of FSIC II with a net asset value (“NAV”) equal to the NAV of a share of such common stock held, in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Mergers (the “Merger Consideration”). Holders of common stock of FSIC III, CCT II and FSIC IV will receive fractional shares or cash in lieu of fractional shares, at the discretion of FSIC II.

The value of the Merger Consideration will fluctuate with changes in the NAV of FSIC II.

Your vote is extremely important. At the FSIC II Annual Meeting, you will be asked to vote on the (i) the FSIC II Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC II Merger Charter Amendment Proposals, (iv) the Listing Charter Amendment Proposals, (v) the Advisory Agreement Amendment Proposal, (vi) the FSIC II Director Election Proposal and (vii) the FSIC II Auditor Ratification Proposal. Please see “The Annual Meetings” contained in this joint proxy statement/prospectus for additional information regarding the minimum votes required for approval of these proposals.

After careful consideration, the board of directors of FSIC II unanimously recommends that FSIC II stockholders vote “FOR” each of (i) the FSIC II Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC II Merger Charter Amendment Proposals, (iv) the Listing Charter Amendment Proposals, (v) the Advisory Agreement Amendment Proposal, (vi) the FSIC II Director Election Proposal and (vii) the FSIC II Auditor Ratification Proposal.

It is important that your shares of common stock of FSIC II be represented at the FSIC II Annual Meeting. If you are unable to attend the FSIC II Annual Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card. If you do not vote, it may result in FSIC II not having a sufficient quorum of one-third of outstanding common stock of FSIC II represented in person or by proxy at the FSIC II Annual Meeting and a meeting cannot be held unless a quorum is present.

This joint proxy statement/prospectus concisely describes the FSIC II Annual Meeting, the Mergers, the documents related to the Mergers (including the Merger Agreement) and other related matters that FSIC II stockholders ought to know before voting on the proposals mentioned herein and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 22, for a discussion of the risks relating to the Mergers. You also can obtain information free of charge about FSIC II, FSIC III, CCT II and FSIC IV from documents that each has filed with the U.S. Securities and Exchange Commission. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Michael C. Forman

Chairman and Chief Executive Officer of FS Investment Corporation II

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of common stock of FSIC II to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated August 9, 2019 and it is first being mailed or otherwise delivered to FSIC II stockholders on or about August 15, 2019.

FS Investment Corporation II FS Investment Corporation III Corporate Capital Trust II FS Investment Corporation IV 201 Rouse Boulevard Philadelphia, PA 19112 (215) 495-1150

FS INVESTMENT CORPORATION II

201 Rouse Boulevard

Philadelphia, PA 19112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 6, 2019

To the Stockholders of FS Investment Corporation II:

NOTICE IS HEREBY GIVEN THAT an annual meeting of stockholders of FS Investment Corporation II (“FSIC II”) will be held at 201 Rouse Boulevard, Philadelphia, PA 19112 on November 6, 2019, at 12:00 p.m., Eastern Time (together with any adjournments or postponements thereof, the “FSIC II Annual Meeting”), to consider and vote upon:

i.

a proposal to approve the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2019, by and among FSIC II, FS Investment Corporation III (“FSIC III”), Corporate Capital Trust II (“CCT II”), FS Investment Corporation IV (“FSIC IV”), NT Acquisition 1, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 1”), NT Acquisition 2, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 2”), NT Acquisition 3, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 3”), and FS/KKR Advisor, LLC (the “Advisor”) (such merger transactions, the “Mergers,” and such proposal, the “FSIC II Merger Proposal”);

ii.

the approval by a non-binding, advisory vote on the issuance to all holders of common stock of FSIC II following the closing of the Mergers on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s net asset value (the “Recapitalization Transaction Advisory Proposal”);

iii.

the approval of three proposals which will collectively amend and restate FSIC II’s charter in connection with the Mergers to reflect amendments described in the joint proxy statement/prospectus which will serve to remove certain provisions required by the North American Securities Administrators Association Omnibus Guidelines regarding certain affiliate and roll-up transactions (together, the “FSIC II Merger Charter Amendment Proposals”);

iv.

the approval of seven proposals which will collectively amend and restate FSIC II’s charter to reflect amendments described in the joint proxy statement/prospectus, to conform more closely certain provisions in FSIC II’s charter to provisions in the charters of other business development companies whose securities are listed and publicly-traded on a national securities exchange (together, the “Listing Charter Amendment Proposals”);

v.

the approval of an amended and restated investment advisory agreement between FSIC II and the Advisor (the “FSIC II Investment Advisory Agreement”), to (a) reduce the annual base management fee from 1.5% to 1.0% on all assets financed using leverage over 1.0x debt to equity and exclude cash and cash equivalents from the gross assets on which the annual base management fee is calculated, (b) amend the hurdle rate applicable to FSIC II’s payment of a subordinated incentive fee on income to be based on net assets rather than adjusted capital, (c) revise the definition of pre-incentive net investment income to exclude interest expense and dividends paid on certain shares of preferred stock, (d) introduce a cap on subordinated incentive fees, (e) incorporate in the calculation of the incentive fee on capital gains the historical net realized losses and unrealized depreciation of FSIC III, CCT II and FSIC IV in addition to FSIC II and (f) implement certain other revisions to bring the investment advisory agreement of FSIC II in line with those of other listed business development companies (the “Advisory Agreement Amendment Proposal”);

vi.

the election of the following individuals as Class B Directors, each of whom has been nominated for election for a three-year term expiring at the 2022 annual meeting of the stockholders: Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins (the “FSIC II Director Election Proposal”); and

vii.	the ratification of Deloitte & Touche LLP as FSIC II’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “FSIC II Auditor Ratification Proposal”).

The FSIC II board of directors unanimously recommends that FSIC II stockholders vote “FOR” each of (i) the FSIC II Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC II Merger Charter Amendment Proposals, (iv) the Listing Charter Amendment Proposals, (v) the Advisory Agreement Amendment Proposal, (vi) the FSIC II Director Election Proposal and (vii) the FSIC II Auditor Ratification Proposal.

It is important that your shares of common stock of FSIC II be represented at the FSIC II Annual Meeting. If you are unable to attend the FSIC II Annual Meeting in person, please complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card.

The Mergers and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus as Annex A is a copy of the Merger Agreement.

The board of directors of FSIC II has fixed the close of business on August 8, 2019 as the record date for the determination of stockholders entitled to notice of, and to vote at, the FSIC II Annual Meeting.

Important notice regarding the availability of proxy materials for the FSIC II Annual Meeting. FSIC II’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

If you plan on attending the FSIC II Annual Meeting and voting your shares of common stock of FSIC II in person, you will need to bring photo identification in order to be admitted to the FSIC II Annual Meeting. If your shares are held through a broker and you attend the FSIC II Annual Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the FSIC II Annual Meeting. To obtain directions to the FSIC II Annual Meeting, please call FSIC II at (877) 628-8575.

By Order of the Board of Directors,

Stephen S. Sypherd

General Counsel and Secretary

August 9, 2019

FSIC II stockholders are requested to promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the board of directors of FSIC II. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the FSIC II Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the FSIC II Annual Meeting and voting in person.

FS INVESTMENT CORPORATION III

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Fellow Stockholder:

You are cordially invited to attend an Annual Meeting of Stockholders of FS Investment Corporation III (“FSIC III”) to be held on November 6, 2019 at 1:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (together with any adjournments or postponements thereof, the “FSIC III Annual Meeting”).

The Notice of Annual Meeting of Stockholders and joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the FSIC III Annual Meeting. At the FSIC III Annual Meeting, you will be asked to consider and vote upon:

i.

a proposal to approve the merger of a wholly-owned subsidiary of FS Investment Corporation II (“FSIC II”) with and into FSIC III (“Merger 1A”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement,” and such transactions contemplated thereby, the “Mergers”), dated as of May 31, 2019, by and among FSIC II, FSIC III, Corporate Capital Trust II (“CCT II”), FS Investment Corporation IV (“FSIC IV”), NT Acquisition 1, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 1”), NT Acquisition 2, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 2”), NT Acquisition 3, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 3”), and FS/KKR Advisor, LLC (the “FSIC III Merger Proposal”);

ii.

the approval, by a non-binding, advisory vote, of the issuance to all holders of common stock of FSIC II following the closing of the Mergers on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s net value asset (the “Recapitalization Transaction Advisory Proposal”);

iii.

the approval of two proposals which will collectively amend FSIC III’s charter in connection with the Mergers to reflect amendments described in the joint proxy statement/prospectus to remove certain provisions required by the North American Securities Administrators Association Omnibus Guidelines regarding certain affiliate and roll-up transactions (together, the “FSIC III Charter Amendment Proposals”);

iv.

the election of the following individuals as Class A Directors, each of whom has been nominated for election for a three-year term expiring at the 2022 annual meeting of the stockholders: Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins (the “FSIC III Director Election Proposal”); and

v.	the ratification of Deloitte & Touche LLP as FSIC III’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “FSIC III Auditor Ratification Proposal”).

FSIC II, FSIC III, CCT II and FSIC IV are proposing a combination of the four companies by merger and related transactions pursuant to the Merger Agreement, in which FSIC III, CCT II and FSIC IV would each first be merged with a wholly-owned subsidiary of FSIC II and, immediately thereafter, be merged into FSIC II. First, Merger Sub 1 would merge with and into FSIC III, with FSIC III continuing as the surviving company (FSIC III is sometimes referred to in such capacity as “Surviving Company 1”). Immediately following Merger 1A, in a subsequent combination, Surviving Company 1 would merge with and into FSIC II (“Merger 1B”), with FSIC II as the surviving company in Merger 1B. Following Merger 1B, Merger Sub 2 would merge with and into CCT II (“Merger 2A”), with CCT II as the surviving company in Merger 2A (CCT II is sometimes referred to in such capacity as “Surviving Company 2”). Immediately after Merger 2A, Surviving Company 2 would merge with and into FSIC II (“Merger 2B”), with FSIC II as the surviving company in Merger 2B. Following Merger 2B, Merger Sub 3 would merge with and into FSIC IV (“Merger 3A”), with FSIC IV as the surviving company in Merger 3A (FSIC IV is sometimes referred to in such capacity as “Surviving Company 3”). Immediately after Merger 3A, Surviving Company 3 would merge with and into FSIC II, with FSIC II as the surviving company in Merger 3B and ultimate survivor of the Mergers. None of the Mergers will occur unless Merger 1A (involving a wholly-owned subsidiary of FSIC II and FSIC III) occurs. For more information on the cross-conditionality of the Mergers, please see “The Merger Agreement—Conditions to the Mergers—Cross Conditionality” in the accompanying joint proxy statement/prospectus.

Subject to the terms and conditions of the Merger Agreement, if Merger 1A is completed, each holder of common stock of FSIC III issued and outstanding immediately prior to the effective time of Merger 1A will have the right to receive, for each share of common stock held, that number of shares of common stock of FSIC II with a net asset value (“NAV”) equal to the NAV of a share of such common stock held, in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Mergers (the “FSIC III Merger Consideration”). Holders of common stock of FSIC III, CCT II and FSIC IV will receive fractional shares or cash in lieu of fractional shares, at the discretion of FSIC II.

The value of the FSIC III Merger Consideration will fluctuate with changes in the NAV of FSIC II.

Your vote is extremely important. At the FSIC III Annual Meeting, you will be asked to vote on (i) the FSIC III Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC III Charter Amendment Proposals, (iv) the FSIC III Director Election Proposal and (v) the FSIC III Auditor Ratification Proposal. Please see “The Annual Meetings” contained in this joint proxy statement/prospectus for additional information regarding the minimum votes required for approval of these proposals.

After careful consideration, the board of directors of FSIC III unanimously recommends that FSIC III stockholders vote “FOR” (i) the FSIC III Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC III Charter Amendment Proposals, (iv) the FSIC III Director Election Proposal and (v) the FSIC III Auditor Ratification Proposal.

It is important that your shares of FSIC III common stock be represented at the FSIC III Annual Meeting. If you are unable to attend the FSIC III Annual Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card. If you do not vote, it may result in FSIC III not having a sufficient quorum of one-third of outstanding FSIC III common stock represented in person or by proxy at the FSIC III Annual Meeting and a meeting cannot be held unless a quorum is present.

This joint proxy statement/prospectus concisely describes the FSIC III Annual Meeting, the Mergers, the documents related to the Mergers (including the Merger Agreement) and other related matters that FSIC III stockholders ought to know before voting on the FSIC III Merger Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 22, for a discussion of the risks relating to the Mergers. You also can obtain information free of charge about FSIC II, FSIC III, CCT II and FSIC IV from documents that each has filed with the U.S. Securities and Exchange Commission. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Michael C. Forman

Chairman and Chief Executive Officer of FS Investment Corporation III

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of common stock of FSIC II to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated August 9, 2019 and it is first being mailed or otherwise delivered to FSIC III stockholders on or about August 15, 2019.

FS Investment Corporation II FS Investment Corporation III Corporate Capital Trust II FS Investment Corporation IV 201 Rouse Boulevard Philadelphia, PA 19112 (215) 495-1150

FS INVESTMENT CORPORATION III

201 Rouse Boulevard

Philadelphia, PA 19112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 6, 2019

To the Stockholders of FS Investment Corporation III:

NOTICE IS HEREBY GIVEN THAT an annual meeting of stockholders of FS Investment Corporation III (“FSIC III”) will be held at 201 Rouse Boulevard, Philadelphia, PA 19112 on November 6, 2019, at 1:00 p.m., Eastern Time (together with any adjournments or postponements thereof, the “FSIC III Annual Meeting”), to consider and vote upon:

i.

a proposal to approve the merger of a wholly-owned subsidiary of FS Investment Corporation II (“FSIC II”) with and into FSIC III (“Merger 1A”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement,” and such transactions contemplated thereby, the “Mergers”), dated as of May 31, 2019, by and among FSIC II, FSIC III, Corporate Capital Trust II (“CCT II”), FS Investment Corporation IV (“FSIC IV”), NT Acquisition 1, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 1”), NT Acquisition 2, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 2”), NT Acquisition 3, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 3”), and FS/KKR Advisor, LLC (the “FSIC III Merger Proposal”);

ii.

the approval, by a non-binding, advisory vote, of the issuance to all holders of common stock of FSIC II following the closing of the Mergers on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s net asset value (the “Recapitalization Transaction Advisory Proposal”);

iii.

the approval of two proposals which will collectively amend FSIC III’s charter in connection with the Mergers to reflect amendments described in the joint proxy statement/prospectus to remove certain provisions required by the North American Securities Administrators Association Omnibus Guidelines regarding certain affiliate and roll-up transactions (together, the “FSIC III Charter Amendment Proposals”);

iv.

the election of the following individuals as Class A Directors, each of whom has been nominated for election for a three-year term expiring at the 2022 annual meeting of the stockholders: Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins (the “FSIC III Director Election Proposal”); and

v.	the ratification of Deloitte & Touche LLP as FSIC III’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “FSIC III Auditor Ratification Proposal”).

The FSIC III board of directors unanimously recommends that FSIC III stockholders vote “FOR” each of (i) the FSIC III Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC III Charter Amendment Proposals, (iv) the FSIC III Director Election Proposal and (v) the FSIC III Auditor Ratification Proposal.

It is important that your shares of FSIC III common stock be represented at the FSIC III Annual Meeting. If you are unable to attend the FSIC III Annual Meeting in person, please complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card.

The Mergers and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus as Annex A is a copy of the Merger Agreement.

The board of directors of FSIC III has fixed the close of business on August 8, 2019 as the record date for the determination of stockholders entitled to notice of, and to vote at, the FSIC III Annual Meeting.

Important notice regarding the availability of proxy materials for the FSIC III Annual Meeting. FSIC III’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

If you plan on attending the FSIC III Annual Meeting and voting your shares of FSIC III common stock in person, you will need to bring photo identification in order to be admitted to the FSIC III Annual Meeting. If your shares are held through a broker and you attend the FSIC III Annual Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the FSIC III Annual Meeting. To obtain directions to the FSIC III Annual Meeting, please call FSIC III at (877) 628-8575.

By Order of the Board of Directors,

Stephen S. Sypherd

General Counsel and Secretary

August 9, 2019

FSIC III stockholders are requested to promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the board of directors of FSIC III. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the FSIC III Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the FSIC III Annual Meeting and voting in person.

CORPORATE CAPITAL TRUST II

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Fellow Shareholder:

You are cordially invited to attend an Annual Meeting of Shareholders (together with any adjournments or postponements thereof, the “CCT II Annual Meeting”) of Corporate Capital Trust II (“CCT II”) to be held at Corporate Capital Trust II, 201 Rouse Boulevard, Philadelphia, PA 19112 on November 6, 2019 at 3:00 p.m., Eastern Time.

The Notice of Annual Meeting of Shareholders and joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the CCT II Annual Meeting. At the CCT II Annual Meeting, you will be asked to consider and vote upon:

i.

a proposal to approve the merger of a wholly-owned subsidiary of FS Investment Corporation II (“FSIC II”) with and into CCT II (“Merger 2A”) and the other merger transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2019, by and among FSIC II, FS Investment Corporation III (“FSIC III”), CCT II, FS Investment Corporation IV (“FSIC IV”), NT Acquisition 1, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 1”), NT Acquisition 2, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 2”), NT Acquisition 3, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 3”), and FS/KKR Advisor, LLC (such merger transactions contemplated thereby, the “Mergers,” and such proposal, the “CCT II Merger Proposal”);

ii.

the approval, by a non-binding, advisory vote, of the issuance to all holders of common stock of FSIC II following the closing of the Mergers on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s net asset value (the “Recapitalization Transaction Advisory Proposal”);

iii.

the approval of two proposals which will collectively amend CCT II’s declaration of trust in connection with the Mergers to reflect amendments described in the joint proxy statement/prospectus to remove certain provisions required by the North American Securities Administrators Association Omnibus Guidelines regarding certain affiliate and roll-up transactions (together, the “CCT II Charter Amendment Proposals”);

iv.

the election of the following individuals as trustees, each of whom has been nominated for election for a one year term expiring at the 2020 annual meeting of the shareholders: Todd Builione, James H. Kropp, Mark D. Linsz and Thomas W. Morgan (the “CCT II Trustee Election Proposal”); and

v.	the ratification of Deloitte & Touche LLP as CCT II’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “CCT II Auditor Ratification Proposal”).

FSIC II, FSIC III, CCT II and FSIC IV are proposing a combination of the four companies by merger and related transactions pursuant to the Merger Agreement, in which FSIC III, CCT II and FSIC IV would each first be merged with a wholly-owned subsidiary of FSIC II and, immediately thereafter, be merged into FSIC II. First, Merger Sub 1 would merge with and into FSIC III, with FSIC III continuing as the surviving company (FSIC III is sometimes referred to in such capacity as “Surviving Company 1,” and such transaction, “Merger 1A”). Immediately following Merger 1A, in a subsequent combination, Surviving Company 1 would merge with and into FSIC II (“Merger 1B”), with FSIC II as the surviving company in Merger 1B. Following Merger 1B, Merger Sub 2 would merge with and into CCT II, with CCT II as the surviving company in Merger 2A (CCT II is sometimes referred to in such capacity as “Surviving Company 2”). Immediately after Merger 2A, Surviving Company 2 would merge with and into FSIC II (“Merger 2B”), with FSIC II as the surviving company in Merger 2B. Following Merger 2B, Merger Sub 3 would merge with and into FSIC IV (“Merger 3A”), with FSIC IV as the surviving company in Merger 3A (FSIC IV is sometimes referred to in such capacity as “Surviving Company 3”). Immediately after Merger 3A, Surviving Company 3 would merge with and into FSIC II, with FSIC II as the surviving company in Merger 3B and ultimate survivor of the Mergers. None of the Mergers will occur unless Merger 1A (involving a wholly-owned subsidiary of FSIC II and FSIC III) occurs. For more information on the cross-conditionality of the Mergers, please see “The Merger Agreement—Conditions to the Mergers—Cross Conditionality” in the accompanying joint proxy statement/prospectus.

Subject to the terms and conditions of the Merger Agreement, if Merger 2A is completed, each holder of common stock of CCT II issued and outstanding immediately prior to the effective time of Merger 2A will have the right to receive, for each share of common stock held, that number of shares of common stock of FSIC II with a net asset value (“NAV”) equal to the NAV of a share of such common stock held, in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Mergers (the “CCT II Merger Consideration”). Holders of common stock of FSIC III, CCT II and FSIC IV will receive fractional shares or cash in lieu of fractional shares, at the discretion of FSIC II.

The value of the CCT II Merger Consideration will fluctuate with changes in the NAV of FSIC II.

Your vote is extremely important. At the CCT II Annual Meeting, you will be asked to vote on the (i) the CCT II Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the CCT II Charter Amendment Proposals, (iv) the CCT II Trustee Election Proposal and (v) the CCT II Auditor Ratification Proposal. Please see “The Annual Meetings” contained in this joint proxy statement/prospectus for additional information regarding the minimum votes required for approval of these proposals.

After careful consideration, the board of trustees of CCT II unanimously recommends that CCT II shareholders vote “FOR” (i) the CCT II Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the CCT II Charter Amendment Proposals, (iv) the CCT II Trustee Election Proposal and (v) the CCT II Auditor Ratification Proposal.

It is important that your shares of CCT II common stock be represented at the CCT II Annual Meeting. If you are unable to attend the CCT II Annual Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card. If you do not vote, it may result in CCT II not having a sufficient quorum of one-third of outstanding CCT II common stock represented in person or by proxy at the CCT II Annual Meeting and a meeting cannot be held unless a quorum is present.

This joint proxy statement/prospectus concisely describes the CCT II Annual Meeting, the Mergers, the documents related to the Mergers (including the Merger Agreement) and other related matters that CCT II shareholders ought to know before voting on the CCT II Merger Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 22, for a discussion of the risks relating to the Mergers. You also can obtain information free of charge about FSIC II, FSIC III, CCT II and FSIC IV from documents that each has filed with the U.S. Securities and Exchange Commission. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Michael C. Forman

Chief Executive Officer of Corporate Capital Trust II

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of common stock of FSIC II to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated August 9, 2019 and it is first being mailed or otherwise delivered to CCT II shareholders on or about August 15, 2019.

FS Investment Corporation II FS Investment Corporation III Corporate Capital Trust II FS Investment Corporation IV 201 Rouse Boulevard Philadelphia, PA 19112 (215) 495-1150

CORPORATE CAPITAL TRUST II

201 Rouse Boulevard

Philadelphia, PA 19112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Corporate Capital Trust II:

NOTICE IS HEREBY GIVEN THAT an annual meeting of shareholders of Corporate Capital Trust II (“CCT II”) will be held at 201 Rouse Boulevard, Philadelphia, PA 19112 on November 6, 2019, at 3:00 p.m., Eastern Time (together with any adjournments or postponements thereof, the “CCT II Annual Meeting”), to consider and vote upon:

i.

a proposal to approve the merger of a wholly-owned subsidiary of FS Investment Corporation II (“FSIC II”) with and into CCT II and the other transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2019, by and among FSIC II, FS Investment Corporation III, CCT II, FS Investment Corporation IV, NT Acquisition 1, Inc., a wholly-owned subsidiary of FSIC II, NT Acquisition 2, Inc., a wholly-owned subsidiary of FSIC II, NT Acquisition 3, Inc., a wholly-owned subsidiary of FSIC II, and FS/KKR Advisor, LLC (such merger transactions contemplated thereby, the “Mergers,” and such proposal, the “CCT II Merger Proposal”);

ii.

the approval, by a non-binding, advisory vote, of the issuance to all holder of common stock of FSIC II following the closing of the Mergers on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s net asset value (the “Recapitalization Transaction Advisory Proposal”);

iii.

the approval of two proposals which will collectively amend CCT II’s declaration of trust in connection with the Mergers to reflect amendments described in the joint proxy statement/prospectus to remove certain provisions required by the North American Securities Administrators Association Omnibus Guidelines regarding certain affiliate and roll-up transactions (together, the “CCT II Charter Amendment Proposals”);

iv.

the election of the following individuals as trustees, each of whom has been nominated for election for a one year term expiring at the 2020 annual meeting of the shareholders: Todd Builione, James H. Kropp, Mark D. Linsz and Thomas W. Morgan (the “CCT II Trustee Election Proposal”); and

v.	the ratification of Deloitte & Touche LLP as CCT II’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “CCT II Auditor Ratification Proposal”).

The CCT II board of trustees unanimously recommends that CCT II stockholders vote “FOR” each of (i) the CCT II Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the CCT II Charter Amendment Proposals, (iv) the CCT II Trustee Election Proposal and (v) the CCT II Auditor Ratification Proposal.

It is important that your shares of CCT II common stock be represented at the CCT II Annual Meeting. If you are unable to attend the CCT II Annual Meeting in person, please complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card.

The Mergers and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus as Annex A is a copy of the Merger Agreement.

The board of trustees of CCT II has fixed the close of business on August 8, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the CCT II Annual Meeting.

Important notice regarding the availability of proxy materials for the CCT II Annual Meeting. CCT II’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

If you plan on attending the CCT II Annual Meeting and voting your shares of CCT II Common Stock in person, you will need to bring photo identification in order to be admitted to the CCT II Annual Meeting. If your shares are held through a broker and you attend the CCT II Annual Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the CCT II Annual Meeting. To obtain directions to the CCT II Annual Meeting, please call CCT II at (877) 628-8575.

By Order of the Board of Trustees,

Stephen Sypherd

General Counsel and Secretary

Philadelphia, Pennsylvania

August 9, 2019

CCT II shareholders are requested to promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the board of trustees of CCT II. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the CCT II Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the CCT II Annual Meeting and voting in person.

FS INVESTMENT CORPORATION IV

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Fellow Stockholder:

You are cordially invited to attend an Annual Meeting of Stockholders of FS Investment Corporation IV (“FSIC IV”) to be held on November 6, 2019 at 2:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (together with any adjournments or postponements thereof, the “FSIC IV Annual Meeting”).

The Notice of Annual Meeting of Stockholders and joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the FSIC IV Annual Meeting. At the FSIC IV Annual Meeting, you will be asked to consider and vote upon:

i.

a proposal to approve the merger of a wholly-owned subsidiary of FS Investment Corporation II (“FSIC II”) with and into FSIC IV (“Merger 3A”) and the other merger transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2019, by and among FSIC II, FS Investment Corporation III (“FSIC III”), Corporate Capital Trust II (“CCT II”), FSIC IV, NT Acquisition 1, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 1”), NT Acquisition 2, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 2”), NT Acquisition 3, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 3”), and FS/KKR Advisor, LLC (such merger transactions contemplated thereby, the “Mergers,” and such proposal, the “FSIC IV Merger Proposal”);

ii.

the approval, by a non-binding, advisory vote, of the issuance to all holders of common stock of FSIC II following the closing of the Mergers on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s net asset value(the “Recapitalization Transaction Advisory Proposal”);

iii.

the approval of two proposals which will collectively amend FSIC IV’s charter in connection with the Mergers to reflect amendments described in the joint proxy statement/prospectus to remove certain provisions required by the North American Securities Administrators Association Omnibus Guidelines regarding certain affiliate and roll-up transactions (together, the “FSIC IV Charter Amendment Proposals”);

iv.

the election of the following individuals as Class A Directors, each of whom has been nominated for election for a three-year term expiring at the 2022 annual meeting of the stockholders: Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins (the “FSIC IV Director Election Proposal”); and

v.	the ratification of Deloitte & Touche LLP as FSIC IV’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “FSIC IV Auditor Ratification Proposal”).

FSIC II, FSIC III, CCT II, and FSIC IV are proposing a combination of the four companies by merger and related transactions pursuant to the Merger Agreement, in which FSIC III, CCT II and FSIC IV would each first be merged with a wholly-owned subsidiary of FSIC II and, immediately thereafter, be merged into FSIC II. First, Merger Sub 1 would merge with and into FSIC III, with FSIC III continuing as the surviving company (FSIC III is sometimes referred to in such capacity as “Surviving Company 1,” and such transaction, “Merger 1A”). Immediately following Merger 1A, in a subsequent combination, Surviving Company 1 would merge with and into FSIC II (“Merger 1B”), with FSIC II as the surviving company in Merger 1B. Following Merger 1B, Merger Sub 2 would merge with and into CCT II (“Merger 2A”), with CCT II as the surviving company in Merger 2A (CCT II is sometimes referred to in such capacity as “Surviving Company 2”). Immediately after Merger 2A, Surviving Company 2 would merge with and into FSIC II (“Merger 2B”), with FSIC II as the surviving company in Merger 2B. Following Merger 2B, Merger Sub 3 would merge with and into FSIC IV, with FSIC IV as the surviving company in Merger 3A (FSIC IV is sometimes referred to in such capacity as “Surviving Company 3”). Immediately after Merger 3A, Surviving Company 3 would merge with and into FSIC II, with FSIC II as the surviving company in Merger 3B and ultimate survivor of the Mergers. None of the Mergers will occur unless Merger 1A (involving a subsidiary of FSIC II and FSIC IV) occurs. For more information on the cross-conditionality of the Mergers, please see “The Merger Agreement—Conditions to the Mergers—Cross Conditionality” in the accompanying joint proxy statement/prospectus.

Subject to the terms and conditions of the Merger Agreement, if Merger 3A is completed, each holder of common stock of FSIC IV, issued and outstanding immediately prior to the effective time of Merger 3A will have the right to receive, for each share of common stock held, that number of shares of common stock of FSIC II with a net asset value (“NAV”) equal to the NAV of a share of such common stock held, in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Mergers (the “FSIC IV Merger Consideration”). Holders of common stock of FSIC III, CCT II and FSIC IV will receive fractional shares or cash in lieu of fractional shares, at the discretion of FSIC II.

The value of the FSIC IV Merger Consideration will fluctuate with changes in the NAV of FSIC II.

Your vote is extremely important. At the FSIC IV Annual Meeting, you will be asked to vote on (i) the FSIC IV Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC IV Charter Amendment Proposals, (iv) the FSIC IV Director Election Proposal and (v) the FSIC IV Auditor Ratification Proposal. Please see “The Annual Meetings” contained in this joint proxy statement/prospectus for additional information regarding the minimum votes required for approval of these proposals.

After careful consideration, the board of directors of FSIC IV unanimously recommends that FSIC IV stockholders vote “FOR” each of (i) the FSIC IV Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC IV Charter Amendment Proposals, (iv) the FSIC IV Director Election Proposal and (v) the FSIC IV Auditor Ratification Proposal.

It is important that your shares of FSIC IV common stock be represented at the FSIC IV Annual Meeting. If you are unable to attend the FSIC IV Annual Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card. If you do not vote, it may result in FSIC IV not having a sufficient quorum of one-third of outstanding FSIC IV common stock represented in person or by proxy at the FSIC IV Annual Meeting and a meeting cannot be held unless a quorum is present.

This joint proxy statement/prospectus concisely describes the FSIC IV Annual Meeting, the Mergers, the documents related to the Mergers (including the Merger Agreement) and other related matters that FSIC IV stockholders ought to know before voting on the FSIC IV Merger Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 22, for a discussion of the risks relating to the Mergers. You also can obtain information free of charge about FSIC II, FSIC III, CCT II and FSIC IV from documents that each has filed with the U.S. Securities and Exchange Commission. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Michael C. Forman

Chairman and Chief Executive Officer of FS Investment Corporation IV

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of common stock of FSIC II to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated August 9, 2019 and it is first being mailed or otherwise delivered to FSIC IV stockholders on or about August 15, 2019.

FS Investment Corporation II FS Investment Corporation III Corporate Capital Trust II FS Investment Corporation IV 201 Rouse Boulevard Philadelphia, PA 19112 (215) 495-1150

FS INVESTMENT CORPORATION IV

201 Rouse Boulevard

Philadelphia, PA 19112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 6, 2019

To the Stockholders of FS Investment Corporation IV:

NOTICE IS HEREBY GIVEN THAT an annual meeting of stockholders of FS Investment Corporation IV (“FSIC IV”) will be held at 201 Rouse Boulevard, Philadelphia, PA 19112 on November 6, 2019, at 2:00 p.m., Eastern Time (together with any adjournments or postponements thereof, the “FSIC IV Annual Meeting”), to consider and vote upon:

i.

a proposal to approve the merger of a wholly-owned subsidiary of FS Investment Corporation II (“FSIC II”) with and into FSIC IV and the other merger transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2019, by and among FSIC II, FS Investment Corporation III (“FSIC III”), Corporate Capital Trust II (“CCT II”), FSIC IV, NT Acquisition 1, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 1”), NT Acquisition 2, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 2”), NT Acquisition 3, Inc., a wholly-owned subsidiary of FSIC II (“Merger Sub 3”), and FS/KKR Advisor, LLC (such merger transactions contemplated thereby, the “Mergers,” and such proposal, the “FSIC IV Merger Proposal”);

ii.

the approval, by a non-binding, advisory vote, of the issuance to all holders of common stock of FSIC II following the closing of the Mergers on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s net asset value (the “Recapitalization Transaction Advisory Proposal”);

iii.

the approval of two proposals which will collectively amend FSIC IV’s charter in connection with the Mergers to reflect amendments described in the joint proxy statement/prospectus which will serve to remove certain provisions required by the North American Securities Administrators Association Omnibus Guidelines regarding certain affiliate and roll-up transactions (together, the “FSIC IV Charter Amendment Proposals”);

iv.

the election of the following individuals as Class A Directors, each of whom has been nominated for election for a three-year term expiring at the 2022 annual meeting of the stockholders: Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins (the “FSIC IV Director Election Proposal”); and

v.	the ratification of Deloitte & Touche LLP as FSIC IV’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “FSIC IV Auditor Ratification Proposal”).

The FSIC IV board of directors has unanimously recommends that FSIC IV stockholders vote “FOR” each of (i) the FSIC IV Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC IV Charter Amendment Proposals, (iv) the FSIC IV Director Election Proposal and (v) the FSIC IV Auditor Ratification Proposal.

It is important that your shares of FSIC IV common stock be represented at the FSIC IV Annual Meeting. If you are unable to attend the FSIC IV Annual Meeting in person, please complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card.

The Mergers and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus as Annex A is a copy of the Merger Agreement.

The board of directors of FSIC IV has fixed the close of business on August 8, 2019 as the record date for the determination of stockholders entitled to notice of, and to vote at, the FSIC IV Annual Meeting.

Important notice regarding the availability of proxy materials for the FSIC IV Annual Meeting. FSIC IV’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

If you plan on attending the FSIC IV Annual Meeting and voting your shares of FSIC IV common stock in person, you will need to bring photo identification in order to be admitted to the FSIC IV Annual Meeting. If your shares are held through a broker and you attend the FSIC IV Annual Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the FSIC IV Annual Meeting. To obtain directions to the FSIC IV Annual Meeting, please call FSIC IV at (877) 628-8575.

By Order of the Board of Directors,

Stephen S. Sypherd

General Counsel and Secretary

August 9, 2019

FSIC IV stockholders are requested to promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the board of directors of FSIC IV. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the FSIC IV Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the FSIC IV Annual Meeting and voting in person.

Page
ABOUT THIS DOCUMENT	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETINGS AND THE MERGERS	5
SUMMARY OF THE MERGERS	15
RISK FACTORS	22
COMPARATIVE FEES AND EXPENSES	51
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	56
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF FS INVESTMENT CORPORATION II	58
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF FS INVESTMENT CORPORATION III	61
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF CORPORATE CAPITAL TRUST II	63
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF FS INVESTMENT CORPORATION IV	65
UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA	67
UNAUDITED PRO FORMA PER SHARE DATA	68
THE ANNUAL MEETINGS	69
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS	76
CAPITALIZATION	103
THE MERGERS	104
DESCRIPTION OF THE MERGER AGREEMENT	112
ACCOUNTING TREATMENT OF THE MERGERS	125
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS AND THE RECAPITALIZATION TRANSACTION	126
FSIC II PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND THE MERGERS	137
FSIC II PROPOSAL 2: APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE ISSUANCE TO ALL HOLDERS OF FSIC II COMMON STOCK FOLLOWING THE CLOSING OF THE MERGERS ON A PRO RATA BASIS OF SHARES OF A NEW CLASS OF PREFERRED STOCK OF FSIC II WITH AN AGGREGATE LIQUIDATION PREFERENCE REPRESENTING APPROXIMATELY 20% OF THE COMBINED COMPANY’S NET ASSET VALUE	138
FSIC II PROPOSAL 3: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC II CHARTER REGARDING LIMITATIONS ON CERTAIN AFFILIATED TRANSACTIONS	140
FSIC II PROPOSAL 4: APPROVAL OF PROPOSAL TO DELETE PROVISIONS OF THE FSIC II CHARTER REGARDING LIMITATIONS ON ROLL-UP TRANSACTIONS	142
FSIC II PROPOSAL 5: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC II CHARTER REGARDING PAYMENT OF DIVIDENDS AND DISTRIBUTIONS	144
FSIC II PROPOSAL 6: APPROVAL OF PROPOSAL TO REVISE THE FSIC II CHARTER TO PROVIDE FOR A STAGGERED FSIC II BOARD	146
FSIC II PROPOSAL 7: APPROVAL OF PROPOSAL TO REVISE THE FSIC II CHARTER TO (I) INCREASE THE VOTE REQUIRED TO EFFECT CERTAIN CHANGES TO THE FSIC II CHARTER AND (II) REQUIRE SUCH INCREASED STOCKHOLDER VOTE TO EFFECT A LIQUIDATION OF FSIC II OR ANY AMENDMENT TO CERTAIN SECTIONS OF THE FSIC II CHARTER	148
FSIC II PROPOSAL 8: APPROVAL OF PROPOSAL TO ADD A NEW SECTION TO THE FSIC II CHARTER REGARDING PROCEDURES FOR DIRECTOR REMOVAL	150
FSIC II PROPOSAL 9: APPROVAL OF PROPOSAL TO ADD A NEW SECTION TO THE FSIC II CHARTER REGARDING FSIC II’S ABILITY TO LIMIT A STOCKHOLDER’S INSPECTION OF FSIC II’S BOOKS AND RECORDS IF IT IS FOR AN IMPROPER PURPOSE	152
FSIC II PROPOSAL 10: APPROVAL OF PROPOSAL TO DELETE SECTIONS OF THE FSIC II CHARTER REGARDING RESTRICTIONS ON FSIC II’S STOCKHOLDERS MANDATED BY THE NASAA OMNIBUS GUIDELINES	154
FSIC II PROPOSAL 11: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC II CHARTER PROVIDING FOR RESTRICTIONS ON FSIC II’S ABILITY TO ADVANCE EXPENSES TO ITS DIRECTORS AND OFFICERS AND THE ADVISOR IN ACCORDANCE WITH THE NASAA OMNIBUS GUIDELINES	156
FSIC II PROPOSAL 12: APPROVAL OF ADVISORY AGREEMENT AMENDMENT PROPOSAL	158
FSIC II PROPOSAL 13: ELECTION OF DIRECTOR NOMINEES	166
FSIC II PROPOSAL 14: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	168

i

FSIC II PROPOSAL 15: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC II CHARTER REGARDING LIMITATIONS ON INDEMNIFICATION MANDATED BY THE NASAA OMNIBUS GUIDELINES	171
FSIC III PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND MERGER 1A	173
FSIC III PROPOSAL 2: APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE ISSUANCE TO ALL HOLDERS OF FSIC II COMMON STOCK FOLLOWING THE CLOSING OF THE MERGERS ON A PRO RATA BASIS OF SHARES OF A NEW CLASS OF PREFERRED STOCK OF FSIC II WITH AN AGGREGATE LIQUIDATION PREFERENCE REPRESENTING APPROXIMATELY 20% OF THE COMBINED COMPANY’S NET ASSET VALUE	174
FSIC III PROPOSAL 3: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC III CHARTER REGARDING LIMITATIONS ON CERTAIN AFFILIATED TRANSACTIONS	175
FSIC III PROPOSAL 4: APPROVAL OF PROPOSAL TO DELETE PROVISIONS OF THE FSIC III CHARTER REGARDING LIMITATIONS ON ROLL-UP TRANSACTIONS	176
FSIC III PROPOSAL 5: ELECTION OF DIRECTOR NOMINEES	177
FSIC III PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	179
CCT II PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND MERGER 2A	182
CCT II PROPOSAL 2: APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE ISSUANCE TO ALL HOLDERS OF FSIC II COMMON STOCK FOLLOWING THE CLOSING OF THE MERGERS ON A PRO RATA BASIS OF SHARES OF A NEW CLASS OF PREFERRED STOCK OF FSIC II WITH AN AGGREGATE LIQUIDATION PREFERENCE REPRESENTING APPROXIMATELY 20% OF THE COMBINED COMPANY’S NET ASSET VALUE	183
CCT II PROPOSAL 3: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE CCT II CHARTER REGARDING LIMITATIONS ON CERTAIN AFFILIATED TRANSACTIONS	184
CCT II PROPOSAL 4: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE CCT II CHARTER REGARDING LIMITATIONS ON ROLL-UP TRANSACTIONS	185
CCT II PROPOSAL 5: ELECTION OF TRUSTEE NOMINEES	186
CCT II PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	187
FSIC IV PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND MERGER 3A	189
FSIC IV PROPOSAL 2: APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE ISSUANCE TO ALL HOLDERS OF FSIC II COMMON STOCK FOLLOWING THE CLOSING OF THE MERGERS ON A PRO RATA BASIS OF SHARES OF A NEW CLASS OF PREFERRED STOCK OF FSIC II WITH AN AGGREGATE LIQUIDATION PREFERENCE REPRESENTING APPROXIMATELY 20% OF THE COMBINED COMPANY’S NET ASSET VALUE	190
FSIC IV PROPOSAL 3: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC IV CHARTER REGARDING LIMITATIONS ON CERTAIN AFFILIATED TRANSACTIONS	191
FSIC IV PROPOSAL 4: APPROVAL OF PROPOSAL TO DELETE PROVISIONS OF THE FSIC IV CHARTER REGARDING LIMITATIONS ON ROLL-UP TRANSACTIONS	192
FSIC IV PROPOSAL 5: ELECTION OF DIRECTOR NOMINEES	193
FSIC IV PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	195
BUSINESS OF THE FUND PARTIES	198
MANAGEMENT OF THE FUND PARTIES	210
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FS INVESTMENT CORPORATION II	232
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FS INVESTMENT CORPORATION III	248
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CORPORATE CAPITAL TRUST II	265
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FS INVESTMENT CORPORATION IV	280
SENIOR SECURITIES OF FS INVESTMENT CORPORATION II	297
SENIOR SECURITIES OF FS INVESTMENT CORPORATION III	298
SENIOR SECURITIES OF CORPORATE CAPITAL TRUST II	299
SENIOR SECURITIES OF FS INVESTMENT CORPORATION IV	300
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF THE FS FUNDS	301

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ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by FSIC II (File No. 333-232556), constitutes a prospectus of FSIC II under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) with respect to the shares of FSIC II Common Stock (as defined below) to be issued to stockholders of the Acquired Funds (as defined below) as required by the Merger Agreement (as defined below).

This document also constitutes joint proxy statements of the Fund Parties (as defined below) under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) the FSIC II Annual Meeting (as defined below), at which FSIC II stockholders will be asked to vote upon the FSIC II Annual Meeting Proposals (as defined below); (2) the FSIC III Annual Meeting (as defined below), at which FSIC III stockholders will be asked to vote on the FSIC III Annual Meeting Proposals (as defined below); (3) the CCT II Annual Meeting (as defined below), at which CCT II stockholders will be asked to vote on the CCT II Annual Meeting Proposals (as defined below); and (4) the FSIC IV Annual Meeting (as defined below), at which FSIC IV stockholders will be asked to vote on the FSIC IV Annual Meeting Proposals (as defined below).

You should rely only on the information contained in this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated August 8, 2019. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to the stockholders of the Fund Parties nor the issuance of FSIC II Common Stock in connection with the Mergers (as defined below) will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding each Fund Party (as defined below) has been provided by the respective Fund Party.

When used in this document, unless otherwise indicated in this document or the context otherwise requires:

•	“1940 Act” refers to the Investment Company Act of 1940, as amended;

•	“Acquired Funds” refers to FSIC III, CCT II and FSIC IV;

•	“Advisor” refers to FS/KKR Advisor, LLC, the investment adviser to each of the Fund Parties;

•	“Advisers Act” refers to the Advisers Act of 1940, as amended;

•	“Annual Meetings” refers to the annual meetings of stockholders of FSIC II, FSIC III, CCT II and FSIC IV (and, each an “Annual Meeting”);

•	“BDC” refers to business development company;

•	“CCT II” refers to Corporate Capital Trust II and, where applicable, its consolidated subsidiaries;

•

“CCT II Annual Meeting” refers to the annual meeting of CCT II stockholders to be held at 3:00 p.m., Eastern Time, on November 6, 2019, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof;

•

“CCT II Annual Meeting Proposals” refers to the CCT II Merger Proposal, the Recapitalization Transaction Advisory Proposal, the CCT II Charter Amendment Proposals, the CCT II Trustee Election Proposal and the CCT II Auditor Ratification Proposal, each as defined in “Questions and Answers about the Annual Meetings and the Mergers” and as further described herein;

•	“CCT II Board” refers to the board of trustees of CCT II;

•	“CCT II Charter” refers to the Second Amended and Restated Declaration of Trust of CCT II;

•	“CCT II Common Stock” refers to shares of beneficial interest of CCT II, par value $0.001 per share;

•	“CCT II Investment Advisory Agreement” refers to the Investment Advisory Agreement, dated April 9, 2018, by and between CCT II and the Advisor;

•	“CLO” refers to a collateralized loan obligation;

•	“combined company” sometimes is used to refer to FSIC II following the completion of the Mergers;

•	“Determination Date” refers to an agreed upon date no more than 48 hours (excluding Sundays and holidays) prior to the closing of the Mergers;

•	“Effective Time” refers to the applicable effective time of each of the Mergers;

•	“Effective Time 1A” refers to the Effective Time of the merger of Merger Sub 1 with and into FSIC III;

•	“Effective Time 2A” refers to the Effective Time of the merger of Merger Sub 2 with and into CCT II;

•	“Effective Time 3A” refers to the Effective Time of the merger of Merger Sub 3 with and into FSIC IV;

•

“Exchange Ratio” refers to, with respect to an Acquired Fund, the quotient of (i) the NAV per share of the common stock of such Acquired Fund as of the Determination Date divided by (ii) the NAV per share of FSIC II Common Stock as of the Determination Date;

•	“FS Boards” refers to the FSIC II Board, the FSIC III Board and the FSIC IV Board;

•	“FS Funds” refers to FSIC II, FSIC III and FSIC IV (and, each an “FS Fund”);

•	“FS Investments” refers to Franklin Square Holdings, L.P.;

•	“FSIC II” refers to FS Investment Corporation II and, where applicable, its consolidated subsidiaries;

•	“FSIC II Advisor” refers to FSIC II Advisor, LLC, the former investment adviser to FSIC II;

•

“FSIC II Annual Meeting” refers to the annual meeting of FSIC II stockholders to be held at 12:00 p.m., Eastern Time, on November 6, 2019, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof;

•

“FSIC II Annual Meeting Proposals” refers to the FSIC II Merger Proposal, the Recapitalization Transaction Advisory Proposal, the FSIC II Merger Charter Amendment Proposals, the FSIC II Listing Charter Amendment Proposals, the Advisory Agreement Amendment Proposal, the FSIC II Director Election Proposal and the FSIC II Auditor Ratification Proposal, each as defined in “Questions and Answers about the Annual Meetings and the Mergers” and as further described herein;

•	“FSIC II Board” refers to the board of directors of FSIC II;

•	“FSIC II Charter” refers to the Articles of Amendment and Restatement of FSIC II;

•	“FSIC II Common Stock” refers to common stock of FSIC II, par value $0.001 per share;

•	“FSIC II Investment Advisory Agreement” refers to the Investment Advisory and Administrative Services Agreement, dated April 9, 2018, by and between FSIC II and the Advisor;

•	“Fund Boards” refers to the FSIC II Board, the FSIC III Board, the FSIC IV Board and the CCT II Board.

•

“Merger Charter Amendments” refers to the charter amendments referred to in the FSIC II Merger Charter Amendment Proposals, the FSIC III Charter Amendment Proposals, the CCT II Charter Amendment Proposals and the FSIC IV Charter Amendment Proposals;

•

“Merger Charter Amendment Proposals” refers to the FSIC II Merger Charter Amendment Proposals, the FSIC III Charter Amendment Proposals, the CCT II Charter Amendment Proposals and the FSIC IV Charter Amendment Proposals;

•	“FSIC III” refers to FS Investment Corporation III and, where applicable, its consolidated subsidiaries;

•	“FSIC III Advisor” refers to FSIC III Advisor, LLC, the former investment adviser to FSIC III;

•

“FSIC III Annual Meeting” refers to the annual meeting of FSIC III stockholders to be held at 1:00 p.m., Eastern Time, on November 6, 2019, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof;

•

“FSIC III Annual Meeting Proposals” refers to the FSIC III Merger Proposal, the Recapitalization Transaction Advisory Proposal, the FSIC III Charter Amendment Proposals, the FSIC III Director Election Proposal and the FSIC III Auditor Ratification Proposal, each as defined in “Questions and Answers about the Annual Meetings and the Mergers” and as further described herein;

•	“FSIC III Board” refers to the board of directors of FSIC III;

•	“FSIC III Charter” refers to the Articles of Amendment and Restatement of FSIC III;

•	“FSIC III Common Stock” refers to common stock of FSIC III, par value $0.001 per share;

•	“FSIC III Investment Advisory Agreement” refers to the Investment Advisory and Administrative Services Agreement, dated April 9, 2018, by and between FSIC III and the Advisor;

•	“FSIC IV” refers to FS Investment Corporation IV and, where applicable, its consolidated subsidiaries;

•	“FSIC IV Advisor” refers to FSIC IV Advisor, LLC, the former investment adviser to FSIC IV;

•

“FSIC IV Annual Meeting” refers to the annual meeting of FSIC IV stockholders to be held at 2:00 p.m., Eastern Time, on November 6, 2019, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof;

•

“FSIC IV Annual Meeting Proposals” refers to the FSIC IV Merger Proposal, the Recapitalization Transaction Advisory Proposal, the FSIC IV Charter Amendment Proposals, the FSIC IV Director Election Proposal and the FSIC IV Auditor Ratification Proposal, each as defined in “Questions and Answers about the Annual Meetings and the Mergers” and as further described herein;

•	“FSIC IV Board” refers to the board of directors of FSIC IV;

•	“FSIC IV Charter” refers to the Articles of Amendment and Restatement of FSIC IV;

•	“FSIC IV Common Stock” refers to common stock of FSIC IV, par value $0.001 per share;

•	“FSIC IV Investment Advisory Agreement” refers to the Investment Advisory and Administrative Services Agreement, dated April 9, 2018, by and between FSIC IV and the Advisor;

•	“FSK” refers to FS KKR Capital Corp.;

•	“Fund Complex” refers to FSK, FSIC II, FSIC III, CCT II and FSIC IV;

•	“Fund Parties” refers to FSIC II, FSIC III, CCT II and FSIC IV (and, each a “Fund Party”);

•	“J.P. Morgan” refers to J.P. Morgan Securities LLC;

•	“KKR Credit” refers to KKR Credit Advisors (US) LLC;

•	“Listing” refers to the listing of shares of FSIC II Common Stock on a national securities exchange;

•	“Merger 1A” refers to the merger of Merger Sub 1 with and into FSIC III, with FSIC III continuing as the surviving company;

•	“Merger 1B” refers to the merger of FSIC III, as the surviving company in Merger 1A, with and into FSIC II, with FSIC II continuing as the surviving company;

•	“Merger 2A” refers to the merger of Merger Sub 2 with and into CCT II, with CCT II continuing as the surviving company;

•	“Merger 2B” refers to the merger of CCT II, as the surviving company in Merger 2A, with and into FSIC II, with FSIC II continuing as the surviving company;

•	“Merger 3A” refers to the merger of Merger Sub 3 with and into FSIC IV, with FSIC IV continuing as the surviving company;

•	“Merger 3B” refers to the merger of FSIC IV, as the surviving company in Merger 3A, with and into FSIC II, with FSIC II continuing as the surviving company;

•	“Merger Agreement” refers to the Agreement and Plan of Merger, dated May 31, 2019, by and among FSIC II, FSIC III, CCT II, FSIC IV, Merger Sub 1, Merger Sub 2, Merger Sub 3 and the Advisor;

•	“Merger Consideration” refers to Merger Consideration 1, Merger Consideration 2 or Merger Consideration 3, as applicable;

•	“Merger Consideration 1” refers to the consideration to be paid to FSIC III stockholders in Merger 1A;

•	“Merger Consideration 2” refers to the consideration to be paid to CCT II stockholders in Merger 2A;

•	“Merger Consideration 3” refers to the consideration to be paid to FSIC IV stockholders in Merger 3A;

•	“Merger Proposals” refers to the FSIC II Merger Proposal, the FSIC III Merger Proposal, the CCT II Merger Proposal and the FSIC IV Merger Proposal;

•	“Merger Sub 1” refers to NT Acquisition 1, Inc., a Maryland corporation and wholly-owned direct consolidated subsidiary of FSIC II;

•	“Merger Sub 2” refers to NT Acquisition 2, Inc., a Delaware corporation and a wholly-owned direct consolidated subsidiary of FSIC II;

•	“Merger Sub 3” refers to NT Acquisition 3, Inc., a Maryland corporation and a wholly-owned direct consolidated subsidiary of FSIC II;

•	“Merger Subs” refers to Merger Sub 1, Merger Sub 2 or Merger Sub 3, as applicable;

•	“Mergers” refers to Merger 1A, Merger 1B, Merger 2A, Merger 2B, Merger 3A and Merger 3B, collectively;

•	“NASAA” refers to the North American Securities Administrators Association;

•	“NAV” refers to net asset value;

•	“Record Date” refers to the date for the determination of stockholders entitled to notice of, and to vote at, each of the Annual Meetings; and

•	“stockholder” refers to a “shareholder” with respect to CCT II and a “stockholder” with respect to FSIC II, FSIC III, FSIC IV, Merger Sub 1, Merger Sub 2 and Merger Sub 3.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETINGS AND THE MERGERS

The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Mergers) and the voting procedures for the Annual Meetings.

Questions and Answers about the Annual Meetings

Q:	Why am I receiving these materials?

A:	The Fund Parties are furnishing these materials in connection with the solicitation of proxies by each Fund Party’s board of directors or trustees, as applicable, at each of the Annual Meetings.

This joint proxy statement/prospectus and the accompanying materials are being mailed on or about August 15, 2019 to stockholders of record of the Fund Parties described below and are available at www.proxyvote.com.

Q:	What items will be considered and voted on at the Annual Meetings?

A:	At the FSIC II Annual Meeting, FSIC II stockholders will be asked to approve:

•	a proposal to approve the transactions contemplated by the Merger Agreement, including the Mergers (the “FSIC II Merger Proposal”);

•

a proposal to approve, by a non-binding, advisory vote, of the issuance to all holders of FSIC II Common Stock following the closing of the Mergers on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s NAV (the “Recapitalization Transaction Advisory Proposal”);

•	a proposal to delete Section 10.5 of the FSIC II Charter regarding limitations on certain affiliated transactions (“FSIC II Merger Charter Amendment Proposal 1”);

•	a proposal to delete Article XII of the FSIC II Charter regarding limitations on Roll-Up Transactions (the “FSIC II Merger Charter Amendment Proposal 2”);

•

a proposal to delete Section 5.6 of the FSIC II Charter regarding payment of dividends and distributions (the “FSIC II Merger Charter Amendment Proposal 3,” and, together with FSIC II Merger Charter Amendment Proposal 1 and FSIC II Merger Charter Amendment Proposal 2, the “FSIC II Merger Charter Amendment Proposals”);

•	a proposal to revise Section 4.1 of the FSIC II Charter to provide for a staggered FSIC II Board (the “FSIC II Listing Charter Amendment Proposal 1”);

•

a proposal to revise Section 6.2 of the FSIC II Charter to (i) increase the vote required to effect certain changes to the FSIC II Charter to 80% of all the votes entitled to be cast on the matter, and (ii) require such increased stockholder vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect a liquidation of FSIC II or any amendment to revised Section 4.1 or new Section 4.8 of the FSIC II Charter (as well as Sections 4.2, 4.7, 6.1 and 6.2); provided that, if any such change or action is first approved by two-thirds of the existing directors (together with directors nominated by the existing directors), then it will require approval only by a majority of votes entitled to be cast (the “FSIC II Listing Charter Amendment Proposal 2”);

•	a proposal to add a new Section 4.8 to the FSIC II Charter regarding procedures for director removal (the “FSIC II Listing Charter Amendment Proposal 3”);

•

a proposal to add a new Section 5.5 to the FSIC II Charter regarding FSIC II’s ability to limit a stockholder’s inspection of FSIC II’s books and records if it is for an improper purpose (the “FSIC II Listing Charter Amendment Proposal 4”);

•	a proposal to delete Section 5.8 of the FSIC II Charter regarding restrictions on FSIC II’s stockholders mandated by the NASAA Omnibus Guidelines (“FSIC II Listing Charter Amendment Proposal 5”);

•

a proposal to delete Section 7.4 of the FSIC II Charter providing for restrictions on FSIC II’s ability to advance expenses to its directors and officers and the Advisor in accordance with NASAA Omnibus Guidelines (“FSIC II Listing Charter Amendment Proposal 6”);

•

a proposal to approve an amended and restated investment advisory agreement between FSIC II and the Advisor, to (a) reduce the annual base management fee from 1.5% to 1.0% on all assets financed using leverage over 1.0x debt to equity and exclude cash and cash equivalents from the gross assets on which the annual base management fee is calculated, (b) amend the hurdle rate applicable to FSIC II’s payment of a subordinated incentive fee on income to be based on net assets rather than adjusted capital, (c) revise the definition of pre-incentive net investment income to exclude interest expense and dividends paid on certain shares of preferred stock, (d) introduce a cap on subordinated incentive fees, (e) incorporate in the calculation of the incentive fee on capital gains the historical net realized losses and unrealized depreciation of the Acquired Funds in addition to FSIC II and (f) implement certain other revisions to bring the FSIC II Investment Advisory Agreement in line with those of other BDCs listed on a national securities exchange (“Listed BDCs,” and such proposal the “Advisory Agreement Amendment Proposal”);

•

a proposal to consider and vote upon the election of the following individuals as Class B Directors of FSIC II, each of whom has been nominated for election for a three-year term expiring at the 2022 annual meeting of the stockholders: Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins (the “FSIC II Director Election Proposal”);

•

a proposal to consider and vote upon the ratification of Deloitte & Touche LLP as FSIC II’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “FSIC II Auditor Ratification Proposal”); and

•

a proposal to delete Section 7.3 of the FSIC II Charter regarding limitations on indemnification mandated by the NASAA Omnibus Guidelines (the “FSIC II Listing Charter Amendment Proposal 7” and, together with FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 6, the “FSIC II Listing Charter Amendment Proposals”).

At the FSIC III Annual Meeting, FSIC III stockholders will be asked to approve:

•	a proposal to approve Merger 1A and the other transactions contemplated by the Merger Agreement (the “FSIC III Merger Proposal”);

•	the Recapitalization Transaction Advisory Proposal;

•	a proposal to delete Section 10.5 of the FSIC III Charter regarding limitations on certain affiliated transactions (“FSIC III Charter Amendment Proposal 1”);

•

a proposal to delete Article XII of the FSIC III Charter regarding limitations on Roll-Up Transactions (the “FSIC III Charter Amendment Proposal 2,” and, together with the FSIC III Charter Amendment Proposal 1, the “FSIC III Charter Amendment Proposals”);

•

a proposal to consider and vote upon the election of the following individuals as Class A Directors of FSIC III, each of whom has been nominated for election for a three-year term expiring at the 2022 annual meeting of the stockholders: Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins (the “FSIC III Director Election Proposal”); and

•

a proposal to consider and vote upon the ratification of Deloitte & Touche LLP as FSIC III’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “FSIC III Auditor Ratification Proposal”).

At the CCT II Annual Meeting, CCT II stockholders will be asked to approve:

•	a proposal to approve Merger 2A and the other transactions contemplated by the Merger Agreement (the “CCT II Merger Proposal”);

•	the Recapitalization Transaction Advisory Proposal;

•	a proposal to delete Section 10.6 of the CCT II Charter regarding limitations on certain affiliated transactions (“CCT II Charter Amendment Proposal 1”);

•

a proposal to delete Section 12.1 of the CCT II Charter regarding limitations on Roll-Up Transactions (the “CCT II Charter Amendment Proposal 2,” and, together with the CCT II Charter Amendment Proposal 1, the “CCT II Charter Amendment Proposals”);

•

a proposal to consider and vote upon the election of the following individuals as trustees of CCT II, each of whom has been nominated for election for a one year term expiring at the 2020 annual meeting of the shareholders: Todd C. Builione, James H. Kropp, Mark D. Linsz and Thomas W. Morgan (the “CCT II Trustee Election Proposal”); and

•

a proposal to consider and vote upon the ratification of Deloitte & Touche LLP as CCT II’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “CCT II Auditor Ratification Proposal”).

At the FSIC IV Annual Meeting, FSIC IV stockholders will be asked to approve:

•	a proposal to approve Merger 3A and the other transactions contemplated by the Merger Agreement (the “FSIC IV Merger Proposal”);

•	the Recapitalization Transaction Advisory Proposal;

•	a proposal to delete Section 10.5 of the FSIC IV Charter regarding limitations on certain affiliated transactions (“FSIC IV Charter Amendment Proposal 1”);

•

a proposal to delete Article XII of the FSIC IV Charter regarding limitations on Roll-Up Transactions (the “FSIC IV Charter Amendment Proposal 2,” and, together with the FSIC IV Charter Amendment Proposal 1, the “FSIC IV Charter Amendment Proposals”);

•

a proposal to consider and vote upon the election of the following individuals as Class A Directors of FSIC IV, each of whom has been nominated for election for a three-year term expiring at the 2022 annual meeting of the stockholders: Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins (the “FSIC IV Director Election Proposal”); and

•

a proposal to consider and vote upon the ratification of Deloitte & Touche LLP as FSIC IV’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “FSIC IV Auditor Ratification Proposal”).

Q:	How does the board of directors or trustees, as applicable, of each of the Fund Parties recommend voting on the proposals presented at the Annual Meetings?

A:	The FSIC II Board, including each of the independent directors, unanimously recommends that FSIC II stockholders vote “FOR” each of the FSIC II Annual Meeting Proposals.

The FSIC III Board, including each of the independent directors, unanimously recommends that FSIC III stockholders vote “FOR” each of the FSIC III Annual Meeting Proposals.

The CCT II Board, including each of independent trustees, unanimously recommends that CCT II shareholders vote “FOR” each of the CCT II Annual Meeting Proposals.

The FSIC IV Board, including each of the independent directors, unanimously recommends that FSIC IV stockholders vote “FOR” each of the FSIC IV Annual Meeting Proposals.

Q:	What is the “Record Date” and what does it mean?

A:

The Record Date for each of the Annual Meetings is August 8, 2019. The Record Date for each of the Fund Parties was established by the board of directors or trustees, as applicable, of such Fund Party, and only holders of record of shares of common stock of the applicable Fund Party at the close of business on the Record Date are entitled to receive notice of the applicable Annual Meeting and vote at the applicable Annual Meeting. As of the Record Date, there were 327,309,962 shares of FSIC II Common Stock outstanding, 12,302,892 shares of CCT II Common Stock outstanding, 291,127,422 shares of FSIC III Common Stock outstanding and 31,674,734 shares of FSIC IV Common Stock outstanding. A new Record Date may be set for a Fund Party by a vote of the applicable Fund Party’s board of directors or trustees, as applicable.

Q:	If I am a stockholder of one or more of the Fund Parties, how many votes do I have?

A:	Each share of common stock of a Fund Party held by a holder of record as of the Record Date has one vote on each matter considered at the Annual Meeting of such Fund Party.

Q:	If I am a stockholder of one or more of the Fund Parties, how do I vote?

A:

A stockholder may vote in person at such Fund Party’s Annual Meeting or by proxy in accordance with the instructions provided below. A stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•	By telephone: (800) 690-6903

•

By mail: You may vote by proxy by indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on November 5, 2019.

•

In person: You may vote in person at a Fund Party’s Annual Meeting by requesting a ballot when you arrive. You will need to bring photo identification in order to be admitted to the Annual Meeting(s). To obtain directions to the Annual Meetings, please call (844) 358-7276 and select Option 1. If your shares of stock are held through a broker and you attend such Fund Party’s Annual Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at such Annual Meeting.

Important notice regarding the availability of proxy materials for the Annual Meetings. This joint proxy statement/prospectus and applicable proxy cards are available at www.proxyvote.com.

Q:	What if a Fund Party stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of the applicable Fund Party’s common stock received prior to such Fund Party’s Annual Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the shares of such Fund Party’s common stock will be voted “FOR” the proposals presented at the fund’s Annual Meeting.

Q:	If I am a Fund Party stockholder, how can I change my vote or revoke a proxy?

A:

You may revoke your proxy and change your vote before the proxies are voted at such Fund Party’s Annual Meeting. You may change your vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before such Annual Meeting, in which case only your latest Internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new proxy dated as of a later date, or by attending such Fund Party’s Annual Meeting and voting in person. However, your attendance at such Fund Party’s Annual Meeting will not automatically revoke your proxy, unless you properly vote at such Annual Meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to such Fund Party prior to the applicable Annual Meeting. Stockholders of the Fund Parties should direct their proxy revocations to the applicable Fund Party(ies) to the following address: 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Stephen S. Sypherd, General Counsel and Secretary.

Q:

If my shares of FSIC II Common Stock, FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, as applicable, are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?

A:

No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the applicable Annual Meeting.

Q:	What constitutes a “quorum” for the Annual Meetings of the Fund Parties?

A:

Under (i) the FSIC II Charter and the bylaws of FSIC II as currently in effect (the “FSIC II Bylaws”), (ii) the FSIC III Charter and the bylaws of FSIC III as currently in effect (the “FSIC III Bylaws”) and (iii) the FSIC IV Charter and the bylaws of FSIC IV as currently in effect (the “FSIC IV Bylaws”), the holders of one-third of the number of shares of FSIC II, FSIC III or FSIC IV common stock entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business.

Under the CCT II Charter and the bylaws of CCT II as currently in effect (the “CCT II Bylaws”), the presence in person or by proxy of the stockholders of CCT II holding fifty percent of the outstanding shares of CCT II Common Stock constitutes a quorum for the transaction of business.

Abstentions will be treated as shares of common stock that are present for purposes of determining the presence of a quorum for transacting business at each Fund Party’s Annual Meeting.

A “broker non-vote” occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner and present (in person or by proxy) at a meeting for purposes of voting on a routine proposal (or a non-routine proposal for which it has received instructions from the beneficial owner) has not received voting instructions from the beneficial owner of the shares on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposal. All of the proposals to be considered at the Annual Meetings are non-routine matters, other than the ratifications of the appointments of the independent registered public accounting firm, which are routine matters.

Because the proposal to ratify the appointment of the independent public accounting firm of each Fund Party is a routine matter, if a beneficial owner does not instruct its broker, bank or other institution or nominee holding its shares of a Fund Party’s common stock on its behalf with respect to any of the proposals to be considered at the applicable Annual Meeting, such shares of common stock may still be treated as present for purposes of determining the presence of a quorum for transacting business at the applicable Annual Meeting.

In the event that a quorum is not present or if it appears that there are not enough votes to approve the proposals presented at the Annual Meetings of the FS Funds, the chairman of such Annual Meeting shall have the power to adjourn the such Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for such Annual Meeting without notice, other than the announcement at such Annual Meeting, to permit further solicitation of proxies. Any business that might have been transacted at such Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

In the event that a quorum is not present or if it appears that there are not enough votes to approve the proposals presented at the CCT II Annual Meeting, the chairman of the CCT II Acquired Fund’s Annual Meeting or the stockholders entitled to vote at the CCT II Annual Meeting shall have the power to adjourn the CCT II Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for the CCT II Annual Meeting without notice, other than the announcement at the CCT II Annual Meeting, to permit further solicitation of proxies. Any business that might have been transacted at the CCT II Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If sufficient votes in favor of one proposal have been received at the time of the any annual meeting, such proposal will be acted upon and such action will be final, regardless of any subsequent adjournments to consider other proposals.

Q:	What vote is required to approve each of the proposals at the Annual Meetings?

A:	See “Annual Meetings—Vote Required” for a description of the votes required with respect to each of the proposals to be considered at each of the Annual Meetings.

Q:	How will the final voting results be announced?

A:

Preliminary voting results will be announced at each Annual Meeting. Final voting results will be published by each of the Fund Parties in a current report on Form 8-K filed by such Fund Party within four business days after the date of such Fund Party’s Annual Meeting.

Q:	Will the Fund Parties incur expenses in soliciting proxies?

A:

The expenses of the solicitation of proxies for the Annual Meetings, including the cost of preparing, printing and mailing this joint proxy statement/prospectus, the applicable accompanying Notice of Annual Meeting of Stockholders and the proxy card, will be borne in accordance with the percentage equal to the quotient of (A) such Fund Party’s assets under management as of the end of the most recent fiscal quarter divided (B) by the aggregate assets under management by FSIC II and each of the Acquired Funds calculated as of the end of the most recent fiscal quarter. The Fund Parties have requested that brokers, nominees, fiduciaries and other persons holding shares of FSIC II Common Stock, FSIC III Common Stock, CCT II Common Stock and FSIC IV Common Stock, as applicable, in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Fund Parties will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of each of the Fund Parties and their respective affiliates (without special compensation therefor). Each of the Fund Parties have also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies, and it is expected that FSIC II will pay an estimated fee of approximately $355,000, FSIC III will pay an estimated fee of approximately $325,000, CCT II will pay an estimated fee of approximately $29,000 and FSIC IV will pay an estimated fee of approximately $59,000, plus out-of-pocket expenses.

For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers—‘Who is responsible for paying the expenses relating to completing the Mergers?’”

Q:	What does it mean if I receive more than one proxy card?

A:

Some of your shares of FSIC II Common Stock, FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, as applicable, may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

Q:	Are the proxy materials available electronically?

A:

In accordance with regulations promulgated by the SEC, the Fund Parties have made the registration statement (of which this joint proxy statement/prospectus forms a part), the applicable Notice of Annual Meeting of Stockholders and the applicable proxy card available to stockholders of each of the Fund Parties on the Internet. Stockholders may (i) access and review the proxy materials of each of the Fund Parties, (ii) authorize their proxies, as described in “The Annual Meetings—Proxy Voting Policies and Procedures,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), each Notice of Annual Meeting of Stockholders and each proxy card are available at www.proxyvote.com.

Pursuant to the rules adopted by the SEC, each of the Fund Parties will furnish proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While each of the Fund Parties encourages its stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of stockholder meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of FSIC II Common Stock, FSIC III Common Stock, CCT II Common Stock and FSIC IV Common Stock, as applicable, held by a broker or custodian, may request a printed set of proxy materials.

Q:	Will my vote make a difference?

A:

Yes. Your vote is needed to ensure the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting stockholder votes.

Q:	Whom can I contact with any additional questions?

A:	If you are a stockholder of any of the Fund Parties, you can contact Broadridge Financial Solutions, Inc. at the below contact information with any additional questions:

Broadridge Financial Solutions, Inc.

51 Mercedes Way

Edgewood, New York 11717

1-833-868-3374.

Q:	Where can I find more information about the Fund Parties?

A:	You can find more information about each of the Fund Parties in the documents described under the caption “Where You Can Find More Information.”

Q:	What do I need to do now?

A:

We urge you to read carefully this entire document, including its annexes. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Mergers

Q:	What will happen in the Mergers?

A:	In the Mergers, each of the Acquired Funds will, through a series of transactions, merge with and into FSIC II.

In Merger 1A, Merger Sub 1, a wholly owned subsidiary of FSIC II, will merge with and into FSIC III. FSIC III will be the surviving company of such merger. Immediately following such merger, FSIC III shall merge with and into FSIC II, with FSIC II continuing as the surviving company. Merger 1A is a condition precedent to the other Mergers. Therefore, unless Merger 1A (involving a wholly-owned subsidiary of FSIC II and FSIC III) occurs, none of the other Mergers will occur, even if approved by the applicable stockholders of FSIC II, CCT II and/or FSIC IV.

In Merger 2A, Merger Sub 2, a wholly owned subsidiary of FSIC II, will merge with and into CCT II. CCT II will be the surviving company of such merger. Immediately following such merger, CCT II shall merge with and into FSIC II, with FSIC II continuing as the surviving company. Merger 2A is not a condition precedent to any other Merger.

In Merger 3A, Merger Sub 3, a wholly owned subsidiary of FSIC II, will merge with and into FSIC IV. FSIC IV will be the surviving company of such merger. Immediately following such merger, FSIC IV shall merge with and into FSIC II, with FSIC II continuing as the surviving company. Merger 3A is not a condition precedent to any other Merger.

Q:	What will stockholders of the Acquired Funds receive in the Mergers?

A:

Each stockholder will be entitled to receive, for each share of FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, as applicable, that number of shares of FSIC II Common Stock equal to the applicable Exchange Ratio, subject to adjustment pursuant to the terms of the Merger Agreement and, at the discretion of FSIC II, the payment of cash in lieu of fractional shares.

Q:	Are the Exchange Ratios subject to any adjustment?

A:

For each share of FSIC III Common Stock, CCT II Common Stock and FSIC IV Common Stock, the applicable Exchange Ratio will only be adjusted if, between the date the applicable Exchange Ratio is calculated, which will be no more than 48 hours (excluding Sundays and holidays) prior to the Effective Time, and the Effective Time, the respective outstanding shares of FSIC II Common Stock, FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period. Because the Exchange Ratios will be determined on the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Mergers, the time period during which such an adjustment could occur will be relatively short.

Q:	Who is responsible for paying the expenses relating to completing the Mergers?

A:

In general, all fees and expenses incurred in connection with the Mergers shall be paid by the person incurring such fees and expenses, whether or not the Mergers are consummated. However, the Fund Parties shall bear the costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the Mergers and all other filings and fees in connection with any other filing under the Hart-Scott-Rodino Antitrust Act of 1976, as amended (the “HSR Act”) in accordance with the percentage equal to the quotient of (A) such Fund Party’s assets under management as of the end of the most recent fiscal quarter divided (B) by the aggregate assets under management by FSIC II and each of the Acquired Funds calculated as of the end of the most recent fiscal quarter. See “Description of the Merger Agreement—Expenses and Fees.” It is anticipated that FSIC II will bear expenses of approximately $4.6 million in connection with the Mergers, FSIC III will bear expenses of approximately $3.3 million in connection with the Mergers, CCT II will bear expenses of approximately $0.2 million in connection with the Mergers and FSIC IV will bear expenses of approximately $0.5 million in connection with the Mergers.

Q:	Will I receive dividends after the Mergers?

A:

Subject to applicable legal restrictions and the sole discretion of the FSIC II Board, FSIC II currently declares cash distributions on a quarterly basis and pays regular cash distributions to its stockholders on a monthly basis. However, following the closing of the Mergers, FSIC II may declare and pay regular cash distributions on a quarterly basis. For a history of the dividends and distributions paid by FSIC II, see “Management’s Discussion and Analysis of Financial Condition of FSIC II” and Note 5 to FSIC II’s consolidated financial statements contained in this joint proxy statement/prospectus. The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by the FSIC II Board and depend on FSIC II’s cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See “FSIC II Distribution Reinvestment Plan” for additional information regarding FSIC II’s distribution reinvestment plan.

No dividends or other distributions with respect to the FSIC II Common Stock will be paid to the holder of any unsurrendered shares of common stock of the Acquired Funds with respect to the shares of the FSIC II Common Stock represented thereby, in each case unless such shares are surrendered in accordance with the Merger Agreement. Following surrender of any such shares of FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, the record holders of such shares of such common stock, as applicable, shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of FSIC II Common Stock represented by such shares of FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, respectively, and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of FSIC II Common Stock represented by such shares of common stock of the Acquired Funds, with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of the FSIC II Common Stock issuable with respect to such shares of common stock of the Acquired Funds.

Q:	Are the Mergers subject to any third-party consents?

A:

Under the Merger Agreement, each of the Fund Parties shall use its reasonable best efforts to obtain certain approvals. As of the date of this joint proxy statement/prospectus, the Fund Parties believe that they have obtained all necessary third-party approvals other than applicable stockholder approvals necessary to consummate the Mergers.

The Fund Parties have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Mergers, in the most expeditious manner practicable. There can be no assurance that any consents, approvals, confirmations or authorizations will be obtained or that such consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

Q:	How do the Fund Parties’ investment objectives and strategies differ?

A:

The Fund Parties’ investment objectives and strategies are substantially identical. As a result of these commonalities, the Advisor does not anticipate any significant portfolio repositioning in connection with the Mergers.

Q:	How do the distribution procedures, purchase procedures, redemption procedures and exchange rights of the Fund Parties differ from one another?

A:

The Fund Parties have substantially identical distribution, purchase and redemption procedures. None of the Fund Parties offers exchange rights with respect to its common stock. FSIC II anticipates that the combined company will maintain the distribution, purchase and redemption procedures of FSIC II following the closing of the Mergers, in each case, subject to determination of the FSIC II Board and the Listing. For more information, see “Comparison of FSIC II, FSIC III, CCT and FSIC IV Distribution, Purchase and Redemption Procedures.”

Q:	How will the combined company be managed following the Mergers?

A:

The directors of FSIC II immediately prior to the Mergers shall remain the directors of FSIC II and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The officers of FSIC II immediately prior to the Mergers shall remain the officers of FSIC II and shall hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Mergers, the Advisor shall continue to be the investment adviser of the combined company pursuant to the existing FSIC II Investment Advisory Agreement by and between FSIC II and the Advisor unless amended pursuant to the Advisory Agreement Amendment Proposal. For more information regarding the directors and officers of FSIC II, see “Management of the Fund Parties.”

Q:	Are stockholders of the Fund Parties able to exercise dissenters’ rights?

A:

No. Fund Party stockholders will not be entitled to exercise dissenters’ rights to appraisal or other similar remedy with respect to any matter to be voted upon at such Fund Party’s Annual Meeting. Any stockholder may abstain from voting or vote against any of such matters.

Q:	When do you expect to complete the Mergers?

A:

While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, the Fund Parties are working to complete the Mergers in the fourth quarter of 2019. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the applicable Annual Meetings and satisfaction of the other closing conditions set forth in the Merger Agreement.

Q:	Are the Mergers expected to be taxable to FSIC II stockholders?

A:	No. The Mergers are not expected to be a taxable event for FSIC II stockholders.

Q:	Are the Mergers expected to be taxable to the Acquired Funds’ stockholders?

A:

No. Each Merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and it is a condition to the Fund Parties’ respective obligations to complete the Mergers that each of them receives a legal opinion to that effect. The Acquired Funds’ stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of their common stock for shares of FSIC II Common Stock pursuant to any of the Mergers, except with respect to any cash received in lieu of fractional shares of FSIC II Common Stock. The Acquired Funds’ stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Consequences of the Mergers and the Recapitalization Transaction” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. Tax matters can be complicated and the tax consequences of the Mergers to the Acquired Funds’ stockholders will depend on the particular tax situation of such stockholder. The Acquired Funds’ stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Q:	What happens if the Mergers are not consummated?

A:

If Merger 1A does not occur, none of the Mergers will occur and FSIC III’s stockholders will not receive any payment for their shares of FSIC III Common Stock, CCT II’s stockholders will not receive any payment for their shares of CCT II Common Stock and FSIC IV’s stockholders will not receive any payment for their shares of FSIC IV Common Stock. Instead, each of the Acquired Funds will remain an independent company.

If Merger 2A does not occur, CCT II’s stockholders will not receive any payment for their shares of CCT II Common Stock. Instead, CCT II will remain an independent company.

If Merger 3A does not occur, FSIC IV’s stockholders will not receive any payment for their shares of FSIC IV Common Stock. Instead, FSIC IV will remain an independent company.

Q:	If I am a Fund Party stockholder, what happens if I sell my shares before such Fund Party’s Annual Meeting?

A:

The Record Date is earlier than the date that the Mergers are expected to be completed. If you transfer your shares of common stock after the Record Date but before such Fund Party’s Annual Meeting, you will retain your right to vote at such Annual Meeting, but will have transferred the right to receive shares of FSIC II Common Stock. In order to receive shares of FSIC II Common Stock for each share of such Fund Party’s common stock owned, you must hold your shares through completion of the Mergers.

Questions and Answers about the Recapitalization Transaction

Q:	What is the Recapitalization Transaction, and why am I being asked to approve the Recapitalization Transaction?

A:

Following the closing of the Mergers and subject to approval of the board of directors of the combined company, FSIC II currently intends to issue perpetual preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s NAV to holders of FSIC II Common Stock following the Mergers. It is anticipated that the shares of preferred stock will have an annual preferred dividend of 5.5% (the “Recapitalization Transaction”). The liquidation preference of each share of Preferred Stock is anticipated to be $25.00. See “FSIC II Proposal 2: Approval on a Non-Binding Advisory Basis of the Issuance to all Holders of FSIC II Common Stock Following the Closing of the Mergers on a Pro Rata Basis of Shares of a New Class of Preferred Stock of FSIC II with an Aggregate Liquidation Preference Representing Approximately 20% of the Combined Company’s Net Asset Value” for additional information regarding the Recapitalization Transaction.

Each of the Fund Parties is seeking a non-binding, advisory vote of its stockholders of the Recapitalization Transaction because the FSIC II Board is considering whether to consummate the Recapitalization Transaction following the closing of the Mergers and values the input of stockholders of each of the Fund Parties.

Q:	Will shares of Preferred Stock be listed on a national securities exchange?

A:

Assuming the closing of the Recapitalization Transaction, FSIC II expects to list the Preferred Stock on a national securities exchange at a future point following the listing of the FSIC II Common Stock. The timing of any such listing is subject to market conditions and other considerations, including the approval of the FSIC II Board.

Q:	Will stockholders be able to transfer shares of Preferred Stock prior to a listing of the Preferred Stock on a national securities exchange

A:

The shares of Preferred Stock issued in the Recapitalization Transaction are not expected to be registered at the time of issuance. Therefore, shares of Preferred Stock may only be resold pursuant to registration under the Securities Act or a valid exemption from registration.

Q:	How frequently will shares of Preferred Stock pay dividends?

A:

It is anticipated that dividends on shares of Preferred Stock will generally be payable quarterly on January 31, April 30, July 31 and October 31, as declared by the board of directors of the combined company. The combined company will not declare or pay distributions on its common stock unless the distributions have been declared and paid on the Preferred Stock.

Q:	What is the expected tax treatment of the Preferred Stock?

A:

The Fund Parties expect the dividends on the preferred shares will be reported as ordinary income on Form 1099-DIV. For more information regarding the tax treatment of the Preferred Stock, see “Certain Material U.S. Federal Income Tax Consequences of the Mergers and the Recapitalization Transaction—Certain Material U.S. Federal Income Tax Consequences related to the Recapitalization Transaction.”

Q:	How was the anticipated distribution rate for the Preferred Stock determined?

A:	Together with the Advisor, the Fund Parties’ boards of directors or trustees, as applicable, and their financial advisor conducted a competitor and market review.

While there are limited comparables in the BDC sector, there is a well-developed and liquid market for $25.00 par preferred stock securities, including in the property real estate investment trust (“REIT”) and mortgage REIT sectors. The analysis covered a broad range of issuers as well as structures, including fixed and floating rate securities, and issuance sizes.

The combined company’s expected distribution rate takes into account the results of the competitor analysis as well as the preferred dividend required to achieve the objective of aligning the dividend yield on the combined company’s common shares to a competitive level with the largest publicly traded BDCs.

Questions and Answers about the Listing

Q:	The FSIC II Listing Charter Amendment Proposals contemplate a potential Listing. When will a Listing occur?

A:

FSIC II intends to pursue a Listing following the Recapitalization Transaction. However, no assurance can be made regarding the timing of the Listing, or that the Listing will occur at all. The Listing remains subject to the existence of satisfactory market conditions, as determined by FSIC II, and the final approval of the FSIC II Board. Even if the FSIC II Listing Charter Amendment Proposals are approved by the stockholders and adopted by FSIC II, the Listing remains subject to market conditions.

Q:	Does FSIC II intend to seek a reduction of the asset coverage ratio applicable to FSIC II from 200% to 150% in connection with the Listing?

A:

The Small Business Credit Availability Act (the “SBCA Act”), among other things, amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) which reduces the asset coverage requirements applicable to BDCs from 200% (i.e. $1 of debt for investment purposes outstanding for each $1 of investor equity) to 150% (i.e. $2 of debt for investment purposes outstanding for each $1 of investor equity), so long as the BDC meets certain disclosure and approval requirements. Section 61(a)(2) provides that before the reduced asset coverage requirements are effective with respect to a BDC, the application of that section of the 1940 Act to such BDC must be approved by either (1) a “required majority,” as defined in the Section 57(o) of the 1940 Act, of such BDC’s board of directors or (2) a majority of votes cast at a special or annual meeting of such BDC’s stockholders at which a quorum is present. FSIC II currently intends to seek at some point in the future a vote from its stockholders to reduce the asset coverage ratio applicable to FSIC II to 150% pursuant to the SBCA Act, but does not plan to hold a stockholder meeting on such a proposal until after the Listing.

SUMMARY OF THE MERGERS

This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Mergers. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors.”

The Parties to the Mergers

FS Investment Corporation II

FS Investment Corporation III

Corporate Capital Trust II

FS Investment Corporation IV

201 Rouse Boulevard

Philadelphia, PA 19112

(215) 495-1150

FSIC II was incorporated under the Maryland General Corporation Law (the “MGCL”) on July 13, 2011, and formally commenced investment operations on June 18, 2012. FSIC III was incorporated under the MGCL on June 7, 2013, and formally commenced investment operations on April 2, 2014. CCT II was formed as a Delaware statutory trust on August 12, 2014, and formally commenced investment operations on March 1, 2016. FSIC IV was incorporated under the MGCL on February 25, 2015, and formally commenced investment operations on January 6, 2016.

Each of the Fund Parties is an externally managed, non-diversified, closed-end management investment company. The Fund Parties have each elected to be regulated as BDCs under the 1940 Act and have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as regulated investment companies (“RICs”) under the Subchapter M of the Code.

The investment objectives of each Fund Party are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund Parties pursue their investment objectives by investing primarily in the debt of middle market U.S. companies with a focus on originated transactions sourced through the network of the Advisor and its affiliates.

The Fund Parties’ portfolios are comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although the Fund Parties do not expect a significant portion of their portfolios to be comprised of subordinated loans, there is no limit on the amount of such loans in which they may invest. The Fund Parties may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from target companies as primary market or directly originated investments. In connection with debt investments, the Fund Parties may on occasion receive equity interests such as warrants or options as additional consideration. The Fund Parties may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in target companies, generally in conjunction with one of the Fund Party’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of a Fund Party’s portfolio may be comprised of corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor the investment focus of each Fund Party (including FSIC II following the Mergers) as market conditions evolve. Depending on market conditions, the Fund Parties may increase or decrease their exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities reflects a lower valuation than deemed warranted by the Advisor’s fundamental analysis, which may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and structured products.

The senior secured loans, second lien secured loans and senior secured bonds in which the Fund Parties invest generally have stated terms of three to seven years and subordinated debt investments that the Fund Parties make generally have stated

terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in the Fund Parties’ portfolios. The Fund Parties’ debt investments may be rated by a nationally recognized statistical rating organization (“NRSRO”) and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). The Fund Parties also invest in non-rated debt securities.

Below is a chart comparing each of the Fund Parties before the Mergers with FSIC II as the surviving company following the Mergers:

	FSIC II (Before the Mergers)	FSIC III	FSIC IV	CCT II	FSIC II (Following the Mergers)
Primary Investment Objective	To generate current income and, to a lesser extent, long-term capital appreciation	Same as FSIC II	Same as FSIC II	Same as FSIC II	No change

Investment Focus	Senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies	Same as FSIC II	Same as FSIC II	Same as FSIC II	No change

Target Borrower	Private U.S. companies with annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $25 million to $100 million at the time of investment	Same as FSIC II	Same as FSIC II	Same as FSIC II	No change

Equity Investments	FSIC II may make select equity investments; may receive equity interests such as warrants or options as additional consideration in connection with debt investments	Same as FSIC II	Same as FSIC II	Same as FSIC II	No change

Entity Type	Corporation	Corporation	Corporation	Statutory Trust	Corporation

Jurisdiction	Maryland	Maryland	Maryland	Delaware	Maryland

NT Acquisition 1, Inc.

NT Acquisition 2, Inc.

NT Acquisition 3, Inc.

201 Rouse Boulevard

Philadelphia, PA 19112

(215) 495-1150

Each of Merger Sub 1 and Merger Sub 3 is a Maryland corporation and a newly formed wholly-owned direct consolidated subsidiary of FSIC II. Merger Sub 2 is a Delaware corporation and a newly formed wholly-owned direct consolidated subsidiary of FSIC II. Each of Merger Sub 1, Merger Sub 2 and Merger Sub 3 was formed in connection with and for the sole purpose of the Mergers and has no prior operating history.

FS/KKR Advisor,

LLC 201 Rouse Boulevard

Philadelphia, PA 19112

(215) 495-1150

The Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act. The Advisor is jointly operated by an affiliate of FS Investments and by KKR Credit. The chairman and chief executive officer of each of the FS Funds and CCT II’s chief executive officer, Michael C. Forman, serves as the Advisor’s chairman and chief executive officer, and Todd C. Builione, each of the Fund Parties’ president, serves as the Advisor’s president.

In addition to managing each of the Fund Party’s investments, the Advisor also currently manages the following entity:

Name	Entity	Investment Focus	Gross Assets(1)
FSK	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$7,733

(1)	As of March 31, 2019. Gross assets equals total assets set forth on FSK’s consolidated balance sheet. Dollar amounts are presented in millions.

The Advisor’s management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs.

Merger Structure

Pursuant to the terms of the Merger Agreement, at Effective Time 1A, Merger Sub 1 will merge with and into FSIC III. FSIC III will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of Effective Time 1A, the separate corporate existence of Merger Sub 1 will cease. Immediately after the occurrence of Effective Time 1A, and in accordance with the MGCL, FSIC III will merge with and into FSIC II and the separate corporate existence of FSIC III will cease and all outstanding shares of FSIC III Common Stock will be cancelled and no consideration shall be exchanged therefor. FSIC II will be the ultimate surviving company and will continue its existence as a corporation under the laws of the State of Maryland.

Pursuant to the terms of the Merger Agreement, at Effective Time 2A, Merger Sub 2 will merge with and into CCT II. CCT II will be the surviving company and will continue its existence as a statutory trust under the laws of the State of Delaware. Immediately after the occurrence of Effective Time 2A, CCT II will merge with and into FSIC II and the separate existence of CCT II will cease and all outstanding shares of CCT II Common Stock will be cancelled and no consideration will be exchanged therefor. FSIC II will be the ultimate surviving company and will continue its existence as a corporation under the laws of the State of Maryland.

Pursuant to the terms of the Merger Agreement, at Effective Time 3A, Merger Sub 3 will merge with and into FSIC IV. FSIC IV will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. Immediately after the occurrence of Effective Time 3A, FSIC IV will merge with and into FSIC II and the separate existence of FSIC IV will cease and all outstanding shares of FSIC IV Common Stock will be cancelled and no consideration will be exchanged therefor. FSIC II will be the ultimate surviving company and will continue its existence as a corporation under the laws of the State of Maryland.

Based on the number of shares of FSIC II Common Stock issued and outstanding and the NAVs of each of the Fund Parties as of March 31, 2019, at the closing of the Mergers (the “Closing Date”), and assuming the closing of each merger on the Closing Date, it is expected that FSIC II stockholders will own approximately 49.4% of the outstanding FSIC II Common Stock, former FSIC III stockholders will own approximately 42.3% of the outstanding FSIC II Common Stock, former CCT II stockholders will own approximately 2.0% of the outstanding FSIC II Common Stock and former FSIC IV stockholders will own approximately 6.3% of the outstanding FSIC II Common Stock. The Exchange Ratio is calculated based on the NAV per share of each of the Fund Parties’ common stock, each as of the Determination Date. Following the Mergers, it is anticipated that the combined company will continue its operations as conducted before the Mergers.

The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference into this joint proxy statement/prospectus. The Fund Parties encourage their respective stockholders to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Mergers.

Merger Consideration

If the Mergers are consummated, each FSIC III stockholder, CCT II stockholder and FSIC IV stockholder will be entitled to receive, for each share of FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, as applicable, that number of shares of FSIC II Common Stock with a NAV equal to the NAV of a share of CCT II Common Stock, FSIC III Common Stock or FSIC IV Common Stock, as applicable, in each case calculated as of the Determination Date. Holders of FSIC III Common Stock, CCT II Common Stock and FSIC IV Common Stock will receive fractional shares or cash in lieu of fractional shares, at the discretion of FSIC II.

After the Determination Date and until the Mergers are completed, NAV of the shares of FSIC II Common Stock to be issued in the Mergers will continue to fluctuate but the number of shares to be issued to FSIC III stockholders, CCT II stockholders and FSIC IV stockholders will remain fixed.

Comparative Price of Securities

The following table presents the NAV per share of FSIC II Common Stock, FSIC III Common Stock, FSIC IV Common Stock and CCT II Common Stock as of December 31, 2018 and March 31, 2019:

	FSIC II Common Stock	FSIC III Common Stock	FSIC IV Common Stock	CCT II Common Stock
NAV per share at December 31, 2018	$7.86	$7.60	$10.51	$8.55
NAV per share at March 31, 2019	$7.89	$7.62	$10.69	$8.70

Risks Relating to the Proposed Mergers

The Mergers and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. FSIC II, FSIC III, CCT II and FSIC IV stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective Annual Meeting.

•

Merger 1A is a condition precedent to Merger 2A and Merger 3A. Therefore, unless Merger 1A (involving a wholly-owned subsidiary of FSIC II and FSIC III) occurs, none of the other Mergers will occur, even if approved by the applicable stockholders of FSIC II, CCT II and/or FSIC IV. However, Merger 2A and Merger 3A are not conditions to the other mergers contemplated by the Merger Agreement. As a result, it is possible that certain, but not all, of the Mergers will occur.

•	Because the NAV of FSIC II Common Stock will fluctuate, the Acquired Funds’ stockholders cannot be sure of the value of the Merger Consideration they will receive until the Effective Time.

•	Each of the Fund Parties’ stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

•	FSIC II may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

•

The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of each of the Fund Parties or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

•	If the Mergers do not close, none of the Fund Parties will benefit from the expenses incurred in pursuit of the Mergers.

•	Termination of the Merger Agreement could negatively impact each of the Fund Parties.

•	The Merger Agreement limits the ability of each of the Fund Parties to pursue alternatives to the Mergers.

•

The Mergers are subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Mergers not being completed, which may result in material adverse consequences to the Fund Parties’ business and operations.

•	Each of the Fund Parties will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

•	Each of the Fund Parties may waive one or more conditions to the Mergers without resoliciting stockholder approval.

•

The shares of FSIC II Common Stock to be received by the Acquired Funds’ stockholders as a result of the Mergers will have different rights associated with them than shares of common stock of the Acquired Funds currently held by them.

•

Following a Listing, the market price of FSIC II Common Stock after the Mergers may be affected by factors different from those affecting FSIC II Common Stock currently, including a larger stockholder base, a different portfolio composition and a different capital structure.

See the section captioned “Risk Factors—Risks Relating to the Mergers” below for a more detailed discussion of these factors.

U.S. Federal Income Tax Consequences of the Mergers

The Mergers are each intended to qualify as a “reorganizations,” within the meaning of Section 368(a) of the Code, and it is a condition to each Fund Party’s obligations to complete the Mergers that each of them receives a legal opinion to that effect. Accordingly, the Mergers are not expected to be a taxable event for FSIC III, CCT II or FSIC IV stockholders for U.S. federal income tax purposes as to the shares of FSIC II Common Stock they receive in the Mergers.

The Acquired Funds’ stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Consequences of the Mergers and the Recapitalization Transaction” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. Tax matters can be complicated and the tax consequences of the Mergers to the Acquired Funds’ stockholders will depend on their particular tax situation. Holders of FSIC III Common Stock, CCT II Common Stock and FSIC IV Common Stock should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

The Mergers are not expected to be a taxable event for FSIC II stockholders.

Annual Meetings of Stockholders

FSIC II

FSIC II plans to hold the FSIC II Annual Meeting on November 6, 2019, at 12:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, PA 19112. At the FSIC II Annual Meeting, holders of FSIC II Common Stock will be asked to approve the FSIC II Annual Meeting Proposals.

A FSIC II stockholder can vote at the FSIC II Annual Meeting if such stockholder owned shares of FSIC II Common Stock at the close of business on the Record Date. As of that date, there were approximately 327,309,962 shares of FSIC II Common Stock outstanding and entitled to vote, approximately 256,240 of which, or less than 1%, were owned beneficially or of record by directors and executive officers of FSIC II. The FSIC II Board, including the independent directors, unanimously recommends that FSIC II stockholders vote “FOR” each of the FSIC II Annual Meeting Proposals.

FSIC III

FSIC III plans to hold the FSIC III Annual Meeting on November 6, 2019, at 1:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, PA 19112. At the FSIC III Annual Meeting, holders of FSIC III Common Stock will be asked to approve the FSIC III Annual Meeting Proposals.

A FSIC III stockholder can vote at the FSIC III Annual Meeting if such stockholder owned shares of FSIC III Common Stock at the close of business on the Record Date. As of that date, there were approximately 291,127,422 shares of FSIC III Common Stock outstanding and entitled to vote, approximately 150,551 of which, or less than 1%, were owned beneficially or of record by directors and executive officers of FSIC III. The FSIC III Board, including the independent directors, unanimously recommends that FSIC III stockholders vote “FOR” the FSIC III Annual Meeting Proposals.

CCT II

CCT II plans to hold the CCT II Annual Meeting on November 6, 2019, at 3:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, PA 19112. At the CCT II Annual Meeting, holders of CCT II Common Stock will be asked to approve the CCT II Annual Meeting Proposals.

A CCT II stockholder can vote at the CCT II Annual Meeting if such stockholder owned shares of CCT II Common Stock at the close of business on the Record Date. As of that date, there were approximately 12,302,892 shares of CCT II Common Stock outstanding and entitled to vote, approximately 13,350 of which, or less than 1%, were owned beneficially or of record by trustees and executive officers of CCT II. The CCT II Board, including the independent trustees, unanimously recommends that CCT II stockholders vote “FOR” the CCT II Annual Meeting Proposals.

FSIC IV

FSIC IV plans to hold the FSIC IV Annual Meeting on November 6, 2019, at 2:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, PA 19112. At the FSIC IV Annual Meeting, holders of FSIC IV Common Stock will be asked to approve the FSIC IV Annual Meeting Proposals.

A FSIC IV stockholder can vote at the FSIC IV Annual Meeting if such stockholder owned shares of FSIC IV Common Stock at the close of business on the Record Date. As of that date, there were approximately 31,674,734 shares of FSIC IV Common Stock outstanding and entitled to vote, approximately 35,929 of which, or less than 1%, were owned beneficially or of record by directors and executive officers of FSIC IV. The FSIC IV Board, including the independent directors, unanimously recommends that FSIC IV stockholders vote “FOR” the FSIC IV Annual Meeting Proposals.

Completion of the Mergers

As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Mergers depends on a number of conditions being satisfied or, where legally permissible, waived. In particular, Merger 1A (involving a wholly-owned subsidiary of FSIC II and FSIC III) is a condition precedent to Merger 2A (involving a wholly-owned subsidiary of FSIC II and CCT II) and Merger 3A (involving a wholly-owned subsidiary of FSIC II and FSIC IV) and, therefore, unless Merger 1A occurs, none of the other Mergers will occur. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the Merger Agreement—Conditions to the Closing the Mergers.” While there can be no assurances as to the exact timing, or that the Mergers will be completed at all, the Fund Parties are working to complete the Mergers in the fourth quarter of 2019. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the Annual Meetings and satisfaction of the other closing conditions set forth in the Merger Agreement.

Termination of the Mergers

The Merger Agreement contains certain termination rights for each of the Fund Parties, each of which is discussed below in “Description of the Merger Agreement—Termination of the Merger Agreement.”

Reasons for the Merger

The boards of directors or trustees, as applicable, including the independent directors or independent trustees, as applicable, of each Fund Party consulted with its management, investment adviser, legal, financial and other advisors and considered numerous factors and, as a result, the boards of directors or trustees, as applicable, including the independent directors or independent trustees, as applicable, determined that the Mergers are in such Fund Party’s best interests and the best interests of such Fund Party’s stockholders, and that such Fund Party’s stockholders will not suffer any economic dilution as a result of the Mergers.

Certain material factors considered by the boards of directors or trustees, as applicable, including the independent directors or independent trustees, as applicable, of each Fund Party, favored the conclusion of the boards of directors or trustees, as applicable, that the Mergers are in each of the Fund Parties’ best interests and the best interests of such Fund Party’s stockholders included, among others:

•	the investment strategies and risks of the Fund Parties;

•	the continuity of the Advisor and management team;

•	an expected reduction in general and administrative expenses;

•	that there would be no economic dilution to the Fund Parties’ stockholders;

•	the combined company’s portfolio diversification and asset mix;

•	the combined company’s market positioning following the Mergers and future optionality; and

•	the tax consequences of the Mergers.

The foregoing list does not include all the factors that the Fund Parties’ boards of directors or trustees, as applicable, considered in approving the proposed Mergers and the Merger Agreement and recommending that such Fund Party’s stockholders approve the proposals relating to the Mergers. For a further discussion of the material factors considered by the FS Funds’ boards of directors, see “The Mergers—Reasons for the Mergers.”

The Fund Parties’ Stockholders Do Not Have Dissenters’ Rights

None of the Fund Parties’ stockholders will be entitled to exercise dissenters’ rights to appraisal or similar remedy in connection with the Mergers under the laws of the State of Maryland, or, with respect to CCT II, the State of Delaware.

RISK FACTORS

In addition to the other information included in this document, stockholders should carefully consider the matters described below in determining whether to approve (i) in the case of FSIC II stockholders, the FSIC II Annual Meeting Proposals, (ii) in the case of FSIC III stockholders, the FSIC III Annual Meeting Proposals, (iii) in the case of CCT II stockholders, the CCT II Annual Meeting Proposals and (iv) in the case of FSIC IV stockholders, the FSIC IV Annual Meeting Proposals. The risks set out below are not the only risks the Fund Parties and, following the Mergers, the combined company, face. Additional risks and uncertainties not currently known to the Fund Parties or that they currently deem to be immaterial also may materially adversely affect their or, following the Mergers, the combined company’s, business, financial condition or operating results. If any of the following events occur, the Fund Parties or, following the Mergers, the combined company’s, business, financial condition or results of operations could be materially adversely affected.

Risks Relating to the Mergers

Because the NAV per share of FSIC II Common Stock will fluctuate, the Acquired Funds’ common stockholders cannot be sure of the value of the Merger Consideration they will receive until the Closing Date.

The value of the Merger Consideration may vary from the value on the date the Mergers were announced, on the date that this joint proxy statement/prospectus was mailed to stockholders, on the date of the Annual Meetings and on the date the Mergers are completed and thereafter. Any change in the value of FSIC II Common Stock prior to completion of the Mergers will affect the value of the Merger Consideration that Acquired Funds’ stockholders will receive upon completion of the Mergers.

Accordingly, at the time of the FSIC III Annual Meeting, the CCT II Annual Meeting and the FSIC IV Annual Meeting, the Acquired Funds’ stockholders will not know or be able to calculate the value of the Merger Consideration they would receive upon completion of the Mergers. None of the Fund Parties are permitted to terminate the Merger Agreement or resolicit the vote of their respective stockholders solely because of changes in the value of shares of FSIC II Common Stock. There will be no adjustment to the Merger Consideration for changes in the value of shares of FSIC II Common Stock. Changes in the value of FSIC II Common Stock may result from a variety of factors, including, among other things, (i) changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs; (ii) loss of RIC or BDC status; (iii) changes in earnings or variations in operating results; (iv) changes in the value of their portfolio of investments; (v) changes in accounting guidelines governing valuation of their investments; (vi) any shortfall in revenue or net income or any increase in losses from levels expected by investors; (vii) departure of their investment adviser or certain of its key personnel; (viii) general economic trends and other external factors; and (ix) loss of a major funding source. These factors are generally beyond the control of FSIC II. See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the value of FSIC II Common Stock to change.

Stockholders of the Fund Parties will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

Stockholders of the Fund Parties will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in the Fund Parties prior to the Mergers. Consequently, stockholders of the Fund Parties should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of the applicable Fund Party or Fund Parties.

If each of the Mergers is consummated, based on the number of shares of FSIC II Common Stock issued and outstanding on March 31, 2019, the NAV per share of FSIC II Common Stock, FSIC III Common Stock, CCT II Common Stock and FSIC IV Common Stock, each as of March 31, 2019, it is expected that FSIC II stockholders will own approximately 49.4% of the outstanding stock of the combined company, FSIC III stockholders will own approximately 42.3% of the outstanding stock of the combined company, CCT II stockholders will own approximately 2.0% of the outstanding stock of the combined company and FSIC IV stockholders will own approximately 6.3% of the outstanding stock of the combined company. In addition, both prior to and after completion of the Mergers, subject to certain restrictions in the Merger Agreement and stockholder approval, FSIC II may issue additional shares of FSIC II Common Stock (including, subject to certain restrictions under the 1940 Act, at prices below FSIC II Common Stock’s then current NAV per share), all of which would further reduce the percentage ownership of the combined company held by former FSIC III stockholders, CCT II stockholders, FSIC IV stockholders and current FSIC II stockholders. In addition, the issuance or sale by FSIC II of shares of FSIC II Common Stock at a discount to NAV poses a risk of dilution to stockholders.

FSIC II may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of the Acquired Funds’ investment portfolios with FSIC II’s and the integration of the Acquired Funds’ business with FSIC II’s. There can be no assurance that the Acquired Funds’ investment portfolios or businesses can be operated profitably or integrated successfully into FSIC II’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including, but not limited to, incurring unexpected costs or delays in connection with such integration and failure of the Acquired Funds’ investment portfolios to perform as expected, could have a material adverse effect on the financial results of the combined company.

FSIC II also expects to achieve certain cost savings from the Mergers when the four companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect. The cost savings estimates also assume FSIC II will be able to combine the operations of the Acquired Funds with its operations in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if FSIC II is not able to successfully combine the Acquired Funds’ investment portfolios or businesses with the operations of FSIC II, the anticipated cost savings may not be fully realized or realized at all or may take longer to realize than expected.

The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of the Fund Parties or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

Certain agreements of the Fund Parties or their affiliates will or may require by their terms the consent or waiver of one or more counterparties in connection with the Mergers. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or any of the Fund Parties’ obligations under, any such agreement because the Mergers or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or similar provision relating to any of such transactions. If this occurs, FSIC II may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. The Fund Parties cannot assure you that FSIC II will be able to replace or amend any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Mergers, including preventing FSIC II from operating a material part of the Acquired Funds’ businesses.

In addition, the consummation of the Mergers may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of one or more of the Fund Parties. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

If one or more of the Mergers do not close, certain of the Fund Parties will not benefit from the expenses incurred in its pursuit.

One or more of the Mergers may not be completed. If one or more of the Mergers are not completed, the applicable Fund Parties will have incurred substantial expenses for which no ultimate benefit will have been received. Each of the Fund Parties has incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if one or more of the Mergers are not completed.

The termination of the Merger Agreement could negatively impact each of the Fund Parties.

If the Merger Agreement is terminated, there may be various consequences, including: (i) the Fund Parties’ businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers, and (ii) in the case of the Acquired Funds, they may not be able to find a party willing to pay an equivalent or more attractive price than the price FSIC II agreed to pay in the Mergers.

The Merger Agreement limits the Acquired Funds’ ability to pursue alternatives to the Mergers.

The Merger Agreement contains provisions that limit the Acquired Funds’ ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of such Fund Party. These provisions, which are typical for transactions of this type, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of the Acquired Funds from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Mergers or might result in a potential competing acquiror proposing to pay a lower per share price to acquire one or more of the Acquired Funds, as applicable, than it might otherwise have proposed to pay.

The Mergers are subject to closing conditions, including the occurrence of Merger 1A and the required stockholder approvals, that, if not satisfied or waived, will result in the Mergers not being completed, which may result in material adverse consequences to the Fund Parties’ business and operations.

The Mergers are subject to closing conditions, including the occurrence of Merger 1A and certain approvals of the Fund Parties’ respective stockholders that, if not satisfied, will prevent the Mergers from being completed. The closing condition that each of the Acquired Funds’ stockholders approve the Mergers and the Merger Agreement and that each Fund Party approve the applicable Merger Amendment Charter Proposals may not be waived under applicable law and must be satisfied for the Mergers to be completed. The Fund Parties each currently expect that all of their directors and executive officers will vote their shares of common stock in favor of the proposals presented at the annual meeting of each Fund Party. If the Fund Parties’ stockholders do not approve the required stockholder matters and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on the Fund Parties’ businesses and operations.

The Fund Parties will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

Uncertainty about the effect of the Mergers may have an adverse effect on each of the Fund Parties and, consequently, on the combined company following completion of the Mergers. These uncertainties may impair each of the Fund Parties’ abilities to motivate key personnel until the Mergers are consummated and could cause those that deal with each of the Fund Parties to seek to change their existing business relationships with the Fund Parties. In addition, the Merger Agreement restricts each of the Fund Parties from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent the Fund Parties from pursuing certain business opportunities that may arise prior to the completion of the Mergers. Please see the section entitled “Description of the Merger Agreement—Conduct of Business Pending Completion of the Mergers” for a description of the restrictive covenants to which each of the Fund Parties is subject.

The Fund Parties may waive one or more conditions to the Mergers without resoliciting stockholder approval.

Certain conditions to the Fund Parties’ obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of the Fund Parties. In the event that any such waiver does not require resolicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Mergers without seeking further stockholder approval. The conditions requiring the approval of each Fund Party’s stockholders, however, cannot be waived.

The value of FSIC II Common Stock after the Mergers may be affected by factors different from those affecting FSIC II Common Stock currently.

The businesses of each of the Fund Parties differ in some respects and, accordingly, the results of operations of the combined company and the value of FSIC II Common Stock after the Mergers may be affected by factors different from those currently affecting the independent results of operations of each of the Fund Parties. These factors include:

•	a larger stockholder base;

•	a different portfolio composition; and

•	a different capital structure.

Accordingly, the financial results of FSIC II may not be indicative of these matters for the combined company following the Mergers. For a discussion of the business of each of the Fund Parties and of certain factors to consider in connection with their businesses, see “Business of the Fund Parties.” As described elsewhere in the joint proxy statement/prospectus, the risks associated with an investment in each of the Fund Parties are substantially identical.

If the Recapitalization Transaction occurs, stockholders may not be able to resell shares of preferred stock of FSIC II issued in the Recapitalization Transaction because there is not expected to be an established market for such securities, and, in any case, such securities may trade at a significant discount to their liquidation preference.

The shares of FSIC II preferred stock which would be issued in the Recapitalization Transaction are expected to be illiquid assets for which there is not a secondary market. While FSIC II contemplates that at some point following a Listing, FSIC II will seek to list the shares of preferred stock on a national securities exchange, any such listing is not guaranteed and remains subject to market conditions and approval by the FSIC II Board.

There can be no assurance that an active trading market will develop for the preferred stock or that any trading market that does develop will be liquid. Even if an active trading market for the preferred stock does develop, the preferred stock may trade at a significant discount compared to more liquid securities. In addition, if the preferred stock is listed, the shares of preferred stock may trade at a significant discount to their liquidation preference, depending upon prevailing interest rates, the market for similar securities, and FSIC II’s financial and operating performance, among other factors.

Risks Related to Economic Conditions

Future disruptions or instability in capital markets could negatively impact the valuation of the Fund Parties’ investments and their ability to raise capital.

From time to time, the global capital markets may experience periods of disruption and instability, which could be prolonged and which could materially and adversely impact the broader financial and credit markets, have a negative impact on the valuations of the Fund Parties’ investments and reduce the availability of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest.

While most of the Fund Parties’ investments are not publicly traded, applicable accounting standards require them to assume as part of their valuation process that such investments are sold in a principal market to market participants (even if the Fund Parties plan on holding an investment through its maturity) and impairments of the market values or fair market values of their investments, even if unrealized, must be reflected in their financial statements for the applicable period, which could result in significant reductions to their NAV for the period. With certain limited exceptions, the Fund Parties are only allowed to borrow amounts or issue debt securities if their asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as BDCs, the Fund Parties are generally not able to issue additional shares of their common stock at a price less than NAV without first obtaining approval for such issuance from the Fund Parties’ stockholders and independent directors or trustees, as applicable. If the Fund Parties are unable to raise capital or refinance existing debt on acceptable terms, then the Fund Parties may be limited in their ability to make new commitments or to fund existing commitments to their portfolio companies. Significant changes in the capital markets may also affect the pace of the Fund Parties’ investment activity and the potential for liquidity events involving their investments. Thus, the illiquidity of the Fund Parties’ investments may make it difficult for them to sell such investments to access capital if required, and as a result, they could realize significantly less than the value at which the Fund Parties have recorded their investments if they were required to sell them for liquidity purposes.

Uncertainty with respect to the financial stability of the United States and several countries in the European Union could have a significant adverse effect on the business, financial condition and results of operations of the Fund Parties.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was last affirmed by S&P in June 2018. Moody’s and Fitch Ratings, Inc. have also warned that they may downgrade the U.S. federal government’s credit rating. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. The U.S. government has on several occasions adopted legislation to suspend the federal debt ceiling to allow the U.S. Treasury Department to issue additional debt. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with the Fund Parties’ debt portfolio and their ability to access the debt markets on favorable terms. Furthermore, in February 2014, the Federal

Reserve began scaling back its bond-buying program, or quantitative easing, which it ended in October 2014. Quantitative easing was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. The Federal Reserve also raised interest rates several times since the fourth quarter of 2015. To the extent the Federal Reserve continues to raise rates, and without quantitative easing by the Federal Reserve, there is a risk that the debt markets may experience increased volatility and that the liquidity of certain of the Fund Parties’ investments may be reduced. It is unclear what other effects, if any, the end of quantitative easing, future interest rate raises, if any, and the pace of any such raises will have on the value of the Fund Parties’ investments or their ability to access the debt markets on favorable terms.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. In January 2012, S&P lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain. While the financial stability of such countries has improved, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of U.S. and European financial institutions. Furthermore, following the United Kingdom’s referendum to leave the European Union, (the “EU”), S&P lowered its long-term sovereign credit rating. Market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, could negatively impact the global economy, and there can be no assurance that assistance packages will be available, or if available, will be sufficient to stabilize countries and markets in Europe. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, or other credit factors, the business, financial condition and results of operations of the Fund Parties could be significantly and adversely affected.

The Fund Parties may invest in European companies and companies that have operations that may be affected by the Eurozone economy.

The Fund Parties may invest in European companies and companies that have operations that may be affected by the Eurozone economy. For example, concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of certain countries’ sovereign debt have given rise to new concerns about sovereign defaults, particularly following the vote by the United Kingdom to leave the EU, and the possibility that one or more further countries might leave the EU or the Eurozone and various proposals for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and EU and/or Eurozone exits, could have material adverse effects on the Fund Parties’ investments in European companies, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in the Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the business, financial condition and results of operations of the Fund Parties. It is possible that a number of the Fund Parties’ investments will be denominated in the Euro. Greece, Ireland and Portugal received one or more “bailouts” from other members of the EU. Although several countries in the Eurozone have agreed to multi-year bailout loans with the European Central Bank and the International Monetary Fund, it is unclear how much additional funding these countries, or other Eurozone countries, will require. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in companies in affected countries) could also have material adverse effects on the business, financial condition and results of operations of the Fund Parties.

On June 23, 2016, the United Kingdom voted, via referendum, to exit from the EU, triggering political, economic and legal uncertainty. While such uncertainty most directly affects the United Kingdom and the EU, global markets suffered immediate and significant disruption. On March 29, 2017, the United Kingdom made a formal notification to the European Council under Article 50 of the Treaty on EU, which triggered a two year period during which the terms of an exit will be negotiated. The United Kingdom and the EU are therefore in a period of legal, regulatory and political uncertainty. The United Kingdom’s exit from the EU will impact the Fund Parties and their investments (and their underlying issuers) in a variety of ways, not all of which are currently readily apparent immediately following the exit vote. The Fund Parties may invest in portfolio companies and other issuers with significant operations and/or assets in the United Kingdom, any of which could be adversely impacted by any new legal, tax and regulatory environment, whether by increased costs or impediments to the implementation of their business plan. Further, the vote by the United Kingdom to leave the EU may increase the likelihood of similar referenda in other member states of the EU, which could result in additional departures from the EU and may trigger steps by countries within the United Kingdom to leave the United Kingdom. The uncertainty resulting from any such developments, or the possibility of such developments, would also be likely to cause significant market disruption in the EU and the United Kingdom and more broadly across the global economy, as well as introduce further legal, tax and regulatory uncertainty in the EU and the United Kingdom.

Economic sanction laws in the United States and other jurisdictions may prohibit the Fund Parties and their affiliates from transacting with certain countries, individuals and companies.

Economic sanction laws in the United States and other jurisdictions may prohibit the Fund Parties and their affiliates from transacting with certain countries, individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control administers and enforces laws, executive orders and regulations establishing U.S. economic and trade sanctions, which prohibit, among other things, transactions with, and the provision of services to, certain non-U.S. countries, territories, entities and individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions, and if the Fund Parties or their portfolio companies or other issuers in which they invest were to violate any such laws or regulations, the Fund Parties may face significant legal and monetary penalties.

The Foreign Corrupt Practices Act (the “FCPA”), and other anti-corruption laws and regulations, as well as anti-boycott regulations, may also apply to and restrict the Fund Parties’ activities, their portfolio companies and other issuers of the Fund Parties’ investments. If an issuer or the Fund Parties were to violate any such laws or regulations, such issuer or the Fund Parties may face significant legal and monetary penalties. The U.S. government has indicated that it is particularly focused on FCPA enforcement, which may increase the risk that an issuer or the Fund Parties become the subject of such actual or threatened enforcement. In addition, certain commentators have suggested that private investment firms and the funds that they manage may face increased scrutiny and/or liability with respect to the activities of their underlying portfolio companies. As such, a violation of the FCPA or other applicable regulations by the Fund Parties or an issuer of the Fund Parties’ portfolio investments could have a material adverse effect on them. The Fund Parties are committed to complying with the FCPA and other anti-corruption laws and regulations, as well as anti-boycott regulations, to which it is subject. As a result, the Fund Parties may be adversely affected because of its unwillingness to enter into transactions that violate any such laws or regulations.

Future economic recessions or downturns could impair the Fund Parties’ portfolio companies and harm their operating results.

Many of the Fund Parties’ portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay the Fund Parties’ debt investments during these periods. Therefore, the Fund Parties’ non-performing assets are likely to increase, and the value of each of the Fund Parties’ portfolios is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing the Fund Parties’ debt investments. A prolonged recession may further decrease the value of such collateral and result in losses of value in the Fund Parties’ portfolios and a decrease in the Fund Parties’ revenues, net income and NAV. Unfavorable economic conditions also could increase each of the Fund Parties’ funding costs, limit their access to the capital markets or result in a decision by lenders not to extend credit to the Fund Parties on terms they deem acceptable. These events could prevent the Fund Parties from increasing investments and harm their operating results. Economic downturns or recessions may also result in a portfolio company’s failure to satisfy financial or operating covenants imposed by the Fund Parties or other lenders, which could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize the Fund Parties’ portfolio company’s ability to meet its obligations under the debt that the Fund Parties hold and the value of any equity securities the Fund Parties own. The Fund Parties may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

A prolonged continuation of depressed oil and natural gas prices could negatively impact the energy and power industry and energy-related investments within the Fund Parties’ investment portfolios.

Prices for oil and natural gas, which historically have been volatile and may continue to be volatile, may be subject to large fluctuations in response to relatively minor changes in the supply of and demand for oil and natural gas. A prolonged continuation of depressed oil and natural gas prices would adversely affect the credit quality and performance of certain of the Fund Parties’ debt and equity investments in energy and power and related companies. A decrease in credit quality and performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect each of the Fund Parties’ NAV. Should a prolonged period of depressed oil and natural gas prices occur, the ability of certain of the Fund Parties’ portfolio companies in the energy and power and related industries to satisfy financial or operating covenants imposed by the Fund Parties or other lenders may be adversely affected, which could, in turn, negatively impact their financial condition and their ability to satisfy their debt service and other obligations. Likewise, should a prolonged period of depressed oil and natural gas prices occur, it is possible that the cash flow and profit generating capacity of these portfolio companies could also be adversely affected thereby negatively impacting their ability to pay the Fund Parties dividends or distributions on the Fund Parties’ investments.

Risks Related to the Fund Parties’ Business and Structure

The Fund Parties’ ability to achieve their investment objectives depends on the Advisor’s ability to manage and support the Fund Parties’ investment process and if their agreements with the Advisor were to be terminated, or if the Advisor loses any members of its senior management team, the Fund Parties’ ability to achieve their investment objectives could be significantly harmed.

Because the Fund Parties have no employees, they depend on the investment expertise, skill and network of business contacts of the Advisor. The Advisor evaluates, negotiates, structures, executes, monitors and services the Fund Parties’ investments. Their future success depends to a significant extent on the continued service of the Advisor as well as its senior management team. The departure of any members of the Advisor’s senior management team could have a material adverse effect on the Fund Parties’ ability to achieve their investment objectives.

The Fund Parties’ ability to achieve their investment objectives depends on the Advisor’s ability to identify, analyze, invest in, finance and monitor companies that meet their investment criteria. The Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund Parties, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund Parties’ investment objectives, the Advisor may need to hire, train, supervise and manage new investment professionals to participate in their investment selection and monitoring process. The Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund Parties’ investment processes could have a material adverse effect on the business, financial condition and results of operations of the Fund Parties.

In addition, the Fund Parties’ respective investment advisory and administrative services agreements have termination provisions that allow the parties to terminate the agreement without penalty. Each Fund Party’s investment advisory and administrative services agreement may be terminated at any time, without penalty, by the Advisor, upon 60 days’ notice to any of the Fund Parties. If the investment advisory and administrative services agreement of a Fund Party is terminated, it may adversely affect the quality of the Fund Parties’ investment opportunities. In addition, in the event such agreement is terminated, it may be difficult for the Fund Parties to replace the Advisor and the termination of such agreement may adversely impact the terms of any existing or future financing arrangement, which could have a material adverse effect on the Fund Parties’ business and financial condition.

The Advisor is a recently-formed investment adviser with a limited track record of acting as an investment adviser to BDCs, and any failure by the Advisor to manage and support the Fund Parties’ investment process may hinder the achievement of their investment objectives.

The Advisor is a recently-formed investment adviser jointly operated by an affiliate of FS Investments and KKR Credit with limited prior experience acting as an investment adviser to BDCs. The 1940 Act and the Code impose numerous constraints on the operations of BDCs that do not apply to other investment vehicles. While both affiliates of FS Investments and KKR Credit have individually acted as investment advisers to BDCs previously, the Advisor’s limited experience in managing a portfolio of assets under the constraints of the 1940 Act and the Code may hinder the Advisor’s ability to take advantage of attractive investment opportunities and, as a result, may adversely affect the Fund Parties’ ability to achieve their investment objectives. FS Investments’ and KKR Credit’s individual track records and achievements are not necessarily indicative of the future results they will achieve as a joint investment adviser. Accordingly, the Fund Parties can offer no assurance that they will replicate the historical performance of other investment companies with which FS Investments and KKR Credit have been affiliated, and the Fund Parties caution that their investment returns could be lower than the returns achieved by such other companies.

Because the Fund Parties’ business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect the Fund Parties’ business.

If the Advisor fails to maintain its existing relationships with private equity sponsors, investment banks and commercial banks on which it relies to provide the Fund Parties with potential investment opportunities, or develop new relationships with other sponsors or sources of investment opportunities, the Fund Parties may not be able to grow their investment portfolio. In addition, individuals with whom the Advisor has relationships generally are not obligated to provide the Fund Parties with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund Parties.

The Fund Parties may face increasing competition for investment opportunities, which could delay deployment of their capital, reduce returns and result in losses.

The Fund Parties compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle market private U.S. companies. Furthermore, the potentially changing regulatory landscape as a result of the presidential administration may increase the number of middle-market investors. As a result of these new entrants, competition for investment opportunities in middle market private U.S. companies may intensify. Many of the Fund Parties’ competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund Parties do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund Parties. In addition, some of the Fund Parties’ competitors may have higher risk tolerances or different risk assessments than the Fund Parties have. These characteristics could allow the Fund Parties’ competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund Parties are able to do. The Fund Parties may lose investment opportunities if the Fund Parties do not match their competitors’ pricing, terms and structure. If the Fund Parties are forced to match their competitors’ pricing, terms and structure, the Fund Parties may not be able to achieve acceptable returns on their investments or may bear substantial risk of capital loss. A significant part of the Fund Parties’ competitive advantage stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund Parties’ competitors in this target market could force the Fund Parties to accept less attractive investment terms. Furthermore, many of the Fund Parties’ competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on the Fund Parties as BDCs.

The Fund Parties’ boards of directors or trustees, as applicable, may change their operating policies and strategies without prior notice or stockholder approval.

The Fund Parties’ boards of directors or trustees, as applicable, have the authority to modify or waive the Fund Parties’ current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Moreover, the Fund Parties have significant investment flexibility within the Fund Parties’ investment strategies. Therefore, the Fund Parties may invest their assets in ways with which investors may not agree. The Fund Parties also cannot predict the effect any changes to their current operating policies, investment criteria and strategies would have on each of the Fund Parties’ business, NAV, operating results and the value of each of the Fund Parties’ stock. However, the effects might be adverse, which could negatively impact the Fund Parties’ ability to pay stockholders distributions and cause them to lose all or part of their investment. Notwithstanding the potential Listing described herein, there can be no assurance that shares of common stock of any Fund Party, including FSIC II, will be listed on a national securities exchange in the near term or at all. Therefore, stockholders may continue to be limited in their ability to sell their shares in response to any changes in the Fund Parties’ investment policies, operating policies, investment criteria or strategies.

Changes in laws or regulations governing the Fund Parties’ operations or the operations of the Fund Parties’ business partners may adversely affect the Fund Parties’ businesses or cause the Fund Parties to alter their business strategy.

The Fund Parties, their portfolio companies and their business partners are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments the Fund Parties are permitted to make and the deductibility of interest expense by the Fund Parties’ portfolio companies, potentially with retroactive effect. In particular, over the last several years there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. New or repealed legislation, interpretations, rulings or regulations could require changes to certain business practices of the Fund Parties or their portfolio companies, negatively impact the operations, cash flows or financial condition of the Fund Parties or their portfolio companies, impose additional costs on the Fund Parties or their portfolio companies or otherwise adversely affect the Fund Parties’ business or the business of their portfolio companies. In addition, any changes to the laws and regulations governing the Fund Parties’ operations, including with respect to permitted investments, may cause the Fund Parties to alter their investment strategies to avail themselves of new or different opportunities or make other changes to the Fund Parties’ business. Such changes could result in material differences to the Fund Parties’ strategies and plans as set forth in this joint proxy statement/prospectus and may result in each of the Fund Parties’ investment focuses shifting from the areas of expertise of the Advisor to other types of investments in which the Advisor may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund Parties’ results of operations and the value of a stockholder’s investment.

The impact on the Fund Parties of recent financial reform legislation, including the Dodd-Frank Act, is uncertain.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”), made broad changes to the “over-the-counter” (“OTC”) derivatives market, granted significant new authority to the Commodity Futures Trading Commission, or CFTC, and the SEC to regulate OTC derivatives (swaps and security-based swaps) and participants in these markets. The Dodd-Frank Act is intended to regulate the OTC derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. The CFTC has implemented mandatory clearing and exchange-trading of certain OTC derivatives contracts including many standardized interest rate swaps and credit default index swaps. The CFTC continues to approve contracts for central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk by substituting the clearinghouse as the counterparty to a swap and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. Uncleared swaps, such as non-deliverable foreign currency forwards, are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts. This requirement may result in the portfolio and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. Certain rules require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a portfolio to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected. Future CFTC or SEC rulemakings to implement the Dodd-Frank Act requirements could potentially limit or completely restrict the Fund Parties’ abilities to use these instruments as a part of the Fund Parties’ investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund Parties engage in derivative transactions could also prevent the Fund Parties from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of the Fund Parties’ use of derivatives.

The presidential administration has announced its intention to repeal, amend or replace certain portions of the Dodd-Frank Act and the regulations implemented thereunder. Given the uncertainty associated with the manner in which and whether the provisions of the Dodd-Frank Act will be implemented, repealed, amended or replaced, the full impact such requirements will have on the Fund Parties’ business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act or any changes to the regulations already implemented thereunder may require the Fund Parties to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact the Fund Parties’ business, results of operations and financial condition. While the Fund Parties cannot predict what effect any changes in the laws or regulations or their interpretations would have on the Fund Parties as a result of recent financial reform legislation, these changes could be materially adverse to the Fund Parties and their stockholders.

Regulations adopted by prudential regulators have begun to require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the portfolio, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts include agreements relating to swaps, foreign currency forward contracts and other derivatives. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the portfolio, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the portfolio from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the portfolio.

The SBCA Act allows the Fund Parties to incur additional leverage.

On March 23, 2018, the SBCA Act became law. The SBCA Act, among other things, amends Section 61(a) of the 1940 Act to add a new Section 61(a)(2) which reduces the asset coverage requirements for senior securities applicable to BDCs from 200% to 150% provided that certain disclosure and approval requirements are met. Before the reduced asset coverage requirements under Section 61(a)(2) are effective with respect to the Fund Parties, the application of that section of the 1940 Act must be approved by either (1) a “required majority,” as defined in the Section 57(o) of the 1940 Act, of the Fund Parties’ boards of directors or trustees, as applicable, or (2) a majority of votes cast at a special or annual meeting of stockholders. As a result, the Fund Parties may be able to incur additional indebtedness in the future, and, therefore the risk of an investment in them may increase.

Future legislation or rules could modify how the Fund Parties treat derivatives and other financial arrangements for purposes of the Fund Parties’ compliance with the leverage limitations of the 1940 Act.

Future legislation or rules may modify how the Fund Parties treat derivatives and other financial arrangements for purposes of the Fund Parties’ compliance with the leverage limitations of the 1940 Act. For example, the SEC proposed a new rule in December 2015 that is designed to enhance the regulation of the use of derivatives by registered investments companies and BDCs. While the adoption of the December 2015 rule is currently uncertain, the proposed rule, if adopted, or any future legislation or rules, may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to the Fund Parties under the 1940 Act, which may be materially adverse to them and their stockholders.

As public companies, the Fund Parties are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect the Fund Parties.

As public companies, the Fund Parties incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC. The Fund Parties’ management teams are required to report on their internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. In particular, the Fund Parties’ management teams are required to review on an annual basis their internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in their internal control over financial reporting. Section 404 of the Sarbanes-Oxley Act also generally requires an attestation from their independent registered public accounting firm on the effectiveness of their internal control over financial reporting.

The Fund Parties incur significant expenses in connection with compliance with the Sarbanes-Oxley Act and other regulations applicable to public companies, which may negatively impact the Fund Parties’ financial performance and their ability to make distributions. Compliance with such regulations also requires a significant amount of the Fund Parties’ managements’ time and attention. For example, the Fund Parties cannot be certain as to the timing of the completion of their Sarbanes-Oxley mandated evaluations, testings and remediation actions, if any, or the impact of the same on the Fund Parties’ operations, and the Fund Parties may not be able to ensure that the process is effective or that their internal control over financial reporting is or will be deemed effective in the future. In the event that the Fund Parties are unable to maintain an effective system of internal control and maintain compliance with the Sarbanes-Oxley Act and related rules, the Fund Parties may be adversely affected.

The Fund Parties may experience fluctuations in their quarterly results.

The Fund Parties could experience fluctuations in their quarterly operating results due to a number of factors, including their ability or inability to make investments in companies that meet their investment criteria, the interest rate payable on the debt securities the Fund Parties acquire, the level of their expenses, variations in and the timing of fee income and the recognition of realized and unrealized gains or losses, the degree to which the Fund Parties encounter competition in their markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

If the Fund Parties, their affiliates and each of their respective third-party service providers are unable to maintain the availability of electronic data systems and safeguard the security of data, the Fund Parties’ ability to conduct business may be compromised, which could impair their liquidity, disrupt their business, damage their reputation or otherwise adversely affect their business.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund Parties, their affiliates and their respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund Parties have not experienced any material losses relating to cyber attacks or other information security breaches, they could suffer such losses in the future. The Fund Parties, their affiliates and their respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund Parties’ operations or the operations of their affiliates and each of their respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the business, financial condition and results of operations of the Fund Parties. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund Parties may be required to expend significant additional resources to modify their protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Risks Related to the Advisor and its Affiliates

The Advisor and its affiliates, including the Fund Parties’ officers and some of their directors or trustees, as applicable, face conflicts of interest as a result of compensation arrangements between the Fund Parties and the Advisor, which could result in actions that are not in the best interests of the Fund Parties’ stockholders.

The Advisor and its affiliates receive substantial fees from the Fund Parties in return for their services, and these fees could influence the advice provided to the Fund Parties. The Fund Parties pay to the Advisor an incentive fee that is based on the performance of each of their portfolios and an annual base management fee that is based on the average weekly value of each of their gross assets. Because the incentive fee is based on the performance of each of the Fund Parties’ portfolios, the Advisor may be incentivized to make investments on the Fund Parties’ behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Advisor to use leverage to increase the return on the Fund Parties’ investments. In addition, because the base management fee is based upon the average weekly value of each of the Fund Parties’ gross assets, which includes any borrowings for investment purposes, the Advisor may be incentivized to recommend the use of leverage or the issuance of additional equity to make additional investments and increase the average weekly value of each of the Fund Parties’ gross assets. Under certain circumstances, the use of leverage may increase the likelihood of default, which could disfavor holders of the Fund Parties’ common stock. The Fund Parties’ compensation arrangements could therefore result in their making riskier or more speculative investments, or relying more on leverage to make investments, than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.

A Fund Party may be obligated to pay the Advisor incentive compensation even if it incurs a net loss due to a decline in the value of its portfolio, or on income that it has not received.

The Fund Parties’ respective investment advisory and administrative services agreements entitle the Advisor to receive incentive compensation on income regardless of any capital losses. In such case, a Fund Party may be required to pay the Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of its portfolio or if it incurs a net loss for that quarter.

In addition, any incentive fee payable by a Fund Party that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Advisor is not under any obligation to reimburse the Fund Parties for any part of the incentive fee it received that was based on accrued income that the Fund Parties never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in their paying an incentive fee on income the Fund Parties never received.

For U.S. federal income tax purposes, the Fund Parties are required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which the Fund Parties do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain their status as RICs. Under such circumstances, the Fund Parties may have difficulty meeting the Annual Distribution Requirement (as defined below) necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that the Fund Parties are required to pay an incentive fee with respect to such accrued income. As a result, the Fund Parties may have to sell some of their investments at times and/or at prices the Fund Parties would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If a Fund Party is not able to obtain cash from other sources, they may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

There may be conflicts of interest related to obligations the Advisor’s senior management and investment teams have to the Fund Parties’ affiliates and to other clients.

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund Parties do, or of investment vehicles managed by the same personnel. For example the Advisor is also the investment adviser to FSK and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund Parties’ best interests or in the best interest of their stockholders. The Fund Parties’ investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, the Fund Parties rely on the Advisor to manage their day-to-day activities and to implement their investment strategy. The Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund Parties. As a result of these activities, the Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between the Fund Parties and other activities in which they are or may become involved, including the management of other entities affiliated with FS Investments or KKR Credit. The Advisor and its employees will devote only as much of its or their time to the Fund Parties’ business as the Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

The time and resources that individuals employed by the Advisor devote to the Fund Parties may be diverted and the Fund Parties may face additional competition due to the fact that individuals employed by the Advisor are not prohibited from raising money for or managing another entity that makes the same types of investments that the Fund Parties target.

Neither the Advisor nor persons providing services to the Fund Parties on behalf of the Advisor, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those the Fund Parties target. As a result, the time and resources that these individuals may devote to the Fund Parties may be diverted. In addition, the Fund Parties may compete with any such investment entity for the same investors and investment opportunities.

The Advisor’s liability is limited under the investment advisory and administrative services agreements with each of the Fund Parties, and the Fund Parties are required to indemnify it against certain liabilities, which may lead it to act in a riskier manner on the Fund Parties’ behalf than it would when acting for its own account.

Pursuant to the investment advisory and administrative services agreements with each of the Fund Parties, the Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor will not be liable to the Fund Parties for their acts under the investment advisory and administrative services agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. The Fund Parties have each agreed to indemnify, defend and protect the Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor with respect to all damages, liabilities, costs and expenses resulting from acts of the Advisor not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties under the investment advisory and administrative services agreement. These protections may lead the Advisor to act in a riskier manner when acting on the Fund Parties’ behalf than it would when acting for its own account.

Risks Related to Business Development Companies

Failure to maintain the Fund Parties’ status as BDCs would reduce their operating flexibility.

If the Fund Parties do not remain BDCs, they might be regulated as a closed-end investment company under the 1940 Act, which would subject them to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease their operating flexibility.

The Fund Parties are uncertain of their sources for funding their future capital needs and if they cannot obtain debt or equity financing on acceptable terms, or at all, their ability to acquire investments and to expand their operations will be adversely affected.

Any working capital reserves the Fund Parties maintain may not be sufficient for investment purposes, and the Fund Parties may require debt or equity financing to operate. The Fund Parties may also need to access the capital markets to refinance existing debt obligations to the extent maturing obligations are not repaid with cash flows from operations. In order to maintain RIC tax treatment, each of the Fund Parties must distribute distributions to their stockholders each tax year on a timely basis generally of an amount at least equal to 90% of each of their investment company taxable income, determined without regard to any deduction for distributions paid, and the amounts of such distributions will therefore not be available to fund investment originations or to repay maturing debt. In addition, with certain limited exceptions, the Fund Parties are only allowed to borrow amounts or issue debt securities or preferred stock, which each of the Fund Parties refer to collectively as “senior securities,” such that their asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict their ability to borrow or issue debt securities or preferred stock. In the event that the Fund Parties develop a need for additional capital in the future for investments or for any other reason, and the Fund Parties cannot obtain debt or equity financing on acceptable terms, or at all, their ability to acquire investments and to expand their operations will be adversely affected. As a result, the Fund Parties would be less able to allocate their portfolios among various issuers and industries and achieve their investment objectives, which may negatively impact their results of operations and reduce their ability to make distributions to their stockholders.

The requirement that the Fund Parties invest a sufficient portion of their assets in qualifying assets could preclude them from investing in accordance with their current business strategy; conversely, the failure to invest a sufficient portion of their assets in qualifying assets could result in their failure to maintain their status as BDCs.

As BDCs, the Fund Parties may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of their total assets are qualifying assets. Therefore, the Fund Parties may be precluded from investing in what the Fund Parties believe are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent the Fund Parties from making additional investments in existing portfolio companies, which could result in the dilution of their position, or could require the Fund Parties to dispose of investments at an inopportune time to comply with the 1940 Act. If the Fund Parties were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Conversely, if the Fund Parties fail to invest a sufficient portion of their assets in qualifying assets, the Fund Parties could lose their status as BDCs, which would subject the Fund Parties to substantially more regulatory restrictions and significantly decrease their operating flexibility.

Regulations governing the Fund Parties’ operation as BDCs and RICs will affect their ability to raise, and the way in which they raise, additional capital or borrow for investment purposes, which may have a negative effect on their growth.

As a result of the Fund Parties’ need to satisfy the Annual Distribution Requirement in order to maintain RIC tax treatment under Subchapter M of the Code, the Fund Parties may need to periodically access the capital markets to raise cash to fund new investments. The Fund Parties may issue “senior securities,” as defined in the 1940 Act, including issuing preferred stock, borrowing money from banks or other financial institutions, or issuing debt securities only in amounts such that their asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. The Fund Parties’ ability to issue certain other types of securities is also limited. Under the 1940 Act, the Fund Parties are also generally prohibited from issuing or selling their common stock at a price per share, after deducting underwriting commissions, that is below their NAV per share, without first obtaining approval for such issuance from their stockholders and their independent directors or trustees, as applicable. Compliance with these limitations on their ability to raise capital may unfavorably limit their investment opportunities. These limitations may also reduce the Fund Parties’ ability in comparison to other companies to profit from favorable spreads between the rates at which they can borrow and the rates at which they can lend.

In addition, because the Fund Parties incur indebtedness for investment purposes, if the value of their assets declines, they may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit the Fund Parties from paying distributions and, as a result, could cause them to be subject to corporate-level tax on each of their income and capital gains, regardless of the amount of distributions paid. If the Fund Parties cannot satisfy the asset coverage test, they may be required to sell a portion of their investments and, depending on the nature of their debt financing, repay a portion of their indebtedness at a time when such sales may be disadvantageous.

The Fund Parties’ ability to enter into transactions with their affiliates is restricted.

The Fund Parties are prohibited under the 1940 Act from participating in certain transactions with certain of their affiliates without the prior approval of a majority of the independent members of their board of directors or trustees, as applicable, and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of any of the Fund Parties’ outstanding voting securities will be that particular Fund Party’s affiliate for purposes of the 1940 Act, and the Fund Parties will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of their respective board of directors or trustees, as applicable. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund Parties’ affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of their board of directors or trustees, as applicable, and, in some cases, the SEC. In an order dated April 3, 2018, the SEC granted exemptive relief permitting the Fund Parties, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with the Fund Parties’ respective co-investment affiliates. If a person acquires more than 25% of any of the Fund Parties’ voting securities, the Fund Parties will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons to the extent not covered by the exemptive relief, absent the prior approval of the SEC. Similar restrictions limit the Fund Parties’ ability to transact business with their officers or directors or their respective affiliates. As a result of these restrictions, the Fund Parties may be prohibited from buying or selling any security from or to any portfolio company of a fund managed by the Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to them.

Risks Related to the Fund Parties’ Investments

The Fund Parties’ investments in prospective portfolio companies may be risky, and they could lose all or part of their investment.

The Fund Parties’ investments in senior secured loans, second lien secured loans, senior secured bonds, subordinated debt and equity of private U.S. companies, including middle market companies, may be risky and there is no limit on the amount of any such investments in which the Fund Parties may invest.

Senior Secured Loans, Second Lien Secured Loans and Senior Secured Bonds. There is a risk that any collateral pledged by portfolio companies in which the Fund Parties have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a Fund Party’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, a Fund Party’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien secured debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien secured debt is paid. Consequently, the fact that debt is secured does not guarantee that the Fund Parties will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund Parties will be able to collect on the debt should they be forced to enforce their remedies.

Subordinated Debt. The Fund Parties’ subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect the Fund Parties’ investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject the Fund Parties and their stockholders to non-cash income. Because the Fund Parties will not receive any principal repayments prior to the maturity of some of their subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity and Equity-Related Securities. The Fund Parties may make select equity investments. In addition, in connection with their debt investments, the Fund Parties on occasion receive equity interests such as warrants or options as additional consideration. The equity interests the Fund Parties receive may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund Parties may not be able to realize gains from their equity interests, and any gains that they do realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund Parties experience.

Convertible Securities. The Fund Parties may invest in convertible securities, such as bonds, debentures, notes, preferred stocks or other securities that may be converted into, or exchanged for, a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund Parties is called for redemption, it will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund Parties’ ability to achieve their investment objectives.

Structured Products. The Fund Parties may invest in structured products, which may include collateralized debt obligations, collateralized bond obligations, CLOs, structured notes and credit-linked notes. When investing in structured products, the Fund Parties may invest in any level of the subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). Structured products may be highly levered and therefore, the junior debt and equity tranches that the Fund Parties may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, the Fund Parties will generally have the right to receive payments only from the issuer or counterparty, and will generally not have direct rights against the underlying borrowers or entities. Furthermore, the investments the Fund Parties make in structured products are at times thinly traded or have only a limited trading market. As a result, investments in such structured products may be characterized as illiquid securities.

Non-U.S. Securities. The Fund Parties may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies and securities of companies in emerging markets, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, the Fund Parties would be subject to additional risks if the Fund Parties invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations. In addition, investing in securities of companies in emerging markets involves many risks, including potential inflationary economic environments, regulation by foreign governments, different accounting standards, political uncertainties and economic, social, political, financial, tax and security conditions in the applicable emerging market, any of which could negatively affect the value of companies in emerging markets or investments in their securities.

Derivatives. The Fund Parties may invest from time to time in derivatives, including total return swaps, interest rate swaps, credit default swaps and foreign currency forward contracts. Derivative investments have risks, including: the imperfect correlation between the value of such instruments and their underlying assets, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in each of the Fund Parties’ portfolios; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund Parties may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund Parties are owed this fair market value in the termination of the derivative contract and their claim is unsecured, the Fund Parties will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund Parties may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund Parties as premiums and cash or other assets held in margin accounts with respect to their derivative investments would not be available to it for other investment purposes, which may result in lost opportunities for gain.

The Dodd-Frank Act could, depending on future rulemaking by regulatory agencies, impact the use of derivatives. The Dodd-Frank Act is intended to regulate the OTC derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Future rulemaking to implement these requirements could potentially limit or completely restrict the Fund Parties’ ability to use these instruments as a part of their investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund Parties engage in derivative transactions could also prevent the Fund Parties from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of the Fund Parties’ use of derivatives.

Investments in Private Funds. the Fund Parties may invest in, or wholly own, private investment funds, including hedge funds, private equity funds, limited liability companies, real estate investment trusts, and other business entities. In valuing their investments in private investment funds, the Fund Parties rely primarily on information provided by managers of such funds. Valuations of illiquid securities, such as interests in certain private investment funds, involve various judgments and consideration of factors that may be subjective. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of the Fund Parties’ common stock. The Fund Parties may not be able to withdraw their investment in certain private investment funds promptly after it has made a decision to do so, which may result in a loss to the Fund Parties and adversely affect their investment returns.

Below Investment Grade Risk. In addition, the Fund Parties invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

International investments create additional risks.

The Fund Parties expect to make investments in portfolio companies that are domiciled outside of the United States. Each of the Fund Parties anticipate that up to 30% of its investments may be in these types of assets. Their investments in foreign portfolio companies are deemed “non-qualifying assets,” which means, as required by the 1940 Act, they, along with other non-qualifying assets, may not constitute more than 30% of each of the Fund Parties’ total assets at the time of their acquisition of any asset, after giving effect to the acquisition. Notwithstanding the limitation on the Fund Parties’ ownership of foreign portfolio companies, such investments subject the Fund Parties to many of the same risks as their domestic investments, as well as certain additional risks, including the following:

•	foreign governmental laws, rules and policies, including those restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States;

•	foreign currency devaluations that reduce the value of and returns on the Fund Parties’ foreign investments;

•	adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which the Fund Parties invest;

•	adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which the Fund Parties invest;

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the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from the Fund Parties’ investments in the foreign country;

•	adverse changes in foreign-country laws, including those relating to taxation, bankruptcy and ownership of assets;

•	adverse changes in foreign-country laws, including those relating to taxation, bankruptcy and ownership of assets;

•	changes that adversely affect the social, political and/or economic stability of a foreign country in which the Fund Parties invest;

•	high inflation in the foreign countries in which the Fund Parties invest, which could increase the costs to the Fund Parties of investing in those countries;

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deflationary periods in the foreign countries in which the Fund Parties invest, which could reduce demand for the Fund Parties’ assets in those countries and diminish the value of such investments and the related investment returns to the Fund Parties; and

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legal and logistical barriers in the foreign countries in which the Fund Parties invest that materially and adversely limit the Fund Parties’ ability to enforce their contractual rights with respect to those investments.

In addition, the Fund Parties may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which the Fund Parties may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which the Fund Parties may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on their portfolio companies in those countries and the rates of return that the Fund Parties are able to achieve on such investments. The Fund Parties may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to the Fund Parties, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.

The Fund Parties’ investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities, subject them indirectly to the underlying risks of such private investment funds and additional fees and expenses.

The Fund Parties may invest in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities which would be required to register as investment companies but for an exemption under Sections 3(c)(1) and 3(c)(7) of the 1940 Act. Investments in private funds are subject to substantial risks. Investments in such private investment funds expose the Fund Parties to the risks associated with the businesses of such funds or entities as well as such private investment funds’ portfolio companies. These private investment funds may or may not be registered investment companies and, thus, may not be subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

The Fund Parties rely primarily on information provided by managers of private investment funds in valuing their investments in such funds. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of the Fund Parties’ common stock. In addition, there can be no assurance that a manager of a private investment fund will provide advance notice of any material change in such private investment fund’s investment program or policies and thus, the Fund Parties’ investment portfolios may be subject to additional risks which may not be promptly identified by the Advisor. Moreover, the Fund Parties may not be able to withdraw their investments in certain private investment funds promptly after the Fund Parties make a decision to do so, which may result in a loss to the Fund Parties and adversely affect their investment returns.

Investments in the securities of private investment funds may also involve duplication of advisory fees and certain other expenses. By investing in private investment funds indirectly through the Fund Parties, you bear a pro rata portion of the Fund Parties’ advisory fees and other expenses, and also indirectly bear a pro rata portion of the advisory fees, performance-based allocations and other expenses borne by the Fund Parties as an investor in the private investment funds. In addition, the purchase of the shares of some private investment funds requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such investment companies’ portfolio securities.

In addition, certain private investment funds may not provide the Fund Parties with the liquidity they require and would thus subject them to liquidity risk. Further, even if an investment in a private investment fund is deemed liquid at the time of investment, the private investment fund may, in the future, alter the nature of the Fund Parties’ investments and cease to be a liquid investment fund, subjecting them to liquidity risk.

The Fund Parties may acquire various structured financial instruments for purposes of “hedging” or reducing their risks, which may be costly and ineffective and could reduce the cash available to service debt or for distribution to stockholders.

The Fund Parties may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase the Fund Parties’ losses. Further, hedging transactions may reduce cash available to service their debt or pay distributions to their stockholders.

Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on the Fund Parties’ operating results.

Investments in middle market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

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may have limited financial resources and may be unable to meet the obligations under their debt securities that the Fund Parties hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of the Fund Parties realizing any guarantees they may have obtained in connection with their investment;

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have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund Parties’ portfolio companies and, in turn, the Fund Parties;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund Parties’ executive officers and directors, trustees and members of the Advisor may, in the ordinary course of business, may be named as defendants in litigation arising from their investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The Fund Parties’ portfolio companies may incur debt that ranks equally with, or senior to, their investments in such companies.

The Fund Parties’ portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund Parties invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund Parties are entitled to receive payments with respect to the debt instruments in which the Fund Parties invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to a Fund Party’s investment in that portfolio company would typically be entitled to receive payment in full before the Fund Parties receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to the Fund Parties. In the case of debt ranking equally with debt instruments in which the Fund Parties invest, they would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where the Fund Parties’ debt investments could be subordinated to claims of other creditors or the Fund Parties could be subject to lender liability claims.

If one of the Fund Parties’ portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which the applicable Fund Party actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize their debt investment and subordinate all or a portion of their claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, their legal rights may be subordinated to other creditors. The Fund Parties may also be subject to lender liability claims for actions taken by them with respect to a borrower’s business or in instances where the Fund Parties exercise control over the borrower or render significant managerial assistance.

Second priority liens on collateral securing debt investments that the Fund Parties make to their portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and the Fund Parties.

Certain debt investments that the Fund Parties make in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund Parties. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then the Fund Parties, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.

The Fund Parties may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on any such portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund Parties. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund Parties’ unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then the Fund Parties’ unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights the Fund Parties may have with respect to the collateral securing the debt investments they make in their portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund Parties enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. The Fund Parties may not have the ability to control or direct such actions, even if their rights are adversely affected.

The Fund Parties generally will not control their portfolio companies.

The Fund Parties do not expect to control most of their portfolio companies, even though they may have board representation or board observation rights, and their debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, the Fund Parties are subject to the risk that a portfolio company in which they invest may make business decisions with which the Fund Parties disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve their interests as debt investors. Due to the lack of liquidity for their investments in non-traded companies, the Fund Parties may not be able to dispose of their interests in their portfolio companies as readily as the Fund Parties would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of their portfolio holdings.

Declines in market values or fair market values of the Fund Parties’ investments could result in significant net unrealized depreciation of their portfolios, which in turn would reduce their respective NAV.

Under the 1940 Act, the Fund Parties are required to carry their investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of their board of directors or trustees, as applicable. While most of the Fund Parties’ investments are not publicly traded, applicable accounting standards require them to assume as part of their valuation process that their investments are sold in a principal market to market participants (even if the Fund Parties plan on holding an investment through its maturity) and impairments of the market values or fair market values of their investments, even if unrealized, must be reflected in their financial statements for the applicable period as unrealized depreciation, which could result in a significant reduction to the Fund Parties’ NAV for a given period.

A significant portion of the Fund Parties’ investment portfolio is and will be recorded at fair value as determined in good faith by their board of directors or trustees, as applicable, and, as a result, there is and will be uncertainty as to the value of their portfolio investments.

Under the 1940 Act, the Fund Parties are required to carry their portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by their or board of trustees, as applicable. There is not a public market for the securities of the privately held companies in which the Fund Parties invest. Most of the Fund Parties’ investments are not publicly traded or actively traded on a secondary market but are, instead, traded on a privately negotiated OTC secondary market for institutional investors or are not traded at all. As a result, the Fund Parties value these securities quarterly at fair value as determined in good faith by their board of directors or trustees, as applicable.

Certain factors that may be considered in determining the fair value of the Fund Parties’ investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund Parties’ determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund Parties’ fair value determinations may cause their NAV on a given date to materially understate or overstate the value that the Fund Parties may ultimately realize upon the sale of one or more of their investments.

The Fund Parties are exposed to risks associated with changes in interest rates.

The Fund Parties are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on their investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on their investment objectives, their rate of return on invested capital and their ability to service their debt and make distributions to their stockholders. In addition, an increase in interest rates would make it more expensive to use debt for their financing needs, if any.

The Fund Parties’ investment portfolios primarily consist of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Fund Parties’ investments, even if unrealized, must be reflected in their financial statements for the applicable period and may therefore have a material adverse effect on their results of operations for that period.

Because the Fund Parties incur indebtedness to make investments, their net investment income is dependent, in part, upon the difference between the rate at which the Fund Parties borrow funds or pay interest on outstanding debt securities and the rate at which the Fund Parties invest these funds. An increase in interest rates would make it more expensive to use debt to finance their investments or to refinance their current financing arrangements. In addition, certain of their financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund Parties’ cost of funds will increase, which could materially reduce their net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on their current investments could also adversely impact their net investment income.

The Fund Parties have and may continue to structure the majority of their debt investments with floating interest rates to position their portfolio for rate increases. However, there can be no assurance that this will successfully mitigate their exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund Parties’ fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. It is unclear if at that time whether LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. In addition, in April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced the replacement of LIBOR with a new index, calculated by short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate (the “SOFR”). At this time, it is not possible to predict whether SOFR will attain market traction as a LIBOR replacement tool, and the future of LIBOR is still uncertain. As such, the potential effect of the phase-out or replacement of LIBOR on the Fund Parties’ cost of capital and net investment income cannot yet be determined. If LIBOR ceases to exist, the Fund Parties may need to renegotiate any credit or similar agreements extending beyond 2021 with their portfolio companies that utilize LIBOR as a factor in determining the interest rate and certain of their existing credit facilities, in each case to replace LIBOR with the new standard that is established. If the Fund Parties’ agreements with their portfolio companies are unable to be renegotiated, the Fund Parties’ investments may bear interest at a lower rate, which would decrease investment income and potentially the value of such investments. If the Fund Parties are unable to renegotiate their existing credit facilities, amounts drawn under such credit facilities may bear interest at a higher rate, which would increase the cost of the Fund Parties’ borrowings and, in turn, affect the Fund Parties’ results of operations.

Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund Parties’ debt investments, an increase in interest rates would make it easier for them to meet or exceed the incentive fee hurdle rate in the investment advisory and administrative services agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.

A covenant breach by the Fund Parties’ portfolio companies may harm their operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Fund Parties or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that the Fund Parties hold. The Fund Parties may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

The Fund Parties’ portfolio companies may be highly leveraged.

Some of the Fund Parties’ portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to the Fund Parties as investors. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

The Fund Parties may not realize gains from their equity investments.

Certain investments that the Fund Parties may make may include equity related securities, such as rights and warrants that may be converted into or exchanged for common stock or the cash value of the common stock. In addition, the Fund Parties may make direct equity investments in portfolio companies. The equity interests the Fund Parties receive may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund Parties may not be able to realize gains from their equity interests and any gains that they do realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund Parties experience. The Fund Parties may also be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow the Fund Parties to sell the underlying equity interests. The Fund Parties may be unable to exercise any put rights they acquire, which grant them the right to sell their equity securities back to the portfolio company, for the consideration provided in their investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

The Fund Parties’ investments are primarily in privately held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that the Fund Parties hold. Second, the investments themselves often may be illiquid. The securities of most of the companies in which the Fund Parties invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated OTC secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, the Fund Parties may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, in a restructuring, the Fund Parties may receive substantially different securities than their original investment in a portfolio company, including securities in a different part of the capital structure. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. The Fund Parties must therefore rely on the ability of the Advisor to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If the Fund Parties are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and they may lose money on their investments.

A lack of liquidity in certain of the Fund Parties’ investments may adversely affect their businesses.

The Fund Parties invest in certain companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated OTC secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of certain investments may make it difficult to sell these investments when desired. In addition, if a Fund Party is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it had previously recorded these investments. The reduced liquidity of investments may make it difficult for a Fund Party to dispose of them at a favorable price or at all, and, as a result, a Fund Party may suffer losses.

The Fund Parties may not have the funds or ability to make additional investments in their portfolio companies.

The Fund Parties may not have the funds or ability to make additional investments in their portfolio companies. After their initial investment in a portfolio company, the Fund Parties may be called upon from time to time to provide additional funds to such company or have the opportunity to increase their investment through the exercise of a warrant to purchase common stock. There is no assurance that the Fund Parties will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on their part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for the Fund Parties to increase their participation in a successful operation or may reduce the expected return on the investment.

Prepayments of the Fund Parties’ debt investments by their portfolio companies could adversely impact their results of operations and reduce their return on equity.

The Fund Parties are subject to the risk that the investments the Fund Parties make in their portfolio companies may be repaid prior to maturity. When this occurs, the Fund Parties will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and the Fund Parties could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, their results of operations could be materially adversely affected if one or more of their portfolio companies elect to prepay amounts owed to the Fund Parties. Additionally, prepayments, net of prepayment fees, could negatively impact their return on equity.

The Fund Parties’ investments may include original issue discount and paid-in-kind (“PIK”) instruments.

To the extent that the Fund Parties invest in original issue discount or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of their income, the Fund Parties will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•

The higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

•

Original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

•

An election to defer PIK interest payments by adding them to the principal on such instruments increases the Fund Parties’ future investment income which increases their gross assets and, as such, increases the Advisor’s future base management fees which, thus, increases the Advisor’s future income incentive fees at a compounding rate;

•

Market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	The deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•

Even if the conditions for income accrual under U.S. generally accepted accounting principles (“GAAP”) are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•

For accounting purposes, cash distributions to investors representing original issue discount income are not derived from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

•	Recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes;

•

The required recognition of PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of the Fund Parties’ investment company taxable income that may require cash distributions to stockholders in order to maintain their ability to be subject to tax as a RIC; and

•	Original issue discount may create a risk of non-refundable cash payments to the Advisor based on non-cash accruals that may never be realized.

The Fund Parties may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose them to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

The Fund Parties may from time to time enter into total return swaps, credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, the Fund Parties will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the referenced security or other assets underlying the total return swap during a specified period, in return for periodic payments based on a fixed or variable interest rate.

A total return swap is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the total return swap and the debt obligations underlying the total return swap. In addition, the Fund Parties may incur certain costs in connection with a total return swap that could in the aggregate be significant.

A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if the Fund Parties sell credit protection using a credit default swap, they will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, they will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to the Fund Parties. Generally, if the Fund Parties buy credit protection using a credit default swap, they will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, they will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay the Fund Parties par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.

Credit default swaps are subject to the credit risk of the underlying issuer. If the Fund Parties are selling credit protection, there is a risk that they will not properly assess the risk of the underlying issuer, a credit event will occur and they will have to pay the counterparty. If the Fund Parties are buying credit protection, there is a risk that they will not properly assess the risk of the underlying issuer, no credit event will occur and they will receive no benefit for the premium paid.

A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund Parties will not be able to meet their obligations to the counterparty. In some cases, the Fund Parties may post collateral to secure their obligations to the counterparty, and the Fund Parties may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to the Fund Parties.

Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.

Risks Related to Debt Financing

The Fund Parties currently incur indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in their common stock and may increase the risk of investing in their common stock.

The use of borrowings and other types of financing, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in their common stock. When the Fund Parties use leverage to partially finance their investments, through borrowing from banks and other lenders or issuing debt securities, they, and therefore their stockholders, will experience increased risks of investing in their common stock. Any lenders and debt holders would have fixed dollar claims on the Fund Parties’ assets that are senior to the claims of their stockholders. If the value of their assets increases, then leverage would cause the NAV attributable to their common stock to increase more sharply than it would have had the Fund Parties not utilized leverage. Conversely, if the value of their assets decreases, leverage would cause NAV to decline more sharply than it otherwise would have had the Fund Parties not utilized leverage. Similarly, any increase in their income in excess of interest payable on their indebtedness would cause their net investment income to increase more than it would without leverage, while any decrease in their income would cause net investment income to decline more sharply than it would have had the Fund Parties not utilized leverage. Such a decline could negatively affect their ability to make distributions to stockholders. Leverage is generally considered a speculative investment technique.

In addition, the decision to utilize leverage will increase the Fund Parties’ assets and, as a result, will increase the amount of base management fees payable to the Advisor. See “Risks Related to the Advisor and its Affiliates – The Advisor and its affiliates, including the Fund Parties’ officers and some of their directors or trustees, as applicable, face conflicts of interest as a result of compensation arrangements between the Fund Parties and the Advisor, which could result in actions that are not in the best interests of the Fund Parties’ stockholders.”

The agreements governing the Fund Parties’ debt financing arrangements contain, and agreements governing future debt financing arrangements may contain, various covenants which, if not complied with, could have a material adverse effect on their ability to meet their investment obligations and to pay distributions to their stockholders.

The agreements governing certain of the Fund Parties’ debt financing arrangements contain, and agreements governing future debt financing arrangements may contain, certain financial and operational covenants. These covenants require the Fund Parties and their subsidiaries to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. Compliance with these covenants depends on many factors, some of which are beyond their and their control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in the Fund Parties’ and their subsidiaries’ portfolios may increase in the future and could result in non-compliance with certain covenants, or their taking actions which could disrupt their business and impact their ability to meet their investment objectives.

There can be no assurance that the Fund Parties and their subsidiaries will continue to comply with the covenants under their financing arrangements. Failure to comply with these covenants could result in a default which, if the Fund Parties and their subsidiaries were unable to obtain a waiver, consent or amendment from the debt holders, could accelerate repayment under any or all of their and their debt instruments and thereby force the Fund Parties to liquidate investments at a disadvantageous time and/or at a price which could result in losses, or allow their lenders to sell assets pledged as collateral under their financing arrangements in order to satisfy amounts due thereunder. These occurrences could have a material adverse impact on their liquidity, financial condition, results of operations and ability to pay distributions.

Risks Related to an Investment in the Fund Parties’ Common Stock

The Fund Parties’ shares are not listed on an exchange or quoted through a quotation system, and may not be for the foreseeable future, if ever, and there can be no assurance that the Fund Parties will complete a liquidity event by a specified date, or at all. Therefore, stockholders will have limited liquidity and may not receive a full return of invested capital upon selling shares.

The Fund Parties’ shares are illiquid assets for which there is not a secondary market and it is not expected that a secondary market will develop in the foreseeable future. While FSIC II contemplates a Listing following the closing of the Mergers, any such Listing remains subject to market conditions and approval by the FSIC II board of directors. There can be no assurance that the Fund Parties will complete a liquidity event by a specified date or at all. A liquidity event could include (1) a listing of a Fund Party’s shares on a national securities exchange, (2) the sale of all or substantially all of its assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by its respective board of directors or trustees, as applicable, in which its stockholders likely will receive cash or shares of a publicly-traded company. If a Fund Party’s shares are listed, no assurance can be given that a public trading market will develop. In addition, a liquidity event involving a listing of a Fund Party’s shares on a national securities exchange may include certain restrictions on the ability of stockholders to sell their shares. Further, even if a Fund Party does complete a liquidity event, stockholders may not receive a return of all of their invested capital.

If the Fund Parties do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to their share repurchase program, which the Fund Parties have no obligation to maintain. On May 31, 2019, the share repurchase program of each Fund Party was suspended pending the completion of the Mergers. Any shares repurchased pursuant to their share repurchase program may be purchased at a price which reflects a significant discount from the purchase price a stockholder paid for the shares being repurchased. In addition, there are significant limitations placed on the number of shares the Fund Parties may repurchase under the applicable share repurchase programs, which may prevent a stockholder from selling all of its shares under the program.

Stockholders who choose to participate in a Fund Party’s share repurchase program will not know the purchase price per share at the time they submit their intent to participate and their shares may be repurchased at a significant discount from the purchase price paid for the shares being repurchased.

In the event a stockholder chooses to participate in a Fund Party’s share repurchase program, the stockholder will be required to provide the Fund Party with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although a stockholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a stockholder seeks to sell shares to a given Fund Party as part of its share repurchase program, the stockholder will be required to do so without knowledge of the repurchase price of its shares. In addition, when the Fund Parties make quarterly repurchase offers pursuant to their share repurchase program, they may offer to repurchase shares at a price that is lower than the price that stockholders paid for shares in the continuous public offering. As a result, to the extent stockholders have the ability to sell their shares to the Fund Parties as part of their share repurchase programs, the price at which a stockholder may sell shares may be at a significant discount to what such stockholder paid in connection with the purchase of shares in the offering.

There is a risk that investors in the Fund Parties’ common stock may not receive distributions.

The Fund Parties cannot assure stockholders that they will achieve investment results that will allow them to make a specified level of cash distributions. All distributions will be paid at the discretion of the Fund Parties’ boards of directors or trustees, as applicable, and will depend on their earnings, their net investment income, their financial condition, maintenance of their RIC status, compliance with applicable BDC regulations and such other factors as their board of directors or trustees, as applicable, may deem relevant from time to time. Furthermore, the Fund Parties are permitted to issue senior securities, including multiple classes of debt and one class of stock senior to their shares of common stock. If any such senior securities are outstanding, the Fund Parties are prohibited from paying distributions to holders of shares of their common stock unless the Fund Parties meet the applicable asset coverage ratios at the time of distribution. As a result, the Fund Parties may be limited in their ability to make distributions.

The Fund Parties’ distribution proceeds may exceed their earnings. Therefore, portions of the distributions that the Fund Parties make may represent a return of capital to stockholders, which will lower their tax basis in their shares of common stock.

The tax treatment and characterization of the Fund Parties’ distributions may vary significantly from time to time due to the nature of their investments. The ultimate tax characterization of the distributions made during a tax year may not finally be determined until after the end of that tax year. The Fund Parties may make distributions during a tax year that exceed their investment company taxable income and net capital gains for that tax year. In such a situation, the amount by which their total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a stockholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from their investment activities. Moreover, the Fund Parties may pay all or a substantial portion of their distributions from the proceeds of the sale of shares of their common stock or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in their shares, which may result in increased tax liability to stockholders when they sell such shares.

The Fund Parties may pay distributions from offering proceeds, borrowings or the sale of assets to the extent their cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

The Fund Parties may fund distributions from the uninvested proceeds of a securities offering and borrowings, and they have not established limits on the amount of funds they may use from such proceeds or borrowings to make any such distributions. The Fund Parties have paid and may continue to pay distributions from the sale of assets to the extent distributions exceed their earnings or cash flows from operations. Distributions from offering proceeds or from borrowings could reduce the amount of capital the Fund Parties ultimately invest in their portfolio companies.

A stockholder’s interest in a Fund Party will be diluted if the given Fund Party issues additional shares, which could reduce the overall value of the investment.

The Fund Parties’ investors do not have preemptive rights to any shares that the Fund Parties may issue in the future. Pursuant to each of the Fund Parties’ charters, a majority of their entire boards of directors or trustees, as applicable, may amend their charter to increase the number of authorized shares of common stock without stockholder approval. After an investor purchases shares, their board of directors or trustees, as applicable, may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to their independent directors or trustees, as applicable, or employees of the Advisor. To the extent the Fund Parties issue additional equity interests after an investor purchases their shares, an investor’s percentage ownership interest in the given Fund Party will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of the Fund Parties’ investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Certain provisions of the Fund Parties’ organizational documents as well as provisions of the Maryland General Corporation Law and the Delaware Statutory Trust Act could deter takeover attempts and have an adverse impact on the value of their common stock.

The MGCL and the FS Funds’ charters and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of an FS Fund or the removal of its incumbent directors. Under the Business Combination Act of the MGCL, certain business combinations between an FS Fund and an “interested stockholder” (defined generally to include any person who beneficially owns 10% or more of the voting power of a company’s outstanding shares) or an affiliate thereof is prohibited for five years and thereafter is subject to special stockholder voting requirements, to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, the FS Funds’ boards of directors have adopted resolutions exempting from the Business Combination Act any business combination between an FS Fund and any person to the extent that such business combination receives the prior approval of the applicable board of directors, including a majority of directors who are not “interested persons” as defined in the 1940 Act. Under the Control Share Acquisition Act of the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. The FS Funds’ bylaws contain provisions exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of the FS Funds’ common stock, but such provision may be repealed at any time (before or after a control share acquisition). However, an FS Fund will amend its bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if its applicable board of directors determines that it would be in its best interests and if the staff of the SEC does not object to its determination that its being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The Business Combination Act (if an FS Fund’s board of directors should repeal the resolution) and the Control Share Acquisition Act (if an FS Fund amends its bylaws to be subject to that Act) may discourage others from trying to acquire control of an FS Fund and increase the difficulty of consummating any offer.

The FS Funds have also adopted measures that may make it difficult for a third party to obtain control of them, including: (a) classifying their boards of directors into three classes serving staggered three-year terms, (b) providing that a director may be removed only for cause and only by vote of at least two-thirds of the votes entitled to be cast, and (c) authorizing their boards of directors to (i) classify or reclassify shares of their stock into one or more classes or series, (ii) cause the issuance of additional shares of their stock, and (iii) amend the applicable charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of the FS Funds’ charters and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in the best interest of the FS Funds’ stockholders.

The CCT II Charter, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. The CCT II Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including shares of preferred stock; the CCT II Board may, without shareholder action, amend its declaration of trust to increase the number of its shares of common stock, of any class or series, that it will have authority to issue; and its declaration of trust provides that, upon and following the occurrence of a listing of any class of its shares on a national securities exchange, its board of trustees will be divided into three classes of trustees serving staggered terms of three years each. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of CCT II’s shares of common stock the opportunity to realize a premium over the value of its shares of common stock.

The NAV of the Fund Parties’ common stock may fluctuate significantly.

The NAV of the Fund Parties’ common stock may be significantly affected by numerous factors, some of which are beyond their control and may not be directly related to their operating performance. These factors include: (i) changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs; (ii) loss of RIC or BDC status; (iii) changes in earnings or variations in operating results; (iv) changes in the value of their portfolio of investments; (v) changes in accounting guidelines governing valuation of their investments; (vi) any shortfall in revenue or net income or any increase in losses from levels expected by investors; (vii) departure of their investment adviser or certain of its key personnel; (viii) general economic trends and other external factors; and (ix) loss of a major funding source.

Holders of any preferred stock that the Fund Parties may issue will have the right to elect members of the board of directors or trustees, as applicable, and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors or trustees, as applicable, at all times and to elect a majority of the directors or trustees, as applicable, if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund Parties’ common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair their ability to maintain their qualification as RICs for U.S. federal income tax purposes.

Risks Related to U.S. Federal Income Tax

The Fund Parties will be subject to corporate-level income tax if they are unable to qualify as RICs under Subchapter M of the Code or to satisfy the RIC annual distribution requirements.

Besides maintaining the Fund Parties’ elections to be treated as BDCs under the 1940 Act, in order for them to qualify as a RIC under Subchapter M of the Code, the Fund Parties must meet the following annual distribution, income source and asset diversification requirements.

•

the applicable Fund Party must derive in each tax year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock or other securities, or the 90% Income Test.

•	the applicable Fund Party must diversify its holdings so that at the end of each quarter of the tax year:

•

at least 50% of the value of such Fund Party’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of such Fund Party’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

Failure to satisfy any of the Diversification Tests may result in the applicable Fund Party having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of the applicable Fund Party’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

In any tax year in which the Fund Parties qualify as RICs, in order for each of the Fund Parties to be able to be subject to tax as RICs, they are required to meet an annual distribution requirement. The annual distribution requirement for RIC tax treatment will be satisfied if a given Fund Party distributes to its stockholders, for each tax year, dividends of an amount generally at least equal to the sum of 90% of their investment company taxable income, which is generally the sum of their ordinary net income and realized net short-term capital gains in excess of realized net long-term capital losses, without regard to any deduction for dividends paid. Because the Fund Parties may use debt financing, they are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund Parties from making distributions necessary to satisfy the Annual Distribution Requirement. If the Fund Parties are unable to obtain cash from other sources, they could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Fund Parties must satisfy these tests on an ongoing basis in order to maintain RIC tax treatment, and may be required to make distributions to stockholders at times when it would be more advantageous to invest cash in their existing or other investments, or when the Fund Parties do not have funds readily available for distribution. Compliance with the RIC tax requirements may hinder their ability to operate solely on the basis of maximizing profits and the value of their stockholders’ investments. Also, the rules applicable to their qualification as RICs are complex, with many areas of uncertainty. If the Fund Parties fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce their net assets, the amount of income available for distribution and the amount of their distributions. Such a failure may have a material adverse effect on the Fund Parties and on any investment in them. The Code provides certain forms of relief from RIC disqualification due to failures of the 90% Income Test or any of the Diversification Tests, although there may be additional taxes due in such cases. The Fund Parties cannot assure you that they would qualify for any such relief should they fail either the 90% Income Test or any of the Diversification Tests.

Some of the Fund Parties’ investments may be subject to corporate-level income tax.

The Fund Parties may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. The Fund Parties may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

The Fund Parties may have difficulty paying required distributions if they recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, the Fund Parties may be required to recognize taxable income in circumstances in which they do not receive a corresponding payment in cash. For example, their investments may include debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants). To the extent original issue discount or PIK interest constitutes a portion of the Fund Parties’ income, the Fund Parties must include in taxable income each tax year a portion of the original issue discount or PIK interest that accrues over the life of the instrument, regardless of whether cash representing such income is received by the Fund Parties in the same tax year. The Fund Parties may also have to include in income other amounts that they have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund Parties anticipate that a portion of the Fund Parties’ income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund Parties may elect to amortize market discount and include such amounts in their taxable income in the current tax year, instead of upon disposition, as not making the election would limit their ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in their investment company taxable income for the tax year of the accrual, the Fund Parties may be required to make a distribution to their stockholders in order to satisfy the Annual Distribution Requirement, even though the Fund Parties will not have received any corresponding cash amount. As a result, the Fund Parties may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund Parties may have to sell some of their investments at times and/or at prices they would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund Parties are not able to obtain cash from other sources, they may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, the Fund Parties may invest in the equity securities of non-U.S. corporations (or other non-U.S. entities classified as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances, these rules also could require the Fund Parties to recognize taxable income or gains where they do not receive a corresponding payment in cash and under recently proposed U.S. federal income tax regulations, all or a portion of such taxable income and gains may not be considered qualifying income for purposes of the 90% Income Test.

The Fund Parties portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for the Fund Parties. U.S. federal income tax rules are not entirely clear about issues such as when the Fund Parties may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause the Fund Parties to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require the Fund Parties to make taxable distributions to their stockholders to maintain their RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by the Fund Parties, they may be required to borrow money or dispose of other investments to be able to make distributions to their stockholders. These and other issues will be considered by the Fund Parties, to the extent determined necessary, in order that the Fund Parties minimize the level of any U.S. federal income or excise tax that the Fund Parties would otherwise incur.

If a Fund Party does not qualify as a “publicly offered regulated investment company,” as defined in the Code, a stockholder will be taxed as though such stockholder received a distribution of some of their expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the tax year. If the Fund Parties do not qualify as a publicly offered regulated investment company for any tax year, a noncorporate stockholder’s allocable portion of their affected expenses, including their management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including management fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income for taxable years after 2025 and are entirely not deductible against gross income before 2026, are not deductible for alternative minimum tax purposes and are subject to the overall limitation on itemized deductions imposed by the Code. Although the Fund Parties believe that they are currently considered a publicly offered regulated investment company, as defined in the Code, there can be no assurance, however, that the Fund Parties will be considered a publicly offered regulated investment company in the future.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of the Fund Parties or their stockholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in their shares or the value or the resale potential of their investments. In particular, on December 22, 2017, the Tax Cuts and Jobs Act was signed into law. This tax legislation lowers the general corporate income tax rate from 35 percent to 21 percent, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax and makes significant changes with respect to the U.S. international tax rules. In addition, the legislation generally requires a holder that uses the accrual method of accounting for U.S. tax purposes to include certain amounts in income no later than the time such amounts are reflected on certain financial statements, which therefore if applicable would require the Fund Parties to accrue income earlier than under prior law, although the precise application of this rule is unclear at this time. The legislation also limits the amount or value of interest deductions of borrowers and in that way may potentially affect the loan market and their and their portfolio companies’ use of leverage. For individual taxpayers, the legislation reduces the maximum individual income tax rate and eliminates the deductibility of miscellaneous itemized deductions for taxable years 2018 through 2025. The impact of this new legislation is uncertain.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Mergers

The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of each of the Fund Parties bears directly or indirectly, and based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following the Mergers. The Fund Parties caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “FSIC II,” “FSIC III,” “CCT II” or “FSIC IV” stockholders will indirectly bear such fees or expenses as investors in each of the Fund Parties.

	Actual								Pro Forma
	FSIC II		FSIC III		FSIC IV		CCT II		All Funds Merged		FSIC II, FSIC III, and FSIC IV only		FSIC II, FSIC III, and CCT II only		FSIC II and FSIC III only
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by each of the Fund Parties	None	(1)	None	(1)	None	(1)	None	(1)	None	(1)	None	(1)	None	(1)	None	(1)
Offering expenses borne by each of the Fund Parties	None	(1)	None	(1)	None	(1)	None	(1)	None	(1)	None	(1)	None	(1)	None	(1)
Distribution reinvestment plan expenses	None	(2)	None	(2)	None	(2)	None	(2)	None	(2)	None	(2)	None	(2)	None	(2)

Total stockholder transaction expenses paid by each of the Fund Parties	None		None		None		None		None		None		None		None

	Actual				Pro Forma
	FSIC II	FSIC III	FSIC IV	CCT II	All Funds Merged	FSIC II, FSIC III, and FSIC IV only	FSIC II, FSIC III, and CCT II only	FSIC II and FSIC III only
Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Base management fee(4)	2.79%	2.69%	1.69%	2.55%	2.56%	2.56%	2.62%	2.62%
Incentive fee(5)	1.74%	2.19%	1.67%	0.00%	2.10%	2.12%	2.16%	2.17%
Interest payments on borrowed funds(6)	5.07%	4.74%	0.58%	4.03%	4.63%	4.63%	4.90%	4.92%
Other expenses(7)	0.51%	0.44%	1.72%	2.38%	0.58%	0.55%	0.51%	0.48%
Acquired Fund Fees and Expenses	—	—	—	—	—	—	—	—

Total annual expenses (estimated)(8)	10.10%	10.07%	5.65%	8.96%	9.87%	9.86%	10.19%	10.19%

(1)

The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of FSIC II Common Stock, FSIC III Common Stock, FSIC IV Common Stock or CCT II Common Stock.

(2)	The estimated expenses associated with the respective distribution reinvestment plans are included in “Other expenses.”

(3)

“Consolidated net assets attributable to common stock” equals net assets at March 31, 2019. For the pro forma columns, the net assets of FSIC II on a pro forma basis as of March 31, 2019 were used. See “Unaudited Selected Pro Forma Consolidated Financial Data” for more information.

(4)

The Fund Parties are externally managed by the Advisor. FSIC II’s, FSIC III’s, FSIC IV’s and CCT II’s base management fee is calculated at an annual rate of 1.50% of the average value of their respective gross assets (equal to total assets set forth on the respective Fund Party’s consolidated balance sheet), which are assumed to equal 185.90%, 179.56%, 112.70% and 170.02% of FSIC II’s, FSIC III’s, FSIC IV’s and CCT II’s average net assets of $2.56 billion, $2.21 billion, $335 million and $107 million, respectively, for the three months ended March 31, 2019. The base management fee of the Fund Parties’ shown in the table above is higher than 1.50% because the base management fee in the table is required to be calculated as a percentage of the Fund Parties’ average net assets, rather than gross assets. Following completion of the Mergers, the combined company will be externally managed by the Advisor. The pro forma base management fee has been calculated in a manner consistent with the terms and conditions of the FSIC II Investment Advisory Agreement assuming that the Advisory Agreement Amendment Proposal is approved by FSIC II’s stockholders.

(5)

The incentive fee in the Fund Parties’ respective investment advisory and administrative services agreements consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of the respective Fund Party’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on its net assets, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, the Advisor will not earn this incentive fee for any quarter until the respective Fund Party’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the respective Fund Parties’ pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the respective Fund Party’s pre-incentive fee net investment income in excess of the hurdle rate, until the respective Fund Party’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of the value of the respective Fund Party’s adjusted capital. Thereafter, the Advisor will be entitled to receive 20.0% of the respective Fund Party’s pre-incentive fee net investment income. The pro forma subordinated incentive fee on income has been calculated in a manner consistent with the terms and conditions of the FSIC II Investment Advisory Agreement assuming that the Advisory Agreement Amendment Proposal is approved by FSIC II’s stockholders.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the applicable investment advisory and administrative services agreement). This fee equals 20.0% of the respective Fund Party’s incentive fee capital gains, which equals its realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Fund Parties accrue for the capital gains incentive fee, which, if earned, is paid annually. The Fund Parties accrue the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to the Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The amount in the table for the Fund Parties assumes that there is no incentive fee on capital gains and is based on the net unrealized depreciation as of March 31, 2019. Such amounts are expressed as a percentage of the average net assets as of such date.

(6)

The figure in the table for FSIC II assumes it borrows the full amount available under each financing facility as of March 31, 2019 and that the annualized weighted average borrowing costs under the financing facilities, including amortized costs and expenses, is 5.30%. Because the total assumed borrowing ($2.45 billion) represents 95.6% of its average net assets for the three months ended March 31, 2019 ($2.56 billion), the borrowing cost as a percentage of net assets set forth in the table above is 5.07% (or 95.6% of 5.30%). See “Management’s Discussion and Analysis of Financial Condition and Results of Operation of FS Investment Corporation II—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for a discussion of FSIC II’s financing arrangements.

The figure in the table for FSIC III assumes it borrows the full amount available under each financing facility as of March 31, 2019 and that the annualized weighted average borrowing costs under the financing facilities, including amortized costs and expenses, is 4.99%. Because the total assumed borrowing ($2.10 billion) represents 95.09% of its average net assets for the three months ended March 31, 2019 ($2.21 billion), the borrowing cost as a percentage of net assets set forth in the table above is 4.74% (or 95.09% of 4.99%). See “Management’s Discussion and Analysis of Financial Condition and Results of Operation of FS Investment Corporation III—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for a discussion of FSIC III’s financing arrangements.

The figure in the table for FSIC IV assumes it borrows the full amount available under each financing facility as of March 31, 2019 and that the annualized weighted average borrowing costs under the financing facilities, including amortized costs and expenses, is 3.86%. Because the total assumed borrowing ($50 million) represents 14.93% of its average net assets for the three months ended March 31, 2019 ($335 million), the borrowing cost as a percentage of net assets set forth in the table above is 0.58% (or 14.93% of 3.86%). See “Management’s Discussion and Analysis of Financial Condition and Results of Operation of FS Investment Corporation IV—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for a discussion of FSIC IV’s financing arrangements.

The figure in the table for CCT II assumes it borrows the full amount available under each financing facility as of March 31, 2019 and that the annualized weighted average borrowing costs under the financing facilities, including amortized costs and expenses, is 5.27%. Because the total assumed borrowing ($82 million) represents 76.43% of its average net assets for the three months ended March 31, 2019 ($107 million), the borrowing cost as a percentage of net assets set forth in the table above is 4.03% (or 76.43% of 5.27%). See “Management’s Discussion and Analysis of Financial Condition and Results of Operation of Corporate Capital Trust II—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for a discussion of CCT II’s financing arrangements.

(7)

Other expenses include accounting, legal and auditing fees and excise and state taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to the Fund Parties’ directors who do not also serve in an executive officer capacity for the Fund Parties or the Advisor. The amount presented in the table reflects actual amounts incurred during the three months ended March 31, 2019.

(8)

“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Fund Parties borrow money to leverage and increase their total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in FSIC II, FSIC III, CCT II or FSIC IV or the combined company’s common stock following the Mergers. In calculating the following expense amounts, each of FSIC II, FSIC III, CCT II and FSIC IV has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Transaction expenses related to the Mergers are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to the incentive fee on capital gains):
FSIC II	$82	$239	$385	$709
FSIC III	$78	$226	$366	$683
FSIC IV	$40	$121	$205	$420
CCT II	$88	$253	$406	$737
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to the incentive fee on capital gains, which was estimated at 1.0% of net assets):
FSIC II	$92	$263	$420	$756
FSIC III	$87	$251	$403	$733
FSIC IV	$50	$150	$249	$499
CCT II	$97	$277	$440	$781

Pro forma combined company following the Mergers, assuming completion of each of the Mergers
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to the incentive fee on capital gains):	$77	$223	$362	$677
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to the incentive fee on capital gains, which was estimated at 1.0% of net assets):	$86	$248	$399	$728

Pro forma combined company following the Mergers, assuming completion of Merger 1A and Merger 3A
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to the incentive fee on capital gains):	$76	$223	$361	$676
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to the incentive fee on capital gains, which was estimated at 1.0% of net assets):	$86	$248	$398	$727

Pro forma combined company following the Mergers, assuming completion of Merger 1A and Merger 2A
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to the incentive fee on capital gains):	$79	$230	$372	$691
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to the incentive fee on capital gains, which was estimated at 1.0% of net assets):	$88	$255	$408	$740

Pro forma combined company following the Mergers, assuming completion of Merger 1A only
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to the incentive fee on capital gains):	$79	$230	$372	$691
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to the incentive fee on capital gains, which was estimated at 1.0% of net assets):	$88	$255	$408	$740

The above table is to assist you in understanding the various costs and expenses that an investor in each of the Fund Parties or, following the Mergers, the combined company’s, common stock will bear directly or indirectly. Because the example assumes, as required by the SEC, no subordinated incentive fee on income would be accrued and payable in any of the indicated time periods. Performance will vary and may result in a return greater or less than 5%. If each of the Fund Parties were to achieve sufficient returns on its investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, its expenses, and returns to its investors, would be higher. In addition, while the example assumes reinvestment of all distributions at NAV, reinvestment of distributions under the distribution reinvestment plans may occur at a price per share that differs from the then-current NAV per share of common stock of the respective company. See “FSIC II Distribution Reinvestment Plan,” “FSIC III and FSIC IV Distribution Reinvestment Plan” and “CCT II Distribution Reinvestment Plan” for additional information regarding each of the Fund Parties’ distribution reinvestment plans.

The example and the expenses in the table above should not be considered a representation of the Fund Parties’, or, following the Mergers, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus contains statements that constitute forward-looking statements, which relate to each of the Fund Parties or, following the Mergers, the combined company, regarding future events or the future performance or future financial condition of each of the Fund Parties or, following the Mergers, the combined company. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about each of the Fund Parties or, following the Mergers, the combined company, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:

•	the ability of the parties to consummate the Mergers described in this joint proxy statement/prospectus on the expected timeline, or at all;

•	the failure of any of the Acquired Funds’ stockholders to approve the applicable annual meeting proposals;

•	the ability to realize the anticipated benefits of the proposed Mergers;

•	the effects of disruption on the business of the Fund Parties from the proposed Mergers;

•	the combined company’s plans, expectations, objectives and intentions, as a result of the Mergers;

•	the occurrence of the Recapitalization Transaction or the Listing in a timely manner or at all;

•	any decision by any of the Acquired Funds to pursue continued operations;

•	any potential termination of the Merger Agreement or action of any of the Acquired Funds’ stockholders with respect to any proposed transaction;

•	the pursuit by the Acquired Funds of a liquidation or an alternative transaction upon the termination of the Merger Agreement;

•	changes in each of the Fund Parties’ NAVs in the future;

•	the Fund Parties’ future operating results;

•	the Fund Parties’ business prospects and the prospects of the companies in which they may invest;

•	the impact of the investments the Fund Parties expect to make;

•	the ability of the Fund Parties’ portfolio companies to achieve their objectives;

•	the Fund Parties’ current and expected financings and investments;

•	the Fund Parties receiving and maintaining corporate credit ratings and changes in the general interest rate environment;

•	the adequacy of the Fund Parties’ cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from the Fund Parties’ portfolio companies;

•	the Fund Parties’ contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with the other funds in the Fund Complex, their respective current or future investment advisers, or any of their affiliates;

•	the dependence of the Fund Parties’ future success on the general economy and its effect on the industries in which the Fund Parties may invest;

•	the Fund Parties’ use of financial leverage;

•	the ability of the Advisor or any future investment adviser to the Fund Parties to locate suitable investments for the Fund Parties and to monitor and administer the Fund Parties’ investments;

•	the ability of the Advisor or any future investment adviser to the Fund Parties to attract and retain highly talented professionals;

•	the Fund Parties’ ability to maintain their qualifications as RICs and as BDCs;

•	the impact on the Fund Parties’ businesses of the Dodd-Frank Act and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation on the Fund Parties and the portfolio companies in which the Fund Parties may invest and the Fund Parties and their tax positions;

•	the tax status of the enterprises in which the Fund Parties may invest; and

•	other factors described from time to time in each of the Fund Parties’ filings with the SEC.

In addition, words such as “anticipate,” “believe,” “expect,” “intend,” “seek,” “plan,” “estimate” and similar expressions indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including those factors set forth in “Risk Factors” and elsewhere in this joint proxy statement/prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in each of the Fund Parties’ operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in each of the Fund Parties’ operating areas.

The forward-looking statements included in this joint proxy statement/prospectus have been based on information available to the Fund Parties’ stockholders on the date of this joint proxy statement/prospectus. Except as required by the federal securities laws, none of the Fund Parties undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

You are advised to consult any additional disclosures that the Fund Parties may make directly to you or through reports that they may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

The forward-looking statements and projections in this joint proxy statement/prospectus, any prospectus supplement or in periodic reports any of the Fund Parties may file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF FS INVESTMENT CORPORATION II

You should read this selected consolidated financial data in conjunction with FSIC II’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation II” and the consolidated financial statements and notes thereto included elsewhere in this joint proxy statement/prospectus. The selected financial data as of the three months ended March 31, 2019 and 2018 have been derived from FSIC II’s unaudited financial statements and the selected financial data as of and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 has been derived from FSIC II’s audited consolidated financial statements.

	Three Months Ended March 31,		Year Ended December 31,
	2019	2018	2018	2017	2016	2015	2014
Statements of operations data:
Investment income	$119,939	$117,702	$453,984	$523,686	$488,051	$529,462	$398,783
Operating expenses
Total expenses and excise taxes	61,825	58,465	221,053	265,184	245,734	249,065	156,107
Less: management fee waiver	—	(3,154)	(3,432)	(12,853)	(12,211)	(10,252)	—

Net expenses and excise taxes	61,825	55,311	217,621	252,331	233,523	238,813	156,107

Net investment income (loss)	58,114	62,391	236,363	271,355	254,528	290,649	242,676
Total net realized and unrealized gain (loss)	12,655	(107,823)	(273,806)	(81,420)	162,787	(351,632)	(51,708)

Net increase (decrease) in net assets resulting from operations	$70,769	$(45,432)	$(37,443)	$189,935	$417,315	$(60,983)	$190,968

Per share data:
Net investment income (loss)—basic and diluted(1)	$0.18	$0.19	$0.73	$0.83	$0.79	$0.92	$0.80

Net increase (decrease) in net assets resulting from operations—basic and diluted(1)	$0.22	$(0.14)	$(0.12)	$0.58	$1.29	$(0.19)	$0.63

Distributions declared(2)	$(0.19)	$(0.19)	$0.75	$0.75	$0.75	$0.75	$0.74

Balance sheet data:
Total assets	$4,808,631	$4,983,628	$4,554,254	$5,110,081	$4,967,858	$4,807,951	$4,726,571

Credit facilities, secured borrowing and repurchase agreements payable	$2,108,336	$2,178,441	$1,887,132	$2,179,354	$1,977,053	$2,043,919	$1,641,194

Total net assets	$2,576,217	$2,745,402	$2,567,409	$2,853,021	$2,909,860	$2,690,412	$2,911,790

Other data:
Total return(3)	2.75%	(1.69)%	(1.64)%	6.59%	16.07%	(2.37)%	6.97%
Total return (without assuming reinvestment of distributions)(3)	2.80%	(1.60)%	(1.37)%	6.52%	15.29%	(1.94)%	6.92%
Number of portfolio company investments at period end	154	122	160	131	138	165	200
Total portfolio investments for the period	$453,599	$199,941	$1,895,833	$1,947,595	$1,413,343	$1,904,545	$3,382,134
Proceeds from sales and prepayments of investments	$(203,103)	$(301,070)	$1,885,140	$1,838,233	$1,653,755	$1,462,611	$1,625,100

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)

The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the company acquires, the level of the company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

SELECTED QUARTERLY DATA OF FS INVESTMENT CORPORATION II (Unaudited) (dollar amounts in thousands, except per share data)

				2019
				Q1
Total investment income				$119,939
Net Investment Income				$58,114
Total net realized and unrealized gain (loss) on investments				$12,655
Net increase (decrease) in net assets resulting from operations				$70,769
Net increase (decrease) in net assets resulting from operations (Earnings per share)				$0.22
NAV per share at the end of the quarter				$7.89

	2018
	Q4	Q3	Q2	Q1
Total investment income	$110,794	$117,386	$108,102	$117,702
Net Investment Income	$58,124	$57,785	$58,063	$62,391
Total net realized and unrealized gain (loss) on investments	$(116,892)	$(21,782)	$(27,309)	$(107,823)
Net increase (decrease) in net assets resulting from operations	$(58,768)	$36,003	$30,754	$(45,432)
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.18)	$0.11	$0.09	$(0.14)
NAV per share at the end of the quarter	$7.86	$8.23	$8.31	$8.40

	2017
	Q4	Q3	Q2	Q1
Total investment income	$146,980	$120,902	$123,861	$131,943
Net Investment Income	$76,513	$62,313	$62,532	$69,997
Total net realized and unrealized gain (loss) on investments	$(88,994)	$(995)	$(30,049)	$38,618
Net increase (decrease) in net assets resulting from operations	$(12,481)	$61,318	$32,483	$108,615
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.04)	$0.19	$0.10	$0.33
NAV per share at the end of the quarter	$8.73	$8.96	$8.96	$9.05

	2016
	Q4	Q3	Q2	Q1
Total investment income	$127,784	$119,066	$121,210	$119,991
Net Investment Income	$65,972	$62,222	$62,976	$63,358
Total net realized and unrealized gain (loss) on investments	$27,747	$95,649	$114,174	$(74,783)
Net increase (decrease) in net assets resulting from operations	$93,719	$157,871	$177,150	$(11,425)
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.29	$0.49	$0.55	$(0.04)
NAV per share at the end of the quarter	$8.90	$8.80	$8.50	$8.15

	2015
	Q4	Q3	Q2	Q1
Total investment income	$123,665	$122,227	$167,830	$115,740
Net Investment Income	$65,020	$64,405	$100,374	$60,850
Total net realized and unrealized gain (loss) on investments	$(181,512)	$(127,124)	$(43,912)	$916
Net increase (decrease) in net assets resulting from operations	$(116,492)	$(62,719)	$56,462	$61,766
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.36)	$(0.20)	$0.18	$0.20
NAV per share at the end of the quarter	$8.37	$8.92	$9.30	$9.31

	2014
	Q4	Q3	Q2	Q1
Total investment income	$115,983	$102,219	$99,516	$81,065
Net Investment Income	$81,158	$61,265	$52,553	$47,700
Total net realized and unrealized gain (loss) on investments	$(104,020)	$(9,281)	$31,925	$29,668

	2014
	Q4	Q3	Q2	Q1
Net increase (decrease) in net assets resulting from operations	$(22,862)	$51,984	$84,478	$77,368
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.07)	$0.17	$0.28	$0.27
NAV per share at the end of the quarter	$9.30	$9.56	$9.58	$9.49

	2013
	Q4	Q3	Q2	Q1
Total investment income	$61,222	$61,272	$28,226	$16,973
Net Investment Income	$33,611	$34,445	$19,282	$3,336
Total net realized and unrealized gain (loss) on investments	$20,561	$5,140	$(10,120)	$24,619
Net increase (decrease) in net assets resulting from operations	$54,172	$39,585	$9,162	$27,955
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.24	$0.24	$0.08	$0.37
NAV per share at the end of the quarter	$9.39	$9.35	$9.26	$9.34

	2012
	Q4	Q3	Q2	Q1
Total investment income	$7,642	$1,824	$18	—
Net Investment Income	$2,793	$213	$(4)	$(193)
Total net realized and unrealized gain (loss) on investments	$12,195	$5,075	$326	—
Net increase (decrease) in net assets resulting from operations	$14,988	$5,288	$322	$(193)
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.37	$0.47	$1.40	$(8.69)
NAV per share at the end of the quarter	$9.16	$9.00	$8.96	$9.00

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF FS INVESTMENT CORPORATION III

You should read this selected consolidated financial statements data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation III” and FSIC III’s consolidated financial statements and notes thereto included elsewhere in this joint proxy statement/prospectus. The selected financial data as of and for the three months ended March 31, 2019 and 2018 has been derived from FSIC III’s unaudited financial statements and the selected financial data as of and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 has been derived from FSIC III’s audited consolidated financial statements.

	Three Months Ended March 31,		Year Ended December 31,				Period from April 2, 2014 (Commencement of Operations) through December 31, 2014
	2019	2018	2018	2017	2016	2015
Statements of operations data:
Investment income	$97,790	$83,816	$350,260	$368,690	$329,021	$195,249	$25,055
Operating expenses
Operating expenses	50,979	38,145	171,124	183,359	159,326	81,413	9,530
Management fee waiver	—	(2,385)	(2,594)	(8,754)	—	—	—
Less: Expense reimbursement from sponsor	—	—	—	—	—	—	(3,469)
Add: Expense recoupment to sponsor	—	—	—	—	—	3,469	—

Net expenses	50,979	35,760	168,530	174,605	159,326	84,882	6,061

Net investment income (loss)	46,811	48,056	181,730	194,085	169,695	110,367	18,994
Total net realized gain (loss) and unrealized appreciation (depreciation)	9,935	(42,467)	(159,078)	(89,586)	189,791	(197,131)	(26,138)

Net increase (decrease) in net assets resulting from operations	$56,746	$5,589	$22,652	$104,499	$359,486	$(86,764)	$(7,144)

Per share data:
Net investment income (loss)—basic and diluted(1)	$0.16	$0.17	$0.63	$0.69	$0.65	$0.65	$0.45

Net increase (decrease) in net assets resulting from operations—basic and diluted(1)	$0.20	$0.02	$0.08	$0.37	$1.37	$(0.51)	$(0.17)

Distributions declared(2)	$(0.17)	$(0.17)	$0.70	$0.70	$0.70	$0.70	$0.52

Balance sheet data:
Total assets	$3,862,579	$3,773,388	$3,844,442	$3,847,280	$3,662,739	$3,056,953	$1,023,266

Credit facilities, secured borrowing and repurchase agreement payable	$1,544,668	$1,387,027	$1,197,288	$1,386,893	$1,290,391	$1,088,122	$112,100

Total net assets	$2,212,657	$2,343,167	$2,206,971	$2,388,724	$2,323,940	$1,895,042	$842,577

Other data:
Total return(3)	2.54%	0.26%	0.71%	4.50%	18.31%	(1.48)%	1.72%
Total return (without assuming reinvestment of distributions)(3)	2.50%	0.24%	0.97%	4.57%	17.58%	(0.93)%	1.67%
Number of portfolio company investments at period end	148	101	157	109	114	130	83
Total portfolio investments for the period	$401,423	$177,850	$1,684,215	$1,385,143	$1,446,810	$2,647,079	$797,312
Proceeds from sales and prepayments of investments	$357,765	$161,895	$1,298,121	$1,235,500	$1,114,038	$419,262	$79,229

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)

The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the company acquires, the level of the company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

SELECTED QUARTERLY DATA OF FS INVESTMENT CORPORATION III (Unaudited) (dollar amounts in thousands, except per share data)

				2019
				Q1
Total investment income				$97,790
Net Investment Income				$46,811
Total net realized and unrealized gain (loss) on investments				$9,935
Net increase (decrease) in net assets resulting from operations				$56,746
Net increase (decrease) in net assets resulting from operations (Earnings per share)				$0.19
NAV per share at the end of the quarter				$7.62

	2018
	Q4	Q3	Q2	Q1
Total investment income	$84,642	$93,144	$88,658	$83,816
Net Investment Income	$42,913	$46,402	$44,359	$48,056
Total net realized and unrealized gain (loss) on investments	$(92,530)	$(18,181)	$(5,900)	$(42,467)
Net increase (decrease) in net assets resulting from operations	$(49,617)	$28,221	$38,459	$5,589
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.17)	$0.10	$0.13	$0.02
NAV per share at the end of the quarter	$7.60	$7.95	$8.02	$8.07

	2017
	Q4	Q3	Q2	Q1
Total investment income	$102,480	$87,260	$93,313	$85,637
Net Investment Income	$53,823	$46,935	$49,229	$44,098
Total net realized and unrealized gain (loss) on investments	$(85,048)	$(9,275)	$(9,760)	$14,497
Net increase (decrease) in net assets resulting from operations	$(31,225)	$37,660	$39,469	$58,595
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.11)	$0.13	$0.14	$0.21
NAV per share at the end of the quarter	$8.22	$8.50	$8.54	$8.57

	2016
	Q4	Q3	Q2	Q1
Total investment income	$88,346	$85,383	$82,016	$73,276
Net Investment Income	$44,056	$42,434	$42,323	$40,882
Total net realized and unrealized gain (loss) on investments	$21,057	$84,299	$100,878	$(16,443)
Net increase (decrease) in net assets resulting from operations	$65,113	$126,733	$143,201	$24,439
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.24	$0.48	$0.55	$0.10
NAV per share at the end of the quarter	$8.53	$8.47	$8.16	$7.79

	2015
	Q4	Q3	Q2	Q1
Total investment income	$77,982	$53,756	$39,296	$24,215
Net Investment Income	$42,325	$29,526	$22,915	$15,601
Total net realized and unrealized gain (loss) on investments	$(105,970)	$(104,678)	$1,351	$12,166
Net increase (decrease) in net assets resulting from operations	$(63,645)	$(75,152)	$24,266	$27,767
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.28)	$(0.40)	$0.16	$0.24
NAV per share at the end of the quarter	$7.85	$8.27	$8.78	$8.76

	2014
	Q4	Q3	Q2	Q1
Total investment income	$16,486	$7,563	$1,006	$—
Net Investment Income	$11,401	$6,824	$833	$(64)
Total net realized and unrealized gain (loss) on investments	$(23,151)	$(4,398)	$1,411	$—
Net increase (decrease) in net assets resulting from operations	$(11,750)	$2,426	$2,244	$(64)
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.15)	$0.07	$0.29	$(2.88)
NAV per share at the end of the quarter	$8.63	$8.85	$8.92	$9.00

SELECTED CONDENSED FINANCIAL DATA OF CORPORATE CAPITAL TRUST II

You should read this selected financial statements data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Corporate Capital Trust II” and CCT II’s financial statements and notes thereto included elsewhere in this joint proxy statement/prospectus. The selected financial data as of and for the three months ended March 31, 2019 and 2018 has been derived from CCT II’s unaudited financial statements and the selected financial data as of and for the years ended December 31, 2018, 2017, 2016 and 2015 has been derived from CCT II’s audited financial statements.

	Three Months Ended March 31,		Year Ended December 31,			Period from August 27, 2015 (Inception) through December 31, 2015
	2019	2018	2018	2017	2016
Statements of operations data:
Investment income	$4,364	$3,452	$16,060	$8,870	$1,327	—
Operating expenses
Total expenses and excise taxes	2,379	2,846	9,512	7,440	2,614	—
Expense support	—	(585)	(746)	(2,644)	(2,196)	—

Net expenses and excise taxes	2,379	2,261	8,766	4,796	418	—

Net investment income (loss)	1,985	1,191	7,294	4,074	909	—
Total net realized gain and unrealized gain (loss)	1,903	1,083	(8,126)	563	833	—

Net increase (decrease) in net assets resulting from operations	$3,888	$2,274	$(832)	$4,637	$1,742	—

Per share data:
Net investment income (loss)—basic and diluted(1)	$0.16	$0.09	$0.58	$0.41	$0.35	—

Net increase (decrease) in net assets resulting from operations—basic and diluted(1)	$0.32	$0.18	$(0.07)	$0.46	$0.66	—

Distributions declared(2)	$0.15	$0.15	$0.59	$0.59	$0.48	—

Balance sheet data:
Total assets	$184,408	$184,458	$183,823	$175,079	$63,248	$202

Total liabilities	$77,194	$66,220	$76,653	$58,608	$8,231	—

Total net assets	$107,214	$118,238	$107,170	$116,471	$55,017	$202

Other data:
Total investment return—net asset value(3)	3.46%	2.02%	(0.97)%	5.76%	8.45%	—
Number of portfolio company investments at period end	88	88	94	82	55	—
Total portfolio investments for the period	$14,006	$31,534	$97,488	$173,988	$63,509	—
Proceeds from sales and prepayments of investments	$12,078	$28,648	$78,749	$67,548	$8,457	—

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)

The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the company acquires, the level of the company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

SELECTED QUARTERLY DATA OF CORPORATE CAPITAL TRUST II (Unaudited)

(dollar amounts in thousands, except per share data)

				2019
				Q1
Total investment income				$4,364
Net investment income				$1,985
Total net realized and unrealized gain (loss) on investments				$1,903
Net increase (decrease) in net assets resulting from operations				$3,888
Net increase (decrease) in net assets resulting from operations (Earnings per share)				$0.32
NAV per share at the end of the quarter				$8.70

	2018
	Q4	Q3	Q2	Q1
Total investment income	$4,288	$4,245	$4,075	$3,452
Net investment income	$2,119	$1,738	$2,246	$1,191
Total net realized and unrealized gain (loss) on investments	$(7,728)	$922	$(2,403)	$1,083
Net increase (decrease) in net assets resulting from operations	$(5,609)	$2,660	$(157)	$2,274
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.45)	$0.21	$(0.01)	$0.18
NAV per share at the end of the quarter	$8.55	$9.14	$9.08	$9.24

	2017
	Q4	Q3	Q2	Q1
Total investment income	$3,304	$2,542	$1,791	$1,233
Net investment income	$1,519	$999	$937	$619
Total net realized and unrealized gain (loss) on investments	$(119)	$547	$(52)	$187
Net increase (decrease) in net assets resulting from operations	$1,400	$1,546	$885	$806
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.12	$0.14	$0.09	$0.11
NAV per share at the end of the quarter	$9.20	$9.23	$9.21	$9.25

	2016
	Q4	Q3	Q2	Q1
Total investment income	$883	$332	$111	$1
Net investment income	$686	$156	$77	$(10)
Total net realized and unrealized gain (loss) on investments	$279	$484	$41	$29
Net increase (decrease) in net assets resulting from operations	$965	$640	$118	$19
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.66	$0.23	$0.13	$0.03
NAV per share at the end of the quarter	$9.26	$9.17	$9.05	$8.98

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF FS INVESTMENT CORPORATION IV

You should read this selected consolidated financial statements data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation IV” and FSIC IV’s consolidated financial statements and notes thereto included elsewhere in this joint proxy statement/prospectus. The selected financial data as of and for the three months ended March 31, 2019 and 2018 has been derived from FSIC IV’s unaudited financial statements and the selected financial data as of and for the years ended December 31, 2018, 2017 and 2016 has been derived from FSIC IV’s audited consolidated financial statements.

	Three Months Ended March 31,		Year Ended December 31,		Period from January 6, 2016 (Commencement of Operations) through December 31, 2016(1)
	2019	2018	2018	2017
Statements of operations data:
Investment income	$8,599	$6,413	$28,054	$20,070	$3,185
Operating expenses
Operating expenses and excise taxes	4,669	2,732	13,172	13,951	5,616
Management fee waiver	—	(232)	(253)	(696)	—
Less: Expense reimbursement from sponsor	—	—	—	—	(666)
Add: Expense recoupment to sponsor	—	—	—	666	—

Net expenses	4,669	2,500	12,919	13,921	4,950

Net investment income (loss)	3,930	3,913	15,135	6,149	(1,765)
Total net realized and unrealized gain (loss)	7,338	(1,800)	(12,457)	13,991	9,882

Net increase (decrease) in net assets resulting from operations	$11,268	$2,113	$2,678	$20,140	$8,117

Per share data:
Net investment income (loss)—basic and diluted(1)	$0.13	$0.12	$0.48	$0.25	$(0.26)

Net increase (decrease) in net assets resulting from operations—basic and diluted(1)	$0.36	$0.07	$0.08	$0.83	$1.17

Distributions declared(2)	$(0.18)	$(0.17)	$0.70	$0.74	$0.64

Balance sheet data:
Total assets	$384,958	$374,536	$376,786	$376,306	$176,089

Credit facility payable	$32,500	$19,900	$35,000	$19,900	—

Total net assets	$337,717	$350,368	$331,938	$351,537	$161,996

Other data:
Total return(3)	3.38%	0.64%	0.60%	8.34%	13.20%
Total return (without assuming reinvestment of distributions)(3)	3.43%	0.63%	0.81%	8.21%	12.84%
Number of portfolio company investments at period end	74	44	72	45	18
Total portfolio investments for the period	$39,645	$4,706	$120,984	$271,224	$159,803
Proceeds from sales and prepayments of investments	$21,557	$12,020	$89,188	$72,672	$99,418

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)

The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the company acquires, the level of the company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

SELECTED QUARTERLY DATA OF FS INVESTMENT CORPORATION IV (Unaudited)

(dollar amounts in thousands, except per share data)

				2019
				Q1
Total investment income				$8,599
Net Investment Income				$3,930
Total net realized and unrealized gain (loss) on investments				$7,338
Net increase (decrease) in net assets resulting from operations				$11,268
Net increase (decrease) in net assets resulting from operations (Earnings per share)				$0.36
NAV per share at the end of the quarter				$10.69

	2018
	Q4	Q3	Q2	Q1
Total investment income	$7,855	$6,949	$6,837	$6,413
Net Investment Income	$4,512	$3,703	$3,007	$3,913
Total net realized and unrealized gain (loss) on investments	$(13,831)	$2,304	$870	$(1,800)
Net increase (decrease) in net assets resulting from operations	$(9,319)	$6,007	$3,877	$2,113
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.30)	$0.19	$0.12	$0.07
NAV per share at the end of the quarter	$10.51	$10.98	$10.97	$11.02

	2017
	Q4	Q3	Q2	Q1
Total investment income	$6,917	$5,412	$4,382	$3,359
Net Investment Income	$3,599	$1,979	$792	$(221)
Total net realized and unrealized gain (loss) on investments	$1,134	$4,348	$3,393	$5,116
Net increase (decrease) in net assets resulting from operations	$4,733	$6,327	$4,185	$4,895
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.15	$0.24	$0.19	$0.28
NAV per share at the end of the quarter	$11.12	$11.14	$11.07	$11.08

	2016
	Q4	Q3	Q2	Q1
Total investment income	$1,799	$1,061	$311	$14
Net Investment Income	$(325)	$(639)	$(556)	$(245)
Total net realized and unrealized gain (loss) on investments	$4,024	$4,271	$917	$670
Net increase (decrease) in net assets resulting from operations	$3,699	$3,632	$361	$425
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.30	$0.42	$0.08	$0.32
NAV per share at the end of the quarter	$10.96	$10.82	$10.53	$10.51

UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

	As of and For the Three Months Ended March 31, 2019
	FS Investment Corporation II	FS Investment Corporation III	FS Investment Corporation IV	Corporate Capital Trust II	Pro forma Consolidated FS Investment Corporation II	Per Equivalent FS Investment Corporation III(3)	Per Equivalent FS Investment Corporation IV(3)	Per Equivalent Corporate Capital Trust II(3)
Net Increase (Decrease) in Stockholders’ Equity Resulting from Operations	$0.22	$0.20	$0.36	$0.32	$0.43	$0.42	$0.57	$0.48
Basic	$0.18	$0.16	$0.12	$0.16	$0.34	$0.32	$0.44	$0.37
Diluted	$0.18	$0.16	$0.12	$0.16	$0.34	$0.32	$0.44	$0.37
Cash Dividends Declared(1)	$0.19	$0.17	$0.18	$0.15	$0.36	$0.35	$0.48	$0.40
Net Asset Value per Share(2)	$7.89	$7.62	$10.69	$8.70	$7.88	$7.59	$10.43	$8.65

	For the Year Ended December 31, 2018
	FS Investment Corporation II	FS Investment Corporation III	FS Investment Corporation IV	Corporate Capital Trust II	Pro forma Consolidated FS Investment Corporation II	Per Equivalent FS Investment Corporation III(3)	Per Equivalent FS Investment Corporation IV(3)	Per Equivalent Corporate Capital Trust II(3)
Net Increase (Decrease) in Stockholders’ Equity Resulting from Operations	$(0.12)	$0.08	$0.08	$(0.07)	$(0.12)	$(0.12)	$(0.16)	$(0.14)
Basic	$0.73	$0.63	$0.48	$0.58	$1.26	$1.22	$1.67	$1.39
Diluted	$0.73	$0.63	$0.48	$0.58	$1.26	$1.22	$1.67	$1.39
Cash Dividends Declared(1)	$0.75	$0.70	$0.70	$0.59	$1.45	$1.40	$1.92	$1.60
Net Asset Value per Share(2)	$7.86	$7.60	$10.51	$8.55	$7.86	$7.57	$10.40	$8.63

(1)

The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro forma consolidated cash dividends declared are the dividends per share as declared by FSIC II.

(2)	The pro forma consolidated net asset value per share is computed by dividing the pro forma consolidated net assets as of March 31, 2019 by the pro forma consolidated number of shares outstanding.

(3)

The respective equivalent pro forma per share amount for each of FSIC III, FSIC IV and CCT II is calculated by multiplying the pro forma consolidated FSIC II per share amounts by the exchange ratios of 0.936, 1.324 and 1.098, respectively.

UNAUDITED PRO FORMA PER SHARE DATA

The following selected unaudited pro forma per share data for the three months ended March 31, 2019 and for the year ended December 31, 2018 reflects the Mergers and related transactions as if they had occurred on March 31, 2019 and December 31, 2018, respectively. The unaudited pro forma combined NAV per common share outstanding reflects the Mergers and related transactions as if they had occurred on March 31, 2019 and December 31, 2018, respectively.

Such unaudited pro forma combined per share data is based on the historical financial statements of the Fund Parties and on publicly available information and certain assumptions and adjustments as discussed in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements.” This unaudited pro forma combined per share data are provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position of the Fund Parties would have been, had the Mergers and related transactions been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The following should be read in connection with the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements” and other information included in or incorporated by reference into this joint proxy statement/prospectus.

	For the Three Months Ended March 31, 2019	For the Year Ended December 31, 2018
Total Investment Income	$230,692	$848,358
Total Expenses	120,974	432,105

Net Investment Income Before Taxes	109,718	416,253

Income Tax Expense, Including Excise Tax	—	3,210

Net Investment Income	109,718	413,043

Net Realized and Unrealized Losses on Investments and Foreign Currency	31,831	(453,467)

Net Increase in Stockholders’ Equity Resulting from Operations	$141,549	$(40,424)

As of March 31, 2019
Total Assets	$9,216,982
Total Debt (at Carrying Value)	$3,761,140
Stockholders’ Equity	$5,210,211

THE ANNUAL MEETINGS

Date, Time and Place of the Annual Meetings

The FSIC II Annual Meeting will be held at 12:00 p.m., Eastern Time, on November 6, 2019, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

The FSIC III Annual Meeting will be held at 1:00 p.m., Eastern Time, on November 6, 2019, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

The CCT II Annual Meeting will be held at 3:00 p.m., Eastern Time, on November 6, 2019, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

The FSIC IV Annual Meeting will be held at 2:00 p.m., Eastern Time, on November 6, 2019, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Purpose of the Annual Meetings

FSIC II

At the FSIC II Annual Meeting, FSIC II stockholders will be asked to approve each of (i) the FSIC II Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC II Merger Charter Amendment Proposals, (iv) the FSIC II Listing Charter Amendment Proposals, (v) the Advisory Agreement Amendment Proposal, (vi) the FSIC II Director Election Proposal and (vii) the FSIC II Auditor Ratification Proposal.

The FSIC II Board, including the independent directors, unanimously recommends that FSIC II stockholders vote “FOR” each of the FSIC II Annual Meeting Proposals.

FSIC III

At the FSIC III Annual Meeting, FSIC III stockholders will be asked to approve each of (i) the FSIC III Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC III Charter Amendment Proposals, (iv) the FSIC III Director Election Proposal and (v) the FSIC III Auditor Ratification Proposal.

The FSIC III Board, including the independent directors, unanimously recommends that FSIC III stockholders vote “FOR” each of the FSIC III Annual Meeting Proposals.

CCT II

At the CCT II Annual Meeting, CCT II stockholders will be asked to approve each of (i) the CCT II Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the CCT II Charter Amendment Proposals, (iv) the CCT II Trustee Election Proposal and (v) the CCT II Auditor Proposal.

The CCT II Board, including the independent trustees, unanimously recommends that CCT II stockholders vote “FOR” each of the CCT II Annual Meeting Proposals.

FSIC IV

At the FSIC IV Annual Meeting, FSIC IV stockholders will be asked to approve each of (i) the FSIC IV Merger Proposal, (ii) the Recapitalization Transaction Advisory Proposal, (iii) the FSIC IV Charter Amendment Proposals, (iv) the FSIC IV Director Election Proposal and (v) the FSIC IV Auditor Ratification Proposal.

The FSIC IV Board, including the independent directors, unanimously recommends that FSIC IV stockholders vote “FOR” each of the FSIC IV Annual Meeting Proposals.

Record Date

The Record Date is August 8, 2019. The Record Date for each of the Fund Parties was established by the applicable board of directors or trustees, as applicable, of such Fund Party, and only holders of record of shares of the applicable Fund Party’s common stock at the close of business on the Record Date are entitled to receive notice of the applicable annual meeting and vote at the applicable annual meeting. As of the Record Date, there were 327,309,962 shares of FSIC II Common Stock outstanding. As of the Record Date, there were 12,302,892 shares of CCT II Common Stock outstanding. As of the Record Date, there were 291,127,422 shares of FSIC III Common Stock outstanding. As of the Record Date, there were 31,674,734 shares of FSIC IV Common Stock outstanding.

Quorum and Adjournments

Under each of the FS Funds’ charter and bylaws, stockholders of such FS Fund entitled to cast one-third of the number of votes entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business.

Under the CCT Charter and CCT II Bylaws, stockholders of CCT II entitled to cast fifty percent of the number of votes entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business.

Abstentions will be treated as shares of common stock of such Fund Party that are present for purposes of determining the presence of a quorum for transacting business at each Annual Meeting.

A “broker non-vote” occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner and present (in person or by proxy) at a meeting for purposes of voting on a routine proposal (or a non-routine proposal for which it has received instructions from the beneficial owner) has not received voting instructions from the beneficial owner of the shares on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposal. All of the proposals to be considered at the Annual Meetings are non-routine matters, other than the ratifications of the appointments of the independent registered public accounting firm, which are routine matters.

Because the proposal to ratify the appointment of the independent public accounting firm of each Fund Party is a routine matter, if a beneficial owner does not instruct its broker, bank or other institution or nominee holding its shares of a Fund Party’s common stock on its behalf with respect to any of the proposals to be considered at the applicable Annual Meeting, such shares of common stock may still be treated as present for purposes of determining the presence of a quorum for transacting business at the applicable Annual Meeting.

In the event that a quorum is not present or if it appears that there are not enough votes to approve the proposals presented at the FSIC II Annual Meeting, the chairman of the FSIC II Annual Meeting shall have the power to adjourn the FSIC II Annual Meeting from time to time to a date not more than 120 days after FSIC II’s record date originally fixed for the FSIC II Annual Meeting without notice, other than the announcement at the FSIC II Annual Meeting, to permit further solicitation of proxies. Any business that might have been transacted at the FSIC II Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

In the event that a quorum is not present or if it appears that there are not enough votes to approve the proposals presented at the Annual Meetings of the Acquired Funds, the chairman of such Acquired Fund’s Annual Meeting or the stockholders entitled to vote at such Annual Meeting shall have the power to adjourn the respective Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for such Annual Meeting without notice, other than the announcement at such Annual Meeting, to permit further solicitation of proxies. Any business that might have been transacted at such Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If sufficient votes in favor of one proposal have been received at the time of the any Annual Meeting, such proposal will be acted upon and such action will be final, regardless of any subsequent adjournments to consider other proposals.

Vote Required

Each share of common stock held by a holder of record of the Fund Parties as of the Record Date has one vote on each matter considered at the applicable Annual Meeting.

FSIC II

FSIC II Merger Proposal, FSIC II Merger Charter Amendment Proposals, FSIC II Listing Charter Amendment Proposal 1 and FSIC II Listing Charter Amendment Proposals 3 through 7

The approval of the FSIC II Merger Proposal, the FSIC II Merger Charter Amendment Proposals, FSIC II Listing Charter Amendment Proposal 1 and FSIC II Listing Charter Amendment Proposals 3 through 7 each require the affirmative vote of a majority of all of the votes entitled to be cast as of the FSIC II Record Date. Abstentions and broker non-votes will have the same effect as votes against these proposals.

FSIC II Recapitalization Transaction Advisory Proposal

For approval by the FSIC II stockholders, the Recapitalization Transaction Advisory Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC II Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Recapitalization Transaction Advisory Proposal. If a quorum is present at the FSIC II Annual Meeting and the Recapitalization Transaction Advisory Proposal is not approved by the FSIC II stockholders, the adverse vote will be considered by the FSIC II Board in determining whether to consummate the Recapitalization Transaction but such vote will be advisory only and not binding on FSIC II.

FSIC II Listing Charter Amendment Proposal 2

The approval of FSIC II Listing Charter Amendment Proposal 2 requires the affirmative vote of at least two-thirds of all the votes entitled to be cast by holders of FSIC II Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have the same effect as votes against FSIC II Listing Charter Amendment Proposal 2.

FSIC II Director Election Proposal

Each director nominee shall be elected by a plurality of all the votes cast at the FSIC II Annual Meeting in person or by proxy, provided that a quorum is present. Plurality voting means that the director nominee with the most votes for a particular seat is elected for that seat. Each share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted. Abstentions and broker non-votes will have no effect on the FSIC II Director Election Proposal.

Advisory Agreement Amendment Proposal

The approval of the Advisory Agreement Amendment Proposal requires the affirmative vote of the stockholders of FSIC II holding (1) a majority of the outstanding shares of FSIC II Common Stock and (2) a majority of outstanding shares of FSIC II Common Stock that are not held by affiliated persons of FSIC II. Under the 1940 Act, a majority of the outstanding shares FSIC II Common Stock is the lesser of: (1) 67% of the FSIC II Common Stock at the FSIC II Annual Meeting if the holders of more than 50% of the outstanding shares of FSIC II Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of FSIC II Common Stock. Abstentions and broker non-votes will have the same effect as votes against the Advisory Agreement Amendment Proposal.

FSIC II Auditor Ratification Proposal

The approval of the FSIC II Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC II Common Stock at a meeting at which a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the FSIC II Auditor Ratification Proposal. If a broker chooses not to exercise its discretionary authority to vote, broker non-votes will not have any effect on the result of the vote with respect to the FSIC II Auditor Ratification Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of FSIC II’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares of FSIC II Common Stock, FSIC II does not expect any broker non-votes with respect to the FSIC II Auditor Ratification Proposal.

FSIC III

FSIC III Merger Proposal and the FSIC III Charter Amendment Proposals

The affirmative vote of the holders of a majority of the outstanding shares of FSIC III Common Stock entitled to vote at the FSIC III Annual Meeting is required to approve the FSIC III Merger Proposal and the FSIC III Charter Amendment Proposals. Abstentions and broker non-votes will have the same effect as votes against these proposals.

FSIC III Recapitalization Transaction Advisory Proposal

For approval by the FSIC III stockholders, the Recapitalization Transaction Advisory Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC III Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Recapitalization Transaction Advisory Proposal. If a quorum is present at the

FSIC III Annual Meeting and the Recapitalization Transaction Advisory Proposal is not approved by the FSIC III stockholders, the adverse vote will be considered by the FSIC II Board in determining whether to consummate the Recapitalization Transaction but such vote will be advisory only and not binding on FSIC II.

FSIC III Director Election Proposal

Each director nominee shall be elected by a plurality of all the votes cast at the FSIC III Annual Meeting in person or by proxy, provided that a quorum is present. Plurality voting means that the director nominee with the most votes for a particular seat is elected for that seat. Each share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted. Abstentions and broker non-votes will have no effect on the FSIC III Director Election Proposal.

FSIC III Auditor Ratification Proposal

The approval of the FSIC III Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC III Common Stock at a meeting at which a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the FSIC III Auditor Ratification Proposal. If a broker chooses not to exercise its discretionary authority to vote, broker non-votes will not have any effect on the result of the vote with respect to the FSIC III Auditor Ratification Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of FSIC III’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares of FSIC III Common Stock, FSIC III does not expect any broker non-votes with respect to the FSIC III Auditor Ratification Proposal.

CCT II

The CCT II Merger Proposal and the CCT II Charter Amendment Proposals

The affirmative vote of the holders of a majority of the outstanding shares of CCT II Common Stock entitled to vote at the CCT II Annual Meeting is required to approve the CCT II Merger Proposal and the CCT II Charter Amendment Proposals. Abstentions and broker non-votes will have the same effect as votes against these proposals.

CCT II Recapitalization Transaction Advisory Proposal

For approval by the CCT II stockholders, the Recapitalization Transaction Advisory Proposal requires the affirmative vote of at least a majority of the votes cast by holders of CCT II Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Recapitalization Transaction Advisory Proposal. If a quorum is present at the CCT II Annual Meeting and the Recapitalization Transaction Advisory Proposal is not approved by the CCT II stockholders, the adverse vote will be considered by the FSIC II Board in determining whether to consummate the Recapitalization Transaction but such vote will be advisory only and not binding on FSIC II.

CCT II Trustee Election Proposal

Each trustee nominee shall be elected by a plurality of all the votes cast at the CCT II Annual Meeting in person or by proxy, provided that a quorum is present. Plurality voting means that the trustee nominee with the most votes for a particular seat is elected for that seat. Because all of the trustees are running unopposed, all four trustees will be elected as trustees. Each share may be voted for as many individuals as there are trustee nominees and for whose election the share is entitled to be voted. Abstentions and broker non-votes will have no effect on the CCT II Trustee Election Proposal.

CCT II Auditor Ratification Proposal

The approval of the CCT II Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by holders of CCT II Common Stock at a meeting at which a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the CCT II Auditor Ratification Proposal. If a broker chooses not to exercise its discretionary authority to vote, broker non-votes will not have any effect on the result of the vote with respect to the CCT II Auditor Ratification Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of CCT II’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares of CCT II Common Stock, CCT II does not expect any broker non-votes with respect to the CCT II Auditor Ratification Proposal.

FSIC IV

FSIC IV Merger Proposal and FSIC IV Charter Amendment Proposals

The affirmative vote of the holders of a majority of the outstanding shares of FSIC IV Common Stock entitled to vote at the FSIC IV Annual Meeting is required to approve the FSIC IV Merger Proposal and the FSIC IV Charter Amendment Proposals. Abstentions and broker non-votes will have the same effect as votes against the FSIC IV Merger Proposal.

FSIC IV Recapitalization Transaction Advisory Proposal

For approval by the FSIC IV stockholders, the Recapitalization Transaction Advisory Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC IV Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Recapitalization Transaction Advisory Proposal. If a quorum is present at the FSIC IV Annual Meeting and the Recapitalization Transaction Advisory Proposal is not approved by the FSIC IV stockholders, the adverse vote will be considered by the FSIC II Board in determining whether to consummate the Recapitalization Transaction but such vote will be advisory only and not binding on FSIC II.

FSIC IV Director Election Proposal

Each director nominee shall be elected by a plurality of all the votes cast at the FSIC IV Annual Meeting in person or by proxy, provided that a quorum is present. Plurality voting means that the director nominee with the most votes for a particular seat is elected for that seat. Each share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted. Abstentions and broker non-votes will have no effect on the FSIC IV Director Election Proposal.

FSIC IV Auditor Ratification Proposal

The approval of the FSIC IV Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC IV Common Stock at a meeting at which a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the FSIC IV Auditor Ratification Proposal. If a broker chooses not to exercise its discretionary authority to vote, broker non-votes will not have any effect on the result of the vote with respect to the FSIC IV Auditor Ratification Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of FSIC IV’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares of FSIC IV Common Stock, FSIC IV does not expect any broker non-votes with respect to the FSIC IV Auditor Ratification Proposal.

Voting of Management

On the Record Date, FSIC II’s officers and directors owned and were entitled to vote 256,240 shares of FSIC II Common Stock, representing less than 1% of the outstanding shares of FSIC II Common Stock on the Record Date, FSIC III’s officers and directors owned and were entitled to vote 150,551 shares of FSIC III Common Stock, representing less than 1% of the outstanding shares of FSIC III Common Stock on the Record Date, CCT II’s officers and trustees owned and were entitled to vote 13,350 shares of CCT II Common Stock, representing less than 1% of the outstanding shares of CCT II Common Stock on the Record Date and FSIC IV’s officers and directors owned and were entitled to vote 35,929 shares of FSIC IV Common Stock, representing less than 1% of the outstanding shares of FSIC IV Common Stock on the Record Date. None of the Fund Parties’ officers or directors has entered into any voting agreement relating to any of the Mergers.

The governing documents of each of the Fund Parties provide that the Advisor, any director of such Fund Party or any of their affiliates shall not vote or consent on matters submitted to the stockholders of such Fund Party regarding the removal of the Advisor, such directors or any of their affiliates or any transaction between the Fund Party and any of them.

Voting of Proxies

A Fund Party stockholder may vote in person at the applicable Annual Meeting or by proxy in accordance with the instructions provided below. A Fund Party stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on the proxy card. Authorizing a proxy by telephone or through the Internet requires Fund Party stockholders to input the control number located on the proxy card. After inputting the control number, Fund Party stockholders will be prompted to direct their proxy to vote on each proposal. Fund Party stockholders will have an opportunity to review their directions and make any necessary changes before submitting their directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•	By telephone: (800) 690-6903

•

By mail: Fund Party stockholders may vote by proxy by indicating their instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for the proxy card to be received on or prior to 5:00 p.m., Eastern Time, on the last business day before the Annual Meetings.

•

In person: Fund Party stockholders may vote in person at the applicable Annual Meeting by a requesting a ballot when they arrive. Fund Party stockholders will need to bring photo identification in order to be admitted to the applicable Annual Meeting. To obtain directions to the Annual Meetings, please call (877) 628-8575. If your shares of common stock are held through a broker and you attend the applicable Annual Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the applicable Annual Meeting.

Important notice regarding the availability of proxy materials for the Annual Meetings.

The Fund Parties’ joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

The Fund Parties are not aware of any matters that will be presented for action at the Annual Meetings other than the matters set forth herein. Should any other matters requiring a vote of stockholders of the Fund Parties arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Revocability of Proxies

Submitting a proxy on the enclosed proxy card, by telephone, the Internet or any other permissible method does not preclude a Fund Party stockholder from voting in person at the applicable Annual Meeting. Any Fund Party stockholder may change his, her or its vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before the applicable Annual Meeting, in which case only such Fund Party stockholder’s latest Internet or telephone proxy will be counted. Alternatively, a Fund Party stockholder may revoke his, her or its proxy and change his, her or its vote by signing and returning a new proxy dated as of a later date, or by attending the applicable Annual Meeting and voting in person. However, a Fund Party stockholder’s attendance at the applicable Annual Meeting will not automatically revoke his, her or its proxy, unless such stockholder properly votes at the applicable Annual Meeting, or specifically requests that his, her or its prior proxy be revoked by delivering a written notice of revocation to the applicable Fund Party prior to the Annual Meeting of such Fund Party at the following address: 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Stephen S. Sypherd, General Counsel and Secretary.

Solicitation of Proxies

The Fund Parties will each bear their own costs for the solicitation of proxies for their respective Annual Meeting, provided that the costs and expenses of printing and mailing this joint proxy statement/prospectus will be borne in accordance with the percentage equal to the quotient of (A) such Fund Party’s assets under management as of the end of the most recent fiscal quarter divided (B) by the aggregate assets under management by FSIC II and each of the Acquired Funds calculated as of the end of the most recent fiscal quarter. The Fund Parties have requested that brokers, nominees, fiduciaries and other persons holding shares of FSIC II Common Stock, CCT II Common Stock, FSIC III Common Stock and FSIC IV Common Stock, as applicable, in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Fund Parties and their respective affiliates (without special compensation therefor). Each of the Fund Parties has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies, and it is expected that FSIC II will pay an estimated fee of approximately $355,000, FSIC III will pay an estimated fee of approximately $325,000, CCT II will pay an estimated fee of approximately $29,000 and FSIC IV will pay an estimated fee of approximately $59,000, plus out-of-pocket expenses.

For more information regarding expenses related to the Mergers, see “Questions and Answers about the Annual Meetings and the Mergers—Who is responsible for paying the expenses relating to completing the Mergers?”

Dissenters’ Rights

Fund Party stockholders do not have the right to exercise dissenters’ rights to appraisal or similar remedy with respect to any matter to be voted upon at the Annual Meetings.

Principal Accountants of the Fund Parties

The Fund Parties expect that a representative of Deloitte & Touche LLP will be present at each of the Annual Meetings, who will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Stockholders Who Hold Their Shares in a Brokerage Account

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. All of the proposals to be considered at the Annual Meetings are non-routine matters for each of the Fund Parties, other than the ratifications of the appointments of the independent registered public accounting firm, which are routine matters. As a result, if you hold shares of common stock in street name through a broker, your broker will not be permitted to exercise voting discretion with respect to your shares of common stock for the non-routine proposals. For this reason, it is imperative that stockholders of the Fund Parties vote or provide instructions to their brokers as to how to vote with respect to each proposal to be considered at the applicable Annual Meeting.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The Merger Agreement provides that the holders of common stock of the Acquired Funds will be entitled to receive, for each share of common stock, that number of shares of FSIC II Common Stock with a NAV equal to the NAV of the share of the common stock of the applicable Acquired Fund, in each case calculated as of the same date within 48 hours (excluding Sundays and holidays) prior to the closing of the Mergers. The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of the Fund Parties, which are included elsewhere in this joint proxy statement/prospectus. See “Index to Financial Statements.”

The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Mergers on FSIC II’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the asset acquisition method of accounting with FSIC II treated as the acquirer.

Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the assets (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. FSIC II believes that the acquisition of the Acquired Funds should be accounted for as an asset acquisition based on the nature of its pre-acquisition operations, asset or capital allocation and other factors outlined in ASC 805-50—Business Combinations–Related Issues.

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of March 31, 2019 assuming the Mergers had been completed on March 31, 2019. The unaudited pro forma condensed consolidated income statements for the three months ended March 31, 2019 and for the year ended December 31, 2018 were prepared assuming the Mergers had been completed on December 31, 2017.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Mergers (or the applicable Merger(s)) been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Mergers.

FS Investment Corporation II and Subsidiaries

Pro Forma Condensed Consolidated Statement of Assets and Liabilities

As of March 31, 2019

Unaudited

(in thousands, except share and per share data)

	Actual FS Investment Corporation II	Actual FS Investment Corporation III	Actual FS Investment Corporation IV	Actual Corporate Capital Trust II	Pro Forma Adjustments(1)			Pro Forma FS Investment Corporation II Combined
Assets and Liabilities Data:
Investments, at fair value	$4,634,818	$3,671,558	$311,687	$179,230	$—			$8,797,293
Cash and cash equivalents	117,695	74,116	4,044	2,445	(23,594)	(A	)	174,706
Other assets	56,118	116,905	69,227	2,733	—			244,983

Total assets	4,808,631	3,862,579	384,958	184,408	(23,594)			9,216,982
Debt	2,108,336	1,544,668	32,500	75,636	—			3,761,140
Other liabilities	124,078	105,254	14,741	1,558	—			245,631

Total liabilities	2,232,414	1,649,922	47,241	77,194	—			4,006,771
Stockholders’ equity	2,576,217	2,212,657	337,717	107,214	(23,594)			5,210,211

Total liabilities and stockholders’ equity	$4,808,631	$3,862,579	$384,958	$184,408	$(23,594)			$9,216,982

Total shares outstanding	326,339,625	290,276,971	31,589,690	12,320,120	334,840,609	(B	)	661,180,234

Net assets per share	$7.89	$7.62	$10.69	$8.70				7.88

(1)	Please refer to Note 3 to these pro forma condensed consolidated financial statements (unaudited) for information regarding the pro forma adjustments reflected in this column.

See notes to pro forma condensed consolidated financial statements

FS Investment Corporation II and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the three months ended March 31, 2019

Unaudited

(in thousands, except share and per share data)

	Actual FS Investment Corporation II	Actual FS Investment Corporation III	Actual FS Investment Corporation IV	Actual Corporate Capital Trust II	Pro Forma Adjustments			Pro Forma FS Investment Corporation II Combined
Performance Data:
Interest, PIK and dividend income	$112,895	$90,989	$7,870	$4,144	—			$215,898
Fees and other income	7,044	6,801	729	220	—			14,794

Total investment income	119,939	97,790	8,599	4,364	—			230,692
Interest and credit facility fees	29,575	21,565	422	1,058	—			52,620
Base management fees	17,864	14,870	1,415	684	(1,528)	(C	)	33,305
Income based fees	11,131	12,108	1,394	—	2,797	(C	)	27,430
Other expenses	3,255	2,436	1,438	637	(147)	(D	)	7,619

Operating expenses	61,825	50,979	4,669	2,379	1,122			120,974

Net expenses	61,825	50,979	4,669	2,379	1,122			120,974

Net investment income before taxes	58,114	46,811	3,930	1,985	(1,122)			109,718
Income tax expense (benefit)	—	—	—	—	—			—

Net investment income	58,114	46,811	3,930	1,985	(1,122)			109,718
Net realized gains	(18,483)	(52,430)	2,081	(97)	—			(68,929)
Net change in unrealized gains (losses)	31,138	62,365	5,257	2,000	—			100,760

Total net realized and unrealized gains (losses)	12,655	9,935	7,338	1,903	—			31,831

Net increase (decrease) in net assets resulting from operations	$70,769	$56,746	$11,268	$3,888	(1,122)			$141,549

Weighted average shares outstanding	324,309,084	288,996,840	31,458,921	12,275,292				327,021,122

Earnings per share	$0.22	$0.20	$0.36	$0.32				$0.43

Net investment income per share	$0.18	$0.16	$0.12	$0.16				$0.34

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2018

Unaudited

(in thousands, except share and per share data)

	Actual FS Investment Corporation II	Actual FS Investment Corporation III	Actual FS Investment Corporation IV	Actual Corporate Capital Trust II	Pro Forma Adjustments			Pro Forma FS Investment Corporation II Combined
Performance Data:
Interest, PIK and dividend income	$424,300	$330,295	$26,530	$15,523	—			$796,648
Fees and other income	29,684	19,965	1,524	537	—			51,710

Total investment income	453,984	350,260	28,054	16,060	—			848,358
Interest and credit facility fees	103,054	65,757	825	3,367	—			173,003
Base management fees	78,994	60,548	6,015	2,990	(20,844)	(C	)	127,703
Income based fees	24,790	35,156	1,488	(279)	42,632	(C	)	103,787
Capital gains incentive fees	—	—	(1,742)	—	—			(1,742)
Other expenses	11,732	9,378	6,244	3,334	(588)	(D	)	30,100

Operating expenses	218,570	170,839	12,830	9,412	21,200			432,851

Expense Support	—	—	—	(746)	—			(746)
Management fee waiver	(3,432)	(2,594)	(253)	—	6,279	(C	)	—
Net expenses	215,138	168,245	12,577	8,666	27,479			432,105

Net investment income before taxes	238,846	182,015	15,477	7,394	(27,479)			416,253
Income tax expense (benefit)	2,483	285	342	100	—			3,210

Net investment income	236,363	181,730	15,135	7,294	(27,479)			413,043
Net realized gains	(79,597)	(43,945)	5,012	380	—			(118,150)
Net change in unrealized gains (losses)	(194,209)	(115,133)	(17,469)	(8,506)	—			(335,317)

Total net realized and unrealized gains (losses)	(273,806)	(159,078)	(12,457)	(8,126)	—			(453,467)

Net increase (decrease) in net assets resulting from operations	$(37,443)	$22,652	$2,678	$(832)	(27,479)			$(40,424)

Weighted average shares outstanding	324,551,233	289,019,897	31,592,861	12,672,584				327,263,271

Earnings per share	$(0.12)	$0.08	$0.08	$(0.07)				$(0.12)

Net investment income per share	$0.73	$0.63	$0.48	$0.58				$1.26

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data unless otherwise stated)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial information related to the Mergers is included as of and for the three months ended March 31, 2019 and for the year ended December 31, 2018. On May 31, 2019, FSIC II, FSIC III, FSIC IV and CCT II entered into the Merger Agreement. For the purposes of the pro forma condensed consolidated financial statements, the purchase price is approximately $2.6 billion in stock consideration which is based upon a NAV of $7.89 per share of FSIC II Common Stock as of March 31, 2019. The pro forma adjustments included herein reflect the conversion of FSIC III Common Stock, FSIC IV Common Stock and CCT II Common Stock into FSIC II Common Stock using respective exchange ratios of 0.963, 1.324 and 1.098 of a share of FSIC II Common Stock, for each of the approximately 290.3 million, 31.6 million and 12.3 million shares, respectively of FSIC III Common Stock, FSIC IV Common Stock and CCT II Common Stock outstanding.

The merger of each of the applicable Merger Subs with and into FSIC III, FSIC IV and CCT II will be accounted for as an asset acquisition of FSIC III, FSIC IV and CCT II by FSIC II in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. The fair value of the merger consideration paid by FSIC II is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill.

In applying the asset acquisition method of accounting, FSIC II uses a cost approach to allocate the cost of the acquisition against the assets being acquired. The cost of the acquisition is determined to be the fair value of the consideration given or the fair value of the assets acquired, whichever is more clearly evident. Shares of FSIC II Common Stock will be issued at an exchange ratio based on FSIC II’s NAV per share divided by the NAV per share of the applicable Acquired Fund, each as calculated on the acquisition date. The acquired assets are stated at fair value in the financial statements of each of the Acquired Funds and the acquired liabilities are generally short term so that their carrying values approximate fair value. Management concluded that the fair value of the assets acquired is more clearly evident and would be used to determine the value of the consideration. Consequently, no material adjustments are expected to the carrying amounts of assets and liabilities acquired.

Use of Estimates: The preparation of the unaudited pro forma condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Valuation of Portfolio Investments: FSIC II determines the NAV of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the FSIC II Board. In connection with that determination, the Advisor provides the FSIC II Board with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

ASC Topic 820 issued by the Financial Accounting Standards Board clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The fair values of FSIC II’s investments are determined in good faith by the FSIC II Board. The FSIC II Board is responsible for the valuation of FSIC II’s portfolio investments at fair value as determined in good faith pursuant to FSIC II’s valuation policy and consistently applied valuation process. The FSIC II Board has delegated day-to-day responsibility for implementing its valuation policy to the Advisor’s management team, and has authorized the Advisor to utilize independent third-party valuation and pricing services that have been approved by the FSIC II Board. The valuation committee of the FSIC II Board is responsible for overseeing the Advisor’s implementation of the valuation process.

Income Taxes: FSIC II has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, FSIC II must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally FSIC II’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, FSIC II will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. FSIC II intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. FSIC II is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Transaction Costs: Each of FSIC II, FSIC III, FSIC IV and CCT II incur direct transaction costs resulting from the Mergers. FSIC II, as the acquirer in an asset acquisition, will capitalize its transaction costs and such costs will be reflected as an adjustment to the purchase price of the Acquired Funds. The Acquired Funds will expense their transaction costs as incurred.

FSIC II expects to incur $4,550 in estimated transaction costs, which will be capitalized and reflected as an adjustment to the value of the consideration exchanged. FSIC III, FSIC IV and CCT II expect to incur $3,300, $450 and $220 in estimated transaction costs, respectively. The estimated costs are presented as pro forma adjustments to cash on the pro forma balance sheet.

2. PRELIMINARY PURCHASE ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of March 31, 2019 assuming the Mergers had been completed on March 31, 2019. The unaudited pro forma condensed consolidated income statements for the three months ended March 31, 2019 and for the year ended December 31, 2018 were prepared assuming the Merger and Subsequent Combination had been completed on December 31, 2017.

The unaudited pro forma condensed consolidated financial information reflects the issuance of approximately 334.2 million shares of FSIC II Common Stock pursuant to the Merger Agreement.

The merger of each of the applicable Merger Subs with and into FSIC III, FSIC IV and CCT II will be accounted for using the asset acquisition method of accounting. Accordingly, the fair value of the consideration paid by FSIC II in connection with the Mergers will be allocated to the acquired assets and assumed liabilities of the Acquired Funds at their relative fair values estimated by FSIC II as of the effective date, and as summarized in the following table:

	FS Investment Corporation III March 31, 2019	FS Investment Corporation IV March 31, 2019	Corporate Capital Trust II March 31, 2019	Pro Forma Adjustments	Pro Forma March 31, 2019
Common stock issued					$2,638,544

Total purchase price					$2,638,544

Assets acquired:
Investments, at fair value	$3,671,558	$311,687	$179,230		$4,162,475
Cash and cash equivalents	74,116	4,044	2,445	$(19,044)	61,561
Other assets	116,905	69,227	2,733		188,865

Total assets acquired	$3,862,579	$384,958	$184,408	$(19,044)	$4,412,901
Debt	1,544,668	32,500	75,636		1,652,804
Other liabilities assumed	105,254	14,741	1,558		121,553

Net assets acquired	$2,212,657	$337,717	$107,214	$(19,044)	$2,638,544

3. PRELIMINARY PRO FORMA ADJUSTMENTS

(A) The pro forma adjustment to cash reflects the estimated required distributions of FSIC III, FSIC IV and CCT II of their respective undistributed income of $6,920, $7,671 and $483 as of the Closing Date in order avoid corporate and excise taxes, as well as remaining estimated transaction costs of $4,550, $3,300, $450 and $220 for FSIC II, FSIC III, FSIC IV and CCT II, respectively.

(B) Shares of FSIC II Common Stock issued to FSIC III, FSIC IV and CCT II stockholders based on exchange ratios of 0.963, 1.324 and 1.098 shares of FSIC II Common Stock for each share of FSIC III Common Stock, FSIC IV Common Stock and CCT II Common Stock, respectively. For purposes of calculating the exchange ratio, FSIC II, FSIC III, FSIC IV, and CCT II’s NAV prior to the Mergers was adjusted by estimated cash distributions and transaction costs as discussed in Note A. New shares of FSIC II Common Stock issued equal the respective adjusted net assets of FSIC III, FSIC IV and CCT II of $2,202,437, $329,596 and $106,511, divided by FSIC II’s adjusted NAV per share of FSIC II Common Stock as of March 31, 2019 of $7.88.

(C) In conjunction with the Mergers, FSIC II intends to enter into the Proposed Advisory Agreement pursuant to the Advisory Agreement Amendment Proposal. Under the Proposed Advisory Agreement, FSIC II will accrue a management fee based on 1.50% of its gross assets, excluding cash and cash equivalents and an incentive fee on income based on net assets rather than adjusted capital. The pro forma adjustments to the respective statements of operations for the quarter ended March 31, 2019 and year ended December 31, 2018 reflect the Proposed Advisory Agreement as if it had been in place effective December 31, 2017.

(D) Pro forma adjustment reflects impact of the Mergers on administrative services costs, audit fees and directors costs directly attributable to the Mergers.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior Secured Loans—First Lien
5 Arch Income Fund 2, LLC	Diversified Financials	9.00%		11/18/23	39,551	39,540	144,585	144,445	—	—	—	—	184,136	183,985
5 Arch Income Fund 2, LLC	Diversified Financials	9.00%		11/18/23	34,470	34,461	3,958	3,955	—	—	—	—	38,428	38,416
Abaco Energy Technologies LLC	Energy	L+700, 2.50% PIK (2.50% Max PIK)	1.0%	11/20/20	23,652	24,134	—	—	—	—	—	—	23,652	24,134
ABB CONCISE Optical Group LLC	Retailing	L+500	1.0%	6/15/23	2,771	2,637	—	—	848	807	—	—	3,619	3,444
Accuride Corp	Capital Goods	L+525	1.0%	11/17/23	519	453	—	—	—	—	408	346	927	799
Acosta Holdco Inc	Commercial & Professional Services	L+325	1.0%	9/26/21	5,369	3,122	10,710	6,717	2,016	1,265	4,691	2,432	22,786	13,536
Addison Holdings	Commercial & Professional Services	L+675	1.0%	12/29/23	—	—	60,984	61,594	11,945	12,065	—	—	72,929	73,659
Addison Holdings	Commercial & Professional Services	L+675	1.0%	12/29/23	84,953	85,803	—	—	—	—	—	—	84,953	85,803
Advanced Lighting Technologies Inc(3)	Materials	L+750	1.0%	10/4/22	7,968	9,102	—	—	—	—	—	—	7,968	9,102
Advantage Sales & Marketing Inc	Commercial & Professional Services	L+325	1.0%	7/23/21	14,697	13,086	14,909	14,326	—	—	2,711	2,395	32,317	29,807
All Systems Holding LLC	Commercial & Professional Services	L+767	1.0%	10/31/23	101,066	102,077	48,903	49,392	3,260	3,293	—	—	153,229	154,762
All Systems Holding LLC	Commercial & Professional Services	L+725	1.0%	10/31/23	10,557	10,662	5,108	5,159	341	344	—	—	16,006	16,165
Alstom SA	Transportation	L+450	1.0%	8/29/21	—	—	5,938	6,001	—	—	—	—	5,938	6,001
Altus Power America Inc	Energy	L+750	1.5%	10/8/21	2,500	2,400	2,500	2,400	—	—	—	—	5,000	4,800
Altus Power America Inc	Energy	L+750	1.5%	9/30/21	683	656	683	656	—	—	—	—	1,366	1,312
Altus Power America Inc	Energy	L+750	1.5%	9/30/21	140	135	140	135	—	—	—	—	280	270
American Tire Distributors Inc	Automobiles & Components	L+750	1.0%	9/2/24	3,512	3,607	8,132	8,227	1,531	1,549	1,372	1,385	14,547	14,768

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
American Tire Distributors Inc	Automobiles & Components	L+600, 1.00% PIK (1.00% Max PIK)	1.0%	9/1/23	595	626	1,357	1,427	255	269	244	240	2,451	2,562
Ammeraal Beltech Holding BV	Capital Goods	E+375		7/30/25	1,725	1,674	1,466	1,423	1,157	1,123	1,176	1,123	5,524	5,343
Apex Group Limited	Diversified Financials	L+650	1.0%	6/15/25	—	—	—	—	4,058	4,011	1,704	1,684	5,762	5,695
Apex Group Limited	Diversified Financials	L+650	1.0%	6/15/25	—	—	—	—	533	524	—	—	533	524
Apex Group Limited	Diversified Financials	L+650	1.0%	6/15/25	44,183	43,672	37,556	37,121	—	—	—	—	81,739	80,793
Apex Group Limited	Diversified Financials	L+650	1.0%	6/15/25	5,809	5,700	4,938	4,845	—	—	225	220	10,972	10,765
Apex Group Limited	Diversified Financials	L+650		6/15/23	2,241	1,961	1,905	1,667	206	180	87	76	4,439	3,884
Ascension Insurance Inc	Insurance	L+825	1.3%	6/5/19	91,579	91,635	—	—	—	—	—	—	91,579	91,635
Ascension Insurance Inc	Insurance	L+825	1.3%	6/5/19	13,800	13,800	—	—	—	—	—	—	13,800	13,800
Aspect Software Inc	Software & Services	L+500		1/15/24	5,002	4,991	13,883	13,832	—	—	—	—	18,885	18,823
Aspect Software Inc	Software & Services	L+500	1.0%	7/15/23	865	865	2,422	2,422	—	—	—	—	3,287	3,287
ATX Networks Corp	Technology Hardware & Equipment	L+600, 1.00% PIK (1.00% Max PIK)	1.0%	6/11/21	26,110	25,190	—	—	—	—	—	—	26,110	25,190
ATX Networks Corp	Technology Hardware & Equipment	L+600, 1.00% PIK (1.00% Max PIK)	1.0%	6/11/21	—	—	42,272	40,958	—	—	—	—	42,272	40,958
AVF Parent LLC	Retailing	L+725	1.3%	3/1/24	73,980	64,178	29,248	25,373	13,764	11,940	—	—	116,992	101,491
Belk Inc	Retailing	L+475	1.0%	12/12/22	19,823	18,265	17,807	17,695	—	—	4,467	3,942	42,097	39,902
Berner Food & Beverage LLC	Food & Staples Retailing	L+675	1.0%	2/2/23	—	—	—	—	—	—	4,340	4,214	4,340	4,214
Borden Dairy Co	Food, Beverage & Tobacco	L+750	1.0%	7/6/23	52,500	47,654	48,125	43,683	4,375	3,971	—	—	105,000	95,308
Brand Energy & Infrastructure Services Inc	Capital Goods	L+425	1.0%	6/21/24	—	—	5,188	5,239	—	—	—	—	5,188	5,239

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Bugaboo International BV	Consumer Durables & Apparel	E+700, 7.75% PIK (7.75% Max PIK)		3/20/25	—	—	—	—	—	—	1,502	1,357	1,502	1,357
Caprock Midstream LLC	Energy	L+475		11/3/25	5,919	5,738	1,078	1,098	—	—	612	583	7,609	7,419
Cimarron Energy Inc	Energy	L+900	1.0%	6/30/21	7,500	7,500	—	—	—	—	—	—	7,500	7,500
Conservice LLC	Consumer Services	L+525		11/30/24	31,595	31,961	26,856	27,166	2,902	2,935	—	—	61,353	62,062
Conservice LLC	Consumer Services	L+525		11/30/24	5,919	5,820	5,031	4,947	544	535	—	—	11,494	11,302
Conservice LLC	Consumer Services	L+525		11/30/24	—	—	—	—	—	—	1,219	1,233	1,219	1,233
Conservice LLC	Consumer Services	L+525		11/30/24	—	—	—	—	—	—	228	224	228	224
Constellis Holdings LLC / Constellis Finance Corp	Capital Goods	L+575	1.0%	4/15/22	46,547	46,676	39,565	39,674	4,275	4,287	1,796	1,800	92,183	92,437
CSafe Global	Capital Goods	L+725	1.0%	10/31/23	53,485	54,019	22,285	22,508	2,229	2,251	—	—	77,999	78,778
CSafe Global	Capital Goods	L+725	1.0%	11/1/21	2,296	2,296	957	957	96	96	—	—	3,349	3,349
CSafe Global	Capital Goods	L+725	1.0%	11/1/21	3,965	3,965	1,652	1,652	165	165	—	—	5,782	5,782
CSM Bakery Products	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	5,091	5,004	461	468	—	—	—	—	5,552	5,472
CTI Foods Holding Co LLC	Food, Beverage & Tobacco	L+800	1.0%	7/10/19	—	—	—	—	—	—	23	23	23	23
Dade Paper and Bag Co Inc	Capital Goods	L+750	1.0%	6/10/24	135,389	132,682	44,029	43,148	3,302	3,236	—	—	182,720	179,066
Dade Paper and Bag Co Inc	Capital Goods	L+700	1.0%	6/10/24	17,269	16,600	5,616	5,398	421	405	—	—	23,306	22,403
Dayton Superior Corp	Materials	L+800, 6.00% PIK (6.00% Max PIK)	1.0%	11/15/21	11,746	10,054	9,654	10,054	—	—	—	—	21,400	20,108
Diamond Resorts International Inc	Consumer Services	L+375	1.0%	9/2/23	13,773	13,558	24,896	25,861	—	—	959	973	39,628	40,392
Distribution International Inc	Retailing	L+500	1.0%	12/15/21	3,249	3,093	328	337	—	—	6,737	6,810	10,314	10,240
Eacom Timber Corp	Materials	L+650	1.0%	11/30/23	—	—	—	—	—	—	2,723	2,700	2,723	2,700
Eagle Family Foods Inc	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	27,024	26,438	22,971	22,473	2,482	2,428	1,043	1,020	53,520	52,359
Eagle Family Foods Inc	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	4,087	3,499	3,474	2,974	375	321	158	135	8,094	6,929
Eagleclaw Midstream Ventures LLC	Energy	L+425	1.0%	6/24/24	10,908	10,753	541	542	—	—	—	—	11,449	11,295
EIF Van Hook Holdings LLC	Energy	L+525		9/5/24	7,148	6,975	—	—	—	—	—	—	7,148	6,975
Empire Today LLC	Retailing	L+700	1.0%	11/17/22	87,975	87,202	43,987	43,601	2,932	2,907	—	—	134,894	133,710
Fairway Group Holdings Corp(2)(3)	Food & Staples Retailing	10.00% PIK (10.00% Max PIK)		11/27/23	1,733	264	3,916	597	—	—	—	—	5,649	861

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Fairway Group Holdings Corp(3)	Food & Staples Retailing	4.00%, 11.00% PIK (11.00% Max PIK)		8/28/23	217	218	491	493	—	—	—	—	708	711
Fairway Group Holdings Corp(3)	Food & Staples Retailing	4.00%, 11.00% PIK (11.00% Max PIK)		8/28/23	453	455	1,024	1,028	—	—	—	—	1,477	1,483
Fairway Group Holdings Corp(3)	Food & Staples Retailing	12.00% PIK (12.00% Max PIK)		11/27/23	3,165	3,074	7,153	6,947	—	—	—	—	10,318	10,021
Fairway Group Holdings Corp(3)	Food & Staples Retailing	4.00%, 11.00% PIK (11.00% Max PIK)		11/27/23	1,085	1,099	2,345	2,485	—	—	—	—	3,430	3,584
FHC Health Systems Inc	Health Care Equipment & Services	L+400	1.0%	12/23/21	—	—	7,349	7,345	—	—	—	—	7,349	7,345
Foresight Energy LLC	Materials	L+575	1.0%	3/28/22	10,576	10,401	4,830	4,836	—	—	1,492	1,530	16,898	16,767
Fox Head Inc	Consumer Durables & Apparel	L+850	1.0%	12/19/20	52,149	50,134	6,729	6,469	—	—	—	—	58,878	56,603
Frontline Technologies Group LLC	Software & Services	L+650	1.0%	9/18/23	—	—	—	—	—	—	4,602	4,647	4,602	4,647
Frontline Technologies Group LLC	Software & Services	L+650	1.0%	9/18/23	—	—	—	—	—	—	691	689	691	689
FullBeauty Brands Holdings Corp	Retailing	10.00%		6/30/19	189	184	312	304	185	180	—	—	686	668
FullBeauty Brands Holdings Corp	Retailing	L+900	1.0%	2/7/24	1,073	1,072	1,773	1,772	1,054	1,053	—	—	3,900	3,897
Gulf Finance LLC	Energy	L+525	1.0%	8/25/23	4,578	3,745	11,689	11,235	—	—	—	—	16,267	14,980
HM Dunn Co Inc(2)(3)	Capital Goods	L+875 PIK (L+875 Max PIK)		6/30/21	38,571	4,005	5,786	601	—	—	—	—	44,357	4,606
Hudson Technologies Co	Commercial & Professional Services	L+1,025	1.0%	10/10/23	50,302	35,882	7,825	5,582	5,589	3,987	—	—	63,716	45,451

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Icynene Group Ltd	Materials	L+700	1.0%	11/30/24	35,550	34,483	76,037	73,756	6,912	6,705	—	—	118,499	114,944
ID Verde	Commercial & Professional Services	E+700		3/29/25	—	—	—	—	—	—	1,121	1,053	1,121	1,053
ID Verde	Commercial & Professional Services	E+700		3/29/24	—	—	—	—	—	—	224	205	224	205
ID Verde	Commercial & Professional Services	L+725		3/29/25	—	—	—	—	—	—	468	447	468	447
ID Verde	Commercial & Professional Services	L+700		3/29/24	—	—	—	—	—	—	319	320	319	320
ID Verde	Commercial & Professional Services	E+700		3/29/24	—	—	—	—	—	—	102	101	102	101
Industrial Group Intermediate Holdings LLC	Materials	L+800	1.3%	5/31/20	118,840	119,732	9,787	9,860	—	—	—	—	128,627	129,592
Industry City TI Lessor LP	Consumer Services	10.75%, 1.00% PIK (1.00% Max PIK)		6/30/26	11,308	12,015	—	—	—	—	—	—	11,308	12,015
Integro Ltd/United States	Insurance	L+575		10/30/22	—	—	—	—	—	—	1,183	1,188	1,183	1,188
Ivanti Software Inc	Software & Services	L+425	1.0%	1/20/24	—	—	752	770	—	—	—	—	752	770
JAKKS Pacific Inc	Consumer Durables & Apparel	L+900	1.5%	6/14/21	2,777	2,812	2,360	2,390	—	—	—	—	5,137	5,202
Jazz Acquisition Inc	Capital Goods	L+550	1.0%	6/1/22	20,258	20,091	24,629	24,425	—	—	—	—	44,887	44,516
JC Penney Corp Inc	Retailing	L+425	1.0%	6/23/23	1,144	1,066	1,942	2,053	—	—	—	—	3,086	3,119
JHC Acquisition LLC	Capital Goods	L+750	1.0%	11/6/21	20,495	20,495	114,086	114,086	—	—	—	—	134,581	134,581
JHC Acquisition LLC	Capital Goods	L+750	1.0%	1/29/24	101,452	101,452	62,082	62,082	—	—	—	—	163,534	163,534
JHC Acquisition LLC	Capital Goods	L+750	1.0%	1/29/24	35,269	35,269	21,787	21,787	—	—	—	—	57,056	57,056
Jo-Ann Stores Inc	Retailing	L+500	1.0%	10/20/23	4,894	4,891	303	317	—	—	3,297	3,312	8,494	8,520
Jostens Inc	Consumer Services	L+550		12/19/25	3,405	3,514	3,869	3,983	—	—	569	587	7,843	8,084

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
JSS Holdings Ltd	Capital Goods	L+800, 0.00% PIK (2.50% Max PIK)	1.0%	3/31/23	72,259	74,974	65,330	67,785	9,898	10,270	—	—	147,487	153,029
Kodiak BP LLC	Capital Goods	L+725	1.0%	12/1/24	110,425	108,079	90,668	88,742	13,396	13,112	—	—	214,489	209,933
Kodiak BP LLC	Capital Goods	L+725	1.0%	12/1/24	9,849	9,639	10,871	10,640	—	—	—	—	20,720	20,279
Lazard Global Compounders Fund	Diversified Financials	L+725	3.8%	4/1/26	37,786	37,219	100,132	98,630	—	—	—	—	137,918	135,849
Lazard Global Compounders Fund	Diversified Financials	L+725	3.8%	4/1/26	7,214	7,106	19,118	18,831	—	—	—	—	26,332	25,937
LBM Borrower LLC	Capital Goods	L+375	1.0%	8/20/22	—	—	4,968	5,115	—	—	—	—	4,968	5,115
LD Intermediate Holdings Inc	Software & Services	L+588	1.0%	12/9/22	14,925	13,886	8,428	8,168	—	—	—	—	23,353	22,054
Lipari Foods LLC	Food & Staples Retailing	L+588	1.0%	1/4/25	120,971	120,859	102,825	102,730	11,110	11,099	4,666	4,662	239,572	239,350
Lipari Foods LLC	Food & Staples Retailing	L+588	1.0%	1/4/25	25,220	24,997	21,437	21,248	2,316	2,296	973	964	49,946	49,505
MB Precision Holdings LLC(3)	Capital Goods	L+725, 2.25% PIK (2.25% Max PIK)	1.3%	1/23/21	20,733	21,369	—	—	—	—	—	—	20,733	21,369
MedAssets Inc	Health Care Equipment & Services	L+450	1.0%	10/20/22	—	—	—	—	—	—	71	68	71	68
Mitel US Holdings Inc	Technology Hardware & Equipment	L+450		11/30/25	119	117	222	226	—	—	—	—	341	343
Monitronics International Inc	Commercial & Professional Services	L+550	1.0%	9/30/22	3,698	3,220	3,921	3,649	—	—	1,972	1,683	9,591	8,552
Murray Energy Corp	Energy	L+900	1.0%	2/12/21	10,830	10,826	9,205	9,202	995	994	—	—	21,030	21,022
NaviHealth Inc.	Health Care Equipment & Services	L+500		8/1/25	14,419	14,678	1,018	1,024	—	—	—	—	15,437	15,702
Navistar Inc	Automobiles & Components	L+350		11/6/24	—	—	970	1,008	—	—	—	—	970	1,008

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
NCI Inc	Software & Services	L+750	1.0%	8/15/24	—	—	—	—	—	—	4,224	4,156	4,224	4,156
North Haven Cadence Buyer Inc	Consumer Services	L+777	1.0%	9/2/22	10,656	10,523	—	—	761	752	—	—	11,417	11,275
North Haven Cadence Buyer Inc	Consumer Services	L+798	1.0%	9/2/24	51,188	50,548	17,687	17,466	3,656	3,610	—	—	72,531	71,624
North Haven Cadence Buyer Inc	Consumer Services	L+500	1.0%	9/2/21	2,625	2,625	750	750	188	188	—	—	3,563	3,563
North Haven Cadence Buyer Inc	Consumer Services	L+650	1.0%	9/2/24	14,283	14,105	4,081	4,030	1,020	1,007	—	—	19,384	19,142
North Haven Cadence Buyer Inc	Consumer Services	L+650	1.0%	9/2/24	292	288	83	82	21	21	—	—	396	391
Onvoy LLC	Telecommunication Services	L+450	1.0%	2/10/24	—	—	—	—	—	—	139	139	139	139
P2 Energy Solutions, Inc.	Software & Services	L+400	1.0%	10/30/20	73	73	244	250	—	—	—	—	317	323
PAE Holding Corp	Capital Goods	L+550	1.0%	10/20/22	9	9	—	—	—	—	—	—	9	9
Patriot Well Solutions LLC	Energy	L+875	1.0%	5/1/21	—	—	—	—	—	—	956	954	956	954
Peak 10 Holding Corp	Telecommunication Services	L+350		8/1/24	8,327	8,219	751	755	—	—	—	—	9,078	8,974
PF Chang’s China Bistro Inc	Consumer Services	L+650		3/1/26	5,760	5,751	8,569	8,555	523	522	—	—	14,852	14,828
PHRC License LLC	Consumer Services	L+850, 0.25% PIK (0.25% Max PIK)	1.5%	4/28/22	66,646	67,563	16,662	16,891	—	—	—	—	83,308	84,454
Power Distribution Inc	Capital Goods	L+725	1.3%	1/25/23	43,907	42,974	19,514	19,100	4,879	4,775	—	—	68,300	66,849
Production Resource Group LLC	Media	L+700	1.0%	8/21/24	207,992	204,872	173,008	170,412	—	—	—	—	381,000	375,284
Propulsion Acquisition LLC	Capital Goods	L+600	1.0%	7/13/21	51,121	51,798	53,308	53,598	7,374	7,361	—	—	111,803	112,757
PSKW LLC	Health Care Equipment & Services	L+825	1.0%	10/1/21	26,000	26,000	154,000	154,000	—	—	—	—	180,000	180,000
PSKW LLC	Health Care Equipment & Services	L+826	1.0%	11/25/21	—	—	18,243	18,364	—	—	—	—	18,243	18,364
PSKW LLC	Health Care Equipment & Services	L+826	1.0%	11/25/21	29,986	30,025	—	—	—	—	—	—	29,986	30,025
Qdoba Restaurant Corp	Consumer Services	L+700	1.0%	3/21/25	—	—	—	—	—	—	1,945	1,999	1,945	1,999
Quorum Health Corp	Health Care Equipment & Services	L+675	1.0%	4/29/22	—	—	—	—	—	—	4,471	4,427	4,471	4,427

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Reliant Rehab Hospital Cincinnati LLC	Health Care Equipment & Services	L+675	1.0%	8/30/24	59,494	59,166	50,569	50,291	5,464	5,434	2,295	2,282	117,822	117,173
Revere Superior Holdings, Inc	Software & Services	L+675	1.0%	11/21/22	—	—	—	—	—	—	6,236	6,247	6,236	6,247
Roadrunner Intermediate Acquisition Co LLC	Health Care Equipment & Services	L+675	1.0%	9/22/21	7,115	6,565	93,385	86,169	—	—	—	—	100,500	92,734
Safariland LLC	Capital Goods	L+765	1.1%	11/18/23	70,234	63,474	42,893	38,764	4,766	4,307	—	—	117,893	106,545
Savers Inc	Retailing	L+650, 0.75% PIK (0.75% Max PIK)	1.5%	3/28/24	25,915	25,914	22,328	22,327	2,805	2,805	1,042	1,042	52,090	52,088
Savers Inc	Retailing	L+650, 0.75% PIK (0.75% Max PIK)	1.5%	3/28/24	26,804	26,938	23,094	23,209	2,902	2,916	1,078	1,083	53,878	54,146
Sequa Corp	Materials	L+500	1.0%	11/28/21	18,184	18,075	3,495	3,594	—	—	1,534	1,497	23,213	23,166
Sequel Youth & Family Services LLC	Health Care Equipment & Services	L+800		9/1/23	70,000	70,633	13,000	13,118	7,000	7,063	—	—	90,000	90,814
Sequel Youth & Family Services LLC	Health Care Equipment & Services	L+700	1.0%	9/1/23	12,199	12,309	2,265	2,286	1,220	1,231	—	—	15,684	15,826
Sequential Brands Group Inc.	Consumer Durables & Apparel	L+875		2/7/24	116,207	117,099	95,416	96,347	—	—	—	—	211,623	213,446
SI Group Inc	Materials	L+475		10/15/25	2,810	2,919	506	526	—	—	—	—	3,316	3,445
SIRVA Worldwide Inc	Commercial & Professional Services	L+550		8/2/25	2,721	2,697	320	320	—	—	454	451	3,495	3,468
SMART Global Holdings Inc	Semiconductors & Semiconductor Equipment	L+625	1.0%	8/9/22	—	—	—	—	—	—	3,280	3,353	3,280	3,353
SMART Global Holdings Inc	Semiconductors & Semiconductor Equipment	L+400		8/9/22	—	—	—	—	—	—	24	22	24	22

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
SMART Global Holdings Inc	Semiconductors & Semiconductor Equipment	L+400		8/9/22	—	—	—	—	—	—	72	67	72	67
Sorenson Communications LLC	Telecommunication Services	L+575	2.3%	4/30/20	106,964	106,041	44,919	44,647	—	—	—	—	151,883	150,688
Sorenson Communications LLC	Telecommunication Services	L+650		3/14/24	53,708	55,456	22,613	23,349	4,988	5,150	—	—	81,309	83,955
Spencer Gifts LLC	Retailing	L+425	1.0%	7/16/21	—	—	13,795	14,421	—	—	—	—	13,795	14,421
SSC (Lux) Limited S.a r.l.	Health Care Equipment & Services	L+750	1.0%	9/10/24	104,545	105,359	60,820	61,294	6,385	6,435	—	—	171,750	173,088
Staples Canada	Retailing	L+700	1.0%	9/12/24	42,914	42,111	—	—	—	—	4,064	3,812	46,978	45,923
Sungard Availability Services Capital Inc(2)	Software & Services	L+1,000	1.0%	10/1/22	845	771	2,113	1,927	—	—	—	—	2,958	2,698
Sungard Availability Services Capital Inc(2)	Software & Services	L+700	1.0%	9/30/21	9,471	6,556	25,950	18,453	—	—	—	—	35,421	25,009
Sutherland Global Services Inc	Software & Services	L+538	1.0%	4/23/21	12,507	12,697	—	—	—	—	2,163	2,156	14,670	14,853
Sutherland Global Services Inc	Software & Services	L+538	1.0%	4/23/21	—	—	11,223	11,692	—	—	—	—	11,223	11,692
Swift Worldwide Resources Holdco Ltd	Energy	L+1,000, 1.00% PIK (1.00% Max PIK)	1.0%	7/20/21	19,492	19,492	17,229	17,229	—	—	—	—	36,721	36,721
Tangoe LLC	Software & Services	L+650	1.0%	11/28/25	51,395	51,243	43,686	43,557	4,720	4,706	1,983	1,977	101,784	101,483
Team Health Inc	Health Care Equipment & Services	L+275	1.0%	2/6/24	71	69	—	—	—	—	938	861	1,009	930
Trace3 Inc	Software & Services	L+675	1.0%	8/5/24	161,180	161,180	37,484	37,484	7,497	7,497	—	—	206,161	206,161
Virgin Pulse Inc	Software & Services	L+650	1.0%	5/22/25	79,108	78,663	67,242	66,864	10,058	10,001	3,052	3,034	159,460	158,562
Vivint Inc	Commercial & Professional Services	L+500		4/1/24	18,491	18,131	12,822	12,894	—	—	—	—	31,313	31,025

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Warren Resources Inc(3)	Energy	L+1,000, 1.00% PIK (1.00% Max PIK)	1.0%	5/22/20	—	—	6,191	6,191	—	—	—	—	6,191	6,191
Warren Resources Inc	Energy	L+1,000, 1.00% PIK (1.00% Max PIK)	1.0%	5/22/20	14,697	14,697	—	—	—	—	—	—	14,697	14,697
West Corp	Software & Services	L+400	1.0%	10/10/24	—	—	14,486	14,850	—	—	—	—	14,486	14,850
West Corp	Software & Services	L+350	1.0%	10/10/24	—	—	477	484	—	—	—	—	477	484
Wheels Up Partners LLC	Transportation	L+710	1.0%	6/30/24	—	—	—	—	—	—	1,179	1,173	1,179	1,173
Wheels Up Partners LLC	Transportation	L+710	1.0%	11/1/24	—	—	—	—	—	—	484	483	484	483
Wheels Up Partners LLC	Transportation	L+855	1.0%	1/26/21	—	—	—	—	—	—	688	685	688	685
Wheels Up Partners LLC	Transportation	L+855	1.0%	8/26/21	—	—	—	—	—	—	358	356	358	356
Wheels Up Partners LLC	Transportation	L+710	1.0%	12/21/24	—	—	—	—	—	—	1,803	1,792	1,803	1,792
WireCo WorldGroup Inc	Capital Goods	L+500	1.0%	9/29/23	—	—	—	—	—	—	96	96	96	96
York Risk Services Group Inc	Insurance	L+375	1.0%	10/1/21	973	920	7,145	7,152	972	919	—	—	9,090	8,991
Zeta Interactive Holdings Corp	Software & Services	L+750	1.0%	7/29/22	37,112	37,483	62,929	63,559	—	—	—	—	100,041	101,042
Zeta Interactive Holdings Corp	Software & Services	L+750	1.0%	7/29/22	6,571	6,637	11,143	11,254	—	—	—	—	17,714	17,891

Total Senior Secured Loans—First Lien					3,770,028	3,677,909	2,860,505	2,812,256	192,666	187,303	104,733	100,515	6,927,932	6,777,983
Unfunded Loan Commitments					(158,789)	(158,789)	(109,733)	(109,733)	(4,348)	(4,348)	(2,753)	(2,753)	(275,623)	(275,623)

Net Senior Secured Loans—First Lien					3,611,239	3,519,120	2,750,772	2,702,523	188,318	182,955	101,980	97,762	6,652,309	6,502,360

Senior Secured Loans—Second Lien
Access CIG LLC	Software & Services	L+775		2/27/26	1,342	1,317	—	—	—	—	209	209	1,551	1,526
Advantage Sales & Marketing Inc	Commercial & Professional Services	L+650	1.0%	7/25/22	2,052	1,693	3,488	3,260	—	—	483	400	6,023	5,353
Albany Molecular Research Inc	Pharmaceuticals, Biotechnology & Life Sciences	L+700	1.0%	8/28/25	—	—	—	—	—	—	909	904	909	904

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
American Bath Group LLC	Capital Goods	L+975	1.0%	9/30/24	6,605	7,000	312	314	—	—	—	—	6,917	7,314
Ammeraal Beltech Holding BV	Capital Goods	L+800		7/27/26	51,306	51,208	43,610	43,527	4,712	4,703	1,980	1,975	101,608	101,413
Applied Systems Inc	Software & Services	L+700	1.0%	9/19/25	—	—	—	—	—	—	2,624	2,654	2,624	2,654
Arena Energy LP	Energy	L+900, 4.00% PIK (4.00% Max PIK)	1.0%	1/24/21	26,125	26,125	26,125	26,125	—	—	—	—	52,250	52,250
athenahealth Inc	Health Care Equipment & Services	L+850	1.0%	2/11/27	64,590	65,554	54,901	55,721	5,932	6,020	2,491	2,528	127,914	129,823
Bellatrix Exploration Ltd	Energy	8.50%		7/26/23	5,966	5,792	11,931	11,583	—	—	—	—	17,897	17,375
Bellatrix Exploration Ltd	Energy	8.50%		7/26/23	624	618	1,248	1,237	—	—	—	—	1,872	1,855
Byrider Finance LLC	Automobiles & Components	L+1,000, 0.50% PIK (4.00% Max PIK)	1.3%	8/22/20	29,731	29,397	5,946	5,879	—	—	—	—	35,677	35,276
Catalina Marketing Corp(2)	Media	L+675	1.0%	4/11/22	9,958	200	—	—	—	—	—	—	9,958	200
CDS US Intermediate Holdings Inc	Media	L+825	1.0%	7/10/23	—	—	16,171	16,357	—	—	—	—	16,171	16,357
Centric Group LLC	Retailing	L+800	1.0%	2/1/24	—	—	2,177	2,167	8,489	8,316	—	—	10,666	10,483
Chisholm Oil & Gas Operating LLC	Energy	L+800	1.0%	3/21/24	16,000	15,705	16,000	15,705	6,000	5,889	—	—	38,000	37,299
CommerceHub Inc	Software & Services	L+775		5/21/26	—	—	—	—	—	—	3,136	3,111	3,136	3,111
Crossmark Holdings Inc(2)	Media	L+750	1.3%	12/21/20	7,786	58	1,340	11	—	—	—	—	9,126	69
CTI Foods Holding Co LLC(2)	Food, Beverage & Tobacco	L+725	1.0%	6/28/21	—	—	—	—	—	—	211	17	211	17
Direct ChassisLink Inc	Transportation	L+600		6/15/23	—	—	—	—	—	—	585	593	585	593
EaglePicher Technologies LLC	Capital Goods	L+725		3/8/26	—	—	—	—	—	—	447	438	447	438
Envigo Laboratories Inc	Health Care Equipment & Services	L+775		4/29/20	3,202	3,043	—	—	—	—	—	—	3,202	3,043
Excelitas Technologies Corp	Technology Hardware & Equipment	L+750	1.0%	12/1/25	—	—	—	—	—	—	804	813	804	813
Fairway Group Holdings Corp(2)(3)	Food & Staples Retailing	11.00% PIK (11.00% Max PIK)		2/24/24	1,520	—	3,436	—	—	—	—	—	4,956	—

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Grocery Outlet Inc	Food & Staples Retailing	L+725		10/22/26	2,266	2,287	270	271	—	—	378	382	2,914	2,940
Gruden Acquisition Inc	Transportation	L+850	1.0%	8/18/23	14,531	14,887	9,719	9,925	—	—	—	—	24,250	24,812
Integro Ltd/United States	Insurance	L+925		10/30/23	—	—	—	—	—	—	220	222	220	222
Invictus	Materials	L+675		3/30/26	—	—	—	—	—	—	452	450	452	450
iParadigms Holdings LLC	Software & Services	L+725	1.0%	7/29/22	—	—	—	—	—	—	180	183	180	183
Jazz Acquisition Inc	Capital Goods	L+675	1.0%	6/19/22	3,727	3,478	4,326	4,228	—	—	—	—	8,053	7,706
LBM Borrower LLC	Capital Goods	L+925	1.0%	8/20/23	29,099	28,745	19,454	19,512	2,387	2,378	895	882	51,835	51,517
Misys Ltd	Software & Services	L+725	1.0%	6/13/25	—	—	—	—	—	—	1,911	1,853	1,911	1,853
New Arclin US Holding Corp	Materials	L+875	1.0%	2/14/25	—	—	—	—	—	—	286	287	286	287
OPE Inmar Acquisition Inc	Software & Services	L+800	1.0%	5/1/25	2,584	2,596	15,000	14,888	—	—	—	—	17,584	17,484
One Call Care Management Inc	Insurance	L+375, 6.00% PIK (6.00% Max PIK)	1.0%	4/11/24	12,560	11,554	2,791	2,568	1,395	1,284	1,207	1,110	17,953	16,516
P2 Energy Solutions, Inc.	Software & Services	L+800	1.0%	4/30/21	14,603	14,011	—	—	—	—	—	—	14,603	14,011
Paradigm Acquisition Corp	Health Care Equipment & Services	L+750		10/26/26	1,595	1,591	190	189	—	—	267	266	2,052	2,046
Peak 10 Holding Corp	Telecommunication Services	L+725	1.0%	8/1/25	5,635	5,146	7,183	6,993	—	—	—	—	12,818	12,139
Polyconcept North America Inc	Consumer Durables & Apparel	L+1,000	1.0%	2/16/24	—	—	—	—	—	—	614	643	614	643
Press Ganey Holdings Inc	Health Care Equipment & Services	L+650	1.0%	10/21/24	—	—	—	—	—	—	1,079	1,069	1,079	1,069
Pure Fishing Inc	Consumer Durables & Apparel	L+838	1.0%	12/31/26	46,371	47,107	39,415	40,041	4,258	4,326	1,788	1,817	91,832	93,291
Rise Baking Company	Food, Beverage & Tobacco	L+800	1.0%	8/9/26	17,821	17,676	15,148	15,024	1,637	1,623	687	682	35,293	35,005

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Sequa Corp	Materials	L+900	1.0%	4/28/22	7,419	7,322	4,919	5,106	—	—	4,059	3,949	16,397	16,377
SIRVA Worldwide Inc	Commercial & Professional Services	L+950		8/2/26	2,315	2,195	2,409	2,487	—	—	386	367	5,110	5,049
SMG/PA	Consumer Services	L+700		1/23/26	3,671	3,691	928	955	—	—	231	233	4,830	4,879
Sparta Systems Inc	Software & Services	L+825	1.0%	7/27/25	—	—	—	—	—	—	2,406	2,098	2,406	2,098
Spencer Gifts LLC	Retailing	L+825	1.0%	6/29/22	8,761	8,342	16,178	15,434	—	—	—	—	24,939	23,776
Titan Energy LLC(2)(3)	Energy	L+1,300 PIK (L+1,300 Max PIK)	1.0%	2/3/20	67,595	6,743	33,111	3,321	—	—	—	—	100,706	10,064
Transplace	Transportation	L+875	1.0%	10/6/25	—	—	—	—	—	—	3,221	3,231	3,221	3,231
UTEX Industries Inc	Energy	L+725	1.0%	5/20/22	—	—	1,270	1,186	—	—	—	—	1,270	1,186
Vantage Specialty Chemicals Inc	Materials	L+825	1.0%	10/27/25	—	—	—	—	—	—	745	737	745	737
WireCo WorldGroup Inc	Capital Goods	L+900	1.0%	9/30/24	5,176	5,102	605	605	—	—	1,628	1,628	7,409	7,335

Total Senior Secured Loans—Second Lien					472,536	390,183	359,601	324,619	34,810	34,539	36,519	35,731	903,466	785,072
Unfunded Loan Commitments					(624)	(624)	(1,248)	(1,248)	—	—	—	—	(1,872)	(1,872)

Net Senior Secured Loans—Second Lien					471,912	389,559	358,353	323,371	34,810	34,539	36,519	35,731	901,594	783,200

Other Senior Secured Debt
Advanced Lighting Technologies Inc(2)(3)	Materials	L+700, 10.00% PIK (10.00% Max PIK)	1.0%	10/4/23	10,664	344	—	—	—	—	—	—	10,664	344
Akzo Nobel Specialty Chemicals	Materials	8.00%		10/1/26	2,019	2,037	2,288	2,308	618	623	—	—	4,925	4,968
APTIM Corp	Diversified Financials	7.75%		6/15/25	—	—	11,974	9,265	7,983	6,177	—	—	19,957	15,442
Artesyn Embedded Technologies Inc	Technology Hardware & Equipment	9.75%		10/15/20	1,526	1,495	—	—	467	458	—	—	1,993	1,953
Black Swan Energy Ltd	Energy	9.00%		1/20/24	1,333	1,320	1,333	1,320	1,334	1,321	—	—	4,000	3,961
Cleaver-Brooks Inc	Capital Goods	7.88%		3/1/23	—	—	—	—	—	—	349	326	349	326
Cornerstone Chemical Co	Materials	6.75%		8/15/24	—	—	—	—	—	—	2,685	2,550	2,685	2,550
Diamond Resorts International Inc	Consumer Services	7.75%		9/1/23	—	—	11,965	11,980	—	—	—	—	11,965	11,980
FourPoint Energy LLC	Energy	9.00%		12/31/21	45,226	45,386	—	—	—	—	—	—	45,226	45,386
Frontier Communications Corp	Telecommunication Services	8.50%		4/1/26	—	—	—	—	—	—	353	329	353	329

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Genesys Telecommunications Laboratories Inc	Technology Hardware & Equipment	10.00%		11/30/24	158	158	1,551	1,541	471	468	740	735	2,920	2,902
JC Penney Corp Inc	Retailing	5.65%		6/1/20	118	115	134	130	35	35	—	—	287	280
JW Aluminum Co(3)	Materials	10.25%		6/1/26	33,001	34,197	759	786	759	787	—	—	34,519	35,770
Lycra	Consumer Durables & Apparel	7.50%		5/1/25	3,686	3,613	4,319	4,230	1,027	1,002	—	—	9,032	8,845
Mood Media Corp(3)	Media	L+1,400 PIK (L+1,400 Max PIK)	1.0%	7/1/24	30,730	30,835	—	—	—	—	—	—	30,730	30,835
Numericable-SFR	Software & Services	8.13%		2/1/27	917	928	2,056	2,085	333	337	—	—	3,306	3,350
PAREXEL International Corp	Pharmaceuticals, Biotechnology & Life Sciences	6.38%		9/1/25	—	—	—	—	—	—	591	594	591	594
Pattonair Holdings Ltd	Capital Goods	9.00%		11/1/22	4,245	4,184	4,812	4,743	1,300	1,282	—	—	10,357	10,209
Ply Gem Holdings Inc	Capital Goods	8.00%		4/15/26	7,463	7,015	3,614	3,322	2,289	2,147	1,635	1,497	15,001	13,981
Sorenson Communications LLC	Telecommunication Services	9.00%, 0.00% PIK (9.00% Max PIK)		10/31/20	6,964	7,128	11,655	11,938	—	—	—	—	18,619	19,066
Sunnova Energy Corp	Energy	6.00%, 6.00% PIK (6.00% Max PIK)		7/31/19	1,140	1,136	1,710	1,704	—	—	—	—	2,850	2,840
Velvet Energy Ltd	Energy	9.00%		10/5/23	15,000	15,338	4,500	4,601	3,000	3,067	—	—	22,500	23,006
Vivint Inc	Commercial & Professional Services	7.88%		12/1/22	11,089	11,334	12,759	12,917	3,423	3,479	1,732	1,756	29,003	29,486
Vivint Inc	Commercial & Professional Services	7.63%		9/1/23	6,733	6,237	8,175	7,604	2,115	1,962	748	700	17,771	16,503

Total Other Senior Secured Debt					182,012	172,800	83,604	80,474	25,154	23,145	8,833	8,487	299,603	284,906

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Subordinated Debt
All Systems Holding LLC	Commercial & Professional Services	10.00% PIK (10.00% Max PIK)		10/31/22	206	206	100	100	7	7	—	—	313	313
Ascent Resources Utica Holdings LLC / ARU Finance Corp	Energy	10.00%		4/1/22	26,026	28,506	19,500	21,358	6,500	7,119	—	—	52,026	56,983
athenahealth Inc	Health Care Equipment & Services	L+1,125 PIK (L+1,125 Max PIK)		11/30/25	32,614	32,988	27,722	28,040	2,995	3,029	1,258	1,272	64,589	65,329
Avantor Inc	Pharmaceuticals, Biotechnology & Life Sciences	9.00%		10/1/25	20,000	21,675	52,502	56,897	12,503	13,547	—	—	85,005	92,119
Byrider Finance LLC	Automobiles & Components	20.00% PIK (20.00% Max PIK)		3/31/22	1,604	1,604	321	321	—	—	—	—	1,925	1,925
Calumet Specialty Products	Energy	7.75%		4/15/23	—	—	10,255	9,180	—	—	—	—	10,255	9,180
Canbriam Energy Inc	Energy	9.75%		11/15/19	—	—	18,525	15,118	—	—	—	—	18,525	15,118
CEC Entertainment Inc	Consumer Services	8.00%		2/15/22	11,374	10,622	20,469	19,604	4,237	4,031	—	—	36,080	34,257
ClubCorp Club Operations Inc	Consumer Services	8.50%		9/15/25	10,373	9,803	12,050	11,397	3,225	3,050	5,172	4,804	30,820	29,054
Datatel Inc	Software & Services	9.00%		9/30/23	—	—	—	—	—	—	106	106	106	106
Diamond Resorts International Inc	Consumer Services	10.75%		9/1/24	3,187	2,890	3,610	3,274	976	885	—	—	7,773	7,049
Eclipse Resources Corp	Energy	8.88%		7/15/23	9,053	8,756	9,053	8,756	—	—	—	—	18,106	17,512
Hub International Ltd	Insurance	7.00%		5/1/26	563	573	1,041	1,059	213	217	—	—	1,817	1,849
Intelsat Jackson Holdings SA	Media	5.50%		8/1/23	5,204	5,112	3,255	3,179	1,593	1,565	—	—	10,052	9,856
Ken Garff Automotive LLC	Retailing	7.50%		8/15/23	6,053	6,102	4,048	4,105	1,852	1,867	—	—	11,953	12,074
Kenan Advantage Group Inc	Transportation	7.88%		7/31/23	—	—	—	—	—	—	3,367	3,176	3,367	3,176
LifePoint Hospitals Inc	Health Care Equipment & Services	9.75%		12/1/26	7,572	7,953	6,248	6,490	2,318	2,435	921	957	17,059	17,835
Logan’s Roadhouse Inc	Consumer Services			11/1/24	4,859	4,907	1,304	1,317	—	—	—	—	6,163	6,224
PriSo Acquisition Corp	Capital Goods	9.00%		5/15/23	—	—	47,573	47,754	—	—	—	—	47,573	47,754
Quorum Health Corp	Health Care Equipment & Services	11.63%		4/15/23	2,384	2,157	2,621	2,368	732	662	251	225	5,988	5,412
Reynolds Group Holdings Inc	Materials	7.95%		12/15/25	—	—	—	—	—	—	926	860	926	860
Reynolds Group Holdings Inc	Materials	8.38%		4/15/27	—	—	—	—	—	—	2,933	2,715	2,933	2,715

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Sorenson Communications LLC	Telecommunication Services	13.85%, 0.00% PIK (13.85% Max PIK)		10/31/21	5,182	5,525	9,223	9,253	—	—	—	—	14,405	14,778
SRS Distribution Inc	Capital Goods	8.25%		7/1/26	11,479	11,229	13,090	12,726	3,517	3,433	2,998	2,897	31,084	30,285
Stars Group Holdings BV	Consumer Services	7.00%		7/15/26	1,438	1,501	2,770	2,891	521	544	—	—	4,729	4,936
Sungard Availability Services Capital Inc(2)	Software & Services	8.75%		4/1/22	4,860	315	12,880	875	—	—	—	—	17,740	1,190
Surgery Partners Holdings LLC	Health Care Equipment & Services	6.75%		7/1/25	—	—	954	904	179	169	227	224	1,360	1,297
Team Health Inc	Health Care Equipment & Services	6.38%		2/1/25	5,987	5,620	8,220	7,536	2,126	1,964	1,717	1,582	18,050	16,702
Vertiv Group Corp	Technology Hardware & Equipment	9.25%		10/15/24	16,419	16,377	18,331	18,456	5,021	5,018	6,317	6,047	46,088	45,898
Vivint Inc	Commercial & Professional Services	8.75%		12/1/20	7,360	7,497	4,166	4,345	2,246	2,295	1,586	1,672	15,358	15,809
York Risk Services Group Inc	Insurance	8.50%		10/1/22	35,840	30,932	34,274	29,291	8,346	7,065	—	—	78,460	67,288

Total Subordinated Debt					229,637	222,850	344,105	326,594	59,107	58,902	27,779	26,537	660,628	634,883
Unfunded Debt Commitments					—	—	—	—	—	—	—	—	—	—

Net Subordinated Debt					229,637	222,850	344,105	326,594	59,107	58,902	27,779	26,537	660,628	634,883

Asset Based Finance
Accelerator Investments Aggregator LP	Diversified Financials		0.0%		—	—	—	—	—	—	126	121	126	121
Altus Power America Inc	Energy	9.00%, 5.00% PIK	0.0%	10/3/23	1,108	1,106	1,108	1,106	—	—	—	—	2,216	2,212
Carlyle Global Market Strategies	Commercial & Professional Services	26.12%	0.0%	7/15/25	9,069	12,251	—	—	—	—	—	—	9,069	12,251
Global Jet Capital LLC	Commercial & Professional Services	15.00% PIK (15.00% Max PIK)		1/30/25	994	1,006	994	1,006	—	—	—	—	1,988	2,012

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Global Jet Capital LLC	Commercial & Professional Services	15.00% PIK (15.00% Max PIK)		4/30/25	6,315	6,396	6,315	6,396	—	—	—	—	12,630	12,792
Global Jet Capital LLC	Commercial & Professional Services	15.00% PIK (15.00% Max PIK)		9/3/25	1,305	1,322	1,305	1,322	—	—	—	—	2,610	2,644
Global Jet Capital LLC	Commercial & Professional Services	15.00% PIK (15.00% Max PIK)		9/29/25	1,229	1,244	1,228	1,244	—	—	—	—	2,457	2,488
Global Jet Capital LLC	Commercial & Professional Services	15.00% PIK (15.00% Max PIK)		12/4/25	9,068	9,185	81,616	82,661	—	—	—	—	90,684	91,846
Global Jet Capital LLC	Commercial & Professional Services	15.00% PIK (15.00% Max PIK)		12/9/25	1,483	1,502	13,348	13,519	—	—	—	—	14,831	15,021
Global Jet Capital LLC	Commercial & Professional Services	15.00% PIK (15.00% Max PIK)		1/29/26	777	787	6,990	7,080	—	—	—	—	7,767	7,867
Global Jet Capital LLC	Commercial & Professional Services	15.00% PIK (15.00% Max PIK)		2/17/26	—	—	17,091	17,310	—	—	—	—	17,091	17,310
Global Jet Capital LLC	Commercial & Professional Services	15.00% PIK (15.00% Max PIK)		4/14/26	—	—	10,584	10,720	—	—	—	—	10,584	10,720
Global Jet Capital LLC	Commercial & Professional Services	15.00% PIK (15.00% Max PIK)		12/2/26	2,350	2,380	15,643	15,843	—	—	—	—	17,993	18,223
KKR Zeno Aggregator LP (K2 Aviation)	Capital Goods				—	—	—	—	—	—	5,907	6,178	5,907	6,178
NewStar Clarendon Fund CLO LLC	Diversified Financials	20.26%		1/25/27	7,579	8,089	5,188	5,537	—	—	—	—	12,767	13,626

Total Asset Based Finance					41,277	45,268	161,410	163,744	—	—	6,033	6,299	208,720	215,311

Equity/Other
Abaco Energy Technologies LLC, Common Stock	Energy				3,056	1,413	—	—	—	—	—	—	3,056	1,413
Abaco Energy Technologies LLC, Preferred Stock	Energy				637	7,322	—	—	—	—	—	—	637	7,322

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Advanced Lighting Technologies Inc, Common Stock(3)	Materials				7,471	—	—	—	—	—	—	—	7,471	—
Advanced Lighting Technologies Inc, Warrant(3)	Materials			10/4/27	39	—	—	—	—	—	—	—	39	—
All Systems Holding LLC, Common Stock	Commercial & Professional Services				1,201	1,692	581	819	39	55	—	—	1,821	2,566
Altavair NewCo, Private Equity	Capital Goods				3,429	3,519	2,915	2,991	315	323	132	136	6,791	6,969
Ascent Resources Utica Holdings LLC / ARU Finance Corp, Trade Claim	Energy				25,800	37,088	—	—	—	—	—	—	25,800	37,088
Ascent Resources Utica Holdings LLC / ARU Finance Corp, Common Stock	Energy				12,900	4,365	—	—	—	—	—	—	12,900	4,365
ASG Technologies, Common Stock(3)	Software & Services				13,475	36,667	—	—	—	—	—	—	13,475	36,667
ASG Technologies, Warrants(3)	Software & Services			6/27/22	7,231	9,362	1,377	1,783	344	446	—	—	8,952	11,591
Aspect Software Inc, Common Stock	Software & Services				494	494	1,369	1,369	—	—	—	—	1,863	1,863
Aspect Software Inc, Warrant	Software & Services			1/15/24	—	—	—	—	—	—	—	—	—	—
ATX Networks Corp, Common Stock	Technology Hardware & Equipment				116	94	134	108	—	—	—	—	250	202
Aurora Diagnostics Holdings LLC, Warrant	Health Care Equipment & Services			5/25/27	686	277	—	—	—	—	—	—	686	277
Australis Maritime, Private Equity	Transportation				1,136	1,136	966	966	104	104	44	44	2,250	2,250
Byrider Finance LLC, Common Stock	Automobiles & Components				—	—	—	—	—	—	—	—	—	—
Chisholm Oil & Gas Operating LLC, Series A Units	Energy				75	34	75	34	75	34	—	—	225	102
Cimarron Energy Inc, Common Stock	Energy				3,950	217	—	—	—	—	—	—	3,950	217
Cimarron Energy Inc, Participation Option	Energy				1,289	1,263	—	—	—	—	—	—	1,289	1,263
CSafe Global, Common Stock	Capital Goods				417	741	174	309	17	31	—	—	608	1,081
Empire Today LLC, Common Stock	Retailing				1,227	1,350	614	675	41	45	—	—	1,882	2,070
Envigo Laboratories Inc, Series A Warrant	Health Care Equipment & Services			4/29/24	—	—	—	—	—	—	—	—	—	—

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Envigo Laboratories Inc, Series B Warrant	Health Care Equipment & Services			4/29/24	—	—	—	—	—	—	—	—	—	—
Fairway Group Holdings Corp, Common Stock(3)	Food & Staples Retailing				1,016	—	2,296	—	—	—	—	—	3,312	—
FourPoint Energy LLC, Class D Units	Energy				1,610	549	—	—	—	—	—	—	1,610	549
FourPoint Energy LLC, Class C-II-A Units	Energy				13,000	2,896	—	—	—	—	—	—	13,000	2,896
FourPoint Energy LLC, Class E-II Units	Energy				7,432	6,622	—	—	—	—	—	—	7,432	6,622
FourPoint Energy LLC, Class E-III Units	Energy				10,969	9,773	—	—	—	—	—	—	10,969	9,773
Fox Head Inc, Common Stock	Consumer Durables & Apparel				8,857	3,569	1,143	460	—	—	—	—	10,000	4,029
FullBeauty Brands Holdings Corp, Common Stock	Retailing				26	26	43	43	26	26	—	—	95	95
Global Jet Capital LLC, Preferred Stock	Commercial & Professional Services				6,229	467	42,484	3,186	—	—	—	—	48,713	3,653
Harvest Oil & Gas Corp, Common Stock	Energy				158	120	1,308	997	—	—	—	—	1,466	1,117
Harvey Industries Inc, Common Stock	Capital Goods				667	1,350	2,000	4,050	—	—	—	—	2,667	5,400
HM Dunn Co Inc, Preferred Stock, Series A(3)	Capital Goods				—	—	—	—	—	—	—	—	—	—
HM Dunn Co Inc, Preferred Stock, Series B(3)	Capital Goods				—	—	—	—	—	—	—	—	—	—
Industrial Group Intermediate Holdings LLC, Common Stock	Materials				2,679	3,416	221	281	—	—	—	—	2,900	3,697
JHC Acquisition LLC, Common Stock	Capital Goods				1,449	1,880	8,068	10,468	—	—	—	—	9,517	12,348
JSS Holdings Ltd, Net Profits Interest	Capital Goods				—	469	—	424	—	64	—	—	—	957
JW Aluminum Co, Common Stock(3)	Materials				—	—	—	—	—	—	—	—	—	—
JW Aluminum Co, Preferred Stock(3)	Materials	12.50% PIK		11/17/25	33,914	49,830	5,194	10,265	5,193	10,263	—	—	44,301	70,358
MB Precision Holdings LLC, Class A-2 Units(3)	Capital Goods				2,288	—	—	—	—	—	—	—	2,288	—
MB Precision Holdings LLC, Preferred Stock(3)	Capital Goods				8,774	3,539	—	—	—	—	—	—	8,774	3,539
Misys Ltd, Preferred Stock	Software & Services	L+1,025			—	—	—	—	—	—	2,788	2,695	2,788	2,695
Mood Media Corp, Common Stock(3)	Media				12,644	10,906	—	—	—	—	—	—	12,644	10,906
North Haven Cadence Buyer Inc, Common Stock	Consumer Services				2,917	4,958	833	1,417	208	354	—	—	3,958	6,729
Polyconcept North America Inc, Class A-1 Units	Consumer Durables & Apparel				—	—	—	—	—	—	62	94	62	94
Power Distribution Inc, Common Stock	Capital Goods				2,077	467	923	208	231	52	—	—	3,231	727
Professional Plumbing Group Inc, Common Stock	Materials				3,000	8,250	—	—	—	—	—	—	3,000	8,250

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation II and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of March 31, 2019

(Dollar Amounts in Thousands)

					FS Investment Corporation II		FS Investment Corporation III		FS Investment Corporation IV		Corporate Capital Trust II		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Ridgeback Resources Inc, Common Stock	Energy				5,022	3,885	5,082	3,932	—	—	—	—	10,104	7,817
Sequential Brands Group Inc., Common Stock	Consumer Durables & Apparel				5,517	523	1,693	160	—	—	—	—	7,210	683
Sorenson Communications LLC, Common Stock	Telecommunication Services				—	33,620	—	—	—	—	—	—	—	33,620
SSC (Lux) Limited S.a r.l., Common Stock	Health Care Equipment & Services				5,227	6,403	2,273	2,784	227	279	—	—	7,727	9,466
Sunnova Energy Corp, Preferred Stock	Energy				374	413	561	619	—	—	—	—	935	1,032
Sunnova Energy Corp, Common Stock	Energy				1,444	477	2,166	716	—	—	—	—	3,610	1,193
Swift Worldwide Resources Holdco Ltd, Common Stock	Energy				2,009	438	—	—	—	—	—	—	2,009	438
Templar Energy LLC, Common Stock	Energy				6,101	404	1,104	73	—	—	—	—	7,205	477
Templar Energy LLC, Preferred Stock	Energy				4,751	1,189	859	215	—	—	—	—	5,610	1,404
Titan Energy LLC, Common Stock(3)	Energy				6,321	20	2,299	7	—	—	—	—	8,620	27
Trace3 Inc, Common Stock	Software & Services				332	1,513	77	352	16	70	—	—	425	1,935
VICI Properties Inc, Common Stock	Consumer Services				—	—	—	—	—	—	1,228	1,445	1,228	1,445
Warren Resources Inc, Common Stock(3)	Energy				11,145	6,995	4,695	2,947	—	—	—	—	15,840	9,942
White Star Petroleum LLC, Common Stock	Energy				1,372	363	1,477	391	—	—	—	—	2,849	754
Zeta Interactive Holdings Corp, Preferred Stock, Series E-1	Software & Services				4,929	6,649	8,357	11,275	—	—	—	—	13,286	17,924
Zeta Interactive Holdings Corp, Preferred Stock, Series F	Software & Services				4,929	5,961	8,357	10,108	—	—	—	—	13,286	16,069
Zeta Interactive Holdings Corp, Warrant	Software & Services			4/20/27	—	247	—	420	—	—	—	—	—	667

Total Equity/Other					263,808	285,221	111,718	74,852	6,836	12,146	4,254	4,414	386,616	376,633

TOTAL INVESTMENTS					4,799,885	4,634,818	3,809,962	3,671,558	314,225	311,687	185,398	179,230	9,109,470	8,797,293

(1)	Security may be an obligation of one or more entities affiliated with the named company.
(2)	Asset is on non-accrual status.
(3)

The combined company is deemed to be an “affiliated person” of the portfolio company. Under the Investment Company Act of 1940, as amended, the combined company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of March 31, 2019, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.”

*	PIK means Paid-in-kind

See notes to pro forma condensed consolidated financial statements.

CAPITALIZATION

The following table sets forth (1) FSIC II’s, FSIC III’s, FSIC IV’s and CCT II’s actual capitalization at March 31, 2019 and (2) FSIC II’s capitalization as adjusted to reflect the effects of the Mergers. You should read this table together with FSIC II’s, FSIC III’s, FSIC IV’s and CCT II’s condensed consolidated financial data and the pro forma financial information included elsewhere in this joint proxy statement/prospectus.

	As of March 31, 2019 (unaudited, dollar amounts in thousands, except per share data)
	Actual FS Investment Corporation II	Actual FS Investment Corporation III	Actual FS Investment Corporation IV	Actual Corporate Capital Trust II	Pro Forma Adjustments(1)	Pro Forma FS Investment Corporation II Combined
Cash and cash equivalents	$117,695	$74,116	$4,044	$2,445	$(23,594)	$174,706
Debt
Total Debt (principal outstanding)	$2,108,336	$1,544,668	$32,500	$75,636		$3,761,140
Stockholders’ Equity
FSIC Common stock	$326	$290	$32	$12		$661
Capital in excess of par value	2,990,149	2,526,039	342,193	112,083		5,946,869
Retained earnings (accumulated deficit)	(414,258)	(313,672)	(4,508)	(4,881)		(737,319)

Total stockholders’ equity	$2,576,217	$2,212,657	$337,717	$107,214	$(23,594)	$5,210,211

Total Capitalization	$4,802,248	$3,831,441	$374,261	$185,295		$9,146,057

Total shares outstanding	326,339,625	290,276,971	31,589,690	12,320,120		661,180,234	(2)
Net assets per share	$7.89	$7.62	$10.69	$8.70		$7.88

(1)	See notes to pro forma financial statements for explanations of Pro Forma Adjustments

(2)

Shares of FSIC II Common Stock issued to FSIC III, FSIC IV and CCT II stockholders based on exchange ratios of 0.963, 1.324 and 1.098 shares of FSIC II Common Stock for each share of FSIC III Common Stock, FSIC IV Common Stock and CCT II Common Stock, respectively. For purposes of calculating the exchange ratio, FSIC II’s, FSIC III’s, FSIC IV’s, and CCT II’s respective NAV prior to the Mergers was adjusted by estimated cash distributions and transaction costs as discussed in Note A to Note 3 to the pro forma condensed consolidated financial statements (unaudited) included herein. New shares of FSIC II Common Stock issued equal the respective adjusted net assets of FSIC III, FSIC IV and CCT II of $2,202,437, $329,596 and $106,511, divided by FSIC II’s adjusted NAV per share of FSIC II Common Stock as of March 31, 2019 of $7.88.

THE MERGERS

The discussion in this joint proxy statement/prospectus, which includes a summary of the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

General Description of the Mergers

Pursuant to the terms of the Merger Agreement, Merger Sub 1 will be merged with and into FSIC III. FSIC III will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. Immediately thereafter, FSIC III will merge with and into FSIC II in accordance with the MGCL, with FSIC II as the surviving company.

Pursuant to the terms of the Merger Agreement, Merger Sub 2 will be merged with and into CCT II. CCT II will be the surviving company and will continue its existence as a Delaware statutory trust organized under the laws of the State of Delaware. Immediately thereafter, CCT II will merge with and into FSIC II in accordance with the MGCL and the Delaware Statutory Trust Act, with FSIC II as the surviving company.

Pursuant to the terms of the Merger Agreement, Merger Sub 3 will be merged with and into FSIC IV. FSIC IV will be the surviving company and will continue its existence as a Maryland corporation incorporated under the laws of the State of Maryland. Immediately thereafter, FSIC IV will merge with and into FSIC II in accordance with the MGCL, with FSIC II as the surviving company.

If Merger 1A is consummated, each FSIC III stockholder will be entitled to receive, for each share of FSIC III Common Stock, that number of shares of FSIC II Common Stock with a NAV equal to the NAV of such share of FSIC III Common Stock, in each case calculated as of the Determination Date. If Merger 2A is consummated, each CCT II stockholder will be entitled to receive, for each share of CCT II Common Stock, that number of shares of FSIC II Common Stock with a NAV equal to the NAV of such share of CCT II Common Stock, in each case calculated as of the Determination Date. If Merger 3A is consummated, each FSIC IV stockholder will be entitled to receive, for each share of FSIC IV Common Stock, that number of shares of FSIC II Common Stock with a NAV equal to the NAV of such share of FSIC IV Common Stock, in each case calculated as of the Determination Date.

Immediately following the Mergers, FSIC II will continue its operations as conducted before the Mergers.

Background of the Mergers

Each of the Fund Boards meets regularly to provide governance and oversight for the ongoing operation of the business of the applicable Fund Parties, with a focus on investor protection and maximizing stockholder value. Among other things, the Fund Boards review long-term strategic plans and consider ways to provide liquidity options for the Fund Parties’ stockholders. As part of that review and the Fund Boards’ ongoing evaluation of business opportunities, each Fund Board has periodically considered and engaged in discussions concerning possible strategic options, including the listing of the applicable Fund Party’s common stock on a national securities exchange, as well as potential mergers, acquisitions, joint ventures and other similar transactions.

At the direction of the Advisor, in January and February 2019, representatives of the Advisor and representatives of Dechert LLP (“Dechert”), counsel to the Advisor and each of the Fund Parties, Stradley Ronon Stevens & Young, LLP (“Stradley”), independent legal counsel to the independent directors of the FS Funds, Shearman & Sterling LLP (“Shearman”), independent legal counsel to the independent trustees of CCT II, Miles & Stockbridge P.C. (“Miles & Stockbridge”), special counsel to the FS Funds with regard to Maryland law issues, and Richards Layton & Finger, P.A. (“Richards Layton”), special counsel to CCT II with regard to Delaware law issues, discussed certain legal considerations relating to potential strategic alternatives involving one or more of the Fund Parties.

On February 19, 2019, the FS Funds held a joint quarterly board meeting, at which representatives of the Advisor, Dechert, Stradley and Miles & Stockbridge were also present. During the meeting, participants discussed various strategic options for the FS Funds. One of the strategic options discussed with the FS Boards involved a potential merger transaction involving one or more of the Fund Parties (the “Non-Traded Merger Transaction”). The FS Boards preliminarily discussed the potential benefits of such a transaction in terms of scale, diversification and investment opportunity, including that the Non-Traded Merger Transaction could be a step toward a liquidity event for stockholders of the combined fund through a listing of its common stock on a national securities exchange.

In addition to the foregoing, the Advisor also presented to the FS Boards on various strategic alternatives to a possible Non-Traded Merger Transaction, including (i) a merger of the FS Funds into an existing public entity, such as FSK, (ii) the direct public listing of shares of one or more of the FS Funds on a national securities exchange and (iii) the liquidation of one or more of the FS Funds. The Advisor also presented to the FS Boards on the possibility of restructuring the capital stock (into a mix of common stock and preferred stock) of one or more of the FS Funds. As part of this discussion, the Advisor presented information regarding potential indicative terms of preferred stock that could be issued by the FS Funds, or that could be issued by FSK to stockholders of one or more of the FS Funds if one or more of the FS Funds merged with and into FSK. In addition to requesting additional information and analysis generally with respect to potential strategic alternatives, the FS Boards specifically requested additional information and analysis with respect to the preferred stock that could be created through the reorganization of the equity of one or more of the FS Funds, including analysis on the comparability of the indicative terms of such preferred stock to other comparable preferred equity securities and the impact, if any, of the preferred stock on the future marketability of the common stock of the Fund Parties. At the February 19, 2019 joint quarterly board meeting, a representative of Dechert presented to the FS Boards on director responsibilities and duties, as well as regulatory matters, to prepare the FS Boards to consider potential strategic alternatives involving one or more of the Fund Parties. After the meeting, the FS Fund Independent Directors met in executive session with Stradley to discuss the various strategic alternatives presented, the directors’ responsibilities in considering alternatives and the potential engagement of a financial advisor to assist the FS Boards, and to discuss additional information not already requested during the February 19, 2019 meeting.

On March 4, 2019, CCT II held a quarterly board meeting, at which representatives of the Advisor, Dechert, Shearman and Richards Layton were also present. At the meeting, representatives of the Advisor and Dechert discussed with the CCT II Board the Non-Traded Merger Transaction and various potential strategic alternatives to the Non-Traded Merger Transaction, covering each of the topics covered with the FS Boards on February 19, 2019. In addition to requesting additional information and analysis generally with respect to potential strategic alternatives, the CCT II Board specifically requested additional information and analysis with respect to the preferred stock, including analysis on the comparability of the indicative terms of such preferred stock to other comparable preferred equity securities and the impact, if any, of the preferred stock on the future marketability of the common stock of the Fund Parties. A representative of Dechert also presented to the CCT II Board on trustee responsibilities and duties, as well as regulatory matters, to prepare the CCT II Board to consider potential strategic alternatives involving one or more of the Fund Parties.

After the March 4, 2019 quarterly CCT II Board meeting, the CCT II Independent Trustees met in executive session with Shearman to discuss the various proposals. At the request of the CCT II Independent Trustees, Shearman also provided them with a memorandum summarizing their responsibilities and duties in evaluating a proposed merger transaction.

On April 3, 2019, the Fund Boards held a joint special meeting. Representatives of Dechert, J.P. Morgan, Stradley and Shearman were also present at the meeting. At the meeting, representatives of the Advisor provided an update to the Fund Boards regarding the Advisor’s additional planning and analysis regarding potential strategic alternatives, including the Non-Traded Merger Transaction. At the meeting, representatives of J.P. Morgan provided details about J.P. Morgan’s qualifications, expertise and experience for a potential engagement by the Fund Parties in connection with analyzing potential strategic alternatives, including the Non-Traded Merger Transaction and the Recapitalization Transaction. At the meeting, the Fund Boards discussed the anticipated scope and nature of J.P. Morgan’s potential engagement.

On April 4, 2019, the FS Fund Independent Directors met in executive session with Stradley to discuss J.P. Morgan’s qualifications to evaluate and advise on the potential strategic alternatives for the FS Funds, including its extensive experience in these types of transactions, and the specific experience of certain FS Fund Independent Directors with respect to the engagement of J.P. Morgan in 2018 by the Independent Directors of FS Investment Corporation (the predecessor of FSK) to provide analysis and advice regarding the merger between FS Investment Corporation and Corporate Capital Trust, Inc. that resulted in the combined FSK entity.

Dechert, at the direction of the Advisor, prepared a draft of the Merger Agreement, which was provided to the Fund Boards, Stradley and Shearman on April 23, 2019. During April and May 2019, the directors on the Fund Boards and Stradley, on behalf of the FS Fund Independent Directors, and Shearman, on behalf of the CCT II Independent Trustees, provided input on the draft Merger Agreement to the Advisor and Dechert. Miles & Stockbridge and Richards Layton provided input regarding Maryland law and Delaware law matters, respectively.

On April 16, 2019, a representative of J.P. Morgan sent a representative of the Advisor a draft engagement letter pursuant to which J.P. Morgan would be engaged as the joint financial advisor of the Fund Parties in connection with the Non-Traded Merger Transaction. The Advisor, Dechert, Stradley, on behalf of the FS Fund Independent Directors, and Shearman, on behalf of the CCT II Independent Trustees, discussed the potential engagement of J.P. Morgan and reviewed the terms of the draft engagement letter. On April 29, 2019, the Advisor sent comments on the draft J.P. Morgan engagement letter to J.P. Morgan on behalf of each of the Fund Parties.

On April 30, 2019, a joint quarterly meeting of the FS Boards was held, at which representatives of Dechert, Stradley and J.P. Morgan were also present. At the meeting, the Advisor reviewed the prior information presented and discussions regarding potential strategic alternatives, including the Non-Traded Merger Transaction, Recapitalization Transaction and the Listing. The Advisor provided the FS Boards with additional information, including information that had been requested by the FS Boards. Such information included blended yield projections assuming various different yields on the common stock and preferred stock of a combined company and how such blended rates compared with each Fund Parties’ current yield. In addition, the Advisor discussed the proposed engagement of J.P. Morgan by the Fund Parties and J.P. Morgan’s qualifications for such engagement. J.P. Morgan also presented to the FS Boards on strategic alternatives available to the Fund Parties, including the benefits, considerations and financial impacts of the Non-Traded Merger Transaction, and on the indicative terms of the potential Recapitalization Transaction, including reviewing the benefits and considerations related to the Recapitalization Transaction, comparing the indicative terms of the preferred stock to be issued in the Recapitalization Transaction to other comparable preferred equity securities and discussing the impact of the potential Recapitalization Transaction on the supportable dividend and valuation of the common stock of the combined company. After the meeting, the FS Fund Independent Directors met in executive session with representatives of Stradley to discuss, among other things, the proposed transactions.

On May 1, a quarterly meeting of the CCT II Board was held, at which representatives of Dechert, Shearman and J.P. Morgan were also present. At the meeting, the Advisor and J.P. Morgan covered each of the same topics discussed with the FS Boards on April 30, 2019, and the Advisor provided the CCT II Board with additional information, including information that was provided to the FS Boards at the April 30, 2019 joint quarterly FS Fund board meeting. After the meeting, the CCT II Independent Trustees met in executive session with representatives of Shearman to discuss, among other things, the proposed transactions.

Following the April 30, 2019 meeting and throughout May 2019, the Fund Boards provided various comments to the indicative terms of the preferred stock to be issued in the Recapitalization Transaction.

On May 20, 2019, a representative of the Advisor sent to each Fund Board an updated version of the draft J.P. Morgan engagement letter, a revised draft of the Merger Agreement, an updated summary of the draft Merger Agreement and a copy of certain proposed amendments of the FSIC II investment advisory agreement to become effective upon the closing of the Non-Traded Merger Transaction and related documents. The Advisor also circulated certain materials prepared in response to questions presented by Stradley to assist the FSIC II Board in considering the proposed amendments to the FSIC II investment advisory agreement pursuant to Section 15(c) of the 1940 Act.

On May 21, 2019, a representative of the Advisor sent to each Fund Board a presentation prepared by J.P. Morgan providing selected financial analysis of the Non-Traded Merger Transaction and the Recapitalization Transaction.

On May 23, 2019, a joint special meeting of the Fund Boards was held. Representatives of the Advisor, Dechert, Stradley, Shearman and J.P. Morgan were also present at the meeting. The Advisor reviewed the prior information presented and discussions regarding potential strategic alternatives, including the Non-Traded Merger Transaction, and provided the Fund Boards with information and analysis regarding the Recapitalization Transaction. The Advisor also provided materials relating to potential amendments to FSIC II’s investment advisory agreement and potential amendments to the organizational documents of the Fund Parties all prepared in contemplation of the proposed transactions, including the Non-Traded Merger Transaction and the Listing. At the meeting, the Advisor also presented revised indicative terms of preferred stock to be issued in the Recapitalization Transaction. At the meeting, the Fund Boards also reviewed certain proposed changes to the charter and bylaws of the FS Funds proposed in connection with the proposed transactions. In addition, representatives of the Advisor presented to the Fund Boards on the J.P. Morgan engagement letter and the scope of services to be rendered thereunder. Following discussion among the Fund Boards, each of the Fund Boards approved the engagement of J.P. Morgan as the joint financial advisor of the Fund Parties pursuant to the terms of the J.P. Morgan engagement letter.

In addition, at the joint special meeting of the Fund Boards held on May 23, 2019, J.P. Morgan presented to the Fund Boards regarding considerations in connection with the Non-Traded Merger Transaction. J.P. Morgan noted that because the Non-Traded Merger Transaction will be executed on a NAV-for-NAV basis, no stockholders of the Fund Parties will suffer economic dilution. J.P. Morgan also presented to the Fund Boards on certain financial considerations relating to the impact of the Recapitalization Transaction.

On May 28, 2019, the FS Boards met in executive session with Stradley and the CCT II Board met in executive session with Shearman to discuss, among other things, the structure of the proposed transactions. The Fund Boards discussed the terms of the Non-Traded Merger Transaction and the Recapitalization Transaction, along with the responses from the Advisor to the Fund Boards’ various questions and requests. The Fund Boards discussed in detail the proposed terms of the preferred stock of FSIC II that would be issued in the Recapitalization Transaction.

On May 28, 2019, a joint special meeting of the Fund Boards was held, at which representatives of the Advisor, J.P. Morgan, Dechert, Stradley and Shearman were also present. At the meeting, J.P. Morgan presented to the Fund Boards on the work done by J.P. Morgan regarding the Non-Traded Merger Transaction, J.P. Morgan’s financial analysis and J.P. Morgan’s finding that the Non-Traded Merger Transaction would be accretive to stockholders of each of the Fund Parties on a net investment income and dividend per share of common stock basis and, because the Non-Traded Merger Transaction would be executed on a NAV-for-NAV basis, no stockholders of the Fund Parties would suffer economic dilution. At the meeting, J.P. Morgan also again reviewed the strategic alternatives available to the Fund Parties, including maintaining the status quo, a listing of one or more of the Fund Parties, the Non-Traded Merger Transaction, a merger with FSK or another public BDC and the liquidation of one or more of the Fund Parties. After reviewing the benefits and considerations of each strategic alternative with the Fund Boards, J.P. Morgan also noted that the Non-Traded Merger Transaction does not limit and is likely to enhance the strategic alternatives available to the combined company as compared to any individual Fund Party. At the meeting, a representative of Dechert also summarized the key terms of the draft Merger Agreement. At the meeting, the Advisor presented revised indicative terms of the preferred stock to be issued in the Recapitalization Transaction and Fund Boards also reviewed certain proposed changes to the charter and bylaws of the FS Funds.

Following discussion of the foregoing matters, the FSIC II Board, including the FSIC II Independent Directors, among other approvals, unanimously (i) approved and adopted the Merger Agreement, (ii) approved the Non-Traded Merger Transaction and determined that the Non-Traded Merger Transaction and the other transactions contemplated by the Merger Agreement are in the best interest of FSIC II and its stockholders, (iii) determined, in accordance with Rule 17a-8 under the 1940 Act, that the Non-Traded Merger Transaction is in the best interests of FSIC II and its stockholders and will not dilute the interests of the existing FSIC II stockholders, (iv) approved the FSIC II Merger Charter Amendment Proposals and (v) approved the new investment advisory agreement between FSIC II and the Advisor to become effective upon the closing of the Non-Traded Merger Transaction, subject to FSIC II stockholder approval. The FSIC II Board then directed that such matters be submitted to the FSIC II stockholders for approval with the FSIC II Board’s recommendation that the FSIC II stockholders vote to approve them.

In addition, at the May 28, 2019 special meeting, the FSIC II Board adopted an exclusive forum bylaws amendment as described in the current report on Form 8-K filed by FSIC II on June 3, 2019. Also at the May 28, 2019 special meeting, the FSIC II Board suspended the FSIC II share repurchase program, effective as of May 31, 2019.

Following a discussion, the FSIC III Board, the CCT II Board and the FSIC IV Board, including each applicable Fund Board’s Independent Directors, by the unanimous vote of their respective directors, among other things, (i) approved and adopted the Merger Agreement, (ii) approved the applicable Mergers and determined that the Non-Traded Merger Transaction and the other transactions contemplated by the Merger Agreement are in the best interest of the respective Fund Party and its stockholders, (iii) determined, in accordance with Rule 17a-8 under the 1940 Act, that the Non-Traded Merger Transaction is in the best interests of the respective Fund Party and its stockholders and will not dilute the interests of the existing stockholders of the respective Fund Party and (iv) approved the FSIC III Charter Amendment Proposals, the CCT II Charter Amendment Proposals and the FSIC IV Charter Amendment Proposals, as applicable. Each of the FSIC III Board, the CCT II Board and the FSIC IV Board then directed that such matters be submitted to the FSIC III stockholders, the CCT II stockholders and the FSIC IV stockholders, respectively, for approval with the respective Fund Board’s recommendation that the FSIC III stockholders, the CCT II stockholders and the FSIC IV stockholders, as applicable, vote to approve the same.

In addition, at the May 28, 2019 special meeting, the FSIC III Board and the FSIC IV Board elected to be subject to Sections 3-803, 3-804(a) and 3-804(c) of the MGCL and adopted certain amendments to the bylaws of FSIC III and FSIC IV, respectively, as described in the current reports on Form 8-K filed by FSIC III and FSIC IV, respectively, on June 3, 2019. At the May 28, 2019 special meeting, the FSIC III Board, the CCT II Board and the FSIC IV Board also suspended the share repurchase programs for FSIC III, CCT II and FSIC IV, as applicable, effective as of May 31, 2019.

On May 30, 2019, a joint special meeting of the Fund Boards was held, at which representatives of the Advisor, J.P. Morgan, Dechert, Stradley and Shearman were also present. At the special meeting, the Advisor presented revised indicative terms of the preferred stock to be issued in the Recapitalization Transaction, if it occurs, and each of the Fund Boards directed that the Recapitalization Transaction Advisory Proposal be submitted to such Fund Party’s stockholders for approval, and recommended that the stockholders of each Fund Party vote to approve the same. The Fund Boards did not approve the Recapitalization Transaction at the meeting.

Reasons for the Mergers

At various Board meetings, the Advisor recommended, and the Fund Boards considered, the approval of the Non-Traded Merger Transaction. In connection with its consideration, the FS Fund Independent Directors and CCT II Independent Directors requested, and the Advisor provided, information regarding the various options that were available for the Fund Parties, as well as extensive information regarding the Non-Traded Merger Transaction, the Recapitalization Transaction and the Listing, and the anticipated effect of these transactions, both in the short term and over the longer term. Over the course of their review of the materials and information provided and its consideration of the Non-Traded Merger Transaction, the Fund Boards consulted with management of the Fund Parties, the Advisor and the Fund Parties’ legal and financial advisors. In addition, the FS Fund Independent Directors were advised by Stradley, their independent legal counsel, and the CCT II Independent Trustees were advised by Shearman, their independent legal counsel, regarding the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties under state and federal law in approving the Non-Traded Merger Transaction. The Fund Boards considered numerous factors, including but not limited to those described below, in connection with their consideration and approval of the Non-Traded Merger Transaction. On May 28, 2019, each Fund Board, including its Independent Directors, unanimously determined that the Non-Traded Merger Transaction is in the best interests of the applicable Fund Party and in the best interests of the applicable Fund Party’s stockholders, and that the interests of the applicable Fund Party’s existing stockholders will not be diluted as a result of the Non-Traded Merger Transaction.

In considering the Non-Traded Merger Transaction and the Merger Agreement, the Funds Boards reviewed detailed comparative information about the Fund Parties including, among other items: (i) their investment goals, strategies, policies and restrictions; (ii) their individual holdings, the asset mix of each Fund Party’s portfolio and the quality of such holdings; (iii) their existing leverage facilities; (iv) their short-term and long-term investment performance history; (v) their net investment income and quality of earnings and the anticipated effect of the Non-Traded Merger Transaction on future net investment income and quality of earnings; (vi) the amount of past distributions and distribution coverage and the anticipated effect of the Non-Traded Merger Transaction on future distributions and distribution coverage; and (vii) their respective expense ratios. In addition, the Fund Boards reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to each of the Fund Parties as a result of the Non-Traded Merger Transaction, and the anticipated investment and financial synergies to be experienced by the combined company in the short term and over the longer term.

Each Fund Board, including the Independent Directors of each Fund Board, weighed various benefits and risks in considering the Non-Traded Merger Transaction, both with respect to the immediate effects of the Mergers on each Fund Party and its stockholders and with respect to the potential benefits that could be experienced by the combined company after the Non-Traded Merger Transaction. These benefits include the potential for a listing of the combined company’s common stock on a national securities exchange and the related potential liquidity option for stockholders. In weighing these various benefits and risks, each Fund Board considered the benefits and risks related to the participation of each Fund Party in the Non-Traded Merger Transaction on a Fund Party-by-Fund Party basis. Some of the material factors considered by the Fund Boards that assisted it in concluding that the Non-Traded Merger Transaction is in the best interests of Fund Parties and their stockholders included, among others:

Investment Strategies and Risks. The Fund Boards reviewed each Fund Parties’ investment programs and noted that they have substantially identical investment objectives, strategies and risks and that each focuses primarily on making credit investments in privately-held middle-market companies. The Fund Boards considered that the Fund Parties are each managed by the Advisor and, after the Non-Traded Merger Transaction, the stockholders of each Fund Party would be invested in a similarly structured investment vehicle and that their investment experience would likely be comparable in the combined company.

Advisor. The Fund Boards considered that the combined company would have the same Advisor and management team that have already been considered and approved by the Fund Parties and their respective Independent Directors. The Fund Boards believed that, because there would be no change in the investment advisor, the combined company and the Fund Parties’ stockholders would receive the same quality of services from the Advisor as they are currently receiving and would continue to benefit from the experience and expertise of its current portfolio management and credit team. In this regard, the Fund Boards viewed favorably the overall investment and operational performance of the Advisor since taking over the management of the Fund Parties in April 2018, as well as the Advisor’s demonstrated competence in evaluating the Non-Traded Merger Transaction for the benefit of stockholders of the Fund Parties.

Reduction in General and Administrative Expenses. The Fund Boards considered that, as a result of the Non-Traded Merger Agreement, the ratio of the combined company’s fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, insurance, audit fees and other expenses) to assets is expected to be lower than the current expense ratio of any of the Fund Parties on a stand-alone basis. The Fund Boards noted that, if the Non-Traded Merger Transaction is approved, the fixed costs and expenses would be spread across a larger asset base and duplicative fixed costs would be eliminated. As a result, although certain one-time costs would be borne by the Fund Parties’ stockholders in connection with the Non-Traded Merger Transaction, the annual operating expenses borne by the Fund Parties’ stockholders on a pro rata basis is expected to be reduced in part by the reduction in general and administrative expenses. The Fund Boards and their Independent Directors found that the expected decrease in the expense ratio of the combined company would benefit the stockholders of each Fund Party if the Non-Traded Merger Transaction is consummated. In addition, the Fund Boards considered the proposed changes to the investment advisory agreement and the net effect of those changes on the combined company and on each Fund Party’s stockholders. See “FSIC II Proposal 12: Approval of Advisory Agreement Amendment Proposal” for a discussion of the proposed amendments to the FSIC II Investment Advisory Agreement.

No Dilution. The Fund Boards considered that the Non-Traded Merger Transaction will be executed on a NAV-for-NAV basis (determined shortly before the Closing Date on the basis of methodologies that were considered and approved by the Fund Boards) and therefore the interests of the Fund Parties’ existing stockholders will not be diluted as a result of the Non-Traded Merger Transaction.

Portfolio Diversification and Asset Mix. The Fund Boards considered that the combined company would have a portfolio that was more diversified than the portfolio of any Fund Party on a stand-alone basis, including with respect to concentration of each Fund Party’s top ten investments and each Fund Party’s exposure to single issuers as a percentage of fair value. The Fund Boards noted that the combined company would continue to have a portfolio primarily focused on senior secured debt and floating rate debt.

Positioning of Combined Company Following Non-Traded Merger Transaction and Future Optionality. The Fund Boards considered the positioning of the combined company as compared to each Fund Party on a stand-alone basis, including in the context of the Recapitalization Transaction and the Listing. The Fund Boards noted that the combined company would be the second largest BDC on a pro forma basis as of March 31, 2019, which would create significant scale and visibility in the public markets. The Fund Boards also considered that following the Recapitalization Transaction, the combined company is expected to be able to sustain up to a 9-10% dividend yield on NAV for its common stock on a pro forma basis as of March 31, 2019, which would be competitive with some of the largest Listed BDCs with a track record of consistently covering their dividend. The Board also noted that at a 9-10% dividend yield, the combined company’s projected annualized net investment income on a pro forma basis as of March 31, 2019 is estimated to represent 105%–110% of its dividend and that Listed BDCs that have a track record of consistently funding their distributions through net investment income typically trade at a higher valuation (price-to-book) than their peers. The Fund Boards also considered that the Recapitalization Transaction may help mitigate potential technical pressure on the combined company’s common stock upon the Listing by reducing the public float of the common stock.

The Fund Boards also noted that the benefits derived by the Fund Parties from the Non-Traded Merger Transaction, such as reduced general and administrative expenses and enhanced portfolio diversification, are not dependent on the Recapitalization Transaction or the Listing. The Fund Boards also considered that the Non-Traded Merger Transaction does not limit the strategic alternatives available for the combined company following the Non-Traded Merger Transaction and may enhance the optionality the combined company would have as compared to any individual Fund Party. The Fund Boards noted that the Advisor and the FSIC II Board could take into account changes to performance, market conditions and the valuations of Listed BDC peers prior to the Recapitalization Transaction or the Listing, and that the Non-Traded Merger Transaction is not contingent on the Recapitalization Transaction or the Listing.

Tax-Free Reorganization. The Fund Boards considered that the Non-Traded Merger Transaction is anticipated to be treated as a tax-free reorganization for federal income tax purposes and the Fund Parties’ stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Non-Traded Merger Transaction.

New Opportunities. The CCT II Board noted the relatively small size of CCT II in relation to the other Fund Parties, and that the Non-Traded Merger Transaction would benefit CCT II’s shareholders by providing a much larger investment platform and allow it to participate in more investment opportunities than would be available if it were to continue independently.

Other Considerations. The Fund Boards noted that the Non-Traded Merger Transaction is not expected to affect the ability of the Fund Parties to comply with its respective regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs

When considering the information described above, including all of the anticipated effects of the Non-Traded Merger Transaction on each Fund Party and its respective stockholders and the related pro forma information, the Fund Boards noted

that information based on projections and assumptions may be incorrect, is subject to change, and may fluctuate over time. The Fund Boards acknowledged that the pro forma information and the projections and assumptions on which the potential expenses, earnings, yield and dividend information, among others, is based depends on many factors and variables, including among other things, asset mix, the performance of individual investments, changing cost of service providers, portfolio turnover level, leverage, the cost of leverage, changes in interest rates and general market conditions. The Fund Boards noted that there is no assurance that any of the potential benefits to the Fund Parties or their respective stockholders as a result of the Non-Traded Merger Transaction and the Recapitalization Transaction and the Listing, if applicable, will be realized, including any anticipated synergies, and that the combined company could experience detrimental effects that had not been anticipated.

The Fund Boards also considered that while the listing of shares of FSIC II common stock on a national securities exchange is contemplated to occur following the closing of the Non-Traded Merger Transaction, the occurrence of such a listing would be contingent upon market conditions and other factors. In addition, the Fund Boards considered that the shares of FSIC II preferred stock that would be issued in the Recapitalization Transaction, if it occurs, would be illiquid assets without a secondary trading market. The Fund Boards considered that even if a secondary trading market develops for the preferred stock, the market may not be liquid and the preferred stock may trade at a significant discount compared to more liquid securities. In addition, the Fund Boards considered that if the FSIC II Board determined to list the shares of preferred stock on a national securities exchange at a future point, the shares of preferred stock may trade at a significant discount to their liquidation preference, depending upon prevailing interest rates, the market for similar securities and FSIC II’s financial and operating performance, among other factors.

In the course of their deliberations, the Fund Boards also considered a variety of risks and other potentially negative factors, including, but not limited to (and which are not in any relative order of importance): (i) that it would be possible that the Non-Traded Merger Transaction may not be completed or may be delayed; (ii) that it is possible that certain but not all of the mergers contemplated by the Merger Agreement would be completed; (iii) that certain restrictions may be imposed on the conduct of the Fund Parties’ businesses prior to completion of the Non-Traded Merger Transaction, requiring the Fund Parties to conduct their respective businesses only in the ordinary course of business in all material respects, subject to specific limitations, which could delay or prevent the Fund Parties from undertaking business opportunities that may arise pending completion of the Non-Traded Merger Transaction; (iv) the existing relationship between the Fund Parties and the Advisor and potential conflicts of interest in connection with the Non-Traded Merger Transaction, the Recapitalization Transaction and the potential Listing; (v) in general, each Fund Party will be responsible for expenses incurred by such Fund Party in connection with the Non-Traded Merger Transaction and the completion of the transactions contemplated by the Merger Agreement, whether or not the mergers are consummated, including such Fund Party’s allocated portion of costs and expenses of any filing and other fees payable by the Fund Parties to the SEC in connection with the Non-Traded Merger Transaction; (vi) the possibility that demands on management resources during the period prior to completion of the Non-Traded Merger Transaction may adversely affect the Fund Parties businesses; (vii) that the Acquired Funds are not entitled to appraisal rights under Maryland or Delaware law, as applicable; and (viii) various other risks, including those described in the section entitled “Risk Factors” and in the section entitled “Special Note Regarding Forward-Looking Statements.”

This discussion of the information and factors that the Fund Boards considered in making their decision is not intended to be exhaustive, but includes the material factors considered by the Fund Boards. Because of the wide variety of factors considered in connection with its evaluation of the Non-Traded Merger Transaction and Merger Agreement and the complexity of those matters, the Fund Boards did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the Fund Boards may have given different weights to different factors.

Each of the Fund Boards, including the Independent Directors of each Fund Board, considered all of these factors and others as a whole and, on balance, determined that the Non-Traded Merger Transaction is in the best interests of such Fund Party’s stockholders and unanimously approved the Non-Traded Merger Transaction and the Merger Agreement.

FSIC II Board Recommendation

The FSIC II Board, including the FSIC II Independent Directors, have unanimously approved the Merger Agreement and related transactions, including the Non-Traded Merger Transaction, and unanimously recommend that the FSIC II stockholders vote “FOR” the FSIC II Merger Proposal. The FSIC II Board unanimously recommends that FSIC II stockholders vote “FOR” the FSIC II Merger Charter Amendment Proposals, the Recapitalization Advisory Proposal, the Listing Charter Amendment Proposals, the Advisory Agreement Amendment Proposal, the FSIC II Director Election Proposal and the FSIC II Auditor Ratification Proposal.

FSIC III Board Recommendation

The FSIC III Board, including the FSIC III Independent Directors, have unanimously approved the Merger Agreement and related transactions, including Merger 1A, and unanimously recommend that the FSIC III stockholders vote “FOR” the FSIC III Merger Proposal. The FSIC III Board unanimously recommends that the FSIC III stockholders vote “FOR” the FSIC III Charter Amendment Proposal, the Recapitalization Advisory Proposal, the FSIC III Director Election Proposal and the FSIC III Auditor Ratification Proposal.

CCT II Board Recommendation

The CCT II Board, including the CCT II Independent Trustees, have unanimously approved the Merger Agreement and related transactions, including the Merger 2A, and unanimously recommend that the CCT II stockholders vote “FOR” the CCT II Merger Proposal. The CCT II Board unanimously recommends that the CCT II stockholders vote “FOR” the CCT II Charter Amendment Proposals, the Recapitalization Transaction Advisory Proposal, the CCT II Director Election Proposal and the CCT II Auditor Ratification Proposal.

FSIC IV Board Recommendation

The FSIC IV Board, including FSIC IV Independent Directors, have unanimously approved the Merger Agreement and related transactions, including Merger 3A, and unanimously recommend that the FSIC IV stockholders vote “FOR” the FSIC IV Merger Proposal. The FSIC IV Board unanimously recommends that the FSIC IV stockholders vote “FOR” the FSIC IV Charter Amendment Proposals, the Recapitalization Advisory Proposal, the FSIC IV Director Election Proposal and the FSIC IV Auditor Ratification Proposal.

Regulatory Approvals Required for the Merger

The obligations of the Fund Parties to complete the Mergers are subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). The Fund Parties have agreed to cooperate with each other and use their reasonable best efforts to obtain all consents, authorizations, approvals, exemptions or nonobjections from any governmental or regulatory authority necessary to consummate the Mergers. Early termination of the waiting period under the HSR Act was granted on July 26, 2019.

Third-Party Consents Required for the Merger

The Fund Parties have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Mergers, in the most expeditious manner practicable. There can be no assurance that any consents, approvals, confirmations or authorizations will be obtained or that such consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. The Fund Parties each encourage you to read the Merger Agreement carefully and in its entirety.

Closing; Completion of the Proposed Mergers

It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the Annual Meetings and the satisfaction of the other closing conditions set forth in the Merger Agreement.

The Mergers will occur no later than five (5) business days after the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement or at another time as may be agreed to in writing by the Fund Parties. If the stockholders of the Fund Parties’ approve the applicable Merger Proposal and the applicable Merger Charter Amendment Proposals (the “Stockholder Matters”) at the Annual Meetings, and the other conditions to closing the Mergers are satisfied or waived, the Fund Parties expect to complete the Mergers in the fourth quarter of 2019.

Merger Consideration

If each of the Mergers is consummated, each stockholder of the Acquired Funds will be entitled to receive for each share of common stock of such Acquired Fund held, that number of shares of FSIC II Common Stock equal to the applicable Exchange Ratio, subject to adjustment pursuant to the terms of the Merger Agreement and, at the election of FSIC II, payment of cash in lieu of fractional shares. The Exchange Ratio for each Acquired Fund is calculated based on the NAV per share of FSIC II Common Stock and the NAV per share of FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, as applicable, each as of the Determination Date. Each Exchange Ratio will be appropriately adjusted (to the extent not already taken in account in determining the NAV per share of FSIC II Common Stock, FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, as applicable) if, between the Determination Date and the applicable Effective Time, the respective outstanding shares of FSIC II Common Stock, FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, as applicable, have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period. If FSIC II elects to pay cash in lieu of issuing fractional shares, holders of shares of FSIC III Common Stock, CCT II Common Stock and FSIC IV Common Stock, as applicable, who would otherwise have been entitled to receive a fraction of a share of FSIC II Common Stock will receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of FSIC II Common Stock multiplied by (ii) the NAV per share of FSIC II Common Stock as of the Determination Date.

Dividends and Distributions

No dividends or other distributions with respect to FSIC II Common Stock will be paid to the holder of any unsurrendered shares of FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, as applicable, with respect to shares of the FSIC II Common Stock represented thereby. Following the closing of the Mergers, the record holders of such shares shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the applicable Effective Time theretofore payable with respect to the whole shares of FSIC II Common Stock represented by such shares of FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, as applicable, and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of FSIC II Common Stock represented by such shares of FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock, as applicable, with a record date after the applicable Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of the FSIC II Common Stock issuable with respect to such shares of FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock.

Conversion of Shares; Exchange of Shares

At Effective Time 1A, each share of FSIC III Common Stock issued and outstanding immediately prior to Effective Time 1A will be converted into the right to receive a number of shares of FSIC II Common Stock equal to Merger Consideration 1 (excluding treasury stock and shares of FSIC III Common Stock held by FSIC II). Each such share of FSIC III Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any FSIC III Common Stock other than the right to Merger Consideration 1 upon the surrender of such shares of FSIC III Common Stock in accordance with the terms of the Merger Agreement.

After Effective Time 1A, no registration of transfers on the stock transfer books of FSIC III, other than to settle transfers that occurred prior to Effective Time 1A, will occur. If shares of FSIC III Common Stock are presented for transfer to the exchange agent, such shares will be cancelled against delivery of the Merger Consideration 1.

At Effective Time 2A, each share of CCT II Common Stock issued and outstanding immediately prior to Effective Time 2A will be converted into the right to receive a number of shares of FSIC II Common Stock equal to Merger Consideration 2 (excluding treasury stock and shares of CCT II Common Stock held by FSIC II). Each such share of CCT II Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any CCT II Common Stock other than the right to Merger Consideration 2 upon the surrender of such shares of CCT II Common Stock in accordance with the terms of the Merger Agreement.

After Effective Time 2A, no registration of transfers on the stock transfer books of CCT II, other than to settle transfers that occurred prior to Effective Time 2A, will occur. If shares of CCT II Common Stock are presented for transfer to the exchange agent, such shares will be cancelled against delivery of the Merger Consideration 2.

At Effective Time 3A, each share of FSIC IV Common Stock issued and outstanding immediately prior to Effective Time 3A will be converted into the right to receive a number of shares of FSIC II Common Stock equal to Merger Consideration 3 (excluding treasury stock and shares of FSIC IV Common Stock held by FSIC II). Each such share of FSIC IV Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any FSIC IV Common Stock other than the right to Merger Consideration 3 upon the surrender of such shares of FSIC IV Common Stock in accordance with the terms of the Merger Agreement.

After Effective Time 3A, no registration of transfers on the stock transfer books of FSIC IV, other than to settle transfers that occurred prior to Effective Time 3A, will occur. If shares of FSIC IV Common Stock are presented for transfer to the exchange agent, such shares will be cancelled against delivery of Merger Consideration 3.

Withholding

FSIC II or the paying and exchange agent, as applicable, will be entitled to deduct and withhold from any amounts payable to any stockholder of the Acquired Funds, such amounts as each determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to such stockholder of the Acquired Funds from whom they were withheld.

Representations and Warranties

The Merger Agreement contains representations and warranties of each of the Fund Parties and the Advisor relating to their respective businesses. With the exception of certain representations that must be true and correct in all respects (other than de minimis inaccuracies with respect to certain representations and warranties), or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering “material adverse effect” or other materiality qualifications), has had or is reasonably expected to have a material adverse effect (as defined below). The representations and warranties in the Merger Agreement will not survive after the applicable Effective Time.

The Merger Agreement contains representations and warranties by each of the Fund Parties, subject to specified exceptions and qualifications, relating to, among other things:

•	organization, including incorporation or organization, qualification and subsidiaries;

•	capitalization;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	required government filings and consents;

•	SEC reports and financial statements;

•	internal controls and disclosure controls and procedures;

•	broker’s fees;

•	absence of certain changes and actions since December 31, 2018;

•	compliance with applicable laws and permits;

•	state takeover laws;

•	the accuracy and completeness of information supplied for inclusion in this document and other governmental filings in connection with the Mergers;

•	tax matters;

•	absence of certain litigation, orders or investigations;

•	employment and labor matters, including with respect to any employee benefit plans;

•	material contracts and certain other types of contracts;

•	insurance coverage;

•	intellectual property matters;

•	environmental matters;

•	owned and leased properties;

•	investment assets and the valuation of investment assets; and

•	absence of appraisal rights (with respect to stockholders of the Acquired Funds).

The Merger Agreement contains representations and warranties by the Advisor, subject to specified exceptions and qualifications, relating to:

•	organization, including organization and qualification;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	compliance with applicable laws and permits;

•	absence of certain litigation, orders or investigations;

•	the value of investment assets owned by each of the Fund Parties;

•	the accuracy of information supplied or to be supplied by the Advisor for inclusion in this joint proxy statement/prospectus;

•	the participation in the Merger by the Fund Parties and the impact of the Mergers on the existing stockholders of the Fund Parties;

•	the financial resources of the Advisor;

•	the forbearances applicable to each of the Fund Parties set forth in the Merger Agreement; and

•	the representations and warranties made by each of the Fund Parties in the Merger Agreement.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this joint proxy statement/prospectus is meant only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead, should be read only in conjunction with the information provided elsewhere in this joint proxy statement/prospectus.

For purposes of the Merger Agreement, “material adverse effect” with respect to each of the Fund Parties or the Advisor, as applicable, means, any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its subsidiaries, taken as a whole or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Mergers and the transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences, among others, will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:

•	changes in general economic, social or political conditions or financial markets in general;

•	general changes or developments in the industries in which such party and its subsidiaries operate, including general changes in law across such industries or geographic areas;

•	the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement;

•	any failure to meet internal or published projections or forecasts for any period; and

•	the ability of a party to timely perform its material obligations under the Merger Agreement to consummate the Mergers and the other transactions contemplated thereby.

The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its subsidiaries taken as whole relative to other participants in the same industries in which such party conducts its businesses.

Conduct of Business Pending Completion of the Mergers

Each of the Fund Parties has undertaken customary covenants that place restrictions on each entity and certain of their subsidiaries until completion of the Mergers. In general, the Fund Parties have agreed that before the completion of the Mergers, except as may be required by law, as expressly contemplated by the Merger Agreement, as set forth in the disclosure schedules or with the prior written consent of the other parties to the Merger Agreement, each of the Fund Parties will, and will cause each of their respective subsidiaries to, conduct their business in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

In addition, before the completion of the Mergers, each of the Fund Parties has agreed that, except as may be required by law or as expressly contemplated by the Merger Agreement or as set forth in the disclosure schedules, the Fund Parties will not, and will not permit any of their respective subsidiaries to, directly or indirectly, without the prior written consent of the other Fund Parties, as applicable:

•

other than pursuant to such Fund Party’s distribution reinvestment plan, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

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(i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and such Fund Party’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for such Fund Party to maintain its qualification as a RIC, (C) dividends payable by any direct or indirect wholly owned subsidiary of such Fund Party to such party or another direct or indirect wholly owned subsidiary of such Fund Party or (D) tax dividends for periods ending before or on (x) the date the transactions contemplated by the Merger Agreement are consummated or (y) the date the Merger Agreement is terminated; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

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sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business consistent with past practice and such Fund Party’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure indebtedness of such Fund Party or any of its subsidiaries;

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acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with past practice and such Fund Party’s investment objectives and policies as publicly disclosed;

•	amend any of its governing documents or governing documents of any of its subsidiaries (except for the Merger Charter Amendments);

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implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

•	hire any employees or establish, become a party to or commit to adopt any employee benefit plan;

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take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Mergers or (ii) prevent the Mergers from qualifying as “reorganizations” under Section 368(a) of the Code;

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incur any indebtedness or guarantee any indebtedness of another person or entity, except for draw-downs with respect to existing and future financing arrangements entered into the ordinary course of business consistent with the 1940 Act and obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

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make or agree to make any new capital expenditure, except for obligations to fund commitments to portfolio companies entered into in the ordinary course of business and such Fund Party’s investment objectives and policies as publicly disclosed;

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file or amend any material tax return other than in the ordinary course of business consistent with past practice; make, change or revoke any tax election; or settle or compromise any material tax liability or refund;

•	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such Fund Party to fail to qualify or not be subject to tax as a RIC;

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enter into any new line of business (except for any portfolio companies in which such Fund Party or any of its subsidiaries has made a debt or equity investment that is, would or should be reflected in such Fund Party’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

•	enter into any material contract;

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other than in the ordinary course of business consistent with past practice and such Fund Party’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract;

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settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and such Fund Party’s investment objectives and policies as publicly disclosed in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its subsidiaries or, after the applicable Effective Time, the combined company or any of its subsidiaries, and (iii) would not admit liability, guilt or fault;

•

other than in the ordinary course of business and consistent with such Fund Party’s investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of such Fund Party or its subsidiaries or (ii) cancel any material indebtedness;

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merge or consolidate such Fund Party or any of its subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction with any person or entity, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of such Fund Party or any of its subsidiaries; or

•	agree to take, make any commitment to take, or adopt any resolutions authorizing, any of the foregoing actions.

Additional Agreements

Further Assurances; Regulatory Matters

The Merger Agreement contains covenants relating to the preparation of this document, the holding of the Annual Meetings, access to information of the other parties, obtaining certain regulatory and third party consents, publicity, tax matters and takeover statutes and provisions. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take all actions, and to do all things necessary to obtain as promptly as practicable all permits of all governmental entities, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties that are necessary or advisable, to consummate the transactions (including the Mergers), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all other permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Mergers) and each party must keep the other reasonably apprised of the status of matters relating to completion of the Mergers. The parties are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Mergers.

Stockholder Approval

Each of the Fund Parties has agreed to hold its respective special meeting of stockholders as promptly as practicable (but in no event later than 10 business days) following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of such Fund Party’s stockholders of the applicable Stockholder Matters. Each Fund Party will be required to use its reasonable best efforts to obtain from its stockholders the vote required to approve the applicable Stockholder Matters and such obligations will not be affected by the existence of any takeover proposals or any adverse recommendation change made by each of the Fund Parties, as applicable.

Indemnification

FSIC II has agreed to indemnify, defend and hold harmless, and advance expenses, to the present and former directors and officers of the Acquired Funds and any of their respective subsidiaries (collectively, the “D&O Indemnified Parties”) with respect to all acts or omissions in such capacities at any time prior to the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby), to the fullest extent permitted by applicable law. If an indemnified liability arises, (i) FSIC II has agreed to advance the applicable D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred so long as such D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advanced expenses if he or she is ultimately determined to be not entitled to indemnification and (ii) FSIC II and the applicable D&O Indemnified Party will cooperate in the defense of such matter. Prior to the Closing, FSIC II shall use reasonable best efforts to enter into an indemnification agreement with each member of CCT II’s board of trustees who is not also a member of FSIC II’s board of directors (and therefore covered by FSIC II’s existing director and officer’s insurance policy) entitling such person to directly enforce the indemnification provisions of the Merger Agreement.

No Solicitation

Each of the Fund Parties has agreed to, and to cause its affiliates, subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions or negotiations with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below) from a third party and not to directly or indirectly: (i) solicit or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussion or understanding with respect to any Takeover Proposal or enter into any contract or understanding requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Mergers or any other transaction contemplated by the Merger Agreement; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any person (other than the Fund Parties and their respective affiliates) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any person (other than the Fund Parties or their respective affiliates) or with respect to any transaction (other than the transactions contemplated by the Merger Agreement) or (y) waive or release under any standstill or any similar agreement with respect to equity securities of any of the Fund Parties. If any of the Fund Parties receives a Takeover Proposal or similar request for information, it must notify the other Fund Parties, as applicable, as promptly as reasonably practicable (and in any event within twenty-four (24) hours), provide the other parties with copies of any written materials received by it in connection thereto (including the identity of the potential acquirer), and keep the other parties informed on a reasonably current basis of the status (including the status of negotiations) of such Takeover Proposal or similar request for information.

Board Recommendations

If, prior to the applicable Annual Meetings of each of the Fund Parties, (i) such party receives a bona fide unsolicited Takeover Proposal from a third party, (ii) the board of directors or trustees, as applicable, of such Fund Party determines in good faith, after consultation with its outside legal counsel that (x) failure to consider such Takeover Proposal would reasonably likely be a breach of the standard of conduct applicable to the directors or trustees, as applicable, of such Fund Party under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “Superior Proposal”; and (iii) such Fund Party gives the other Fund Parties at least two (2) business days prior written notice of the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and such Fund Party’s intention to furnish information to, or participate in discussions or negotiations with, such third party then such Fund Party may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to the other Fund Parties within twenty-four (24) hours after determining that a Takeover Proposal constitutes a Superior Proposal.

In addition, each Fund Party may take other actions if such Fund Party’s board of directors or trustees, as applicable, determines (by a majority of its members), after consultation with its outside counsel, that the continued recommendation of the applicable Merger Proposal to its stockholders would reasonably likely be a breach of the standard of conduct applicable to the directors or trustees, as applicable, of such Fund Party under applicable law as a result of a Superior Proposal, including withdrawing, qualifying, or modifying the recommendation of the board of directors or trustees, as applicable, that the stockholders of such Fund Party approve the Mergers or taking any other action inconsistent with such recommendation, an “Adverse Recommendation Change.” Each Fund Party may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the Superior Proposal is no longer deemed a Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the board of directors or trustees, as applicable, of each Fund Party from withdrawing or qualifying or publicly propose to withdraw or qualify the approval, adoption, recommendation or declaration of the applicable Stockholder Matters in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Related Definitions

For purposes of the Merger Agreement:

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“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or group of persons (other than a Fund Party or any of their affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving a Fund Party or any of their subsidiaries or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of a Fund Party and its respective subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, a Fund Party or in any of its subsidiaries, in each case other than the Mergers and the other transactions contemplated thereby.

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“Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, a Fund Party or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of such Fund Party or more than 75% of the assets of such Fund Party on a consolidated basis (a) on terms which the board of directors or trustees, as applicable, determines in good faith to be superior for the stockholders of such Fund Party (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Mergers (after giving effect to any alternative proposed by FSIC II), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the FSIC II Board, FSIC III Board, CCT II Board or FSIC IV Board, as applicable, (including a majority of the independent directors or trustees of each Fund Party, as applicable) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

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“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date of the Merger Agreement that is material to, as applicable, a Fund Party and its respective subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors or trustees, as applicable, as of or prior to the date of the Merger Agreement and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, the Merger Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) changes in general economic, social or political conditions or the financial markets in general; or (c) general changes or developments in the industries in which the applicable party and its consolidated subsidiaries operate, including general changes in law after the date of the Merger Agreement across such industries.

Other than as described herein, none of the Fund Parties nor their respective board of directors or trustees, as applicable, may make any Adverse Recommendation Change, and no Adverse Recommendation Change will change the approval of the applicable Mergers by the applicable Fund Parties’ stockholders, as applicable, or any other approval of the applicable board of directors or trustees, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

Access to Information

Upon reasonable notice, except as may otherwise be restricted by applicable law, each of the Fund Parties shall, and shall cause their subsidiaries, to afford to the directors, officers, accountants, counsel, advisors and other representatives of the other parties, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, contracts, and records and, during such period, such party shall, and shall cause its subsidiaries to, make available to the other party (including via EDGAR) all other information concerning its business and properties as the other party may reasonably request.

Publicity

The Fund Parties each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to the transactions contemplated by the Merger Agreement, except as may be required by applicable law and, to the extent such press release or disclosure is issued or made, the applicable Fund Party shall have used commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such disclosure.

Takeover Statutes and Provisions

None of the Fund Parties will take any action that would cause the transactions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of Fund Parties shall take all necessary steps within its control to exempt such transactions from any applicable takeover statute.

Tax Matters

Each of the Fund Parties shall not, and shall not permit any of its subsidiaries to, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such Fund Party to fail to qualify as a RIC.

Each of the Fund Parties shall use its reasonable best efforts to cause each of the Mergers to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such Fund Party knows is reasonably likely to prevent such qualification.

Each of the Fund Parties shall deliver a tax representation letter to Dechert, and use its best efforts to obtain an opinion from Dechert, as counsel to each of the Fund Parties, generally to the effect that the Mergers will qualify as a “reorganization”, within the meaning of Section 368(a) of the Code.

Prior to the applicable Effective Time, each Acquired Fund shall declare a tax dividend with respect to all taxable years ending prior to or with the applicable Effective Time.

Stockholder Litigation

The parties to the Merger Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any proceeding by the Fund Parties’ respective stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of Fund Parties shall keep the other parties reasonably informed of any material developments in connection with any such proceeding brought by its stockholders and shall not settle any such proceeding without the prior written consent of the other party.

Section 16 Matters

Prior to the Effective Time, the board of directors or trustees, as applicable, of each of the Fund Parties shall take all such steps as may be required to cause any dispositions or acquisitions of such Fund Party’s common stock resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act or who will become subject to such reporting requirements with respect to FSIC II, in each case, to be exempt pursuant to Rule 16b-3 under the Exchange Act.

No Other Representations or Warranties

The parties acknowledge and agree that except for the representations contained in the Merger Agreement, none of the Advisor, the Fund Parties nor any of their respective subsidiaries or any other person acting on behalf of the foregoing makes any representation or warranty, express or implied.

Coordination of Dividends

The Fund Parties shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to their respective stockholders declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and none of the Fund Parties shall authorize or declare any dividend or distributions to their respective stockholders after the Determination Date at any time on or before the Closing Date.

Conditions to Closing the Mergers

Conditions to Each Party’s Obligations to Effect the Mergers

The obligations of the Fund Parties to complete the Mergers are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

•	the applicable Stockholder Matters are approved by the applicable Fund Parties’ stockholders at the applicable stockholder meetings;

•

the registration statement, of which this document forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC, and any necessary state securities or “blue sky” authorizations have been received;

•

no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other transactions contemplated thereby is in effect;

•

all regulatory approvals required by applicable law to consummate the Mergers have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act);

•

no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Mergers or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement;

•	the determination of the NAVs of each of the Fund Parties, in each case as of the Determination Date, have been completed in accordance with the Merger Agreement;

•	the applicable charter amendments contemplated by the applicable Merger Charter Amendment Proposals have become effective; and

•

the representations and warranties of the Advisor contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of the Advisor are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to any of the Fund Parties.

Conditions to Obligations of FSIC II and the Merger Subs to Effect the Mergers

The obligations of FSIC II and the applicable Merger Subs are also subject to the satisfaction, or waiver by FSIC II, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of the applicable Acquired Party, pertaining to:

(1)

the authorized and outstanding capital stock of such Acquired Fund are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(2)

absence of certain changes or events are true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(3)

authority, no violation, brokers, state takeover laws and appraisal rights, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and

(4)

all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

•

the applicable Acquired Fund has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the applicable Effective Time, and FSIC II has received a certificate signed on behalf of applicable Acquired Fund by the chief executive officer or chief financial officer of the applicable Acquired Fund to such effect;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of the applicable Acquired Fund;

•

FSIC II has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will each be treated as “reorganizations” within the meaning of Section 368(a) of the Code; provided, that if counsel for FSIC II will not render such an opinion, counsel for the applicable Acquired Fund may render such opinion to FSIC II; and

•

the Acquired Fund shall have delivered within 30 days prior to the Closing Date a duly executed certificate stating that such Acquired Fund is not and has not been within five years of the date of the certificate a “United States real property holding corporation” within the meaning of Section 897 of the Code in accordance with Treasury Regulations promulgated under Sections 897 and 1445 of the Code.

Conditions to Obligations of the Acquired Funds to Effect the Applicable Merger

The obligation of each Acquired Fund to effect the applicable Merger is also subject to the satisfaction, or waiver by such Acquired Fund, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of FSIC II and the applicable Merger Sub, pertaining to:

(1)

the authorized and outstanding capital stock of FSIC II are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(2)

absence of certain changes or events are true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(3)

authority, no violation and brokers, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and

(4)

all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

•

each of FSIC II and the applicable Merger Sub have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and the applicable Acquired Fund has received a certificate signed on behalf of FSIC II by the chief executive officer or chief financial officer of FSIC II to such effect;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of FSIC II;

•

the applicable Acquired Fund has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as “reorganizations” within the meaning of Section 368(a) of the Code; provided, that if counsel for the Acquired Fund will not render such an opinion, counsel for FSIC II may render such opinion to such Acquired Fund.

Cross-Conditionality

As summarized below, Merger 1A (involving a wholly-owned subsidiary of FSIC II and FSIC III) is a condition to each of the other Mergers. As summarized below, no other Merger is a condition of any other Merger.

Scenario	Consequence
• Merger 1A (involving a wholly-owned subsidiary of FSIC II and FSIC III) does not occur	• No Merger will occur
• Merger 2A (involving a wholly-owned subsidiary of FSIC II and CCT II) does not occur	• Merger 2B will not occur • Merger 1A, Merger 1B, Merger 3A and Merger 3B may occur subject to the satisfaction of the applicable closing conditions
• Merger 3A (involving a wholly-owned subsidiary of FSIC II and FSIC IV) does not occur	• Merger 3B will not occur • Merger 1A, Merger 1B, Merger 2A and Merger 2B may occur subject to the satisfaction of the applicable closing conditions

Frustration of Closing Conditions

No party to the Merger Agreement may rely on the failure of any condition applicable to the other party to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the applicable Merger and the transactions contemplated thereby.

Termination of the Merger Agreement

Right to Terminate

The Merger Agreement may be terminated as to Merger 1A, Merger 2A or Merger 3A at any time prior to the applicable Effective Time, whether before or after approval of the applicable Stockholder Matters:

•	by mutual consent of the applicable Fund Parties;

•	in the case of Merger 1A, by either FSIC III or FSIC II, in the case of Merger 2A, in the case of CCT II or FSIC II, or in the case of Merger 3A, in the case of FSIC IV or FSIC II, if:

¡	any governmental entity takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the Merger Agreement;

¡

the Mergers have not been completed on or before May 31, 2020 (the “Termination Date”), provided that the right to terminate the Merger Agreement on this basis shall not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;

•

in the case of Merger 1A, the stockholders of FSIC III shall have failed to approve the FSIC III Stockholder Matters, in the case of Merger 2A, the CCT II Stockholders shall have failed to approve the CCT II Stockholder Matters and in the case of Merger 3A, the FSIC IV Stockholders shall have failed to approve the FSIC IV Stockholder Matters; and

•	in the case of Merger 1A, Merger 2A or Merger 3A, the FSIC II Stockholders shall have failed to approve the FSIC II Stockholder Matters.

provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement.

•	by FSIC III, in the case of the Merger 1A, by CCT II, in the case of the Merger 2A or by FSIC IV, in the case of the Merger 3A, if:

¡

FSIC II or the applicable Merger Sub breaches or fails to perform any of their respective representations, warranties or covenants under the Merger Agreement, which breach would result in the failure of certain closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by such Acquired Fund to FSIC II (provided that such Acquired Fund is not then in material breach so as to result in the failure of an FSIC II closing condition);

¡

prior to obtaining stockholder approval of the FSIC II Stockholder Matters, (A) an FSIC II Adverse Recommendation Change occurs with respect to Merger 1A, Merger 2A or Merger 3A, as applicable, and/or FSIC II adopts, approves or recommends an FSIC II Takeover Proposal (or publicly proposes to do any of the foregoing), (B) the FSIC II Board fails to recommend that FSIC II’s stockholders vote in favor of the FSIC II Stockholder Matters, (C) a Takeover Proposal is publicly announced and FSIC II fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the FSIC II Board that FSIC II Stockholders vote in favor of the FSIC II Stockholder Matters or (D) a tender or exchange offer relating to any shares of FSIC II Common Stock has been commenced by a third party and FSIC II did not send to its stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the FSIC II Board recommends rejection of such tender or exchange offer;

¡	FSIC II breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

¡

prior to obtaining stockholder approval of the applicable Acquired Fund’s Stockholder Matters, (A) the Acquired Fund is not in material breach of any of the terms of the Merger Agreement, (B) the board of directors or trustees, as applicable, of the applicable Acquired Fund properly authorizes such Acquired Fund to enter into, and such Acquired Fund enters into, a definitive contract with respect to a Superior Proposal.

•	by FSIC II, in the case of Merger 1A, Merger 2A or Merger 3A, if:

¡

he applicable Acquired Fund breaches or fails to perform any of its representations, warranties or covenants under the Merger Agreement, which breach would result in the failure of certain FSIC II closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by FSIC II to the applicable Acquired Fund, as the case may be (provided that FSIC II is not then in material breach so as to result in the failure of a closing condition of the applicable Acquired Fund);

¡

prior to obtaining stockholder approval of the FSIC III Stockholder Matters by the FSIC III Stockholders with respect to Merger 1A, the CCT II Stockholder Matters by the CCT II Stockholders with respect to Merger 2A or the approval of the FSIC IV Stockholder Matters with respect to Merger 3A, (A) an Adverse Recommendation Change occurs with respect to an Acquired Fund, and/or an Acquired Fund adopts, approves or recommends a Takeover Proposal, (B) the applicable Acquired Fund fails to recommend that its stockholders vote in favor of the applicable Stockholder Matters, (C) a Takeover Proposal is publicly announced and the applicable Acquired Fund fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of its board of directors or trustees, as applicable, that its stockholders vote in favor of the applicable Stockholder Matters or (D) (i) a tender or exchange offer relating to any shares of such Acquired Fund has been commenced by a third party and such Acquired Fund did not send to its stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the board of directors or trustees, as applicable, of such Acquired Fund recommends rejection of such tender or exchange offer or (ii) a tender or exchange offer relating to any shares of the applicable Acquired Fund’s common stock has been commenced by a third party and the applicable Acquired Fund did not send to its stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the board of directors or trustees, as applicable, of such Acquired Fund recommends rejection of such tender or exchange offer;

¡

the applicable Acquired Fund, as the case may be, breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

¡

prior to obtaining stockholder approval of the applicable Stockholder Matters, (A) FSIC II is not in material breach of any of the terms of the Merger Agreement and (B) the FSIC II Board properly authorizes FSIC II to enter into, and FSIC II enters into, a definitive contract with respect to a FSIC II Superior Proposal.

Effect of Termination

If the Merger Agreement is terminated with respect to Merger 1A, the Merger Agreement shall become void and have no force and effect. In the event the Merger Agreement is terminated with respect to any of Merger 2A or Merger 3A by any of the Acquired Funds, the Merger Agreement shall become void and have no effect only with respect to such Merger. Following termination with respect to any Merger or all of the Mergers, there will be no liability on the part of FSIC II, Merger Sub 1, Merger Sub 2, Merger Sub 3, FSIC III, CCT II, FSIC IV or their respective affiliates or subsidiaries or any of their respective directors or officers in respect of such Merger, except that the Fund Parties will remain liable to each other for any damages incurred arising out of any willful or intentional breach of the Merger Agreement or a failure or refusal by a party to consummate the Mergers when such party was obligated to do so in accordance with the terms of the Merger Agreement or an amendment to the Merger Agreement. In the event of the termination of the Merger Agreement with respect to Merger 2A or Merger 3A, as the case may be, CCT II or FSIC IV, as the case may be, shall no longer be construed as a party to the Merger Agreement except as expressly provided in the Merger Agreement.

Expenses and Fees

In general, all fees and expenses incurred in connection with the Mergers, the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated. Notwithstanding the foregoing, (i) costs and expenses of printing and mailing this document and all filing and other fees paid to the SEC in connection with the Mergers, and (ii) all filing and other fees in connection with any filing under the HSR Act, will, in each case, be borne by the applicable Fund Parties in accordance with the percentage equal to the quotient of (A) such Fund Party’s assets under management as of the end of the most recent fiscal quarter divided by (B) the aggregate assets under management of FSIC II and each of the Acquired Funds, in each case calculated as of the end of the most recent fiscal quarter.

ACCOUNTING TREATMENT OF THE MERGERS

Management has performed an analysis and determined that the Mergers are asset acquisitions and that FSIC II will be the accounting survivor of each Merger. Therefore, the Mergers will be accounted for under the asset acquisition method of accounting by FSIC II in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill.

The final allocation of the purchase price will be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of the Acquired Funds’ assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of the Acquired Funds as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS AND THE RECAPITALIZATION TRANSACTION

The following discussion is a general summary of the material U.S. federal income tax consequences of the Mergers and the Recapitalization Transaction, including an investment in shares of FSIC II Common Stock to FSIC III, CCT II and FSIC IV stockholders. This summary does not purport to be a complete description of the income tax consequences of the Mergers applicable to an investment in shares of FSIC II Common Stock. For example, FSIC II has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, pension plans and trusts, and financial institutions. This summary assumes that investors hold FSIC II’s Common Stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this document and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. For purposes of this discussion, references to “dividends” include dividends within the meaning of the applicable U.S. federal income tax laws and associated regulations, and may include amounts distributed from sources other than listed under Section 19(a) of the 1940 Act.

FSIC II has not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax consequences of any of the Mergers or any related transactions. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if FSIC II invested in tax-exempt securities or certain other investment assets. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Mergers to you, as applicable, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Certain Material U.S. Federal Income Tax Consequences of the Mergers

Tax Consequences if the Mergers Qualify as Reorganizations

The obligation of FSIC II to consummate each of the Mergers is contingent upon its receipt of an opinion from Dechert LLP, counsel to FSIC II, or alternatively from counsel to FSIC III, CCT II or FSIC IV, and the obligation of each of the Acquired Funds to consummate each of the Mergers is contingent upon its receipt of an opinion from Dechert LLP, counsel to FSIC III, CCT II and FSIC IV, or alternatively from counsel to FSIC II, generally to the effect that each of the Mergers will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, with respect to each of the Fund Parties. If the Mergers qualify as reorganizations, then generally for U.S. federal income tax purposes:

•

no gain or loss will be recognized by FSIC II upon receipt of each of the Acquired Funds’ assets in exchange for FSIC II Common Stock and the assumption by FSIC II of the liabilities of each of the Acquired Funds;

•

FSIC II’s tax basis in the assets of each of the Acquired Funds transferred to FSIC II in the Mergers will be the same as such Acquired Fund’s tax basis in the assets immediately prior to the transfer;

•	FSIC II’s holding periods for the assets of each of the Acquired Funds will include the periods during which such assets were held by the respective Acquired Fund;

•

no gain or loss will be recognized by the Fund Parties (i) upon the transfer of FSIC III’s assets to FSIC II, CCT II’s assets to FSIC II or FSIC IV’s assets to FSIC II in exchange for FSIC II Common Stock and the assumption by FSIC II of the liabilities of each of the Acquired Funds, or (ii) upon the deemed distribution of FSIC II Common Stock by the Acquired Funds to their respective stockholders;

•

no gain or loss will be recognized by the Acquired Funds’ stockholders upon the exchange of their FSIC III Common Stock, CCT II Common Stock and FSIC IV Common Stock, respectively, for FSIC II Common Stock, except with respect to cash received instead of a fractional share interest as discussed above;

•

the tax basis of FSIC II Common Stock an FSIC III stockholder receives in connection with the Mergers will be the same as the tax basis of the FSIC III stockholder’s FSIC III Common Stock exchanged therefor, reduced by any tax basis that is properly allocable to any fractional share interest of FSIC II Common Stock that is redeemed for cash, as discussed above;

•

the tax basis of FSIC II Common Stock a CCT II stockholder receives in connection with the Mergers will be the same as the tax basis of the CCT II stockholder’s CCT II Common Stock exchanged therefor, reduced by any tax basis that is properly allocable to any fractional share interest of FSIC II Common Stock that is redeemed for cash, as discussed above;

•

the tax basis of FSIC II Common Stock an FSIC IV stockholder receives in connection with the Mergers will be the same as the tax basis of the FSIC IV stockholder’s FSIC IV Common Stock exchanged therefor, reduced by any tax basis that is properly allocable to any fractional share interest of FSIC II Common Stock that is redeemed for cash, as discussed above;

•

a FSIC III stockholder’s holding period for the FSIC III stockholder’s FSIC II Common Stock will include the period for which the FSIC III stockholder held the FSIC III Common Stock exchanged therefor;

•	a CCT II stockholder’s holding period for the CCT II stockholder’s FSIC II Common Stock will include the period for which the CCT II stockholder held the CCT II Common Stock exchanged therefor;

•

a FSIC IV stockholder’s holding period for the FSIC IV stockholder’s FSIC II Common Stock will include the period for which the FSIC IV stockholder held the FSIC IV Common Stock exchanged therefor; and

•

FSIC II will succeed to, and take into account the items of each of the Acquired Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and the U.S. Treasury regulations thereunder.

The tax opinions described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by each of the Fund Parties.

Cash in Lieu of Fractional Shares

If a FSIC III, CCT II or FSIC IV stockholder receives cash instead of a fractional share of FSIC II Common Stock, the FSIC III, CCT II or FSIC IV stockholder will be treated as having received the fractional share of FSIC II Common Stock pursuant to the applicable Merger and then as having sold that fractional share of FSIC II Common Stock for cash. As a result, each such FSIC III, CCT II or FSIC IV stockholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of FSIC II Common Stock. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the Effective Time, the holding period for the shares (including the holding period of FSIC III Common Stock, CCT II Common Stock or FSIC IV Common Stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations. U.S. federal backup withholding tax may be imposed on any cash received instead of a fractional share interest.

Utilization of Loss Carryforwards and Unrealized Losses

Each of the Fund Parties is presently entitled to significant loss carryforwards for U.S. federal income tax purposes.

In general, limitation under the Code potentially will apply to loss carryforwards and unrealized losses of each of the Acquired Funds if the Acquired Funds’ respective stockholders before any of the Mergers hold less than 50% of the outstanding shares of FSIC II immediately following the relevant Merger. Similarly, limitation under the Code potentially will apply to loss carryforwards and unrealized losses of FSIC II if FSIC II stockholders before any of the Mergers hold less than 50% of the outstanding shares of FSIC II immediately following the relevant Merger.

In this regard, each of the Mergers is expected to result in potential limitations on the ability of FSIC II to use the Acquired Funds’ loss carryforwards and potentially to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized and on the ability of the Acquired Funds’ taxable subsidiaries, if any, to use their net operating loss carryforwards, if any. If it turns out that FSIC II stockholders before the merger hold less than 50% of the outstanding shares of FSIC II immediately following any of the Mergers, the relevant Merger will result in a limitation on the ability of FSIC II to use its capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized and in the ability of FSIC II’s taxable subsidiaries to use their net operating loss carryforwards, if any. These potential limitations generally would be imposed on an annual basis and would be potentially further affected by any net built-in gains or built-in losses, subject to certain applicable thresholds. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards and post-2017 non-RIC net operating loss carryforwards while pre-2018 non-RIC net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations as to the Fund Parties generally would equal the product of the fair market value of the relevant Fund Party’s equity immediately prior to each of the relevant Mergers and the “long-term tax-exempt rate,” as published quarterly by the IRS, in effect at such time. As of May 2019, the long-term tax-exempt rate is 2.20%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Merger. Similar limitations would apply to a Fund Party’s post-Merger use of a taxable subsidiary’s pre-Merger net operating losses and capital loss carryforwards, if any, with an insolvent subsidiary’s losses potentially deferred indefinitely. As of March 31, 2019, for U.S. federal income tax purposes, FSIC II had capital loss carryforwards of approximately $214.1 million and net unrealized losses of approximately $254.4 million, plus FSIC II’s taxable subsidiaries had net operating loss carryforwards of approximately $86.9 million and capital loss carryforwards of approximately $2.1 million in the aggregate. As of March 31, 2019, for U.S. federal income tax purposes, FSIC III had capital loss carryforwards of approximately $138.5 million and net unrealized losses of approximately $181.4 million plus FSIC III’s taxable subsidiaries had net operating loss carryforwards of approximately $1.7 million and capital loss carryforwards of approximately $0.5 million in the aggregate. As of December 31, 2018, for U.S. federal income tax purposes, CCT II had capital loss carryforwards of approximately $0.5 million and net unrealized losses of approximately $8.5 million. As of March 31, 2019, for U.S. federal income tax purposes, FSIC IV had capital loss carryforwards of approximately $3.2 million and net unrealized losses of approximately $8.1 million. These figures are likely to change by the date of the Mergers and do not reflect the impact of the Mergers including, in particular, the application of the loss limitation rules described herein or the materiality of the loss limitation.

FSIC II will be prohibited from using its capital loss carryforwards and unrealized losses (once realized) against the unrealized gains in each Acquired Fund’s portfolio at the time of the relevant Merger, if any, to the extent such gains are realized within five years following such Merger, if any of the Acquired Funds has a net unrealized built in gain at the time of the relevant Merger. The ability of FSIC II to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if FSIC II is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by all Fund Party stockholders following the relevant Merger. Therefore, a stockholder of any of the Fund Parties may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

FSIC II will also be prohibited from using the Acquired Funds’ capital loss carryforwards and unrealized losses (once realized) against the unrealized gains in FSIC II’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers, if FSIC II has a net unrealized built in gain at the time of the Mergers. The ability of FSIC II to use the Acquired Funds’ losses in the future depends upon a variety of factors that cannot be known in advance. Even if FSIC II is able to utilize capital loss carryforwards or unrealized losses of the Acquired Funds, the tax benefit resulting from those losses will be shared by all Fund Party stockholders following the relevant Mergers. Therefore, a stockholder of any of the Acquired Funds may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of FSIC II’s Capital Gain Net Income (as defined below) for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by the Acquired Funds’ respective capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

A RIC cannot carry forward or carry back any net operating losses for U.S. federal income tax purposes. Accordingly, FSIC II cannot use any net operating losses inherited from the Acquired Funds in the Mergers.

Status as a Regulated Investment Company

All of the Fund Parties believe they have qualified, and expect to continue to qualify, as RICs. Accordingly, they believe that they have not been, and expect to continue not to be, subject to U.S. federal income tax to the extent that they have made or make distributions treated as dividends for U.S. federal income tax purposes to their stockholders, each tax year, generally of an amount at least 90% of their respective “investment company taxable income,” which is generally net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid.

If any of the Fund Parties were unable to qualify for tax treatment as a RIC, they would be subject to tax on all of their taxable income at regular corporate rates, regardless of whether they make any distributions to their stockholders. Distributions would not be required, and any distributions generally would be taxable to stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Moreover, if any of the Fund Parties fail to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, they would be required to distribute their earnings and profits attributable to any of their non-RIC tax years as dividends to their stockholders. In addition, if any of them fail to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year they may be subject to regular corporate tax on any net built-in gains with respect to certain assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if they had sold the property at fair market value at the end of the tax year) that they elect to recognize on requalification or when recognized over the next five tax years.

Distribution of Income and Gains

Each Acquire Fund’s tax year is expected to end as a result of the Mergers. The Acquired Funds generally will be required to declare to their stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Mergers, in order to maintain such Acquired Fund’s treatment as a RIC during its tax year ending with the date of the Mergers and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Moreover, if FSIC II has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Mergers and you acquire shares of FSIC II Common Stock in the Mergers, a portion of your subsequent distributions from FSIC II may, in effect, be a taxable return of part of your investment. Similarly, if you acquire FSIC II Common Stock in the Mergers when FSIC II holds appreciated securities, you may receive a taxable return of part of your investment if and when FSIC II sells the appreciated securities and distributes the realized gain.

U.S. Federal Income Taxation of an Investment in FSIC II Common Stock

The following discussion summarizes the U.S. federal income taxation of an investment in FSIC II Common Stock. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.

A “U.S. stockholder” generally is a beneficial owner of shares of FSIC II Common Stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more United States persons (as defined under the Code) have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of FSIC II Common Stock that is not a U.S. stockholder nor a partnership (or entity treated like a partnership) for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of FSIC II Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of FSIC II Common Stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of FSIC II Common Stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of FSIC II Common Stock will depend on the facts of his, her or its particular situation. Stockholders of the Acquired Funds should consult their own tax advisers regarding the specific consequences of the Mergers, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company. FSIC II has elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, FSIC II generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it timely distributes each tax year as dividends for U.S. federal income tax purposes to its stockholders. To qualify for and maintain its qualification as a RIC, FSIC II must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, FSIC II must distribute to its stockholders, for each tax year, distributions treated as dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of its “investment company taxable income,” which is generally the sum of FSIC II’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid (the “Annual Distribution Requirement”).

Taxation as a RIC. If FSIC II:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement

then it will not be subject to U.S. federal income tax on the portion of its income or capital gains it distributes (or is deemed to distribute) as distributions to its stockholders. FSIC II will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as distributions to its stockholders.

As a RIC, FSIC II will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes amounts treated as dividends for U.S. federal income tax purposes in a timely manner to its stockholders of an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income, which is the excess of capital gains in excess of capital losses (“capital gain net income”) (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which it did not incur any U.S. federal income tax (the “Excise Tax Avoidance Requirement”). Any distribution treated as dividends for U.S. federal income tax purposes declared by FSIC II during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by FSIC II, as well as received by its U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. FSIC II generally will endeavor in each tax year to avoid incurring any material U.S. federal excise tax on its earnings.

FSIC II has previously incurred, and may incur in the future, such excise tax on a portion of its income and capital gains. While FSIC II intends to distribute income and capital gains to minimize exposure to the 4% excise tax, it may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, FSIC II generally will be liable for the excise tax only on the amount by which it does not meet the Excise Tax Avoidance Requirement. Under certain circumstances, however, FSIC II may, in its sole discretion, determine that it is in FSIC II’s best interests to retain a portion of its income or capital gains rather than distribute such amount as dividends and accordingly cause FSIC II to bear the excise tax burden associated therewith.

In order to qualify as a RIC for U.S. federal income tax purposes, FSIC II must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each tax year;

•	satisfy the 90% Income Test; and

•	satisfy the Diversification Tests.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If FSIC II’s deductible expenses in a given tax year exceed its investment company taxable income, FSIC II may incur a net operating loss for that tax year. However, a RIC is not permitted to carry forward net operating losses to subsequent tax years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, FSIC II may for tax purposes have aggregate taxable income for several tax years that it is required to distribute and that is taxable to its stockholders even if such taxable income is greater than the net income FSIC II actually earns during those tax years.

For U.S. federal income tax purposes, FSIC II may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if FSIC II holds debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), it must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same tax year. FSIC II may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. FSIC II anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Also, recent tax legislation requires that income by recognized to tax purposes no later than when recognized for financial reporting purposes, which may require, pending further regulatory guidance, that FSIC II amortize market discount currently. Further, FSIC II elected to amortize market discount and include such amounts in its taxable income in the current tax year, instead of upon their disposition, as an election not to do so would limit FSIC II’s ability to deduct interest expense for tax purposes.

FSIC II invests a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for FSIC II. U.S. federal income tax rules are not entirely clear about issues such as when FSIC II may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. FSIC II will address these and other issues to the extent necessary in order to seek to ensure that FSIC II distributes sufficient income to avoid any material U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the tax year of the accrual, FSIC II may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. As a result, FSIC II may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. FSIC II may have to sell or otherwise dispose of some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If FSIC II is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If FSIC II acquires the equity securities of certain non-U.S. entities classified as a corporation for U.S. federal income tax purposes that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income, FSIC II could be subject to federal income tax and additional interest charges on “excess distributions” received from such passive foreign investment companies, or PFICs, or gain from the sale of stock in such PFICs, even if all income or gain actually received by FSIC II is timely distributed to its stockholders. FSIC II would not be able to pass through to its stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require FSIC II to recognize taxable income or gain without the concurrent receipt of cash. FSIC II intends to limit and/or manage its holdings in PFICs to minimize FSIC II’s liability for any such taxes and related interest charges.

If FSIC II holds greater than 10% of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or CFC, FSIC II may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. FSIC II would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether FSIC II satisfies the distribution requirements applicable to RICs, even to the extent the amount of its income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and its proceeds from any sales or other dispositions of CFC stock during a tax year. In general, a foreign corporation will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A “U.S. Stockholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a foreign corporation.

Under recent Treasury Regulations, certain income derived by FSIC II from a CFC or PFIC with respect to which it has made a qualified electing fund, or QEF, election would generally constitute qualifying income for purposes of determining FSIC II’s ability to be subject to tax as a RIC only whether or not the CFC or the PFIC makes distributions of that income to FSIC II if the income is derived with respect to FSIC II’s business of investing in securities.

FSIC II and the companies in which it invests are generally subject to certain leverage limitations regarding the deductibility of interest expense.

FSIC II’s functional currency, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, foreign exchange gains and losses realized by FSIC II in connection with certain transactions involving foreign currencies, or payables or receivables denominated in a foreign currency, as well as certain non-U.S. dollar denominated debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, and similar financial instruments are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to FSIC II’s stockholders. Any such transactions that are not directly related to FSIC II’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” for purposes of the 90% Income Test.

Although FSIC II does not presently expect to do so, it is authorized to borrow funds and to sell or otherwise dispose of assets in order to satisfy distribution requirements. However, under the 1940 Act, FSIC II is not permitted to make distributions to its stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation of the Fund Parties—Senior Securities.” Moreover, FSIC II’s ability to sell or otherwise dispose of assets to meet the Annual Distribution Requirement may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If FSIC II sells or otherwise disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which FSIC II invests may face financial difficulties that require FSIC II to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in FSIC II receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Tests.

Some of the income that FSIC II might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to its investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify FSIC II as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for entity-level income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be subject to entity-level income tax on their earnings, which ultimately will reduce the yield to FSIC II stockholders on such fees and income.

The remainder of this discussion assumes that FSIC II maintains its qualification as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of Non-U.S. Stockholders,” below.

Distributions by FSIC II, including distributions pursuant to its distribution reinvestment plan or where a stockholder can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of FSIC II’s investment company taxable income (which is generally the sum of its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by FSIC II to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or qualifying dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by FSIC II will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to qualifying dividends or for the corporate dividends received deduction. Distributions of FSIC II’s net capital gains (which is generally its realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by FSIC II as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of FSIC II’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

If a U.S. stockholder receives distributions in the form of FSIC II Common Stock pursuant to FSIC II’s distribution reinvestment plan, such stockholder generally will be subject to the same U.S. federal, state and local tax consequences as if it received distributions in cash. In that case, a stockholder will be treated as receiving a distribution generally of an amount equal to the fair market value of the shares of FSIC II Common Stock. Any shares of FSIC II Common Stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of FSIC II Common Stock are credited to the U.S. stockholder’s account.

FSIC II may in the future decide to retain some or all of its net capital gains, but report the retained amount as a “deemed distribution.” In that case, among other consequences, FSIC II will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by FSIC II. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its shares of FSIC II Common Stock. Since FSIC II expects to pay tax on any retained capital gains at its regular corporate income tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes FSIC II paid. In order to use the deemed distribution approach, FSIC II must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant tax year. FSIC II cannot retain any portion of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of distributions paid for that tax year, FSIC II may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If FSIC II makes such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by FSIC II in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by FSIC II’s U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor acquires shares of FSIC II Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of FSIC II Common Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the FSIC II Common Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be treated as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of FSIC II Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of FSIC II Common Stock may be disallowed if other shares of FSIC II Common Stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of FSIC II Common Stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from FSIC II and net gains from redemptions or other taxable dispositions of shares of FSIC II Common Stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

FSIC II (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by FSIC II generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because FSIC II’s income generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of FSIC II Common Stock of $2 million or more in the case of an individual stockholder or $10 million or more in the case of a corporate stockholder in any single tax year (or a greater loss over a combination of tax years), such U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.

FSIC II may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish FSIC II with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies FSIC II that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

This subsection applies to Non-U.S. stockholders, only. If you are a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above. Whether an investment in shares of FSIC II Common Stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of FSIC II Common Stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders of the Acquired Funds should consult their tax advisers before approving the applicable Mergers and the Merger Agreement.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of FSIC II’s investment company taxable income made to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of FSIC II’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, FSIC II will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of FSIC II’s investment company taxable income made to Non-U.S. stockholders will not be subject to U.S. withholding tax if (i) the distributions are properly reported in a notice timely delivered to Non-U.S. stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any amount of FSIC II’s distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by us.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, actual or deemed distributions of FSIC II’s net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of FSIC II Common Stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If FSIC II distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax FSIC II pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of FSIC II Common Stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in shares of FSIC II Common Stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides FSIC II or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g., an IRS Form W-8BEN, an IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in FSIC II Common Stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of the Mergers.

Foreign Account Tax Compliance Act

FSIC II is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Stockholders may be requested to provide additional information to FSIC II to enable FSIC II to determine whether such withholding is required.

Failure to Qualify as a RIC

If FSIC II fails to satisfy the 90% Income Test or any Diversification Test in any tax year, FSIC II may be eligible to avail itself of certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure in satisfaction of the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Tests where FSIC II corrects a failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of FSIC II’s income will be subject to U.S. federal corporate-level income tax as described below. FSIC II cannot provide assurance that it would qualify for any such relief should it fail either the 90% Income Test or any Diversification Test.

If FSIC II were unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions would generally be taxable to FSIC II stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of FSIC II’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if FSIC II fails to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, FSIC II would be required to distribute its earnings and profits attributable to any of its non-RIC tax years as dividends to its stockholders. In addition, if FSIC II fails to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year FSIC II may be subject to regular corporate income tax on any net built-in gains with respect to certain of its assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if FSIC II had sold the property at fair market value at the end of the tax year) that it elects to recognize on requalification or when recognized over the next five tax years.

State and Local Taxes

FSIC II may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In those states or localities, FSIC II’s entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in shares of FSIC II Common Stock may have tax consequences for stockholders that are different from those of a direct investment in FSIC II’s portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

Certain Material U.S. Federal Income Tax Consequences related to the Recapitalization Transaction

FSIC II is considering, subject to final approval of the FSIC II Board, the issuance to all holders of FSIC II Common Stock following the closing of the Mergers on a pro rata basis of shares of a new class of 5.5% perpetual preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s NAV. Any preferred stock received by holders of FSIC II Common Stock in the Recapitalization Transaction will constitute “Section 306 stock” for U.S. federal income tax purposes. Any cash received by such stockholder in lieu of fractional shares of preferred stock generally will be treated as ordinary dividend income.

In general, the amount realized by a stockholder upon a disposition of the preferred stock (other than (i) a redemption, which is discussed below or (ii) a disposition resulting in a complete termination (both FSIC II Common Stock and preferred shares) of the stockholder’s entire actual and constructive stock ownership interest in FSIC II, which is discussed below) will be treated as ordinary income (and will not be offset by the adjusted tax basis in such stock), but only to the extent that such proceeds do not exceed the amount which would have been treated as a dividend at the time of the issuance of the preferred stock if (in lieu of such preferred stock) FSIC II had distributed to the holders of FSIC II Common Stock cash in an amount equal to the fair market value of such preferred stock. Any excess of the amount realized over the sum of (i) the amount treated as ordinary income upon disposition plus (ii) the adjusted tax basis in such stock, will be treated as a capital gain. No loss will be recognized upon such disposition of Section 306 stock. The adjusted tax basis in shares of preferred stock that are disposed of that is not used to offset any amount realized from such disposition under the foregoing rules generally will be added to the adjusted tax basis of a FSIC II Common Stock owned by the stockholder. In addition, a disposition (other than a redemption) of Section 306 stock will not give rise to ordinary income, and loss may be recognized, if such disposition terminates the stockholder’s entire actual and constructive stock ownership interest in FSIC II.

In general, the amount realized by a stockholder in redemption of such preferred stock, if such a redemption were to occur but no such redemption is currently planned, will not be offset by the adjusted tax basis in such stock and will result in dividend income treatment to the extent of FSIC II’s then available earnings and profits unless the redemption completely terminates the stockholder’s entire actual and constructive ownership interest in FSIC II or is a redemption in partial or complete liquidation of FSIC II. Corporations may be eligible for a dividends-received deduction for amounts received that are treated as a dividend under these rules.

Due to the inherently factual nature of the application of Sections 306 of the Code, stockholders should consult their tax advisor regarding the tax consequences under these provisions.

FSIC II PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND THE MERGERS

FSIC II is asking its stockholders to approve the transactions contemplated by the Merger Agreement, including the following transactions:

•

At Effective Time 1A, Merger Sub 1 will merge with and into FSIC III. FSIC III will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of Effective Time 1A, the separate corporate existence of Merger Sub 1 will cease. Immediately after the occurrence of Effective Time 1A, and in accordance with the MGCL, FSIC III will merge with and into FSIC II and the separate corporate existence of FSIC III will cease and all outstanding shares of FSIC III Common Stock will be cancelled and no consideration shall be exchanged therefor. FSIC II will be the ultimate surviving company and will continue its existence as a corporation under the laws of the State of Maryland.

•

At Effective Time 2A, Merger Sub 2 will merge with and into CCT II. CCT II will be the surviving company and will continue its existence as a statutory trust under the laws of the State of Delaware. Immediately after the occurrence of Effective Time 2A and in accordance with the Delaware Statutory Trust Act and the MGCL, CCT II will merge with and into FSIC II and the separate existence of CCT II will cease and all outstanding CCT II Common Stock will be cancelled and no consideration will be exchanged therefor. FSIC II will be the ultimate surviving company and will continue its existence as a corporation under the laws of the State of Maryland.

•

At Effective Time 3A, Merger Sub 3 will merge with and into FSIC IV. FSIC IV will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. Immediately after the occurrence of Effective Time 3A and in accordance with the MGCL, FSIC IV will merge with and into FSIC II and the separate existence of FSIC IV will cease and all outstanding shares of FSIC IV Common Stock will be cancelled and no consideration will be exchanged therefor. FSIC II will be the ultimate surviving company will continue its existence as a corporation under the laws of the State of Maryland.

Please see “The Mergers” and “Description of the Merger Agreement” contained in this joint proxy statement/prospectus for additional information regarding the Merger Agreement and the transactions contemplated thereby, as well as the reasons the FSIC II Board has recommended that FSIC II stockholders vote for the FSIC II Merger Proposal.

Vote Required

Approval of the FSIC II Merger Proposal is required for completion of the Mergers. FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the FSIC II Merger Proposal. A vote for the FSIC II Merger Proposal will be a vote to approve each of the Mergers. The affirmative vote “FOR” the FSIC II Merger Proposal of a majority of the outstanding shares of FSIC II Common Stock entitled to vote at the FSIC II Annual Meeting is necessary for approval of the FSIC II Merger Proposal. Abstentions and broker non-votes will have the same effect as votes against the FSIC II Merger Proposal. Proxies received will be voted “FOR” the approval of the FSIC II Merger Proposal unless stockholders designate otherwise.

THE FSIC II BOARD UNANIMOUSLY RECOMMENDS THAT FSIC II STOCKHOLDERS VOTE

“FOR” THE FSIC II MERGER PROPOSAL.

FSIC II PROPOSAL 2: APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE ISSUANCE TO ALL HOLDERS OF FSIC II COMMON STOCK FOLLOWING THE CLOSING OF THE MERGERS ON A PRO RATA BASIS OF SHARES OF A NEW CLASS OF PREFERRED STOCK OF FSIC II WITH AN AGGREGATE LIQUIDATION PREFERENCE REPRESENTING APPROXIMATELY 20% OF THE COMBINED COMPANY’S NET ASSET VALUE

FSIC II is considering, subject to final approval of the FSIC II Board, the issuance to all holders of FSIC II Common Stock following the closing of the Mergers on a pro rata basis of shares of a new class of perpetual preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s NAV. It is anticipated the shares of preferred stock will have an annual preferred dividend of 5.5%, which will be paid quarterly on January 31, April 30, July 31 and October 31 as declared by the FSIC II Board, and in each case, will be paid prior to dividends on shares of FSIC II Common Stock. The preferred stock will rank senior in right of payment to shares of FSIC II Common Stock, will rank equal in right of payment with any other series of preferred shares FSIC II may issue in the future and will be subordinated in right of payment to FSIC II’s and its subsidiaries’ existing and future indebtedness. It is anticipated that the preferred stock will provide current income for stockholders and will help align the dividend yield, dividend coverage and return on equity of the combined company’s common stock to a competitive level with some of the largest publicly traded BDCs.

It is contemplated that the holders of shares of preferred stock will not have voting rights in respect of their shares of preferred stock, except that they will, voting as a separate class, be entitled to appoint two directors to FSIC II Board. Notwithstanding the foregoing, however, it is expected that if the preferred stockholders have not received distributions for any two year period, the preferred stockholders shall be given the right to elect the majority of the FSIC II Board.

The liquidation preference of each share of preferred stock is anticipated to be $25.00 per share, and FSIC II expects to value the shares of preferred stock at their liquidation preference.

After the five year anniversary of the Recapitalization Transaction, it is expected that FSIC II will be able to elect, in its discretion, to redeem the preferred stock, in whole or in part, for the liquidation preference per share of preferred stock plus accumulated and unpaid distributions satisfied through a cash payment. Notwithstanding the foregoing, the terms of the preferred stock are expected to include a provision that provides that if at any time following the Recapitalization Transaction, the FSIC II Board determines in good faith that FSIC II’s breach of the applicable asset coverage ratio requirement is imminent, FSIC II may redeem the preferred stock, in whole or in part, for an amount equal to the liquidation preference per share of preferred stock, plus accumulated and unpaid distributions, satisfied by either (i) a cash payment or (ii) the delivery of FSIC II Common Stock with an aggregate NAV equal to such amount.

It is anticipated the Recapitalization Transaction would occur prior to any Listing. The preferred stock will not be registered upon issuance, and therefore will not be tradeable except pursuant to an exemption from registration under the Securities Act. The preferred stock will not be listed on any securities exchange or quoted on any automated dealer quotation system. FSIC II anticipates that preferred stock will be listed on a national securities exchange at some point in the future following the Listing, but the timing of any such listing remains subject to market conditions as determined by FSIC II in its sole discretion and would require the final approval of the FSIC II Board. There can be no assurance that an active and liquid market for shares of preferred stock will develop or be maintained. For more information about the risks associated with the Recapitalization Transaction, see “Risk Factors—Risks Relating to the Mergers—If the Recapitalization Transaction occurs, stockholders may not be able to resell shares of preferred stock of FSIC II issued in the Recapitalization Transaction because there is not expected to be an established market for such securities, and, in any case, such securities may trade at a significant discount to their liquidation preference.”

Dividends on shares of preferred stock are expected to be reported as ordinary income on Form 1099-DIV. For more information about the tax consequences of the Recapitalization Transactions, see “Certain Material U.S. Federal Income Tax Consequences of the Mergers and the Recapitalization Transaction— Certain Material U.S. Federal Income Tax Consequences related to the Recapitalization Transaction”.

FSIC II is seeking a non-binding, advisory vote of its stockholders on the Recapitalization Transaction because the FSIC II Board is considering whether to consummate the Recapitalization Transaction following the closing of the Mergers and values the input of FSIC II’s stockholders. However, FSIC II stockholders should note that this vote is advisory only and therefore not binding on FSIC II or the FSIC II Board. Accordingly, this proposal is not a condition to the consummation of the Recapitalization Transaction and the FSIC II Board may elect to pursue the Recapitalization Transaction following the Mergers regardless of the outcome of the advisory vote on the Recapitalization Transaction Advisory Proposal.

Vote Required

FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Recapitalization Transaction Advisory Proposal. The affirmative vote “FOR” the Recapitalization Transaction Advisory Proposal of at least a majority of all of the votes cast at the FSIC II Annual Meeting in which a quorum is present is necessary for approval of the Recapitalization Transaction Advisory Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Recapitalization Transaction Advisory Proposal. Proxies received will be voted “FOR” the approval of the Recapitalization Transaction Advisory Proposal unless stockholders designate otherwise.

If a quorum is present at the FSIC II Annual Meeting and the Recapitalization Transaction Advisory Proposal is not approved by the FSIC II stockholders, the adverse vote will be considered by the FSIC II Board in determining whether to consummate the Recapitalization Transaction but such vote will be advisory only and not binding on FSIC II.

THE FSIC II BOARD UNANIMOUSLY RECOMMENDS THAT FSIC II STOCKHOLDERS VOTE “FOR” THE RECAPITALIZATION TRANSACTION ADVISORY PROPOSAL

FSIC II PROPOSAL 3: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC II CHARTER REGARDING LIMITATIONS ON CERTAIN AFFILIATED TRANSACTIONS

The following discussion summarizes the principal change FSIC II is asking its stockholders to approve in connection with FSIC II Merger Charter Amendment Proposal 1. This summary description is qualified in its entirety by the complete text of the Second Articles of Amendment and Restatement of FSIC II, a copy of which is attached as Annex B to this joint proxy statement/prospectus (the “Second Articles”). If approved by stockholders at the FSIC II Annual Meeting, the amendments described in FSIC II Merger Charter Amendment Proposal 1 and reflected in the Second Articles will be effected by FSIC II’s filing of the Second Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT.

A copy of the proposed Second Articles is attached as Annex B to this joint proxy statement/prospectus and is marked to show the changes made to the current FSIC II Charter. The Second Articles reflect the modifications proposed to be made by FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7.

Provisions Regarding Certain Affiliated Transactions

The FSIC II Charter contains numerous provisions that limit FSIC II’s ability to engage in specific transactions with the Advisor and its affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by a majority of FSIC II’s directors (including a majority of its independent directors). These provisions address a number of transactions including joint ventures, sales and leases to and from FSIC II, loans to and from FSIC II, as well as general restrictions on affiliated transactions with the Advisor and its affiliates. The Second Articles would remove these limitations. Maryland law and the 1940 Act contain restrictions on FSIC II’s ability to engage in related-party transactions. Under the MGCL, a transaction with any of FSIC II’s directors or any other entity in which any of its directors is a director or has a material financial interest is not voidable solely because of the interest so long as the transaction is approved by a majority of FSIC II’s independent directors of the transaction is fair and reasonable to FSIC II. Further, under the 1940 Act, FSIC II is prohibited from participating in certain transactions with certain of its affiliates without the prior approval of the majority of the independent directors, and in some cases, the SEC. However, there are risks to this change, as the proposed removal of these provisions increases the risk that FSIC II may pursue affiliated transactions such as those described above, which, if such investments perform poorly, could adversely affect FSIC II’s results of operations and the value of your investment in it. However, the FSIC II Board does not believe that the removal of these limitations related to the Advisor and its affiliates will have an adverse effect on FSIC II because of the protections otherwise afforded by applicable law.

Summary of Specific Change

Listed below, in summary form, are the specific changes that will be made to the current FSIC II Charter pursuant to FSIC II Merger Charter Amendment Proposal 1 if FSIC II Merger Charter Amendment Proposal 1 is approved by stockholders at the FSIC II Annual Meeting. The below summary does not identify certain immaterial changes to the FSIC II Charter or changes that are described as part of FSIC II Merger Charter Amendment Proposal 2 or FSIC II Merger Charter Amendment Proposal 3 or FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. Please see the marked version of the FSIC II Charter attached as Annex B, which reflects all the proposed changes to the FSIC II Charter.

•	Deletion of former Section 10.5 regarding limitations on certain affiliated transactions.

Conforming Changes and Other Ministerial Modifications

The Second Articles, if adopted, would reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to FSIC II or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Conditionality

The approval of each of the FSIC II Merger Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC II Listing Charter Amendment Proposals nor the FSIC II Merger Charter Amendment Proposals are conditioned on approving any other FSIC II Listing Charter Amendment Proposal or FSIC II Merger Charter Amendment Proposal. If one or more FSIC II Listing Charter Amendment Proposals or FSIC II Merger Charter Amendment Proposals fails to receive the required vote, the Second Articles may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC II Merger Charter Amendment Proposal 1. The affirmative vote “FOR” FSIC II Merger Charter Amendment Proposal 1 of at least a majority of all the votes entitled to be cast as of the FSIC II Record Date is necessary for approval of FSIC II Merger Charter Amendment Proposal 1. Abstentions and broker non-votes will have the same effect as votes against FSIC II Merger Charter Amendment Proposal 1. Proxies received will be voted “FOR” the approval of FSIC II Merger Charter Amendment Proposal 1 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” FSIC II MERGER CHARTER AMENDMENT PROPOSAL 1.

FSIC II PROPOSAL 4: APPROVAL OF PROPOSAL TO DELETE PROVISIONS OF THE FSIC II CHARTER REGARDING LIMITATIONS ON ROLL-UP TRANSACTIONS

The following discussion summarizes the principal change FSIC II is asking its stockholders to approve in connection with FSIC II Merger Charter Amendment Proposal 2. This summary description is qualified in its entirety by the complete text of the Second Articles, a copy of which is attached as Annex B to this joint proxy statement/prospectus. If approved by stockholders at the FSIC II Annual Meeting, the amendments described in FSIC II Merger Charter Amendment Proposal 2 and reflected in the Second Articles will be effected by FSIC II’s filing of the Second Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 are approved, FSIC II plans to file the Second Articles reflecting approved changes to the FSIC II Charter shortly after the FSIC II Annual Meeting.

A copy of the proposed Second Articles is attached as Annex B to this joint proxy statement/prospectus and is marked to show the changes made to the current FSIC II Charter. The Second Articles reflect the modifications proposed to be made by FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7.

Provisions Regarding Roll-ups

Article XII of the FSIC II Charter imposes procedural protections relating to transactions in which its stockholders must exchange their shares of FSIC II Common Stock for securities of another entity (a “Roll-Up Transaction”). Among other protections and requirements, an appraisal of FSIC II’s assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction must be obtained from an independent expert in connection with any Roll-Up Transaction. Stockholders who vote against any proposed Roll-Up Transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining stockholders of FSIC II and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of FSIC II. In addition, FSIC II is prohibited from participating in any Roll-Up Transaction in which certain stockholder rights in the roll-up entity, such as voting and access to records, are less advantageous than those currently provided to stockholders of FSIC II. Further, if the Roll-Up Transaction is not approved by the stockholders, the costs of the Roll-Up Transaction may not be borne by FSIC II. If FSIC II Listing Charter Amendment Proposal 2 is approved and the stockholders vote to approve a Roll-Up Transaction, the stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for FSIC II to effect a Roll-Up Transaction. FSIC II recommends this change to increase FSIC II’s flexibility to enter into a Roll-Up Transaction that the FSIC II Board and the stockholders may believe to be in FSIC II’s best interest.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to the current FSIC II Charter pursuant to FSIC II Merger Charter Amendment Proposal 2 if FSIC II Merger Charter Amendment Proposal 2 is approved by stockholders at the FSIC II Annual Meeting. The below summary does not identify certain immaterial changes to the FSIC II Charter or changes that are described as part of FSIC II Merger Charter Amendment Proposal 1 or FSIC II Merger Charter Amendment Proposal 3 or FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. Please see the marked version of the FSIC II Charter attached as Annex B, which reflects all the proposed changes to the FSIC II Charter.

•	Deletion of former Article XII removing the NASAA Guidelines provisions regarding limitations on Roll-Up Transactions.

•	Deletion of definitions in Article VIII that will no longer be applicable as a result of the removal of certain provisions in the Second Articles.

Conforming Changes and Other Ministerial Modifications

The Second Articles, if adopted, would reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to FSIC II or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Conditionality

The approval of each of the FSIC II Merger Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC II Listing Charter Amendment Proposals nor the FSIC II Merger Charter Amendment Proposals are conditioned on approving any other FSIC II Listing Charter Amendment Proposal or FSIC II Merger Charter Amendment Proposal. If one or more FSIC II Listing Charter Amendment Proposals or FSIC II Merger Charter Amendment Proposals fails to receive the required vote, the Second Articles may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC II Merger Charter Amendment Proposal 2. The affirmative vote “FOR” FSIC II Merger Charter Amendment Proposal 2 of at least a majority of all of the votes entitled to be cast as of the FSIC II Record Date is necessary for approval of FSIC II Merger Charter Amendment Proposal 2. Abstentions and broker non-votes will have the same effect as votes against FSIC II Merger Charter Amendment Proposal 2. Proxies received will be voted “FOR” the approval of FSIC II Merger Charter Amendment Proposal 2 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” FSIC II MERGER CHARTER AMENDMENT PROPOSAL 2.

FSIC II PROPOSAL 5: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC II CHARTER REGARDING PAYMENT OF DIVIDENDS AND DISTRIBUTIONS

The following discussion summarizes the principal change FSIC II is asking its stockholders to approve in connection with FSIC II Merger Charter Amendment Proposal 3. This summary description is qualified in its entirety by the complete text of the Second Articles, a copy of which is attached as Annex B to this joint proxy statement/prospectus. If approved by stockholders at the FSIC II Annual Meeting, the amendments described in FSIC II Merger Charter Amendment Proposal 3 and reflected in the Second Articles will be effected by FSIC II’s filing of the Second Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 are approved, FSIC II plans to file the Second Articles reflecting approved changes to the FSIC II Charter shortly after the FSIC II Annual Meeting.

A copy of the proposed Second Articles is attached as Annex B to this joint proxy statement/prospectus and is marked to show the changes made to the current FSIC II Charter. The Second Articles reflect the modifications proposed to be made by FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7.

Provisions Regarding Dividends and Distributions

The FSIC II Charter contains numerous provisions that require FSIC II to provide for adequate reserves by retaining a percentage of proceeds from offerings and revenues. The FSIC II Charter also contains provisions relating to the payment of dividends and distributions and the powers of the FSIC II Board relating thereto. The Second Articles remove these provisions. The FSIC II Board does not intend to change its policy with respect to distributions and dividends despite the removal of these provisions.

Summary of Specific Change

Listed below, in summary form, are the specific changes that will be made to the current FSIC II Charter pursuant to FSIC II Merger Charter Amendment Proposal 3 if FSIC II Merger Charter Amendment Proposal 3 is approved by stockholders at the FSIC II Annual Meeting. The below summary does not identify certain immaterial changes to the FSIC II Charter or changes that are described as part of FSIC II Merger Charter Amendment Proposal 1 or FSIC II Merger Charter Amendment Proposal 3 or FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. Please see the marked version of the FSIC II Charter attached as Annex B, which reflects all the proposed changes to the FSIC II Charter.

•	Deletion of former Section 5.6 regarding payment of dividends and distributions.

Conforming Changes and Other Ministerial Modifications

The Second Articles, if adopted, would reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to FSIC II or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Conditionality

The approval of each of the FSIC II Merger Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC II Listing Charter Amendment Proposals nor the FSIC II Merger Charter Amendment Proposals are conditioned on approving any other FSIC II Listing Charter Amendment Proposal or FSIC II Merger Charter Amendment Proposal. If one or more FSIC II Listing Charter Amendment Proposals or FSIC II Merger Charter Amendment Proposals fails to receive the required vote, the Second Articles may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC II Merger Charter Amendment Proposal 3. The affirmative vote “FOR” FSIC II Merger Charter Amendment Proposal 3 of at least a majority of all the votes entitled to be cast as of the FSIC II Record Date is necessary for approval of FSIC II Merger Charter Amendment Proposal 3. Abstentions and broker non-votes will have the same effect as votes against FSIC II Merger Charter Amendment Proposal 3. Proxies received will be voted “FOR” the approval of FSIC II Merger Charter Amendment Proposal 3 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” FSIC II MERGER CHARTER AMENDMENT PROPOSAL 3.

FSIC II PROPOSAL 6: APPROVAL OF PROPOSAL TO REVISE THE FSIC II CHARTER TO PROVIDE FOR A STAGGERED FSIC II BOARD

Background

FSIC II conducted a continuous public offering of FSIC II Common Stock beginning in February 2012 and ending in March 2014. Because FSIC II Common Stock was not listed on a national securities exchange and was not expected to be listed in connection with FSIC II’s continuous public offering, FSIC II was required to register its continuous public offering with state securities administrators in each state in which FSIC II desired to offer FSIC II Common Stock for sale. In offerings that are subject to state securities regulation, most states hold BDCs to the standards set forth in the NASAA Guidelines. As a BDC, a number of states where FSIC II wished to offer FSIC II Common Stock for sale required FSIC II to include a number of limitations imposed by the NASAA Guidelines in FSIC II’s governing documents, including the FSIC II Charter.

As discussed further above, in light of the potential for a Listing, FSIC II is proposing to amend and restate the FSIC II Charter in order to conform more closely certain provisions of the FSIC II Charter to provisions in the charters of most other BDCs listed on a national securities exchange. The proposed amendments to the FSIC II Charter would remove the NASAA-mandated limitations because they impose an unnecessary administrative burden on FSIC II, will no longer be required provided a Listing occurs, and could put FSIC II at a competitive disadvantage relative to its listed competitors whose charters do not contain these restrictions.

On May 28, 2019, the FSIC II Board considered certain matters in connection with a Listing, which, if completed, would provide liquidity to FSIC II’s stockholders. FSIC II currently expects that a Listing could occur within 12 months, provided that such Listing could occur at such earlier or later time or not at all as the FSIC II Board may determine, taking into consideration market conditions and other factors. In light of the potential for a Listing, FSIC II is proposing to amend and restate the FSIC II Charter, including Section 4.1 of the FSIC II Charter as described below, in order to conform more closely certain provisions of the FSIC II Charter to provisions in the charters of most Listed BDCs. The proposed amendments to the Charter make certain other changes that the FSIC II Board believes are appropriate for a Listed BDC.

While the FSIC II Board has not set a definitive time frame for a Listing, FSIC II believes that seeking approval of these changes to the FSIC II Charter will avoid the cost and time delay of another stockholder vote prior to a Listing. Moreover, any market changes resulting during the delay associated with seeking another stockholder vote could adversely affect FSIC II’s ability to list the Shares at an optimal time.

Principal Change

The following discussion summarizes the principal change FSIC II is asking its stockholders to approve in connection with FSIC II Listing Charter Amendment Proposal 1. This summary description is qualified in its entirety by the complete text of the proposed Second Articles, a copy of which is attached as Annex B to this joint proxy statement/prospectus. The Second Articles attached as Annex B are marked to show the changes made to the current FSIC II Charter and reflect the modifications proposed to be made by FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 6 (each as more fully described below). If approved by stockholders at the FSIC II Annual Meeting, the amendments reflected in the Second Articles and described in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7 will be effected by FSIC II’s filing of the Second Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7 are approved, FSIC II plans to file the Second Articles reflecting approved changes to the FSIC II Charter shortly after the FSIC II Annual Meeting.

Classified Board of Directors

The FSIC II Board was “staggered” or divided into three classes by election of the FSIC II Board as permitted by provisions of the MGCL and evidenced by Articles Supplementary filed with the SDAT on June 1, 2017 (the “Class Election”). Under the applicable provisions of the MGCL, the FSIC II Board could reverse the Class Election by a future action of the FSIC II Board in order to unclassify the FSIC II Board. If FSIC II Listing Charter Amendment Proposal 1 is approved, FSIC II would continue to have a “staggered” or classified board as currently provided because of the Class Election and the FSIC II Bylaws, but the classification of the FSIC II Board would be set forth as a stockholder approved provision in the FSIC II Charter. Because the classification of the FSIC II Board would be set forth in the FSIC II Charter with stockholder approval, however, an amendment to the FSIC II Charter recommended by the FSIC II Board and approved by a subsequent vote of FSIC II stockholders would be required in order to unclassify the FSIC II Board in the future. Accordingly, the Second Articles provide that the FSIC II Board shall be classified into three classes: one class to hold office until the next succeeding annual meeting of stockholders, second class to hold office until the second succeeding annual meeting of stockholders, and a third class to hold office until the third succeeding annual meeting of stockholders. Directors will be elected to hold office for three-year terms, with one class’s term expiring each year.

In publicly held companies, staggered boards have the effect of making hostile takeover attempts more difficult. When a board is staggered, hostile bidders must win more than one proxy contest at successive stockholder meetings in order to exercise control of the target company. Particularly in combination with a stockholder rights plan, also known as a “poison pill,” a staggered board that cannot be dismantled or evaded is one of the most potent takeover defenses available to U.S. companies.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current FSIC II Charter pursuant to FSIC II Listing Charter Amendment Proposal 1 if FSIC II Listing Charter Amendment Proposal 1 is approved by stockholders at the FSIC II Annual Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the FSIC II Charter or changes that are described as part of FSIC II Listing Charter Amendment Proposal 2 through FSIC II Listing Charter Amendment Proposal 7. Please see the marked version of the FSIC II Charter attached as Annex B, which reflects all the proposed changes to the Charter.

•	Revisions to Section 4.1 to provide for a staggered FSIC II Board.

Conforming Changes and Other Ministerial Modifications

The Second Articles, if adopted, would reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to FSIC II or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Conditionality

The approval of each of the FSIC II Merger Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC II Listing Charter Amendment Proposals nor the FSIC II Merger Charter Amendment Proposals are conditioned on approving any other FSIC II Listing Charter Amendment Proposal or FSIC II Merger Charter Amendment Proposal. If one or more FSIC II Listing Charter Amendment Proposals or FSIC II Merger Charter Amendment Proposals fails to receive the required vote, the Second Articles may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the FSIC II Listing Charter Amendment Proposal 1. The affirmative vote “FOR” the FSIC II Listing Charter Amendment Proposal 1 of at least a majority of all the votes entitled to be cast as of the FSIC II Record Date is necessary for approval of the FSIC II Listing Charter Amendment Proposal 1. Abstentions and broker non-votes will have the same effect as votes against FSIC II Listing Charter Amendment Proposal 1. Proxies received will be voted “FOR” the approval of FSIC II Listing Charter Amendment Proposal 1 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR FSIC II LISTING CHARTER AMENDMENT PROPOSAL 1.

FSIC II PROPOSAL 7: APPROVAL OF PROPOSAL TO REVISE THE FSIC II CHARTER TO (I) INCREASE THE VOTE REQUIRED TO EFFECT CERTAIN CHANGES TO THE FSIC II CHARTER AND (II) REQUIRE SUCH INCREASED STOCKHOLDER VOTE TO EFFECT A LIQUIDATION OF FSIC II OR ANY AMENDMENT TO CERTAIN SECTIONS OF THE FSIC II CHARTER

Principal Change

The following discussion summarizes the principal change FSIC II is asking its stockholders to approve in connection with FSIC II Listing Charter Amendment Proposal 2. This summary description is qualified in its entirety by the complete text of the Second Articles, a copy of which is attached as Annex B to this joint proxy statement/prospectus. If approved by stockholders at the FSIC II Annual Meeting, the amendment described in FSIC II Listing Charter Amendment Proposal 2 and reflected in the Second Articles will be effected by FSIC II’s filing of the Second Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 or FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7 are approved, FSIC II plans to file the Second Articles reflecting approved changes to the FSIC II Charter shortly after the FSIC II Annual Meeting.

A copy of the proposed Second Articles is attached as Annex B to this joint proxy statement/prospectus and is marked to show the changes made to the current FSIC II Charter. The Second Articles reflect the modifications proposed to be made by FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7.

Provisions Regarding Amendments to Certain Provisions of the FSIC II Charter

The FSIC II Charter currently provides that two-thirds of all the votes entitled to be cast on the matter is necessary to, among other things, approve the dissolution of FSIC II or any amendments to Article VI (relating to amendments and certain extraordinary actions) of the FSIC II Charter. The Second Articles revise Section 6.2 to: (i) increase the vote required to effect the changes described in such Section 6.2 to 80% of all the votes entitled to be cast on the matter, and (ii) require such increased stockholder vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect a liquidation of FSIC II or any amendment to revised Section 4.1 (relating to the number, term and election of directors) or new Section 4.8 (relating to the removal of directors), as well as Sections 4.2, 4.7, 6.1 and 6.2.

Furthermore, the Second Articles include a provision that if a proposal or amendment requiring the increased stockholder voting requirements of Section 6.2 of the Second Articles is approved by two-thirds of the existing directors (together with such nominees approved by a majority of the existing directors), then such proposal or amendment need only be approved by a majority of the stockholder votes entitled to be cast on the matter.

As more fully discussed above, the FSIC II Board, considering a contemplated Listing and the related increased hostile takeover risks, believes the revisions to this provision are appropriate and will conform the FSIC II Charter more closely to charters of other Listed BDCs. Further, the proposed revisions to Section 6.2 of the FSIC II Charter, while protecting against hostile takeover actions, will allow FSIC II to take one of the specific actions described in such Section 6.2 if two-thirds of the FSIC II Board believes such action is in the best interests of FSIC II and a majority of the stockholders have voted in favor of such action. This change may also grant members of the FSIC II Board with enhanced power to direct FSIC II in the future.

Summary of Specific Changes

Listed below, in summary form, are the specific change that will be made to the current FSIC II Charter pursuant to FSIC II Listing Charter Amendment Proposal 2 if FSIC II Listing Charter Amendment Proposal 2 is approved by stockholders at the FSIC II Annual Meeting and a Listing occurs. The below summary does not identify certain immaterial changes or changes described as part of FSIC II Listing Charter Amendment Proposal 1 or FSIC II Listing Charter Amendment Proposal 3 through FSIC II Listing Charter Amendment Proposal 7. Please see the marked version of the FSIC II Charter attached as Annex B, which reflects all the proposed changes to the FSIC II Charter.

•

Revisions to Section 6.2 of the FSIC II Charter to (i) increase the vote required to effect certain changes to the FSIC II Charter to 80% of all the votes entitled to be cast on the matter, and (ii) require such increased stockholder vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect a liquidation of FSIC II or any amendment to Section 4.1 or Section 4.8; provided that, if any such change or action is first approved by two-thirds of the existing directors (together with directors nominated by the existing directors), then it will require approval only by a majority of votes entitled to be cast.

•	Revision to Article XIII of the FSIC II Charter to remove the reference to Section 6.2 such that Section 6.2 does not fall away upon a Listing.

Conforming Changes and Other Ministerial Modifications

The Second Articles, if adopted, would reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to FSIC II or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Conditionality

The approval of each of the FSIC II Merger Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC II Listing Charter Amendment Proposals nor the FSIC II Merger Charter Amendment Proposals are conditioned on approving any other FSIC II Listing Charter Amendment Proposal or FSIC II Merger Charter Amendment Proposal. If one or more FSIC II Listing Charter Amendment Proposals or FSIC II Merger Charter Amendment Proposals fails to receive the required vote, the Second Articles may be modified before filing to reflect only the proposals that are approved.

Vote Required

The affirmative vote by the holders of shares of FSIC II Common Stock entitled to cast two-thirds of all the votes entitled to be cast as of the FSIC II Record Date is necessary for approval of FSIC II Listing Charter Amendment Proposal 2. You may vote for or against or abstain on FSIC II Listing Charter Amendment Proposal 2. Abstentions and broker non-votes will have the same effect as votes against FSIC II Listing Charter Amendment Proposal 2. Proxies received will be voted “FOR” the approval of FSIC II Listing Charter Amendment Proposal 2 unless stockholders designate otherwise.

THE FSIC II BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” FSIC II LISTING CHARTER AMENDMENT PROPOSAL 2.

FSIC II PROPOSAL 8: APPROVAL OF PROPOSAL TO ADD A NEW SECTION TO THE FSIC II CHARTER REGARDING PROCEDURES FOR DIRECTOR REMOVAL

Principal Change

The following discussion summarizes the principal change FSIC II is asking its stockholders to approve in connection with FSIC II Listing Charter Amendment Proposal 3. This summary description is qualified in its entirety by the complete text of the Second Articles, a copy of which is attached as Annex B to this joint proxy statement/prospectus. If approved by stockholders at the FSIC II Annual Meeting, the amendment described in FSIC II Listing Charter Amendment Proposal 3 and reflected in the Second Articles will be effected by FSIC II’s filing of the Second Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 or FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7 are approved, FSIC II plans to file the Second Articles reflecting approved changes to the FSIC II Charter shortly after the FSIC II Annual Meeting.

A copy of the proposed Second Articles is attached as Annex B to this joint proxy statement/prospectus and is marked to show the changes made to the current FSIC II Charter. The Second Articles reflect the modifications proposed to be made by FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7.

Removal of Directors

The MGCL provides that stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors, except, among other things, as otherwise provided in the charter. FSIC II proposes to include a new Section 4.8 in the Second Articles that provides that directors may be removed only for “cause” and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

In connection with a proposed Listing and the related increased risk of hostile takeover attempts, the FSIC II Board believes that the adoption of these antitakeover provisions may discourage others from trying to (i) acquire control of FSIC II, which may reduce your ability to liquidate your investment in FSIC II or to receive a control premium for your shares of FSIC II Common Stock, or (ii) change the composition of the FSIC II Board, which may make it more difficult to influence FSIC II’s management, which could result in policies, actions or FSIC II Board composition that are not as favorable to stockholders as they otherwise would be.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current FSIC II Charter pursuant to FSIC II Listing Charter Amendment Proposal 3 if FSIC II Listing Charter Amendment Proposal 3 is approved by stockholders at the FSIC II Annual Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of FSIC II Merger Charter Amendment Proposal 1 through Merger Charter Proposal Amendment 3, FSIC II Listing Charter Amendment Proposal 1, FSIC II Listing Charter Amendment Proposal 2 or FSIC II Listing Charter Amendment Proposal 4 through FSIC II Listing Charter Amendment Proposal 7. Please see the marked version of the FSIC II Charter attached as Annex B, which reflects all the proposed changes to the FSIC II Charter.

•	Addition of a new Section 4.8 regarding procedures for director removal.

Conforming Changes and Other Ministerial Modifications

The Second Articles, if adopted, would reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 6. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to FSIC II or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Conditionality

The approval of each of the FSIC II Merger Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC II Listing Charter Amendment Proposals nor the FSIC II Merger Charter Amendment Proposals are conditioned on approving any other FSIC II Listing Charter Amendment Proposal or FSIC II Merger Charter Amendment Proposal. If one or more FSIC II Listing Charter Amendment Proposals or FSIC II Merger Charter Amendment Proposals fails to receive the required vote, the Second Articles may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC II Listing Charter Amendment Proposal 3. The affirmative vote “FOR” FSIC II Listing Charter Amendment Proposal 3 of at least a majority of all of the votes entitled to be cast as of the FSIC II Record Date is necessary for approval of FSIC II Listing Charter Amendment Proposal 3. Abstentions and broker non-votes will have the same effect as votes against FSIC II Listing Charter Amendment Proposal 3. Proxies received will be voted “FOR” the approval of FSIC II Listing Charter Amendment Proposal 3 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” FSIC II LISTING CHARTER AMENDMENT PROPOSAL 3.

FSIC II PROPOSAL 9: APPROVAL OF PROPOSAL TO ADD A NEW SECTION TO THE FSIC II CHARTER REGARDING FSIC II’S ABILITY TO LIMIT A STOCKHOLDER’S INSPECTION OF FSIC II’S BOOKS AND RECORDS IF IT IS FOR AN IMPROPER PURPOSE

Principal Change

The following discussion summarizes the principal change FSIC II is asking its stockholders to approve in connection with FSIC II Listing Charter Amendment Proposal 4. This summary description is qualified in its entirety by the complete text of the Second Articles, a copy of which is attached as Annex B to this joint proxy statement/prospectus. If approved by stockholders at the FSIC II Annual Meeting, the amendments described in FSIC II Listing Charter Amendment Proposal 4 and reflected in the Second Articles will be effected by FSIC II’s filing of the Second Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 or FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7 are approved, FSIC II plans to file the Second Articles reflecting approved changes to the FSIC II Charter shortly after the FSIC II Annual Meeting.

A copy of the proposed Second Articles is attached as Annex B to this joint proxy statement/prospectus and is marked to show the changes made to the current FSIC II Charter. The Second Articles reflect the modifications proposed to be made by FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7.

Provision Regarding Stockholder Inspection of Books and Records

The Second Articles provide that FSIC II may limit a stockholder’s right to inspect the books and records of FSIC II if the FSIC II Board determines that such stockholder has an improper purpose for requesting such inspection. FSIC II believes this change will conform the FSIC II Charter more closely to the charters of other Listed BDCs. FSIC II also believes that the change will increase FSIC II’s ability to protect the privacy of its stockholders. FSIC II believes the change also enhances its anti-takeover defenses by making it more difficult for a potential acquirer to acquire shares of FSIC II Common Stock or to contact stockholders for the purpose of trying to influence FSIC II’s management. Although FSIC II believes the change is in the best interest of FSIC II, the proposed change to FSIC II may discourage others from trying to acquire control of FSIC II, which may reduce your ability to liquidate your investment in FSIC II or to receive a control premium for your shares of FSIC II Common Stock. The proposed change may also make it more difficult for stockholders to communicate with each other to influence FSIC II’s management, which could result in policies, actions or FSIC II Board composition that are not as favorable to you as they otherwise would be.

Summary of Specific Changes

Listed below, in summary form, is the specific change that will be made to the current FSIC II Charter pursuant to FSIC II Listing Charter Amendment Proposal 4 if FSIC II Listing Charter Amendment Proposal 4 is approved by stockholders at the FSIC II Annual Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the FSIC II Charter or changes that are described as part of FSIC II Merger Charter Amendment Proposal 1 through Merger Charter Proposal Amendment 3, FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 3, or FSIC II Listing Charter Amendment Proposal 5 through FSIC II Listing Charter Amendment Proposal 7. Please see the marked version of the FSIC II Charter attached as Annex B, which reflects all the proposed changes to the FSIC II Charter.

•	Addition of a new Section 5.5 to the FSIC II Charter clarifying the FSIC II Board’s ability to limit a stockholder’s inspection of FSIC II’s books and records if it is for an improper purpose.

•	Deletion of Section 11.3 to avoid conflict with new Section 5.5.

•	Revision to Article XIII of the FSIC II Charter to revise the reference to Section 5.5 to reflect the addition of the new Section 5.5.

Conforming Changes and Other Ministerial Modifications

The Second Articles, if adopted, would reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to FSIC II or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Conditionality

The approval of each of the FSIC II Merger Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC II Listing Charter Amendment Proposals nor the FSIC II Merger Charter Amendment Proposals are conditioned on approving any other FSIC II Listing Charter Amendment Proposal or FSIC II Merger Charter Amendment Proposal. If one or more FSIC II Listing Charter Amendment Proposals or FSIC II Merger Charter Amendment Proposals fails to receive the required vote, the Second Articles may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC II Listing Charter Amendment Proposal 4. The affirmative vote “FOR” FSIC II Listing Charter Amendment Proposal 4 of at least a majority of all of the votes entitled to be cast as of the FSIC II Record Date is necessary for approval of FSIC II Listing Charter Amendment Proposal 4. Abstentions and broker non-votes will have the same effect as votes against FSIC II Listing Charter Amendment Proposal 4. Proxies received will be voted “FOR” the approval of FSIC II Listing Charter Amendment Proposal 4 unless stockholders designate otherwise.

THE FSIC II BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” FSIC II LISTING CHARTER AMENDMENT PROPOSAL 4.

FSIC II PROPOSAL 10: APPROVAL OF PROPOSAL TO DELETE SECTIONS OF THE FSIC II CHARTER REGARDING RESTRICTIONS ON FSIC II’S STOCKHOLDERS MANDATED BY THE NASAA OMNIBUS GUIDELINES

Principal Change

The following discussion summarizes the principal change FSIC II is asking its stockholders to approve in connection with FSIC II Listing Charter Amendment Proposal 5. This summary description is qualified in its entirety by the complete text of the Second Articles, a copy of which is attached as Annex B to this joint proxy statement/prospectus. If approved by stockholders at the FSIC II Annual Meeting, the amendment described in FSIC II Listing Charter Amendment Proposal 5 and reflected in the Second Articles will be effected by FSIC II’s filing of the Second Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 or FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7 are approved, FSIC II plans to file the Second Articles reflecting approved changes to the FSIC II Charter shortly after the FSIC II Annual Meeting.

A copy of the proposed Second Articles is attached as Annex B to this joint proxy statement/prospectus and is marked to show the changes made to the current FSIC II Charter. The Second Articles reflect the modifications proposed to be made by FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7.

Background

Because FSIC II Common Stock is not listed on a national securities exchange, FSIC II was required to register its continuous public offering with state securities administrators in each state in which FSIC II desired to offer shares of FSIC II Common Stock for sale. In offerings that are subject to state securities regulation, most states hold BDCs to the standards set forth in the NASAA Omnibus Guidelines. As a BDC, a number of states where FSIC II wished to offer shares of FSIC II Common Stock for sale required FSIC II to include a number of limitations imposed by the NASAA Omnibus Guidelines in FSIC II’s governing documents, including the FSIC II Charter.

As discussed further above, in light of the potential for a Listing, FSIC II is proposing to amend and restate the FSIC II Charter in order to conform more closely certain provisions of the FSIC II Charter to provisions in the charters of most other Listed BDCs. The proposed amendments to the FSIC II Charter would remove the NASAA-mandated limitations on stockholder suitability (described below) because they impose an unnecessary administrative burden on FSIC II, will no longer be required provided a Listing occurs, and could put the FSIC II at a competitive disadvantage relative to its listed competitors whose charters do not contain these restrictions.

Provisions Regarding Suitability of Stockholders

The FSIC II Charter currently imposes restrictions on FSIC II which require FSIC II to require that each prospective stockholder satisfy suitability standards required by the NASAA Omnibus Guidelines, including minimum thresholds for such stockholder’s annual income and net worth. After a Listing, FSIC II will no longer have the ability to monitor this information with respect to its stockholders and the provision would impose an unreasonable administrative burden on FSIC II.

Summary of Specific Changes

Listed below, in summary form, is the specific change that will be made to the current FSIC II Charter pursuant to FSIC II Listing Charter Amendment Proposal 5 if FSIC II Listing Charter Amendment Proposal 5 is approved by stockholders at the FSIC II Annual Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the FSIC II Charter or changes that are described as part of FSIC II Merger Charter Amendment Proposal 1 through Merger Charter Proposal Amendment 3, FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 4 or FSIC II Listing Charter Amendment Proposal 7. Please see the marked version of the FSIC II Charter attached as Annex B, which reflects all the proposed changes to the FSIC II Charter.

•	Deletion of Section 5.8 to remove the NASAA-mandated limitations regarding certain holders of FSIC II Common Stock.

Conforming Changes and Other Ministerial Modifications

The Second Articles, if adopted, would reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to FSIC II or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Conditionality

The approval of each of the FSIC II Merger Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC II Listing Charter Amendment Proposals nor the FSIC II Merger Charter Amendment Proposals are conditioned on approving any other FSIC II Listing Charter Amendment Proposal or FSIC II Merger Charter Amendment Proposal. If one or more FSIC II Listing Charter Amendment Proposals or FSIC II Merger Charter Amendment Proposals fails to receive the required vote, the Second Articles may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC II Listing Charter Amendment Proposal 5. The affirmative vote “FOR” FSIC II Listing Charter Amendment Proposal 5 of at least a majority of all of the votes entitled to be cast as of the FSIC II Record Date is necessary for approval of FSIC II Listing Charter Amendment Proposal 5. Abstentions and broker non-votes will have the same effect as votes against FSIC II Listing Charter Amendment Proposal 5. Proxies received will be voted “FOR” the approval of FSIC II Listing Charter Amendment Proposal 5 unless stockholders designate otherwise.

THE FSIC II BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” FSIC II LISTING CHARTER AMENDMENT PROPOSAL 5.

FSIC II PROPOSAL 11: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC II CHARTER PROVIDING FOR RESTRICTIONS ON FSIC II’S ABILITY TO ADVANCE EXPENSES TO ITS DIRECTORS AND OFFICERS AND THE ADVISOR IN ACCORDANCE WITH THE NASAA OMNIBUS GUIDELINES

Principal Change

The following discussion summarizes the principal change FSIC II is asking its stockholders to approve in connection with FSIC II Listing Charter Amendment Proposal 6. This summary description is qualified in its entirety by the complete text of the Second Articles, a copy of which is attached as Annex B to this joint proxy statement/prospectus. If approved by stockholders at the FSIC II Annual Meeting, the amendment described in FSIC II Listing Charter Amendment Proposal 6 and reflected in the Second Articles will be effected by FSIC II’s filing of the Second Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 or FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7 are approved, FSIC II plans to file the Second Articles reflecting approved changes to the FSIC II Charter shortly after the FSIC II Annual Meeting.

A copy of the proposed Second Articles is attached as Annex B to this joint proxy statement/prospectus and is marked to show the changes made to the current FSIC II Charter. The Second Articles reflect the modifications proposed to be made by FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7.

Provisions Regarding Payment of Expenses

The FSIC II Charter currently provides for advancement of expenses to FSIC II’s directors and officers and the Advisor and its affiliates, but contains certain limits on FSIC II’s ability to advance expenses consistent with the limitations set forth in the NASAA Omnibus Guidelines. In order to conform the FSIC II Charter more closely to charters of other Listed BDCs, and to retain and recruit qualified and experienced officers and directors, FSIC II is proposing to remove these limitations.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current FSIC II Charter pursuant to FSIC II Listing Charter Amendment Proposal 6 if FSIC II Listing Charter Amendment Proposal 6 is approved by stockholders at the FSIC II Annual Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the FSIC II Charter or changes that are described as part of FSIC II Merger Charter Amendment Proposal 1 through Merger Charter Proposal Amendment 3, FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 5 or FSIC II Listing Charter Amendment Proposal 7. Please see the marked version of the FSIC II Charter attached as Annex B, which reflects all the proposed changes to the FSIC II Charter.

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Deletion of Section 7.4 providing for restrictions on FSIC II’s ability to advance expenses to its directors and officers and the Advisor and its affiliates in accordance with the NASAA Omnibus Guidelines.

Conforming Changes and Other Ministerial Modifications

The Second Articles, if adopted, would reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to FSIC II or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Conditionality

The approval of each of the FSIC II Merger Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC II Listing Charter Amendment Proposals nor the FSIC II Merger Charter Amendment Proposals are conditioned on approving any other FSIC II Listing Charter Amendment Proposal or FSIC II Merger Charter Amendment Proposal. If one or more FSIC II Listing Charter Amendment Proposals or FSIC II Merger Charter Amendment Proposals fails to receive the required vote, the Second Articles may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC II Listing Charter Amendment Proposal 6. The affirmative vote “FOR” FSIC II Listing Charter Amendment Proposal 6 of at least a majority of all of the votes entitled to be cast as of the FSIC II Record Date is necessary for approval of FSIC II Listing Charter Amendment Proposal 6. Abstentions and broker non-votes will have the same effect as votes against FSIC II Listing Charter Amendment Proposal 6. Proxies received will be voted “FOR” the approval of FSIC II Listing Charter Amendment Proposal 6 unless stockholders designate otherwise.

THE FSIC II BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” FSIC II LISTING CHARTER AMENDMENT PROPOSAL 6.

FSIC II PROPOSAL 12: APPROVAL OF ADVISORY AGREEMENT AMENDMENT PROPOSAL

Background

FSIC II is seeking approval of an amendment to the FSIC II Investment Advisory Agreement (the “Proposed Advisory Agreement”). The Proposed Advisory Agreement would amend the FSIC II Investment Advisory Agreement to:

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reduce the annual base management fee from 1.5% to 1.0% on all assets financed using leverage over 1.0x debt to equity and exclude cash and cash equivalents from the gross assets on which the annual base management fee is calculated;

•	amend the hurdle rate applicable to FSIC II’s payment of a subordinated incentive fee on income to be based on net assets rather than adjusted capital;

•	revise the definition of pre-incentive net investment income to exclude interest expense and dividends paid on certain shares of preferred stock;

•	introduce a cap on subordinated incentive fees;

•	incorporate in the calculation of the incentive fee on capital gains the historical net realized losses and unrealized depreciation of FSIC III, CCT II and FSIC IV in addition to FSIC II; and

•	implement certain other revisions to bring the investment advisory agreement of FSIC II in line with those of other Listed BDCs.

The proposed amendments are intended to align the FSIC II Investment Advisory Agreement with the investment advisory agreement of FSK in anticipation of the Mergers and a potential Listing. A form of the Proposed Advisory Agreement is attached as Annex C to this joint proxy statement/prospectus and is marked to show the proposed changes against the FSIC II Investment Advisory Agreement.

Overview of the FSIC II Investment Advisory Agreement

The FSIC II Investment Advisory Agreement was approved by the FSIC II Board at a meeting held on November 28, 2017 and was approved by the FSIC II stockholders on March 26, 2018 at the Annual Meeting of Stockholders of FSIC II. The FSIC II Investment Advisory Agreement became effective on April 9, 2018.

Advisory and Administrative Services

The Advisor is registered as an investment adviser under the Advisers Act and serves as FSIC II’s investment adviser pursuant to the FSIC II Investment Advisory Agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Advisor has a fiduciary responsibility for the safekeeping and use of all of FSIC II’s funds and assets, whether or not in its immediate possession or control. As such, the Advisor may not employ, or permit another to employ, FSIC II’s funds or assets in any manner except for FSIC II’s exclusive benefit. The Advisor is prohibited from contracting away the fiduciary obligation owed to FSIC II and its stockholders under common law.

Subject to the overall supervision of the FSIC II Board, the Advisor provides FSIC II with investment advisory services. Under the terms of the FSIC II Investment Advisory Agreement, the Advisor:

•	determines the composition and allocation of FSIC II’s portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments FSIC II makes;

•	executes, monitors and services the investments FSIC II makes;

•	places orders with respect to, and arranges for, any investments FSIC II makes;

•	determines the securities and other assets that FSIC II will purchase, retain or sell;

•	performs due diligence on prospective portfolio companies; and

•	provides FSIC II with such other investment advisory, research and related services as FSIC II may, from time to time, reasonably request or require for the investment of FSIC II’s funds.

The Advisor will also seek to ensure that FSIC II maintains adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing FSIC II to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. The Advisor’s services under the FSIC II Investment Advisory Agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to FSIC II are not impaired.

In addition, under the FSIC II Investment Advisory Agreement, the Advisor provides certain administrative services to FSIC II at cost.

Advisory Fees

FSIC II pays the Advisor a fee for its investment advisory services under the FSIC II Investment Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of FSIC II’s gross assets and an incentive fee based on FSIC II’s performance. The cost of both the base management fee payable to the Advisor and any incentive fees it earns are ultimately borne by FSIC II’s stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.50% of the average weekly value of FSIC II’s gross assets (equal to total assets set forth on FSIC II’s consolidated balance sheet, including cash and cash equivalents). The base management fee is payable quarterly in arrears and is calculated based on the average weekly value of FSIC II’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Incentive Fee

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and is equal to 20.0% of FSIC II’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on FSIC II’s net assets for the most recently completed calendar quarter, equal to 1.75% per quarter (7.0% annualized), subject to a “catch up” feature (the “Hurdle Rate”). For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that FSIC II receives from portfolio companies) accrued during the calendar quarter, minus FSIC II’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Advisor under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that FSIC II has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	no subordinated incentive fee is payable to the Advisor in any calendar quarter in which FSIC II’s pre-incentive fee net investment income does not exceed the Hurdle Rate;

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100% of FSIC II’s pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to the Advisor. FSIC II refers to this portion of its pre-incentive fee net investment income (which exceeds the Hurdle Rate but is less than or equal to 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 8.75% on all of FSIC II’s pre-incentive fee net investment income when FSIC II’s pre-incentive fee net investment income reaches 1.75% in any calendar quarter; and

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20.0% of the amount of FSIC II’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Advisor once the Hurdle Rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to the Advisor).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

(subject to total return requirement)

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter. These calculations also assume that the total return requirement described above will not reduce the payment of any subordinated incentive fee on income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the FSIC II Investment Advisory Agreement). Such fee equals 20.0% of FSIC II’s incentive fee capital gains, which equals FSIC II’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, FSIC II accrues for the capital gains incentive fee, which, if earned, will be paid annually. FSIC II accrues the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the Investment Advisory Agreement, the fee payable to the Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

All percentages are based on FSIC II’s net assets.

Fees Paid in the Most Recent Fiscal Year

During the year ended December 31, 2018, FSIC II paid an aggregate of approximately $47.7 million in management and incentive fees and $2.4 million in administrative services expenses to the Advisor pursuant to the FSIC II Investment Advisory Agreement. In addition, during the year ended December 31, 2018, FSIC II paid an aggregate of approximately $71.3 million in management and incentive fees and $1.0 million in administrative services expenses to FSIC II Advisor pursuant to the Investment Advisory and Administrative Services Agreement, dated February 8, 2012, by and between FSIC II and FSIC II Advisor (the “FSIC II Former Investment Advisory Agreement”). The Former Investment Advisory Agreement with FSIC II Advisor was terminated on April 9, 2018, when GSO/Blackstone Debt Funds Management LLC resigned as FSIC II’s investment sub-adviser, at which time FSIC II entered into the FSIC II Investment Advisory Agreement with the Advisor.

Because the management and incentive fees under the FSIC II Former Investment Advisory Agreement and the FSIC II Investment Advisory Agreement were calculated and payable in arrears on either a quarterly or annual basis, as applicable, the aggregate amount paid to FSIC II Advisor or the Advisor, as applicable, by FSIC II during the year ended December 31, 2018 in respect of such fees is inclusive of the amounts accrued and payable to FSIC II Advisor or the Advisor, as applicable, as of December 31, 2017 and for the nine months ended September 30, 2018, but otherwise excludes amounts accrued and payable to FSIC II Advisor or the Advisor, as of December 31, 2018.

Other than the foregoing fees and expenses, no other material payments were made by FSIC II to FSIC II Advisor, the Advisor or any affiliated person of FSIC II Advisor or the Advisor in 2018.

Indemnification

The FSIC II Investment Advisory Agreement provides that the Advisor and any sub-advisor (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on their behalf, shall not be liable to FSIC II for any action taken or omitted to be taken by any such party in connection with the performance of any of its duties or obligations under the FSIC II Investment Advisory Agreement or otherwise as an investment adviser of FSIC II (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any damages, liabilities, costs or expenses incurred by the Advisor or such other person, in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of FSIC II or its security holders) arising out of or otherwise based upon the performance of any of the indemnified parties’ duties or obligations under the FSIC II Investment Advisory Agreement, any sub-advisory agreement, or otherwise as an investment adviser of FSIC II, to the extent such losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the FSIC II Charter, the laws of the State of Maryland, the 1940 Act or the provisions of Section II.G of the NASAA Omnibus Guidelines or other applicable law. FSIC II maintains a joint liability insurance policy with the Advisor. The premiums for this policy are allocated between FSIC II and the Advisor based on the proportional share of the premium that FSIC II and the Advisor would pay had they purchased FSIC II’s policies separately. The independent directors of the FSIC II Board must review and approve this allocation on an annual basis. As a result, the Advisor bears the cost of its own liability insurance.

Revisions to the FSIC II Investment Advisory Agreement in the Proposed Advisory Agreement

Amendments to the Base Management Fee

Under the FSIC II Investment Advisory Agreement, the base management fee is calculated at an annual rate of 1.5% of the average weekly value of FSIC II’s gross assets. Under the Proposed Advisory Agreement, the base management fee would be reduced from 1.5% to 1.0% on all assets financed using leverage over 1.0x debt-to-equity. The Small Business Credit Availability Act of 2018, among other things, amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) which reduces the asset coverage requirements applicable to BDCs from 200% to 150% (a 2:1 debt-to-equity ratio), so long as the BDC meets certain disclosure and approval requirements. Section 61(a)(2) provides that before the reduced asset coverage requirements are effective with respect to a BDC, the application of that section of the 1940 Act to such BDC must be approved by either (1) a “required majority,” as defined in the Section 57(o) of the 1940 Act, of such BDC’s board of directors or (2) a majority of votes cast at a special or annual meeting of such BDC’s stockholders at which a quorum is present. To date, neither the FSIC II Board nor the FSIC II stockholders have approved the application of Section 61(a)(2) of the 1940 Act to FSIC II. However, FSIC II expects to seek stockholder approval of the application of Section 61(a)(2) in the future, with such stockholder vote to occur no earlier than the Listing.

The Proposed Advisory Agreement would also exclude cash and cash equivalents from gross assets when calculating the base management fee. Excluding cash and cash equivalents from the gross assets on which the annual base management fee is calculated would result in a reduction in the base management fee payable to the Advisor relative to the base management fee payable by FSIC II under the FSIC II Investment Advisory Agreement.

Amendment to Subordinated Incentive Fee on Income Quarterly Hurdle Rate

Under the FSIC II Investment Advisory Agreement, the subordinated incentive fee on income is subject to the Hurdle Rate. “Adjusted capital” means, for purposes of calculating the Hurdle Rate, the cumulative gross proceeds generated from sales of FSIC II’s common stock, reduced for distributions from non-liquidating distributions of FSIC II’s investments paid to stockholders and amounts paid for share repurchases pursuant to FSIC II’s share repurchase program.

The Proposed Advisory Agreement provides that the Hurdle Rate will be calculated on net assets rather than adjusted capital, consistent with the FSK investment advisory agreement and consistent with prevailing market practice of other Listed BDCs. In addition, the Proposed Advisory Agreement clarifies that shares of preferred stock that are treated as equity under GAAP in the United States, including the preferred stock which may be issued in the Recapitalization Transaction, will be treated as equity valued at their liquidation preference when calculating the Hurdle Rate.

The amendment to the Hurdle Rate would increase the potential incentive fees paid to the Advisor if FSIC II’s rate of return does not clear the “catch up” feature, but otherwise would have no impact on the incentive fees payable to the Advisor.

Amendment to Calculation of Pre-Incentive Fee Net Investment Income

Under the FSIC II Investment Advisory Agreement, FSIC II’s subordinated income incentive fee is payable on pre-incentive fee net investment income, which is calculated by subtracting FSIC II’s operating expenses during a calendar quarter from FSIC II’s interest income, dividend income and any other income accrued during the quarter. The Proposed Advisory Agreement would expressly exclude any interest expense or dividends paid on any issued and outstanding shares of preferred stock created through a reclassification of common stock or due to a distribution in-kind to holders of common stock, such as the Recapitalization Transaction.

Cap on Subordinated Incentive Fee on Income

The Proposed Advisory Agreement provides that, commencing with ninth full fiscal quarter following the closing of the Mergers, the subordinated incentive fee on income under the Agreement be subject to a cap equal to (a) (i) 20% of the per share pre-incentive fee return for the current fiscal quarter and the eleven fiscal quarters (or fewer number of fiscal quarters) preceding the current fiscal quarter (commencing with the first full fiscal quarter following the Mergers) less (ii) the cumulative per share incentive fees accrued and/or payable for the eleven fiscal quarters (or fewer number of fiscal quarters) preceding the current fiscal quarter (commencing with the first full fiscal quarter following the Mergers) multiplied by (b) the weighted average number of shares of FSIC II Common Stock outstanding during the applicable fiscal quarter.

Amendment to Calculation of Incentive Fee on Capital Gains

The Proposed Advisory Agreement would the amend the calculation of the 20.0% incentive fee on capital gains to include (without duplication) the realized capital gains for each of the Acquired Funds, computed net of all realized capital losses and unrealized depreciation (without duplication) on a cumulative basis, less the aggregate amount of any capital gain incentive fees previously paid by each of the Acquired Funds.

Amendment to NASAA Provisions

The FSIC II Investment Advisory Agreement currently contains certain provisions that, by their terms, shall apply only prior to a Listing. These provisions, which relate to certain duties of the Advisor, the presentation of base management fee and incentive fee calculations, certain covenants of the Advisor, limitations on front end fees, limitations on indemnification and certain other matters, are identified in bold text in the current FSIC II Advisory Agreement with bold disclaimers stating that “the following provision[s]…shall apply for only so long as the shares of [FSIC II Common Stock] are not listed on a national securities exchange.” The Proposed Advisory Agreement would remove these provisions from the body of Agreement and add them (without revision) to an exhibit to the Proposed Advisory Agreement, which FSIC II may remove without any further action of the FSIC II Board or FSIC II stockholders following a Listing. This amendment is intended to make the Proposed Advisory Agreement easier for stockholders to read following a Listing, if applicable.

Separation of Advisory Services and Administrative Services

In preparation for the Mergers and a potential Listing, the Advisor proposes to remove the provisions relating to administrative services from the Agreement and include them in a free-standing administration agreement consistent with prevailing market practice for listed BDCs.

Effect of the Proposed Advisory Agreement on Advisory Fees

The reduction of the annual base management fee from 1.5% to 1.0% on all assets financed using leverage over 1.0x debt to equity will result in reduced management fees per dollar of NAV, to the extent that FSIC II finances assets using leverage over 1.0x debt to equity. Because FSIC II is not yet able to finance assets using leverage over 1.0x debt to equity under Section 61(a)(2) of the SBCA Act, this amendment will not result in any immediate change to advisory fees paid by FSIC II.

The exclusion of cash and cash equivalents from the base management fee will reduce, on a pro forma basis as of March 31, 2019 assuming the closing of all the Mergers, the total base management and incentive fees paid by FSIC II by approximately $5.9 million annually, assuming that FSIC II and the Acquired Funds hold approximately the same percentage of their gross assets in cash as they averaged at June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019.

Because FSIC II’s adjusted capital currently exceeds FSIC II’s net assets (and will on a pro forma basis as of March 31, 2019 assuming the closing of all the Mergers), the amendment to the FSIC II Investment Advisory Agreement to provide that the Hurdle Rate will be based on net assets rather than adjusted capital will result in a lower amount of FSIC II pre-incentive fee net investment income required before the “catch-up” provision becomes applicable. In scenarios where FSIC II’s pre-incentive fee net investment income is sufficient to clear the current “catch-up” provision, the amendment to the Hurdle Rate will have no effect on advisory fees paid by FSIC II. However, in scenarios where FSIC II’s pre-incentive net investment income is not sufficient to clear the current “catch-up” provision, the change from adjusted capital to net assets would increase advisory fees paid by FSIC II (assuming that net assets do not exceed adjusted capital in the future).

The amendment to the calculation of pre-incentive fee investment income to expressly exclude any interest expense and dividends paid on any issued and outstanding shares of preferred stock created through a reclassification of common stock or due to a distribution in-kind to holders of common stock, such as the Recapitalization Transaction, would increase the subordinated income incentive fee payable by FSIC II to the extent that, in the future, FSIC II issues such shares of preferred stock.

The proposed cap on subordinated income incentive fees will ensure that subordinated income incentive fees will never exceed 20% of the pre-incentive investment returns of FSIC II over a rolling three-year period, including the impact of realized and unrealized gains and losses over the same period, and therefore could reduce the amount of subordinated income incentive fees payable by FSIC II to the extent net realized and unrealized losses were accrued by FSIC II. This amendment will not result in any matching increase in advisory fees payable by FSIC II in the scenario where net gains are accrued. It is expected that the proposed cap on subordinated income incentive fees will result in the Advisor experiencing a $18 million to $19 million restriction in subordinated income incentive fees for every 1% of net asset value decline due to realized and unreleased net losses across a trailing three-year period, on a pro forma basis as of March 31, 2019 assuming the closing of all the Mergers.

The amendment to the calculation of incentive fees on capital gains would ensure that the Advisor will not earn incentive fees on capital gains without stockholders first recovering prior losses experienced by the Acquired Funds (which will constitute part of FSIC II’s pro forma investment portfolio). At March 31, 2019, the historic net realized losses and unrealized depreciation of FSIC II which would need to be offset by capital gains before the Advisor would be paid any incentive fees on capital gains totaled approximately $683.7 million. The same historic net realized losses and unrealized depreciation for the Acquired Funds totaled approximately $411.5 million. Thus, as of March 31, 2019, FSIC II would pay the Advisor incentive fees on capital gains after approximately $683.7 million in capital gains was recognized under the FSIC II Investment Advisory Agreement. Under the Proposed Advisory Agreement, on a pro forma basis as of March 31, 2019 assuming the closing of all the Mergers, FSIC II would need to recognize approximately $1.1 billion in capital gains before incentive fees on capital gains were paid to the Advisor as of March 31, 2019.

On a pro forma basis as of March 31, 2019 assuming the closing of all the Mergers, the aggregate impact of the amendments reflected in the Proposed Advisory Agreement will be dependent on the pre-incentive fee net investment income and the mark-to-market performance of the portfolio.

Reasons for the Proposed Advisory Agreement

FSIC II believes that Proposed Advisory Agreement is equitable for FSIC II stockholders, the Acquired Funds’ and their respective stockholders and the Advisor and preserves the intent of the current FSIC II Investment Advisory Agreement in connection with the Mergers, the potential Recapitalization Transaction and the potential Listing.

Reducing the annual base management fee from 1.5% of the average weekly value of FSIC II’s gross assets to 1.00% on all assets financed using leverage would result in a reduction to the base management fee per dollar of NAV payable to the Advisor if FSIC II decreases its asset coverage ratio from 200% to 150% (a 2:1 debt-to-equity ratio) as permitted by Section 61(a) of the 1940 Act. Excluding cash and cash equivalents from the gross assets on which the annual base management fee is calculated would result in a reduction in the base management fee payable to the Advisor relative to the base management fee payable by FSIC II under the FSIC II Investment Advisory Agreement. The amendment to the calculation of the Hurdle Rate such that the calculation is based on net assets rather than adjusted capital would conform the FSIC II Investment Advisory Agreement with the investment advisory agreement of FSK and be consistent with prevailing market practices of other Listed BDCs in anticipation of a Listing and based on the current difference between FSIC II’s net assets and its adjusted capital, would increase the potential incentive fees paid to the Advisor if FSIC II’s rate of return does not clear the “catch up” feature, but otherwise would have no impact. The amendment to the calculation of pre-incentive fee net investment income to expressly exclude any interest expense or dividends paid on any issued and outstanding shares of preferred stock created through a reclassification of common stock or due to a distribution in-kind to holders of common stock is consistent with any such preferred stock not being used to finance assets or otherwise increase FSIC II’s investment income potential, such as the Recapitalization Transaction. The implementation of the proposed cap on the subordinated incentive fee on income payable to the Advisor would provide stockholders with protection over a rolling three-year period that the aggregate subordinated incentive fees on income paid under the Proposed Advisory Agreement will never exceed 20% of pre-incentive fee returns, including the impact of realized and unrealized gains and losses over the same period. The amendment to the calculation of incentive fee on capital gains to include (without duplication) the realized capital gains for each of the Fund Parties (without duplication) will ensure that aggregate historical net realized losses and unrealized depreciation of the Acquired Funds are offset by capital gains before the Advisor will receive payment of incentive fees on capital gains. The placement in an exhibit to the Proposed Advisory Agreement of provisions required by NASAA that will drop away upon a Listing under the terms of the FSIC II Investment

Advisory Agreement will increase the readability of the Proposed Advisory Agreement following a Listing. Finally, the removal of administrative services from the Proposed Advisory Agreement and the inclusion of such provisions in a separate agreement between FSIC II and the Advisor will conform the Proposed Advisory Agreement to the prevailing market practice for Listed BDCs.

Board Considerations

At a meeting of the FSIC II Board held on May 28, 2019, the FSIC II Board, including a majority of the FSIC II Independent Directors, approved the Proposed Advisory Agreement. The FSIC II Board then approved the submission of the Proposed Advisory Agreement to the FSIC II’s stockholders for approval with the FSIC II Board’s recommendation that the FSIC II stockholders vote to approve the Proposed Advisory Agreement.

Factors Considered by the FSIC II Board

The FSIC II Board, in approving and recommending stockholder approval of the Proposed Advisory Agreement, considered information furnished and discussed at FSIC II Board meetings and executive sessions with management and legal and financial advisors, including information provided specifically in relation to the consideration of the approval of the Proposed Advisory Agreement in response to requests from the FSIC II independent directors and their independent legal counsel.

In its deliberations, the FSIC II Board considered (i) various materials and information regarding the nature, extent and quality of the services to be provided by the Advisor, including information previously provided by the Advisor in connection with the Advisor’s quarterly updates to the FSIC II Board, (ii) updated performance of FSIC II, (iii) the changes to the calculation of the fees payable by FSIC II under the Proposed Advisory Agreement and (iv) updated estimated profitability of the Advisor under the Proposed Advisory Agreement. In addition to evaluating, among other things, the written information provided by the Advisor, the FSIC II Board considered the answers to questions posed by the FSIC II Board to representatives of the Advisor. The independent directors of FSIC II met separately in executive session with their independent legal counsel to review and consider the information provided regarding the Proposed Advisory Agreement.

Based on their review, the independent directors of FSIC II and the FSIC II Board concluded that it was in the best interests of FSIC II to approve the Proposed Advisory Agreement. In its deliberations, the FSIC II Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the FSIC II Board’s determinations are discussed below.

Nature, Extent and Quality of Services. The FSIC II Board considered that the nature, extent and quality of the services to be provided by the Advisor are not expected to change due to the Proposed Advisory Agreement. The FSIC II Board considered updated information provided by the Advisor with respect to its key personnel (additional operations and investment personnel), investment process, deal flow, relationships with sponsors, borrowers and leverage providers, all for the benefit of FSIC II and its affiliated BDCs. The FSIC II Board and the FSIC II independent directors determined that they were satisfied with the nature, quality and extent of the services to be provided by the Advisor to FSIC II.

Review of Performance. With respect to FSIC II’s investment performance, the FSIC II Board and the FSIC II independent directors reviewed the recent performance of FSIC II and noted that it was generally satisfied with FSIC II’s performance and, in particular, with regard to the Advisor’s specific investment advisory activities during its tenure.

Costs of Services Provided and Profits Realized. The FSIC II Board considered the fees and anticipated expense ratios of FSIC II under the Proposed Advisory Agreement. The FSIC II Board noted that the Proposed Advisory Agreement reflected changes to the calculation of the fees to be paid to the Advisor by FSIC II. For more information about the fees and anticipated expense ratios under the Proposed Advisory Agreement, see “FSIC II Proposal 12: Approval of Advisory Agreement Amendment Proposal—Overview of the FSIC II Investment Advisory Agreement—Effect of the Proposed Advisory Agreement on Advisory Fees.”

Other Benefits. The FSIC II Board considered other benefits that may accrue to the Advisor and its affiliates from its relationships with FSIC II, including that the Advisor may potentially benefit from the success of FSIC II, which could attract other business to the Advisor.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the FSIC II Board determined that the terms of the Proposed Advisory Agreement are fair and reasonable and that the approval of the Proposed

Advisory Agreement is in the best interests of FSIC II. The FSIC II Board, including a majority of the independent directors of FSIC II, unanimously approved the Proposed Advisory Agreement and determined to submit the Proposed Advisory Agreement to FSIC II stockholders for approval.

Vote Required

The affirmative vote by the stockholders of FSIC II holding a majority of the outstanding shares of FSIC II Common Stock entitled to vote at the FSIC II Annual Meeting is necessary for approval of the Advisory Agreement Amendment Proposal. For purposes of the Advisory Agreement Amendment Proposal, the 1940 Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at the FSIC II Annual Meeting if the holders of more than 50% of the outstanding voting securities of the company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the company. FSIC II stockholders may vote for or against or abstain on the Advisory Agreement Amendment Proposal. Abstentions and broker non-votes will have the same effect as votes against the Advisory Agreement Amendment Proposal. Proxies received will be voted “FOR” the approval of the Advisory Agreement Amendment Proposal unless FSIC II stockholders designate otherwise.

THE FSIC II BOARD UNANIMOUSLY RECOMMENDS THAT FSIC II STOCKHOLDERS VOTE

“FOR” THE ADVISORY AGREEMENT AMENDMENT PROPOSAL.

FSIC II PROPOSAL 13: ELECTION OF DIRECTOR NOMINEES

Pursuant to the FSIC II Bylaws, the number of directors on the FSIC II Board may not be fewer than the minimum number required by the MGCL, which is one, or greater than twelve. The FSIC II Board is currently comprised of eleven directors.

The directors of FSIC II are divided into three classes, designated Class A, Class B and Class C. Each class of directors holds office for a three-year term. The current Class A directors hold office for a term expiring at the 2021 annual meeting. The current Class B directors hold office for a term expiring at the FSIC II Annual Meeting. The current Class C directors hold office for a term expiring at the 2020 annual meeting.

At the FSIC II Annual Meeting, stockholders of FSIC II are being asked to consider the election of Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins as Class B directors who have been nominated for re-election for a three-year term expiring at the 2022 annual meeting of the stockholders. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and FSIC II.

A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named above. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the FSIC II Board’s nominating and corporate governance committee. The FSIC II Board has no reason to believe that any of the persons named as director nominees will be unwilling or unable to serve.

Information about the FSIC II Board and Director Nominees

The role of the FSIC II Board is to provide general oversight of FSIC II’s business affairs and to exercise all of FSIC II’s powers except those reserved for the stockholders. The responsibilities of the FSIC II Board also include, among other things, the oversight of FSIC II’s investment activities, the quarterly valuation of FSIC II’s assets, oversight of FSIC II’s financing arrangements and corporate governance activities.

A majority of the members of the FSIC II Board are not “interested persons,” as defined in the 1940 Act, of FSIC II or the Advisor and are “independent” as defined by Rule 303A.00 in the NYSE Listed Company Manual. These individuals are referred to as FSIC II’s independent directors (the “FSIC II Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with FSIC II. The members of the FSIC II Board who are not FSIC II Independent Directors are referred to as interested directors (the “FSIC II Interested Directors”).

The FSIC II Board is currently comprised of eleven directors, nine of whom are FSIC II Independent Directors. The FSIC II Board has determined that the following directors and director nominees are FSIC II Independent Directors: Ms. Adams and Messrs. Arnold, Ford, Goldstein, Hagan, Harrow, Hopkins, Kropp and Imasogie. Based upon information requested from each director nominee concerning his or her background, employment and affiliations, the FSIC II Board has affirmatively determined that none of the FSIC II Independent Director nominees has, or within the last two years had, a material business or professional relationship with FSIC II, other than, if applicable, in his or her capacity as a member of the FSIC II Board or any FSIC II Board committee or as a stockholder.

In considering each director nominee and the composition of the FSIC II Board as a whole, the FSIC II Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, that the FSIC II Board believes enables a director to make a significant contribution to the FSIC II Board, FSIC II and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described in “Management of the Fund Parties”, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or trustees of other entities. The FSIC II Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the FSIC II Board and FSIC II.

These experiences, characteristics, attributes and skills relate directly to the management and operations of FSIC II. Success in each of these categories is a key factor in FSIC II’s overall operational success and creating stockholder value. The FSIC II Board believes that directors who possess these experiences, characteristics, attributes and skills are better able to provide oversight of FSIC II’s management and FSIC II’s long-term and strategic objectives. See “Management of the Fund Parties” for a description of the experience, characteristics, attributes and skills of each director nominee that led the FSIC II Board to conclude that each such person should serve as a director. The FSIC II Board also considered the specific experience described in each director nominee’s biographical information, as described in “Management of the Fund Parties”. The biographical information set forth for each director and director nominee in “Management of the Fund Parties” is incorporated herein by reference.

Vote Required

Each director nominee shall be elected by a plurality of all the votes cast at the FSIC II Annual Meeting in person or by proxy, provided that a quorum is present. Plurality voting means that the director nominee with the most votes for a particular seat is elected for that seat. Each share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted. Abstentions and broker non-votes will have no effect on the FSIC II Director Election Proposal.

THE FSIC II BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” EACH OF THE DIRECTOR NOMINEES.

FSIC II PROPOSAL 14: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 22, 2019, FSIC II notified RSM US LLP that RSM US LLP had been dismissed as FSIC II’s independent public accounting firm. The FSIC II audit committee approved the dismissal of RSM US LLP. The reports of RSM US LLP on the audited consolidated financial statements of FSIC II for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2018 and 2017, and the subsequent interim period through March 22, 2019, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between FSIC II and RSM US LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RSM US LLP’s satisfaction, would have caused RSM US LLP to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On March 26, 2019, FSIC II appointed Deloitte & Touche LLP to act as FSIC II’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The appointment of Deloitte & Touche LLP was previously recommended by the FSIC II audit committee. During the years ended December 31, 2018 and 2017, and the subsequent interim period through March 26, 2019, neither FSIC II nor anyone on its behalf has consulted with Deloitte & Touche LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on FSIC II’s financial statements, and neither a written report nor oral advice was provided to FSIC II that Deloitte & Touche LLP concluded was an important factor considered by FSIC II in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. A representative of Deloitte & Touche LLP is expected to be available to answer questions during the FSIC II Annual Meeting and will have an opportunity to make a statement if he or she desires to do.

Although action by the stockholders on this matter is not required, the FSIC II audit committee and the FSIC II Board believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on FSIC II’s consolidated financial statements. If a quorum is present at the FSIC II Annual Meeting and the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019 is not ratified by the stockholders, the adverse vote will be considered by the FSIC II audit committee in determining whether to appoint Deloitte & Touche LLP as FSIC II’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit related fees, tax fees and all other fees billed to FSIC II by RSM US LLP for professional services performed for the fiscal years ended December 31, 2018 and 2017:

Fiscal Year	Audit Fees	Audit-Related Fees(1)	Tax Fees	All Other Fees(2)
2018	$399,700	—	—	$35,350
2017	$400,000	—	—	$35,000

(1)

“Audit-Related Fees” are those fees billed to FSIC II by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of FSIC II’s registration statements filed with the SEC pursuant to the Securities Act.

(2)	“All Other Fees” are those fees, if any, billed to FSIC II by RSM US LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

FSIC II’s audit committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by FSIC II’s independent registered public accounting firm for audit services and permitted non-audit services for FSIC II and for permitted non-audit services for the Advisor and any affiliates thereof that provide services to FSIC II if such non-audit services have a direct impact on the operations or financial reporting of FSIC II. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the FSIC II audit committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the FSIC II audit committee. However, the FSIC II audit committee may delegate pre-

approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the FSIC II audit committee at its next scheduled meeting. The FSIC II audit committee does not delegate its responsibilities to pre-approve services performed by FSIC II’s independent registered public accounting firm to management. All of the audit and permitted non-audit services described above for which RSM US LLP billed FSIC II for the fiscal years ended December 31, 2018 and 2017 were pre-approved by the FSIC II audit committee.

Audit Committee Report

As part of its oversight of FSIC II’s financial statements, the FSIC II audit committee reviewed and discussed with both management and RSM US LLP, FSIC II’s independent registered public accounting firm for the fiscal year ended December 31, 2018, FSIC II’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2018. Management advised the FSIC audit committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting issues with the FSIC II audit committee. The audit committee also discussed with RSM US LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The FSIC II audit committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by FSIC II’s independent registered public accounting firm. Pursuant to the policy, the FSIC II audit committee pre-approves the audit and non-audit services performed by FSIC II’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the FSIC II audit committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the FSIC II audit committee. However, the FSIC II audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the FSIC II audit committee at its next scheduled meeting. The FSIC II audit committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management.

The FSIC II audit committee received and reviewed the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP’s communications with the FSIC II audit committee concerning independence and has discussed with RSM US LLP its independence. The FSIC II audit committee has reviewed the audit fees paid by FSIC II to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with FSIC II’s and the FSIC II audit committee’s policies restricting RSM US LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the FSIC II audit committee recommended to the FSIC II Board that the audited consolidated financial statements of FSIC II as of and for the year ended December 31, 2018 be included in FSIC II’s annual report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC. The FSIC II audit committee also recommended the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of FSIC II for the fiscal year ending December 31, 2019.

Audit Committee Members:

Brian R. Ford

James H. Kropp

Richard Goldstein*

*	Mr. Imasogie replaced Mr. Goldstein as a member of the FSIC II audit committee on July 8, 2019.

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of FSIC II under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The approval of the FSIC II Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC II Common Stock at a meeting at which a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the FSIC II Auditor Ratification Proposal. If a broker chooses not to exercise its discretionary authority to vote, broker non-votes will not have any effect on the result of the vote with respect to the FSIC II Auditor Ratification Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of FSIC II’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares of FSIC II Common Stock, FSIC II does not expect any broker non-votes with respect to the FSIC II Auditor Ratification Proposal.

THE FSIC II BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF FSIC II FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

FSIC II PROPOSAL 15: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC II CHARTER REGARDING LIMITATIONS ON INDEMNIFICATION MANDATED BY THE NASAA OMNIBUS GUIDELINES

Principal Change

The following discussion summarizes the principal change FSIC II is asking its stockholders to approve in connection with FSIC II Listing Charter Amendment Proposal 7. This summary description is qualified in its entirety by the complete text of the Second Articles, a copy of which is attached as Annex B to this joint proxy statement/prospectus. If approved by stockholders at the FSIC II Annual Meeting, the amendment described in FSIC II Listing Charter Amendment Proposal 7 and reflected in the Second Articles will be effected by FSIC II’s filing of the Second Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 or FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7 are approved, FSIC II plans to file the Second Articles reflecting approved changes to the FSIC II Charter shortly after the FSIC II Annual Meeting.

A copy of the proposed Second Articles is attached as Annex B to this joint proxy statement/prospectus and is marked to show the changes made to the current FSIC II Charter. The Second Articles reflect the modifications proposed to be made by FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7.

Background

As described in FSIC II Listing Charter Amendment Proposal 5 in this joint proxy statement/prospectus, because FSIC II Common Stock is not listed on a national securities exchange, FSIC II was required to register its continuous public offering with state securities administrators in each state in which FSIC II desired to offer shares of FSIC II Common Stock for sale. In offerings that are subject to state securities regulation, most states hold BDCs to the standards set forth in the NASAA Omnibus Guidelines. In connection with a potential Listing, FSIC II is proposing to amend and restate the FSIC II Charter in order to conform more closely certain provisions of the FSIC II Charter to provisions in the charters of most other Listed BDCs. The proposed amendments to the FSIC II Charter would remove the NASAA-mandated provisions regarding officer and director exculpation and indemnification because they impose an unnecessary administrative burden on FSIC II, will no longer be required provided a Listing occurs, and could put the FSIC II at a competitive disadvantage relative to its listed competitors whose charters do not contain these restrictions.

Provisions Regarding Exculpation and Indemnification

The FSIC II Charter currently provides for exculpation of FSIC II’s officers and directors, and provides for indemnification of its officers and directors, but contains certain limits on FSIC II’s ability to indemnify and exculpate consistent with the limitations set forth in the NASAA Omnibus Guidelines. In order to conform the FSIC II Charter more closely to charters of other Listed BDCs, and to retain and recruit qualified and experienced officers and directors, FSIC II is proposing to remove these limitations and instead provide that it shall exculpate its officers and directors and shall have the power to indemnify its officers and directors, in each case, to the maximum extent permitted by the MGCL. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in the form of money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, the MGCL permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met. These amended FSIC II Charter provisions will provide FSIC II’s directors and officers with broader and more comprehensive exculpation and indemnification rights.

Although the FSIC II Board believes that this change will improve its ability to retain and attract qualified directors and officers, the proposed FSIC II Charter amendment does increase the risk that FSIC II and the stockholders will not be able to recover monetary damages from FSIC II’s directors if they fail to meet the statutory standard of conduct as a result of negligence or misconduct (as to its interested directors) and gross negligence or intentional misconduct (as to its independent directors) or from its officers if they fail to satisfy their duties under the MGCL. In addition, the proposed FSIC II Charter amendment would permit indemnification of FSIC II’s directors and officers in circumstances where indemnification is currently limited by the FSIC II Charter. The reduced ability to recover from directors and officers and the enhanced right to indemnification would apply to both future acts or omissions of directors or officers but also for acts or omissions prior to the date of the FSIC II Charter amendment. The proposed FSIC II Charter amendment also increases the risk that FSIC II will incur significant defense costs that would otherwise have to be borne by its directors, officers or the Advisor and its affiliates.

In addition to permitting FSIC II’s directors and officers additional rights with respect to exculpation and indemnification, removing these limitations from the FSIC II Charter will also permit FSIC II to indemnify its investment adviser to the maximum extent permitted by the MGCL, including for acts or omissions prior to the date of the amendment to the FSIC II Charter. To date, FSIC II has not agreed to expand the indemnification of the Advisor beyond that permitted by the NASAA Omnibus Guidelines; however, the proposed FSIC II Charter amendment does increase the risk that FSIC II will (i) indemnify the Advisor for certain losses that it would not be permitted to indemnify the Advisor for under the current FSIC II Charter and (ii) advance and bear the Advisor’s defense costs in circumstances where the current FSIC II Charter would not permit such advancement.

Summary of Specific Changes

Listed below, in summary form, is the specific change that will be made to the current FSIC II Charter pursuant to FSIC II Listing Charter Amendment Proposal 7 if FSIC II Listing Charter Amendment Proposal 7 is approved by stockholders at the FSIC II Annual Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the FSIC II Charter or changes that are described as part of FSIC II Merger Charter Amendment Proposal 1 through Merger Charter Proposal Amendment 3, FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 4 or FSIC II Listing Charter Amendment Proposal 7. Please see the marked version of the FSIC II Charter attached as Annex B, which reflects all the proposed changes to the FSIC II Charter.

•	Revision of Section 7.3 to remove the NASAA-mandated limitations on indemnification.

Conforming Changes and Other Ministerial Modifications

The Second Articles, if adopted, would reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in FSIC II Merger Charter Amendment Proposal 1 through FSIC II Merger Charter Amendment Proposal 3 and FSIC II Listing Charter Amendment Proposal 1 through FSIC II Listing Charter Amendment Proposal 7. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to FSIC II or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Conditionality

The approval of each of the FSIC II Merger Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC II Listing Charter Amendment Proposals nor the FSIC II Merger Charter Amendment Proposals are conditioned on approving any other FSIC II Listing Charter Amendment Proposal or FSIC II Merger Charter Amendment Proposal. If one or more FSIC II Listing Charter Amendment Proposals or FSIC II Merger Charter Amendment Proposals fails to receive the required vote, the Second Articles may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC II Listing Charter Amendment Proposal 7. The affirmative vote “FOR” FSIC II Listing Charter Amendment Proposal 7 of at least a majority of all of the votes entitled to be cast as of the FSIC II Record Date is necessary for approval of FSIC II Listing Charter Amendment Proposal 7. Abstentions and broker non-votes will have the same effect as votes against FSIC II Listing Charter Amendment Proposal 7. Proxies received will be voted “FOR” the approval of FSIC II Listing Charter Amendment Proposal 7 unless stockholders designate otherwise.

THE FSIC II BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” FSIC II LISTING CHARTER AMENDMENT PROPOSAL 7.

FSIC III PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND MERGER 1A

FSIC III is asking its stockholders to approve the adoption of the Merger Agreement pursuant to which, at Effective Time 1A, Merger Sub 1 will merge with and into FSIC III. FSIC III will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of Effective Time 1A, the separate corporate existence of Merger Sub 1 will cease. Immediately after the occurrence of Effective Time 1A, and in accordance with the MGCL, FSIC III will merge with and into FSIC II and the separate corporate existence of FSIC III will cease and all outstanding shares of FSIC III Common Stock will be cancelled and no consideration shall be exchanged therefor. FSIC II will be the ultimate surviving company and will continue its existence as a corporation under the laws of the State of Maryland. Upon completion of Merger 1A, and subject to the terms and conditions of the Merger Agreement, each share of FSIC III Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, Merger Consideration 1.

Please see “The Mergers” and “Description of the Merger Agreement” contained in this joint proxy statement/prospectus for additional information regarding the Merger Agreement and the transactions contemplated thereby, as well as the reasons the FSIC III Board has recommended that FSIC III stockholders vote for the FSIC III Merger Proposal.

Vote Required

Approval of the FSIC III Merger Proposal is required for completion of the Mergers. FSIC III stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the FSIC III Merger Proposal. The affirmative vote “FOR” the FSIC III Merger Proposal of a majority of the outstanding shares of FSIC III Common Stock entitled to vote at the FSIC III Annual Meeting is necessary for approval of the FSIC III Merger Proposal. Abstentions and broker non-votes will have the same effect as votes against the FSIC III Merger Proposal. Proxies received will be voted “FOR” the approval of the FSIC III Merger Proposal unless stockholders designate otherwise.

THE FSIC III BOARD UNANIMOUSLY RECOMMENDS THAT FSIC III STOCKHOLDERS VOTE

“FOR” THE FSIC III MERGER PROPOSAL.

FSIC III PROPOSAL 2: APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE ISSUANCE TO ALL HOLDERS OF FSIC II COMMON STOCK FOLLOWING THE CLOSING OF THE MERGERS ON A PRO RATA BASIS OF SHARES OF A NEW CLASS OF PREFERRED STOCK OF FSIC II WITH AN AGGREGATE LIQUIDATION PREFERENCE REPRESENTING APPROXIMATELY 20% OF THE COMBINED COMPANY’S NET ASSET VALUE

FSIC II is considering, subject to final approval of the FSIC II Board, the issuance to all holders of FSIC II Common Stock following the closing of the Mergers on a pro rata basis of shares of a new class of perpetual preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s NAV. For a description of the proposed Recapitalization Transaction, please see “FSIC II Proposal 2: Approval on a Non-Binding Advisory Basis of the Issuance to all Holders of FSIC II Common Stock Following the Closing of the Mergers on a Pro Rata Basis of Shares of a New Class of Preferred Stock of FSIC II with an Aggregate Liquidation Preference Representing Approximately 20% of the Combined Company’s Net Asset Value.” FSIC III is requesting that the holders of FSIC III Common Stock vote on the Recapitalization Transaction Advisory Proposal on a non-binding, advisory basis. For more information about the risks associated with the Recapitalization Transaction, see “Risk Factors—Risks Relating to the Mergers—If the Recapitalization Transaction occurs, stockholders may not be able to resell shares of preferred stock of FSIC II issued in the Recapitalization Transaction because there is not expected to be an established market for such securities, and, in any case, such securities may trade at a significant discount to their liquidation preference.”

FSIC III is seeking a non-binding, advisory vote of its stockholders on the Recapitalization Transaction because the FSIC II Board is considering whether to consummate the Recapitalization Transaction following the closing of the Mergers and values the input of FSIC III’s stockholders. However, FSIC III stockholders should note that this vote is advisory only and therefore not binding on FSIC II or the FSIC II Board. Accordingly, this proposal is not a condition to the consummation of the Recapitalization Transaction and the FSIC II Board may elect to pursue the Recapitalization Transaction following the Mergers regardless of the outcome of the advisory vote on the Recapitalization Transaction Advisory Proposal.

Vote Required

FSIC III stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Recapitalization Transaction Advisory Proposal. The affirmative vote “FOR” the Recapitalization Transaction Advisory Proposal of at least a majority of all of the votes cast at the FSIC III Annual Meeting in which a quorum is present is necessary for approval of the Recapitalization Transaction Advisory Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Recapitalization Transaction Advisory Proposal. Proxies received will be voted “FOR” the approval of the Recapitalization Transaction Advisory Proposal unless stockholders designate otherwise.

If a quorum is present at the FSIC III Annual Meeting and the Recapitalization Transaction Advisory Proposal is not approved by the FSIC III stockholders, the adverse vote will be considered by the FSIC II Board in determining whether to consummate the Recapitalization Transaction but such vote will be advisory only and not binding on FSIC II.

THE FSIC III BOARD UNANIMOUSLY RECOMMENDS THAT FSIC III STOCKHOLDERS VOTE

“FOR” THE RECAPITALIZATION TRANSACTION ADVISORY PROPOSAL

FSIC III PROPOSAL 3: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC III CHARTER REGARDING LIMITATIONS ON CERTAIN AFFILIATED TRANSACTIONS

On May 28, 2019, the FSIC III Board considered certain matters in connection with Merger 1A. In connection with the transactions contemplated by the Merger Agreement, FSIC III proposes to amend its charter to delete Section 10.5 (Other Transactions) of the FSIC III Charter. Section 10.5 of the FSIC III Charter prohibits FSIC III from engaging in transactions with the Advisor or a director or affiliate thereof unless (a) such transaction complies with the NASAA Omnibus Guidelines and all applicable law and (b) a majority of the directors (including a majority of the FSIC III Independent Directors) approve such transaction as fair and reasonable to FSIC III and on terms and conditions not less favorable to FSIC III than those available from non-affiliated third parties.

This summary description is qualified in its entirety by the complete text of the proposed Articles of Amendment, a copy of which is attached as Annex D to this joint proxy statement/prospectus (the “FSIC III Articles of Amendment”). If approved by stockholders at the FSIC III Annual Meeting, the amendments reflected in the FSIC III Articles of Amendment will be effected by FSIC III’s filing of the FSIC III Articles of Amendment with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC III Charter Amendment Proposal 1 or FSIC III Charter Amendment 2 are approved, FSIC III plans to file the FSIC III Articles of Amendment reflecting approved changes to the FSIC III Charter.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current FSIC III Charter pursuant to FSIC III Charter Amendment Proposal 1 if FSIC III Charter Amendment Proposal 1 is approved by stockholders at the FSIC III Annual Meeting. The below summary does not identify changes that are described as part of FSIC III Charter Amendment Proposal 2.

•	Deletion of former Section 10.5 regarding limitations on certain affiliated transactions.

Conditionality

The approval of each of the FSIC III Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC III Charter Amendment Proposals are conditioned on approving any other FSIC III Charter Amendment Proposal. If one or more FSIC III Charter Amendment Proposals fails to receive the required vote, the FSIC III Articles of Amendment may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC III stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC III Charter Amendment Proposal 1. The affirmative vote “FOR” FSIC III Charter Amendment Proposal 1 of at least a majority of all of the votes entitled to be cast as of the FSIC III Record Date is necessary for approval of FSIC III Charter Amendment Proposal 1. Abstentions and broker non-votes will have the same effect as votes against FSIC III Charter Amendment Proposal 1. Proxies received will be voted “FOR” the approval of FSIC III Charter Amendment Proposal 1 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR FSIC III CHARTER AMENDMENT PROPOSAL 1.

FSIC III PROPOSAL 4: APPROVAL OF PROPOSAL TO DELETE PROVISIONS OF THE FSIC III CHARTER REGARDING LIMITATIONS ON ROLL-UP TRANSACTIONS

In connection with the transactions contemplated by the Merger Agreement, FSIC III proposes to amend its charter to delete Article 12 (Roll-Up Transactions) of the FSIC III Charter. Article XII of the FSIC III Charter imposes procedural protections relating to Roll-Up Transactions. Among other protections and requirements, an appraisal of FSIC III’s assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction must be obtained from an independent expert in connection with any Roll-Up Transaction. Stockholders who vote against any proposed Roll-Up Transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining stockholders of FSIC III and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of FSIC III. In addition, FSIC III is prohibited from participating in any Roll-Up Transaction in which certain stockholder rights in the roll-up entity, such as voting and access to records, are less advantageous than those currently provided to stockholders of FSIC III. Further, if the Roll-Up Transaction is not approved by the stockholders, the costs of the Roll-Up Transaction may not be borne by FSIC III. If the FSIC III Charter Amendment Proposal 2 is approved and the stockholders vote to approve a Roll-Up Transaction, the stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for FSIC III to effect a Roll-Up Transaction. FSIC III recommends this change to increase FSIC III’s flexibility to enter into a Roll-Up Transaction, such as Merger 1A, that the FSIC III Board believes to be in FSIC III’s best interest.

This summary description is qualified in its entirety by the complete text of the proposed FSIC III Articles of Amendment, a copy of which is attached as Annex D to this joint proxy statement/prospectus. If approved by stockholders at the FSIC III Annual Meeting, the amendments reflected in the FSIC III Articles of Amendment will be effected by FSIC III’s filing of the FSIC III Articles of Amendment with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC III Charter Amendment Proposal 1 or FSIC III Charter Amendment 2 are approved, FSIC III plans to file the FSIC III Articles of Amendment reflecting approved changes to the FSIC III Charter.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current FSIC III Charter pursuant to FSIC III Charter Amendment Proposal 1 if FSIC III Charter Amendment Proposal 1 is approved by stockholders at the FSIC III Annual Meeting. The below summary does not identify changes that are described as part of FSIC III Charter Amendment Proposal 1.

•	Deletion of former Article XII regarding Roll-Up Transactions.

Conditionality

The approval of each of the FSIC III Charter Amendment Proposals is a condition to the closing of the Mergers.

None of the FSIC III Charter Amendment Proposals are conditioned on approving any other FSIC III Charter Amendment Proposal. If one or more FSIC III Charter Amendment Proposals fails to receive the required vote, the FSIC III Articles of Amendment may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC III stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC III Charter Amendment Proposal 2. The affirmative vote “FOR” FSIC III Charter Amendment Proposal 2 of at least a majority of all of the votes entitled to be cast as of the FSIC III Record Date is necessary for approval of FSIC III Charter Amendment Proposal 2. Abstentions and broker non-votes will have the same effect as votes against FSIC III Charter Amendment Proposal 2. Proxies received will be voted “FOR” the approval of FSIC III Charter Amendment Proposal 2 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR FSIC III CHARTER AMENDMENT PROPOSAL 2.

FSIC III PROPOSAL 5: ELECTION OF DIRECTOR NOMINEES

Pursuant to FSIC III’s Second Amended and Restated Bylaws, the number of directors on the FSIC III Board may not be fewer than the minimum number required by the MGCL, which is one, or greater than twelve. The FSIC III Board is currently comprised of eleven directors.

The directors of FSIC III are divided into three classes, designated Class A, Class B and Class C. Each class of directors holds office for a three-year term. The current Class A directors hold office for a term expiring at the FSIC III Annual Meeting. The current Class B directors hold office for a term expiring at the 2020 annual meeting. The current Class C directors hold office for a term expiring at the 2021 annual meeting.

At the FSIC III Annual Meeting, stockholders of FSIC III are being asked to consider the election of Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins as Class A directors who have been nominated for re-election for a three-year term expiring at the 2022 annual meeting of the stockholders. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and FSIC III.

A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named above. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the FSIC III Board’s nominating and corporate governance committee. The FSIC III Board has no reason to believe that any of the persons named as director nominees will be unwilling or unable to serve.

Information about the FSIC III Board and Director Nominees

The role of the FSIC III Board is to provide general oversight of FSIC III’s business affairs and to exercise all of FSIC III’s powers except those reserved for the stockholders. The responsibilities of the FSIC III Board also include, among other things, the oversight of FSIC III’s investment activities, the quarterly valuation of FSIC III’s assets, oversight of FSIC III’s financing arrangements and corporate governance activities.

A majority of the members of the FSIC III Board are not “interested persons,” as defined in the 1940 Act, of FSIC III or the Advisor and are “independent” as defined by Rule 303A.00 in the NYSE Listed Company Manual. These individuals are referred to as FSIC III’s independent directors (the “FSIC III Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with FSIC III. The members of the FSIC III Board who are not FSIC III Independent Directors are referred to as interested directors (the “FSIC III Interested Directors”).

The FSIC III Board is currently comprised of eleven directors, nine of whom are FSIC III Independent Directors. The FSIC III Board has determined that the following directors and director nominees are FSIC III Independent Directors: Ms. Adams and Messrs. Arnold, Ford, Goldstein, Hagan, Harrow, Hopkins, Kropp and Imasogie. Based upon information requested from each director nominee concerning his or her background, employment and affiliations, the FSIC III Board has affirmatively determined that none of the FSIC III Independent Director nominees has, or within the last two years had, a material business or professional relationship with FSIC III, other than, if applicable, in his or her capacity as a member of the FSIC III Board or any FSIC III Board committee or as a stockholder.

In considering each director nominee and the composition of the FSIC III Board as a whole, the FSIC III Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, that the FSIC III Board believes enables a director to make a significant contribution to the FSIC III Board, FSIC III and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described in “Management of the Fund Parties”, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or trustees of other entities. The FSIC III Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the FSIC III Board and FSIC III.

These experiences, characteristics, attributes and skills relate directly to the management and operations of FSIC III. Success in each of these categories is a key factor in FSIC III’s overall operational success and creating stockholder value. The FSIC III Board believes that directors who possess these experiences, characteristics, attributes and skills are better able to provide oversight of FSIC III’s management and FSIC III’s long-term and strategic objectives. See “Management of the Fund Parties” for a description of the experience, characteristics, attributes and skills of each director nominee that led the FSIC III

Board to conclude that each such person should serve as a director. The FSIC III Board also considered the specific experience described in each director nominee’s biographical information, as described in “Management of the Fund Parties”. The biographical information set forth for each director and director nominee in “Management of the Fund Parties” is incorporated herein by reference.

Vote Required

Each director nominee shall be elected by a plurality of all the votes cast at the FSIC III Annual Meeting in person or by proxy, provided that a quorum is present. Plurality voting means that the director nominee with the most votes for a particular seat is elected for that seat. Each share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted. Abstentions and broker non-votes will have no effect on the FSIC III Director Election Proposal.

THE FSIC III BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” EACH OF THE DIRECTOR NOMINEES.

FSIC III PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 22, 2019, FSIC III notified RSM US LLP that RSM US LLP had been dismissed as FSIC III’s independent public accounting firm. The FSIC III audit committee approved the dismissal of RSM US LLP. The reports of RSM US LLP on the audited consolidated financial statements of FSIC III for the years ended December 31, 2018 and 2017 and did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2018 and 2017, and the subsequent interim period through March 22, 2019, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between FSIC III and RSM US LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RSM US LLP’s satisfaction, would have caused RSM US LLP to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On March 26, 2019, FSIC III appointed Deloitte & Touche LLP to act as FSIC III’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The appointment of Deloitte & Touche LLP was previously recommended by the FSIC III audit committee. During the years ended December 31, 2018 and 2017, and the subsequent interim period through March 26, 2019, neither FSIC III nor anyone on its behalf has consulted with Deloitte & Touche LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on FSIC III’s financial statements, and neither a written report nor oral advice was provided to FSIC III that Deloitte & Touche LLP concluded was an important factor considered by FSIC III in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. A representative of Deloitte & Touche LLP is expected to be available to answer questions during the FSIC III Annual Meeting and will have an opportunity to make a statement if he or she desires to do.

Although action by the stockholders on this matter is not required, the FSIC III audit committee and the FSIC III Board believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on FSIC III’s consolidated financial statements. If a quorum is present at the FSIC III Annual Meeting and the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019 is not ratified by the stockholders, the adverse vote will be considered by the FSIC III audit committee in determining whether to appoint Deloitte & Touche LLP as FSIC III’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit related fees, tax fees and all other fees billed to FSIC III by RSM US LLP for professional services performed for the fiscal years ended December 31, 2018 and 2017:

Fiscal Year	Audit Fees	Audit-Related Fees(1)	Tax Fees	All Other Fees(2)
2018	$392,500	—	—	$35,350
2017	$392,500	$42,601	—	$35,000

(1)

“Audit-Related Fees” are those fees billed to FSIC III by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of FSIC III’s registration statements filed with the SEC pursuant to the Securities Act.

(2)	“All Other Fees” are those fees, if any, billed to FSIC III by RSM US LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

FSIC III’s audit committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by FSIC III’s independent registered public accounting firm for audit services and permitted non-audit services for FSIC III and for permitted non-audit services for the Advisor and any affiliates thereof that provide services to FSIC III if such non-audit services have a direct impact on the operations or financial reporting of FSIC III. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the FSIC III audit committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the FSIC III audit committee. However, the FSIC III audit committee may delegate pre-

approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the FSIC III audit committee at its next scheduled meeting. The FSIC III audit committee does not delegate its responsibilities to pre-approve services performed by FSIC III’s independent registered public accounting firm to management. All of the audit and permitted non-audit services described above for which RSM US LLP billed FSIC III for the fiscal years ended December 31, 2018 and 2017 were pre-approved by the FSIC III audit committee.

Audit Committee Report

As part of its oversight of FSIC III’s financial statements, the FSIC III audit committee reviewed and discussed with both management and RSM US LLP, FSIC III’s independent registered public accounting firm for the fiscal year ended December 31, 2018, FSIC III’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2018. Management advised the FSIC audit committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting issues with the FSIC III audit committee. The audit committee also discussed with RSM US LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The FSIC III audit committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by FSIC III’s independent registered public accounting firm. Pursuant to the policy, the FSIC III audit committee pre-approves the audit and non-audit services performed by FSIC III’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the FSIC III audit committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the FSIC III audit committee. However, the FSIC III audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the FSIC III audit committee at its next scheduled meeting. The FSIC III audit committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management.

The FSIC III audit committee received and reviewed the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP’s communications with the FSIC III audit committee concerning independence and has discussed with RSM US LLP its independence. The FSIC III audit committee has reviewed the audit fees paid by FSIC III to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with FSIC III’s and the FSIC III audit committee’s policies restricting RSM US LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the FSIC III audit committee recommended to the FSIC III Board that the audited consolidated financial statements of FSIC III as of and for the year ended December 31, 2018 be included in FSIC III’s annual report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC. The FSIC III audit committee also recommended the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of FSIC III for the fiscal year ending December 31, 2019.

Audit Committee Members:

Brian R. Ford

James H. Kropp

Richard Goldstein*

*	Mr. Imasogie replaced Mr. Goldstein as a member of the FSIC III audit committee on July 8, 2019.

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of FSIC III under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The approval of the FSIC III Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC III Common Stock at a meeting at which a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the FSIC III Auditor Ratification Proposal. If a broker chooses not to exercise its discretionary authority to vote, broker non-votes will not have any effect on the result of the vote with respect to the FSIC III Auditor Ratification Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of FSIC III’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares of FSIC III Common Stock, FSIC III does not expect any broker non-votes with respect to the FSIC III Auditor Ratification Proposal.

THE FSIC III BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF FSIC III FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

CCT II PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND MERGER 2A

CCT II is asking its stockholders to approve the adoption of the Merger Agreement pursuant to which, at Effective Time 2A, Merger Sub 2 will merge with and into CCT II. CCT II will be the surviving company and will continue its existence as a statutory trust under the laws of the State of Delaware. Immediately after the occurrence of Effective Time 2A and in accordance with the Delaware Statutory Trust Act and the MGCL, CCT II will merge with and into FSIC II and the separate existence of CCT II will cease and all outstanding CCT II Common Stock will be cancelled and no consideration will be exchanged therefor. FSIC II will be the ultimate surviving company and will continue its existence as a corporation under the laws of the State of Maryland. Upon completion of Merger 2A, and subject to the terms and conditions of the Merger Agreement, each share of CCT II Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, Merger Consideration 2.

Please see “The Mergers” and “Description of the Merger Agreement” contained in this joint proxy statement/prospectus for additional information regarding the Merger Agreement and the transactions contemplated thereby, including Merger 2A, as well as the reasons the CCT II Board has recommended that CCT II stockholders vote for the CCT II Merger Proposal.

Vote Required

Approval of the CCT II Merger Proposal is required for completion of Merger 2A. CCT II shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the CCT II Merger Proposal. The affirmative vote “FOR” the CCT II Merger Proposal of a majority of the outstanding shares of CCT II Common Stock entitled to vote at the CCT II Annual Meeting is necessary for approval of the CCT II Merger Proposal. Abstentions and broker non-votes will have the same effect as votes against the CCT II Merger Proposal. Proxies received will be voted “FOR” the approval of CCT II Merger Proposal unless stockholders designate otherwise.

THE CCT II BOARD UNANIMOUSLY RECOMMENDS THAT CCT II STOCKHOLDERS VOTE “FOR” THE CCT II MERGER PROPOSAL.

CCT II PROPOSAL 2: APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE ISSUANCE TO ALL HOLDERS OF FSIC II COMMON STOCK FOLLOWING THE CLOSING OF THE MERGERS ON A PRO RATA BASIS OF SHARES OF A NEW CLASS OF PREFERRED STOCK OF FSIC II WITH AN AGGREGATE LIQUIDATION PREFERENCE REPRESENTING APPROXIMATELY 20% OF THE COMBINED COMPANY’S NET ASSET VALUE

FSIC II is considering, subject to final approval of the FSIC II Board, the issuance to all holders of FSIC II Common Stock following the closing of the Mergers on a pro rata basis of shares of a new class of perpetual preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s NAV. For a description of the proposed Recapitalization Transaction, please see “FSIC II Proposal 2: Approval on a Non-Binding Advisory Basis of the Issuance to all Holders of FSIC II Common Stock Following the Closing of the Mergers on a Pro Rata Basis of Shares of a New Class of Preferred Stock of FSIC II with an Aggregate Liquidation Preference Representing Approximately 20% of the Combined Company’s Net Asset Value.” CCT II is requesting that the holders of CCT II Common Stock vote on the Recapitalization Transaction Advisory Proposal on a non-binding, advisory basis. For more information about the risks associated with the Recapitalization Transaction, see “Risk Factors—Risks Relating to the Mergers—If the Recapitalization Transaction occurs, stockholders may not be able to resell shares of preferred stock of FSIC II issued in the Recapitalization Transaction because there is not expected to be an established market for such securities, and, in any case, such securities may trade at a significant discount to their liquidation preference.”

CCT II is seeking a non-binding, advisory vote of its stockholders on the Recapitalization Transaction because the FSIC II Board is considering whether to consummate the Recapitalization Transaction following the closing of the Mergers and values the input of CCT II’s stockholders. However, CCT II stockholders should note that this vote is advisory only and therefore not binding on FSIC II or the FSIC II Board. Accordingly, this proposal is not a condition to the consummation of the Recapitalization Transaction and the FSIC II Board may elect to pursue the Recapitalization Transaction following the Mergers regardless of the outcome of the advisory vote on the Recapitalization Transaction Advisory Proposal.

Vote Required

CCT II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Recapitalization Transaction Advisory Proposal. The affirmative vote “FOR” the Recapitalization Transaction Advisory Proposal of at least a majority of all of the votes cast at the CCT II Annual Meeting in which a quorum is present is necessary for approval of the Recapitalization Transaction Advisory Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Recapitalization Transaction Advisory Proposal. Proxies received will be voted “FOR” the approval of the Recapitalization Transaction Advisory Proposal unless stockholders designate otherwise.
If a quorum is present at the CCT II Annual Meeting and the Recapitalization Transaction Advisory Proposal is not approved by the CCT II stockholders, the adverse vote will be considered by the FSIC II Board in determining whether to consummate the Recapitalization Transaction but such vote will be advisory only and not binding on FSIC II.

THE CCT II BOARD UNANIMOUSLY RECOMMENDS THAT CCT II STOCKHOLDERS VOTE “FOR” THE RECAPITALIZATION TRANSACTION ADVISORY PROPOSAL

CCT II PROPOSAL 3: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE CCT II CHARTER REGARDING LIMITATIONS ON CERTAIN AFFILIATED TRANSACTIONS

On May 28, 2019, the CCT II Board considered certain matters in connection with Merger 2A. In connection with the transactions contemplated by the Merger Agreement, CCT II proposes to amend its charter to delete Section 10.6 (Other Transactions) of the CCT II Charter. Section 10.6 of the CCT II Charter prohibits CCT II from engaging in transactions with the Advisor or a director or affiliate thereof unless (a) such transaction complies with all applicable law and (b) a majority of the trustees (including a majority of the CCT II Independent Trustees) approve such transaction as fair and reasonable to CCT II and on terms and conditions not less favorable to CCT II than those available from non-affiliated third parties.

This summary description is qualified in its entirety by the complete text of the proposed Amendment No. 1 to the Second Amended and Restated Declaration of Trust, a copy of which is attached as Annex E to this joint proxy statement/prospectus (the “CCT II Charter Amendment”). If approved by shareholders at the CCT II Annual Meeting, the amendments reflected in the CCT II Charter Amendment will be effected by CCT II’s filing of the CCT II Charter Amendment with the Secretary of State of the State of Delaware (the “DE SOS”), and will become effective upon filing and acceptance for record by the DE SOS. If any of CCT II Charter Amendment Proposal 1 or CCT II Charter Amendment 2 are approved, CCT II plans to file the CCT II Charter Amendment reflecting approved changes to the CCT II Charter.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current CCT II Charter pursuant to CCT II Charter Amendment Proposal 1 if CCT II Charter Amendment Proposal 1 is approved by stockholders at the CCT II Annual Meeting. The below summary does not identify changes that are described as part of CCT II Charter Amendment Proposal 2.

•	Deletion of former Section 10.6 regarding limitations on certain affiliated transactions.

Conditionality

The approval of each of the CCT II Charter Amendment Proposals is a condition to the closing of Merger 2A.

None of the CCT II Charter Amendment Proposals are conditioned on approving any other CCT II Charter Amendment Proposal. If one or more CCT II Charter Amendment Proposals fails to receive the required vote, the CCT II Charter Amendment may be modified before filing to reflect only the proposals that are approved.

Vote Required

CCT II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, CCT II Charter Amendment Proposal 1. The affirmative vote “FOR” CCT II Charter Amendment Proposal 1 of at least a majority of all of the votes entitled to be cast as of the CCT II Record Date is necessary for approval of CCT II Charter Amendment Proposal 1. Abstentions and broker non-votes will have the same effect as votes against CCT II Charter Amendment Proposal 1. Proxies received will be voted “FOR” the approval of CCT II Charter Amendment Proposal 1 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR CCT II CHARTER AMENDMENT PROPOSAL 1.

CCT II PROPOSAL 4: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE CCT II CHARTER REGARDING LIMITATIONS ON ROLL-UP TRANSACTIONS

In connection with the transactions contemplated by the Merger Agreement, CCT II proposes to amend its charter to delete Section 12.1 (Roll-Up Transactions) of the CCT II Charter. Section 12.1 of the CCT II Charter imposes procedural protections relating to Roll-Up Transactions. Among other protections and requirements, an appraisal of CCT II’s assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction must be obtained from an independent expert in connection with any Roll-Up Transaction. Shareholders who vote against any proposed Roll-Up Transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining shareholders of CCT II and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of CCT II. In addition, CCT II is prohibited from participating in any Roll-Up Transaction in which certain shareholder rights in the roll-up entity, such as voting and access to records, are less advantageous than those currently provided to shareholders of CCT II. Further, if the Roll-Up Transaction is not approved by the shareholders, the costs of the Roll-Up Transaction may not be borne by CCT II. If the CCT II Charter Amendment Proposal 2 is approved and the shareholders vote to approve a Roll-Up Transaction, the shareholders will no longer receive the benefit of these protections. However, shareholder approval will continue to be required for CCT II to effect a Roll-Up Transaction. CCT II recommends this change to increase CCT II’s flexibility to enter into a Roll-Up Transaction, such as Merger 2A, that the CCT II Board believes to be in CCT II’s best interest.

This summary description is qualified in its entirety by the complete text of the proposed CCT II Charter Amendment, a copy of which is attached as Annex E to this joint proxy statement/prospectus. If approved by shareholders at the CCT II Annual Meeting, the amendments reflected in the CCT II Articles of Amendment will be effected by CCT II’s filing of the CCT II Articles of Amendment with the DE SOS, and will become effective upon filing and acceptance for record by the DE SOS. If any of CCT II Charter Amendment Proposal 1 or CCT II Charter Amendment 2 are approved, CCT II plans to file the CCT II Charter Amendment reflecting approved changes to the CCT II Charter.

Conditionality

The approval of each of the CCT II Charter Amendment Proposals is a condition to the closing of Merger 2A.

None of the CCT II Charter Amendment Proposals are conditioned on approving any other CCT II Charter Amendment Proposal. If one or more CCT II Charter Amendment Proposals fails to receive the required vote, the CCT II Charter Amendment may be modified before filing to reflect only the proposals that are approved.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current CCT II Charter pursuant to CCT II Charter Amendment Proposal 2 if CCT II Charter Amendment Proposal 2 is approved by stockholders at the CCT II Annual Meeting. The below summary does not identify changes that are described as part of CCT II Charter Amendment Proposal 1.

•	Deletion of former Section 12.1 regarding Roll-Up Transactions.

Vote Required

CCT II stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, CCT II Charter Amendment Proposal 2. The affirmative vote “FOR” CCT II Charter Amendment Proposal 2 of at least a majority of all of the votes entitled to be cast as of the CCT II Record Date is necessary for approval of CCT II Charter Amendment Proposal 2. Abstentions and broker non-votes will have the same effect as votes against CCT II Charter Amendment Proposal 2. Proxies received will be voted “FOR” the approval of CCT II Charter Amendment Proposal 2 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR CCT II CHARTER AMENDMENT PROPOSAL 2.

CCT II PROPOSAL 5: ELECTION OF TRUSTEE NOMINEES

The CCT II Board has nominated trustees Todd C. Builione, James H. Kropp, Mark D. Linsz and Thomas W. Morgan to be elected to serve as CCT II trustees for a one year term, until the 2020 annual meeting of shareholders and until their successors are duly elected and qualified. Messrs. Builione, Kropp, Linsz and Morgan all have consented to serving as nominees, being named in this joint proxy statement/prospectus, and serving on the CCT II Board if elected. Messrs. Builione, Kropp, Linsz and Morgan are not being proposed for election pursuant to any agreement or understanding between them and CCT II.

Holders of proxies solicited by this joint proxy statement/prospectus will vote the proxies received by them as directed by CCT II shareholders on the proxy cards or, if no direction is given, “FOR” the election of the CCT II Board’s nominees, Messrs., Builione, Kropp, Linsz and Morgan. In the event that any of the nominees should become unable to serve because of an event not now anticipated or decline to serve as trustees at the time of the CCT II Annual Meeting, the persons named as proxies will vote for such other nominees as may be proposed by the nominating and corporate governance committee of CCT II. The CCT II Board has no reason to believe that Messrs. Builione, Kropp, Linsz or Morgan will be unable or unwilling to serve. The CCT II Board also considered the specific experience described in each trustee nominee’s biographical information, as described in “Management of the Fund Parties”. The biographical information set forth for each director and director nominee in “Management of the Fund Parties” is incorporated herein by reference.

Vote Required

The CCT II bylaws provide that (i) a plurality of all CCT II Common Shares present or represented by proxy and voting at the CCT II Annual Meeting, and (ii) the presence in person or by proxy of the shareholders of CCT II entitled to cast fifty percent of the votes entitled to be cast at the meeting necessary for the presence of a quorum are required to elect a trustee.

THE CCT II BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” EACH OF THE TRUSTEE NOMINEES.

CCT II PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The CCT II audit committee has re-appointed Deloitte & Touche LLP as CCT II’s independent registered public accounting firm and as auditors of CCT II’s consolidated financial statements for 2019. Deloitte & Touche LLP has served as CCT II’s independent registered public accounting firm since 2015.

At the CCT II Annual Meeting, the shareholders are being asked to ratify the appointment of Deloitte & Touche LLP as CCT II’s independent registered public accounting firm for 2019. CCT II is not required to have the shareholders ratify the selection of Deloitte & Touche LLP as CCT II’s independent registered public accounting firm, however, CCT II is doing so because it believes it is a matter of best corporate practices. In the event of a negative vote on such ratification, the CCT II audit committee will reconsider the appointment. Even if this appointment is ratified, the CCT II audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if the CCT II audit committee determines that such a change would be in the best interests of CCT II and its shareholders. Representatives of Deloitte & Touche LLP are expected to be present in person at the CCT II Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Fees to Auditors

The following table shows the audit fees and non-audit related fees accrued or paid to Deloitte & Touche LLP for professional services performed for CCT II’s fiscal years ended December 31, 2018 and 2017.

Fiscal Year/Period	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2018	$228,700	$3,241	$17,500	—
2017	$225,000	$9,045	$15,000	—

(1)

“Audit-Related Fees” are those fees billed to CCT II relating to audit services provided by Deloitte & Touche LLP, including those in connection with the provision of comfort letters submitted by Deloitte & Touche LLP related to CCT II’s registration statements and broker-dealer activity pursuant to the Offering.

(2)	“Tax Fees” are those fees billed to CCT II in connection with tax consulting services performed by Deloitte & Touche LLP, including primarily the review of CCT II’s income tax returns.

(3)	“All Other Fees” are those fees billed to CCT II in connection with permitted non-audit services performed by Deloitte & Touche LLP.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

CCT II maintains an auditor independence policy that, among other things, mandates that the CCT II audit committee review, negotiate and approve in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permissible non-audit services for CCT II, and for permissible non-audit services for CCT II’s investment advisors and any affiliates thereof that provide services to CCT II, if such non-audit services have a direct impact on the operations or financial reporting of CCT II. All of the audit and non-audit services described above for which fees were incurred by CCT II for the fiscal years ended December 31, 2018 and 2017, were pre-approved by the CCT II audit committee in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of CCT II’s financial statements, the CCT II audit committee reviewed and discussed with both management and CCT II’s independent registered public accounting firm CCT II’s financial statements filed with the SEC for the fiscal year ended December 31, 2018. Management advised the CCT II audit committee that all financial statements were prepared in accordance with GAAP, and reviewed significant accounting issues with the CCT II audit committee. The CCT II audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States).

The CCT II audit committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by Deloitte & Touche LLP, CCT II’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence. Any requests for audit, audit-

related, tax and other services that have not received general pre-approval must be submitted to the CCT II audit committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the CCT II audit committee. However, the CCT II audit committee has delegated pre-approval authority to the CCT II audit committee Chair, James H. Kropp, who will report any pre-approval decisions to the CCT II audit committee at its next scheduled meeting. The CCT II audit committee does not delegate its responsibilities to pre-approve services performed by Deloitte & Touche LLP to management.

The CCT II audit committee received and reviewed the written disclosures from Deloitte & Touche LLP required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte & Touche LLP its independence. The CCT II audit committee has reviewed the audit fees paid by CCT II to Deloitte & Touche LLP. It has also reviewed non-audit services and fees to assure compliance with CCT II and the CCT II audit committee’s policies restricting Deloitte & Touche LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the CCT II audit committee recommended to the CCT II Board that the financial statements as of and for the year ended December 31, 2018 be included in CCT II’s annual report on Form 10-K for 2018, for filing with the SEC. The CCT II audit committee also recommended the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of CCT II for the fiscal year ending December 31, 2019.

Audit Committee Members:

James H. Kropp, Chairman

Mark D. Linz

Thomas W. Morgan

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of CCT II under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The approval of the CCT II Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by holders of CCT II Common Stock at a meeting at which a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the CCT II Auditor Ratification Proposal. If a broker chooses not to exercise its discretionary authority to vote, broker non-votes will not have any effect on the result of the vote with respect to the CCT II Auditor Ratification Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of CCT II’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares of CCT II Common Stock, CCT II does not expect any broker non-votes with respect to the CCT II Auditor Ratification Proposal.

THE CCT II BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CCT II FOR FISCAL YEAR 2019.

FSIC IV PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND MERGER 3A

FSIC IV is asking its stockholders to approve the adoption of the Merger Agreement pursuant to which, at Effective Time 3A, Merger Sub 3 will merge with and into FSIC IV. FSIC IV will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. Immediately after the occurrence of Effective Time 3A and in accordance with the MGCL, FSIC IV will merge with and into FSIC II and the separate existence of FSIC IV will cease and all outstanding shares of FSIC IV Common Stock will be cancelled and no consideration will be exchanged therefor. FSIC II will be the ultimate surviving company will continue its existence as a corporation under the laws of the State of Maryland. Upon completion of Merger 3A, and subject to the terms and conditions of the Merger Agreement, each share of FSIC IV Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, Merger Consideration 3.

Please see “The Mergers” and “Description of the Merger Agreement” contained in this joint proxy statement/prospectus for additional information regarding the Merger Agreement and the transactions contemplated thereby, including Merger 3A, as well as the reasons the FSIC IV Board has recommended that FSIC IV stockholders vote for the FSIC IV Merger Proposal.

Vote Required

Approval of the FSIC IV Merger Proposal is required for completion of Merger 3A. FSIC IV stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the FSIC IV Merger Proposal. The affirmative vote “FOR” the FSIC IV Merger Proposal of a majority of the outstanding shares of FSIC IV Common Stock entitled to vote at the FSIC IV Annual Meeting is necessary for approval of the FSIC IV Merger Proposal. Abstentions and broker non-votes will have the same effect as votes against the FSIC IV Merger Proposal. Proxies received will be voted “FOR” the approval of the FSIC IV Merger Proposal unless stockholders designate otherwise.

THE FSIC IV BOARD UNANIMOUSLY RECOMMENDS THAT FSIC IV STOCKHOLDERS VOTE

“FOR” THE FSIC IV MERGER PROPOSAL.

FSIC IV PROPOSAL 2: APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE ISSUANCE TO ALL HOLDERS OF FSIC II COMMON STOCK FOLLOWING THE CLOSING OF THE MERGERS ON A PRO RATA BASIS OF SHARES OF A NEW CLASS OF PREFERRED STOCK OF FSIC II WITH AN AGGREGATE LIQUIDATION PREFERENCE REPRESENTING APPROXIMATELY 20% OF THE COMBINED COMPANY’S NET ASSET VALUE

FSIC II is considering, subject to final approval of the FSIC II Board, the issuance to all holders of FSIC II Common Stock following the closing of the Mergers on a pro rata basis of shares of a new class of perpetual preferred stock of FSIC II with an aggregate liquidation preference representing approximately 20% of the combined company’s NAV. For a description of the proposed Recapitalization Transaction, please see “FSIC II Proposal 2: Approval on a Non-Binding Advisory Basis of the Issuance to all Holders of FSIC II Common Stock Following the Closing of the Mergers on a Pro Rata Basis of Shares of a New Class of Preferred Stock of FSIC II with an Aggregate Liquidation Preference Representing Approximately 20% of the Combined Company’s Net Asset Value.” FSIC IV is requesting that the holders of FSIC IV Common Stock vote on the Recapitalization Transaction Advisory Proposal on a non-binding, advisory basis. For more information about the risks associated with the Recapitalization Transaction, see “Risk Factors—Risks Relating to the Mergers—If the Recapitalization Transaction occurs, stockholders may not be able to resell shares of preferred stock of FSIC II issued in the Recapitalization Transaction because there is not expected to be an established market for such securities, and, in any case, such securities may trade at a significant discount to their liquidation preference.”

FSIC IV is seeking a non-binding, advisory vote of its stockholders on the Recapitalization Transaction because the FSIC II Board is considering whether to consummate the Recapitalization Transaction following the closing of the Mergers and values the input of FSIC IV’s stockholders. However, FSIC IV stockholders should note that this vote is advisory only and therefore not binding on FSIC II or the FSIC II Board. Accordingly, this proposal is not a condition to the consummation of the Recapitalization Transaction and the FSIC II Board may elect to pursue the Recapitalization Transaction following the Mergers regardless of the outcome of the advisory vote on the Recapitalization Transaction Advisory Proposal.

Vote Required

FSIC IV stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Recapitalization Transaction Advisory Proposal. The affirmative vote “FOR” the Recapitalization Transaction Advisory Proposal of at least a majority of all of the votes cast at the FSIC IV Annual Meeting in which a quorum is present is necessary for approval of the Recapitalization Transaction Advisory Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Recapitalization Transaction Advisory Proposal. Proxies received will be voted “FOR” the approval of the Recapitalization Transaction Advisory Proposal unless stockholders designate otherwise.

If a quorum is present at the FSIC IV Annual Meeting and the Recapitalization Transaction Advisory Proposal is not approved by the FSIC IV stockholders, the adverse vote will be considered by the FSIC II Board in determining whether to consummate the Recapitalization Transaction but such vote will be advisory only and not binding on FSIC II.

THE FSIC IV BOARD UNANIMOUSLY RECOMMENDS THAT FSIC IV STOCKHOLDERS VOTE

“FOR” THE RECAPITALIZATION TRANSACTION ADVISORY PROPOSAL

FSIC IV PROPOSAL 3: APPROVAL OF PROPOSAL TO DELETE A SECTION OF THE FSIC IV CHARTER REGARDING LIMITATIONS ON CERTAIN AFFILIATED TRANSACTIONS

On May 28, 2019, the FSIC IV Board considered certain matters in connection with Merger 3A. In connection with the transactions contemplated by the Merger Agreement, FSIC IV proposes to amend its charter to delete Section 10.5 (Other Transactions) of the FSIC IV Charter. Section 10.5 of the FSIC IV Charter prohibits FSIC IV from engaging in transactions with the Advisor or a director or affiliate thereof unless (a) such transaction complies with the NASAA Omnibus Guidelines and all applicable law and (b) a majority of the directors (including a majority of the FSIC IV Independent Directors) approve such transaction as fair and reasonable to FSIC IV and on terms and conditions not less favorable to FSIC IV than those available from non-affiliated third parties.

This summary description is qualified in its entirety by the complete text of the proposed Articles of Amendment, a copy of which is attached as Annex F to this joint proxy statement/prospectus (the “FSIC IV Articles of Amendment”). If approved by stockholders at the FSIC IV Annual Meeting, the amendments reflected in the FSIC IV Articles of Amendment will be effected by FSIC IV’s filing of the FSIC IV Articles of Amendment with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC IV Charter Amendment Proposal 1 or FSIC IV Charter Amendment 2 are approved, FSIC IV plans to file the FSIC IV Articles of Amendment reflecting approved changes to the FSIC IV Charter.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current FSIC IV Charter pursuant to FSIC IV Charter Amendment Proposal 1 if FSIC IV Charter Amendment Proposal 1 is approved by stockholders at the FSIC IV Annual Meeting. The below summary does not identify changes that are described as part of FSIC IV Charter Amendment Proposal 2.

•	Deletion of former Section 10.5 regarding limitations on certain affiliated transactions.

Conditionality

The approval of each of the FSIC IV Charter Amendment Proposals is a condition to the closing of Merger 3A.

None of the FSIC IV Charter Amendment Proposals are conditioned on approving any other FSIC IV Charter Amendment Proposal. If one or more FSIC IV Charter Amendment Proposals fails to receive the required vote, the FSIC IV Articles of Amendment may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC IV stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC IV Charter Amendment Proposal 1. The affirmative vote “FOR” FSIC IV Charter Amendment Proposal 1 of at least a majority of all of the votes entitled to be cast as of the FSIC IV Record Date is necessary for approval of FSIC IV Charter Amendment Proposal 1. Abstentions and broker non-votes will have the same effect as votes against FSIC IV Charter Amendment Proposal 1. Proxies received will be voted “FOR” the approval of FSIC IV Charter Amendment Proposal 1 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR FSIC IV CHARTER AMENDMENT PROPOSAL 1.

FSIC IV PROPOSAL 4: APPROVAL OF PROPOSAL TO DELETE PROVISIONS OF THE FSIC IV CHARTER REGARDING LIMITATIONS ON ROLL-UP TRANSACTIONS

In connection with the transactions contemplated by the Merger Agreement, FSIC IV proposes to amend its charter to delete Article XII (Roll-Up Transactions) of the FSIC IV Charter. Article XII of the FSIC IV Charter imposes procedural protections relating to Roll-Up Transactions. Among other protections and requirements, an appraisal of FSIC IV’s assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction must be obtained from an independent expert in connection with any Roll-Up Transaction. Stockholders who vote against any proposed Roll-Up Transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining stockholders of FSIC IV and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of FSIC IV. In addition, FSIC IV is prohibited from participating in any Roll-Up Transaction in which certain stockholder rights in the roll-up entity, such as voting and access to records, are less advantageous than those currently provided to stockholders of FSIC IV. Further, if the Roll-Up Transaction is not approved by the stockholders, the costs of the Roll-Up Transaction may not be borne by FSIC IV. If the FSIC IV Charter Amendment Proposal 2 is approved and the stockholders vote to approve a Roll-Up Transaction, the stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for FSIC IV to effect a Roll-Up Transaction. FSIC IV recommends this change to increase FSIC IV’s flexibility to enter into a Roll-Up Transaction, such as Merger 3A, that the FSIC IV Board believes to be in FSIC IV’s best interest.

This summary description is qualified in its entirety by the complete text of the proposed FSIC IV Articles of Amendment, a copy of which is attached as Annex F to this joint proxy statement/prospectus. If approved by stockholders at the FSIC IV Annual Meeting, the amendments reflected in the FSIC IV Articles of Amendment will be effected by FSIC IV’s filing of the FSIC IV Articles of Amendment with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of FSIC IV Charter Amendment Proposal 1 or FSIC IV Charter Amendment 2 are approved, FSIC IV plans to file the FSIC IV Articles of Amendment reflecting approved changes to the FSIC IV Charter.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current FSIC IV Charter pursuant to FSIC IV Charter Amendment Proposal 2 if FSIC IV Charter Amendment Proposal 2 is approved by stockholders at the FSIC IV Annual Meeting. The below summary does not identify changes that are described as part of FSIC IV Charter Amendment Proposal 1.

•	Deletion of former Article XII regarding Roll-Up Transactions.

Conditionality

The approval of each of the FSIC IV Charter Amendment Proposals is a condition to the closing of Merger 3A.

None of the FSIC IV Charter Amendment Proposals are conditioned on approving any other FSIC IV Charter Amendment Proposal. If one or more FSIC IV Charter Amendment Proposals fails to receive the required vote, the FSIC IV Articles of Amendment may be modified before filing to reflect only the proposals that are approved.

Vote Required

FSIC IV stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, FSIC IV Charter Amendment Proposal 2. The affirmative vote “FOR” FSIC IV Charter Amendment Proposal 2 of at least a majority of all of the votes entitled to be cast as of the FSIC IV Record Date is necessary for approval of FSIC IV Charter Amendment Proposal 2. Abstentions and broker non-votes will have the same effect as votes against FSIC IV Charter Amendment Proposal 2. Proxies received will be voted “FOR” the approval of FSIC IV Charter Amendment Proposal 2 unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

FOR FSIC IV CHARTER AMENDMENT PROPOSAL 2.

FSIC IV PROPOSAL 5: ELECTION OF DIRECTOR NOMINEES

Pursuant to FSIC IV’s Amended and Restated Bylaws, the number of directors on the FSIC IV Board may not be fewer than the minimum number required by the MGCL, which is one, or greater than twelve. The FSIC IV Board is currently comprised of eleven directors.

The directors of FSIC IV are divided into three classes, designated Class A, Class B and Class C. Each class of directors holds office for a three-year term. The current Class A directors hold office for a term expiring at the FSIC IV Annual Meeting. The current Class B directors hold office for a term expiring at the 2020 annual meeting. The current Class C directors hold office for a term expiring at the 2021 annual meeting.

At the FSIC IV Annual Meeting, stockholders of FSIC IV are being asked to consider the election of Todd C. Builione, Frederick Arnold, Michael J. Hagan and Jerel A. Hopkins as Class A directors who have been nominated for re-election for a three-year term expiring at the 2022 annual meeting of the stockholders. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and FSIC IV.

A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named above. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the FSIC IV Board’s nominating and corporate governance committee. The FSIC IV Board has no reason to believe that any of the persons named as director nominees will be unwilling or unable to serve.

Information about the FSIC IV Board and Director Nominees

The role of the FSIC IV Board is to provide general oversight of FSIC IV’s business affairs and to exercise all of FSIC IV’s powers except those reserved for the stockholders. The responsibilities of the FSIC IV Board also include, among other things, the oversight of FSIC IV’s investment activities, the quarterly valuation of FSIC IV’s assets, oversight of FSIC IV’s financing arrangements and corporate governance activities.

A majority of the members of the FSIC IV Board are not “interested persons,” as defined in the 1940 Act, of FSIC IV or the Advisor and are “independent” as defined by Rule 303A.00 in the NYSE Listed Company Manual. These individuals are referred to as FSIC IV’s independent directors (the “FSIC IV Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with FSIC IV. The members of the FSIC IV Board who are not FSIC IV Independent Directors are referred to as interested directors (the “FSIC IV Interested Directors”).

The FSIC IV Board is currently comprised of eleven directors, nine of whom are FSIC IV Independent Directors. The FSIC IV Board has determined that the following directors and director nominees are FSIC IV Independent Directors: Ms. Adams and Messrs. Arnold, Ford, Goldstein, Hagan, Harrow, Hopkins, Kropp and Imasogie. Based upon information requested from each director nominee concerning his or her background, employment and affiliations, the FSIC IV Board has affirmatively determined that none of the FSIC IV Independent Director nominees has, or within the last two years had, a material business or professional relationship with FSIC IV, other than, if applicable, in his or her capacity as a member of the FSIC IV Board or any FSIC IV Board committee or as a stockholder.

In considering each director nominee and the composition of the FSIC IV Board as a whole, the FSIC IV Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, that the FSIC IV Board believes enables a director to make a significant contribution to the FSIC IV Board, FSIC IV and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described in “Management of the Fund Parties”, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or trustees of other entities. The FSIC IV Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the FSIC IV Board and FSIC IV.

These experiences, characteristics, attributes and skills relate directly to the management and operations of FSIC IV. Success in each of these categories is a key factor in FSIC IV’s overall operational success and creating stockholder value. The FSIC IV Board believes that directors who possess these experiences, characteristics, attributes and skills are better able to provide oversight of FSIC IV’s management and FSIC IV’s long-term and strategic objectives. See “Management of the Fund Parties” for a description of the experience, characteristics, attributes and skills of each director nominee that led the FSIC IV

Board to conclude that each such person should serve as a director. The FSIC IV Board also considered the specific experience described in each director nominee’s biographical information, as described in “Management of the Fund Parties”. The biographical information set forth for each director and director nominee in “Management of the Fund Parties” is incorporated herein by reference.

Vote Required

Each director nominee shall be elected by a plurality of all the votes cast at the FSIC IV Annual Meeting in person or by proxy, provided that a quorum is present. Plurality voting means that the director nominee with the most votes for a particular seat is elected for that seat. Each share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted. Abstentions and broker non-votes will have no effect on the FSIC IV Director Election Proposal.

THE FSIC IV BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” EACH OF THE DIRECTOR NOMINEES.

FSIC IV PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 22, 2019, FSIC IV notified RSM US LLP that RSM US LLP had been dismissed as FSIC IV’s independent public accounting firm. The FSIC IV audit committee approved the dismissal of RSM US LLP. The reports of RSM US LLP on the audited consolidated financial statements of FSIC IV for the years ended December 31, 2018 and 2017 and did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2018 and 2017, and the subsequent interim period through March 22, 2019, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between FSIC IV and RSM US LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RSM US LLP’s satisfaction, would have caused RSM US LLP to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On March 26, 2019, FSIC IV appointed Deloitte & Touche LLP to act as FSIC IV’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The appointment of Deloitte & Touche LLP was previously recommended by the FSIC IV audit committee. During the years ended December 31, 2018 and 2017, and the subsequent interim period through March 26, 2019, neither FSIC IV nor anyone on its behalf has consulted with Deloitte & Touche LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on FSIC IV’s financial statements, and neither a written report nor oral advice was provided to FSIC IV that Deloitte & Touche LLP concluded was an important factor considered by FSIC IV in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. A representative of Deloitte & Touche LLP is expected to be available to answer questions during the FSIC IV Annual Meeting and will have an opportunity to make a statement if he or she desires to do.

Although action by the stockholders on this matter is not required, the FSIC IV audit committee and the FSIC IV Board believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on FSIC IV’s consolidated financial statements. If a quorum is present at the FSIC IV Annual Meeting and the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019 is not ratified by the stockholders, the adverse vote will be considered by the FSIC IV audit committee in determining whether to appoint Deloitte & Touche LLP as FSIC IV’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit related fees, tax fees and all other fees billed to FSIC IV by RSM US LLP for professional services performed for the fiscal years ended December 31, 2018 and 2017:

Fiscal Year	Audit Fees	Audit- Related Fees(1)	Tax Fees	All Other Fees(2)
2018	$251,300	$15,338	—	—
2017	$242,300	$8,285	—	—

(1)

“Audit-Related Fees” are those fees billed to FSIC IV by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of FSIC IV’s registration statements filed with the SEC pursuant to the Securities Act.

(2)	“All Other Fees” are those fees, if any, billed to FSIC IV by RSM US LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

FSIC IV’s audit committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by FSIC IV’s independent registered public accounting firm for audit services and permitted non-audit services for FSIC IV and for permitted non-audit services for the Advisor and any affiliates thereof that provide services to FSIC IV if such non-audit services have a direct impact on the operations or financial reporting of FSIC IV. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the FSIC IV audit committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the FSIC IV audit committee. However, the FSIC IV audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the FSIC IV audit committee at its next scheduled meeting. The FSIC IV audit committee does not delegate its responsibilities to pre-approve services performed by FSIC IV’s independent registered public accounting firm to management. All of the audit and permitted non-audit services described above for which RSM US LLP billed FSIC IV for the fiscal years ended December 31, 2018 and 2017 were pre-approved by the FSIC IV audit committee.

Audit Committee Report

As part of its oversight of FSIC IV’s financial statements, the FSIC IV audit committee reviewed and discussed with both management and RSM US LLP, FSIC IV’s independent registered public accounting firm for the fiscal year ended December 31, 2018, FSIC IV’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2018. Management advised the FSIC audit committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting issues with the FSIC IV audit committee. The audit committee also discussed with RSM US LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The FSIC IV audit committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by FSIC IV’s independent registered public accounting firm. Pursuant to the policy, the FSIC IV audit committee pre-approves the audit and non-audit services performed by FSIC IV’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the FSIC IV audit committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the FSIC IV audit committee. However, the FSIC IV audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the FSIC IV audit committee at its next scheduled meeting. The FSIC IV audit committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management.

The FSIC IV audit committee received and reviewed the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP’s communications with the FSIC IV audit committee concerning independence and has discussed with RSM US LLP its independence. The FSIC IV audit committee has reviewed the audit fees paid by FSIC IV to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with FSIC IV’s and the FSIC IV audit committee’s policies restricting RSM US LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the FSIC IV audit committee recommended to the FSIC IV Board that the audited consolidated financial statements of FSIC IV as of and for the year ended December 31, 2018 be included in FSIC IV’s annual report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC. The FSIC IV audit committee also recommended the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of FSIC IV for the fiscal year ending December 31, 2019.

Audit Committee Members:

Brian R. Ford

James H. Kropp

Richard Goldstein*

*	Mr. Imasogie replaced Mr. Goldstein as a member of the FSIC IV audit committee on July 8, 2019.

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of FSIC IV under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The approval of the FSIC IV Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC IV Common Stock at a meeting at which a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the FSIC IV Auditor Ratification Proposal. If a broker chooses not to exercise its discretionary authority to vote, broker non-votes will not have any effect on the result of the vote with respect to the FSIC IV Auditor Ratification Proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of FSIC IV’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares of FSIC IV Common Stock, FSIC IV does not expect any broker non-votes with respect to the FSIC IV Auditor Ratification Proposal.

THE FSIC IV BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF FSIC IV FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

BUSINESS OF THE FUND PARTIES

The businesses and investment objectives of each of the Fund Parties are substantially the same. Each of the Fund Parties is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, each of the Fund Parties is required to comply with certain regulatory requirements. In addition, each of the Fund Parties has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under the Code.

FSIC II was incorporated under the MGCL on July 13, 2011, and formally commenced investment operations on June 18, 2012. FSIC II As of March 31, 2019, FSIC II had total assets of approximately $4,808.6 million.

FSIC III was incorporated under the MGCL on June 7, 2013, and formally commenced investment operations on April 2, 2014. As of March 31, 2019, FSIC III had total assets of approximately $3,862.6 million.

CCT II was formed as a Delaware statutory trust on August 12, 2014 and formally commenced investment operations on March 1, 2016. As of March 31, 2019, CCT II had total assets of approximately $184.4 million.

FSIC IV was incorporated under the MGCL on February 25, 2015, and formally commenced investment operations on January 6, 2016. As of March 31, 2019, FSIC IV had total assets of approximately $385.0 million.

The Fund Parties’ investment activities are managed by the Advisor, a registered investment adviser under the Adviser’s Act, which oversees the management of the Fund Parties’ operations and is responsible for making investment decisions with respect to each fund’s portfolio. The Fund Parties’ investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund Parties seek to meet their investment objectives by:

•	utilizing the experience and expertise of the management team of the Advisor;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle market companies, which the Fund Parties define as companies with annual EBITDA of $25 million to $100 million at the time of investment. In many market environments, the Fund Parties believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•

maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within each Fund Party’s portfolio, such as an event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

The Fund Parties’ portfolios are comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although the Fund Parties do not expect a significant portion of their portfolios to be comprised of subordinated loans, there is no limit on the amount of such loans in which they may invest. The Fund Parties may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from their respective target companies as primary market or directly originated investments. In connection with the Fund Parties’ debt investments, the Fund Parties may on occasion receive equity interests such as warrants or options as additional consideration. The Fund Parties may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in their respective target companies, generally in conjunction with one of their debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of each fund’s portfolio may be comprised of corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor the investment focus of each Fund Party (including FSIC II following the Mergers) as market conditions evolve. Depending on market conditions, the Fund Parties may increase or decrease their exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities reflects a lower value than deemed warranted by the Advisor’s fundamental analysis, which may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and structured products.

The senior secured loans, second lien secured loans and senior secured bonds in which the Fund Parties invest generally have stated terms of three to seven years and subordinated debt investments that each fund makes generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in each fund’s portfolio. The Fund Parties’ debt investments may be rated by an NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). The Fund Parties also invest in non-rated debt securities.

To seek to enhance their returns, the Fund Parties employ leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed the maximum amount permitted by the 1940 Act. With certain limited exceptions, the Fund Parties are only allowed to borrow amounts or issue debt securities if its asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. The minimum asset coverage requirement applicable to BDCs under the 1940 Act, however, is currently 150% provided that certain disclosure, approval and other requirements are met. See “Risk Factors— Risks Relating to Economic Conditions—Risks Related to the Fund Parties’ Business and Structure—The SBCA Act allows the Fund Parties to incur additional leverage” for additional information.

As BDCs, the Fund Parties are subject to certain regulatory restrictions in making their investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated April 3, 2018, the SEC granted exemptive relief permitting the Fund Parties, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with the Fund Parties’ co-investment affiliates. The Fund Parties believe this relief enhances their ability to further their investment objectives and strategies. The Fund Parties believe this relief may also increase favorable investment opportunities for them in part by allowing the Fund Parties to participate in larger investments, together with their co-investment affiliates, than would be available to them if such relief had not been obtained.

While a BDC may list its shares for trading in the public markets, the Fund Parties have currently elected not to do so. The Fund Parties believe that a non-traded structure is more appropriate for the long-term nature of the assets in which they invest. This structure allows the Fund Parties to operate with a long-term view, similar to that of other types of private investment funds, instead of managing to quarterly market expectations. Furthermore, while the Fund Parties’ distribution reinvestment and share repurchase prices are subject to adjustment in accordance with the 1940 Act and such Fund Party’s pricing policy, because shares of common stock of the Fund Parties are not currently listed on a national securities exchange, the Fund Parties’ stockholders are not subject to the daily share price volatility associated with the public markets. However, the NAV of shares of the Fund Parties’ common stock may still be volatile.

About the Advisor

The Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act. The Advisor is a partnership between an affiliate of FS Investments and KKR Credit. The Fund Parties’ chairman and chief executive officer, Michael C. Forman, serves as the Advisor’s chairman and chief executive officer, and Todd C. Builione, the Fund Parties’ president, serves as the Advisor’s president.

The Advisor’s management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. The Fund Parties believe that the active and ongoing participation by FS Investments, KKR Credit and their respective affiliates in the credit markets, and the depth of experience and disciplined investment approach of the Advisor’s management team, will allow the Advisor to successfully execute the Fund Parties’ investment strategies. The boards of directors of the Fund Parties, including a majority of independent directors, oversee and monitor the Fund Parties’ investment performance, and beginning with the second anniversary of the effective date of each of the investment advisory agreements, will review the investment advisory agreements to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting the industry standards for investor protection, education and transparency. FS Investments is headquartered in Philadelphia with offices in New York, NY, Orlando, FL and Washington, D.C. The firm had approximately $24 billion in assets under management as of March 31, 2019.

About KKR Credit

KKR Credit is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had approximately $67.1 billion of assets under management as of March 31, 2019 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co.

KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with approximately $199.5 billion in assets under management as of March 31, 2019, that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR & Co. aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR & Co. portfolio companies. KKR & Co. invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business.

Potential Market Opportunity

The Fund Parties believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

The Fund Parties believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, the Fund Parties believe that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equity holders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, the Fund Parties believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. The Fund Parties believe that the following characteristics support their belief:

Large Target Market

Middle market companies represent, the Fund Parties believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for the Fund Parties and investment programs managed by the Fund Parties’ affiliates over the past several years, and the Fund Parties believe that this market segment will continue to produce significant investment opportunities for the Fund Parties.

Limited Investment Competition

Despite the size of the market, the Fund Parties believe that regulatory changes and other factors have diminished the role of traditional financial institutions in providing financing to middle market companies. As tracked by S&P Capital IQ LCD,

U.S. banks’ share of senior secured loans to middle market companies represented approximately 4% of overall middle market loan volume in 2018 and 1% of overall middle market loan volume in 2017, down from nearly 25% in 2000. However, the continuation of lower levels of participation by traditional financial institutions in the middle market is uncertain as a result of changing investment opportunities in the broader market and a potentially changing regulatory landscape.

The Fund Parties also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus the Fund Parties believe that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. The Fund Parties believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment

The Fund Parties believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, the Fund Parties believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing the Fund Parties greater flexibility in structuring favorable transactions. The Fund Parties believe that these factors will result in advantageous conditions in which to pursue their investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

The Fund Parties invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that the Fund Parties hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which the Fund Parties invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, the Fund Parties’ directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, the Fund Parties may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. The Fund Parties must therefore rely on the ability of the Advisor to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

The Fund Parties’ principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies. Although the Fund Parties do not expect a significant portion of their portfolios to be comprised of subordinated loans, there is no limit on the amount of such loans in which they may invest. The Fund Parties may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from their respective target companies as primary market or directly originated investments. In connection with the Fund Parties’ debt investments, the Fund Parties may on occasion receive equity interests such as warrants or options as additional consideration. The Fund Parties may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in its target companies, generally in conjunction with one of the Fund

Parties’ debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of each fund’s portfolio may be comprised of bonds, structured products, other debt securities and derivatives. The Advisor will seek to tailor the investment focus of each Fund Party (including FSIC II following the Mergers) as market conditions evolve. Depending on market conditions, the Fund Parties may increase or decrease their exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities reflects a lower value than deemed warranted by each fund’s fundamental analysis, which the Fund Parties believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and structured products.

When identifying prospective portfolio companies, the Fund Parties focus primarily on the attributes set forth below, which the Fund Parties believe will help them generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for the Fund Parties’ investment decisions, the Fund Parties caution investors that, if the Fund Parties believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which the Fund Parties choose to invest. These attributes are:

•

Leading, defensible market positions. The Fund Parties seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service the Fund Parties’ debt in a range of economic environments. The Fund Parties seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

•

Investing in stable companies with positive cash flow. The Fund Parties seek to invest in established, stable companies with strong profitability and cash flows. Such companies, the Fund Parties believe, are well-positioned to maintain consistent cash flow to service and repay the Fund Parties’ loans and maintain growth in their businesses or market share. The Fund Parties do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

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Proven management teams. The Fund Parties focus on companies that have experienced management teams with an established track record of success. The Fund Parties typically prefer their portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with theirs.

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Private equity sponsorship. Often, the Fund Parties seek to participate in transactions sponsored by what the Fund Parties believe to be sophisticated and seasoned private equity firms. The Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to the Fund Parties’ debt investments, the Fund Parties may benefit from the due diligence review performed by the private equity firm, in addition to its own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise which could provide additional protections for the Fund Parties’ investments.

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Allocation among various issuers and industries. The Fund Parties seek to allocate their portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of their portfolios.

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Viable exit strategy. While the Fund Parties attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing the Fund Parties a means by which they may exit their positions, the Fund Parties expect that a large portion of their portfolios may not be sold on this secondary market. For any investments that are not able to be sold within this market, the Fund Parties focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of the Fund Parties’ investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Potential Competitive Strengths

The Fund Parties believe that they offer investors the following potential competitive strengths:

Global platform with seasoned investment professionals

The Fund Parties believe that the breadth and depth of the experience of the Advisor’s senior management team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, provides the Fund Parties with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon

The Fund Parties’ long-term investment horizon gives them great flexibility, which the Fund Parties believe allows them to maximize returns on their investments. Unlike most private equity and venture capital funds, as well as many private debt funds, the Fund Parties are not required to return capital to their stockholders once it exits a portfolio investment. The Fund Parties believe that freedom from such capital return requirements, which allows them to invest using a longer-term focus, provides them with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

Disciplined, income-oriented investment philosophy

The Advisor employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure

The Advisor believes that its broad expertise and experience investing at all levels of a company’s capital structure enable the Fund Parties to manage risk while affording them the opportunity for significant returns on their investments. The Fund Parties attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

International Capital Markets Capabilities.

The Advisor leverages the intellectual capital, industry experience and global network of KKR & Co.’s Capital Markets team to support the origination of new private credit investment opportunities. Through KKR & Co.’s Capital Markets franchise, the Advisor benefits from expanded sources of deal flow, real-time market intelligence on pricing trends and continuous dialogue with issuers and sponsors to provide holistic financing solutions to current and prospective portfolio companies. In addition, KKR & Co.’s Capital Markets franchise gives the Fund Parties the ability to access and originate larger transactions and enhances the Advisor’s ability to manage risk.

Ability to Create Bespoke Financing Solutions through Asset-Based Finance.

The Advisor believes that there is an expansive and growing opportunity to create customized solutions in underserved and mispriced asset classes, including across the aircraft, consumer finance, real estate and auto & equipment finance sectors. The Advisor will seek to identify investments with strong collateral protection, a low correlation to the broader markets and equity-like upside potential.

Operating and Regulatory Structure

The Fund Parties’ investment activities are managed by the Advisor and supervised by each fund’s board of directors, a majority of whose members are independent. Under each fund’s investment advisory and administrative services agreement, each fund has agreed to pay the Advisor an annual base management fee based on the average weekly value of its gross assets and an incentive fee based on such Fund Party’s performance. See “Contractual Obligations” within “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of FSIC II, FSIC III, CCT II or FSIC IV, as applicable, for a description of the fees the Fund Parties pay to the Advisor. From time to time, the Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that the Advisor believes will aid it in achieving the Fund Parties’ investment objectives.

The Advisor oversees the Fund Parties’ day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities and other administrative services. The Advisor also performs, or oversees the performance of, the Fund Parties’ corporate operations and required administrative services, which includes being responsible for the financial records that the Fund Parties are each required to maintain and preparing reports for such Fund Party’s stockholders and reports filed with the SEC. In addition, the Advisor assists the Fund Parties in calculating their NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to their stockholders, and generally overseeing the payment of the Fund Parties’ expenses and the performance of administrative and professional services rendered to the Fund Parties by others.

Pursuant to each Fund Party’s investment advisory and administrative services agreement between the Advisor and the applicable Fund Party, such Fund Party reimburses the Advisor for expenses necessary to perform services related to such Fund Party’s administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to the Fund Parties on behalf of the Advisor. The FS Funds reimburse the Advisor no less than monthly for expenses necessary to perform services related to the Fund Parties’ administration and operations. CCT II reimburses the Advisor quarterly for expenses necessary to perform services related to CCT II’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that the Fund Parties estimate they would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to each fund based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The boards of directors of each fund review the methodology employed in determining how the expenses are allocated to such Fund Party and the proposed allocation of administrative expenses among each fund and certain affiliates of the Advisor. Each Fund Party’s board of directors or trustees, as applicable, then assesses the reasonableness of such reimbursements for expenses allocated to such Fund Party based on the breadth, depth and quality of such services as compared to the estimated cost to such Fund Party of obtaining similar services from third-party service providers known to be available. In addition, the board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the board of directors compares the total amount paid to the Advisor for such services as a percentage of such Fund Party’s net assets to the same ratio as reported by other comparable BDCs.

The Fund Parties have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by the Fund Parties and performing testing with respect to RIC compliance.

As a BDCs, the Fund Parties are required to comply with certain regulatory requirements. Also, while the Fund Parties are permitted to finance investments using debt, the Fund Parties’ ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, the Fund Parties will adjust their use of debt, according to market conditions, to the level such Fund Party believes will allow it to generate maximum risk-adjusted returns. See “Regulation of the Fund Parties.” The Fund Parties have each elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Investment Types

The Fund Parties primarily focus on the following investment types:

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm. Generally, the Fund Parties’ senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, the Fund Parties expect that the interest rate on their senior secured loans typically will have variable rates over a standard benchmark, such as the prime rate or LIBOR.

Second Lien Secured Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower, which means that any realization of collateral will generally be applied to pay senior secured loans in full before second lien secured loans are paid and the value of the collateral may not be sufficient to repay in full both senior secured loans and second lien secured loans. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, the Fund Parties expect these loans to carry a fixed rate, or a floating current yield over a standard benchmark. In addition, the Fund Parties may receive additional returns from any warrants they may receive in connection with these investments.

Senior Secured Bonds

Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar maturities and covenant structures as senior secured loans. Generally, the Fund Parties expect these investments to carry a fixed rate.

Subordinated Debt

In addition to senior secured loans, second lien secured loans and senior secured bonds, the Fund Parties may invest a portion of their assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. The Fund Parties generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, the Fund Parties expect these securities to carry a fixed rate or a floating current yield over a standard benchmark. In addition, the Fund Parties may receive additional returns from any warrants they may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.

Equity and Equity-Related Securities

While the Fund Parties intend to maintain their focus on investments in debt securities, from time to time, when the Fund Parties see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, they may enter into investments in preferred or common equity, typically in conjunction with a private equity sponsor they believe to be sophisticated and seasoned. In addition, the Fund Parties typically receive the right to make equity investments in a portfolio company whose debt securities it holds in connection with the next equity financing round for that company. This right may provide the Fund Parties with the opportunity to further enhance its returns over time through equity investments in its portfolio companies. In addition, the Fund Parties may hold equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, generally obtained in conjunction with one of their debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In the future, the Fund Parties may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising their right, if any, to require a portfolio company to repurchase the equity-related securities they hold.

Convertible Securities

The Fund Parties may invest in convertible securities, such as bonds, debentures, notes, preferred stocks or other securities that may be converted into, or exchanged for, a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Non-U.S. Securities

The Fund Parties may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies and securities of companies in emerging markets, to the extent permitted by the 1940 Act.

Structured Products

The Fund Parties may invest in structured products, which may include collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, structured notes and credit-linked notes. The issuers of such investment products may be structured as trusts or other types of pooled investment vehicles. Such products may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments.

Derivatives

The Fund Parties may also invest from time to time in derivatives, including total return swaps, interest rate swaps, credit default swaps and foreign currency forward contracts. The Fund Parties anticipate that any use of derivatives would primarily be as a substitute for investing in conventional securities or to hedge potential risk that is identified by the Advisor.

Investments in Private Investment Funds

The Fund Parties may invest in, or wholly own, private investment funds, including hedge funds, private equity funds, limited liability companies, real estate investment trusts and other business entities. In particular, the Fund Parties expect that they may invest in asset-based opportunities through joint ventures, investment platforms or build-ups that provide one or more of the following services: origination or sourcing of potential investment opportunities, due diligence and negotiation of potential investment opportunities and/or servicing, development and management (including turnaround) and disposition of investments. Such investments in joint ventures, platforms and build-ups may be in or alongside existing or newly formed operators, consultants and/or managers that pursue such opportunities and may or may not include capital and/or assets contributed by third party investors. Such investments may include opportunities to direct-finance physical assets, such as airplanes and ships, and/or operating assets, such as financial service entities, as opposed to investment securities, or to invest in origination and/or servicing platforms directly. These asset-based opportunities are expected to offer mezzanine-like structural downside protection as well as asset collateral, and equity-like upside that can be achieved through appreciation at the asset-level or, in the case of platforms, through growth of the enterprise value. Key areas of focus include, without limitation, (i) aircraft, (ii) shipping, (iii) renewables, (iv) real estate, (v) consumer finance, and (vi) energy/infrastructure.

Investments with Third Parties

The Fund Parties may co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment. Such joint venture partners or third party managers may include former personnel of the Advisor or its affiliates or associated persons.

Cash and Cash Equivalents

The Fund Parties may maintain a certain level of cash or equivalent instruments, including money market funds, to make follow-on investments, if necessary, in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, the Fund Parties will require greater returns for securities that they perceive to carry increased risk. The companies in which the Fund Parties invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in many cases, will not be rated by national rating agencies. When the Fund Parties’ targeted debt investments do carry ratings from a NRSRO, the Fund Parties believe that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). To the extent the Fund Parties make unrated investments, they believes that such investments would likely receive similar ratings if they were to be examined by a NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, the Fund Parties’ targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain middle market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, the Fund Parties believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which the Fund Parties’ stockholders will receive a return of value is through interest income, dividends and capital gains generated by the Fund Parties’ investments. In addition to these sources of income, the Fund Parties may receive fees paid by their portfolio companies, including one-time closing fees paid at the time each investment is made. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment. In addition, the Fund Parties may generate revenues in the form of non-recurring commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

The Fund Parties seek to limit the downside potential of their investment portfolios by, among other things:

•	applying their investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates them for credit risk;

•	allocating its portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

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negotiating or seeking debt investments with covenants or features that protect such Fund Party while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

The Fund Parties may also enter into interest rate hedging transactions at the sole discretion of the Advisor. Such transactions will enable such Fund Party to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by the Advisor or its affiliates have spent their careers developing the resources necessary to invest in private companies. The Fund Parties’ current transaction process is highlighted below.

Transaction Process

Sourcing

The relationships of the Advisor and its affiliates provide the Fund Parties with access to a robust and established pipeline of investment opportunities sourced from a variety of different investment channels, including private equity sponsors, non-sponsored corporates, financial advisors, banks, brokers and family offices. In addition, access to KKR & Co.’s Capital Markets and KKR’s Principal Finance strategies provide the Fund Parties with additional origination opportunities.

Evaluation

Screening. Once a potential investment has been identified, the Advisor screens the opportunity and makes a preliminary determination concerning whether to proceed with a more comprehensive deal-level due diligence review.

Pipeline/Risk Update. Upon review of the full deal pipeline, the Advisor raises key risks and issues to determine whether or not an investment meets the Fund Parties’ basic investment criteria and offers an acceptable probability of attractive returns with identifiable downside risk. The objective is for the Advisor to identify a suitable and attractive opportunity for a more comprehensive due diligence review based on the facts and circumstances surrounding the investment.

Deal-level Q&A: After an investment has been identified and preliminary due diligence has been completed, screening memos and a credit research analysis is prepared. These reports are reviewed by the Advisor’s investment committee (the “Investment Committee”), to discuss key diligence and structuring issues. Following the Advisor’s review, the Investment Committee will complete any incremental due diligence prior to formal Investment Committee approval. Though each transaction may involve a somewhat different approach, the Advisor’s diligence of each opportunity could include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

Execution

Following any incremental due diligence, the Investment Committee is presented with a formal recommendation for approval. Once the Investment Committee has determined that the portfolio company is suitable for investment, the Advisor works with the management team of the prospective company to finalize the structure and terms of the investment. The Fund Parties believe that structuring transactions appropriately is a key factor to producing strong investment results. Accordingly, the Fund Parties will actively consider transaction structures and seek to process and negotiate terms that provide the best opportunities for superior risk-adjusted returns.

Post-Investment Monitoring

Portfolio Monitoring. The Advisor monitors the Fund Parties’ portfolios with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, the Advisor works closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, the Fund Parties may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, the Advisor receives financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from the Fund Parties’ portfolio companies. The Advisor uses this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, the Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in each Fund Party’s portfolio. See “Portfolio Asset Quality” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of FSIC II, FSIC III, CCT II or FSIC IV, as applicable, for a description of the conditions associated with each investment rating.

Valuation Process. Each quarter, the Fund Parties value investments in their portfolios, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, the board of directors of each fund determines the fair value of such investments in good faith, utilizing the input of the fund’s valuation committee, the Advisor and any other professionals or materials that the board of directors of such Fund Party deems relevant, including independent third-party pricing services and independent third-party valuation services, if applicable. See “Valuation of Portfolio Investments” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of FSIC II, FSIC III, CCT II and FSIC IV, as applicable.

Managerial Assistance. As a BDCs, the Fund Parties must offer, and provide upon request, managerial assistance to certain of their portfolio companies. This assistance could involve, among other things, monitoring the operations of its portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, the Advisor will provide such managerial assistance on such Fund Party’s behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, each fund, rather than the Advisor, will retain any fees paid for such assistance.

Exit

While the Fund Parties attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing them a means by which they may exit their positions, the Fund Parties expect that a large portion of their portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, the Fund Parties focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of the Fund Parties’ investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Employees

The Fund Parties do not currently have any employees. Each of the Fund Parties’ executive officers is a principal, officer or employee of the Advisor or its affiliates, which manages and oversees the Fund Parties’ investment operations. In the future, the Advisor may retain additional investment personnel based upon its needs.

Facilities

The Fund Parties do not own any real estate or other physical properties materially important to their operation. The Fund Parties’ headquarters are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania, 19112. The Fund Parties believe that their office facilities are suitable and adequate for their business as presently conducted.

Legal Proceedings

Neither the Fund Parties nor the Advisor is currently subject to any material legal proceedings, nor, to the Fund Parties’ knowledge, is any material legal proceeding threatened against the Fund Parties or against the Advisor.

From time to time, the Fund Parties and individuals employed by the Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund Parties’ rights under contracts with their respective portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund Parties do not expect that these proceedings will have a material adverse effect upon its financial condition or results of operations, and FSIC II does not expect that these proceedings would have a material adverse effect upon the financial condition or results of operations of the combined company.

MANAGEMENT OF THE FUND PARTIES

Pursuant to the respective charters and bylaws of the Fund Parties, the Fund Parties’ businesses and affairs are managed under the direction of the board of directors or trustees, as applicable, of such Fund Party. The responsibilities of the boards of directors or trustees, as applicable, include, among other things, the oversight of such Fund Party’s investment activities, oversight of such Fund Party’s financing arrangements and corporate governance activities. The boards of directors of the FS Funds also oversee the quarterly valuation of the respective FS Fund’s assets. Each board of directors or trustees, as applicable, has an audit committee, which is comprised of independent directors, a valuation committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. Although the number of directors or trustees, as applicable, may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director or trustee. Any director or trustee may resign at any time and any director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to cast generally in the election of directors. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or trustees, as applicable, or the death, resignation, adjudicated incompetence or other incapacity of a director or trustee, as applicable, may be filled only by a vote of a majority of the remaining directors or trustees in office.

FS Funds

Board of Directors and Executive Officers

Each of the boards of directors of the FS Funds currently consists of eleven members, nine of whom are not “interested persons” of the FS Funds or the Advisor as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the NYSE. The FS Funds refer to these individuals as the independent directors.

The FS Funds’ directors are divided into three classes, designated Class A, Class B, and Class C. At each annual meeting at which a class of directors term expires, directors of such class are nominated for re-election for a three-year term. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

Directors

Information regarding each of the boards of directors of the FS Funds is set forth below. The FS Funds have each divided the directors into two groups—interested directors and independent directors. The address for each director is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Director Since	Expiration of Term
Interested Directors(1)
Michael C. Forman(2)	58	2011	2020
Todd Builione	45	2018	2019
Independent Directors
Barbara Adams(3)	67	2018	2021
Frederick Arnold	65	2018	2019
Brian R. Ford(4)	70	2018	2021
Richard Goldstein(5)	58	2018	2020
Michael J. Hagan	56	2018	2019
Jerel A. Hopkins(6)	47	2018	2019
Jeffrey K. Harrow(7)	62	2018	2021
James H. Kropp	70	2018	2020
Osagie Imasogie	58	2019	2021

(1)	“Interested person” of the Fund Parties as defined in Section 2(a)(19) of the 1940 Act. Messrs. Builione and Forman are each an “interested person” because of their affiliation with the Advisor.

(2)	Mr. Forman has been a director of FSIC III since 2013 and FSIC IV since 2015.

(3)	Ms. Adams has been a director of FSIC II since 2012.

(4)	Mr. Ford has been a director of FSIC III since 2013.

(5)	Mr. Goldstein has been a director of FSIC II since 2015.

(6)	Mr. Hopkins has been a director of FSIC II since 2013.

(7)	Mr. Harrow has been a director of FSIC III since 2014.

INDEPENDENT DIRECTORS

Name, Address, Age and Position(s) with the Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†

Barbara Adams Age: 67 Director	Term expires in 2021 for each FS Fund; Director of FSIC II since 2012; Director of FSIC III and FSIC IV since 2018

Ms. Adams serves on the board of directors of each of the FS Funds. Ms. Adams served as the executive vice president—legal affairs and general counsel of the Philadelphia Housing Authority from August 2011 to April 2016, and as a trustee of each of the Philadelphia Housing Authority Retirement Income Trust and the Philadelphia Housing Authority Defined Contribution Pension Plan from November 2011 to April 2016. She served as the general counsel of the Commonwealth of Pennsylvania (the “Commonwealth”) from 2005 until January 2011. As general counsel to the Commonwealth, Ms. Adams led a staff of more than 500 lawyers in representing then Pennsylvania Governor Edward G. Rendell and more than 30 executive and independent agencies and commissions in litigation, transactions, regulatory, legislative and criminal justice matters. Prior to her appointment as general counsel to the Commonwealth, Ms. Adams was a partner at the law firm of Duane Morris LLP in Philadelphia, focusing her practice on taxable and tax-exempt public finance, affordable housing development matters, state and local government law, energy law and campaign finance law. Ms. Adams previously served as the policy committee co-chair on housing, in then Governor-elect Edward G. Rendell’s transition team. She is a charter member of the Forum on Affordable Housing and Community Development Law of the American Bar Association, a former member of the National Association of Bond Lawyers, and a member of the Pennsylvania Association of Bond Lawyers and of the American, Pennsylvania and Philadelphia Bar Associations.

She is a past member of the board and secretary of Philadelphia Neighborhood Enterprise, a nonprofit corporation affiliated with The Enterprise Foundation, a past member of the board and treasurer of the Reading Terminal Market, and a past member of the respective boards of the Pennsylvania Association of Bond Lawyers, the Philadelphia Association of Community Development Corporations and the People’s Emergency Center in Philadelphia. Ms. Adams has served on a number of other charitable and public organizations, including a term as commissioner of the Philadelphia Gas Commission, as an advisory board member on the Homeless Advocacy Project of the Philadelphia Bar Association, as a commissioner and secretary of the Independent Charter Commission of the City of Philadelphia and as an advisory board member of The Nuclear World Project. Ms. Adams previously served on the housing policy committees of the respective transition teams of both then Pennsylvania Governor-elect Edward G. Rendell and then Pennsylvania Governor-elect Tom Wolf. Ms. Adams is a graduate of Temple University School of Law and a graduate of Smith College.

The FS Funds’ boards of directors believe that Ms. Adams’ extensive service in the private and public sectors provides her with experience that is beneficial to the FS Funds.

			Four	None

Frederick Arnold Age: 65 Director	Term expires in 2019 for each FS Fund; Director of the FS Funds since 2018

Frederick Arnold serves on the board of directors of each of the FS Funds. Mr. Arnold served as an independent director of Corporate Capital Trust, Inc. from 2011 through CCT’s merger with and into FSK in 2018 and as an independent trustee for CCT II from June 2015 to May 2016. Mr. Arnold serves as a member of the post-emergence board of directors of Lehman Brothers Holdings Inc., a member of the board of directors of Navient Corporation and a member of the board of directors of Syncora Holdings, Ltd. Mr. Arnold has held a series of senior financial positions, and most recently served as chief financial officer of Convergex Group, LLC from July 2015 until May 2017. Previously, Mr. Arnold served as executive vice president, chief financial officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011. He also served as executive vice president of finance for Masonite Corporation, a manufacturing company, from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings Ltd. and as executive vice president of strategic development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Prior to these roles, Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. He also provides pro bono transactional advice to the New York City Investment Partnership. Mr. Arnold received a J.D. from Yale University, M.A. from Oxford University and undergraduate degree, summa cum laude, from Amherst College.

The FS Funds’ boards of directors each believe Mr. Arnold’s extensive leadership experience and financial expertise having been an international investment banker and chief financial officer is beneficial to FS Funds.

			Four	Lehman Brothers Holdings Inc.; Navient Corporation; Syncora Holdings Ltd.; CIFC Corp.; Corporate Capital Trust, Inc.

INDEPENDENT DIRECTORS

Name, Address, Age and Position(s) with the Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†

Brian R. Ford Age: 70 Director	Term expires in 2021 for each FS Fund; Director of FSIC II and FSIC IV since 2018; Director of FSIC III since 2013

Brian R. serves on the board of directors of each of the FS Funds. Mr. Ford retired as a partner of Ernst & Young LLP, a multinational professional services firm, in July 2008, where he was employed since 1971. Mr. Ford currently serves on the board of Clearway Energy, Inc. and AmeriGas Propane, Inc. Mr. Ford was previously the chief executive officer of Washington Philadelphia Partners, LP, a real estate investment company, from July 2008 to April 2010. He also serves on the boards of Drexel University and Drexel University College of Medicine since March 2004 and March 2009, respectively. Mr. Ford received his B.S. in Economics from Rutgers University. He is a Certified Public Accountant.

Mr. Ford’s extensive financial accounting experience and service on the boards of public companies, in the opinion of the boards of directors of each of the FS Funds, provides him with insight which is beneficial to the FS Funds.

			Four	GulfMark Offshore, Inc. Clearway Energy, Inc.; AmeriGas Propane, Inc.; FS Energy Total Return Fund; FS Credit Income Fund; FS Multi-Alternative Income Fund

Richard Goldstein Age: 58 Director	Term expires in 2020 for each FS Fund; Director of FSIC II since 2015; Director of FSIC III and FSIC IV since 2018

Richard I. Goldstein serves on the board of directors of each of the FS Funds. Mr. Goldstein is also a managing director of Liberty Associated Partners, LP (“LAP”) since 2000 and Associated Partners, LP (“AP”) since 2006, both investment funds that make private and public market investments in communications, media, Internet and energy companies. Prior to joining LAP and AP, Mr. Goldstein was vice president of The Associated Group, Inc. (“AGI”), a multi-billion dollar publicly traded owner and operator of communications-related businesses and assets. While at AGI, he assisted in establishing Teligent, Inc., of which he was a director, and was responsible for operating AGI’s cellular telephone operations. Mr. Goldstein is currently a member of the board of directors of Ubicquia LLC and has counseled many early stage companies.

Mr. Goldstein received a Bachelor of Science in Business and Economics from Carnegie Mellon University and received training at the Massachusetts Institute of Technology in Management Information Systems.

Mr. Goldstein has extensive experience as a senior executive and in negotiating investment transactions in a variety of industries. This experience has provided Mr. Goldstein, in the opinion of the boards of directors of each of the FS Funds, with insight which is beneficial to the FS Funds.

			Four	FS Energy and Power Fund

INDEPENDENT DIRECTORS

Name, Address, Age and Position(s) with the Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†

Michael J. Hagan Age: 56 Director and Lead Independent Director	Term expires in 2019 for each FS Fund; Director of the FS Funds since 2018

Michael J. Hagan serves on the board of directors of each of the FS Funds. Mr. Hagan is a co-founder of Hawk Capital Partners, a private equity firm, where he currently serves as managing partner, and has served in such capacity since December 2014. Prior to co-founding Hawk Capital Partners, Mr. Hagan previously served as the President of LifeShield, Inc., or LifeShield, from June 2013 to May 2014, a leading wireless home security company which was acquired by and became a division of DirecTV in 2013. He previously served as the chairman, president and chief executive officer of LifeShield from December 2009 to May 2013. In May 2017, he became a director and majority owner of Lifeshield, which he then sold in February 2019 to ADT. Prior to his employment by LifeShield, Mr. Hagan served as chairman of NutriSystem, Inc., or NutriSystem, from 2002 to November 2008, as chief executive officer of NutriSystem from 2002 to May 2008 and as president of NutriSystem from July 2006 to September 2007. Prior to joining NutriSystem, Mr. Hagan was the co-founder of Verticalnet Inc. (“Verticalnet”) and held a number of executive positions at Verticalnet since its founding in 1995, including chairman of the board from 2002 to 2005, president and chief executive officer from 2001 to 2002, executive vice president and chief operating officer from 2000 to 2001 and senior vice president prior to that time. Mr. Hagan served on the board of directors of NutriSystem from February 2012 to March 2019. Mr. Hagan previously served as a director of NutriSystem from 2002 to November 2008, Verticalnet from 1995 to January 2008 and Actua Corporation (formerly known as ICG Group, Inc.) from June 2007 to February 2018. Mr. Hagan also served as a member of the board of trustees of American Financial Realty Trust from 2003 to June 2007. Mr. Hagan holds a B.S. in Accounting from Saint Joseph’s University, where he currently serves as a Trustee. He is also a Certified Public Accountant (inactive).

Mr. Hagan has significant experience as an entrepreneur and senior executive at public and private organizations. Mr. Hagan also has extensive experience in corporate finance, private equity, financial reporting and accounting and controls. This experience has provided Mr. Hagan, in the opinion of the boards of directors of each of the FS Funds, with insight which is beneficial to the funds.

			Four	Actua, Inc.

Jeffrey K. Harrow Age: 62 Director	Term expires in 2021 for each FS Fund; Director of FSIC II and FSIC IV since 2018; Director of FSIC III since 2014

Jeffrey K. Harrow serves on the board of directors of each of the FS Funds. Mr. Harrow has been chairman of Sparks Marketing Group, Inc. (“Sparks”) since 2001. Mr. Harrow is responsible for both operating divisions of Sparks, which includes Sparks Custom Retail and Sparks Exhibits & Environments, with offices throughout the United States and China. Sparks’ clients include a number of Fortune 500 companies. Prior to joining Sparks, Mr. Harrow served as president and chief executive officer of CMPExpress.com from 1999 to 2000. Mr. Harrow created the strategy that allowed CMPExpress.com to move from a Business-to-Consumer marketplace into the Business-to-Business sector. In 2000, Mr. Harrow successfully negotiated the sale of CMPExpress.com to Cyberian Outpost (NASDAQ ticker: COOL). From 1982 through 1998, Mr. Harrow was the president, chief executive officer and a director of Travel One, a national travel management company. Mr. Harrow was responsible for growing the company from a single office location to more than 100 offices in over 40 cities and to its rank as the 6th largest travel management company in the United States. Under his sales strategy, annual revenues grew from $8 million to just under $1 billion. During this time, Mr. Harrow purchased nine travel companies in strategic cities to complement Travel One’s organic growth. In 1998, Mr. Harrow and his partners sold Travel One to American Express. Mr. Harrow’s past directorships include service as a director of Cherry Hill National Bank, Hickory Travel Systems, Marlton Technologies and the Dean’s Board of Advisors of The George Washington University School of Business. Mr. Harrow is a graduate of The George Washington University School of Government and Business Administration, where he received his B.B.A. in 1979.

Mr. Harrow has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of the boards of directors of each of the FS Funds, provides him with insight which is beneficial to the FS Funds.

			Four	None

INDEPENDENT DIRECTORS

Name, Address, Age and Position(s) with the Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Jerel A. Hopkins Age: 47 Director	Term expires in 2019 for each FS Fund; Director of FSIC II since 2013; Director of FSIC III and FSIC IV since 2018

Jerel A. Hopkins serves on the board of directors of each of the FS Funds. Mr. Hopkins has served as Vice President and Associate General Counsel of Delaware Management Holdings, Inc., a diversified asset management firm and an affiliate of Macquarie, since November 2004. Prior to joining Delaware Management Holdings, Inc., Mr. Hopkins served as an attorney in the corporate and securities department of the law firm Klehr Harrison from January 2000 to November 2004. Mr. Hopkins served as counsel in the division of enforcement and litigation of the Pennsylvania Securities Commission from August 1997 to December 1999 and as lead counsel of the internet fraud unit from January 1999 to December 1999. In addition, Mr. Hopkins served as special counsel on behalf of the Pennsylvania Securities Commission to the North American Securities Administrators Association, Inc. from January 1999 to December 1999. Mr. Hopkins has also served on the board of trustees of the Philadelphia College of Osteopathic Medicine since February 2012. Mr. Hopkins received his B.S. from the Wharton School of the University of Pennsylvania and his J.D. from Villanova University School of Law.

Mr. Hopkins has significant experience in corporate and securities law matters and has served as a member of a number of boards. This experience has provided Mr. Hopkins, in the opinion of the boards of directors of each of the FS Funds, with experience and insight which is beneficial to the FS Funds.

			Four	None

James H. Kropp Age: 70 Director	Term expires in 2020 for each FS Fund; Director of the FS Funds since 2018

James H. Kropp serves on the board of directors of each of the FS Funds. Mr. Kropp served as an independent director of CCT since 2011 until the merger of FS Investment Corporation and CCT and as an independent trustee for CCT II since 2015. Mr. Kropp currently serves as Chief Investment Officer of SLKW Investments LLC, successor to i3 Funds, LLC, a position he has held since 2009 and was Chief Financial Officer of Microproperties LLC from 2012 to March 2019. Since 1998, Mr. Kropp has been a director and member of the Nominating/Corporate Governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the NYSE. Mr. Kropp became an Independent Trustee of NYSE-listed American Homes 4 Rent and Chairman of its Audit Committee at its founding in November 2012. Mr. Kropp received a B.B.A. Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs and a Board Leadership Fellow for the National Association of Corporate Directors.

The boards of directors of each of the FS Funds believe Mr. Kropp’s direct experience with investments as a portfolio manager and registered investment adviser, together with his accounting, auditing and finance expertise, is valuable to the FS Funds.

			Five	None

INDEPENDENT DIRECTORS

Name, Address, Age and Position(s) with the Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†

Osagie Imasogie Age: 58 Director	Term expires in 2021 for each FS Fund; Director of the FS Funds since 2019

Osagie Imasogie serves on the board of directors of each of the FS Funds. Mr. Imasogie has over 30 years of experience in the field of law, finance, business management, healthcare and the pharmaceutical industry. He is a co-founder and the Senior Managing Partner of PIPV Capital, a Private Equity Firm that is focused on the Life Sciences vertical. Prior to co-founding PIPV Capital, Mr. Imasogie conceptualized and established GlaxoSmithKline Ventures and was its founding Vice President. Mr. Imasogie has held senior commercial and R&D positions within pharmaceutical companies such as GSK, SmithKline, DuPont Merck and Endo, where he was the founding General Counsel and SVP for Corporate Development. Mr. Imasogie has also been a Price Waterhouse Corporate Finance Partner as well as a practicing attorney with a leading US law firm.

Mr. Imasogie is a serial entrepreneur and investor. He serves as Chairman and Founder of iLera Healthcare and was also the Founder and Chairman of Iroko Pharmaceuticals, Ception Therapeutics Inc. and Trigenesis Therapeutics Inc. In addition, he serves on the Board of a number of financial institutions such as Haverford Trust and StoneRidge Investment. Mr. Imasogie is a Trustee of the University of Pennsylvania and also a member of the Board of Overseers of the University of Pennsylvania Law School, where he is an Adjunct Professor of Law. Mr. Imasogie also serves on the Board of the Philadelphia Orchestra and the Philadelphia Museum of Art. Mr. Imasogie holds post-graduate degrees from the University of Pennsylvania Law School and the London School of Economics.

Mr. Imasogie has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of the boards of directors of each of the FS Funds, with insight which is beneficial to the FS Funds.

			Four	None

INTERESTED DIRECTORS

Name, Address, Age and Position(s) with Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†

Todd C. Builione Age: 45 President and Director	Term expires in 2019 for each of the FS Funds; Director of the FS Funds since 2018

Todd C. Builione serves as the FS Funds’ and the Advisor’s president, the president of the other BDC’s in the Fund Complex and is a member of the board of directors or trustees, as applicable, of the other BDCs in the Fund Complex. Mr. Builione joined KKR Credit in 2013 and is a member of KKR Credit and president of KKR Credit and Markets. Mr. Builione also serves on KKR Credit’s Investment Management and Distribution Committee and its Risk and Operations Committee. Prior to joining KKR Credit, Mr. Builione spent nine years at Highbridge Capital Management, serving as president of the firm, chief executive officer of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the board of directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR Credit in 2015. Mr. Builione also serves on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the board of directors of the Pingry School.

Mr. Builione has extensive experience and familiarity with the markets in which the FS Funds primarily invest, along with significant knowledge and prior experience in the management of large businesses in the areas that the FS Funds operate in, and portfolio risk management and analytics. The boards of directors of each of the FS Funds believe Mr. Builione’s experience and his positions as the funds’ and the Advisor’s president make him a significant asset to the FS Funds.

			Five	None

INTERESTED DIRECTORS

Name, Address, Age and Position(s) with Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†

Michael C. Forman Age: 58 Chairman of the Board and Chief Executive Officer	Term expires in 2020 for each FS Fund; Director of FSIC II since 2011; Director of FSIC III since 2013; Director of FSIC IV since 2015

Michael C. Forman is chairman and chief executive officer of FS Investments and has been leading each of the FS Funds since their respective foundings. He has served as the chairman and chief executive officer of the Advisor since its inception. Mr. Forman also currently serves as chairman, president and/or chief executive officer of certain of the BDCs in the Fund Complex and the other funds sponsored by FS Investments. Prior to founding FS Investments, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP (“Klehr Harrison”). In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Franklin Institute, Drexel University and the Philadelphia Center City District Foundation. He is also Chairman of Vetri Community Partnership. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including the Advisor.

The boards of directors of the FS Funds believe Mr. Forman’s experience and his positions as the funds’ and the Advisor’s chief executive officer make him a significant asset to the funds.

			Four	FS Energy and Power Fund; FS Global Credit Opportunities Fund; FS Credit Real Estate Income Trust; FS Credit Income Fund; FS Energy Total Return Fund; FS Series Trust; FS Multi-Alternative Income Fund

‡

Includes directorships held in (1) any investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act and (3) any company subject to the requirements of Section 15(d) of the Exchange Act, in each case, other than with respect to companies in the Fund Complex.

(1)	The address for each director is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)	Directors serve until the expiration of their respective term and until his or her successor is duly elected and qualified.

(3)	“Interested person” as defined in Section 2(a)(19) of the 1940 Act. Messrs. Forman and Builione are each an “interested person” because of their affiliation with the Advisor.

CCT II

Information about the CCT II Board and Executive Officers

Pursuant to the CCT II Bylaws, the number of trustees on the CCT II Board may not be fewer than one, the minimum number required by applicable law. Each trustee is elected annually for a term of one year, and serves until the next annual meeting of shareholders and until their successors are duly elected and qualified. At each annual meeting of CCT II’s shareholders, the successors to the class of trustees whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the year following the year of their election.

The CCT II Board is currently composed of four trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of CCT II or the Advisor. These individuals are referred to as the “CCT II Independent Trustees.” Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years has had, a material business or professional relationship with CCT II. Members of the CCT II Board that are not independent trustees are referred to as the “CCT II Interested Trustees.” Based upon information requested from each trustee concerning their background, employment and affiliations, the CCT II Board has affirmatively determined that none of the CCT II

Independent Trustees has, or within the last two years has had, a material business or professional relationship with CCT II or the Advisor.

Name	Age	Trustee Since	Expiration of Term
Interested Trustee
Todd C. Builione	45	2017	2019
Independent Trustees
James H. Kropp	70	2015	2019
Mark D. Linsz	55	2016	2019
Thomas W. Morgan	49	2016	2019

INDEPENDENT TRUSTEES

Name, Address, Age and Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Director During the Past Five Years

James H. Kropp Age: 70 Trustee	Term expires in 2019; Trustee since 2015

James H. Kropp serves as an independent trustee on the CCT II Board. He also serves on the board of directors of FSIC II, FSIC III and FSIC IV. Mr. Kropp served as an independent director of CCT since 2011 until the merger of FS Investment Corporation and CCT and as an independent trustee for CCT II since 2015. Mr. Kropp currently serves as Chief Investment Officer of SLKW Investments LLC, successor to i3 Funds, LLC, a position he has held since 2008. He is also Chief Financial Officer of Microproperties LLC, where he has served in this capacity since 2011. He was the interim Chief Financial Officer of TaxEase LLC, a property tax lender and tax lien investor from 2010 to February 2012. Since 1998, Mr. Kropp has been a director, Chairman of the Compensation Committee and Member of the Nominating/Corporate Governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the NYSE. Mr. Kropp became an Independent Trustee of NYSE-listed American Homes 4 Rent and Chairman of its Audit Committee at its founding in November 2012. Mr. Kropp received a B.B.A. Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs.

Mr. Kropp has been selected as an independent trustee because of his prior experience on several investment fund committees. The CCT II Board believes his experience with investments as a portfolio manager and registered investment adviser, together with his accounting, auditing and finance expertise, is valuable to the fund.

			Five	FS KKR Capital Corp.

INDEPENDENT TRUSTEES

Name, Address, Age and Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Trustee	Other Public Directorships Held by Director During the Past Five Years

Mark D. Linsz Age: 55 Trustee	Term expires in 2019; Trustee since 2016

Mark D. Linsz serves as an independent trustee on the CCT II Board. Mr. Linsz currently serves as co-founder and senior managing partner of My Next Season, an organization designed to help corporate executives transition from long, successful corporate careers to their next phase of life. Mr. Linsz also held a series of senior financial positions at Bank of America from 1998 to 2014, most recently serving as CFO Risk Executive from 2013 to 2014 and Corporate Treasurer from 2009 to 2013. Previously, Mr. Linsz served as Bank of America’s Global Markets Risk Executive from 2007 to 2009 and as Chief Risk Officer for Europe, the Middle East, Africa and Asia from 2005 to 2008. Prior to 2005, Mr. Linsz also served as Bank of America’s Capital Markets Risk Executive and Head of Compliance for the Global Corporate and Investment Bank. Mr. Linsz began his career with Chicago Research and Trading Group (CRT) in 1987. Prior to being purchased by NationsBank, he was the head of Market Risk for CRT and continued these responsibilities at NationsBanc-CRT until 1998. Mr. Linsz previously served on the board of directors of the Deposit Trust and Clearing Corporation from 2013 to 2014 and on the board of directors of BlackRock Corporation from 2009 to 2011. Mr. Linsz received an undergraduate degree from National Louis University.

Mr. Linsz was selected as one of the three CCT II Independent Trustees because of his prior board experience and financial expertise.

			One	Deposit Trust and Clearing Corporation

Thomas W. Morgan Age: 49 Trustee	Term expires in 2019; Trustee since 2016

Thomas W. Morgan serves as an independent trustee on the CCT II Board. Mr. Morgan has been a private equity professional for over 25 years. Mr. Morgan currently is Head of Strategic Capital for Magnetar Capital LLC. Magnetar Strategic Capital is a private equity unit dedicated to investing in the management companies of mid-market private equity firms (“GP Stakes”). Prior to joining Magnetar, he had Co-Founded Hycroft Capital, one of the first private equity firms focusing on GP Stakes. Prior to Hycroft, Mr. Morgan had been a Managing Director at New Mountain Capital, having joined New Mountain Capital near inception in 2000 until 2015. In his 15 years with the firm, he held numerous senior investing and administrative roles including extensive work with New Mountain Capital’s credit platform, a publicly-traded BDC named New Mountain Finance Corp (NYSE:NMFC). Prior to New Mountain Capital, Mr. Morgan was an investment professional with Bain Capital, Inc. from 1994-2000. Mr. Morgan began his career as an investment banker at CS First Boston, first in credit structured products and later in mergers and acquisitions. Mr. Morgan has a B.A. in History and Political Science, magna cum laude, from Williams College and an M.B.A. from Harvard Business School.

Mr. Morgan was selected as one of the three CCT II Independent Trustees because of his prior leadership experience and financial expertise.

			One	None

INTERESTED TRUSTEES

Name, Address, Age and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years

Todd C. Builione Age: 45 Trustee	Terms expires in 2019; Trustee since 2017

Todd C. Builione serves as CCT II’s and the Advisor’s president, the president of the other BDCs in the Fund Complex and is a member of the board of directors or trustees, as applicable, of the other BDCs in the Fund Complex. Mr. Builione joined KKR Credit in 2013 and is a member of KKR Credit and president of KKR Credit and Markets. Mr. Builione also serves on KKR Credit’s Investment Management and Distribution Committee and its Risk and Operations Committee. Prior to joining KKR Credit, Mr. Builione spent nine years at Highbridge Capital Management, serving as president of the firm, chief executive officer of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the board of directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR Credit in 2015. Mr. Builione also serves on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the board of directors of the Pingry School.

Mr. Builione has extensive experience and familiarity with the markets in which CCT II primarily invests, along with significant knowledge and prior experience in the management of large businesses in the areas that CCT II operates in, and portfolio risk management and analytics. The CCT II Board believes Mr. Builione’s experience and his positions as the Fund Parties’ and the Advisor’s president make him a significant asset to the fund.

			Five	None

Risk Oversight and Board Structure

Boards’ Role in Risk Oversight

Through its direct oversight role, and indirectly through its committees, the board of directors or trustees, as applicable, of each Fund Party performs a risk oversight function for such Fund Party, consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the funds; (2) reviewing and approving, as applicable, compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) overseeing the investment valuation process via the fund’s valuation committee that operates pursuant to authority assigned to it by the board of directors or trustees, as applicable,; (5) meeting, or reviewing reports prepared by the representatives of key service providers, including the fund’s investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the fund’s activities and to provide direction with respect thereto; (6) reviewing periodically, and at least annually, the fund’s fidelity bond, directors and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; (7) overseeing the fund’s accounting and financial reporting processes, including supervision of the fund’s independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues; and (8) overseeing the services of the fund’s chief compliance officer to test its compliance procedures and its service providers.

The boards of directors or trustees, as applicable, of the Fund Parties also perform risk oversight responsibilities with the assistance of such Fund Party’s chief compliance officer. The boards of directors or trustees, as applicable, each receive a quarterly report from such Fund Party’s chief compliance officer, who reports on, among other things, such Fund Party’s compliance with applicable securities laws and its internal compliance policies and procedures. In addition, the fund’s chief compliance officer prepares a written report annually evaluating, among other things, the adequacy and effectiveness of the compliance policies and procedures of the fund and certain of its service providers. Each Fund Party’s chief compliance officer’s report, which is reviewed by the applicable board of directors or trustees, as applicable, addresses at a minimum:

(1) the operation and effectiveness of the compliance policies and procedures of the fund and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for changes to such policies and procedures as a result of the fund’s chief compliance officer’s annual review; and (4) any material compliance matters that have occurred since the date of the last report about which the applicable board of directors or trustees, as applicable, would reasonably need to know to oversee such Fund Party’s compliance activities and risks. Each of the Fund Parties’ chief compliance officer also meets separately in executive session with the independent directors of such Fund Party at least once each year. In addition to compliance reports from each fund’s chief compliance officer, the applicable board of directors or trustees, as applicable, of the Fund Parties also receives reports from legal counsel to such Fund Party regarding regulatory compliance and governance matters.

Board Composition and Leadership Structure

FS Funds

Mr. Forman, who is an “interested person” of the FS Funds as defined in Section 2(a)(19) of the 1940 Act, serves as both the chief executive officer of the FS Funds and chairman of the board of directors of each of the FS Funds. The boards of directors of the FS Funds each believe that Mr. Forman, as co-founder and chief executive officer of the funds, is the director with the most knowledge of the funds’ business strategy and is best situated to serve as chairman of the boards of directors. Each of the charters of the FS Funds, as well as regulations governing BDCs generally, require that a majority of the board of directors be persons other than “interested persons” of the funds, as defined in Section 2(a)(19) of the 1940 Act.

While none of the FS Funds currently have a policy mandating a lead independent director, the boards of directors of the FS Funds each believe that having an independent director fill the lead director role is appropriate. The lead independent director, among other things, works with the chairman of the board in the preparation of the agenda for each board meeting and in determining the need for meetings of the board, chairs any meeting of the independent directors in executive session, facilitates communications between other members of the board and the chairman of the board and/or the chief executive officer and otherwise consults with the chairman of the board and/or the chief executive officer on matters relating to corporate governance and board performance. The lead independent director of each of the FS Funds is currently Michael J. Hagan.

The boards of directors of the FS Funds have each concluded that the structure of its respective board of directors is appropriate given the current size and complexity of such Fund Party and the extensive regulation to which such Fund Party is subject as a BDC.

CCT II

CCT II’s business and affairs are managed under the direction of the CCT II Board. Among other things, the CCT II Board sets broad policies for CCT II and approves the appointment of CCT II’s investment advisors, administrator and officers. The role of the CCT II Board, and of any individual trustee, is one of oversight and not of management of CCT II’s day-to-day affairs.

Under CCT II’s Bylaws, the CCT II Board may designate one of the CCT II trustees as chair to preside over meetings of the CCT II Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the CCT II Board. CCT II believes that the CCT II Board’s flexibility to determine its chair and reorganize its leadership from time to time is in the best interests of CCT II and its shareholders. Presently, Mr. Builione serves as chairman of the CCT II Board and is an “interested person” by virtue of being CCT II’s chief executive officer and his employment with KKR Credit. CCT II believes that this creates a firm link between management and the CCT II Board and provides unified leadership for carrying out CCT II’s strategic initiatives and business plans. The CCT II Board has determined that the compositions of the audit committee, nominating and governance committee and the CCT II Independent Trustee committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person of CCT II. The CCT II Board, which reviews its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of CCT II.

All of the CCT II Independent Trustees play an active role on the CCT II Board. The CCT II Independent Trustees compose a majority of the CCT II Board and will be closely involved in all material deliberations related to CCT II. The CCT II Board believes that, with these practices, each CCT II Independent Trustee has an equal involvement in the actions and oversight role of the CCT II Board and equal accountability to CCT II and its shareholders. The CCT II Independent Trustees are expected to meet separately (i) as part of each regular CCT II Board meeting, and (ii) with CCT II’s chief compliance officer, as part of at least one CCT II Board meeting each year. The CCT II Independent Trustee committee may hold additional meetings at the request of any CCT II Independent Trustee.

Board Meetings and Attendance

FSIC II

The FSIC II Board met nine times during the fiscal year ended December 31, 2018, including four regular quarterly meetings. Each director then in office attended at least 75% of all meetings of the FSIC II Board held during 2018. FSIC II does not have a formal policy regarding director attendance at an annual meeting of stockholders. None of the directors then in office attended the 2018 annual meeting of stockholders.

FSIC III

The FSIC III Board met nine times during the fiscal year ended December 31, 2018, including four regular quarterly meetings. Each director then in office attended at least 75% of all meetings of the FSIC III Board held during 2018. FSIC III does not have a formal policy regarding director attendance at an annual meeting of stockholders. None of the directors then in office attended the 2018 annual meeting of stockholders.

CCT II

The CCT II Board met eight times during the fiscal year ended December 31, 2018, including four regular quarterly meetings. Each director then in office attended at least 75% of all meetings of the CCT II Board held during 2018. CCT II does not have a formal policy regarding director attendance at an annual meeting of stockholders. None of the directors then in office attended the 2018 annual meeting of stockholders.

FSIC IV

The FSIC IV Board met eight times during the fiscal year ended December 31, 2018, including four regular quarterly meetings. Each director then in office attended at least 75% of all meetings of the FSIC IV Board held during 2018. FSIC IV does not have a formal policy regarding director attendance at an annual meeting of stockholders. None of the directors then in office attended the 2018 annual meeting of stockholders.

Committees of the Boards of Directors

Audit Committees

Each of the boards of directors or trustees, as applicable, of the Fund Parties have each established an audit committee that operates pursuant to a charter and consists of three members, including a chairman of such audit committee. The audit committee members of each of the FS Funds are Messrs. Ford (Chairman), Kropp and Imasogie. The boards of directors of the FS Funds have determined that Messrs. Ford and Kropp are “audit committee financial experts” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The audit committee members of CCT II are Messrs. Kropp, Linsz and Morgan. The CCT II Board has determined that Mr. Kropp is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act.

The primary function of each of the audit committees is to oversee the integrity of the fund’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The audit committee is responsible for selecting, engaging and discharging the fund’s independent accountants, reviewing the plans, scope and results of the audit engagement with the fund’s independent accountants, approving professional services provided by the fund’s independent accountants (including compensation therefor) and reviewing the independence of the fund’s independent accountants. The audit committee charter can be accessed on the Investor Relations portion of the funds’ website at www.fsinvestments.com. The audit committee of FSIC II held five meetings during the fiscal year ended December 31, 2018. Each member of the audit committee of FSIC II attended all of the meetings held during 2018. The audit committee of FSIC III held five meetings during the fiscal year ended December 31, 2018. Each member of the audit committee of FSIC III attended all of the meetings held during 2018. The audit committee of CCT II held seven meetings during the fiscal year ended December 31, 2018. Each member of the audit committee of CCT II attended at least 75% of the meetings held during 2018. The audit committee of FSIC IV held five meetings during the fiscal year ended December 31, 2018. Each member of the audit committee of FSIC IV attended at least 75% of the meetings held during 2018.

Valuation Committees

The valuation committee of each of the FS Funds establishes guidelines and makes recommendations to the applicable board of directors or trustees, as applicable, regarding the valuation of such Fund Party’s investments. The members of the valuation committee of the FS Funds are Ms. Adams and Messrs. Kropp (Chairman), Hopkins, Goldstein and Imasogie, all of whom are independent. The valuation committee of FSIC II held five meetings during the fiscal year ended December 31, 2018. Each member of the Valuation Committee of FSIC II attended all of the meetings held during 2018. The valuation committee of FSIC III held five meetings during the fiscal year ended December 31, 2018. Each member of the Valuation Committee of FSIC III attended at least 75% of the meetings held during 2018. The valuation committee of FSIC IV held five meetings during the fiscal year ended December 31, 2018. Each member of the Valuation Committee of FSIC IV attended all of the meetings held during 2018. The valuation committee charter can be accessed on the Investor Relations portion of the funds’ website at www.fsinvestments.com.

CCT II does not have a valuation committee.

Nominating and Corporate Governance Committees

The nominating and corporate governance committee of each of the Fund Parties selects and nominates directors or trustees, as applicable, for election by stockholders, selects nominees to fill vacancies on the applicable board of directors or trustees, as applicable, or trustees, or a committee thereof, develops and recommends to the board of directors or trustees, as applicable, a set of corporate governance principles and oversees the evaluation of the directors or trustees, as applicable. The members of the nominating and corporate governance committee of the FS Funds are Messrs. Harrow (Chairman), Hagan, and Hopkins, each of whom are independent. The nominating and corporate governance committee of FSIC II held two meetings during the fiscal year ended December 31, 2018. Each member of the nominating and corporate governance committee of FSIC II attended all of the meetings held during 2018. The nominating and corporate governance committee of FSIC III held two meetings during the fiscal year ended December 31, 2018. Each member of the nominating and corporate governance committee of FSIC III attended all of the meetings held during 2018. The nominating and corporate governance committee of FSIC IV held two meetings during the fiscal year ended December 31, 2018. Each member of the nominating and corporate governance committee of FSIC IV attended all of the meetings held during 2018.

The members of the nominating and corporate governance committee of CCT II are Messrs. Kropp, Linsz and Morgan, each of whom are independent. The nominating and corporate governance committee of CCT II held no meetings during the fiscal year ended December 31, 2018.

When nominating director or trustee, as applicable, candidates, the nominating and corporate governance committees take into consideration such factors as it deems appropriate in accordance with its charter. Among the qualifications considered in the selection of candidates, the nominating and corporate governance committees considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the nominating and corporate governance committee considers appropriate in the context of the needs of the applicable board of directors or trustees, as applicable, including, when applicable, to enhance the ability of the board of directors or trustees, as applicable, or committees of the board of directors or trustees, as applicable, to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard including, but not limited to, the 1940 Act, rules promulgated by the SEC. Each of the director and trustee nominees, as applicable, was approved by the members of the nominating and corporate governance committee and the entire board of directors or trustees, as applicable, of the applicable Fund Party.

The nominating and corporate governance committee considers candidates suggested by its members and other board members, as well as such Fund Party’s management and stockholders. A stockholder of a Fund Party who wishes to recommend a prospective nominee for the board must provide notice to the secretary of such Fund Party in accordance with the requirements set forth in the bylaws of such Fund Party. Nominees for director or trustee, as applicable, who are recommended by stockholders will be evaluated in the same manner as any other nominee for director. The nominating and corporate governance committee charter for each fund is available on the Investor Relations portion of the funds’ website at www.fsinvestments.com.

Communications Between Interested Parties and the Fund Parties’ Boards of Directors or Trustees, as applicable

The boards of directors or trustees, as applicable, of the Fund Parties welcome communications from interested parties. Interested parties may send communications to the applicable board of directors or trustees, as applicable, or to any particular director or trustee to the following address: 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Interested parties should indicate clearly which Fund Party the communication is directed to and the director(s) or trustee(s) to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s) or trustee(s).

Information about Executive Officers Who Are Not Directors or Trustees, as applicable

The following table sets forth certain information regarding the executive officers of each of the Fund Parties who are not directors or trustees, as applicable, of the Fund Parties. Each executive officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Name, Address and Age(1)	Position(s) with the Fund Parties	Length of Time Served	Principal Occupation(s) During Past Five Years
William Goebel Age: 45	Chief Financial Officer, Treasurer	Since 2011

William Goebel has served as FSIC II’s chief financial officer since September 2016 and previously as its chief financial officer from July 2011 to September 2014. Mr. Goebel has served as the Acquired Funds’ chief financial officer and treasurer since April 2018. Mr. Goebel also serves as chief financial officer for the other BDCs in the Fund Complex and certain other funds sponsored by FS Investments. Prior to joining FS Investments, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of RICs, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Goebel serves on the board of directors of Philadelphia Reads (and serves as treasurer and chairs the audit committee of that board).

Daniel Pietrzak Age: 44	Chief Investment Officer	Since 2018

Daniel Pietrzak has served as the chief investment officer of the Fund Parties since April 2018. Mr. Pietrzak also currently serves as the chief investment officer of the other BDCs in the Fund Complex. Mr. Pietrzak joined KKR Credit in 2016 and is a Member of KKR Credit and the Co-Head of Private Credit. Mr. Pietrzak is a portfolio manager for KKR Credits private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR Credit, Mr. Pietrzak was a Managing Director and the Co-Head of Deutsche Banks Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at PricewaterhouseCoopers in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

Stephen S. Sypherd Age: 42	Secretary, General Counsel	Since 2013	Stephen S. Sypherd has served as the secretary of FSIC II and FSIC III since January 2013 and as the general counsel of FSIC II and FSIC III since April 2018. Mr. Sypherd has served as FSIC IV’s secretary since February 2015 and as its general counsel since April 2018. Mr. Sypherd has served as CCT II’s secretary and general counsel since April 2018. He previously served as the funds’ vice president and treasurer. Mr. Sypherd also currently serves as the general counsel, vice president, treasurer and/or secretary of the other BDCs in the Fund Complex and the other funds sponsored by FS Investments. Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments. Prior to joining FS Investments, Mr. Sypherd served for

Name, Address and Age(1)	Position(s) with the Fund Parties	Length of Time Served	Principal Occupation(s) During Past Five Years

eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committees of that board).

James F. Volk Age: 56	Chief Compliance Officer	Since 2015	James F. Volk has served as the chief compliance officer of the FS Funds since April 2015. Mr. Volk has served as CCT II’s chief compliance officer since 2018. Mr. Volk also serves as the chief compliance officer of the other BDCs in the Fund Complex and the other funds sponsored by FS Investments. He is responsible for all compliance and regulatory issues affecting us and the foregoing companies. Before joining FS Investments and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PricewaterhouseCoopers. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting.

(1)	The address for each officer is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Michael C. Forman serves as chairman and chief executive officer of the Fund Parties but is not a trustee of CCT II. See Management of the Fund Parties for additional information regarding Michael Forman.

Code of Ethics

Each of the Fund Parties have adopted a code of business conduct and ethics (as amended and restated, the “Code of Business Conduct and Ethics”) pursuant to Rule 17j-1 promulgated under the 1940 Act, which applies to, among others, its officers, including its chief executive officer and its chief financial officer, as well as the members of such Fund Party’s board of directors or trustees, as applicable. Each fund’s Code of Business Conduct and Ethics can be accessed via the Investor Relations portion of the funds’ website at www.fsinvestments.com. In addition, the Code of Business Conduct and Ethics for each of the Fund Parties is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Fund Parties each intend to disclose any amendments to or waivers of required provisions of the Code of Business Conduct and Ethics on Form 8-K, as required by the Exchange Act and the rules and regulations promulgated thereunder.

Compensation Discussion and Analysis

Each of the Fund Parties’ executive officers do not receive any direct compensation from the Fund Parties. The Fund Parties do not currently have any employees and do not expect to have any employees. As externally managed BDCs, services necessary for the Fund Parties’ businesses are provided by individuals who are employees of the Advisor or its affiliates or by individuals who are contracted by the Advisor, the funds or their respective affiliates to work on behalf of the funds pursuant to the terms of such Fund Party’s investment advisory agreement and administration agreement. Each of the funds’ executive officers is an employee of the Advisor or its affiliates and the day-to-day investment operations and administration of the funds’ portfolios are managed by the Advisor. In addition, the Fund Parties reimburse the Advisor for its allocable portion of expenses incurred by the Advisor in performing its obligations under such Fund Party’s investment advisory agreement and administration agreement.

Each of the Fund Parties’ investment advisory agreement and administration agreement provide that the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor, and the Advisor shall be held harmless for any loss or liability suffered by such Fund Party, arising out of the performance of any of its duties or obligations under such Fund Party’s investment advisory agreement or administration agreement, respectively, or otherwise as such Fund Party’s investment adviser or administrator, respectively; provided, however, that the Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under such Fund Party’s investment advisory agreement or administration agreement, as applicable.

Director Compensation

None of the Fund Parties pay compensation to their directors or trustees, as applicable, who also serve in an executive officer capacity for such Fund Party or the Advisor. The Fund Parties’ directors or trustees who do not also serve in an executive officer capacity for the Fund Parties or the Advisor are entitled to receive annual cash retainer fees and certain fees for serving as a committee chairperson. These directors for the FS Funds are Ms. Adams and Messrs. Arnold, Ford, Goldstein, Hopkins, Hagan, Harrow, Kropp and Imasogie. Mr. Hagan also receives an annual retainer for his service as lead independent director of each of the FS Funds. These trustees for CCT II are Messrs. Kropp, Linsz and Morgan. There are no pensions or retirement benefits to the independent directors at this time.

Amounts payable under these fee arrangements for the FS Funds are determined and paid quarterly in arrears as set forth below and are shared pro rata by the FS Funds and FSK based on assets under management.

Amount
Annual Board Retainer	$160,000
Annual Lead Independent Director Retainer	$30,000
Annual Committee Chair Retainers
Audit Committee	$25,000
Valuation Committee	$25,000
Nominating and Corporate Governance Committee	$15,000

The boards of directors of the FS Funds are currently considering revisions to the director fee arrangement to reflect that the same directors serve on the boards of directors of multiple Fund Parties.

CCT II’s independent trustees are entitled to receive annual compensation of $100,000, paid quarterly. Each independent trustee serves as chairman of one of the committees of the CCT II Board. There are no pensions or retirement benefits to the independent trustees at this time. CCT II will also reimburse each of the independent trustees for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings.

The Fund Parties will each also reimburse each of the above directors or trustees, as applicable, for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person board meeting and each in-person board committee meeting not held concurrently with a board meeting.

The table below sets forth the compensation received by each current and former director or trustee, as applicable, from (i) each Fund Party and (ii) all of the companies in the Fund Complex, including the applicable Fund Party, in the aggregate, in each case, for service during the fiscal year ended December 31, 2018. The directors and trustees, as applicable, of the Fund Parties do not receive any retirement benefits from the funds.

FS Funds

Name of Director	Fees Earned or Paid in Cash by FSIC II	Total Compensation from FSIC II	Fees Earned or Paid in Cash by FSIC III	Total Compensation from FSIC III	Fees Earned or Paid in Cash by FSIC IV	Total Compensation from FSIC IV	Total Compensation from the Fund Complex
Barbara Adams(5)(7)	$139,000	$139,000	—	—	—	—	$139,000
Frederick Arnold(1)(5)(7)	—	—	—	—	—	—	—
Todd Builione	—	—	—	—	—	—	—
Michael C. Forman	—	—	—	—	—	—	—
Brian R. Ford(1)	—	—	$160,000	$160,000	—	—	$160,000
Richard Goldstein(5)(7)	$139,000	$139,000	—	—	—	—	$139,000
Michael J. Hagan(1)(5)(7)	—	—	—	—	—	—	$166,000
Jeffrey K. Harrow(1)(7)	—	—	$181,500	$181,500	—	—	$337,500
Jerel A. Hopkins(5)(7)	$135,000	$135,000	—	—	—	—	$135,000
James H. Kropp(1)(5)(7)	—	—	—	—	—	—	$91,027
Osagie Imasogie(10)	—	—	—	—	—	—	—

Former Directors:
David Adelman(2)(8)	—	—	—	—	—	—	—
James W. Brown(6)	N/A	N/A	$136,000	$136,000	N/A	N/A	$136,000
Stephen T. Burdumy(3)	$135,000	$135,000	N/A	N/A	N/A	N/A	$135,000
M. Walter D’Alessio(9)	N/A	N/A	N/A	N/A	$79,000	$79,000	$79,000
Barbara J. Fouss(9)	N/A	N/A	N/A	N/A	$89,000	$89,000	$89,000
Thomas J. Gravina(8)	N/A	N/A	N/A	N/A	$39,750	$39,750	$92,250
Michael J. Heller(2)	$58,250	$58,250	$53,500	$53,500	N/A	N/A	$165,250
Daniel J. Hilferty(6)	N/A	N/A	$131,000	$131,500	N/A	N/A	$131,000
Steven D. Irwin(6)	N/A	N/A	$145,000	$145,000	N/A	N/A	$145,000
Robert E. Keith, Jr.(3)	$141,000	$141,000	N/A	N/A	N/A	N/A	$141,000
Marc Lederman(9)	N/A	N/A	N/A	N/A	$94,000	$94,000	$94,000
Paul Mendelson(3)	$164,000	$164,000	N/A	N/A	N/A	N/A	$164,000
Robert N.C. Nix, III(6)	N/A	N/A	$140,000	$140,000	N/A	N/A	$140,000
Gregory S. Rost(9)	N/A	N/A	N/A	N/A	$76,000	$76,000	$76,000
Judah C. Sommer(9)	N/A	N/A	N/A	N/A	$75,827	$75,827	$75,827
Peter G. Stanley(6)	N/A	N/A	$144,000	$144,000	N/A	N/A	$144,000
John E. Stuart(9)	$166,000	$166,000	N/A	N/A	$109,000	$109,000	$275,000
Scott J. Tarte(3)	$159,000	$159,000	N/A	N/A	N/A	N/A	$159,000
Joseph P. Ujobai(4)	—	—	—	—	—	—	$144,000

(1)	Messrs. Arnold, Ford, Hagan, Harrow, Kropp and Ujobai joined the FSIC II Board and FSIC III Board on December 3, 2018.

(2)	Messrs. Adelman and Heller each resigned from the FSIC II Board and FSIC III Board, effective as of April 9, 2018.

(3)	Messrs. Burdumy, Keith, Mendelson, Stuart, and Tarte each resigned from the FSIC II Board, effective as of December 3, 2018.

(4)	Mr. Ujobai joined the boards of directors of each of the FS Funds on December 3, 2018 and resigned from the boards of directors of each of the FS Funds, effective as of March 14, 2019.

(5)	Messrs. Arnold, Goldstein, Hagan, Hopkins, Kropp and Ms. Adams joined the FSIC III Board on December 3, 2018.

(6)	Messrs. Brown, Hilferty, Irwin, Nix and Stanley each resigned from the FSIC III Board, effective as of December 3, 2018.

(7)	Messrs. Arnold, Ford, Goldstein, Hagan, Harrow, Hopkins, Kropp and Ms. Adams joined the FSIC IV Board on December 3, 2018.

(8)	Messrs. Adelman and Gravina each resigned from the FSIC IV Board, effective as of April 9, 2018.

(9)	Messrs. D’Alessio, Lederman, Rost, Sommer, Stuart and Ms. Fouss each resigned from the FSIC IV Board, effective as of December 3, 2018.

(10)	Mr. Imasogie joined the boards of directors of each of the FS Funds on July 8, 2019.

CCT II

Name of Trustee	Fees Earned or Paid in Cash	Total Compensation	Total Compensation from the Fund Complex
Interested Trustee:
Todd C. Builione(1)	—	—	—
Independent Trustees:
James H. Kropp(2)	$91,027	$91,027	$91,027
Mark D. Linsz	$91,027	$91,027	$91,027
Thomas W. Morgan	$91,027	$91,027	$91,027

(1)	Mr. Builione joined the board of trustees in 2018 and does not receive fees.

(2)	Mr. Kropp also received $185,000 in 2018 for serving as an independent director of Corporate Capital Trust, Inc., which was acquired by FSK.

Portfolio Management

Investment Personnel

The management of each FS Fund’s investment portfolio is the responsibility of the Investment Committee, which is comprised of four appointees of FS Investments (currently Sean Coleman, Brian Gerson, Michael Kelly and Drew O’Toole) and four appointees of KKR Credit (currently Todd Builione, Daniel Pietrzak, Ryan Wilson and Catherine Madigan). The Advisor is jointly operated by an affiliate of FS Investments and by KKR Credit. The Investment Committee must unanimously approve each new investment that each FS Fund makes. The members of the Investment Committee are not employed by the FS Funds and receive no compensation from the FS Funds in connection with their portfolio management activities.

Below is biographical information relating to the Investment Committee. For more information regarding the business experience of Messrs. Builione and Pietrzak, see “Management of the Fund Parties—Board of Directors and Executive Officers.”

Sean Coleman is the chief credit officer of FS Investments. Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending, with specific expertise in lending through BDCs. Mr. Gerson served as FSIC II’s president from December 2017 to April 2018. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Michael Kelly has served as president of FS Investments since July 2017. Mr. Kelly has also served as chief investment officer of FS Investments since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Drew O’Toole is an executive director of FS Investments and is one of the persons responsible for portfolio management and the oversight of fund administration and operations. Previously, Mr. O’Toole was a director of the corporate strategy at FS Investments. His responsibilities were primarily focused on the design, analysis and implementation of key firm strategic initiatives. Prior to FS Investments, he worked in various roles at Cambridge Associates LLC, an institutional investment advisory and consulting firm. He was primarily responsible for aiding in the construction of private alternative investment portfolios and the diligence of underlying fund managers. Mr. O’Toole graduated summa cum laude from the University of Pittsburgh with degrees in Finance and Business Management. He is also a CFA charterholder.

Ryan L.G. Wilson joined KKR Credit in 2006 and is a Director. Prior to joining KKR Credit, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.

Catherine Madigan joined KKR & Co. in 2019 and is a Managing Director in the KKR Credit and Markets team. Ms. Madigan is a member of the Capital Committee related to the KKR Debt Capital Markets business. Ms. Madigan joined KKR from Deutsche Bank with over 35 years’ experience across leveraged finance origination, coverage and risk functions. She most recently served as Global Head of Leveraged and Structured Finance Risk. Prior to that role, she was a Managing Director in the leveraged finance group at Deutsche Bank, a partner in the leveraged finance / sponsor coverage group at legacy firm Bankers Trust Company and a coverage officer across the middle market and transportation sectors. Ms. Madigan graduated from Mount Holyoke college with a B.A. in History.

The table below shows the dollar range of shares of FSIC II Common Stock beneficially owned as of August 5, 2019 by each member of the Investment Committee of the Advisor:

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation II(1)
Sean Coleman	None
Brian Gerson	None
Michael Kelly	None
Todd Builione	None
Daniel Pietrzak	None
Ryan Wilson	None
Drew O’Toole	None
Catherine Madigan	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

The table below shows the dollar range of shares of FSIC III Common Stock beneficially owned as of August 5, 2019 by each member of the Investment Committee of the Advisor:

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation III(1)
Sean Coleman	$10,001-$50,000
Brian Gerson	None
Michael Kelly	None
Todd Builione	None
Daniel Pietrzak	None
Ryan Wilson	None
Drew O’Toole	$1-$10,000
Catherine Madigan	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

The table below shows the dollar range of shares of CCT II Common Stock beneficially owned as of August 5, 2019 by each member of the Investment Committee of the Advisor:

Name of Investment Committee Member	Dollar Range of Equity Securities in Corporate Capital Trust II(1)
Sean Coleman	None
Brian Gerson	None
Michael Kelly	None
Todd Builione	None
Daniel Pietrzak	None
Ryan Wilson	None
Drew O’Toole	None
Catherine Madigan	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

The table below shows the dollar range of shares of FSIC IV Common Stock beneficially owned as of August 5, 2019 by each member of the Investment Committee of the Advisor:

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation IV(1)
Sean Coleman	$100,001-$500,000
Brian Gerson	None
Michael Kelly	$10,001-$50,000
Todd Builione	None
Daniel Pietrzak	None
Ryan Wilson	None
Drew O’Toole	None
Catherine Madigan	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP has been appointed by the board of directors or trustees, as applicable, of each of the Fund Parties to serve as each fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. RSM US LLP acted as the independent registered public accounting firm for FSIC II for each of the fiscal years ended December 31, 2011 through 2018, as the independent registered public accounting firm for FSIC III for each of the fiscal years ended December 31, 2013 through 2018 and as the independent registered public accounting firm for FSIC IV for each of the fiscal years ended December 31, 2015 through 2018. None of the Fund Parties knows of any direct financial or material indirect financial interest of RSM US LLP or Deloitte & Touche LLP in the Fund Parties. The principal business address of RSM US LLP is 518 Township Line Road, Suite 300, Blue Bell, PA 19422. The principal business address of Deloitte & Touche LLP is 555 Mission Street, Suite 1400, San Francisco, CA 94105. A representative of Deloitte & Touche LLP will be available by telephone to answer questions during the Annual Meetings and will have an opportunity to make a statement if he or she desires to do so.

Fees

Set forth in the tables below are audit fees, audit related fees, tax fees and all other fees billed to the FS Funds by RSM US LLP for professional services performed for the fiscal years ended December 31, 2018 and 2017:

FSIC II

Fiscal Year	Audit Fees	Audit Related Fees(1)	Tax Fees	All Other Fees(2)
2018	$399,700	—	—	$35,350
2017	$400,000	—	—	$35,000

(1)

“Audit-Related Fees” are those fees billed to FSIC II by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of FSIC II’s registration statements filed with the SEC pursuant to the Securities Act of 1933, as amended.

(2)	“All Other Fees” are those fees, if any, billed to FSIC II by RSM US LLP in connection with permitted non-audit services.

FSIC III

Fiscal Year	Audit Fees	Audit- Related Fees(1)	Tax Fees	All Other Fees(2)
2018	$392,500	—	—	$35,350
2017	$392,500	$42,601	—	$35,000

(1)

“Audit-Related Fees” are those fees billed to FSIC III by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of FSIC III’s registration statements filed with the SEC pursuant to the Securities Act of 1933, as amended.

(2)	“All Other Fees” are those fees, if any, billed to FSIC III by RSM US LLP in connection with permitted non-audit services.

FSIC IV

Fiscal Year	Audit Fees	Audit- Related Fees(1)	Tax Fees	All Other Fees(2)
2018	$251,300	$15,338	—	—
2017	$242,300	$8,285	—	—

(1)

“Audit-Related Fees” are those fees billed to FSIC III by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of FSIC III’s registration statements filed with the SEC pursuant to the Securities Act of 1933, as amended.

(2)	“All Other Fees” are those fees, if any, billed to FSIC III by RSM US LLP in connection with permitted non-audit services.

Set forth in the table below are audit fees, audit related fees, tax fees and all other fees billed to CCT II by Deloitte & Touche LLP for professional services performed for the fiscal years ended December 31, 2018 and 2017:

Fiscal Year	Audit Fees	Audit- Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2018	$228,700	$3,241	$17,500	—
2017	$225,000	$9,045	$15,000	—

(1)

“Audit-Related Fees” are those fees billed to are those fees billed to CCT II relating to audit services provided by Deloitte & Touche LLP, including those in connection with the provision of comfort letters submitted by Deloitte & Touche LLP related to CCT II’s registration statements and broker-dealer activity.

(2)	“Tax Fees” are those fees billed to CCT II in connection with tax consulting services performed by Deloitte & Touche LLP, including primarily the review of CCT II’s income tax returns.

(3)	“All Other Fees” are those fees billed to CCT II in connection with permitted non-audit services performed by Deloitte & Touche LLP.

Pre-Approval Policies and Procedures

Each Fund Party audit committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by such Fund Party’s independent registered public accounting firm for audit services and permitted non-audit services for such Fund Party and for permitted non-audit services for the Advisor and any affiliates thereof that provide services to such Fund Party if such non-audit services have a direct impact on the operations or financial reporting of such Fund Party. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of each audit committee. However, each audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by such Fund Party’s independent registered public accounting firm to management. All of the audit and permitted non-audit services described above for which RSM US LLP billed the FS Funds for the fiscal years ended December 31, 2018 and 2017 were pre-approved by such FS Fund’s respective audit committee. All of the audit and permitted non-audit services described above for which Deloitte & Touche LLP billed CCT II for the fiscal years ended December 31, 2018 and 2017 were pre-approved by CCT II’s audit committee.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FS INVESTMENT CORPORATION II

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this joint proxy statement/prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

FSIC II cannot assure you that the Mergers will be consummated as scheduled, or at all. See “Risk Factors—Risks Relating to the Mergers” for a description of the risks associated with a failure to consummate the Mergers and a description of the risks that the combined company may face if the Mergers are consummated.

Overview

FSIC II is externally managed by the Advisor pursuant to the FSIC II Investment Advisory Agreement and supervised by the FSIC II Board, a majority of whose directors are independent. On April 9, 2018, GSO/Blackstone Debt Funds Management LLC (“GDFM”) resigned as FSIC II’s investment sub-adviser and terminated its investment sub-advisory agreement effective April 9, 2018. In connection with GDFM’s resignation as FSIC II’s investment sub-adviser, on April 9, 2018, FSIC II entered into the FSIC II Investment Advisory Agreement with the Advisor, which replaced the FSIC II Former Investment Advisory Agreement with FSIC II’s former investment adviser, FSIC II Advisor.

FSIC II’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. FSIC II pursues its investment objectives by investing primarily in the debt of middle market U.S. companies with a focus on originated transactions sourced through the network of the Advisor and its affiliates. FSIC II defines direct originations as any investment where the Advisor or its affiliates negotiates the terms of the transaction beyond just the price, which, for example, may include negotiating financial covenants, maturity dates or interest rate terms. These directly originated transactions include participation in other originated transactions where there may be third parties involved, or a bank acting as an intermediary, for a closely held club, or similar transactions.

FSIC II’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although FSIC II does not expect a significant portion of its portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which FSIC II may invest. FSIC II may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from its target companies as primary market or directly originated investments. In connection with its debt investments, FSIC II may on occasion receive equity interests such as warrants or options as additional consideration. FSIC II may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in FSIC II’s target companies, generally in conjunction with one of FSIC II’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of FSIC II’s portfolio may be comprised of corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor FSIC II’s investment focus as market conditions evolve. Depending on market conditions, FSIC II may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities reflects a lower value than deemed warranted by the Advisor’s fundamental analysis, which may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and structured products.

The senior secured loans, second lien secured loans and senior secured bonds in which FSIC II invests generally have stated terms of three to seven years and subordinated debt investments that FSIC II makes generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in FSIC II’s portfolio. FSIC II’s debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s, or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

Revenues

The principal measure of FSIC II’s financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on foreign currency, net unrealized appreciation or depreciation on investments and net unrealized appreciation or depreciation on foreign currency. Net investment income is the difference between FSIC II’s income from interest, dividends, fees and other investment income and FSIC II’s operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost, including the respective realized gain or loss on foreign currency for those foreign denominated investment transactions. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currency fluctuations. Net unrealized appreciation or depreciation on investments is the net change in the fair value of FSIC II’s investment portfolio, including the respective unrealized gain or loss on foreign currency for those foreign denominated investments. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations.

FSIC II principally generates revenues in the form of interest income on the debt investments it holds. In addition, FSIC II generates revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. FSIC II may also generate revenues in the form of dividends and other distributions on the equity or other securities it holds.

Expenses

FSIC II’s primary operating expenses include the payment of management and incentive fees and other expenses under the FSIC II Investment Advisory Agreement, interest expense from financing arrangements and other indebtedness, and other expenses necessary for FSIC II’s operations. The management and incentive fees compensate the Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing FSIC II’s investments.

The Advisor oversees FSIC II’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Advisor also performs, or oversees the performance of, FSIC II’s corporate operations and required administrative services, which includes being responsible for the financial records that it is required to maintain and preparing reports for FSIC II’s stockholders and reports filed with the SEC. In addition, the Advisor assists FSIC II in calculating its NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to its stockholders, and generally overseeing the payment of its expenses and the performance of administrative and professional services rendered to FSIC II by others.

Pursuant to the FSIC II Investment Advisory Agreement, FSIC II reimburses the Advisor for expenses necessary to perform services related to FSIC II’s administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to FSIC II on behalf of the Advisor. FSIC II reimburses the Advisor no less than monthly for expenses necessary to perform services related to FSIC II’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that FSIC II estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to it based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The FSIC II Board reviews the methodology employed in determining how the expenses are allocated to it and the proposed allocation of administrative expenses among it and certain affiliates of the Advisor. The FSIC II Board then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, the FSIC II Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the FSIC II Board compares the total amount paid to the Advisor for such services as a percentage of FSIC II’s net assets to the same ratio as reported by other comparable BDCs.

FSIC II bears all other expenses of its operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of FSIC II’s securities, subject to limitations included in the FSIC II Investment Advisory Agreement;

•	the cost of calculating FSIC II’s NAV, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of FSIC II Common Stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on FSIC II’s debt or related obligations;

•	transfer agent and custodial fees;

•

research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	fees and expenses of directors not also serving in an executive officer capacity for us or the Advisor;

•	costs of proxy statements, stockholders’ reports, notices and other filings;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, corporate governance, government and regulatory affairs activities, independent audits and outside legal costs;

•	costs associated with FSIC II’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for FSIC II’s investments;

•

and all other expenses incurred by the Advisor or us in connection with administering FSIC II business, including expenses incurred by the Advisor in performing administrative services for us and administrative personnel paid by the Advisor, to the extent they are not controlling persons of the Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

In addition, FSIC II has contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by FSIC II and performing testing with respect to RIC compliance.

Portfolio Investment Activity for the Three Months Ended March 31, 2019 and for the Year Ended December 31, 2018

Total Portfolio Activity

The following tables present certain selected information regarding FSIC II’s portfolio investment activity for the three months ended March 31, 2019 and the year ended December 31, 2018:

Net Investment Activity	For the Three Months Ended March 31, 2019	For the Year Ended December 31, 2018
Purchases	$453,599	$1,895,833
Sales and Repayments	(203,103)	(1,885,140)

Net Portfolio Activity	$250,496	$10,693

	For the Three Months Ended March 31, 2019		For the Year Ended December 31, 2018
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$350,512	78%	$1,448,861	76%
Senior Secured Loans—Second Lien	64,577	14%	197,852	11%
Other Senior Secured Debt	1,209	0%	103,808	6%
Subordinated Debt	33,178	7%	102,391	5%
Asset Based Finance	—	—	694	0%
Equity/Other	4,123	1%	42,227	2%

Total	$453,599	100%	$1,895,833	100%

The following table summarizes the composition of FSIC II’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019 (Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$3,611,239	3,519,120	76%	$3,382,158	$3,293,291	75%
Senior Secured Loans—Second Lien	471,912	389,559	8%	418,015	333,986	8%
Other Senior Secured Debt	182,012	172,800	4%	207,181	196,616	5%
Subordinated Debt	229,637	222,850	5%	242,792	221,858	5%
Asset Based Finance	41,277	45,268	1%	42,050	46,152	1%
Equity/Other	263,808	285,221	6%	268,409	267,377	6%

Total	$4,799,885	4,634,818	100%	$4,560,605	$4,359,280	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of FSIC II’s investment portfolio as of March 31, 2019 and December 31, 2018:

	March 31, 2019	December 31, 2018
Number of Portfolio Companies	154	160
% Variable Rate Debt Investments (based on fair value)(1)(2)	84.0%	81.4%
% Fixed Rate Debt Investments (based on fair value)(1)(2)	10.4%	12.2%
% Other Income Producing Investments (based on fair value)(3)	1.0%	0.1%
% Non-Income Producing Investments (based on fair value)(2)	4.2%	5.2%
% of Investments on Non-Accrual (based on fair value)	0.4%	1.1%
Weighted Average Annual Yield on Accruing Debt Investments(2)(4)	10.4%	10.5%

(1)	“Debt Investments” means investments that pay or are expected to pay a stated interest rate, stated dividend rate or other similar stated return.

(2)	Does not include investments on non-accrual status.

(3)

“Other Income Producing Investments” means investments that pay or are expected to pay interest, dividends or other income to FSIC II on an ongoing basis but do not have a stated interest rate, stated dividend rate or other similar stated return.

(4)

The Weighted Average Annual Yield for Accruing Debt Investments is computed as (i) the sum of  (a) the stated annual interest rate, dividend rate or other similar stated return of each Debt Investment, multiplied by its par amount, adjusted to U.S. dollars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accruing Debt Investment; divided by (ii) the total amortized cost of Debt Investments included in the calculated group as of the end of the applicable reporting period.

Based on FSIC II’s regular monthly cash distribution amount of  $0.06283 per share as of March 31, 2019 and FSIC II’s distribution reinvestment price of  $8.05 per share, the annualized distribution rate to stockholders as of March 31, 2019 was 9.37%. The annualized distribution rate to stockholders is expressed as a percentage equal to the projected annualized distribution amount per share divided by FSIC II’s distribution reinvestment price per share. FSIC II’s annualized distribution rate to stockholders may include income, realized capital gains and a return of investors’ capital. During the three months ended March 31, 2019, FSIC II’s total return was 2.75% and FSIC II’s total return without assuming reinvestment of distributions was 2.80%.

Based on FSIC II’s regular monthly regular monthly cash distribution amount of $0.06283 per share as of December 31, 2018 and FSIC II’s distribution reinvestment price of $8.05 per share, the annualized distribution rate to stockholders as of December 31, 2018 was 9.37%. During the year ended December 31, 2018, FSIC II’s total was (1.64)% and FSIC II’s total return without assuming reinvestment of distributions was (1.37)%.

FSIC II’s weighted average annual yield on accruing debt investments may be higher than a stockholder’s yield on an investment in shares of FSIC II Common Stock. FSIC II’s weighted average annual yield on accruing debt investments does not reflect operating expenses that may be incurred by FSIC II, nor does it include all of FSIC II’s investments. In addition, FSIC II’s weighted average annual yield on accruing debt investments and total return figures disclosed above do not consider the effect of any sales commissions or charges that may have been incurred in connection with the sale of shares of FSIC II Common Stock. FSIC II’s weighted average annual yield on accruing debt investments, total return and annualized distribution rate to stockholders do not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” and FSIC II’s other periodic reports filed with the SEC for a discussion of the uncertainties, risks and assumptions associated with these statements.

Direct Originations

The following table presents certain selected information regarding FSIC II’s direct originations as of March 31, 2019 and December 31, 2018:

Characteristics of All Direct Originations Held in Portfolio	March 31, 2019	December 31, 2018
Number of Portfolio Companies	74	74
% of Investments on Non-Accrual (based on fair value)	2.4%	3.6%
Total Cost of Direct Originations	$3,928,473	$3,615,151
Total Fair Value of Direct Originations	$3,803,151	$3,497,141
% of Total Investments, at Fair Value	82.1%	80.2%
Weighted Average Annual Yield on Accruing Debt Investments(1)	10.5%	10.5%

(1)

The Weighted Average Annual Yield on Accruing Debt Investments is computed as (i) the sum of  (a) the stated annual interest rate, dividend rate or other similar stated return of each Debt Investment, multiplied by its par amount, adjusted to U.S. dollars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accruing Debt Investment; divided by (ii) the total amortized cost of Debt Investments included in the calculated group as of the end of the applicable reporting period. Does not include Debt Investments on non-accrual status.

Portfolio Composition by Industry Classification

See Note 6 to FSIC II’s unaudited consolidated financial statements included herein for additional information regarding the composition of FSIC II’s investment portfolio by industry classification.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, the Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in FSIC II’s portfolio. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Performing investment—generally executing in accordance with plan and there are no concerns about the portfolio company’s performance or ability to meet covenant requirements.

2	Performing investment—no concern about repayment of both interest and FSIC II’s cost basis but company’s recent performance or trends in the industry require closer monitoring.

3	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

4	Underperforming investment—concerns about the recoverability of principal or interest.

The following table shows the distribution of FSIC II’s investments on the 1 to 4 investment rating scale at fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019		December 31, 2018
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$3,062,579	66%	$2,817,253	65%
2	1,353,997	29%	1,377,931	32%
3	125,052	3%	95,013	2%
4	93,190	2%	69,083	1%

Total	$4,634,818	100%	$4,359,280	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect FSIC II’s expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended March 31, 2019 and 2018

Revenues

FSIC II’s investment income for the three months ended March 31, 2019 and 2018 was as follows:

	Three Months Ended March 31,
	2019		2018
	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$107,868	90%	$100,156	85%
Paid-in-kind interest income	4,956	4%	4,978	4%
Fee income	7,044	6%	5,074	4%
Dividend income	71	0%	7,494	7%

Total investment income(1)	$119,939	100%	$117,702	100%

(1)

For the three months ended March 31, 2019 and 2018, such revenues represent $112,669 and $111,382, respectively, of cash income earned as well as $7,270 and $6,320, respectively, in non-cash portions relating to accretion of discount and PIK interest. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The level of interest income FSIC II receives is generally related to the balance of income-producing investments, multiplied by the weighted average yield of FSIC II’s investments. Fee income is transaction based, and typically consists of prepayment fees and structuring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The increase in interest income during the three months ended March 31, 2019 compared to the three months ended March 31, 2018 was primarily due to the higher invested balance during the quarter ended March 31, 2019, compared to the quarter ended March 31, 2018. The decrease in dividend income during the three months ended March 31, 2019 compared to the three months ended March 31, 2018 was primarily due to a one-time dividend paid in respect of one of FSIC II’s investments during the three months ended March 31, 2018.

Expenses

FSIC II’s operating expenses for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Management fees	$17,864	$25,234
Subordinated income incentive fees	11,131	5,575
Administrative services expenses	907	782
Stock transfer agent fees	705	495
Accounting and administrative fees	433	421
Interest expense	29,575	24,183
Directors’ fees	142	504
Expenses associated with FSIC II’s independent audit and related fees	73	126
Legal fees	113	34
Printing fees	343	53
Other	539	1,058

Total operating expenses	61,825	58,465
Management fee waiver	—	(3,154)

Net operating expenses	$61,825	$55,311

The following table reflects selected expense ratios as a percent of average net assets for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
Ratio of operating expenses to average net assets	2.41%	2.06%
Ratio of management fee waiver to average net assets	—	(0.11)%

Ratio of net operating expenses to average net assets	2.41%	1.95%
Ratio of incentive fees and interest expense to average net assets(1)	1.59%	1.05%

Ratio of net operating expenses, excluding certain expenses, to average net assets	0.82%	0.90%

(1)	Ratio data may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

Incentive fees and interest expense, among other things, may increase or decrease FSIC II’s expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under FSIC II’s financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

FSIC II’s net investment income totaled $58,114 ($0.18 per share) and $62,391 ($0.19 per share) for the three months ended March 31, 2019 and 2018, respectively.

The decrease in net investment income for the three months ended March 31, 2019 can be attributed to the increase in interest income as discussed above, offset by higher incentive fees and interest expense.

Net Realized Gains or Losses

FSIC II’s net realized gains (losses) on investments and foreign currency for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Net realized gain (loss) on investments(1)	$(18,486)	$(19,294)
Net realized gain (loss) on foreign currency	3	(327)

Total net realized gain (loss)	$(18,483)	$(19,621)

(1)

FSIC II sold investments and received principal repayments, respectively, of  $114,730 and $88,373 during the three months ended March 31, 2019 and $55,669 and $245,401 during the three months ended March 31, 2018.

Net Change in Unrealized Appreciation (Depreciation)

FSIC II’s net change in unrealized appreciation (depreciation) on investments and interest rate swaps and unrealized gain (loss) on foreign currency for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Net change in unrealized appreciation (depreciation) on investments	$36,258	$(88,612)
Net change in unrealized appreciation (depreciation) on interest rate swaps	(3,996)	—
Net change in unrealized gain (loss) on foreign currency	(1,124)	410

Total net change in unrealized appreciation (depreciation)	$31,138	$(88,202)

During the three months ended March 31, 2019, the net change in unrealized appreciation (depreciation) was driven primarily by increased valuations in a several of FSIC II’s equity investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended March 31, 2019 and 2018, the net increase in net assets resulting from operations was $70,769 ($0.22 per share) and $(45,432) ($(0.14) per share), respectively.

Comparison of the Years Ended December 31, 2018, 2017 and 2016

Revenues

FSIC II’s investment income for the years ended December 31, 2018, 2017 and 2016 was as follows:

	Year Ended December 31,
	2018		2017		2016
	Amount	Percentage of Total Income	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$398,853	88%	$436,617	83%	$425,106	87%
Paid-in-kind interest income	17,485	4%	25,593	5%	24,358	5%
Fee income	29,684	6%	61,465	12%	35,860	7%
Dividend income	7,962	2%	11	0%	2,727	1%

Total investment income(1)	$453,984	100%	$523,686	100%	$488,051	100%

(1)

Such revenues represent $429,012, $488,027 and $450,729 of cash income earned as well as $24,972, $35,659 and $37,322 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2018, 2017 and 2016, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The level of interest income FSIC II receives is generally related to the balance of income-producing investments, multiplied by the weighted average yield of FSIC II’s investments. Fee income is transaction based, and typically consists of prepayment fees and structuring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The decrease in interest income and fee income during the year ended December 31, 2018 compared to the year ended December 31, 2017 was primarily due to the prepayment of certain higher yielding assets and the decrease in structuring activity during the year ended December 31, 2018 compared to December 31, 2017.

The increase in interest income and fee income during the year ended December 31, 2017 compared to the year ended December 31, 2016 was primarily due to fees associated with the prepayment of several large investments and the acceleration of original issue discount.

Expenses

FSIC II’s operating expenses, together with excise taxes, for the years ended December 31, 2018, 2017 and 2016 were as follows:

	Year Ended December 31,
	2018	2017	2016
Management fees	$78,994	$102,827	$97,686
Subordinated income incentive fees	24,790	61,481	62,329
Administrative services expenses	3,313	3,329	3,736
Stock transfer agent fees	1,978	2,008	2,055
Accounting and administrative fees	1,539	1,740	1,487
Interest expense	103,054	86,524	70,408
Directors’ fees	1,239	1,148	1,126
Expenses associated with FSIC II’s independent audit and related fees	350	511	437
Legal fees	601	887	657
Printing fees	466	848	1,667
Other	2,246	1,691	2,178

Operating expenses	218,570	262,994	243,766
Management fees waiver	(3,432)	(12,853)	(12,211)

Net operating expenses before taxes	215,138	250,141	231,555
Excise taxes	2,483	2,190	1,968

Total net expenses, including excise taxes	$217,621	$252,331	$233,523

The following table reflects selected expense ratios as a percent of average net assets for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017	2016
Ratio of operating expenses and excise taxes to average net assets	8.12%	9.10%	8.96%
Ratio of management fee waiver to average net assets	(0.13)%	(0.44)%	(0.45)%

Ratio of net operating expenses and excise taxes to average net assets	7.99%	8.66%	8.51%
Ratio of incentive fees, interest expense and excise taxes to average net assets(1)	4.78%	5.16%	4.91%

Ratio of net operating expenses, excluding certain expenses, to average net assets	3.21%	3.50%	3.60%

(1)	Ratio data may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

Incentive fees and interest expense, among other things, may increase or decrease FSIC II’s expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under FSIC II’s financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

FSIC II’s net investment income totaled $236,363 ($0.73 per share), $271,355 ($0.83 per share) and $254,528 ($0.79 per share) for the years ended December 31, 2018, 2017 and 2016, respectively. The decrease in net investment income for the year ended December 31, 2018 compared to 2017 can be attributed to the decrease in interest and fee income as discussed above.

Net Realized Gains or Losses

FSIC II’s net realized gains (losses) on investments, secured borrowing, and foreign currency for the years ended December 31, 2018, 2017 and 2016 were as follows:

	Year Ended December 31,
	2018	2017	2016
Net realized gain (loss) on investments(1)	$(79,587)	$(115,330)	$(141,715)
Net realized gain (loss) on secured borrowing	—	(59)	—
Net realized gain (loss) on foreign currency	(10)	671	(2)

Total net realized gain (loss)	$(79,597)	$(114,718)	$(141,717)

(1)

During the years ended December 31, 2018, 2017 and 2016, FSIC II sold investments and received principal repayments of  $914,638, $866,311 and $510,114, and $970,502, $971,922 and $1,143,641, respectively, from which FSIC II realized the above net gain or loss on investments.

Net Change in Unrealized Appreciation (Depreciation)

FSIC II’s net change in unrealized appreciation (depreciation) on investments, secured borrowing, interest rate swaps and unrealized gain (loss) on foreign currency for the years ended December 31, 2018, 2017 and 2016 were as follows:

	Year Ended December 31,
	2018	2017	2016
Net change in unrealized appreciation (depreciation) on investments	$(195,211)	$33,758	$304,638
Net change in unrealized appreciation (depreciation) on secured borrowing	—	134	(134)
Net change in unrealized appreciation (depreciation) on interest rate swaps	(1,743)	—	—
Net change in unrealized gain (loss) on foreign currency	2,745	(594)	—

Total net change in unrealized appreciation (depreciation)	$(194,209)	$33,298	$304,504

During the year ended December 31, 2018, the net change in unrealized appreciation (depreciation) on FSIC II’s investments was driven by increased general depreciation across the portfolio.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the years ended December 31, 2018, 2017 and 2016, the net increase (decrease) in net assets resulting from operations was $(37,443) ($(0.12) per share) $189,935 ($0.58 per share) and $417,315 ($1.29 per share), respectively.

Financial Condition, Liquidity and Capital Resources

Overview

As of December 31, 2018, FSIC II had $150,458 in cash and foreign currency, which FSIC II and its wholly-owned financing subsidiaries held in custodial accounts, and $559,746 in borrowings available under FSIC II’s financing arrangements, subject to borrowing base and other limitations. As of December 31, 2018, FSIC II also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of December 31, 2018, FSIC II had unfunded debt investments with aggregate unfunded commitments of $172,963 and an unfunded commitment to purchase up to $47 in shares of preferred stock.

As of March 31, 2019, FSIC II had $110,995 in cash and foreign currency, which FSIC II and its wholly-owned financing subsidiaries held in custodial accounts, and $339,036 in borrowings available under its financing arrangements, subject to borrowing base and other limitations. As of March 31, 2019, FSIC II also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of March 31, 2019, FSIC II had unfunded debt investments with aggregate unfunded commitments of $159,413 and an unfunded commitment to purchase up to $47 in shares of preferred stock. FSIC II maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise.

FSIC II currently generates cash primarily from cash flows from fees, interest and dividends earned from its investments as well as from the issuance of shares under its distribution reinvestment plan (a “DRP”), and principal repayments and proceeds from sales of FSIC II’s investments. To seek to enhance FSIC II’s returns, FSIC II also employs leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed 50% of the value of FSIC II’s assets, as required by the 1940 Act.

Prior to investing in securities of portfolio companies, FSIC II invests the cash received from fees, interest and dividends earned from its investments and from the issuance of shares under the DRP, as well as principal repayments and proceeds from sales of its investments primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with FSIC II’s BDC election and FSIC II’s election to be taxed as a RIC.

Financing Arrangements

The following table presents summary information with respect to FSIC II’s outstanding financing arrangements as of March 31, 2019:

Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Green Creek Credit Facility	Term Loan Credit Facility	L+2.50%	$500,000		—	December 15, 2019
Cooper River Credit Facility	Revolving Credit Facility	L+2.25%	115,000		85,000	March 31, 2021
Darby Creek Credit Facility	Revolving Credit Facility	L+1.95%	185,000		65,000	February 26, 2024
Juniata River Credit Facility	Revolving Credit Facility	L+2.68%	850,000		—	October 11, 2020
Senior Secured Revolving Credit Facility	Revolving Credit Facility	L+2.00% - 2.25%(2)	460,964	(3)	189,036	August 9, 2023

Total			$2,110,964		$339,036

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)	The spread over LIBOR is determined by reference to the ratio of the value of the borrowing base to the aggregate amount of certain outstanding indebtedness of FSIC II.

(3)

Amount includes borrowing in U.S. dollars, Euros, and Canadian Dollars. Euro balance outstanding of €1,500 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.12 as of March 31, 2019 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $98,700 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.75 as of March 31, 2019 to reflect total amount outstanding in U.S. dollars.

RIC Status and Distributions

FSIC II has elected to be subject to tax as a RIC under Subchapter M of the Code. In order to qualify for RIC tax treatment, FSIC II must, among other things, make distributions of an amount at least equal to 90% of its “investment company taxable income,” determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. FSIC II intends to make sufficient distributions to FSIC II’s stockholders to qualify for and maintain its RIC tax status each tax year. FSIC II is also subject to a 4% nondeductible federal excise tax on certain undistributed income unless it makes distributions in a timely manner to its stockholders generally of an amount at least equal to the sum of  (1) 98% of FSIC II’s net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of FSIC II’s capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which FSIC II paid no U.S. federal income tax. Any distribution declared by FSIC II during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by FSIC II’s U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. FSIC II can offer no assurance that it will achieve results that will permit FSIC II to pay any cash distributions. If FSIC II issues senior securities, it will be prohibited from making distributions if doing so causes FSIC II to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of its borrowings.

Subject to applicable legal restrictions and the sole discretion of the FSIC II Board, FSIC II currently declares cash distributions on a quarterly basis and pays regular cash distributions to its stockholders on a monthly basis. FSIC II will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of FSIC II Common Stock are issued to such stockholder. From time to time, FSIC II may also pay special interim distributions in the form of cash or shares of FSIC II Common Stock at the discretion of the FSIC II Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the FSIC II Board.

During certain periods, FSIC II distributions may exceed its earnings. As a result, it is possible that a portion of the distributions FSIC II makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from FSIC II’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to FSIC II’s stockholders. No portion of the distributions paid during the three months ended March 31, 2019 and 2018 represented a return of capital.

FSIC II intends to continue to make its regular distributions in the form of cash, out of assets legally available for distribution, except for those stockholders who receive their distributions in the form of shares of FSIC II Common Stock under the DRP. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

The following table reflects the cash distributions per share that FSIC II has declared and paid on FSIC II Common Stock during the three months ended March 31, 2019 and 2018:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2018
March 31, 2018	$0.1885	$61,153

Total	$0.1885	$61,153

Fiscal 2019
March 31, 2019	$0.1885	$61,114

Total	$0.1885	$61,114

See Note 5 to FSIC II’s consolidated financial statements contained in this joint proxy statement/prospectus for additional information regarding FSIC II’s distributions, including a reconciliation of its GAAP-basis net investment income to its tax-basis net investment income for the three months ended March 31, 2019 and 2018.

Critical Accounting Policies

FSIC II’s financial statements are prepared in conformity with GAAP, which requires it to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including FSIC II’s past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of FSIC II’s results of operations to those of companies in similar businesses.

Valuation of Portfolio Investments

FSIC II determines the NAV of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the FSIC II Board. In connection with that determination, the Advisor provides the FSIC II Board with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”) issued by the Financial Accounting Standards Board (the “FASB”) clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, FSIC II undertakes a multi-step valuation process each quarter, as described below:

•

FSIC II’s quarterly fair valuation process begins with the Advisor’s reviewing and documenting valuations of each portfolio company or investment, which valuations are obtained from an independent third-party valuation service and provide a valuation range;

•

the Advisor then provides the valuation committee of the FSIC II Board, or FSIC II’s valuation committee, with its valuation recommendation for each portfolio company or investment, along with supporting materials;

•	preliminary valuations are then discussed with the valuation committee;

•

FSIC II’s valuation committee reviews the preliminary valuations and the Advisor, together with FSIC II’s independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that the FSIC II Board approves its fair valuations; and

•

the FSIC II Board discusses the valuations and determines the fair value of each such investment in FSIC II’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to FSIC II’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on FSIC II’s consolidated financial statements. In making its determination of fair value, the FSIC II Board may use any approved independent third-party pricing or valuation services. However, the FSIC II Board is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that the FSIC II Board deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor, any approved independent third party valuation services and the FSIC II Board may consider when determining the fair value of its investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, FSIC II may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing FSIC II’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FSIC II’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The FSIC II Board, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or FSIC II’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor, any approved independent third-party valuation services and the FSIC II Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor, any approved independent third-party valuation services and the FSIC II Board may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the FSIC II Board, in consultation with the Advisor and any approved independent third party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of FSIC II’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When FSIC II receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The FSIC II Board subsequently values these warrants or other equity securities received at their fair value.

The fair values of FSIC II’s investments are determined in good faith by the FSIC II Board. The FSIC II Board is responsible for the valuation of FSIC II’s portfolio investments at fair value as determined in good faith pursuant to FSIC II’s valuation policy and consistently applied valuation process. The FSIC II Board has delegated day-to-day responsibility for implementing FSIC II’s valuation policy to the Advisor, and has authorized the Advisor to utilize independent third-party valuation and pricing services that have been approved by the FSIC II Board. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

See Note 8 to FSIC II’s consolidated financial statements included herein for additional information regarding the fair value of its financial instruments.

Revenue Recognition

Security transactions are accounted for on the trade date. FSIC II records interest income on an accrual basis to the extent that it expect to collect such amounts. FSIC II records dividend income on the ex-dividend date. Distributions received from limited liability company and limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. FSIC II does not accrue as a receivable interest or dividends on loans and securities if it have reason to doubt its ability to collect such income. FSIC II’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. FSIC II considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that FSIC II will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on FSIC II’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and FSIC II amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the three months ended March 31, 2019, FSIC II recognized $6,105 in structuring fee revenue. FSIC II records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. FSIC II measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Uncertainty in Income Taxes

FSIC II evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in FSIC II’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. FSIC II recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the three months ended March 31, 2019 and 2018, FSIC II did not incur any interest or penalties.

Derivative Instruments

FSIC II’s derivative instruments include foreign currency forward contracts and cross currency swaps. FSIC II recognizes all derivative instruments as assets or liabilities at fair value in FSIC II’s consolidated financial statements. Derivative contracts entered into by FSIC II are not designated as hedging instruments, and as a result, FSIC II presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gains (losses) on derivative instruments in the consolidated statements of operations.

Contractual Obligations

FSIC II has entered into an agreement with the Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the FSIC II Investment Advisory Agreement are equal to (a) an annual base management fee based on the average weekly value of FSIC II’s gross assets and (b) an incentive fee based on FSIC II’s performance. The Advisor is reimbursed for administrative expenses incurred on FSIC II’s behalf. See Note 4 to FSIC II’s unaudited consolidated financial statements included herein for a discussion of this agreement and for the amount of fees and expense accrued under similar agreements with FSIC II Advisor during the three months ended March 31, 2018.

A summary of FSIC II’s significant contractual payment obligations related to the repayment of its outstanding indebtedness at March 31, 2019 is as follows:

	Payments Due By Period
	Maturity Date(1)	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
Green Creek Credit Facility(2)	December 15, 2019	$500,000	$500,000	—	—	—
Cooper River Credit Facility(3)	March 31, 2021	$115,000	—	$115,000	—	—
Darby Creek Credit Facility(4)	February 26, 2024	$185,000	—	—	$185,000	—
Juniata River Credit Facility(2)	October 11, 2020	$850,000	—	$850,000	—	—
Senior Secured Revolving Credit Facility(5)	August 9, 2023	$460,964	—	—	$460,964	—

(1)	Amounts outstanding under the financing arrangements will mature, and all accrued and unpaid interest thereunder will be due and payable, on the maturity date.

(2)	At March 31, 2019, no amounts remained unused under the financing arrangement.

(3)	At March 31, 2019, $85,000 remained unused under the Cooper River credit facility.

(4)	At March 31, 2019, $65,000 remained unused under the Darby Creek credit facility.

(5)

At March 31, 2019, $189,036 remained unused under the Senior Secured Revolving Credit Facility. Amount includes borrowing in U.S. dollars, Euros, and Canadian Dollars. Euro balance outstanding of €1,500 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.12 as of March 31, 2019 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $98,700 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.75 as of March 31, 2019 to reflect total amount outstanding in U.S. dollars.

Off-Balance Sheet Arrangements

FSIC II currently has no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement-Disclosures Framework-Changes to Disclosure Requirements for Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. FSIC II is currently evaluating the impact of ASU 2018-13 on its financial statements.

Quantitative and Qualitative Disclosures About Market Risk

Interest Rate Risk

FSIC II is subject to financial market risks, including changes in interest rates. As of March 31, 2019, 84.0% of FSIC II’s portfolio investments (based on fair value) were debt investments paying variable interest rates and 10.4% were debt investments paying fixed interest rates, while 1.0% were other income producing investments, 4.2% were of non-income producing investments and the remaining 0.4% consisting of investments on non-accrual status. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments FSIC II holds and to declines in the value of any fixed rate investments FSIC II holds. However, many of FSIC II’s variable rate investments provide for an interest rate floor, which may prevent FSIC II’s interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of FSIC II’s investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for FSIC II to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in FSIC II’s net investment income and to the amount of incentive fees payable to the Advisor with respect to FSIC II’s increased pre-incentive fee net investment income.

Subject to the requirements of the 1940 Act, FSIC II may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. Although hedging activities may insulate FSIC II against adverse changes in interest rates, they may also limit FSIC II’s ability to participate in the benefits of lower interest rates. As of March 31, 2019, FSIC II has four pay-fixed, receive-floating interest rate swaps which FSIC II pays an annual fixed rate of 2.59% to 2.81% and receives three-month LIBOR on an aggregate notional amount of $360 million. The interest rate swaps have quarterly settlement payments.

Pursuant to the terms of all of FSIC II’s financing arrangements, borrowings are at a floating rate based on LIBOR. To the extent that any present or future credit facilities, total return swap agreements or other financing arrangements that FSIC II or any of its subsidiaries enter into are based on a floating interest rate, FSIC II will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when FSIC II or its subsidiaries have such debt outstanding or financing arrangements in effect, FSIC II’s interest expense would increase, which could reduce its net investment income, especially to the extent it holds fixed rate investments.

The following table shows the effect over a twelve month period of changes in interest rates on FSIC II’s interest income, interest expense and net interest income, assuming no changes in the composition of FSIC II’s investment portfolio, including the accrual status of FSIC II’s investments, and FSIC II’s financing arrangements in effect as of March 31, 2019 (dollar amounts are presented in thousands):

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 100 basis points	$(38,660)	$(21,110)	$(17,550)	(5.0)%
No change	—	—	—	—
Up 100 basis points	$39,372	$21,110	$18,262	5.2%
Up 300 basis points	$118,827	$63,329	$55,498	15.9%
Up 500 basis points	$198,337	$105,548	$92,789	26.6%

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months.

FSIC II expects that its long-term investments will be financed primarily with equity and debt. If deemed prudent, FSIC II may use interest rate risk management techniques in an effort to minimize its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on FSIC II’s business, financial condition and results of operations.

In addition, FSIC II may have risk regarding portfolio valuation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FSIC II-Critical Accounting Policies-Valuation of Portfolio Investments.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION OF FS INVESTMENT CORPORATION III

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this joint proxy statement/prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

FSIC III cannot assure you that the Mergers will be consummated as scheduled, or at all. See “Risk Factors—Risks Relating to the Mergers” for a description of the risks associated with a failure to consummate the Mergers and a description of the risks that the combined company may face if the Mergers are consummated.

Overview

FSIC III was incorporated under the MGCL on June 7, 2013 and formally commenced investment operations on April 2, 2014. FSIC III is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code.

FSIC III is externally managed by the Advisor pursuant to the FSIC III Investment Advisory Agreement and supervised by the FSIC III Board, a majority of whom are independent.

On April 9, 2018, GDFM resigned as FSIC IV’s investment sub-adviser and terminated its investment sub-advisory agreement effective April 9, 2018. In connection with GDFM’s resignation as FSIC IV’s investment sub-adviser, on April 9, 2018, FSIC IV entered into the FSIC IV Investment Advisory Agreement with the Advisor, which replaced the an investment advisory and administrative services agreement (the “FSIC IV Former Investment Advisory Agreement”) with FSIC IV’s former investment adviser, FSIC IV Advisor.

FSIC III’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. FSIC III pursues its investment objectives by investing primarily in the debt of middle market U.S. companies with a focus on originated transactions sourced through the network of the Advisor and its affiliates. FSIC III defines direct originations as any investment where the Advisor or its affiliates negotiates the terms of the transaction beyond just the price, which, for example, may include negotiating financial covenants, maturity dates or interest rate terms. These directly originated transactions include participation in other originated transactions where there may be third parties involved, or a bank acting as an intermediary, for a closely held club, or similar transactions.

FSIC III’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although FSIC III does not expect a significant portion of its portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which FSIC III may invest. FSIC III may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from its target companies as primary market or directly originated investments. In connection with its debt investments, FSIC III may on occasion receive equity interests such as warrants or options as additional consideration. FSIC III may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in FSIC III’s target companies, generally in conjunction with one of FSIC III’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of FSIC II’s portfolio may be comprised of corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor FSIC III’s investment focus as market conditions evolve. Depending on market conditions, FSIC III may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities reflects a lower value than deemed warranted by the Advisor’s fundamental analysis, which may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and structured products.

The senior secured loans, second lien secured loans and senior secured bonds in which FSIC III invests generally have stated terms of three to seven years and subordinated debt investments that FSIC III makes generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in FSIC III’s portfolio. FSIC III’s debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s, or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

Revenues

The principal measure of FSIC III’s financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on foreign currency, net realized gain or loss on total return swap, net unrealized appreciation or depreciation on investments, net unrealized appreciation gain or loss on foreign currency, net unrealized appreciation or depreciation on swap contracts and net unrealized appreciation or depreciation on total return swap.

Net investment income is the difference between FSIC III’s income from interest, dividends, fees and other investment income and FSIC III’s operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost, including the respective realized gain or loss on foreign currency for those foreign denominated investment transactions. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currency fluctuations. Net realized gain or loss on total return swap is the net monthly settlement payments received on the total return swap. Net unrealized appreciation or depreciation on investments is the net change in the fair value of FSIC III’s investment portfolio, including the respective unrealized gain or loss on foreign currency for those foreign denominated investments. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations. Net unrealized appreciation or depreciation on total return swap is the net change in the fair value of the total return swap.

FSIC III principally generates revenues in the form of interest income on the debt investments it holds. In addition, FSIC III generates revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. FSIC III may also generate revenues in the form of dividends and other distributions on the equity or other securities it holds.

Expenses

FSIC III’s primary operating expenses include the payment of management and incentive fees and other expenses under the FSIC III Investment Advisory Agreement, interest expense from financing arrangements and other indebtedness, and other expenses necessary for FSIC III’s operations. The management and incentive fees compensate the Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing FSIC III’s investments.

The Advisor oversees FSIC III’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Advisor also performs, or oversees the performance of, FSIC III’s corporate operations and required administrative services, which includes being responsible for the financial records that it is required to maintain and preparing reports for FSIC III’s stockholders and reports filed with the SEC. In addition, the Advisor assists FSIC III in calculating its NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to its stockholders, and generally overseeing the payment of its expenses and the performance of administrative and professional services rendered to FSIC III by others.

Pursuant to the FSIC III Investment Advisory Agreement, FSIC III reimburses the Advisor for expenses necessary to perform services related to FSIC III’s administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to FSIC III on behalf of the Advisor. FSIC III reimburses the Advisor no less than monthly for expenses necessary to perform services related to FSIC III’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that FSIC III estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to it based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The FSIC III Board reviews the methodology employed in determining how the expenses are allocated to it and the proposed allocation of administrative expenses among it and certain affiliates of the Advisor. The FSIC III Board then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, the FSIC III Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the FSIC III Board compares the total amount paid to the Advisor for such services as a percentage of FSIC III’s net assets to the same ratio as reported by other comparable BDCs.

FSIC III bears all other expenses of its operations and transactions, including all other expenses incurred by the Advisor in performing services for FSIC II and administrative personnel paid by FS Investments and KKR Credit.

In addition, FSIC III has contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by FSIC III and performing testing with respect to RIC compliance.

Portfolio Investment Activity for the Three Months Ended March 31, 2019 and for the Year Ended December 31, 2018

Total Portfolio Activity

The following tables present certain selected information regarding FSIC III’s portfolio investment activity for the three months ended March 31, 2019 and the year ended December 31, 2018:

Net Investment Activity	For the Three Months Ended March 31, 2019	For the Year Ended December 31, 2018
Purchases	$401,423	$1,684,215
Sales and Repayments	(357,765)	(1,298,121)

Net Portfolio Activity	$43,658	$386,094

	For the Three Months Ended March 31, 2019		For the Year Ended December 31, 2018
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$313,106	78%	$1,279,118	76%
Senior Secured Loans—Second Lien	54,890	14%	197,719	12%
Other Senior Secured Debt	288	0%	61,043	3%
Subordinated Debt	28,764	7%	131,064	8%
Asset Based Finance	47	0%	245	0%
Equity/Other	4,328	1%	15,026	1%

Total	$401,423	100%	$1,684,215	100%

The following table summarizes the composition of FSIC III’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019 (Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,750,772	$2,702,523	74%	$2,682,140	$2,639,404	73%
Senior Secured Loans—Second Lien	358,353	323,371	9%	332,741	292,342	8%
Other Senior Secured Debt	83,604	80,474	2%	102,348	95,337	3%
Subordinated Debt	344,105	326,594	9%	384,177	349,667	10%
Asset Based Finance	161,410	163,744	4%	158,720	161,624	4%
Equity/Other	111,718	74,852	2%	136,972	72,909	2%

Total	$3,809,962	$3,671,558	100%	$3,797,098	$3,611,283	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table summarizes the composition of FSIC III’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018 to include, on a look-through basis, the investments underlying the total return swap, as disclosed in Note 9 to FSIC III’s consolidated financial statements contained in this joint proxy statement/prospectus. The investments underlying the total return swap had a notional amount and market value of $123,158 and $120,812, respectively, as of March 31, 2019 and $145,371 and $141,279, respectively, as of December 31, 2018.

	March 31, 2019 (Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,850,487	$2,800,102	74%	$2,804,068	$2,757,436	74%
Senior Secured Loans—Second Lien	381,796	346,604	9%	356,184	315,589	8%
Other Senior Secured Debt	83,604	80,474	2%	102,348	95,337	3%
Subordinated Debt	344,105	326,594	9%	384,177	349,667	9%
Asset Based Finance	161,410	163,744	4%	158,720	161,624	4%
Equity/Other	111,718	74,852	2%	136,972	72,909	2%

Total	$3,933,120	$3,792,370	100%	$3,942,469	$3,752,562	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of FSIC III’s investment portfolio as of March 31, 2019 and December 31, 2018:

	March 31, 2019	December 31, 2018
Number of Portfolio Companies	148	157
% Variable Rate Debt Investments (based on fair value)(1)(2)	78.0%	75.9%
% Fixed Rate Debt Investments (based on fair value)(1)(2)	19.5%	21.3%
% Other Income Producing Investments (based on fair value)(3)	0.0%	0.4%
% Non-Income Producing Investments (based on fair value)(2)	1.8%	1.7%
% of Investments on Non-Accrual (based on fair value)	0.7%	0.7%
Weighted Average Annual Yield on Accruing Debt Investments(2)(4)	10.1%	10.5%

(1)	“Debt Investments” means investments that pay or are expected to pay a stated interest rate, stated dividend rate or other similar stated return.

(2)	Does not include investments on non-accrual status.

(3)

“Other Income Producing Investments” means investments that pay or are expected to pay interest, dividends or other income to FSIC III on an ongoing basis but do not have a stated interest rate, stated dividend rate or other similar stated return.

(4)

The Weighted Average Annual Yield on Accruing Debt Investments is computed as (1) the sum of (a) the stated annual interest rate, dividend date or other similar stated return of each Debt Investment, multiplied by its par amount, adjusted to U.S. dollars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accruing Debt Investment; divided by (ii) the total amortized cost of Debt Investments included in the calculated group as of the end of the applicable reporting period.

Based on FSIC III’s regular monthly cash distribution amount of  $0.058331 per share as of March 31, 2019 and FSIC III’s distribution reinvestment price of  $7.75 per share, the annualized distribution rate to stockholders as of March 31, 2019 was 9.03%. The annualized distribution rate to stockholders is expressed as a percentage equal to the projected annualized distribution amount per share divided by FSIC III’s distribution reinvestment price per share. FSIC III’s annualized distribution rate to stockholders may include income, realized capital gains and a return of investors’ capital. During the three months ended March 31, 2019, FSIC III’s total return was 2.54% and FSIC III’s total return without assuming reinvestment of distributions was 2.50%.

Based on FSIC III’s regular monthly cash distribution amount of $0.058331 per share as of December 31, 2018 and FSIC III’s distribution reinvestment price of $7.75 per share as of December 31, 2018, the annualized distribution rate to stockholders was 9.03%. During the year ended December 31, 2018, FSIC III’s total return was 0.71% and FSIC III’s total return without assuming reinvestment of distributions was 0.97%.

FSIC III’s weighted average annual yield on accruing debt investments may be higher than a stockholder’s yield on an investment in shares of FSIC III Common Stock. FSIC III’s weighted average annual yield on accruing debt investments does not reflect operating expenses that may be incurred by it. In addition, FSIC III’s weighted average annual yield on accruing debt investments and total return figures disclosed above do not consider the effect of any sales commissions or charges that may have been incurred in connection with the sale of shares of FSIC III Common Stock. FSIC III’s weighted average annual yield on accruing debt investments, total return and annualized distribution rate to stockholders do not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See the section entitled “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnote 6 to the financial highlights table included in Note 11 to FSIC III’s unaudited consolidated financial statements included in this joint proxy statement/prospectus for information regarding the calculations of FSIC III’s total return.

Direct Originations

The following table presents certain selected information regarding FSIC III’s direct originations as of March 31, 2019 and December 31, 2018:

Characteristics of All Direct Originations Held in Portfolio	March 31, 2019	December 31, 2018
Number of Portfolio Companies	66	64
% of Investments on Non-Accrual (based on fair value)	0.1%	0.2%
Total Cost of Direct Originations	$2,895,432	$2,666,284
Total Fair Value of Direct Originations	$2,797,486	$2,580,206
% of Total Investments, at Fair Value	76.2%	71.4%
Weighted Average Annual Yield on Accruing Debt Investments(1)	10.1%	10.4%

(1)

The Weighted Average Annual Yield on Accruing Debt Investments is computed as (i) the sum of  (a) the stated annual interest rate, dividend rate or other similar stated return of each Debt Investment, multiplied by its par amount, adjusted to U.S. dollars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accruing Debt Investment; divided by (ii) the total amortized cost of Debt Investments included in the calculated group as of the end of the applicable reporting period. Does not include Debt Investments on non-accrual status.

Portfolio Composition by Industry Classification

See Note 6 to FSIC III’s unaudited consolidated financial statements included in this joint proxy statement/prospectus for additional information regarding the composition of FSIC III’s investment portfolio by industry classification.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, the Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in FSIC III’s portfolio. The Advisor uses an investment rating scale of 1 to 4. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Performing investment—generally executing in accordance with plan and there are no concerns about the portfolio company’s performance or ability to meet covenant requirements.

2	Performing investment—no concern about repayment of both interest and FSIC III’s cost basis but company’s recent performance or trends in the industry require closer monitoring.

3	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

4	Underperforming investment—concerns about the recoverability of principal or interest.

The following table shows the distribution of FSIC III’s investments on the 1 to 4 investment rating scale at fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019		December 31, 2018
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$2,257,444	61%	$2,119,219	59%
2	1,283,767	35%	1,372,565	38%
3	67,786	2%	75,146	2%
4	62,561	2%	44,353	1%

Total	$3,671,558	100%	$3,611,283	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect FSIC III’s expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended March 31, 2019 and 2018

Revenues

FSIC III’s investment income for the three months ended March 31, 2019 and 2018 was as follows:

	Three Months Ended March 31,
	2019		2018
	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$85,890	88%	$75,167	90%
Paid-in-kind interest income	4,843	5%	6,388	7%
Fee income	6,801	7%	2,261	3%
Dividend income	256	0%	—	—

Total investment income(1)	$97,790	100%	$83,816	100%

(1)

For the three months ended March 31, 2019 and 2018, such revenues represent $91,143 and $76,581, respectively, of cash income earned as well as $6,647 and $7,235, respectively, in non-cash portions relating to accretion of discount and PIK interest. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The level of interest income FSIC III receives is generally related to the balance of income-producing investments multiplied by the weighted average yield of FSIC III’s investments. Fee income is transaction based, and typically consists of prepayment fees and structuring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The increase in interest income during the three months ended March 31, 2019 compared to the three months ended March 31, 2018 can be primarily attributed to the higher average invested balance during the quarter ended March 31, 2019, compared to the quarter ended March 31, 2018. The increase in fee income during the three months ended March 31, 2019 compared to the three months ended March 31, 2018 was primarily due to the increase of origination activity during the three months ended March 31, 2019 compared to the three months ended March 31, 2018.

Expenses

FSIC III’s operating expenses for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Management fees	$14,870	$19,078
Subordinated income incentive fees	12,108	1,623
Administrative services expenses	738	854
Stock transfer agent fees	412	387
Accounting and administrative fees	258	277
Interest expense	21,565	14,692
Directors’ fees	95	450
Expenses associated with FSIC III’s independent audit and related fees	99	99
Legal fees	74	34
Printing fees	291	250
Other	469	401

Operating expenses	50,979	38,145
Management fee waiver	—	(2,385)

Net expenses	$50,979	$35,760

The following table reflects selected expense ratios as a percent of average net assets for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
Ratio of operating expenses to average net assets	2.31%	1.61%
Ratio of management fee waiver to average net assets(1)	—	(0.10)%

Ratio of net operating expenses to average net assets	2.31%	1.51%
Ratio of incentive fees and interest expense to average net assets(1)	(1.53)%	(0.69)%

Ratio of net operating expenses to average net assets, excluding certain expenses	0.78%	0.82%

(1)	Data may be rounded in order to recompute the ending ratio of net operating expenses to average net assets, excluding certain expenses.

Incentive fees and interest expense, among other things, may increase or decrease FSIC III’s expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under FSIC III’s financing facilities and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

FSIC III’s net investment income totaled $46,811 ($0.16 per share) and $48,056 ($0.17 per share) for the three months ended March 31, 2019 and 2018, respectively. The decrease in net investment income for the three months ended March 31, 2019 can be attributed to the increase in interest income as discussed above, offset by higher incentive fees and interest expense.

Net Realized Gains or Losses

FSIC III’s net realized gains (losses) on investments, total return swap and foreign currency for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Net realized gain (loss) on investments(1)	$(37,441)	$(22,865)
Net realized gain (loss) on total return swap	(15,004)	5,285
Net realized gain (loss) on foreign currency	15	226

Total net realized gain (loss)	$(52,430)	$(17,354)

(1)

FSIC III sold investments and received principal repayments of  $164,714 and $193,051, respectively, during the three months ended March 31, 2019 and $95,274 and $66,621, respectively, during the three months ended March 31, 2018.

Net Change in Unrealized Appreciation (Depreciation)

FSIC III’s net change in unrealized appreciation (depreciation) on investments, total return swap and interest rate swaps and unrealized gain (loss) on foreign currency for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Net change in unrealized appreciation (depreciation) on investments	$47,411	$(27,268)
Net change in unrealized appreciation (depreciation) on total return swap	21,152	2,196
Net change in unrealized appreciation (depreciation) on interest rate swaps	(5,994)	—
Net change in unrealized gain (loss) on foreign currency	(204)	(41)

Total net change in unrealized appreciation (depreciation)	$62,365	$(25,113)

During the three months ended March 31, 2019, the net change in unrealized appreciation (depreciation) was driven primarily by increased valuations in a few of FSIC III’s equity investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended March 31, 2019 and 2018, the net increase in net assets resulting from operations was $56,746 ($0.20 per share) and $5,589 ($0.02 per share), respectively.

Comparison of the Years Ended December 31, 2018, 2017 and 2016

Revenues

FSIC III’s investment income for the years ended December 31, 2018, 2017 and 2016 was as follows:

	Year Ended December 31,
	2018		2017		2016
	Amount	Percentage of Total Income	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$300,927	86%	$311,376	84%	$279,717	85%
Paid-in-kind interest income	28,938	8%	25,112	7%	18,023	5%
Fee income	19,965	6%	32,128	9%	31,281	10%
Dividend income	430	0%	74	0%	—	—

Total investment income(1)	$350,260	100%	$368,690	100%	$329,021	100%

(1)

Such revenues represent $316,601, $337,578 and $303,049 of cash income earned as well as $33,659, $31,112 and $25,972 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2018, 2017 and 2016, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The level of interest income FSIC III receives is generally related to the balance of income-producing investments multiplied by the weighted average yield of FSIC III’s investments. Fee income is transaction based, and typically consists of prepayment fees and structuring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The decrease in interest income during the year ended December 31, 2018 compared to the year ended December 31, 2017 can be primarily attributed to the prepayment of certain higher yielding assets. The decrease in fee income during the year ended December 31, 2018 compared to the year ended December 31, 2017 was primarily due to the decrease in structuring activity during the year ended December 31, 2018 compared to December 31, 2017.

The increase in the amount of interest income and fee income during the year ended December 31, 2017 compared to the year ended December 31, 2016 was primarily due to fees associated with the prepayment of several large investments and the acceleration of original issue discount.

Expenses

FSIC III’s operating expenses for the years ended December 31, 2018, 2017 and 2016 were as follows:

	Year Ended December 31,
	2018	2017	2016
Management fees	$60,548	$76,616	$67,573
Subordinated income incentive fees	35,156	40,765	39,754
Administrative services expenses	3,026	2,567	2,922
Stock transfer agent fees	1,625	1,570	1,613
Accounting and administrative fees	1,102	1,127	1,019
Interest expense	65,757	52,707	39,584
Directors’ fees	1,095	1,062	1,010
Offering costs	—	3,454	1,273
Expenses associated with FSIC III’s independent audit and related fees	402	496	396
Legal fees	392	426	420
Printing fees	488	728	1,911
Other	1,533	1,841	1,851

Operating expenses	171,124	183,359	159,326
Management fees waiver	(2,594)	(8,754)	—

Net expenses	$168,530	$174,605	$159,326

The following table reflects selected expense ratios as a percent of average net assets for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017	2016
Ratio of operating expenses to average net assets	7.38%	7.64%	7.51%
Ratio of management fee waiver to average net assets(1)	(0.11)%	(0.37)%	—

Ratio of net operating expenses to average net assets	7.27%	7.27%	7.51%
Ratio of incentive fees, interest expense and offering costs to average net assets(1)	4.35%	4.03%	3.81%

Ratio of net operating expenses, excluding certain expenses, to average net assets	2.92%	3.24%	3.70%

(1)	Data may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

Incentive fees and interest expense, among other things, may increase or decrease FSIC III’s expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under FSIC III’s financing facilities and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

FSIC III’s net investment income totaled $181,730 ($0.63 per share), $194,085 ($0.69 per share) and $169,695 ($0.65 per share) for the years ended December 31, 2018, 2017 and 2016, respectively. The decrease in net investment income for the year ended December 31, 2018 compared to December 31, 2017 can be attributed to the decrease in interest and fee income as discussed above.

Net Realized Gains or Losses

FSIC III’s net realized gains (losses) on investments, total return swap, secured borrowing and foreign currency for the years ended December 31, 2018, 2017 and 2016 were as follows:

	Year Ended December 31,
	2018	2017	2016
Net realized gain (loss) on investments(1)	$(56,629)	$(14,149)	$(47,149)
Net realized gain (loss) on total return swap	12,952	24,011	15,785
Net realized gain (loss) on secured borrowing	—	(100)	—
Net realized gain (loss) on foreign currency	(268)	1,169	—

Total net realized gain (loss)	$(43,945)	$10,931	$(31,364)

(1)

FSIC III sold investments and received principal repayments of $868,537 and $429,584, respectively, during the year ended December 31, 2018, $540,022 and $695,478, respectively, during the year ended December 31, 2017, and $523,654 and $590,384, respectively, during the year ended December 31, 2016.

Net Change in Unrealized Appreciation (Depreciation)

FSIC III’s net change in unrealized appreciation (depreciation) on investments, total return swap, swap contracts and secured borrowing and unrealized gain (loss) on foreign currency for the years ended December 31, 2018, 2017 and 2016 were as follows:

	Year Ended December 31,
	2018	2017	2016
Net change in unrealized appreciation (depreciation) on investments	$(94,196)	$(85,788)	$184,064
Net change in unrealized appreciation (depreciation) on total return swap	(18,306)	(15,159)	37,330
Net change in unrealized appreciation (depreciation) on interest rate swaps	(2,614)	—	—
Net change in unrealized appreciation (depreciation) on secured borrowing	—	239	(239)
Net change in unrealized gain (loss) on foreign currency	(17)	191	—

Total net change in unrealized appreciation (depreciation)	$(115,133)	$(100,517)	$221,155

During the year ended December 31, 2018, the net change in unrealized appreciation (depreciation) on FSIC III’s investments, TRS and swap contracts was driven by increased general depreciation across the portfolio.

During the year ended December 31, 2017, the net change in unrealized appreciation (depreciation) on FSIC III’s investments, TRS and secured borrowing was primarily driven by reduced valuations in certain equity investments along with increased depreciation across several of FSIC III’s syndicated debt investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the years ended December 31, 2018, 2017 and 2016, the net increase (decrease) in net assets resulting from operations was $22,652 ($0.08 per share), $104,499 ($0.37 per share) and $359,486 ($1.37 per share), respectively.

Financial Condition, Liquidity and Capital Resources

Overview

As of December 31, 2018, FSIC III had $67,348 in cash and foreign currency, which FSIC III or its wholly-owned financing subsidiaries held in custodial accounts, and $128,764 in cash held as collateral by Citibank under the terms of the total return swap. In addition, as of December 31, 2018, FSIC III had $4,629 in capacity available under the total return swap and $750,406 in borrowings available under its other financing arrangements, subject to borrowing base and other limitations. As of December 31, 2018, FSIC III also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of December 31, 2018, FSIC III had unfunded debt investments with aggregate unfunded commitments of $128,454 and unfunded equity commitments of $47.

As of March 31, 2019, FSIC III had $64,066 in cash and foreign currency, which FSIC III and its wholly-owned financing subsidiaries held in custodial accounts, and $46,915 in cash held as collateral by Citibank under the terms of the total return swap. In addition, as of March 31, 2019, FSIC III had $26,842 in capacity available under the total return swap and $553,270 in borrowings available under its financing arrangements, subject to borrowing base and other limitations. As of March 31, 2019, FSIC III also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of March 31, 2019, FSIC III had unfunded debt investments with aggregate unfunded commitments of $110,981 and unfunded equity commitments of $47. FSIC III maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise.

FSIC III currently generates cash primarily from cash flows from fees, interest and dividends earned from its investments as well as from the issuance of shares under the DRP, and principal repayments and proceeds from sales of FSIC III’s investments. To seek to enhance FSIC III’s returns, FSIC III also employs leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed 50% of the value of FSIC III’s assets, as required by the 1940 Act.

Prior to investing in securities of portfolio companies, FSIC III invests the cash received from fees, interest and dividends earned from its investments and from the issuance of shares under the DRP, as well as principal repayments and proceeds from sales of its investments primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with FSIC III’s BDC election and FSIC III’s election to be taxed as a RIC.

Financing Arrangements

The following table presents summary information with respect to FSIC III’s outstanding financing arrangements as of March 31, 2019:

Arrangement	Type of Arrangement	Rate		Amount Outstanding		Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage Facility	L+1.25%		$52,500		$197,500	June 15, 2019(2)
Deutsche Bank Credit Facility(1)	Revolving Credit Facility	L+2.00%		300,000		200,000	February 26, 2024
JPM Credit Facility(1)	Revolving Credit Facility	L+2.50%		400,000		—	July 15, 2022
Goldman Facility(1)	Repurchase Agreement	L+2.50%		300,000		—	July 15, 2019
Senior Secured Revolving Credit Facility(1)	Revolving Credit Facility	L+2.00% - 2.25	%(3)	494,230	(4)	155,770	August 9, 2023

Total				$1,546,730		$553,270

Citibank Total Return Swap	Total Return Swap	L+1.55%		$123,158		$26,842	N/A	(5)

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)

As described in Note 9 to FSIC III’s consolidated financial statements contained in this joint proxy statement/prospectus, this facility generally is terminable upon 270 days’ notice by either party. On September 18, 2018, Burholme Funding LLC gave notice of its intent to terminate the facility on June 15, 2019.

(3)	The spread over LIBOR is determined by reference to the ratio of the value of the borrowing base to the aggregate amount of certain outstanding indebtedness of FSIC III.

(4)

Amount includes borrowings in U.S. dollars, Canadian dollars and Euros. Canadian dollar balance outstanding of CAD $37,100 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.75 as of March 31, 2019 and Euro balance outstanding of €1,300 has been converted to U.S. dollars at an exchange rate of EUR €1.00 to $1.12 as of March 31, 2019 to reflect total amount outstanding in U.S. dollars.

(5)

The total return swap may be terminated by Center City Funding at any time, subject to payment of an early termination fee if prior to June 30, 2019, or by Citibank on or after June 30, 2019, in each case, in whole or in part, upon prior written notice to the other party.

For additional information regarding FSIC III’s financing arrangements, see Note 9 to FSIC III’s consolidated financial statements contained in this joint proxy statement/prospectus.

RIC Status and Distributions

FSIC III has elected to be subject to tax as a RIC under Subchapter M of the Code. In order to qualify for RIC tax treatment, FSIC III must, among other things, make distributions of an amount at least equal to 90% of its “investment company taxable income,” determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. FSIC III intends to make sufficient distributions to FSIC III’s stockholders to qualify for and maintain its RIC tax status each tax year. FSIC III is also subject to a 4% nondeductible federal excise tax on certain undistributed income unless it makes distributions in a timely manner to its stockholders generally of an amount at least equal to the sum of  (1) 98% of FSIC III’s net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of FSIC III’s capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which FSIC III paid no U.S. federal income tax. Any distribution declared by FSIC III during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by FSIC III’s U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. FSIC III can offer no assurance that it will achieve results that will permit FSIC III to pay any cash distributions. If FSIC III issues senior securities, it will be prohibited from making distributions if doing so causes FSIC III to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of its borrowings.

Subject to applicable legal restrictions and the sole discretion of the FSIC III Board, FSIC III currently declares cash distributions on a quarterly basis and pays regular cash distributions to its stockholders on a monthly basis. FSIC III will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of FSIC III Common Stock are issued to such stockholder. From time to time, FSIC III may also pay special interim distributions in the form of cash or shares of FSIC III Common Stock at the discretion of the FSIC III Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the FSIC III Board.

During certain periods, FSIC III distributions may exceed its earnings. As a result, it is possible that a portion of the distributions FSIC III makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from FSIC III’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to FSIC III stockholders. No portion of the distributions paid during the three months ended March 31, 2019 and 2018 represented a return of capital.

FSIC III intends to continue to make its regular distributions in the form of cash, out of assets legally available for distribution, except for those stockholders who elect to receive their distributions in the form of shares of FSIC III Common Stock under the DRP. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

The following table reflects the cash distributions per share that FSIC III has declared and paid on FSIC III Common Stock during the three months ended March 31, 2019 and 2018:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2018
March 31, 2018	$0.17499	$50,490
Fiscal 2019
March 31, 2019	$0.17499	$50,467

See Note 5 to FSIC III’s consolidated financial statements contained in this joint proxy statement/prospectus for additional information regarding FSIC III’s distributions, including a reconciliation of FSIC III’s GAAP-basis net investment income to its tax-basis net investment income for the three months ended March 31, 2019 and 2018.

Critical Accounting Policies

FSIC III’s financial statements are prepared in conformity with GAAP, which requires it to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including FSIC III’s past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of FSIC III’s results of operations to those of companies in similar businesses. As FSIC III executes its operating plans, it will describe additional critical accounting policies in the notes to its future financial statements in addition to those discussed below.

Valuation of Portfolio Investments.

FSIC III determines the fair value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the FSIC III Board. In connection with that determination, the Advisor provides the FSIC III Board with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”) issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, FSIC III undertakes a multi-step valuation process each quarter, as described below:

•

FSIC III’s quarterly fair valuation process begins with the Advisor reviewing and documenting valuations of each portfolio company or investment, which valuations are obtained from an independent third-party valuation service and provide a valuation range;

•	the Advisor then provides the valuation committee of the FSIC III Board with its valuation recommendation for each portfolio company or investment along with supporting materials;

•	preliminary valuations are then discussed with the valuation committee;

•

the FSIC III valuation committee reviews the preliminary valuations and the Advisor, together with FSIC III’s independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that the FSIC III Board approves its fair valuations; and

•

the FSIC III Board discusses the valuations and determines the fair value of each such investment in FSIC III’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to FSIC III’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on FSIC III’s consolidated financial statements. In making its determination of fair value, the FSIC III Board may use any approved independent third-party pricing or valuation services. However, the FSIC III Board is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that the FSIC III Board deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor, any approved independent third party valuation services and the FSIC III Board may consider when determining the fair value of its investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, FSIC III may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing FSIC III’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FSIC III’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The FSIC III Board, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or FSIC III’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor, any approved independent third-party valuation services and the FSIC III Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor, any approved independent third-party valuation services and the FSIC III Board may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the FSIC III Board, in consultation with the Advisor and any approved independent third party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of FSIC III’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When FSIC III receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The FSIC III Board subsequently values these warrants or other equity securities received at their fair value.

The fair values of FSIC III’s investments are determined in good faith by the FSIC III Board. The FSIC III Board is responsible for the valuation of FSIC III’s portfolio investments at fair value as determined in good faith pursuant to FSIC III’s valuation policy and consistently applied valuation process. The FSIC III Board has delegated day-to-day responsibility for implementing FSIC III’s valuation policy to the Advisor, and has authorized the Advisor to utilize independent third-party valuation and pricing services that have been approved by the FSIC III Board. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

See Note 8 to FSIC III’s consolidated financial statements included in this joint proxy statement/prospectus for additional information regarding the fair value of FSIC III’s financial instruments.

Derivative Instruments

FSIC III recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by FSIC III are not designated as hedging instruments, and as a result, FSIC III presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gains (losses) on derivative instruments in the condensed consolidated statements of operations. As of December 31, 2018, FSIC III’s instruments included interest rate swaps.

Revenue Recognition

Security transactions are accounted for on the trade date. FSIC III records interest income on an accrual basis to the extent that it expect to collect such amounts. FSIC III records dividend income on the ex-dividend date. Distributions received from limited liability company and limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. FSIC III does not accrue as a receivable interest or dividends on loans and securities if it have reason to doubt its ability to collect such income. FSIC III’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. FSIC III considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that FSIC III will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on FSIC III’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and FSIC III amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. FSIC III records prepayment premiums on loans and securities as fee income when it receives such amounts.

Effective January 1, 2018, FSIC III adopted ASC Topic 606, Revenue from Contracts with Customers, using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption. FSIC III did not identify any in-scope contracts that had not been completed as of the date of adoption and, as a result, FSIC III did not recognize a cumulative effect on stockholders’ equity in connection with the adoption of the new revenue recognition guidance.

The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. Under the new revenue recognition guidance, which FSIC III has applied to all new in-scope contracts as of the date of adoption, structuring and other upfront fees are recognized as revenue based on the transaction price as the performance obligation is fulfilled. The related performance obligation consists of structuring activities and is satisfied over time as such activities are performed. Consideration is variable and is constrained from being included in the transaction price until the uncertainty associated with the variable consideration is resolved, typically as of the trade date of the related transaction. Payment is typically due on the settlement date of the related transaction.

For the three months ended March 31, 2019, FSIC III recognized $6,095 in structuring fee revenue under the new revenue recognition guidance and included such revenue in the fee income line item on FSIC III’s consolidated statement of operations. Comparative periods are presented in accordance with revenue recognition guidance effective prior to January 1, 2018, under which FSIC III recorded structuring and other non-recurring upfront fees as income when earned. FSIC III has determined that the adoption of the new revenue recognition guidance did not have a material impact on the amount of revenue recognized for the three months ended March 31, 2019.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. FSIC III measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Uncertainty in Income Taxes

FSIC III evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in FSIC III’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. FSIC III recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the three months ended March 31, 2019 and 2018, FSIC III did not incur any interest or penalties.

See Note 2 to FSIC III’s unaudited consolidated financial statements included herein for additional information regarding FSIC III’s significant accounting policies.

Contractual Obligations

FSIC III has entered into an agreement with the Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the FSIC III Investment Advisory Agreement are equal to (a) an annual base management fee based on the average weekly value of FSIC III’s gross assets and (b) an incentive fee based on FSIC III’s performance. The Advisor is reimbursed for administrative expenses incurred on FSIC III’s behalf. See Note 4 to FSIC III’s consolidated financial statements included in this joint proxy statement/prospectus for a discussion of this agreement and for the amount of fees and expenses accrued under similar agreements with FSIC III Advisor during the three months ended March 31, 2018.

A summary of FSIC III’s significant contractual payment obligations related to the repayment of its outstanding indebtedness at March 31, 2019 is as follows:

		Payments Due By Period
	Maturity Date(1)	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
BNP Facility(2)	June 15, 2019	$52,500	$52,500	—	—	—
Deutsche Bank Credit Facility(3)	February 26, 2024	$300,000	—	—	$300,000	—
JPM Credit Facility(4)	July 15, 2022	$400,000	—	—	$400,000	—
Goldman Facility(4)	July 15, 2019	$300,000	$300,000	—	—	—
Senior Secured Revolving Credit Facility(5)	August 9, 2023	$494,230	—	—	$494,230	—

(1)	Amounts outstanding under the financing arrangements will mature, and all accrued and unpaid interest thereunder will be due and payable, on the maturity date.

(2)

At March 31, 2019, $197,500 remained unused under the BNP Facility. The BNP Facility generally is terminable upon 270 days’ notice by either party. On September 18, 2018, Burholme Funding LLC gave notice of its intent to terminate the facility on June 15, 2019.

(3)	At March 31, 2019, $200,000 remained unused under the Deutsche Bank Credit Facility.

(4)	At March 31, 2019, no amounts remained unused under the financing arrangement.

(5)

At March 31, 2019, $155,770 remained unused under the Senior Secured Revolving Credit Facility. Amount includes borrowings in U.S. dollars, Canadian dollars and Euros. Canadian dollar balance outstanding of CAD $37,100 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.75 as of March 31, 2019 and Euro balance outstanding of €1,300 has been converted to U.S. dollars at an exchange rate of EUR €1.00 to $1.12 as of March 31, 2019 to reflect total amount outstanding in U.S. dollars.

Off-Balance Sheet Arrangements

FSIC III currently has no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

Recent Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement-Disclosures Framework-Changes to Disclosure Requirements of Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. FSIC III is currently evaluating the impact of ASU 2018-13 on its financial statements.

Quantitative and Qualitative Disclosures About Market Risk.

Interest Rate Risk

FSIC III is subject to financial market risks, including changes in interest rates. As of March 31, 2019, 78.0% of FSIC III’s portfolio investments (based on fair value) were debt investments paying variable interest rates and 19.5% were debt investments paying fixed interest rates, while 0.0% were other income producing investments, 1.8% were of non-income producing investments and the remaining 0.7% consisting of investments on non-accrual status. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments FSIC III holds and to declines in the value of any fixed rate investments FSIC III holds. However, many of FSIC III’s variable rate investments provide for an interest rate floor, which may prevent FSIC III’s interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of FSIC III’s investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for FSIC III to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in FSIC III’s net investment income and to the amount of incentive fees payable to the Advisor with respect to FSIC III’s increased pre-incentive fee net investment income.

Subject to the requirements of the 1940 Act, FSIC III may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. Although hedging activities may insulate FSIC III against adverse changes in interest rates, they may also limit FSIC III’s ability to participate in the benefits of lower interest rates. As of March 31, 2019, FSIC III has four pay-fixed, receive-floating interest rate swaps which FSIC III pays an annual fixed rate of 2.59% to 2.81% and receives three-month LIBOR on an aggregate notional amount of $540 million. The interest rate swaps have quarterly settlement payments.

Pursuant to the terms of the total return swap between Center City Funding and Citibank, Center City Funding pays fees to Citibank at a floating rate equal to one-month LIBOR plus 1.55% per annum on the utilized notional amount of the loans subject to the total return swap in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of  $150,000. Pursuant to the terms of the BNP facility, Deutsche Bank credit facility, JPM credit facility and Goldman facility, borrowings are at a floating rate based on LIBOR. To the extent that any present or future credit facilities, total return swap agreements or other financing arrangements that FSIC III or any of its subsidiaries enter into are based on a floating interest rate, FSIC III will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when FSIC III or its subsidiaries have such debt outstanding or financing arrangements in effect, FSIC III’s interest expense would increase, which could reduce its net investment income, especially to the extent it holds fixed rate investments.

The following table shows the effect over a twelve month period of changes in interest rates on FSIC III’s interest income, interest expense and net interest income, assuming no changes in the composition of FSIC III’s investment portfolio, including the accrual status of FSIC III’s investments, and FSIC III’s financing arrangements in effect as of March 31, 2019 (dollar amounts are presented in thousands):

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 100 basis points	$(29,089)	$(20,737)	$(8,351)	(3.1)%
No change	—	—	—	—
Up 100 basis points	$29,383	$20,737	$8,646	3.2%
Up 300 basis points	$90,001	$62,211	$27,790	10.4%
Up 500 basis points	$150,770	$103,686	$47,084	17.6%

(1)

Assumes no defaults or prepayments by portfolio companies over the next twelve months. Includes the net effect of the change in interest rates on the unrealized appreciation (depreciation) on the total return swap. Pursuant to the total return swap, Center City Funding receives from Citibank all interest payable in respect of the loans included in the total return swap and pays to Citibank interest at a rate equal to one-month LIBOR plus 1.55% per annum on the utilized notional amount of the loans subject to the total return swap. As of March 31, 2019, all of the loans underlying the total return swap (based on fair value) paid variable interest rates.

FSIC III expects that its long-term investments will be financed primarily with equity and debt. If deemed prudent, FSIC III may use interest rate risk management techniques in an effort to minimize its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on FSIC III’s business, financial condition and results of operations.
In addition, FSIC III may have risk regarding portfolio valuation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FSIC III-Critical Accounting Policies-Valuation of Portfolio Investments.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CORPORATE CAPITAL TRUST II

Overview

CCT II is a non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. CCT II commenced operations on March 1, 2016 when CCT II satisfied CCT II’s minimum offering requirement. Formed as a Delaware statutory trust on August 12, 2014, CCT II was externally CNL Fund Advisors II, LLC, as investment adviser (“CNL”) and KKR Credit, as investment sub-adviser (together with CNL, “CCT II’s Former Advisors”) through April 8, 2018 under the CCT II Former Investment Advisory Agreement and the CCT II Former Administrative Services Agreement.

On April 9, 2018, CCT II entered into the CCT II Investment Advisory Agreement with the Advisor. The CCT II Investment Advisory Agreement replaced the CCT II Former Investment Advisory Agreement with KKR and CNL. In addition, CCT II entered into the CCT II Administrative Services Agreement, which replaced the CCT II Former Administrative Services Agreement between CCT II and CNL.

Through April 8, 2018, CCT II’s Former Advisors were, and commencing April 9, 2018, CCT II’s Advisor is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, determining the securities and other assets that CCT II purchases, retains or sells and monitoring CCT II’s portfolio on an ongoing basis, as well as providing the administrative services necessary for CCT II to operate. CCT II’s Former Advisors were, and CCT II’s Advisor is, registered as investment advisers with the SEC.

CCT II’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. CCT II pursues CCT II’s investment objectives by investing primarily in the debt of middle market U.S. companies with a focus on originated transactions sourced through the network of the Advisor and its affiliates. CCT II define direct originations as any investment where the Advisor or its affiliates negotiates the terms of the transaction beyond just the price, which, for example, may include negotiating financial covenants, maturity dates or interest rate terms. These directly originated transactions include participation in other originated transactions where there may be third parties involved, or a bank acting as an intermediary, for a closely held club, or similar transactions.

CCT II’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although CCT II does not expect a significant portion of CCT II’s portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which CCT II may invest. CCT II may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the OTC market or directly from CCT II’s target companies as primary market or directly originated investments. In connection with CCT II’s debt investments, CCT II may on occasion receive equity interests such as warrants or options as additional consideration. CCT II may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in CCT II’s target companies, generally in conjunction with one of CCT II’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of CCT II’s portfolio may be comprised of corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor CCT II’s investment focus as market conditions evolve. Depending on market conditions, CCT II may increase or decrease CCT II’s exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities reflects a lower value than deemed warranted by the Advisor’s fundamental analysis, which may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and structured products.

The senior secured loans, second lien secured loans and senior secured bonds in which CCT II invests generally have stated terms of three to seven years and subordinated debt investments that CCT II make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in CCT II’s portfolio. CCT II’s debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). CCT II also invests in non-rated debt securities.

Revenues

The principal measure of CCT II’s financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on foreign currency, net unrealized appreciation or depreciation on investments and net unrealized gain or loss on foreign currency. Net investment income is the difference between CCT II’s income from interest, dividends, fees and other investment income and CCT II’s operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost, including the respective realized gain or loss on foreign currency for those foreign denominated investment transactions. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currency fluctuations. Net unrealized appreciation or depreciation on investments is the net change in the fair value of CCT II’s investment portfolio, including the respective unrealized gain or loss on foreign currency for those foreign denominated investments. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations.

CCT II principally generates revenues in the form of interest income on the debt investments CCT II holds. In addition, CCT II may generate revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. CCT II may also generate revenues in the form of dividends and other distributions on the equity or other securities CCT II holds.

Expenses

CCT II’s primary operating expenses include the payment of management and incentive fees and other expenses under the Investment Advisory Agreement and the Administrative Services Agreement, interest expense from financing arrangements and other indebtedness, and other expenses necessary for CCT II’s operations. The management and incentive fees compensate the Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing CCT II’s investments.

The Advisor oversees CCT II’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Advisor also performs, or oversees the performance of, CCT II’s corporate operations and required administrative services, which includes being responsible for the financial records that CCT II is required to maintain and preparing reports for CCT II’s stockholders and reports filed with the SEC. In addition, the Advisor assists CCT II in calculating CCT II’s NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to CCT II’s stockholders, and generally overseeing the payment of CCT II’s expenses and the performance of administrative and professional services rendered to CCT II by others.

Pursuant to the CCT II Administrative Services Agreement, CCT II reimburses the Advisor for expenses necessary to perform services related to CCT II’s administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to CCT II on behalf of the Advisor. CCT II reimburses the Advisor quarterly for expenses necessary to perform services related to CCT II’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that CCT II estimates CCT II would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to CCT II based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. CCT II’s board of trustees reviews the methodology employed in determining how the expenses are allocated to CCT II and the proposed allocation of administrative expenses among CCT II and certain affiliates of the Advisor and assesses the reasonableness of such reimbursements.

CCT II bears all other expenses of CCT II’s operations and transactions, including all other expenses incurred by the Advisor in performing services for CCT II and administrative personnel paid by FS Investments and KKR Credit.

In addition, CCT II has contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by CCT II and performing testing with respect to RIC compliance.

Portfolio Investment Activity for the Three Months Ended March 31, 2019 and for the Year Ended December 31, 2018

Total Portfolio Activity

The following tables present certain selected information regarding CCT II’s portfolio investment activity for the three months ended March 31, 2019 and the year ended December 31, 2018:

Net Investment Activity	For the Three Months Ended March 31, 2019	For the Year Ended December 31, 2018
Purchases	$14,006	$97,488
Sales and Repayments	(12,078)	(78,749)

Net Portfolio Activity	$1,928	$18,739

	For the Three Months Ended March 31, 2019		For the Year Ended December 31, 2018
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$9,848	70.3%	$48,862	50.1%
Senior Secured Loans—Second Lien	2,491	17.8%	14,237	14.6%
Other Senior Secured Debt	—	—	9,280	9.5%
Subordinated Debt	1,258	9.0%	19,309	19.8%
Asset Based Finance	277	2.0%	5,756	5.9%
Equity/Other	132	0.9%	44	0.1%

Total	$14,006	100.0%	$97,488	100.0%

The following table summarizes the composition of CCT II’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019 (Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$101,980	$97,762	54.6%	$97,236	$93,777	53.6%
Senior Secured Loans—Second Lien	36,519	35,731	19.9%	35,686	34,277	19.6%
Other Senior Secured Debt	8,833	8,487	4.7%	10,195	9,485	5.4%
Subordinated Debt	27,779	26,537	14.8%	29,274	26,840	15.3%
Asset Based Finance	6,033	6,299	3.5%	6,852	6,729	3.8%
Equity/Other	4,254	4,414	2.5%	4,122	4,058	2.3%

Total	$185,398	$179,230	100.0%	$183,365	$175,166	100.0%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of CCT II’s investment portfolio as of March 31, 2019 and December 31, 2018:

	March 31, 2019	December 31, 2018
Number of Portfolio Companies	88	94
% Variable Rate Debt Investments (based on fair value)(1)(2)	76.7%	74.6%
% Fixed Rate Debt Investments (based on fair value)(1)(2)	18.8%	20.8%
% Other Income Producing Investments (based on fair value)(3)	4.3%	4.0%
% Non-Income Producing Investments (based on fair value)(2)	0.2%	0.6%
% of Investments on Non-Accrual (based on fair value)	0.0%	0.0%
Weighted Average Annual Yield on Accruing Debt Investments(2)(4)	9.6%	9.5%

(1)	“Debt Investments” means investments that pay or are expected to pay a stated interest rate, stated dividend rate or other similar stated return.

(2)	Does not include investments on non-accrual status.

(3)

“Other Income Producing Investments” means investments that pay or are expected to pay interest, dividends or other income to CCT II on an ongoing basis but do not have a stated interest rate, stated dividend rate or other similar stated return.

(4)

The Weighted Average Annual Yield on Accruing Debt Investments is computed as (i) the sum of (a) the stated annual interest rate, dividend rate or other similar stated return of each Debt Investment, multiplied by its par amount, adjusted to U.S. dollars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accruing Debt Investment; divided by (ii) the total amortized cost of Debt Investments included in the calculated group as of the end of the applicable reporting period.

For the three months ended March 31, 2019, CCT II’s total return based on NAV was 3.46% as compared to 2.02% for the three months ended March 31, 2018. See footnote 7 to the table included in Note 11 to CCT II’s unaudited financial statements included herein for information regarding the calculation of CCT II’s total return based on NAV.

Direct Originations

The following table presents certain selected information regarding CCT II’s direct originations as of March 31, 2019 and December 31, 2018:

Characteristics of All Direct Originations held in Portfolio	March 31, 2019	December 31, 2018
Number of Portfolio Companies	32	31
% of Investments on Non-Accrual	—	—
Total Cost of Direct Originations	$84,285	$73,193
Total Fair Value of Direct Originations	$83,430	$72,053
% of Total Investments, at Fair Value	46.5%	41.1%
Weighted Average Annual Yield on Accruing Debt Investments(1)	9.3%	10.4%

(1)

The Weighted Average Annual Yield on Accruing Debt Investments is computed as (i) the sum of (a) the stated annual interest rate, dividend rate or other similar stated return of each Debt Investment, multiplied by its par amount, adjusted to U.S. dollars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accruing Debt Investment; divided by (ii) the total amortized cost of Debt Investments included in the calculated group as of the end of the applicable reporting period.

Portfolio Composition by Industry Classification

See Note 6 to CCT II’s unaudited financial statements included herein for additional information regarding the composition of CCT II’s investment portfolio by industry classification.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, the Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in CCT II’s portfolio. The Advisor uses an investment rating scale of 1 to 4. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Performing investment—generally executing in accordance with plan and there are no concerns about the portfolio company’s performance or ability to meet covenant requirements.

2	Performing investment—no concern about repayment of both interest and CCT II’s cost basis but company’s recent performance or trends in the industry require closer monitoring.

3	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

4	Underperforming investment—concerns about the recoverability of principal or interest.

The following table shows the distribution of CCT II’s investments on the 1 to 4 investment rating scale at fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019		December 31, 2018
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$92,045	52%	$80,548	46%
2	84,336	47%	90,011	51%
3	400	0%	1,404	1%
4	2,449	1%	3,203	2%

Total	$179,230	100%	$175,166	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect CCT II’s expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended March 31, 2019 and March 31, 2018

Revenues

CCT II’s investment income for the three months ended March 31, 2019 and 2018 was as follows:

	Three Months Ended March 31,
	2019		2018
	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$4,125	94.6%	$3,399	98.5%
Fee income	220	5.0%	42	1.2%
Dividend and other income	19	0.4%	11	0.3%

Total investment income	$4,364	100.0%	$3,452	100.0%

The level of interest income CCT II receives is generally related to the balance of income-producing investments, multiplied by the weighted average yield of CCT II’s investments. Fee income is transaction-based, and typically consists of prepayment fees and structuring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The increase in income during the three months ended March 31, 2019 compared to the three months ended March 31, 2018 can primarily be attributed to the increase in average investments held in CCT II’s portfolio, along with higher yielding assets, resulting in increased interest income as well as the increase of structuring and upfront fees during the three months ended March 31, 2019.

Expenses

CCT II’s operating expenses for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Management fees	$684	$890
Capital gains incentive fees	—	217
Administrative services expenses	92	157
Stock transfer agent fees	45	46
Accounting and administrative fees	119	123
Interest expense	1,058	638
Trustees’ fees	77	50
Distribution and shareholder servicing fees	—	282
Professional services	162	224
Offering costs	—	20
Other general and administrative expenses	142	199

Total operating expenses	2,379	2,846
Expense support	—	(585)

Total net expenses	$2,379	$2,261

The following table reflects selected expense ratios as a percent of average net assets for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
Ratio of operating expenses to average net assets	2.22%	2.41%
Ratio of expense support to average net assets(1)	—	(0.50)%

Ratio of net operating expenses to average net assets	2.22%	1.91%
Ratio of incentive fees and interest expense to average net assets(1)	0.99%	0.72%

Ratio of net operating expenses, excluding certain expenses, to average net assets	1.23%	1.19%

(1)	Ratio data may be rounded in order to recompute the ending ratio of net operating expenses to average net assets or net operating expenses, excluding certain expenses, to average net assets.

Incentive fees and interest expense, among other things, may increase or decrease CCT II’s expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under CCT II’s financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

CCT II’s net investment income totaled $1,985 ($0.16 per share) and $1,191 ($0.09 per share) for the three months ended March 31, 2019 and 2018, respectively. The increase in net investment income can be attributed primarily to higher interest income and fee income, as discussed above, during the three months ended March 31, 2019.

Net Realized Gains or Losses

CCT II’s net realized gains (losses) for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Net realized gain (loss) on investments(1)	$(143)	$179
Net realized gain (loss) on foreign currency forward contracts	—	(1)
Net realized gain (loss) on foreign currency transactions	46	(19)

Total net realized gain (loss)	$(97)	$159

(1)

CCT II sold investments and received principal repayments, respectively, of $10,178 and $1,900 during the three months ended March 31, 2019 and $25,671 and $2,977 during the three months ended March 31, 2018.

Net Change in Unrealized Appreciation (Depreciation)

CCT II’s net change in unrealized appreciation (depreciation) for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Net change in unrealized appreciation (depreciation) on investments	$2,031	$820
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(81)	90
Net change in unrealized appreciation (depreciation) on foreign currency translation	50	14

Total net change in unrealized appreciation (depreciation)	$2,000	$924

During the three months ended March 31, 2019, the net change in unrealized appreciation (depreciation) was primarily driven by the increase in valuation of certain of CCT II’s investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended March 31, 2019 and 2018, the net increase (decrease) in net assets resulting from operations was $3,888 ($0.32 per share) and $2,274 ($0.18 per share), respectively.

Comparison of the Years Ended December 31, 2018, 2017 and 2016

Revenues

CCT II’s investment income for the years ended December 31, 2018, 2017 and 2016 was as follows:

	Year Ended December 31,
	2018		2017		2016
	Amount	Percentage of Total Income	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$15,457	96.3%	$8,335	94.0%	$1,321	99.5%
Fee income	537	3.3%	535	6.0%	6	0.5%
Dividend and other income	66	0.4%	—	—	—	—

Total investment income	$16,060	100.0%	$8,870	100.0%	$1,327	100.0%

The level of interest income CCT II received is generally related to the balance of income-producing investments, multiplied by the weighted average yield of CCT II’s investments. Fee income is transaction-based, and typically consists of prepayment fees and structuring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The increases in interest income during the years ended December 31, 2018 and 2017 compared to the years ended December 31, 2017 and 2016, respectively, were due primarily to the growth of CCT II’s portfolio of investments. CCT II’s fee income consists of transaction-based fees and is non-recurring.

The increase in dividend income during the year ended December 31, 2018 compared to the year ended December 31, 2017 was primarily due to dividends paid in respect of one of CCT II’s investments during the year ended December 31, 2018.

Expenses

CCT II’s operating expenses, together with excise taxes, for the years ended December 31, 2018, 2017 and 2016 were as follows:

	Year Ended December 31,
	2018	2017	2016
Investment advisory fees	$2,990	$2,346	$512
Professional services	890	717	758
Administrative services	1,045	1,056	405
Custodian and accounting fees	338	330	169
Interest expense	3,367	877	—
Trustee fees and expenses	274	205	159
Insurance	108	164	105
Performance-based incentive fees	(279)	112	167
Distribution and shareholder servicing fees	376	964	251
Offering expenses	20	208	—
Organization expenses	—	205	—
Other	283	239	82

Total operating expenses	9,412	7,423	2,608
Expense support	(746)	(2,644)	(2,196)

Net operating expenses before taxes	8,666	4,779	412
Excise taxes	100	17	6

Total net expenses, including excise taxes	$8,766	$4,796	$418

The following table reflects selected expense ratios as a percent of average net assets for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017	2016
Ratio of operating expenses and excise taxes to average net assets	8.23%	8.06%	10.87%
Ratio of expense support to average net assets	(0.65)%	(2.86)%	(9.13)%

Ratio of net operating expenses to average net assets	7.58%	5.20%	1.74%
Ratio of incentive fees, interest expense and excise taxes to average net assets(1)	2.76%	1.09%	0.72%

Ratio of net operating expenses, excluding certain expenses, to average net assets	4.82%	4.11%	1.02%

(1)	Ratio data may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

Incentive fees, interest expense and excise taxes, among other things, may increase or decrease CCT II’s expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under CCT II’s financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

CCT II’s net investment income totaled $7,294 ($0.58 per share), $4,074 ($0.41 per share) and $909 ($0.35 per share) for the years ended December 31, 2018, 2017 and 2016, respectively. The increase in net investment income for the year ended December 31, 2018 compared to December 31, 2017 and the year ended December 31, 2017 compared to December 31, 2016 can be attributed to higher income as discussed above, partially offset by higher expenses during the years ended December 31, 2018 and 2017 associated with the growth of CCT II, including higher interest expense on the revolving credit facility.

Net Realized Gains or Losses

CCT II’s net realized gains (losses) for the years ended December 31, 2018, 2017 and 2016 were as follows:

	Year Ended December 31,
	2018	2017	2016
Net realized gain (loss) on investments(1)	$423	$257	$98
Net realized gain (loss) on foreign currency forward contracts	(1)	—	—
Net realized gain (loss) on foreign currency transactions	(42)	6	3

Total net realized gain (loss)	$380	$263	$101

(1)

CCT II sold investments and received principal repayments, respectively, of $54,469 and $24,280 during the year ended December 31, 2018, $49,624 and $17,924 during the year ended December, 31, 2017 and $6,210 and $2,247 during the year ended December 31, 2016.

Net Change in Unrealized Appreciation (Depreciation)

CCT II’s net change in unrealized appreciation (depreciation) for the years ended December 31, 2018, 2017 and 2016 were as follows:

	Year Ended December 31,
	2018	2017	2016
Net change in unrealized appreciation (depreciation) on investments	$(9,134)	$197	$737
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	361	96	—
Net change in unrealized appreciation (depreciation) on foreign currency translation	267	7	(5)

Total net change in unrealized appreciation (depreciation)	$(8,506)	$300	$732

During the year ended December 31, 2018, the net change in unrealized appreciation (depreciation) on CCT II’s investments was primarily due to the decrease in valuation of certain of CCT II’s investments. During the year ended December 31, 2017, the net change in unrealized appreciation (depreciation) on CCT II’s investments was primarily driven by the increase in valuation of certain of CCT II’s investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the years ended December 31, 2018, 2017 and 2016, the net increase (decrease) in net assets resulting from operations was $(832) ($(0.07) per share), $4,637 ($0.46 per share) and $1,742 ($0.66 per share), respectively.

Financial Condition, Liquidity and Capital Resources

Overview

As of December 31, 2018, CCT II had approximately $4,479 in cash and foreign currency and $8,067 in borrowings available under its revolving credit facility, subject to borrowing base and other limitations. Proceeds from sales of investments and principal payments totaled $54,469 and $24,280, respectively, during the year ended December 31, 2018. As of December 31, 2018, CCT II had unfunded debt investments with aggregate unfunded commitments of $1,804 and unfunded equity commitments of $9,531.

As of March 31, 2019, CCT II had approximately $2,445 in cash and foreign currency and $6,364 in borrowings available under CCT II’s revolving credit facility, subject to borrowing base and other limitations. Proceeds from sales of investments and principal payments totaled $10,178 and $1,900, respectively, during the three months ended March 31, 2019. As of March 31, 2019, CCT II had unfunded debt investments with aggregate unfunded commitments of $2,753 and unfunded equity commitments of $7,920. CCT II maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

CCT II’s capital resources and liquidity are primarily derived from (i) cash flows from operations, including sales and repayments, (ii) CCT II’s distribution reinvestment plan and (iii) borrowings under CCT II’s credit facility. CCR II’s primary uses of funds include (i) investments in portfolio companies, (ii) distributions to CCT II’s shareholders, (iii) repurchases under CCT II’s share repurchase program, (iv) interest payments on borrowings under CCT II’s credit facility and (v) operating expenses. CCT II expects to use proceeds from the sales and repayments of CCT II’s investment portfolio and proceeds from borrowings under CCT II’s credit facility to finance CCT II’s investment activities at CCT II’s discretion.

Financing Arrangements

On July 14, 2017, CCT II entered into a senior secured revolving credit agreement (the “Credit Agreement”). The Credit Agreement provides for a revolving credit facility (the “Revolving Credit Facility”), consisting of loans to be made in dollars and other foreign currencies in an initial aggregate principal amount of up to $70,000. Availability under the Revolving Credit Facility will terminate on July 14, 2019 (the “Revolver Termination Date”), and the outstanding loans under the Revolving Credit Facility will mature on July 14, 2020. On June 11, 2018, CCT II entered into an incremental commitment agreement with ING Capital LLC to increase the total borrowing capacity under the Revolving Credit Facility to $82,000.

The Revolving Credit Facility also requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the Revolver Termination Date. The stated borrowing rate under the Revolving Credit Facility is based on LIBOR or with respect to borrowings in foreign currencies on a base rate applicable to such currency borrowings plus an applicable spread of 2.75%, or on an “alternate base rate” (as defined in the Credit Agreement). The Revolving Credit Facility includes an “accordion” feature that allows CCT II, under certain circumstances, to increase the size of the facility to a maximum of $200,000. Under the Revolving Credit Facility, CCT II has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities. During the three months ended March 31, 2019, CCT II borrowed approximately $9,117 and repaid approximately $7,093 on CCT II’s Revolving Credit Facility. CCT II has and will continue to use proceeds from borrowings to make investments in portfolio companies.

See Note 9 to CCT II’s unaudited financial statements included herein for additional information regarding CCT II’s financing arrangements.

RIC Status and Distributions

CCT II has elected to be subject to tax as a RIC under Subchapter M of the Code. In order to qualify for RIC tax treatment, CCT II must, among other things, make distributions of an amount at least equal to 90% of CCT II’s investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. CCT II intends to make sufficient distributions to CCT II’s shareholders to qualify for and maintain CCT II’s RIC tax status each tax year. CCT II is also subject to a 4% nondeductible federal excise tax on certain undistributed income unless CCT II makes distributions in a timely manner to CCT II’s shareholders generally of an amount at least equal to the sum of (1) 98% of CCT II’s net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of CCT II’s capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which CCT II paid no U.S. federal income tax. Any distribution declared by CCT II during October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by CCT II, as well as received by CCT II’s shareholders, on December 31 of the calendar year in which the distribution was declared. CCT II can offer no assurance that CCT II will achieve results that will permit CCT II to pay any cash distributions. If CCT II issues senior securities, CCT II will be prohibited from making distributions if doing so causes CCT II to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of CCT II’s borrowings.

Subject to applicable legal restrictions and the sole discretion of CCT II’s board of trustees, CCT II intends to authorize, declare and pay regular cash distributions on a quarterly basis. CCT II will calculate each shareholder’s specific distribution amount for the period using record and declaration dates and each shareholder’s distributions will begin to accrue on the date that shares of CCT II’s common stock are issued to such shareholder. From time to time, CCT II may also pay special interim distributions in the form of cash or shares of CCT II’s common stock at the discretion of CCT II’s board of trustees.

During certain periods, CCT II’s distributions may exceed CCT II’s earnings. As a result, it is possible that a portion of the distributions CCT II makes may represent a return of capital. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from CCT II’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to CCT II’s shareholders. No portion of the distributions paid during the three months ended March 31, 2019 or 2018 represented a return of capital.

CCT II intends to continue to make CCT II’s regular distributions in the form of cash, out of assets legally available for distribution, except for those shareholders who receive their distributions in the form of shares of CCT II’s common stock under the DRP. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. shareholder.

The following table reflects the cash distributions per share and the total amount of distributions that CCT II has declared on CCT II’s common stock during the three months ended March 31, 2019 and 2018:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2018
March 31, 2018	$0.14625	$1,868
Fiscal 2019
March 31, 2019	$0.14625	$1,796

See Note 5 to CCT II’s unaudited financial statements included herein for additional information regarding CCT II’s distributions for the three months ended March 31, 2019 and 2018.

Critical Accounting Policies

CCT II’s financial statements are prepared in conformity with GAAP, which requires CCT II to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including CCT II’s past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of CCT II’s results of operations to those of companies in similar businesses. As CCT II executes CCT II’s operating plans, CCT II will describe additional critical accounting policies in the notes to CCT II’s future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

CCT II determines the fair value of CCT II’s investment portfolio each quarter. Securities are valued at fair value as determined in good faith by CCT II’s board of trustees. In connection with that determination, the Advisor provides CCT II’s board of trustees with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, CCT II undertakes a multi-step valuation process each quarter, as described below:

•

CCT II’s quarterly fair valuation process begins with the Advisor reviewing and documenting valuations of each portfolio company or investment, which valuations are obtained from an independent third-party valuation service, and provide a valuation range;

•	the Advisor then provides the audit committee with its valuation recommendation for each portfolio company or investment, along with supporting materials;

•	preliminary valuations are then discussed with the audit committee;

•

CCT II’s audit committee reviews the preliminary valuations and the Advisor, together with CCT II’s independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the audit committee;

•	following its review, the audit committee will recommend that CCT II’s board of trustees approve CCT II’s fair valuations; and

•

CCT II’s board of trustees discusses the valuations and determines the fair value of each such investment in CCT II’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the audit committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to CCT II’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on CCT II’s financial statements. In making its determination of fair value, CCT II’s board of trustees may use any approved independent third-party pricing or valuation services. However, CCT II’s board of trustees is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that CCT II’s board of trustees deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor, any approved independent third-party valuation services and CCT II’s board of trustees may consider when determining the fair value of CCT II’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, CCT II may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing CCT II’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

CCT II’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. CCT II’s board of trustees, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or CCT II’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor, any approved independent third-party valuation services and CCT II’s board of trustees may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor, any approved independent third-party valuation services and CCT II’s board of trustees may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as CCT II’s board of trustees, in consultation with the Advisor and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of CCT II’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When CCT II receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. CCT II’s board of trustees subsequently values these warrants or other equity securities received at their fair value.

The fair values of CCT II’s investments are determined in good faith by CCT II’s board of trustees. CCT II’s board of trustees is responsible for the valuation of CCT II’s portfolio investments at fair value as determined in good faith pursuant to

CCT II’s valuation policy and consistently applied valuation process. CCT II’s board of trustees has delegated day-to-day responsibility for implementing CCT II’s valuation policy to the Advisor, and has authorized the Advisor to utilize independent third-party valuation and pricing services that have been approved by CCT II’s board of trustees. The audit committee is responsible for overseeing the Advisor’s implementation of the valuation process.

See Note 8 to CCT II’s unaudited financial statements included herein for additional information regarding the fair value of CCT II’s financial instruments.

Revenue Recognition

Security transactions are accounted for on the trade date. CCT II records interest income on an accrual basis to the extent that CCT II expects to collect such amounts. CCT II records dividend income on the ex-dividend date. Distributions received from limited liability company and limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. CCT II does not accrue as a receivable interest or dividends on loans and securities if CCT II has reason to doubt CCT II’s ability to collect such income. CCT II’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. CCT II considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that CCT II will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on CCT II’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and CCT II amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the three months ended March 31, 2019, CCT II recognized $194 in structuring fee revenue. CCT II records prepayment premiums on loans and securities as fee income when CCT II receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. CCT II measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Uncertainty in Income Taxes

CCT II evaluates CCT II’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in CCT II’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. CCT II recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in CCT II’s statements of operations. During the three months ended March 31, 2019 and 2018, CCT II did not incur any interest or penalties.

Derivative Instruments

CCT II’s derivative instruments include foreign currency forward contracts. CCT II recognizes all derivative instruments as assets or liabilities at fair value in CCT II’s financial statements. Derivative contracts entered into by CCT II are not designated as hedging instruments, and as a result, CCT II presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the statements of operations. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gains (losses) on derivative instruments in the statements of operations.

See Note 2 to CCT II’s unaudited financial statements included herein for additional information regarding CCT II’s significant accounting policies.

Contractual Obligations

CCT II has entered into agreements with the Advisor to provide CCT II with investment advisory and administrative services. Payments for investment advisory services under the CCT II Investment Advisory Agreement are equal to (a) an annual base management fee based on the average value of CCT II’s gross assets (excluding cash and cash equivalents) and (b) an incentive fee based on CCT II’s performance. The Advisor is reimbursed for administrative expenses incurred on CCT II’s behalf. See Note 4 to CCT II’s unaudited financial statements included herein for a discussion of these agreements and for the amount of fees and expenses accrued under these agreements during the three months ended March 31, 2019 and 2018.

As of March 31, 2019, the principal amount outstanding on the Revolving Credit Facility was approximately $75,636. Of the $75,636 principal outstanding as of March 31, 2019, approximately $748, $3,691 and $547 were denominated in Canadian dollars, Euros and British pound sterling, respectively. The amount outstanding under the Revolving Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable on July 14, 2020, the maturity date. As of March 31, 2019, $6,364 remained unused under the Revolving Credit Facility.

Off-Balance Sheet Arrangements

CCT II had no off-balance sheet arrangements as of March 31, 2019.

Recently Issued Accounting Standards

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. CCT II is currently evaluating the impact of ASU 2018-13 on CCT II’s financial statements.

Quantitative and Qualitative Disclosures About Market Risk

Interest Rate Risk

CCT II is subject to financial market risks, including changes in interest rates. As of March 31, 2019, 76.7% of CCT II’s portfolio investments (based on fair value) were debt investments paying variable interest rates and 18.8% were debt investments paying fixed interest rates while 4.3% were other income producing investments, and the remaining 0.2% consisted of non-income producing investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments CCT II holds and to declines in the value of any fixed rate investments CCT II holds. However, many of CCT II’s variable rate investments provide for an interest rate floor, which may prevent CCT II’s interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of CCT II’s investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for CCT II to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in CCT II net investment income and to the amount of incentive fees payable to the Advisor with respect to CCT II’s increased pre-incentive fee net investment income.

The following table shows the effect over a twelve month period of changes in interest rates on CCT II’s interest income, interest expense and net interest income, assuming no changes in the composition of CCT II’s investment portfolio, including the accrual status of CCT II’s investments, and CCT II’s financing arrangements in effect as of March 31, 2019 (dollar amounts are presented in thousands):

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 100 basis points	$(1,410)	$(754)	$(656)	(4.9)%
No change	—	—	—	—
Up 100 basis points	$1,437	$754	$683	5.1%
Up 300 basis points	$4,335	$2,261	$2,074	15.4%
Up 500 basis points	$7,233	$3,768	$3,465	25.8%

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months.

CCT II expects that its long-term investments will be financed primarily with equity and debt. If deemed prudent, CCT II may use interest rate risk management techniques in an effort to minimize its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on CCT II’s business, financial condition and results of operations. During the three months ended March 31, 2019 and 2018 CCT II did not engage in interest rate hedging activities.

Foreign Currency Risk

From time to time, CCT II may make investments that are denominated in a foreign currency that are subject to the effects of exchange rate movements between the foreign currency of each such investment and the U.S. dollar, which may affect future fair values and cash flows, as well as amounts translated into U.S. dollars for inclusion in CCT II’s financial statements.

The table below presents the effect that a 10% immediate, unfavorable change in the foreign currency exchange rates (i.e. strengthening of the U.S. dollar) would have on the fair value of CCT II’s investments denominated in foreign currencies as of March 31, 2019, by foreign currency, all other valuation assumptions remaining constant. In addition, the table below presents the cost of CCT II’s investments denominated in foreign currencies and the notional amount of foreign currency forward contracts in local currency in place as of March 31, 2019 to hedge against foreign currency risks.

	Investments Denominated in Foreign Currencies As of March 31, 2019					Hedges As of March 31, 2019
Foreign Currency	Cost in Local Currency		Cost in U.S. Dollars	Fair Value	Reduction in Fair Value as of March 31, 2019 if 10% Adverse Change in Exchange Rate(1)	Net Foreign Currency Hedge Amount in Local Currency		Net Foreign Currency Hedge Amount in U.S. Dollars
Canadian Dollars	C$	6,856	$5,142	$4,895	$490	C$	5,690	$4,276
Euros		€3,704	4,149	3,860	386		€107	134
British Pound Sterling		£438	570	548	55		—	—

Total			$9,861	$9,303	$931			$4,410

(1)	Excludes effect, if any, of any foreign currency hedges.

As illustrated in the table above, CCT II uses derivative instruments from time to time, including foreign currency forward contracts, to manage the impact of fluctuations in foreign currency exchange rates. In addition, CCT II has the ability to borrow in foreign currencies under CCT II’s Revolving Credit Facility, which provides a natural hedge with regard to changes in exchange rates between the foreign currencies and U.S. dollar and reduces CCT II’s exposure to foreign exchange rate differences. CCT II is typically a net receiver of these foreign currencies as related to its international investment positions, and, as a result, CCT II’s investments denominated in foreign currencies, to the extent not hedged, benefit from a weaker U.S. dollar and are adversely affected by a stronger U.S. dollar.

As of March 31, 2019, the net contractual amount of CCT II’s foreign currency forward contracts totaled $4,410, all of which related to hedging of CCT II’s foreign currency denominated debt investments. As of March 31, 2019, approximately $748, $3,691 and $547 of CCT II’s outstanding borrowings under CCT II’s Revolving Credit Facility were denominated in Canadian dollars, Euros and British pound sterling, respectively.

In addition, CCT II may have risk regarding portfolio valuation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CCT II—Critical Accounting Policies—Valuation of Portfolio Investments.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OF FS INVESTMENT CORPORATION IV

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this joint proxy statement/prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

FSIC IV cannot assure you that the Mergers will be consummated as scheduled, or at all. See “Risk Factors—Risks Relating to the Mergers” for a description of the risks associated with a failure to consummate the Mergers and a description of the risks that the combined company may face if the Mergers are consummated.

Overview

FSIC IV was incorporated under the general corporation laws of the State of Maryland on February 25, 2015 and formally commenced investment operations on January 6, 2016. FSIC IV is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Prior to satisfying the minimum offering requirement, FSIC IV had no operations except for matters relating to FSIC IV’s organization. In November 2017, FSIC IV closed its continuous public offering of shares of common stock to new investors.

FSIC IV is externally managed by the Advisor pursuant to the FSIC IV Investment Advisory Agreement and supervised by the FSIC IV Board, a majority of whom are independent.

On April 9, 2018, GDFM resigned as FSIC IV’s investment sub-adviser and terminated its investment sub-advisory agreement effective April 9, 2018. In connection with GDFM’s resignation as FSIC IV’s investment sub-adviser, on April 9, 2018, FSIC IV entered into the FSIC IV Investment Advisory Agreement with the Advisor, which replaced the FSIC IV investment advisory and administrative services agreement with its former investment adviser, FSIC IV Advisor, LLC.

FSIC IV’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. FSIC IV pursues its investment objectives by investing primarily in the debt of middle market U.S. companies with a focus on originated transactions sourced through the network of the Advisor and its affiliates. FSIC IV defines direct originations as any investment where the Advisor or its affiliates negotiates the terms of the transaction beyond just the price, which, for example, may include negotiating financial covenants, maturity dates or interest rate terms. These directly originated transactions include participation in other originated transactions where there may be third parties involved, or a bank acting as an intermediary, for a closely held club, or similar transactions.

FSIC IV’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although FSIC IV does not expect a significant portion of its portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which FSIC IV may invest. FSIC IV may purchase interests in loans or make other debt investments, including investments in other senior secured debt, through secondary market transactions in the “over-the-counter” market or directly from FSIC IV’s target companies as primary market or directly originated investments. In connection with its debt investments, FSIC IV may on occasion receive equity interests such as warrants or options as additional consideration. FSIC IV may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in FSIC IV’s target companies, generally in conjunction with one of FSIC IV’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of FSIC IV’s portfolio may be comprised of corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor FSIC IV’s investment focus as market conditions evolve. Depending on market conditions, FSIC IV may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities reflects a lower valuation than deemed warranted by the Advisor’s fundamental analysis, which may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and structured products.

The senior secured loans, second lien secured loans and other senior secured debt in which FSIC IV invests generally have stated terms of three to seven years and subordinated debt investments that FSIC IV makes generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in FSIC IV’s portfolio. FSIC IV’s debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). FSIC IV also invests in non-rated debt securities.

Revenues

The principal measure of FSIC IV’s financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on total return swap, net realized gain or loss on foreign currency, net unrealized appreciation or depreciation on investments, net unrealized appreciation or depreciation on total return swap and net unrealized gain or loss on foreign currency. Net investment income is the difference between FSIC IV’s income from interest, dividends, fees and other investment income and FSIC IV’s operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost, including the respective realized gain or loss on foreign currency for those foreign denominated investment transactions. Net realized gain or loss on total return swap is the net monthly settlement payments received on the total return swap. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currencies fluctuations. Net unrealized appreciation or depreciation on investments is the net change in the fair value of FSIC IV’s investment portfolio, including the respective unrealized gain or loss on foreign currency for those foreign denominated investments. Net unrealized appreciation or depreciation on total return swap is the net change in the fair value of the total return swap. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations.

FSIC IV principally generates revenues in the form of interest income on the debt investments it holds. In addition, FSIC IV generates revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. FSIC IV may also generate revenues in the form of dividends and other distributions on the equity/other securities it holds.

Expenses

FSIC IV’s primary operating expenses include the payment of management and incentive fees and other expenses under the FSIC IV Investment Advisory Agreement, interest expense from financing arrangements and other indebtedness, and other expenses necessary for FSIC IV’s operations. The management and incentive fees compensate the Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing FSIC IV’s investments.

The Advisor oversees FSIC IV’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Advisor also performs, or oversees the performance of, FSIC IV’s corporate operations and required administrative services, which includes being responsible for the financial records that FSIC IV is required to maintain and preparing reports for FSIC IV’s stockholders and reports filed with the SEC. In addition, the Advisor assists FSIC IV in calculating its NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to its stockholders, and generally overseeing the payment of its expenses and the performance of administrative and professional services rendered to FSIC IV by others.

Pursuant to the FSIC IV Investment Advisory Agreement, FSIC IV reimburses the Advisor for expenses necessary to perform services related to FSIC IV’s administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to FSIC IV on behalf of the Advisor. FSIC IV reimburses the Advisor no less than monthly for expenses necessary to perform services related to FSIC IV’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that FSIC IV estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to it based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. FSIC IV’s board of directors reviews the methodology employed in determining how the expenses are allocated to it and the proposed allocation of administrative expenses among it and certain affiliates of the Advisor. The FSIC IV Board then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to it of obtaining similar services from third-party service providers known to be available. In addition, the FSIC IV Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the FSIC IV Board compares the total amount paid to the Advisor for such services as a percentage of FSIC IV’s net assets to the same ratio as reported by other comparable BDCs.

FSIC IV bears all other expenses of FSIC IV’s operations and transactions, including all other expenses incurred by the Advisor in performing services for FSIC IV and administrative personnel paid by FS Investments and KKR Credit.

In addition, FSIC IV has contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by FSIC IV and performing testing with respect to RIC compliance.

Portfolio Investment Activity for the Three Months Ended March 31, 2019 and for the Year Ended December 31, 2018

Total Portfolio Activity

The following tables present certain selected information regarding FSIC IV’s portfolio investment activity for the three months ended March 31, 2019 and the year ended December 31, 2018:

Net Investment Activity	For the Three Months Ended March 31, 2019	For the Year Ended December 31, 2018
Purchases	$39,645	$120,984
Sales and Repayments	(21,557)	(89,188)

Net Portfolio Activity	$18,088	$31,796

New Investment Activity by Asset Class	For the Three Months Ended March 31, 2019		For the Year Ended December 31, 2018
	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$30,166	76%	$65,580	54%
Senior Secured Loans—Second Lien	5,930	15%	11,928	10%
Other Senior Secured Debt	—	—	12,868	11%
Subordinated Debt	3,208	8%	27,154	22%
Equity/Other	341	1%	3,454	3%

Total	$39,645	100%	$120,984	100%

The following table summarizes the composition of FSIC IV’s investment portfolio at cost and fair value as of March 31, 2019 and the year ended December 31, 2018:

	March 31, 2019 (Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$188,318	$182,955	59%	$163,500	$159,270	55%
Senior Secured Loans—Second Lien	34,810	34,539	11%	28,851	28,613	10%
Other Senior Secured Debt	25,154	23,145	7%	29,369	26,586	9%
Subordinated Debt	59,107	58,902	19%	68,018	63,927	22%
Equity/Other	6,836	12,146	4%	6,137	10,445	4%

Total	$314,225	$311,687	100%	$295,875	$288,841	100%

The following table summarizes the composition of FSIC IV’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018 to include, on a look-through basis, the investments underlying the total return swap, as disclosed in Note 8 to FSIC IV’s unaudited consolidated financial statements contained in this joint proxy statement/prospectus. The investments underlying the total return swap had a notional amount and market value of $156,659 and $151,438, respectively, as of March 31, 2019 and $171,065 and $164,955, respectively, as of December 31, 2018.

	March 31, 2019 (Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$304,597	$294,980	64%	$294,702	$285,678	63%
Senior Secured Loans—Second Lien	75,190	73,952	16%	68,714	67,160	15%
Other Senior Secured Debt	25,154	23,145	5%	29,369	26,586	6%
Subordinated Debt	59,107	58,902	13%	68,018	63,927	14%
Equity/Other	6,836	12,146	2%	6,137	10,445	2%

Total	$470,884	$463,125	100%	$466,940	$453,796	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of FSIC IV’s investment portfolio as of March 31, 2019 and December 31, 2018:

	March 31, 2019	December 31, 2018
Number of Portfolio Companies	74	72
% Variable Rate Debt Investments (based on fair value)(1)(2)	70.7%	64.6%
% Fixed Rate Debt Investments (based on fair value)(1)(2)	28.7%	34.4%
% Other Income Producing Investments (based on fair value)(3)	0.0%	0.0%
% Non-Income Producing Investments (based on fair value)(2)	0.6%	0.5%
% of Investments on Non-Accrual (based on fair value)	—	0.5%
Weighted Average Annual Yield on Accruing Debt Investments(2)(4)	10.2%	9.9%

(1)	“Debt Investments” means investments that pay or are expected to pay a stated interest rate, stated dividend rate or other similar stated return.

(2)	Does not include investments on non-accrual status.

(3)

“Other Income Producing Investments” means investments that pay or are expected to pay interest, dividends or other income to FSIC IV on an ongoing basis but do not have a stated interest rate, stated dividend rate or other similar stated return.

(4)

The Weighted Average Annual Yield on Accruing Debt Investments is computed as (i) the sum of  (a) the stated annual interest rate, dividend rate or other similar stated return of each Debt Investment, multiplied by its par amount, adjusted to U.S. dollars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accruing Debt Investment; divided by (ii) the total amortized cost of Debt Investments included in the calculated group as of the end of the applicable reporting period.

Based on FSIC IV’s regular monthly gross cash distribution amount of $0.067258 per share as of March 31, 2019 and FSIC IV’s distribution reinvestment price of $10.75 as of such date, the gross annualized distribution rate was 7.51% as of March 31, 2019. The gross annualized distribution rate includes annual distribution fees, as determined in accordance with applicable FINRA rules. The net annualized distribution rate to stockholders, which excludes annual distribution fees, was 6.63% as of March 31, 2019 based on FSIC IV’s distribution reinvestment price of $10.75. During the three months ended March 31, 2019, FSIC IV’s total return was 3.38% and FSIC IV’s total return without assuming reinvestment of distributions was 3.43%.

Based on FSIC IV’s regular monthly gross cash distribution amount of $0.067258 per share as of December 31, 2018 and FSIC IV’s distribution reinvestment price of $10.75 as of such date, the gross annualized distribution rate was 7.51% as of December 31, 2018. The gross annualized distribution rate includes annual distribution fees, as determined in accordance with applicable FINRA rules. The net annualized distribution rate to stockholders, which excludes annual distribution fees, was 6.60% as of December 31, 2018 based on FSIC IV’s distribution reinvestment price of $10.75. During the year ended December 31, 2018, FSIC IV’s total return was 0.60% and FSIC IV’s total return without assuming reinvestment of distributions was 0.81%.

FSIC IV’s weighted average annual yield on accruing debt investments may be higher than a stockholder’s yield on an investment in shares of FSIC IV common stock. FSIC IV’s weighted average annual yield on accruing debt investments does not reflect operating expenses that may be incurred by it, nor does it include all of its investments. In addition, FSIC IV’s weighted average annual yield on accruing debt investments and total return figures disclosed above does not consider the effect of any sales commissions or charges that may have been incurred in connection with the sale of shares of FSIC IV common stock. FSIC IV’s weighted average annual yield on accruing debt investments, total return and annualized distribution rate to stockholders does not represent actual investment returns to stockholders, are subject to change and, in the future, may be greater or less than the rates set forth above. See the section entitled “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnote 6 to the financial highlights table included in Note 10 to FSIC IV’s unaudited consolidated financial statements included in this joint proxy statement/prospectus for information regarding the calculation of FSIC IV’s total return.

Direct Originations

The following table presents certain selected information regarding FSIC IV’s direct originations as of March 31, 2019 and December 31, 2018:

Characteristics of All Direct Originations held in Portfolio	March 31, 2019	December 31, 2018
Number of Portfolio Companies	39	34
% of Investments on Non-Accrual (based on fair value)	—	—
Total Cost of Direct Originations	$205,813	$171,245
Total Fair Value of Direct Originations	$201,555	$172,405
% of Total Investments, at Fair Value	64.7%	59.7%
Weighted Average Annual Yield on Accruing Debt Investments(1)	10.0%	10.3%

(1)

The Weighted Average Annual Yield on Accruing Debt Investments is computed as (i) the sum of  (a) the stated annual interest rate, dividend rate or other similar stated return of each Debt Investment, multiplied by its par amount, adjusted to U.S. dollars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accruing Debt Investment; divided by (ii) the total amortized cost of Debt Investments included in the calculated group as of the end of the applicable reporting period. Does not include Debt Investments on non-accrual status.

Portfolio Composition by Industry Classification

See Note 6 to FSIC IV’s unaudited consolidated financial statements included in this joint proxy statement/prospectus for additional information regarding the composition of FSIC IV’s investment portfolio by industry classification.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, the Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in FSIC IV’s portfolio. The Advisor uses an investment rating scale of 1 to 4. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Performing investment—generally executing in accordance with plan and there are no concerns about the portfolio company’s performance or ability to meet covenant requirements.

2	Performing investment—no concern about repayment of both interest and FSIC IV’s cost basis but company’s recent performance or trends in the industry require closer monitoring.

3	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

4	Underperforming investment—concerns about the recoverability of principal or interest.

The following table shows the distribution of FSIC IV’s investments on the 1 to 4 investment rating scale at fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019		December 31, 2018
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$187,362	60%	$162,944	56%
2	99,856	32%	105,896	37%
3	17,229	6%	16,758	6%
4	7,240	2%	3,243	1%

Total	$311,687	100%	$288,841	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect FSIC IV’s expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended March 31, 2019 and 2018

Revenues

FSIC IV’s investment income for the three months ended March 31, 2019 and 2018 was as follows:

	Three Months Ended March 31,
	2019		2018
	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$7,460	87%	$6,089	95%
Paid-in-kind interest income	410	5%	279	4%
Fee income	729	8%	30	1%
Dividend income	—	—	15	0%

Total investment income(1)	$8,599	100%	$6,413	100%

(1)

Such revenues represent $8,048 and $6,031 of cash income earned as well as $551 and $382 in non-cash portions relating to accretion of discount and PIK interest for the three months ended March 31, 2019 and 2018, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The level of interest income FSIC IV receives is generally related to the balance of income-producing investments multiplied by the weighted average yield of FSIC IV’s investments. Fee income is transaction based, and typically consists of prepayment fees and structuring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The increase in interest income during the three months ended March 31, 2019 compared to the three months ended March 31, 2018 can be primarily attributed to the higher average invested balance during the quarter ended March 31, 2019, compared to the quarter ended March 31, 2018. The increase in fee income during the three months ended March 31, 2019 compared to the three months ended March 31, 2018 was primarily due to the increase of origination activity during the three months ended March 31, 2019 compared to the three months ended March 31, 2018.

Expenses

FSIC IV’s operating expenses for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Management fees	$1,415	$1,857
Subordinated income incentive fees	1,394	—
Capital gains incentive fees	—	(735)
Administrative services expenses	170	78
Stock transfer agent fees	50	50
Accounting and administrative fees	55	51
Interest expense	422	222
Distribution fees	779	621
Directors’ fees	28	284
Expenses associated with FSIC IV’s independent audit and related fees	63	63
Legal fees	50	20
Printing fees	73	73
Other	170	148

Total operating expenses	4,669	2,732
Management fee waiver	—	(232)

Net expenses	$4,669	$2,500

The following table reflects selected expense ratios as a percent of average net assets for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
Ratio of operating expenses to average net assets	1.39%	0.78%
Ratio of management fee waiver to average net assets(1)	—	(0.07)%

Ratio of net operating expenses to average net assets	1.39%	0.71%
Ratio of incentive fees and interest expense to average net assets(1)	(0.54)%	0.15%

Ratio of net operating expenses, excluding certain expenses, to average net assets	0.85%	0.86%

(1)	Ratio may be rounded in order to recompute the ending ratio of net operating expenses to average net assets or net operating expenses, excluding certain expenses, to average net assets.

Incentive fees and interest expense, among other things, may increase or decrease FSIC IV’s expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under FSIC IV’s financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income (Loss)

FSIC IV’s net investment income (loss) totaled $3,930 ($0.13 per share) and $3,913 ($0.12 per share) for the three months ended March 31, 2019 and 2018, respectively. The increase in net investment income for the three months ended March 31, 2019 can be attributed to the increase in interest income as discussed above, offset by higher incentive fees and interest expense.

Net Realized Gains or Losses

FSIC IV’s net realized gains (losses) on investments, total return swap and foreign currency for the three months ended March 31, 2019 and 2018, were as follows:

	Three Months Ended March 31,
	2019	2018
Net realized gain (loss) on investments(1)	$(289)	$450
Net realized gain (loss) on total return swap	2,383	2,477
Net realized gain (loss) on foreign currency	(13)	—

Total net realized gain (loss)	$2,081	$2,927

(1)

FSIC IV sold investments and received principal repayments of  $12,777 and $8,780, respectively, during the three months ended March 31, 2019 and $10,186 and $1,834, respectively, during the three months ended March 31, 2018.

Net Change in Unrealized Appreciation (Depreciation)

FSIC IV’s net change in unrealized appreciation (depreciation) on investments, total return swap and unrealized gain (loss) on foreign currency for the three months ended March 31, 2019 and 2018, were as follows:

	Three Months Ended March 31
	2019	2018
Net change in unrealized appreciation (depreciation) on investments	$4,496	$(4,607)
Net change in unrealized appreciation (depreciation) on total return swap	764	(120)
Net change in unrealized gain (loss) on foreign currency	(3)	—

Total net change in unrealized appreciation (depreciation)	$5,257	$(4,727)

During the three months ended March 31, 2019, the net unrealized appreciation on FSIC IV’s investments and total return swap was primarily driven by appreciation of FSIC IV’s first lien senior secured loans.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended March 31, 2019 and 2018, the net increase (decrease) in net assets resulting from operations was $11,268 ($0.36 per share) and $2,113 ($0.07 per share), respectively.

Comparison of the Years Ended December 31, 2018 and 2017 and the Period from January 6, 2016 (Commencement of Operations) through December 31, 2016

Revenues

FSIC IV’s investment income for the years ended December 31, 2018 and 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 was as follows:

	Year Ended December 31,				Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
	2018		2017
	Amount	Percentage of Total Income	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$25,169	90%	$16,346	82%	$2,499	78%
Paid-in-kind interest income	1,330	5%	32	0%	28	1%
Fee income	1,524	5%	3,692	18%	658	21%
Dividend income	31	0%	—	—	—	—

Total investment income(1)	$28,054	100%	$20,070	100%	$3,185	100%

(1)

Such revenues represent $26,279, $19,747 and $3,015 of cash income earned as well as $1,775, $323 and $170 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2018 and 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The level of interest income FSIC III receives is generally related to the balance of income-producing investments multiplied by the weighted average yield of FSIC IV’s investments. Fee income is transaction based, and typically consists of prepayment fees and structuring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

Expenses

FSIC IV’s operating expenses, together with excise taxes, for the years ended December 31, 2018 and 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 were as follows:

	Year Ended December 31,		Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
	2018	2017
Management fees	$6,015	5,847	$1,704
Subordinated income incentive fees	1,488	—	—
Capital gains incentive fees	(1,742)	1,164	1,302
Administrative services expenses	549	340	291
Stock transfer agent fees	201	183	133
Accounting and administrative fees	154	113	41
Interest expense	825	700	—
Distribution fees	3,654	2,454	—
Organization costs	—	—	317
Offering costs	—	1,392	875
Directors’ fees	558	394	201
Expenses associated with FSIC IV’s independent audit and related fees	254	322	214
Legal fees	269	274	99
Printing fees	248	340	249
Other	357	266	150

Total operating expenses	12,830	13,789	5,576
Management fee waiver	(253)	(696)	—
Less: Expense reimbursement from sponsor	—	—	(666)
Add: Expense recoupment to sponsor	—	666	—

Net operating expenses before taxes	12,577	13,759	4,910
Excise taxes	342	162	40

Total net expenses	$12,919	$13,921	$4,950

The following table reflects selected expense ratios as a percent of average net assets for the years ended December 31, 2018 and 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016:

	Year Ended December 31,		Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
	2018	2017
Ratio of operating expenses and excise taxes to average net assets	3.80%	5.27%	7.74%
Ratio of management fee waiver to average net assets	(0.08)%	(0.26)%	—
Ratio of expense recoupment to sponsor to average net assets	—	0.25%	—
Ratio of expense reimbursement from sponsor to average net assets	—	—	(0.92)%
Ratio of net operating expenses to average net assets	3.72%	5.26%	6.82%
Ratio of subordinated income incentive fees, capital gains incentive fees, interest expense, offering costs and excise taxes to average net assets(1)	0.27%	1.29%	3.06%
Ratio of net operating expenses, excluding certain expenses, to average net assets	3.45%	3.97%	3.76%

(1)	Ratio may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

Incentive fees and interest expense, among other things, may increase or decrease FSIC IV’s expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under FSIC IV’s financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Expense Reimbursement

During the years ended December 31, 2018 and 2017, FSIC IV did not accrue any amounts for expense reimbursements. During the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, FSIC IV accrued $666 for expense reimbursements that FS Investments agreed to pay. These reimbursements were funded, in part, through the offset of management fees payable by FSIC IV to FSIC IV Advisor. During the year ended December 31, 2017, FSIC IV accrued $666 for expense recoupments payable to FS Investments. As of December 31, 2018, FSIC IV did not have any expense recoupments due to FS Investments and no further amounts remain subject to repayment by FSIC IV to FS Investments in the future.

See Note 4 to FSIC IV’s consolidated financial statements contained in this annual report on Form 10-K for a discussion of the terminated expense reimbursement agreement and the Advisor’s base management fee deferral arrangement.

Net Investment Income (Loss)

FSIC IV net investment income (loss) totaled $15,135 ($0.48 per share), $6,149 ($0.25 per share) and $(1,765) ($(0.26) per share) for the years ended December 31, 2018 and 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, respectively.

Net Realized Gains or Losses

FSIC IV’s net realized gains (losses) on investments, total return swap and foreign currency for the years ended December 31, 2018 and 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 were as follows:

	Year Ended December 31,		Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
	2018	2017
Net realized gain (loss) on investments(1)	$(127)	$1,352	$1,111
Net realized gain (loss) on total return swap	5,137	10,873	4,791
Net realized gain (loss) on foreign currency	2	—	—

Total net realized gain (loss)	$5,012	$12,225	$5,902

(1)

FSIC IV sold investments and received principal repayments of  $44,669 and $44,519, respectively, during the year ended December 31, 2018, $42,005 and $30,667, respectively, during the year ended December 31, 2017 and $95,579 and $3,839, respectively, during the period from January 6, 2016 (Commencement of Operations) through December 31, 2016.

Net Change in Unrealized Appreciation (Depreciation)

FSIC IV’s net change in unrealized appreciation (depreciation) on investments and the total return swap for the years ended December 31, 2018 and 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 were as follows:

	Year Ended December 31,		Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
	2018	2017
Net change in unrealized appreciation (depreciation) on investments	$(11,912)	$3,320	$1,558
Net change in unrealized appreciation (depreciation) on total return swap	(5,557)	(1,554)	2,422

Total net change in unrealized appreciation (depreciation)	$(17,469)	$1,766	$3,980

During the year ended December 31, 2018, the net unrealized appreciation (depreciation) on FSIC IV’s investments and TRS was primarily driven by the general performance of the underlying debt positions.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the years ended December 31, 2018 and 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, the net increase (decrease) in net assets resulting from operations was $2,678 ($0.08 per share), $20,140 ($0.83 per share) and $8,117 ($1.19 per share), respectively.

Financial Condition, Liquidity and Capital Resources

Overview

As of December 31, 2018, FSIC IV had $16,765 in cash and foreign currency, which FSIC IV or its wholly owned financing subsidiaries held in custodial accounts, and $67,529 in cash held as collateral by Citibank under the terms of the total return swap. In addition, as of December 31, 2018, FSIC IV had $3,935 in capacity available under the total return swap and $15,000 in borrowings available under its other financing arrangement, subject to borrowing base and other limitations. As of December 31, 2018, FSIC IV also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of December 31, 2018, FSIC IV had seven debt investments with aggregate unfunded commitments of $2,769.

As of March 31, 2019, FSIC IV had $4,044 in cash and foreign currency, which FSIC IV or its wholly-owned financing subsidiaries held in custodial accounts, and $62,071 in cash held as collateral by Citibank under the terms of the total return swap. In addition, as of March 31, 2019, FSIC IV had $18,341 in capacity available under the total return swap and $17,500 in borrowings available under its other financing arrangement, subject to borrowing base and other limitations. As of March 31, 2019, FSIC IV also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of March 31, 2019, FSIC IV had eight debt investments with aggregate unfunded commitments of  $4,348. FSIC IV maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise.

FSIC IV currently generates cash primarily from cash flows from fees, interest and dividends earned from its investments, as well as from the issuance of shares under the DRP, and principal repayments and proceeds from sales of FSIC IV’s investments. To seek to enhance FSIC IV’s returns, FSIC IV also employs leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed 50% of the value of FSIC IV’s assets, as required by the 1940 Act.

Prior to investing in securities of portfolio companies, FSIC IV invests the cash received from fees, interest and dividends earned from its investments and from the issuance of shares under the DRP, as well as principal repayments and proceeds from sales of its investments primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with FSIC IV’s BDC election and FSIC IV’s election to be taxed as a RIC.

Financing Arrangements

The following table presents summary information with respect to FSIC IV’s outstanding financing arrangements as of March 31, 2019:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage	L+1.25%	$32,500	$17,500	December 26, 2019(2)
Citibank Total Return Swap	Total Return Swap	L+1.60%	$156,659	$18,341	N/A(3)

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)

As described in Note 8 to FSIC IV’s unaudited consolidated financial statements contained in this joint proxy statement/prospectus, this facility generally is terminable upon 270 days’ notice by either party. As of March 31, 2019, neither party to the facility had provided notice of its intent to terminate the facility.

(3)

The total return swap may be terminated by Cheltenham Funding at any time, subject to payment of an early termination fee if prior to the date 30 days before July 19, 2019 (April 19, 2019 as of March 31, 2019), or by Citibank on or after July 19, 2019 (April 19, 2019 as of March 31, 2019), in each case, in whole or in part, upon prior written notice to the other party.

For additional information regarding FSIC IV’s financing arrangements, see Note 8 to FSIC IV’s unaudited consolidated financial statements contained in this joint proxy statement/prospectus.

RIC Status and Distributions

FSIC IV has elected to be subject to tax as a RIC under Subchapter M of the Code. In order to qualify for RIC tax treatment, FSIC IV must, among other things, make distributions of an amount at least equal to 90% of its investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. FSIC IV intends to make sufficient distributions to its stockholders to qualify for and maintain FSIC IV’s RIC tax status each tax year. FSIC IV is also subject to a 4% nondeductible federal excise taxes on certain undistributed income unless it make distributions in a timely manner to its stockholders generally of an amount at least equal to the sum of (1) 98% of FSIC IV’s net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of FSIC IV’s capital gain net income, which is the excess of capital gains in excess of capital losses or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which FSIC IV paid no U.S. federal income tax. Any distribution declared by FSIC IV during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by FSIC IV, as well as received by FSIC IV’s U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. FSIC IV can offer no assurance that FSIC IV will achieve results that will permit FSIC IV to pay any cash distributions. If FSIC IV issues senior securities, it will be prohibited from making distributions if doing so causes FSIC IV to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of its borrowings.

FSIC IV’s first distribution was declared for stockholders of record as of January 12, 2016. Prior to the closing of FSIC IV’s continuous public offering in November 2017, FSIC IV declared regular cash distributions on a quarterly basis and paid such distributions on a monthly basis to stockholders of record, as determined on a weekly basis. Effective November 29, 2017, and subject to applicable legal restrictions and the sole discretion of the FSIC IV Board, FSIC IV declares regular cash distributions on a quarterly basis and pays such distributions on a monthly basis to stockholders of record, as determined on a monthly basis. FSIC IV will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date FSIC IV accepts such stockholder’s subscription for shares of its common stock. From time to time, FSIC IV may also pay special interim distributions in the form of cash or shares of its common stock at the discretion of the FSIC IV Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the FSIC IV Board.

During certain periods, FSIC IV distributions may exceed FSIC IV’s earnings. As a result, it is possible that a portion of the distributions FSIC IV makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from FSIC IV’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to FSIC IV stockholders. No portion of the distributions paid during the three months ended March 31, 2019 was funded through the reimbursement of operating expenses by the Advisor.

FSIC IV intends to continue to make its regular distributions in the form of cash, out of assets legally available for distribution, except for those stockholders who elect to receive their distributions in the form of shares of FSIC IV’s common stock under the DRP. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

The following table reflects the cash distributions per share that FSIC IV has declared on FSIC IV common stock during the three months ended March 31, 2019 and 2018:

	Distribution(1)
For the Three Months Ended	Per Share	Amount
Fiscal 2018
March 31, 2018	$0.17452	$5,247
Fiscal 2019
March 31, 2019	$0.17688	$5,545

(1)

Distribution amounts and per share amounts shown are net of annual distribution fees, which began accruing on February 1, 2017. See Note 4 to FSIC IV’s unaudited consolidated financial statements contained in this joint proxy statement/prospectus for a discussion regarding annual distribution fees.

See Note 5 to FSIC IV’s unaudited consolidated financial statements contained in this joint proxy statement/prospectus for additional information regarding FSIC IV’s distributions, including a reconciliation of FSIC IV’s GAAP-basis net investment income to FSIC IV’s tax-basis net investment income and the components of accumulated earnings on a tax basis.

Critical Accounting Policies

FSIC IV’s financial statements are prepared in conformity with GAAP, which requires it to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including FSIC IV’s past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of FSIC IV’s results of operations to those of companies in similar businesses. As FSIC IV executes its operating plans, it will describe additional critical accounting policies in the notes to its future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

FSIC IV determines the fair value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the FSIC IV Board. In connection with that determination, the Advisor provides the FSIC IV Board with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, FSIC IV undertakes a multi-step valuation process each quarter, as described below:

•

FSIC IV’s quarterly fair valuation process begins with the Advisor reviewing and documenting valuations of each portfolio company or investment, which valuations are obtained from an independent third-party valuation service and provide a valuation range;

•	the Advisor then provides the valuation committee of the FSIC IV Board with its valuation recommendation for each portfolio company or investment, along with supporting materials;

•	preliminary valuations are then discussed with the valuation committee;

•

The FSIC IV valuation committee reviews the preliminary valuations and the Advisor, together with FSIC IV’s independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that the FSIC IV Board approve FSIC IV’s fair valuations; and

•

the FSIC IV Board discusses the valuations and determines the fair value of each such investment in the FSIC IV portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to FSIC IV’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on FSIC IV’s consolidated financial statements. In making its determination of fair value, the FSIC Board may use any approved independent third-party pricing or valuation services. However, the FSIC IV Board is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that the FSIC IV Board deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor, any approved independent third-party valuation services and the FSIC IV Board may consider when determining the fair value of its investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, FSIC IV may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing FSIC IV’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FSIC IV’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The FSIC IV Board, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or FSIC IV’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor, any approved independent third-party valuation services and the FSIC IV Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor, any approved independent third-party valuation services and the FSIC IV Board may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the FSIC IV Board, in consultation with the Advisor and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of FSIC IV’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When FSIC IV receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The FSIC IV Board subsequently values these warrants or other equity securities received at their fair value.

The fair values of FSIC IV’s investments are determined in good faith by the FSIC IV Board. The FSIC IV Board is responsible for the valuation of FSIC IV’s portfolio investments at fair value as determined in good faith pursuant to its valuation policy and consistently applied valuation process. The FSIC IV Board has delegated day-to-day responsibility for implementing FSIC IV’s valuation policy to the Advisor, and has authorized the Advisor to utilize independent third-party valuation and pricing services that have been approved by the FSIC IV Board. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

See Note 7 to FSIC IV’s unaudited consolidated financial statements included in this joint proxy statement/prospectus for additional information regarding the fair value of FSIC IV’s financial instruments.

Revenue Recognition

Security transactions are accounted for on the trade date. FSIC IV records interest income on an accrual basis to the extent that it expects to collect such amounts. FSIC IV records dividend income on the ex-dividend date. Distributions received from a limited liability company and limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. FSIC IV does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. FSIC IV’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. FSIC IV considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that FSIC IV will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on FSIC IV’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and FSIC IV amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the three months ended March 31, 2019, FSIC IV recognized $568 in structuring fee revenue. FSIC IV records prepayment premiums on loans and securities as fee income when FSIC IV receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. FSIC IV measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Uncertainty in Income Taxes

FSIC IV evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in FSIC IV’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. FSIC IV recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in FSIC IV’s consolidated statements of operations. During the three months ended March 31, 2019 and 2018, FSIC IV did not incur any interest or penalties.

See Note 2 to FSIC IV’s unaudited consolidated financial statements included in this joint proxy statement/prospectus for additional information regarding FSIC IV’s significant accounting policies.

Contractual Obligations

FSIC IV has entered into an agreement with the Advisor to provide FSIC IV with investment advisory and administrative services. Payments for investment advisory services under the FSIC IV Investment Advisory Agreement are equal to (a) an annual base management fee based on the average weekly value of FSIC IV’s gross assets and (b) an incentive fee based on FSIC IV’s performance. The Advisor is reimbursed for administrative expenses incurred on FSIC IV’s behalf. See Note 4 to FSIC IV’s unaudited consolidated financial statements included in this joint proxy statement/prospectus for a discussion of this agreement and for the amount of fees and expenses accrued under similar agreements with FSIC IV Advisor during the three months ended March 31, 2019 and 2018.

A summary of FSIC IV’s significant contractual payment obligations related to the repayment of FSIC IV’s outstanding indebtedness at March 31, 2019 is as follows:

		Payments Due By Period
	Maturity Date(1)	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
BNP Facility(2)	December 26, 2019	$32,500	$32,500	—	—	—

(1)	Amounts outstanding will mature, and all accrued and unpaid interest thereunder will be due and payable, on the maturity date.

(2)

At March 31, 2019, $17,500 remained unused under the BNP Facility. The BNP Facility generally is terminable upon 270 days’ notice by either party. As of March 31, 2019, neither Broomall Funding nor BNPP had provided notice of its intent to terminate the facility.

Off-Balance Sheet Arrangements

FSIC IV currently has no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement—Disclosures Framework—Changes to Disclosure Requirements of Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. FSIC IV is currently evaluating the impact of ASU 2018-13 on its financial statements.

Quantitative and Qualitative Disclosures About Market Risk

Interest Rate Risk

FSIC IV is subject to financial market risks, including changes in interest rates. As of March 31, 2019, 70.7% of FSIC IV’s portfolio investments (based on fair value) were debt investments paying variable interest rates and 28.7% were debt investments paying fixed interest rates while 0.0% were other income producing investments and 0.6% consisted of non-income producing investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments FSIC IV holds and to declines in the value of any fixed rate investments FSIC IV holds. To the extent that a substantial portion of FSIC IV’s investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for us to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income and may result in a substantial increase in FSIC IV’s net investment income and to the amount of incentive fees payable to the Advisor with respect to FSIC IV’s increased pre-incentive fee net investment income.

Pursuant to the terms of the total return swap between Cheltenham Funding and Citibank, Cheltenham Funding pays fees to Citibank at a floating rate equal to one-month LIBOR plus 1.60% or 1.50% per annum, as applicable, on the utilized notional amount of the loans subject to the total return swap in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of  $175,000. Pursuant to the terms of the BNP facility, borrowings are at a floating rate based on LIBOR. To the extent that any present or future credit facilities, total return swap agreements or other financing arrangements that FSIC IV or any of its subsidiaries enter into are based on a floating interest rate, FSIC IV will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when FSIC IV or its subsidiaries have such debt outstanding or financing arrangements in effect, FSIC IV’s interest expense would increase, which could reduce its net investment income, especially to the extent it holds fixed rate investments.

The following table shows the effect over a twelve month period of changes in interest rates on FSIC IV’s interest income, interest expense and net interest income, assuming no changes in the composition of FSIC IV’s investment portfolio, including the accrual status of FSIC IV’s investments, and FSIC IV’s financing arrangements in effect as of March 31, 2019 (dollar amounts are presented in thousands):

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 100 basis points	$(3,771)	$(1,892)	$(1,879)	(7.9)%
No change	—	—	—	—
Up 100 basis points	$3,843	$1,892	$1,951	8.2%
Up 300 basis points	$11,536	$5,675	$5,861	24.7%
Up 500 basis points	$19,229	$9,458	$9,771	41.2%

(1)

Assumes no defaults or prepayments by portfolio companies over the next twelve months. Includes the net effect of the change in interest rates on the unrealized appreciation (depreciation) on the total return swap. Pursuant to the total return swap, Cheltenham Funding receives from Citibank all interest payable in respect of the loans included in the total return swap and pays to Citibank interest at a rate equal to one-month LIBOR plus 1.60% per annum on the utilized notional amount of the loans subject to the total return swap. As of March 31, 2019, all of the loans underlying the total return swap (based on fair value) paid variable interest rates.

FSIC IV expects that its long-term investments will be financed primarily with equity and debt. If deemed prudent, FSIC IV may use interest rate risk management techniques in an effort to minimize its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on FSIC IV’s business, financial condition and results of operations. During the three months ended March 31, 2019, FSIC IV did not engage in interest rate hedging activities.

In addition, FSIC IV may have risk regarding portfolio valuation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FSIC IV-Critical Accounting Policies-Valuation of Portfolio Investments.”

SENIOR SECURITIES OF FS INVESTMENT CORPORATION II

Information about FSIC II’s senior securities (including debt securities and other indebtedness) is shown in the table below as of December 31, 2018, 2017, 2016, 2015 and 2014. The report of RSM US LLP, FSIC II’s former independent registered public accounting firm, on the senior securities table as of December 31, 2018 appears on page F-52. This information about FSIC II’s senior securities should be read in conjunction with FSIC II’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation II.”

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2014	1,641,194	2.75	—	N/A
2015	2,045,840	2.32	—	N/A
2016	1,983,593	2.47	—	N/A
2017	2,184,479	2.31	—	N/A
2018	1,890,254	2.36	—	N/A
2019 (as of March 31, 2019, unaudited)	2,110,964	2.22	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented, including deemed senior securities from the total return swap arrangement.

(2)

Asset coverage per unit is the ratio of the carrying value of FSIC II’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of FSIC II in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on an exchange.

SENIOR SECURITIES OF FS INVESTMENT CORPORATION III

Information about FSIC III’s senior securities (including debt securities and other indebtedness) is shown in the table below as of December 31, 2018, 2017, 2016, 2015 and 2014. The report of RSM US LLP, FSIC III’s former independent registered public accounting firm, on the senior securities table as of December 31, 2018 appears on page F-163. This information about FSIC III’s senior securities should be read in conjunction with FSIC III’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation III.”

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2014	$327,237	3.58	—	N/A
2015	$1,393,161	2.36	—	N/A
2016	$1,585,659	2.47	—	N/A
2017	$1,647,355	2.45	—	N/A
2018	$1,225,349	2.80	—	N/A
2019 (as of March 31, 2019, unaudited)	$1,624,707	2.36	—	N/A

(1)

Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, FSIC III treats the outstanding notional amount of the total return swap, less the initial amount of any cash collateral required to be posted, as a senior security.

(2)

Asset coverage per unit is the ratio of the carrying value of FSIC III’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of FSIC III in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on an exchange.

SENIOR SECURITIES OF CORPORATE CAPITAL TRUST II

Information about CCT II’s senior securities (including debt securities and other indebtedness) is shown in the table below as of December 31, 2018, 2017 and 2016. The report of Deloitte & Touche LLP, CCT II’s independent registered public accounting firm, on the senior securities table as of December 31, 2018 appears on page F-342. This information about CCT II’s senior securities should be read in conjunction with CCT II’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Corporate Capital Trust II.”

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2016	—	—	—	N/A
2017	$53,000	3.20	—	N/A
2018	$73,933	2.45	—	N/A
2019 (as of March 31, 2019, unaudited)	$75,636	2.42	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented, including deemed senior securities from the total return swap arrangement.

(2)

Asset coverage per unit is the ratio of the carrying value of CCT II’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of CCT II in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on an exchange.

SENIOR SECURITIES OF FS INVESTMENT CORPORATION IV

Information about FSIC IV’s senior securities (including debt securities and other indebtedness) is shown in the table below as of December 31, 2018, 2017 and 2016. The report of RSM US LLP, FSIC IV’s independent registered public accounting firm, on the senior securities table as of December 31, 2018 appears on page F-264. This information about FSIC IV’s senior securities should be read in conjunction with FSIC IV’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation IV.”

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2016	$70,077	3.31	—	N/A
2017	$113,960	4.08	—	N/A
2018	$141,074	3.35	—	N/A
2019 (as of March 31, 2019, unaudited)	$128,838	3.62	—	N/A

(1)

Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, FSIC IV treats the outstanding notional amount of the total return swap, less the initial amount of any cash collateral required to be posted, as a senior security.

(2)

Asset coverage per unit is the ratio of the carrying value of FSIC IV’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of FSIC IV in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on an exchange.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF THE FS FUNDS

The FS Funds’ executive officers, certain of their directors and certain professionals of FS Investments and KKR Credit who perform services for the funds on behalf of the Advisor are also officers, directors, trustees, managers, and/or key professionals of FS Investments, KKR Credit, other BDCs affiliated with the funds and other funds affiliated with FS Investments and KKR. These persons have legal obligations with respect to those entities that are similar to their obligations to the funds. In the future, these persons and other affiliates of FS Investments and KKR Credit may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for the funds.

The FS Funds have procedures in place for the review, approval and monitoring of transactions involving the FS Funds and certain persons related to the FS Funds. For example, each of the FS Funds’ Code of Business Conduct and Ethics generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of such FS Fund. Waivers to the Code of Business Conduct and Ethics for any executive officer or member of the FS Funds’ boards of directors must be approved by the applicable board of directors, and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee of each of the FS Funds is required to review and approve all transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act). Prior to the occurrence of a liquidity event (which could include (1) a listing of the common stock of any of the FS Funds on a national securities exchange, (2) the sale of all or substantially all of any of the FS Funds’ assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by any of the FS Funds’ board of directors in which such FS Fund’s stockholders likely will receive cash or shares of a publicly-traded company), all future transactions with affiliates of such FS Fund will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the applicable board of directors, including a majority of the independent directors of such board of directors.

Compensation of the Investment Adviser

The FS Funds are externally managed by the Advisor pursuant to their respective investment advisory and administrative services agreements. On April 9, 2018, GDFM resigned as the investment sub-adviser to the FS Funds and terminated their respective investment sub-advisory agreements between such FS Fund and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the FS Funds, on April 9, 2018, each of the FS Funds entered into their respective current investment advisory and administrative services agreement, which replaced a former investment advisory and administrative services agreement between each FS Fund and the former adviser.

Pursuant to each of the FS Funds’ investment advisory and administrative services agreements, the Advisor is entitled to a base management fee calculated at an annual rate of 1.50% of the average weekly value of such FS Fund’s gross assets (gross assets equal the total assets of such FS Fund as set forth on such FS Fund’s consolidated balance sheets) and an incentive fee based on such FS Fund’s performance. The base management fee is payable quarterly in arrears. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Advisor shall determine.

Pursuant to the FSIC II Former Investment Advisory Agreement, which was in effect until April 9, 2018, FSIC II Advisor was entitled to an annual base management fee equal to 2.0% of the average value of FSIC II’s gross assets (gross assets equal the total assets of FSIC II as set forth on FSIC II’s consolidated balance sheets) and an incentive fee based on FSIC II’s performance. Effective March 5, 2015, FSIC II Advisor had agreed to permanently waive 0.25% of its base management fee to which it was entitled under the FSIC II Former Investment Advisory Agreement, so that the fee received equaled 1.75% of the average value of FSIC II’s gross assets. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FSIC II Advisor under the FSIC II Former Investment Advisory Agreement with respect to each year.

Pursuant to the FSIC III Former Investment Advisory Agreement, which was in effect until April 9, 2018, FSIC III Advisor was entitled to an annual base management fee equal to 2.0% of the average weekly value of FSIC III’s gross assets (gross assets equal the total assets of FSIC III as set forth on FSIC III’s consolidated balance sheets) and an incentive fee based on FSIC III’s performance. Effective February 3, 2017, FSIC III Advisor contractually had agreed to permanently waive 0.25% of the base management fee to which it was entitled under the FSIC III Former Investment Advisory Agreement, so that the fee received equaled 1.75% of the average weekly value of FSIC III’s gross assets. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FSIC III Advisor under the FSIC III Former Investment Advisory Agreement with respect to each year.

Pursuant to the FSIC IV Former Investment Advisory Agreement, which was in effect until April 9, 2018, FSIC IV Advisor was entitled to an annual base management fee equal to 2.0% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. Effective February 1, 2017, FSIC IV Advisor contractually agreed to permanently waive 0.25% of the base management fee to which it was entitled under the FSIC IV Former Investment Advisory Agreement, so that the fee received equaled 1.75% of FSIC IV’s average weekly gross assets. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FSIC IV Advisor under the FSIC IV Former Investment Advisory Agreement with respect to each year.

Pursuant to the terms of each of the investment advisory and administrative services agreements, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the applicable FS Fund’s incentive fee capital gains, which equals such FS Fund’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees previously paid by the applicable FS Fund. On a quarterly basis, the FS Funds each accrue for the capital gains incentive fee by calculating such fees as if it were due and payable as of the end of such period. Each FS Fund includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the Advisor if such FS Fund’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Pursuant to the terms of each of the investment advisory and administrative services agreements, the Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the investment advisory and administrative services agreement, which is calculated and payable quarterly in arrears, equals 20.0% of such FS Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.75% per quarter (1.875% under the former investment advisory and administrative services agreements), or an annualized hurdle rate of 7.0% (7.5% under the former investment advisory and administrative services agreements). For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of such FS Fund’s common stock (including proceeds from its distribution reinvestment plan) reduced for distributions paid to stockholders from proceeds of non-liquidating dispositions of such FS Fund’s investments and amounts paid for share repurchases pursuant to such FS Fund’s share repurchase program. As a result, the Advisor will not earn this incentive fee for any quarter until such FS Fund’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75% (1.875% under the former investment advisory and administrative services agreements). Once such FS Fund’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of such FS Fund’s pre-incentive fee net investment income in excess of the hurdle rate, until such FS Fund’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually (2.34375%, or 9.375% annually under the Former Advisor investment advisory and administrative services agreements), of such FS Fund’s adjusted capital. Thereafter, the Advisor will be entitled to receive 20.0% of such FS Fund’s pre-incentive fee net investment income.

Pursuant to the current investment advisory and administrative services agreements, the Advisor oversees each FS Fund’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Advisor also performs, or oversees the performance of, each of the FS Funds’ corporate operations and required administrative services, which includes being responsible for the financial records that each FS Fund is required to maintain and preparing reports for each FS Fund’s stockholders and reports filed with the SEC. In addition, the Advisor assists each FS Fund in calculating its NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to such FS Fund’s stockholders, and generally overseeing the payment of the each FS Fund’s expenses and the performance of administrative and professional services rendered to such FS Fund by others.

Pursuant to the current investment advisory and administrative services agreement, each FS Fund reimburses the Advisor for expenses necessary to perform services related to its administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel FS Investments and KKR Credit for providing administrative services to each FS Fund on behalf of the Advisor. Each FS Fund reimburses the Advisor no less than monthly for expenses necessary to perform services related to such FS Fund’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that such FS Fund estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to each FS Fund based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Each FS Fund’s board of directors reviews the methodology employed in determining how the expenses are allocated to such FS Fund and the proposed allocation of administrative expenses among such FS Fund and certain affiliates of the Advisor. Each FS Fund’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to such FS Fund of obtaining similar services from third-party service providers known to be available. In addition, each FS Fund’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, each FS Fund’s board of directors compares the total amount paid to the Advisor for such services as a percentage of such FS Fund’s net assets to the same ratio as reported by other comparable BDCs. The administrative services provisions of the Former Advisor investment advisory and administrative services agreements were substantially similar to the administrative services provisions of the current investment advisory and administrative services agreements.

Potential Conflicts of Interest

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the FS Funds do, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to the other funds in the Fund Complex, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the FS Funds’ best interests or in the best interest of the FS Funds’ stockholders. The FS Funds’ investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles.

Exemptive Relief

As BDCs, the FS Funds are subject to certain regulatory restrictions in making their investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated June 4, 2013 (the “FS Order”), the SEC granted exemptive relief permitting the FS Funds, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of the Advisor, including FS Energy and Power Fund, FSK and any future BDCs that are advised by the Advisor or its affiliated investment advisers. However, in connection with the investment advisory relationship with the Advisor, and in an effort to mitigate potential future conflicts of interest, the FS Funds’ boards of directors each authorized and directed that the FS Funds (i) withdraw from the FS Order, except with respect to any transaction in which the FS Funds participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the FS Funds, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor.

Director Independence

A majority of the members of the FS Funds’ boards of directors are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the FS Funds or the Advisor, and are “independent” as defined by Rule 303A.00 in the NYSE Listed Company Manual. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with such FS Fund.

The FS Funds’ boards of directors are each currently comprised of eleven directors, nine of whom are independent directors. Each of the boards of directors of the FS Funds have determined that the following directors are independent directors: Messrs. Arnold, Kropp, Ford, Goldstein, Hagan, Harrow, Hopkins, Imasogie and Ms. Adams. Based upon information requested from each director concerning his background, employment and affiliations, the boards of directors of the FS Funds have each affirmatively determined that none of the independent directors has, or within the last two years had, a material business or professional relationship with the FS Funds, other than in his or her capacity as a member of board of directors or any committee or as a stockholder.

Additional Information Regarding FSIC II

The following tables describe the fees and expenses FSIC II accrued under the FSIC II Investment Advisory Agreement and the FSIC II Former Investment Advisory Agreement during the three months ended March 31, 2019 and 2018 and the years ended December 31, 2018, 2017 and 2016 (amounts in thousands):

			Three Months Ended March 31,
Related Party	Source Agreement	Description	2019	2018
FSIC II Advisor and the Advisor	FSIC II Former Investment Advisory Agreement and FSIC II Investment Advisory Agreement	Base Management Fee(1)	$17,864	$22,080

FSIC II Advisor and the Advisor	FSIC II Former Investment Advisory Agreement and FSIC II Investment Advisory Agreement	Subordinated Incentive Fee on Income(2)	$11,131	$5,575

FSIC II Advisor and the Advisor	FSIC II Former Investment Advisory Agreement and FSIC II Investment Advisory Agreement	Administrative Services Expenses(3)	$907	$782

(1)

FSIC II Advisor agreed, effective March 5, 2015, to permanently waive a portion of the base management fee to which it was entitled under the FSIC II Former Investment Advisory Agreement so that the fee received equaled 1.75% of the average value of FSIC II’s gross assets. As a result, the amount shown for the three months ended March 31, 2018 is net of waivers of $3,154. During the three months ended March 31, 2019 and 2018, $17,256 and $22,595, respectively, in base management fees were paid to FSIC II Advisor and the Advisor. As of March 31, 2019, $17,864 in base management fees were payable to the Advisor.

(2)

During the three months ended March 31, 2019 and 2018, $5,796 and $19,129, respectively, of subordinated incentive fees on income were paid to the Advisor and FSIC II Advisor. As of March 31, 2019, a subordinated incentive fee on income of  $11,131 was payable to the Advisor.

(3)

During the three months ended March 31, 2019 and 2018, $534 and $588, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to FSIC II by the Advisor and FSIC II Advisor and the remainder related to other reimbursable expenses, including reimbursement of fees related to transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broken deal costs were $77 for the three months ended March 31, 2019. FSIC II paid $773 and $547 in administrative services expenses to the Advisor and FSIC II Advisor during the three months ended March 31, 2019 and 2018, respectively.

			Year Ended December 31,
Related Party	Source Agreement	Description	2018	2017	2016
FSIC II Advisor and the Advisor	FSIC II Advisor Investment Advisory and Administrative Services Agreement and Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$75,562	$89,974	$85,475

FSIC II Advisor and the Advisor	FSIC II Advisor Investment Advisory and Administrative Services Agreement and Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$24,790	$61,481	$62,329

FSIC II Advisor and the Advisor	FSIC II Advisor Investment Advisory and Administrative Services Agreement and Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$3,313	$3,329	$3,736

(1)

FSIC II Advisor agreed, effective March 5, 2015, to permanently waive a portion of the base management fee to which it was entitled under the FSIC II Advisor Investment Advisory Agreement so that the fee received equaled 1.75% of the average value of FSIC II’s gross assets. As a result, the amounts shown for the years ended December 31, 2018, 2017 and 2016 are net of waivers of $3,432, $12,853 and $12,211, respectively. During the years ended December 31, 2018, 2017 and 2016, $80,901, $88,989 and $85,394, respectively, in base management fees were paid to FSIC II Advisor and the Advisor. As of December 31, 2018, $17,256 in base management fees were payable to the Advisor.

(2)

During the years ended December 31, 2018, 2017 and 2016, $38,123, $58,845 and $62,090, respectively, of subordinated incentive fees on income were paid to FSIC II Advisor and the Advisor. As of December 31, 2018, a subordinated incentive fee on income of $5,796 was payable to the Advisor.

(3)

During the years ended December 31, 2018, 2017 and 2016, $2,783, $3,184 and $3,573, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to FSIC II by FSIC II Advisor and the Advisor and the remainder related to other reimbursable expenses. FSIC II paid $3,516, $3,553 and $4,336, in administrative services expenses to FSIC II Advisor and the Advisor during the years ended December 31, 2018, 2017 and 2016, respectively.

Additional Information Regarding FSIC III

Under the FSIC III Former Investment Advisory Agreement, FSIC III, either directly or through reimbursement to FSIC III Advisor or its affiliates, was responsible for its organization and offering costs in an amount up to 1.5% of gross proceeds raised in FSIC III’s continuous public offering. Organization and offering costs primarily included legal, accounting, printing and other expenses relating to FSIC III’s continuous public offering, including costs associated with technology integration between FSIC III’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC III Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing FSIC III’s common stock, which included the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for FSIC III.

Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, FS Investments funded certain of FSIC III’s organization and offering costs. Following this period, FSIC III has paid certain of its organization and offering costs directly and reimbursed FSIC III Advisor for offering costs incurred by FSIC III Advisor on FSIC III’s behalf, including marketing expenses, salaries and other direct expenses of FSIC III Advisor’s personnel and employees of its affiliates while engaged in registering and marketing FSIC III’s shares of common stock. Organization and offering costs funded directly by FS Investments were recorded by FSIC III as a contribution to capital. The offering costs were offset against capital in excess of par value on the consolidated financial statements and the organization costs were charged to expense as incurred by FSIC III. All other offering costs, including costs incurred directly by FSIC III, amounts reimbursed to FSIC III Advisor for ongoing offering costs and any reimbursements paid to FS Investments for organization and offering costs previously funded, were recorded as a reduction of capital. Commencing January 1, 2016, offering costs incurred by FSIC III were deferred and amortized to expense over twelve months. Following the closing of FSIC III’s continuous public offering to new investors in November 2017, all deferred offering costs were expensed.

The dealer manager for FSIC III’s continuous public offering was FS Investment Solutions, LLC (“FS Investment Solutions”), which is one of FSIC III’s affiliates. Prior to the closing of FSIC III’s continuous public offering, the dealer manager was entitled under the dealer manager agreement, dated as of December 20, 2013, by and among FSIC III, FSIC III Advisor and FS Investment Solutions (the “Dealer Manager Agreement”), to receive selling commissions and dealer manager fees in connection with the sale of shares of common stock in the FSIC III’s continuous public offering, all or a portion of which could be re-allowed to selected broker-dealers. In February 2016, FSIC III closed its continuous public offering to investors investing through the IBD Channel (the “IBD Channel”) closing. As used herein, the IBD Channel refers to sales of shares of FSIC III Common Stock through broker-dealers (other than the dealer manager) that are members of FINRA, and other properly licensed financial securities firms whose contracts for investment advisory and related services do not include a fixed or “wrap” fee or other asset-based fee arrangement, and who are collectively referred to herein as selected broker-dealers. Historically, sales through the IBD Channel constituted the majority of shares sold in FSIC III’s continuous public offering. Prior to the IBD Channel closing, shares of FSIC III Common Stock in its continuous public offering were subject to a sales load of up to 10.0% of the public offering price, which consisted of selling commissions and dealer manager fees of up to 7.0% and 3.0%, respectively, of the public offering price. Following the IBD Channel closing, the dealer manager waived its right to receive any selling commissions or dealer manager fees in connection with shares of FSIC III Common Stock sold pursuant to its continuous public offering and, as a result, no selling commissions or dealer manager fees were paid to the dealer manager from that date forward. The price at which shares of FSIC III Common Stock were sold following the IBD Channel closing is referred to as the institutional offering price. The dealer manager agreement terminated in connection with the closing of FSIC III’s continuous public offering in November 2017.

The following tables describe the fees and expenses FSIC III accrued under the FSIC III Former Investment Advisory Agreement and the FSIC III Investment Advisory Agreement, as applicable, during the three months ended March 31, 2019 and 2018 and the years ended December 31, 2018, 2017 and 2016 (amounts in thousands):

			Three Months Ended March 31,
Related Party	Source Agreement	Description	2019	2018
FSIC III Advisor and the Advisor	FSIC III Former Investment Advisory Agreement and the FSIC III Investment Advisory Agreement	Base Management Fee(1)	$14,870	$16,693

FSIC III Advisor and the Advisor	FSIC III Former Investment Advisory Agreement and the FSIC III Investment Advisory Agreement	Subordinated Incentive Fee on Income(2)	$12,108	$1,623

FSIC III Advisor and the Advisor	FSIC III Former Investment Advisory Agreement and the FSIC III Investment Advisory Agreement	Administrative Services Expenses(3)	$738	$854

(1)

FSIC III Advisor contractually agreed, effective February 3, 2017, to permanently waive 0.25% of its base management fee to which it was entitled under the FSIC III Former Investment Advisory Agreement so that the fee received equaled 1.75% of the average value of FSIC III’s weekly gross assets. As a result, the amount shown for the three months ended March 31, 2018 is net of waivers of $2,385. During the three months ended March 31, 2019 and 2018, $13,300 and $17,015, respectively, in base management fees were paid to the Advisor and/or FSIC III Advisor. As of March 31, 2019, $14,870 in base management fees were payable to the Advisor.

(2)

During the three months ended March 31, 2019 and 2018, $9,525 and $14,487, respectively, of subordinated incentive fees on income were paid to the Advisor and/or FSIC III Advisor. As of March 31, 2019, a subordinated incentive fee on income of $12,108 was payable to the Advisor.

(3)

During the three months ended March 31, 2019 and 2018, $444 and $668, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to FSIC III by FSIC III Advisor and the Advisor and the remainder related to other reimbursable expenses, including reimbursement of fees related to transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broken deal costs were $66 for the three months ended March 31, 2019. FSIC III paid $646 and $465 in administrative services expenses to FSIC III Advisor and the Advisor during the three months ended March 31, 2019 and 2018, respectively.

			Year Ended December 31,
Related Party	Source Agreement	Description	2018	2017	2016
FSIC III Advisor and the Advisor	FSIC III Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$57,954	$67,862	$67,573
FSIC III Advisor and the Advisor	FSIC III Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$15,156	$40,765	$39,754

FSIC III Advisor and the Advisor	FSIC III Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$3,026	$2567	$2,922

FSIC III Advisor	FSIC III Advisor Investment Advisory and Administrative Services Agreement	Offering Costs(4)	—	$1,303	$1,521

FS Investment Solutions	Dealer Manager Agreement	Dealer Manager Fee(5)	—	—	$1,961

(1)

FSIC III Advisor contractually agreed, effective February 3, 2017, to permanently waive 0.25% of its base management fee to which it was entitled under the FSIC III Advisor Investment Advisory Agreement so that the fee received equaled 1.75%

of the average value of FSIC III’s weekly gross assets. As a result, the amounts shown for the years ended December 31, 2018 and 2017 are net of waivers of $2,594 and $8,754, respectively. During the years ended December 31, 2018, 2017 and 2016, $61,669, $68,760 and $63,761, respectively, in base management fees were paid to the Advisor and/or FSIC III Advisor. As of December 31, 2018, $13,300 in net base management fees were payable to the Advisor.

(2)

During the years ended December 31, 2018, 2017 and 2016, $40,118, $38,601 and $39,256, respectively, of subordinated incentive fees on income were paid to the Advisor and/or FSIC III Advisor. As of December 31, 2018, a subordinated incentive fee on income of $9,525 was payable to the Advisor.

(3)

During the years ended December 31, 2018, 2017 and 2016, $2,509, $2,414 and $2,766, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to FSIC III by FSIC III Advisor and the Advisor, and the remainder related to other reimbursable expenses. FSIC III paid $2,878, $2,922, and $3,045 in administrative services expenses to FSIC III Advisor and the Advisor during the years ended December 31, 2018, 2017 and 2016, respectively.

(4)

During the years ended December 31, 2018, 2017 and 2016, FSIC III incurred offering costs of $0, $2,477 and $2,250, respectively, of which $0, $1,303 and $1,521, respectively, generally related to the reimbursement of marketing expenses, salaries and direct expenses of FSIC III Advisor’s and the Advisor’s employees and employees of its affiliates while engaged in registering and marketing FSIC III’s shares of common stock.

FS Benefit Trust

FS Benefit Trust (“FS Trust”) was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of FS Investments and its affiliates. During the year ended December 31, 2017, FS Trust purchased $216 of FSIC III’s shares at a purchase price per share of $8.64, which price is equal to the institutional offering price in effect on the date of purchase. During the year ended December 31, 2018, FS Trust did not purchase any of FSIC III’s shares.

Additional Information Regarding FSIC IV

Shares of Class T common stock are subject to annual distribution fees of 1.00% of the estimated value of such shares, as determined in accordance with applicable rules of Financial Industry Regulatory Authority, Inc. (“FINRA”) rules. The annual distribution fees is paid by FSIC IV to the dealer manager pursuant to a distribution plan adopted by FSIC IV in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to FSIC IV. Among other requirements, such plan must be approved annually by a vote of FSIC IV’s board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan.

Except for Class T shares purchased by the principal of FSIC IV Advisor, members of the FSIC IV Board and other individuals and entities affiliated with FSIC IV Advisor and GDFM, or through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee arrangement, annual distribution fees are expected to be reallowed to selected broker-dealers and financial representatives, unless noted in the table below. The annual distribution fees are intended to compensate the dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of such shares.

The annual distribution fees accrues daily commencing upon the initial sale of shares of common stock in FSIC IV’s continuous public offering until an investor reaches the Sales Charge Cap (as defined below). The accrual as of and for the year ended December 31, 2017 reflects amounts beginning with the initial sale of shares of common stock in FSIC IV’s continuous public offering through December 31, 2017. The annual distribution fees are payable with respect to all shares of Class T common stock, other than shares issued under FSIC IV’s distribution reinvestment plan. The annual distribution fees will terminate for all Class T stockholders upon a liquidity event. In addition, FSIC IV will stop paying the annual distribution fees with respect to any outstanding Class T share when the total underwriting compensation from the upfront selling commissions, dealer manager fees and annual distribution fees attributable to any share equals 7.25% of gross offering proceeds (the “Sales Charge Cap”). The Sales Charge Cap applicable to certain shares, including shares sold prior to January 25, 2017, will be reduced by the amount of any upfront sales load that is waived for such shares or to otherwise account for any lower upfront sales load paid by an investor with respect to such shares.

The annual distribution fees for all Class T shares currently will terminate upon the earliest of (i) any Class T share purchased after January 25, 2017 reaching the applicable Sales Charge Cap, (ii) FSIC IV’s dealer manager advising FSIC IV that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules) would be in excess of 10% of the gross proceeds of this offering and (iii) a liquidity event. If, in the future, FSIC IV receives exemptive relief to offer multiple share classes and if it offers a class of common stock with no sales load or asset-based service or annual distribution fee, or a No-Load Share Class, upon a Class T share reaching the applicable Sales Charge Cap, such share will be converted into a share of such No-Load Share Class and will no longer be subject to ongoing annual distribution fees.

The following tables describe the fees and expenses FSIC IV accrued under the FSIC IV Former Investment Advisory Agreement and the FSIC IV Investment Advisory Agreement and fees that FS Investment Solutions received pursuant to FSIC IV’s distribution plan and share repurchase program during the three months ended March 31, 2019 and 2018 and the years ended December 31, 2018, 2017 and 2016 (amounts in thousands):

			Three Months Ended March 31,
Related Party	Source	Description	2019	2018
FSIC IV Advisor and the Advisor	FSIC IV Former Investment Advisory Agreement and the FSIC IV Investment Advisory Agreement	Base Management Fee(1)	$1,415	$1,625
FSIC IV Advisor and the Advisor	FSIC IV Former Investment Advisory Agreement and the FSIC IV Investment Advisory Agreement	Subordinated Incentive Fee on Income(2)	$1,394	—

FSIC IV Advisor and the Advisor	FSIC IV Former Investment Advisory Agreement and the FSIC IV Investment Advisory Agreement	Capital Gains Incentive Fees(3)	—	$(735)

FSIC IV Advisor and the Advisor	FSIC IV Former Investment Advisory Agreement and the FSIC IV Investment Advisory Agreement	Administrative Services Expenses(4)	$170	$78

FS Investment Solutions	Distribution Plan	Distribution Fees(5)	$53	$40

(1)

FSIC IV Advisor contractually agreed, effective February 1, 2017, to permanently waive 0.25% of its base management fee to which it is entitled under the FSIC IV Former Investment Advisory Agreement so that the fee received equaled 1.75% of the average value of FSIC IV’s weekly gross assets. Under the FSIC IV Investment Advisory Agreement, the base management fee is equal to 1.50% of the average value of FSIC IV’s weekly gross assets and the Advisor is not waiving any portion of such fee. As a result, the amount shown for the three months ended March 31, 2018 is net of waivers of $232. During the three months ended March 31, 2019 and 2018, $1,357 and $1,596, respectively, in base management fees were paid to the Advisor and/or FSIC IV Advisor. As of March 31, 2019, $1,415 in base management fees were payable to the Advisor.

(2)

During the three months ended March 31, 2019 and 2018, $903 and $0, respectively, of subordinated incentive fees on income were paid to the Advisor. As of March 31, 2019, a subordinated incentive fee on income of  $1,394 was payable to the Advisor.

(3)

During the three months ended March 31, 2019, FSIC IV did not accrue capital gains incentive fees based on the performance of its portfolio. During the three months ended March 31, 2018, FSIC IV reversed $735 of capital gains incentive fees previously accrued based on the performance of its portfolio. As of March 31, 2019, FSIC IV did not accrue any capital gains incentive fees. As of December 31, 2018, FSIC IV had reversed $1,742 in capital gains incentive fees previously accrued based on the performance of its portfolio. No capital gains incentive fees are actually payable by FSIC IV with respect to unrealized gains unless and until those gains are actually realized. FSIC IV paid did not pay capital gains incentive fees during the three months ended March 31, 2019. See Note 2 for a discussion of the methodology employed by FSIC IV in calculating the capital gains incentive fees.

(4)

During the three months ended March 31, 2019 and 2018, $132 and $51, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to FSIC IV by the Advisor or FSIC IV Advisor and the remainder related to other reimbursable expenses, including reimbursement of fees related to transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broker deal costs were $8 for the three months ended March 31, 2019. FSIC IV paid $98 and $78 in administrative services expenses to the Advisor and FSIC IV Advisor during the three months ended March 31, 2019 and 2018, respectively.

			Year Ended December 31,
Related Party	Source	Description	2018	2017	2016
FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$5,762	$5,151	$1,794

FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$1,488	—	—

FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fees(3)	$(1,742)	$1,164	$1,302

FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$549	$340	$291

FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Offering Costs(5)	—	$1,392	$875

FSIC IV Advisor and the Advisor	FS Investments Expense Reimbursement Agreement and the Expense Reimbursement Agreement	Expense Recoupment(6)	—	$666	—

FS Investment Solution	Distribution Plan	Distribution Fees(7)	$164	$102	—

FS Investment Solution	Share Repurchase Program	Contingent Deferred Sales Charges(8)	—	$10	$8

(1)

FSIC IV Advisor contractually agreed, effective February 1, 2017, to permanently waive 0.25% of its base management fee to which it is entitled under the FSIC IV Advisor Investment Advisory Agreement so that the fee received equaled 1.75% of the average value of FSIC IV’s weekly gross assets. Under the FSIC IV Investment Advisory Agreement, the base management fee is equal to 1.50% of the average value of FSIC IV’s weekly gross assets and the Advisor is not waiving any portion of such fee. As a result, the amounts shown for the years ended December 31, 2018 and 2017 are net of waivers of $253 and $696, respectively. During the years ended December 31, 2018, 2017 and 2016, $6,001, $4,371 and $588 in base management fees were paid to the Advisor and/or FSIC IV Advisor, respectively. During the year ended December 31, 2016, $300 in base management fees were applied to offset the liability of FS Investments under the expense reimbursement agreement. As of December 31, 2018, $1,357 in base management fees were payable to the Advisor.

(2)

During the year ended December 31, 2018, $585 of subordinated incentive fees on income were paid to the Advisor. There were no subordinated incentive fees on income during the years ended December 31, 2017 and 2016. As of December 31, 2018, a subordinated incentive fee on income of $903 was payable to the Advisor.

(3)

During the year ended December 31, 2018, FSIC IV reversed $1,742 of capital gains incentive fees previously accrued based on the performance of its portfolio. During the years ended December 31, 2017 and 2016, FSIC IV accrued capital gains incentive fees of $1,164 and $1,302, respectively, based on the performance of its portfolio. As of December 31, 2018, FSIC IV had not accrued any capital gains incentive fees. As of December 31, 2017 and 2016, FSIC IV had accrued

$1,981 and $1,302, respectively, in capital gains incentive fees, of which $1,742, and $817 respectively, was based on unrealized gains and $239 and $485, respectively, was based on realized gains. No capital gains incentive fees are actually payable by FSIC IV with respect to unrealized gains unless and until those gains are actually realized. FSIC IV paid FSIC IV Advisor $239 and $485 in capital gains incentive fees during the years ended December 31, 2018 and 2017.

(4)

During years ended December 31, 2018, 2017 and 2016, $353, $285 and $236, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to FSIC IV by FSIC IV Advisor and the Advisor and the remainder related to other reimbursable expenses. FSIC IV paid $495, $473 and $111 in administrative services expenses to FSIC IV Advisor and the Advisor during years ended December 31, 2018, 2017 and 2016, respectively.

(5)

During years ended December 31, 2018, 2017 and 2016, FSIC IV expensed offering costs of $0, $1,392, and $875, respectively, all of which related to reimbursements to FSIC IV Advisor for offering costs incurred on FSIC IV’s behalf, including marketing expenses, salaries and other direct expenses of FSIC IV Advisor’s personnel and employees of its affiliates while engaged in registering and marketing FSIC IV’s shares of common stock.

(6)

During the year ended December 31, 2017, FSIC IV accrued $666 for expense recoupments payable to FSIC IV Advisor under the expense reimbursement agreement. During the year ended December 31, 2017, FSIC IV paid $666 to FSIC IV Advisor. As of December 31, 2018, FSIC IV did not have any expense recoupments payable to FSIC IV Advisor or the Advisor.

(7)	Represents the distribution fees retained by FS Investment Solutions and not re-allowed to selected broker-dealers or financial representatives.

(8)

Represents the total amount of contingent deferred sales charges paid to FS Investment Solutions by stockholders who tendered shares pursuant to FSIC IV’s share repurchase program. Beginning with the quarterly tender offer conducted during the three months ended March 31, 2017, Class T shares tendered pursuant to FSIC IV’s share repurchase program were no longer subject to a contingent deferred sales charge.

Expense Reimbursement and Base Management Fee Deferral Arrangement

On November 14, 2018, the Advisor announced that for any calendar quarter ending on or prior to September 30, 2019 it will defer the receipt of base management fees under the FSIC IV Investment Advisory Agreement if, and to the extent that, FSIC IV’s distributions paid to FSIC IV’s stockholders in the calendar quarter exceeds the sum of FSIC IV’s investment company taxable income (as defined in the Code, net capital gains (as defined in Section 1222 of the Code)) and dividends and other distributions paid to FSIC IV on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar quarter, or collectively, FSIC IV’s distributable funds on a tax basis. The Advisor will only receive any deferred fees in a future calendar quarter if, and to the extent that, FSIC IV’s distributable funds on a tax basis in the future calendar quarter exceeds FSIC IV’s distributions paid to FSIC IV’s stockholders in such quarter. In light of this commitment by the Advisor, the expense reimbursement agreement was terminated on November 14, 2018. Prior to September 30, 2019, the Advisor will evaluate whether to extend this commitment to future quarters.

During the three months ended March 31, 2019, the Advisor did not defer the receipt of any base management fees. As of March 31, 2019, there were no deferred base management fees subject to future payment by FSIC IV.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF CORPORATE CAPITAL TRUST II

CCT II has procedures in place for the review, approval and monitoring of transactions involving CCT II and certain persons related to CCT II. For example, CCT II’s Code of Business Conduct and Ethics generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the CCT II. Waivers to the Code of Business Conduct and Ethics for any executive officer or member of the board of trustees must be approved by CCT II Board and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act). Prior to the occurrence of a liquidity event (which could include (1) a listing of the CCT II Common Stock on a national securities exchange, (2) the sale of all or substantially all of CCT II’s assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by the board in which CCT II’s shareholders likely will receive cash or shares of a publicly-traded company), all future transactions with affiliates of CCT II will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the board, including a majority of the independent trustees.

CCT II is or was previously a party to certain contractual agreements with the Advisor and CCT II Former Advisors and certain of their respective affiliates, including the CCT II Managing Dealer Agreement, the CCT II Investment Advisory Agreement, the CCT II Former Investment Advisory Agreement, the CCT II Investment Sub-Advisory Agreement, the CCT II Administrative Services Agreement, the CCT II Former Administrative Services Agreement and the CCT II Former Expense Support Agreement (each as defined below).

Managing Dealer Agreement and Distribution and Shareholder Servicing Plan

CCT II was a party to a managing dealer agreement (the “Former CCT II Managing Dealer Agreement”) with CNL Securities Corp., an affiliate of CNL. CNL Securities Corp. which served as the managing dealer of CCT II’s offering and in connection therewith received up-front selling commissions of up to 2.00% of gross offering proceeds, up-front dealer manager fees of up to 2.75% of gross offering proceeds and ongoing distribution and shareholder servicing fees at an annualized rate of 1.25% of the CCT II’s most recently published NAV per share, excluding shares issued through the distribution reinvestment plan. All or any portion of these fees were re-allowed to participating brokers.

On March 16, 2017, the board of trustees approved an amended and restated managing dealer agreement (the “CCT II Managing Dealer Agreement”), between CCT II and the managing dealer and approved an amended and restated distribution and shareholder servicing plan for CCT II (the “CCT II Distribution and Shareholder Servicing Plan”), which lowered the ongoing distribution and shareholder servicing fee paid to the managing dealer from an annualized rate of 1.25% to an annualized rate of 1.00% of CCT II’s NAV per share. On April 9, 2018, the CCT II Managing Dealer Agreement and the CCT II Distribution and Shareholder Servicing Plan were terminated effective April 30, 2018.

Investment Advisory Agreements

On April 9, 2018, CCT II terminated the CCT II Former Investment Advisory Agreement and concurrently entered into the CCT II Investment Advisory Agreement with the Advisor. Pursuant to the CCT II Investment Advisory Agreement, CCT II pays the Advisor a fee for their services consisting of two components—a base management fee based on the average value of CCT II’s gross assets and incentive fees based on CCT II’s performance. The incentive fee consists of (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Under the CCT II Investment Advisory Agreement, the Advisor is entitled to an annual base management fee of 1.50% of the average value of CCT II’s gross assets, as compared to the annual rate of 2.00% under the CCT II Former Investment Advisory Agreement. In addition, the calculation of the base management fee under the CCT II Investment Advisory Agreement excludes cash and cash equivalents from gross assets, as compared to the CCT II Former Investment Advisory Agreement, which included cash and cash equivalents within the definition of gross assets. Under the CCT II Investment Advisory Agreement, the Advisor serves as the sole investment adviser of CCT II.

Previously, CCT II was a party to an investment advisory agreement with CNL (the “CCT II Former Investment Advisory Agreement”), for the overall management of CCT II’s activities. CNL was a party to a sub-advisory agreement with KKR (the “CCT II Former Sub-Advisory Agreement”), under which KKR was responsible for the day-to-day management of CCT II’s investment portfolio. Pursuant to the CCT II Former Investment Advisory Agreement, CNL earned (i) a management fee equal to an annual rate of 2.00% of CCT II’s average gross assets, and (ii) an incentive fee based on CCT II’s performance. The incentive fee consisted of (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. CNL compensated KKR for advisory services that it provided to CCT II with 50% of the fees that CNL received under the CCT II Former Investment Advisory Agreement.

A subordinated incentive fee on income is payable to the Advisor each calendar quarter if CCT II’s pre-incentive fee net investment fee income (as defined in the CCT II Investment Advisory Agreement and approved by CCT II’s board of trustees) exceeds the 1.75% quarterly preferred return to CCT II’s shareholders (the ratio of pre-incentive fee net investment income divided by average adjusted capital).

The annual incentive fees on capital gains recorded for GAAP purposes are equal to (i) 20% of CCT II’s realized and unrealized capital gains on a cumulative basis since inception, net of all realized capital losses and unrealized depreciation on a cumulative basis from inception, less (ii) the aggregate amount of any previously paid incentive fees on capital gains. For financial reporting purposes, in accordance with GAAP, CCT II includes unrealized appreciation on the investment portfolio in the calculation of incentive fees on capital gains; however, such amounts are not payable by CCT II unless and until the net unrealized appreciation is actually realized. The actual amount of incentive fees on capital gains that are due and payable to the Advisor is determined at the end of the calendar year.

The terms of the incentive fees are substantially the same as those to which the CCT II Former Advisors were entitled to receive under the CCT II Former Investment Advisory Agreement. CCT II did not incur any subordinated incentive fee on income under the CCT II Investment Advisory Agreements during the three months ended March 31, 2019 and 2018. CCT II has not accrued any incentive fees payable on capital gains under the CCT II Investment Advisory Agreement as of March 31, 2019.

Under the terms of the CCT II Former Investment Advisory Agreement, CNL (and indirectly KKR) was entitled to receive up to 1.50% of gross offering proceeds as reimbursement for organization and offering expenses incurred by the Former Advisors on behalf of CCT II. The CCT II Former Advisors had incurred organization and offering costs of approximately $5,400 as of March 31, 2018 on behalf of CCT II. The CCT II Former Advisors waived the reimbursement of organization and offering expenses in connection with CCT II’s gross capital raise received from the Offering from March 1, 2016 (when CCT II satisfied the minimum offering requirement) through April 30, 2017 (the “O&O Reimbursement Waiver”). The O&O Reimbursement Waiver did not reduce the amount of organization and offering expenses incurred by the CCT II Former Advisors that were eligible for reimbursement in future periods based on subsequent gross capital raised by CCT II after April 30, 2017. Gross capital raised by CCT II after April 30, 2017 was subject to the maximum organization and offering cost reimbursement of 1.50%. The CCT II Former Advisors were entitled to reimbursement of approximately $400 of organization and offering costs for gross capital raised for the period May 1, 2017 through April 9, 2018, all of which had been reimbursed to the CCT II Former Advisors as of April 9, 2018. A contingent obligation for the balance of organization and offering costs, subject to reimbursement based on future gross proceeds raised assuming a reinstatement of CCT II’s Offering, was approximately $5,000 as of April 30, 2018.

On April 30, 2018, CCT II terminated its offering and in conjunction therewith, the CCT II Former Advisors agreed to permanently waive their rights to receive reimbursement of approximately $5,000 of organization and offering expenses that they had incurred on CCT II’s behalf. As such, as of March 31, 2019, CCT II had no contingent obligations to reimburse CCT II’s Former Advisors for organization and offering expenses.

Administrative Services Agreements

CCT II was a party to an administrative services agreement with CNL (the “CCT II Former Administrative Services Agreement”), under which CNL performed, or oversaw the performance of, various administrative services on behalf of CCT II. Administrative services include investor services, general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, maintaining required financial records, calculating CCT II’s NAV, filing tax returns, preparing and filing SEC reports, preparing, printing, and disseminating shareholder reports and generally overseeing the payment of CCT II’s expenses and the performance of administrative and professional services rendered to CCT II by others. CCT II reimbursed CNL for administrative expenses it incurred in performing its obligations.

On April 9, 2018, CCT II terminated the CCT II Former Administrative Services Agreement with CNL and concurrently entered into a new administrative services agreement with the Advisor, or the CCT II Administrative Services Agreement under which the Advisor serves as CCT II’s administrator. The terms of the CCT II Administrative Services Agreement, including the services to be provided by the Advisor as administrator and the amount of reimbursements to be paid by CCT II for certain administrative expenses, are substantially the same as those under the CCT II Former Administrative Services Agreement.

Expense Support Agreements

CCT II was a party to an expense support and conditional reimbursement agreement, as amended and restated (the “CCT II Former Expense Support Agreement”), with the CCT II Former Advisors pursuant to which the CCT II Former Advisors jointly and severally agreed to pay to CCT II some or all of its operating expenses (an “Expense Support Payment”), for each month during the Former Expense Support Payment Period (as defined below) in which the CCT II Board declared a distribution to its shareholders. Expense Support Payments were made in accordance with the terms of the CCT II Former Expense Support Agreement. The Expense Support Payment Period commenced on March 1, 2016 and terminated effective with the termination of the CCT II Former Expense Support Agreement on April 9, 2018. The amount of Expense Support Payments provided by the Former Advisors since inception was approximately $5,400. Effective April 30, 2018, the Former Advisors waived their right to reimbursement of such Expense Support Payments.

The Former Advisors were entitled to be reimbursed promptly by CCT II (a “CCT Reimbursement Payment”) for Expense Support Payments made with respect to any class of common stock, subject to the limitation that no Reimbursement Payment may be made by CCT II to the extent that it would cause CCT II’s Other Operating Expenses (as defined in the CCT II Former Expense Support Agreement) for such class of common stock to exceed the lesser of (A) 1.75% of average net assets attributable to common shares on an annualized basis after taking such payment into account and (B) the percentage of average net assets attributable to shares of such class of common stock represented by Other Operating Expenses (as defined in the CCT II Former Expense Support Agreement) during the period in which such Expense Support Payment from the Former Advisors was made (provided, however, that this clause (B) did not apply to any Reimbursement Payment which related to an Expense Support Payment from the Former Advisors made during the same period).

Concurrently with CCT II’s entry into the CCT II Investment Advisory Agreement and the CCT II Administrative Services Agreement, on April 9, 2018, CCT II entered into a new expense support and conditional reimbursement agreement (the “CCT II Expense Support Agreement”) which replaced the CCT II Former Expense Support Agreement. The CCT II Expense Support Agreement was substantially similar to the CCT II Former Expense Support Agreement.

On November 14, 2018, the Advisor announced that for any calendar month ending on or prior to September 30, 2019, it will defer the receipt of base management fees under the CCT II Investment Advisory Agreement if, and to the extent that, CCT II’s distributions paid to CCT II’s shareholders in the calendar month exceeds the sum of CCT II’s investment company taxable income (as defined in Section 852 of the Internal Revenue Code of 1986, as amended, or the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to CCT II on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar month, or collectively, CCT II’s distributable funds on a tax basis. The Advisor will only receive any deferred fees in a future calendar month if, and to the extent that, CCT II’s distributable funds on a tax basis in the future calendar month exceeds CCT II’s distributions paid to CCT II’s shareholders in such month. In light of this commitment by the Advisor, the CCT II Expense Support Agreement was terminated on November 14, 2018. CCT II’s conditional obligation to reimburse the Advisor pursuant to the terms of the CCT II Expense Support Agreement survived the termination of such agreement. Prior to September 30, 2019, the Advisor will evaluate whether to extend this commitment to future periods.

During the three months ended March 31, 2019, the Advisor did not defer the receipt of any base management fees. As of March 31, 2019, there were no deferred base management fees subject to future payment by CCT II.

The following table describes the fees and expenses accrued under the CCT II Investment Advisory Agreement, the CCT II Former Investment Advisory Agreement, the CCT II Administrative Services Agreement, the CCT II Former Administrative Services Agreement, the CCT II Expense Support Agreement and the CCT II Former Expense Support Agreement, as applicable, during the three months ended March 31, 2019 and 2018:

			Three Months Ended March 31,
Related Party	Source Agreement	Description	2019	2018
CNL Securities Corp.	CCT II Managing Dealer Agreement	Up-front Selling Commissions and Dealer Manager Fees	—	$61

CNL Securities Corp.	CCT II Managing Dealer Agreement	Distribution and Shareholder Servicing Fees	—	$282

CNL and KKR	CCT II Former Investment Advisory Agreement	Offering Costs	—	$20

The Advisor, CNL and KKR	CCT II Investment Advisory Agreement CCT II Former Investment Advisory Agreement	Base Management Fee(1)	$684	$890

The Advisor, CNL and KKR	CCT II Investment Advisory Agreement CCT II Former Investment Advisory Agreement	Capital Gains Incentive Fee(2)	—	$217

The Advisor and CNL	CCT II Administrative Services Agreement CCT II Former Administrative Services Agreement	Administrative Services Expenses(3)	$92	$157

The Advisor, CNL and KKR	CCT II Expense Support Agreement CCT II Former Expense Support Agreement	Expense Support(1)	—	$(585)

(1)

During the three months ended March 31, 2019, $628 of base management fees were paid to the Advisor and $67 of expense support payments due from the Advisor were used to offset management fees payable. It is intended that of the $98 in expense support payments due from the Advisor as of March 31, 2019, all of such payments will be applied to offset the $684 of base management fees payable to the Advisor as of March 31, 2019.

(2)

During the three months ended March 31, 2019 and 2018, no capital gains incentive fees were paid to the Advisor and/or Former Advisors. As of March 31, 2019, no capital gains incentive fees were payable to the Advisor.

(3)

During the three months ended March 31, 2019, $16 of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to CCT II by the Advisor, and the remainder related to other reimbursable expenses, including reimbursement of fees related to transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broken deal costs were $3 and $3 for the three months ended March 31, 2019 and 2018, respectively. CCT II paid $167 in administrative services expenses to the Advisor during the three months ended March 31, 2019.

			Year Ended December 31,
Related Party	Source Agreement	Description	2018	2017	2016
CNL	CCT II Managing Dealer Agreement	Up-front selling commissions and dealer manager fees	$61	$2,929	$2,405

CNL	CCT II Managing Dealer Agreement	Distribution and shareholder servicing fees	$376	$964	$251

KKR	CCT II Investment Sub-Advisory Agreement(l)(2)	Investment expense reimbursement	$105	$52	$8

The Advisor, CNL and KKR	CCT II Investment Advisory Agreement and CCT II Former Investment Advisory Agreement	Base management fees (investment advisory fees)(1)	$2,990	$2,346	$512

The Advisor, CNL and KKR	CCT II Investment Advisory Agreement and CCT II Former Investment Advisory Agreement	Incentive fee on capital gains(3)	$(279)	$112	$167

The Advisor, CNL and KKR	CCT II Investment Advisory Agreement and CCT II Former Investment Advisory Agreement	Organization and offering expense reimbursement	$20	$413	—

The Advisor and CNL	CCT II Administrative Services Agreement and CCT II Former Administrative Services Agreement:	Administrative and compliance services(1)	$390	$636	$268

The Advisor:	CCT II Expense Support Agreement and CCT II

CNL and KKR	Former Expense Support Agreement	Expense support provided	$(746)	$(2,644)	$(2,196)

(1)	Expenses subject to Expense Support.

(2)

Includes reimbursement of fees related to transactional expenses for prospective investments, including fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken Oat” costs. Broken deal costs were approximately $18, $21 and $7 for the years ended December 31, 2018, 2017 and 2016, respectively.

(3)

Incentive fees on capital gains are included in performance-based incentive fees in the statements of operations. The following table provides additional details for the incentive fee on capital gains for the years ended December 31, 2018,2017 and 2016.

Potential Conflicts of Interest

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as CCT II does, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to the Fund Complex, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in CCT II’s best interests or in the best interest of CCT II’s stockholders. CCT II’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles.

Exemptive Relief

As a BDC, CCT II is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated April 3, 2018, the SEC granted exemptive relief permitting CCT II, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor. The SEC exemptive order extended the co-investment exemptive order previously granted by the SEC to CCT II in June 2017.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF THE FS FUNDS

As of August 5, 2019, no person was deemed to control any of the FS Funds, as such term is defined in the 1940 Act. The following table sets forth, as of August 5, 2019, information with respect to the beneficial ownership of each FS Fund’s common stock by:

•	each person known to each of the FS Funds to beneficially own more than 5% of the outstanding shares of such FS Fund’s common stock;

•	each member of the board of directors and each executive officer of such FS Fund; and

•	all of the members of the board of directors and executive officers of such FS Fund as a group.

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock of any of the FS Funds subject to options that are currently exercisable or exercisable within 60 days of August 5, 2019.

	Shares Beneficially Owned as of August 5, 2019
Name(1)	Number of Shares of FSIC II Common Stock	Percentage(2)	Number of Shares of FSIC III Common Stock	Percentage(3)	Number of Shares of FSIC IV Common Stock	Percentage(4)
Interested Directors
Michael C. Forman(5)	189,109	*	81,160	*	34,764	*
Todd Builione	—	—	—	—	—	—

Independent Directors
Barbara Adams(6)	3,688	*	7,042	*	—	—
Frederick Arnold	—	—	—	—	—	—
Brian R. Ford	—	—	3,333	*	—	—
Michael J. Hagan	22,222	*	—	—	—	—
Richard Goldstein	11,810	*	19,719	*	—	—
Jeffrey K. Harrow	20,127	*	17,238	*	—	—
Jerel A. Hopkins	—	—	11,739	*	—	—
James H. Kropp	—	—	—	—	—	—
Osagie Imasogie	—	—	—	—	—	—

Executive Officers
William Goebel	3,565	*	5,414	*	—	—
Daniel Pietrzak	—	—	—	—	—	—
Stephen S. Sypherd(7)	5,719	*	4,907	*	1,165	*
James F. Volk	—	—	—	—	—	—

All directors and executive officers as a group (15 persons)	256,240	*	150,551	*	35,929	*

*	Less than one percent.

(1)

The address of each of the beneficial owners set forth above is c/o FS Investment Corporation II, FS Investment Corporation III or FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)	Based on a total of 327,309,962 shares of FSIC II Common Stock issued and outstanding on August 5, 2019.

(3)	Based on a total of 291,127,422 shares of FSIC III Common Stock issued and outstanding on August 5, 2019.

(4)	Based on a total of 31,674,734 shares of FSIC IV Common Stock issued and outstanding on August 5, 2019.

(5)	All shares held by MCFDA SCV LLC, which is a wholly-owned special purpose financing vehicle of which The 2011 Forman Investment Trust is a member and Mr. Forman is the manager.

(6)	Shares of FSIC II Common Stock held in an Individual Retirement Account.

(7)	Shares of FSIC III Common Stock and FSIC IV Common Stock held in a joint account with spouse.

The following table sets forth, as of August 5, 2019, the dollar range of each FS Fund’s equity securities that are beneficially owned by each member of the boards of directors of each FS Fund.

Dollar Range of Equity Securities Beneficially Owned(1)(2)
Name of Director	FSIC II	FSIC III	FSIC IV
Interested Directors:
Michael C. Forman	Over $100,000	Over $100,000	Over $100,000
Todd Builione	None	None	None

Independent Directors:
Barbara Adams	$10,001-$50,000	$50,001-$100,000	None
Frederick Arnold	None	None	None
Brian R. Ford	None	$10,001-$50,000	None
Michael J. Hagan	Over $100,000	None	None
Richard Goldstein	$50,001-$100,000	Over $100,000	None
Jeffrey K. Harrow	Over $100,000	Over $100,000	None
Jerel A. Hopkins	None	$50,001-$100,000	None
James H. Kropp	None	None	None
Osagie Imasogie	None	None	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF CORPORATE CAPITAL TRUST II

As of August 5, 2019, no person was deemed to control CCT II, as such term is defined in the 1940 Act. The following table sets forth, as of August 5, 2019, information with respect to the beneficial ownership of CCT II’s common stock by:

•	each person known to CCT II to beneficially own more than 5% of the outstanding shares of CCT II’s common stock;

•	each member of the board of trustees and each executive officer of CCT II; and

•	all of the members of the board of trustees and executive officers of CCT II as a group.

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. There are no shares of CCT II Common Stock subject to options that are currently exercisable or exercisable within 60 days of August 5, 2019.

Shares Beneficially Owned as of August 5, 2019
Name(1)	Number of Shares of CCT II Common Stock	Percentage(2)
Interested Trustees
Todd Builione	—	—

Independent Trustees
James H. Kropp	13,350	*
Mark D. Linsz	—	—
Thomas W. Morgan	—	—

Executive Officers
William Goebel	—	—
Daniel Pietrzak	—	—
Stephen S. Sypherd	—	—
James F. Volk	—	—

All directors and executive officers as a group (8 persons)	13,350	*

*	Less than one percent.

(1)	The address of each of the beneficial owners set forth above is c/o Corporate Capital Trust II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)	Based on a total of 12,302,892 shares of CCT II Common Stock issued and outstanding on August 5, 2019.

The following table sets forth, as of August 5, 2019, the dollar range of CCT II’s equity securities that are beneficially owned by each member of the CCT II Board.

Dollar Range of CCT II Equity Securities Beneficially Owned(1)(2)
Name of Trustee

Interested Trustee:
Todd Builione	None

Independent Trustees:
James H. Kropp	Over $100,000
Mark D. Linsz	None
Thomas W. Morgan	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

PORTFOLIO COMPANIES OF FS INVESTMENT CORPORATION II

The following table sets forth certain information as of March 31, 2019 with respect to each company in which FSIC II had a debt or equity/other investment. Other than these investments, FSIC II’s only relationships with its portfolio companies are the managerial assistance it may separately provide to its portfolio companies, which services would be ancillary to FSIC II’s investments and the board observer or participation rights it may receive. In general, under the 1940 Act, FSIC II would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

For information relating to the value of FSIC II’s investments in its portfolio companies and information related to portfolio companies FSIC II is deemed to “control” or be an “affiliated person” of under the 1940 Act, see FSIC II’s unaudited consolidated schedule of investments as of March 31, 2019, at page F-5. Dollar amounts in the table below and the related notes are presented in thousands.

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

5 Arch Income Fund 2, LLC	5 Arch Income Fund 2, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.		$39,551

5 Arch Income Fund 2, LLC	5 Arch Income Fund 2, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.	(1)	34,470

Abaco Energy Technologies LLC	Abaco Energy Technologies LLC 1010 Lamar Street, Suite 1410 Houston, TX 77002	Abaco Energy Technologies LLC focuses on acquiring, integrating, and developing energy manufacturing and service businesses primarily related to North American drilling, completion, and production and associated infrastructure.		23,652

ABB CONCISE Optical Group LLC	ABB CONCISE Optical Group LLC 12301 NW 39th Street Coral Springs, FL 33065	The nation’s leading distributor of optical products, including contact lenses, frames, sunglasses, accessories and contact lens solutions.		2,771

Accuride Corp	Accuride Corp 7140 Office Circle Evansville, IN 47715	Produces steel wheels and aluminum wheels in North America.		519

Acosta Holdco Inc	Acosta Holdco Inc 6600 Corporate Center Parkway Jacksonville, FL 32216	Acosta is a national sales and marketing company that serves as the outsourced sales arm for major consumer-packaged goods companies.		5,369

Addison Holdings	Addison Holdings 125 South Wacker Drive , 27th Floor Chicago, IL 60606	Addison Group provides hiring and staffing services to businesses and candidates in the United States.		84,953

Advanced Lighting Technologies Inc	Advanced Lighting Technologies Inc 7905 Cochran Road, Suite 300 Glenwillow, OH 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.		7,968

Advantage Sales & Marketing Inc	Advantage Sales & Marketing Inc 18100 Von Karman Ave, Suite 1000 Irvine, CA 92612	Advantage Sales & Marketing Inc. (ASM) provides marketing services. The Company offers integrated sales services, business process outsourcing, retail services, brand and space management, and marketing services.		14,697

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		10,557

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		101,066

Altus Power America Inc	Altus Power America Inc 102 Greenwich Avenue, 3rd Floor Greenwich, CT 6830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.		683

Altus Power America Inc	Altus Power America Inc 102 Greenwich Avenue, 3rd Floor Greenwich, CT 6830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	(1)	140

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Altus Power America Inc	Altus Power America Inc 102 Greenwich Avenue, 3rd Floor Greenwich, CT 6830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.		$2,500

American Tire Distributors Inc	American Tire Distributors Inc 12200 Herbert Wayne Court, Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.		595

American Tire Distributors Inc	American Tire Distributors Inc 12200 Herbert Wayne Court, Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.		3,512

Ammeraal Beltech Holding BV	Ammeraal Beltech Holding BV Comeniusstraat 8 Alkmaar, Noord-Holland, Netherlands 1817 MS	Ammeraal Beltech Holding B.V. manufactures and markets belts for food, airport, logistics, mail, tobacco, paper and print, textile, rubber and tire, automotive, and wood industries.		1,725

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	(1)	2,241

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.		44,183

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	(1)	5,809

Ascension Insurance Inc	Ascension Insurance Inc 1277 Treat Boulevard, Suite 400 Walnut Creek, CA 94597	Ascension Insurance Inc provides insurance brokerage solutions. The company offers solutions in the areas of employee benefit, property and casualty, retirement consulting, education, and personal lines.		91,579

Ascension Insurance Inc	Ascension Insurance Inc 1277 Treat Boulevard, Suite 400 Walnut Creek, CA 94597	Ascension Insurance Inc provides insurance brokerage solutions. The company offers solutions in the areas of employee benefit, property and casualty, retirement consulting, education, and personal lines.	(1)	13,800

Aspect Software Inc	Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	(1)	865

Aspect Software Inc	Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.		5,002

ATX Networks Corp	ATX Networks Corp 1-501 Clements Road West Ajax, ON, Canada L1S 7H4	ATX is a designer and developer of patented, high-margin radio frequency management equipment and digital video processing products.		26,110

AVF Parent LLC	AVF Parent LLC 6500 14 Mile Road Warren, MI 48092	Art Van Furniture is a leading furniture retailer in the Midwestern United States.		73,980

Belk Inc	Belk Inc 2801 West Tyvola Road Charlotte, NC 28217	The 7th largest department store operator in the US, with 297 stores across 16 southeastern states.		19,823

Borden Dairy Co	Borden Dairy Co 8750 N. Central Expressway, Suite 400 Dallas, TX 75231	Borden Dairy Company produces dairy products. It offers milk, yogurt smoothies, yogurt, probiotics, creams, and cheese products.		52,500

Caprock Midstream LLC	Caprock Midstream LLC 5810 Wilson Road, Suite 100 Humble, TX 77396	Caprock Midstream LLC is an principal investment firm. The firm typically invests in crude oil, NGL, natural gas & water midstream infrastructure sectors.		5,919

Cimarron Energy Inc	Cimarron Energy Inc 11025 Equity Drive, Suite 200 Houston, TX 77041	Cimarron Energy, Inc. designs and manufactures engineered production, process, and environmental equipment for upstream and midstream energy industries.		7,500

Conservice LLC	Conservice LLC 750 South Gateway Drive River Heights, UT 84321	Conservice, LLC provides utility management and billing services for property owners.		31,595

Conservice LLC	Conservice LLC 750 South Gateway Drive River Heights, UT 84321	Conservice, LLC provides utility management and billing services for property owners.	(1)	5,919

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Constellis Holdings LLC / Constellis Finance Corp	Constellis Holdings LLC / Constellis Finance Corp 12018 Sunrise Valley Drive, Suite 140 Reston, VA 20191	Constellis Holdings, LLC, along with its subsidiaries, provides risk management, security, humanitarian, training, and operational support services to government and commercial customers worldwide.		$46,547

CSafe Global	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.		2,296

CSafe Global	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	(1)	3,965

CSafe Global	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.		53,485

CSM Bakery Products	CSM Bakery Solutions 5775 Glenridge Drive, Bldg. A Sandy Springs, GA 30328	CSM Bakery Solutions LLC engages in the production and distribution of bakery ingredients and products in the United States, Canada, and Mexico.		5,091

Dade Paper and Bag Co Inc	Dade Paper and Bag Co Inc 255 Route 1 & 9 Jersey City, NJ 7306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.		17,269

Dade Paper and Bag Co Inc	Dade Paper and Bag Co Inc 255 Route 1 & 9 Jersey City, NJ 7306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.		135,389

Dayton Superior Corp	Dayton Superior Corp 1125 Byers Road Miamisburg, OH 45342	Dayton Superior Corporation manufactures concrete construction supplies. It offers accessories, such as wall forming, bridge deck, precast, rebar supports, tilt-up, splicing, and other accessory products		11,746

Diamond Resorts International Inc	Diamond Resorts International Inc 10600 West Charleston Boulevard Las Vegas, NV 89135	Diamond Resorts International, Inc. provides destinations, events, and experiences. It owns and operates vacation ownership resorts worldwide.		13,773

Distribution International Inc	Distribution International Inc 9000 Railwood Drive Houston, TX 77078	Distributes thermal and acoustical insulation and related supplies for maintenance and repair operations in the U.S.		3,249

Eagle Family Foods Inc	Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.	(1)	4,087

Eagle Family Foods Inc	Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.		27,024

Eagleclaw Midstream Ventures LLC	Eagleclaw Midstream Ventures LLC 200 Bellevue Parkway, Suite 210 Wilmington, DE 19809	EagleClaw Midstream Ventures, LLC, gathers and processes natural gas in the Southern Delaware Basin.		10,908

EIF Van Hook Holdings LLC	EIF Van Hook Holdings LLC 545 E. John Carpenter Freeway, Suite 800 Irving, TX 75062	EIF Van Hook Holdings, LLC owns and operates pipeline and terminal facilities for crude oil. The Company conducts business operations in the United States.		7,148

Empire Today LLC	Empire Today LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.		87,975

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.		1,733

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.		217

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.	(1)	453

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.		3,165

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.		$1,085

Foresight Energy LLC	Foresight Energy LLC 211 North Broadway, Suite 2600 St. Louis, MO 63102	Foresight Energy LLC mines and produces thermal coal with reserves in the Illinois Basin. The company transports its products through various modes of transportation, such as rail, barge, and truck modes of transportation.		10,576

Fox Head Inc	Fox Head Inc 16752 Armstrong Avenue Irvine, CA 92606	Fox Head is a family-owned action sports and clothing brand focused primarily on the motocross, bike and lifestyle segments.		52,149

FullBeauty Brands Holdings Corp	FullBeauty Brands Holdings Corp 463 Fashion Avenue New York, NY 10018	FULLBEAUTY Brands, Inc. provides plus-size products for women and men.		189

FullBeauty Brands Holdings Corp	FullBeauty Brands Holdings Corp 463 Fashion Avenue New York, NY 10018	FULLBEAUTY Brands, Inc. provides plus-size products for women and men.		1,073

Gulf Finance LLC	Gulf Finance LLC 80 William Street, Suite 400 Wellesley Hills, MA 02481	Gulf Finance, LLC is a private, diversified refined products terminaling, storage and logistics business.		4,578

HM Dunn Co Inc	HM Dunn Co Inc 3301 House Anderson Road Euless, TX 76040	HM Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.		38,571

Hudson Technologies Co	Hudson Technologies Co One Blue Hill Plaza Pearl River, NY 10965	Hudson Technologies is a national distributor and provider of refrigerant gas and engineered solutions headquartered in Pearl River, NY.		50,302

Icynene Group Ltd	Icynene Group Ltd 6747 Campobello Road Mississauga, ON, Canada L5N2L7	Icynene is global manufacturer of branded spray polyurethane foam, serving a diverse set of end markets including new custom and production residential construction, commercial construction, remodeling and specialty applications.		35,550

Industrial Group Intermediate Holdings LLC	Industrial Group Intermediate Holdings LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.		118,840

Industry City TI Lessor LP	Industry City TI Lessor LP 220 36th Street, #2-A Brooklyn, NY 11232	The Brooklyn Nets are an NBA basketball team owned by Russian billionaire, Mikhail Prokhorov. The Team was moved from New Jersey to Brooklyn, NY in 2012.		11,308

JAKKS Pacific Inc	JAKKS Pacific Inc 2951 28th Street Santa Monica, CA 90405	JAKKS Pacific, Inc. develops, produces, and markets consumer products worldwide.		2,777

Jazz Acquisition Inc	Jazz Acquisition Inc 416 Dividend Drive Peachtree City, GA 30269	Wencor Group (Jazz Acquisition) is an aerospace aftermarket provider that designs, repairs and distributes highly-engineered replacement components for its global customer base consisting of commercial airlines and maintenance, repair and overhaul providers.		20,258

JC Penney Corp Inc	JC Penney Corp Inc 6501 Legacy Drive Plano, TX 75024	J. C. Penney Corporation, Inc., sells merchandise through department stores. The company primarily sells family apparel and footwear, accessories, fine and fashion jewelry, beauty products, and home furnishings.		1,144

JHC Acquisition LLC	JHC Acquisition LLC 2454 East Dempster Street , Suite 300 Des Plaines, IL 60016	Justrite (JHC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.		20,495

JHC Acquisition LLC	JHC Acquisition LLC 2454 East Dempster Street , Suite 300 Des Plaines, IL 60016	Justrite (JHC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.		101,452

JHC Acquisition LLC	JHC Acquisition LLC 2454 East Dempster Street , Suite 300 Des Plaines, IL 60016	Justrite (JHC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	(1)	35,269

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Jo-Ann Stores Inc	Jo-Ann Stores Inc 5555 Darrow Rd Hudson, OH 44236	Jo-Ann Stores is the nation’s largest specialty retailer of fabrics and one of the largest specialty retailers of crafts.		$4,894

Jostens Inc	Jostens Inc 7760 France Avenue South, Suite 400 Minneapolis, MN 55435	Jostens, Inc. provides products, programs, and services for high schools and universities. The company’s products include jewelry, school yearbooks and memory books, scholastic products, and products for athletic champions and their fans.		3,405

JSS Holdings Ltd	JSS Holdings Ltd 180 North Stetson, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.		72,259

Kodiak BP LLC	Kodiak BP LLC 1745 Shea Center Drive, Suite 130 Littleton, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.		110,425

Kodiak BP LLC	Kodiak BP LLC 1745 Shea Center Drive, Suite 130 Littleton, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.	(1)	9,849

Lazard Global Compounders Fund	Lazard Global Compounders Fund 30 Vesey St , Rm 1700 New York, NY 10007	Greystone Management Corp was founded in 1968. The company’s line of business includes operating nonresidential buildings.		37,786

Lazard Global Compounders Fund	Lazard Global Compounders Fund 30 Vesey St , Rm 1700 New York, NY 10007	Greystone Management Corp was founded in 1968. The company’s line of business includes operating nonresidential buildings.	(1)	7,214

LD Intermediate Holdings Inc	LD Intermediate Holdings Inc 8201 Greensboro Drive, Suite 717 McLean, VA 22102	LDiscovery develops discovery management solutions and provides legal and technology consulting services to law firms, corporations and government agencies.		14,925

Lipari Foods LLC	Lipari Foods LLC 26661 Bunert Road Warren, MI 48089	Lipari Foods, LLC engages in the distribution of food products. Its products include bakery products, confectionery products, dairy products, meat and seafood products, and foodservice products.		120,971

Lipari Foods LLC	Lipari Foods LLC 26661 Bunert Road Warren, MI 48089	Lipari Foods, LLC engages in the distribution of food products. Its products include bakery products, confectionery products, dairy products, meat and seafood products, and foodservice products.	(1)	25,220

MB Precision Holdings LLC	MB Precision Holdings LLC 109 Apremont Way, P.O. Box 828 Westfield, MA 1085	MidState Berkshire provides precision machining, fabrication, assembly and test services for the aerospace, defense and energy sectors.		20,733

Mitel US Holdings Inc	Mitel US Holdings Inc 1146 N Alma School Rd Mesa, AZ 85201	The company’s line of business includes the manufacturing of wire telephone and telegraph equipment.		119

Monitronics International Inc	Monitronics International Inc 1990 Wittington Place Farmers Branch, TX 75234	Monitronics International, Inc., doing business as Brinks Home Security, provides security alarm monitoring and related services to residential and commercial customers in the United States, Canada, and Puerto Rico.		3,698

Murray Energy Corp	Murray Energy Corp 46226 National Road, Suite 300 Saint Clairsville, OH 43950	Murray Energy Corporation produces and distributes coal.		10,830

NaviHealth Inc.	NaviHealth Inc. 210 Westwood Place, Suite 400 Brentwood, TN 37027	naviHealth, Inc. manages post-acute care and care transitions on behalf of health plans, hospitals and health systems, and post-cute providers in the United States.		14,419

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	(1)	2,625

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.		10,656

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.		51,188

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.		14,283

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	(1)	$292

P2 Energy Solutions, Inc.	P2 Energy Solutions, Inc. 1670 Broadway, Suite 2800 Denver, CO 80202	Provider of comprehensive range of software, geospatial data, land management tools, and outsourcing to the upstream oil and gas industry.		73

PAE Holding Corp	PAE Holding Corp 1320 North Courthouse Road, Suite 800 Arlington, VA 22201	Provides mission-critical services to the U.S. government operating in different segments.		9

Peak 10 Holding Corp	Peak 10 Holding Corp 8809 Lenox Pointe Drive, Suite G Charlotte, NC 28273-3377	Peak 10 Holding Corporation operates as a holding company. The Company, through its subsidiaries, provides information technology services such as application support, security, backup, storage management, internet access, and cloud computing services.		8,327

PF Chang’s China Bistro Inc	PF Chang’s China Bistro Inc 7676 East Pinnacle Peak Road Scottsdale, AZ 85255	P.F. Chang’s owns and operates restaurants in the United States.		5,760

PHRC License LLC	PHRC License LLC 4700 Millenia Boulevard, Suite 400 Orlando, FL 32839	PHRC License provides licensing for the Planet Hollywood Resorts brand.		66,646

Power Distribution Inc	Power Distribution Inc 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.		43,907

Production Resource Group LLC	Production Resource Group LLC 200 Business Park Drive, Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology. It provides integrated services and equipment, including audio, video, lighting, staging and automation systems.		207,992

Propulsion Acquisition LLC	Propulsion Acquisition LLC 10200 Anderson Way Cincinnati, OH 45242	Provides engineering consultancy and technical recruiting services to organizations worldwide. The company offers engineering and design, systems and software, manufacturing and supply chain, technical recruiting, additive engineering, and government services;		51,121

PSKW LLC	PSKW LLC 200 Jefferson Park Whippany, NJ 7981	PSKW is a leading developer and marketer of co-pay assistance (CPA) programs and tools that help to reduce the cost of prescription drugs for patients.		26,000

PSKW LLC	PSKW LLC 200 Jefferson Park Whippany, NJ 7981	PSKW is a leading developer and marketer of co-pay assistance (CPA) programs and tools that help to reduce the cost of prescription drugs for patients.		29,986

Reliant Rehab Hospital Cincinnati LLC	Reliant Rehab Hospital Cincinnati LLC 5800 Granite Parkway, Suite 1000 Plano, TX 75024	Reliant Rehabilitation Holdings, Inc. provides contract therapy and rehabilitation management services. It offers physical, occupational, and speech therapy services to skilled nursing facilities.		59,494

Roadrunner Intermediate Acquisition Co LLC	Roadrunner Intermediate Acquisition Co LLC 6399 South Fiddlers Green Circle, Suite 100 Greenwood Village, CO 80111	Healthcare Staffing Services (Roadrunner) is a leading provider of travel nurse staffing solutions. The company operates through two segments: Fastaff Travel Nursing and U.S. Nursing Corporation.		7,115

Safariland LLC	Safariland LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.		70,234

Savers Inc	Savers Inc 11400 S.E. 6th Street Bellevue, WA 98004	Operates a chain of retail thrift stores.		26,804

Savers Inc	Savers Inc 11400 S.E. 6th Street Bellevue, WA 98004	Operates a chain of retail thrift stores.		25,915

Sequa Corp	Sequa Corp 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.		18,184

Sequel Youth & Family Services LLC	Sequel Youth & Family Services LLC 1131 Eagletree Lane Huntsville, AL 35801	Sequel Youth & Family Services LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.		12,199

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Sequel Youth & Family Services LLC	Sequel Youth & Family Services LLC 1131 Eagletree Lane Huntsville, AL 35801	Sequel Youth & Family Services LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.		$70,000

Sequential Brands Group Inc.	Sequential Brands Group Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.		116,207

SI Group Inc	SI Group Inc 2750 Balltown Road Schenectady, NY 12301	SI Group, Inc. develops and manufactures chemical intermediates, and specialty resins and solutions for industrial and consumer goods worldwide.		2,810

SIRVA Worldwide Inc	SIRVA Worldwide Inc One Parkview Plaza Oakbrook Terrace, IL 60181	Global leader in moving and relocation services.		2,721

Sorenson Communications LLC	Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		106,964

Sorenson Communications LLC	Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		53,708

SSC (Lux) Limited S.a r.l.	SSC (Lux) Limited S.a r.l. 7 Rue Robert Stumper, L-2557 Luxembourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.		104,545

Staples Canada	Staples Canada 6 Staples Avenue Richmond Hill, ON, Canada	Staples Canada operates a network of retail stores that supply office products, business machines, office furniture, and business services to small and medium sized companies, and home office customers.		42,914

Sungard Availability Services Capital Inc	Sungard Availability Services Capital Inc 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.		9,471

Sungard Availability Services Capital Inc	Sungard Availability Services Capital Inc 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.		845

Sutherland Global Services Inc	Sutherland Global Services Inc 1160 Pittsford-Victor Road Pittsford, NY 14534	Sutherland is a leading provider of technology enabled business process outsourcing services.		12,507

Swift Worldwide Resources Holdco Ltd	Swift Worldwide Resources Holdco Ltd 3050 Post Oak Boulevard, Suite 1450 Houston, TX 77056	Swift Technical Group is a leading pure-play provider of contract personnel resources to the oil and gas industry.		19,492

Tangoe LLC	Tangoe LLC 169 Lackawanna Ave. Parsippany, NJ 07054	Tangoe LLC provides connection life cycle management software and related services. The Company offers technology life cycle management for mobility, network, and Cloud.		51,395

Team Health Inc	Team Health Inc 265 Brookview Centre Way, Suite 400 Knoxville, TN 37919	Provides outsourced healthcare professional staffing and administrative services to hospitals and other healthcare providers in the United States.		71

Trace3 Inc	Trace3 Inc 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.		161,180

Virgin Pulse Inc	Virgin Pulse Inc 492 Old Connecticut Path, Suite 601 Framingham, MA 01701	Virgin Pulse, Inc. designs and develops technology to promote good lifestyle habits for employees.		79,108

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		18,491

Warren Resources Inc	Warren Resources Inc 5420 LBJ Freeway, Suite 600 Dallas, TX 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.		14,697

York Risk Services Group Inc	York Risk Services Group Inc One Upper Pond Road, Building F Parsippany, NJ 07054	York Risk Services Group, Inc. provides claims and risk management services in the United States and internationally.		973

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Zeta Interactive Holdings Corp	Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.		$37,112

Zeta Interactive Holdings Corp	Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	(1)	6,571

Second Lien Senior Secured Loans

Access CIG LLC	Access CIG LLC 6818 A Patterson Pass Road Livermore, CA 94550	Provides records and information management services.		1,342

Advantage Sales & Marketing Inc	Advantage Sales & Marketing Inc 18100 Von Karman Ave, Suite 1000 Irvine, CA 92612	Advantage Sales & Marketing Inc. (ASM) provides marketing services. The Company offers integrated sales services, business process outsourcing, retail services, brand and space management, and marketing services.		2,052

American Bath Group LLC	American Bath Group LLC 435 Industrial Road Savannah, TN 38372	American Bath Group is a designer and manufacturer of fiberglass reinforced plastic, sheet molded compound and acrylic bathtubs and showers.		6,605

Ammeraal Beltech Holding BV	Ammeraal Beltech Holding BV Comeniusstraat 8 Alkmaar, Noord-Holland, Netherlands 1817 MS	Ammeraal Beltech Holding B.V. manufactures and markets belts for food, airport, logistics, mail, tobacco, paper and print, textile, rubber and tire, automotive, and wood industries.		51,306

Arena Energy LP	Arena Energy LP 4200 Research Forest Drive, Suite 500 The Woodlands, TX 77381	Arena Energy is an exploration and production company with conventional offshore assets in the shallow water Gulf of Mexico shelf.		26,125

athenahealth Inc	athenahealth Inc 311 Arsenal Street Watertown, MA 02472	athenahealth, Inc., together with its subsidiaries, provides network-based medical record, revenue cycle, patient engagement, care coordination, and population health services for medical groups and health systems.		64,590

Bellatrix Exploration Ltd	Bellatrix Exploration Ltd 800 5th Avenue SW, Suite 1920 Calgary, Alberta, Canada T2P 3T6	Bellatrix Exploration Ltd. engages in the acquisition, exploration, development, and production of oil and natural gas reserves in the provinces of Alberta, British Columbia, and Saskatchewan.		5,966

Bellatrix Exploration Ltd	Bellatrix Exploration Ltd 800 5th Avenue SW, Suite 1920 Calgary, Alberta, Canada T2P 3T6	Bellatrix Exploration Ltd. engages in the acquisition, exploration, development, and production of oil and natural gas reserves in the provinces of Alberta, British Columbia, and Saskatchewan.	(1)	624

Byrider Finance LLC	Byrider Finance LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.		29,731

Catalina Marketing Corp	Catalina Marketing Corp 200 Carillon Parkway St. Petersburg, FL 33716	Catalina Marketing Corporation Inc. provides personalized digital media solutions for consumer packaged goods (CPG), agencies, and retail industry.		9,958

Chisholm Oil & Gas Operating LLC	Chisholm Oil & Gas Operating LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Private exploration and production operator located in Tulsa, Oklahoma.		16,000

Crossmark Holdings Inc	Crossmark Holdings Inc 5100 Legacy Drive Plano, TX 75024	Crossmark is a sales and marketing services company in the consumer goods and services industry.		7,786

Envigo Laboratories Inc	Envigo Laboratories Inc 297 Kingsbury Grade, Suite 10 Lake Tahoe, NV 89449	Envigo provides essential products and research services for biopharmaceutical, crop protection, and chemical companies as well as universities, governments, and other research organizations.		3,202

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.		1,520

Grocery Outlet Inc	Grocery Outlet Inc 5650 Hollis Street Emeryville, CA 94608	Operates grocery stores that remarket excess inventories.		2,266

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Second Lien Senior Secured Loans

Gruden Acquisition Inc	Gruden Acquisition, Inc. 4041 Park Oaks Boulevard, Suite 200 Tampa, FL 33610	Quality Distribution (Gruden Acquisition) is a global provider of bulk transportation and logistics services.		$14,531

Jazz Acquisition Inc	Jazz Acquisition Inc 416 Dividend Drive Peachtree City, GA 30269	Wencor Group (Jazz Acquisition) is an aerospace aftermarket provider that designs, repairs and distributes highly-engineered replacement components for its global customer base consisting of commercial airlines and maintenance, repair and overhaul providers.		3,727

LBM Borrower LLC	LBM Borrower LLC 1000 Corporate Grove Drive Buffalo Grove, IL 60089	LBM Borrower, LLC distributes lumber and building materials.		29,099

One Call Care Management Inc	One Call Care Management Inc 841 Prudential Drive Suite 900 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States.		12,560

OPE Inmar Acquisition Inc	OPE Inmar Acquisition Inc 635 Vine Street Winston-Salem, NC 27101	Inmar, Inc., a technology company, owns and operates intelligent commerce networks. The company offers promotion solutions, such as digital promotions, analytics, coupon processing and settlement, trade promotions, and rebates.		2,584

P2 Energy Solutions, Inc.	P2 Energy Solutions, Inc. 1670 Broadway, Suite 2800 Denver, CO 80202	Provider of comprehensive range of software, geospatial data, land management tools, and outsourcing to the upstream oil and gas industry.		14,603

Paradigm Acquisition Corp	Paradigm Acquisition Corp 1033 Skokie Blvd, Suite 600 Northbrook, IL 60062	Paradigm Acquisition Corporation was founded in 2012. The Company’s line of business includes providing management services on a contract or fee basis.		1,595

Sequa Corp	Sequa Corp 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.		7,419

SIRVA Worldwide Inc	SIRVA Worldwide Inc One Parkview Plaza Oakbrook Terrace, IL 60181	Global leader in moving and relocation services.		2,315

SMG/PA	SMG/PA 300 Conshohocken State Road, Suite 450 West Conshohocken, PA 19428	SMG of Pennsylvania provides venue management, marketing, and development services.		3,671

Spencer Gifts LLC	Spencer Gifts LLC 6826 Black Horse Pike Egg Harbor Township, NJ 08234	Spencer Spirit Holdings (Spencer Gifts) is a lifestyle retail company that operates two unique, national brands (Spencer’s and Spirit Halloween) throughout the United States, Canada and online.		8,761

Titan Energy LLC	Titan Energy LLC 1000 Commerce Drive, Suite 410 Pittsburgh, PA 15275	Titan Energy develops and produces natural gas, crude oil, and natural gas liquids in basins across the United States.		67,595

WireCo WorldGroup Inc	WireCo WorldGroup Inc 2400 West 75th Street, Prairie Village Kansas City, MO 66208	Manufacturer of steel and synthetic rope, specialty wire, electromechanical cable, and other engineered products.		5,176

Other Senior Secured Debt

Advanced Lighting Technologies Inc	Advanced Lighting Technologies Inc 7905 Cochran Road, Suite 300 Glenwillow, OH 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.		10,664

Akzo Nobel Specialty Chemicals	Akzo Nobel Specialty Chemicals 525 West Van Buren Street Chicago, IL 60607	Akzo Nobel Chemicals Inc. manufactures specialty chemicals. It offers polymer chemistry products, ethylene and sulfur derivatives, bleaching and oxidizing chemicals, surface chemistry products, salt-chlorine products, and other products.		2,019

Artesyn Embedded Technologies Inc	Artesyn Embedded Technologies Inc 7900 Glades Road, Suite 500 Boca Raton, FL 33434-4105	Artesyn Embedded Technologies Inc. designs and manufactures power conversion and embedded computing solutions for communications, computing, healthcare, military, aerospace, industrial automation, computing and data storage, and consumer industries worldwide.		1,526

Black Swan Energy Ltd	Black Swan Energy Ltd 2700, Bow Valley Square Tower IV, 250 – 6th Avenue SW Calgary, Alberta, Canada T2P 3H7	Black Swan Energy Ltd. is a private, Canadian E&P company headquartered in Calgary. The Company is focused on the liquids-rich window of the Montney Shale in northeast British Columbia.		1,333

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Other Senior Secured Debt

FourPoint Energy LLC	FourPoint Energy LLC 100 St. Paul Street, Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.		$45,226

Genesys Telecommunications Laboratories Inc	Genesys Telecommunications Laboratories Inc 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.		158

JC Penney Corp Inc	JC Penney Corp Inc 6501 Legacy Drive Plano, TX 75024	J. C. Penney Corporation, Inc., sells merchandise through department stores. The company primarily sells family apparel and footwear, accessories, fine and fashion jewelry, beauty products, and home furnishings.		118

JW Aluminum Co	JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.		33,001

Lycra	Lycra Prins Bernhardplein 200 Amsterdam, Netherlands 1097 JB	Lycra manufactures manmade fibers, including spandex, polyester, and nylon.		3,686

Mood Media Corp	Mood Media Corp 2100 S. IH 35, Suite 200 Austin, TX 78704	Mood Media provides in-store audio, visual and scent branding services to retail companies in North America, Europe and Asia/Australia.		30,730

Numericable-SFR	Numericable-SFR 10 rue Albert Einstein, Champs-sur-Marne Paris, France 77420	The company provides cable and broadband services in France. It offers digital and analog television, Internet, and phone services to homes.		917

Pattonair Holdings Ltd	Pattonair Holdings Ltd Ascot Business Park, 50 Longbridge Lane Derby, DE24 8UJ	An outsourced inventory manager and distributor of C-class parts to be used mainly in Aerospace engines and, to a lesser extent aerospace systems.		4,245

Ply Gem Holdings Inc	Ply Gem Holdings Inc 5020 Weston Parkway, Suite 400 Cary, NC 27513	A residential exterior building products manufacturer with strong market positions in vinyl siding and windows as well as other related exterior products.		7,463

Sorenson Communications LLC	Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		6,964

Sunnova Energy Corp	Sunnova Energy Corp 20 East Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.		1,140

Velvet Energy Ltd	Velvet Energy Ltd Suite 1500, 308-4th Avenue SW Calgary, Alberta, Canada T2P 0H7	Velvet Energy Ltd. is a private Canadian exploration company with over 474,000 net acres in western Alberta. The Company was founded in 2011 and is backed by Warburg Pincus, Trilantic and 1901 Partners.		15,000

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		11,089

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		6,733

Subordinated Debt

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		206

Velvet Energy Ltd	Velvet Energy Ltd Suite 1500, 308-4th Avenue SW Calgary, Alberta, Canada T2P 0H7	Velvet Energy Ltd. is a private Canadian exploration company with over 474,000 net acres in western Alberta. The Company was founded in 2011 and is backed by Warburg Pincus, Trilantic and 1901 Partners.		15,000

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		11,089

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		6,733

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Subordinated Debt

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		$206

Ascent Resources Utica Holdings LLC / ARU Finance Corp	Ascent Resources Utica Holdings LLC / ARU Finance Corp 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company founded by Aubrey McClendon to acquire and develop unconventional resources in the Utica Shale.		26,026

athenahealth Inc	athenahealth Inc 311 Arsenal Street Watertown, MA 02472	athenahealth, Inc., together with its subsidiaries, provides network-based medical record, revenue cycle, patient engagement, care coordination, and population health services for medical groups and health systems.		32,614

Avantor Inc	Avantor Inc 3477 Corporate Parkway, Suite 200 Center Valley, PA 18034	Manufactures and markets high-performance chemistries and materials for life science, pharmaceutical, biomaterial, research/diagnostic, and advanced technology markets.		20,000

Byrider Finance LLC	Byrider Finance LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.		1,604

CEC Entertainment Inc	CEC Entertainment Inc 1707 Market Place Blvd, Suite 200 Irving, TX 75063	Chuck-E-Cheese (CEC) is an entertainment and restaurant-oriented chain across the United States.		11,374

ClubCorp Club Operations Inc	ClubCorp Club Operations Inc 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	Owns or operates a network of golf, country, business, sports and alumni clubs in multiple states and worldwide.		10,373

Diamond Resorts International Inc	Diamond Resorts International Inc 10600 West Charleston Boulevard Las Vegas, NV 89135	Diamond Resorts International, Inc. provides destinations, events, and experiences. It owns and operates vacation ownership resorts worldwide.		3,187

Eclipse Resources Corp	Eclipse Resources Corp 2121 Old Gatesburg Road, Suite 110 State College, PA 16803	Eclipse Resources is an independent exploration and production company engaged in the acquisition and development of oil and natural gas properties in the Appalachian Basin.		9,053

Hub International Ltd	Hub International Ltd 3390 University Avenue, Suite 300 Riverside, CA 92501	Hub Internation Limited is an insurance broker in North America, providing a broad array of insurance-related products and services.		563

Intelsat Jackson Holdings SA	Intelsat Jackson Holdings SA 4, rue Albert Borschette Luxembourg City, Luxembourg 1246	Intelsat Holdings S.A. is a holding company, which through its subsidiaries offers satellite communication services.		5,204

Ken Garff Automotive LLC	Ken Garff Automotive LLC 111 East Broadway Salt Lake City, UT 84111	Ken Garff Automotive, LLC operates as an automotive retailer. The Company offers new and used vehicles, automobile parts, and other related accessories, as well as repair and maintenance services.		6,053

LifePoint Hospitals Inc	LifePoint Hospitals Inc 330 Seven Springs Way Brentwood, TN 37027	LifePoint Health, Inc. provides health care services. The Company offer a range of medical and surgical services such as general surgery, internal medicine, obstetrics, emergency room care, and radiology.		7,572

Logan’s Roadhouse Inc	Logan’s Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of casual dining steakhouse restaurants.		4,859

Quorum Health Corp	Quorum Health Corp 1573 Mallory Lane Brentwood, TN 37027	Quorum Health Corporation, together with its subsidiaries, provides hospital and outpatient healthcare services in the United States.		2,384

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Subordinated Debt

Sorenson Communications LLC	Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		$5,182

SRS Distribution Inc	SRS Distribution Inc 5900 South Lake Forest Drive, Suite 400 McKinney, TX 75070-2196	SRS Distribution, previous named SRS Roofing Supply, is a distributor of roofing products across the US.		11,479

Stars Group Holdings BV	Stars Group Holdings BV 200 Bay Street, Suite 3205 Toronto, ON, Canada M5J 2J3	The Stars Group Inc. engages in online gaming and betting businesses primarily in Europe, Australia, and the Americas.		1,438

Sungard Availability Services Capital Inc	Sungard Availability Services Capital Inc 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.		4,860

Team Health Inc	Team Health Inc 265 Brookview Centre Way, Suite 400 Knoxville, TN 37919	Provides outsourced healthcare professional staffing and administrative services to hospitals and other healthcare providers in the United States.		5,987

Vertiv Group Corp	Vertiv Group Corp 1000 Abernathy Road NE, Bldg 400, Ste 1700 Atlanta, GA 30328	Designer and manufacturer of power and climate products for datacenter, communications, and commercial customers.		16,419

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		7,360

York Risk Services Group Inc	York Risk Services Group Inc One Upper Pond Road, Building F Parsippany, NJ 07054	York Risk Services Group, Inc. provides claims and risk management services in the United States and internationally.		35,840

	Name and Address of Portfolio Company		Footnotes	Amortized Cost of Investment (in thousands)

Asset Based Finance

Altus Power America Inc, Preferred Stock	Altus Power America Inc 102 Greenwich Avenue, 3rd Floor Greenwich, CT 6830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.		$1,108

CGMS CLO 2013-3A Class Subord., 7/15/2025	Carlyle Global Market Strategies 190 Elgin Avenue George Town, , Cayman Islands KY1-9005	Investment in CGMS CLO. Manager is Carlyle Investment Management.		9,069

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		994

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		6,315

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		1,305

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		1,229

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		7,417

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		1,651

	Name and Address of Portfolio Company		Footnotes	Amortized Cost of Investment (in thousands)

Asset Based Finance

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		$171

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		1,312

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		635

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		142

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		2,350

NewStar Clarendon 2014-1A Class D	NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.		7,579

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

Abaco Energy Technologies LLC, Common Stock	Abaco Energy Technologies LLC 1010 Lamar Street, Suite 1410 Houston, TX 77002	Abaco Energy Technologies LLC focuses on acquiring, integrating, and developing energy manufacturing and service businesses primarily related to North American drilling, completion, and production and associated infrastructure.	Common Stock	1.5%		$3,056

Abaco Energy Technologies LLC, Preferred Stock	Abaco Energy Technologies LLC 1010 Lamar Street, Suite 1410 Houston, TX 77002	Abaco Energy Technologies LLC focuses on acquiring, integrating, and developing energy manufacturing and service businesses primarily related to North American drilling, completion, and production and associated infrastructure.	Preferred Stock	1.8%		637

Advanced Lighting Technologies Inc, Common Stock	Advanced Lighting Technologies Inc 7905 Cochran Road, Suite 300 Glenwillow, OH 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.	Common Stock	18.6%		7,471

Advanced Lighting Technologies Inc, Warrant	Advanced Lighting Technologies Inc 7905 Cochran Road, Suite 300 Glenwillow, OH 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.	Warrant	0.4%		39

All Systems Holding LLC, Common Stock	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	Common Stock	0.8%		1,201

Altavair NewCo, Private Equity	Altavair NewCo 22833 South East Black Nugget Road, Suite 110 Issaquah, WA 98029	Altavair L.P. is a principal investment firm specializing in aviation finance with a focus on acquiring, leasing, re-purposing, and selling commercial jet aircraft and engines along with purchase of specific types of used commercial aircraft and aircraft equipment including engines.	Private Equity	13.6%		3,429

Ascent Resources Utica Holdings LLC / ARU Finance Corp, Common Stock	Ascent Resources Utica Holdings LLC / ARU Finance Corp 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company founded by Aubrey McClendon to acquire and develop unconventional resources in the Utica Shale.	Comckon Stock	0.1%		12,900

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

Ascent Resources Utica Holdings LLC / ARU Finance Corp, Trade Claim	Ascent Resources Utica Holdings LLC / ARU Finance Corp 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company founded by Aubrey McClendon to acquire and develop unconventional resources in the Utica Shale.	Common Stock	1.0%		$25,800

ASG Technologies, Common Stock	ASG Technologies 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management.	Common Stock	6.0%		13,475

ASG Technologies, Warrant	ASG Technologies 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management.	Warrant	2.4%		7,231

Aspect Software Inc, Common Stock	Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	Common Stock	1.9%		494

Aspect Software Inc, Warrant	Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	Warrant	1.9%		—

ATX Networks Corp, Common Stock	ATX Networks Corp 1-501 Clements Road West Ajax, ON, Canada L1S 7H4	ATX is a designer and developer of patented, high-margin radio frequency management equipment and digital video processing products.	Common Stock	0.1%		116

Aurora Diagnostics Holdings LLC / Aurora Diagnostics Financing Inc, Warrant	Aurora Diagnostics Holdings LLC 11025 RCA Center Drive, Suite 300 Palm Beach Gardens, FL 33410	Aurora is a specialized diagnostics company providing services that play a key role in the diagnosis of cancer and other diseases.	Warrant	0.4%		686

Australis Maritime, Private Equity	Australis Maritime 55 Brompton Road SW3 1DP London United Kingdom	Australis Maritime Finance was set up in order to provider various financing opportunities to the global maritime and shipping industry space. Australis will lend against a diversified shipping portfolio across bulkers, containerships, and tankers.	Private Equity	11.1%		1,136

Byrider Finance LLC, Common Stock	Byrider Finance LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	Common Stock	1.2%		—

Chisholm Oil & Gas Operating LLC, Series A Units	Chisholm Oil & Gas Operating LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Private exploration and production operator located in Tulsa, Oklahoma.	Common Stock	0.5%		75

Cimarron Energy Inc, Common Stock	Cimarron Energy Inc 11025 Equity Drive, Suite 200 Houston, TX 77041	Cimarron Energy, Inc. designs and manufactures engineered production, process, and environmental equipment for upstream and midstream energy industries.	Common Stock	2.4%		3,950

Cimarron Energy Inc, Participation Option	Cimarron Energy Inc 11025 Equity Drive, Suite 200 Houston, TX 77041	Cimarron Energy, Inc. designs and manufactures engineered production, process, and environmental equipment for upstream and midstream energy industries.	Other Equity	50.0%		1,289

CSafe Global, Common Stock	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	Common Stock	0.2%		417

Empire Today LLC, Common Stock	Empire Today LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	Common Stock	0.9%		1,227

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

Envigo Laboratories Inc, Series A Warrant	Envigo Laboratories Inc 297 Kingsbury Grade, Suite 10 Lake Tahoe, NV 89449	Envigo provides essential products and research services for biopharmaceutical, crop protection, and chemical companies as well as universities, governments, and other research organizations.	Warrant	0.1%		$—

Envigo Laboratories Inc, Series B Warrant	Envigo Laboratories Inc 297 Kingsbury Grade, Suite 10 Lake Tahoe, NV 89449	Envigo provides essential products and research services for biopharmaceutical, crop protection, and chemical companies as well as universities, governments, and other research organizations.	Warrant	0.1%		—

Fairway Group Holdings Corp, Common Stock	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.	Common Stock	3.5%		1,016

FourPoint Energy LLC, Common Stock, Class C-II-A Units	FourPoint Energy LLC 100 St. Paul Street, Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Stock	0.2%		13,000

FourPoint Energy LLC, Common Stock, Class D Units	FourPoint Energy LLC 100 St. Paul Street, Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Stock	0.0%		1,610

FourPoint Energy LLC, Common Stock, Class E-II Units	FourPoint Energy LLC 100 St. Paul Street, Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Stock	0.5%		7,432

FourPoint Energy LLC, Common Stock, Class E-III Units	FourPoint Energy LLC 100 St. Paul Street, Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Stock	0.7%		10,969

Fox Head Inc, Common Stock	Fox Head Inc 16752 Armstrong Avenue Irvine, CA 92606	Fox Head is a family-owned action sports and clothing brand focused primarily on the motocross, bike and lifestyle segments.	Common Stock	3.5%		8,857

FullBeauty Brands Holdings Corp, Common Stock	FullBeauty Brands Holdings Corp 463 Fashion Avenue New York, NY 10018	FULLBEAUTY Brands, Inc. provides plus-size products for women and men.	Common Stock	0.1%		26

Global Jet Capital LLC, Preferred Stock	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	Preferred Stock	2.4%		6,229

Harvest Oil & Gas Corp, Common Stock	Harvest Oil & Gas Corp. 1001 Fannin Street Houston, TX 77002	EV Energy Partners engages in the acquisition, development and production of oil and natural gas properties in the United States.	Common Stock	0.1%		158

Harvey Industries Inc, Common Stock	Harvey Industries Inc 1400 Main Street Waltham, MA 2451	Harvey Industries, Inc. manufactures and distributes building products. It offers vinyl, wood, impact, acoustic, and storm windows; storm, patio, and entry doors; porch enclosures.	Common Stock	0.6%		667

HM Dunn Co Inc, Preferred Stock, Series A	HM Dunn Co Inc 3301 House Anderson Road Euless, TX 76040	HM Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.	Preferred Stock	85.7%		—

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

HM Dunn Co Inc, Preferred Stock, Series B	HM Dunn Co Inc 3301 House Anderson Road Euless, TX 76040	HM Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.	Preferred Stock	63.7%		$—

Industrial Group Intermediate Holdings LLC, Common Stock	Industrial Group Intermediate Holdings LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.	Common Stock	3.6%		2,679

JHC Acquisition LLC, Common Stock	JHC Acquisition LLC 2454 East Dempster Street , Suite 300 Des Plaines, IL 60016	Justrite (JHC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	Common Stock	4.5%		1,449

JSS Holdings Ltd, Net Profits Interest	JSS Holdings Ltd 180 North Stetson, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	Other Equity	0.7%		—

JW Aluminum Co, Common Stock	JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Common Stock	0.1%		—

JW Aluminum Co, Preferred Stock	JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Preferred Stock	13.0%		33,914

MB Precision Holdings LLC, Class A-2 Units	MB Precision Holdings LLC 109 Apremont Way, P.O. Box 828 Westfield, MA 1085	MidState Berkshire provides precision machining, fabrication, assembly and test services for the aerospace, defense and energy sectors.	Common Stock	1.9%		2,288

MB Precision Holdings LLC, Preferred Stock	MB Precision Holdings LLC 109 Apremont Way, P.O. Box 828 Westfield, MA 1085	MidState Berkshire provides precision machining, fabrication, assembly and test services for the aerospace, defense and energy sectors.	Preferred Stock	71.4%		8,774

Mood Media Corp, Common Stock	Mood Media Corp 2100 S. IH 35, Suite 200 Austin, TX 78704	Mood Media provides in-store audio, visual and scent branding services to retail companies in North America, Europe and Asia/Australia.	Common Stock	13.5%		12,644

North Haven Cadence Buyer Inc, Common Stock	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	Common Stock	1.9%		2,917

Power Distribution Inc, Common Stock	Power Distribution Inc 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.	Common Stock	2.8%		2,077

Professional Plumbing Group Inc, Common Stock	Professional Plumbing Group Inc 2951 E Highway 501 Conway, SC 29526	Professional Plumbing Group manufactures and distributes plumbing equipment for the repair market, the professional plumbing contractor and institutional customers.	Common Stock	31.6%		3,000

Ridgeback Resources Inc, Common Stock	Ridgeback Resources Inc 525 8th Avenue S.W. , Suite 2800 Calgary, AB, Canada T2P 1G1	Ridgeback Resources Inc. engages in the exploration and development of oil and natural gas in western Canada.	Common Stock	0.8%		5,022

Sequential Brands Group Inc., Common Stock	Sequential Brands Group Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	Common Stock	0.6%		5,517

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

Sorenson Communications LLC, Common Stock	Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	Common Stock	4.4%		$—

SSC (Lux) Limited S.a r.l., Common Stock	SSC (Lux) Limited S.a r.l. 7 Rue Robert Stumper, L-2557 Luxembourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.	Common Stock	1.9%		5,227

Sunnova Energy Corp, Common Stock	Sunnova Energy Corp 20 East Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Common Stock	1.9%		1,444

Sunnova Energy Corp, Preferred Stock	Sunnova Energy Corp 20 East Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Preferred Stock	0.1%		374

Swift Worldwide Resources Holdco Ltd, Common Stock	Swift Worldwide Resources Holdco Ltd 3050 Post Oak Boulevard, Suite 1450 Houston, TX 77056	Swift Technical Group is a leading pure-play provider of contract personnel resources to the oil and gas industry.	Common Stock	0.6%		2,009

Templar Energy LLC, Common Stock	Templar Energy LLC 4700 Gaillardia Parkway, Suite 200 Oklahoma City, OK 73142	Templar Energy is an exploration and production company focused on investing primarily in the mature, liquids-rich producing basins in the Mid-Continent Region.	Common Stock	2.0%		6,101

Templar Energy LLC, Preferred Stock	Templar Energy LLC 4700 Gaillardia Parkway, Suite 200 Oklahoma City, OK 73142	Templar Energy is an exploration and production company focused on investing primarily in the mature, liquids-rich producing basins in the Mid-Continent Region.	Preferred Stock	2.0%		4,751

Titan Energy LLC, Common Stock	Titan Energy LLC 1000 Commerce Drive, Suite 410 Pittsburgh, PA 15275	Titan Energy develops and produces natural gas, crude oil, and natural gas liquids in basins across the United States.	Common Stock	3.7%		6,321

Trace3 Inc, Common Stock	Trace3 Inc 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	Common Stock	1.1%		332

Warren Resources Inc, Common Stock	Warren Resources Inc 5420 LBJ Freeway, Suite 600 Dallas, TX 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.	Common Stock	23.7%		11,145

White Star Petroleum LLC, Common Stock	White Star Petroleum LLC 301 North West 63rd Street, Suite 600 Oklahoma City, OK 73116	White Star Petroleum is an independent oil and natural gas company focused on the Mississippi Lime and Woodford Shale plays located in Oklahoma.	Common Stock	0.2%		1,372

Zeta Interactive Holdings Corp, Preferred Stock, Series E-1	Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Stock	0.9%		4,929

Zeta Interactive Holdings Corp, Preferred Stock, Series F	Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Stock	0.9%		4,929

Zeta Interactive Holdings Corp, Warrant	Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Warrant	0.0%		—

(1)	Amount is fully unfunded.

(2)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

PORTFOLIO COMPANIES OF FS INVESTMENT CORPORATION III

The following table sets forth certain information as of March 31, 2019 with respect to each company in which FSIC III had a debt or equity/other investment. Other than these investments, FSIC III’s only relationships with its portfolio companies are the managerial assistance it may separately provide to its portfolio companies, which services would be ancillary to FSIC III’s investments and the board observer or participation rights it may receive. In general, under the 1940 Act, FSIC III would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

For information relating to the value of FSIC III’s investments in its portfolio companies and information related to portfolio companies FSIC III is deemed to “control” or be an “affiliated person” of under the 1940 Act, see FSIC III’s unaudited consolidated schedule of investments as of March 31, 2019, at page F-114. Dollar amounts in the table below and the related notes are presented in thousands.

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

5 Arch Income Fund 2, LLC	5 Arch Income Fund 2, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.		$144,585

5 Arch Income Fund 2, LLC	5 Arch Income Fund 2, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.	(1)	3,958

Acosta Holdco Inc	Acosta Holdco Inc 6600 Corporate Center Parkway Jacksonville, FL 32216	Acosta is a national sales and marketing company that serves as the outsourced sales arm for major consumer-packaged goods companies.		10,710

Addison Holdings	Addison Holdings 125 South Wacker Drive , 27th Floor Chicago, IL 60606	Addison Group provides hiring and staffing services to businesses and candidates in the United States.		60,984

Advantage Sales & Marketing Inc	Advantage Sales & Marketing Inc 18100 Von Karman Ave, Suite 1000 Irvine, CA 92612	Advantage Sales & Marketing Inc. (ASM) provides marketing services. The Company offers integrated sales services, business process outsourcing, retail services, brand and space management, and marketing services.		14,909

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		5,108

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		48,903

Alstom SA	Alstom SA 48, rue Albert Dhalenne Saint-Ouen, France 93400	Alstom SA develops and markets systems, equipment, and services for the transport sector in Europe, the Americas, Asia and Pacific, the Middle-East, and Africa.		5,938

Altus Power America Inc	Altus Power America Inc 102 Greenwich Avenue, 3rd Floor Greenwich, CT 6830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.		683

Altus Power America Inc	Altus Power America Inc 102 Greenwich Avenue, 3rd Floor Greenwich, CT 6830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	(1)	140

Altus Power America Inc	Altus Power America Inc 102 Greenwich Avenue, 3rd Floor Greenwich, CT 6830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.		2,500

American Tire Distributors Inc	American Tire Distributors Inc 12200 Herbert Wayne Court, Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.		1,357

American Tire Distributors Inc	American Tire Distributors Inc 12200 Herbert Wayne Court, Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.		8,132

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Ammeraal Beltech Holding BV	Ammeraal Beltech Holding BV Comeniusstraat 8 Alkmaar, Noord-Holland, Netherlands 1817 MS	Ammeraal Beltech Holding B.V. manufactures and markets belts for food, airport, logistics, mail, tobacco, paper and print, textile, rubber and tire, automotive, and wood industries.		$1,466

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	(1)	1,905

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.		37,556

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	(1)	4,938

Aspect Software Inc	Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	(1)	2,422

Aspect Software Inc	Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.		13,883

ATX Networks Corp	ATX Networks Corp 1-501 Clements Road West Ajax, ON, Canada L1S 7H4	ATX is a designer and developer of patented, high-margin radio frequency management equipment and digital video processing products.		42,272

AVF Parent LLC	AVF Parent LLC 6500 14 Mile Road Warren, MI 48092	Art Van Furniture is a leading furniture retailer in the Midwestern United States.		29,248

Belk Inc	Belk Inc 2801 West Tyvola Road Charlotte, NC 28217	The 7th largest department store operator in the US, with 297 stores across 16 southeastern states.		17,807

Borden Dairy Co	Borden Dairy Co 8750 N. Central Expressway, Suite 400 Dallas, TX 75231	Borden Dairy Company produces dairy products. It offers milk, yogurt smoothies, yogurt, probiotics, creams, and cheese products.		48,125

Brand Energy & Infrastructure Services Inc	Brand Energy & Infrastructure Services Inc 1325 Cobb International Drive Kennesaw, GA 30152	Brand Energy & Infrastructure Holdings, Inc. offers industrial scaffolding, painting, and coating services energy infrastructure market.		5,188

Caprock Midstream LLC	Caprock Midstream LLC 5810 Wilson Road, Suite 100 Humble, TX 77396	Caprock Midstream LLC is an principal investment firm. The firm typically invests in crude oil, NGL, natural gas & water midstream infrastructure sectors.		1,078

Conservice LLC	Conservice LLC 750 South Gateway Drive River Heights, UT 84321	Conservice, LLC provides utility management and billing services for property owners.		26,856

Conservice LLC	Conservice LLC 750 South Gateway Drive River Heights, UT 84321	Conservice, LLC provides utility management and billing services for property owners.	(1)	5,031

Constellis Holdings LLC / Constellis Finance Corp	Constellis Holdings LLC / Constellis Finance Corp 12018 Sunrise Valley Drive, Suite 140 Reston, VA 20191	Constellis Holdings, LLC, along with its subsidiaries, provides risk management, security, humanitarian, training, and operational support services to government and commercial customers worldwide.		39,565

CSafe Global	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.		957

CSafe Global	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	(1)	1,652

CSafe Global	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.		22,285

CSM Bakery Products	CSM Bakery Solutions 5775 Glenridge Drive, Bldg. A Sandy Springs, GA 30328	CSM Bakery Solutions LLC engages in the production and distribution of bakery ingredients and products in the United States, Canada, and Mexico.		461

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Dade Paper and Bag Co Inc	Dade Paper and Bag Co Inc 255 Route 1 & 9 Jersey City, NJ 7306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.		$5,616

Dade Paper and Bag Co Inc	Dade Paper and Bag Co Inc 255 Route 1 & 9 Jersey City, NJ 7306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.		44,029

Dayton Superior Corp	Dayton Superior Corp 1125 Byers Road Miamisburg, OH 45342	Dayton Superior Corporation manufactures concrete construction supplies. It offers accessories, such as wall forming, bridge deck, precast, rebar supports, tilt-up, splicing, and other accessory products		9,654

Diamond Resorts International Inc	Diamond Resorts International Inc 10600 West Charleston Boulevard Las Vegas, NV 89135	Diamond Resorts International, Inc. provides destinations, events, and experiences. It owns and operates vacation ownership resorts worldwide.		24,896

Distribution International Inc	Distribution International Inc 9000 Railwood Drive Houston, TX 77078	Distributes thermal and acoustical insulation and related supplies for maintenance and repair operations in the U.S.		328

Eagle Family Foods Inc	Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.	(1)	3,474

Eagle Family Foods Inc	Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.		22,971

Eagleclaw Midstream Ventures LLC	Eagleclaw Midstream Ventures LLC 200 Bellevue Parkway, Suite 210 Wilmington, DE 19809	EagleClaw Midstream Ventures, LLC, gathers and processes natural gas in the Southern Delaware Basin.		541

Empire Today LLC	Empire Today LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.		43,987

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.		491

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.	(1)	1,024

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.		3,916

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.		7,153

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.		2,345

FHC Health Systems Inc	FHC Health Systems Inc 240 Corporate Boulevard, Suite 212 Norfolk, VA 23502	FHC Health Systems, Inc. provides managed behavioral healthcare services to employer health plans, state governments and the United States Department of Defense.		7,349

Foresight Energy LLC	Foresight Energy LLC 211 North Broadway, Suite 2600 St. Louis, MO 63102	Foresight Energy LLC mines and produces thermal coal with reserves in the Illinois Basin. The company transports its products through various modes of transportation, such as rail, barge, and truck modes of transportation.		4,830

Fox Head Inc	Fox Head Inc 16752 Armstrong Avenue Irvine, CA 92606	Fox Head is a family-owned action sports and clothing brand focused primarily on the motocross, bike and lifestyle segments.		6,729

FullBeauty Brands Holdings Corp	FullBeauty Brands Holdings Corp 463 Fashion Avenue New York, NY 10018	FULLBEAUTY Brands, Inc. provides plus-size products for women and men.		312

FullBeauty Brands Holdings Corp	FullBeauty Brands Holdings Corp 463 Fashion Avenue New York, NY 10018	FULLBEAUTY Brands, Inc. provides plus-size products for women and men.		1,773

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Gulf Finance LLC	Gulf Finance LLC 80 William Street, Suite 400 Wellesley Hills, MA 02481	Gulf Finance, LLC is a private, diversified refined products terminaling, storage and logistics business.		$11,689

HM Dunn Co Inc	HM Dunn Co Inc 3301 House Anderson Road Euless, TX 76040	HM Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.		5,786

Hudson Technologies Co	Hudson Technologies Co One Blue Hill Plaza Pearl River, NY 10965	Hudson Technologies is a national distributor and provider of refrigerant gas and engineered solutions headquartered in Pearl River, NY.		7,825

Icynene Group Ltd	Icynene Group Ltd 6747 Campobello Road Mississauga, ON, Canada L5N2L7	Icynene is global manufacturer of branded spray polyurethane foam, serving a diverse set of end markets including new custom and production residential construction, commercial construction, remodeling and specialty applications.		76,037

Industrial Group Intermediate Holdings LLC	Industrial Group Intermediate Holdings LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.		9,787

Ivanti Software Inc	Ivanti Software Inc 698 West 10000 South, Suite 500 South Jordan, UT 84095	Ivanti Software, Inc. provides information technology management software solutions. The company’s solutions include security, information technology asset and service management, supply chain, endpoint and workspace management.		752

JAKKS Pacific Inc	JAKKS Pacific Inc 2951 28th Street Santa Monica, CA 90405	JAKKS Pacific, Inc. develops, produces, and markets consumer products worldwide.		2,360

Jazz Acquisition Inc	Jazz Acquisition Inc 416 Dividend Drive Peachtree City, GA 30269	Wencor Group (Jazz Acquisition) is an aerospace aftermarket provider that designs, repairs and distributes highly-engineered replacement components for its global customer base consisting of commercial airlines and maintenance, repair and overhaul providers.		24,629

JC Penney Corp Inc	JC Penney Corp Inc 6501 Legacy Drive Plano, TX 75024	J. C. Penney Corporation, Inc., sells merchandise through department stores. The company primarily sells family apparel and footwear, accessories, fine and fashion jewelry, beauty products, and home furnishings.		1,942

JHC Acquisition LLC	JHC Acquisition LLC 2454 East Dempster Street , Suite 300 Des Plaines, IL 60016	Justrite (JHC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.		114,086

JHC Acquisition LLC	JHC Acquisition LLC 2454 East Dempster Street , Suite 300 Des Plaines, IL 60016	Justrite (JHC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.		62,082

JHC Acquisition LLC	JHC Acquisition LLC 2454 East Dempster Street , Suite 300 Des Plaines, IL 60016	Justrite (JHC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	(1)	21,787

Jo-Ann Stores Inc	Jo-Ann Stores Inc 5555 Darrow Rd Hudson, OH 44236	Jo-Ann Stores is the nation’s largest specialty retailer of fabrics and one of the largest specialty retailers of crafts.		303

Jostens Inc	Jostens Inc 7760 France Avenue South, Suite 400 Minneapolis, MN 55435	Jostens, Inc. provides products, programs, and services for high schools and universities. The company’s products include jewelry, school yearbooks and memory books, scholastic products, and products for athletic champions and their fans.		3,869

JSS Holdings Ltd	JSS Holdings Ltd 180 North Stetson, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.		65,330

Kodiak BP LLC	Kodiak BP LLC 1745 Shea Center Drive, Suite 130 Littleton, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.		90,668

Kodiak BP LLC	Kodiak BP LLC 1745 Shea Center Drive, Suite 130 Littleton, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.	(1)	10,871

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Lazard Global Compounders Fund	Lazard Global Compounders Fund 30 Vesey St , Rm 1700 New York, NY 10007	Greystone Management Corp was founded in 1968. The company’s line of business includes operating nonresidential buildings.		$100,132

Lazard Global Compounders Fund	Lazard Global Compounders Fund 30 Vesey St , Rm 1700 New York, NY 10007	Greystone Management Corp was founded in 1968. The company’s line of business includes operating nonresidential buildings.	(1)	19,118

LBM Borrower LLC	LBM Borrower LLC 1000 Corporate Grove Drive Buffalo Grove, IL 60089	LBM Borrower, LLC distributes lumber and building materials.		4,968

LD Intermediate Holdings Inc	LD Intermediate Holdings Inc 8201 Greensboro Drive, Suite 717 McLean, VA 22102	LDiscovery develops discovery management solutions and provides legal and technology consulting services to law firms, corporations and government agencies.		8,428

Lipari Foods LLC	Lipari Foods LLC 26661 Bunert Road Warren, MI 48089	Lipari Foods, LLC engages in the distribution of food products. Its products include bakery products, confectionery products, dairy products, meat and seafood products, and foodservice products.		102,825

Lipari Foods LLC	Lipari Foods LLC 26661 Bunert Road Warren, MI 48089	Lipari Foods, LLC engages in the distribution of food products. Its products include bakery products, confectionery products, dairy products, meat and seafood products, and foodservice products.	(1)	21,437

Mitel US Holdings Inc	Mitel US Holdings Inc 1146 N Alma School Rd Mesa, AZ 85201	The company’s line of business includes the manufacturing of wire telephone and telegraph equipment.		222

Monitronics International Inc	Monitronics International Inc 1990 Wittington Place Farmers Branch, TX 75234	Monitronics International, Inc., doing business as Brinks Home Security, provides security alarm monitoring and related services to residential and commercial customers in the United States, Canada, and Puerto Rico.		3,921

Murray Energy Corp	Murray Energy Corp 46226 National Road, Suite 300 Saint Clairsville, OH 43950	Murray Energy Corporation produces and distributes coal.		9,205

NaviHealth Inc.	NaviHealth Inc. 210 Westwood Place, Suite 400 Brentwood, TN 37027	naviHealth, Inc. manages post-acute care and care transitions on behalf of health plans, hospitals and health systems, and post-cute providers in the United States.		1,018

Navistar Inc	Navistar Inc 2701 Navistar Drive Lisle, IL 60532	Navistar, Inc. manufactures and distributes medium-duty, heavy-duty, and severe-service trucks.		970

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	(1)	750

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.		17,687

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.		4,081

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	(1)	83

P2 Energy Solutions, Inc.	P2 Energy Solutions, Inc. 1670 Broadway, Suite 2800 Denver, CO 80202	Provider of comprehensive range of software, geospatial data, land management tools, and outsourcing to the upstream oil and gas industry.		244

Peak 10 Holding Corp	Peak 10 Holding Corp 8809 Lenox Pointe Drive, Suite G Charlotte, NC 28273-3377	Peak 10 Holding Corporation operates as a holding company. The Company, through its subsidiaries, provides information technology services such as application support, security, backup, storage management, internet access, and cloud computing services.		751

PF Chang’s China Bistro Inc	PF Chang’s China Bistro Inc 7676 East Pinnacle Peak Road Scottsdale, AZ 85255	P.F. Chang’s owns and operates restaurants in the United States.		8,569

PHRC License LLC	PHRC License LLC 4700 Millenia Boulevard, Suite 400 Orlando, FL 32839	PHRC License provides licensing for the Planet Hollywood Resorts brand.		16,662

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Power Distribution Inc	Power Distribution Inc 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.		$19,514

Production Resource Group LLC	Production Resource Group LLC 200 Business Park Drive, Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology. It provides integrated services and equipment, including audio, video, lighting, staging and automation systems.		173,008

Propulsion Acquisition LLC	Propulsion Acquisition LLC 10200 Anderson Way Cincinnati, OH 45242	Provides engineering consultancy and technical recruiting services to organizations worldwide. The company offers engineering and design, systems and software, manufacturing and supply chain, technical recruiting, additive engineering, and government services;		53,308

PSKW LLC	PSKW LLC 200 Jefferson Park Whippany, NJ 7981	PSKW is a leading developer and marketer of co-pay assistance (CPA) programs and tools that help to reduce the cost of prescription drugs for patients.		154,000

PSKW LLC	PSKW LLC 200 Jefferson Park Whippany, NJ 7981	PSKW is a leading developer and marketer of co-pay assistance (CPA) programs and tools that help to reduce the cost of prescription drugs for patients.		18,243

Reliant Rehab Hospital Cincinnati LLC	Reliant Rehab Hospital Cincinnati LLC 5800 Granite Parkway, Suite 1000 Plano, TX 75024	Reliant Rehabilitation Holdings, Inc. provides contract therapy and rehabilitation management services. It offers physical, occupational, and speech therapy services to skilled nursing facilities.		50,569

Roadrunner Intermediate Acquisition Co LLC	Roadrunner Intermediate Acquisition Co LLC 6399 South Fiddlers Green Circle, Suite 100 Greenwood Village, CO 80111	Healthcare Staffing Services (Roadrunner) is a leading provider of travel nurse staffing solutions. The company operates through two segments: Fastaff Travel Nursing and U.S. Nursing Corporation.		93,385

Safariland LLC	Safariland LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.		42,893

Savers Inc	Savers Inc 11400 S.E. 6th Street Bellevue, WA 98004	Operates a chain of retail thrift stores.		23,094

Savers Inc	Savers Inc 11400 S.E. 6th Street Bellevue, WA 98004	Operates a chain of retail thrift stores.		22,328

Sequa Corp	Sequa Corp 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.		3,495

Sequel Youth & Family Services LLC	Sequel Youth & Family Services LLC 1131 Eagletree Lane Huntsville, AL 35801	Sequel Youth & Family Services LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.		2,265

Sequel Youth & Family Services LLC	Sequel Youth & Family Services LLC 1131 Eagletree Lane Huntsville, AL 35801	Sequel Youth & Family Services LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.		13,000

Sequential Brands Group Inc.	Sequential Brands Group Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.		95,416

SI Group Inc	SI Group Inc 2750 Balltown Road Schenectady, NY 12301	SI Group, Inc. develops and manufactures chemical intermediates, and specialty resins and solutions for industrial and consumer goods worldwide.		506

SIRVA Worldwide Inc	SIRVA Worldwide Inc One Parkview Plaza Oakbrook Terrace, IL 60181	Global leader in moving and relocation services.		320

Sorenson Communications LLC	Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		44,919

Sorenson Communications LLC	Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		22,613

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Spencer Gifts LLC	Spencer Gifts LLC 6826 Black Horse Pike Egg Harbor Township, NJ 08234	Spencer Spirit Holdings (Spencer Gifts) is a lifestyle retail company that operates two unique, national brands (Spencer’s and Spirit Halloween) throughout the United States, Canada and online.		$13,795

SSC (Lux) Limited S.a r.l.	SSC (Lux) Limited S.a r.l. 7 Rue Robert Stumper, L-2557 Luxembourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.		60,820

Sungard Availability Services Capital Inc	Sungard Availability Services Capital Inc 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.		25,950

Sungard Availability Services Capital Inc	Sungard Availability Services Capital Inc 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.		2,113

Sutherland Global Services Inc	Sutherland Global Services Inc 1160 Pittsford-Victor Road Pittsford, NY 14534	Sutherland is a leading provider of technology enabled business process outsourcing services.		11,223

Swift Worldwide Resources Holdco Ltd	Swift Worldwide Resources Holdco Ltd 3050 Post Oak Boulevard, Suite 1450 Houston, TX 77056	Swift Technical Group is a leading pure-play provider of contract personnel resources to the oil and gas industry.		17,229

Tangoe LLC	Tangoe LLC 169 Lackawanna Ave. Parsippany, NJ 07054	Tangoe LLC provides connection life cycle management software and related services. The Company offers technology life cycle management for mobility, network, and Cloud.		43,686

Trace3 Inc	Trace3 Inc 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.		37,484

Virgin Pulse Inc	Virgin Pulse Inc 492 Old Connecticut Path, Suite 601 Framingham, MA 01701	Virgin Pulse, Inc. designs and develops technology to promote good lifestyle habits for employees.		67,242

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		12,822

Warren Resources Inc	Warren Resources Inc 5420 LBJ Freeway, Suite 600 Dallas, TX 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.		6,191

West Corp	West Corp 11808 Miracle Hills Drive Omaha, NE 68154	West Corporation offers communications services and infrastructure systems. The Company provides on-demand automated conferencing, operator assisted, Internet, and video conferencing, as well as other related products and services.		477

West Corp	West Corp 11808 Miracle Hills Drive Omaha, NE 68154	West Corporation offers communications services and infrastructure systems. The Company provides on-demand automated conferencing, operator assisted, Internet, and video conferencing, as well as other related products and services.		14,486

York Risk Services Group Inc	York Risk Services Group Inc One Upper Pond Road, Building F Parsippany, NJ 07054	York Risk Services Group, Inc. provides claims and risk management services in the United States and internationally.		7,145

Zeta Interactive Holdings Corp	Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.		62,929

Zeta Interactive Holdings Corp	Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	(1)	11,143

Second Lien Senior Secured Loans

Advantage Sales & Marketing Inc	Advantage Sales & Marketing Inc 18100 Von Karman Ave, Suite 1000 Irvine, CA 92612	Advantage Sales & Marketing Inc. (ASM) provides marketing services. The Company offers integrated sales services, business process outsourcing, retail services, brand and space management, and marketing services.		3,488

American Bath Group LLC	American Bath Group LLC 435 Industrial Road Savannah, TN 38372	American Bath Group is a designer and manufacturer of fiberglass reinforced plastic, sheet molded compound and acrylic bathtubs and showers.		312

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Second Lien Senior Secured Loans

Ammeraal Beltech Holding BV	Ammeraal Beltech Holding BV Comeniusstraat 8 Alkmaar, Noord-Holland, Netherlands 1817 MS	Ammeraal Beltech Holding B.V. manufactures and markets belts for food, airport, logistics, mail, tobacco, paper and print, textile, rubber and tire, automotive, and wood industries.		$43,610

Arena Energy LP	Arena Energy LP 4200 Research Forest Drive, Suite 500 The Woodlands, TX 77381	Arena Energy is an exploration and production company with conventional offshore assets in the shallow water Gulf of Mexico shelf.		26,125

athenahealth Inc	athenahealth Inc 311 Arsenal Street Watertown, MA 02472	athenahealth, Inc., together with its subsidiaries, provides network-based medical record, revenue cycle, patient engagement, care coordination, and population health services for medical groups and health systems.		54,901

Bellatrix Exploration Ltd	Bellatrix Exploration Ltd 800 5th Avenue SW, Suite 1920 Calgary, Alberta, Canada T2P 3T6	Bellatrix Exploration Ltd. engages in the acquisition, exploration, development, and production of oil and natural gas reserves in the provinces of Alberta, British Columbia, and Saskatchewan.		11,931

Bellatrix Exploration Ltd	Bellatrix Exploration Ltd 800 5th Avenue SW, Suite 1920 Calgary, Alberta, Canada T2P 3T6	Bellatrix Exploration Ltd. engages in the acquisition, exploration, development, and production of oil and natural gas reserves in the provinces of Alberta, British Columbia, and Saskatchewan.	(1)	1,248

Byrider Finance LLC	Byrider Finance LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.		5,946

CDS US Intermediate Holdings Inc	CDS US Intermediate Holdings Inc 4001 Kennett Pike, Suite 302 Wilmington, DE 19807	CDS U.S. Intermediate Holdings, Inc. operates as a holding company. The Company, through its subsidiaries, operates movie theaters.		16,171

Centric Group LLC	Centric Group LLC 1260 Andes Boulevard St. Louis, MO 63132	Centric Group, LLC, through its subsidiaries, engages in the provision of in-room coffee service to hotels and motels; and consumer goods and technology products to the correctional market.		2,177

Chisholm Oil & Gas Operating LLC	Chisholm Oil & Gas Operating LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Private exploration and production operator located in Tulsa, Oklahoma.		16,000

Crossmark Holdings Inc	Crossmark Holdings Inc 5100 Legacy Drive Plano, TX 75024	Crossmark is a sales and marketing services company in the consumer goods and services industry.		1,340

Fairway Group Holdings Corp	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.		3,436

Grocery Outlet Inc	Grocery Outlet Inc 5650 Hollis Street Emeryville, CA 94608	Operates grocery stores that remarket excess inventories.		270

Gruden Acquisition Inc	Gruden Acquisition, Inc. 4041 Park Oaks Boulevard, Suite 200 Tampa, FL 33610	Quality Distribution (Gruden Acquisition) is a global provider of bulk transportation and logistics services.		9,719

Jazz Acquisition Inc	Jazz Acquisition Inc 416 Dividend Drive Peachtree City, GA 30269	Wencor Group (Jazz Acquisition) is an aerospace aftermarket provider that designs, repairs and distributes highly-engineered replacement components for its global customer base consisting of commercial airlines and maintenance, repair and overhaul providers.		4,326

LBM Borrower LLC	LBM Borrower LLC 1000 Corporate Grove Drive Buffalo Grove, IL 60089	LBM Borrower, LLC distributes lumber and building materials.		19,454

One Call Care Management Inc	One Call Care Management Inc 841 Prudential Drive Suite 900 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States.		2,791

OPE Inmar Acquisition Inc	OPE Inmar Acquisition Inc 635 Vine Street Winston-Salem, NC 27101	Inmar, Inc., a technology company, owns and operates intelligent commerce networks. The company offers promotion solutions, such as digital promotions, analytics, coupon processing and settlement, trade promotions, and rebates.		15,000

Paradigm Acquisition Corp	Paradigm Acquisition Corp 1033 Skokie Blvd, Suite 600 Northbrook, IL 60062	Paradigm Acquisition Corporation was founded in 2012. The Company’s line of business includes providing management services on a contract or fee basis.		190

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Second Lien Senior Secured Loans

Peak 10 Holding Corp	Peak 10 Holding Corp 8809 Lenox Pointe Drive, Suite G Charlotte, NC 28273-3377	Peak 10 Holding Corporation operates as a holding company. The Company, through its subsidiaries, provides information technology services such as application support, security, backup, storage management, internet access, and cloud computing services.		$7,183

Pure Fishing Inc	Pure Fishing Inc 7 Science Court Columbia, SC 29203	Pure Fishing, Inc. manufactures and sells outdoor and recreational lifestyle products. The company offers fishing tackle, lures, rods and reels, anglers, soft baits, and accessories.		39,415

Rise Baking Company	Rise Baking Company 828 Kasota Avenue SE Minneapolis, MN 55414	Rise Baking Company produces and retails bakery products, including breads, cookies, and bars. The company was founded in 2013 and is headquartered in Minneapolis, Minnesota.		15,148

Sequa Corp	Sequa Corp 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.		4,919

SIRVA Worldwide Inc	SIRVA Worldwide Inc One Parkview Plaza Oakbrook Terrace, IL 60181	Global leader in moving and relocation services.		2,409

SMG/PA	SMG/PA 300 Conshohocken State Road, Suite 450 West Conshohocken, PA 19428	SMG of Pennsylvania provides venue management, marketing, and development services.		928

Spencer Gifts LLC	Spencer Gifts LLC 6826 Black Horse Pike Egg Harbor Township, NJ 08234	Spencer Spirit Holdings (Spencer Gifts) is a lifestyle retail company that operates two unique, national brands (Spencer’s and Spirit Halloween) throughout the United States, Canada and online.		16,178

Titan Energy LLC	Titan Energy LLC 1000 Commerce Drive, Suite 410 Pittsburgh, PA 15275	Titan Energy develops and produces natural gas, crude oil, and natural gas liquids in basins across the United States.		33,111

UTEX Industries Inc	UTEX Industries Inc 10810 Katy Freeway, Suite 100 Houston, TX 77043	Utex Industries, Inc. designs and manufactures engineered seals and components made of rubber, urethane, plastic, fabric reinforced, and bonded materials.		1,270

WireCo WorldGroup Inc	WireCo WorldGroup Inc 2400 West 75th Street, Prairie Village Kansas City, MO 66208	Manufacturer of steel and synthetic rope, specialty wire, electromechanical cable, and other engineered products.		605

Other Senior Secured Debt

Akzo Nobel Specialty Chemicals	Akzo Nobel Specialty Chemicals 525 West Van Buren Street Chicago, IL 60607	Akzo Nobel Chemicals Inc. manufactures specialty chemicals. It offers polymer chemistry products, ethylene and sulfur derivatives, bleaching and oxidizing chemicals, surface chemistry products, salt-chlorine products, and other products.		2,288

APTIM Corp	APTIM Corp 1780 Hughes Landing Blvd, Suite 1000 The Woodlands, TX 77380	APTIM Corporation provides energy related facility services. The Company specializes in integrated maintenance, environmental engineering and remediation, infrastructure engineering, procurement, and construction (EPC) services, program management, as well as disaster response and recovery.		11,974

Black Swan Energy Ltd	Black Swan Energy Ltd 2700, Bow Valley Square Tower IV, 250 – 6th Avenue SW Calgary, Alberta, Canada T2P 3H7	Black Swan Energy Ltd. is a private, Canadian E&P company headquartered in Calgary. The Company is focused on the liquids-rich window of the Montney Shale in northeast British Columbia.		1,333

Diamond Resorts International Inc	Diamond Resorts International Inc 10600 West Charleston Boulevard Las Vegas, NV 89135	Diamond Resorts International, Inc. provides destinations, events, and experiences. It owns and operates vacation ownership resorts worldwide.		11,965

Genesys Telecommunications Laboratories Inc	Genesys Telecommunications Laboratories Inc 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.		1,551

JC Penney Corp Inc	JC Penney Corp Inc 6501 Legacy Drive Plano, TX 75024	J. C. Penney Corporation, Inc., sells merchandise through department stores. The company primarily sells family apparel and footwear, accessories, fine and fashion jewelry, beauty products, and home furnishings.		134

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Other Senior Secured Debt

JW Aluminum Co	JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.		$759

Lycra	Lycra Prins Bernhardplein 200 Amsterdam, Netherlands 1097 JB	Lycra manufactures manmade fibers, including spandex, polyester, and nylon.		4,319

Numericable-SFR	Numericable-SFR 10 rue Albert Einstein, Champs-sur-Marne Paris, France 77420	The company provides cable and broadband services in France. It offers digital and analog television, Internet, and phone services to homes.		2,056

Pattonair Holdings Ltd	Pattonair Holdings Ltd Ascot Business Park, 50 Longbridge Lane Derby, DE24 8UJ	An outsourced inventory manager and distributor of C-class parts to be used mainly in Aerospace engines and, to a lesser extent aerospace systems.		4,812

Ply Gem Holdings Inc	Ply Gem Holdings Inc 5020 Weston Parkway, Suite 400 Cary, NC 27513	A residential exterior building products manufacturer with strong market positions in vinyl siding and windows as well as other related exterior products.		3,614

Sorenson Communications LLC	Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		11,655

Sunnova Energy Corp	Sunnova Energy Corp 20 East Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.		1,710

Velvet Energy Ltd	Velvet Energy Ltd Suite 1500, 308—4th Avenue SW Calgary, Alberta, Canada T2P 0H7	Velvet Energy Ltd. is a private Canadian exploration company with over 474,000 net acres in western Alberta. The Company was founded in 2011 and is backed by Warburg Pincus, Trilantic and 1901 Partners.		4,500

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		12,759

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		8,175

Subordinated Debt

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		100

Ascent Resources Utica Holdings LLC / ARU Finance Corp	Ascent Resources Utica Holdings LLC / ARU Finance Corp 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company founded by Aubrey McClendon to acquire and develop unconventional resources in the Utica Shale.		19,500

athenahealth Inc	athenahealth Inc 311 Arsenal Street Watertown, MA 02472	athenahealth, Inc., together with its subsidiaries, provides network-based medical record, revenue cycle, patient engagement, care coordination, and population health services for medical groups and health systems.		27,722

Avantor Inc	Avantor Inc 3477 Corporate Parkway, Suite 200 Center Valley, PA 18034	Manufactures and markets high-performance chemistries and materials for life science, pharmaceutical, biomaterial, research/diagnostic, and advanced technology markets.		52,502

Byrider Finance LLC	Byrider Finance LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.		321

Calumet Specialty Products	Calumet Specialty Products 2780 Waterfront Parkway East Drive, Suite 200 Indianapolis, IN 46214	Calumet Specialty Products Partners, L.P. produces and sells specialty hydrocarbon products in North America and internationally.		10,255

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Subordinated Debt

Canbriam Energy Inc	Canbriam Energy Inc 450 1st Street SW, Suite 3500 Calgary, Canada AB T2P 5H1	Canbriam Energy Inc. operates as an exploration and production company that focuses on natural gas aspects in Montney, Canada.		$18,525

CEC Entertainment Inc	CEC Entertainment Inc 1707 Market Place Blvd, Suite 200 Irving, TX 75063	Chuck-E-Cheese (CEC) is an entertainment and restaurant-oriented chain across the United States.		20,469

ClubCorp Club Operations Inc	ClubCorp Club Operations Inc 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	Owns or operates a network of golf, country, business, sports and alumni clubs in multiple states and worldwide.		12,050

Diamond Resorts International Inc	Diamond Resorts International Inc 10600 West Charleston Boulevard Las Vegas, NV 89135	Diamond Resorts International, Inc. provides destinations, events, and experiences. It owns and operates vacation ownership resorts worldwide.		3,610

Eclipse Resources Corp	Eclipse Resources Corp 2121 Old Gatesburg Road, Suite 110 State College, PA 16803	Eclipse Resources is an independent exploration and production company engaged in the acquisition and development of oil and natural gas properties in the Appalachian Basin.		9,053

Hub International Ltd	Hub International Ltd 3390 University Avenue, Suite 300 Riverside, CA 92501	Hub Internation Limited is an insurance broker in North America, providing a broad array of insurance-related products and services.		1,041

Intelsat Jackson Holdings SA	Intelsat Jackson Holdings SA 4, rue Albert Borschette Luxembourg City, Luxembourg 1246	Intelsat Holdings S.A. is a holding company, which through its subsidiaries offers satellite communication services.		3,255

Ken Garff Automotive LLC	Ken Garff Automotive LLC 111 East Broadway Salt Lake City, UT 84111	Ken Garff Automotive, LLC operates as an automotive retailer. The Company offers new and used vehicles, automobile parts, and other related accessories, as well as repair and maintenance services.		4,048

LifePoint Hospitals Inc	LifePoint Hospitals Inc 330 Seven Springs Way Brentwood, TN 37027	LifePoint Health, Inc. provides health care services. The Company offer a range of medical and surgical services such as general surgery, internal medicine, obstetrics, emergency room care, and radiology.		6,248

Logan’s Roadhouse Inc	Logan’s Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of casual dining steakhouse restaurants.		1,304

PriSo Acquisition Corp	PriSo Acquisition Corp 1321 Greenway Drive Irving, TX 75038	PrimeSource Building Products (PriSo) is an international distributor of building materials serving residential and industrial new construction and remodeling markets.		47,573

Quorum Health Corp	Quorum Health Corp 1573 Mallory Lane Brentwood, TN 37027	Quorum Health Corporation, together with its subsidiaries, provides hospital and outpatient healthcare services in the United States.		2,621

Sorenson Communications LLC	Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		9,223

SRS Distribution Inc	SRS Distribution Inc 5900 South Lake Forest Drive, Suite 400 McKinney, TX 75070-2196	SRS Distribution, previous named SRS Roofing Supply, is a distributor of roofing products across the US.		13,090

Stars Group Holdings BV	Stars Group Holdings BV 200 Bay Street, Suite 3205 Toronto, ON, Canada M5J 2J3	The Stars Group Inc. engages in online gaming and betting businesses primarily in Europe, Australia, and the Americas.		2,770

Sungard Availability Services Capital Inc	Sungard Availability Services Capital Inc 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.		12,880

Surgery Partners Holdings LLC	Surgery Partners Holdings LLC 40 Burton Hills Blvd, Suite 500 Nashville, TN 37215	Manages ambulatory surgical centers, surgical hospitals, and ancilliary services.		954

Team Health Inc	Team Health Inc 265 Brookview Centre Way, Suite 400 Knoxville, TN 37919	Provides outsourced healthcare professional staffing and administrative services to hospitals and other healthcare providers in the United States.		8,220

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Subordinated Debt

Vertiv Group Corp	Vertiv Group Corp 1000 Abernathy Road NE, Bldg 400, Ste 1700 Atlanta, GA 30328	Designer and manufacturer of power and climate products for datacenter, communications, and commercial customers.		$18,331

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		4,166

York Risk Services Group Inc	York Risk Services Group Inc One Upper Pond Road, Building F Parsippany, NJ 07054	York Risk Services Group, Inc. provides claims and risk management services in the United States and internationally.		34,274

	Name and Address of Portfolio Company		Footnotes	Amortized Cost of Investment (in thousands)

Asset Based Finance

Altus Power America Inc, Preferred Stock	Altus Power America Inc 102 Greenwich Avenue, 3rd Floor Greenwich, CT 6830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.		1,108

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		994

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		6,315

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		1,305

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		1,228

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		66,753

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		14,863

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		1,535

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		11,813

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		5,715

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		1,275

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		17,091

	Name and Address of Portfolio Company		Footnotes	Amortized Cost of Investment (in thousands)

Asset Based Finance

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		$10,584

Global Jet Capital LLC, Structured Mezzanine	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		15,643

NewStar Clarendon 2014-1A Class D	NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.		5,188

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

All Systems Holding LLC, Common Stock	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	Common Stock	0.4%		581

Altavair NewCo, Private Equity	Altavair NewCo 22833 South East Black Nugget Road, Suite 110 Issaquah, WA 98029	Altavair L.P. is a principal investment firm specializing in aviation finance with a focus on acquiring, leasing, re-purposing, and selling commercial jet aircraft and engines along with purchase of specific types of used commercial aircraft and aircraft equipment including engines.	Private Equity	11.6%		2,915

ASG Technologies, Warrants	ASG Technologies 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management.	Warrants	0.5%		1,377

Aspect Software Inc, Common Stock	Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	Common Stock	5.1%		1,369

Aspect Software Inc, Warrant	Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	Warrant	5.1%		—

ATX Networks Corp, Common Stock	ATX Networks Corp 1-501 Clements Road West Ajax, ON, Canada L1S 7H4	ATX is a designer and developer of patented, high-margin radio frequency management equipment and digital video processing products.	Common Stock	0.2%		134

Australis Maritime, Private Equity	Australis Maritime 55 Brompton Road SW3 1DP London United Kingdom	Australis Maritime Finance was set up in order to provider various financing opportunities to the global maritime and shipping industry space. Australis will lend against a diversified shipping portfolio across bulkers, containerships, and tankers.	Private Equity	9.5%		966

Byrider Finance LLC, Common Stock	Byrider Finance LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	Common Stock	1.2%		—

Chisholm Oil & Gas Operating LLC, Series A Units	Chisholm Oil & Gas Operating LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Private exploration and production operator located in Tulsa, Oklahoma.	Common Stock	0.5%		75

CSafe Global, Common Stock	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	Common Stock	0.1%		174

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

Empire Today LLC, Common Stock	Empire Today LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	Common Stock	0.5%		$614

Fairway Group Holdings Corp, Common Stock	Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.	Common Stock	7.9%		2,296

Fox Head Inc, Common Stock	Fox Head Inc 16752 Armstrong Avenue Irvine, CA 92606	Fox Head is a family-owned action sports and clothing brand focused primarily on the motocross, bike and lifestyle segments.	Common Stock	0.5%		1,143

FullBeauty Brands Holdings Corp, Common Stock	FullBeauty Brands Holdings Corp 463 Fashion Avenue New York, NY 10018	FULLBEAUTY Brands, Inc. provides plus-size products for women and men.	Common Stock	0.1%		43

Global Jet Capital LLC, Preferred Stock	Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	Preferred Stock	16.6%		42,484

Harvest Oil & Gas Corp, Common Stock	Harvest Oil & Gas Corp. 1001 Fannin Street Houston, TX 77002	EV Energy Partners engages in the acquisition, development and production of oil and natural gas properties in the United States.	Common Stock	0.6%		1,308

Harvey Industries Inc, Common Stock	Harvey Industries Inc 1400 Main Street Waltham, MA 2451	Harvey Industries, Inc. manufactures and distributes building products. It offers vinyl, wood, impact, acoustic, and storm windows; storm, patio, and entry doors; porch enclosures.	Common Stock	1.8%		2,000

HM Dunn Co Inc, Preferred Stock, Series A	HM Dunn Co Inc 3301 House Anderson Road Euless, TX 76040	HM Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.	Preferred Stock	12.9%		—

HM Dunn Co Inc, Preferred Stock, Series B	HM Dunn Co Inc 3301 House Anderson Road Euless, TX 76040	HM Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.	Preferred Stock	9.6%		—

Industrial Group Intermediate Holdings LLC, Common Stock	Industrial Group Intermediate Holdings LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.	Common Stock	0.3%		221

JHC Acquisition LLC, Common Stock	JHC Acquisition LLC 2454 East Dempster Street , Suite 300 Des Plaines, IL 60016	Justrite (JHC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	Common Stock	24.9%		8,068

JSS Holdings Ltd, Net Profits Interest	JSS Holdings Ltd 180 North Stetson, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	Other Equity	0.6%		—

JW Aluminum Co, Common Stock	JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Common Stock	0.0%		—

JW Aluminum Co, Preferred Stock	JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Preferred Stock	2.7%		5,194

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

North Haven Cadence Buyer Inc, Common Stock	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	Common Stock	0.5%		$833

Power Distribution Inc, Common Stock	Power Distribution Inc 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.	Common Stock	1.2%		923

Ridgeback Resources Inc, Common Stock	Ridgeback Resources Inc 525 8th Avenue S.W. , Suite 2800 Calgary, AB, Canada T2P 1G1	Ridgeback Resources Inc. engages in the exploration and development of oil and natural gas in western Canada.	Common Stock	0.8%		5,082

Sequential Brands Group Inc., Common Stock	Sequential Brands Group Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	Common Stock	0.2%		1,693

SSC (Lux) Limited S.a r.l., Common Stock	SSC (Lux) Limited S.a r.l. 7 Rue Robert Stumper, L-2557 Luxembourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.	Common Stock	0.8%		2,273

Sunnova Energy Corp, Common Stock	Sunnova Energy Corp 20 East Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Common Stock	2.8%		2,166

Sunnova Energy Corp, Preferred Stock	Sunnova Energy Corp 20 East Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Preferred Stock	0.1%		561

Templar Energy LLC, Common Stock	Templar Energy LLC 4700 Gaillardia Parkway, Suite 200 Oklahoma City, OK 73142	Templar Energy is an exploration and production company focused on investing primarily in the mature, liquids-rich producing basins in the Mid-Continent Region.	Common Stock	3.8%		1,104

Templar Energy LLC, Preferred Stock	Templar Energy LLC 4700 Gaillardia Parkway, Suite 200 Oklahoma City, OK 73142	Templar Energy is an exploration and production company focused on investing primarily in the mature, liquids-rich producing basins in the Mid-Continent Region.	Preferred Stock	3.8%		859

Titan Energy LLC, Common Stock	Titan Energy LLC 1000 Commerce Drive, Suite 410 Pittsburgh, PA 15275	Titan Energy develops and produces natural gas, crude oil, and natural gas liquids in basins across the United States.	Common Stock	1.3%		2,299

Trace3 Inc, Common Stock	Trace3 Inc 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	Common Stock	0.3%		77

Warren Resources Inc, Common Stock	Warren Resources Inc 5420 LBJ Freeway, Suite 600 Dallas, TX 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.	Common Stock	10.0%		4,695

White Star Petroleum LLC, Common Stock	White Star Petroleum LLC 301 North West 63rd Street, Suite 600 Oklahoma City, OK 73116	White Star Petroleum is an independent oil and natural gas company focused on the Mississippi Lime and Woodford Shale plays located in Oklahoma.	Common Stock	0.2%		1,477

Zeta Interactive Holdings Corp, Preferred Stock, Series E—1	Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Stock	1.5%		8,357

Zeta Interactive Holdings Corp, Preferred Stock, Series F	Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Stock	1.5%		8,357

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

Zeta Interactive Holdings Corp, Warrant	Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Warrant	0.0%		$—

(1)	Amount is fully unfunded.

(2)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

PORTFOLIO COMPANIES OF CORPORATE CAPITAL TRUST II

The following table sets forth certain information as of March 31, 2019 with respect to each company in which CCT II had a debt or equity/other investment. Other than these investments, CCT II’s only relationships with its portfolio companies are the managerial assistance it may separately provide to its portfolio companies, which services would be ancillary to CCT II’s investments and the board observer or participation rights it may receive. In general, under the 1940 Act, CCT II would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

For information relating to the value of CCT II’s investments in its portfolio companies and information related to portfolio companies CCT II is deemed to “control” or be an “affiliated person” of under the 1940 Act, see CCT II’s unaudited consolidated schedule of investments as of March 31, 2019, beginning at page F-313. Dollar amounts in the table below and the related notes are presented in thousands.

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Accuride Corp	Accuride Corp 7140 Office Circle Evansville, IN 47715	Produces steel wheels and aluminum wheels in North America.		$408

Acosta Holdco Inc	Acosta Holdco Inc 6600 Corporate Center Parkway Jacksonville, FL 32216	Acosta is a national sales and marketing company that serves as the outsourced sales arm for major consumer-packaged goods companies.		4,691

Advantage Sales & Marketing Inc	Advantage Sales & Marketing Inc 18100 Von Karman Ave, Suite 1000 Irvine, CA 92612	Advantage Sales & Marketing Inc. (ASM) provides marketing services. The Company offers integrated sales services, business process outsourcing, retail services, brand and space management, and marketing services.		2,711

American Tire Distributors Inc	American Tire Distributors Inc 12200 Herbert Wayne Court, Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.		244

American Tire Distributors Inc	American Tire Distributors Inc 12200 Herbert Wayne Court, Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.		1,372

Ammeraal Beltech Holding BV	Ammeraal Beltech Holding BV Comeniusstraat 8 Alkmaar, Noord-Holland, Netherlands 1817 MS	Ammeraal Beltech Holding B.V. manufactures and markets belts for food, airport, logistics, mail, tobacco, paper and print, textile, rubber and tire, automotive, and wood industries.		1,176

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	(1)	87

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.		1,704

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	(1)	225

Belk Inc	Belk Inc 2801 West Tyvola Road Charlotte, NC 28217	The 7th largest department store operator in the US, with 297 stores across 16 southeastern states.		4,467

Berner Food & Beverage LLC	Berner Food & Beverage LLC 2034 East Factory Road Dakota, IL 61018	A leading producer of ready-to-drink (“RTD”) coffee, cheese dips, salsa and other dairy-related items.		4,340

Bugaboo International BV	Bugaboo International BV Paasheuvelweg 9a-b Amsterdam Zuidoost, Amsterdam 1105 BE	Bugaboo International b.v. develops and manufactures mobility products for toddlers and newborn babies in the Netherlands and internationally.		1,502

Caprock Midstream LLC	Caprock Midstream LLC 5810 Wilson Road, Suite 100 Humble, TX 77396	Caprock Midstream LLC is an principal investment firm. The firm typically invests in crude oil, NGL, natural gas & water midstream infrastructure sectors.		612

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Conservice LLC	Conservice LLC 750 South Gateway Drive River Heights, UT 84321	Conservice, LLC provides utility management and billing services for property owners.		$1,219

Conservice LLC	Conservice LLC 750 South Gateway Drive River Heights, UT 84321	Conservice, LLC provides utility management and billing services for property owners.	(1)	228

Constellis Holdings LLC / Constellis Finance Corp	Constellis Holdings LLC / Constellis Finance Corp 12018 Sunrise Valley Drive, Suite 140 Reston, VA 20191	Constellis Holdings, LLC, along with its subsidiaries, provides risk management, security, humanitarian, training, and operational support services to government and commercial customers worldwide.		1,796

CTI Foods Holding Co LLC	CTI Foods Holding Co LLC P.O. Box 700 Caldwell, ID 83606	Produces custom food products for the foodservice industry.		23

Diamond Resorts International Inc	Diamond Resorts International Inc 10600 West Charleston Boulevard Las Vegas, NV 89135	Diamond Resorts International, Inc. provides destinations, events, and experiences. It owns and operates vacation ownership resorts worldwide.		959

Distribution International Inc	Distribution International Inc 9000 Railwood Drive Houston, TX 77078	Distributes thermal and acoustical insulation and related supplies for maintenance and repair operations in the U.S.		6,737

Eacom Timber Corp	Eacom Timber Corp 1100 Rene-Levesque , Suite 2110 Montreal, QC H3B 4N4	EACOM Timber Corporation, together with its subsidiaries, engages in the manufacture, marketing, and distribution of lumber, wood chips, and wood-based value-added products in North America.		2,723

Eagle Family Foods Inc	Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.	(1)	158

Eagle Family Foods Inc	Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.		1,043

Foresight Energy LLC	Foresight Energy LLC 211 North Broadway, Suite 2600 St. Louis, MO 63102	Foresight Energy LLC mines and produces thermal coal with reserves in the Illinois Basin. The company transports its products through various modes of transportation, such as rail, barge, and truck modes of transportation.		1,492

Frontline Technologies Group LLC	Frontline Technologies Group LLC 1400 Atwater Dr Malvern, PA 19355	Provides cloud based human capital management software (“HCM”) software applications for K-12.		4,602

Frontline Technologies Group LLC	Frontline Technologies Group LLC 1400 Atwater Dr Malvern, PA 19355	Provides cloud based human capital management software (“HCM”) software applications for K-12.	(1)	691

ID Verde	ID Verde 38 rue Jacques IbertLevallois-Perret, 92300 France	Idverde provides building maintenance services. The Company offers landscaping for green spaces and sports fields, as well as recreational and watering fountains designing services.		224

ID Verde	ID Verde 38 rue Jacques IbertLevallois-Perret, 92300 France	Idverde provides building maintenance services. The Company offers landscaping for green spaces and sports fields, as well as recreational and watering fountains designing services.		102

ID Verde	ID Verde 38 rue Jacques IbertLevallois-Perret, 92300 France	Idverde provides building maintenance services. The Company offers landscaping for green spaces and sports fields, as well as recreational and watering fountains designing services.	(1)	319

ID Verde	ID Verde 38 rue Jacques IbertLevallois-Perret, 92300 France	Idverde provides building maintenance services. The Company offers landscaping for green spaces and sports fields, as well as recreational and watering fountains designing services.		1,121

ID Verde	ID Verde 38 rue Jacques IbertLevallois-Perret, 92300 France	Idverde provides building maintenance services. The Company offers landscaping for green spaces and sports fields, as well as recreational and watering fountains designing services.		468

Integro Ltd/United States	Integro Ltd/United States 1 State Street Plaza, 9th Floor New York, NY 10004	Integro Ltd. is an insurance brokerage and specialty risk management company.		1,183

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Jo-Ann Stores Inc	Jo-Ann Stores Inc 5555 Darrow Rd Hudson, OH 44236	Jo-Ann Stores is the nation’s largest specialty retailer of fabrics and one of the largest specialty retailers of crafts.		$3,297

Jostens Inc	Jostens Inc 7760 France Avenue South, Suite 400 Minneapolis, MN 55435	Jostens, Inc. provides products, programs, and services for high schools and universities. The company’s products include jewelry, school yearbooks and memory books, scholastic products, and products for athletic champions and their fans.		569

Lipari Foods LLC	Lipari Foods LLC 26661 Bunert Road Warren, MI 48089	Lipari Foods, LLC engages in the distribution of food products. Its products include bakery products, confectionery products, dairy products, meat and seafood products, and foodservice products.		4,666

Lipari Foods LLC	Lipari Foods LLC 26661 Bunert Road Warren, MI 48089	Lipari Foods, LLC engages in the distribution of food products. Its products include bakery products, confectionery products, dairy products, meat and seafood products, and foodservice products.	(1)	973

MedAssets Inc	MedAssets Inc 100 North Point Center East, Suite 200 Alpharetta, GA 30022	Provides technology-enabled products and services for hospitals and health systems.		71

Monitronics International Inc	Monitronics International Inc 1990 Wittington Place Farmers Branch, TX 75234	Monitronics International, Inc., doing business as Brinks Home Security, provides security alarm monitoring and related services to residential and commercial customers in the United States, Canada, and Puerto Rico.		1,972

NCI Inc	NCI Inc 11730 Plaza America Drive Reston, VA 20190	Provides enterprise systems management, information assurance, information assurance policies, and process development and validation solutions.		4,224

Onvoy LLC	Onvoy LLC 10300 6th Avenue North Plymouth, MN 55441	Offers network-based voice and messaging services to wireless, cable, carrier, and communication service providers.		139

Patriot Well Solutions LLC	Patriot Well Solutions LLC 475 17th Street, Suite 1020 Denver, CO 80202	Patriot Well Solutions LLC provides completion services and solutions to the oil and gas industry.		956

Qdoba Restaurant Corp	Qdoba Restaurant Corp 4865 Ward Road, Suite 500 Wheat Ridge, CO 80033	The Company offers canned, frozen fruits, fruit juice, vegetable and non-vegetable food items.		1,945

Quorum Health Corp	Quorum Health Corp 1573 Mallory Lane Brentwood, TN 37027	Quorum Health Corporation, together with its subsidiaries, provides hospital and outpatient healthcare services in the United States.		4,471

Reliant Rehab Hospital Cincinnati LLC	Reliant Rehab Hospital Cincinnati LLC 5800 Granite Parkway, Suite 1000 Plano, TX 75024	Reliant Rehabilitation Holdings, Inc. provides contract therapy and rehabilitation management services. It offers physical, occupational, and speech therapy services to skilled nursing facilities.		2,295

Revere Superior Holdings, Inc	Revere Superior Holdings, Inc 401 Congress Avenue, Suite 3100 Austin, TX 78701	Provides mission critical SaaS to over 6,500 customers, mainly in the staffing agency space.		6,236

Savers Inc	Savers Inc 11400 S.E. 6th Street Bellevue, WA 98004	Operates a chain of retail thrift stores.		1,078

Savers Inc	Savers Inc 11400 S.E. 6th Street Bellevue, WA 98004	Operates a chain of retail thrift stores.		1,042

Sequa Corp	Sequa Corp 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.		1,534

SIRVA Worldwide Inc	SIRVA Worldwide Inc One Parkview Plaza Oakbrook Terrace, IL 60181	Global leader in moving and relocation services.		454

SMART Global Holdings Inc	SMART Global Holdings Inc 39870 Eureka Drive Newark, CA 94560	Smart Modular Technologies is a designer and manufacturer of memory solutions offering DRAM modules as well as mobile memory for a variety of applications globally.		24

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

SMART Global Holdings Inc	SMART Global Holdings Inc 39870 Eureka Drive Newark, CA 94560	Smart Modular Technologies is a designer and manufacturer of memory solutions offering DRAM modules as well as mobile memory for a variety of applications globally.	(1)	$72

SMART Global Holdings Inc	SMART Global Holdings Inc 39870 Eureka Drive Newark, CA 94560	Smart Modular Technologies is a designer and manufacturer of memory solutions offering DRAM modules as well as mobile memory for a variety of applications globally.		3,280

Staples Canada	Staples Canada 6 Staples Avenue Richmond Hill, ON, Canada	Staples Canada operates a network of retail stores that supply office products, business machines, office furniture, and business services to small and medium sized companies, and home office customers.		4,064

Sutherland Global Services Inc	Sutherland Global Services Inc 1160 Pittsford-Victor Road Pittsford, NY 14534	Sutherland is a leading provider of technology enabled business process outsourcing services.		2,163

Tangoe LLC	Tangoe LLC 169 Lackawanna Ave. Parsippany, NJ 07054	Tangoe LLC provides connection life cycle management software and related services. The Company offers technology life cycle management for mobility, network, and Cloud.		1,983

Team Health Inc	Team Health Inc 265 Brookview Centre Way, Suite 400 Knoxville, TN 37919	Provides outsourced healthcare professional staffing and administrative services to hospitals and other healthcare providers in the United States.		938

Virgin Pulse Inc	Virgin Pulse Inc 492 Old Connecticut Path, Suite 601 Framingham, MA 01701	Virgin Pulse, Inc. designs and develops technology to promote good lifestyle habits for employees.		3,052

Wheels Up Partners LLC	Wheels Up Partners LLC 220 West 42nd Street , 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.		688

Wheels Up Partners LLC	Wheels Up Partners LLC 220 West 42nd Street , 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.		358

Wheels Up Partners LLC	Wheels Up Partners LLC 220 West 42nd Street , 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.		1,179

Wheels Up Partners LLC	Wheels Up Partners LLC 220 West 42nd Street , 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.		484

Wheels Up Partners LLC	Wheels Up Partners LLC 220 West 42nd Street , 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.		1,803

WireCo WorldGroup Inc	WireCo WorldGroup Inc 2400 West 75th Street, Prairie Village Kansas City, MO 66208	Manufacturer of steel and synthetic rope, specialty wire, electromechanical cable, and other engineered products.		96

Second Lien Senior Secured Loans

Access CIG LLC	Access CIG LLC 6818 A Patterson Pass Road Livermore, CA 94550	Provides records and information management services.		209

Advantage Sales & Marketing Inc	Advantage Sales & Marketing Inc 18100 Von Karman Ave, Suite 1000 Irvine, CA 92612	Advantage Sales & Marketing Inc. (ASM) provides marketing services. The Company offers integrated sales services, business process outsourcing, retail services, brand and space management, and marketing services.		483

Albany Molecular Research Inc	Albany Molecular Research Inc 26 Corporate Circle Albany, NY 12203	A contract research and manufacturing company, provides integrated drug discovery, development, and manufacturing services primarily in the United States, Europe, and Asia.		909

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Second Lien Senior Secured Loans

Ammeraal Beltech Holding BV	Ammeraal Beltech Holding BV Comeniusstraat 8 Alkmaar, Noord-Holland, Netherlands 1817 MS	Ammeraal Beltech Holding B.V. manufactures and markets belts for food, airport, logistics, mail, tobacco, paper and print, textile, rubber and tire, automotive, and wood industries.		$1,980

Applied Systems Inc	Applied Systems Inc 200 Applied Parkway University Park, IL 60484	Applied Systems, Inc. provides software solutions and services for the insurance industry.		2,624

athenahealth Inc	athenahealth Inc 311 Arsenal Street Watertown, MA 02472	athenahealth, Inc., together with its subsidiaries, provides network-based medical record, revenue cycle, patient engagement, care coordination, and population health services for medical groups and health systems.		2,491

CommerceHub Inc	CommerceHub Inc 201 Fuller Road, ZEN Building, 6th Floor Albany, NY 12203	CommerceHub is a provider of hosted integration, drop ship fulfillment, and product content management for multi-channel e-commerce merchants.		3,136

CTI Foods Holding Co LLC	CTI Foods Holding Co LLC P.O. Box 700 Caldwell, ID 83606	Produces custom food products for the foodservice industry.		211

Direct ChassisLink Inc	Direct ChassisLink Inc 3525 Whitehall Park Dr Charlotte, NC 28273	The Company provides chassis to marine terminal operators, steam ship lines, non-vessel operating common carriers, and beneficial cargo owners.		585

EaglePicher Technologies LLC	EaglePicher Technologies LLC C and Porter Streets Joplin, MO 64802	Offers batteries and energetic devices for mission-critical aerospace, defense, aviation, and medical battery markets.		447

Excelitas Technologies Corp	Excelitas Technologies Corp 200 West Street, Suite E403 Waltham, MA 02451	Manufactures customized optoelectronic and advanced electronic systems to global OEM customers.		804

Grocery Outlet Inc	Grocery Outlet Inc 5650 Hollis Street Emeryville, CA 94608	Operates grocery stores that remarket excess inventories.		378

Integro Ltd/United States	Integro Ltd/United States 1 State Street Plaza, 9th Floor New York, NY 10004	Integro Ltd. is an insurance brokerage and specialty risk management company.		220

Invictus	Invictus 373 Marshall Ave St. Louis, MO 63119	A leading producer of fire retardant chemicals and phosphorous pentasulfide (P2S5) used in lubricant additives.		452

iParadigms Holdings LLC	iParadigms Holdings LLC 1111 Broadway, 3rd Floor Oakland, CA 94607	Leading provider of anti-plagiarism and grading solutions for the Higher Education and Secondary Education end-markets.		180

LBM Borrower LLC	LBM Borrower LLC 1000 Corporate Grove Drive Buffalo Grove, IL 60089	LBM Borrower, LLC distributes lumber and building materials.		895

Misys Ltd	Misys Ltd 1 Kingdom Street, Paddington London, W2 6BL UK	Provides industry specific software for banking, treasury, trading, and risk solutions.		1,911

New Arclin US Holding Corp	New Arclin US Holding Corp 1000 Holcomb Woods Parkway, Suite 342 Roswell, GA 30076	New Arclin U.S. Holding Corp. operates as a holding company. The Company, through its subsidiaries, manufactures resins and overlays, as well as bonding and surfacing solutions for residential and commercial building and construction applications.		286

One Call Care Management Inc	One Call Care Management Inc 841 Prudential Drive Suite 900 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States.		1,207

Paradigm Acquisition Corp	Paradigm Acquisition Corp 1033 Skokie Blvd, Suite 600 Northbrook, IL 60062	Paradigm Acquisition Corporation was founded in 2012. The Company’s line of business includes providing management services on a contract or fee basis.		267

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Second Lien Senior Secured Loans

Polyconcept North America Inc	Polyconcept North America Inc 400 Hunt Valley Rd New Kensington, PA 15068	Provides promotional, lifestyle, and gift products.		$614

Press Ganey Holdings Inc	Press Ganey Holdings Inc 401 Edgewater Place, Suite 500 Wakefield, MA 01880	Press Ganey Holdings, Inc. provides patient experience and caregiver measurement, performance analytics, and strategic advisory solutions for healthcare organizations in the United States.		1,079

Pure Fishing Inc	Pure Fishing Inc 7 Science Court Columbia, SC 29203	Pure Fishing, Inc. manufactures and sells outdoor and recreational lifestyle products. The company offers fishing tackle, lures, rods and reels, anglers, soft baits, and accessories.		1,788

Rise Baking Company	Rise Baking Company 828 Kasota Avenue SE Minneapolis, MN 55414	Rise Baking Company produces and retails bakery products, including breads, cookies, and bars. The company was founded in 2013 and is headquartered in Minneapolis, Minnesota.		687

Sequa Corp	Sequa Corp 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.		4,059

SIRVA Worldwide Inc	SIRVA Worldwide Inc One Parkview Plaza Oakbrook Terrace, IL 60181	Global leader in moving and relocation services.		386

SMG/PA	SMG/PA 300 Conshohocken State Road, Suite 450 West Conshohocken, PA 19428	SMG of Pennsylvania provides venue management, marketing, and development services.		231

Sparta Systems Inc	Sparta Systems Inc 2000 Waterview Drive, Suite 300 Hamilton, NJ 08691	Develops and delivers on-premise and cloud based enterprise quality management software (EQMS) solutions.		2,406

Transplace	Transplace 3010 Gaylord Parkway, Suite 200 Frisco, TX 75034	Transplace Inc. provides transportation management and logistics technology services.		3,221

Vantage Specialty Chemicals Inc	Vantage Specialty Chemicals Inc 4650 South Racine Avenue Chicago, IL 60609	Vantage Specialty Chemicals, Inc. manufactures fatty acids, specialty derivatives, and specialty chemical blends.		745

WireCo WorldGroup Inc	WireCo WorldGroup Inc 2400 West 75th Street, Prairie Village Kansas City, MO 66208	Manufacturer of steel and synthetic rope, specialty wire, electromechanical cable, and other engineered products.		1,628

Other Senior Secured Debt

Cleaver-Brooks Inc	Cleaver-Brooks Inc 221 Law Street Thomasville, GA 31792	Manufactures boiler room equipment for commercial, institutional, and industrial markets.		349

Cornerstone Chemical Co	Cornerstone Chemical Co 10800 River Road Waggaman, LA 70094	Manufactures and distributes chemicals.		2,685

Frontier Communications Corp	Frontier Communications Corp 401 Merritt 7 Norwalk, CT 06851	Frontier Communications Corporation provides communications services to consumer, commercial, and wholesale customers in the United States.		353

Genesys Telecommunications Laboratories Inc	Genesys Telecommunications Laboratories Inc 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.		740

PAREXEL International Corp	PAREXEL International Corp 195 West Street Waltham, MA 02451	PAREXEL International is a global provider of biopharmaceutical services.		591

Ply Gem Holdings Inc	Ply Gem Holdings Inc 5020 Weston Parkway, Suite 400 Cary, NC 27513	A residential exterior building products manufacturer with strong market positions in vinyl siding and windows as well as other related exterior products.		1,635

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		1,732

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Other Senior Secured Debt

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		$748

Subordinated Debt

athenahealth Inc	athenahealth Inc 311 Arsenal Street Watertown, MA 02472	athenahealth, Inc., together with its subsidiaries, provides network-based medical record, revenue cycle, patient engagement, care coordination, and population health services for medical groups and health systems.		1,258

ClubCorp Club Operations Inc	ClubCorp Club Operations Inc 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	Owns or operates a network of golf, country, business, sports and alumni clubs in multiple states and worldwide.		5,172

Datatel Inc	Datatel Inc 10811 South Westview Circle Drive, Suite 100 Houston, TX 77043	Datatel, Inc. provides marketing of seismic survey related data.		106

Kenan Advantage Group Inc	Kenan Advantage Group Inc 4366 Mt. Pleasant St. NW North Canton, OH 44720	Offers auto-replenishment, order management, procurement and freight audit payment, integrated billing, renewable fuel storage, and trans-loading facilities services.		3,367

LifePoint Hospitals Inc	LifePoint Hospitals Inc 330 Seven Springs Way Brentwood, TN 37027	LifePoint Health, Inc. provides health care services. The Company offer a range of medical and surgical services such as general surgery, internal medicine, obstetrics, emergency room care, and radiology.		921

Quorum Health Corp	Quorum Health Corp 1573 Mallory Lane Brentwood, TN 37027	Quorum Health Corporation, together with its subsidiaries, provides hospital and outpatient healthcare services in the United States.		251

Reynolds Group Holdings Inc	Reynolds Group Holdings Inc 160 Greentree Drive, Suite 101 Dover, DE 19904	Reynolds Group manufactures and supplies consumer food, beverage, and foodservice packaging products worldwide.		926

Reynolds Group Holdings Inc	Reynolds Group Holdings Inc 160 Greentree Drive, Suite 101 Dover, DE 19904	Reynolds Group manufactures and supplies consumer food, beverage, and foodservice packaging products worldwide.		2,933

SRS Distribution Inc	SRS Distribution Inc 5900 South Lake Forest Drive, Suite 400 McKinney, TX 75070-2196	SRS Distribution, previous named SRS Roofing Supply, is a distributor of roofing products across the US.		2,998

Surgery Partners Holdings LLC	Surgery Partners Holdings LLC 40 Burton Hills Blvd, Suite 500 Nashville, TN 37215	Manages ambulatory surgical centers, surgical hospitals, and ancilliary services.		227

Team Health Inc	Team Health Inc 265 Brookview Centre Way, Suite 400 Knoxville, TN 37919	Provides outsourced healthcare professional staffing and administrative services to hospitals and other healthcare providers in the United States.		1,717

Vertiv Group Corp	Vertiv Group Corp 1000 Abernathy Road NE, Bldg 400, Ste 1700 Atlanta, GA 30328	Designer and manufacturer of power and climate products for datacenter, communications, and commercial customers.		6,317

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		1,586

	Name and Address of Portfolio Company		Footnotes	Amortized Cost of Investment (in millions)

Asset Based Finance

Accelerator Investments Aggregator LP	Accelerator Investments Aggregator LP Hofplein 20th-21st floor Rotterdam, 3032 AC Netherlands	Neo Direct Lending BV is a vehicle to invest in the European small business loan market. The company acts as a platform to source and facilitate small business loans in the the Netherlands (~90%) and Germany (~10%).		$126

KKR Zeno Aggregator LP (K2 Aviation)	KKR Zeno Aggregator LP (K2 Aviation) 555 California Street, 50th Floor San Francisco, CA 94104	A securitization of aircraft.		5,907

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

Altavair NewCo, Private Equity	Altavair NewCo 22833 South East Black Nugget Road, Suite 110 Issaquah, WA 98029	Altavair L.P. is a principal investment firm specializing in aviation finance with a focus on acquiring, leasing, re-purposing, and selling commercial jet aircraft and engines along with purchase of specific types of used commercial aircraft and aircraft equipment including engines.	Private Equity	0.5%		$132

Australis Maritime, Private Equity	Australis Maritime 55 Brompton Road SW3 1DP London United Kingdom	Australis Maritime Finance was set up in order to provider various financing opportunities to the global maritime and shipping industry space. Australis will lend against a diversified shipping portfolio across bulkers, containerships, and tankers.	Private Equity	0.4%		44

Misys Ltd, Preferred Stock	Misys Ltd 1 Kingdom Street, Paddington London, W2 6BL UK	Provides industry specific software for banking, treasury, trading, and risk solutions.	Preferred Stock	0.0%		2,788

Polyconcept North America Inc, Class A-1 Units	Polyconcept North America Inc 400 Hunt Valley Rd New Kensington, PA 15068	Provides promotional, lifestyle, and gift products.	Common Stock	0.0%		62

VICI Properties Inc, Common Stock	VICI Properties Inc 430 Park Avenue, 8th Floor New York, NY 10022	VICI Properties is an experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including the world-renowned Caesars Palace.	Common Stock	0.0%		1,228

(1)	Amount is fully unfunded.

(2)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

PORTFOLIO COMPANIES OF FS INVESTMENT CORPORATION IV

The following table sets forth certain information as of March 31, 2019 with respect to each company in which FSIC IV had a debt or equity/other investment. Other than these investments, FSIC IV’s only relationships with its portfolio companies are the managerial assistance it may separately provide to its portfolio companies, which services would be ancillary to FSIC IV’s investments and the board observer or participation rights it may receive. In general, under the 1940 Act, FSIC IV would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

For information relating to the value of FSIC IV’s investments in its portfolio companies and information related to portfolio companies FSIC IV is deemed to “control” or be an “affiliated person” of under the 1940 Act, see FSIC IV’s unaudited consolidated schedule of investments as of March 31, 2019, at page F-232. Dollar amounts in the table below and the related notes are presented in thousands.

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

ABB CONCISE Optical Group LLC	ABB CONCISE Optical Group LLC 12301 NW 39th Street Coral Springs, FL 33065	The nation’s leading distributor of optical products, including contact lenses, frames, sunglasses, accessories and contact lens solutions.		$848

Acosta Holdco Inc	Acosta Holdco Inc 6600 Corporate Center Parkway Jacksonville, FL 32216	Acosta is a national sales and marketing company that serves as the outsourced sales arm for major consumer-packaged goods companies.		2,016

Addison Holdings	Addison Holdings 125 South Wacker Drive , 27th Floor Chicago, IL 60606	Addison Group provides hiring and staffing services to businesses and candidates in the United States.		11,945

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		341

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		3,260

American Tire Distributors Inc	American Tire Distributors Inc 12200 Herbert Wayne Court, Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.		255

American Tire Distributors Inc	American Tire Distributors Inc 12200 Herbert Wayne Court, Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.		1,531

Ammeraal Beltech Holding BV	Ammeraal Beltech Holding BV Comeniusstraat 8 Alkmaar, Noord-Holland, Netherlands 1817 MS	Ammeraal Beltech Holding B.V. manufactures and markets belts for food, airport, logistics, mail, tobacco, paper and print, textile, rubber and tire, automotive, and wood industries.		1,157

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	(1)	206

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.		4,058

Apex Group Limited	Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	(1)	533

AVF Parent LLC	AVF Parent LLC 6500 14 Mile Road Warren, MI 48092	Art Van Furniture is a leading furniture retailer in the Midwestern United States.		13,764

Borden Dairy Co	Borden Dairy Co 8750 N. Central Expressway, Suite 400 Dallas, TX 75231	Borden Dairy Company produces dairy products. It offers milk, yogurt smoothies, yogurt, probiotics, creams, and cheese products.		4,375

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Conservice LLC	Conservice LLC 750 South Gateway Drive River Heights, UT 84321	Conservice, LLC provides utility management and billing services for property owners.		$2,902

Conservice LLC	Conservice LLC 750 South Gateway Drive River Heights, UT 84321	Conservice, LLC provides utility management and billing services for property owners.	(1)	544

Constellis Holdings LLC / Constellis Finance Corp	Constellis Holdings LLC / Constellis Finance Corp 12018 Sunrise Valley Drive, Suite 140 Reston, VA 20191	Constellis Holdings, LLC, along with its subsidiaries, provides risk management, security, humanitarian, training, and operational support services to government and commercial customers worldwide.		4,275

CSafe Global	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.		96

CSafe Global	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	(1)	165

CSafe Global	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.		2,229

Dade Paper and Bag Co Inc	Dade Paper and Bag Co Inc 255 Route 1 & 9 Jersey City, NJ 7306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.		421

Dade Paper and Bag Co Inc	Dade Paper and Bag Co Inc 255 Route 1 & 9 Jersey City, NJ 7306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.		3,302

Eagle Family Foods Inc	Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.	(1)	375

Eagle Family Foods Inc	Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.		2,482

Empire Today LLC	Empire Today LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.		2,932

FullBeauty Brands Holdings Corp	FullBeauty Brands Holdings Corp 463 Fashion Avenue New York, NY 10018	FULLBEAUTY Brands, Inc. provides plus-size products for women and men.		185

FullBeauty Brands Holdings Corp	FullBeauty Brands Holdings Corp 463 Fashion Avenue New York, NY 10018	FULLBEAUTY Brands, Inc. provides plus-size products for women and men.		1,054

Hudson Technologies Co	Hudson Technologies Co One Blue Hill Plaza Pearl River, NY 10965	Hudson Technologies is a national distributor and provider of refrigerant gas and engineered solutions headquartered in Pearl River, NY.		5,589

Icynene Group Ltd	Icynene Group Ltd 6747 Campobello Road Mississauga, ON, Canada L5N2L7	Icynene is global manufacturer of branded spray polyurethane foam, serving a diverse set of end markets including new custom and production residential construction, commercial construction, remodeling and specialty applications.		6,912

JSS Holdings Ltd	JSS Holdings Ltd 180 North Stetson, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.		9,898

Kodiak BP LLC	Kodiak BP LLC 1745 Shea Center Drive, Suite 130 Littleton, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.		13,396

Lipari Foods LLC	Lipari Foods LLC 26661 Bunert Road Warren, MI 48089	Lipari Foods, LLC engages in the distribution of food products. Its products include bakery products, confectionery products, dairy products, meat and seafood products, and foodservice products.		11,110

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

Lipari Foods LLC	Lipari Foods LLC 26661 Bunert Road Warren, MI 48089	Lipari Foods, LLC engages in the distribution of food products. Its products include bakery products, confectionery products, dairy products, meat and seafood products, and foodservice products.	(1)	$2,316

Murray Energy Corp	Murray Energy Corp 46226 National Road, Suite 300 Saint Clairsville, OH 43950	Murray Energy Corporation produces and distributes coal.		995

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	(1)	188

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.		761

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.		3,656

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.		1,020

North Haven Cadence Buyer Inc	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	(1)	21

PF Chang’s China Bistro Inc	PF Chang’s China Bistro Inc 7676 East Pinnacle Peak Road Scottsdale, AZ 85255	P.F. Chang’s owns and operates restaurants in the United States.		523

Power Distribution Inc	Power Distribution Inc 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.		4,879

Propulsion Acquisition LLC	Propulsion Acquisition LLC 10200 Anderson Way Cincinnati, OH 45242	Provides engineering consultancy and technical recruiting services to organizations worldwide. The company offers engineering and design, systems and software, manufacturing and supply chain, technical recruiting, additive engineering, and government services;		7,374

Reliant Rehab Hospital Cincinnati LLC	Reliant Rehab Hospital Cincinnati LLC 5800 Granite Parkway, Suite 1000 Plano, TX 75024	Reliant Rehabilitation Holdings, Inc. provides contract therapy and rehabilitation management services. It offers physical, occupational, and speech therapy services to skilled nursing facilities.		5,464

Safariland LLC	Safariland LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.		4,766

Savers Inc	Savers Inc 11400 S.E. 6th Street Bellevue, WA 98004	Operates a chain of retail thrift stores.		2,902

Savers Inc	Savers Inc 11400 S.E. 6th Street Bellevue, WA 98004	Operates a chain of retail thrift stores.		2,805

Sequel Youth & Family Services LLC	Sequel Youth & Family Services LLC 1131 Eagletree Lane Huntsville, AL 35801	Sequel Youth & Family Services LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.		1,220

Sequel Youth & Family Services LLC	Sequel Youth & Family Services LLC 1131 Eagletree Lane Huntsville, AL 35801	Sequel Youth & Family Services LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.		7,000

Sorenson Communications LLC	Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		4,988

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loans

SSC (Lux) Limited S.a r.l.	SSC (Lux) Limited S.a r.l. 7 Rue Robert Stumper, L-2557 Luxembourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.		$6,385

Tangoe LLC	Tangoe LLC 169 Lackawanna Ave. Parsippany, NJ 07054	Tangoe LLC provides connection life cycle management software and related services. The Company offers technology life cycle management for mobility, network, and Cloud.		4,720

Trace3 Inc	Trace3 Inc 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.		7,497

Virgin Pulse Inc	Virgin Pulse Inc 492 Old Connecticut Path, Suite 601 Framingham, MA 01701	Virgin Pulse, Inc. designs and develops technology to promote good lifestyle habits for employees.		10,058

York Risk Services Group Inc	York Risk Services Group Inc One Upper Pond Road, Building F Parsippany, NJ 07054	York Risk Services Group, Inc. provides claims and risk management services in the United States and internationally.		972

Second Lien Senior Secured Loans

Ammeraal Beltech Holding BV	Ammeraal Beltech Holding BV Comeniusstraat 8 Alkmaar, Noord-Holland, Netherlands 1817 MS	Ammeraal Beltech Holding B.V. manufactures and markets belts for food, airport, logistics, mail, tobacco, paper and print, textile, rubber and tire, automotive, and wood industries.		4,712

athenahealth Inc	athenahealth Inc 311 Arsenal Street Watertown, MA 02472	athenahealth, Inc., together with its subsidiaries, provides network-based medical record, revenue cycle, patient engagement, care coordination, and population health services for medical groups and health systems.		5,932

Centric Group LLC	Centric Group LLC 1260 Andes Boulevard St. Louis, MO 63132	Centric Group, LLC, through its subsidiaries, engages in the provision of in-room coffee service to hotels and motels; and consumer goods and technology products to the correctional market.		8,489

Chisholm Oil & Gas Operating LLC	Chisholm Oil & Gas Operating LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Private exploration and production operator located in Tulsa, Oklahoma.		6,000

LBM Borrower LLC	LBM Borrower LLC 1000 Corporate Grove Drive Buffalo Grove, IL 60089	LBM Borrower, LLC distributes lumber and building materials.		2,387

One Call Care Management Inc	One Call Care Management Inc 841 Prudential Drive Suite 900 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States.		1,395

Pure Fishing Inc	Pure Fishing Inc 7 Science Court Columbia, SC 29203	Pure Fishing, Inc. manufactures and sells outdoor and recreational lifestyle products. The company offers fishing tackle, lures, rods and reels, anglers, soft baits, and accessories.		4,258

Rise Baking Company	Rise Baking Company 828 Kasota Avenue SE Minneapolis, MN 55414	Rise Baking Company produces and retails bakery products, including breads, cookies, and bars. The company was founded in 2013 and is headquartered in Minneapolis, Minnesota.		1,637

Other Senior Secured Debt

Akzo Nobel Specialty Chemicals	Akzo Nobel Specialty Chemicals 525 West Van Buren Street Chicago, IL 60607	Akzo Nobel Chemicals Inc. manufactures specialty chemicals. It offers polymer chemistry products, ethylene and sulfur derivatives, bleaching and oxidizing chemicals, surface chemistry products, salt-chlorine products, and other products.		618

APTIM Corp	APTIM Corp 1780 Hughes Landing Blvd, Suite 1000 The Woodlands, TX 77380	APTIM Corporation provides energy related facility services. The Company specializes in integrated maintenance, environmental engineering and remediation, infrastructure engineering, procurement, and construction (EPC) services, program management, as well as disaster response and recovery.		7,983

Artesyn Embedded Technologies Inc	Artesyn Embedded Technologies Inc 7900 Glades Road, Suite 500 Boca Raton, FL 33434-4105	Artesyn Embedded Technologies Inc. designs and manufactures power conversion and embedded computing solutions for communications, computing, healthcare, military, aerospace, industrial automation, computing and data storage, and consumer industries worldwide.		467

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Other Senior Secured Debt

Black Swan Energy Ltd	Black Swan Energy Ltd 2700, Bow Valley Square Tower IV, 250 – 6th Avenue SW Calgary, Alberta, Canada T2P 3H7	Black Swan Energy Ltd. is a private, Canadian E&P company headquartered in Calgary. The Company is focused on the liquids-rich window of the Montney Shale in northeast British Columbia.		$1,334

Genesys Telecommunications Laboratories Inc	Genesys Telecommunications Laboratories Inc 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.		471

JC Penney Corp Inc	JC Penney Corp Inc 6501 Legacy Drive Plano, TX 75024	J. C. Penney Corporation, Inc., sells merchandise through department stores. The company primarily sells family apparel and footwear, accessories, fine and fashion jewelry, beauty products, and home furnishings.		35

JW Aluminum Co	JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.		759

Lycra	Lycra Prins Bernhardplein 200 Amsterdam, Netherlands 1097 JB	Lycra manufactures manmade fibers, including spandex, polyester, and nylon.		1,027

Numericable-SFR	Numericable-SFR 10 rue Albert Einstein, Champs-sur-Marne Paris, France 77420	The company provides cable and broadband services in France. It offers digital and analog television, Internet, and phone services to homes.		333

Pattonair Holdings Ltd	Pattonair Holdings Ltd Ascot Business Park, 50 Longbridge Lane Derby, DE24 8UJ	An outsourced inventory manager and distributor of C-class parts to be used mainly in Aerospace engines and, to a lesser extent aerospace systems.		1,300

Ply Gem Holdings Inc	Ply Gem Holdings Inc 5020 Weston Parkway, Suite 400 Cary, NC 27513	A residential exterior building products manufacturer with strong market positions in vinyl siding and windows as well as other related exterior products.		2,289

Velvet Energy Ltd	Velvet Energy Ltd Suite 1500, 308-4th Avenue SW Calgary, Alberta, Canada T2P 0H7	Velvet Energy Ltd. is a private Canadian exploration company with over 474,000 net acres in western Alberta. The Company was founded in 2011 and is backed by Warburg Pincus, Trilantic and 1901 Partners.		3,000

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		3,423

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		2,115

Subordinated Debt

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		7

Ascent Resources Utica Holdings LLC / ARU Finance Corp	Ascent Resources Utica Holdings LLC / ARU Finance Corp 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company founded by Aubrey McClendon to acquire and develop unconventional resources in the Utica Shale.		6,500

athenahealth Inc	athenahealth Inc 311 Arsenal Street Watertown, MA 02472	athenahealth, Inc., together with its subsidiaries, provides network-based medical record, revenue cycle, patient engagement, care coordination, and population health services for medical groups and health systems.		2,995

Avantor Inc	Avantor Inc 3477 Corporate Parkway, Suite 200 Center Valley, PA 18034	Manufactures and markets high-performance chemistries and materials for life science, pharmaceutical, biomaterial, research/diagnostic, and advanced technology markets.		12,503

CEC Entertainment Inc	CEC Entertainment Inc 1707 Market Place Blvd, Suite 200 Irving, TX 75063	Chuck-E-Cheese (CEC) is an entertainment and restaurant-oriented chain across the United States.		4,237

ClubCorp Club Operations Inc	ClubCorp Club Operations Inc 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	Owns or operates a network of golf, country, business, sports and alumni clubs in multiple states and worldwide.		3,225

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Subordinated Debt

Diamond Resorts International Inc	Diamond Resorts International Inc 10600 West Charleston Boulevard Las Vegas, NV 89135	Diamond Resorts International, Inc. provides destinations, events, and experiences. It owns and operates vacation ownership resorts worldwide.		$976

Hub International Ltd	Hub International Ltd 3390 University Avenue, Suite 300 Riverside, CA 92501	Hub Internation Limited is an insurance broker in North America, providing a broad array of insurance-related products and services.		213

Intelsat Jackson Holdings SA	Intelsat Jackson Holdings SA 4, rue Albert Borschette Luxembourg City, Luxembourg 1246	Intelsat Holdings S.A. is a holding company, which through its subsidiaries offers satellite communication services.		1,593

Ken Garff Automotive LLC	Ken Garff Automotive LLC 111 East Broadway Salt Lake City, UT 84111	Ken Garff Automotive, LLC operates as an automotive retailer. The Company offers new and used vehicles, automobile parts, and other related accessories, as well as repair and maintenance services.		1,852

LifePoint Hospitals Inc	LifePoint Hospitals Inc 330 Seven Springs Way Brentwood, TN 37027	LifePoint Health, Inc. provides health care services. The Company offer a range of medical and surgical services such as general surgery, internal medicine, obstetrics, emergency room care, and radiology.		2,318

Quorum Health Corp	Quorum Health Corp 1573 Mallory Lane Brentwood, TN 37027	Quorum Health Corporation, together with its subsidiaries, provides hospital and outpatient healthcare services in the United States.		732

SRS Distribution Inc	SRS Distribution Inc 5900 South Lake Forest Drive, Suite 400 McKinney, TX 75070-2196	SRS Distribution, previous named SRS Roofing Supply, is a distributor of roofing products across the US.		3,517

Stars Group Holdings BV	Stars Group Holdings BV 200 Bay Street, Suite 3205 Toronto, ON, Canada M5J 2J3	The Stars Group Inc. engages in online gaming and betting businesses primarily in Europe, Australia, and the Americas.		521

Surgery Partners Holdings LLC	Surgery Partners Holdings LLC 40 Burton Hills Blvd, Suite 500 Nashville, TN 37215	Manages ambulatory surgical centers, surgical hospitals, and ancilliary services.		179

Team Health Inc	Team Health Inc 265 Brookview Centre Way, Suite 400 Knoxville, TN 37919	Provides outsourced healthcare professional staffing and administrative services to hospitals and other healthcare providers in the United States.		2,126

Vertiv Group Corp	Vertiv Group Corp 1000 Abernathy Road NE, Bldg 400, Ste 1700 Atlanta, GA 30328	Designer and manufacturer of power and climate products for datacenter, communications, and commercial customers.		5,021

Vivint Inc	Vivint Inc 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.		2,246

York Risk Services Group Inc	York Risk Services Group Inc One Upper Pond Road, Building F Parsippany, NJ 07054	York Risk Services Group, Inc. provides claims and risk management services in the United States and internationally.		8,346

	Name and Address of Portfolio Company		Asset Type	Percentage of Class Held(2)	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

All Systems Holding LLC, Common Stock	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	All Systems is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	Common Stock	0.0%		$39

Altavair NewCo, Private Equity	Altavair NewCo 22833 South East Black Nugget Road, Suite 110 Issaquah, WA 98029	Altavair L.P. is a principal investment firm specializing in aviation finance with a focus on acquiring, leasing, re-purposing, and selling commercial jet aircraft and engines along with purchase of specific types of used commercial aircraft and aircraft equipment including engines.	Private Equity	1.3%		315

ASG Technologies, Warrants	ASG Technologies 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management.	Warrants	0.1%		344

Australis Maritime, Private Equity	Australis Maritime 55 Brompton Road SW3 1DP London United Kingdom	Australis Maritime Finance was set up in order to provider various financing opportunities to the global maritime and shipping industry space. Australis will lend against a diversified shipping portfolio across bulkers, containerships, and tankers.	Private Equity	1.0%		104

Chisholm Oil & Gas Operating LLC, Series A Units	Chisholm Oil & Gas Operating LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Private exploration and production operator located in Tulsa, Oklahoma.	Common Stock	0.5%		75

CSafe Global, Common Stock	CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	Common Stock	0.0%		17

Empire Today LLC, Common Stock	Empire Today LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	Common Stock	0.0%		41

FullBeauty Brands Holdings Corp, Common Stock	FullBeauty Brands Holdings Corp 463 Fashion Avenue New York, NY 10018	FULLBEAUTY Brands, Inc. provides plus-size products for women and men.	Common Stock	0.1%		26

JSS Holdings Ltd, Net Profits Interest	JSS Holdings Ltd 180 North Stetson, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	Other Equity	0.1%		—

JW Aluminum Co, Common Stock	JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Common Stock	0.0%		—

JW Aluminum Co, Preferred Stock	JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Preferred Stock	2.7%		5,193

North Haven Cadence Buyer Inc, Common Stock	North Haven Cadence Buyer Inc 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	Common Stock	0.1%		208

Power Distribution Inc, Common Stock	Power Distribution Inc 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.	Common Stock	0.3%		231

SSC (Lux) Limited S.a r.l., Common Stock	SSC (Lux) Limited S.a r.l. 7 Rue Robert Stumper, L-2557 Luxembourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.	Common Stock	0.1%		227

Trace3 Inc, Common Stock	Trace3 Inc 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	Common Stock	0.1%		16

(1)	Amount is fully unfunded.

(2)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

DESCRIPTION OF CAPITAL STOCK OF FS INVESTMENT CORPORATION II

The following description is based on relevant portions of the MGCL and the FSIC II Charter and FSIC II Bylaws. This summary is not intended to be complete, and FSIC II refers you to the MGCL and the FSIC II Charter and FSIC II Bylaws, copies of which have been filed as exhibits to this joint proxy statement/prospectus, for a more detailed description of the provisions summarized below.

Capital Stock

The FSIC II Charter authorizes FSIC II to issue up to 500,000,000 shares of stock, of which 450,000,000 shares are classified as FSIC II Common Stock, par value $0.001 per share, and 50,000,000 shares are classified as preferred stock, par value $0.001 per share. A majority of the directors of the FSIC II Board, without any action by FSIC II’s stockholders, may amend the FSIC II Charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that FSIC II has authority to issue. There are no outstanding options or warrants to purchase FSIC II’s stock. No stock has been authorized for issuance under any equity compensation plans.

As of March 31, 2019, FSIC II had 66,734 stockholders of record, which does not include beneficial owners of shares of FSIC II Common Stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

The following are FSIC II’s outstanding classes of equity securities as of August 5, 2019:

Title of Class	Amount Authorized	Amount Held by FSIC II or for its Account	Amount Outstanding
Common Stock, par value $0.001 per share	450,000,000	—	326,445,320

The FSIC II Charter also contains a provision permitting the FSIC II Board to classify or reclassify any unissued shares of FSIC II Common Stock or preferred stock in one or more classes or series of FSIC II Common Stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the FSIC II Common Stock or preferred stock. FSIC II believes that the power to classify or reclassify unissued shares of capital stock and thereafter issue the classified or reclassified shares provides FSIC II with increased flexibility in structuring possible future financings and investments and in meeting other needs that might arise, such as the Recapitalization Transaction.

FSIC II Common Stock

Under the terms of the FSIC II Charter, all shares of FSIC II Common Stock have equal rights as to voting. Except as may be provided by the FSIC II Board in setting the terms of classified or reclassified stock, shares of FSIC II Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of FSIC II’s liquidation, dissolution or winding up, each share of FSIC II Common Stock would be entitled to share ratably in all of FSIC II’s assets that are legally available for distribution after FSIC II pays all debts and other liabilities and subject to any preferential rights of holders of FSIC II preferred stock, if any preferred stock is outstanding at such time. Each share of FSIC II Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the FSIC II Board in setting the terms of classified or reclassified stock, the holders of FSIC II Common Stock possess exclusive voting power. There is no cumulative voting. As permitted by the MGCL, the FSIC II Charter provides that the presence of stockholders entitled to cast one-third of the votes entitled to be cast at a meeting of stockholders will constitute a quorum.

Preferred Stock

Under the terms of the FSIC II Charter, the FSIC II Board is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The FSIC II Board has discretion to determine the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of each series of preferred stock.

Preferred stock may be issued with rights and preferences that would adversely affect the holders of FSIC II Common Stock. Preferred stock may also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to FSIC II’s Common Stock and before any purchase of FSIC II

Common Stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of FSIC II’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. FSIC II believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions.

FSIC II currently has no preferred stock issued or outstanding. Other than its consideration of the Recapitalization Transaction, the FSIC II Board has no present plans to issue shares of preferred stock, but it may do so at any time in the future without stockholder approval.

For any series of preferred stock that FSIC II may issue, the FSIC II Board will determine:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon FSIC II’s liquidation, dissolution or winding up of its affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on FSIC II’s ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on FSIC II’s ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that FSIC II may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by the FSIC II Board.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The FSIC II Charter contains a provision which limits directors’ and officers’ liability to FSIC II and FSIC II’s stockholders for money damages to the maximum extent permitted by Maryland law. In addition, FSIC II has obtained directors’ and officers’ liability insurance.

Under the MGCL, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that (i) the act or omission of the indemnified party was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the indemnified director actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the corporation’s board of directors or an agreement approved by the corporation’s board of directors to which the corporation is a party expressly provides otherwise.

The FSIC II Charter permits FSIC II to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual (a) who is a present or former director or officer of FSIC II and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) who, while a director or officer of FSIC II and at FSIC II’s request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law.

The FSIC II Charter provides that any provisions of the charter relating to limiting liability of directors and officers or to indemnifying directors and officers are subject to any applicable limitations in the 1940 Act.

The FSIC II Bylaws obligate FSIC II to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of FSIC II and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of FSIC II and at FSIC II’s request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act.

The FSIC II Charter and FSIC II Bylaws also permit FSIC II to provide such indemnification and advancement for expenses to a person who served a predecessor of FSIC II in any of the capacities described in (a) or (b) above and to any employee or agent of FSIC II or a predecessor of FSIC II. In accordance with the 1940 Act, FSIC II will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Provisions of the Maryland General Corporation Law and the FSIC II Charter and Bylaws

The MGCL and the FSIC II Charter and FSIC II Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire FSIC II by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of FSIC II to negotiate first with the FSIC II Board. FSIC II believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Board of Directors

Assuming approval of the FSIC II Listing Charter Amendment Proposals, the Second Articles will provide that the number of directors will be ten, and may be increased or decreased by the FSIC II Board in accordance with the FSIC II Bylaws. The FSIC II Bylaws provide that the number of directors may not be less than the minimum number required by the MGCL or more than twelve. The FSIC II Board is classified with each of the three classes having as close to the same number of directors as possible. Generally, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected for a three-year term and until their successors are duly elected and qualify. FSIC II’s directors may be elected to an unlimited number of successive terms.

The FSIC II Bylaws provide that a director shall be elected if such director receives a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present.

Except as may be provided by the FSIC II Board in setting the terms of any class or series of preferred stock, pursuant to an election in the FSIC II Charter as permitted by the MGCL, any and all vacancies on the FSIC II Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

By virtue of FSIC II’s election into MGCL § 3-804(a), subject to the rights, if any, of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to cast generally in the election of directors. Pursuant to the FSIC II Bylaws, any director may resign at any time by delivering his or her resignation to the FSIC II Board, the chairman of the FSIC II Board or the secretary, which resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

The FSIC II Board currently has a total of eleven members, nine of whom are independent directors. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. The FSIC II Charter provides that a majority of the FSIC II Board must consist of independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that action by holders of common stock of a Maryland corporation can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which the FSIC II Charter does not). These provisions, combined with the requirements of the FSIC II Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The FSIC II Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the FSIC II Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to FSIC II’s notice of the meeting, (b) by the FSIC II Board or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the FSIC II Bylaws. With respect to special meetings of stockholders, only the business specified in FSIC II’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the FSIC II Board at a special meeting may be made only (x) pursuant to FSIC II’s notice of the meeting, (y) by the FSIC II Board or (z) provided that the FSIC II Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the FSIC II Bylaws.

The purpose of requiring stockholders to give FSIC II advance notice of nominations and other business is to afford the FSIC II Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the FSIC II Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the FSIC II Bylaws do not give the FSIC II Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to FSIC II and FSIC II’s stockholders.

Exclusive Forum

The FSIC II Bylaws provide that, to the fullest extent permitted by law, unless FSIC II consents in writing to the selection of a different forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on FSIC II’s behalf, (b) any action asserting a claim of breach of any duty owed by any of FSIC II’s directors, officers or other employees to FSIC II or its stockholders, (c) any action asserting a claim against FSIC II or any of its directors, officers or other employees arising pursuant to any provision of the MGCL, or FSIC II Charter or FSIC II Bylaws or (d) any action asserting a claim against FSIC II or any of its directors, officers or other employees that is governed by the internal affairs doctrine.

Calling of Special Meetings of Stockholders

The FSIC II Bylaws provide that special meetings of stockholders may be called by the FSIC II Board and certain of FSIC II’s officers. In addition, the FSIC II Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by FSIC II’s secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

Stockholders’ Rights of Inspection.

Under the MGCL, a stockholder of a Maryland corporation may inspect and copy certain business records of the corporation, including the bylaws and minutes of the proceedings of the stockholders. In addition, persons who have been stockholders of record holding at least five percent of the outstanding stock of any class for at least six months may inspect certain books of account and the corporation’s stock ledger. Stockholders’ rights of inspection are subject to timing and procedural requirements set forth in the MGCL. Assuming that the FSIC II stockholders approve the FSIC II Listing Charter Amendment Proposals, the Second Articles will provide that a stockholder of FSIC II that is otherwise eligible to inspect certain documents of the corporation will not be entitled to make the inspection if the FSIC II Board determines that the stockholder has an improper purpose for requesting the inspection.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of entity, sell all or substantially all of its assets or engage in a share exchange, unless the transaction is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under the FSIC II Charter, provided that FSIC II’s directors then in office have approved and declared the action advisable and submitted such action to FSIC II’s stockholders, action that requires stockholder approval, including amending the FSIC II Charter, FSIC II’s dissolution, a merger, consolidation or a sale of all or substantially all of FSIC II’s assets must be approved by the affirmative vote of FSIC II’s stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, assuming that the FSIC II stockholders approve the FSIC II Listing Charter Amendment Proposals, the affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on the matter voting as a separate class, shall be required to effect any amendment to the FSIC II Charter to make FSIC II Common Stock a “redeemable security” or convert FSIC II, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), to cause FSIC II’s liquidation or dissolution or any amendment to the FSIC II Charter to effect any such liquidation or dissolution, or to amend certain charter provisions, provided that, if the Continuing Directors (as defined in the Second Articles), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the FSIC II Board, approve such amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter shall be required.

The FSIC II Bylaws provide that the FSIC II Board will have the exclusive power to make, alter, amend or repeal any provision of the FSIC II Bylaws.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, the FSIC II Charter provides that stockholders will not be entitled to exercise appraisal rights.

Distribution Policy

Subject to applicable legal restrictions and the sole discretion of the FSIC II Board, FSIC II currently declares cash distributions on a quarterly basis and pays regular cash distributions to its stockholders on a monthly basis. FSIC II will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of FSIC II Common Stock are issued to such stockholder. From time to time, FSIC II may also pay special interim distributions in the form of cash or shares of FSIC II Common Stock at the discretion of the FSIC II Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the FSIC II Board.

FSIC II may fund its cash distributions to stockholders from any sources of funds legally available to FSIC II, including proceeds from the sale of shares of FSIC II Common Stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to FSIC II on account of preferred and common equity investments in portfolio companies. FSIC II has not established limits on the amount of funds FSIC II may use from available sources to make distributions.

During certain periods, FSIC II’s distributions may exceed FSIC II’s earnings. As a result, it is possible that a portion of the distributions FSIC II makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from FSIC II’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to FSIC II’s stockholders subject to information reporting. See “Certain Material U.S. Federal Income Tax Consequences of the Mergers and the Recapitalization Transaction—U.S. Federal Income Taxation of an Investment in FSIC II Common Stock.”

FSIC II adopted an “opt out” distribution reinvestment plan, which provides for reinvestment of FSIC II’s distributions on behalf of FSIC II’s stockholders unless a stockholder elects to receive cash. As a result, if the FSIC II Board declares a cash distribution, then FSIC II’s stockholders who have not elected to “opt out” of FSIC II’s distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of FSIC II Common Stock rather than receiving the cash distribution.

Registered stockholders must notify FSIC II’s transfer agent in writing if they wish to “opt out” of FSIC II’s distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of FSIC II Common Stock.

Although distributions paid in the form of additional shares of FSIC II Common Stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in FSIC II’s distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “FSIC II Distribution Reinvestment Plan” for more information.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which FSIC II refers to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the corporation’s board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The corporation’s right to repurchase control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the corporation’s charter or bylaws. The FSIC II Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of FSIC II’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, FSIC II will amend its bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if the FSIC II Board determines that it would be in FSIC II’s best interests and if the staff of the SEC does not object to FSIC II’s determination that its being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Stockholder Liability

The MGCL provides that FSIC II stockholders are under no obligation to FSIC II or FSIC II’s creditors with respect to their shares other than the obligation to pay to FSIC II the full amount of the consideration for which their shares were issued.

Under the FSIC II Charter, FSIC II stockholders shall not be liable for any debt, claim, demand, judgment or obligation of any kind by reason of being a stockholder, nor shall any stockholder be subject to any personal liability by reason of being a stockholder.

Business Combinations

Under the MGCL, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. FSIC II refers to these provisions as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for his, her or its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The FSIC II Board has adopted a resolution that any business combination between FSIC II and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the FSIC II Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the FSIC II Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of FSIC II and increase the difficulty of consummating any offer.

Additional Provisions of the Maryland General Corporation Law

The MGCL provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board of directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. FSIC II is not prohibited from implementing any or all of the statute. The FSIC II Board has elected into the applicable statutory provisions, which provide that, except as may be provided by the board in setting the terms of any class of preferred stock, any vacancies on the board may be filled only by a majority of the directors then in office, even if less than a quorum, and a director elected to fill a vacancy will serve for the balance of the unexpired term.

Conflict with the 1940 Act

The FSIC II Bylaws provide that, if and to the extent that any provision of the MGCL, including the Maryland Control Share Acquisition Act (if FSIC II amends the FSIC II Bylaws to be subject to such act) and the MGCL, or any provision of the FSIC II Charter or FSIC II Bylaws conflicts with any mandatory provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Fall-Away Provisions

The FSIC II Charter also includes provisions required by the NASAA Omnibus Guidelines that will automatically fall away upon a Listing. These provisions include: (i) Section 4.7(b) regarding conflicts between the NASAA Omnibus Guidelines and the MGCL, (ii) Section 5.5 regarding deferred payments on account of the purchase price of FSIC II’s stock, (iii) Section 5.6 regarding dividends and distributions paid by FSIC II, (iv) Section 5.8 regarding suitability of stockholders, (v) Section 6.2 regarding approval of certain charter amendments, (vi) Sections 7.3(b) and 7.3(c) regarding limitations on indemnification, (vii) Article VIII regarding restrictions on FSIC II’s adviser, (viii) Article IX regarding FSIC II’s investment objectives and limitations, (ix) Article X regarding conflicts of interest, (x) Section 11.1 regarding stockholder voting rights, (xi) Section 11.2 regarding voting limitations on shares held by FSIC II’s adviser, directors and affiliates and (xii) Article XII regarding Roll-Up Transactions.

DESCRIPTION OF CAPITAL STOCK OF FS INVESTMENT CORPORATION III

The following description is based on relevant portions of the MGCL and the FSIC III Charter and FSIC III Bylaws. This summary is not intended to be complete, and FSIC III refers you to the MGCL and the FSIC III Charter and FSIC III Bylaws, copies of which have been filed as exhibits to this joint proxy statement/prospectus, for a more detailed description of the provisions summarized below.

Stock

FSIC III’s authorized stock consists of 600,000,000 shares of stock, par value $0.001 per share, of which 550,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. A majority of the FSIC III Board, without action by FSIC III’s stockholders, may amend the FSIC III Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that FSIC III has authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers limitations as to dividends, or terms or conditions of redemption of any issued and outstanding shares. There is currently no market for FSIC III Common Stock, and FSIC III does not expect that a market for FSIC III’s shares will develop in the foreseeable future. No shares of FSIC III Common Stock have been authorized for issuance under any equity compensation plans. Under Maryland law, FSIC III’s stockholders generally will not be personally liable for FSIC III’s debts or obligations.

Set forth below is a chart describing the classes of FSIC III’s securities outstanding as of August 5, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by FSIC III or for its Account	(4) Amount Outstanding Exclusive of Amount Under Column(3)
Common Stock	550,000,000	—	289,291,960

Common Stock

Under the terms of the FSIC III Charter, all shares of FSIC III Common Stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of FSIC III Common Stock if, as and when authorized by the FSIC III Board and declared by FSIC III out of funds legally available therefor. Except as may be provided by the FSIC III Board in setting the terms of classified or reclassified stock, shares of FSIC III’s common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, FSIC III’s shares of common stock are not subject to any mandatory redemption obligations by us. In the event of FSIC III’s liquidation, dissolution or winding up, each share of FSIC III Common Stock would be entitled to share ratably in all of FSIC III’s assets that are legally available for distribution after FSIC III pays all debts and other liabilities and subject to any preferential rights of holders of FSIC III’s preferred stock, if any preferred stock is outstanding at such time. Each share of FSIC III Common Stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the FSIC III Board in setting the terms of classified or reclassified stock, the holders of FSIC III Common Stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of FSIC III’s directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of the FSIC III Charter, the FSIC III Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. The FSIC III Board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The issuance of any preferred stock must be approved by a majority of FSIC III’s independent directors not otherwise interested in the transaction, who will have access, at FSIC III’s expense, to FSIC III’s legal counsel or to independent legal counsel.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to FSIC III Common Stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of FSIC III’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. FSIC III believes that the availability for issuance of preferred stock will provide FSIC III with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The FSIC III Charter contains a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which the FSIC III Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a benefit or profit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The FSIC III Charter and FSIC III Bylaws obligate FSIC III, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at FSIC III’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) FSIC III Advisor or any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, FSIC III will not indemnify certain persons for any liability to the extent that such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the NASAA, the FSIC III Charter prohibits it from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as FSIC III’s agent (which would include, without limitation, the Advisor and its affiliates) unless each of the following conditions are met: (1) FSIC III has determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in FSIC III’s best interest; (2) FSIC III has determined, in good faith, that the party seeking indemnification was acting or performing services on FSIC III’s behalf; (3) FSIC III has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is FSIC III Advisor, any of its affiliates, or any officer of FSIC III, the Advisor or an affiliate of the Advisor, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of FSIC III, the Advisor or an affiliate of the Advisor); and (4) such indemnification or agreement to hold harmless is recoverable only out of FSIC III’s net assets and not from FSIC III’s stockholders.

The investment advisory and administrative services agreement provides that the Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as FSIC III’s agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor or such other person, nor will the Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (1) the Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in FSIC III’s best interests; (2) the Advisor or such other person was acting on behalf of or performing services for FSIC III; (3) the liability or loss suffered was not the result of negligence or misconduct by the Advisor or such other person acting as FSIC III’s agent; and (4) the indemnification or agreement to hold the Advisor or such other person harmless for any loss or liability suffered by FSIC III is only recoverable out of FSIC III’s net assets and not from FSIC III’s stockholders. In accordance with the 1940 Act, FSIC III will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Provisions of the Maryland General Corporation Law and FSIC III’s Charter and Bylaws

The MGCL and the FSIC III Charter and FSIC III Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire FSIC III by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of FSIC III to negotiate first with the FSIC III Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, the FSIC III Bylaws provide that directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

The FSIC III Charter provides that the number of directors will be nine, and may be increased or decreased by the FSIC III Board in accordance with the FSIC III Bylaws. The FSIC III Board is classified with each of the three classes having as close to the same number of directors as possible. The FSIC III Bylaws provide that the number of directors may not be less than the minimum number required by the MGCL or more than twelve. Generally, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected for a three-year term and until their successors are duly elected and qualify. FSIC III’s directors may be elected to an unlimited number of successive terms.

The FSIC III Bylaws provide that a director shall be elected if such director receives a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present.

Except as may be provided by the FSIC III Board in setting the terms of any class or series of preferred stock, pursuant to an election in the FSIC III Charter as permitted by the MGCL, any and all vacancies on the FSIC III Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

By virtue of FSIC III’s election into MGCL § 3-804(a), subject to the rights, if any, of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to cast generally in the election of directors. Pursuant to the FSIC III Bylaws, any director may resign at any time by delivering his or her resignation to the FSIC II Board, the chairman of the FSIC III Board or the secretary, which resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

FSIC III has a total of eleven members of the FSIC III Board, nine of whom are independent directors. The FSIC III Charter provides that a majority of the FSIC III Board must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which FSIC III’s charter does not). These provisions, combined with the requirements of the FSIC III Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The FSIC III Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the FSIC III Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to FSIC III’s notice of the meeting, (b) by the FSIC III Board or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the FSIC III Bylaws. With respect to special meetings of stockholders, only the business specified in FSIC III’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the FSIC III Board at a special meeting may be made only (x) pursuant to FSIC III’s notice of the meeting, (y) by the FSIC III Board or (z) provided that the FSIC III Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the FSIC III Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the FSIC III Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the FSIC III Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the FSIC III Bylaws do not give the FSIC III Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and FSIC III’s stockholders.

Exclusive Forum

The FSIC III Bylaws provide that, to the fullest extent permitted by law, unless FSIC III consents in writing to the selection of a different forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on FSIC III’s behalf, (b) any action asserting a claim of breach of any duty owed by any of FSIC III’s directors, officers or other employees to FSIC III or its stockholders, (c) any action asserting a claim against FSIC III or any of its directors, officers or other employees arising pursuant to any provision of the MGCL, or FSIC III Charter or FSIC III Bylaws or (d) any action asserting a claim against FSIC III or any of FSIC III’s directors, officers or other employees that is governed by the internal affairs doctrine.

Calling of Annual Meetings of Stockholders

The FSIC III Bylaws provide that special meetings of stockholders may be called by the FSIC III Board and certain of FSIC III’s officers. In addition, the FSIC III Charter and FSIC III Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under FSIC III’s charter, provided that FSIC III’s directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including FSIC III’s dissolution, a merger or a sale of all or substantially all of FSIC III’s assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to FSIC III’s charter to make FSIC III’s common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

The FSIC III Charter and FSIC III Bylaws provide that the FSIC III Board will have the exclusive power to make, alter, amend or repeal any provision of the FSIC III Charter and FSIC III Bylaws.

The FSIC III Charter provides that upon a vote by a majority of FSIC III’s stockholders, FSIC III’s stockholders may, without the necessity for concurrence by the Advisor, direct that FSIC III:

•	amend the investment advisory and administrative services agreement and the FSIC III charter;

•	remove FSIC III Advisor and elect a new investment adviser;

•	dissolve FSIC III; or

•	approve or disapprove the sale of all or substantially all of FSIC III’s assets when such sale is to be made other than in the ordinary course of business.

Without the approval of a majority of FSIC III’s stockholders, the Advisor may not:

•	amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of FSIC III’s stockholders;

•	voluntarily withdraw as FSIC III’s investment adviser unless such withdrawal would not affect FSIC III’s tax status and would not materially adversely affect FSIC III’s stockholders;

•	appoint a new investment adviser;

•	sell all or substantially all of FSIC III’s assets; and

•	approve a merger or any other reorganization of FSIC III.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the MGCL, and similar rights in connection with a proposed roll-up transaction, FSIC III’s charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which FSIC IV refers to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in the bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The FSIC III Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of FSIC III’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, FSIC III will amend its bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if the FSIC III Board determines that it would be in FSIC III’s best interests and if the staff of the SEC does not object to FSIC III’s determination that FSIC III’s being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which FSIC III refers to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the FSIC III Board approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the FSIC III Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the FSIC III Board of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the FSIC III Board before the time that the interested stockholder becomes an interested stockholder. The FSIC III Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the FSIC III Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the FSIC III Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the FSIC III Board may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the FSIC III Board may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to FSIC III’s charter, FSIC III has elected to be subject to a specific provision of the statute such that, at all times that FSIC III is eligible to make that election, all vacancies on the FSIC III Board resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by FSIC III’s board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by the FSIC III Charter and FSIC III Bylaws, the law would permit the FSIC III Board to override further changes to FSIC III Charter or FSIC III Bylaws.

Conflict with 1940 Act

The FSIC III Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if FSIC III amends the FSIC III Bylaws to be subject to such Act) and the Business Combination Act, or any provision of the FSIC III Charter or FSIC III Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, FSIC III will distribute its quarterly report on Form 10-Q to all stockholders of record and to the state securities administrator in each state in which FSIC III offers or sells securities. In addition, FSIC III will distribute FSIC III’s annual report on Form 10-K to all stockholders and to the state securities administrator in each state in which FSIC III offers or sells securities within 120 days after the end of each fiscal year. These reports will also be available on FSIC III’s website at www.fsinvestments.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such reports.

On a quarterly basis, FSIC III will send information to all stockholders of record regarding the sources of distributions paid to FSIC III’s stockholders in such quarter.

Subject to availability, you may authorize FSIC III to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending FSIC III instructions in writing in a form acceptable to FSIC III to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While FSIC III imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on FSIC III’s website. You may access and print all documents provided through this service. As documents become available, FSIC III will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If FSIC III’s e-mail notification is returned to us as “undeliverable,” FSIC III will contact you to obtain your updated e-mail address. If FSIC III is unable to obtain a valid e-mail address for you, FSIC III will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and FSIC III will resume sending you a paper copy of all required documents. However, in order for FSIC III to be properly notified, your revocation must be given to FSIC III a reasonable time before electronic delivery has commenced. FSIC III will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Listing

Notwithstanding the foregoing, the FSIC III Charter provides that, if there is a listing of FSIC III Common Stock on a national securities exchange, FSIC III’s directors will be classified and could be removed only for cause and only by the vote of at least two-thirds of the votes entitled to be cast. In addition, FSIC III’s charter provides that, after a listing, the liquidation or dissolution of the company and amendments to FSIC III’s charter to make FSIC III’s common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least eighty percent of the votes entitled to be cast on the matter.

DESCRIPTION OF CAPITAL STOCK OF CORPORATE CAPITAL TRUST II

The following description is based on relevant portions of the Delaware Statutory Trust Act, the DGCL and on CCT II’s Declaration of Trust and CCT II’s bylaws. This summary is not intended to be complete and CCT II refers you to the Delaware Statutory Trust Act as well as CCT II’s Declaration of Trust and CCT II’s bylaws, copies of which have been filed as exhibits to this joint proxy statement/prospectus is a part, for a more detailed description of the provisions summarized below.

Outstanding Securities

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by CCT II or for its Account	(4) Amount Outstanding Exclusive of Amount Shown under (3) as of August 5, 2019
Common	1,000,000,000	—	12,209,073
Preferred	100,000,000	—	—

Capital Stock

CCT II’s authorized shares of capital stock consist of 1,100,000,000 shares of beneficial interest, par value $0.001 per share, of which 1,000,000,000 shares are classified as common shares and 100,000,000 are classified as preferred shares. There is currently no market for CCT II’s shares of common stock, and CCT II does not expect that a market for CCT II Common Stock will develop in the foreseeable future. No shares of common stock have been authorized for issuance under any equity compensation plans. Under Delaware law, CCT II’s shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the DGCL and therefore generally are not personally liable for CCT II’s debts or obligations.

Shares of Common Stock

Under the terms of CCT II’s declaration of trust all shares of CCT II Common Stock when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of shares of CCT II Common Stock if, as and when authorized by the CCT II Board and declared by CCT II out of funds legally available therefor. Except as may be provided by the CCT II Board in setting the terms of classified or reclassified shares or as may otherwise be provided by contract approved by the CCT II Board, shares of common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, shares of CCT II Common Stock are not subject to any mandatory redemption obligations by us. In the event of CCT II’s liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of CCT II’s assets that are legally available for distribution after CCT II pays or makes reasonable provision for the payment of all claims and obligations and subject to any preferential rights of holders of CCT II’s shares of preferred stock, if any shares of preferred stock are outstanding at such time. Subject to certain exceptions in CCT II’s declaration of trust with respect to class voting, each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of trustees. Except as may be provided by the DGCL, the Statutory Trust Act or by CCT II’s board of trustees in setting the terms of shares of preferred stock or classified or reclassified shares, the holders of CCT II’s shares of common stock possess exclusive voting power. The CCT II Bylaws provide for a plurality voting standard for the election of trustees. Under this voting standard, once a quorum has been established, the nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as trustees to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Votes withheld shall have no legal effect.

Shares of Preferred Stock

Under the terms of CCT II’s declaration of trust, the CCT II Board is authorized to create one or more classes or series of preferred stock without shareholder approval. The CCT II Board has discretion to determine the rights, preferences, covenants, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each class or series of shares of preferred stock and such preferred stock could have voting rights and conversion rights which could adversely affect the voting power of holders of shares of common stock. In the event CCT II issues preferred stock, CCT II will supplement its disclosure accordingly. CCT II will not offer preferred stock to CCT II’s advisers or their affiliates except on the same terms as offered to all other shareholders unless otherwise approved by a majority of the CCT II Independent Trustees who have access, at CCT II’s expense, to independent counsel.

Shares of preferred stock could be issued with rights and preferences that would adversely affect the holders of shares of common stock. Shares of preferred stock could also be used as an anti-takeover device. Every issuance of shares of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to shares of CCT II Common Stock and before any purchase of shares of common stock is made, the aggregate involuntary liquidation preference of such shares of preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of CCT II’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two trustees at all times and to elect a majority of trustees if distributions on such shares of preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding shares of preferred stock. CCT II believes that the availability for issuance of shares of preferred stock provides CCT II with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The CCT II Charter provides that, to the fullest extent permitted by law and subject to any limitation set forth under federal securities laws or in the CCT II Charter, CCT II’s trustees and officers will not be liable to CCT II or CCT II’s shareholders for money damages. In accordance with the 1940 Act, CCT II will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to the CCT II Charter and subject to certain exceptions described therein, CCT II will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former trustee or officer of CCT II and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a trustee or officer of CCT II and at the request of CCT II, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”). Notwithstanding the foregoing, CCT II will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made.

CCT II will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Indemnitee determines in good faith that the course of conduct that caused the loss or liability was in the best interest of CCT II, (ii) the Indemnitee was acting on behalf of or performing services for CCT II, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a trustee (other than an independent trustee) or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of CCT II and not from the shareholders.

In addition, Delaware law permits a trust to advance reasonable expenses to a trustee or officer, and CCT II will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of CCT II, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of CCT II acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon CT II’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by CCT II and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by CCT II if it is ultimately determined that the standard of conduct was not met.

CCT II’s insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that CCT II’s present or former trustees or officers have performed for another entity at CCT II’s request. There is no assurance that such entities will in fact carry such insurance. However, CCT II notes that it does not expect to request CCT II’s present or former trustees or officers to serve another entity as a trustee, officer, partner or trustee unless CCT II can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the CCT II Charter

The CCT II Charter contains provisions that could make it more difficult for a potential acquirer to acquire CCT II by means of a tender offer, proxy contest or otherwise. The CCT II Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including shares of preferred stock; the CCT II Board may, without shareholder action, amend the CCT II Charter to increase the number of shares of CCT II Common Stock, of any class or series, that CCT II will have authority to issue; and the CCT II Charter provides that, upon and following the occurrence of a listing of any class of CCT II’s shares on a national securities exchange, the CCT II Board will be divided into three classes of trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the CCT II Board. CCT II believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to CCT II

The CCT II Charter provides that, except as otherwise permitted under the 1940 Act, CCT II may not purchase or lease assets in which CCT II’s adviser or any of their affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to CCT II and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, CCT II’s adviser may purchase assets in their own names (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to CCT II’s advisers; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to CCT II; and (iii) there are no other benefits arising out of such transaction to CCT II’s advisers.

Sales and Leases to CCT II’s Advisers, Trustees or Affiliates

The CCT II Charter provides that CCT II may not sell assets to CCT II’s adviser or any affiliate unless such sale is approved by the holders of a majority of CCT II’s outstanding voting securities. The CCT II Charter also provides that CCT II may not lease assets to CCT II’s adviser or any trustee or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to CCT II.

Loans

The CCT II Charter provides that, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by CCT II to CCT II’s adviser or any of affiliate thereof.

Commissions on Financing, Refinancing or Reinvestment

The CCT II Charter provides that CCT II generally may not pay, directly or indirectly, a commission or fee to CCT II’s adviser or any of affiliate thereof (except as otherwise provided in the CCT II Charter) in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the refinancing of assets.

Lending Practices

The CCT II Charter provides that, with respect to financing made available to CCT II by its adviser, such adviser may not receive interest in excess of the lesser of such adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. An adviser may not impose a prepayment charge or penalty in connection with such financing and such adviser may not receive points or other financing charges. In addition, an adviser will be prohibited from providing financing to CCT II with a term in excess of 12 months.

Election of Trustees

As set forth in CCT II’s bylaws, CCT II’s trustees will be elected by a plurality of all votes cast by holders of the outstanding shares of common stock entitled to vote at a meeting at which a quorum is present. Each share may be voted for as many individuals as there are trustees to be elected and for whose election the share is entitled to be voted.

Number of Trustees; Vacancies; Removal

The CCT II Charter provides that the number of trustees is five, which number may be increased or decreased from time to time only by the Trustees pursuant to the Bylaws, but shall never be less than three, except in certain circumstances pending elections. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by the CCT II Board in setting the terms of any class or series of shares of preferred stock, pursuant to an election under the CCT II Charter, any and all vacancies on the CCT II Board may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent trustees will nominate replacements for any vacancies among the independent trustees’ positions.

The CCT II Charter provides that a trustee may be removed only for “cause” (as defined in the CCT II Charter) by the affirmative vote of at least two-thirds of the shares of common stock entitled to be cast generally in the election of trustees.

CCT II has a total of five members of the CCT II Board, three of whom are independent trustees. The CCT II Charter provides that a majority of the CCT II Board must be independent trustees except for a period of up to 60 days after the death, removal or resignation of an independent trustee pending the election of his or her successor. Prior to the occurrence of a listing of any class of CCT II’s shares on a national securities exchange, if any, each trustee will hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. Upon and following the occurrence of a listing of any class of CCT II’s shares on a national securities exchange, the CCT II Board will be divided into three classes of trustees serving staggered terms of three years each.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

The CCT II bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the CCT II Board and the proposal of business to be considered by shareholders may be made only (a) pursuant to CCT II’s notice of the meeting, (b) by the CCT II Board or (c) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the CCT II Charter. With respect to special meetings of shareholders, only the business specified in CCT II’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the CCT II Board at a special meeting may be made only (x) pursuant to CCT II’s notice of the meeting, (y) by CCT II’s board of trustees or (z) provided that CCT II’s board of trustees has determined that trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the CCT II Charter.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the CCT II Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the CCT II Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although the CCT II Charter does not give the CCT II Board any power to disapprove shareholder nominations for the election of trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to CCT II and CCT II’s shareholders.

Calling of Annual Meetings of Shareholders

The CCT II Charter provides that special meetings of shareholders may be called by the CCT II Board, a majority of the CCT II Independent Trustees, and certain of CCT II’s officers. In addition, the CCT II Charter provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of CCT II upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. Any special meeting called by such shareholders is required to be held not more than 90 days after the record date of special meeting.

Approval of Extraordinary Trust Action; Amendment of Declaration of Trust

The CCT II Charter provides that the CCT II Board has the exclusive power to adopt, alter or repeal any provision of CCT II’s bylaws and to make new bylaws. However, any amendment to CCT II’s bylaws and any addition of new bylaws that adversely affects the rights of CCT II’s shareholders must be approved by the holders of more than 50% of the outstanding shares entitled to vote on the matter.

The CCT II Charter also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the declaration of trust, the following actions may be taken by the shareholders, without concurrence by the CCT II Board, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote on the matters; and, if CCT II seeks to take any of the following actions, such action will require the affirmative vote of holders of 50% of the outstanding shares entitled to vote thereon:

•	modify the declaration of trust;

•	appoint a new investment adviser; or

•	sell all or substantially all of CCT II’s assets other than in the ordinary course of business.

Except as described above and for certain provisions of the CCT II Charter relating to shareholder voting and the removal of trustees, the CCT II Charter provides that the CCT II Board may amend the CCT II Charter without any vote of CCT II’s shareholders.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares of common stock, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The CCT II Charter provides that, except as may be provided by the board of trustees in setting the terms of any class or series of shares, holders of CCT II’s shares are not entitled to exercise appraisal rights.

Delaware Business Combination Statute

Pursuant to the CCT II Charter, CCT II has elected to be governed by Section 203 of the DGCL, which, in general, prohibits a business combination between a corporation and an interested shareholder within three years of the time such shareholder became an interested shareholder, unless:

•	prior to such time, the board of trustees of the corporation approved either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder;

•

upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive (for the purposes of determining the voting stock outstanding) of shares owned by trustees who are also officers and by certain employee stock plans; or

•

at or subsequent to such time, the business combination is approved by the board of trustees and authorized by the affirmative vote at a shareholders’ meeting (and not by written consent) of at least 66.33% of the outstanding voting stock that is not owned by the interested shareholder.

The term “business combination” is defined in Section 203 of the DGCL to include, among other transactions between an interested shareholder and a corporation or any direct or indirect majority owned subsidiary thereof: a merger or consolidation; a sale, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that result in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or any stock of such subsidiary to the interested shareholder; certain transactions that would increase the interested shareholder’s proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested shareholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, pursuant to Section 203 of the DGCL, an “interested shareholder” is any person who is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the determination date, and the affiliates and associates of such persons. The term “owner” is broadly defined to include any person that individually or with or through such person’s affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of options or other convertible securities or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

Conflict with 1940 Act

The CCT II Charter provides that if and to the extent that any provision of the Delaware Statutory Trust Act, the DGCL or any provision of the CCT II Charter conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Shareholders

You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, on CCT II’s website at www.fsinvestments.com/investments/funds/corporate-capital-trust-ii and intends to make all of CCT II’s annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through CCT II’s website. Information contained on CCT II’s website is not incorporated into this joint proxy statement/prospectus, and you should not consider information on CCT II’s website to be part of this joint proxy statement/prospectus. You may also obtain such information by contacting CCT II in writing at Shareholder Services, Corporate Capital Trust II, 201 Rouse Boulevard, Philadelphia, PA 19112. The SEC maintains a website that contains reports, proxy and information statements and other information CCT II files with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Within 45 days after the end of each fiscal quarter, CCT II is required to file CCT II’s quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, CCT II is required to file CCT II’s annual report on Form 10-K and then intends to provide a copy of CCT II’s annual report on Form 10-K to all shareholders of record as of the end of each fiscal year shortly after filing it with the SEC. We will also file with or submit to the SEC current reports on Form 8-K, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, on the SEC’s website at www.sec.gov. CCT II maintains a website at www.fsinvestments.com/investments/funds/corporate-capital-trust-ii and intend to make all of CCT II’s annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through CCT II’s website. Information contained on CCT II’s website is not incorporated into this joint proxy statement/prospectus, and you should not consider information on CCT II’s website to be part of this joint proxy statement/prospectus. You may also obtain such information by contacting us in writing at Shareholder Services, Corporate Capital Trust II, 201 Rouse Boulevard, Philadelphia, PA 19112. The SEC maintains a website that contains reports, proxy and information statements and other information CCT II files with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

In connection with each distribution payment, CCT II, or CCT II’s designated agent, will send information to all shareholders of record regarding the sources of distributions if the source of such distribution is from sources other than current or prior period earnings, not including realized capital gains.

Subject to availability, you may authorize CCT II to provide prospectuses, prospectus supplements, annual reports and other information, or collectively documents, electronically by so indicating on CCT II’s subscription agreement, or by sending CCT II instructions in writing in a form acceptable to CCT II to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While CCT II imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on CCT II’s website. You may access and print all documents provided through this service. As documents become available, CCT II will notify you of this by sending you an email message that will include instructions on how to retrieve the document. If CCT II’s email notification is returned to CCT II as “undeliverable,” CCT II will contact you to obtain your updated email address. If CCT II is unable to obtain a valid email address for you, CCT II will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and CCT II will resume sending you a paper copy of all required documents. However, in order for CCT II to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. CCT II will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

As provided by the DGCL, CCT II’s shareholders, upon a written demand stating a proper purpose, have the right during usual hours for business to inspect for any proper purpose and to make copies and extracts from, CCT II’s share ledger, a list of shareholders and its other books and records. CCT II maintains an alphabetical list of the names, addresses and telephone numbers of CCT II’s shareholders, along with the number of shares of common stock held by each of them, as part of CCT II’s books and records that are available for inspection by any shareholder at CCT II’s office. CCT II updates the shareholder list at least monthly to reflect changes in the information contained therein, including substituted investors. A copy of the shareholder list will be mailed to any shareholder requesting the shareholder list within ten days of the request. CCT II may impose a reasonable charge for expenses incurred in reproduction of the shareholder list pursuant to the shareholder’s request. In addition to the foregoing, Rule 14a-7 promulgated under the Exchange Act provides that, upon the request of a shareholder and the payment of the expenses of the distribution, CCT II is required to distribute specific materials to shareholders in the context of the solicitation of proxies for voting on matters presented to shareholders or provide requesting shareholders with a copy of the list of shareholders so that the requesting shareholders may make the distribution of proxies themselves. If a proper request for the shareholder list is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and CCT II may require a requesting shareholder to represent that it will not, secure the shareholder list or any other information for any commercial purpose not related to the requesting shareholder’s interest in CCT II’s affairs. CCT II may also require that such shareholder sign a confidentiality agreement in connection with the request.

Transfer Agent

DST Systems, Inc. is CCT II’s transfer agent, processing agent, reinvestment agent, paying agent and registrar. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Suite 219001, Kansas City, MO 64105 and its telephone number is 866-650-0650.

Custodian

CCT II’s securities are held under a custodian agreement between CCT II and State Street Bank and Trust Company. The address of the custodian is One Lincoln Street, Boston, MA 02111 and its telephone number is 617-786-3000.

DESCRIPTION OF CAPITAL STOCK OF FS INVESTMENT CORPORATION IV

Stock

FSIC IV’s authorized stock consists of 1,150,000,000 shares of stock, par value $0.001 per share, of which 1,100,000,000 shares are common stock, 250,000,000 of which are classified as Class A common stock, 250,000,000 of which are classified as Class D common stock, 250,000,000 of which are classified as Class T common stock and 350,000,000 of which are classified as Class I common stock, and 50,000,000 shares are preferred stock. The FSIC IV Charter permits the FSIC IV Board by resolution to classify or reclassify any unissued shares of FSIC IV stock into one or more classes or series by setting or changing the preferences, conversion or other rights, voting powers, limitations as to dividends, or terms or conditions of redemption of each class or series of stock. A majority of the FSIC IV Board, without action by FSIC IV stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that FSIC IV has authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers, limitations as to dividends, or terms or conditions of redemption of any issued and outstanding shares. There is currently no market for FSIC IV common stock, and FSIC IV does not expect that a market for FSIC IV shares will develop in the foreseeable future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, FSIC IV stockholders generally will not be personally liable for FSIC IV’s debts or obligations.

Set forth below is a chart describing the classes of FSIC IV’s securities outstanding as of August 5, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by FSIC IV or for FSIC IV’s Account	(4) Amount Outstanding Exclusive of Amount Under Column(3)
Common Stock	1,100,000,000	—
Class A	250,000,000	—	—
Class D	250,000,000	—	—
Class T	250,000,000	—	31,497,433
Class I	350,000,000	—	—

Common Stock

Under the terms of the FSIC IV Charter, all shares of FSIC IV Common Stock, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of FSIC IV Class A, Class D, Class T and Class I common stock (which shall be done pro rata among the stockholders of shares of a specific class) at the same time and in different per share amounts on such Class A, Class D, Class T and Class I common stock if, as and when authorized by the FSIC IV Board and declared by FSIC IV out of funds legally available therefor. Each class of common stock shall represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other class of common stock except for such differences as are clearly and expressly set forth in FSIC IV’s charter and as described in “Share Class Specifications.” Except as may be provided by the FSIC IV Board in setting terms of classified or reclassified stock, or as described in “Share Class Specifications,” shares of FSIC IV Common Stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, shares of FSIC IV Common Stock are not subject to any mandatory redemption obligations by FSIC IV. In the event of FSIC IV’s liquidation, dissolution or winding up, each share of a class of common stock would be entitled to be paid, out of the assets of FSIC IV that are legally available for distribution to FSIC IV’s stockholders after it pays or makes reasonable provision for the payment of all claims and obligations and subject to any preferential rights of holders of FSIC IV preferred stock, if any preferred stock is outstanding at such time, a liquidation payment equal to the NAV per share of such class; provided, however, that if the available assets of FSIC IV are insufficient to pay in full the above described liquidation payment, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of each class of common stock ratably in the same proportion as the respective amounts that would be payable on such shares of each class of common stock if all amounts payable thereon were paid in full. Class A, Class D, Class T and Class I common stock will vote together as a single class, and each share is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors, and subject to the express terms of any class or series of preferred stock, holders of common stock shall have the exclusive right to vote on all matters as to which a stockholder is entitled to vote pursuant to applicable law at all meetings of stockholders provided, however, that the holders of a class of common stock will have (i) exclusive voting rights on a charter amendment that would alter only the contract rights, as expressly set forth in the FSIC IV Charter, of the specified class of common stock and (ii) voting rights as set forth in Rule 18f-3(a)(2)-(3) promulgated under the 1940 Act. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of FSIC IV directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of the FSIC IV Charter, the FSIC IV Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. The FSIC IV Board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. Unless the FSIC IV Board determines otherwise or the express terms of a class or series of preferred stock provides otherwise, the holders of a class or series of preferred stock will have exclusive voting rights on a charter amendment that would alter only the contract rights, as expressly set forth in FSIC IV’s charter, of the specified class or series of preferred stock. The issuance of any preferred stock must be approved by a majority of the FSIC IV independent directors not otherwise interested in the transaction, who will have access, at FSIC IV’s expense, to FSIC IV’s legal counsel or to independent legal counsel.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to FSIC IV Common Stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of FSIC IV’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. FSIC IV believes that the availability for issuance of preferred stock will provide FSIC IV with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The FSIC IV Charter contains a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which the FSIC IV Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a benefit or profit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The FSIC IV Charter and bylaws obligate FSIC IV, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at FSIC IV’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) the Advisor or any of its affiliates acting as an agent for FSIC IV, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, FSIC IV will not indemnify certain persons for any liability to the extent that such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by NASAA, the FSIC IV Charter prohibits FSIC IV from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as FSIC IV’s agent (which would include, without limitation, the Advisor and its affiliates) unless each of the following conditions are met: (1) FSIC IV has determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in FSIC IV’s best interest; (2) FSIC IV has determined, in good faith, that the party seeking indemnification was acting or performing services on FSIC IV’s behalf; (3) FSIC IV has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is the Advisor, any of its affiliates, or any officer of FSIC IV, the Advisor or an affiliate of the Advisor, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of FSIC IV, the Advisor or an affiliate of the Advisor); and (4) such indemnification or agreement to hold harmless is recoverable only out of FSIC IV’s net assets and not from its stockholders.

The FSIC IV Investment Advisory Agreement provides that the Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as FSIC IV’s agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor or such other person, nor will the Advisor or such other person be held harmless for any loss or liability suffered by FSIC IV, unless: (1) the Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in FSIC IV’s best interests; (2) the Advisor or such other person was acting on behalf of or performing services for FSIC IV; (3) the liability or loss suffered was not the result of negligence or misconduct by the Advisor or such other person acting as FSIC IV’s agent; and (4) the indemnification or agreement to hold the Advisor or such other person harmless for any loss or liability suffered by FSIC IV is only recoverable out of FSIC IV’s net assets and not from its stockholders. In accordance with the 1940 Act, FSIC IV will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Provisions of the Maryland General Corporation Law and the FSIC IV Charter and Bylaws

The MGCL and the FSIC IV Charter and FSIC IV Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire FSIC IV by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of FSIC IV to negotiate first with the FSIC IV Board. FSIC IV believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, FSIC IV’s directors will be elected by a plurality of all votes cast by holders of the outstanding shares of common stock, voting as a single class, entitled to vote at a stockholder meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

The FSIC IV Charter provides that the number of directors will be nine, and may be increased or decreased by the FSIC II Board in accordance with the FSIC IV Bylaws. The FSIC IV Board is classified with each of the three classes having as close to the same number of directors as possible. The FSIC IV Bylaws provide that the number of directors may not be less than the minimum number required by the MGCL or more than twelve. Generally, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected for a three-year term and until their successors are duly elected and qualify. FSIC IV’s directors may be elected to an unlimited number of successive terms.

The FSIC IV Bylaws provide that a director shall be elected if such director receives a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present.

Except as may be provided by the FSIC IV Board in setting the terms of any class or series of preferred stock, pursuant to an election in the FSIC IV Charter as permitted by the MGCL, any and all vacancies on the FSIC IV Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

By virtue of FSIC IV’s election into MGCL § 3-804(a), subject to the rights, if any, of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to cast generally in the election of directors. Pursuant to the FSIC IV Bylaws, any director may resign at any time by delivering his or her resignation to the FSIC IV Board, the chairman of the FSIC IV Board or the secretary, which resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

FSIC IV has a total of eleven members of the FSIC IV Board, nine of whom are independent directors. The FSIC IV Charter provides that a majority of the FSIC IV Board must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which FSIC IV’s charter does not). These provisions, combined with the requirements of FSIC IV’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

FSIC IV’s bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the FSIC IV Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to FSIC IV’s notice of the meeting or supplement thereto, (b) by or at the direction of the FSIC IV Board or (c) by a stockholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in FSIC IV’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the FSIC IV Board at a special meeting may be made only (x) pursuant to FSIC IV’s notice of the meeting, (y) by or at the direction of the FSIC IV Board or (z) provided that the FSIC IV Board has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give FSIC IV advance notice of nominations and other business is to afford the FSIC IV Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the FSIC IV Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although FSIC IV’s bylaws do not give the FSIC IV Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to FSIC IV and its stockholders.

Exclusive Forum

The FSIC IV Bylaws provide that, to the fullest extent permitted by law, unless FSIC IV consents in writing to the selection of a different forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on FSIC IV’s behalf, (b) any action asserting a claim of breach of any duty owed by any of FSIC IV’s directors, officers or other employees to FSIC IV or its stockholders, (c) any action asserting a claim against FSIC IV or any of its directors, officers or other employees arising pursuant to any provision of the MGCL, or FSIC IV Charter or FSIC IV Bylaws or (d) any action asserting a claim against FSIC IV or any of its directors, officers or other employees that is governed by the internal affairs doctrine.

Calling of Annual Meetings of Stockholders

FSIC IV’s bylaws provide that special meetings of stockholders may be called by the FSIC IV Board and certain of its officers. In addition, the FSIC IV Charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. Any special meeting called by such stockholders shall be held (i) not more than 90 days after the record date for such meeting and (ii) not less than 15 days nor more than 60 days after the secretary gives notice of such meeting to stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter voting together as a single class. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under the FSIC IV Charter, provided that FSIC IV’s directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including FSIC IV’s dissolution, a merger or a sale of all or substantially all of FSIC IV’s assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter voting together as a single class. Notwithstanding the foregoing, amendments to the FSIC IV Charter to make FSIC IV’s common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of holders of FSIC IV Common Stock entitled to cast at least two-thirds of the votes entitled to be cast on the matter, with common stock and each class or series of preferred stock that is entitled to vote on a matter voting as a separate class. In addition, as permitted by Maryland law, the FSIC IV Charter provides that a majority of the FSIC IV Board, without action by FSIC IV’s stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that FSIC IV has authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers, limitations as to dividends, or terms or conditions of redemption of any issued and outstanding shares.

The FSIC IV Charter and bylaws provide that the FSIC IV Board will have the exclusive power to make, alter, amend or repeal any provision of FSIC IV’s bylaws.

The FSIC IV Charter provides that upon a vote by a majority of FSIC IV’s stockholders voting together as a single class, FSIC IV’s stockholders may, without the necessity of any concurrence by FSIC IV Advisor, direct that FSIC IV:

•	amend the investment advisory and administrative services agreement;

•	remove the Advisor and elect a new investment adviser;

•	dissolve FSIC IV; or

•	approve or disapprove the sale of all or substantially all of FSIC IV’s assets when such sale is to be made other than in the ordinary course of business.

Without the approval of a majority of FSIC IV’s stockholders voting together as a single class, the Advisor may not:

•	amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of FSIC IV’s stockholders;

•	voluntarily withdraw as FSIC IV’s investment adviser unless such withdrawal would not affect FSIC IV’s tax status and would not materially adversely affect FSIC IV’s stockholders;

•	appoint a new investment adviser;

•	sell all or substantially all of FSIC IV’s assets; and

•	approve a merger or any other reorganization of FSIC IV.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the MGCL, and similar rights in connection with a proposed roll-up transaction, the FSIC IV Charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which FSIC IV refers to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in FSIC IV’s bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. FSIC IV’s bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of FSIC IV’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, FSIC IV will amend FSIC IV’s bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if the FSIC IV Board determines that it would be in FSIC IV’s best interests and if the staff of the SEC does not object to FSIC IV’s determination that FSIC IV being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which FSIC IV refers to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the FSIC IV Board approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the FSIC IV Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by FSIC IV’s board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the FSIC IV Board before the time that the interested stockholder becomes an interested stockholder. The FSIC IV Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the FSIC IV Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the FSIC IV Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, FSIC IV’s board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the FSIC IV Board may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. FSIC IV is not prohibited from implementing any or all of the statute.

Pursuant to the FSIC IV Charter, FSIC IV has elected to be subject to a specific provision of the statute such that, at all times that FSIC IV is eligible to make that election, all vacancies on the FSIC IV Board resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by the FSIC IV Board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board. Notwithstanding the foregoing sentence, if there are independent directors on the board of directors, vacancies among the independent directors’ positions on the board of directors may be filled only by individuals who are nominated by the affirmative vote of a majority of the remaining independent directors in office. While certain other of the provisions available for election under the statute are already contemplated by FSIC IV’s charter and bylaws, the law would permit the FSIC IV Board to override further changes to the charter or bylaws.

Conflict with 1940 Act

FSIC IV’s bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if FSIC IV amends its bylaws to be subject to such Act) and the Business Combination Act, or any provision of the FSIC IV Charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, FSIC IV will distribute its quarterly report on Form 10-Q to all stockholders of record and to the securities administrator in each jurisdiction in which FSIC IV offers or sells securities. In addition, FSIC IV will distribute its annual report on Form 10-K to all stockholders of record and to the securities administrator in each jurisdiction in which FSIC IV offers or sells securities within 120 days after the end of each fiscal year. These reports will also be available on FSIC IV’s website at www.fsinvestments.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this joint proxy statement/prospectus or the registration statement of which this prospectus is a part, unless the prospectus or registration statement is specifically amended or supplemented to include such reports.

On a quarterly basis, FSIC IV will send information to all stockholders of record regarding the sources of distributions paid to FSIC IV’s stockholders in such quarter.

Subject to availability, you may authorize FSIC IV to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending FSIC IV instructions in writing in a form acceptable to FSIC IV to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While FSIC IV imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on FSIC IV’s website. You may access and print all documents provided through this service. As documents become available, FSIC IV will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If FSIC IV’s e-mail notification is returned to FSIC IV as “undeliverable,” FSIC IV will contact you to obtain your updated e-mail address. If FSIC IV is unable to obtain a valid e-mail address for you, FSIC IV will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and FSIC IV will resume sending you a paper copy of all required documents. However, in order for FSIC IV to be properly notified, your revocation must be given to FSIC IV a reasonable time before electronic delivery has commenced. FSIC IV will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Listing

Notwithstanding the foregoing, the FSIC IV Charter provides that, if there is a listing of FSIC IV Common Stock on a national securities exchange, FSIC IV’s directors will be classified, with respect to the terms for which they hold office, into three classes and will thereafter be elected for three-year terms and could be removed only for cause and only by the vote of at least two-thirds of the votes entitled to be cast. In addition, the FSIC IV Charter provides that, after a listing, the liquidation or dissolution of the company and amendments to FSIC IV’s charter to make FSIC IV’s common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least eighty percent of the votes entitled to be cast on the matter.

COMPARISON OF STOCKHOLDER RIGHTS

The following is a summary of the material differences between the rights of the Fund Parties’ stockholders. The following discussion is not intended to be complete and is qualified by reference to the charters and bylaws of each of the Fund Parties, including the Second Articles of FSIC II following the Mergers, as applicable, the Delaware Statutory Trust Act and the MGCL. These documents are incorporated by reference in this document and will be sent to stockholders of the Fund Parties upon request. See “Where You Can Find More Information.”

The rights of stockholders of FSIC II following the Mergers (giving effect to the proposed charter amendments) will be substantially identical those of the FSIC II, FSIC III and FSIC IV before the Mergers, with the following exceptions:

	Rights of FSIC II, FSIC III and FSIC IV Stockholders Before Mergers	Rights of FSIC II Stockholders After Mergers
Vacancies on the Board of Directors	FSIC II, FSIC III, and FSIC IV: The provisions of the FSIC II Charter, the FSIC III Charter, and the FSIC IV Charter regarding vacancies on the board of directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the directorship in which the vacancy occurred and until a successor is elected and qualifies. If there are independent directors on the board, vacancies among the independent directors’ positions on the board may be filled only with the affirmative vote of a majority of the remaining independent directors in office, and any independent director elected to fill such a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies	Under the Second Articles, any vacancy on the board may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the directorship in which the vacancy occurred and until a successor is elected and qualifies.

Charter Amendments	FSIC II: The FSIC II Charter provides that FSIC II may make any amendment to the FSIC II Charter, including any amendment altering the terms or contract rights of any shares of outstanding stock, by the affirmative vote of a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter is required to amend the FSIC II Charter to make the common stock a “redeemable security” or to convert FSIC II from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act) and amend other specific sections of the corporation’s charter, including the corporation’s provisions regarding stockholder voting, board determinations, and charter amendments.

Under the Second Articles, FSIC II may from time to time make any amendment to the FSIC II Charter, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock.

The affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on a matter voting as a separate class is required to amend the charter to make the common stock a “redeemable security” or to convert FSIC II to an “open-end company”, to effect the liquidation or dissolution of FSIC II, or any amendment to the charter related thereto, and amend other specific sections of the charter. However if two-thirds of the then directors approve the proposal or amendment then only the affirmative vote of the majority of the holders of shares entitled to cast are required to approve the proposal or amendment.

FSIC III and FSIC IV: The FSIC III and FSIC IV Charters provide that FSIC III and FSIC IV may make any amendment to the charter, including any amendment altering the terms or contract rights of any shares of outstanding stock, by the affirmative vote of a majority of the votes entitled to be cast on

	Rights of FSIC II, FSIC III and FSIC IV Stockholders Before Mergers	Rights of FSIC II Stockholders After Mergers
the matter. Notwithstanding the foregoing, prior to the listing of the stock on a national securities exchange, the affirmative vote of the holders of shares of common stock entitled to cast at least two-thirds of all the votes entitled to be cast on the matter is required (i) to effect any amendment to the charter to make the common stock a “redeemable security” or convert the corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), (ii) to cause the corporation’s liquidation or dissolution, including to approve an amendment to the charter effecting the corporation’s liquidation or dissolution, or (iii) to amend certain provisions of the charter, including the provisions regarding stockholder voting, board determinations and charter amendments. After the qualification of a listing of the stock on a national securities exchange, an affirmative vote of the holders of shares of common stock are entitled to cast at least 80% of all the votes entitled to be cast on the matter is required (i) to effect any amendment to the charter to make the common stock a “redeemable security” or convert the corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), (ii) to cause the corporation’s liquidation or dissolution, including to approve any amendment to the charter effecting the corporation’s liquidation or dissolution, or (iii) to amend certain provisions of the corporation’s charter, including the provisions regarding stockholder voting, board determinations, removal of directors and charter amendments, subject to certain limitations.

Inspection Rights

FSIC II and FSIC III: The FSIC II Charter and the FSIC III Charter provide that any stockholder and any designated representative thereof shall be permitted access to the records of the corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge.

FSIC IV: Under the FSIC IV Charter, any stockholder and any designated representative thereof shall be permitted access to the records of FSIC IV to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge; provided, however, that the charter provision shall apply only prior to the listing of the common stock on a national securities exchange.

Under the Second Articles, a stockholder that is otherwise eligible under applicable law to inspect FSIC II’s books and records shall have no such right if the board determines that the stockholder has an improper purpose for requesting such inspection.

The rights of stockholders of FSIC II following the Mergers (giving effect to the proposed charter amendments) will be substantially identical to those of CCT II before the Mergers, with the following exceptions:

	Rights of CCT II Stockholders Before Mergers	Rights of FSIC II Stockholders After Mergers
Number of Trustees or Directors, as applicable	The CCT II Charter provides that the number of trustees is five, which number may be increased by the CCT Board, provided that the number thereof shall never be less than three.	The Second Articles will provide that the number of directors will be ten, and may be increased or decreased by the FSIC II Board in accordance with the FSIC II Bylaws. The FSIC II Charter provides that the number of directors may not be less than three, except for a period of up to 60 days after the death, removal or resignation of a director pending the election of such director’s successor.

Charter Amendments	The CCT II Charter provides that the CCT II Board has the right to make any amendment to the CCT II Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the CCT II Charter, of any outstanding shares, provided, however, that if any amendment or new addition to the CCT II Charter adversely affects the rights of shareholders, such amendment or addition must be approved by the holders of more than fifty percent (50%) of the outstanding shares of CCT II entitled to vote thereon. Notwithstanding the foregoing, the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter is required (i) to effect any amendment to the CCT II Charter to make CCT Common Stock a “redeemable security” or convert CCT II, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), except that if the shares of CCT II are not Covered Securities (as defined in the CCT II Charter), the affirmative vote of more than fifty percent (50%) of the outstanding shares of CCT II entitled to vote on the matter is necessary to effect such amendment or addition, (ii) to amend certain provision of the CCT II Charter, including the provisions regarding stockholder voting, removal of trustees and charter amendments; provided that if the CCT II Board approves a proposal or amendment pursuant to the matters listed above in subparagraphs (i) and (ii) by a vote of at least two-thirds of such CCT II Board (excluding the Delaware Trustee (as defined in the CCT II Charter)), then only the affirmative vote of the holders of more than fifty percent (50%) of the outstanding shares of CCT II entitled to vote thereon is required to approve such matter.

Under the Second Articles, FSIC II may from time to time make any amendment to the FSIC II Charter, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock.

The affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on a matter voting as a separate class is required to amend the charter to make the common stock a “redeemable security” or to convert FSIC II to an “open-end company”, to effect the liquidation or dissolution of FSIC II, or any amendment to the charter related thereto, and amend other specific sections of the charter. However if two-thirds of the then directors approve the proposal or amendment then only the affirmative vote of the majority of the holders of shares entitled to cast are required to approve the proposal or amendment.

Voting Rights	Subject to certain enumerated provisions contained in the CCT II Charter, actions of the CCT II stockholders shall be effective and valid if declared advisable and approved by the CCT II Board, and approved by a majority of the votes cast at a meeting of shareholders at which a quorum is present. All shares of all classes shall vote together as a single	Each share of FSIC II Common Stock is entitled to one vote on all matters submitted to a vote of FSIC II stockholders, including the election of directors. Except as may be provided by the FSIC II Board in setting the terms of classified or reclassified stock, the holders of FSIC II Common Stock will possess exclusive voting power.

Rights of CCT II Stockholders Before Mergers	Rights of FSIC II Stockholders After Mergers
class provided that: (i) as to any matter with respect to which a separate vote of any class is required by the 1940 Act or any orders issued thereunder, or by the DGCL, such requirement as to a separate vote by that class shall apply in lieu of a general vote of all classes; (ii) in the event that separate voting requirements apply with respect to one or more classes, then subject to subparagraph (iii), the shares of all other classes not entitled to a separate vote shall vote together as a single class; and (iii) as to any matter which in the judgment of the CCT II Board (which judgment shall be conclusive) does not affect the interest of a particular class, such class shall not be entitled to any vote and only the holders of shares of the one or more affected classes shall be entitled to vote.

FSIC II DISTRIBUTION REINVESTMENT PLAN

Subject to applicable legal restrictions and the sole discretion of the FSIC II Board, FSIC II currently declares cash distributions on a quarterly basis and pays regular cash distributions to its stockholders on a monthly basis.

FSIC II has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if FSIC II makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of FSIC II Common Stock. The timing and amount of any future distributions to FSIC II’s stockholders are subject to applicable legal restrictions and the sole discretion of the FSIC II Board.

Under the distribution reinvestment plan, cash distributions to participating stockholders will be reinvested in additional shares of the FSIC II Common Stock at a purchase price determined by the FSIC II Board, or a committee thereof, in its sole discretion, that is (i) not less than the NAV per share of FSIC Common Stock as determined in good faith by the FSIC II Board or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the NAV per share of the FSIC Common Stock as of such date. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of the FSIC II Common Stock.

FSIC II may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of FSIC II Common Stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to FSIC II on account of preferred and common equity investments in portfolio companies. FSIC II has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, FSIC II’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions FSIC II makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from FSIC II’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to FSIC II’s stockholders. There can be no assurance that FSIC II will be able to pay distributions at a specific rate or at all.

FSIC II reserves the right to amend, suspend or terminate FSIC II’s distribution reinvestment plan in accordance with its terms. FSIC II’s distribution reinvestment plan may be terminated by FSIC II upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any cash distribution; if such notice is mailed fewer than 30 days prior to such record date, such termination will be effective immediately following the payment date for such cash distribution. A participant may terminate its account under FSIC II’s distribution reinvestment plan by so notifying the plan administrator, which termination will be effective immediately if the participant’s notice is received by the plan administrator no later than 2 days prior to the record date for a distribution.

All correspondence concerning FSIC II’s distribution reinvestment plan should be directed to the plan administrator by mail at FS Investment Services, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

FSIC II has filed its distribution reinvestment plan with the SEC as an exhibit to this joint proxy statement/prospectus. You may obtain a copy of the plan by request to the plan administrator or by contacting FSIC II at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling FSIC II collect at (215) 495-1150 or by visiting FSIC II’s website at www.fsinvestments.com.

FSIC III AND FSIC IV DISTRIBUTION REINVESTMENT PLANS

Subject to applicable legal restrictions and the sole discretion of the FSIC III Board and FSIC IV Board, FSIC III and FSIC IV intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis.

FSIC III and FSIC IV each have adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if FSIC III or FSIC IV makes a cash distribution, such Fund Party’s stockholders will receive the distribution in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of FSIC III Common Stock or FSIC IV Common Stock, as applicable. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

On October 13, 2017, FSIC III and FSIC IV each amended and restated their respective distribution reinvestment plan (the “Amended Distribution Reinvestment Plans”), which first applied to the reinvestment of cash distributions paid on or after November 29, 2017. Under the original distribution reinvestment plan, cash distributions to participating stockholders were reinvested in additional shares of the funds’ common stock at a purchase price equal to the institutional offering price in effect on the date of issuance. Under the Amended Distribution Reinvestment Plans, cash distributions to participating stockholders are reinvested in additional shares of such Fund Party’s common stock at a purchase price determined by the applicable board of directors or a committee thereof, in its sole discretion, that is (i) not less than the NAV per share of such Fund Party’s common stock as determined in good faith by the applicable board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the NAV per share of such Fund Party’s common stock as of such date. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock are treated as receiving a distribution in the amount of the fair market value of FSIC III and FSIC IV’s shares of common stock.

FSIC III and FSIC IV may each fund their cash distributions to stockholders from any sources of funds legally available to them, including proceeds from the sale of such Fund Party’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to FSIC III and FSIC IV stockholders on account of preferred and common equity investments in portfolio companies. FSIC III and FSIC IV have not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, FSIC III and FSIC IV’s distributions may exceed their earnings. As a result, it is possible that a portion of the distributions FSIC III and FSIC IV makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from FSIC III and FSIC IV’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to FSIC III and FSIC IV’s stockholders. There can be no assurance that FSIC III or FSIC IV will be able to pay distributions at a specific rate or at all.

FSIC III and FSIC IV each reserve the right to amend, suspend or terminate FSIC III and FSIC IV’s distribution reinvestment plan in accordance with its terms. FSIC III and FSIC IV’s distribution reinvestment plans may be terminated by FSIC III and FSIC IV, respectively, upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any cash distribution; if such notice is mailed fewer than 30 days prior to such record date, such termination will be effective immediately following the payment date for such cash distribution. A participant may terminate its account under FSIC III and FSIC IV’s distribution reinvestment plan by so notifying the plan administrator, which termination will be effective immediately if the participant’s notice is received by the plan administrator no later than 2 days prior to the record date for a distribution.

All correspondence concerning FSIC III and FSIC IV’s distribution reinvestment plans should be directed to the plan administrator by mail at FS Investment Services, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575. You may obtain a copy of the plan by request to the plan administrator or by contacting FSIC III and FSIC IV at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling FSIC III and FSIC IV collect at (215) 495-1150 or by visiting the funds’ website at www.fsinvestments.com.

CORPORATE CAPITAL TRUST II DISTRIBUTION REINVESTMENT PLAN

CCT II has adopted a distribution reinvestment plan that provides for reinvestment of CCT II dividends and other distributions on behalf of CCT II stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the CCT II Board authorizes, and CCT II declares, a cash dividend or other distribution, then CCT II’s stockholders who have “opted in” to CCT II’s distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of CCT II Common Stock, rather than receiving the cash distribution. Weekly distributions are generally declared from time to time by the CCT II Board. Distributions are paid monthly.

Any purchases of CCT II Common Stock pursuant to the distribution reinvestment plan are dependent on the continued registration of CCT II’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. Participants who have submitted a request for the repurchase of their shares under the share repurchase program that have been fully denied must affirmatively re-enroll in the distribution reinvestment plan. If a CCT II shareholder does not elect to participate in the plan such CCT II shareholder will automatically receive any distributions CCT II declares in cash. For example, if the CCT II Board authorizes, and CCT II declares, a cash distribution, then if a CCT II shareholder has “opted in” to CCT II’s distribution reinvestment plan a CCT II shareholder will have its cash distributions reinvested in additional shares of CCT II Common Stock, rather than receiving the cash distributions.

A CCT II shareholder’s distribution amount will purchase shares at a per share price equivalent to the public offering price pursuant to the effective registration statement at the time of purchase, net of upfront selling commissions and dealer manager fees. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the NAV per share. Shares issued pursuant to the CCT II distribution reinvestment plan will have the same voting rights as otherwise purchased shares of CCT II Common Stock.

If such CCT II shareholder is a registered shareholder, such shareholder may elect to have its entire distribution reinvested in shares of additional stock by notifying DST Systems, Inc., the reinvestment agent and CCT II’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to shareholders. If such CCT II shareholder elects to reinvest such shareholder’s distributions in additional shares of stock, the reinvestment agent will set up an account for shares such shareholder acquires through the plan and will hold such shares in non-certificated form. If such shareholder’s shares are held by a broker or other financial intermediary, such shareholder may “opt-in” to CCT II’s distribution reinvestment plan by notifying its broker or other financial intermediary of its election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, CCT II’s transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of CCT II Common Stock purchased during such quarter, and the per share purchase price for such shares. Annually, as required by the Code, CCT II will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. CCT II reserves the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through CCT II’s distribution reinvestment plan will increase CCT II’s gross assets on which the management fee and the incentive fee are determined and paid under the CCT II Investment Advisory Agreement.

A new registered stockholder will be able to elect to receive a distribution in cash by notifying the plan administrator, in writing, so long as notice is received by the plan administrator no later than 15 business days prior to the last day of the calendar month. New stockholders whose shares are held by a broker or other financial intermediary may be able to receive distribution in cash by notifying their broker or other financial intermediary of their election.

All correspondence concerning the plan should be directed to the plan administrator by mail at 430 W. 7th Street, Ste. 219984, Kansas City, Missouri 64105 or by telephone at (844) 857-4557.

The distribution reinvestment plan may be terminated or suspended from time to time by CCT II upon notice in writing mailed to each participant or by including the notice in a Form 8-K filed with the SEC, in each case at least three days prior to any record date for the payment of any distribution by CCT II.

COMPARISON OF FSIC II, FSIC III, CCT II AND FSIC IV DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES

The Fund Parties have identical distribution, purchase and redemption procedures. None of the Fund Parties offers redemption rights with respect to their common stock, and FSIC II does not expect that the combined company will offer such redemption rights following the closing of the Mergers. FSIC II anticipates that the combined company will maintain the distribution, purchase and redemption procedures of FSIC II following the closing of the Mergers.

Distribution Procedures

Each of the Fund Parties has elected to be subject to tax as a RIC under Subchapter M of the Code. In order to maintain RIC tax treatment, each of the Fund Parties must, among other things, make distributions treated as dividends for U.S. federal income tax purposes of an amount at least equal to 90% of FSIC II’s investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. Subject to applicable legal restrictions and the sole discretion of their respective boards of directors or boards of trustees, as applicable, each of the Fund Parties intends to declare and pay regular cash distributions on a regular basis.

Purchase Procedures

Registered Offerings and Private Placements

From time to time, each of the Fund Parties may offer shares of its common stock in registered offerings under the Securities Act. On January 24, 2018, the SEC declared effective shelf registration statements initially filed by each of FSIC III and FSIC IV. As of the date of this Registration Statement, none of the Fund Parties has an effective registration statement on file with the SEC.

In addition, each of the Fund Parties may from time to time offer shares its common stock in private placements exempt from the registration requirements of the Securities Act.

Dividend Reinvestment Plan

Each of the Fund Parties has adopted distribution reinvestment plans, which provide for the reinvestment of the applicable fund’s distributions on behalf of such Fund Party’s stockholders. For more information on such distribution reinvestment plans, see “FSIC II Distribution Reinvestment Plan,” “FSIC III and FSIC IV Distribution Reinvestment Plans” and “Corporate Capital Trust II Distribution Reinvestment Plan.”

Redemption/Repurchase Procedures

Subject to restrictions under applicable law and the Merger Agreement, each of the Fund Parties may from time to time offer to repurchase its common stock from all or certain stockholders.

REGULATION OF THE FUND PARTIES

The Fund Parties have each elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of each Fund Party’s directors or trustees, as applicable, be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that each Fund Party may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless approved by a majority of its outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of such Fund Party’s outstanding voting securities are present or represented by proxy or (ii) 50% of such Fund Party’s voting securities.

The Fund Parties will generally not be able to issue and sell shares of their common stock at a price per share, after deducting underwriting commissions and discounts, that is below its NAV per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing the Fund Parties’ operation as BDCs and RICs will affect their ability to raise, and the way in which they raise, additional capital or borrow for investment purposes, which may have a negative effect on their growth.” The Fund Parties may, however, sell shares of common stock, or warrants, options or rights to acquire common stock, at a price below the then-current NAV of such Fund Party’s common stock if the applicable board of directors or trustees determines that such sale is in such Fund Party’s best interests and the best interests of such Fund Party’s stockholders, and such Fund Party’s stockholders approve such sale.

As BDCs, the Fund Parties are subject to certain regulatory restrictions in making their investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to the Fund Parties’ businesses are any of the following:

1.

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that the Fund Party controls.

3.

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and such Fund Party, already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, such Fund Party must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, if such Fund Party purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, the Fund Parties’ investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which the Fund Parties refer to, collectively, as temporary investments, so that 70% of the Fund Parties’ assets are qualifying assets. Typically, the Fund Parties will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as a Fund Party, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of a Fund Party’s assets that may be invested in such repurchase agreements. However, if more than 25% of a Fund Party’s total assets, as applicable, constitute repurchase agreements from a single counterparty, such Fund Party would not meet the Diversification Tests in order to maintain such Fund Party’s qualification as a RIC for U.S. federal income tax purposes as described above under “Certain Material U.S. Federal Income Tax Consequences of the Mergers and the Recapitalization Transaction—U.S. Federal Income Taxation of an Investment in FSIC II Common Stock or FSIC III Common Stock—Taxation as a RIC.” Thus, the Fund Parties do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Advisor will monitor the creditworthiness of the counterparties with which the Fund Parties enter into repurchase agreement transactions.

Senior Securities

The Fund Parties are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to its common stock if its asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, such Fund Party must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Fund Parties may also borrow amounts up to 5% of the value of its total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Debt Financing” and “Risk Factors—Risks Related to Business Development Companies.”

Code of Ethics

The Fund Parties and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 promulgated under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund Party, so long as such investments are made in accordance with each code’s requirements. You may read and copy each Fund Party’s code of ethics and the Advisor’s code of ethics on the Fund Parties’ website at www.fsinvestments.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Compliance Policies and Procedures

The Fund Parties and the Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Each Fund Party’s chief compliance officer and the chief compliance officer of the Advisor are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

The Fund Parties have delegated their proxy voting responsibility to the Advisor. The proxy voting policies and procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor, and each Fund Party’s respective independent directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

The Advisor will vote proxies relating to each Fund Party’s securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although the Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how the Advisor voted proxies with respect to the Fund Parties’ portfolio securities by making a written request for proxy voting information to the Chief Compliance Officer of the applicable Fund Party at: 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling collect at (215) 495-1150 or on the SEC’s website at www.sec.gov.

Other

The Fund Parties will be periodically examined by the SEC for compliance with the 1940 Act.

The Fund Parties are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement. Furthermore, as BDCs, the Fund Parties are prohibited from protecting any director or officer against any liability to such Fund Party or its respective stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

The Fund Parties are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, the Fund Parties are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect each of the Fund Parties. For example:

•

pursuant to Rule 13a-14 promulgated under the Exchange Act, each Fund Party’s chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in such Fund Party’s periodic reports;

•

pursuant to Item 307 of Regulation S-K promulgated under the Securities Act, each Fund Party’s periodic reports are required to disclose such Fund Party’s conclusions about the effectiveness of its disclosure controls and procedures;

•

pursuant to Rule 13a-15 promulgated under the Exchange Act, each Fund Party’s management is required to prepare a report regarding its assessment of such Fund Party’s internal control over financial reporting; and

•

pursuant to Item 308 of Regulation S-K promulgated under the Securities Act, each Fund Party’s auditors must attest to, and report on, such Fund Party’s management’s assessment of such Fund Party’s internal control over financial reporting.

The Sarbanes-Oxley Act requires each of the Fund Parties to review their current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. The Fund Parties monitor their compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that they are in compliance therewith.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF THE FUND PARTIES

The Fund Parties’ securities are each held under a custody agreement by State Street Bank and Trust Company (“State Street”). The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. acts as the Fund Parties’ transfer agent, distribution paying agent and registrar for their respective common stock. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105-1594, telephone number: (877) 628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since FSIC II intends to generally acquire and dispose of its investments in privately negotiated transactions, FSIC II expects to use brokers in the normal course of its business infrequently. Subject to policies established by the FSIC II Board, the Advisor is primarily responsible for the execution of the publicly-traded securities portion of FSIC II’s portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for FSIC II, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the transaction, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor will generally seek reasonably competitive trade execution costs, FSIC II will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to it and FSIC II and any other clients. In return for such services, FSIC II may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for FSIC II by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon for FSIC II by Miles & Stockbridge P.C., Baltimore, Maryland.

EXPERTS

The consolidated financial statements, including the consolidated schedules of investments, of FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018 and the effectiveness of internal control over financial reporting as of December 31, 2018 of FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV for the year ended December 31, 2018 have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their reports thereon, and included in this joint proxy statement/prospectus in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

The financial statements, including the schedules of investments, of CCT II as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report thereon and included in this joint proxy statement/prospectus and registration statement in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

OTHER MATTERS

The boards of directors and board of trustees, as applicable, of each of the Fund Parties are not aware of any matter to be presented for action before the Annual Meetings other than the matters referred to above and does not intend to bring any other matters before the Annual Meetings or at any adjournment or postponement thereof. Should any procedural matter relating to the proposals arise, the persons named as proxies in the accompanying proxy, or their substitutes, will vote at their discretion to the extent a vote of stockholders is required.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2020 ANNUAL MEETING

FSIC II

FSIC II expects that the 2020 annual meeting of stockholders will be held in June 2020, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at FSIC II’s 2020 annual meeting of stockholders, including nomination of a director, must submit the proposal in writing to the Secretary of FSIC II at FS Investment Corporation II, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and FSIC II must receive the proposal no later than May 17, 2020, in order for the proposal to be considered for inclusion in FSIC II’s proxy statement for that meeting.

Notices of intention to present proposals, including nomination of a director, at FSIC II’s 2020 annual meeting of stockholders should be addressed to the Secretary of FSIC II and should be received by FSIC II between April 17, 2020 and 5:00 p.m., Eastern Time, on May 17, 2020. In the event that the date of FSIC II’s 2020 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the 2019 annual meeting of stockholders, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2020 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2020 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2020 annual meeting of stockholders is first made. The submission of a proposal does not guarantee its inclusion in FSIC II’s proxy statement or presentation at a meeting unless certain securities law requirements are met. FSIC II reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing or other applicable requirements.

Acquired Funds

If the Mergers are completed, each of the Acquired Funds will have ceased to exist and there will be no additional annual meetings. However, if Mergers do not close, the Acquired Funds will continue to hold annual meetings of stockholders. A stockholder who intends to present a proposal at such Acquired Fund’s 2020 annual meeting of stockholders, including nomination of a director, must submit the proposal in writing to the Secretary of the applicable Acquired Fund at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and the applicable Acquired Fund must receive the proposal no later than May 17, 2020, in order for the proposal to be considered for inclusion in such Acquired Fund’s proxy statement for that meeting.

Notices of intention to present proposals, including nomination of a director, at an Acquired Fund’s 2020 annual meeting of stockholders should be addressed to the Secretary of the applicable Acquired Fund and should be received by such Acquired Fund between April 17, 2020 and 5:00 p.m., Eastern Time, on May 17, 2020. In the event that the date of such Acquired Fund’s 2020 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the 2019 annual meeting of stockholders, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2020 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2020 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2020 annual meeting of stockholders is first made. The submission of a proposal does not guarantee its inclusion in such Acquired Fund’s proxy statement or presentation at a meeting unless certain securities law requirements are met. Each Acquired Fund reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing or other applicable requirements.

STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this document is being delivered to multiple stockholders of any of the Fund Parties unless they have previously received contrary instructions from one or more of their stockholders. Stockholders who hold shares in “street name” can request further information on householding through their banks, brokers or other holders of record.

On written or oral request to DST Systems, Inc., the Fund Parties’ stock transfer agent at, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594; (877) 628-8575, the applicable Fund Party will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of such Fund Party’s proxy statements and annual reports should provide written or oral notice to DST Systems, Inc. at the address and telephone number set forth above. Holders in “street name” who wish, in the future, to receive separate copies or a single copy of a Fund Party’s proxy statements and annual reports, must contact their banks and brokers.

WHERE YOU CAN FIND MORE INFORMATION

FSIC II has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about FSIC II and the securities being offered by this document.

The Fund Parties are each subject to the informational requirements of the Exchange Act. Accordingly, they must file annual, quarterly and current reports, proxy material and other information with the SEC. Such information is also available from the EDGAR database on the SEC’s web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.

The information that each Fund Party files with the SEC is available free of charge by calling collect at (215) 495-1150 or on the Fund Parties’ website at www.fsinvestments.com. Information contained on the website is not incorporated by reference into this joint proxy statement/prospectus and you should not consider such information to be part of this joint proxy statement/prospectus.

FS Investment Corporation II

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2019 (Unaudited)	December 31, 2018
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$4,546,541 and $4,312,105, respectively)	$4,402,970	$4,131,877
Non-controlled/affiliated investments (amortized cost—$253,344 and $248,500, respectively)	231,848	227,403

Total investments, at fair value (amortized cost—$4,799,885 and $4,560,605, respectively)	4,634,818	4,359,280
Cash	109,670	148,172
Foreign currency, at fair value (cost—$1,318 and $2,264, respectively)	1,325	2,286
Collateral held at broker for open interest rate swap contracts	6,700	—
Receivable for investments sold and repaid	2,878	4,025
Interest receivable	43,314	34,221
Deferred financing costs	7,403	6,000
Receivable on interest rate swaps	2,474	173
Prepaid expenses and other assets	49	97

Total assets	$4,808,631	$4,554,254

Liabilities
Payable for investments purchased	$54,759	$42,236
Credit facilities payable (net of deferred financing costs of $2,628 and $3,122, respectively)(1)	2,108,336	1,887,132
Stockholder distributions payable	11,901	11,688
Management fees payable	17,864	17,256
Subordinated income incentive fees payable(2)	11,131	5,796
Administrative services expense payable	499	365
Interest payable	18,040	16,480
Directors’ fees payable	139	243
Interest rate swap income payable	2,406	174
Unrealized depreciation on interest rate swaps	5,739	1,743
Other accrued expenses and liabilities	1,600	3,732

Total liabilities	2,232,414	1,986,845

Commitments and contingencies(3)
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 326,339,625 and 326,445,320 shares issued and outstanding, respectively	326	326
Capital in excess of par value	2,990,149	2,990,996
Retained earnings (accumulated deficit)(4)	(414,258)	(423,913)

Total stockholders’ equity	2,576,217	2,567,409

Total liabilities and stockholders’ equity	$4,808,631	$4,554,254

Net asset value per share of common stock at period end	$7.89	$7.86

(1)	See Note 9 for a discussion of the Company’s financing arrangements.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 10 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2019	2018
Investment income
From non-controlled/unaffiliated investments:
Interest income	$102,601	$95,157
Paid-in-kind interest income	1,881	2,221
Fee income	7,044	3,951
Dividend income	71	7,494
From non-controlled/affiliated investments:
Interest income	5,267	4,999
Paid-in-kind interest income	3,075	2,757
Fee income	—	1,123

Total investment income	119,939	117,702

Operating expenses
Management fees(1)	17,864	25,234
Subordinated income incentive fees(2)	11,131	5,575
Administrative services expenses	907	782
Stock transfer agent fees	705	495
Accounting and administrative fees	433	421
Interest expense(3)	29,575	24,183
Directors’ fees	142	504
Other general and administrative expenses	1,068	1,271

Operating expenses	61,825	58,465
Management fee waiver(1)	—	(3,154)

Net expenses	61,825	55,311

Net investment income	58,114	62,391

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(18,665)	(19,294)
Non-controlled/affiliated investments	179	—
Net realized gain (loss) on foreign currency	3	(327)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	36,657	(83,890)
Non-controlled/affiliated investments	(399)	(4,722)
Net change in unrealized appreciation (depreciation) on interest rate swaps	(3,996)	—
Net change in unrealized gain (loss) on foreign currency	(1,124)	410

Total net realized and unrealized gain (loss) on investments	12,655	(107,823)

Net increase (decrease) in net assets resulting from operations	$70,769	$(45,432)

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.22	$(0.14)

Weighted average shares outstanding	324,309,084	324,916,879

(1)	See Note 4 for a discussion of the waiver by FSIC II Advisor, LLC, the Company’s former investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s financing arrangements.

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Three Months Ended March 31,
	2019	2018
Operations
Net investment income	$58,114	$62,391
Net realized gain (loss) on investments and foreign currency	(18,483)	(19,621)
Net change in unrealized appreciation (depreciation) on investments and interest rate swaps(1)	32,262	(88,612)
Net change in unrealized gain (loss) on foreign currency	(1,124)	410

Net increase (decrease) in net assets resulting from operations	70,769	(45,432)

Stockholder distributions(2)
Distributions to stockholders	(61,114)	(61,153)

Net decrease in net assets resulting from stockholder distributions	(61,114)	(61,153)

Capital share transactions(3)
Reinvestment of stockholder distributions	25,694	28,959
Repurchases of common stock	(26,541)	(29,993)

Net increase (decrease) in net assets resulting from capital share transactions	(847)	(1,034)

Total increase (decrease) in net assets	8,808	(107,619)
Net assets at beginning of period	2,567,409	2,853,021

Net assets at end of period	$2,576,217	$2,745,402

(1)	See Note 7 for a discussion of these financial instruments.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$70,769	$(45,432)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(453,599)	(199,941)
Paid-in-kind interest	(4,956)	(4,978)
Proceeds from sales and repayments of investments	203,103	301,070
Net realized (gain) loss on investments	18,486	19,294
Net change in unrealized (appreciation) depreciation on investments	(36,258)	88,612
Net change in unrealized (appreciation) depreciation on interest rate swaps	3,996	—
Accretion of discount	(2,314)	(1,703)
Amortization of deferred financing costs and discount	990	1,358
Unrealized (gain) loss on borrowings in foreign currency	1,108	219
(Increase) decrease in receivable for investments sold and repaid	1,147	(241)
(Increase) decrease in interest receivable	(9,093)	(315)
(Increase) decrease in receivable on interest rate swaps	(2,301)	—
(Increase) decrease in prepaid expenses and other assets	48	39
Increase (decrease) in payable for investments purchased	12,523	(3,162)
Increase (decrease) in management fees payable	608	(515)
Increase (decrease) in subordinated income incentive fees payable	5,335	(13,554)
Increase (decrease) in administrative services expense payable	134	235
Increase (decrease) in interest payable	1,560	977
Increase (decrease) in directors’ fees payable	(104)	222
Increase (decrease) in interest rate swap income payable	2,232	—
Increase (decrease) in other accrued expenses and liabilities	(2,132)	(2,390)

Net cash provided by (used in) operating activities	(188,718)	139,795

Cash flows from financing activities
Repurchases of common stock	(26,541)	(29,993)
Stockholder distributions	(35,207)	(31,928)
Borrowings under credit facilities(1)	436,602	2,970
Repayments of credit facilities(1)	(217,000)	(4,730)
Deferred financing costs paid	(1,899)	—

Net cash provided by financing activities	155,955	(63,681)

Total increase (decrease) in cash	(32,763)	76,114
Cash, restricted cash and foreign currency at beginning of period	150,458	460,409

Cash, restricted cash and foreign currency at end of period(2)	$117,695	$536,523

Supplemental disclosure
Distributions reinvested	$25,694	$28,959

Local and excise taxes paid	$2,096	$2,574

(1)

See Note 9 for a discussion of the Company’s financing arrangements. During the three months ended March 31, 2019 and 2018, the Company paid $27,025 and $21,848 respectively, in interest expense on the credit facilities.

(2)	As of March 31, 2019, balance includes cash of $110,995 and restricted cash of $6,700, respectively. As of March 31, 2018, balance includes cash of $536,523 and restricted cash of $0, respectively.

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—136.6%
5 Arch Income Fund 2, LLC	(m)(q)	Diversified Financials	9.0%		11/18/23	$39,540	$39,551	$39,540
5 Arch Income Fund 2, LLC	(m)(n)(q)	Diversified Financials	9.0%		11/18/23	34,461	34,470	34,461
Abaco Energy Technologies LLC	(h)(i)(s)	Energy	L+700, 2.5% PIK (2.5% Max PIK)	1.0%	11/20/20	24,074	23,652	24,134
ABB CONCISE Optical Group LLC	(s)	Retailing	L+500	1.0%	6/15/23	2,762	2,771	2,637
Accuride Corp	(s)	Capital Goods	L+525	1.0%	11/17/23	539	519	453
Acosta Holdco Inc	(h)(s)	Commercial & Professional Services	L+325	1.0%	9/26/21	6,627	5,369	3,122
Addison Holdings	(f)(g)(h)(i)	Commercial & Professional Services	L+675	1.0%	12/29/23	84,953	84,953	85,803
Advanced Lighting Technologies Inc	(h)(t)	Materials	L+750	1.0%	10/4/22	9,102	7,968	9,102
Advantage Sales & Marketing Inc	(i)(s)	Commercial & Professional Services	L+325	1.0%	7/23/21	15,330	14,697	13,086
All Systems Holding LLC	(h)	Commercial & Professional Services	L+725	1.0%	10/31/23	10,557	10,557	10,662
All Systems Holding LLC	(g)(h)(i)	Commercial & Professional Services	L+767	1.0%	10/31/23	101,066	101,066	102,077
Altus Power America Inc		Energy	L+750	1.5%	9/30/21	683	683	656
Altus Power America Inc	(n)	Energy	L+750	1.5%	9/30/21	140	140	135
Altus Power America Inc	(i)	Energy	L+750	1.5%	10/8/21	2,500	2,500	2,400
American Tire Distributors Inc	(s)	Automobiles & Components	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	634	595	626
American Tire Distributors Inc	(s)	Automobiles & Components	L+750	1.0%	9/2/24	4,021	3,512	3,607
Ammeraal Beltech Holding BV	(m)(s)	Capital Goods	E+375		7/30/25	€1,491	1,725	1,674
Apex Group Limited	(m)(n)	Diversified Financials	L+650		6/15/23	$2,302	2,241	1,961
Apex Group Limited	(f)(g)(m)	Diversified Financials	L+650	1.0%	6/15/25	44,691	44,183	43,672
Apex Group Limited	(m)(n)	Diversified Financials	L+650	1.0%	6/15/25	5,833	5,809	5,700
Ascension Insurance Inc	(f)(g)(h)	Insurance	L+825	1.3%	6/5/19	91,635	91,579	91,635
Ascension Insurance Inc	(n)	Insurance	L+825	1.3%	6/5/19	13,800	13,800	13,800
Aspect Software Inc	(n)	Software & Services	L+500	1.0%	7/15/23	865	865	865
Aspect Software Inc	(h)	Software & Services	L+500		1/15/24	5,656	5,002	4,991
ATX Networks Corp	(f)(i)(m)(s)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	26,516	26,110	25,190
AVF Parent LLC	(h)(i)	Retailing	L+725	1.3%	3/1/24	73,980	73,980	64,178
Belk Inc	(s)	Retailing	L+475	1.0%	12/12/22	22,561	19,823	18,265
Borden Dairy Co	(g)(h)	Food, Beverage & Tobacco	L+750	1.0%	7/6/23	52,500	52,500	47,654
Caprock Midstream LLC	(s)	Energy	L+475		11/3/25	6,046	5,919	5,738
Cimarron Energy Inc		Energy	L+900	1.0%	6/30/21	7,500	7,500	7,500
Conservice LLC		Consumer Services	L+525		11/30/24	31,904	31,595	31,961
Conservice LLC	(n)	Consumer Services	L+525		11/30/24	5,955	5,919	5,820
Constellis Holdings LLC/Constellis Finance Corp	(h)	Capital Goods	L+575	1.0%	4/15/22	47,206	46,547	46,676
CSafe Global		Capital Goods	L+725	1.0%	11/1/21	2,296	2,296	2,296
CSafe Global	(n)	Capital Goods	L+725	1.0%	11/1/21	3,965	3,965	3,965
CSafe Global	(f)(g)(h)	Capital Goods	L+725	1.0%	10/31/23	53,485	53,485	54,019
CSM Bakery Products	(i)(s)	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	5,217	5,091	5,004

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Dade Paper and Bag Co Inc	(f)(g)(h)	Capital Goods	L+700	1.0%	6/10/24	$17,269	$17,269	$16,600
Dade Paper and Bag Co Inc	(f)(g)(h)(i)	Capital Goods	L+750	1.0%	6/10/24	135,389	135,389	132,682
Dayton Superior Corp	(i)(s)	Materials	L+800, 6.0% PIK (6.0% Max PIK)	1.0%	11/15/21	11,934	11,746	10,054
Diamond Resorts International Inc	(i)(s)	Consumer Services	L+375	1.0%	9/2/23	14,050	13,773	13,558
Distribution International Inc	(s)	Retailing	L+500	1.0%	12/15/21	3,389	3,249	3,093
Eagle Family Foods Inc	(n)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	4,126	4,087	3,499
Eagle Family Foods Inc	(g)(h)	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	27,299	27,024	26,438
Eagleclaw Midstream Ventures LLC	(i)(s)	Energy	L+425	1.0%	6/24/24	11,426	10,908	10,753
EIF Van Hook Holdings LLC	(i)(s)	Energy	L+525		9/5/24	7,285	7,148	6,975
Empire Today LLC	(f)(g)(h)(i)	Retailing	L+700	1.0%	11/17/22	87,975	87,975	87,202
Fairway Group Holdings Corp	(k)(l)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	2,013	1,733	264
Fairway Group Holdings Corp		Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	218	217	218
Fairway Group Holdings Corp	(n)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	455	453	455
Fairway Group Holdings Corp	(h)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	3,165	3,165	3,074
Fairway Group Holdings Corp		Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		11/27/23	1,099	1,085	1,099
Foresight Energy LLC	(h)(m)(s)	Materials	L+575	1.0%	3/28/22	10,591	10,576	10,401
Fox Head Inc	(h)(i)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	52,149	52,149	50,134
FullBeauty Brands Holdings Corp		Retailing	10.0%		6/30/19	188	189	184
FullBeauty Brands Holdings Corp		Retailing	L+900	1.0%	2/7/24	1,099	1,073	1,072
Gulf Finance LLC	(i)(s)	Energy	L+525	1.0%	8/25/23	4,675	4,578	3,745
HM Dunn Co Inc	(h)(k)(l)(t)	Capital Goods	L+875 PIK (L+875 Max PIK)		6/30/21	43,885	38,571	4,005
Hudson Technologies Co	(h)(i)(m)	Commercial & Professional Services	L+1025	1.0%	10/10/23	50,717	50,302	35,882
Icynene Group Ltd	(f)(h)(i)	Materials	L+700	1.0%	11/30/24	35,550	35,550	34,483
Industrial Group Intermediate Holdings LLC	(f)(g)(h)(i)	Materials	L+800	1.3%	5/31/20	118,840	118,840	119,732
Industry City TI Lessor LP	(h)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	11,308	11,308	12,015
JAKKS Pacific Inc	(h)	Consumer Durables & Apparel	L+900	1.5%	6/14/21	2,793	2,777	2,812
Jazz Acquisition Inc		Capital Goods	L+550	1.0%	6/1/22	20,258	20,258	20,091
JC Penney Corp Inc	(m)(s)	Retailing	L+425	1.0%	6/23/23	1,196	1,144	1,066
JHC Acquisition LLC	(f)(g)	Capital Goods	L+750	1.0%	11/6/21	20,495	20,495	20,495
JHC Acquisition LLC	(f)(g)(h)	Capital Goods	L+750	1.0%	1/29/24	101,452	101,452	101,452
JHC Acquisition LLC	(n)	Capital Goods	L+750	1.0%	1/29/24	35,269	35,269	35,269
Jo-Ann Stores Inc	(i)(s)	Retailing	L+500	1.0%	10/20/23	4,903	4,894	4,891

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Jostens Inc	(s)	Consumer Services	L+550		12/19/25		$3,508	$3,405	$3,514
JSS Holdings Ltd	(f)(h)(i)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23		72,790	72,259	74,974
Kodiak BP LLC	(g)(h)(i)	Capital Goods	L+725	1.0%	12/1/24		110,425	110,425	108,079
Kodiak BP LLC	(n)	Capital Goods	L+725	1.0%	12/1/24		9,849	9,849	9,639
Lazard Global Compounders Fund	(m)	Diversified Financials	L+725	3.8%	4/1/26		37,786	37,786	37,219
Lazard Global Compounders Fund	(m)(n)	Diversified Financials	L+725	3.8%	4/1/26		7,214	7,214	7,106
LD Intermediate Holdings Inc	(i)(s)	Software & Services	L+588	1.0%	12/9/22		15,938	14,925	13,886
Lipari Foods LLC		Food & Staples Retailing	L+588	1.0%	1/4/25		121,935	120,971	120,859
Lipari Foods LLC	(n)	Food & Staples Retailing	L+588	1.0%	1/4/25		25,220	25,220	24,997
MB Precision Holdings LLC	(g)(h)(t)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.3%	1/23/21		21,369	20,733	21,369
Mitel US Holdings Inc	(i)(s)	Technology Hardware & Equipment	L+450		11/30/25		119	119	117
Monitronics International Inc	(m)(s)	Commercial & Professional Services	L+550	1.0%	9/30/22		3,829	3,698	3,220
Murray Energy Corp	(h)	Energy	L+900	1.0%	2/12/21		10,891	10,830	10,826
NaviHealth Inc.	(i)(s)	Health Care Equipment & Services	L+500		8/1/25		15,073	14,419	14,678
North Haven Cadence Buyer Inc	(n)	Consumer Services	L+500	1.0%	9/2/21		2,625	2,625	2,625
North Haven Cadence Buyer Inc	(h)	Consumer Services	L+777	1.0%	9/2/22		10,656	10,656	10,523
North Haven Cadence Buyer Inc	(h)(i)	Consumer Services	L+798	1.0%	9/2/24		51,188	51,188	50,548
North Haven Cadence Buyer Inc		Consumer Services	L+650	1.0%	9/2/24		14,283	14,283	14,105
North Haven Cadence Buyer Inc	(n)	Consumer Services	L+650	1.0%	9/2/24		292	292	288
P2 Energy Solutions, Inc.	(s)	Software & Services	L+400	1.0%	10/30/20		74	73	73
PAE Holding Corp	(s)	Capital Goods	L+550	1.0%	10/20/22		9	9	9
Peak 10 Holding Corp	(s)	Telecommunication Services	L+350		8/1/24		8,942	8,327	8,219
PF Chang’s China Bistro Inc	(s)	Consumer Services	L+650		3/1/26		5,817	5,760	5,751
PHRC License LLC	(g)(h)	Consumer Services	L+850, 0.3% PIK (0.3% Max PIK)	1.5%	4/28/22		66,646	66,646	67,563
Power Distribution Inc	(f)(i)	Capital Goods	L+725	1.3%	1/25/23		43,907	43,907	42,974
Production Resource Group LLC	(f)(g)(h)(i)	Media	L+700	1.0%	8/21/24		207,992	207,992	204,872
Propulsion Acquisition LLC	(f)(h)(i)(s)	Capital Goods	L+600	1.0%	7/13/21		52,322	51,121	51,798
PSKW LLC	(f)(h)	Health Care Equipment & Services	L+825	1.0%	10/1/21		26,000	26,000	26,000
PSKW LLC	(f)(h)	Health Care Equipment & Services	L+826	1.0%	11/25/21		30,025	29,986	30,025
Reliant Rehab Hospital Cincinnati LLC	(h)	Health Care Equipment & Services	L+675	1.0%	8/30/24		60,001	59,494	59,166
Roadrunner Intermediate Acquisition Co LLC	(f)	Health Care Equipment & Services	L+675	1.0%	9/22/21		7,115	7,115	6,565
Safariland LLC	(g)(h)	Capital Goods	L+765	1.1%	11/18/23		70,234	70,234	63,474
Savers Inc		Retailing	L+650, 0.8% PIK (0.8% Max PIK)	1.5%	3/28/24	C$	36,443	26,804	26,938
Savers Inc		Retailing	L+650, 0.8% PIK (0.8% Max PIK)	1.5%	3/28/24		$26,242	25,915	25,914
Sequa Corp	(i)(s)	Materials	L+500	1.0%	11/28/21		18,420	18,184	18,075

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Sequel Youth & Family Services LLC	(h)	Health Care Equipment & Services	L+700	1.0%	9/1/23		$12,199	$12,199	$12,309
Sequel Youth & Family Services LLC	(f)(h)(i)	Health Care Equipment & Services	L+800		9/1/23		70,000	70,000	70,633
Sequential Brands Group Inc.	(g)(h)(i)	Consumer Durables & Apparel	L+875		2/7/24		118,132	116,207	117,099
SI Group Inc	(s)	Materials	L+475		10/15/25		2,915	2,810	2,919
SIRVA Worldwide Inc	(i)(s)	Commercial & Professional Services	L+550		8/2/25		2,759	2,721	2,697
Sorenson Communications LLC	(f)(g)(h)(s)	Telecommunication Services	L+575	2.3%	4/30/20		107,112	106,964	106,041
Sorenson Communications LLC	(j)(s)	Telecommunication Services	L+650		3/14/24		55,946	53,708	55,456
SSC (Lux) Limited S.a r.l.	(g)(h)(i)(m)	Health Care Equipment & Services	L+750	1.0%	9/10/24		104,545	104,545	105,359
Staples Canada	(m)	Retailing	L+700	1.0%	9/12/24	C$	55,460	42,914	42,111
Sungard Availability Services Capital Inc	(f)(k)(l)(s)	Software & Services	L+700	1.0%	9/30/21		$9,606	9,471	6,556
Sungard Availability Services Capital Inc	(k)(l)(s)	Software & Services	L+1000	1.0%	10/1/22		894	845	771
Sutherland Global Services Inc	(h)(i)(m)(s)	Software & Services	L+538	1.0%	4/23/21		12,990	12,507	12,697
Swift Worldwide Resources Holdco Ltd	(f)(g)	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	7/20/21		19,492	19,492	19,492
Tangoe LLC		Software & Services	L+650	1.0%	11/28/25		51,894	51,395	51,243
Team Health Inc	(s)	Health Care Equipment & Services	L+275	1.0%	2/6/24		78	71	69
Trace3 Inc	(f)(g)(h)(i)	Software & Services	L+675	1.0%	8/5/24		161,180	161,180	161,180
Virgin Pulse Inc	(h)(i)	Software & Services	L+650	1.0%	5/22/25		79,691	79,108	78,663
Vivint Inc	(i)(s)	Commercial & Professional Services	L+500		4/1/24		18,536	18,491	18,131
Warren Resources Inc	(h)(j)(t)	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20		14,697	14,697	14,697
York Risk Services Group Inc	(s)	Insurance	L+375	1.0%	10/1/21		977	973	920
Zeta Interactive Holdings Corp	(f)(h)	Software & Services	L+750	1.0%	7/29/22		37,112	37,112	37,483
Zeta Interactive Holdings Corp	(n)	Software & Services	L+750	1.0%	7/29/22		6,571	6,571	6,637

Total Senior Secured Loans—First Lien								3,770,028	3,677,909
Unfunded Loan Commitments								(158,789)	(158,789)

Net Senior Secured Loans—First Lien								3,611,239	3,519,120

Senior Secured Loans—Second Lien—15.1%
Access CIG LLC	(s)	Software & Services	L+775		2/27/26		1,326	1,342	1,317
Advantage Sales & Marketing Inc	(s)	Commercial & Professional Services	L+650	1.0%	7/25/22		2,291	2,052	1,693
American Bath Group LLC	(i)(s)	Capital Goods	L+975	1.0%	9/30/24		7,000	6,605	7,000
Ammeraal Beltech Holding BV	(m)	Capital Goods	L+800		7/27/26		52,309	51,306	51,208
Arena Energy LP	(f)(h)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21		26,125	26,125	26,125
athenahealth Inc	(h)	Health Care Equipment & Services	L+850	1.0%	2/11/27		65,229	64,590	65,554
Bellatrix Exploration Ltd	(m)	Energy	8.5%		7/26/23		6,372	5,966	5,792
Bellatrix Exploration Ltd	(m)(n)	Energy	8.5%		7/26/23		624	624	618
Byrider Finance LLC		Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20		29,731	29,731	29,397

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Catalina Marketing Corp	(i)(k)(l)(s)	Media	L+675	1.0%	4/11/22	$10,000	$9,958	$200
Chisholm Oil & Gas Operating LLC	(h)	Energy	L+800	1.0%	3/21/24	16,000	16,000	15,705
Crossmark Holdings Inc	(i)(k)(l)(s)	Media	L+750	1.3%	12/21/20	7,778	7,786	58
Envigo Laboratories Inc	(h)(s)	Health Care Equipment & Services	L+775		4/29/20	3,272	3,202	3,043
Fairway Group Holdings Corp	(k)(l)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	1,793	1,520	—
Grocery Outlet Inc	(s)	Food & Staples Retailing	L+725		10/22/26	2,287	2,266	2,287
Gruden Acquisition Inc	(h)(s)	Transportation	L+850	1.0%	8/18/23	15,000	14,531	14,887
Jazz Acquisition Inc	(f)(s)	Capital Goods	L+675	1.0%	6/19/22	3,700	3,727	3,478
LBM Borrower LLC	(f)(i)(s)	Capital Goods	L+925	1.0%	8/20/23	29,332	29,099	28,745
One Call Care Management Inc	(h)	Insurance	L+375, 6.0% PIK (6.0% Max PIK)	1.0%	4/11/24	12,666	12,560	11,554
OPE Inmar Acquisition Inc	(i)(s)	Software & Services	L+800	1.0%	5/1/25	2,615	2,584	2,596
P2 Energy Solutions, Inc.	(i)(s)	Software & Services	L+800	1.0%	4/30/21	14,500	14,603	14,011
Paradigm Acquisition Corp	(s)	Health Care Equipment & Services	L+750		10/26/26	1,599	1,595	1,591
Peak 10 Holding Corp	(i)(s)	Telecommunication Services	L+725	1.0%	8/1/25	5,814	5,635	5,146
Pure Fishing Inc	(i)	Consumer Durables & Apparel	L+838	1.0%	12/31/26	46,828	46,371	47,107
Rise Baking Company	(i)	Food, Beverage & Tobacco	L+800	1.0%	8/9/26	17,990	17,821	17,676
Sequa Corp	(i)(s)	Materials	L+900	1.0%	4/28/22	7,462	7,419	7,322
SIRVA Worldwide Inc	(i)(s)	Commercial & Professional Services	L+950		8/2/26	2,494	2,315	2,195
SMG/PA	(s)	Consumer Services	L+700		1/23/26	3,641	3,671	3,691
Spencer Gifts LLC	(i)(s)	Retailing	L+825	1.0%	6/29/22	8,736	8,761	8,342
Titan Energy LLC	(h)(k)(l)	Energy	L+1300 PIK (L+1300 Max PIK)	1.0%	2/3/20	91,946	67,595	6,743
WireCo WorldGroup Inc	(s)	Capital Goods	L+900	1.0%	9/30/24	5,115	5,176	5,102

Total Senior Secured Loans—Second Lien							472,536	390,183
Unfunded Loan Commitments							(624)	(624)

Net Senior Secured Loans—Second Lien							471,912	389,559

Other Senior Secured Debt—6.7%
Advanced Lighting Technologies Inc	(k)(l)(t)	Materials	L+700, 10.0% PIK (10.0% Max PIK)	1.0%	10/4/23	12,493	10,663	344
Akzo Nobel Specialty Chemicals	(m)(s)	Materials	8.0%		10/1/26	2,019	2,020	2,037
Artesyn Embedded Technologies Inc	(s)	Technology Hardware & Equipment	9.8%		10/15/20	1,574	1,526	1,495
Black Swan Energy Ltd	(m)	Energy	9.0%		1/20/24	1,333	1,333	1,320
FourPoint Energy LLC	(h)(i)	Energy	9.0%		12/31/21	46,313	45,226	45,386
Genesys Telecommunications Laboratories Inc	(s)	Technology Hardware & Equipment	10.0%		11/30/24	144	158	158
JC Penney Corp Inc	(m)(s)	Retailing	5.7%		6/1/20	126	118	115
JW Aluminum Co	(h)(s)(t)	Materials	10.3%		6/1/26	33,001	33,001	34,197
Lycra	(m)(s)	Consumer Durables & Apparel	7.5%		5/1/25	3,659	3,686	3,613

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Mood Media Corp	(h)(t)	Media	L+1400 PIK % (L+1400 Max PIK) %	1.0%	7/1/24	$30,835	$30,730	$30,835
Numericable-SFR	(m)(s)	Software & Services	8.1%		2/1/27	917	917	928
Pattonair Holdings Ltd	(m)(s)	Capital Goods	9.0%		11/1/22	4,111	4,245	4,184
Ply Gem Holdings Inc	(s)	Capital Goods	8.0%		4/15/26	7,807	7,463	7,015
Sorenson Communications LLC	(h)(s)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	7,058	6,964	7,128
Sunnova Energy Corp		Energy	6.0%, 6.0% PIK (6.0% Max PIK)		7/31/19	1,140	1,140	1,136
Velvet Energy Ltd	(i)(m)	Energy	9.0%		10/5/23	15,000	15,000	15,338
Vivint Inc	(h)(s)	Commercial & Professional Services	7.9%		12/1/22	11,307	11,089	11,334
Vivint Inc	(h)(s)	Commercial & Professional Services	7.6%		9/1/23	7,309	6,733	6,237

Total Other Senior Secured Debt							182,012	172,800

Subordinated Debt—8.6%
All Systems Holding LLC		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	206	206	206
Ascent Resources Utica Holdings LLC/ARU Finance Corp	(h)(i)(s)	Energy	10.0%		4/1/22	26,026	26,026	28,506
athenahealth Inc		Health Care Equipment & Services	L+1125 PIK (L+1125 Max PIK)		11/30/25	32,614	32,614	32,988
Avantor Inc	(i)(s)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%		10/1/25	20,000	20,000	21,675
Byrider Finance LLC		Automobiles & Components	20.0% PIK (20.0% Max PIK)		3/31/22	1,604	1,604	1,604
CEC Entertainment Inc	(s)	Consumer Services	8.0%		2/15/22	11,479	11,374	10,622
ClubCorp Club Operations Inc	(h)(s)	Consumer Services	8.5%		9/15/25	10,733	10,373	9,803
Diamond Resorts International Inc	(s)	Consumer Services	10.8%		9/1/24	3,048	3,187	2,890
Eclipse Resources Corp	(m)(s)	Energy	8.9%		7/15/23	9,175	9,053	8,756
Hub International Ltd	(s)	Insurance	7.0%		5/1/26	578	563	573
Intelsat Jackson Holdings SA	(m)(s)	Media	5.5%		8/1/23	5,752	5,204	5,112
Ken Garff Automotive LLC	(s)	Retailing	7.5%		8/15/23	6,004	6,053	6,102
LifePoint Hospitals Inc	(s)	Health Care Equipment & Services	9.8%		12/1/26	7,656	7,572	7,953
Logan’s Roadhouse Inc		Consumer Services			11/1/24	4,907	4,859	4,907
Quorum Health Corp	(s)	Health Care Equipment & Services	11.6%		4/15/23	2,396	2,384	2,157
Sorenson Communications LLC	(h)(s)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	5,364	5,182	5,525
SRS Distribution Inc	(h)(s)	Capital Goods	8.3%		7/1/26	11,667	11,479	11,229
Stars Group Holdings BV	(m)(s)	Consumer Services	7.0%		7/15/26	1,438	1,438	1,501
Sungard Availability Services Capital Inc	(k)(l)(s)	Software & Services	8.8%		4/1/22	5,900	4,860	315
Team Health Inc	(s)	Health Care Equipment & Services	6.4%		2/1/25	6,901	5,987	5,620

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Vertiv Group Corp	(h)(s)	Technology Hardware & Equipment	9.3%		10/15/24	$16,584	$16,419	$16,377
Vivint Inc	(h)(s)	Commercial & Professional Services	8.8%		12/1/20	7,602	7,360	7,497
York Risk Services Group Inc	(h)(i)(s)	Insurance	8.5%		10/1/22	38,070	35,840	30,932

Total Subordinated Debt							229,637	222,850

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Cost	Fair Value(d)
Asset Based Finance—1.8%
Altus Power America Inc, Preferred Stock	(r)	Energy	9.0%, 5.0% PIK		10/3/23	1,107,723	$1,108	$1,106
CGMS CLO 2013-3A Class Subord., 7/15/2025	(m)	Commercial & Professional Services	26.1%		7/15/25	$23,263	9,069	12,251
Global Jet Capital LLC, Structured Mezzanine	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	$1,023	994	1,006
Global Jet Capital LLC, Structured Mezzanine	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	$6,502	6,315	6,396
Global Jet Capital LLC, Structured Mezzanine	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	$1,344	1,305	1,322
Global Jet Capital LLC, Structured Mezzanine	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	$1,265	1,229	1,244
Global Jet Capital LLC, Structured Mezzanine	(e)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	$7,636	7,417	7,512
Global Jet Capital LLC, Structured Mezzanine	(e)(m)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	$1,700	1,651	1,673
Global Jet Capital LLC, Structured Mezzanine	(e)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	$176	171	173
Global Jet Capital LLC, Structured Mezzanine	(e)(m)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	$1,351	1,312	1,329
Global Jet Capital LLC, Structured Mezzanine	(e)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	$654	635	643
Global Jet Capital LLC, Structured Mezzanine	(e)(m)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	$146	142	144
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	$2,420	2,350	2,380
NewStar Clarendon 2014-1A Class D	(m)	Diversified Financials	20.3%		1/25/27	$12,140	7,579	8,089

Total Asset Based Finance							41,277	45,268

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Equity/Other—11.1%
Abaco Energy Technologies LLC, Common Stock	(l)	Energy				3,055,556	$3,056	$1,413
Abaco Energy Technologies LLC, Preferred Stock	(l)	Energy				12,734,481	637	7,322

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Advanced Lighting Technologies Inc, Common Stock	(l)(t)	Materials				265,747	$7,471	$—
Advanced Lighting Technologies Inc, Warrant	(l)(t)	Materials			10/4/27	4,189	39	—
All Systems Holding LLC, Common Stock		Commercial & Professional Services				1,240,204	1,201	1,692
Altavair NewCo, Private Equity	(l)(m)	Capital Goods				3,429,458	3,429	3,519
Ascent Resources Utica Holdings LLC/ARU Finance Corp, Common Stock	(o)	Energy				13,556	12,900	4,365
Ascent Resources Utica Holdings LLC/ARU Finance Corp, Trade Claim	(o)	Energy				115,178,571	25,800	37,088
ASG Technologies, Common Stock	(l)(t)	Software & Services				625,178	13,475	36,667
ASG Technologies, Warrants	(l)(t)	Software & Services			6/27/22	253,704	7,231	9,362
Aspect Software Inc, Common Stock	(h)(l)	Software & Services				304,599	494	494
Aspect Software Inc, Warrant	(h)(l)	Software & Services			1/15/24	304,120	—	—
ATX Networks Corp, Common Stock	(l)(m)	Technology Hardware & Equipment				72,635	116	94
Aurora Diagnostics Holdings LLC/Aurora Diagnostics Financing Inc, Warrant	(h)(l)	Health Care Equipment & Services			5/25/27	94,193	686	277
Australis Maritime, Private Equity	(l)(m)	Transportation				1,136,041	1,136	1,136
Byrider Finance LLC, Common Stock	(l)	Automobiles & Components				1,389	—	—
Chisholm Oil & Gas Operating LLC, Series A Units	(l)(p)	Energy				75,000	75	34
Cimarron Energy Inc, Common Stock	(l)	Energy				4,302,293	3,950	217
Cimarron Energy Inc, Participation Option	(l)	Energy				25,000,000	1,289	1,263
CSafe Global, Common Stock	(l)	Capital Goods				417,400	417	741
Empire Today LLC, Common Stock	(l)	Retailing				411	1,227	1,350
Envigo Laboratories Inc, Series A Warrant	(h)(l)(s)	Health Care Equipment & Services			4/29/24	10,924	—	—
Envigo Laboratories Inc, Series B Warrant	(h)(l)(s)	Health Care Equipment & Services			4/29/24	17,515	—	—
Fairway Group Holdings Corp, Common Stock	(l)	Food & Staples Retailing				31,626	1,016	—
FourPoint Energy LLC, Common Stock, Class C-II-A Units	(l)(p)	Energy				13,000	13,000	2,896
FourPoint Energy LLC, Common Stock, Class D Units	(l)(p)	Energy				2,437	1,610	549
FourPoint Energy LLC, Common Stock, Class E-II Units	(l)(p)	Energy				29,730	7,432	6,622
FourPoint Energy LLC, Common Stock, Class E-III Units	(l)(p)	Energy				43,875	10,969	9,773
Fox Head Inc, Common Stock	(e)(l)	Consumer Durables & Apparel				8,857,143	8,857	3,569
FullBeauty Brands Holdings Corp, Common Stock	(l)	Retailing				5,583	26	26
Global Jet Capital LLC, Preferred Stock	(e)(l)(m)	Commercial & Professional Services				6,228,866	6,229	467
Harvest Oil & Gas Corp, Common Stock	(e)(l)(s)	Energy				7,161	158	120
Harvey Industries Inc, Common Stock	(l)	Capital Goods				666,667	667	1,350
HM Dunn Co Inc, Preferred Stock, Series A	(h)(l)(t)	Capital Goods				12,857	—	—
HM Dunn Co Inc, Preferred Stock, Series B	(h)(l)(t)	Capital Goods				12,857	—	—
Industrial Group Intermediate Holdings LLC, Common Stock	(l)(p)	Materials				2,678,947	2,679	3,416
JHC Acquisition LLC, Common Stock	(l)	Capital Goods				1,449	1,449	1,880
JSS Holdings Ltd, Net Profits Interest	(l)	Capital Goods				27	—	469
JW Aluminum Co, Common Stock	(e)(i)(l)(t)	Materials				548	—	—

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
JW Aluminum Co, Preferred Stock	(e)(i)(t)	Materials	12.5% PIK		11/17/25	4,869	$33,914	$49,830
MB Precision Holdings LLC, Class A-2 Units	(g)(h)(l)(p)(t)	Capital Goods				6,655,178	2,288	—
MB Precision Holdings LLC, Preferred Stock	(g)(h)(l)(t)	Capital Goods				41,778,909	8,774	3,539
Mood Media Corp, Common Stock	(l)(t)	Media				17,400,835	12,644	10,906
North Haven Cadence Buyer Inc, Common Stock	(l)	Consumer Services				2,916,667	2,917	4,958
Power Distribution Inc, Common Stock	(l)	Capital Goods				2,076,923	2,077	467
Professional Plumbing Group Inc, Common Stock	(e)(l)	Materials				3,000,000	3,000	8,250
Ridgeback Resources Inc, Common Stock	(e)(l)(m)	Energy				817,308	5,022	3,885
Sequential Brands Group Inc., Common Stock	(e)(l)(s)	Consumer Durables & Apparel				408,685	5,517	523
Sorenson Communications LLC, Common Stock	(e)(l)	Telecommunication Services				43,796	—	33,620
SSC (Lux) Limited S.a r.l., Common Stock	(l)(m)	Health Care Equipment & Services				261,364	5,227	6,403
Sunnova Energy Corp, Common Stock	(l)	Energy				384,746	1,444	477
Sunnova Energy Corp, Preferred Stock	(l)	Energy				70,229	374	413
Swift Worldwide Resources Holdco Ltd, Common Stock	(l)	Energy				1,250,000	2,009	438
Templar Energy LLC, Common Stock	(e)(l)(p)(s)	Energy				717,718	6,101	404
Templar Energy LLC, Preferred Stock	(e)(l)(s)	Energy				475,758	4,751	1,189
Titan Energy LLC, Common Stock	(e)(l)(s)	Energy				200,039	6,321	20
Trace3 Inc, Common Stock	(l)	Software & Services				33,216	332	1,513
Warren Resources Inc, Common Stock	(l)(t)	Energy				2,371,337	11,145	6,995
White Star Petroleum LLC, Common Stock	(l)(p)	Energy				1,613,753	1,372	363
Zeta Interactive Holdings Corp, Preferred Stock, Series E-1	(l)	Software & Services				620,025	4,929	6,649
Zeta Interactive Holdings Corp, Preferred Stock, Series F	(l)	Software & Services				563,932	4,929	5,961
Zeta Interactive Holdings Corp, Warrant	(l)	Software & Services			4/20/27	84,590	—	247

Total Equity/Other							263,808	285,221

TOTAL INVESTMENTS—179.9%							$4,799,885	4,634,818

LIABILITIES IN EXCESS OF OTHER ASSETS—(79.9%)								(2,058,601)

NET ASSETS—100.0%								$2,576,217

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

A summary of outstanding financial instruments as of March 31, 2019 is as follows:

Interest rate swaps

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Depreciation
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(2,029)	$(2,029)
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.81%	12/18/2021	—	(1,154)	(1,154)
ING Capital Markets	$100,000	3-Month LIBOR	2.59%	1/14/2024	—	(1,654)	(1,654)
ING Capital Markets	$100,000	3-Month LIBOR	2.62%	1/14/2022	—	(902)	(902)

					$—	$(5,739)	$(5,739)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2019, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 2.60%, the Euro Interbank Offered Rate, or EURIBOR, was (0.31)%, Candian Dollar Offer Rate, or CDOR was 2.02%, and the U.S. Prime Lending Rate, or Prime, was 5.50%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 8).

(e)	Security or portion thereof held within Cobbs Creek LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 9).

(f)	Security or portion thereof held within Cooper River LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 9).

(g)

Security or portion thereof held within Darby Creek LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(h)	Security or portion thereof held within Juniata River LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, N.A. (see Note 9).

(i)	Security or portion thereof held within Green Creek LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with Goldman Sachs Bank USA (see Note 9).

(j)	Position or portion thereof unsettled as of March 31, 2019.

(k)	Security was on non-accrual status as of March 31, 2019.

(l)	Security is non-income producing.

(m)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of March 31, 2019, 89.5% of the Company’s total assets represented qualifying assets.

(n)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(o)	Security held within IC II American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security held within FSIC II Investments, Inc., a wholly-owned subsidiary of the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

(q)	Security held within IC II Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(r)	Security held within IC II Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(s)	Security is classified as Level 1 or Level 2 in the Company’s fair value hierarchy (see Note 8).

(t)

Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of March 31, 2019, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the three months ended March 31, 2019:

Portfolio Company	Fair Value at December 31, 2018	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at March 31, 2019	Interest Income(3)	PIK Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Advanced Lighting Technologies, Inc.	$9,125	$56	$(24)	$3	$(58)	$9,102	$234	$—	$—
H.M. Dunn Co., Inc.	7,022	—	—	—	(3,017)	4,005	—	—	—
MB Precision Holdings LLC	21,339	690	(497)	176	(339)	21,369	644	117	—
Warren Resources, Inc.	14,652	45	—	—	—	14,697	441	45	—
Senior Secured Loans—Second Lien
JW Aluminum Co.	—	—	—	—	—	—	—	—	—
Other Senior Secured Debt
Advanced Lighting Technologies, Inc.	3,630	—	—	—	(3,286)	344	—	—	—
JW Aluminum Co.	32,919	—	—	—	1,278	34,197	846	—	—
Mood Media Corp.	28,478	2,347	—	—	10	30,835	1,300	1,139	—
Equity/Other
Advanced Lighting Technologies, Inc., Common Equity	—	—	—	—	—	—	—	—	—
Advanced Lighting Technologies, Warrants, 10/4/2027	—	—	—	—	—	—	—	—	—
ASG Everglades Holdings, Inc., Common Equity	31,743	—	—	—	4,924	36,667	—	—	—
ASG Everglades Holdings, Inc., 6/27/2022, Warrants	7,364	—	—	—	1,998	9,362	—	—	—
HM Dunn Aerosystems, Inc., Preferred Equity, Series A	—	—	—	—	—	—	—	—	—
HM Dunn Aerosystems, Inc., Preferred Equity, Series B	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	43,890	1,874	—	—	4,066	49,830	1,802	1,774	—
MB Precision Holdings LLC, Class A-2 Units	—	—	—	—	—	—	—	—	—
MB Precision Holdings LLC, Preferred Stock	5,826	174	—	—	(2,461)	3,539	—	—	—
Mood Media Corp.	15,842	—	—	—	(4,936)	10,906	—	—	—
Warren Resources, Inc., Common Equity	5,573	—	—	—	1,422	6,995	—	—	—

Total	$227,403	$5,186	$(521)	$179	$(399)	$231,848	$5,267	$3,075	$—

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

(1)

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities of one or more new securities and the movement of an existing portfolio company into this category from a different category.

(2)

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(3)	Interest, PIK and fee income presented for the three months ended March 31, 2019.

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—128.3%
5 Arch Income Fund 2, LLC	(m)(q)	Diversified Financials	9.0%		11/18/23	$39,540	$39,561	$39,540
5 Arch Income Fund 2, LLC	(m)(n)(q)	Diversified Financials	9.0%		11/18/23	34,461	34,461	34,461
Abaco Energy Technologies LLC	(h)(i)(t)	Energy	L+700, 2.5% PIK (2.5% Max PIK)	1.0%	11/20/20	24,428	23,941	24,153
ABB CONCISE Optical Group LLC	(t)	Retailing	L+500	1.0%	6/15/23	2,769	2,779	2,658
Accuride Corp	(j)(t)	Capital Goods	L+525	1.0%	11/17/23	540	520	518
Acosta Holdco Inc	(h)(t)	Commercial & Professional Services	L+325	1.0%	9/26/21	6,644	5,383	4,081
Addison Holdings	(f)(g)(h)(i)	Commercial & Professional Services	L+675	1.0%	12/29/23	83,832	83,832	83,974
Advanced Lighting Technologies Inc	(h)(u)	Materials	L+750	1.0%	10/4/22	9,125	7,933	9,125
Advantage Sales & Marketing Inc	(i)(t)	Commercial & Professional Services	L+325	1.0%	7/23/21	15,370	14,681	13,654
Aleris International Inc	(h)(t)	Materials	L+475		2/27/23	1,367	1,354	1,358
All Systems Holding LLC	(g)(h)(i)	Commercial & Professional Services	L+767	1.0%	10/31/23	111,623	111,623	112,739
Altus Power America Inc	(i)	Energy	L+750	1.5%	9/30/21	3,183	3,183	3,087
Altus Power America Inc	(n)	Energy	L+750	1.5%	9/30/21	140	140	136
American Tire Distributors Inc	(t)	Automobiles & Components	L+750	1.0%	8/30/24	4,031	3,521	3,319
American Tire Distributors Inc	(t)	Automobiles & Components	L+650, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	634	593	593
Ammeraal Beltech Holding BV	(m)(t)	Capital Goods	E+375		7/30/25	€1,491	1,725	1,701
Apex Group Limited	(m)(n)	Diversified Financials	L+650		6/15/23	$2,302	2,238	1,970
Apex Group Limited	(f)(g)(m)	Diversified Financials	L+650	1.0%	6/15/25	15,565	15,271	14,948
Apex Group Limited	(m)(n)	Diversified Financials	L+650	1.0%	6/15/25	7,509	7,370	7,211
Apex Group Limited	(m)	Diversified Financials	L+650	1.0%	6/15/25	2,503	2,466	2,404
Apex Group Limited	(m)(n)	Diversified Financials	L+650	1.0%	6/15/25	3,754	3,699	3,606
Ascension Insurance Inc	(f)(g)(h)	Insurance	L+825	1.3%	3/5/19	77,635	77,567	77,635
Ascension Insurance Inc	(n)	Insurance	L+825	1.3%	3/5/19	27,800	27,800	27,800
Aspect Software Inc	(k)(l)	Software & Services	L+400, 6.5% PIK (6.5% Max PIK)		5/25/20	4,671	4,657	3,480
Aspect Software Inc	(h)(k)(l)	Software & Services	L+1100	1.0%	5/25/20	3,598	3,556	2,680
ATX Networks Corp	(f)(m)(t)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	1,852	1,839	1,759
ATX Networks Corp	(f)(i)(m)(t)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	24,804	24,368	23,564
AVF Parent LLC	(h)(i)	Retailing	L+725	1.3%	3/1/24	74,461	74,461	69,605
Belk Inc	(t)	Retailing	L+475	1.0%	12/12/22	22,635	19,743	18,366
Borden Dairy Co	(g)(h)	Food, Beverage & Tobacco	L+808	1.0%	7/6/23	52,500	52,500	47,738
Caprock Midstream LLC	(t)	Energy	L+475		11/3/25	6,046	5,916	5,638
Cimarron Energy Inc		Energy	L+900	1.0%	6/30/21	7,500	7,500	7,500
Constellis Holdings LLC/Constellis Finance Corp		Capital Goods	L+575	1.0%	4/1/22	47,325	46,621	46,615
CSafe Global		Capital Goods	L+725	1.0%	11/1/21	626	626	632
CSafe Global	(n)	Capital Goods	L+725	1.0%	11/1/21	5,635	5,635	5,691

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
CSafe Global	(f)(g)(h)	Capital Goods	L+725	1.0%	10/31/23	$53,605	$53,605	$54,141
CSM Bakery Products	(i)(t)	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	5,217	5,071	4,845
Dade Paper and Bag Co Inc	(f)(g)(h)(i)	Capital Goods	L+750	1.0%	6/10/24	135,734	135,734	133,019
Dade Paper and Bag Co Inc	(f)(g)(h)	Capital Goods	L+700	1.0%	6/10/24	17,312	17,312	16,620
Dayton Superior Corp	(i)(t)	Materials	L+800, 6.0% PIK (6.0% Max PIK)	1.0%	11/15/21	11,790	11,585	9,874
Diamond Resorts International Inc	(i)(t)	Consumer Services	L+375	1.0%	9/2/23	14,085	13,795	13,170
Distribution International Inc	(t)	Retailing	L+500	1.0%	12/15/21	3,398	3,247	3,024
Eagle Family Foods Inc	(n)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	4,126	4,084	3,516
Eagle Family Foods Inc	(g)(h)	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	27,368	27,082	26,950
Eagleclaw Midstream Ventures LLC	(i)(j)(t)	Energy	L+425	1.0%	6/24/24	11,455	10,917	10,747
EIF Van Hook Holdings LLC	(i)(t)	Energy	L+525		9/5/24	7,378	7,234	7,184
Empire Today LLC	(f)(g)(h)(i)	Retailing	L+700	1.0%	11/17/22	88,200	88,200	88,361
Fairway Group Holdings Corp	(k)(l)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	1,964	1,733	258
Fairway Group Holdings Corp	(h)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	3,072	3,072	2,984
Fairway Group Holdings Corp		Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	212	210	212
Fairway Group Holdings Corp	(n)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	455	455	455
Fairway Group Holdings Corp		Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	1,070	1,055	1,070
Foresight Energy LLC	(h)(m)(t)	Materials	L+575	1.0%	3/28/22	10,591	10,575	10,423
Fox Head Inc	(h)(i)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	5,051	5,051	4,989
Fox Head Inc	(h)(i)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	47,253	47,253	46,671
FullBeauty Brands Holdings Corp	(k)(l)(t)	Retailing	L+475	1.0%	10/14/22	4,910	4,574	1,495
Gulf Finance LLC	(i)(t)	Energy	L+525	1.0%	8/25/23	4,687	4,585	3,615
HM Dunn Co Inc	(h)(k)(l)(u)	Capital Goods	L+875 PIK (L+875 Max PIK)		6/30/21	43,885	38,571	7,022
Hudson Technologies Co	(h)(i)(m)	Commercial & Professional Services	L+1025	1.0%	10/10/23	50,717	50,286	36,262
Icynene Group Ltd	(f)(h)(i)	Materials	L+700	1.0%	11/30/24	35,640	35,640	34,656
Industrial Group Intermediate Holdings LLC	(f)(g)(h)(i)	Materials	L+800	1.3%	5/31/20	118,840	118,840	118,098
Industry City TI Lessor LP	(h)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	11,522	11,522	11,522
JAKKS Pacific Inc	(h)	Consumer Durables & Apparel	L+900	1.5%	6/14/21	2,793	2,775	2,803
JC Penney Corp Inc	(m)(t)	Retailing	L+425	1.0%	6/23/23	1,205	1,149	1,034
JHC Acquisition LLC	(f)(g)(h)	Capital Goods	L+750	1.0%	1/29/24	121,947	121,947	121,947
JHC Acquisition LLC	(n)	Capital Goods	L+750	1.0%	1/29/24	35,269	35,268	35,269
Jo-Ann Stores Inc	(i)(t)	Retailing	L+500	1.0%	10/20/23	5,013	5,004	4,794

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Jostens Inc	(j)(t)	Consumer Services	L+550		12/19/25	$3,663	$3,552	$3,574
JSS Holdings Ltd	(f)(h)(i)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	72,696	72,140	74,877
Kodiak BP LLC	(g)(h)(i)	Capital Goods	L+725	1.0%	12/1/24	110,681	110,681	108,329
Kodiak BP LLC	(n)	Capital Goods	L+725	1.0%	12/1/24	9,849	9,849	9,639
Lazard Global Compounders Fund	(m)	Diversified Financials	L+725	3.8%	4/1/26	38,356	38,356	38,644
Lazard Global Compounders Fund	(m)(n)	Diversified Financials	L+725	3.8%	4/1/26	6,644	6,644	6,694
LD Intermediate Holdings Inc	(i)(t)	Software & Services	L+588	1.0%	12/9/22	16,150	15,058	14,656
MB Precision Holdings LLC	(g)(h)(k)(l)(u)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.3%	1/23/21	21,339	20,364	21,339
Mitel US Holdings Inc	(i)(t)	Technology Hardware & Equipment	L+450		11/30/25	4,559	4,548	4,431
Monitronics International Inc	(j)(m)(t)	Commercial & Professional Services	L+550	1.0%	9/30/22	3,838	3,702	3,442
Murray Energy Corp	(h)	Energy	L+900	1.0%	2/12/21	10,891	10,824	10,842
NaviHealth Inc.	(i)(j)(t)	Health Care Equipment & Services	L+500		8/1/25	15,111	14,437	14,318
North Haven Cadence Buyer Inc	(n)	Consumer Services	L+500	1.0%	9/2/21	2,625	2,625	2,625
North Haven Cadence Buyer Inc	(h)	Consumer Services	L+777	1.0%	9/2/24	14,762	14,762	14,614
North Haven Cadence Buyer Inc	(h)(i)	Consumer Services	L+798	1.0%	9/2/24	51,187	51,187	50,676
North Haven Cadence Buyer Inc	(n)	Consumer Services	L+650	1.0%	9/2/24	10,500	10,500	10,395
P2 Energy Solutions, Inc.	(t)	Energy	L+400	1.3%	10/30/20	74	73	71
PAE Holding Corp	(j)(t)	Capital Goods	L+550	1.0%	10/20/22	9	9	9
Panda Liberty LLC	(f)(g)(t)	Energy	L+650	1.0%	8/21/20	11,515	11,525	10,383
Peak 10 Holding Corp	(j)(t)	Telecommunication Services	L+325	1.0%	8/1/24	8,965	8,329	8,181
PHRC License LLC	(g)(h)	Consumer Services	L+850, 0.3% PIK (0.3% Max PIK)	1.5%	4/28/22	66,842	66,842	68,262
Power Distribution Inc	(f)(i)	Capital Goods	L+725	1.3%	1/25/23	44,021	44,021	44,021
Production Resource Group LLC	(f)(g)(h)(i)	Media	L+700	1.0%	8/21/24	207,992	207,992	204,352
Propulsion Acquisition LLC	(f)(h)(i)(t)	Capital Goods	L+600	1.0%	7/13/21	58,267	56,734	57,684
PSKW LLC	(f)(h)	Health Care Equipment & Services	L+850	1.0%	11/25/21	56,025	55,983	56,166
Reliant Rehab Hospital Cincinnati LLC	(h)	Health Care Equipment & Services	L+675	1.0%	8/30/24	55,015	54,490	54,850
Roadrunner Intermediate Acquisition Co LLC	(f)	Health Care Equipment & Services	L+675	1.0%	3/15/23	7,165	7,165	6,673
Rogue Wave Software Inc	(h)	Software & Services	L+843	1.0%	9/25/21	72,434	72,434	72,343
Safariland LLC	(g)(h)	Capital Goods	L+765	1.1%	11/18/23	70,234	70,234	62,947
Savers Inc	(t)	Retailing	L+375	1.3%	7/9/19	1,539	1,529	1,473
Sequa Corp	(i)(j)(t)	Materials	L+500	1.0%	11/28/21	18,467	18,212	17,705
Sequel Youth & Family Services LLC	(h)	Health Care Equipment & Services	L+700	1.0%	9/1/23	12,229	12,229	12,448
Sequel Youth & Family Services LLC	(f)(h)(i)	Health Care Equipment & Services	L+800		9/1/23	70,000	70,000	71,247
Sequential Brands Group Inc.	(g)(h)(i)	Consumer Durables & Apparel	L+875		2/7/24	118,929	116,976	118,929
SI Group Inc	(j)(t)	Materials	L+475		10/15/25	2,922	2,814	2,820
SIRVA Worldwide Inc	(i)(t)	Commercial & Professional Services	L+550		8/2/25	2,776	2,737	2,728
Sorenson Communications LLC	(f)(g)(h)(j)(t)	Telecommunication Services	L+575	2.3%	4/30/20	107,393	107,217	106,991

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
SSC (Lux) Limited S.a r.l.	(g)(h)(i)(m)	Health Care Equipment & Services	L+750	1.0%	9/10/24		$104,545	$104,545	$105,591
Staples Canada	(m)	Retailing	L+700	1.0%	9/12/24	C$	56,874	44,009	42,101
Strike LLC	(i)(t)	Energy	L+800	1.0%	11/30/22		$4,285	4,191	4,290
Sungard Availability Services Capital Inc	(f)(t)	Software & Services	L+700	1.0%	9/30/21		10,336	10,266	8,827
Sungard Availability Services Capital Inc	(t)	Software & Services	L+1000	1.0%	10/1/22		962	918	933
Sutherland Global Services Inc	(h)(i)(j)(m)(t)	Software & Services	L+538	1.0%	4/23/21		10,564	10,143	9,974
Sutherland Global Services Inc	(h)(i)(j)(m)(t)	Software & Services	L+538	1.0%	4/23/21		2,459	2,361	2,322
Swift Worldwide Resources Holdco Ltd	(f)(g)	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	7/20/21		19,492	19,492	19,492
Tangoe LLC		Software & Services	L+650	1.0%	11/28/25		52,024	51,511	51,504
Team Health Inc	(j)(t)	Health Care Equipment & Services	L+275	1.0%	2/6/24		78	71	70
Trace3 Inc	(f)(g)(h)(i)	Diversified Financials	L+675	1.0%	8/5/24		161,585	161,585	159,970
Virgin Pulse Inc	(h)(i)	Software & Services	L+650	1.0%	5/22/25		79,891	79,290	77,407
Vivint Inc	(i)(t)	Commercial & Professional Services	L+500		4/1/24		18,583	18,537	18,111
Warren Resources Inc	(h)(u)	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20		14,652	14,652	14,652
York Risk Services Group Inc	(t)	Insurance	L+375	1.0%	10/1/21		980	975	919
Zeta Interactive Holdings Corp	(f)(h)	Software & Services	L+750	1.0%	7/29/22		37,112	37,112	37,483
Zeta Interactive Holdings Corp	(n)	Software & Services	L+750	1.0%	7/29/22		6,571	6,571	6,637

Total Senior Secured Loans—First Lien								3,539,497	3,450,630
Unfunded Loan Commitments								(157,339)	(157,339)

Net Senior Secured Loans—First Lien								3,382,158	3,293,291

Senior Secured Loans—Second Lien—13.0%
Access CIG LLC	(t)	Software & Services	L+775		2/27/26		1,326	1,342	1,314
Advantage Sales & Marketing Inc	(t)	Commercial & Professional Services	L+650	1.0%	7/25/22		2,291	2,039	1,815
American Bath Group LLC	(i)(t)	Capital Goods	L+975	1.0%	9/30/24		7,000	6,588	6,965
Ammeraal Beltech Holding BV	(m)	Capital Goods	L+800		7/27/26		52,309	51,285	51,183
Arena Energy LP	(f)(h)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21		25,872	25,872	25,872
Bellatrix Exploration Ltd	(m)	Energy	8.5%		7/26/23		4,500	4,076	3,979
Bellatrix Exploration Ltd	(m)	Energy	8.5%		7/26/23		1,872	1,872	1,866
Bellatrix Exploration Ltd	(m)(n)	Energy	8.5%		7/26/23		624	624	622
Byrider Finance LLC		Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20		29,695	29,695	29,138
Catalina Marketing Corp	(i)(k)(l)(t)	Media	L+675	1.0%	4/11/22		10,000	9,958	237
Chisholm Oil & Gas Operating LLC	(h)	Energy	L+800	1.0%	3/21/24		16,000	16,000	15,811
Crossmark Holdings Inc	(i)(k)(l)(t)	Media	L+750	1.3%	12/21/20		7,778	7,786	311
Envigo Laboratories Inc	(h)(t)	Health Care Equipment & Services	L+775		4/29/20		3,272	3,189	3,051

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Fairway Group Holdings Corp	(k)(l)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	$1,744	$1,520	$—
Grocery Outlet Inc	(t)	Food & Staples Retailing	L+725		10/22/26	2,287	2,265	2,273
Gruden Acquisition Inc	(h)(t)	Transportation	L+850	1.0%	8/18/23	15,000	14,511	15,038
Jazz Acquisition Inc	(f)(t)	Capital Goods	L+675	1.0%	6/19/22	3,700	3,729	3,460
LBM Borrower LLC	(f)(i)(j)(t)	Capital Goods	L+925	1.0%	8/20/23	29,332	29,090	28,746
One Call Care Management Inc	(h)	Insurance	L+375, 6.0% PIK (6.0% Max PIK)		4/11/24	12,472	12,362	11,946
OPE Inmar Acquisition Inc	(i)(t)	Software & Services	L+800	1.0%	5/1/25	2,615	2,583	2,589
P2 Energy Solutions, Inc.	(i)(t)	Energy	L+800	1.0%	4/30/21	14,500	14,614	13,920
Paradigm Acquisition Corp	(t)	Health Care Equipment & Services	L+750		10/26/26	1,599	1,595	1,607
Peak 10 Holding Corp	(i)(j)(t)	Telecommunication Services	L+725	1.0%	8/1/25	5,814	5,630	5,247
Pure Fishing Inc		Consumer Durables & Apparel	L+838	1.0%	12/31/26	46,828	46,362	46,359
Rise Baking Company	(i)	Food, Beverage & Tobacco	L+800	1.0%	8/9/26	17,990	17,817	17,822
Sequa Corp	(i)(t)	Materials	L+900	1.0%	4/28/22	7,462	7,416	7,089
SIRVA Worldwide Inc	(i)(t)	Commercial & Professional Services	L+950		8/2/26	2,494	2,312	2,207
SMG/PA	(j)(t)	Consumer Services	L+700		1/23/26	3,641	3,671	3,599
Spencer Gifts LLC	(i)(t)	Retailing	L+825	1.0%	6/29/22	20,000	20,063	17,100
Titan Energy LLC	(h)(k)(l)	Energy	L+1300 PIK (L+1300 Max PIK)	1.0%	2/23/20	89,408	67,595	8,316
WireCo WorldGroup Inc	(t)	Capital Goods	L+900	1.0%	9/30/24	5,115	5,178	5,128

Total Senior Secured Loans—Second Lien							418,639	334,610
Unfunded Loan Commitments							(624)	(624)

Net Senior Secured Loans—Second Lien							418,015	333,986

Other Senior Secured Debt—7.7%
Advanced Lighting Technologies Inc	(k)(l)(u)	Materials	L+700, 10.0% PIK (10.0% Max PIK)	1.0%	10/4/23	11,342	10,663	3,630
Akzo Nobel Specialty Chemicals	(m)(t)	Materials	8.0%		10/1/26	2,019	2,019	1,890
Artesyn Embedded Technologies Inc	(t)	Technology Hardware & Equipment	9.8%		10/15/20	1,574	1,518	1,456
Black Swan Energy Ltd	(m)	Energy	9.0%		1/20/24	1,333	1,333	1,286
Boyne USA Inc	(t)	Consumer Services	7.3%		5/1/25	44	46	46
DJO Finance LLC/DJO Finance Corp	(t)	Health Care Equipment & Services	8.1%		6/15/21	6,838	6,886	7,060
FourPoint Energy LLC	(h)(i)	Energy	9.0%		12/31/21	46,313	45,107	45,502
Genesys Telecommunications Laboratories Inc	(t)	Technology Hardware & Equipment	10.0%		11/30/24	144	159	152
Global A&T Electronics Ltd	(i)(m)(t)	Semiconductors & Semiconductor Equipment	8.5%		1/12/23	15,949	16,079	14,155
JC Penney Corp Inc	(j)(m)(t)	Retailing	5.7%		6/1/20	126	117	101
JW Aluminum Co	(h)(t)(u)	Materials	10.3%		6/1/26	33,001	33,001	32,919
Lycra	(m)(t)	Consumer Durables & Apparel	7.5%		5/1/25	3,659	3,687	3,444

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Mood Media Corp	(h)(u)	Media	L+1400 PIK (L+1400 Max PIK)	1.0%	6/28/24	$28,478	$28,383	$28,478
Numericable-SFR	(m)(t)	Software & Services	8.1%		2/1/27	917	917	869
Pattonair Holdings Ltd	(m)(t)	Capital Goods	9.0%		11/1/22	4,111	4,252	4,153
Ply Gem Holdings Inc	(t)	Capital Goods	8.0%		4/15/26	7,807	7,453	7,182
Sorenson Communications LLC	(h)(t)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	7,058	6,952	6,987
Sunnova Energy Corp		Energy	6.0%, 6.0% PIK (6.0% Max PIK)		7/31/19	1,123	1,123	1,116
Talos Production LLC	(h)(t)	Energy	11.0%		4/3/22	4,500	4,701	4,376
Velvet Energy Ltd	(i)(m)	Energy	9.0%		10/5/23	15,000	15,000	15,120
Vivint Inc	(h)(t)	Commercial & Professional Services	7.6%		9/1/23	7,309	6,707	5,981
Vivint Inc	(h)(t)	Commercial & Professional Services	7.9%		12/1/22	11,307	11,078	10,713

Total Other Senior Secured Debt							207,181	196,616

Subordinated Debt—8.6%
All Systems Holding LLC		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	206	206	206
Ascent Resources Utica Holdings LLC/ARU Finance Corp	(h)(i)(t)	Energy	10.0%		4/1/22	26,026	26,026	26,635
Aurora Diagnostics Holdings LLC/Aurora Diagnostics Financing Inc	(h)(t)	Health Care Equipment & Services	12.3%, 1.5% PIK (1.5% Max PIK)		1/15/20	6,235	5,951	6,235
Avantor Inc	(i)(t)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%		10/1/25	20,000	20,000	20,012
Byrider Finance LLC		Automobiles & Components	20.0% PIK (20.0% Max PIK)		3/31/22	1,458	1,458	1,458
CEC Entertainment Inc	(t)	Consumer Services	8.0%		2/15/22	18,510	18,397	16,659
ClubCorp Club Operations Inc	(h)(t)	Consumer Services	8.5%		9/15/25	10,733	10,361	9,660
Diamond Resorts International Inc	(t)	Consumer Services	10.8%		9/1/24	3,048	3,191	2,751
Eclipse Resources Corp	(m)(t)	Energy	8.9%		7/15/23	9,175	9,049	7,879
Great Lakes Dredge & Dock Corp	(m)(t)	Capital Goods	8.0%		5/15/22	5,276	5,276	5,364
Intelsat Jackson Holdings SA	(m)(t)	Media	5.5%		8/1/23	5,752	5,178	5,058
Ken Garff Automotive LLC	(t)	Retailing	7.5%		8/15/23	6,004	6,055	5,959
Lazard Global Compounders Fund	(m)(n)	Diversified Financials	L+650	4.5%	9/15/25	15,000	15,000	14,682
LifePoint Hospitals Inc	(t)	Health Care Equipment & Services	9.8%		12/1/26	7,656	7,571	7,295
Logan’s Roadhouse Inc	(l)	Consumer Services			11/1/24	4,907	4,857	4,855
PF Chang’s China Bistro Inc	(h)(i)(t)	Consumer Services	10.3%		6/30/20	28,977	28,320	26,460
Quorum Health Corp	(t)	Health Care Equipment & Services	11.6%		4/15/23	2,566	2,554	2,446
Sorenson Communications LLC	(h)(t)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	5,364	5,170	5,498
SRS Distribution Inc	(h)(t)	Capital Goods	8.3%		7/1/26	11,667	11,476	10,734
Stars Group Holdings BV	(m)(t)	Consumer Services	7.0%		7/15/26	1,438	1,438	1,398

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sungard Availability Services Capital Inc	(t)	Software & Services	8.8%		4/1/22	$5,900	$4,860	$1,322
Team Health Inc	(t)	Health Care Equipment & Services	6.4%		2/1/25	6,901	5,958	5,633
Vertiv Group Corp	(h)(t)	Technology Hardware & Equipment	9.3%		10/15/24	16,584	16,411	14,760
Vivint Inc	(h)(t)	Commercial & Professional Services	8.8%		12/1/20	7,602	7,328	7,250
York Risk Services Group Inc	(h)(i)(t)	Insurance	8.5%		10/1/22	38,070	35,701	26,649

Total Subordinated Debt							257,792	236,858
Unfunded Debt Commitments							(15,000)	(15,000)

Net Subordinated Debt							242,792	221,858

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Cost	Fair Value(d)
Asset Based Finance—1.8%
Altus Power America Inc, Preferred Stock	(r)	Energy	9.0%, 5.0% PIK		10/3/23	1,060,975	$1,061	$1,045
CGMS CLO 2013-3A Class Subord., 7/15/2025	(m)	Diversified Financials	27.8%		7/15/25	$23,263	9,222	12,050
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	$986	971	986
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	$6,267	6,174	6,267
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	$1,295	1,276	1,295
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	$1,219	1,201	1,219
Global Jet Capital LLC, Structured Mezzanine	(e)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	$7,287	7,179	7,287
Global Jet Capital LLC, Structured Mezzanine	(e)(m)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	$1,712	1,687	1,712
Global Jet Capital LLC, Structured Mezzanine	(e)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	$219	216	219
Global Jet Capital LLC, Structured Mezzanine	(e)(m)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	$1,253	1,234	1,253
Global Jet Capital LLC, Structured Mezzanine	(e)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	$625	616	625
Global Jet Capital LLC, Structured Mezzanine	(e)(m)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	$146	143	146
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	$2,332	2,298	2,332
NewStar Clarendon 2014-1A Class Subord. B	(m)	Diversified Financials	L+435		1/25/27	$1,060	1,014	1,055

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Cost	Fair Value(d)
NewStar Clarendon 2014-1A Class D	(m)	Diversified Financials	13.2%		1/25/27	12,140	$7,758	$8,661

Total Asset Based Finance							42,050	46,152

Equity/Other—10.4%
5 Arch Income Fund 2, LLC, Common Stock	(m)(p)	Diversified Financials				8,000	197	400
Abaco Energy Technologies LLC, Common Equity	(l)	Energy				3,055,556	3,056	1,299
Abaco Energy Technologies LLC, Preferred Equity	(l)	Energy				12,734,481	637	6,686
Advanced Lighting Technologies Inc, Common Stock	(l)(u)	Materials				265,747	7,471	—
Advanced Lighting Technologies Inc, Warrant	(l)(u)	Materials			10/4/27	4,189	39	—
All Systems Holding LLC, Common Stock		Commercial & Professional Services				124	1,201	1,384
Altus Power America Inc, Common Stock	(l)	Energy				462,008	462	81
Ascent Resources Utica Holdings LLC/ARU Finance Corp, Common Stock	(o)	Energy				13,555,557	12,900	3,768
Ascent Resources Utica Holdings LLC/ARU Finance Corp, Trade Claim	(o)	Energy				115,178,572	25,800	32,020
ASG Technologies, Common Stock	(l)(u)	Software & Services				625,178	13,475	31,743
ASG Technologies, Warrants	(l)(u)	Software & Services			6/27/22	253,704	7,231	7,364
Aspect Software Inc, Common Stock	(l)	Software & Services				38,574	9,932	—
ATX Networks Corp, Common Stock	(l)(m)	Technology Hardware & Equipment				72,635	116	56
Aurora Diagnostics Holdings LLC/Aurora Diagnostics Financing Inc, Warrant	(h)(l)	Health Care Equipment & Services			5/25/27	94,193	686	135
Australis Maritime, Private Equity	(l)(m)	Transportation				—	1,136	1,136
Byrider Finance LLC, Common Stock	(l)	Automobiles & Components				1,389	—	—
Chisholm Oil & Gas Operating LLC, Series A Units	(l)(p)	Energy				75,000	75	32
Cimarron Energy Inc, Common Stock	(l)	Energy				4,302,293	3,950	194
Cimarron Energy Inc, Participation Option	(l)	Energy				25,000,000	1,289	1,125
CSafe Global, Common Stock	(l)	Capital Goods				417,400	417	584
Eastman Kodak Co, Common Stock	(l)(t)	Consumer Durables & Apparel				354	7	1
Empire Today LLC, Common Stock	(l)	Retailing				411	1,227	1,189
Envigo Laboratories Inc, Warrant	(h)(l)(t)	Health Care Equipment & Services			4/29/24	10,924	—	—
Envigo Laboratories Inc, Warrant	(h)(l)(t)	Health Care Equipment & Services			4/29/24	17,515	—	—
Fairway Group Holdings Corp, Common Stock	(l)	Food & Staples Retailing				31,626	1,016	—
FourPoint Energy LLC, Common Stock, Class C-II-A Units	(l)(p)	Energy				13,000	13,000	2,909
FourPoint Energy LLC, Common Stock, Class D Units	(l)(p)	Energy				2,437	1,610	551
FourPoint Energy LLC, Common Stock, Class E-II Units	(l)(p)	Energy				29,730	7,432	6,652
FourPoint Energy LLC, Common Stock, Class E-III Units	(l)(p)	Energy				43,875	10,969	9,817
Fox Head Inc, Common Stock	(e)(l)	Consumer Durables & Apparel				8,857,143	8,857	3,947
Global Jet Capital LLC, Preferred Stock	(e)(l)	Commercial & Professional Services				5,385,440	5,386	754
Global Jet Capital LLC, Preferred Stock	(e)(l)(m)	Commercial & Professional Services				843,426	843	118
Harvest Oil & Gas Corp, Common Stock	(e)(l)(t)	Energy				7,161	158	129
Harvey Industries Inc, Common Stock	(l)	Capital Goods				666,667	667	1,350

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Cost	Fair Value(d)
HM Dunn Co Inc, Preferred Stock, Series A	(h)(l)(u)	Capital Goods				12,857	—	—
HM Dunn Co Inc, Preferred Stock, Series B	(h)(l)(u)	Capital Goods				12,857	—	—
Industrial Group Intermediate Holdings LLC, Common Stock	(l)(p)	Materials				2,678,947	2,679	1,607
JHC Acquisition LLC, Common Stock	(l)	Capital Goods				1,449	1,449	1,946
JSS Holdings Ltd, Net Profits Interest	(l)	Capital Goods				—	—	471
JW Aluminum Co, Common Stock	(e)(i)(l)(u)	Materials				548	—	—
JW Aluminum Co, Preferred Stock	(e)(i)(u)	Materials	12.5% PIK		11/17/25	4,869	32,040	43,890
MB Precision Holdings LLC, Class A-2 Units	(g)(h)(l)(u)	Capital Goods				6,655,178	2,288	—
MB Precision Holdings LLC, Preferred Stock	(g)(h)(l)(p)(u)	Capital Goods				41,778,909	8,600	5,826
Mood Media Corp, Common Stock	(l)(u)	Media				17,400,835	12,644	15,842
North Haven Cadence Buyer Inc, Common Equity	(l)	Consumer Services				2,916,667	2,917	4,448
Power Distribution Inc, Common Stock	(l)	Capital Goods				2,076,923	2,077	1,090
Professional Plumbing Group Inc, Common Stock	(e)(l)	Capital Goods				3,000,000	3,000	7,800
Ridgeback Resources Inc, Common Stock	(e)(l)(m)(s)	Energy				817,308	5,022	4,043
Sequential Brands Group Inc., Common Stock	(e)(l)(t)	Consumer Durables & Apparel				408,685	5,517	327
Sorenson Communications LLC, Common Stock	(e)(l)	Telecommunication Services				43,796	—	36,026
SSC (Lux) Limited S.a r.l., Common Stock	(l)(m)	Health Care Equipment & Services				261,364	5,227	6,403
Sunnova Energy Corp, Common Stock	(l)	Energy				384,746	1,444	—
Sunnova Energy Corp, Preferred Stock	(l)	Energy				70,229	374	385
Swift Worldwide Resources Holdco Ltd, Common Stock	(l)	Energy				1,250,000	2,009	625
Templar Energy LLC, Common Stock	(e)(l)(p)(t)	Energy				717,718	6,101	449
Templar Energy LLC, Preferred Stock	(e)(l)(t)	Energy				475,758	4,751	1,427
Titan Energy LLC, Common Stock	(e)(l)(t)	Energy				200,040	6,321	60
Trace3 Inc, Common Stock		Diversified Financials				33,216	332	616
Warren Resources Inc, Common Stock	(l)(u)	Energy				2,371,337	11,145	5,573
White Star Petroleum LLC	(l)(p)	Energy				1,613,753	1,372	524
Zeta Interactive Holdings Corp, Preferred Stock, Series E-1	(l)	Software & Services				620,025	4,929	6,519
Zeta Interactive Holdings Corp, Preferred Stock, Series F	(l)	Software & Services				563,932	4,929	5,816
Zeta Interactive Holdings Corp, Warrant	(l)	Software & Services			4/20/27	84,590	—	240

Total Equity/Other							268,409	267,377

TOTAL INVESTMENTS—169.8%							$4,560,605	4,359,280

LIABILITIES IN EXCESS OF ASSETS—(69.8%)								(1,791,871)

NET ASSETS—100.0%								$2,567,409

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

A summary of outstanding financial instruments as of December 31, 2018 is as follows:

Interest rate swaps

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Depreciation
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(1,090)	$(1,090)
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.81%	12/18/2021	—	(653)	(653)

					$—	$(1,743)	$(1,743)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2018, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 2.81%, and the U.S. Prime Lending Rate, or Prime, was 5.50%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of underlying investment.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 8).

(e)	Security or portion thereof held within Cobbs Creek LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 9).

(f)	Security or portion thereof held within Cooper River LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 9).

(g)

Security or portion thereof held within Darby Creek LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(h)	Security or portion thereof held within Juniata River LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, N.A. (see Note 9).

(i)	Security or portion thereof held within Green Creek LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with Goldman Sachs Bank USA (see Note 9).

(j)	Position or portion thereof unsettled as of December 31, 2018.

(k)	Security was on non-accrual status as of December 31, 2018.

(l)	Security is non-income producing.

(m)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2018, 88.2% of the Company’s total assets represented qualifying assets.

(n)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(o)	Security held within IC II American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security held within FSIC II Investments, Inc., a wholly-owned subsidiary of the Company.

(q)	Security held within IC II Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(r)	Security held within IC II Altus Investments, LLC, a wholly-owned subsidiary of the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

(s)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars at an exchange rate of CAD $1.00 to $0.73 as of December 31, 2018.

(t)	Security is classified as Level 1 or Level 2 in the Company’s fair value hierarchy (see Note 8).

(u)

Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2018, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the year ended December 31, 2018:

Portfolio Company	Fair Value at December 31, 2017	Transfers In or Out	Purchases and Paid-in-Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income(1)	PIK Income(1)	Fee Income(1)
Senior Secured Loans—First Lien
Advanced Lighting Technologies, Inc.	$9,218	$—	$—	$(92)	$223	$13	$(237)	$9,125	$1,119	$—	$—
H.M. Dunn Co., Inc.(2)	—	64,286	—	—	—	(25,715)	(31,549)	7,022	1,656	—	—
Logan’s Roadhouse, Inc.(3)	4,669	—	2,223	(6,875)	—	(25)	8	—	17	710	—
Logan’s Roadhouse, Inc.	—	—	1,347	(1,333)	—	(14)	—	—	529	529	—
MB Precision Holdings LLC(2)	—	64,367	710	(12,581)	—	(32,132)	975	21,339	3,507	—	—
Warren Resources, Inc.	43,613	—	170	(28,068)	—	—	(1,063)	14,652	1,939	170	1,123
Senior Secured Loans—Second Lien
JW Aluminum Co.	34,382	—	—	(33,874)	1	7	(516)	—	1,492	—	—
Logan’s Roadhouse, Inc.	6,771	—	194	(1,839)	6	(13,001)	7,869	—	188	194	—
Other Senior Secured Debt
Advanced Lighting Technologies, Inc.	10,278	—	646	(261)	—	—	(7,033)	3,630	1,182	646	—
JW Aluminum Co.	—	—	33,001	—	—	—	(82)	32,919	1,983	—	—
Mood Media Corp.	23,219	—	5,274	—	5	—	(20)	28,478	4,429	1,901	—
Equity/Other
Advanced Lighting Technologies, Inc., Common Equity	5,900	—	—	—	—	—	(5,900)	—	—	—	—
Advanced Lighting Technologies, Warrants, 10/4/2027	26	—	—	—	—	—	(26)	—	—	—	—
ASG Everglades Holdings, Inc., Common Equity	30,727	—	—	—	—	—	1,016	31,743	—	—	—
ASG Everglades Holdings, Inc., 6/27/2022, Warrants	6,951	—	—	—	—	—	413	7,364	—	—	—
HM Dunn Aerosystems, Inc., Preferred Equity, Series A(2)	—	—	—	—	—	—	—	—	—	—	—
HM Dunn Aerosystems, Inc., Preferred Equity, Series B(2)	—	—	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	15,074	—	18,992	—	210	—	9,614	43,890	5,632	4,785	—
MB Precision Holdings LLC, Class A-2 Units(2)	—	2,288	—	—	—	—	(2,288)	—	—	—	—
MB Precision Holdings LLC, Preferred Stock	—	—	8,600	—	—	—	(2,774)	5,826	—	—	—
Mood Media Corp.	28,659	—	—	—	—	—	(12,817)	15,842	—	—	—
Roadhouse Holding Inc., Common Equity	—	—	—	—	—	(4,657)	4,657	—	—	—	—
Warren Resources, Inc., Common Equity	4,031	—	—	—	—	—	1,542	5,573	—	—	—

Total	$223,518	$130,941	$71,157	$(84,923)	$445	$(75,524)	$(38,211)	$227,403	$23,673	$8,935	$1,123

(1)	Interest, PIK and fee income presented for the year ended December 31, 2018.

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

(2)

The Company held this investment as of December 31, 2017 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2017. Transfers in or out have been presented at amortized cost.

(3)	Security includes a partially unfunded commitment as of December 31, 2017 with an amortized cost of $760 and a fair value of $752.

See notes to unaudited consolidated financial statements.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation II, or the Company, was incorporated under the general corporation laws of the State of Maryland on July 13, 2011 and formally commenced investment operations on June 18, 2012. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2019, the Company had various wholly-owned subsidiaries, including special purpose financing subsidiaries and subsidiaries through which it holds interests in portfolio companies. The unaudited consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of March 31, 2019. All significant intercompany transactions have been eliminated in consolidation. Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Company’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, a portion of the Company’s portfolio may be comprised of equity and equity-related securities, corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps.

The Company is externally managed by FS/KKR Advisor, LLC, or the Advisor, pursuant to an investment advisory and administrative services agreement, dated as of April 9, 2018, or the investment advisory and administrative services agreement. On April 9, 2018, GSO/Blackstone Debt Funds Management LLC, or GDFM, resigned as the investment sub-adviser to the Company and terminated the investment sub-advisory agreement, or the investment sub-advisory agreement, between FSIC II Advisor, LLC, or FSIC II Advisor, and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, on April 9, 2018, the Company entered into the investment advisory and administrative services agreement, which replaced an investment advisory and administrative services agreement, dated February 8, 2012, or the FSIC II Advisor investment advisory and administrative services agreement, by and between the Company and FSIC II Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2018 included in the Company’s annual report on Form 10-K for the year ended December 31, 2018. Operating results for the three months ended March 31, 2019 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019. The December 31, 2018 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2018. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification, or ASC, Topic 946, Financial Services—Investment Companies.

Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capital Gains Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees previously paid by the Company. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fees as if it were due and payable as of the end of such period.

The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the investment advisory and administrative services agreement, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.75% per quarter (1.875% under the FSIC II Advisor investment advisory and administrative services agreement), or an annualized hurdle rate of 7.0% (7.5% under the FSIC II Advisor investment advisory and administrative services agreement). For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for distributions paid to stockholders from proceeds of non-liquidating dispositions of the Company’s investments and amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, the Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75% (1.875% under the FSIC II Advisor investment advisory and administrative services agreement). Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually (2.34375%, or 9.375% annually under the FSIC II Advisor investment advisory and administrative services agreement), of the Company’s adjusted capital. Thereafter, the Advisor will be entitled to receive 20.0% of the pre-incentive fee net investment income.

Reclassifications: Certain amounts in the unaudited consolidated financial statements as of and for the three months ended March 31, 2018 and the audited consolidated financial statements as of and for the year ended December 31, 2018 may have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements as of and for the three months ended March 31, 2019.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. Distributions received from limited liability company (“LLC”) and limited partnership (“LP”) investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the three months ended March 31, 2019, the Company recognized $6,105 in structuring fee revenue. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Derivative Instruments: The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result, the Company presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gains (losses) on derivative instruments in the consolidated statements of operations. As of March 31, 2019, the Company’s derivative instruments included interest rate swaps.

Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update 2018-13, Fair Value Measurement—Disclosures Framework—Changes to Disclosure Requirements for Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company is currently evaluating the impact of ASU 2018-13 on its financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019		2018
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	3,191,361	$25,694	3,316,098	$28,959
Share Repurchase Program	(3,297,056)	(26,541)	(3,408,305)	(29,993)

Net Proceeds from Share Transactions	(105,695)	$(847)	(92,207)	$(1,034)

During the period from April 1, 2019 to May 10, 2019, the Company issued 1,034,362 shares of common stock pursuant to its distribution reinvestment plan, or DRP, for gross proceeds of $8,326,614 at an average price per share of $8.05. For additional information regarding the terms of the DRP, see Note 5.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares of common stock or portions thereof; and

•	the condition of the securities markets.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Historically, the Company limited the number of shares of common stock to be repurchased during any calendar year to the lesser of (i) the number of shares of common stock that the Company could repurchase with the proceeds it received from the issuance of shares of common stock under the DRP and (ii) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 8, 2017, the board of directors of the Company amended the share repurchase program. As amended, the Company limits the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that the Company can repurchase with the proceeds it has received from the sale of shares of common stock under the DRP during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (the Company refers to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that the Company can repurchase with the proceeds it received from the sale of shares of common stock under the DRP during the three-month period ending on the date the applicable repurchase offer expires (the Company refers to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. The actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice.

Under the Company’s share repurchase program, the Company intends to offer to repurchase shares of common stock at a price equal to the price at which shares of common stock are issued pursuant to the DRP on the distribution date coinciding with the applicable share repurchase date. The price at which shares of common stock are issued under the DRP is determined by the Company’s board of directors or a committee thereof, in its sole discretion, and will be (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment date of the distribution and (ii) not more than 2.5% greater than the net asset value per share as of such date.

The following table provides information concerning the Company’s repurchases of shares of common stock pursuant to its share repurchase program during the three months ended March 31, 2019 and 2018:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
December 31, 2017	January 12, 2018	3,408,305	28.0%	1.04%	$8.800	$29,993

Total		3,408,305				$29,993

Fiscal 2019
December 31, 2018	January 2, 2019	3,297,056	16.7%	1.01%	$8.050	$26,541

Total		3,297,056				$26,541

On April 1, 2019, the Company repurchased 3,191,572 shares of common stock (representing 14.2% of the shares of common stock tendered for repurchase and 0.98% of the shares outstanding as of such date) at $8.05 per share for aggregate consideration totaling $25,692.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the investment advisory and administrative services agreement, the Advisor is entitled to a base management fee calculated at an annual rate of 1.50% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor determines. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that the Advisor may be entitled to under the investment advisory and administrative services agreement.

Pursuant to the FSIC II Advisor investment advisory and administrative services agreement, which was in effect until April 9, 2018, FSIC II Advisor was entitled to an annual base management fee equal to 2.0% of the average value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. Effective March 5, 2015, FSIC II Advisor had agreed to permanently waive 0.25% of its base management fee to which it was entitled under the FSIC II Advisor investment advisory and administrative services agreement, so that the fee received equaled 1.75% of the average value of the Company’s gross assets. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FSIC II Advisor under the FSIC II Advisor investment advisory and administrative services agreement with respect to each year.

Pursuant to the investment advisory and administrative services agreement, the Advisor oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s stockholders and reports filed with the U.S. Securities and Exchange Commission, or the SEC. In addition, the Advisor assists the Company in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

Pursuant to the investment advisory and administrative services agreement, the Company reimburses the Advisor for expenses necessary to perform services related to its administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P. (which does business as FS Investments), and KKR Credit Advisors (US), LLC, or KKR Credit, for providing administrative services to the Company on behalf of the Advisor. The Company reimburses the Advisor no less than monthly for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of the Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to the Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The administrative services provisions of the FSIC II Advisor investment advisory and administrative services agreement were substantially similar to the administrative services provisions of the investment advisory and administrative services agreement.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses accrued under the investment advisory and administrative services agreement and the FSIC II Advisor investment advisory and administrative services agreement, as applicable, during the three months ended March 31, 2019 and 2018:

			Three Months Ended March 31,
Related Party	Source Agreement	Description	2019	2018
The Advisor and FSIC II Advisor	FS/KKR Advisor Investment Advisory and Administrative Services Agreement and FSIC II Advisor Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$17,864	$22,080
The Advisor and FSIC II Advisor	FS/KKR Advisor Investment Advisory and Administrative Services Agreement and FSIC II Advisor Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$11,131	$5,575
The Advisor and FSIC II Advisor	FS/KKR Advisor Investment Advisory and Administrative Services Agreement and FSIC II Advisor Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$907	$782

(1)

FSIC II Advisor agreed, effective March 5, 2015, to permanently waive a portion of the base management fee to which it was entitled under the FSIC II Advisor investment advisory and administrative services agreement so that the fee received equaled 1.75% of the average value of the Company’s gross assets. As a result, the amount shown for the three months ended March 31, 2018 is net of waivers of $3,154. During the three months ended March 31, 2019 and 2018, $17,256 and $22,595, respectively, in base management fees were paid to FSIC II Advisor and the Advisor. As of March 31, 2019, $17,864 in base management fees were payable to the Advisor.

(2)

During the three months ended March 31, 2019 and 2018, $5,796 and $19,129, respectively, of subordinated incentive fees on income were paid to the Advisor and FSIC II Advisor. As of March 31, 2019, a subordinated incentive fee on income of $11,131 was payable to the Advisor.

(3)

During the three months ended March 31, 2019 and 2018, $534 and $588, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by the Advisor and FSIC II Advisor and the remainder related to other reimbursable expenses, including reimbursement of fees related to transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broken deal costs were $77 for the three months ended March 31, 2019. The Company paid $773 and $547 in administrative services expenses to the Advisor and FSIC II Advisor during the three months ended March 31, 2019 and 2018, respectively.

Potential Conflicts of Interest

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to FS KKR Capital Corp., FS Investment Corporation III, FS Investment Corporation IV, and Corporate Capital Trust II, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For additional information regarding potential conflicts of interest, see the Company’s annual report on Form 10-K for the year ended December 31, 2018.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

In an order dated June 4, 2013, or the FS Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC II Advisor, including FS Energy and Power Fund, FS KKR Capital Corp., FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FSIC II Advisor or its affiliated investment advisers. However, in connection with the investment advisory relationship with the Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors authorized and directed that the Company (i) withdraw from the FS Order, except with respect to any transaction in which the Company participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company declared and paid on its common stock during the three months ended March 31, 2019 and 2018:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2018
March 31, 2018	$0.1885	$61,153

Total	$0.1885	$61,153

Fiscal 2019
March 31, 2019	$0.1885	$61,114

Total	$0.1885	$61,114

The Company intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis. On February 19, 2019 and April 30, 2019, the Company’s board of directors declared regular monthly cash distributions for April 2019 through June 2019 and July 2019 through September 2019, respectively, each in the amount of $0.06283 per share. These distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Company’s board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the DRP so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the DRP.

Under the Company’s DRP, cash distributions to participating stockholders will be reinvested in additional shares of the Company’s common stock at a purchase price determined by the Company’s board of directors, or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the net asset value per share of the Company’s common stock as of such date. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the Company’s DRP will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s shares of common stock.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of the Company’s common stock, borrowings, net investment income from operations, capital gains

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

proceeds from the sale of assets, gains from interest rate swaps, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the three months ended March 31, 2019 and 2018:

Three Months Ended March 31,
	2019		2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	61,114	100%	61,153	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—

Total	$61,114	100%	$61,153	100%

(1)

During the three months ended March 31, 2019 and 2018, 94.0% and 94.7%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.9% and 1.1%, respectively, was attributable to non-cash accretion of discount and 4.1% and 4.2%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the three months ended March 31, 2019 and 2018 was $59,367 and $59,524, respectively. As of March 31, 2019 and December 31, 2018, the Company had $56,281 and $58,028, respectively, of undistributed net investment income and $214,125 and $194,360, respectively, of accumulated capital losses on a tax basis.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains or deferred to future periods for tax purposes, the impact of consolidating certain subsidiaries for purposes of computing GAAP-basis net investment income but not for purposes of computing tax-basis net investment income and income recognized for tax purposes on certain transactions but not recognized for GAAP purposes.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
GAAP-basis net investment income	$58,114	$62,391
Income subject to tax not recorded for GAAP (income recorded for GAAP not subject to tax)	(166)	1,035
GAAP versus tax-basis impact of consolidation of certain subsidiaries	1,711	1,897
Reclassification of unamortized original issue discount, prepayment fees and other income	(278)	(5,469)
Other miscellaneous differences	(14)	(330)

Tax-basis net investment income	$59,367	$59,524

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of March 31, 2019 and December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2019 (Unaudited)	December 31, 2018
Distributable ordinary income	$56,281	$58,028
Distributable realized gains	—	—
Capital loss carryover(1)	(214,125)	(194,360)
Other temporary differences	(129)	(139)
Net unrealized appreciation (depreciation) on investments and secured borrowing and gain (loss) on foreign currency(2)	(254,484)	(287,442)

Total	$(412,457)	$(423,913)

(1)

Net capital losses recognized may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of March 31, 2019, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $541 and $213,584, respectively.

(2)

As of March 31, 2019 and December 31, 2018, the gross unrealized appreciation on the Company’s investments and gain on foreign currency was $158,062 and $135,578, respectively. As of March 31, 2019 and December 31, 2018, the gross unrealized depreciation on the Company’s investments and loss on foreign currency was $(412,546) and $423,020, respectively.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $4,884,591 and $4,647,131 as of March 31, 2019 and December 31, 2018, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was $(249,772) and $(287,851) as of March 31, 2019 and December 31, 2018, respectively.

As of March 31, 2019, the Company had a deferred tax liability of $9,092 resulting from unrealized appreciation on investments held by the Company’s wholly-owned taxable subsidiaries and a deferred tax asset of $21,051 resulting from net operating losses and other tax attributes of the Company’s wholly-owned taxable subsidiaries. As of March 31, 2019, certain wholly-owned taxable subsidiaries anticipated that they would be unable to fully utilize their generated net operating losses, therefore the deferred tax asset was offset by a valuation allowance of $11,959. For the three months ended March 31, 2019, the Company did not record a provision for taxes related to its wholly-owned taxable subsidiaries.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019
	(Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$3,611,239	$3,519,120	76%	$3,382,158	$3,293,291	75%
Senior Secured Loans—Second Lien	471,912	389,559	8%	418,015	333,986	8%
Other Senior Secured Debt	182,012	172,800	4%	207,181	196,616	5%
Subordinated Debt	229,637	222,850	5%	242,792	221,858	5%
Asset Based Finance	41,277	45,268	1%	42,050	46,152	1%
Equity/Other	263,808	285,221	6%	268,409	267,377	6%

Total	$4,799,885	$4,634,818	100%	$4,560,605	$4,359,280	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of March 31, 2019, the Company did not “control” any of its portfolio companies. As of March 31, 2019, the Company held investments in seven portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnote (t) to the unaudited consolidated schedule of investments as of March 31, 2019 in this quarterly report on Form 10-Q.

As of December 31, 2018, the Company did not “control” any of its portfolio companies. As of December 31, 2018, the Company held investments in seven portfolio companies of which it was deemed to be an “affiliated person” but was not deemed to “control.” For additional information with respect to such portfolio companies, see footnote (u) to the consolidated schedule of investments as of December 31, 2018 in this quarterly report on Form 10-Q.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of March 31, 2019, the Company had unfunded debt investments with aggregate unfunded commitments of $159,413 and an unfunded commitment to purchase up to $47 in shares of preferred stock of Altus Power America Holdings, LLC.

As of December 31, 2018, the Company had unfunded debt investments with aggregate unfunded commitments of $172,963 and an unfunded commitment to purchase up to $47 in shares of preferred stock of Altus Power America Holdings, LLC. The Company maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s unaudited consolidated schedule of investments as of March 31, 2019 and audited consolidated schedule of investments as of December 31, 2018.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2019 and December 31, 2018:

	March 31, 2019 (Unaudited)		December 31, 2018
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$35,234	1%	$34,508	1%
Capital Goods	892,836	19%	893,250	21%
Commercial & Professional Services	342,074	7%	328,760	8%
Consumer Durables & Apparel	224,857	5%	227,470	5%
Consumer Services	247,807	5%	231,589	5%
Diversified Financials	128,014	3%	277,500	6%
Energy	348,664	8%	372,720	9%
Food & Staples Retailing	127,580	3%	6,797	0%
Food, Beverage & Tobacco	96,184	2%	96,787	2%
Health Care Equipment & Services	450,390	10%	361,228	8%
Insurance	135,614	3%	117,149	3%
Materials	310,162	7%	295,084	7%
Media	251,983	5%	254,278	6%
Pharmaceuticals, Biotechnology & Life Sciences	21,675	0%	20,012	0%
Retailing	293,486	6%	257,260	6%
Semiconductors & Semiconductor Equipment	—	—	14,155	0%
Software & Services	447,669	10%	339,451	8%
Technology Hardware & Equipment	43,431	1%	46,178	1%
Telecommunication Services	221,135	5%	168,930	4%
Transportation	16,023	0%	16,174	0%

Total	$4,634,818	100%	$4,359,280	100%

Note 7. Financial Instruments

The following is a summary of the fair value and location of the Company’s derivative instruments in the consolidated balance sheets held as of March 31, 2019 and December 31, 2018:

		Fair Value
Derivative Instrument	Statement Location	March 31, 2019 (Unaudited)	December 31, 2018
Interest rate swaps	Unrealized depreciation on interest rate swaps	$(5,739)	$(1,743)

Total		$(5,739)	$(1,743)

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

Net realized and unrealized gains and losses on derivative instruments recorded by the Company for the three months ended March 31, 2019 and 2018 are in the following locations in the consolidated statements of operations:

		Net Realized Gains (Losses)
		Three Months Ended March 31,
Derivative Instrument	Statement Location	2019	2018
Interest Rate Swaps	Net realized gains (losses) on interest rate swaps	$—	$—

Total		$—	$—

		Net Unrealized Gains (Losses)
		Three Months Ended March 31,
Derivative Instrument	Statement Location	2019	2018
Interest Rate Swaps	Net change in unrealized appreciation (depreciation) on interest rate swaps	$(3,996)	$—

Total		$(3,996)	$—

Offsetting of Derivative Instruments

The Company has derivative instruments that are subject to master netting agreements. These agreements include provisions to offset positions with the same counterparty in the event of default by one of the parties. The Company’s unrealized appreciation and depreciation on derivative instruments are reported as gross assets and liabilities, respectively, in the condensed consolidated statements of assets and liabilities. The following tables present the Company’s assets and liabilities related to derivatives by counterparty, net of amounts available for offset under a master netting arrangement and net of any collateral received or pledged by the Company for such assets and liabilities as of March 31, 2019 and December 31, 2018:

	As of March 31, 2019 (Unaudited)
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JP Morgan Chase Bank	$—	$—	$—	$—	$—
ING Capital Markets	—	—	—	—	—

Total	$—	$—	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JP Morgan Chase Bank	$3,183	$—	$—	$3,183	$—
ING Capital Markets	2,556	—	—	2,556	—

Total	$5,739	$—	$—	$5,739	$—

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

	As of December 31, 2018
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JP Morgan Chase Bank	$—	$—	$—	$—	$—

	$—	$—	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JP Morgan Chase Bank	$1,743	$—	$—	$—	$1,743

	$1,743	$—	$—	$—	$1,743

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Company.

(3)	Net amount of derivative liabilities represents the net amount due from the Company to the counterparty.

Interest Rate Swaps

Interest rate swap contracts are privately negotiated agreements between the Company and a counterparty. Pursuant to interest rate swap agreements, the Company makes fixed-rate payments to a counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Company is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates. The Company attempts to limit counterparty risk by dealing only with well-known counterparties.

The interest rate swaps open at the end of the period are generally indicative of the volume of activity during the period.

As of March 31, 2019 and December 31, 2018, the Company’s open interest rate swaps were as follows:

As of March 31, 2019 (Unaudited)
Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(2,029)	$(2,029)
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.81%	12/18/2021	—	(1,154)	(1,154)
ING Capital Markets	$100,000	3-Month LIBOR	2.59%	1/14/2024	—	(1,654)	(1,654)
ING Capital Markets	$100,000	3-Month LIBOR	2.62%	1/14/2022	—	(902)	(902)

					$—	$(5,739)	$(5,739)

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

As of December 31, 2018
Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(1,090)	$(1,090)
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.81%	12/18/2021	—	(653)	(653)

					$—	$(1,743)	$(1,743)

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of March 31, 2019 and December 31, 2018, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	March 31, 2019 (Unaudited)	December 31, 2018
Level 1—Price quotations in active markets	$663	$517
Level 2—Significant other observable inputs	869,552	906,192
Level 3—Significant unobservable inputs	3,764,603	3,452,571

Total	$4,634,818	$4,359,280

As of March 31, 2019 and December 31, 2018, the Company’s interest rate swaps were categorized as follows in the fair value hierarchy:

	March 31, 2019 (Unaudited)		December 31, 2018
Valuation Inputs	Assets	Liability	Asset	Liability
Level 1—Price quotations in active markets	$—	$—	$—	$—
Level 2—Significant other observable inputs	—	(5,739)	—	(1,743)
Level 3—Significant unobservable inputs	—	—	—	—

Total	$—	$(5,739)	$—	$(1,743)

The Company’s investments consist primarily of debt investments that were acquired directly from the issuer. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated repayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Such investments described above are typically classified as Level 3 within the fair value hierarchy. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, the Company typically values its other investments and interest rate swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services and are typically classified as Level 2 within the fair value hierarchy.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers and independent valuation firms as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. The valuation committee and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

The following is a reconciliation for the three months ended March 31, 2019 and 2018 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Three Months Ended March 31, 2019
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$2,827,812	$212,290	$95,132	$6,201	$46,152	$264,984	$3,452,571
Accretion of discount (amortization of premium)	837	68	119	2	1	100	1,127
Net realized gain (loss)	(1,521)	—	—	—	114	(10,299)	(11,706)
Net change in unrealized appreciation (depreciation)	(8,812)	(564)	(3,257)	742	(111)	22,575	10,573
Purchases	291,045	64,577	1,209	32,614	—	4,123	393,568
Paid-in-kind interest	651	484	1,156	146	525	1,774	4,736
Sales and repayments	(86,294)	—	—	—	(1,413)	(292)	(87,999)
Net transfers in or out of Level 3	1,733	—	—	—	—	—	1,733

Fair value at end of period	$3,025,451	$276,855	$94,359	$39,705	$45,268	$282,965	$3,764,603

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(29)	$14,613	$(3,257)	$(9,231)	$(1,303)	$51	$844

	For the Three Months Ended March 31, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$3,421,070	$327,135	$124,673	$345,593	$47,173	$325,582	$4,591,226
Accretion of discount (amortization of premium)	839	235	190	438	1	—	1,703
Net realized gain (loss)	(1,395)	(1,329)	(1,852)	(13,058)	99	(1,759)	(19,294)
Net change in unrealized appreciation (depreciation)	(50,585)	(28,219)	902	(1,879)	(2,659)	(6,533)	(88,973)
Purchases	164,136	6,944	17,900	3,784	658	6,519	199,941
Paid-in-kind interest	1,731	464	1,509	48	754	472	4,978

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

	For the Three Months Ended March 31, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Sales and repayments	(249,782)	(2,189)	(18,099)	(14,095)	(66)	(11,192)	(295,423)
Net transfers in or out of Level 3	(365,903)	(80,281)	(25,062)	(275,743)	—	(4,465)	(751,454)

Fair value at end of period	$2,920,111	$222,760	$100,161	$45,088	$45,960	$308,624	$3,642,704

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(48,621)	$(28,923)	$(252)	$(324)	$(2,661)	$(6,121)	$(86,902)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of March 31, 2019 and December 31, 2018 were as follows:

Type of Investment	Fair Value at March 31, 2019 (Unaudited)(1)	Valuation Technique(2)	Unobservable Input	Range(3)	Impact to Valuation from an Increase in Input(4)
Senior Debt	$3,024,159	Discounted Cash Flow	Discount Rate	8.06% - 16.73% (9.62%)	Decrease
	166,669	Waterfall	EBITDA Multiple	0.13x - 8.25x (4.81x)	Increase
	105,878	Other(5)
	99,959	Cost
Subordinated Debt	39,499	Discounted Cash Flow	Discount Rate	11.58% - 19.75% (12.11%)	Decrease
	206	Waterfall	EBITDA Multiple	10.64x - 10.64x (10.64x)	Increase
Asset Based Finance	24,928	Waterfall	EBITDA Multiple	1.03x - 12.00x (1.51x)	Increase
	20,340	Indicative Dealer Quotes		52.63% - 99.71% (71.35%)	Increase
Equity/Other	254,466	Waterfall	EBITDA Multiple	0.73x - 14.50x (5.29x)	Increase
	23,375	Other(5)
	4,655	Cost
	469	Option Pricing Model	Equity Illiquidity Discount	15.00% - 15.00% (15.00%)	Decrease

Total	$3,764,603

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(2)

For the assets and investments that have more than one valuation technique, the Company may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0–100%. Indicative dealer quotes obtained for valuation purposes are reviewed by the Company relative to other valuation techniques.

(3)	Weighted average amounts are based on the estimated fair values.

(4)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

(5)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2018	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$2,668,002	Market Comparables	Market Yield (%)	5.5% - 16.8%	10.5%
			EBITDA Multiples (x)	5.3x - 9.5x	6.9x
			Revenue Multiples (x)	0.1x - 0.1x	0.1x
	61,692	Other(2)	Other	N/A	N/A
	98,118	Cost	Cost	99.0% - 100.0%	99.5%
Senior Secured Loans—Second Lien	157,615	Market Comparables	Market Yield (%)	8.9% - 15.0%	12.6%
	8,316	Other(2)	Other	N/A	N/A
	46,359	Cost	Cost	98.5% - 98.5%	98.5%
Other Senior Secured Debt	95,132	Market Comparables	Market Yield (%)	8.2% - 13.6%	9.7%
			EBITDA Multiples (x)	7.0x - 8.5x	7.5x
Subordinated Debt	6,201	Market Comparables	Market Yield (%)	12.0% - 20.0%	14.3%
			EBITDA Multiples (x)	9.6x - 10.1x	9.9x
Asset Based Finance	24,385	Market Comparables	Market Yield (%)	17.7% - 19.0%	18.4%
			Net Aircraft Book Value Multiple (x)	1.0x - 1.0x	1.0x
	21,767	Market Quotes	Indicative Dealer Quotes	51.8% - 99.6%	61.9%
Equity/Other	223,197	Market Comparables	Capacity Multiple ($/kW)	$1,875.0 - $2,125.0	$2,000.0
			EBITDA Multiples (x)	4.0x - 14.3x	7.6x
			Net Aircraft Book Value Multiple (x)	1.0x - 1.0x	1.0x
			Price to Book Multiple (x)	1.0x - 1.0x	1.0x
			Production Multiples (Mboe/d)	$25,000.0 - $38,750.0	$28,034.2
			Production Multiples (MMcfe/d)	$4,708.0 - $5,167.0	$4,937.5
			Proved Reserves Multiples (Bcfe)	$1.2 - $1.3	$1.2
			Proved Reserves Multiples (Mmboe)	$3.5 - $13.8	$5.4
			PV-10 Multiples (x)	0.8x - 2.3x	1.7x
	19,929	Discounted Cash Flow	Discount Rate (%)	11.8% - 13.8%	12.8%
	471	Option Valuation Model	Volatility (%)	30.0% - 30.0%	30.0%
	20,251	Other(2)	Other	N/A	N/A
	1,136	Cost	Cost	100.0% - 100.0%	100.0%

Total	$3,452,571

(1)

Investments using a market quotes valuation technique were primarily valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of March 31, 2019 and December 31, 2018. For additional information regarding these financing arrangements, see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2018. Any significant changes to the Company’s financing arrangements during the three months ended March 31, 2019 are discussed below.

	As of March 31, 2019 (Unaudited)
Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Green Creek Credit Facility	Term Loan Credit Facility	L+2.50%	$500,000		$—	December 15, 2019
Cooper River Credit Facility	Revolving Credit Facility	L+2.25%	115,000		85,000	March 31, 2021
Darby Creek Credit Facility	Revolving Credit Facility	L+1.95%	185,000		65,000	February 26, 2024
Juniata River Credit Facility	Revolving Credit Facility	L+2.68%	850,000		—	October 11, 2020
Senior Secured Revolving Credit Facility	Revolving Credit Facility	L+2.00% - 2.25%(2)	460,964	(3)	189,036	August 9, 2023

Total			$2,110,964		$339,036

	As of December 31, 2018
Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Green Creek Credit Facility	Term Loan Credit Facility	L+2.50%	$500,000		$—	December 15, 2019
Cooper River Credit Facility	Revolving Credit Facility	L+2.25%	107,000		93,000	May 29, 2020
Darby Creek Credit Facility	Revolving Credit Facility	L+2.50%	135,000		115,000	August 19, 2020
Juniata River Credit Facility	Term Loan Credit Facility	L+2.68%	850,000		—	October 11, 2020
Senior Secured Revolving Credit Facility	Revolving Credit Facility	L+2.00% - 2.25%(2)	298,254	(4)	351,746	August 9, 2023

Total			$1,890,254		$559,746

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)	The spread over LIBOR is determined by reference to the ratio of the value of the borrowing base to the aggregate amount of certain outstanding indebtedness of the Company.

(3)

Amount includes borrowings in U.S. dollars, Euros, and Canadian Dollars. Euro balance outstanding of €1,500 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.12 as of March 31, 2019 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $98,700 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.75 as of March 31, 2019 to reflect total amount outstanding in U.S. dollars.

(4)

Amount includes borrowings in U.S. dollars, Euros, and Canadian Dollars. Euro balance outstanding of €1,500 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.13 as of December 31, 2018 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $63,500 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.77 as of December 31, 2018 to reflect total amount outstanding in U.S. dollars.

For the three months ended March 31, 2019 and 2018, the components of total interest expense for the Company’s financing arrangements were as follows:

	Three Months Ended March 31,
	2019			2018
Arrangement(1)	Direct Interest Expense(2)	Amortization of Deferred Financing Costs	Total Interest Expense	Direct Interest Expense(2)	Amortization of Deferred Financing Costs	Total Interest Expense
Green Creek Credit Facility	$6,437	$133	$6,570	$4,961	$267	$5,228
Cooper River Credit Facility	1,695	125	1,820	1,697	114	1,811
Wissahickon Creek Credit Facility	—	—	—	2,612	262	2,874
Darby Creek Credit Facility	2,473	130	2,603	2,786	250	3,036
Dunning Creek Credit Facility	—	—	—	1,365	92	1,457
Juniata River Credit Facility	11,692	361	12,053	9,242	361	9,603
FSIC II Revolving Credit Facility	—	—	—	162	12	174
Senior Secured Revolving Credit Facility	6,288	241	6,529	—	—	—

Total	$28,585	$990	$29,575	$22,825	$1,358	$24,183

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

(1)

Borrowings of each of the Company’s wholly owned, special-purpose financing subsidiaries are considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

(2)	Direct interest expense includes the effect of non-usage fees.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the three months ended March 31, 2019 were $2,154,253 and 5.31%, respectively. As of March 31, 2019, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 5.29%.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the three months ended March 31, 2018 were $2,183,146 and 4.18%, respectively. As of March 31, 2018, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 4.24%.

Under its financing arrangements, the Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar financing arrangements. The Company was in compliance with all covenants required by its financing arrangements as of March 31, 2019 and December 31, 2018.

Darby Creek Credit Facility

On February 20, 2019, Darby Creek LLC, the Company’s wholly-owned special purpose financing subsidiary, entered into an amendment to the revolving credit facility originally entered into on February 20, 2014 with Deutsche Bank AG, New York Branch, as administrative agent, each of the lenders from time to time party thereto, the other agents party thereto and Wells Fargo Bank, National Association, as collateral agent and collateral custodian. The amendment, among other things, extended the end of the revolving period to February 26, 2022, extended the maturity date to February 26, 2024, decrease the interest rate to, during the revolving period, 1.95% per annum, and after the revolving period, 2.05% per annum, in each case, plus 3-month LIBOR (or the relevant reference rate for any foreign currency borrowings), and decreased the non-usage fee from 0.50% to 0.375%.

Juniata River Credit Facility

On March 13, 2019, Juniata River LLC, the Company’s wholly-owned special purpose financing subsidiary, or Juniata River, amended and restated the revolving credit facility originally entered into on November 14, 2015 with JPMorgan Chase Bank, N.A., as administrative agent, and the financial institutions and other lenders from time to time party thereto, Citibank, N.A., or Citibank, as collateral agent, and Virtus Group, LP, or Virtus, as collateral administrator, to, among other things, (i) permit borrowings in certain foreign currencies up to a specified sublimit, (ii) provide for a reinvestment period during which Juniata River is permitted to borrow, repay and re-borrow advances through October 11, 2019, (iii) provide for an unfunded fee in an amount equal to the product of the interest rate applicable to U.S. Dollar borrowings on any day multiplied by the unborrowed amount, if any, below 80% of the committed facility amount, or the Minimum Funding Amount, as of such day, (iv) provide for an unused fee of 0.75% per annum on the average daily unborrowed portion of the committed facility amount above the Minimum Funding Amount, and (v) replace both Citibank, in its role as collateral agent and securities intermediary, and Virtus, in its role as collateral administrator, with Wells Fargo Bank, National Association.

Cooper River Credit Facility

On March 29, 2019, Cooper River LLC, the Company’s wholly-owned special purpose financing subsidiary, entered into an amendment to the revolving credit facility originally entered into May 29, 2015 with Citibank, N.A., as administrative agent, and the financial institutions and other lenders from time to time party thereto, which extended the reinvestment period to June 30, 2019 and set the final maturity date at March 31, 2021.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

Unfunded commitments to provide funds to portfolio companies are not recorded in the Company’s condensed consolidated statements of assets and liabilities. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company has sufficient liquidity to fund these commitments. As of March 31, 2019, the Company’s unfunded commitments consisted of the following:

Category/Company(1)	Commitment Amount
Senior Secured Loans—First Lien
5 Arch Income Fund 2, LLC	$34,470
Altus Power America Inc	140
Apex Group Limited	2,241
Apex Group Limited	5,809
Ascension Insurance Inc	13,800
Aspect Software Inc	865
Conservice LLC	5,919
CSafe Global	3,965
Eagle Family Foods Inc	4,087
Fairway Group Holdings Corp	453
JHC Acquisition LLC	35,269
Kodiak BP LLC	9,849
Lazard Global Compounders Fund	7,214
Lipari Foods LLC	25,220
North Haven Cadence Buyer Inc	2,625
North Haven Cadence Buyer Inc	292
Zeta Interactive Holdings Corp	6,571
Senior Secured Loans—Second Lien
Bellatrix Exploration Ltd	624

Total unfunded loans	$159,413

Unfunded equity commitments	$47

(1)	May be commitments to one or more entities affiliated with the named company.

As of March 31, 2019, the Company’s unfunded debt commitments have a fair value representing unrealized appreciation (deprecation) of $(1,573). The Company funds its equity investments as it receives funding notices from the portfolio companies. As of March 31, 2019, the Company’s unfunded equity commitments have a fair value of zero.

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights of the Company for the three months ended March 31, 2019 and the year ended December 31, 2018:

	Three Months Ended March 31, 2019 (Unaudited)	Year Ended December 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$7.86	$8.73
Results of operations(2)
Net investment income	0.18	0.73
Net realized gain (loss) and unrealized appreciation (depreciation)	0.04	(0.85)

Net increase (decrease) in net assets resulting from operations	0.22	(0.12)

Stockholder distributions(3)
Distributions from net investment income	(0.19)	(0.75)

Net decrease in net assets resulting from stockholder distributions	(0.19)	(0.75)

Capital share transactions
Issuance of common stock(4)	—	—
Repurchases of common stock(5)	—	—

Net increase (decrease) in net assets resulting from capital share transactions	—	—

Net asset value, end of period	$7.89	$7.86

Shares outstanding, end of period	326,339,625	326,445,320

Total return(6)	2.75%	(1.64)%

Total return (without assuming reinvestment of distributions)(6)	2.80%	(1.37)%

Ratio/Supplemental Data:
Net assets, end of period	$2,576,217	$2,567,409

Ratio of net investment income to average net assets(7)	9.07%	8.68%
Ratio of operating expenses and excise taxes to average net assets(7)	9.65%	8.12%
Ratio of net operating expenses and excise taxes to average net assets(7)	9.65%	7.99%
Portfolio turnover(8)	4.44%	43.12%
Total amount of senior securities outstanding, exclusive of treasury securities	$2,110,964	$1,890,254
Asset coverage per unit(9)	2.22	2.36

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at a price that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The per share impact of the Company’s distribution reinvestment plan is a reduction to net asset value of less than $0.01 per share during the period.

(6)

The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a

FS Investment Corporation II

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)

Weighted average net assets during the applicable period are used for this calculation. Ratios for the three months ended March 31, 2019 are annualized. Annualized ratios for the three months ended March 31, 2019 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2019. The following is a schedule of supplemental ratios for the three months ended March 31, 2019 and the year ended December 31, 2018:

	Three Months Ended March 31, 2019 (Unaudited)	Year Ended December 31, 2018
Ratio of subordinated income incentive fees to average net assets	1.74%	0.91%
Ratio of interest expense to average net assets	4.62%	3.78%
Ratio of excise taxes to average net assets	—	0.09%

(8)	Portfolio turnover for the three months ended March 31, 2019 is not annualized.

(9)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2018, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting as of December 31, 2018 has been audited by our independent registered public accounting firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Stockholders of

FS Investment Corporation II

Opinion on the Internal Control Over Financial Reporting

We have audited FS Investment Corporation II’s (the Company) internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation II as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018 and our report dated March 19, 2019 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

Blue Bell, Pennsylvania

March 19, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Stockholders of

FS Investment Corporation II

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation II (the Company) as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of FS Investment Corporation II as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), FS Investment Corporation II’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 19, 2019 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 and 2017 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more FS Investments investment companies since 2007.

Blue Bell, Pennsylvania

March 19, 2019

FS Investment Corporation II

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31,
	2018	2017
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$4,312,105 and $4,397,304, respectively)	$4,131,877	$4,374,076
Non-controlled/affiliated investments (amortized cost—$248,500 and $206,404, respectively)	227,403	223,518

Total investments, at fair value (amortized cost—$4,560,605 and $4,603,708, respectively)	4,359,280	4,597,594
Cash	148,172	449,215
Foreign currency, at fair value (cost—$2,264 and $10,938, respectively)	2,286	11,194
Receivable for investments sold and repaid	4,025	682
Interest receivable	34,221	45,247
Deferred financing costs	6,000	5,284
Prepaid expenses and other assets	97	865
Receivable on interest rate swaps	173	—

Total assets	$4,554,254	$5,110,081

Liabilities
Payable for investments purchased	$42,236	$3,688
Credit facilities payable (net of deferred financing costs of $3,122 and $5,125, respectively)(1)	1,887,132	2,179,354
Stockholder distributions payable	11,688	10,561
Management fees payable	17,256	22,595
Subordinated income incentive fees payable(2)	5,796	19,129
Administrative services expense payable	365	568
Interest payable	16,480	16,842
Directors’ fees payable	243	277
Interest rate swap income payable	174	—
Unrealized depreciation on interest rate swaps	1,743	—
Other accrued expenses and liabilities	3,732	4,046

Total liabilities	1,986,845	2,257,060

Commitments and contingencies(3)
Stockholders’ Equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 326,445,320 and 326,748,337 shares issued and outstanding, respectively	326	327
Capital in excess of par value	2,990,996	3,004,948
Accumulated earnings (loss)(4)	(423,913)	(152,254)

Total stockholders’ equity	2,567,409	2,853,021

Total liabilities and stockholders’ equity	$4,554,254	$5,110,081

Net asset value per share of common stock at year end	$7.86	$8.73

(1)	See Note 9 for a discussion of the Company’s financing arrangements.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 10 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2018	2017	2016
Investment income
From non-controlled/unaffiliated investments:
Interest income	$375,180	$417,336	$414,595
Paid-in-kind interest income	8,550	21,126	19,040
Fee income	28,561	59,893	34,861
Dividend income	7,962	11	2,727
From non-controlled/affiliated investments:
Interest income	23,673	18,617	10,511
Paid-in-kind interest income	8,935	3,914	5,318
Fee income	1,123	1,572	999
From controlled/affiliated investments:
Interest income	—	664	—
Paid-in-kind interest income	—	553	—

Total investment income	453,984	523,686	488,051

Operating expenses
Management fees(1)	78,994	102,827	97,686
Subordinated income incentive fees(2)	24,790	61,481	62,329
Administrative services expenses	3,313	3,329	3,736
Stock transfer agent fees	1,978	2,008	2,055
Accounting and administrative fees	1,539	1,740	1,487
Interest expense(3)	103,054	86,524	70,408
Directors’ fees	1,239	1,148	1,126
Other general and administrative expenses	3,663	3,937	4,939

Operating expenses	218,570	262,994	243,766
Management fee waiver(1)	(3,432)	(12,853)	(12,211)

Net expenses	215,138	250,141	231,555

Net investment income before taxes	238,846	273,545	256,496
Excise taxes	2,483	2,190	1,968

Net investment income	236,363	271,355	254,528

Realized and unrealized gain (loss)
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(4,063)	(91,829)	(141,701)
Non-controlled/affiliated investments	(75,524)	7,324	(14)
Controlled/affiliated investments	—	(30,825)	—
Net realized gain (loss) on secured borrowing	—	(59)	—
Net realized gain (loss) on foreign currency	(10)	671	(2)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(157,000)	34,915	302,611
Non-controlled/affiliated investments	(38,211)	(1,157)	2,027
Net change in unrealized appreciation (depreciation) on secured borrowings	—	134	(134)
Net change in unrealized appreciation (depreciation) on interest rate swaps	(1,743)	—	—
Net change in unrealized gain (loss) on foreign currency	2,745	(594)	—

Total net realized and unrealized gain (loss) on investments	(273,806)	(81,420)	162,787

Net increase (decrease) in net assets resulting from operations	$(37,443)	$189,935	$417,315

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.12)	$0.58	$1.29

Weighted average shares outstanding	324,551,233	325,363,299	323,799,126

(1)	See Note 4 for a discussion of the waiver by FSIC II Advisor, LLC, the Company’s former investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating capital gains incentive fees and the subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s financing arrangements.

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2018	2017	2016
Operations
Net investment income	$236,363	$271,355	$254,528
Net realized gain (loss) on investments, secured borrowing and foreign currency	(79,597)	(114,718)	(141,717)
Net change in unrealized appreciation (depreciation) on investments, secured borrowing and interest rate swaps(1)	(196,954)	33,892	304,504
Net change in unrealized gain (loss) on foreign currency	2,745	(594)	—

Net increase (decrease) in net assets resulting from operations	(37,443)	189,935	417,315

Stockholder distributions(2)
Distributions to stockholders	(244,565)	(244,970)	(244,088)

Net decrease in net assets resulting from stockholder distributions	(244,565)	(244,970)	(244,088)

Capital share transactions(3)
Reinvestment of stockholder distributions	110,569	122,786	138,013
Repurchases of common stock	(114,173)	(124,590)	(91,792)

Net increase (decrease) in net assets resulting from capital share transactions	(3,604)	(1,804)	46,221

Total increase (decrease) in net assets	(285,612)	(56,839)	219,448
Net assets at beginning of year	2,853,021	2,909,860	2,690,412

Net assets at end of year	$2,567,409	$2,853,021	$2,909,860

(1)	See Note 9 for a discussion of the Company’s financing arrangements.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2018	2017	2016
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(37,443)	$189,935	$417,315
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,895,833)	(1,947,595)	(1,413,343)
Paid-in-kind interest	(17,485)	(25,593)	(24,358)
Proceeds from sales and repayments of investments	1,885,140	1,838,233	1,653,755
Net realized (gain) loss on investments and secured borrowing	79,587	115,389	141,715
Net change in unrealized (appreciation) depreciation on investments	195,211	(33,758)	(304,638)
Net change in unrealized (appreciation) depreciation on secured borrowing	—	(134)	134
Net change in unrealized (appreciation) depreciation on interest rate swaps	1,743	—	—
Accretion of discount	(8,306)	(46,816)	(17,651)
Amortization of deferred financing costs	6,023	5,325	3,827
Unrealized (gain) loss on borrowings in foreign currency	(2,451)	1,357	—
(Increase) decrease in receivable for investments sold and repaid	(3,343)	73,312	(72,069)
(Increase) decrease in interest receivable	11,026	(2,169)	(5,199)
(Increase) decrease in prepaid expenses and other assets	768	(865)	224
(Increase) decrease in receivable on interest rate swaps	(173)	—	—
Increase (decrease) in payable for investments purchased	38,548	(10,401)	14,089
Increase (decrease) in management fees payable	(5,339)	985	81
Increase (decrease) in subordinated income incentive fees payable	(13,333)	2,636	239
Increase (decrease) in administrative services expense payable	(203)	(224)	(600)
Increase (decrease) in interest payable	(362)	3,173	3,689
Increase (decrease) in directors’ fees payable	(34)	(5)	4
Increase (decrease) in interest rate swap income payable	174	—	—
Increase (decrease) in other accrued expenses and liabilities	(314)	217	(85)

Net cash provided by (used in) operating activities	233,601	163,002	397,129

Cash flows from financing activities
Reinvestment of stockholder distributions	110,569	122,786	138,013
Repurchases of common stock	(114,173)	(124,590)	(91,792)
Stockholder distributions	(243,438)	(244,590)	(254,180)
Borrowings under credit facilities(1)	550,395	782,371	682,500
Borrowings under repurchase agreements(1)	—	—	110,000
Proceeds (repayments) from secured borrowing(1)	—	(8,214)	8,132
Repayments of credit facilities(1)	(842,169)	(174,628)	(202,961)
Repayments of repurchase agreement(1)	—	(400,000)	(660,000)
Deferred financing costs paid	(4,736)	(2,804)	(8,546)

Net cash provided by (used in) financing activities	(543,552)	(49,669)	(278,834)

Total increase (decrease) in cash and foreign currency	(309,951)	113,333	118,295
Cash and foreign currency at beginning of year	460,409	347,076	228,781

Cash and foreign currency at end of year	$150,458	$460,409	$347,076

Supplemental disclosure
Local and excise taxes paid	$2,585	$1,825	$2,069

(1)

See Note 9 for a discussion of the Company’s financing arrangements. During the years ended December 31, 2018, 2017 and 2016, the Company paid $96,923, $77,558 and $62,775, respectively, in interest expense on credit facilities and $0, $468 and $124, respectively, in interest expense on secured borrowing.

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—128.3%
5 Arch Income Fund 2, LLC	(m)(q)	Diversified Financials	9.0%		11/18/23	$39,540	$39,561	$39,540
5 Arch Income Fund 2, LLC	(m)(n)(q)	Diversified Financials	9.0%		11/18/23	34,461	34,461	34,461
Abaco Energy Technologies LLC	(h)(i)(t)	Energy	L+700, 2.5% PIK (2.5% Max PIK)	1.0%	11/20/20	24,428	23,941	24,153
ABB CONCISE Optical Group LLC	(t)	Retailing	L+500	1.0%	6/15/23	2,769	2,779	2,658
Accuride Corp	(j)(t)	Capital Goods	L+525	1.0%	11/17/23	540	520	518
Acosta Holdco Inc	(h)(t)	Commercial & Professional Services	L+325	1.0%	9/26/21	6,644	5,383	4,081
Addison Holdings	(f)(g)(h)(i)	Commercial & Professional Services	L+675	1.0%	12/29/23	83,832	83,832	83,974
Advanced Lighting Technologies Inc	(h)(u)	Materials	L+750	1.0%	10/4/22	9,125	7,933	9,125
Advantage Sales & Marketing Inc	(i)(t)	Commercial & Professional Services	L+325	1.0%	7/23/21	15,370	14,681	13,654
Aleris International Inc	(h)(t)	Materials	L+475		2/27/23	1,367	1,354	1,358
All Systems Holding LLC	(g)(h)(i)	Commercial & Professional Services	L+767	1.0%	10/31/23	111,623	111,623	112,739
Altus Power America Inc	(i)	Energy	L+750	1.5%	9/30/21	3,183	3,183	3,087
Altus Power America Inc	(n)	Energy	L+750	1.5%	9/30/21	140	140	136
American Tire Distributors Inc	(t)	Automobiles & Components	L+750	1.0%	8/30/24	4,031	3,521	3,319
American Tire Distributors Inc	(t)	Automobiles & Components	L+650, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	634	593	593
Ammeraal Beltech Holding BV	(m)(t)	Capital Goods	E+375		7/30/25	€1,491	1,725	1,701
Apex Group Limited	(m)(n)	Diversified Financials	L+650		6/15/23	$2,302	2,238	1,970
Apex Group Limited	(f)(g)(m)	Diversified Financials	L+650	1.0%	6/15/25	15,565	15,271	14,948
Apex Group Limited	(m)(n)	Diversified Financials	L+650	1.0%	6/15/25	7,509	7,370	7,211
Apex Group Limited	(m)	Diversified Financials	L+650	1.0%	6/15/25	2,503	2,466	2,404
Apex Group Limited	(m)(n)	Diversified Financials	L+650	1.0%	6/15/25	3,754	3,699	3,606
Ascension Insurance Inc	(f)(g)(h)	Insurance	L+825	1.3%	3/5/19	77,635	77,567	77,635
Ascension Insurance Inc	(n)	Insurance	L+825	1.3%	3/5/19	27,800	27,800	27,800
Aspect Software Inc	(k)(l)	Software & Services	L+400, 6.5% PIK (6.5% Max PIK)		5/25/20	4,671	4,657	3,480
Aspect Software Inc	(h)(k)(l)	Software & Services	L+1100	1.0%	5/25/20	3,598	3,556	2,680
ATX Networks Corp	(f)(m)(t)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	1,852	1,839	1,759
ATX Networks Corp	(f)(i)(m)(t)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	24,804	24,368	23,564
AVF Parent LLC	(h)(i)	Retailing	L+725	1.3%	3/1/24	74,461	74,461	69,605
Belk Inc	(t)	Retailing	L+475	1.0%	12/12/22	22,635	19,743	18,366
Borden Dairy Co	(g)(h)	Food, Beverage & Tobacco	L+808	1.0%	7/6/23	52,500	52,500	47,738
Caprock Midstream LLC	(t)	Energy	L+475		11/3/25	6,046	5,916	5,638
Cimarron Energy Inc		Energy	L+900	1.0%	6/30/21	7,500	7,500	7,500
Constellis Holdings LLC/Constellis Finance Corp		Capital Goods	L+575	1.0%	4/1/22	47,325	46,621	46,615
CSafe Global		Capital Goods	L+725	1.0%	11/1/21	626	626	632
CSafe Global	(n)	Capital Goods	L+725	1.0%	11/1/21	5,635	5,635	5,691
CSafe Global	(f)(g)(h)	Capital Goods	L+725	1.0%	10/31/23	53,605	53,605	54,141
CSM Bakery Products	(i)(t)	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	5,217	5,071	4,845
Dade Paper and Bag Co Inc	(f)(g)(h)(i)	Capital Goods	L+750	1.0%	6/10/24	135,734	135,734	133,019
Dade Paper and Bag Co Inc	(f)(g)(h)	Capital Goods	L+700	1.0%	6/10/24	17,312	17,312	16,620
Dayton Superior Corp	(i)(t)	Materials	L+800, 6.0% PIK (6.0% Max PIK)	1.0%	11/15/21	11,790	11,585	9,874
Diamond Resorts International Inc	(i)(t)	Consumer Services	L+375	1.0%	9/2/23	14,085	13,795	13,170
Distribution International Inc	(t)	Retailing	L+500	1.0%	12/15/21	3,398	3,247	3,024
Eagle Family Foods Inc	(n)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	4,126	4,084	3,516

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Eagle Family Foods Inc	(g)(h)	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	$27,368	$27,082	$26,950
Eagleclaw Midstream Ventures LLC	(i)(j)(t)	Energy	L+425	1.0%	6/24/24	11,455	10,917	10,747
EIF Van Hook Holdings LLC	(i)(t)	Energy	L+525		9/5/24	7,378	7,234	7,184
Empire Today LLC	(f)(g)(h)(i)	Retailing	L+700	1.0%	11/17/22	88,200	88,200	88,361
Fairway Group Holdings Corp	(k)(l)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	1,964	1,733	258
Fairway Group Holdings Corp	(h)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	3,072	3,072	2,984
Fairway Group Holdings Corp		Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	212	210	212
Fairway Group Holdings Corp	(n)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	455	455	455
Fairway Group Holdings Corp		Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	1,070	1,055	1,070
Foresight Energy LLC	(h)(m)(t)	Materials	L+575	1.0%	3/28/22	10,591	10,575	10,423
Fox Head Inc	(h)(i)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	5,051	5,051	4,989
Fox Head Inc	(h)(i)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	47,253	47,253	46,671
FullBeauty Brands Holdings Corp	(k)(l)(t)	Retailing	L+475	1.0%	10/14/22	4,910	4,574	1,495
Gulf Finance LLC	(i)(t)	Energy	L+525	1.0%	8/25/23	4,687	4,585	3,615
HM Dunn Co Inc	(h)(k)(l)(u)	Capital Goods	L+875 PIK (L+875 Max PIK)		6/30/21	43,885	38,571	7,022
Hudson Technologies Co	(h)(i)(m)	Commercial & Professional Services	L+1025	1.0%	10/10/23	50,717	50,286	36,262
Icynene Group Ltd	(f)(h)(i)	Materials	L+700	1.0%	11/30/24	35,640	35,640	34,656
Industrial Group Intermediate Holdings LLC	(f)(g)(h)(i)	Materials	L+800	1.3%	5/31/20	118,840	118,840	118,098
Industry City TI Lessor LP	(h)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	11,522	11,522	11,522
JAKKS Pacific Inc	(h)	Consumer Durables & Apparel	L+900	1.5%	6/14/21	2,793	2,775	2,803
JC Penney Corp Inc	(m)(t)	Retailing	L+425	1.0%	6/23/23	1,205	1,149	1,034
JHC Acquisition LLC	(f)(g)(h)	Capital Goods	L+750	1.0%	1/29/24	121,947	121,947	121,947
JHC Acquisition LLC	(n)	Capital Goods	L+750	1.0%	1/29/24	35,269	35,268	35,269
Jo-Ann Stores Inc	(i)(t)	Retailing	L+500	1.0%	10/20/23	5,013	5,004	4,794
Jostens Inc	(j)(t)	Consumer Services	L+550		12/19/25	3,663	3,552	3,574
JSS Holdings Ltd	(f)(h)(i)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	72,696	72,140	74,877
Kodiak BP LLC	(g)(h)(i)	Capital Goods	L+725	1.0%	12/1/24	110,681	110,681	108,329
Kodiak BP LLC	(n)	Capital Goods	L+725	1.0%	12/1/24	9,849	9,849	9,639
Lazard Global Compounders Fund	(m)	Diversified Financials	L+725	3.8%	4/1/26	38,356	38,356	38,644
Lazard Global Compounders Fund	(m)(n)	Diversified Financials	L+725	3.8%	4/1/26	6,644	6,644	6,694
LD Intermediate Holdings Inc	(i)(t)	Software & Services	L+588	1.0%	12/9/22	16,150	15,058	14,656
MB Precision Holdings LLC	(g)(h)(k)(l)(u)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.3%	1/23/21	21,339	20,364	21,339
Mitel US Holdings Inc	(i)(t)	Technology Hardware & Equipment	L+450		11/30/25	4,559	4,548	4,431
Monitronics International Inc	(j)(m)(t)	Commercial & Professional Services	L+550	1.0%	9/30/22	3,838	3,702	3,442
Murray Energy Corp	(h)	Energy	L+900	1.0%	2/12/21	10,891	10,824	10,842
NaviHealth Inc.	(i)(j)(t)	Health Care Equipment & Services	L+500		8/1/25	15,111	14,437	14,318
North Haven Cadence Buyer Inc	(n)	Consumer Services	L+500	1.0%	9/2/21	2,625	2,625	2,625
North Haven Cadence Buyer Inc	(h)	Consumer Services	L+777	1.0%	9/2/24	14,762	14,762	14,614
North Haven Cadence Buyer Inc	(h)(i)	Consumer Services	L+798	1.0%	9/2/24	51,187	51,187	50,676
North Haven Cadence Buyer Inc	(n)	Consumer Services	L+650	1.0%	9/2/24	10,500	10,500	10,395
P2 Energy Solutions, Inc.	(t)	Energy	L+400	1.3%	10/30/20	74	73	71
PAE Holding Corp	(j)(t)	Capital Goods	L+550	1.0%	10/20/22	9	9	9
Panda Liberty LLC	(f)(g)(t)	Energy	L+650	1.0%	8/21/20	11,515	11,525	10,383
Peak 10 Holding Corp	(j)(t)	Telecommunication Services	L+325	1.0%	8/1/24	8,965	8,329	8,181

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
PHRC License LLC	(g)(h)	Consumer Services	L+850, 0.3% PIK (0.3% Max PIK)	1.5%	4/28/22		$66,842	$66,842	$68,262
Power Distribution Inc	(f)(i)	Capital Goods	L+725	1.3%	1/25/23		44,021	44,021	44,021
Production Resource Group LLC	(f)(g)(h)(i)	Media	L+700	1.0%	8/21/24		207,992	207,992	204,352
Propulsion Acquisition LLC	(f)(h)(i)(t)	Capital Goods	L+600	1.0%	7/13/21		58,267	56,734	57,684
PSKW LLC	(f)(h)	Health Care Equipment & Services	L+850	1.0%	11/25/21		56,025	55,983	56,166
Reliant Rehab Hospital Cincinnati LLC	(h)	Health Care Equipment & Services	L+675	1.0%	8/30/24		55,015	54,490	54,850
Roadrunner Intermediate Acquisition Co LLC	(f)	Health Care Equipment & Services	L+675	1.0%	3/15/23		7,165	7,165	6,673
Rogue Wave Software Inc	(h)	Software & Services	L+843	1.0%	9/25/21		72,434	72,434	72,343
Safariland LLC	(g)(h)	Capital Goods	L+765	1.1%	11/18/23		70,234	70,234	62,947
Savers Inc	(t)	Retailing	L+375	1.3%	7/9/19		1,539	1,529	1,473
Sequa Corp	(i)(j)(t)	Materials	L+500	1.0%	11/28/21		18,467	18,212	17,705
Sequel Youth & Family Services LLC	(h)	Health Care Equipment & Services	L+700	1.0%	9/1/23		12,229	12,229	12,448
Sequel Youth & Family Services LLC	(f)(h)(i)	Health Care Equipment & Services	L+800		9/1/23		70,000	70,000	71,247
Sequential Brands Group Inc.	(g)(h)(i)	Consumer Durables & Apparel	L+875		2/7/24		118,929	116,976	118,929
SI Group Inc	(j)(t)	Materials	L+475		10/15/25		2,922	2,814	2,820
SIRVA Worldwide Inc	(i)(t)	Commercial & Professional Services	L+550		8/2/25		2,776	2,737	2,728
Sorenson Communications LLC	(f)(g)(h)(j)(t)	Telecommunication Services	L+575	2.3%	4/30/20		107,393	107,217	106,991
SSC (Lux) Limited S.a r.l.	(g)(h)(i)(m)	Health Care Equipment & Services	L+750	1.0%	9/10/24		104,545	104,545	105,591
Staples Canada	(m)	Retailing	L+700	1.0%	9/12/24	C$	56,874	44,009	42,101
Strike LLC	(i)(t)	Energy	L+800	1.0%	11/30/22		$4,285	4,191	4,290
Sungard Availability Services Capital Inc	(f)(t)	Software & Services	L+700	1.0%	9/30/21		10,336	10,266	8,827
Sungard Availability Services Capital Inc	(t)	Software & Services	L+1000	1.0%	10/1/22		962	918	933
Sutherland Global Services Inc	(h)(i)(j)(m)(t)	Software & Services	L+538	1.0%	4/23/21		10,564	10,143	9,974
Sutherland Global Services Inc	(h)(i)(j)(m)(t)	Software & Services	L+538	1.0%	4/23/21		2,459	2,361	2,322
Swift Worldwide Resources Holdco Ltd	(f)(g)	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	7/20/21		19,492	19,492	19,492
Tangoe LLC		Software & Services	L+650	1.0%	11/28/25		52,024	51,511	51,504
Team Health Inc	(j)(t)	Health Care Equipment & Services	L+275	1.0%	2/6/24		78	71	70
Trace3 Inc	(f)(g)(h)(i)	Diversified Financials	L+675	1.0%	8/5/24		161,585	161,585	159,970
Virgin Pulse Inc	(h)(i)	Software & Services	L+650	1.0%	5/22/25		79,891	79,290	77,407
Vivint Inc	(i)(t)	Commercial & Professional Services	L+500		4/1/24		18,583	18,537	18,111
Warren Resources Inc	(h)(u)	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20		14,652	14,652	14,652
York Risk Services Group Inc	(t)	Insurance	L+375	1.0%	10/1/21		980	975	919
Zeta Interactive Holdings Corp	(f)(h)	Software & Services	L+750	1.0%	7/29/22		37,112	37,112	37,483
Zeta Interactive Holdings Corp	(n)	Software & Services	L+750	1.0%	7/29/22		6,571	6,571	6,637

Total Senior Secured Loans—First Lien								3,539,497	3,450,630
Unfunded Loan Commitments								(157,339)	(157,339)

Net Senior Secured Loans—First Lien								3,382,158	3,293,291

Senior Secured Loans—Second Lien—13.0%
Access CIG LLC	(t)	Software & Services	L+775		2/27/26		1,326	1,342	1,314
Advantage Sales & Marketing Inc	(t)	Commercial & Professional Services	L+650	1.0%	7/25/22		2,291	2,039	1,815
American Bath Group LLC	(i)(t)	Capital Goods	L+975	1.0%	9/30/24		7,000	6,588	6,965
Ammeraal Beltech Holding BV	(m)	Capital Goods	L+800		7/27/26		52,309	51,285	51,183

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Arena Energy LP	(f)(h)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	$25,872	$25,872	$25,872
Bellatrix Exploration Ltd	(m)	Energy	8.5%		7/26/23	4,500	4,076	3,979
Bellatrix Exploration Ltd	(m)	Energy	8.5%		7/26/23	1,872	1,872	1,866
Bellatrix Exploration Ltd	(m)(n)	Energy	8.5%		7/26/23	624	624	622
Byrider Finance LLC		Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20	29,695	29,695	29,138
Catalina Marketing Corp	(i)(k)(l)(t)	Media	L+675	1.0%	4/11/22	10,000	9,958	237
Chisholm Oil & Gas Operating LLC	(h)	Energy	L+800	1.0%	3/21/24	16,000	16,000	15,811
Crossmark Holdings Inc	(i)(k)(l)(t)	Media	L+750	1.3%	12/21/20	7,778	7,786	311
Envigo Laboratories Inc	(h)(t)	Health Care Equipment & Services	L+775		4/29/20	3,272	3,189	3,051
Fairway Group Holdings Corp	(k)(l)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	1,744	1,520	—
Grocery Outlet Inc	(t)	Food & Staples Retailing	L+725		10/22/26	2,287	2,265	2,273
Gruden Acquisition Inc	(h)(t)	Transportation	L+850	1.0%	8/18/23	15,000	14,511	15,038
Jazz Acquisition Inc	(f)(t)	Capital Goods	L+675	1.0%	6/19/22	3,700	3,729	3,460
LBM Borrower LLC	(f)(i)(j)(t)	Capital Goods	L+925	1.0%	8/20/23	29,332	29,090	28,746
One Call Care Management Inc	(h)	Insurance	L+375, 6.0% PIK (6.0% Max PIK)		4/11/24	12,472	12,362	11,946
OPE Inmar Acquisition Inc	(i)(t)	Software & Services	L+800	1.0%	5/1/25	2,615	2,583	2,589
P2 Energy Solutions, Inc.	(i)(t)	Energy	L+800	1.0%	4/30/21	14,500	14,614	13,920
Paradigm Acquisition Corp	(t)	Health Care Equipment & Services	L+750		10/26/26	1,599	1,595	1,607
Peak 10 Holding Corp	(i)(j)(t)	Telecommunication Services	L+725	1.0%	8/1/25	5,814	5,630	5,247
Pure Fishing Inc		Consumer Durables & Apparel	L+838	1.0%	12/31/26	46,828	46,362	46,359
Rise Baking Company	(i)	Food, Beverage & Tobacco	L+800	1.0%	8/9/26	17,990	17,817	17,822
Sequa Corp	(i)(t)	Materials	L+900	1.0%	4/28/22	7,462	7,416	7,089
SIRVA Worldwide Inc	(i)(t)	Commercial & Professional Services	L+950		8/2/26	2,494	2,312	2,207
SMG/PA	(j)(t)	Consumer Services	L+700		1/23/26	3,641	3,671	3,599
Spencer Gifts LLC	(i)(t)	Retailing	L+825	1.0%	6/29/22	20,000	20,063	17,100
Titan Energy LLC	(h)(k)(l)	Energy	L+1300 PIK (L+1300 Max PIK)	1.0%	2/23/20	89,408	67,595	8,316
WireCo WorldGroup Inc	(t)	Capital Goods	L+900	1.0%	9/30/24	5,115	5,178	5,128

Total Senior Secured Loans—Second Lien							418,639	334,610
Unfunded Loan Commitments							(624)	(624)

Net Senior Secured Loans—Second Lien							418,015	333,986

Other Senior Secured Debt—7.7%
Advanced Lighting Technologies Inc	(k)(l)(u)	Materials	L+700, 10.0% PIK (10.0% Max PIK)	1.0%	10/4/23	11,342	10,663	3,630
Akzo Nobel Specialty Chemicals	(m)(t)	Materials	8.0%		10/1/26	2,019	2,019	1,890
Artesyn Embedded Technologies Inc	(t)	Technology Hardware & Equipment	9.8%		10/15/20	1,574	1,518	1,456
Black Swan Energy Ltd	(m)	Energy	9.0%		1/20/24	1,333	1,333	1,286
Boyne USA Inc	(t)	Consumer Services	7.3%		5/1/25	44	46	46
DJO Finance LLC/DJO Finance Corp	(t)	Health Care Equipment & Services	8.1%		6/15/21	6,838	6,886	7,060
FourPoint Energy LLC	(h)(i)	Energy	9.0%		12/31/21	46,313	45,107	45,502
Genesys Telecommunications Laboratories Inc	(t)	Technology Hardware & Equipment	10.0%		11/30/24	144	159	152
Global A&T Electronics Ltd	(i)(m)(t)	Semiconductors & Semiconductor Equipment	8.5%		1/12/23	15,949	16,079	14,155
JC Penney Corp Inc	(j)(m)(t)	Retailing	5.7%		6/1/20	126	117	101

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
JW Aluminum Co	(h)(t)(u)	Materials	10.3%		6/1/26	$33,001	$33,001	$32,919
Lycra	(m)(t)	Consumer Durables & Apparel	7.5%		5/1/25	3,659	3,687	3,444
Mood Media Corp	(h)(u)	Media	L+1400 PIK (L+1400 Max PIK)	1.0%	6/28/24	28,478	28,383	28,478
Numericable-SFR	(m)(t)	Software & Services	8.1%		2/1/27	917	917	869
Pattonair Holdings Ltd	(m)(t)	Capital Goods	9.0%		11/1/22	4,111	4,252	4,153
Ply Gem Holdings Inc	(t)	Capital Goods	8.0%		4/15/26	7,807	7,453	7,182
Sorenson Communications LLC	(h)(t)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	7,058	6,952	6,987
Sunnova Energy Corp		Energy	6.0%, 6.0% PIK (6.0% Max PIK)		7/31/19	1,123	1,123	1,116
Talos Production LLC	(h)(t)	Energy	11.0%		4/3/22	4,500	4,701	4,376
Velvet Energy Ltd	(i)(m)	Energy	9.0%		10/5/23	15,000	15,000	15,120
Vivint Inc	(h)(t)	Commercial & Professional Services	7.6%		9/1/23	7,309	6,707	5,981
Vivint Inc	(h)(t)	Commercial & Professional Services	7.9%		12/1/22	11,307	11,078	10,713

Total Other Senior Secured Debt							207,181	196,616

Subordinated Debt—8.6%
All Systems Holding LLC		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	206	206	206
Ascent Resources Utica Holdings LLC/ARU Finance Corp	(h)(i)(t)	Energy	10.0%		4/1/22	26,026	26,026	26,635
Aurora Diagnostics Holdings LLC/Aurora Diagnostics Financing Inc	(h)(t)	Health Care Equipment & Services	12.3%, 1.5% PIK (1.5% Max PIK)		1/15/20	6,235	5,951	6,235
Avantor Inc	(i)(t)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%		10/1/25	20,000	20,000	20,012
Byrider Finance LLC		Automobiles & Components	20.0% PIK (20.0% Max PIK)		3/31/22	1,458	1,458	1,458
CEC Entertainment Inc	(t)	Consumer Services	8.0%		2/15/22	18,510	18,397	16,659
ClubCorp Club Operations Inc	(h)(t)	Consumer Services	8.5%		9/15/25	10,733	10,361	9,660
Diamond Resorts International Inc	(t)	Consumer Services	10.8%		9/1/24	3,048	3,191	2,751
Eclipse Resources Corp	(m)(t)	Energy	8.9%		7/15/23	9,175	9,049	7,879
Great Lakes Dredge & Dock Corp	(m)(t)	Capital Goods	8.0%		5/15/22	5,276	5,276	5,364
Intelsat Jackson Holdings SA	(m)(t)	Media	5.5%		8/1/23	5,752	5,178	5,058
Ken Garff Automotive LLC	(t)	Retailing	7.5%		8/15/23	6,004	6,055	5,959
Lazard Global Compounders Fund	(m)(n)	Diversified Financials	L+650	4.5%	9/15/25	15,000	15,000	14,682
LifePoint Hospitals Inc	(t)	Health Care Equipment & Services	9.8%		12/1/26	7,656	7,571	7,295
Logan’s Roadhouse Inc	(l)	Consumer Services			11/1/24	4,907	4,857	4,855
PF Chang’s China Bistro Inc	(h)(i)(t)	Consumer Services	10.3%		6/30/20	28,977	28,320	26,460
Quorum Health Corp	(t)	Health Care Equipment & Services	11.6%		4/15/23	2,566	2,554	2,446
Sorenson Communications LLC	(h)(t)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	5,364	5,170	5,498
SRS Distribution Inc	(h)(t)	Capital Goods	8.3%		7/1/26	11,667	11,476	10,734
Stars Group Holdings BV	(m)(t)	Consumer Services	7.0%		7/15/26	1,438	1,438	1,398
Sungard Availability Services Capital Inc	(t)	Software & Services	8.8%		4/1/22	5,900	4,860	1,322
Team Health Inc	(t)	Health Care Equipment & Services	6.4%		2/1/25	6,901	5,958	5,633
Vertiv Group Corp	(h)(t)	Technology Hardware & Equipment	9.3%		10/15/24	16,584	16,411	14,760
Vivint Inc	(h)(t)	Commercial & Professional Services	8.8%		12/1/20	7,602	7,328	7,250
York Risk Services Group Inc	(h)(i)(t)	Insurance	8.5%		10/1/22	38,070	35,701	26,649

Total Subordinated Debt							257,792	236,858
Unfunded Debt Commitments							(15,000)	(15,000)

Net Subordinated Debt							242,792	221,858

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount/ Shares(c)	Cost	Fair Value(d)
Asset Based Finance—1.8%
Altus Power America Inc, Preferred Stock	(r)	Energy	9.0%, 5.0% PIK		10/3/23	1,060,975	$1,061	$1,045
CGMS CLO 2013-3A Class Subord., 7/15/2025	(m)	Diversified Financials	27.8%		7/15/25	$23,263	9,222	12,050
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	986	971	986
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	6,267	6,174	6,267
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,295	1,276	1,295
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,219	1,201	1,219
Global Jet Capital LLC, Structured Mezzanine	(e)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	7,287	7,179	7,287
Global Jet Capital LLC, Structured Mezzanine	(e)(m)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	1,712	1,687	1,712
Global Jet Capital LLC, Structured Mezzanine	(e)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	219	216	219
Global Jet Capital LLC, Structured Mezzanine	(e)(m)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	1,253	1,234	1,253
Global Jet Capital LLC, Structured Mezzanine	(e)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	625	616	625
Global Jet Capital LLC, Structured Mezzanine	(e)(m)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	146	143	146
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	2,332	2,298	2,332
NewStar Clarendon 2014-1A Class Subord. B	(m)	Diversified Financials	L+435		1/25/27	1,060	1,014	1,055
NewStar Clarendon 2014-1A Class D	(m)	Diversified Financials	13.2%		1/25/27	12,140	7,758	8,661

							42,050	46,152

Equity/Other—10.4%
5 Arch Income Fund 2, LLC, Common Stock	(m)(p)	Diversified Financials				8,000	197	400
Abaco Energy Technologies LLC, Common Equity	(l)	Energy				3,055,556	3,056	1,299
Abaco Energy Technologies LLC, Preferred Equity	(l)	Energy				12,734,481	637	6,686
Advanced Lighting Technologies Inc, Common Stock	(l)(u)	Materials				265,747	7,471	—
Advanced Lighting Technologies Inc, Warrant	(l)(u)	Materials			10/4/27	4,189	39	—
All Systems Holding LLC, Common Stock		Commercial & Professional Services				124	1,201	1,384
Altus Power America Inc, Common Stock	(l)	Energy				462,008	462	81
Ascent Resources Utica Holdings LLC/ARU Finance Corp, Common Stock	(o)	Energy				13,555,557	12,900	3,768
Ascent Resources Utica Holdings LLC/ARU Finance Corp, Trade Claim	(o)	Energy				115,178,572	25,800	32,020
ASG Technologies, Common Stock	(l)(u)	Software & Services				625,178	13,475	31,743
ASG Technologies, Warrants	(l)(u)	Software & Services			6/27/22	253,704	7,231	7,364
Aspect Software Inc, Common Stock	(l)	Software & Services				38,574	9,932	—
ATX Networks Corp, Common Stock	(l)(m)	Technology Hardware & Equipment				72,635	116	56
Aurora Diagnostics Holdings LLC/Aurora Diagnostics Financing Inc, Warrant	(h)(l)	Health Care Equipment & Services			5/25/27	94,193	686	135
Australis Maritime, Private Equity	(l)(m)	Transportation				—	1,136	1,136
Byrider Finance LLC, Common Stock	(l)	Automobiles & Components				1,389	—	—
Chisholm Oil & Gas Operating LLC, Series A Units	(l)(p)	Energy				75,000	75	32
Cimarron Energy Inc, Common Stock	(l)	Energy				4,302,293	3,950	194
Cimarron Energy Inc, Participation Option	(l)	Energy				25,000,000	1,289	1,125
CSafe Global, Common Stock	(l)	Capital Goods				417,400	417	584
Eastman Kodak Co, Common Stock	(l)(t)	Consumer Durables & Apparel				354	7	1

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount/ Shares(c)	Cost	Fair Value(d)
Empire Today LLC, Common Stock	(l)	Retailing				$411	$1,227	$1,189
Envigo Laboratories Inc, Warrant	(h)(l)(t)	Health Care Equipment & Services			4/29/24	10,924	—	—
Envigo Laboratories Inc, Warrant	(h)(l)(t)	Health Care Equipment & Services			4/29/24	17,515	—	—
Fairway Group Holdings Corp, Common Stock	(l)	Food & Staples Retailing				31,626	1,016	—
FourPoint Energy LLC, Common Stock, Class C-II-A Units	(l)(p)	Energy				13,000	13,000	2,909
FourPoint Energy LLC, Common Stock, Class D Units	(l)(p)	Energy				2,437	1,610	551
FourPoint Energy LLC, Common Stock, Class E-II Units	(l)(p)	Energy				29,730	7,432	6,652
FourPoint Energy LLC, Common Stock, Class E-III Units	(l)(p)	Energy				43,875	10,969	9,817
Fox Head Inc, Common Stock	(e)(l)	Consumer Durables & Apparel				8,857,143	8,857	3,947
Global Jet Capital LLC, Preferred Stock	(e)(l)	Commercial & Professional Services				5,385,440	5,386	754
Global Jet Capital LLC, Preferred Stock	(e)(l)(m)	Commercial & Professional Services				843,426	843	118
Harvest Oil & Gas Corp, Common Stock	(e)(l)(t)	Energy				7,161	158	129
Harvey Industries Inc, Common Stock	(l)	Capital Goods				666,667	667	1,350
HM Dunn Co Inc, Preferred Stock, Series A	(h)(l)(u)	Capital Goods				12,857	—	—
HM Dunn Co Inc, Preferred Stock, Series B	(h)(l)(u)	Capital Goods				12,857	—	—
Industrial Group Intermediate Holdings LLC, Common Stock	(l)(p)	Materials				2,678,947	2,679	1,607
JHC Acquisition LLC, Common Stock	(l)	Capital Goods				1,449	1,449	1,946
JSS Holdings Ltd, Net Profits Interest	(l)	Capital Goods				—	—	471
JW Aluminum Co, Common Stock	(e)(i)(l)(u)	Materials				548	—	—
JW Aluminum Co, Preferred Stock	(e)(i)(u)	Materials	12.5% PIK		11/17/25	4,869	32,040	43,890
MB Precision Holdings LLC, Class A-2 Units	(g)(h)(l)(u)	Capital Goods				6,655,178	2,288	—
MB Precision Holdings LLC, Preferred Stock	(g)(h)(l)(p)(u)	Capital Goods				41,778,909	8,600	5,826
Mood Media Corp, Common Stock	(l)(u)	Media				17,400,835	12,644	15,842
North Haven Cadence Buyer Inc, Common Equity	(l)	Consumer Services				2,916,667	2,917	4,448
Power Distribution Inc, Common Stock	(l)	Capital Goods				2,076,923	2,077	1,090
Professional Plumbing Group Inc, Common Stock	(e)(l)	Capital Goods				3,000,000	3,000	7,800
Ridgeback Resources Inc, Common Stock	(e)(l)(m)(s)	Energy				817,308	5,022	4,043
Sequential Brands Group Inc., Common Stock	(e)(l)(t)	Consumer Durables & Apparel				408,685	5,517	327
Sorenson Communications LLC, Common Stock	(e)(l)	Telecommunication Services				43,796	—	36,026
SSC (Lux) Limited S.a r.l., Common Stock	(l)(m)	Health Care Equipment & Services				261,364	5,227	6,403
Sunnova Energy Corp, Common Stock	(l)	Energy				384,746	1,444	—
Sunnova Energy Corp, Preferred Stock	(l)	Energy				70,229	374	385
Swift Worldwide Resources Holdco Ltd, Common Stock	(l)	Energy				1,250,000	2,009	625
Templar Energy LLC, Common Stock	(e)(l)(p)(t)	Energy				717,718	6,101	449
Templar Energy LLC, Preferred Stock	(e)(l)(t)	Energy				475,758	4,751	1,427
Titan Energy LLC, Common Stock	(e)(l)(t)	Energy				200,040	6,321	60
Trace3 Inc, Common Stock		Diversified Financials				33,216	332	616
Warren Resources Inc, Common Stock	(l)(u)	Energy				2,371,337	11,145	5,573
White Star Petroleum LLC	(l)(p)	Energy				1,613,753	1,372	524
Zeta Interactive Holdings Corp, Preferred Stock, Series E-1	(l)	Software & Services				620,025	4,929	6,519
Zeta Interactive Holdings Corp, Preferred Stock, Series F	(l)	Software & Services				563,932	4,929	5,816

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount/ Shares(c)	Cost	Fair Value(d)
Zeta Interactive Holdings Corp, Warrant	(l)	Software & Services			4/20/27	$84,590	$—	$240

Total Equity/Other							268,409	267,377

TOTAL INVESTMENTS—169.8%							$4,560,605	4,359,280

LIABILITIES IN EXCESS OF ASSETS—(69.8%)								(1,791,871)

NET ASSETS—100.0%								$2,567,409

A summary of outstanding financial instruments as of December 31, 2018 is as follows:

Interest rate swaps

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Depreciation
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(1,090)	$(1,090)
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.81%	12/18/2021	—	(653)	(653)

					$—	$(1,743)	$(1,743)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2018, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 2.81%, and the U.S. Prime Lending Rate, or Prime, was 5.50%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of underlying investment.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 8).

(e)	Security or portion thereof held within Cobbs Creek LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 9).

(f)	Security or portion thereof held within Cooper River LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 9).

(g)

Security or portion thereof held within Darby Creek LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(h)	Security or portion thereof held within Juniata River LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, N.A. (see Note 9).

(i)	Security or portion thereof held within Green Creek LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with Goldman Sachs Bank USA (see Note 9).

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

(j)	Position or portion thereof unsettled as of December 31, 2018.

(k)	Security was on non-accrual status as of December 31, 2018.

(l)	Security is non-income producing.

(m)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2018, 88.2% of the Company’s total assets represented qualifying assets.

(n)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(o)	Security held within IC II American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security held within FSIC II Investments, Inc., a wholly-owned subsidiary of the Company.

(q)	Security held within IC II Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(r)	Security held within IC II Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(s)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars at an exchange rate of CAD $1.00 to $0.73 as of December 31, 2018.

(t)	Security is classified as Level 1 or Level 2 in the Company’s fair value hierarchy (see Note 8).

(u)

Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2018, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the year ended December 31, 2018:

Portfolio Company	Fair Value at December 31, 2017	Transfers In or Out	Purchases and Paid-in-Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income(1)	PIK Income(1)	Fee Income(1)
Senior Secured Loans—First Lien
Advanced Lighting Technologies, Inc.	$9,218	$—	$—	$(92)	$223	$13	$(237)	$9,125	$1,119	$—	$—
H.M. Dunn Co., Inc.(2)	—	64,286	—	—	—	(25,715)	(31,549)	7,022	1,656	—	—
Logan’s Roadhouse, Inc.(3)	4,669	—	2,223	(6,875)	—	(25)	8	—	17	710	—
Logan’s Roadhouse, Inc.	—	—	1,347	(1,333)	—	(14)	—	—	529	529	—
MB Precision Holdings LLC(2)	—	64,367	710	(12,581)	—	(32,132)	975	21,339	3,507	—	—
Warren Resources, Inc.	43,613	—	170	(28,068)	—	—	(1,063)	14,652	1,939	170	1,123
Senior Secured Loans—Second Lien
JW Aluminum Co.	34,382	—	—	(33,874)	1	7	(516)	—	1,492	—	—
Logan’s Roadhouse, Inc.	6,771	—	194	(1,839)	6	(13,001)	7,869	—	188	194	—
Other Senior Secured Debt
Advanced Lighting Technologies, Inc.	10,278	—	646	(261)	—	—	(7,033)	3,630	1,182	646	—
JW Aluminum Co.	—	—	33,001	—	—	—	(82)	32,919	1,983	—	—
Mood Media Corp.	23,219	—	5,274	—	5	—	(20)	28,478	4,429	1,901	—

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2017	Transfers In or Out	Purchases and Paid-in-Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income(1)	PIK Income(1)	Fee Income(1)
Equity/Other
Advanced Lighting Technologies, Inc., Common Equity	$5,900	$—	$—	$—	$—	$—	$(5,900)	$—	$—	$—	$—
Advanced Lighting Technologies, Warrants, 10/4/2027	26	—	—	—	—	—	(26)	—	—	—	—
ASG Everglades Holdings, Inc., Common Equity	30,727	—	—	—	—	—	1,016	31,743	—	—	—
ASG Everglades Holdings, Inc., 6/27/2022, Warrants	6,951	—	—	—	—	—	413	7,364	—	—	—
HM Dunn Aerosystems, Inc., Preferred Equity, Series A(2)	—	—	—	—	—	—	—	—	—	—	—
HM Dunn Aerosystems, Inc., Preferred Equity, Series B(2)	—	—	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	15,074	—	18,992	—	210	—	9,614	43,890	5,632	4,785	—
MB Precision Holdings LLC, Class A-2 Units(2)	—	2,288	—	—	—	—	(2,288)	—	—	—	—
MB Precision Holdings LLC, Preferred Stock	—	—	8,600	—	—	—	(2,774)	5,826	—	—	—
Mood Media Corp.	28,659	—	—	—	—	—	(12,817)	15,842	—	—	—
Roadhouse Holding Inc., Common Equity	—	—	—	—	—	(4,657)	4,657	—	—	—	—
Warren Resources, Inc., Common Equity	4,031	—	—	—	—	—	1,542	5,573	—	—	—

Total	$223,518	$130,941	$71,157	$(84,923)	$445	$(75,524)	$(38,211)	$227,403	$23,673	$8,935	$1,123

(1)	Interest, PIK and fee income presented for the year ended December 31, 2018.

(2)

The Company held this investment as of December 31, 2017 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2017. Transfers in or out have been presented at amortized cost.

(3)	Security includes a partially unfunded commitment as of December 31, 2017 with an amortized cost of $760 and a fair value of $752.

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—119.9%
5 Arch Income Fund 2, LLC	(o)(s)	Diversified Financials	10.5%		11/18/21	$14,912	$14,935	$14,912
5 Arch Income Fund 2, LLC	(o)(p)(s)	Diversified Financials	10.5%		11/18/21	4,088	4,088	4,088
Abaco Energy Technologies LLC	(j)	Energy	L+700, 2.5% PIK (2.5% Max PIK)	1.0%	11/20/20	25,842	25,079	25,390
Actian Corp.	(f)(j)(g)	Software & Services	L+806	1.0%	6/30/22	45,714	45,714	46,286
Advanced Lighting Technologies, Inc.	(j)(y)	Materials	L+750	1.0%	10/4/22	9,218	7,789	9,218
AG Group Merger Sub, Inc.	(f)(h)(k)(j)	Commercial & Professional Services	L+750	1.0%	12/29/23	62,418	62,418	63,510
All Systems Holding LLC	(h)(k)(j)	Commercial & Professional Services	L+767	1.0%	10/31/23	103,557	103,557	105,110
Altus Power America, Inc.	(k)	Energy	L+750	1.5%	9/30/21	2,866	2,866	2,809
Altus Power America, Inc.	(p)	Energy	L+750	1.5%	9/30/21	884	884	866
Ascension Insurance, Inc.	(f)(h)(j)(g)	Insurance	L+825	1.3%	3/5/19	78,342	78,020	79,419
Ascension Insurance, Inc.	(p)	Insurance	L+825	1.3%	3/5/19	27,800	27,800	28,182
Aspect Software, Inc.		Software & Services	L+1050	1.0%	5/25/18	1,804	1,804	1,804
Aspect Software, Inc.		Software & Services	L+1050	1.0%	5/25/18	46	46	46
Aspect Software, Inc.	(j)	Software & Services	L+1050	1.0%	5/25/20	3,620	3,620	3,349
Aspect Software, Inc.	(p)	Software & Services	L+1200	1.0%	5/25/18	657	657	—
Atlas Aerospace LLC	(f)(k)(j)	Capital Goods	L+802	1.0%	12/29/22	86,857	86,857	86,857
ATX Networks Corp.	(f)(g)(o)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	1,911	1,894	1,899
ATX Networks Corp.	(f)(k)(o)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	25,569	24,974	25,410
Avaya Inc.	(i)(g)	Technology Hardware & Equipment	L+475	1.0%	12/15/24	17,000	16,830	16,761
AVF Parent, LLC	(f)(j)(k)	Retailing	L+725	1.3%	3/1/24	76,382	76,382	77,963
Borden Dairy Co.	(g)(h)(j)	Food, Beverage & Tobacco	L+804	1.0%	7/6/23	52,500	52,500	52,484
Cactus Wellhead, LLC	(f)(g)	Energy	L+600	1.0%	7/31/20	16,211	15,596	16,238
CEVA Group Plc	(o)(p)	Transportation	L+500		3/19/19	20,000	20,000	18,750
Cimarron Energy Inc.	(k)	Energy	L+1150 PIK (L+1150 Max PIK)	1.0%	12/15/19	25,470	25,470	10,379
ConnectiveRx, LLC	(f)(g)(j)	Health Care Equipment & Services	L+828	1.0%	11/25/21	51,032	51,032	51,053
Crestwood Holdings LLC	(f)	Energy	L+800	1.0%	6/19/19	4,185	4,180	4,207
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	11/1/21	3,548	3,548	3,517
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	11/1/21	2,713	2,713	2,689
CSafe Acquisition Co., Inc.	(f)(g)(h)(j)	Capital Goods	L+725	1.0%	10/31/23	49,935	49,935	49,498
CSafe Acquisition Co., Inc.	(p)	Capital Goods	L+725	1.0%	10/31/23	26,797	26,797	26,562
Dade Paper & Bag, LLC	(f)(g)(h)(j)	Capital Goods	L+750	1.0%	6/10/24	137,112	137,112	141,911
Dayton Superior Corp.	(k)	Materials	L+800	1.0%	11/15/21	11,550	11,263	9,992
Diamond Resorts International, Inc.	(g)	Consumer Services	L+600	1.0%	9/2/23	6,853	6,713	6,919
Eastman Kodak Co.	(f)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	6,836	6,797	5,931
Empire Today, LLC	(f)(g)(h)(j)(k)	Retailing	L+800	1.0%	11/17/22	89,100	89,100	89,991
Fairway Group Acquisition Co.	(j)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		1/3/20	2,725	2,725	2,725

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Fairway Group Acquisition Co.	(m)(n)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		1/3/20	$1,777	$1,733	$400
Fox Head, Inc.	(g)(j)(k)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	13,020	13,020	13,009
FR Dixie Acquisition Corp.	(f)	Energy	L+475	1.0%	12/18/20	4,042	4,032	2,386
FullBeauty Brands Holdings Corp.	(k)	Consumer Durables & Apparel	L+475	1.0%	10/14/22	4,949	4,561	2,929
FullBeauty Brands Holdings Corp.	(k)	Consumer Durables & Apparel	L+800	1.0%	10/14/20	55,000	55,000	54,313
Greystone Equity Member Corp.	(e)(o)	Diversified Financials	L+1050		3/31/21	13,582	13,596	13,599
Greystone Equity Member Corp.	(e)(o)	Diversified Financials	L+1100		3/31/21	21,048	21,048	21,258
Greystone Equity Member Corp.	(o)(p)	Diversified Financials	L+1100		3/31/21	5,370	5,370	5,424
Gulf Finance, LLC	(g)	Energy	L+525	1.0%	8/25/23	4,864	4,745	4,392
H.M. Dunn Co., Inc.	(j)(k)	Capital Goods	L+946	1.0%	3/26/21	64,286	64,286	61,393
Hudson Technologies Co.	(j)(k)(o)	Commercial & Professional Services	L+725	1.0%	10/10/23	51,359	51,359	52,065
Hudson Technologies Co.	(o)(p)	Commercial & Professional Services	L+725	1.0%	10/10/23	12,228	12,228	12,396
Hybrid Promotions, LLC	(g)(j)(k)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	47,740	47,740	47,699
Icynene U.S. Acquisition Corp.	(f)(g)(j)	Materials	L+700	1.0%	11/30/24	36,000	36,000	36,007
Industrial Group Intermediate Holdings, LLC	(f)(g)(h)(j)(k)	Materials	L+800	1.3%	5/31/20	130,488	130,488	132,445
Industry City TI Lessor, L.P.	(j)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	12,324	12,324	12,478
JMC Acquisition Merger Corp.	(f)(g)(h)	Capital Goods	L+854	1.0%	11/6/21	20,495	20,495	20,828
JSS Holdings, Inc.	(f)(g)(j)(k)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	72,715	72,056	73,842
JSS Holdings, Inc.	(p)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	13,273	13,273	13,478
Kodiak BP, LLC	(g)(h)(j)(k)	Capital Goods	L+725	1.0%	12/1/24	84,121	84,121	84,332
Kodiak BP, LLC	(p)	Capital Goods	L+725	1.0%	12/1/24	24,242	24,242	24,303
Latham Pool Products, Inc.	(f)(g)(j)	Commercial & Professional Services	L+775	1.0%	6/29/21	28,092	28,092	28,408
LD Intermediate Holdings, Inc.	(k)	Software & Services	L+588	1.0%	12/9/22	16,575	15,186	14,891
Logan’s Roadhouse, Inc.	(y)	Consumer Services	L+1100	1.0%	5/5/19	4,677	4,677	4,677
Logan’s Roadhouse, Inc.	(y)	Consumer Services	L+1100	1.0%	5/5/19	752	760	752
MB Precision Holdings LLC	(g)(h)(j)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.3%	1/23/21	64,367	64,367	58,976
MORSCO, Inc.	(e)(f)	Capital Goods	L+700	1.0%	10/31/23	3,581	3,460	3,652
Moxie Liberty LLC	(f)(h)	Energy	L+650	1.0%	8/21/20	11,634	11,651	10,751
Moxie Patriot LLC	(h)	Energy	L+575	1.0%	12/19/20	5,383	5,360	5,303
Nobel Learning Communities, Inc.		Consumer Services	L+450	1.0%	5/5/21	3,075	3,075	3,075
Nobel Learning Communities, Inc.	(p)	Consumer Services	L+450	1.0%	5/5/21	8,106	8,106	8,106
Nobel Learning Communities, Inc.	(f)(j)(k)	Consumer Services	L+436	4.5%	5/5/23	84,472	84,472	84,045
Nobel Learning Communities, Inc.	(p)	Consumer Services	L+375	4.5%	5/5/23	49,689	49,689	49,439
North Haven Cadence Buyer, Inc.	(p)	Consumer Services	L+500	1.0%	9/2/21	2,625	2,625	2,625
North Haven Cadence Buyer, Inc.	(f)(h)(j)(k)	Consumer Services	L+810	1.0%	9/2/22	77,522	77,522	78,976
North Haven Cadence Buyer, Inc.	(p)	Consumer Services	L+750	1.0%	9/2/22	9,917	9,917	10,103

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Nova Wildcat Amerock, LLC	(f)(g)(j)	Consumer Durables & Apparel	L+800	1.3%	9/10/19		$64,921	$64,921	$65,245
PHRC License, LLC	(e)(g)(h)	Consumer Services	L+850	1.5%	4/28/22		67,500	67,500	69,187
Polymer Additives, Inc.	(g)(h)(k)	Materials	L+888	1.0%	12/19/22		63,068	63,068	65,276
Polymer Additives, Inc.	(h)(k)	Materials	L+834	1.0%	12/19/22		29,005	29,005	29,585
Power Distribution, Inc.	(f)(g)(k)	Capital Goods	L+725	1.3%	1/25/23		44,893	44,893	45,566
Production Resource Group, LLC	(g)(j)(k)	Media	L+750	1.0%	1/14/19		137,162	137,162	145,049
Propulsion Acquisition, LLC	(f)(g)(j)(k)	Commercial & Professional Services	L+600	1.0%	7/13/21		58,874	56,828	58,285
Quest Software US Holdings Inc.	(f)(h)(i)	Software & Services	L+550	1.0%	10/31/22		18,333	18,244	18,659
Roadrunner Intermediate Acquisition Co., LLC	(f)	Health Care Equipment & Services	L+725	1.0%	3/15/23		7,550	7,550	7,614
Rogue Wave Software, Inc.	(j)	Software & Services	L+858	1.0%	9/25/21		24,413	24,413	24,413
Safariland, LLC	(h)(j)	Capital Goods	L+768	1.1%	11/18/23		70,234	70,234	71,200
Safariland, LLC	(h)(j)	Capital Goods	L+725	1.1%	11/18/23		13,867	13,867	14,057
Sequel Youth and Family Services, LLC	(f)(k)(j)	Health Care Equipment & Services	L+778	1.0%	9/1/22		82,353	82,353	83,111
Sequel Youth and Family Services, LLC	(p)	Health Care Equipment & Services	L+700	1.0%	9/1/22		4,118	4,118	4,156
Sequential Brands Group, Inc.	(h)(j)(k)	Consumer Durables & Apparel	L+900		7/1/22		156,102	156,102	154,541
Sorenson Communications, Inc.	(f)(g)(h)(j)	Telecommunication Services	L+575	2.3%	4/30/20		98,440	98,219	99,240
SSC (Lux) Limited S.à r.l.	(g)(h)(j)(o)	Health Care Equipment & Services	L+750	1.0%	9/10/24		104,545	104,545	106,636
Staples Canada, ULC	(o)(w)	Retailing	L+700	1.0%	9/12/23	C$	3,229	2,667	2,602
Strike, LLC		Energy	L+800	1.0%	5/30/19		$2,800	2,766	2,814
Strike, LLC	(k)	Energy	L+800	1.0%	11/30/22		4,523	4,408	4,591
SunGard Availability Services Capital, Inc.	(f)(i)	Software & Services	L+700	1.0%	9/30/21		10,749	10,653	9,970
SunGard Availability Services Capital, Inc.	(i)(l)	Software & Services	L+1000	1.0%	10/1/22		1,000	950	962
Swift Worldwide Resources US Holdings Corp.	(f)(h)	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	7/20/21		19,489	19,489	19,879
ThermaSys Corp.	(f)	Capital Goods	L+400	1.3%	5/3/19		4,522	4,523	4,267
Trace3, LLC	(f)(g)(j)	Software & Services	L+775	1.0%	6/6/23		53,481	53,481	54,751
U.S. Xpress Enterprises, Inc.	(g)(h)(j)	Transportation	L+1075, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/20		66,734	66,734	66,901
USI Senior Holdings, Inc.	(h)(j)	Capital Goods	L+779	1.0%	1/5/22		41,150	41,150	41,383
USI Senior Holdings, Inc.	(p)	Capital Goods	L+725	1.0%	1/5/22		8,373	8,373	8,421
UTEX Industries, Inc.	(k)	Energy	L+400	1.0%	5/21/21		22,057	20,083	21,680
Warren Resources, Inc.	(e)(j)(y)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20		42,550	42,550	43,613
Waste Pro USA, Inc.	(g)(h)(j)(k)	Commercial & Professional Services	L+750	1.0%	10/15/20		121,116	121,116	123,387
Westbridge Technologies, Inc.	(i)	Software & Services	L+850	1.0%	4/28/23		14,813	14,541	14,701
York Risk Services Holding Corp.		Insurance	L+375	1.0%	10/1/21		990	983	971
Zeta Interactive Holdings Corp.	(f)(g)(j)	Software & Services	L+750	1.0%	7/29/22		33,826	33,826	34,334
Zeta Interactive Holdings Corp.	(p)	Software & Services	L+750	1.0%	7/29/22		6,424	6,424	6,520

Total Senior Secured Loans—First Lien								3,650,110	3,663,047
Unfunded Loan Commitments								(241,977)	(241,977)

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Net Senior Secured Loans—First Lien							$3,408,133	$3,421,070

Senior Secured Loans—Second Lien—11.5%
American Bath Group, LLC	(k)	Capital Goods	L+975	1.0%	9/30/24	$7,000	6,494	7,018
Arena Energy, LP	(f)(j)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	24,844	24,844	23,621
BPA Laboratories Inc.	(j)	Pharmaceuticals, Biotechnology & Life Sciences	L+250		4/29/20	3,272	3,134	3,239
Byrider Finance, LLC	(e)	Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20	22,608	22,608	21,280
Checkout Holding Corp.	(k)	Media	L+675	1.0%	4/11/22	10,000	9,953	4,356
Chisholm Oil and Gas Operating, LLC	(j)	Energy	L+800	1.0%	3/21/24	16,000	16,000	15,998
Compuware Corp.	(j)	Software & Services	L+825	1.0%	12/15/22	1,841	1,666	1,850
Crossmark Holdings, Inc.	(k)	Media	L+750	1.3%	12/21/20	7,778	7,788	879
Fairway Group Acquisition Co.	(m)(n)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		10/3/21	1,563	1,520	352
Fieldwood Energy LLC	(e)(k)(m)(n)	Energy	L+713	1.3%	9/30/20	1,947	1,602	652
Gruden Acquisition, Inc.	(j)	Transportation	L+850	1.0%	8/18/23	15,000	14,435	14,981
Inmar, Inc.	(k)	Software & Services	L+800	1.0%	5/1/25	2,615	2,579	2,630
Jazz Acquisition, Inc.	(f)	Capital Goods	L+675	1.0%	6/19/22	3,700	3,736	3,500
JW Aluminum Co.	(e)(j)(k)(y)	Materials	L+850	0.8%	11/17/20	33,874	33,866	34,382
Logan’s Roadhouse, Inc.	(y)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	14,728	14,640	6,771
LTI Holdings, Inc.	(j)	Materials	L+875	1.0%	5/16/25	9,259	9,087	9,421
P2 Upstream Acquisition Co.	(k)	Energy	L+800	1.0%	4/30/21	14,500	14,652	13,413
Peak 10 Holding Corp.	(k)	Software & Services	L+725	1.0%	8/1/25	2,786	2,759	2,810
Production Resource Group, LLC	(f)(g)(h)	Media	L+850	1.0%	7/23/19	95,599	95,599	96,256
Spencer Gifts LLC	(k)	Retailing	L+825	1.0%	6/29/22	20,000	20,078	10,800
Talos Production LLC		Energy	11.0%		4/3/22	4,500	4,213	4,466
Titan Energy Operating, LLC	(g)(j)	Energy	2.0%, L+1100 PIK (L+1100 Max PIK)	1.0%	2/23/20	78,366	67,595	41,557
WP CPP Holdings, LLC	(j)	Capital Goods	L+775	1.0%	4/30/21	6,932	6,913	6,903

Total Senior Secured Loans—Second Lien							385,761	327,135

Other Senior Secured Debt—4.4%
Advanced Lighting Technologies, Inc.	(y)	Materials	L+700, 10.0% PIK (10.0% Max PIK)	1.0%	10/4/23	10,278	10,278	10,278
Black Swan Energy Ltd.	(o)	Energy	9.0%		1/20/24	1,333	1,333	1,343
FourPoint Energy, LLC	(e)(j)(k)	Energy	9.0%		12/31/21	46,313	44,869	47,065
Global A&T Electronics Ltd.	(e)(k)(m)(n)(o)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	19,490	19,114	18,069
Mood Media Corp.	(e)(j)(o)(y)	Media	L+600, 8.0% PIK (8.0% Max PIK)	1.0%	6/28/24	23,104	23,104	23,219
Ridgeback Resources Inc.	(e)(o)(w)	Energy	12.0%		12/29/20	331	326	331

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sorenson Communications, Inc.	(j)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	$7,058	$6,904	$7,058
Sunnova Energy Corp.		Energy	6.0%, 6.0% PIK (6.0% Max PIK)		10/24/18	2,117	2,117	2,117
Velvet Energy Ltd.	(o)	Energy	9.0%		10/5/23	15,000	15,000	15,193

Total Other Senior Secured Debt							123,045	124,673

Subordinated Debt—12.1%
Ascent Resources Utica Holdings, LLC	(i)	Energy	10.0%		4/1/22	40,000	40,000	43,226
Aurora Diagnostics, LLC	(j)	Health Care Equipment & Services	10.8%, 1.5% PIK (1.5% Max PIK)		1/15/20	6,143	5,628	5,713
Avantor, Inc.	(k)	Materials / Materials	9.0%		10/1/25	20,000	20,000	19,888
Bellatrix Exploration Ltd.	(o)	Energy	8.5%		5/15/20	5,000	4,947	4,775
Brooklyn Basketball Holdings, LLC	(h)(j)	Consumer Services	L+725		10/25/19	39,746	39,746	40,342
CEC Entertainment, Inc.	(i)	Consumer Services	8.0%		2/15/22	18,715	18,572	17,709
Ceridian HCM Holding, Inc.	(i)(k)	Commercial & Professional Services	11.0%		3/15/21	40,657	40,304	42,534
Coveris Holdings S.A.	(i)(k)(o)	Materials	7.9%		11/1/19	42,534	42,270	42,454
Eclipse Resources Corp.	(i)(o)	Energy	8.9%		7/15/23	9,175	9,028	9,439
EV Energy Partners, L.P.	(e)(m)	Energy	8.0%		4/15/19	259	246	132
Great Lakes Dredge & Dock Corp.	(i)(o)	Capital Goods	8.0%		5/15/22	9,000	9,000	9,453
Greystone Mezzanine Equity Member Corp.	(o)	Diversified Financials	L+650	4.5%	9/15/25	1,011	1,011	1,011
Greystone Mezzanine Equity Member Corp.	(o)(p)	Diversified Financials	L+650	4.5%	9/15/25	18,989	18,989	18,989
Jupiter Resources Inc.	(h)(k)(o)	Energy	8.5%		10/1/22	28,800	27,037	17,784
P.F. Chang’s China Bistro, Inc.	(i)(k)(j)	Consumer Services	10.3%		6/30/20	44,078	43,300	40,395
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	295	295	330
Sorenson Communications, Inc.	(e)(j)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	5,364	5,119	5,565
SunGard Availability Services Capital, Inc.	(i)	Software & Services	8.8%		4/1/22	5,900	4,632	3,680
TI Group Automotive Systems, LLC	(i)(o)	Automobiles & Components	8.8%		7/15/23	3,408	3,408	3,664
York Risk Services Holding Corp.	(i)(j)(k)	Insurance	8.5%		10/1/22	38,070	35,217	37,499

Total Subordinated Debt							368,749	364,582
Unfunded Loan Commitments							(18,989)	(18,989)

Net Subordinated Debt							349,760	345,593

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Number of Shares	Cost	Fair Value(d)
Asset Based Finance—1.6%
Altus Power America Holdings, LLC, 9.0%, 5.0% PIK, 10/3/2023, Preferred Equity	(t)	Energy				955,284	$955	$955
CGMS CLO 2013-3A Class Subord.	(o)	Diversified Financials	10.5%		7/15/25	23,263	10,658	14,722
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	849	849	864
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	5,398	5,398	5,492
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,115	1,115	1,135
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,050	1,050	1,068
Global Jet Capital Inc.	(e)(o)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	7,751	7,751	7,887
Global Jet Capital Inc.	(e)(o)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	1,268	1,268	1,290
Global Jet Capital Inc.	(e)(o)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	664	664	675
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	2,009	2,009	2,044
NewStar Clarendon 2014-1A Class D	(o)	Diversified Financials	L+435		1/25/27	1,060	1,009	1,062
NewStar Clarendon 2014-1A Class Subord. B	(o)	Diversified Financials	15.8%		1/25/27	12,140	8,768	9,979

							41,494	47,173

Equity/Other—11.6%
5 Arches, LLC, Common Equity	(o)(r)	Diversified Financials				10,000	250	250
Abaco Energy Technologies LLC, Common Equity	(n)	Energy				3,055,556	3,056	458
Abaco Energy Technologies LLC, Preferred Equity	(n)	Energy				12,734,481	637	2,229
ACP FH Holdings GP, LLC, Common Equity	(e)(n)(y)	Consumer Durables & Apparel				88,571	89	67
ACP FH Holdings, LP, Common Equity	(e)(n)(y)	Consumer Durables & Apparel				8,768,572	8,769	6,668
Advanced Lighting Technologies, Inc., Common Equity	(n)	Materials				265,747	7,471	5,900
Advanced Lighting Technologies, Warrants, 10/4/2027	(n)	Materials				4,189	39	26
Altus Power America Holdings, LLC, Common Equity	(n)	Energy				462,008	462	69
AP Exhaust Holdings, LLC, Class A1 Common Units	(n)(r)	Automobiles & Components				84	—	—
AP Exhaust Holdings, LLC, Class A1 Preferred Units	(n)(r)	Automobiles & Components				8,295	9,248	8,378
Ascent Resources Utica Holdings, LLC, Common Equity	(n)(q)	Energy				128,734,129	38,700	32,184
ASG Everglades Holdings, Inc., Common Equity	(n)(y)	Software & Services				625,178	13,475	30,727
ASG Everglades Holdings, Inc. Warrants, 6/27/2022	(n)(y)	Software & Services				253,704	7,231	6,951
Aspect Software Parent, Inc., Common Equity	(n)	Software & Services				403,955	19,021	—
ATX Holdings, LLC, Common Equity	(n)(o)	Technology Hardware & Equipment				72,635	116	84
Aurora Diagnostics Holdings, LLC, Warrants, 5/25/2027	(j)(n)	Health Care Equipment & Services				94,193	686	673

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Number of Shares	Cost	Fair Value(d)
BPA Laboratories, Inc., Series A Warrants, 4/29/2024	(j)(n)	Pharmaceuticals, Biotechnology & Life Sciences				10,924	$—	$—
BPA Laboratories, Inc., Series B Warrants, 4/29/2024	(j)(n)	Pharmaceuticals, Biotechnology & Life Sciences				17,515	—	—
Burleigh Point, Ltd., Warrants, 7/16/2020	(n)(o)	Retailing				3,451,216	1,898	49
Chisholm Oil and Gas Operating, LLC, Series A Units	(n)(r)	Energy				70,947	71	70
Cimarron Energy Holdco Inc., Common Equity	(n)	Energy				3,675,487	3,323	—
Cimarron Energy Holdco Inc., Preferred Equity	(n)	Energy				626,806	627	—
CSF Group Holdings, Inc., Common Equity	(n)	Capital Goods				417,400	417	292
Eastman Kodak Co., Common Equity	(n)(x)	Consumer Durables & Apparel				1,846	36	6
Escape Velocity Holdings, Inc., Common Equity	(n)	Software & Services				33,216	332	784
Fairway Group Holdings Corp., Common Equity	(n)	Food & Staples Retailing				31,626	1,016	—
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	(n)(r)	Energy				13,000	13,000	3,770
FourPoint Energy, LLC, Common Equity, Class D Units	(n)(r)	Energy				2,437	1,610	713
FourPoint Energy, LLC, Common Equity, Class E-II Units	(n)(r)	Energy				29,730	7,432	8,547
FourPoint Energy, LLC, Common Equity, Class E-III Units	(n)(r)	Energy				43,875	10,969	12,724
Global Jet Capital Holdings, LP, Preferred Equity	(e)(n)	Commercial & Professional Services				62,289	6,229	5,606
H.I.G. Empire Holdco, Inc., Common Equity	(n)	Retailing				411	1,227	1,226
Harvey Holdings, LLC, Common Equity	(n)	Capital Goods				666,667	667	1,700
Industrial Group Intermediate Holdings, LLC, Common Equity	(n)(r)	Materials				2,678,947	2,679	4,018
JMC Acquisition Holdings, LLC, Common Equity	(n)	Capital Goods				1,449	1,449	1,964
JSS Holdco, LLC, Net Profits Interest	(n)	Capital Goods				27	—	500
JW Aluminum Co., Common Equity	(e)(k)(n)(y)	Materials				256	—	—
JW Aluminum Co., 12.5% PIK, 11/17/2025, Preferred Equity	(e)(k)(y)	Materials				1,515	12,838	15,074
MB Precision Investment Holdings LLC, Class A-2 Units	(n)(r)	Capital Goods				2,287,659	2,288	—
Mood Media Corp., Common Equity	(n)(o)(y)	Media				17,400,835	12,644	28,659
North Haven Cadence TopCo, LLC, Common Equity	(n)	Consumer Services				2,916,667	2,917	4,521
PDI Parent LLC, Common Equity	(n)	Capital Goods				2,076,923	2,077	2,181
Professional Plumbing Group, Inc., Common Equity	(e)(n)	Capital Goods				3,000,000	3,000	6,900
PSAV Holdings LLC, Common Equity	(n)	Technology Hardware & Equipment				10,000	10,000	34,000
Ridgeback Resources Inc., Common Equity	(e)(n)(o)(w)	Energy				817,308	5,022	4,962
Roadhouse Holding Inc., Common Equity	(n)(y)	Consumer Services				4,481,763	4,657	—
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services				124	1,240	1,887
SandRidge Energy, Inc., Common Equity	(n)(o)(x)	Energy				253,009	5,647	5,331
Sequential Brands Group, Inc., Common Equity	(e)(n)(x)	Consumer Durables & Apparel				408,685	5,517	727
Sorenson Communications, Inc., Common Equity	(e)(n)	Telecommunication Services				43,796	—	35,917
SSC Holdco Limited, Common Equity	(n)(o)	Health Care Equipment & Services				261,364	5,227	6,247
Sunnova Energy Corp., Common Equity	(n)	Energy				384,746	1,444	—
Sunnova Energy Corp., Preferred Equity	(n)	Energy				70,229	374	283
Swift Worldwide Resources Holdco Limited, Common Equity	(n)(o)(u)	Energy				1,250,000	2,010	687
TE Holdings, LLC, Common Equity	(e)(n)(r)	Energy				717,718	6,101	1,166
TE Holdings, LLC, Preferred Equity	(e)(n)	Energy				475,758	4,751	4,520
The Stars Group Inc., Warrants, 5/15/2024	(n)(o)	Consumer Services				2,000,000	16,832	25,140

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Number of Shares	Cost	Fair Value(d)
Titan Energy, LLC, Common Equity	(e)(n)(x)	Energy				200,040	$6,322	$304
Warren Resources, Inc., Common Equity	(n)(y)	Energy				2,371,337	11,145	4,031
White Star Petroleum Holdings, LLC, Common Equity	(n)(r)	Energy				1,613,753	1,372	1,210
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	(n)	Software & Services				620,025	4,929	6,015
Zeta Interactive Holdings Corp., Preferred Equity, Series F	(n)	Software & Services				563,932	4,929	5,261
Zeta Interactive Holdings Corp., Warrants, 4/20/2027	(n)	Software & Services				84,590	—	294

Total Equity/Other							295,515	331,950

TOTAL INVESTMENTS—161.1%							$4,603,708	4,597,594

LIABILITIES IN EXCESS OF OTHER ASSETS—(61.1%)								(1,744,573)

NET ASSETS—100.0%								$2,853,021

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR or L, was 1.69% and the U.S. Prime Lending Rate, or Prime, was 4.50%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 8).

(e)

Security or portion thereof held within Cobbs Creek LLC and is pledged as collateral supporting the obligations of Cobbs Creek LLC under the repurchase transaction with JPMorgan Chase Bank, N.A., London Branch (see Note 9).

(f)	Security or portion thereof held within Cooper River LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 9).

(g)

Security or portion thereof held within Wissahickon Creek LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Wells Fargo Bank, National Association (see Note 9).

(h)

Security or portion thereof held within Darby Creek LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(i)

Security or portion thereof held within Dunning Creek LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(j)	Security or portion thereof held within Juniata River LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, N.A. (see Note 9).

(k)	Security or portion thereof held within Green Creek LLC and is pledged as collateral supporting the amounts outstanding under a term loan with Goldman Sachs Bank USA (see Note 9).

(l)	Position or portion thereof unsettled as of December 31, 2017.

(m)	Security was on non-accrual status as of December 31, 2017.

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(n)	Security is non-income producing.

(o)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2017, 90.2% of the Company’s total assets represented qualifying assets.

(p)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(q)	Security held within IC II American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(r)	Security held within FSIC II Investments, Inc., a wholly-owned subsidiary of the Company.

(s)	Security held within IC II Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(t)	Security held within IC II Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(u)	Investment denominated in British pounds. Cost and fair value are converted into U.S. dollars at an exchange rate of £1.00 to $1.35 as of December 31, 2017.

(v)

The transfer of a portion of this loan does not qualify for sale accounting under Accounting Standards Codification Topic 860, Transfers and Servicing, and therefore, the entire senior secured loan remains in the unaudited consolidated schedule of investments as of December 31, 2017 (see Note 9).

(w)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars at an exchange rate of CAD $1.00 to $0.80 as of December 31, 2017.

(x)	Security is classified as Level 1 in the Company’s fair value hierarchy (see Note 8).

(y)

Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the year ended December 31, 2017:

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(3)	PIK Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Advanced Lighting Technologies, Inc.	$—	$—	$9,055	$(1,333)	$63	$4	$1,429	$9,218	$265	$—	$403
A.T. Cross Co.(1)	28,081	(31,027)	—	—	(682)	—	3,628	—	(682)	—	—
ASG Everglades Holdings, Inc.	80,505	—	12,509	(91,824)	24	148	(1,362)	—	4,540	508	—
Logan’s Roadhouse, Inc.(2)	—	—	5,437	(760)	—	—	(8)	4,669	—	544	—
Warren Resources, Inc.	42,122	—	428	—	—	—	1,063	43,613	4,379	428	(180)
Senior Secured Loans—Second Lien
ASG Everglades Holdings, Inc.	26,179	—	—	(26,989)	408	6,392	(5,990)	—	2,312	—	1,349
JW Aluminum Co.	34,410	—	132	(76)	2	—	(86)	34,382	3,198	132	—
Logan’s Roadhouse, Inc.	10,355	—	3,794	—	22	—	(7,400)	6,771	22	743	—
Senior Secured Bonds
Advanced Lighting Technologies, Inc.	—	—	10,278	—	—	—	—	10,278	152	—	—
Mood Media Corp.	—	23,104	—	—	—	—	115	23,219	3,746	—	—

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2016		Transfers In or Out		Purchases and Paid-in-Kind Interest		Sales and Repayments		Accretion of Discount		Net Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)		Fair Value at December 31, 2017		Interest Income(3)		PIK Income(3)		Fee Income(3)
Subordinated Debt	$		$		$		$		$		$		$		$		$		$		$
Mood Media Corp.		—		6,103		—		(6,930)		47		780		—		—		463		—		—
Equity/Other
Advanced Lighting Technologies, Inc., Common Equity		—		—		7,471		—		—		—		(1,571)		5,900		—		—		—
Advanced Lighting Technologies, Warrants, 10/4/2027		—		—		39		—		—		—		(13)		26		—		—		—
A.T. Cross Co., Common Equity, Class A Units(1)		—		(1,000)		—		—		—		—		1,000		—		—		—		—
A.T. Cross Co., Preferred Equity, Class A-1 Units(1)		—		(243)		—		—		—		—		243		—		—		—		—
A.T. Cross Co., GSO Special Unit(1)		—		—		—		—		—		—		—		—		—		—		—
ASG Everglades Holdings, Inc., Common Equity		29,477		—		—		—		—		—		1,250		30,727		—		—		—
ASG Everglades Holdings, Inc., 6/27/2022, Warrants		6,444		—		—		—		—		—		507		6,951		—		—		—
JW Aluminum Co., Common Equity		—		—		—		—		—		—		—		—		—		—		—
JW Aluminum Co., Preferred Equity		11,854		—		1,559		—		—		—		1,661		15,074		222		1,559		—
Mood Media Corp.		—		7,136		5,508		—		—		—		16,015		28,659		—		—		—
Roadhouse Holding Inc., Common Equity		5,472		—		—		—		—		—		(5,472)		—		—		—		—
Warren Resources, Inc., Common Equity		10,197		—		—		—		—		—		(6,166)		4,031		—		—		—

Total		$285,096		$4,073		$56,210		$(127,912)		$(116)		$7,324		$(1,157)		$223,518		$18,617		$3,914		$1,572

(1)

During the year ended December 31, 2017, the Company’s ownership increased to over 25% of the portfolio company’s voting securities and as a result the Company was deemed to “control” the portfolio company prior to disposition of the investment.

(2)	Security includes a partially unfunded commitment as of December 31, 2017 with an amortized cost of $760 and a fair value of $752

(3)	Interest, PIK, and fee income presented for the year ended December 31, 2017.

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(2)	PIK Income(2)	Fee Income(2)
Senior Secured Loans—First Lien
A.T. Cross Co.(1)	$—	$31,027	$9,654	$(11,099)	$—	$(29,582)	$—	$—	$664	$553	$—
Equity/Other
A.T. Cross Co., Common Equity, Class A Units(1)	—	1,000	—	—	—	(1,000)	—	—	—	—	—
A.T. Cross Co., Preferred Equity, Class A-1 Units(1)	—	243	—	—	—	(243)	—	—	—	—	—
A.T. Cross Co., GSO Special Unit(1)	—	—	—	—	—	—	—	—	—	—	—

Total	$—	$32,270	$9,654	$(11,099)	$—	$(30,825)	$—	$—	$664	$553	$—

(1)

During the year ended December 31, 2017, the Company’s ownership increased to over 25% of the portfolio company’s voting securities and as a result the Company was deemed to “control” the portfolio company prior to disposition of the investment.

(2)	Interest, PIK and fee income presented for the full year ended December 31, 2017.

See notes to consolidated financial statements.

FS Investment Corporation II

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation II, or the Company, was incorporated under the general corporation laws of the State of Maryland on July 13, 2011 and formally commenced investment operations on June 18, 2012. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2018, the Company had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in portfolio companies. The audited consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2018. All significant intercompany transactions have been eliminated in consolidation. Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Company’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, a portion of the Company’s portfolio may be comprised of equity and equity-related securities, corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps.

The Company is externally managed by FS/KKR Advisor, LLC, or the Advisor, pursuant to an investment advisory and administrative services agreement, dated as of April 9, 2018, or the investment advisory and administrative services agreement. On April 9, 2018, GSO/Blackstone Debt Funds Management LLC, or GDFM, resigned as the investment sub-adviser to the Company and terminated the investment sub-advisory agreement, or the investment sub-advisory agreement, between FSIC II Advisor, LLC, or FSIC II Advisor, and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, on April 9, 2018, the Company entered into the investment advisory and administrative services agreement, which replaced an investment advisory and administrative services agreement, dated February 8, 2012, or the FSIC II Advisor investment advisory and administrative services agreement, by and between the Company and FSIC II Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies . The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.

Valuation of Portfolio Investments: The Company determines the fair value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Advisor provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure , or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

•

the Company’s quarterly fair valuation process begins with the Advisor reviewing and documenting valuations of each portfolio company or investment, which valuations are obtained from an independent third-party valuation service and provide a valuation range;

•

the Advisor then provides the valuation committee of the Company’s board of directors, or the valuation committee, with its valuation recommendation for each portfolio company or investment, along with supporting materials;

•	preliminary valuations are then discussed with the valuation committee;

•

the valuation committee reviews the preliminary valuations and the Advisor, together with its independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that the Company’s board of directors approve the fair valuations; and

•

the Company’s board of directors discusses the valuations and determines the fair value of each such investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s consolidated financial statements. In making its determination of fair value, the Company’s board of directors may use any approved independent third-party pricing or valuation services. However, the Company’s board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that the Company’s board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor, any approved independent third-party valuation services and the Company’s board of directors may consider when determining the fair value of the Company’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its determination of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor, any approved independent third-party valuation services and the Company’s board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor, any approved independent third-party valuation services and the Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the Company’s board of directors, in consultation with the Advisor and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company’s board of directors has delegated day-to-day responsibility for implementing its valuation policy to the Advisor, and has authorized the Advisor to utilize independent third-party valuation and pricing services that have been approved by the Company’s board of directors. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. Distributions received from limited liability company (“LLC”) and limited partnership (“LP”) investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Effective January 1, 2018, the Company adopted ASC Topic 606, Revenue from Contracts with Customers, or ASC Topic 606, using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption. The Company did not identify any in-scope contracts that had not been completed as of the date of adoption and, as a result, the Company did not recognize a cumulative effect on stockholders’ equity in connection with the adoption of the new revenue recognition guidance.

The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. Under the new revenue recognition guidance, which the Company has applied to all new in-scope contracts as of the date of adoption, structuring and other upfront fees are recognized as revenue based on the transaction price as the performance obligation is fulfilled. The related performance obligation consists of structuring activities and is satisfied over time as such activities are performed. Consideration is variable and is constrained from being included in the transaction price until the uncertainty associated with the variable consideration is resolved, typically as of the trade date of the related transaction. Payment is typically due on the settlement date of the related transaction.

For the year ended December 31, 2018, the Company recognized $8,674 in structuring fee revenue under the new revenue recognition guidance and included such revenue in the fee income line item on its consolidated statement of operations. Comparative periods are presented in accordance with revenue recognition guidance effective prior to January 1, 2018, under which the Company recorded structuring and other non-recurring upfront fees as income when earned. The Company has determined that the adoption of the new revenue recognition guidance did not have a material impact on the amount of revenue recognized for the year ended December 31, 2018.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees previously paid by the Company. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fees as if it were due and payable as of the end of such period.

The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the investment advisory and administrative services agreement, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.75% per quarter (1.875% under the FSIC II Advisor investment advisory and administrative services agreement), or an annualized hurdle rate of 7.0% (7.5% under the FSIC II Advisor investment advisory and administrative services agreement). For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for distributions paid to stockholders from proceeds of non-liquidating dispositions of the Company’s investments and amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, the Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75% (1.875% under the FSIC II Advisor investment advisory and administrative services agreement). Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually (2.34375%, or 9.375% annually under the FSIC II Advisor investment advisory and administrative services agreement), of the Company’s adjusted capital. Thereafter, the Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes. The Company accrued $2,483, $2,190 and $1,968 in estimated excise taxes payable in respect of income received during the years ended December 31, 2018, 2017 and 2016, respectively. During the years ended December 31, 2018, 2017 and 2016, the Company paid $2,585, $1,825 and $2,069, respectively, in excise and other taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the years ended December 31, 2018, 2017 and 2016, the Company did not incur any interest or penalties.

The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Company’s stockholders are recorded as of the record date. Subject to the restrictions and discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Partial Loan Sales: The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing , or ASC Topic 860, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

remain on the Company’s consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 9 for additional information.

Reclassifications: Certain amounts in the consolidated financial statements for the years ended December 31, 2017 and 2016 have been reclassified to conform to the classifications used to prepare the consolidated financial statements for the year ended December 31, 2018. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Derivative Instruments: The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result, the Company presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gains (losses) on derivative instruments in the consolidated statements of operations.

Recent Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement—Disclosures Framework—Changes to Disclosure Requirements of Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company is currently evaluating the impact of ASU 2018-13 on its financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018		2017		2016
	Shares	Amount	Shares	Amount	Shares	Amount
Reinvestment of Distributions	13,007,438	$110,569	13,588,265	$122,786	16,100,331	$138,013
Share Repurchase Program	(13,310,455)	(114,173)	(13,749,655)	(124,590)	(10,698,480)	(91,792)

Net Proceeds from Share Transactions	(303,017)	$(3,604)	(161,390)	$(1,804)	5,401,851	$46,221

During the period from January 1, 2019 to March 12, 2019, the Company issued 2,116,898 shares of common stock pursuant to its distribution reinvestment plan, or DRP, for gross proceeds of $17,041 at an average price per share of $8.05.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

•	the Company’s history in repurchasing shares of common stock or portions thereof; and

•	the condition of the securities markets.

Historically, the Company limited the number of shares of common stock to be repurchased during any calendar year to the lesser of (i) the number of shares of common stock that the Company could repurchase with the proceeds it received from the issuance of shares of common stock under the DRP and (ii) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 8, 2017, the board of directors of the Company amended the share repurchase program. As amended, the Company limits the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that the Company can repurchase with the proceeds it has received from the sale of shares of common stock under the DRP during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (the Company refers to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that the Company can repurchase with the proceeds it received from the sale of shares of common stock under the DRP during the three-month period ending on the date the applicable repurchase offer expires (the Company refers to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. The actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice.

Under the Company’s share repurchase program, the Company intends to offer to repurchase shares of common stock at a price equal to the price at which shares of common stock are issued pursuant to the DRP on the distribution date coinciding with the applicable share repurchase date. The price at which shares of common stock are issued under the DRP is determined by the Company’s board of directors or a committee thereof, in its sole discretion, and will be (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment date of the distribution and (ii) not more than 2.5% greater than the net asset value per share as of such date.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table provides information concerning the Company’s repurchases of shares of common stock pursuant to its share repurchase program during the years ended December 31, 2018, 2017 and 2016:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2016
December 31, 2015	January 4, 2016	1,779,357	100%	0.55%	$8.55	$15,214
March 31, 2016	April 1, 2016	2,715,325	100%	0.84%	$8.30	22,537
June 30, 2016	July 1, 2016	2,874,151	100%	0.88%	$8.55	24,574
September 30, 2016	October 1, 2016	3,329,647	100%	1.02%	$8.85	29,467

Total		10,698,480				$91,792

Fiscal 2017
December 31, 2016	January 3, 2017	2,344,810	100%	0.72%	$8.95	$20,986
March 31, 2017	April 3, 2017	3,353,328	100%	1.02%	$9.10	30,515
June 30, 2017	July 3, 2017	4,513,119	100%	1.38%	$9.10	41,069
September 30, 2017	October 2, 2017	3,538,398	55%	1.08%	$9.05	32,020

Total		13,749,655				$124,590

Fiscal 2018
December 31, 2017	January 12, 2018	3,408,305	28%	1.04%	$8.80	$29,993
March 31, 2018	April 2, 2018	3,367,488	21%	1.03%	$8.60	28,960
June 30, 2018	July 3, 2018	3,296,879	20%	1.01%	$8.50	28,023
September 30, 2018	October 5, 2018	3,237,783	17%	0.99%	$8.40	27,197

Total		13,310,455				$114,173

On January 2, 2019, the Company repurchased 3,283,214 shares of common stock (representing 16.6% of the shares of the common stock tendered for repurchase and 1.01% of the shares outstanding as of such date) at $8.05 per share for aggregate consideration totaling $26,430.

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the investment advisory and administrative services agreement, the Advisor is entitled to a base management fee calculated at an annual rate of 1.50% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the adviser shall determine. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that the Advisor may be entitled to under the investment advisory and administrative services agreement.

Pursuant to the FSIC II Advisor investment advisory and administrative services agreement, which was in effect until April 9, 2018, FSIC II Advisor was entitled to an annual base management fee equal to 2.0% of the average value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. Effective March 5, 2015, FSIC II Advisor had agreed to permanently waive 0.25% of its base management fee to which it was entitled under the FSIC II Advisor investment advisory and administrative services agreement, so that the fee received equaled 1.75% of the average value of the Company’s gross assets. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

fees payable to FSIC II Advisor under the FSIC II Advisor investment advisory and administrative services agreement with respect to each year.

Pursuant to the investment advisory and administrative services agreement, the Advisor oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists the Company in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

Pursuant to the investment advisory and administrative services agreement, the Company reimburses the Advisor for expenses necessary to perform services related to its administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P. (which does business as FS Investments) and KKR Credit Advisors (US), LLC, or KKR Credit, for providing administrative services to the Company on behalf of the Advisor. The Company reimburses the Advisor no less than monthly for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of the Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to the Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The administrative services provisions of the FSIC II Advisor investment advisory and administrative services agreement were substantially similar to the administrative services provisions of the investment advisory and administrative services agreement.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses accrued under the investment advisory and administrative services agreement and the FSIC II Advisor investment advisory and administrative services agreement, as applicable, during the years ended December 31, 2018, 2017 and 2016:

			Year Ended December 31,
Related Party	Source Agreement	Description	2018	2017	2016
FSIC II Advisor and the Advisor	FSIC II Advisor Investment Advisory and Administrative Services Agreement and Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$75,562	$89,974	$85,475
FSIC II Advisor and the Advisor	FSIC II Advisor Investment Advisory and Administrative Services Agreement and Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$24,790	$61,481	$62,329
FSIC II Advisor and the Advisor	FSIC II Advisor Investment Advisory and Administrative Services Agreement and Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$3,313	$3,329	$3,736

(1)

FSIC II Advisor agreed, effective March 5, 2015, to permanently waive a portion of the base management fee to which it was entitled under the FSIC II Advisor investment advisory and administrative services agreement so that the fee received equaled 1.75% of the average value of the Company’s gross assets. As a result, the amounts shown for the years ended December 31, 2018, 2017 and 2016 are net of waivers of $3,432, $12,853 and $12,211, respectively. During the years ended December 31, 2018, 2017 and 2016, $80,901, $88,989 and $85,394, respectively, in base management fees were paid to FSIC II Advisor and the Advisor. As of December 31, 2018, $17,256 in base management fees were payable to the Advisor.

(2)

During the years ended December 31, 2018, 2017 and 2016, $38,123, $58,845 and $62,090, respectively, of subordinated incentive fees on income were paid to FSIC II Advisor and the Advisor. As of December 31, 2018, a subordinated incentive fee on income of  $5,796 was payable to the Advisor.

(3)

During the years ended December 31, 2018, 2017 and 2016, $2,783, $3,184 and $3,573, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC II Advisor and the Advisor and the remainder related to other reimbursable expenses. The Company paid $3,516, $3,553 and $4,336, in administrative services expenses to FSIC II Advisor and the Advisor during the years ended December 31, 2018, 2017 and 2016, respectively.

Potential Conflicts of Interest

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to FS KKR Capital Corp., FS Investment Corporation III, FS Investment Corporation IV and Corporate Capital Trust II, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated June 4, 2013, or the FS Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

FSIC II Advisor, including FS Energy and Power Fund, FS KKR Capital Corp., FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FSIC II Advisor or its affiliated investment advisers. However, in connection with the investment advisory relationship with the Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors authorized and directed that the Company (i) withdraw from the FS Order, except with respect to any transaction in which the Company participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company declared and paid on its common stock during the years ended December 31, 2018, 2017 and 2016:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2016	$0.7540	$244,088
2017	$0.7540	$244,970
2018	$0.7540	$244,565

The Company intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis. On November 6, 2018 and February 19, 2019, the Company’s board of directors declared regular monthly cash distributions for January 2019 through March 2019 and April 2019 through June 2019, respectively, each in the amount of $0.06283 per share. These distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Company’s board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the DRP so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the DRP.

Under the Company’s DRP, cash distributions to participating stockholders will be reinvested in additional shares of the Company’s common stock at a purchase price determined by the Company’s board of directors, or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the net asset value per share of the Company’s common stock as of such date. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the Company’s DRP will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s shares of common stock.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, gains from interest rate swaps, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018		2017		2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income(1)	244,565	100%	244,970	100%	238,200	98%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—	5,888	2%
Gains from credit default swaps (ordinary income for tax)	—	—	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—

Total	$244,565	100%	$244,970	100%	$244,088	100%

(1)

During the years ended December 31, 2018, 2017 and 2016, 94.5%, 93.2% and 92.3%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.6%, 1.9% and 2.7%, respectively, was attributable to non-cash accretion of discount and 3.9%, 4.9% and 5.0%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the years ended December 31, 2018, 2017 and 2016 was $232,110, $258,183 and $249,910, respectively. As of December 31, 2018 and 2017, the Company had $58,028 and $70,483 of undistributed net investment income and $194,360 and $202,496 of accumulated capital losses on a tax basis.

The Company’s undistributed net investment income on a tax basis as of December 31, 2017 was adjusted following the filing of the Company’s 2017 tax return in October 2018. The adjustment was primarily due to tax-basis income received by the Company during the year ended December 31, 2017 exceeding GAAP-basis income on account of certain collateralized securities and interests in partnerships held in its investment portfolio during such period. The tax notices for such collateralized securities and interests in partnerships were received by the Company subsequent to the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2017.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains or deferred to future periods for tax purposes, the impact of consolidating certain subsidiaries for purposes of computing GAAP-basis net investment income but not for purposes of computing tax-basis net investment income and income recognized for tax purposes on certain transactions but not recognized for GAAP purposes.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017	2016
GAAP-basis net investment income	$236,363	$271,355	$254,528
Income subject to tax not recorded for GAAP	3,683	(856)	6,763
Excise taxes	2,483	2,190	1,968
GAAP versus tax-basis of consolidation of certain subsidiaries	7,021	7,918	5,587
Reclassification of unamortized original issue discount and prepayment fees	(17,420)	(23,081)	(18,920)
Other miscellaneous differences	(20)	657	(16)

Tax-basis net investment income	$232,110	$258,183	$249,910

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2018, the Company increased accumulated earnings (loss) by $10,349 and decreased capital in excess of par value by and $10,349. During the year ended December 31, 2017, the Company increased accumulated earnings (loss) on investments and gain (loss) on foreign currency and undistributed net investment income by $9,241 respectively, and decreased capital in excess of par value by $9,241.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2018 and 2017, the components of accumulated earnings on a tax basis were as follows:

	December 31,
	2018	2017
Distributable ordinary income	$58,028	$70,483
Capital loss carryover(1)	(194,360)	(202,496)
Other temporary differences	(139)	(168)
Net unrealized appreciation (depreciation) on investments, secured borrowing and gain (loss) on foreign currency(2)	(287,442)	(20,073)

Total	$(423,913)	$(152,254)

(1)

Net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of December 31, 2018, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of  $0 and $194,360, respectively.

(2)

As of December 31, 2018 and 2017, the gross unrealized appreciation was $135,578 and $208,211, respectively. As of December 31, 2018 and 2017, the gross unrealized depreciation was $423,020 and $228,284, respectively.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $4,647,131 and $4,617,073 as of December 31, 2018 and 2017, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was $(287,851) and $(19,479) as of December 31, 2018 and 2017, respectively.

As of December 31, 2018, the Company had a deferred tax liability of $5,310 resulting from unrealized appreciation on investments held by the Company’s wholly-owned taxable subsidiaries and a deferred tax asset of $21,093 resulting from net operating losses and capital losses of the Company’s wholly-owned taxable subsidiaries. As of December 31, 2018, the wholly-owned taxable subsidiaries anticipated that they would be unable to fully utilize their generated net operating losses, therefore the deferred tax asset was offset by a valuation allowance of $15,783. For the year ended December 31, 2018, the Company did not record a provision for taxes related to its wholly-owned taxable subsidiaries.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2018 and 2017:

	December 31, 2018			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$3,382,158	$3,293,291	75%	$3,408,133	$3,421,070	74%
Senior Secured Loans—Second Lien	418,015	333,986	8%	385,761	327,135	7%
Other Senior Secured Debt	207,181	196,616	5%	123,045	124,673	3%
Subordinated Debt	242,792	221,858	5%	349,760	345,593	8%
Asset Based Finance	42,050	46,152	1%	41,494	47,173	1%
Equity/Other	268,409	267,377	6%	295,515	331,950	7%

Total	$4,560,605	$4,359,280	100%	$4,603,708	$4,597,594	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of December 31, 2018, the Company did not “control” any of its portfolio companies. As of December 31, 2018, the Company held investments in seven portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnote (u) to the consolidated schedule of investments as of December 31, 2018.

As of December 31, 2017, the Company did not “control” any of its portfolio companies. During the year, the company held investments in one portfolio company of which it was deemed to “control” which was sold prior to December 31, 2017. As of December 31, 2017, the Company held investments in six portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. For additional information with respect to such portfolio companies, see footnote (x) to the consolidated schedule of investments as of December 31, 2017.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of December 31, 2018, the Company had unfunded debt investments with aggregate unfunded commitments of $172,963 and an unfunded commitment to purchase up to $47 in shares of preferred stock of Altus Power America Holdings, LLC. As of December 31, 2017, the Company had twenty-two unfunded debt investments with aggregate unfunded commitments of $260,966, one unfunded commitment to purchase up to $295 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded commitment to purchase up to $4 in shares of common stock of Chisholm Oil and Gas, LLC. The Company maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s audited consolidated schedule of investments as of December 31, 2018 and December 31, 2017.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$34,508	1%	$33,322	1%
Capital Goods	893,250	21%	787,878	17%
Commercial & Professional Services	328,760	8%	501,745	11%
Consumer Durables & Apparel	227,470	5%	351,135	8%
Consumer Services	231,589	5%	394,163	9%
Diversified Financials	277,500	6%	76,847	2%
Energy	372,720	9%	499,739	11%
Food & Staples Retailing	6,797	0%	3,477	0%
Food, Beverage & Tobacco	96,787	2%	52,484	1%
Health Care Equipment & Services	361,228	8%	261,085	6%
Insurance	117,149	3%	118,271	2%
Materials	295,084	7%	423,964	9%
Media	254,278	6%	298,418	6%
Pharmaceuticals, Biotechnology & Life Sciences	20,012	0%	3,239	0%
Retailing	257,260	6%	182,631	4%
Semiconductors & Semiconductor Equipment	14,155	0%	18,069	0%
Software & Services	339,451	8%	284,561	6%
Technology Hardware & Equipment	46,178	1%	78,154	2%
Telecommunication Services	168,930	4%	147,780	3%
Transportation	16,174	0%	80,632	2%

Total	$4,359,280	100%	$4,597,594	100%

Note 7. Financial Instruments

The following is a summary of the fair value and location of the Company’s derivative instruments in the consolidated balance sheets held as of December 31, 2018:

Derivative Instrument	Statement Location	Fair Value
Interest Rate Swaps	Unrealized depreciation on interest rate swaps	$(1,743)

Total		(1,743)

Net realized and unrealized gains and losses on derivative instruments recorded by the Company for the year ended December 31, 2018 are in the following locations in the consolidated statements of operations:

Derivative Instrument	Statement Location	Fair Value
Interest Rate Swaps	Net realized gains (losses) on interest rate swaps	$—

Total		$—

Derivative Instrument	Statement Location	Fair Value
Interest Rate Swaps	Net change in unrealized appreciation (depreciation) on interest rate swaps	$(1,743)

Total		$(1,743)

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

Offsetting of Derivative Instruments

The Company has derivative instruments that are subject to master netting agreements. These agreements include provisions to offset positions with the same counterparty in the event of default by one of the parties. The Company’s unrealized appreciation and depreciation on derivative instruments are reported as gross assets and liabilities, respectively, in the condensed consolidated statements of assets and liabilities. The following tables present the Company’s assets and liabilities related to derivatives by counterparty, net of amounts available for offset under a master netting arrangement and net of any collateral received or pledged by the Company for such assets and liabilities as of December 31, 2018:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JP Morgan Chase Bank	$—	$—	$—	$—	$—

	$—	$—	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Liabilities(3)
JP Morgan Chase Bank	$1,743	$—	$—	$—	$1,743

	$1,743	$—	$—	$—	$1,743

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Company in the event of default.

(3)	Net amount of derivative liabilities represents the net amount due from the Company to the counterparty in the event of default.

Interest Rate Swaps

Interest rate swap contracts are privately negotiated agreements between the Company and a counterparty. Pursuant to interest rate swap agreements, the Company makes fixed-rate payments to a counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Company is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates. The Company attempts to limit counterparty risk by dealing only with well-known counterparties.

The interest rate swaps open at the end of the period are generally indicative of the volume of activity during the period.

As of December 31, 2018, the Company’s open interest rate swaps were as follows:

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Depreciation
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(1,090)	$(1,090)
JP Morgan Chase Bank	$80,000	3-Month LIBOR	2.81%	12/18/2021	—	(653)	(653)

					$—	$(1,743)	$(1,743)

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2018 and 2017, the Company’s investments and interest rate swaps were categorized as follows in the fair value hierarchy:

	December 31, 2018		December 31, 2017
Valuation Inputs	Investments	Interest Rate Swaps	Investments	Interest Rate Swaps
Level 1—Price quotations in active markets	$517	$—	$6,368	$—
Level 2—Significant other observable inputs	906,192	(1,743)	—	—
Level 3—Significant unobservable inputs	3,452,571	—	4,591,226	—

Total	$4,359,280	$(1,743)	$4,597,594	$—

The Company has elected the fair value option under ASC Topic 825, Financial Instruments, relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowing as a component of the net change in unrealized appreciation (depreciation) on secured borrowing in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

The Company’s investments consist primarily of debt investments that were acquired directly from the issuer. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated repayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Such investments described above are typically classified as Level 3 within the fair value hierarchy. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, the Company typically values its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services and are typically classified as Level 2 within the fair value hierarchy.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers and independent valuation firms as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. The valuation committee and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

The following is a reconciliation for the years ended December 31, 2018 and 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$3,421,070	$327,135	$124,673	$345,593	$47,173	$325,582	$4,591,226
Accretion of discount (amortization of premium)	2,638	161	541	1	4	206	3,551
Net realized gain (loss)	(76,446)	(12,390)	(1,852)	—	—	27,661	(63,027)
Net change in unrealized appreciation (depreciation)	(87,424)	(25,964)	(7,951)	(951)	(1,577)	(33,325)	(157,192)
Purchases	1,163,121	140,112	3,373	23,639	694	42,071	1,373,010
Paid-in-kind interest	4,450	1,837	2,661	93	2,892	4,785	16,718
Sales and redemptions	(1,207,256)	(136,149)	(19,255)	(58,264)	(3,034)	(96,310)	(1,520,268)
Net transfers in or out of Level 3(1)	(392,341)	(82,452)	(7,058)	(303,910)	—	(5,686)	(791,447)

Fair value at end of period	$2,827,812	$212,290	$95,132	$6,201	$46,152	$264,984	$3,452,571

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(89,990)	$(32,052)	$(8,992)	$(355)	$(23)	$(15,073)	$(146,485)

	For the Year Ended December 31, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$2,864,089	$718,971	$148,085	$385,178	$41,280	$330,409	$4,488,012
Accretion of discount (amortization of premium)	4,936	13,004	626	28,245	5	—	46,816
Net realized gain (loss)	(30,321)	(19,760)	(15,768)	(14,935)	(167)	(34,379)	(115,330)
Net change in unrealized appreciation (depreciation)	35,281	(28,348)	22,080	7,659	2,871	74	39,617
Purchases	1,555,659	141,861	40,746	158,364	4,014	44,107	1,944,751
Paid-in-kind interest	10,469	10,684	54	40	2,788	1,558	25,593
Sales and redemptions	(1,019,043)	(509,277)	(71,150)	(218,958)	(3,618)	(16,187)	(1,838,233)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$3,421,070	$327,135	$124,673	$345,593	$47,173	$325,582	$4,591,226

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$14,361	$(42,487)	$3,610	$(4,445)	$3,029	$6,189	$(19,743)

(1)

As of June 30, 2018, the Company determined to classify investments whose valuations were obtained from independent third-party pricing services as Level 2 in the fair value hierarchy as the Company identified significant other observable inputs in these market quotations. It is the Company’s policy to recognize transfers between levels at the beginning of the reporting period.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the years ended December 31, 2018 and 2017 of the secured borrowing for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31,
	2018	2017
Fair value at beginning of period	$—	$(8,273)
Amortization of premium (accretion of discount)	—	(16)
Net realized gain (loss)	—	(59)
Net change in unrealized appreciation (depreciation)	—	134
Repayments on secured borrowing	—	8,214

Fair value at end of period	$—	$—

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to a secured borrowing still held at the reporting date	$—	$—

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2018 and 2017 were as follows:

Type of Investment	Fair Value at December 31, 2018	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans— First Lien	$2,668,002	Market Comparables	Market Yield (%)	5.5% - 16.8%	10.5%
			EBITDA Multiples (x)	5.3x - 9.5x	6.9x
			Revenue Multiples (x)	0.1x - 0.1x	0.1x
	61,692	Other(2)	Other	N/A	N/A
	98,118	Cost	Cost	99.0% - 100.0%	99.5%
Senior Secured Loans— Second Lien	157,615	Market Comparables	Market Yield (%)	8.9% - 15.0%	12.6%
	8,316	Other(2)	Other	N/A	N/A
	46,359	Cost	Cost	98.5% - 98.5%	98.5%
Other Senior Secured Debt	95,132	Market Comparables	Market Yield (%)	8.2% - 13.6%	9.7%
			EBITDA Multiples (x)	7.0x - 8.5x	7.5x
Subordinated Debt	6,201	Market Comparables	Market Yield (%)	12.0% - 20.0%	14.3%
			EBITDA Multiples (x)	9.6x - 10.1x	9.9x
Asset Based Finance	24,385	Market Comparables	Market Yield (%)	17.7% - 19.0%	18.4%
			Net Aircraft Book Value Multiple (x)	1.0x - 1.0x	1.0x
	21,767	Market Quotes	Indicative Dealer Quotes	51.8% - 99.6%	61.9%
Equity/Other	223,197	Market Comparables	Capacity Multiple ($/kW)	$1,875.0 - $2,125.0	$2,000.0
			EBITDA Multiples (x)	4.0x - 14.3x	7.6x
			Net Aircraft Book Value Multiple (x)	1.0x - 1.0x	1.0x
			Price to Book Multiple (x)	1.0x - 1.0x	1.0x
			Production Multiples (Mboe/d)	$25,000.0 - $38,750.0	$28,034.2
			Production Multiples (MMcfe/d)	$4,708.0 - $5,167.0	$4,937.5
			Proved Reserves Multiples (Bcfe)	$1.2 - $1.3	$1.2
			Proved Reserves Multiples (Mmboe)	$3.5 - $13.8	$5.4
			PV-10 Multiples (x)	0.8x - 2.3x	1.7x
	19,929	Discounted Cash Flow	Discount Rate (%)	11.8% - 13.8%	12.8%
	471	Option Valuation Model	Volatility (%)	30.0% - 30.0%	30.00%
	20,251	Other(2)	Other	N/A	N/A
	1,136	Cost	Cost	100.0% - 100.0%	100.0%

Total	$3,452,571

(1)

Investments using a market quotes valuation technique were primarily valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

Type of Investment	Fair Value at December 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans— First Lien	$2,947,886	Market Comparables	Market Yield (%)	4.8% - 14.0%	9.2%
			EBITDA Multiples (x)	5.0x - 8.0x	7.3x
	80,848	Other(2)	Other	N/A	N/A
	392,336	Market Quotes	Indicative Dealer Quotes	25.0% - 102.8%	98.2%
Senior Secured Loans— Second Lien	244,330	Market Comparables	Market Yield (%)	8.3% - 20.7%	14.2%
			EBITDA Multiples (x)	5.0x - 6.5x	6.1x
	82,805	Market Quotes	Indicative Dealer Quotes	13.2% - 102.3%	89.2%
Other Senior Secured Debt	89,268	Market Comparables	Market Yield (%)	7.7% - 12.3%	8.7%
			EBITDA Multiples (x)	4.8x - 8.0x	7.7x
			Production Multiples (Mboe/d)	$42,250.0 - $44,750.0	$43,500.0
			Proved Reserves Multiples (Mmboe)	$10.3 - $11.3	$10.8
			PV-10 Multiples (x)	0.8x - 0.8x	0.8x
	28,347	Other(2)	Other	N/A	N/A
	7,058	Market Quotes	Indicative Dealer Quotes	100.5% - 100.5%	100.5%
Subordinated Debt	41,683	Market Comparables	Market Yield (%)	7.8% - 12.1%	8.1%
			EBITDA Multiples (x)	10.5x - 11.0x	10.8x
	303,910	Other(2)	Indicative Dealer Quotes	52.0% - 108.5%	97.9%
Asset Based Finance	21,410	Market Comparables	Market Yield (%)	14.3% - 15.8%	14.5%
	25,763	Market Quotes	Indicative Dealer Quotes	63.3% - 100.2%	72.1%
Equity/Other	259,465	Market Comparables	Capacity Multiple ($/kW)	$2,000.0 - $2,250.0	$2,125.0
			EBITDA Multiples (x)	4.8x - 23.5x	7.9x
			Production Multiples (Mboe/d)	$32,500.0 - $51,250.0	$35,881.4
			Production Multiples (MMcfe/d)	$5,000.0 - $5,500.0	$5,250.0
			Proved Reserves Multiples (Bcfe)	$1.8 - $2.0	$1.9
			Proved Reserves Multiples (Mmboe)	$8.3 - $11.3	$8.9
			PV-10 Multiples (x)	0.8x - 2.6x	2.2x
		Discounted Cash Flow	Discount Rate (%)	11.0% - 13.0%	12.0%
		Option Valuation Model	Volatility (%)	30.0% - 36.5%	35.4%
	60,431	Other(2)	Other	N/A	N/A
	5,686	Market Quotes	Indicative Dealer Quotes	0.0% - 9.8%	8.1%

Total	$4,591,226

(1)

Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of December 31, 2018 and 2017.

	As of December 31, 2018
Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Green Creek Credit Facility	Term Loan Credit Facility	L+2.50%	$500,000		$—	December 15, 2019
Cooper River Credit Facility	Revolving Credit Facility	L+2.25%	107,000		93,000	May 29, 2020
Darby Creek Credit Facility	Revolving Credit Facility	L+2.50%	135,000		115,000	August 19, 2020
Juniata River Credit Facility	Term Loan Credit Facility	L+2.68%	850,000		—	October 11, 2020
Senior Secured Revolving Credit Facility	Revolving Credit Facility	L+2.00% - 2.25%(2)	298,254	(3)	351,746	August 9, 2023

Total			$1,890,254		$559,746

	As of December 31, 2017
Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Green Creek Credit Facility	Term Loan Credit Facility	L+2.50%	$500,000		$—	December 15, 2019
Cooper River Credit Facility	Revolving Credit Facility	L+2.25%	180,933		19,067	May 29, 2020
Wissahickon Creek Credit Facility	Revolving Credit Facility	L+1.50% to L+2.50%	240,146		9,854	February 18, 2022
Darby Creek Credit Facility	Revolving Credit Facility	L+2.50%	250,000		—	August 19, 2020
Dunning Creek Credit Facility	Revolving Credit Facility	L+1.80%	150,000		—	May 14, 2018
Juniata River Credit Facility	Term Loan Credit Facility	L+2.68%	850,000		—	October 11, 2020
FSIC II Revolving Credit Facility	Revolving Credit Facility	See Note(4)	13,400	(5)	106,600	February 23, 2021

Total			$2,184,479		$135,521

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)	The spread over LIBOR is determined by reference to the ratio of the value of the borrowing base to the aggregate amount of certain outstanding indebtedness of the Company.

(3)

Amount includes borrowing in U.S. dollars, Euros, and Canadian Dollars. Euro balance outstanding of €1,500 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.13 as of December 31, 2018 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD$63,500 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.77 as of December 31, 2018 to reflect total amount outstanding in U.S. dollars.

(4)

Interest under the FSIC II revolving credit facility for (i) loans for which the Company elects the base rate option is payable at a rate equal to 0.75% per annum plus the greatest of (a) the “U.S. Prime Rate” as published in The Wall Street Journal, (b) the federal funds effective rate for such day plus 0.5%, (c) the three-month LIBOR plus 1% per annum and (d) zero; and (ii) loans for which the Company elects the Eurocurrency option is payable at a rate equal to LIBOR plus 1.75% per annum.

(5)

Amount includes borrowings in Euros and Canadian Dollars. Euro balance outstanding of €9,000 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.20 as of December 31, 2017 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $3,229 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.80 as of December 31, 2017 to reflect total amount outstanding in U.S. dollars.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

For the years ended December 31, 2018, 2017 and 2016, the components of total interest expense for the Company’s financing arrangements were as follows:

	Year Ended December 31,
	2018			2017			2016
Arrangement(1)	Direct Interest Expense(2)	Amortization of Deferred Financing Costs	Total Interest Expense	Direct Interest Expense(2)	Amortization of Deferred Financing Costs	Total Interest Expense	Direct Interest Expense(2)	Amortization of Deferred Financing Costs	Total Interest Expense
JPM Facility	$—	$—	$—	$—	$—	$—	$14,096	$35	$14,131
Goldman Repurchase Facility	—	—	—	5,249	202	5,451	12,886	547	13,433
Green Creek Credit Facility	23,555	539	24,094	11,460	341	11,801	—	—	—
Cooper River Credit Facility	7,378	468	7,846	6,320	464	6,784	5,519	503	6,022
Wissahickon Creek Credit Facility	6,342	2,342	8,684	8,907	1,012	9,919	7,509	684	8,193
Darby Creek Credit Facility	9,752	664	10,416	9,973	1,367	11,340	8,309	1,035	9,344
Dunning Creek Credit Facility	2,914	136	3,050	4,223	392	4,615	2,736	497	3,233
Juniata River Credit Facility	41,672	1,464	43,136	33,423	1,464	34,887	14,300	384	14,684
FSIC II Revolving Credit Facility	488	29	517	1,252	67	1,319	1,033	135	1,168
Senior Secured Revolving Credit Facility	4,930	381	5,311	—	—	—	—	—	—
Partial Loan Sale(3)	—	—	—	392	16	408	200	—	200

Total	$97,031	$6,023	$103,054	$81,199	$5,325	$86,524	$66,588	$3,820	$70,408

(1)

Borrowings of each of the Company’s wholly owned, special-purpose financing subsidiaries are considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

(2)	Direct interest expense includes the effect of non-usage fees.

(3)	Total interest expense for the secured borrowing includes the effect of amortization of discount.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2018 were $2,008,089 and 4.77%, respectively. As of December 31, 2018, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 5.23%.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2017 were $2,133,720 and 3.81%, respectively. As of December 31, 2017, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.91%.

JPM Facility

On April 23, 2013, through its two wholly-owned, special-purpose financing subsidiaries, Lehigh River LLC, or Lehigh River, and Cobbs Creek LLC, or Cobbs Creek, the Company entered into an amendment, or the April 2013 amendment, to its debt financing arrangement, or the JPM Facility, with JPMorgan Chase Bank, N.A., London Branch, or JPM, which the Company originally entered into on October 26, 2012 (and previously amended on February 6, 2013). The April 2013 amendment, among other things: (i) increased the amount of debt financing available under the arrangement from $300,000 to $550,000; and (ii) extended the final repurchase date under the financing arrangement from February 20, 2017 to May 20, 2017. On October 11, 2016, in connection with the entrance into certain amendments to the Juniata River Credit Facility (as defined below), Lehigh River and Cobbs Creek entered into documentation under the JPM Facility which, among other things, resulted in the prepayment and termination of the JPM Facility and the merger of Lehigh River into Juniata River (as defined below).

Goldman Repurchase Facility

On December 15, 2014, the Company, through its two wholly-owned, special-purpose financing subsidiaries, Green Creek LLC, or Green Creek, and Schuylkill River LLC, or Schuylkill River, entered into a debt financing arrangement, or the Goldman Repurchase Facility, with Goldman Sachs Bank USA, or Goldman. Prior to its termination, the amount borrowed

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

under the Goldman Repurchase Facility was $400,000. On May 15, 2017, in connection with the closing of the Green Creek Credit Facility (described under “—Green Creek Credit Facility”), (i) all of the Floating Rate Notes, or Notes, issued by Green Creek to Schuylkill River were canceled and the indenture under which the Notes were issued was discharged, (ii) the master repurchase agreement between Schuylkill River and Goldman and each transaction thereunder was terminated and (iii) accordingly, the Goldman Repurchase Facility was prepaid in full and terminated.

The Company incurred costs in connection with obtaining the Goldman Repurchase Facility, which the Company had recorded as deferred financing costs on its consolidated balance sheets and amortized to interest expense over the life of the Goldman Repurchase Facility. As of May 15, 2017, $863 of such deferred financing costs had yet to be amortized to interest expense. Pursuant to the May 15, 2017 refinancing described under “—Green Creek Credit Facility”, the remaining unamortized deferred financing costs of $863 will be amortized over the contractual term of the Green Creek Credit Facility

Green Creek Credit Facility

On May 15, 2017, Green Creek entered into a Credit Agreement with Goldman, as lender, sole lead arranger and administrative agent, Citibank, N.A., or Citibank, as collateral agent, and Virtus Group, LP, or Virtus, as collateral administrator, pursuant to which Goldman advanced $400,000 to Green Creek with a 60-day availability period for Green Creek to borrow an additional $100,000, or the Green Creek Credit Facility. On July 14, 2017, Green Creek borrowed the additional $100,000 commitment under the Green Creek Credit Facility to increase the amount outstanding to $500,000. Pursuant to the Green Creek Credit Facility, the Company may contribute cash, loans or bonds to Green Creek from time to time, subject to certain restrictions, and will retain a residual interest in any assets contributed through its ownership of Green Creek or will receive fair market value for any assets sold to Green Creek. Green Creek may purchase additional assets from various sources. Green Creek has appointed the Company to manage its portfolio of assets pursuant to the terms of an investment management agreement. Green Creek’s obligations to Goldman under the Green Creek Credit Facility are secured by a first priority security interest in substantially all of the assets of Green Creek, including its portfolio of assets. The obligations of Green Creek under the Green Creek Credit Facility are non-recourse to the Company, and the Company’s exposure under the Green Creek Credit Facility is limited to the value of the Company’s investment in Green Creek.

Borrowings under the Green Creek Credit Facility accrue interest at a rate equal to three-month LIBOR plus 2.50% per annum. Interest is payable quarterly in arrears. The Green Creek Credit Facility will mature, and the principal and accrued and unpaid interest thereunder, will be due and payable, on December 15, 2019.

If the Green Creek Credit Facility is accelerated prior to its stated maturity date due to an event of default or all or a portion of the borrowings are prepaid, then Green Creek must pay to Goldman a fee equal to the present value of the aggregate amount of the spread over LIBOR (2.50% per annum) that would have been payable to Goldman on the subject borrowings through the facility’s maturity date had the acceleration or prepayment not occurred.

The Company incurred costs in connection with obtaining the Green Creek Credit Facility, which the Company has recorded as deferred financing costs, along with $863 of unamortized fees from the Goldman Repurchase Facility, on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2018, $516 of such deferred financing costs had yet to be amortized to interest expense.

Cooper River Credit Facility

On May 29, 2015, the Company’s wholly-owned, special-purpose financing subsidiary, Cooper River LLC, or Cooper River, entered into a revolving credit facility, or the Cooper River Credit Facility, which amends and restates that certain credit facility dated as of March 27, 2013, with Citibank, as administrative agent, and the financial institutions and other lenders from time to time party thereto. The Cooper River Credit Facility provides for a reinvestment period, that will terminate on March 31, 2019, during which Cooper River, subject to compliance with the terms of the facility, including maintenance of the required borrowing base, is permitted to borrow, repay and re-borrow advances up to a maximum commitment of $200,000. Any amounts borrowed under the Cooper River Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 29, 2020.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

The Company may contribute cash or debt securities to Cooper River from time to time, subject to certain restrictions set forth in the Cooper River Credit Facility, and will retain a residual interest in any assets contributed through its ownership of Cooper River or will receive fair market value for any debt securities sold to Cooper River. Cooper River may purchase additional debt securities from various sources. Cooper River has appointed the Company to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. Cooper River’s obligations to the lenders under the Cooper River Credit Facility are secured by a first priority security interest in substantially all of the assets of Cooper River, including its portfolio of debt securities. The obligations of Cooper River under the Cooper River Credit Facility are non-recourse to the Company and the Company’s exposure under the Cooper River Credit Facility is limited to the value of the Company’s investment in Cooper River.

Borrowings under the Cooper River Credit Facility accrue interest at a rate per annum equal to three-month LIBOR (subject to a 0% floor) plus a spread of  (i) 2.25% during the reinvestment period, (ii) 2.75% during the first year after the reinvestment period and (iii) 3.75% thereafter.

Under the Cooper River Credit Facility, Cooper River pays a commitment fee of 0.75% per annum of the aggregate principal amount available under the Cooper River Credit Facility that has not been borrowed.

Under the Cooper River Credit Facility, Cooper River has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Cooper River Credit Facility contains events of default customary for similar financing transactions, including: (a) the failure to make principal payments when due or interest payments within five business days of when due; (b) the insolvency or bankruptcy of Cooper River or the Company; (c) the failure of Cooper River to be beneficially owned and controlled by the Company; (d) the resignation or removal of the Company as Cooper River’s investment manager; and (e) the Advisor (or any affiliate thereof or any replacement thereof approved in writing by Citibank) no longer serving as the investment adviser to the Company. Upon the occurrence of an event of default, Citibank may declare the outstanding principal and interest and all other amounts owing under the Cooper River Credit Facility immediately due and payable. During the continuation of an event of default, Cooper River must pay interest at a default rate.

The Company incurred costs in connection with obtaining the Cooper River Credit Facility (including the original facility and amended and restated facility), which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the Cooper River Credit Facility. As of December 31, 2018, $718 of such deferred financing costs had yet to be amortized to interest expense.

Wissahickon Creek Credit Facility

On February 19, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Wissahickon Creek LLC, or Wissahickon Creek, entered into a revolving credit facility, or the Wissahickon Creek Credit Facility, with Wells Fargo Securities, LLC, as administrative agent, each of the conduit lenders and institutional lenders from time to time party thereto and Wells Fargo Bank, National Association, or, collectively with Wells Fargo Securities, LLC, Wells Fargo, as the collateral agent, account bank and collateral custodian under the Wissahickon Creek Credit Facility. The Wissahickon Creek Credit Facility provided for borrowings in an aggregate principal amount up to $250,000 on a committed basis.

In connection with entering into the Senior Secured Revolving Credit Facility described under “—Senior Secured Revolving Credit Facility”, the Company repaid and terminated all loans outstanding under the Wissahickon Creek Credit Facility. The $2,342 of remaining unamortized deferred financing costs for the Wissahickon Creek Credit Facility were charged to interest expense.

Darby Creek Credit Facility

On February 20, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Darby Creek LLC, or Darby Creek, entered into a revolving credit facility, or the Darby Creek Credit Facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent, each of the lenders from time to time party thereto, the other agents party thereto and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian. The Darby Creek Credit Facility

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

provides for borrowings in an aggregate principal amount up to $250,000 on a committed basis. On August 19, 2016, the Darby Creek Credit Facility was amended to extend the end of the revolving period from August 20, 2016 to February 19, 2019 and extend the maturity date from February 20, 2018 to August 19, 2020.

The Company may sell or contribute assets to Darby Creek from time to time and will retain a residual interest in any assets contributed through its ownership of Darby Creek or will receive fair market value for any assets sold to Darby Creek. Darby Creek may purchase additional assets from various sources. Darby Creek has appointed the Company to manage its portfolio of assets pursuant to the terms of an investment management agreement. Darby Creek’s obligations to Deutsche Bank under the Darby Creek Credit Facility are secured by a first priority security interest in substantially all of the assets of Darby Creek, including its portfolio of assets. The obligations of Darby Creek under the Darby Creek Credit Facility are non-recourse to the Company and the Company’s exposure under the facility is limited to the value of its investment in Darby Creek.

Pricing under the Darby Creek Credit Facility is based on LIBOR for a three-month interest period (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.50% per annum. Darby Creek is subject to a non-usage fee of 0.50% per annum to the extent the aggregate principal amount available under the Darby Creek Credit Facility is not borrowed. In addition, Darby Creek is subject to (i) a make-whole fee on a quarterly basis effectively equal to a portion of the spread that would have been payable if the full amount under the Darby Creek Credit Facility had been borrowed, less the non-usage fee accrued during such quarter and (ii) an administration fee. Any amounts borrowed under the Darby Creek Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 19, 2020.

On February 20, 2019, the Darby Creek Credit Facility was amended to, among other things, (i) extend the end of the revolving period to February 26, 2022, (ii) extend the maturity date to February 26, 2024, (iii) permit borrowings in certain foreign currencies up to a specified sublimit, (iv) decrease the interest rate to, during the revolving period, 1.95% per annum, and after the revolving period, 2.05% per annum, in each case, plus 3-month LIBOR (or the relevant reference rate for any foreign currency borrowings), and (v) decrease the non-usage fee to 0.375%.

Borrowings under the Darby Creek Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds available to be advanced to Darby Creek varies depending upon the types of assets in Darby Creek’s portfolio. Under the Darby Creek Credit Facility, Darby Creek has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Darby Creek Credit Facility contains events of default customary for similar financing transactions, including: (a) the failure to make principal or interest payments within two business days of when due; (b) the aggregate principal amount of the advances exceeds the borrowing base and is not cured within two business days; (c) the insolvency or bankruptcy of Darby Creek or the Company; (d) a change of control of Darby Creek shall have occurred; (e) the failure of Darby Creek to qualify as a bankruptcy-remote entity; and (f) the minimum equity condition is not satisfied and such condition is not cured within two business days. Upon the occurrence and during the continuation of an event of default, Deutsche Bank may declare the outstanding advances and all other obligations under the Darby Creek Credit Facility immediately due and payable. During the continuation of an event of default, Darby Creek must pay interest at a default rate.

The Company incurred costs in connection with obtaining and amending the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2018, $869 of such deferred financing costs had yet to be amortized to interest expense.

Dunning Creek Credit Facility

On May 14, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Dunning Creek LLC, or Dunning Creek, entered into a revolving credit facility, or the Dunning Creek Credit Facility, with Deutsche Bank, as administrative agent and lender, and each of the other lenders from time to time party thereto. As of June 28, 2018, the Dunning Creek Credit Facility provided for borrowings in an aggregate principal amount up to $75,000 on a committed basis.

In connection with entering into the Senior Secured Revolving Credit Facility described under “—Senior Secured Revolving Credit Facility”, the Company repaid and terminated all loans outstanding under the Dunning Creek Credit Facility.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Juniata River Credit Facility

On November 14, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Juniata River LLC, or Juniata River, entered into a $300,000 senior secured term loan facility, or the Juniata River Credit Facility, with JPMorgan Chase Bank, N.A., or JPMorgan, as administrative agent, and the financial institutions and other lenders from time to time party thereto, Citibank, as collateral agent, and Virtus, as collateral administrator. On October 11, 2016, Juniata River entered into amendments to the Juniata River Credit Facility which, among other things, (i) provided for an immediate upsize of $550,000, resulting in a total facility amount of $850,000, (ii) extended the maturity date of the facility to October 11, 2020 and (iii) increased the margin payable on borrowing to 2.6833% over the three-month LIBOR.

The Company may contribute cash, loans or bonds to Juniata River from time to time, subject to certain restrictions set forth in the Juniata River Credit Facility, and will retain a residual interest in any assets contributed through its ownership of Juniata River or will receive fair market value for any assets sold to Juniata River. Juniata River may purchase additional assets from various sources. Juniata River has appointed the Company to manage its portfolio of assets pursuant to the terms of an investment management agreement. Juniata River’s obligations to the lenders under the Juniata River Credit Facility are secured by a first priority security interest in substantially all of the assets of Juniata River, including its portfolio of debt securities. The obligations of Juniata River under the Juniata River Credit Facility are non-recourse to the Company, and the Company’s exposure under the Juniata River Credit Facility is limited to the value of the Company’s investment in Juniata River.

Pricing under the Juniata River Credit Facility is based on LIBOR for a six-month interest period for the first interest payment due and thereafter a three-month interest period, in each case, plus a spread of 2.6833% per annum. Interest is payable quarterly in arrears. Any amounts borrowed under the Juniata River Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on October 11, 2020.

Borrowings under the Juniata River Credit Facility are subject to a compliance condition which will be satisfied at any given time if the ratio of (i) outstanding advances to Juniata River minus the amount of principal and certain interest proceeds in Juniata River’s accounts to (ii) the net asset value of Juniata River’s portfolio of assets is not greater than fifty-three percent (53%).

On March 13, 2019, the Juniata River Credit Facility was amended and restated to, among other things, (i) permit borrowings in certain foreign currencies up to a specified sublimit, (ii) provide for a reinvestment period during which Juniata River is permitted to borrow, repay and re-borrow advances through October 11, 2019, (iii) provide for an unfunded fee in an amount equal to the product of the interest rate applicable to U.S. Dollar borrowings on any day multiplied by the unborrowed amount, if any, below 80% of the committed facility amount, or the Minimum Funding Amount, as of such day, (iv) provide for an unused fee of 0.75% per annum on the average daily unborrowed portion of the committed facility amount above the Minimum Funding Amount, and (v) replace both Citibank, in its role as collateral agent and securities intermediary, and Virtus, in its role as collateral administrator, with Wells Fargo Bank, National Association.

Under the Juniata River Credit Facility, Juniata River has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Juniata River Credit Facility contains events of default customary for similar financing transactions, including: (a) the failure to make principal payments when due or any other payments within two business days of when due; (b) the insolvency or bankruptcy of Juniata River or the Company; (c) a change of control of Juniata River shall have occurred; (d) the transaction documents are amended in a manner materially adverse to JPMorgan, as administrative agent, without JPMorgan’s consent; and (e) the Advisor or an affiliate thereof ceases to be the Company’s investment advisor. Upon the occurrence and during the continuation of an event of default, JPMorgan may declare the outstanding advances and all other obligations under the Juniata River Credit Facility immediately due and payable.

The Company incurred costs in connection with obtaining the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2018, $2,606 of such deferred financing costs had yet to be amortized to interest expense.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

FSIC II Revolving Credit Facility

On February 23, 2016, the Company entered into a revolving credit facility, or the FSIC II Revolving Credit Facility with ING Capital LLC, or ING, as administrative agent, and the lenders party thereto. The FSIC II Revolving Credit Facility provided for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $95,000, with an option for the Company to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $80,000 of additional commitments. On April 26, 2016, the Company entered into an incremental commitment and assumption agreement pursuant to which an additional lender provided an additional commitment of $25,000. The FSIC II Revolving Credit Facility provided for the issuance of letters of credit in an aggregate face amount not to exceed $25,000 if one of the lenders or another party assumes the role of letter of credit issuer. The Company’s obligations under the FSIC II Revolving Credit Facility were guaranteed by all of the Company’s subsidiaries, other than its special-purpose financing subsidiaries, tax blocker subsidiaries and foreign subsidiaries. The Company’s obligations under the FSIC II Revolving Credit Facility were secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder.

In connection with entering into the Senior Secured Revolving Credit Facility described under “—Senior Secured Revolving Credit Facility”, the Company repaid and terminated all loans outstanding under the FSIC II Revolving Credit Facility. The Company incurred costs in connection with obtaining the FSIC II Revolving Credit Facility, which the Company had recorded as deferred financing costs on its consolidated balance sheets and amortized to interest expense over the life of the facility. As of August 9, 2018, $131 of such deferred financing costs had yet to be amortized to interest expense. Pursuant to the terms of the Senior Secured Revolving Credit Facility, the remaining unamortized deferred financing costs of $131 will be amortized over the contractual term of the Senior Secured Revolving Credit Facility.

Senior Secured Revolving Credit Facility

On August 9, 2018, the Company entered into a senior secured revolving credit facility, or the Senior Secured Revolving Credit Facility, with FS KKR Corp. (formerly FS Investment Corporation), or FSK, FS Investment Corporation III, or FSIC III, and prior to its merger with and into FSK, Corporate Capital Trust, Inc., JPMorgan, as administrative agent, ING as collateral agent and the lenders party thereto. The Senior Secured Revolving Credit Facility provided for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $3,435,000, with an option for the Company to request, at one or more times, that existing or new lenders, at their election, provide up to $1,717,500 of additional commitments. The Senior Secured Revolving Credit Facility initially provided for a sublimit available for the Company to borrow up to $650,000 of the total facility amount subject to increase or reduction from time to time pursuant to the terms of the Senior Secured Revolving Credit Facility and the oversight and approval of the Company’s board of directors. A sublimit of the total facility amount also is available to each of FSK and FSIC III, as additional borrowers, and the obligations of the other borrowers under the Senior Secured Revolving Credit Facility are several (and not joint) in all respects. The Senior Secured Revolving Credit Facility provides for the issuance of letters of credit on behalf of the Company in an aggregate face amount not to exceed $25,000.

On November 8, 2018, the total facility amount was increased to $3,515,000. The Company’s sublimit did not change in connection with this increase.

Availability under the Senior Secured Revolving Credit Facility will terminate on August 9, 2022, or the Revolver Termination Date, and the outstanding loans under the Senior Secured Revolving Credit Facility will mature on August 9, 2023. The Senior Secured Revolving Credit Facility also requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the Revolver Termination Date.

The proceeds of the Senior Secured Revolving Credit Facility initially drawn by the Company were used in part to prepay in full all loans outstanding as of August 9, 2018 under (i) the FSIC II Revolving Credit Facility, (ii) the Dunning Creek Credit Facility, and (iii) the Wissahickon Creek Credit Facility.

Borrowings under the Senior Secured Revolving Credit Facility are subject to compliance with a borrowing base test. Interest under the Senior Secured Revolving Credit Facility for (i) loans for which the Company elects the base rate option,

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

(A) if the value of the borrowing base is equal to or greater than 1.85 times the aggregate amount of certain outstanding indebtedness of the Company, or the Combined Debt Amount, is payable at an “alternate base rate” (which is the greatest of (a) the prime rate as publicly announced by JPMorgan, (b) the sum of (x) the greater of (I) the federal funds effective rate and (II) the overnight bank funding rate plus (y) 0.5%, and (c) the one month LIBOR plus 1% per annum) plus 1.00% and, (B) if the value of the borrowing base is less than 1.85 times the Combined Debt Amount, the alternate base rate plus 1.25%; and (ii) loans for which the Company elects the Eurocurrency option (A) if the value of the borrowing base is equal to or greater than 1.85 times the Combined Debt Amount, is payable at a rate equal to LIBOR plus 2.00% and (B) if the value of the borrowing base is less than 1.85 times the Combined Debt Amount, is payable at a rate equal to LIBOR plus 2.25%. The Company will pay a non-usage fee of at least 0.375% and up to 0.50% per annum (based on the immediately preceding quarter’s average usage) on the unused portion of its sublimit under the Senior Secured Revolving Credit Facility during the revolving period. The Company also will be required to pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the Senior Secured Revolving Credit Facility.

In connection with the Senior Secured Revolving Credit Facility, the Company has made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, the Company must comply with the following financial covenants: (a) the Company must maintain a minimum shareholders’ equity, measured as of each fiscal quarter end; and (b) the Company must maintain at all times a 200% asset coverage ratio.

The Senior Secured Revolving Credit Facility contains events of default customary for facilities of this type. Upon the occurrence of an event of default, JPMorgan, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the Senior Secured Revolving Credit Facility immediately due and payable.

The Company’s obligations under the Senior Secured Revolving Credit Facility are guaranteed by certain of the Company’s subsidiaries. The Company’s obligations under the Senior Secured Revolving Credit Facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder.

The Company incurred costs in connection with obtaining the Senior Secured Revolving Credit Facility, which the Company has recorded as deferred financing costs, along with $131 of unamortized fees from the FSIC II Revolving Credit Facility, on its consolidated balance sheets and which the company amortizes to interest expense over the life of the facility. As of December 31, 2018, $4,415 of such deferred financing costs had yet to be amortized to interest expense.

Partial Loan Sale

Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated balance sheets and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated balance sheets. For these partial loan sales, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer in the partial loan sale is recorded within interest expense in the consolidated statements of operations.

As of December 31, 2016, the Company recognized a secured borrowing at fair value of $8,273, respectively, and the fair value of the loan that is associated with the secured borrowing was $43,099. The secured borrowing was the result of the Company’s completion of a partial sale of a senior secured loan associated with one portfolio company that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and the partial loan sale was treated as a secured borrowing.

During the year ended December 31, 2017, the secured borrowing was fully repaid.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

Note 11. Senior Securities Asset Coverage

Information about the Company’s senior securities is shown in the table below for the years ended December 31, 2018, 2017, 2016, 2015, and 2014:

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit(1)	Involuntary Liquidation Preference per Unit(2)	Average Market Value per Unit(3) (Exclude Bank Loans)
2014	$1,641,194	2.75	—	N/A
2015	$2,045,840	2.32	—	N/A
2016	$1,983,593	2.47	—	N/A
2017	$2,184,479	2.31	—	N/A
2018	$1,890,254	2.36	—	N/A

(1)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(2)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the Company in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(3)	Not applicable because senior securities are not registered for public trading on an exchange.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2018, 2017, 2016, 2015, and 2014:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:(1)
Net asset value, beginning of period	$8.73	$8.90	$8.37	$9.30	$9.39
Results of operations(2)
Net investment income	0.73	0.83	0.79	0.92	0.80
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.85)	(0.25)	0.49	(1.11)	(0.17)

Net increase (decrease) in net assets resulting from operations	(0.12)	0.58	1.28	(0.19)	0.63

Stockholder distributions(3)
Distributions from net investment income	(0.75)	(0.75)	(0.73)	(0.72)	(0.69)
Distributions from net realized gain on investments	—	—	(0.02)	(0.03)	(0.05)

Net decrease in net assets resulting from stockholder distributions	(0.75)	(0.75)	(0.75)	(0.75)	(0.74)

Capital share transactions
Issuance of common stock(4)	—	—	—	0.01	0.03
Repurchases of common stock(5)	—	—	—	—	—
Offering costs(2)	—	—	—	—	(0.01)

Net increase (decrease) in net assets resulting from capital share transactions	—	—	—	0.01	0.02

Net asset value, end of period	$7.86	$8.73	$8.90	$8.37	$9.30

Shares outstanding, end of period	326,445,320	326,748,337	326,909,727	321,507,876	313,037,127

Total return(6)	(1.64)%	6.59%	16.07%	(2.37)%	6.97%

Total return (without assuming reinvestment of distributions)(6)	(1.37)%	6.52%	15.29%	(1.94)%	6.92%

Ratio/Supplemental Data:
Net assets, end of period	$2,567,409	$2,853,021	$2,909,860	$2,690,412	$2,911,790
Ratio of net investment income to average net assets(7)	8.68%	9.32%	9.28%	10.03%	8.43%
Ratio of operating expenses and excise taxes to average net assets(7)	8.12%	9.10%	8.96%	8.59%	5.43%
Ratio of net operating expenses and excise taxes to average net assets(7)	7.99%	8.66%	8.51%	8.24%	5.43%
Portfolio turnover	43.12%	39.62%	31.77%	31.79%	43.79%
Total amount of senior securities outstanding, exclusive of treasury securities	$1,890,254	$2,184,479	$1,983,593	$2,045,840	$1,641,194
Asset coverage per unit(8)	2.36	2.31	2.47	2.32	2.75

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(4)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at a price that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The per share impact of the Company’s distribution reinvestment plan is a reduction to net asset value of less than $0.01 per share during the period.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Financial Highlights (continued)

(6)

The total return based on net asset value for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share that were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)

Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the years ended December 31, 2018, 2017, 2016, 2015, and 2014:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Ratio of accrued capital gains incentive fees to average net assets	—	—	—	—	(0.32)%
Ratio of subordinated income incentive fees to average net assets	0.91%	2.11%	2.27%	2.51%	1.16%
Ratio of interest expense to average net assets	3.78%	2.97%	2.57%	2.13%	1.16%
Ratio of excise taxes to average net assets	0.09%	0.08%	0.07%	0.07%	0.04%

(8)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Investment Corporation II

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 13. Selected Quarterly Financial Data (Unaudited)

The following are the quarterly results of operations for the years ended December 31, 2018 and 2017. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Investment income	$110,794	$117,386	$108,102	$117,702
Operating expenses
Total operating expenses and excise taxes	52,670	59,601	50,039	55,311

Net investment income	58,124	57,785	58,063	62,391
Realized and unrealized gain (loss)	(116,892)	(21,782)	(27,309)	(107,823)

Net increase (decrease) in net assets resulting from operations	$(58,768)	$36,003	$30,754	$(45,432)

Per share information—basic and diluted
Net investment income	$0.18	$0.18	$0.18	$0.19

Net increase (decrease) in net assets resulting from operations	$(0.18)	$0.11	$0.09	$(0.14)

Weighted average shares outstanding	324,473,345	324,359,144	324,462,550	324,916,879

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investment income	$146,980	$120,902	$123,861	$131,943
Operating expenses
Total operating expenses and excise taxes	70,467	58,589	61,329	61,946

Net investment income	76,513	62,313	62,532	69,997
Realized and unrealized gain (loss)	(88,994)	(995)	(30,049)	38,618

Net increase (decrease) in net assets resulting from operations	$(12,481)	$61,318	$32,483	$108,615

Per share information—basic and diluted
Net investment income	$0.24	$0.19	$0.19	$0.21

Net increase (decrease) in net assets resulting from operations	$(0.04)	$0.19	$0.10	$0.33

Weighted average shares outstanding	324,620,532	324,993,290	326,055,490	325,822,908

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2018 and 2017. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

FS Investment Corporation III

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2019 (Unaudited)	December 31, 2018
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$3,773,653 and $3,710,247, respectively)	$3,651,293	$3,574,417
Non-controlled/affiliated investments (amortized cost—$36,309 and $86,851, respectively)	20,265	36,866

Total investments, at fair value (amortized cost—$3,809,962 and $3,797,098, respectively)	3,671,558	3,611,283
Cash	63,558	65,501
Foreign currency, at fair value (cost—$506 and $1,830, respectively)	508	1,847
Collateral held at broker for open interest rate swap contracts	10,050	—
Due from counterparty	46,915	128,764
Receivable for investments sold and repaid	20,532	1,028
Interest receivable	38,745	30,126
Deferred financing costs	7,894	4,524
Receivable due on total return swap(1)	—	1,071
Receivable on interest rate swaps	2,818	259
Prepaid expenses and other assets	1	39

Total assets	$3,862,579	$3,844,442

Liabilities
Unrealized depreciation on total return swap(1)	$910	$22,062
Unrealized depreciation on interest rate swaps	8,608	2,614
Payable for investments purchased	22,613	367,728
Payable due on total return swap	15,250	—
Repurchase agreement payable (net of deferred financing costs of $116 and $214, respectively)(1)	299,884	299,786
Credit facilities payable (net of deferred financing costs of $1,946 and $2,092, respectively)(1)	1,244,784	897,502
Stockholder distributions payable	9,586	9,401
Management fees payable	14,870	13,300
Subordinated income incentive fees payable(2)	12,108	9,525
Administrative services expense payable	517	425
Interest payable(1)	15,674	13,008
Interest rate swap income payable	3,652	261
Directors’ fees payable	92	215
Other accrued expenses and liabilities	1,374	1,644

Total liabilities	1,649,922	1,637,471

Commitments and contingencies(3)
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 550,000,000 shares authorized, 290,276,971 and 290,353,680 shares issued and outstanding, respectively	290	290
Capital in excess of par value	2,526,039	2,526,632
Retained earnings (accumulated deficit)	(313,672)	(319,951)

Total stockholders’ equity	2,212,657	2,206,971

Total liabilities and stockholders’ equity	$3,862,579	$3,844,442

Net asset value per share of common stock at period end	$7.62	$7.60

(1)	See Note 9 for a discussion of the Company’s financing arrangements.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 10 for a discussion of the Company’s commitments and contingencies.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2019	2018
Investment income
From non-controlled/unaffiliated investments:
Interest income	$85,391	$74,221
Paid-in-kind interest income	4,532	6,175
Fee income	6,793	1,783
Dividend income	256	—
From non-controlled/affiliated investments:
Interest income	499	946
Paid-in-kind interest income	311	213
Fee income	8	478

Total investment income	97,790	83,816

Operating expenses
Management fees(1)	14,870	19,078
Subordinated income incentive fees(2)	12,108	1,623
Administrative services expenses	738	854
Stock transfer agent fees	412	387
Accounting and administrative fees	258	277
Interest expense	21,565	14,692
Directors’ fees	95	450
Other general and administrative expenses	933	784

Operating expenses	50,979	38,145
Management fees waiver(1)	—	(2,385)

Net expenses	50,979	35,760

Net investment income	46,811	48,056

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(4,632)	(22,865)
Non-controlled/affiliated investments	(32,809)	—
Net realized gain (loss) on total return swap(3)	(15,004)	5,285
Net realized gain (loss) on foreign currency	15	226
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	13,470	(28,276)
Non-controlled/affiliated investments	33,941	1,008
Net change in unrealized appreciation (depreciation) on total return swap(3)	21,152	2,196
Net change in unrealized appreciation (depreciation) on interest rate swaps	(5,994)	—
Net change in unrealized gain (loss) on foreign currency	(204)	(41)

Total net realized gain (loss) and unrealized appreciation (depreciation)	9,935	(42,467)

Net increase (decrease) in net assets resulting from operations	$56,746	$5,589

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.20	$0.02

Weighted average shares outstanding	288,996,840	289,190,554

(1)	See Note 4 for a discussion of the waiver by FSIC III Advisor, LLC, the Company’s former investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s financing arrangements.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Three Months Ended March 31,
	2019	2018
Operations
Net investment income	$46,811	$48,056
Net realized gain (loss) on investments, total return swap and foreign currency(1)	(52,430)	(17,354)
Net change in unrealized appreciation (depreciation) on investments, total return swap and interest rate swaps	62,569	(25,072)
Net change in unrealized gain (loss) on foreign currency	(204)	(41)

Net increase in net assets resulting from operations	56,746	5,589

Stockholder distributions(2)
Distributions to stockholders	(50,467)	(50,490)

Net decrease in net assets resulting from stockholder distributions	(50,467)	(50,490)

Capital share transactions(3)
Reinvestment of stockholder distributions	21,878	24,279
Repurchases of common stock	(22,471)	(24,935)

Net increase (decrease) in net assets resulting from capital share transactions	(593)	(656)

Total increase (decrease) in net assets	5,686	(45,557)
Net assets at beginning of period	2,206,971	2,388,724

Net assets at end of period	$2,212,657	$2,343,167

(1)	See Note 7 for a discussion of these financial instruments.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$56,746	$5,589
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(401,423)	(177,850)
Paid-in-kind interest	(4,843)	(6,388)
Proceeds from sales and repayments of investments	357,765	161,895
Net realized (gain) loss on investments	37,441	22,865
Net change in unrealized (appreciation) depreciation on investments	(47,411)	27,268
Net change in unrealized (appreciation) depreciation on total return swap	(21,152)	(2,196)
Net change in unrealized (appreciation) depreciation on interest rate swaps	5,994	—
Accretion of discount	(1,804)	(1,133)
Amortization of deferred financing costs	611	432
Net change in unrealized (gain) loss on borrowings in foreign currency	188	—
(Increase) decrease in due from counterparty	81,849	(10,011)
(Increase) decrease in receivable for investments sold and repaid	(19,504)	(3,151)
(Increase) decrease in interest receivable	(8,619)	(3,004)
(Increase) decrease in receivable due on total return swap	1,071	(9)
(Increase) decrease in receivable on interest rate swaps	(2,559)	—
(Increase) decrease in prepaid expenses and other assets	38	39
Increase (decrease) in payable for investments purchased	(345,115)	(22,113)
Increase (decrease) in management fees payable	1,570	(322)
Increase (decrease) in subordinated income incentive fees payable	2,583	(12,864)
(Increase) decrease in payable due on total return swap	15,250	—
Increase (decrease) in administrative services expense payable	92	389
Increase (decrease) in interest rate swap income payable	3,391	—
Increase (decrease) in interest payable(1)	2,666	228
Increase (decrease) in directors’ fees payable	(123)	197
Increase (decrease) in other accrued expenses and liabilities	(270)	(607)

Net cash provided by (used in) operating activities	(285,568)	(20,746)

Cash flows from financing activities
Repurchases of common stock	(22,471)	(24,935)
Distributions paid	(28,404)	(17,392)
Borrowings under credit facilities(1)	569,448	—
Repayments of credit facilities(1)	(222,500)	—
Deferred financing costs paid	(3,737)	—

Net cash provided by financing activities	292,336	(42,327)

Total increase (decrease) in cash	6,768	(63,073)
Cash, restricted cash and foreign currency at beginning of period	67,348	368,344

Cash, restricted cash and foreign currency at end of period(2)	$74,116	$305,271

Supplemental disclosure
Distributions reinvested	$21,878	$24,279

Excise and state taxes paid	$125	$527

(1)

See Note 9 for a discussion of the Company’s financing arrangements. During the three months ended March 31, 2019 and 2018, the Company paid $14,503 and $11,073, respectively, in interest expense on the credit facilities and $3,785 and $2,959, respectively, in interest expense pursuant to the repurchase agreement.

(2)	As of March 31, 2019, balance includes cash of $64,066 and restricted cash of $10,050, respectively. As of March 31, 2018, balance includes cash of $305,271 and restricted cash of $0, respectively.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—122.1%
5 Arch Income Fund 2, LLC	(i)(n)	Diversified Financials	9.0%		11/18/23	$144,445	$144,585	$144,445
5 Arch Income Fund 2, LLC	(i)(j)(n)	Diversified Financials	9.0%		11/18/23	3,955	3,958	3,955
Acosta Holdco Inc	(q)	Commercial & Professional Services	L+325	1.0%	9/26/21	14,257	10,710	6,717
Addison Holdings	(g)	Commercial & Professional Services	L+675	1.0%	12/29/23	60,984	60,984	61,594
Advantage Sales & Marketing Inc	(q)	Commercial & Professional Services	L+325	1.0%	7/23/21	16,783	14,909	14,326
All Systems Holding LLC	(f)	Commercial & Professional Services	L+725	1.0%	10/31/23	5,108	5,108	5,159
All Systems Holding LLC	(f)(g)(h)	Commercial & Professional Services	L+767	1.0%	10/31/23	48,903	48,903	49,392
Alstom SA	(i)(q)	Transportation	L+450	1.0%	8/29/21	6,227	5,938	6,001
Altus Power America Inc		Energy	L+750	1.5%	9/30/21	683	683	656
Altus Power America Inc	(j)	Energy	L+750	1.5%	9/30/21	140	140	135
Altus Power America Inc		Energy	L+750	1.5%	10/8/21	2,500	2,500	2,400
American Tire Distributors Inc	(q)	Automobiles & Components	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	1,447	1,357	1,427
American Tire Distributors Inc	(q)	Automobiles & Components	L+750	1.0%	9/2/24	9,169	8,132	8,227
Ammeraal Beltech Holding BV	(i)(q)	Capital Goods	E+375		7/30/25	€1,268	1,466	1,423
Apex Group Limited	(i)(j)	Diversified Financials	L+650		6/15/23	$1,957	1,905	1,667
Apex Group Limited	(f)(i)(r)	Diversified Financials	L+650	1.0%	6/15/25	37,987	37,556	37,121
Apex Group Limited	(i)(j)(r)	Diversified Financials	L+650	1.0%	6/15/25	4,958	4,938	4,845
Aspect Software Inc	(j)(s)	Software & Services	L+500	1.0%	7/15/23	2,422	2,422	2,422
Aspect Software Inc	(f)(s)	Software & Services	L+500		1/15/24	15,673	13,883	13,832
ATX Networks Corp	(g)(h)(i)(q)(r)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	43,114	42,272	40,958
AVF Parent LLC	(f)	Retailing	L+725	1.3%	3/1/24	29,248	29,248	25,373
Belk Inc	(q)	Retailing	L+475	1.0%	12/12/22	21,857	17,807	17,695
Borden Dairy Co	(f)(g)	Food, Beverage & Tobacco	L+750	1.0%	7/6/23	48,125	48,125	43,683
Brand Energy & Infrastructure Services Inc	(q)	Capital Goods	L+425	1.0%	6/21/24	5,454	5,188	5,239
Caprock Midstream LLC	(q)	Energy	L+475		11/3/25	1,157	1,078	1,098
Conservice LLC		Consumer Services	L+525		11/30/24	27,119	26,856	27,166
Conservice LLC	(j)	Consumer Services	L+525		11/30/24	5,062	5,031	4,947
Constellis Holdings LLC/Constellis Finance Corp	(g)	Capital Goods	L+575	1.0%	4/15/22	40,125	39,565	39,674
CSafe Global		Capital Goods	L+725	1.0%	11/1/21	957	957	957
CSafe Global	(j)	Capital Goods	L+725	1.0%	11/1/21	1,652	1,652	1,652
CSafe Global	(f)	Capital Goods	L+725	1.0%	10/31/23	22,285	22,285	22,508
CSM Bakery Products	(q)	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	488	461	468
Dade Paper and Bag Co Inc		Capital Goods	L+700	1.0%	6/10/24	5,616	5,616	5,398
Dade Paper and Bag Co Inc	(g)(h)	Capital Goods	L+750	1.0%	6/10/24	44,029	44,029	43,148
Dayton Superior Corp	(q)	Materials	L+800, 6.0% PIK (6.0% Max PIK)	1.0%	11/15/21	11,934	9,654	10,054
Diamond Resorts International Inc	(f)(q)	Consumer Services	L+375	1.0%	9/2/23	26,799	24,896	25,861
Distribution International Inc	(q)	Retailing	L+500	1.0%	12/15/21	369	328	337

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Eagle Family Foods Inc	(j)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	$3,507	$3,474	$2,974
Eagle Family Foods Inc	(f)	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	23,205	22,971	22,473
Eagleclaw Midstream Ventures LLC	(q)	Energy	L+425	1.0%	6/24/24	576	541	542
Empire Today LLC	(f)(g)	Retailing	L+700	1.0%	11/17/22	43,988	43,987	43,601
Fairway Group Holdings Corp	(s)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	493	491	493
Fairway Group Holdings Corp	(j)(s)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	1,028	1,024	1,028
Fairway Group Holdings Corp	(k)(l)(s)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	4,549	3,916	597
Fairway Group Holdings Corp	(s)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	7,153	7,153	6,947
Fairway Group Holdings Corp	(s)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		11/27/23	2,484	2,345	2,485
FHC Health Systems Inc	(q)	Health Care Equipment & Services	L+400	1.0%	12/23/21	8,814	7,349	7,345
Foresight Energy LLC	(i)(q)	Materials	L+575	1.0%	3/28/22	4,925	4,830	4,836
Fox Head Inc	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	6,729	6,729	6,469
FullBeauty Brands Holdings Corp		Retailing	10.0%		6/30/19	312	312	304
FullBeauty Brands Holdings Corp		Retailing	L+900	1.0%	2/7/24	1,817	1,773	1,772
Gulf Finance LLC	(h)(q)	Energy	L+525	1.0%	8/25/23	14,026	11,689	11,235
HM Dunn Co Inc	(k)(l)(s)	Capital Goods	L+875 PIK (L+875 Max PIK)		6/30/21	6,583	5,786	601
Hudson Technologies Co	(g)(i)	Commercial & Professional Services	L+1025	1.0%	10/10/23	7,889	7,825	5,582
Icynene Group Ltd	(f)(g)(h)	Materials	L+700	1.0%	11/30/24	76,038	76,037	73,756
Industrial Group Intermediate Holdings LLC	(g)	Materials	L+800	1.3%	5/31/20	9,787	9,787	9,860
Ivanti Software Inc	(q)	Software & Services	L+425	1.0%	1/20/24	775	752	770
JAKKS Pacific Inc		Consumer Durables & Apparel	L+900	1.5%	6/14/21	2,374	2,360	2,390
Jazz Acquisition Inc		Capital Goods	L+550	1.0%	6/1/22	24,629	24,629	24,425
JC Penney Corp Inc	(i)(q)	Retailing	L+425	1.0%	6/23/23	2,304	1,942	2,053
JHC Acquisition LLC	(f)(g)(h)	Capital Goods	L+750	1.0%	11/6/21	114,086	114,086	114,086
JHC Acquisition LLC	(f)(g)(h)	Capital Goods	L+750	1.0%	1/29/24	62,082	62,082	62,082
JHC Acquisition LLC	(j)	Capital Goods	L+750	1.0%	1/29/24	21,787	21,787	21,787
Jo-Ann Stores Inc	(q)	Retailing	L+500	1.0%	10/20/23	318	303	317
Jostens Inc	(q)	Consumer Services	L+550		12/19/25	3,976	3,869	3,983
JSS Holdings Ltd	(f)(g)(h)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	65,810	65,330	67,785
Kodiak BP LLC	(f)(g)(h)	Capital Goods	L+725	1.0%	12/1/24	90,668	90,668	88,742
Kodiak BP LLC	(j)	Capital Goods	L+725	1.0%	12/1/24	10,871	10,871	10,640
Lazard Global Compounders Fund	(i)	Diversified Financials	L+725	3.8%	4/1/26	100,132	100,132	98,630
Lazard Global Compounders Fund	(i)(j)	Diversified Financials	L+725	3.8%	4/1/26	19,118	19,118	18,831
LBM Borrower LLC	(f)(q)	Capital Goods	L+375	1.0%	8/20/22	5,310	4,968	5,115
LD Intermediate Holdings Inc	(q)	Software & Services	L+588	1.0%	12/9/22	9,375	8,428	8,168

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Lipari Foods LLC		Food & Staples Retailing	L+588	1.0%	1/4/25		$103,645	$102,825	$102,730
Lipari Foods LLC	(j)	Food & Staples Retailing	L+588	1.0%	1/4/25		21,437	21,437	21,248
Mitel US Holdings Inc	(q)	Technology Hardware & Equipment	L+450		11/30/25		229	222	226
Monitronics International Inc	(i)(q)	Commercial & Professional Services	L+550	1.0%	9/30/22		4,339	3,921	3,649
Murray Energy Corp		Energy	L+900	1.0%	2/12/21		9,258	9,205	9,202
NaviHealth Inc.	(q)	Health Care Equipment & Services	L+500		8/1/25		1,051	1,018	1,024
Navistar Inc	(i)(q)	Automobiles & Components	L+350		11/6/24		1,010	970	1,008
North Haven Cadence Buyer Inc	(j)	Consumer Services	L+500	1.0%	9/2/21		750	750	750
North Haven Cadence Buyer Inc	(f)(g)	Consumer Services	L+798	1.0%	9/2/24		17,686	17,687	17,466
North Haven Cadence Buyer Inc		Consumer Services	L+650	1.0%	9/2/24		4,081	4,081	4,030
North Haven Cadence Buyer Inc	(j)	Consumer Services	L+650	1.0%	9/2/24		83	83	82
P2 Energy Solutions, Inc.	(q)	Software & Services	L+400	1.0%	10/30/20		252	244	250
Peak 10 Holding Corp	(q)(r)	Telecommunication Services	L+350		8/1/24		821	751	755
PF Chang’s China Bistro Inc	(q)	Consumer Services	L+650		3/1/26		8,654	8,569	8,555
PHRC License LLC	(f)	Consumer Services	L+850, 0.3% PIK (0.3% Max PIK)	1.5%	4/28/22		16,662	16,662	16,891
Power Distribution Inc		Capital Goods	L+725	1.3%	1/25/23		19,514	19,514	19,100
Production Resource Group LLC	(f)(h)	Media	L+700	1.0%	8/21/24		173,008	173,008	170,412
Propulsion Acquisition LLC	(f)(h)(q)	Capital Goods	L+600	1.0%	7/13/21		54,140	53,308	53,598
PSKW LLC	(f)(g)(h)	Health Care Equipment & Services	L+825	1.0%	10/1/21		154,000	154,000	154,000
PSKW LLC	(g)(h)	Health Care Equipment & Services	L+826	1.0%	11/25/21		18,364	18,243	18,364
Reliant Rehab Hospital Cincinnati LLC	(g)	Health Care Equipment & Services	L+675	1.0%	8/30/24		51,001	50,569	50,291
Roadrunner Intermediate Acquisition Co LLC	(f)(g)(h)(r)	Health Care Equipment & Services	L+675	1.0%	9/22/21		93,386	93,385	86,169
Safariland LLC	(f)	Capital Goods	L+765	1.1%	11/18/23		42,893	42,893	38,764
Savers Inc		Retailing	L+650, 0.8% PIK (0.8% Max PIK)	1.5%	3/28/24	C$	31,399	23,094	23,209
Savers Inc		Retailing	L+650, 0.8% PIK (0.8% Max PIK)	1.5%	3/28/24		$22,610	22,328	22,327
Sequa Corp	(q)	Materials	L+500	1.0%	11/28/21		3,663	3,495	3,594
Sequel Youth & Family Services LLC	(g)	Health Care Equipment & Services	L+700	1.0%	9/1/23		2,265	2,265	2,286
Sequel Youth & Family Services LLC	(f)	Health Care Equipment & Services	L+800		9/1/23		13,000	13,000	13,118
Sequential Brands Group Inc.	(f)(g)(h)	Consumer Durables & Apparel	L+875		2/7/24		97,197	95,416	96,347
SI Group Inc	(q)	Materials	L+475		10/15/25		526	506	526
SIRVA Worldwide Inc	(q)	Commercial & Professional Services	L+550		8/2/25		327	320	320
Sorenson Communications LLC	(f)(q)	Telecommunication Services	L+575	2.3%	4/30/20		45,098	44,919	44,647
Sorenson Communications LLC	(q)(r)	Telecommunication Services	L+650		3/14/24		23,555	22,613	23,349
Spencer Gifts LLC	(q)	Retailing	L+425	1.0%	7/16/21		14,530	13,795	14,421
SSC (Lux) Limited S.a r.l.	(f)(g)(i)	Health Care Equipment & Services	L+750	1.0%	9/10/24		60,820	60,820	61,294
Sungard Availability Services Capital Inc	(h)(k)(l)(q)	Software & Services	L+700	1.0%	9/30/21		27,037	25,950	18,453
Sungard Availability Services Capital Inc	(k)(l)(q)	Software & Services	L+1000	1.0%	10/1/22		2,234	2,113	1,927

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sutherland Global Services Inc	(i)(q)	Software & Services	L+538	1.0%	4/23/21	$11,961	$11,223	$11,692
Swift Worldwide Resources Holdco Ltd		Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	7/20/21	17,229	17,229	17,229
Tangoe LLC		Software & Services	L+650	1.0%	11/28/25	44,110	43,686	43,557
Trace3 Inc	(f)(g)	Software & Services	L+675	1.0%	8/5/24	37,484	37,484	37,484
Virgin Pulse Inc	(f)(g)(h)	Software & Services	L+650	1.0%	5/22/25	67,737	67,242	66,864
Vivint Inc	(f)(q)	Commercial & Professional Services	L+500		4/1/24	13,182	12,822	12,894
Warren Resources Inc	(g)(s)	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	6,191	6,191	6,191
West Corp	(q)	Software & Services	L+350	1.0%	10/10/24	520	477	484
West Corp	(q)	Software & Services	L+400	1.0%	10/10/24	15,771	14,486	14,850
York Risk Services Group Inc	(f)(q)	Insurance	L+375	1.0%	10/1/21	7,599	7,145	7,152
Zeta Interactive Holdings Corp	(g)(h)	Software & Services	L+750	1.0%	7/29/22	62,929	62,929	63,559
Zeta Interactive Holdings Corp	(j)	Software & Services	L+750	1.0%	7/29/22	11,143	11,143	11,254

Total Senior Secured Loans—First Lien							2,860,505	2,812,256
Unfunded Loan Commitments							(109,733)	(109,733)

Net Senior Secured Loans—First Lien							2,750,772	2,702,523

Senior Secured Loans—Second Lien—14.6%
Advantage Sales & Marketing Inc	(q)	Commercial & Professional Services	L+650	1.0%	7/25/22	4,413	3,488	3,260
American Bath Group LLC	(q)	Capital Goods	L+975	1.0%	9/30/24	314	312	314
Ammeraal Beltech Holding BV	(i)	Capital Goods	L+800		7/27/26	44,463	43,610	43,527
Arena Energy LP	(f)(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	26,125	26,125	26,125
athenahealth Inc	(h)	Health Care Equipment & Services	L+850	1.0%	2/11/27	55,444	54,901	55,721
Bellatrix Exploration Ltd	(i)	Energy	8.5%		7/26/23	12,744	11,931	11,583
Bellatrix Exploration Ltd	(i)(j)	Energy	8.5%		7/26/23	1,248	1,248	1,237
Byrider Finance LLC		Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20	5,946	5,946	5,879
CDS US Intermediate Holdings Inc	(f)(i)(q)	Media	L+825	1.0%	7/10/23	18,000	16,171	16,357
Centric Group LLC	(q)	Retailing	L+800	1.0%	2/1/24	2,215	2,177	2,167
Chisholm Oil & Gas Operating LLC		Energy	L+800	1.0%	3/21/24	16,000	16,000	15,705
Crossmark Holdings Inc	(k)(l)(q)	Media	L+750	1.3%	12/21/20	1,500	1,340	11
Fairway Group Holdings Corp	(k)(l)(s)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	4,051	3,436	—
Grocery Outlet Inc	(q)	Food & Staples Retailing	L+725		10/22/26	271	270	271
Gruden Acquisition Inc	(h)(q)	Transportation	L+850	1.0%	8/18/23	10,000	9,719	9,925
Jazz Acquisition Inc	(q)	Capital Goods	L+675	1.0%	6/19/22	4,498	4,326	4,228
LBM Borrower LLC	(f)(q)	Capital Goods	L+925	1.0%	8/20/23	19,910	19,454	19,512

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
One Call Care Management Inc	(g)(h)	Insurance	L+375, 6.0% PIK (6.0% Max PIK)	1.0%	4/11/24	$2,815	$2,791	$2,568
OPE Inmar Acquisition Inc	(f)(q)	Software & Services	L+800	1.0%	5/1/25	15,000	15,000	14,888
Paradigm Acquisition Corp	(q)	Health Care Equipment & Services	L+750		10/26/26	190	190	189
Peak 10 Holding Corp	(q)	Telecommunication Services	L+725	1.0%	8/1/25	7,902	7,183	6,993
Pure Fishing Inc		Consumer Durables & Apparel	L+838	1.0%	12/31/26	39,804	39,415	40,041
Rise Baking Company	(f)	Food, Beverage & Tobacco	L+800	1.0%	8/9/26	15,292	15,148	15,024
Sequa Corp	(q)	Materials	L+900	1.0%	4/28/22	5,204	4,919	5,106
SIRVA Worldwide Inc	(q)	Commercial & Professional Services	L+950		8/2/26	2,826	2,409	2,487
SMG/PA	(q)	Consumer Services	L+700		1/23/26	942	928	955
Spencer Gifts LLC	(g)(q)(r)	Retailing	L+825	1.0%	6/29/22	16,161	16,178	15,434
Titan Energy LLC	(g)(k)(l)	Energy	L+1300 PIK (L+1300 Max PIK)	1.0%	2/3/20	45,287	33,111	3,321
UTEX Industries Inc	(q)	Energy	L+725	1.0%	5/20/22	1,273	1,270	1,186
WireCo WorldGroup Inc	(q)	Capital Goods	L+900	1.0%	9/30/24	606	605	605

Total Senior Secured Loans—Second Lien							359,601	324,619
Unfunded Loan Commitment							(1,248)	(1,248)

Net Senior Secured Loans—Second Lien							358,353	323,371

Other Senior Secured Debt—3.6%
Akzo Nobel Specialty Chemicals	(e)(i)(q)	Materials	8.0%		10/1/26	2,288	2,288	2,308
APTIM Corp	(q)(r)	Diversified Financials	7.8%		6/15/25	11,974	11,974	9,265
Black Swan Energy Ltd	(i)	Energy	9.0%		1/20/24	1,333	1,333	1,320
Diamond Resorts International Inc	(h)(q)	Consumer Services	7.8%		9/1/23	11,965	11,965	11,980
Genesys Telecommunications Laboratories Inc	(e)(q)	Technology Hardware & Equipment	10.0%		11/30/24	1,409	1,551	1,541
JC Penney Corp Inc	(e)(i)(q)	Retailing	5.7%		6/1/20	143	134	130
JW Aluminum Co	(q)	Materials	10.3%		6/1/26	759	759	786
Lycra	(e)(i)(q)	Consumer Durables & Apparel	7.5%		5/1/25	4,284	4,319	4,230
Numericable-SFR	(e)(i)(q)	Software & Services	8.1%		2/1/27	2,059	2,056	2,085
Pattonair Holdings Ltd	(e)(i)(q)	Capital Goods	9.0%		11/1/22	4,660	4,812	4,743
Ply Gem Holdings Inc	(e)(q)	Capital Goods	8.0%		4/15/26	3,697	3,614	3,322
Sorenson Communications LLC	(e)(q)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	11,820	11,655	11,938
Sunnova Energy Corp		Energy	6.0%, 6.0% PIK (6.0% Max PIK)		7/31/19	1,710	1,710	1,704
Velvet Energy Ltd	(i)	Energy	9.0%		10/5/23	4,500	4,500	4,601
Vivint Inc	(e)(h)(q)	Commercial & Professional Services	7.9%		12/1/22	12,886	12,759	12,917
Vivint Inc	(e)(q)	Commercial & Professional Services	7.6%		9/1/23	8,911	8,175	7,604

Total Other Senior Secured Debt							83,604	80,474

Subordinated Debt—14.8%
All Systems Holding LLC		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	100	100	100

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Ascent Resources Utica Holdings LLC/ARU Finance Corp	(e)(q)	Energy	10.0%		4/1/22	$19,500	$19,500	$21,358
athenahealth Inc		Health Care Equipment & Services	L+1125 PIK (L+1125 Max PIK)		11/30/25	27,722	27,722	28,040
Avantor Inc	(g)(h)(q)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%		10/1/25	52,500	52,502	56,897
Byrider Finance LLC		Automobiles & Components	20.0% PIK (20.0% Max PIK)		3/31/22	321	321	321
Calumet Specialty Products	(e)(i)(q)	Energy	7.8%		4/15/23	10,300	10,255	9,180
Canbriam Energy Inc	(e)(i)(q)	Energy	9.8%		11/15/19	18,550	18,525	15,118
CEC Entertainment Inc	(g)(q)	Consumer Services	8.0%		2/15/22	21,186	20,469	19,604
ClubCorp Club Operations Inc	(e)(q)	Consumer Services	8.5%		9/15/25	12,478	12,050	11,397
Diamond Resorts International Inc	(e)(q)	Consumer Services	10.8%		9/1/24	3,453	3,610	3,274
Eclipse Resources Corp	(e)(i)(q)	Energy	8.9%		7/15/23	9,175	9,053	8,756
Hub International Ltd	(e)(q)	Insurance	7.0%		5/1/26	1,069	1,041	1,059
Intelsat Jackson Holdings SA	(e)(i)(q)	Media	5.5%		8/1/23	3,577	3,255	3,179
Ken Garff Automotive LLC	(e)(q)	Retailing	7.5%		8/15/23	4,039	4,048	4,105
LifePoint Hospitals Inc	(e)(q)	Health Care Equipment & Services	9.8%		12/1/26	6,248	6,248	6,490
Logan’s Roadhouse Inc	(k)	Consumer Services			11/1/24	1,317	1,304	1,317
PriSo Acquisition Corp	(e)(g)(q)	Capital Goods	9.0%		5/15/23	47,859	47,573	47,754
Quorum Health Corp	(e)(q)	Health Care Equipment & Services	11.6%		4/15/23	2,630	2,621	2,368
Sorenson Communications LLC	(e)(g)(q)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	8,983	9,223	9,253
SRS Distribution Inc	(e)(q)	Capital Goods	8.3%		7/1/26	13,222	13,090	12,726
Stars Group Holdings BV	(e)(i)(q)	Consumer Services	7.0%		7/15/26	2,770	2,770	2,891
Sungard Availability Services Capital Inc	(g)(k)(l)(q)	Software & Services	8.8%		4/1/22	16,400	12,880	875
Surgery Partners Holdings LLC	(e)(q)	Health Care Equipment & Services	6.8%		7/1/25	997	954	904
Team Health Inc	(e)(q)	Health Care Equipment & Services	6.4%		2/1/25	9,254	8,220	7,536
Vertiv Group Corp	(e)(q)	Technology Hardware & Equipment	9.3%		10/15/24	18,690	18,331	18,456
Vivint Inc	(e)(h)(q)	Commercial & Professional Services	8.8%		12/1/20	4,406	4,166	4,345
York Risk Services Group Inc	(g)(h)(q)	Insurance	8.5%		10/1/22	36,050	34,274	29,291

Total Subordinated Debt							344,105	326,594

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Amortized Cost	Fair Value(d)
Asset Based Finance—7.4%
Altus Power America Inc, Preferred Stock	(o)	Energy	9.0%, 5.0% PIK		10/3/23	1,107,723	$1,108	$1,106
Global Jet Capital LLC, Structured Mezzanine	(r)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	$1,023	994	1,006
Global Jet Capital LLC, Structured Mezzanine	(r)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	$6,502	6,315	6,396
Global Jet Capital LLC, Structured Mezzanine	(r)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	$1,344	1,305	1,322

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Amortized Cost	Fair Value(d)
Global Jet Capital LLC, Structured Mezzanine	(r)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	$1,265	$1,228	$1,244
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	$68,725	66,753	67,608
Global Jet Capital LLC, Structured Mezzanine	(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	$15,302	14,863	15,053
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	$1,581	1,535	1,555
Global Jet Capital LLC, Structured Mezzanine	(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	$12,162	11,813	11,964
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	$5,883	5,715	5,788
Global Jet Capital LLC, Structured Mezzanine	(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	$1,313	1,275	1,292
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		2/17/26	$17,596	17,091	17,310
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	$10,897	10,584	10,720
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	$16,105	15,643	15,843
NewStar Clarendon 2014-1A Class D	(i)	Diversified Financials	20.3%		1/25/27	$8,310	5,188	5,537

Total Asset Based Finance							161,410	163,744

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Equity/Other—3.4%
All Systems Holding LLC, Common Stock		Commercial & Professional Services				600,099	$581	$819
Altavair NewCo, Private Equity	(i)(k)	Capital Goods				2,915,040	2,915	2,991
ASG Technologies, Warrants	(k)	Software & Services			6/27/22	48,325	1,377	1,783
Aspect Software Inc, Common Stock	(f)(k)	Software & Services				844,096	1,369	1,369
Aspect Software Inc, Warrant	(f)(k)	Software & Services			1/15/24	842,769	—	—
ATX Networks Corp, Common Stock	(i)(k)	Technology Hardware & Equipment				83,488	134	108
Australis Maritime, Private Equity	(i)(k)	Transportation				965,635	966	966
Byrider Finance LLC, Common Stock	(k)	Automobiles & Components				278	—	—
Chisholm Oil & Gas Operating LLC, Series A Units	(k)(m)	Energy				75,000	75	34
CSafe Global, Common Stock	(k)	Capital Goods				173,900	174	309
Empire Today LLC, Common Stock	(k)	Retailing				206	614	675
Fairway Group Holdings Corp, Common Stock	(k)(s)	Food & Staples Retailing				71,465	2,296	—
Fox Head Inc, Common Stock	(k)	Consumer Durables & Apparel				1,142,857	1,143	460
FullBeauty Brands Holdings Corp, Common Stock	(k)	Retailing				9,228	43	43

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Global Jet Capital LLC, Preferred Stock	(i)(k)	Commercial & Professional Services				42,484,416	$42,484	$3,186
Harvest Oil & Gas Corp, Common Stock	(k)(q)	Energy				59,445	1,308	997
Harvey Industries Inc, Common Stock	(k)	Capital Goods				2,000,000	2,000	4,050
HM Dunn Co Inc, Preferred Stock, Series A	(k)(s)	Capital Goods				1,929	—	—
HM Dunn Co Inc, Preferred Stock, Series B	(k)(s)	Capital Goods				1,929	—	—
Industrial Group Intermediate Holdings LLC, Common Stock	(k)(m)	Materials				220,619	221	281
JHC Acquisition LLC, Common Stock	(k)	Capital Goods				8,068	8,068	10,468
JSS Holdings Ltd, Net Profits Interest	(k)	Capital Goods				24	—	424
JW Aluminum Co, Common Stock	(k)	Materials				41	—	—
JW Aluminum Co, Preferred Stock		Materials	12.5% PIK		11/17/25	1,003	5,194	10,265
North Haven Cadence Buyer Inc, Common Stock	(k)	Consumer Services				833,333	833	1,417
Power Distribution Inc, Common Stock	(k)	Capital Goods				923,077	923	208
Ridgeback Resources Inc, Common Stock	(i)(k)	Energy				827,156	5,082	3,932
Sequential Brands Group Inc., Common Stock	(k)(q)	Consumer Durables & Apparel				125,391	1,693	160
SSC (Lux) Limited S.a r.l., Common Stock	(i)(k)	Health Care Equipment & Services				113,636	2,273	2,784
Sunnova Energy Corp, Common Stock	(k)	Energy				577,086	2,166	716
Sunnova Energy Corp, Preferred Stock	(k)	Energy				105,341	561	619
Templar Energy LLC, Common Stock	(k)(m)(q)	Energy				129,829	1,104	73
Templar Energy LLC, Preferred Stock	(k)(q)	Energy				86,061	859	215
Titan Energy LLC, Common Stock	(k)(q)	Energy				72,739	2,299	7
Trace3 Inc, Common Stock	(k)	Software & Services				7,725	77	352
Warren Resources Inc, Common Stock	(k)(s)	Energy				998,936	4,695	2,947
White Star Petroleum LLC, Common Stock	(k)(m)	Energy				1,738,244	1,477	391
Zeta Interactive Holdings Corp, Preferred Stock, Series E-1	(k)	Software & Services				1,051,348	8,357	11,275
Zeta Interactive Holdings Corp, Preferred Stock, Series F	(k)	Software & Services				956,233	8,357	10,108
Zeta Interactive Holdings Corp, Warrant	(k)	Software & Services			4/20/27	143,435	—	420

Total Equity/Other							$111,718	$74,852

TOTAL INVESTMENTS—165.9%							$3,809,962	3,671,558

LIABILITIES IN EXCESS OF ASSETS—(65.9%)								(1,458,901)

NET ASSETS—100.0%								$2,212,657

Total Return Swap						Notional Amount		Unrealized Depreciation
Citibank TRS Facility (Note 9)						$123,158		$(910)

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

A summary of outstanding financial instruments as of March 31, 2019 is as follows:

Interest rate swaps

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(3,044)	$(3,044)
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.81%	12/18/2021	—	(1,731)	(1,731)
ING Capital Markets	$150,000	3-Month LIBOR	2.59%	1/14/2024	$—	$(1,353)	$(1,353)
ING Capital Markets	$150,000	3-Month LIBOR	2.62%	1/14/2022	—	(2,480)	(2,480)

					$—	$(8,608)	$(8,608)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2019, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 2.60%, the Euro Interbank Offered Rate, or EURIBOR, was (0.31)%, Candian Dollar Offer Rate, or CDOR was 2.02%, and the U.S. Prime Lending Rate, or Prime, was 5.50%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 8).

(e)

Security or portion thereof held within Burholme Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (as assignee of BNP Paribas Prime Brokerage, Inc.), or BNPP. Securities held within Burholme Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 9).

(f)

Security or portion thereof held within Dunlap Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(g)

Security or portion thereof held within Jefferson Square Funding LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, National Association (see Note 9).

(h)

Security or portion thereof held within Germantown Funding LLC and is pledged as collateral supporting the amounts outstanding under the notes issued to Society Hill Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 9).

(i)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of March 31, 2019, 85.3% of the Company’s total assets represented qualifying assets. In addition, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 85.1% of the Company’s total assets represented qualifying assets as of March 31, 2019.

(j)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(k)	Security is non-income producing.

(l)	Security was on non-accrual status as of March 31, 2019.

(m)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

(n)	Security held within IC III Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(o)	Security held within IC III Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(p)

Security or portion thereof held within Burholme Funding LLC has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 9). As of March 31, 2019, the fair value of securities rehypothecated by BNPP was $119,829.

(q)	Security is classified as Level 1 or Level 2 in the Company’s fair value hierarchy (see Note 8).

(r)	Position or portion thereof unsettled as of March 31, 2019.

(s)

Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of March 31, 2019, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an “affiliated person” for the three months ended March 31, 2019:

Portfolio Company	Fair Value at December 31, 2018	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at March 31, 2019	Interest Income(4)	PIK Income(4)	Fee Income(4)
Senior Secured Loans—First Lien
Aspect Software, Inc.	$7,328	$—	$(7,663)	$(2,060)	$2,395	$—	$—	$—	$—
Aspect Software, Inc.	9,741	—	(10,386)	(2,652)	3,297	—	—	—	—
Fairway Group Acquisition Co.	6,742	211	—	—	(6)	6,947	208	211	—
Fairway Group Acquisition Co.	582	—	—	—	15	597	—	—	—
Fairway Group Acquisition Co.(3)	480	18	—	—	(1)	497	18	18	8
Fairway Group Acquisition Co.	2,417	72	—	—	(4)	2,485	91	67	—
H.M. Dunn Co., Inc.	1,053	—	—	—	(452)	601	—	—	—
Warren Resources, Inc.	6,176	15	—	—	—	6,191	182	15	—
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	—	—	—	—	—	—	—	—
Equity/Other
Aspect Software Parent, Inc., Common Equity	—	—	—	(28,097)	28,097	—	—	—	—
Fairway Group Holdings Corp., Common Equity	—	—	—	—	—	—	—	—	—
HM Dunn Aerosystems, Inc. Preferred Equity, Series A	$—	$—	$—	$—	$—	$—	$—	$—	$—
HM Dunn Aerosystems, Inc. Preferred Equity, Series B	—	—	—	—	—	—	—	—	—
Warren Resources, Inc., Common Equity	2,347	—	—	—	600	2,947	—	—	—

Total	$36,866	$316	$(18,049)	$(32,809)	$33,941	$20,265	$499	$311	$8

(1)

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

(2)

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

(3)	Security includes a partially unfunded commitment with an amortized cost of $1,024 and a fair value of $1,028.

(4)	Interest income, PIK income and fee income presented for the full three months ended March 31, 2019.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—119.6%
5 Arch Income Fund 2, LLC	(i)(n)	Diversified Financials	9.0%		11/18/23	$144,445	$144,593	$144,445
5 Arch Income Fund 2, LLC	(i)(j)	Diversified Financials	9.0%		11/18/23	3,955	3,955	3,955
Acosta Holdco Inc	(r)	Commercial & Professional Services	L+325	1.0%	9/26/21	14,294	10,738	8,781
Addison Holdings	(g)	Commercial & Professional Services	L+675	1.0%	12/29/23	23,952	23,952	23,993
Advantage Sales & Marketing Inc	(r)(s)	Commercial & Professional Services	L+325	1.0%	7/23/21	16,827	14,850	14,948
Aleris International Inc	(r)(s)	Materials	L+475		2/27/23	275	272	274
All Systems Holding LLC	(f)(g)(h)	Commercial & Professional Services	L+767	1.0%	10/31/23	54,011	54,011	54,551
Alstom SA	(r)(i)	Transportation	L+450	1.0%	8/29/21	7,181	6,840	6,872
Altus Power America Inc		Energy	L+750	1.5%	9/30/21	3,183	3,183	3,087
Altus Power America Inc	(j)	Energy	L+750	1.5%	9/30/21	140	140	136
American Tire Distributors Inc	(r)	Automobiles & Components	L+750	1.0%	8/30/24	9,192	8,156	7,568
American Tire Distributors Inc	(r)	Automobiles & Components	L+650, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	1,447	1,353	1,353
Ammeraal Beltech Holding BV	(i)(r)	Capital Goods	E+375		7/30/25	€1,268	1,466	1,446
Apex Group Limited	(i)(j)	Diversified Financials	L+650		6/15/23	$1,957	1,902	1,675
Apex Group Limited	(f)(i)	Diversified Financials	L+650	1.0%	6/15/25	13,230	12,981	12,706
Apex Group Limited	(i)(j)	Diversified Financials	L+650	1.0%	6/15/25	6,382	6,264	6,130
Apex Group Limited	(i)	Diversified Financials	L+650	1.0%	6/15/25	2,127	2,049	2,043
Apex Group Limited	(i)(j)	Diversified Financials	L+650	1.0%	6/15/25	3,191	3,191	3,065
Aspect Software Inc	(l)(t)	Software & Services	L+400, 6.5% PIK (6.5% Max PIK)		5/25/20	13,075	13,038	9,741
Aspect Software Inc	(f)(l)(t)	Software & Services	L+1100	1.0%	5/25/20	9,837	9,723	7,328
ATX Networks Corp	(h)(i)(r)(s)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	14,019	13,674	13,318
ATX Networks Corp	(g)(h)(i)(r)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	28,510	28,006	27,085
ATX Networks Corp	(i)(r)(s)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	797	749	757
AVF Parent LLC	(f)	Retailing	L+725	1.3%	3/1/24	29,438	29,438	27,518
Belk Inc	(r)(s)	Retailing	L+475	1.0%	12/12/22	21,929	17,684	17,793
Borden Dairy Co	(f)(g)	Food, Beverage & Tobacco	L+808	1.0%	7/6/23	48,125	48,125	43,760
Brand Energy & Infrastructure Services Inc	(r)(s)	Capital Goods	L+425	1.0%	6/21/24	5,468	5,192	5,206
Caprock Midstream LLC	(s)	Energy	L+475		11/3/25	1,157	1,076	1,079
Constellis Holdings LLC/Constellis Finance Corp		Capital Goods	L+575	1.0%	4/1/22	40,226	39,628	39,623
CSafe Global		Capital Goods	L+725	1.0%	11/1/21	261	261	263
CSafe Global	(j)	Capital Goods	L+725	1.0%	11/1/21	2,348	2,348	2,371
CSafe Global	(f)	Capital Goods	L+725	1.0%	10/31/23	22,335	22,335	22,559
CSM Bakery Products	(r)(s)	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	488	458	453
Dade Paper and Bag Co Inc		Capital Goods	L+700	1.0%	6/10/24	5,630	5,630	5,405
Dade Paper and Bag Co Inc	(g)(h)	Capital Goods	L+750	1.0%	6/10/24	44,141	44,141	43,258

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Dayton Superior Corp	(r)(s)	Materials	L+800, 6.0% PIK (6.0% Max PIK)	1.0%	11/15/21	$11,790	$9,697	$9,874
Diamond Resorts International Inc	(r)(s)	Consumer Services	L+375	1.0%	9/2/23	26,866	24,919	25,120
Distribution International Inc	(r)(s)	Retailing	L+500	1.0%	12/15/21	370	326	329
Eagle Family Foods Inc	(j)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	3,507	3,472	2,989
Eagle Family Foods Inc	(f)	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	23,263	23,020	22,907
Eagleclaw Midstream Ventures LLC	(r)(s)	Energy	L+425	1.0%	6/24/24	578	541	542
Empire Today LLC	(f)(g)	Retailing	L+700	1.0%	11/17/22	44,100	44,100	44,180
Fairway Group Holdings Corp	(k)(l)(r)(t)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	4,437	3,916	582
Fairway Group Holdings Corp	(t)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	6,942	6,942	6,742
Fairway Group Holdings Corp	(t)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	480	473	480
Fairway Group Holdings Corp	(j)(t)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	1,028	1,028	1,028
Fairway Group Holdings Corp	(t)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	2,417	2,273	2,417
FHC Health Systems Inc	(r)(s)	Health Care Equipment & Services	L+400	1.0%	12/23/21	8,837	7,306	7,379
Foresight Energy LLC	(i)(r)(s)	Materials	L+575	1.0%	3/28/22	4,925	4,824	4,847
Fox Head Inc	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	652	652	644
Fox Head Inc	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	6,097	6,097	6,022
FullBeauty Brands Holdings Corp	(l)(r)	Retailing	L+475	1.0%	10/14/22	8,116	2,421	2,471
Gulf Finance LLC	(h)(r)(s)	Energy	L+525	1.0%	8/25/23	14,061	11,639	10,845
HM Dunn Co Inc	(k)(l)(t)	Capital Goods	L+875 PIK (L+875 Max PIK)		6/30/21	6,583	5,786	1,053
Hudson Technologies Co	(g)(i)	Commercial & Professional Services	L+1025	1.0%	10/10/23	7,889	7,822	5,641
Icynene Group Ltd	(f)(g)(h)	Materials	L+700	1.0%	11/30/24	76,230	76,230	74,126
Industrial Group Intermediate Holdings LLC	(g)	Materials	L+800	1.3%	5/31/20	9,787	9,787	9,726
Intelsat Jackson Holdings SA	(i)(r)(s)	Media	L+375	1.0%	11/27/23	13,508	13,093	13,137
Ivanti Software Inc	(r)(s)	Software & Services	L+425	1.0%	1/20/24	777	753	757
JAKKS Pacific Inc		Consumer Durables & Apparel	L+900	1.5%	6/14/21	2,374	2,359	2,383
JC Penney Corp Inc	(i)(r)(s)	Retailing	L+425	1.0%	6/23/23	2,320	1,945	1,992
JHC Acquisition LLC	(f)(g)(h)	Capital Goods	L+750	1.0%	1/29/24	176,168	176,168	176,168
JHC Acquisition LLC	(j)	Capital Goods	L+750	1.0%	1/29/24	21,787	21,786	21,787
Jo-Ann Stores Inc	(r)(s)	Retailing	L+500	1.0%	10/20/23	325	310	310
Jostens Inc	(r)(s)	Consumer Services	L+550		12/19/25	4,152	4,038	4,051
JSS Holdings Ltd	(f)(g)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	65,725	65,222	67,697
Kodiak BP LLC	(f)(g)(h)	Capital Goods	L+725	1.0%	12/1/24	90,878	90,878	88,947

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Kodiak BP LLC	(j)	Capital Goods	L+725	1.0%	12/1/24	$10,871	$10,871	$10,640
Koosharem LLC	(r)(s)	Commercial & Professional Services	L+450	1.0%	4/18/25	1,781	1,802	1,752
Lazard Global Compounders Fund	(i)	Diversified Financials	L+725	3.8%	4/1/26	101,644	101,644	102,406
Lazard Global Compounders Fund	(i)(j)	Diversified Financials	L+725	3.8%	4/1/26	17,606	17,606	17,738
LBM Borrower LLC	(r)(s)	Capital Goods	L+375	1.0%	8/20/22	5,322	4,966	4,983
LD Intermediate Holdings Inc	(r)(s)	Software & Services	L+588	1.0%	12/9/22	9,500	8,503	8,621
Mitel US Holdings Inc	(r)(s)	Technology Hardware & Equipment	L+450		11/30/25	8,781	8,495	8,534
Monitronics International Inc	(i)(r)(s)	Commercial & Professional Services	L+550	1.0%	9/30/22	4,350	3,915	3,901
Murray Energy Corp		Energy	L+900	1.0%	2/12/21	9,258	9,199	9,216
NaviHealth Inc.	(r)(s)	Health Care Equipment & Services	L+500		8/1/25	1,054	1,020	997
Navistar Inc	(i)(r)(s)	Automobiles & Components	L+350		11/6/24	1,012	972	979
North Haven Cadence Buyer Inc	(j)	Consumer Services	L+500	1.0%	9/2/21	750	750	750
North Haven Cadence Buyer Inc	(f)(g)	Consumer Services	L+777	1.0%	9/2/24	18,853	18,853	18,665
North Haven Cadence Buyer Inc	(j)	Consumer Services	L+650	1.0%	9/2/24	3,000	3,000	2,970
P2 Energy Solutions, Inc.	(r)(s)	Energy	L+400	1.3%	10/30/20	253	244	245
Peak 10 Holding Corp	(r)(s)	Telecommunication Services	L+325	1.0%	8/1/24	823	751	751
PF Chang’s China Bistro Inc	(r)(s)	Consumer Services	L+500	1.0%	9/1/22	359	347	350
PHRC License LLC	(f)	Consumer Services	L+850, 0.3% PIK (0.3% Max PIK)	1.5%	4/28/22	16,710	16,710	17,066
Power Distribution Inc		Capital Goods	L+725	1.3%	1/25/23	19,565	19,565	19,565
Production Resource Group LLC	(f)(h)	Media	L+700	1.0%	8/21/24	173,008	173,008	169,980
Propulsion Acquisition LLC	(f)(h)(r)	Capital Goods	L+600	1.0%	7/13/21	60,292	59,251	59,689
PSKW LLC	(f)(g)(h)	Health Care Equipment & Services	L+850	1.0%	11/25/21	172,364	172,234	172,800
Reliant Rehab Hospital Cincinnati LLC	(g)	Health Care Equipment & Services	L+675	1.0%	8/30/24	46,763	46,316	46,623
Roadrunner Intermediate Acquisition Co LLC	(f)(g)(h)	Health Care Equipment & Services	L+675	1.0%	3/15/23	94,042	94,042	87,587
Rogue Wave Software Inc	(f)(g)(h)	Software & Services	L+843	1.0%	9/25/21	151,900	151,900	151,710
Safariland LLC	(f)	Capital Goods	L+765	1.1%	11/18/23	42,893	42,893	38,443
Savers Inc	(r)(s)	Retailing	L+375	1.3%	7/9/19	2,964	2,823	2,838
Sequa Corp	(r)(s)	Materials	L+500	1.0%	11/28/21	3,672	3,493	3,520
Sequel Youth & Family Services LLC	(g)	Health Care Equipment & Services	L+700	1.0%	9/1/23	2,271	2,271	2,311
Sequel Youth & Family Services LLC	(f)	Health Care Equipment & Services	L+800		9/1/23	13,000	13,000	13,231
Sequential Brands Group Inc.	(f)(g)(h)	Consumer Durables & Apparel	L+875		2/7/24	97,853	96,047	97,853
SI Group Inc	(r)(s)	Materials	L+475		10/15/25	527	507	508
SIRVA Worldwide Inc	(r)(s)	Commercial & Professional Services	L+550		8/2/25	329	322	323
Sorenson Communications LLC	(f)(r)(s)	Telecommunication Services	L+575	2.3%	4/30/20	45,216	45,008	45,047
Spencer Gifts LLC	(r)(s)	Retailing	L+425	1.0%	7/16/21	14,530	13,786	13,895
SSC (Lux) Limited S.a r.l.	(f)(g)(i)	Health Care Equipment & Services	L+750	1.0%	9/10/24	60,820	60,820	61,428
Strike LLC	(r)(s)	Energy	L+800	1.0%	11/30/22	3,155	3,092	3,159
Sungard Availability Services Capital Inc	(f)(h)(r)(s)	Software & Services	L+700	1.0%	9/30/21	29,092	28,129	24,845
Sungard Availability Services Capital Inc	(r)	Software & Services	L+1000	1.0%	10/1/22	2,404	2,295	2,333

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sutherland Global Services Inc	(i)(r)(s)	Software & Services	L+538	1.0%	4/23/21	$9,728	$9,120	$9,185
Sutherland Global Services Inc	(i)(r)(s)	Software & Services	L+538	1.0%	4/23/21	2,265	2,123	2,138
Swift Worldwide Resources Holdco Ltd		Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	7/20/21	17,228	17,228	17,228
Tangoe LLC		Software & Services	L+650	1.0%	11/28/25	44,220	43,784	43,778
Trace3 Inc	(f)(g)	Diversified Financials	L+675	1.0%	8/5/24	37,578	37,578	37,202
Virgin Pulse Inc	(f)(g)(h)	Software & Services	L+650	1.0%	5/22/25	67,908	67,397	65,796
Vivint Inc	(r)(s)	Commercial & Professional Services	L+500		4/1/24	13,215	12,842	12,880
Warren Resources Inc	(g)(t)	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	6,176	6,176	6,176
West Corp	(r)(s)	Software & Services	L+350	1.0%	10/10/24	522	478	478
West Corp	(r)(s)	Software & Services	L+400	1.0%	10/10/24	15,811	14,507	14,566
Westbridge Technologies Inc	(r)(s)	Technology Hardware & Equipment	L+850	1.0%	4/28/23	25,441	25,470	25,505
York Risk Services Group Inc	(r)(s)	Insurance	L+375	1.0%	10/1/21	7,619	7,146	7,145
Zeta Interactive Holdings Corp	(g)(h)	Software & Services	L+750	1.0%	7/29/22	62,929	62,929	63,559
Zeta Interactive Holdings Corp	(j)	Software & Services	L+750	1.0%	7/29/22	11,143	11,143	11,254

Total Senior Secured Loans—First Lien							2,769,596	2,726,860
Unfunded Loan Commitments							(87,456)	(87,456)

Net Senior Secured Loans—First Lien							2,682,140	2,639,404

Senior Secured Loans—Second Lien—13.3%
Advantage Sales & Marketing Inc	(r)(s)	Commercial & Professional Services	L+650	1.0%	7/25/22	4,413	3,447	3,496
American Bath Group LLC	(r)(s)	Capital Goods	L+975	1.0%	9/30/24	314	312	312
Ammeraal Beltech Holding BV	(i)	Capital Goods	L+800		7/27/26	44,463	43,592	43,505
Arena Energy LP	(f)(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	25,872	25,872	25,872
Bellatrix Exploration Ltd	(i)	Energy	8.5%		7/26/23	3,744	3,744	3,733
Bellatrix Exploration Ltd	(i)(j)	Energy	8.5%		7/26/23	1,248	1,248	1,244
Bellatrix Exploration Ltd	(i)	Energy	8.5%		7/26/23	9,000	8,151	7,958
Byrider Finance LLC		Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20	5,939	5,939	5,828
CDS US Intermediate Holdings Inc	(f)(i)(r)(s)	Media	L+825	1.0%	7/10/23	18,000	16,110	15,030
Centric Group LLC	(r)(s)	Retailing	L+800	1.0%	2/1/24	2,215	2,176	2,184
Chisholm Oil & Gas Operating LLC		Energy	L+800	1.0%	3/21/24	16,000	16,000	15,811
Crossmark Holdings Inc	(k)(l)(r)	Media	L+750	1.3%	12/21/20	1,500	1,340	60
Fairway Group Holdings Corp	(k)(l)(r)(t)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	3,941	3,436	—
Grocery Outlet Inc	(r)(s)	Food & Staples Retailing	L+725		10/22/26	271	270	269
Gruden Acquisition Inc	(h)(r)	Transportation	L+850	1.0%	8/18/23	10,000	9,703	10,025
Jazz Acquisition Inc	(r)(s)	Capital Goods	L+675	1.0%	6/19/22	4,498	4,317	4,206

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
LBM Borrower LLC	(r)(s)	Capital Goods	L+925	1.0%	8/20/23	$19,910	$19,437	$19,512
One Call Care Management Inc	(g)(h)	Insurance	L+375, 6.0% PIK (6.0% Max PIK)		4/11/24	2,772	2,747	2,655
OPE Inmar Acquisition Inc	(r)(s)	Software & Services	L+800	1.0%	5/1/25	15,000	15,000	14,850
Paradigm Acquisition Corp	(r)(s)	Health Care Equipment & Services	L+750		10/26/26	190	190	190
Peak 10 Holding Corp	(r)(s)	Telecommunication Services	L+725	1.0%	8/1/25	7,902	7,177	7,132
Pure Fishing Inc		Consumer Durables & Apparel	L+838	1.0%	12/31/26	39,804	39,408	39,406
Rise Baking Company	(f)	Food, Beverage & Tobacco	L+800	1.0%	8/9/26	15,292	15,145	15,149
Sequa Corp	(r)(s)	Materials	L+900	1.0%	4/28/22	5,204	4,905	4,944
SIRVA Worldwide Inc	(r)(s)	Commercial & Professional Services	L+950		8/2/26	2,826	2,402	2,501
SMG/PA	(r)(s)	Consumer Services	L+700		1/23/26	942	928	931
Spencer Gifts LLC	(g)(h)(r)	Retailing	L+825	1.0%	6/29/22	37,000	36,963	31,635
TierPoint LLC	(r)(s)	Software & Services	L+725	1.0%	5/5/25	7,000	6,589	6,646
Titan Energy LLC	(g)(k)(l)	Energy	L+1300 PIK (L+1300 Max PIK)	1.0%	2/23/20	44,037	33,111	4,096
UTEX Industries Inc	(r)	Energy	L+725	1.0%	5/20/22	1,273	1,269	1,101
Winebow Group LLC/The	(r)(s)	Food & Staples Retailing	L+750	1.0%	1/2/22	4,912	2,456	2,701
WireCo WorldGroup Inc	(r)(s)	Capital Goods	L+900	1.0%	9/30/24	606	605	608

Total Senior Secured Loans—Second Lien							333,989	293,590
Unfunded Loan Commitments							(1,248)	(1,248)

Net Senior Secured Loans—Second Lien							332,741	292,342

Other Senior Secured Debt—4.3%
Akzo Nobel Specialty Chemicals	(e)(i)(r)	Materials	8.0%		10/1/26	2,288	2,288	2,142
APTIM Corp	(r)	Diversified Financials	7.8%		6/15/25	13,174	13,174	9,963
Avantor Inc	(r)	Pharmaceuticals, Biotechnology & Life Sciences	6.0%		10/1/24	1,361	1,361	1,339
Black Swan Energy Ltd	(i)	Energy	9.0%		1/20/24	1,333	1,333	1,286
Boyne USA Inc	(e)(r)	Consumer Services	7.3%		5/1/25	54	56	56
Diamond Resorts International Inc	(h)(r)	Consumer Services	7.8%		9/1/23	11,965	11,965	11,544
DJO Finance LLC/DJO Finance Corp	(e)(r)	Health Care Equipment & Services	8.1%		6/15/21	4,580	4,611	4,729
Genesys Telecommunications Laboratories Inc	(r)	Technology Hardware & Equipment	10.0%		11/30/24	1,409	1,556	1,482
Global A&T Electronics Ltd	(i)(r)	Semiconductors & Semiconductor Equipment	8.5%		1/12/23	7,120	7,181	6,319
JC Penney Corp Inc	(e)(i)(r)	Retailing	5.7%		6/1/20	143	133	115
JW Aluminum Co	(r)	Materials	10.3%		6/1/26	759	759	757
Lycra	(e)(i)(r)	Consumer Durables & Apparel	7.5%		5/1/25	4,284	4,320	4,032
Numericable-SFR	(e)(i)(r)	Software & Services	8.1%		2/1/27	1,767	1,767	1,674
Pattonair Holdings Ltd	(e)(i)	Capital Goods	9.0%		11/1/22	4,660	4,821	4,708
Ply Gem Holdings Inc	(e)(r)	Capital Goods	8.0%		4/15/26	3,697	3,611	3,401
Sorenson Communications LLC	(r)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	11,820	11,634	11,702

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sunnova Energy Corp		Energy	6.0%, 6.0% PIK (6.0% Max PIK)		7/31/19	$1,685	$1,685	$1,674
Talos Production LLC	(r)	Energy	11.0%		4/3/22	4,500	4,698	4,376
Velvet Energy Ltd	(i)	Energy	9.0%		10/5/23	4,500	4,500	4,536
Vivint Inc	(e)(r)	Commercial & Professional Services	7.6%		9/1/23	8,911	8,142	7,292
Vivint Inc	(e)(h)(r)	Commercial & Professional Services	7.9%		12/1/22	12,886	12,753	12,210

Total Other Senior Secured Debt							102,348	95,337

Subordinated Debt—15.8%
All Systems Holding LLC		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	100	100	100
Ascent Resources Utica Holdings LLC/ARU Finance Corp	(e)(r)	Energy	10.0%		4/1/22	19,500	19,500	19,957
Avantor Inc	(g)(h)(r)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%		10/1/25	52,500	52,502	52,533
Byrider Finance LLC		Automobiles & Components	20.0% PIK (20.0% Max PIK)		3/31/22	292	292	292
Calumet Specialty Products	(e)(i)(r)	Energy	7.8%		4/15/23	10,300	10,252	8,000
Canbriam Energy Inc	(e)(i)(r)	Energy	7.8%		4/15/23	18,550	18,517	16,278
CEC Entertainment Inc	(g)(r)	Consumer Services	8.0%		2/15/22	37,261	36,294	33,535
ClubCorp Club Operations Inc	(e)(r)	Consumer Services	8.5%		9/15/25	12,478	12,036	11,230
Diamond Resorts International Inc	(e)(r)	Consumer Services	10.8%		9/1/24	3,453	3,615	3,117
Eclipse Resources Corp	(e)(i)(r)	Energy	8.9%		7/15/23	9,175	9,049	7,879
Exterran Energy Solutions LP/EES Finance Corp	(i)(r)	Energy	8.1%		5/1/25	4,114	4,114	3,966
Great Lakes Dredge & Dock Corp	(e)(i)(r)	Capital Goods	8.0%		5/15/22	4,896	4,899	4,978
Intelsat Jackson Holdings SA	(e)(i)	Media	5.5%		8/1/23	3,577	3,240	3,145
Ken Garff Automotive LLC	(e)(r)	Retailing	7.5%		8/15/23	4,039	4,048	4,009
Lazard Global Compounders Fund	(i)(j)	Diversified Financials	L+650	4.5%	9/15/25	39,750	39,750	38,907
LifePoint Hospitals Inc	(e)(r)	Health Care Equipment & Services	9.8%		12/1/26	6,248	6,248	5,953
Logan’s Roadhouse Inc	(k)	Consumer Services			11/1/24	1,317	1,304	1,303
PF Chang’s China Bistro Inc	(g)(h)(r)	Consumer Services	10.3%		6/30/20	43,108	42,908	39,363
PriSo Acquisition Corp	(e)(g)(r)	Capital Goods	9.0%		5/15/23	47,859	47,559	48,906
Quorum Health Corp	(e)(r)	Health Care Equipment & Services	11.6%		4/15/23	2,816	2,806	2,684
Sorenson Communications LLC	(g)(r)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	8,983	9,244	9,208
SRS Distribution Inc	(e)(r)	Capital Goods	8.3%		7/1/26	13,222	13,087	12,164
Stars Group Holdings BV	(e)(i)(r)	Consumer Services	7.0%		7/15/26	2,770	2,770	2,692
Sungard Availability Services Capital Inc	(g)(r)	Software & Services	8.8%		4/1/22	16,400	12,880	3,676
Surgery Partners Holdings LLC	(e)(r)	Health Care Equipment & Services	6.8%		7/1/25	2,215	2,113	1,918
Team Health Inc	(e)(r)	Health Care Equipment & Services	6.4%		2/1/25	9,254	8,187	7,553
Vertiv Group Corp	(e)(r)	Technology Hardware & Equipment	9.3%		10/15/24	18,690	18,316	16,634
Vivint Inc	(e)(h)(r)	Commercial & Professional Services	8.8%		12/1/20	4,406	4,135	4,202
York Risk Services Group Inc	(g)(h)(r)	Insurance	8.5%		10/1/22	36,050	34,162	25,235

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Total Subordinated Debt							$423,927	$389,417

Unfunded Loan Commitments							(39,750)	(39,750)

Net Subordinated Debt							384,177	349,667

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Amortized Cost	Fair Value(d)
Asset Based Finance—7.3%
Altus Power America Inc, Preferred Stock	(o)	Energy	9.0%, 5.0% PIK		10/3/23	1,060,975	$1,061	$1,045
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	$986	971	986
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	$6,267	6,175	6,267
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	$1,295	1,276	1,295
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	$1,219	1,201	1,219
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	$65,587	64,612	65,587
Global Jet Capital LLC, Structured Mezzanine	(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	$15,402	15,181	15,402
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	$1,976	1,942	1,976
Global Jet Capital LLC, Structured Mezzanine	(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	$11,270	11,108	11,270
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	$5,622	5,539	5,622
Global Jet Capital LLC, Structured Mezzanine	(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	$1,314	1,295	1,314
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		2/17/26	$16,960	16,709	16,960
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	$10,503	10,348	10,503
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	$15,523	15,294	15,523
NewStar Clarendon 2014-1A Class Subord. B	(i)	Diversified Financials	L+435		1/25/27	$730	698	727
NewStar Clarendon 2014-1A Class D	(i)	Diversified Financials	13.2%		1/25/27	$8,310	5,310	5,928

Total Asset Based Finance							158,720	161,624

Equity/Other—4.3%
5 Arch Income Fund 2, LLC, Common Stock	(i)(m)	Diversified Financials				56,000	1,381	2,800
All Systems Holding LLC, Common Stock		Commercial & Professional Services				60	581	670

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Amortized Cost	Fair Value(d)
Altus Power America Inc, Common Stock	(k)	Energy				$462,008	$462	$81
ASG Technologies, Warrants	(k)	Software & Services			6/27/22	48,325	1,377	1,403
Aspect Software Inc, Common Stock	(k)(t)	Software & Services				108,806	28,097	—
ATX Networks Corp, Common Stock	(i)(k)	Technology Hardware & Equipment				83,488	134	65
Australis Maritime, Private Equity	(i)(k)	Transportation				966	966	966
Byrider Finance LLC, Common Stock	(k)	Automobiles & Components				278	—	—
Chisholm Oil & Gas Operating LLC, Series A Units	(k)(m)	Energy				75,000	75	32
CSafe Global, Common Stock	(k)	Capital Goods				173,900	174	243
Empire Today LLC, Common Stock	(k)	Retailing				206	614	595
Fairway Group Holdings Corp, Common Stock	(k)(t)	Food & Staples Retailing				71,465	2,296	—
Fox Head Inc, Common Stock	(k)	Consumer Durables & Apparel				11,429	11	5
Fox Head Inc, Common Stock	(k)	Consumer Durables & Apparel				1,131,428	1,131	504
Global Jet Capital LLC, Preferred Stock	(k)	Commercial & Professional Services				34,893,581	34,894	4,885
Global Jet Capital LLC, Preferred Stock	(i)(k)	Commercial & Professional Services				7,590,835	7,591	1,063
Harvest Oil & Gas Corp, Common Stock	(k)(r)	Energy				59,445	1,308	1,069
Harvey Industries Inc, Common Stock	(k)	Capital Goods				2,000,000	2,000	4,050
HM Dunn Co Inc, Preferred Stock, Series A	(k)(t)	Capital Goods				1,929	—	—
HM Dunn Co Inc, Preferred Stock, Series B	(k)(t)	Capital Goods				1,929	—	—
Industrial Group Intermediate Holdings LLC, Common Stock	(k)(m)	Materials				220,619	221	132
JHC Acquisition LLC, Common Stock	(k)	Capital Goods				8,068	8,068	10,831
JSS Holdings Ltd, Net Profits Interest	(k)	Capital Goods				—	—	426
JW Aluminum Co, Common Stock	(k)	Materials				41	—	—
JW Aluminum Co, Preferred Stock		Materials	12.5% PIK		11/17/2025	1,087	4,836	9,041
North Haven Cadence Buyer Inc, Common Equity	(k)	Consumer Services				833,333	833	1,271
Power Distribution Inc, Common Stock	(k)	Capital Goods				923,077	923	485
Ridgeback Resources Inc, Common Stock	(i)(k)(q)	Energy				827,156	5,082	4,092
Sequential Brands Group Inc., Common Stock	(k)(r)	Consumer Durables & Apparel				125,391	1,693	100
SSC (Lux) Limited S.a r.l., Common Stock	(i)(k)	Health Care Equipment & Services				113,636	2,273	2,784
Sunnova Energy Corp, Common Stock	(k)	Energy				577,086	2,166	—
Sunnova Energy Corp, Preferred Stock	(k)	Energy				105,341	561	578
Templar Energy LLC, Common Stock	(k)(m)(r)	Energy				129,829	1,103	81
Templar Energy LLC, Preferred Stock	(k)(r)	Energy				86,061	859	258
Titan Energy LLC, Common Stock	(k)(r)	Energy				72,739	2,299	22
Trace3 Inc, Common Stock		Diversified Financials				7,725	77	143
Warren Resources Inc, Common Stock	(k)(t)	Energy				998,936	4,695	2,347
White Star Petroleum LLC	(k)(m)	Energy				1,738,244	1,477	565
Zeta Interactive Holdings Corp, Preferred Stock, Series E - 1	(k)	Software & Services				1,051,348	8,357	11,053
Zeta Interactive Holdings Corp, Preferred Stock, Series F	(k)	Software & Services				956,233	8,357	9,862
Zeta Interactive Holdings Corp, Warrant	(k)	Software & Services			4/20/2027	143,435	—	407

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Amortized Cost	Fair Value(d)
Total Equity/Other							$136,972	$72,909

TOTAL INVESTMENTS—163.6%							$3,797,098	$3,611,283

LIABILITIES IN EXCESS OF OTHER ASSETS—(63.6%)								$(1,404,312)

NET ASSETS—100.0%								$2,206,971

Total Return Swap						Notional Amount		Unrealized Depreciation
Citibank TRS Facility (Note 8)	(i)					$145,371		$(22,062)
A summary of outstanding financial instruments as of December 31, 2018 is as follows:

Interest rate swaps

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Depreciation
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(1,636)	$(1,636)
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.81%	12/18/2021	—	(978)	(978)

					$—	$(2,614)	$(2,614)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2018, the three-month London Interbank Offered Rate, or LIBOR or L, was 2.81% and the U.S. Prime Lending Rate, or Prime, was 5.50%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 8).

(e)

Security or portion thereof held within Burholme Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (as assignee of BNP Paribas Prime Brokerage, Inc.), or BNPP. Securities held within Burholme Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 9).

(f)

Security or portion thereof held within Dunlap Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(g)

Security or portion thereof held within Jefferson Square Funding LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, National Association (see Note 9).

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

(h)

Security or portion thereof held within Germantown Funding LLC and is pledged as collateral supporting the amounts outstanding under the notes issued to Society Hill Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 9).

(i)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2018, 84.3% of the Company’s total assets represented qualifying assets. In addition, as described in Note 9, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 83.7% of the Company’s total assets represented qualifying assets as of December 31, 2018.

(j)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(k)	Security is non-income producing.

(l)	Security was on non-accrual status as of December 31, 2018.

(m)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within IC III Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(o)	Security held within IC III Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(p)

Security or portion thereof held within Burholme Funding LLC has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 9). As of December 31, 2018, the fair value of securities rehypothecated by BNPP was $114,799.

(q)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars at an exchange rate of CAD $1.00 to USD $0.73 as of December 31, 2018.

(r)	Security is classified as Level 1 or 2 in the Company’s fair value hierarchy (see Note 8).

(s)	Position or portion thereof unsettled as of December 31, 2018.

(t)

Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2018, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an “affiliated person” for the year ended December 31, 2018:

Portfolio Company	Fair Value at December 31, 2017	Transfers In or Out	Purchases and Paid-in-Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income	PIK Income	Fee Income
Senior Secured Loans—First Lien
Aspect Software, Inc.	$5,004	$—	$—	$(5,004)	$—	$—	$—	$—	$286	$—	$6
Aspect Software, Inc.	9,156	—	195	(371)	—	—	(1,652)	7,328	1,144	195	293
Aspect Software, Inc.(1)	(1,822)	—	1,822	(1,822)	—	—	1,822	—	22	—	4
Aspect Software, Inc.	—	—	13,195	(157)	—	—	(3,297)	9,741	718	295	2
Aspect Software, Inc.	—	—	280	(283)	1	2	—	—	4	—	—
Fairway Group Acquisition Co.	6,159	—	783	—	—	—	(200)	6,742	786	783	—
Fairway Group Acquisition Co.	903	—	—	—	—	—	(321)	582	—	—	—
Fairway Group Acquisition Co.(2)	—	—	473	—	—	—	7	480	24	17	101

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2017	Transfers In or Out	Purchases and Paid-in-Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income	PIK Income	Fee Income
Fairway Group Acquisition Co.	$—	$—	$2,382	$(116)	$7	$—	$144	$2,417	$124	$87	$—
H.M. Dunn Co., Inc.	—	9,643	—	—	—	(3,857)	(4,733)	1,053	279	—	—
Warren Resources, Inc.	18,372	—	76	(11,824)	—	—	(448)	6,176	891	76	473
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	795	—	—	—	—	—	(795)	—	—	—	—
Equity/Other
Aspect Software Parent, Inc., Common Equity	—	—	—	—	—	(25,711)	25,711	—	—	—	—
Fairway Group Holdings Corp., Common Equity	—	—	—	—	—	—	—	—	—	—	—
HM Dunn Aerosystems, Inc. Preferred Equity, Series A	—	—	—	—	—	—	—	—	—	—	—
HM Dunn Aerosystems, Inc. Preferred Equity, Series B	—	—	—	—	—	—	—	—	—	—	—
Warren Resources, Inc., Common Equity	1,698	—	—	—	—	—	649	2,347	—	—	—

Total	$40,265	$9,643	$19,206	$(19,577)	$8	$(29,566)	$16,887	$36,866	$4,278	$1,453	$879

(1)	Security was an unfunded commitment with an amortized cost of $1,822 and a fair value of $0 as of December 31, 2017.

(2)	Security includes a partially unfunded commitment with an amortized cost of $1,028 and a fair value of $1,028.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation III, or the Company, was incorporated under the general corporation laws of the State of Maryland on June 7, 2013 and formally commenced investment operations on April 2, 2014. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2019, the Company had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of March 31, 2019. All significant intercompany transactions have been eliminated in consolidation. One of the Company’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Company’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, a portion of the Company’s portfolio may be comprised of equity and equity-related securities, corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps.

The Company is externally managed by FS/KKR Advisor, LLC, or the Advisor, pursuant to an investment advisory and administrative services agreement, dated as of April 9, 2018, or the investment advisory and administrative services agreement. On April 9, 2018, GSO/Blackstone Debt Funds Management LLC, or GDFM, resigned as the investment sub-adviser to the Company and terminated the investment sub-advisory agreement, or the investment sub-advisory agreement, between FSIC III Advisor, LLC, or FSIC III Advisor, and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, on April 9, 2018, the Company entered into the investment advisory and administrative services agreement, which replaced an amended and restated investment advisory and administrative services agreement, dated August 6, 2014, or the FSIC III Advisor investment advisory and administrative services agreement, by and between the Company and FSIC III Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation : The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2018 included in the Company’s annual report on Form 10-K for the year ended December 31, 2018. Operating results for the three months ended March 31, 2019 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019. The December 31, 2018 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2018. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification, or ASC, Topic 946, Financial Services—Investment Companies .

Use of Estimates : The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capital Gains Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees previously paid by the Company. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fees as if it were due and payable as of the end of such period. The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

The Company “looks through” its total return swap, or TRS, between its wholly-owned financing subsidiary Center City Funding LLC, or Center City Funding, and Citibank, N.A., or Citibank, in calculating the capital gains incentive fee. Under this methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to the Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to the Advisor with respect to realized gains. See Note 9 for additional information regarding the Company’s TRS.

Subordinated Income Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the investment advisory and administrative services agreement, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.75% per quarter (1.875% under the FSIC III Advisor investment advisory and administrative services agreement), or an annualized hurdle rate of 7.0% (7.5% under the FSIC III Advisor investment advisory and administrative services agreement). For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for distributions paid to stockholders from proceeds of non-liquidating dispositions of the Company’s investments and amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, the Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75% (1.875% under the FSIC III Advisor investment advisory and administrative services agreement). Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually (2.34375%, or 9.375% annually under the FSIC III Advisor investment advisory and administrative services agreement), of the Company’s adjusted capital. Thereafter, the Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Reclassifications : Certain amounts in the unaudited consolidated financial statements as of and for the three months ended March 31, 2018 and the audited consolidated financial statements as of and for the year ended December 31, 2018 may have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements as of and for the three months ended March 31, 2019.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. Distributions received from limited liability company (“LLC”) and limited partnership (“LP”) investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the three months ended March 31, 2019, the Company recognized $6,095 in structuring fee revenue. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Derivative Instruments : The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result, the Company presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gains (losses) on derivative instruments in the condensed consolidated statements of operations. As of March 31, 2019, the Company’s derivative instruments included interest rate swaps.

Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)-Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company is currently evaluating the impact of ASU 2018-13 on its financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019		2018
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	2,822,761	$21,878	2,919,541	$24,279
Share Repurchase Program	(2,899,470)	(22,471)	(2,986,249)	(24,935)

Net Proceeds from Share Transactions	(76,709)	$(593)	(66,708)	$(656)

During the period from April 1, 2019 to May 10, 2019, the Company issued 915,914 shares of common stock pursuant to its distribution reinvestment plan, or DRP, for gross proceeds of $7,098 and at an average price per share of $7.75. For additional information regarding the terms of the DRP, see Note 5.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares of common stock or portions thereof; and

•	the condition of the securities markets.

Historically, the Company limited the number of shares of common stock to be repurchased during any calendar year to the lesser of (i) the number of shares of common stock that the Company could repurchase with the proceeds it received from the issuance of shares of common stock under the DRP and (ii) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 10, 2017, the board of directors of the Company amended the share repurchase program. As amended, the Company limits the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that the Company can repurchase with the proceeds it has received from the sale of shares of common stock under the DRP during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (the Company refers to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that the Company can repurchase with the proceeds it received from the sale of shares of common stock under the DRP during the three-month period ending on the date the applicable repurchase offer expires (the Company refers to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of  (i) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. The actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice.

On October 13, 2017, the Company further amended the terms of its share repurchase program, or the amended share repurchase program, which was first effective for the Company’s quarterly repurchase offer for the fourth quarter of 2017. Prior to amending the share repurchase program, the Company offered to repurchase shares of its common stock on a quarterly basis at a repurchase price equal to the institutional offering price in effect on each date of repurchase. Under the amended share repurchase program, the Company offers to repurchase shares of common stock at a price equal to the price at which shares of its common stock are issued pursuant to the DRP on the distribution date coinciding with the applicable share repurchase date. The price at which shares of common stock are issued under the DRP is determined by the Company’s board of directors or a committee thereof, in its sole discretion, and will be (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment date of the distribution and (ii) not more than 2.5% greater than the net asset value per share as of such date.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table provides information concerning the Company’s repurchases of shares of its common stock pursuant to its share repurchase program during the three months ended March 31, 2019 and 2018:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
December 31, 2017	January 10, 2018	2,986,249	40%	1.03%	$8.35	$24,935
Fiscal 2019
December 31, 2018	January 2, 2019	2,899,470	16%	1.00%	$7.75	$22,471

On April 1, 2019, the Company repurchased 2,822,753 shares of common stock (representing 13% of the shares of common stock tendered for repurchase and 0.97% of the shares outstanding as of such date) at $7.75 per share for aggregate consideration totaling $21,876.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and Dealer Manager

Pursuant to the investment advisory and administrative services agreement, the Advisor is entitled to a base management fee calculated at an annual rate of 1.50% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears. All or any part of the base management fee not taken as to any quarter will be deferred without interest, and may be taken in such other quarter as the Advisor determines. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that the Advisor may be entitled to under the investment advisory and administrative services agreement.

Pursuant to the FSIC III Advisor investment advisory and administrative services agreement, which was in effect until April 9, 2018, FSIC III Advisor was entitled to an annual base management fee equal to 2.0% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. Effective February 3, 2017, FSIC III Advisor contractually had agreed to permanently waive 0.25% of the base management fee to which it was entitled under the FSIC III Advisor investment advisory and administrative services agreement, so that the fee received equaled 1.75% of the average weekly value of the Company’s gross assets. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FSIC III Advisor under the FSIC III Advisor investment advisory and administrative services agreement with respect to each year.

Pursuant to the investment advisory and administrative services agreement, the Advisor oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities and other administrative services. The Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s stockholders and reports filed with the U.S. Securities and Exchange Commission, or the SEC. In addition, the Advisor assists the Company in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

Pursuant to the investment advisory and administrative services agreement, the Company reimburses the Advisor for expenses necessary to perform services related to its administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P., which does business as FS

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Investments, or FS Investments, and KKR Credit Advisors (US), LLC, or KKR Credit, providing administrative services to the Company on behalf of the Advisor. The Company reimburses the Advisor no less than monthly for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of  (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of the Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to the Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The administrative services provisions of the FSIC III Advisor investment advisory and administrative services agreement were substantially similar to the administrative services provisions of the investment advisory and administrative services agreement.

The following table describes the fees and expenses the Company accrued under the FSIC III Advisor investment advisory and administrative services agreement and the investment advisory and administrative services agreement, as applicable, during the three months ended March 31, 2019 and 2018:

			Three Months Ended March 31,
Related Party	Source Agreement	Description	2019	2018
The Advisor and FSIC III Advisor	FS/KKR Advisor Investment Advisory and Administrative Services Agreement and FSIC III Advisor Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$14,870	$16,693
The Advisor and FSIC III Advisor	FS/KKR Advisor Investment Advisory and Administrative Services Agreement and FSIC III Advisor Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$12,108	$1,623
The Advisor and FSIC III Advisor	FS/KKR Advisor Investment Advisory and Administrative Services Agreement and FSIC III Advisor Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$738	$854

(1)

FSIC III Advisor contractually agreed, effective February 3, 2017, to permanently waive 0.25% of its base management fee to which it was entitled under the FSIC III Advisor investment advisory and administrative services agreement, so that the fee received equaled 1.75% of the average value of the Company’s weekly gross assets. As a result, the amount shown for the three months ended March 31, 2018 is net of waivers of $2,385. During the three months ended March 31, 2019 and 2018, $13,300 and $17,015, respectively, in base management fees were paid to the Advisor and/or FSIC III Advisor. As of March 31, 2019, $14,870 in base management fees were payable to the Advisor.

(2)

During the three months ended March 31, 2019 and 2018, $9,525 and $14,487, respectively, of subordinated incentive fees on income were paid to the Advisor and/or FSIC III Advisor. As of March 31, 2019, a subordinated incentive fee on income of $12,108 was payable to the Advisor.

(3)

During the three months ended March 31, 2019 and 2018, $444 and $668, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC III Advisor and the Advisor and the remainder related to other reimbursable expenses, including reimbursement of fees related to transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broken deal costs were $66 for the three months ended March 31, 2019. The Company paid $646 and $465 in administrative services expenses to FSIC III Advisor and the Advisor during the three months ended March 31, 2019 and 2018, respectively.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Potential Conflicts of Interest

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation IV and Corporate Capital Trust II, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For additional information regarding potential conflicts of interest, see the Company’s annual report on Form 10-K for the year ended December 31, 2018.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated June 4, 2013, or the FS Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC III Advisor, including FS Energy and Power Fund, FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation IV and any future BDCs that are advised by FSIC III Advisor or its affiliated investment advisers. However, in connection with the investment advisory relationship with the Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors authorized and directed that the Company (i) withdraw from the FS Order, except with respect to any transaction in which the Company participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company declared and paid on its common stock during the three months ended March 31, 2019 and 2018:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2018
March 31, 2018	$0.17499	$50,490
Fiscal 2019
March 31, 2019	$0.17499	$50,467

The Company intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis. On February 19, 2019 and April 30, 2019, the Company’s board of directors declared regular monthly cash distributions for April 2019 through June 2019 and July 2019 through September 2019, respectively, each in the amount of $0.058331 per share. These distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Company’s board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the DRP so as

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the DRP.

On October 13, 2017, the Company amended and restated its DRP, or the amended DRP, which first applied to the reinvestment of cash distributions paid on or after November 29, 2017. Under the original DRP, cash distributions to participating stockholders were reinvested in additional shares of the Company’s common stock at a purchase price equal to the institutional offering price in effect on the date of issuance. Under the amended DRP, cash distributions to participating stockholders will be reinvested in additional shares of the Company’s common stock at a purchase price determined by the Company’s board of directors or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the net asset value per share of the Company’s common stock as of such date. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the DRP will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s shares of common stock.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all. No portion of the distributions paid during the three months ended March 31, 2019 and 2018 was funded through the reimbursement of operating expenses by FS Investments.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the three months ended March 31, 2019 and 2018:

Three Months Ended March 31,
	2019		2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	50,467	100%	50,490	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—

Total	$50,467	100%	$50,490	100%

(1)

During the three months ended March 31, 2019 and 2018, 93.2% and 91.4%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.8% and 1.0%, respectively, was attributable to non-cash accretion of discount and 5.0% and 7.6%, respectively, was attributable to PIK interest.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Company’s net investment income on a tax basis for the three months ended March 31, 2019 and 2018 was $51,311 and $52,104, respectively. As of March 31, 2019 and December 31, 2018, the Company had $6,920 and $6,076, respectively, of undistributed net investment income and $138,493 and $96,629, respectively, of accumulated capital losses on a tax basis.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the inclusion of a portion of the periodic net settlement payments due on the TRS in tax-basis net investment income and the accretion of discount on the TRS.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
GAAP-basis net investment income	$46,811	$48,056
Reclassification of unamortized original issue discount and prepayment fees	(440)	(1,089)
Tax-basis net investment income portion of total return swap payments	3,411	3,674
Accretion of discount on total return swap	87	362
Other miscellaneous differences	1,442	1,101

Tax-basis net investment income	$51,311	$52,104

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of March 31, 2019 and December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2019 (Unaudited)	December 31, 2018
Distributable ordinary income	$6,920	$6,076
Accumulated capital losses(1)	(138,493)	(96,629)
Other temporary differences	(169)	(172)
Net unrealized appreciation (depreciation) on investments, total return swap and interest rate swaps and gain/loss on foreign currency(2)	(181,428)	(229,111)

Total	$(313,170)	$(319,836)

(1)

Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of March 31, 2019, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $6,733 and $131,760, respectively.

(2)

As of March 31, 2019 and December 31, 2018, the gross unrealized appreciation on the Company’s investments, secured borrowing and TRS and gain on foreign currency was $160,460 and $129,945, respectively, and the gross unrealized depreciation on the Company’s investments, secured borrowing and TRS and loss on foreign currency was $341,888 and $359,056, respectively.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $3,843,438 and $3,815,892 as of March 31, 2019 and December 31, 2018, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was $(171,880) and $(204,609) as of March 31, 2019 and December 31, 2018, respectively.

As of March 31, 2019, the Company had a deferred tax asset of $1,444 comprised of the Company’s wholly-owned taxable subsidiary’s unrealized depreciation on investments, net operating loss carryforward and capital loss carryforward. As of March 31, 2019, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the components of the deferred tax assets, therefore, the deferred tax assets were offset by valuation allowance of $1,444, respectively. For the

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

three months ended March 31, 2019, the Company did not record a provision for taxes related to its wholly-owned taxable subsidiary.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019
	(Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,750,772	$2,702,523	74%	$2,682,140	$2,639,404	73%
Senior Secured Loans—Second Lien	358,353	323,371	9%	332,741	292,342	8%
Other Senior Secured Debt	83,604	80,474	2%	102,348	95,337	3%
Subordinated Debt	344,105	326,594	9%	384,177	349,667	10%
Asset Based Finance	161,410	163,744	4%	158,720	161,624	4%
Equity/Other	111,718	74,852	2%	136,972	72,909	2%

Total	$3,809,962	$3,671,558	100%	$3,797,098	$3,611,283	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 9. The investments underlying the TRS had a notional amount and market value of $123,158 and $120,812, respectively, as of March 31, 2019 and $145,371 and $141,279, respectively, as of December 31, 2018.

	March 31, 2019
	(Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,850,487	$2,800,102	74%	$2,804,068	$2,757,436	74%
Senior Secured Loans—Second Lien	381,796	346,604	9%	356,184	315,589	8%
Other Senior Secured Debt	83,604	80,474	2%	102,348	95,337	3%
Subordinated Debt	344,105	326,594	9%	384,177	349,667	9%
Asset Based Finance	161,410	163,744	4%	158,720	161,624	4%
Equity/Other	111,718	74,852	2%	136,972	72,909	2%

Total	$3,933,120	$3,792,370	100%	$3,942,469	$3,752,562	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of March 31, 2019, the Company held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” As of March 31, 2019, the Company did not “control” any of its portfolio companies. For additional information with respect to such portfolio companies, see footnote (s) to the unaudited consolidated schedule of investments as of March 31, 2019 in this quarterly report on Form 10-Q.

As of December 31, 2018, the Company held investments in four portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” As of December 31, 2018, the Company did not “control” any of its portfolio companies. For additional information with respect to such portfolio companies, see footnote (t) to the consolidated schedule of investments as of December 31, 2018 in this quarterly report on Form 10-Q.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of March 31, 2019, the Company had unfunded debt investments with aggregate unfunded commitments of $110,981 and unfunded equity commitments of $47. As of December 31, 2018, the Company had unfunded debt investments with aggregate unfunded commitments of $128,454 and unfunded equity commitments of $47. The Company maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s unaudited consolidated schedule of investments as of March 31, 2019 and audited consolidated schedule of investments as of December 31, 2018.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2019 and December 31, 2018:

	March 31, 2019 (Unaudited)		December 31, 2018
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$16,862	0%	$16,020	0%
Capital Goods	747,595	20%	732,433	20%
Commercial & Professional Services	351,452	10%	317,113	9%
Consumer Durables & Apparel	150,097	4%	150,949	4%
Consumer Services	156,702	4%	170,264	5%
Diversified Financials	294,377	8%	317,165	9%
Energy	179,531	5%	188,262	5%
Food & Staples Retailing	113,338	3%	13,191	0%
Food, Beverage & Tobacco	81,148	2%	81,786	2%
Health Care Equipment & Services	497,923	14%	418,167	12%
Insurance	40,070	1%	35,035	1%
Materials	121,372	3%	119,891	3%
Media	189,959	5%	201,352	6%
Pharmaceuticals, Biotechnology & Life Sciences	56,897	2%	53,872	1%
Retailing	173,963	5%	149,864	4%
Semiconductors & Semiconductor Equipment	—	—	6,319	0%
Software & Services	325,156	9%	454,517	13%
Technology Hardware & Equipment	61,289	2%	93,380	3%
Telecommunication Services	96,935	3%	73,840	2%
Transportation	16,892	0%	17,863	1%

Total	$3,671,558	100%	$3,611,283	100%

Note 7. Financial Instruments

The following is a summary of the fair value and location of the Company’s derivative instruments in the consolidated balance sheets held as of March 31, 2019 and December 31, 2018:

		Fair Value
Derivative Instrument	Statement Location	March 31, 2019	December 31, 2018
Interest rate swaps	Unrealized appreciation on interest rate swaps	$—	$—
Interest rate swaps	Unrealized depreciation on interest rate swaps	$(8,608)	$(2,614)

Total		$(8,608)	$(2,614)

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

Net realized and unrealized gains and losses on derivative instruments recorded by the Company for the three months ended March 31, 2019 and 2018 are in the following locations in the consolidated statements of operations:

		Net Realized Gains (Losses)
		Three Months Ended March 31,
Derivative Instrument	Statement Location	2019	2018
Interest rate swaps	Net realized gains (losses) on interest rate swaps	$—	$—

Total		$—	$—

		Net Unrealized Gains (Losses)
		Three Months Ended March 31,
Derivative Instrument	Statement Location	2019	2018
Interest rate swaps	Net change in unrealized appreciation (depreciation) on interest rate swaps	$(5,994)	$—

Total		$(5,994)	$—

Offsetting of Derivative Instruments

The Company has derivative instruments that are subject to master netting agreements. These agreements include provisions to offset positions with the same counterparty in the event of default by one of the parties. The Company’s unrealized appreciation and depreciation on derivative instruments are reported as gross assets and liabilities, respectively, in the condensed consolidated statements of assets and liabilities. The following tables present the Company’s assets and liabilities related to derivatives by counterparty, net of amounts available for offset under a master netting arrangement and net of any collateral received or pledged by the Company for such assets and liabilities as of March 31, 2019 and December 31, 2018:

	As of March 31, 2019
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JP Morgan Chase Bank	$—	$—	$—	$—	$—
ING Capital Markets	—	—	—	—	—

Total	$—	$—	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JP Morgan Chase Bank	$4,775	$—	$—	$4,775	$—
ING Capital Markets	3,833	—	—	3,833	—

Total	$8,608	$—	$—	$8,608	$—

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

	As of December 31, 2018
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JP Morgan Chase Bank	$—	$—	$—	$—	$—

	$—	$—	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JP Morgan Chase Bank	$2,614	$—	$—	$—	$2,614

	$2,614	$—	$—	$—	$2,614

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Company.

(3)	Net amount of derivative liabilities represents the net amount due from the Company to the counterparty.

Interest Rate Swaps

Interest rate swap contracts are privately negotiated agreements between the Company and a counterparty. Pursuant to interest rate swap agreements, the Company makes fixed-rate payments to a counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Company is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates. The Company attempts to limit counterparty risk by dealing only with well-known counterparties.

The interest rate swaps open at the end of the period are generally indicative of the volume of activity during the period.

As of March 31, 2019 and December 31, 2018, the Company’s open interest rate swaps were as follows:

As of March 31, 2019
Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(3,044)	$(3,044)
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.81%	12/18/2021	—	(1,731)	(1,731)
ING Capital Markets	$150,000	3-Month LIBOR	2.59%	1/14/2024	—	(1,353)	(1,353)
ING Capital Markets	$150,000	3-Month LIBOR	2.62%	1/14/2022	—	(2,480)	(2,480)

					$—	$(8,608)	$(8,608)

As of December 31, 2018
Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(1,636)	$(1,636)
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.81%	12/18/2021	—	(978)	(978)

					$—	$(2,614)	$(2,614)

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of March 31, 2019 and December 31, 2018, the Company’s investments and total return swap were categorized as follows in the fair value hierarchy:

Valuation Inputs	March 31, 2019 (Unaudited)		December 31, 2018
	Investments	Total Return Swap	Investments	Total Return Swap
Level 1—Price quotations in active markets	$1,164	$—	$1,191	$—
Level 2—Significant other observable inputs	881,410	—	1,013,082	—
Level 3—Significant unobservable inputs	2,788,984	(910)	2,597,010	(22,062)

Total	$3,671,558	$(910)	$3,611,283	$(22,062)

As of March 31, 2019 and December 31, 2018, the Company’s interest rate swaps were categorized as follows in the fair value hierarchy:

Valuation Inputs	March 31, 2019 (Unaudited)		December 31, 2018
	Asset	Liability	Asset	Liability
Level 1—Price quotations in active markets	$—	$—	$—	$—
Level 2—Significant other observable inputs	—	(8,608)	—	(2,614)
Level 3—Significant unobservable inputs	—	—	—	—

Total	$—	$(8,608)	$—	$(2,614)

The Company’s investments consist primarily of debt investments that were acquired directly from the issuer. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated repayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Such investments described above are typically classified as Level 3 within the fair value hierarchy. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, the Company typically values its other investments and interest rate swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services and are typically classified as Level 2 within the fair value hierarchy.

The Company values the TRS in accordance with the agreements between Center City Funding and Citibank, that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee and the board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the Company’s valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 9 for additional information regarding the TRS.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers and independent valuation firms as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. The valuation committee and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the three months ended March 31, 2019 and 2018 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Three Months Ended March 31, 2019
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$2,191,650	$164,009	$7,496	$852	$161,624	$71,379	$2,597,010
Accretion of discount (amortization of premium)	239	76	—	—	—	8	323
Net realized gain (loss)	(4,694)	—	—	—	24	(28,922)	(33,592)
Net change in unrealized appreciation (depreciation)	(1,327)	205	104	1,175	(570)	27,276	26,863
Purchases	283,282	54,890	—	27,722	47	4,327	370,268
Paid-in-kind interest	601	303	25	29	3,464	350	4,772
Sales and repayments	(174,797)	—	—	—	(845)	(1,018)	(176,660)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,294,954	$219,483	$7,625	$29,778	$163,744	$73,400	$2,788,984

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(7,210)	$205	$104	$331	$(272)	$568	$(6,274)

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

	For the Three Months Ended March 31, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$2,222,444	$261,239	$60,478	$552,320	$143,418	$95,962	$3,335,861
Accretion of discount (amortization of premium)	355	217	13	548	—	—	1,133
Net realized gain (loss)	(3,317)	(3,199)	(1,064)	(14,396)	—	—	(21,976)
Net change in unrealized appreciation (depreciation)	(8,067)	(9,232)	(809)	(7,761)	(1,117)	(605)	(27,591)
Purchases	137,699	9,849	11,525	6,623	—	12,154	177,850
Paid-in-kind interest	635	420	96	—	4,972	265	6,388
Sales and repayments	(119,274)	(7,005)	(11,933)	(18,744)	(162)	(19)	(157,137)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,230,475	$252,289	$58,306	$518,590	$147,111	$107,757	$3,314,528

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(9,076)	$(11,278)	$(1,353)	$(17,925)	$(1,119)	$164	$(40,587)

The following is a reconciliation for the three months ended March 31, 2019 and 2018 of the total return swap for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Three Months Ended March 31,
	2019	2018
Fair value at beginning of period	$(22,062)	$(3,756)
Amortization of premium (accretion of discount)	—	—
Net realized gain (loss)	(15,004)	5,285
Net change in unrealized appreciation (depreciation)	21,152	2,196
Proceeds	—	—
Sales and repayments	15,004	(5,285)
Net transfers in or out of Level 3	—	—

Fair value at end of period	$(910)	$(1,560)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to a secured borrowing and the total return swap still held at the reporting date	$21,152	$2,196

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of March 31, 2019 and December 31, 2018 were as follows:

Type of Investment	Fair Value at March 31, 2019 (Unaudited)(1)	Valuation Techniques(2)	Primary Unobservable Inputs	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input(4)
Senior Debt	$2,249,914	Discounted Cash Flow	Discount Rate	8.06% - 16.73% (9.87%)	Decrease
	183,250	Waterfall	EBITDA Multiple	0.13x - 8.25x (1.62x)	Increase
	85,577	Cost
	3,321	Other(5)
Subordinated Debt	29,678	Discounted Cash Flow	Discount Rate	11.58% - 19.75% (11.74%)	Decrease
	100	Waterfall	EBITDA Multiple	10.64x - 10.64x (10.64x)	Increase
Asset Based Finance	158,207	Waterfall	EBITDA Multiple	1.03x - 12.00x (1.10x)	Increase
	5,537	Indicative Dealer Quotes		99.71% - 99.71% (99.71%)	Increase
Equity/Other	41,756	Waterfall	EBITDA Multiple	1.00x - 14.50x (6.23x)	Increase
	424	Option Pricing Model	Equity Illiquidity Discount	15.00% - 15.00% (15.00%)	Decrease
	3,957	Cost
	27,263	Other(5)

Total	$2,788,984

Total Return Swap	$(910)	Indicative Dealer Quotes		88.42% - 99.50% (96.87%)	Increase

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(2)

For the assets and investments that have more than one valuation technique, the Company may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0 – 100%. Indicative broker quotes obtained for valuation purposes are reviewed by the Company relative to other valuation techniques.

(3)	Weighted average amounts are based on the estimated fair values.

(4)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

(5)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2018	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,957,628	Market Comparables	Market Yield (%)	6.9% - 16.8%	10.8%
			EBITDA Multiples (x)	5.3x - 9.5x	6.9x
			Revenue Multiples (x)	0.1x - 0.1x	0.1x
	150,621	Other (2)	Other (2)	N/A	N/A
	83,401	Cost	Cost	99.0% - 100.0%	99.5%
Senior Secured Loans—Second Lien	120,507	Market Comparables	Market Yield (%)	8.9% - 15.0%	12.0%
	4,096	Other(2)	Other(2)	N/A	N/A
	39,406	Cost	Cost	98.5% - 98.5%	98.5%
Other Senior Secured Debt	7,496	Market Comparables	Market Yield (%)	8.2% - 13.6%	10.3%
Subordinated Debt	852	Market Comparables	Market Yield (%)	12.0% - 20.0%	15.1%
			EBITDA Multiples (x)	9.6x - 10.1x	9.9x
Asset Based Finance	154,969	Market Comparables	Market Yield (%)	17.7% - 19.0%	18.4%
			Net Aircraft Book Value Multiple (x)	1.0x - 1.0x	1.0x
	6,655	Market Quotes	Indicative Dealer Quotes	71.3% - 99.6%	61.9%
Equity/Other	42,939	Market Comparables	Capacity Multiple ($/kW)	$1,875.0 - $2,125.0	$2,000.0
			EBITDA Multiples (x)	4.0x - 14.3x	7.4x
			Net Aircraft Book Value Multiple (x)	1.0x - 1.0x	1.0x
			Production Multiples (Mboe/d)	$31,250.0 - $38,750.0	$35,795.1
			Proved Reserves Multiples (Mmboe)	$7.0 - $13.8	$12.3
			PV-10 Multiples (x)	0.8x - 1.3x	0.9x
	426	Option Valuation Model	Volatility (%)	30.0% - 30.0%	30.0%
	27,048	Other(2)	Other(2)	N/A	N/A
	966	Cost	Cost	100.0% - 100.0%	100.0%

Total	$2,597,010

Total Return Swap	$(22,062)	Market Quotes	Indicative Dealer Quotes	89.1% - 100.0%	95.9%

(1)

Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services, with the exception of investments in the TRS, which was valued by using the bid price from dealers on the date of the relevant period end. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

Note 9. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of March 31, 2019 and December 31, 2018. For additional information regarding these financing arrangements, see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2018. Any significant changes to the Company’s financing arrangements during the three months ended March 31, 2019 are discussed below.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

	As of March 31, 2019 (Unaudited)
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage Facility	L+1.25%	$52,500		$197,500	June 15, 2019(2)
Deutsche Bank Credit Facility(1)	Revolving Credit Facility	L+2.00%	300,000		200,000	February 26, 2024
JPM Credit Facility(1)	Revolving Credit Facility	L+2.50%	400,000		—	July 15, 2022
Goldman Facility(1)	Repurchase Agreement	L+2.50%	300,000		—	July 15, 2019
Senior Secured Revolving Credit Facility(1)	Revolving Credit Facility	L+ 2.00% - 2.25%(3)	494,230	(4)	155,770	August 9, 2023

Total			$1,546,730		$553,270

Citibank Total Return Swap	Total Return Swap	L+1.55%	$123,158		$26,842	N/A(5)

	As of December 31, 2018
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage Facility	L+1.25%	$—		$250,000	June 15, 2019(2)
Deutsche Bank Credit Facility(1)	Revolving Credit Facility	L+2.25%	269,000		81,000	September 22, 2019
JPM Credit Facility(1)	Revolving Credit Facility	L+2.50%	340,000		60,000	July 15, 2022
Goldman Facility(1)	Repurchase Agreement	L+2.50%	300,000		—	July 15, 2019
Senior Secured Revolving Credit Facility(1)	Revolving Credit Facility	L+2.00% - 2.25%(3)	290,594	(6)	359,406	August 9, 2023

Total			$1,199,594		$750,406

Citibank Total Return Swap	Total Return Swap	L+1.55%	$145,371		$4,629	N/A(5)

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)	This facility generally is terminable upon 270 days’ notice by either party. On September 18, 2018, Burholme Funding LLC gave notice of its intent to terminate the facility on June 15, 2019.

(3)	The spread over LIBOR is determined by reference to the ratio of the value of the borrowing base to the aggregate amount of certain outstanding indebtedness of the Company.

(4)

Amount includes borrowings in U.S. dollars, Canadian dollars and Euros. Canadian dollar balance outstanding of CAD $37,100 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.75 as of March 31, 2019 and Euro balance outstanding of €1,300 has been converted to U.S. dollars at an exchange rate of EUR €1.00 to $1.12 as of March 31, 2019 to reflect total amount outstanding in U.S. dollars.

(5)

The TRS may be terminated by Center City Funding at any time, subject to payment of an early termination fee if prior to June 30, 2019, or by Citibank on or after June 30, 2019, in each case, in whole or in part, upon prior written notice to the other party.

(6)

Amount includes borrowings in U.S. dollars, Canadian dollars and Euros. Canadian dollar balance outstanding of CAD $5,600 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.73 as of December 31, 2018 and Euro balance outstanding of €1,300 has been converted to U.S. dollars at an exchange rate of EUR €1.00 to $1.15 as of December 31, 2018 to reflect total amount outstanding in U.S. dollars.

For the three months ended March 31, 2019 and 2018, the components of total interest expense for the Company’s financing arrangements were as follows:

	Three Months Ended March 31,
	2019			2018
Arrangement(1)	Interest Expense(2)	Amortization of Deferred Financing Costs	Total Interest Expense	Interest Expense(2)	Amortization of Deferred Financing Costs	Total Interest Expense
BNP Facility	$869	$—	$869	$1,593	$—	$1,593
Deutsche Bank Credit Facility	4,104	134	4,238	3,682	230	3,912
JPM Credit Facility	5,170	146	5,316	4,354	36	4,390
Goldman Facility	3,924	98	4,022	3,121	98	3,219
Capital One Credit Facility	—	—	—	1,510	68	1,578
Senior Secured Revolving Credit Facility	6,887	233	7,120	—	—	—

Total	$20,954	$611	$21,565	$14,260	$432	$14,692

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

(1)

Borrowings of each of the Company’s wholly-owned financing subsidiaries are considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

(2)	Interest expense may include the effect of non-usage fees, administration fees and/or make-whole fees.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the three months ended March 31, 2019 were $1,620,003 and 5.17%, respectively. As of March 31, 2019, the Company’s weighted average effective interest rate on borrowings was 5.14%.

Under its financing arrangements, the Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar financing arrangements. The Company was in compliance with all covenants required by its financing arrangements as of March 31, 2019 and December 31, 2018.

Deutsche Bank Credit Facility

On February 19, 2019, Dunlap Funding LLC, the Company’s wholly-owned special purpose financing subsidiary, entered into an Omnibus Amendment to the revolving credit facility, or the Deutsche Bank Credit Facility, originally entered into on December 2, 2014 with deutsche bank AG, New York Branch, to, among other things, increase the committed facility amount to $500,000, extend the end of the revolving period to February 26, 2022, extend the maturity date to February 26, 2024, decrease the interest rate to, during the revolving period, 2.00% per annum, and after the revolving period, 2.10% per annum, in each case, plus three-month LIBOR (or the relevant reference rate for any foreign currency borrowings), and decrease the non-usage fee to 0.25%.

Citibank Total Return Swap

Counterparty	Description	Termination Date	Value as of March 31, 2019
Citibank	A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate.	Citibank may terminate the TRS on or after June 30, 2019, unless certain specified events permit Citibank to terminate the TRS on an earlier date. Center City Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank.	$(910)

As of March 31, 2019 and December 31, 2018, the fair value of the TRS was $(910) and $(22,062), respectively, which is reflected in the Company’s consolidated balance sheets as unrealized appreciation (depreciation) on total return swap. As of March 31, 2019 and December 31, 2018, the receivable due on the TRS was $0 and $1,071, respectively, which is reflected in the Company’s consolidated balance sheets as receivable due on total return swap. As of March 31, 2019 and December 31, 2018, the payable due on the TRS was $15,250 and $0, respectively, which is reflected in the Company’s consolidated balance sheets as payable due on total return swap. As of March 31, 2019 and December 31, 2018, the Company posted $46,915 and $128,764, respectively, in cash collateral held by Citibank (of which only $45,181 and $119,616, respectively, was required to be posted). The cash collateral held by Citibank is reflected in the Company’s consolidated balance sheets as due from counterparty. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation (depreciation) outstanding on the consolidated balance sheets as of March 31, 2019 and December 31, 2018.

For the three months ended March 31, 2019 and 2018, transactions in the TRS resulted in net realized gain (loss) on total return swap of $(15,004) and $5,285, respectively, and unrealized appreciation (depreciation) on total return swap of $21,152 and $2,196, respectively, which are reflected in the Company’s consolidated statements of operations.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

The following is a summary of the underlying loans subject to the TRS as of March 31, 2019:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
American Bath Group LLC(4)	Capital Goods	L+975	1.0%	9/30/24	$2,471	$2,673	$202
ATX Networks Corp(3)(4)	Technology Hardware & Equipment	L+600, 1.00% PIK (1.00% Max PIK)	1.0%	6/11/21	6,487	6,374	(113)
Brand Energy & Infrastructure Services Inc(4)	Capital Goods	L+425	1.0%	6/21/24	4,459	4,223	(236)
Caprock Midstream LLC(4)	Energy	L+475		11/3/25	3,705	3,544	(161)
Centric Group LLC(4)	Retailing	L+800	1.0%	2/1/24	1,800	1,742	(58)
CSM Bakery Products(4)	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	4,037	3,978	(59)
Diamond Resorts International Inc(4)	Consumer Services	L+375	1.0%	9/2/23	11,164	10,559	(605)
Eagleclaw Midstream Ventures LLC(4)	Energy	L+425	1.0%	6/24/24	4,772	4,628	(144)
Foresight Energy LLC(3)(4)	Materials	L+575	1.0%	3/28/22	7,500	7,353	(147)
Grocery Outlet Inc(4)	Food & Staples Retailing	L+725		10/22/26	2,298	2,298	—
Ivanti Software Inc(4)	Software & Services	L+425	1.0%	1/20/24	6,598	6,556	(42)
Jo-Ann Stores Inc(4)	Retailing	L+500	1.0%	10/20/23	2,733	2,697	(36)
LBM Borrower LLC(4)	Capital Goods	L+925	1.0%	8/20/23	10,000	9,749	(251)
NaviHealth Inc.(4)	Health Care Equipment & Services	L+500		8/1/25	8,466	8,717	251
Navistar Inc(3)(4)	Automobiles & Components	L+350		11/6/24	8,599	8,589	(10)
P2 Energy Solutions, Inc.(4)	Software & Services	L+400	1.0%	10/30/20	2,008	2,133	125
PAE Holding Corp	Capital Goods	L+550	1.0%	10/20/22	83	82	(1)
Paradigm Acquisition Corp(4)	Health Care Equipment & Services	L+750		10/26/26	1,618	1,606	(12)
Sequa Corp(4)	Materials	L+500	1.0%	11/28/21	9,132	9,029	(103)
SI Group Inc(4)	Materials	L+475		10/15/25	1,319	1,361	42
SIRVA Worldwide Inc(4)	Commercial & Professional Services	L+550		8/2/25	2,758	2,723	(35)
Team Health Inc	Health Care Equipment & Services	L+275	1.0%	2/6/24	75	73	(2)
Vivint Inc(4)	Commercial & Professional Services	L+500		4/1/24	7,358	7,149	(209)
West Corp(4)	Software & Services	L+350	1.0%	10/10/24	4,437	4,104	(333)
West Corp(4)	Software & Services	L+400	1.0%	10/10/24	4,025	3,707	(318)
WireCo WorldGroup Inc(4)	Capital Goods	L+900	1.0%	9/30/24	5,256	5,165	(91)

Total					$123,158	$120,812	(2,346)

Total TRS Accrued Income and Liabilities:							1,436

Total TRS Fair Value:							$(910)

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)	The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2019, three-month LIBOR was 2.60%.

(3)

The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is also held directly by the Company or one of its wholly-owned subsidiaries.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2018:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Aleris International Inc(4)	Materials	L+475		2/27/23	$2,333	$2,332	$(1)
American Bath Group LLC(4)	Capital Goods	L+975	1.0%	9/30/24	2,471	2,659	188
ATX Networks Corp(3)(4)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	6,478	6,358	(120)
Brand Energy & Infrastructure Services Inc(4)	Capital Goods	L+425	1.0%	6/21/24	4,471	4,199	(272)
Caprock Midstream LLC(4)	Energy	L+475		11/3/25	3,706	3,470	(236)
Centric Group LLC(4)	Retailing	L+800	1.0%	2/1/24	1,800	1,758	(42)
CSM Bakery Products(4)	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	4,037	3,840	(197)
Diamond Resorts International Inc(4)	Consumer Services	L+375	1.0%	9/2/23	10,751	10,235	(516)
Eagleclaw Midstream Ventures LLC(4)	Energy	L+425	1.0%	6/24/24	4,784	4,605	(179)
Foresight Energy LLC(3)(4)	Materials	L+575	1.0%	3/28/22	7,484	7,351	(133)
Grocery Outlet Inc(4)	Food & Staples Retailing	L+725		10/22/26	2,298	2,281	(17)
Intelsat Jackson Holdings SA(3)(4)	Media	L+375	1.0%	11/27/23	6,501	6,272	(229)
Ivanti Software Inc(4)	Software & Services	L+425	1.0%	1/20/24	6,614	6,439	(175)
Jo-Ann Stores Inc(4)	Retailing	L+500	1.0%	10/20/23	2,794	2,636	(158)
Koosharem LLC(4)	Commercial & Professional Services	L+450	1.0%	4/18/25	1,049	1,012	(37)
LBM Borrower LLC(4)	Capital Goods	L+925	1.0%	8/20/23	10,000	9,749	(251)
NaviHealth Inc.(4)	Health Care Equipment & Services	L+500		8/1/25	8,487	8,479	(8)
Navistar Inc(3)(4)	Automobiles & Components	L+350		11/6/24	8,621	8,340	(281)
P2 Energy Solutions, Inc.(4)	Energy	L+400	1.3%	10/30/20	2,014	2,084	70
PAE Holding Corp	Capital Goods	L+550	1.0%	10/20/22	11	10	(1)
Paradigm Acquisition Corp(4)	Health Care Equipment & Services	L+750		10/26/26	1,618	1,622	4
PF Chang’s China Bistro Inc(4)	Consumer Services	L+500	1.0%	9/1/22	2,985	2,978	(7)
Sequa Corp(4)	Materials	L+500	1.0%	11/28/21	9,155	8,820	(335)
SI Group Inc(4)	Materials	L+475		10/15/25	1,322	1,320	(2)
SIRVA Worldwide Inc(4)	Commercial & Professional Services	L+550		8/2/25	2,775	2,754	(21)
Strike LLC(4)	Energy	L+800	1.0%	11/30/22	2,481	2,551	70
Team Health Inc	Health Care Equipment & Services	L+275	1.0%	2/6/24	75	74	(1)
Vivint Inc(4)	Commercial & Professional Services	L+500		4/1/24	7,377	7,159	(218)
West Corp(4)	Software & Services	L+400	1.0%	10/10/24	4,035	3,652	(383)
West Corp(4)	Software & Services	L+350	1.0%	10/10/24	4,448	4,062	(386)
Westbridge Technologies Inc(4)	Technology Hardware & Equipment	L+850	1.0%	4/28/23	7,140	7,000	(140)
WireCo WorldGroup Inc(4)	Capital Goods	L+900	1.0%	9/30/24	5,256	5,178	(78)

Total					$145,371	$141,279	(4,092)

Total TRS Accrued Income and Liabilities:							(17,970)

Total TRS Fair Value:							$(22,062)

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)	The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2018, three-month LIBOR was 2.81%.

(3)

The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is also held directly by the Company or one of its wholly-owned subsidiaries.

Note 10. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Commitments and Contingencies (continued)

proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

Unfunded commitments to provide funds to portfolio companies are not recorded in the Company’s condensed consolidated statements of assets and liabilities. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company has sufficient liquidity to fund these commitments. As of March 31, 2019, the Company’s unfunded commitments consisted of the following:

Category/Company(1)	Commitment Amount
Senior Secured Loans—First Lien
5 Arch Income Fund 2, LLC	$3,958
Altus Power America Inc	140
Apex Group Limited	1,905
Apex Group Limited	4,938
Aspect Software Inc	2,422
Conservice LLC	5,031
CSafe Global	1,652
Eagle Family Foods Inc	3,474
Fairway Group Holdings Corp	1,024
JHC Acquisition LLC	21,787
Kodiak BP LLC	10,871
Lazard Global Compounders Fund	19,118
Lipari Foods LLC	21,437
North Haven Cadence Buyer Inc	750
North Haven Cadence Buyer Inc	83
Zeta Interactive Holdings Corp	11,143
Senior Secured Loans—Second Lien
Bellatrix Exploration Ltd	1,248

Total unfunded loans	$110,981

Unfunded equity commitments	$47

(1)	May be commitments to one or more entities affiliated with the named company.

As of March 31, 2019, the Company’s unfunded debt commitments have a fair value representing unrealized appreciation (depreciation) of $(1,527). The Company funds its equity investments as it receives funding notices from the portfolio companies. As of March 31, 2019, the Company’s unfunded equity commitments have a fair value of zero.

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights of the Company for the three months ended March 31, 2019 and the year ended December 31, 2018:

	Three Months Ended March 31, 2019 (Unaudited)	Year Ended December 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$7.60	$8.22
Results of operations(2)
Net investment income	0.16	0.63
Net realized gain (loss) and unrealized appreciation (depreciation)	0.03	(0.55)

Net increase (decrease) in net assets resulting from operations	0.19	0.08

Stockholder distributions(3)
Distributions from net investment income	(0.17)	(0.70)

Net decrease in net assets resulting from stockholder distributions	(0.17)	(0.70)

Capital share transactions
Issuance of common stock(4)	—	—
Repurchases of common stock(5)	—	—
Net increase in net assets resulting from capital share transactions	—	—

Net asset value, end of period	$7.62	$7.60

Shares outstanding, end of period	290,276,971	290,353,680

Total return(6)	2.54%	0.71%

Total return (without assuming reinvestment of distributions)(6)	2.50%	0.97%

Ratio/Supplemental Data:
Net assets, end of period	$2,212,657	$2,206,971
Ratio of net investment income to average net assets(7)	8.48%	7.84%
Ratio of operating expenses to average net assets(7)	9.23%	7.38%
Ratio of net operating expenses to average net assets(7)	9.23%	7.27%
Portfolio turnover(8)	9.69%	38.40%
Total amount of senior securities outstanding, exclusive of treasury securities	$1,624,707	$1,225,349
Asset coverage per unit(9)	2.36	2.80

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the DRP. The issuance of common stock at a price, net of selling commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during each period.

(6)

The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounter competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations

FS Investment Corporation III

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)

Weighted average net assets during the applicable period are used for this calculation. Ratios for the three months ended March 31, 2019 are annualized. Annualized ratios for the three months ended March 31, 2019 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2019. The following is a schedule of supplemental ratios for the three months ended March 31, 2019 and the year ended December 31, 2018:

	Three Months Ended March 31, 2019 (Unaudited)	Year Ended December 31, 2018
Ratio of subordinated income incentive fees to average net assets	2.19%	1.52%
Ratio of interest expense to average net assets	3.91%	2.84%

(8)	Portfolio turnover for the three months ended March 31, 2019 is not annualized.

(9)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2018, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting as of December 31, 2018 has been audited by our independent registered public accounting firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

FS Investment Corporation III

Philadelphia, Pennsylvania

Opinion on the Internal Control Over Financial Reporting

We have audited FS Investment Corporation III’s (the Company) internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation III as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018 and our report dated March 19, 2019 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

Blue Bell, Pennsylvania

March 19, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

FS Investment Corporation III

Philadelphia, Pennsylvania

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation III (the Company) as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of FS Investment Corporation III as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), FS Investment Corporation III’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 19, 2019 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 and 2017 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more FS Investments investment companies since 2007.

Blue Bell, Pennsylvania

March 19, 2019

FS Investment Corporation III

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31,
	2018	2017
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$3,710,247 and $3,326,008, respectively)	$3,574,417	$3,301,261
Non-controlled/affiliated investments (amortized cost—$86,851 and $107,137, respectively)	36,866	40,265

Total investments, at fair value (amortized cost—$3,797,098 and $3,433,145, respectively)	3,611,283	3,341,526
Cash	65,501	359,975
Foreign currency, at fair value (cost—$1,830 and $8,178, respectively)	1,847	8,369
Due from counterparty	128,764	98,005
Receivable for investments sold and repaid	1,028	675
Interest receivable	30,126	35,499
Deferred financing costs	4,524	1,874
Receivable due on total return swap(1)	1,071	1,107
Receivable on interest rate swaps	259	—
Prepaid expenses and other assets	39	250

Total assets	$3,844,442	$3,847,280

Liabilities
Unrealized depreciation on total return swap(1)	$22,062	$3,756
Unrealized depreciation on interest rate swaps	2,614	—
Payable for investments purchased	367,728	22,175
Repurchase agreement payable (net of deferred financing costs of $214 and $611, respectively)(1)	299,786	299,389
Credit facilities payable (net of deferred financing costs of $2,092 and $196, respectively)(1)	897,502	1,087,504
Stockholder distributions payable	9,401	—
Management fees payable	13,300	17,015
Subordinated income incentive fees payable(2)	9,525	14,487
Administrative services expense payable	425	277
Interest payable(1)	13,008	10,870
Interest rate swap income payable	261	—
Directors’ fees payable	215	253
Other accrued expenses and liabilities	1,644	2,830

Total liabilities	1,637,471	1,458,556

Commitments and contingencies(3)
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 550,000,000 shares authorized, 290,353,680 and 290,566,041 shares issued and outstanding, respectively	290	291
Capital in excess of par value	$2,526,632	$2,529,098
Accumulated earnings (deficit)(4)	(319,951)	(140,665)

Total stockholders’ equity	2,206,971	2,388,724

Total liabilities and stockholders’ equity	$3,844,442	$3,847,280

Net asset value per share of common stock at year end	$7.60	$8.22

(1)	See Note 9 for a discussion of the Company’s financing arrangements.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 10 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2018	2017	2016
Investment income
From non-controlled/unaffiliated investments:
Interest income	$296,649	$307,774	$278,249
Paid-in-kind interest income	27,485	23,849	17,562
Fee income	19,086	31,924	30,888
Dividend income	430	74	—
From non-controlled/affiliated investments:
Interest income	4,278	3,602	1,468
Paid-in-kind interest income	1,453	1,263	461
Fee income	879	204	393

Total investment income	350,260	368,690	329,021

Operating expenses
Management fees(1)	60,548	76,616	67,573
Subordinated income incentive fees(2)	35,156	40,765	39,754
Administrative services expenses	3,026	2,567	2,922
Stock transfer agent fees	1,625	1,570	1,613
Accounting and administrative fees	1,102	1,127	1,019
Interest expense(3)	65,757	52,707	39,584
Directors’ fees	1,095	1,062	1,010
Offering costs	—	3,454	1,273
Other general and administrative expenses	2,815	3,491	4,578

Operating expenses	171,124	183,359	159,326
Management fees waiver(1)	(2,594)	(8,754)	—

Net expenses	168,530	174,605	159,326

Net investment income	181,730	194,085	169,695

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(27,063)	(14,960)	(50,870)
Non-controlled/affiliated investments	(29,566)	811	3,721
Net realized gain (loss) on secured borrowing	—	(100)	—
Net realized gain (loss) on total return swap(3)	12,952	24,011	15,785
Net realized gain (loss) on foreign currency	(268)	1,169	—
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(111,083)	(13,573)	178,721
Non-controlled/affiliated investments	16,887	(72,215)	5,343
Net change in unrealized appreciation (depreciation) on total return swap(3)	(18,306)	(15,159)	37,330
Net change in unrealized appreciation (depreciation) on interest rate swaps	(2,614)	—	—
Net change in unrealized appreciation (depreciation) on secured borrowing(3)	—	239	(239)
Net change in unrealized gain (loss) on foreign currency	$(17)	$191	$—

Total net realized gain (loss) and unrealized appreciation (depreciation)	(159,078)	(89,586)	189,791

Net increase (decrease) in net assets resulting from operations	$22,652	$104,499	$359,486

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.08	$0.37	$1.37

Weighted average shares outstanding	289,019,897	281,524,090	261,901,989

(1)	See Note 4 for a discussion of the waiver by FSIC III Advisor, LLC, the Company’s former investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s financing arrangements.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2018	2017	2016
Operations
Net investment income	$181,730	$194,085	$169,695
Net realized gain (loss) on investments, secured borrowing, total return swap and foreign currency(1)	(43,945)	10,931	(31,364)
Net change in unrealized appreciation (depreciation) on investments, total return swap, interest rate swaps and secured borrowing	(115,116)	(100,708)	221,155
Net change in unrealized gain (loss) on foreign currency	(17)	191	—

Net increase in net assets resulting from operations	22,652	104,499	359,486

Stockholder distributions(2)
Distributions to stockholders	(201,938)	(196,760)	(183,009)

Net decrease in net assets resulting from stockholder distributions	(201,938)	(196,760)	(183,009)

Capital share transactions(3)
Issuance of common stock	—	156,618	193,812
Reinvestment of stockholder distributions	93,424	99,229	96,669
Repurchases of common stock	(95,891)	(98,802)	(38,060)
Offering costs	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	(2,467)	157,045	252,421

Total increase (decrease) in net assets	(181,753)	64,784	428,898
Net assets at beginning of year	2,388,724	2,323,940	1,895,042

Net assets at end of year	$2,206,971	$2,388,724	$2,323,940

(1)	See Note 9 for a discussion of the Company’s financing arrangements.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2018	2017	2016
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$22,652	$104,499	$359,486
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,684,215)	(1,385,143)	(1,446,810)
Paid-in-kind interest	(28,938)	(25,112)	(17,562)
Proceeds from sales and repayments of investments	1,298,121	1,235,500	1,114,038
Net realized (gain) loss on investments	56,629	14,149	47,149
Net realized (gain) loss on secured borrowing	—	100	—
Net change in unrealized (appreciation) depreciation on investments	94,196	85,788	(184,064)
Net change in unrealized (appreciation) depreciation on total return swap	18,306	15,159	(37,330)
Net change in unrealized (appreciation) depreciation on interest rate swaps	2,614	—	—
Net change in unrealized appreciation (depreciation) on secured borrowing	—	(239)	239
Accretion of discount	(5,550)	(23,398)	(11,431)
Amortization of deferred financing costs	2,753	1,837	1,569
Unrealized (gain) loss on borrowings in foreign currency	(157)	—	—
Amortization of deferred offering costs	—	3,454	1,273
(Increase) decrease in due from counterparty	(30,759)	19,995	—
(Increase) decrease in receivable for investments sold and repaid	(353)	4,553	(1,532)
(Increase) decrease in interest receivable	5,373	(5,998)	(7,050)
(Increase) decrease in receivable due on total return swap	36	710	13
(Increase) decrease in receivable on interest rate swaps	(259)	—	—
(Increase) decrease in prepaid expenses and other assets	211	(250)	173
Increase (decrease) in payable for investments purchased	345,553	17,325	(2,696)
Increase (decrease) in management fees payable	(3,715)	(808)	3,812
Increase (decrease) in subordinated income incentive fees payable	(4,962)	2,164	498
Increase (decrease) in expense recoupment payable to sponsor	—	—	(218)
Increase (decrease) in administrative services expense payable	148	(355)	(123)
Increase (decrease) in interest rate swap income payable	261	—	—
Increase (decrease) in interest payable(1)	2,138	2,284	2,833
Increase (decrease) in directors’ fees payable	(38)	10	36
Increase (decrease) in other accrued expenses and liabilities	(1,186)	(1,121)	(3,508)

Net cash provided by (used in) operating activities	88,859	65,103	(181,205)

Cash flows from financing activities
Issuance of common stock	—	156,618	214,001
Reinvestment of stockholder distributions	93,424	99,229	96,669
Repurchases of common stock	(95,891)	(98,802)	(38,060)
Offering costs incurred	—	(2,477)	(2,250)
Stockholder distributions	(192,537)	(196,760)	(183,097)
Borrowings under credit facilities(1)	857,577	110,000	245,300
Borrowings under repurchase agreement(1)	—	—	10,800
Proceeds (repayments) from secured borrowing(1)	—	(13,929)	13,789
Repayments of credit facilities(1)	$(1,045,526)	$—	$(68,055)
Deferred financing costs paid	(6,902)	(500)	(423)

Net cash provided by (used in) financing activities	(389,855)	53,379	288,674

Total increase (decrease) in cash	(300,996)	118,482	107,469
Cash and foreign currency at beginning of year	368,344	249,862	142,393

Cash and foreign currency at end of year	$67,348	$368,344	$249,862

Supplemental disclosure
Local and excise taxes paid	$573	$335	$338

(1)

See Note 9 for a discussion of the Company’s financing arrangements. During the years ended December 31, 2018, 2017 and 2016, the Company paid $0, $795 and $195, respectively, in interest expense on its secured borrowing, $47,394, $36,899 and $25,792, respectively, in interest expense on the credit facilities and $13,472, $10,892 and $9,195, respectively, in interest expense pursuant to the repurchase agreement.

See notes to unaudited consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—119.6%
5 Arch Income Fund 2, LLC	(i)(n)	Diversified Financials	9.0%		11/18/23	$144,445	$144,593	$144,445
5 Arch Income Fund 2, LLC	(i)(j)	Diversified Financials	9.0%		11/18/23	3,955	3,955	3,955
Acosta Holdco Inc	(r)	Commercial & Professional Services	L+325	1.0%	9/26/21	14,294	10,738	8,781
Addison Holdings	(g)	Commercial & Professional Services	L+675	1.0%	12/29/23	23,952	23,952	23,993
Advantage Sales & Marketing Inc	(r)(s)	Commercial & Professional Services	L+325	1.0%	7/23/21	16,827	14,850	14,948
Aleris International Inc	(r)(s)	Materials	L+475		2/27/23	275	272	274
All Systems Holding LLC	(f)(g)(h)	Commercial & Professional Services	L+767	1.0%	10/31/23	54,011	54,011	54,551
Alstom SA	(r)(i)	Transportation	L+450	1.0%	8/29/21	7,181	6,840	6,872
Altus Power America Inc		Energy	L+750	1.5%	9/30/21	3,183	3,183	3,087
Altus Power America Inc	(j)	Energy	L+750	1.5%	9/30/21	140	140	136
American Tire Distributors Inc	(r)	Automobiles & Components	L+750	1.0%	8/30/24	9,192	8,156	7,568
American Tire Distributors Inc	(r)	Automobiles & Components	L+650, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	1,447	1,353	1,353
Ammeraal Beltech Holding BV	(i)(r)	Capital Goods	E+375		7/30/25	€1,268	1,466	1,446
Apex Group Limited	(i)(j)	Diversified Financials	L+650		6/15/23	$1,957	1,902	1,675
Apex Group Limited	(f)(i)	Diversified Financials	L+650	1.0%	6/15/25	13,230	12,981	12,706
Apex Group Limited	(i)(j)	Diversified Financials	L+650	1.0%	6/15/25	6,382	6,264	6,130
Apex Group Limited	(i)	Diversified Financials	L+650	1.0%	6/15/25	2,127	2,049	2,043
Apex Group Limited	(i)(j)	Diversified Financials	L+650	1.0%	6/15/25	3,191	3,191	3,065
Aspect Software Inc	(l)(t)	Software & Services	L+400, 6.5% PIK (6.5% Max PIK)		5/25/20	13,075	13,038	9,741
Aspect Software Inc	(f)(l)(t)	Software & Services	L+1100	1.0%	5/25/20	9,837	9,723	7,328
ATX Networks Corp	(h)(i)(r)(s)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	14,019	13,674	13,318
ATX Networks Corp	(g)(h)(i)(r)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	28,510	28,006	27,085
ATX Networks Corp	(i)(r)(s)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	797	749	757
AVF Parent LLC	(f)	Retailing	L+725	1.3%	3/1/24	29,438	29,438	27,518
Belk Inc	(r)(s)	Retailing	L+475	1.0%	12/12/22	21,929	17,684	17,793
Borden Dairy Co	(f)(g)	Food, Beverage & Tobacco	L+808	1.0%	7/6/23	48,125	48,125	43,760
Brand Energy & Infrastructure Services Inc	(r)(s)	Capital Goods	L+425	1.0%	6/21/24	5,468	5,192	5,206
Caprock Midstream LLC	(s)	Energy	L+475		11/3/25	1,157	1,076	1,079
Constellis Holdings LLC/Constellis Finance Corp		Capital Goods	L+575	1.0%	4/1/22	40,226	39,628	39,623
CSafe Global		Capital Goods	L+725	1.0%	11/1/21	261	261	263
CSafe Global	(j)	Capital Goods	L+725	1.0%	11/1/21	2,348	2,348	2,371
CSafe Global	(f)	Capital Goods	L+725	1.0%	10/31/23	22,335	22,335	22,559
CSM Bakery Products	(r)(s)	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	488	458	453
Dade Paper and Bag Co Inc		Capital Goods	L+700	1.0%	6/10/24	5,630	5,630	5,405
Dade Paper and Bag Co Inc	(g)(h)	Capital Goods	L+750	1.0%	6/10/24	44,141	44,141	43,258
Dayton Superior Corp	(r)(s)	Materials	L+800, 6.0% PIK (6.0% Max PIK)	1.0%	11/15/21	11,790	9,697	9,874
Diamond Resorts International Inc	(r)(s)	Consumer Services	L+375	1.0%	9/2/23	26,866	24,919	25,120

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Distribution International Inc	(r)(s)	Retailing	L+500	1.0%	12/15/21	$370	$326	$329
Eagle Family Foods Inc	(j)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	3,507	3,472	2,989
Eagle Family Foods Inc	(f)	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	23,263	23,020	22,907
Eagleclaw Midstream Ventures LLC	(r)(s)	Energy	L+425	1.0%	6/24/24	578	541	542
Empire Today LLC	(f)(g)	Retailing	L+700	1.0%	11/17/22	44,100	44,100	44,180
Fairway Group Holdings Corp	(k)(l)(r)(t)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	4,437	3,916	582
Fairway Group Holdings Corp	(t)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	6,942	6,942	6,742
Fairway Group Holdings Corp	(t)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	480	473	480
Fairway Group Holdings Corp	(j)(t)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	1,028	1,028	1,028
Fairway Group Holdings Corp	(t)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	2,417	2,273	2,417
FHC Health Systems Inc	(r)(s)	Health Care Equipment & Services	L+400	1.0%	12/23/21	8,837	7,306	7,379
Foresight Energy LLC	(i)(r)(s)	Materials	L+575	1.0%	3/28/22	4,925	4,824	4,847
Fox Head Inc	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	652	652	644
Fox Head Inc	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	6,097	6,097	6,022
FullBeauty Brands Holdings Corp	(l)(r)	Retailing	L+475	1.0%	10/14/22	8,116	2,421	2,471
Gulf Finance LLC	(h)(r)(s)	Energy	L+525	1.0%	8/25/23	14,061	11,639	10,845
HM Dunn Co Inc	(k)(l)(t)	Capital Goods	L+875 PIK (L+875 Max PIK)		6/30/21	6,583	5,786	1,053
Hudson Technologies Co	(g)(i)	Commercial & Professional Services	L+1025	1.0%	10/10/23	7,889	7,822	5,641
Icynene Group Ltd	(f)(g)(h)	Materials	L+700	1.0%	11/30/24	76,230	76,230	74,126
Industrial Group Intermediate Holdings LLC	(g)	Materials	L+800	1.3%	5/31/20	9,787	9,787	9,726
Intelsat Jackson Holdings SA	(i)(r)(s)	Media	L+375	1.0%	11/27/23	13,508	13,093	13,137
Ivanti Software Inc	(r)(s)	Software & Services	L+425	1.0%	1/20/24	777	753	757
JAKKS Pacific Inc		Consumer Durables & Apparel	L+900	1.5%	6/14/21	2,374	2,359	2,383
JC Penney Corp Inc	(i)(r)(s)	Retailing	L+425	1.0%	6/23/23	2,320	1,945	1,992
JHC Acquisition LLC	(f)(g)(h)	Capital Goods	L+750	1.0%	1/29/24	176,168	176,168	176,168
JHC Acquisition LLC	(j)	Capital Goods	L+750	1.0%	1/29/24	21,787	21,786	21,787
Jo-Ann Stores Inc	(r)(s)	Retailing	L+500	1.0%	10/20/23	325	310	310
Jostens Inc	(r)(s)	Consumer Services	L+550		12/19/25	4,152	4,038	4,051
JSS Holdings Ltd	(f)(g)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	65,725	65,222	67,697
Kodiak BP LLC	(f)(g)(h)	Capital Goods	L+725	1.0%	12/1/24	90,878	90,878	88,947
Kodiak BP LLC	(j)	Capital Goods	L+725	1.0%	12/1/24	10,871	10,871	10,640
Koosharem LLC	(r)(s)	Commercial & Professional Services	L+450	1.0%	4/18/25	1,781	1,802	1,752
Lazard Global Compounders Fund	(i)	Diversified Financials	L+725	3.8%	4/1/26	101,644	101,644	102,406
Lazard Global Compounders Fund	(i)(j)	Diversified Financials	L+725	3.8%	4/1/26	17,606	17,606	17,738
LBM Borrower LLC	(r)(s)	Capital Goods	L+375	1.0%	8/20/22	5,322	4,966	4,983
LD Intermediate Holdings Inc	(r)(s)	Software & Services	L+588	1.0%	12/9/22	9,500	8,503	8,621
Mitel US Holdings Inc	(r)(s)	Technology Hardware & Equipment	L+450		11/30/25	8,781	8,495	8,534

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Monitronics International Inc	(i)(r)(s)	Commercial & Professional Services	L+550	1.0%	9/30/22	$4,350	$3,915	$3,901
Murray Energy Corp		Energy	L+900	1.0%	2/12/21	9,258	9,199	9,216
NaviHealth Inc.	(r)(s)	Health Care Equipment & Services	L+500		8/1/25	1,054	1,020	997
Navistar Inc	(i)(r)(s)	Automobiles & Components	L+350		11/6/24	1,012	972	979
North Haven Cadence Buyer Inc	(j)	Consumer Services	L+500	1.0%	9/2/21	750	750	750
North Haven Cadence Buyer Inc	(f)(g)	Consumer Services	L+777	1.0%	9/2/24	18,853	18,853	18,665
North Haven Cadence Buyer Inc	(j)	Consumer Services	L+650	1.0%	9/2/24	3,000	3,000	2,970
P2 Energy Solutions, Inc.	(r)(s)	Energy	L+400	1.3%	10/30/20	253	244	245
Peak 10 Holding Corp	(r)(s)	Telecommunication Services	L+325	1.0%	8/1/24	823	751	751
PF Chang’s China Bistro Inc	(r)(s)	Consumer Services	L+500	1.0%	9/1/22	359	347	350
PHRC License LLC	(f)	Consumer Services	L+850, 0.3% PIK (0.3% Max PIK)	1.5%	4/28/22	16,710	16,710	17,066
Power Distribution Inc		Capital Goods	L+725	1.3%	1/25/23	19,565	19,565	19,565
Production Resource Group LLC	(f)(h)	Media	L+700	1.0%	8/21/24	173,008	173,008	169,980
Propulsion Acquisition LLC	(f)(h)(r)	Capital Goods	L+600	1.0%	7/13/21	60,292	59,251	59,689
PSKW LLC	(f)(g)(h)	Health Care Equipment & Services	L+850	1.0%	11/25/21	172,364	172,234	172,800
Reliant Rehab Hospital Cincinnati LLC	(g)	Health Care Equipment & Services	L+675	1.0%	8/30/24	46,763	46,316	46,623
Roadrunner Intermediate Acquisition Co LLC	(f)(g)(h)	Health Care Equipment & Services	L+675	1.0%	3/15/23	94,042	94,042	87,587
Rogue Wave Software Inc	(f)(g)(h)	Software & Services	L+843	1.0%	9/25/21	151,900	151,900	151,710
Safariland LLC	(f)	Capital Goods	L+765	1.1%	11/18/23	42,893	42,893	38,443
Savers Inc	(r)(s)	Retailing	L+375	1.3%	7/9/19	2,964	2,823	2,838
Sequa Corp	(r)(s)	Materials	L+500	1.0%	11/28/21	3,672	3,493	3,520
Sequel Youth & Family Services LLC	(g)	Health Care Equipment & Services	L+700	1.0%	9/1/23	2,271	2,271	2,311
Sequel Youth & Family Services LLC	(f)	Health Care Equipment & Services	L+800		9/1/23	13,000	13,000	13,231
Sequential Brands Group Inc.	(f)(g)(h)	Consumer Durables & Apparel	L+875		2/7/24	97,853	96,047	97,853
SI Group Inc	(r)(s)	Materials	L+475		10/15/25	527	507	508
SIRVA Worldwide Inc	(r)(s)	Commercial & Professional Services	L+550		8/2/25	329	322	323
Sorenson Communications LLC	(f)(r)(s)	Telecommunication Services	L+575	2.3%	4/30/20	45,216	45,008	45,047
Spencer Gifts LLC	(r)(s)	Retailing	L+425	1.0%	7/16/21	14,530	13,786	13,895
SSC (Lux) Limited S.a r.l.	(f)(g)(i)	Health Care Equipment & Services	L+750	1.0%	9/10/24	60,820	60,820	61,428
Strike LLC	(r)(s)	Energy	L+800	1.0%	11/30/22	3,155	3,092	3,159
Sungard Availability Services Capital Inc	(f)(h)(r)(s)	Software & Services	L+700	1.0%	9/30/21	29,092	28,129	24,845
Sungard Availability Services Capital Inc	(r)	Software & Services	L+1000	1.0%	10/1/22	2,404	2,295	2,333
Sutherland Global Services Inc	(i)(r)(s)	Software & Services	L+538	1.0%	4/23/21	9,728	9,120	9,185
Sutherland Global Services Inc	(i)(r)(s)	Software & Services	L+538	1.0%	4/23/21	2,265	2,123	2,138
Swift Worldwide Resources Holdco Ltd		Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	7/20/21	17,228	17,228	17,228
Tangoe LLC		Software & Services	L+650	1.0%	11/28/25	44,220	43,784	43,778
Trace3 Inc	(f)(g)	Diversified Financials	L+675	1.0%	8/5/24	37,578	37,578	37,202
Virgin Pulse Inc	(f)(g)(h)	Software & Services	L+650	1.0%	5/22/25	67,908	67,397	65,796
Vivint Inc	(r)(s)	Commercial & Professional Services	L+500		4/1/24	13,215	12,842	12,880
Warren Resources Inc	(g)(t)	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	6,176	6,176	6,176
West Corp	(r)(s)	Software & Services	L+350	1.0%	10/10/24	522	478	478

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
West Corp	(r)(s)	Software & Services	L+400	1.0%	10/10/24	$15,811	$14,507	$14,566
Westbridge Technologies Inc	(r)(s)	Technology Hardware & Equipment	L+850	1.0%	4/28/23	25,441	25,470	25,505
York Risk Services Group Inc	(r)(s)	Insurance	L+375	1.0%	10/1/21	7,619	7,146	7,145
Zeta Interactive Holdings Corp	(g)(h)	Software & Services	L+750	1.0%	7/29/22	62,929	62,929	63,559
Zeta Interactive Holdings Corp	(j)	Software & Services	L+750	1.0%	7/29/22	11,143	11,143	11,254

Total Senior Secured Loans—First Lien							2,769,596	2,726,860
Unfunded Loan Commitments							(87,456)	(87,456)

Net Senior Secured Loans—First Lien							2,682,140	2,639,404

Senior Secured Loans—Second Lien—13.3%
Advantage Sales & Marketing Inc	(r)(s)	Commercial & Professional Services	L+650	1.0%	7/25/22	4,413	3,447	3,496
American Bath Group LLC	(r)(s)	Capital Goods	L+975	1.0%	9/30/24	314	312	312
Ammeraal Beltech Holding BV	(i)	Capital Goods	L+800		7/27/26	44,463	43,592	43,505
Arena Energy LP	(f)(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	25,872	25,872	25,872
Bellatrix Exploration Ltd	(i)	Energy	8.5%		7/26/23	3,744	3,744	3,733
Bellatrix Exploration Ltd	(i)(j)	Energy	8.5%		7/26/23	1,248	1,248	1,244
Bellatrix Exploration Ltd	(i)	Energy	8.5%		7/26/23	9,000	8,151	7,958
Byrider Finance LLC		Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20	5,939	5,939	5,828
CDS US Intermediate Holdings Inc	(f)(i)(r)(s)	Media	L+825	1.0%	7/10/23	18,000	16,110	15,030
Centric Group LLC	(r)(s)	Retailing	L+800	1.0%	2/1/24	2,215	2,176	2,184
Chisholm Oil & Gas Operating LLC		Energy	L+800	1.0%	3/21/24	16,000	16,000	15,811
Crossmark Holdings Inc	(k)(l)(r)	Media	L+750	1.3%	12/21/20	1,500	1,340	60
Fairway Group Holdings Corp	(k)(l)(r)(t)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	3,941	3,436	—
Grocery Outlet Inc	(r)(s)	Food & Staples Retailing	L+725		10/22/26	271	270	269
Gruden Acquisition Inc	(h)(r)	Transportation	L+850	1.0%	8/18/23	10,000	9,703	10,025
Jazz Acquisition Inc	(r)(s)	Capital Goods	L+675	1.0%	6/19/22	4,498	4,317	4,206
LBM Borrower LLC	(r)(s)	Capital Goods	L+925	1.0%	8/20/23	19,910	19,437	19,512
One Call Care Management Inc	(g)(h)	Insurance	L+375, 6.0% PIK (6.0% Max PIK)		4/11/24	2,772	2,747	2,655
OPE Inmar Acquisition Inc	(r)(s)	Software & Services	L+800	1.0%	5/1/25	15,000	15,000	14,850
Paradigm Acquisition Corp	(r)(s)	Health Care Equipment & Services	L+750		10/26/26	190	190	190
Peak 10 Holding Corp	(r)(s)	Telecommunication Services	L+725	1.0%	8/1/25	7,902	7,177	7,132
Pure Fishing Inc		Consumer Durables & Apparel	L+838	1.0%	12/31/26	39,804	39,408	39,406
Rise Baking Company	(f)	Food, Beverage & Tobacco	L+800	1.0%	8/9/26	15,292	15,145	15,149
Sequa Corp	(r)(s)	Materials	L+900	1.0%	4/28/22	5,204	4,905	4,944
SIRVA Worldwide Inc	(r)(s)	Commercial & Professional Services	L+950		8/2/26	2,826	2,402	2,501
SMG/PA	(r)(s)	Consumer Services	L+700		1/23/26	942	928	931
Spencer Gifts LLC	(g)(h)(r)	Retailing	L+825	1.0%	6/29/22	37,000	36,963	31,635
TierPoint LLC	(r)(s)	Software & Services	L+725	1.0%	5/5/25	7,000	6,589	6,646
Titan Energy LLC	(g)(k)(l)	Energy	L+1300 PIK (L+1300 Max PIK)	1.0%	2/23/20	44,037	33,111	4,096

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
UTEX Industries Inc	(r)	Energy	L+725	1.0%	5/20/22	$1,273	$1,269	$1,101
Winebow Group LLC/The	(r)(s)	Food & Staples Retailing	L+750	1.0%	1/2/22	4,912	2,456	2,701
WireCo WorldGroup Inc	(r)(s)	Capital Goods	L+900	1.0%	9/30/24	606	605	608

Total Senior Secured Loans—Second Lien							333,989	293,590
Unfunded Loan Commitments							(1,248)	(1,248)

Net Senior Secured Loans—Second Lien							332,741	292,342

Other Senior Secured Debt—4.3%
Akzo Nobel Specialty Chemicals	(e)(i)(r)	Materials	8.0%		10/1/26	2,288	2,288	2,142
APTIM Corp	(r)	Diversified Financials	7.8%		6/15/25	13,174	13,174	9,963
Avantor Inc	(r)	Pharmaceuticals, Biotechnology & Life Sciences	6.0%		10/1/24	1,361	1,361	1,339
Black Swan Energy Ltd	(i)	Energy	9.0%		1/20/24	1,333	1,333	1,286
Boyne USA Inc	(e)(r)	Consumer Services	7.3%		5/1/25	54	56	56
Diamond Resorts International Inc	(h)(r)	Consumer Services	7.8%		9/1/23	11,965	11,965	11,544
DJO Finance LLC/DJO Finance Corp	(e)(r)	Health Care Equipment & Services	8.1%		6/15/21	4,580	4,611	4,729
Genesys Telecommunications Laboratories Inc	(r)	Technology Hardware & Equipment	10.0%		11/30/24	1,409	1,556	1,482
Global A&T Electronics Ltd	(i)(r)	Semiconductors & Semiconductor Equipment	8.5%		1/12/23	7,120	7,181	6,319
JC Penney Corp Inc	(e)(i)(r)	Retailing	5.7%		6/1/20	143	133	115
JW Aluminum Co	(r)	Materials	10.3%		6/1/26	759	759	757
Lycra	(e)(i)(r)	Consumer Durables & Apparel	7.5%		5/1/25	4,284	4,320	4,032
Numericable-SFR	(e)(i)(r)	Software & Services	8.1%		2/1/27	1,767	1,767	1,674
Pattonair Holdings Ltd	(e)(i)	Capital Goods	9.0%		11/1/22	4,660	4,821	4,708
Ply Gem Holdings Inc	(e)(r)	Capital Goods	8.0%		4/15/26	3,697	3,611	3,401
Sorenson Communications LLC	(r)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	11,820	11,634	11,702
Sunnova Energy Corp		Energy	6.0%, 6.0% PIK (6.0% Max PIK)		7/31/19	1,685	1,685	1,674
Talos Production LLC	(r)	Energy	11.0%		4/3/22	4,500	4,698	4,376
Velvet Energy Ltd	(i)	Energy	9.0%		10/5/23	4,500	4,500	4,536
Vivint Inc	(e)(r)	Commercial & Professional Services	7.6%		9/1/23	8,911	8,142	7,292
Vivint Inc	(e)(h)(r)	Commercial & Professional Services	7.9%		12/1/22	12,886	12,753	12,210

Total Other Senior Secured Debt							102,348	95,337

Subordinated Debt—15.8%
All Systems Holding LLC		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	100	100	100
Ascent Resources Utica Holdings LLC/ARU Finance Corp	(e)(r)	Energy	10.0%		4/1/22	19,500	19,500	19,957
Avantor Inc	(g)(h)(r)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%		10/1/25	52,500	52,502	52,533
Byrider Finance LLC		Automobiles & Components	20.0% PIK (20.0% Max PIK)		3/31/22	292	292	292
Calumet Specialty Products	(e)(i)(r)	Energy	7.8%		4/15/23	10,300	10,252	8,000

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Canbriam Energy Inc	(e)(i)(r)	Energy	7.8%		4/15/23	$18,550	$18,517	$16,278
CEC Entertainment Inc	(g)(r)	Consumer Services	8.0%		2/15/22	37,261	36,294	33,535
ClubCorp Club Operations Inc	(e)(r)	Consumer Services	8.5%		9/15/25	12,478	12,036	11,230
Diamond Resorts International Inc	(e)(r)	Consumer Services	10.8%		9/1/24	3,453	3,615	3,117
Eclipse Resources Corp	(e)(i)(r)	Energy	8.9%		7/15/23	9,175	9,049	7,879
Exterran Energy Solutions LP/EES Finance Corp	(i)(r)	Energy	8.1%		5/1/25	4,114	4,114	3,966
Great Lakes Dredge & Dock Corp	(e)(i)(r)	Capital Goods	8.0%		5/15/22	4,896	4,899	4,978
Intelsat Jackson Holdings SA	(e)(i)	Media	5.5%		8/1/23	3,577	3,240	3,145
Ken Garff Automotive LLC	(e)(r)	Retailing	7.5%		8/15/23	4,039	4,048	4,009
Lazard Global Compounders Fund	(i)(j)	Diversified Financials	L+650	4.5%	9/15/25	39,750	39,750	38,907
LifePoint Hospitals Inc	(e)(r)	Health Care Equipment & Services	9.8%		12/1/26	6,248	6,248	5,953
Logan’s Roadhouse Inc	(k)	Consumer Services			11/1/24	1,317	1,304	1,303
PF Chang’s China Bistro Inc	(g)(h)(r)	Consumer Services	10.3%		6/30/20	43,108	42,908	39,363
PriSo Acquisition Corp	(e)(g)(r)	Capital Goods	9.0%		5/15/23	47,859	47,559	48,906
Quorum Health Corp	(e)(r)	Health Care Equipment & Services	11.6%		4/15/23	2,816	2,806	2,684
Sorenson Communications LLC	(g)(r)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	8,983	9,244	9,208
SRS Distribution Inc	(e)(r)	Capital Goods	8.3%		7/1/26	13,222	13,087	12,164
Stars Group Holdings BV	(e)(i)(r)	Consumer Services	7.0%		7/15/26	2,770	2,770	2,692
Sungard Availability Services Capital Inc	(g)(r)	Software & Services	8.8%		4/1/22	16,400	12,880	3,676
Surgery Partners Holdings LLC	(e)(r)	Health Care Equipment & Services	6.8%		7/1/25	2,215	2,113	1,918
Team Health Inc	(e)(r)	Health Care Equipment & Services	6.4%		2/1/25	9,254	8,187	7,553
Vertiv Group Corp	(e)(r)	Technology Hardware & Equipment	9.3%		10/15/24	18,690	18,316	16,634
Vivint Inc	(e)(h)(r)	Commercial & Professional Services	8.8%		12/1/20	4,406	4,135	4,202
York Risk Services Group Inc	(g)(h)(r)	Insurance	8.5%		10/1/22	36,050	34,162	25,235

Total Subordinated Debt							423,927	389,417
Unfunded Loan Commitments							(39,750)	(39,750)

Net Subordinated Debt							384,177	349,667

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Amortized Cost	Fair Value(d)
Asset Based Finance—7.3%
Altus Power America Inc, Preferred Stock	(o)	Energy	9.0%, 5.0% PIK		10/3/23	$1,060,975	$1,061	$1,045
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	986	971	986
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	6,267	6,175	6,267
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,295	1,276	1,295
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,219	1,201	1,219

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Amortized Cost	Fair Value(d)
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	$65,587	$64,612	$65,587
Global Jet Capital LLC, Structured Mezzanine	(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	15,402	15,181	15,402
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	1,976	1,942	1,976
Global Jet Capital LLC, Structured Mezzanine	(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	11,270	11,108	11,270
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	5,622	5,539	5,622
Global Jet Capital LLC, Structured Mezzanine	(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	1,314	1,295	1,314
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		2/17/26	16,960	16,709	16,960
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	10,503	10,348	10,503
Global Jet Capital LLC, Structured Mezzanine		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	15,523	15,294	15,523
NewStar Clarendon 2014-1A Class Subord. B	(i)	Diversified Financials	L+435		1/25/27	730	698	727
NewStar Clarendon 2014-1A Class D	(i)	Diversified Financials	13.2%		1/25/27	8,310	5,310	5,928

Total Asset Based Finance							158,720	161,624

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Equity/Other—3.3%
5 Arch Income Fund 2, LLC, Common Stock	(i)(m)	Diversified Financials				56,000	$1,381	$2,800
All Systems Holding LLC, Common Stock		Commercial & Professional Services				60	581	670
Altus Power America Inc, Common Stock	(k)	Energy				462,008	462	81
ASG Technologies, Warrants	(k)	Software & Services			6/27/22	48,325	1,377	1,403
Aspect Software Inc, Common Stock	(k)(t)	Software & Services				108,806	28,097	—
ATX Networks Corp, Common Stock	(i)(k)	Technology Hardware & Equipment				83,488	134	65
Australis Maritime, Private Equity	(i)(k)	Transportation				966	966	966
Byrider Finance LLC, Common Stock	(k)	Automobiles & Components				278	—	—
Chisholm Oil & Gas Operating LLC, Series A Units	(k)(m)	Energy				75,000	75	32
CSafe Global, Common Stock	(k)	Capital Goods				173,900	174	243
Empire Today LLC, Common Stock	(k)	Retailing				206	614	595
Fairway Group Holdings Corp, Common Stock	(k)(t)	Food & Staples Retailing				71,465	2,296	—
Fox Head Inc, Common Stock	(k)	Consumer Durables & Apparel				11,429	11	5
Fox Head Inc, Common Stock	(k)	Consumer Durables & Apparel				1,131,428	1,131	504
Global Jet Capital LLC, Preferred Stock	(k)	Commercial & Professional Services				34,893,581	34,894	4,885
Global Jet Capital LLC, Preferred Stock	(i)(k)	Commercial & Professional Services				7,590,835	7,591	1,063
Harvest Oil & Gas Corp, Common Stock	(k)(r)	Energy				59,445	1,308	1,069
Harvey Industries Inc, Common Stock	(k)	Capital Goods				2,000,000	2,000	4,050

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
HM Dunn Co Inc, Preferred Stock, Series A	(k)(t)	Capital Goods				1,929	$—	$—
HM Dunn Co Inc, Preferred Stock, Series B	(k)(t)	Capital Goods				1,929	—	—
Industrial Group Intermediate Holdings LLC, Common Stock	(k)(m)	Materials				220,619	221	132
JHC Acquisition LLC, Common Stock	(k)	Capital Goods				8,068	8,068	10,831
JSS Holdings Ltd, Net Profits Interest	(k)	Capital Goods				—	—	426
JW Aluminum Co, Common Stock	(k)	Materials				41	—	—
JW Aluminum Co, Preferred Stock		Materials	12.5% PIK		11/17/25	1,087	4,836	9,041
North Haven Cadence Buyer Inc, Common Equity	(k)	Consumer Services				833,333	833	1,271
Power Distribution Inc, Common Stock	(k)	Capital Goods				923,077	923	485
Ridgeback Resources Inc, Common Stock	(i)(k)(q)	Energy				827,156	5,082	4,092
Sequential Brands Group Inc., Common Stock	(k)(r)	Consumer Durables & Apparel				125,391	1,693	100
SSC (Lux) Limited S.a r.l., Common Stock	(i)(k)	Health Care Equipment & Services				113,636	2,273	2,784
Sunnova Energy Corp, Common Stock	(k)	Energy				577,086	2,166	—
Sunnova Energy Corp, Preferred Stock	(k)	Energy				105,341	561	578
Templar Energy LLC, Common Stock	(k)(m)(r)	Energy				129,829	1,103	81
Templar Energy LLC, Preferred Stock	(k)(r)	Energy				86,061	859	258
Titan Energy LLC, Common Stock	(k)(r)	Energy				72,739	2,299	22
Trace3 Inc, Common Stock		Diversified Financials				7,725	77	143
Warren Resources Inc, Common Stock	(k)(t)	Energy				998,936	4,695	2,347
White Star Petroleum LLC	(k)(m)	Energy				1,738,244	1,477	565
Zeta Interactive Holdings Corp, Preferred Stock, Series E-1	(k)	Software & Services				1,051,348	8,357	11,053
Zeta Interactive Holdings Corp, Preferred Stock, Series F	(k)	Software & Services				956,233	8,357	9,862
Zeta Interactive Holdings Corp, Warrant	(k)	Software & Services			4/20/27	143,435	—	407

Total Equity/Other							136,972	72,909

TOTAL INVESTMENTS—163.6%							$3,797,098	3,611,283

LIABILITIES IN EXCESS OF OTHER ASSETS—(63.6%)								(1,404,312)

NET ASSETS—100.0%								$2,206,971

Total Return Swap							Notional Amount	Unrealized Depreciation
Citibank TRS Facility (Note 9)	(i)						$145,371	$(22,062)

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

A summary of outstanding financial instruments as of December 31, 2018 is as follows:

Interest rate swaps

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Depreciation
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(1,636)	$(1,636)
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.81%	12/18/2021	—	(978)	(978)

					$—	$(2,614)	$(2,614)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2018, the three-month London Interbank Offered Rate, or LIBOR or L, was 2.81% and the U.S. Prime Lending Rate, or Prime, was 5.50%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 8).

(e)

Security or portion thereof held within Burholme Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (as assignee of BNP Paribas Prime Brokerage, Inc.), or BNPP. Securities held within Burholme Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 9).

(f)

Security or portion thereof held within Dunlap Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(g)

Security or portion thereof held within Jefferson Square Funding LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, National Association (see Note 9).

(h)

Security or portion thereof held within Germantown Funding LLC and is pledged as collateral supporting the amounts outstanding under the notes issued to Society Hill Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 9).

(i)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2018, 84.3% of the Company’s total assets represented qualifying assets. In addition, as described in Note 9, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 83.7% of the Company’s total assets represented qualifying assets as of December 31, 2018.

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

(j)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(k)	Security is non-income producing.

(l)	Security was on non-accrual status as of December 31, 2018.

(m)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within IC III Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(o)	Security held within IC III Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(p)

Security or portion thereof held within Burholme Funding LLC has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 9). As of December 31, 2018, the fair value of securities rehypothecated by BNPP was $114,799.

(q)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars at an exchange rate of CAD $1.00 to USD $0.73 as of December 31, 2018.

(r)	Security is classified as Level 1 or 2 in the Company’s fair value hierarchy (see Note 8).

(s)	Position or portion thereof unsettled as of December 31, 2018.

(t)

Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2018, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an “affiliated person” for the year ended December 31, 2018:

Portfolio Company	Fair Value at December 31, 2017	Transfers In or Out	Purchases and Paid-in-Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income	PIK Income	Fee Income
Senior Secured Loans—First Lien
Aspect Software, Inc.	$5,004	$—	$—	$(5,004)	$—	$—	$—	$—	$286	$—	$6
Aspect Software, Inc.	9,156	—	195	(371)	—	—	(1,652)	7,328	1,144	195	293
Aspect Software, Inc.(1)	(1,822)	—	1,822	(1,822)	—	—	1,822	—	22	—	4
Aspect Software, Inc.	—	—	13,195	(157)	—	—	(3,297)	9,741	718	295	2
Aspect Software, Inc.	—	—	280	(283)	1	2	—	—	4	—	—
Fairway Group Acquisition Co.	6,159	—	783	—	—	—	(200)	6,742	786	783	—
Fairway Group Acquisition Co.	903	—	—	—	—	—	(321)	582	—	—	—
Fairway Group Acquisition Co.(2)	—	—	473	—	—	—	7	480	24	17	101
Fairway Group Acquisition Co.	—	—	2,382	(116)	7	—	144	2,417	124	87	—
H.M. Dunn Co., Inc.	—	9,643	—	—	—	(3,857)	(4,733)	1,053	279	—	—
Warren Resources, Inc.	18,372	—	76	(11,824)	—	—	(448)	6,176	891	76	473
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	795	—	—	—	—	—	(795)	—	—	—	—

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2017	Transfers In or Out	Purchases and Paid-in-Kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2018	Interest Income	PIK Income	Fee Income
Equity/Other
Aspect Software Parent, Inc., Common Equity	$—	$—	$—	$—	$—	$(25,711)	$25,711	$—	$—	$—	$—
Fairway Group Holdings Corp., Common Equity	—	—	—	—	—	—	—	—	—	—	—
HM Dunn Aerosystems, Inc. Preferred Equity, Series A	—	—	—	—	—	—	—	—	—	—	—
HM Dunn Aerosystems, Inc. Preferred Equity, Series B	—	—	—	—	—	—	—	—	—	—	—
Warren Resources, Inc., Common Equity	1,698	—	—	—	—	—	649	2,347	—	—	—

Total	$40,265	$9,643	$19,206	$(19,577)	$8	$(29,566)	$16,887	$36,866	$4,278	$1,453	$879

(1)	Security was an unfunded commitment with an amortized cost of $1,822 and a fair value of $0 as of December 31, 2017.

(2)	Security includes a partially unfunded commitment with an amortized cost of $1,028 and a fair value of $1,028.

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—93.0%
5 Arch Income Fund 2, LLC	(j)(p)	Diversified Financials	10.5%		11/18/21	$104,385	$104,547	$104,385
5 Arch Income Fund 2, LLC	(j)(l)(p)	Diversified Financials	10.5%		11/18/21	28,615	28,615	28,615
Actian Corp.	(g)(i)	Software & Services	L+806	1.0%	6/30/22	21,333	21,333	21,600
AG Group Merger Sub, Inc.	(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	17,834	17,834	18,146
All Systems Holding LLC	(f)(g)(i)	Commercial & Professional Services	L+767	1.0%	10/31/23	50,108	50,108	50,860
Altus Power America, Inc.		Energy	L+750	1.5%	9/30/21	2,866	2,866	2,809
Altus Power America, Inc.	(l)	Energy	L+750	1.5%	9/30/21	884	884	866
Aspect Software, Inc.	(u)	Software & Services	L+1050	1.0%	5/25/18	5,004	5,004	5,004
Aspect Software, Inc.	(l)(u)	Software & Services	L+1050	1.0%	5/25/18	128	128	128
Aspect Software, Inc.	(f)(u)	Software & Services	L+1050	1.0%	5/25/20	9,899	9,899	9,156
Aspect Software, Inc.	(l)(u)	Software & Services	L+1200	1.0%	5/25/18	1,822	1,822	—
Atlas Aerospace LLC	(f)(g)	Capital Goods	L+802	1.0%	12/29/22	42,667	42,667	42,667
ATX Networks Corp.	(h)(i)(j)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	9,649	9,561	9,589
ATX Networks Corp.	(g)(h)(i)(j)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	29,390	28,692	29,206
Avaya Inc.	(h)	Technology Hardware & Equipment	L+475	1.0%	12/15/24	8,000	7,920	7,888
AVF Parent, LLC	(f)(h)	Retailing	L+725	1.3%	3/1/24	30,198	30,198	30,823
BMC Software Finance, Inc.	(l)	Software & Services	L+400		9/10/20	10,000	10,000	9,100
Borden Dairy Co.	(f)(g)	Food, Beverage & Tobacco	L+804	1.0%	7/6/23	48,125	48,125	48,111
Cactus Wellhead, LLC	(f)(i)	Energy	L+600	1.0%	7/31/20	11,365	10,909	11,384
CEVA Group Plc	(j)(l)	Transportation	L+500		3/19/19	15,000	14,350	14,062
ConnectiveRx, LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+828	1.0%	11/25/21	157,004	157,004	157,067
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	11/1/21	1,478	1,478	1,465
CSafe Acquisition Co., Inc.	(l)	Capital Goods	L+725	1.0%	11/1/21	1,130	1,131	1,121
CSafe Acquisition Co., Inc.	(f)(h)	Capital Goods	L+725	1.0%	10/31/23	20,806	20,806	20,624
CSafe Acquisition Co., Inc.	(l)	Capital Goods	L+725	1.0%	10/31/23	11,165	11,165	11,068
Dade Paper & Bag, LLC	(g)(i)	Capital Goods	L+750	1.0%	6/10/24	44,589	44,589	46,150
Elo Touch Solutions, Inc.	(h)	Technology Hardware & Equipment	L+600	1.0%	10/25/23	4,267	4,225	4,277
Empire Today, LLC	(f)(g)(h)	Retailing	L+800	1.0%	11/17/22	44,550	44,550	44,995
Fairway Group Acquisition Co.	(u)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		1/3/20	6,159	6,159	6,159
Fairway Group Acquisition Co.	(m)(n)(u)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		1/3/20	4,015	3,916	903
Fox Head, Inc.	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	1,680	1,680	1,679
FullBeauty Brands Holdings Corp.		Consumer Durables & Apparel	L+800	1.0%	10/14/20	13,000	13,000	12,837
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1050		3/31/21	19,015	19,054	19,038
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1100		3/31/21	50,000	50,000	50,500
Greystone Equity Member Corp.	(j)	Diversified Financials	L+1100		3/31/21	29,467	29,467	29,762
Greystone Equity Member Corp.	(j)(l)	Diversified Financials	L+1100		3/31/21	7,518	7,518	7,594

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Gulf Finance, LLC	(h)	Energy	L+525	1.0%	8/25/23	$4,864	$4,745	$4,391
H.M. Dunn Co., Inc.		Capital Goods	L+946	1.0%	3/26/21	9,643	9,643	9,209
Hudson Technologies Co.	(g)(j)	Commercial & Professional Services	L+725	1.0%	10/10/23	7,989	7,989	8,099
Hudson Technologies Co.	(j)(l)	Commercial & Professional Services	L+725	1.0%	10/10/23	1,902	1,902	1,928
Hybrid Promotions, LLC	(f)	Consumer Durables & Apparel	L+850	1.0%	12/19/20	6,160	6,160	6,155
Icynene U.S. Acquisition Corp.	(f)(g)(h)(i)	Materials	L+700	1.0%	11/30/24	77,000	77,000	77,015
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	10,746	10,746	10,907
JMC Acquisition Merger Corp.	(f)(g)(h)(i)	Capital Goods	L+854	1.0%	11/6/21	114,086	114,086	115,940
JSS Holdings, Inc.	(f)(g)(h)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	65,742	65,147	66,761
JSS Holdings, Inc.	(l)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	12,000	12,000	12,186
Kodiak BP, LLC	(f)(g)(h)(i)	Capital Goods	L+725	1.0%	12/1/24	68,348	68,348	68,519
Kodiak BP, LLC	(l)	Capital Goods	L+725	1.0%	12/1/24	19,697	19,697	19,746
Latham Pool Products, Inc.	(g)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	36,118	36,118	36,524
Logan’s Roadhouse, Inc.		Consumer Services	L+1100 PIK (L+1100 Max PIK)	1.0%	5/5/19	1,256	1,256	1,256
Logan’s Roadhouse, Inc.	(l)	Consumer Services	L+1100 PIK (L+1100 Max PIK)	1.0%	5/5/19	202	204	202
Nobel Learning Communities, Inc.		Consumer Services	L+450	1.0%	5/5/21	3,075	3,075	3,075
Nobel Learning Communities, Inc.	(l)	Consumer Services	L+450	1.0%	5/5/21	8,106	8,106	8,106
Nobel Learning Communities, Inc.	(f)(g)(h)(i)	Consumer Services	L+436	4.5%	5/5/23	84,472	84,472	84,044
Nobel Learning Communities, Inc.	(l)	Consumer Services	L+375	4.5%	5/5/23	49,689	49,689	49,439
North Haven Cadence Buyer, Inc.	(l)	Consumer Services	L+500	1.0%	9/2/21	750	750	750
North Haven Cadence Buyer, Inc.	(f)(g)	Consumer Services	L+810	1.0%	9/2/22	22,149	22,149	22,564
North Haven Cadence Buyer, Inc.	(l)	Consumer Services	L+750	1.0%	9/2/22	2,833	2,833	2,886
Panda Temple Power, LLC	(m)(n)	Energy	L+625	1.0%	3/6/22	24,808	21,322	18,048
Panda Temple Power, LLC		Energy	L+900	1.0%	4/28/18	943	943	944
PHRC License, LLC	(f)	Consumer Services	L+850	1.5%	4/28/22	16,875	16,875	17,297
Polymer Additives, Inc.	(f)(i)	Materials	L+888	1.0%	12/19/22	18,920	18,920	19,583
Polymer Additives, Inc.	(f)(h)	Materials	L+834	1.0%	12/19/22	21,623	21,623	22,056
Power Distribution, Inc.		Capital Goods	L+725	1.3%	1/25/23	19,952	19,952	20,252
Production Resource Group, LLC	(f)	Media	L+750	1.0%	1/14/19	65,208	65,208	68,958
Propulsion Acquisition, LLC	(f)(h)(i)(k)	Commercial & Professional Services	L+600	1.0%	7/13/21	60,966	59,633	60,356
Quest Software US Holdings Inc.	(h)	Software & Services	L+550	1.0%	10/31/22	5,867	5,838	5,971
Roadrunner Intermediate Acquisition Co., LLC	(f)(g)(h)(i)	Health Care Equipment & Services	L+725	1.0%	3/15/23	99,094	99,094	99,931
Rogue Wave Software, Inc.	(f)(g)(h)(i)	Software & Services	L+858	1.0%	9/25/21	151,900	151,900	151,900
Safariland, LLC	(f)(h)	Capital Goods	L+768	1.1%	11/18/23	42,893	42,893	43,483
Safariland, LLC	(l)	Capital Goods	L+725	1.1%	11/18/23	11,566	11,566	11,725
Sequel Youth and Family Services, LLC	(f)(g)	Health Care Equipment & Services	L+778	1.0%	9/1/22	15,294	15,294	15,435
Sequel Youth and Family Services, LLC	(l)	Health Care Equipment & Services	L+700	1.0%	9/1/22	765	765	772

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sequential Brands Group, Inc.	(f)(g)(h)(i)	Consumer Durables & Apparel	L+900		7/1/22	$128,439	$128,439	$127,154
Sorenson Communications, Inc.	(f)	Telecommunication Services	L+575	2.3%	4/30/20	4,849	4,838	4,889
Specialty Building Products Holdings, LLC	(h)	Capital Goods	L+600	1.0%	10/26/23	9,538	9,213	9,574
SSC (Lux) Limited S.Ã r.l.	(f)(g)(j)	Health Care Equipment & Services	L+750	1.0%	9/10/24	45,455	45,455	46,364
Strike, LLC		Energy	L+800	1.0%	5/30/19	3,734	3,687	3,752
Strike, LLC	(h)	Energy	L+800	1.0%	11/30/22	3,015	2,939	3,060
SunGard Availability Services Capital, Inc.	(l)	Software & Services	L+450		3/8/18	7,000	5,539	6,685
SunGard Availability Services Capital, Inc.	(f)(h)(i)	Software & Services	L+700	1.0%	9/30/21	24,822	24,600	23,022
SunGard Availability Services Capital, Inc.	(k)	Software & Services	L+1000	1.0%	10/1/22	2,500	2,375	2,405
Swift Worldwide Resources US Holdings Corp.		Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.0%	7/20/21	17,226	17,226	17,571
Trace3, LLC	(f)	Software & Services	L+775	1.0%	6/6/23	12,438	12,438	12,733
U.S. Xpress Enterprises, Inc.	(f)	Transportation	L+1075, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/20	10,537	10,537	10,563
USI Senior Holdings, Inc.	(f)	Capital Goods	L+779	1.0%	1/5/22	5,144	5,144	5,173
USI Senior Holdings, Inc.	(l)	Capital Goods	L+725	1.0%	1/5/22	1,047	1,047	1,053
UTEX Industries, Inc.	(f)	Energy	L+400	1.0%	5/21/21	742	740	730
Warren Resources, Inc.	(g)(u)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	17,924	17,924	18,372
Waste Pro USA, Inc.	(f)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	33,032	33,032	33,651
York Risk Services Holding Corp.		Insurance	L+375	1.0%	10/1/21	990	983	971
Zeta Interactive Holdings Corp.	(g)(h)(i)	Software & Services	L+750	1.0%	7/29/22	57,358	57,358	58,218
Zeta Interactive Holdings Corp.	(l)	Software & Services	L+750	1.0%	7/29/22	10,892	10,892	11,056

Total Senior Secured Loans—First Lien							2,413,551	2,423,047
Unfunded Loan Commitments							(200,603)	(200,603)

Net Senior Secured Loans—First Lien							2,212,948	2,222,444

Senior Secured Loans—Second Lien—11.0%
Arena Energy, LP	(f)(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	24,844	24,844	23,621
Byrider Finance, LLC		Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20	4,522	4,522	4,256
Casablanca US Holdings Inc.		Consumer Services	L+900	1.0%	3/31/25	3,330	3,220	3,409
CDS U.S. Intermediate Holdings, Inc.	(f)(j)	Media	L+825	1.0%	7/10/23	9,000	8,905	8,916
Chief Exploration & Development LLC		Energy	L+650	1.0%	5/16/21	165	154	163
Chisholm Oil and Gas Operating, LLC		Energy	L+800	1.0%	3/21/24	16,000	16,000	15,998
Compuware Corp.	(f)(g)	Software & Services	L+825	1.0%	12/15/22	2,901	2,709	2,915
Crossmark Holdings, Inc.		Media	L+750	1.3%	12/21/20	1,500	1,331	169
Fairway Group Acquisition Co.	(m)(n)(u)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		10/3/21	3,531	3,436	795
Fieldwood Energy LLC	(m)(n)	Energy	L+713	1.3%	9/30/20	5,011	4,127	1,679

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Gruden Acquisition, Inc.	(i)	Transportation	L+850	1.0%	8/18/23	$10,000	$9,642	$9,988
Jazz Acquisition, Inc.		Capital Goods	L+675	1.0%	6/19/22	1,998	2,005	1,890
JW Aluminum Co.		Materials	L+850	0.8%	11/17/20	779	779	791
Logan’s Roadhouse, Inc.		Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	3,953	3,930	1,817
LTI Holdings, Inc.	(i)	Materials	L+875	1.0%	5/16/25	9,259	9,087	9,421
Production Resource Group, LLC	(f)(g)(h)(i)	Media	L+850	1.0%	7/23/19	128,402	128,329	129,284
Spencer Gifts LLC	(g)(i)	Retailing	L+825	1.0%	6/29/22	37,000	36,951	19,980
Talos Production LLC		Energy	11.0%		4/3/22	4,500	4,211	4,466
Titan Energy Operating, LLC	(g)	Energy	2.0%, L+1100 PIK (L+1100 Max PIK)	1.0%	2/23/20	38,598	33,110	20,469
UTEX Industries, Inc.		Energy	L+725	1.0%	5/20/22	1,273	1,269	1,212

Total Senior Secured Loans—Second Lien							298,561	261,239

Other Senior Secured Debt—2.5%
Avantor, Inc.	(e)	Materials	6.0%		10/1/24	1,361	1,361	1,363
Black Swan Energy Ltd.	(j)	Energy	9.0%		1/20/24	1,333	1,333	1,343
CSVC Acquisition Corp.	(e)	Diversified Financials	7.8%		6/15/25	13,774	13,774	13,257
Diamond Resorts International, Inc.	(e)(r)	Consumer Services	7.8%		9/1/23	11,965	11,965	12,992
Global A&T Electronics Ltd.	(e)(j)(m)(n)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	12,550	12,179	11,635
Ridgeback Resources Inc.	(j)	Energy	12.0%		12/29/20	335	330	335
Sorenson Communications, Inc.	(e)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	11,820	11,551	11,820
Sunnova Energy Corp.		Energy	6.0%, 6.0% PIK (6.0% Max PIK)		10/24/18	3,175	3,175	3,175
Velvet Energy Ltd.	(j)	Energy	9.0%		10/5/23	4,500	4,500	4,558

Total Other Senior Secured Debt							60,168	60,478

Subordinated Debt—23.1%
Ascent Resources Utica Holdings, LLC	(e)(r)	Energy	10.0%		4/1/22	30,000	30,000	32,420
Avantor, Inc.	(e)(g)(i)	Materials	9.0%		10/1/25	52,500	52,502	52,205
Bellatrix Exploration Ltd.	(e)(j)	Energy	8.5%		5/15/20	10,000	9,894	9,550
Calumet Specialty Products Partners, L.P.	(e)(j)(r)	Energy	7.8%		4/15/23	10,300	10,243	10,403
Canbriam Energy Inc.	(e)(j)	Energy	9.8%		11/15/19	20,300	20,193	20,731
CEC Entertainment, Inc.	(e)(r)	Consumer Services	8.0%		2/15/22	39,014	37,733	36,917
Ceridian HCM Holding, Inc.	(e)(r)	Commercial & Professional Services	11.0%		3/15/21	92,439	92,417	96,707
Coveris Holdings S.A.	(e)(i)(j)	Materials	7.9%		11/1/19	64,255	63,530	64,135
Eclipse Resources Corp.	(e)(j)	Energy	8.9%		7/15/23	9,175	9,028	9,439
EV Energy Partners, L.P.	(n)	Energy	8.0%		4/15/19	2,150	2,028	1,097
Exterran Energy Solutions, L.P.	(e)(j)(r)	Capital Goods	8.1%		5/1/25	7,714	7,714	8,331
Great Lakes Dredge & Dock Corp.	(e)(j)	Capital Goods	8.0%		5/15/22	8,352	8,366	8,773

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Greystone Mezzanine Equity Member Corp.	(j)	Diversified Financials	L+650	4.5%	9/15/25	$2,680	$2,680	$2,680
Greystone Mezzanine Equity Member Corp.	(j)(l)	Diversified Financials	L+650	4.5%	9/15/25	50,320	50,320	50,320
Jupiter Resources Inc.	(e)(j)	Energy	8.5%		10/1/22	31,850	29,228	19,667
Northern Oil and Gas, Inc.	(e)	Energy	8.0%		6/1/20	3,150	3,065	2,461
P.F. Chang’s China Bistro, Inc.	(e)(g)(i)(r)	Consumer Services	10.3%		6/30/20	73,286	73,162	67,162
PriSo Acquisition Corp.	(e)(r)	Capital Goods	9.0%		5/15/23	47,859	47,506	50,760
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	143	143	159
Sorenson Communications, Inc.	(e)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	8,983	9,312	9,320
SunGard Availability Services Capital, Inc.	(e)(r)	Software & Services	8.8%		4/1/22	16,400	12,157	10,230
TI Group Automotive Systems, LLC	(e)(j)	Automobiles & Components	8.8%		7/15/23	3,408	3,408	3,664
York Risk Services Holding Corp.	(e)(i)	Insurance	8.5%		10/1/22	36,050	33,775	35,509

Total Subordinated Debt							608,404	602,640
Unfunded Debt Commitments							(50,320)	(50,320)

Net Subordinated Debt							558,084	552,320

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Amortized Cost	Fair Value(d)
Asset Based Finance—6.0%
Altus Power America Inc., Preferred Equity	(q)	Energy	9.0%, 5.0% PIK		10/3/23	955,284	955	955
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	$849	849	864
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	5,398	5,398	5,492
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,115	1,115	1,135
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,050	1,050	1,069
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	69,760	69,760	70,980
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	11,409	11,409	11,609
Global Jet Capital Inc.	(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	5,975	5,975	6,079
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		2/17/26	14,608	14,608	14,864
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	9,047	9,047	9,205

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)/ Shares	Amortized Cost	Fair Value(d)
Global Jet Capital Inc.		Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	$13,370	$13,371	$13,604
NewStar Clarendon 2014-1A Class D	(j)	Diversified Financials	L+435		1/25/27	730	695	731
NewStar Clarendon 2014-1A Class Subord. B	(j)	Diversified Financials	15.8%		1/25/27	8,310	6,002	6,831

Total Asset Based Finance							140,234	143,418

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Equity/Other—4.3%
5 Arches, LLC, Common Equity	(j)(o)	Diversified Financials				70,000	$1,750	$1,750
ACP FH Holdings GP, LLC, Common Equity	(m)	Consumer Durables & Apparel				11,429	11	9
ACP FH Holdings, LP, Common Equity	(m)	Consumer Durables & Apparel				1,131,428	1,132	860
Altus Power America Holdings, LLC, Common Equity	(m)	Energy				462,008	462	69
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	(m)	Software & Services				48,325	1,377	1,324
Aspect Software Parent, Inc., Common Equity	(m)(u)	Software & Services				1,142,735	53,808	—
ATX Holdings, LLC, Common Equity	(j)(m)	Technology Hardware & Equipment				83,488	134	96
Chisholm Oil and Gas, LLC, Series A Units	(m)(o)	Energy				70,947	71	70
CSF Group Holdings, Inc., Common Equity	(m)	Capital Goods				173,900	174	122
Escape Velocity Holdings, Inc., Common Equity	(m)	Software & Services				7,725	77	182
Fairway Group Holdings Corp., Common Equity	(m)(u)	Food & Staples Retailing				71,465	2,296	—
Global Jet Capital Holdings, LP, Preferred Equity	(j)(m)	Commercial & Professional Services				42,484,416	42,484	38,236
H.I.G. Empire Holdco, Inc., Common Equity	(m)	Retailing				206	614	613
Harvey Holdings, LLC, Common Equity	(m)	Capital Goods				2,000,000	2,000	5,100
Industrial Group Intermediate Holdings, LLC, Common Equity	(m)(o)	Materials				220,619	221	331
JMC Acquisition Holdings, LLC, Common Equity	(m)	Capital Goods				8,068	8,068	10,932
JSS Holdco, LLC, Net Profits Interest	(m)	Capital Goods				—	—	452
JW Aluminum Co., Common Equity	(m)	Materials				18	—	—
JW Aluminum Co., Preferred Equity	(m)	Materials				83	294	827
North Haven Cadence TopCo, LLC, Common Equity	(m)	Consumer Services				833,333	833	1,292
PDI Parent LLC, Common Equity	(m)	Capital Goods				923,077	923	969
Ridgeback Resources Inc., Common Equity	(j)(m)(s)	Energy				827,156	5,082	5,022
Roadhouse Holding Inc., Common Equity	(m)	Consumer Services				1,202,991	1,250	—
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services				60	600	913
SandRidge Energy, Inc., Common Equity	(e)(j)(m)(t)	Energy				253,009	5,647	5,331
Sequential Brands Group, Inc., Common Equity	(m)(t)	Consumer Durables & Apparel				125,391	1,693	223
SSC Holdco Limited, Common Equity	(j)(m)	Health Care Equipment & Services				113,636	2,273	2,716
Sunnova Energy Corp., Common Equity	(m)	Energy				577,086	2,166	—
Sunnova Energy Corp., Preferred Equity	(m)	Energy				105,341	561	425
TE Holdings, LLC, Common Equity	(m)(o)	Energy				129,829	1,104	211
TE Holdings, LLC, Preferred Equity	(m)	Energy				86,061	859	818

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Titan Energy, LLC, Common Equity	(m)(t)	Energy				72,739	$2,299	$111
Warren Resources, Inc., Common Equity	(m)(u)	Energy				998,936	4,695	1,698
White Star Petroleum Holdings, LLC, Common Equity	(m)(o)	Energy				1,738,244	1,478	1,304
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	(m)	Software & Services				1,051,348	8,357	10,200
Zeta Interactive Holdings Corp., Preferred Equity, Series F	(m)	Software & Services				956,233	8,357	8,922
Zeta Interactive Holdings Corp., Warrants, 4/20/2027	(m)	Software & Services				143,435	—	499

Total Equity/Other							163,150	101,627

TOTAL INVESTMENTS—139.9%							$3,433,145	3,341,526

LIABILITIES IN EXCESS OF OTHER ASSETS—(39.9%)								(952,802)

NET ASSETS—100.0%								$2,388,724

Total Return Swap							Notional Amount	Unrealized Depreciation
Citibank TRS Facility (Note 9)		(j)					$340,523	$(3,756)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR or L, was 1.69% and the U.S. Prime Lending Rate, or Prime, was 4.50%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 8).

(e)

Security or portion thereof held within Burholme Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (as assignee of BNP Paribas Prime Brokerage, Inc.), or BNPP. Securities held within Burholme Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 9).

(f)

Security or portion thereof held within Dunlap Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(g)

Security or portion thereof held within Jefferson Square Funding LLC and is pledged as collateral supporting the amounts outstanding under a term loan credit facility with JPMorgan Chase Bank, National Association (see Note 9).

(h)

Security or portion thereof held within Chestnut Hill Funding LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Capital One, National Association (see Note 9).

(i)

Security or portion thereof held within Germantown Funding LLC and is pledged as collateral supporting the amounts outstanding under the notes issued to Society Hill Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 9).

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(j)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2017, 86.1% of the Company’s total assets represented qualifying assets. In addition, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 85.9% of the Company’s total assets represented qualifying assets as of December 31, 2017.

(k)	Position or portion thereof unsettled as of December 31, 2017.

(l)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(m)	Security is non-income producing.

(n)	Security was on non-accrual status as of December 31, 2017.

(o)	Security held within FSIC III Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security held within IC III Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security held within IC III Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(r)

Security or portion thereof held within Burholme Funding LLC has been rehypothecated under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNPP (see Note 9). As of December 31, 2017, the fair value of securities rehypothecated by BNPP was $185,262.

(s)	Investment denominated in Canadian dollars. Cost and fair value are converted into U.S. dollars at an exchange rate of CAD $1.00 to USD $0.80 as of December 31, 2017.

(t)	Security is classified as Level 1 in the Company’s fair value hierarchy (see Note 8).

See notes to consolidated financial statements.

FS Investment Corporation III

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(u)

Under the 1940 Act, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain financial information with respect to investments in portfolio companies of which the Company was deemed to be an “affiliated person” for the year ended December 31, 2017:

Portfolio Company	Fair Value at December 31, 2016	Purchases and Paid-in-Kind Interest	Sales and Repayments	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income	PIK Income	Fee Income
Senior Secured Loans—First Lien
Aspect Software, Inc.(1)	$3,200	$2,703	$(899)	$—	$—	$5,004	$1,151	$—	$51
Aspect Software, Inc.	10,270	—	(257)	—	(857)	9,156	453	—	90
Aspect Software, Inc.(2)	—	—	—	—	(1,822)	(1,822)	21	—	63
Fairway Group Acquisition Co.	5,687	528	—	—	(56)	6,159	132	528	—
Fairway Group Acquisition Co.	3,306	283	—	—	(2,686)	903	—	283	—
Warren Resources, Inc.	17,744	180	—	—	448	18,372	1,845	180	—
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	2,595	272	—	—	(2,072)	795	—	272	—
Equity/Other
Aspect Software Parent, Inc., Common Equity	59,634	270	—	811	(60,715)	—	—	—	—
Fairway Group Holdings Corp., Common Equity	1,858	—	—	—	(1,858)	—	—	—	—
Warren Resources, Inc., Common Equity	4,295	—	—	—	(2,597)	1,698	—	—	—

Total	$108,589	$4,236	$(1,156)	$811	$(72,215)	$40,265	$3,602	$1,263	$204

(1)	Security includes a partially unfunded commitment with an amortized cost of $128 and a fair value of $128.

(2)	Security is an unfunded commitment with an amortized cost of $1,822 and a fair value of $0.

See notes to consolidated financial statements.

FS Investment Corporation III

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation III, or the Company, was incorporated under the general corporation laws of the State of Maryland on June 7, 2013 and formally commenced investment operations on April 2, 2014. In November 2017, the Company closed its continuous public offering of common stock to new investors. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2018, the Company had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2018. All significant intercompany transactions have been eliminated in consolidation. One of the Company’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Company’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, a portion of the Company’s portfolio may be comprised of equity and equity-related securities, corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps.

The Company is externally managed by FS/KKR Advisor, LLC, or the Advisor, pursuant to an investment advisory and administrative services agreement, dated as of April 9, 2018, or the investment advisory and administrative services agreement. On April 9, 2018, GSO/Blackstone Debt Funds Management LLC, or GDFM, resigned as the investment sub-adviser to the Company and terminated the investment sub-advisory agreement, or the investment sub-advisory agreement, between FSIC III Advisor, LLC, or FSIC III Advisor, and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, on April 9, 2018, the Company entered into the investment advisory and administrative services agreement, which replaced an amended and restated investment advisory and administrative services agreement, dated August 6, 2014, or the FSIC III Advisor investment advisory and administrative services agreement, by and between the Company and FSIC III Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.

Valuation of Portfolio Investments: The Company determines the fair value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Advisor provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure , or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

•

the Company’s quarterly fair valuation process begins with the Advisor reviewing and documenting valuations of each portfolio company or investment, which valuations are obtained from an independent third-party valuation service and provide a valuation range;

•

the Advisor then provides the valuation committee of the Company’s board of directors, or the valuation committee, with its valuation recommendation for each portfolio company or investment, along with supporting materials;

•	preliminary valuations are then discussed with the valuation committee;

•

the valuation committee reviews the preliminary valuations and the Advisor, together with its independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that the Company’s board of directors approve the fair valuations; and

•

the Company’s board of directors discusses the valuations and determines the fair value of each such investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s consolidated financial statements. In making its determination of fair value, the Company’s board of directors may use any approved independent third-party pricing or valuation services. However, the Company’s board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that the Company’s board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor, any approved independent third-party valuation services and the Company’s board of directors may consider when determining the fair value of the Company’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its determination of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor, any approved independent third-party valuation services and the Company’s board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor, any approved independent third-party valuation services and the Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the Company’s board of directors, in consultation with the Advisor and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company’s board of directors has delegated day-to-day responsibility for implementing its valuation policy to the Advisor, and has authorized the Advisor to utilize independent third-party valuation and pricing services that have been approved by the Company’s board of directors. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

The Company values its total return swap, or TRS, between its wholly-owned financing subsidiary, Center City Funding LLC, or Center City, and Citibank, N.A., or Citibank, in accordance with the agreements between Center City and Citibank that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee and board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the Company’s valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 9 for additional information regarding the Company’s TRS.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. Distributions received from limited liability company (“LLC”) and limited partnership (“LP”) investments are evaluated to

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

determine if the distribution should be recorded as dividend income or a return of capital. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Effective January 1, 2018, the Company adopted ASC Topic 606, Revenue from Contracts with Customers , or ASC Topic 606, using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption. The Company did not identify any in-scope contracts that had not been completed as of the date of adoption and, as a result, the Company did not recognize a cumulative effect on stockholders’ equity in connection with the adoption of the new revenue recognition guidance.

The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. Under the new revenue recognition guidance, which the Company has applied to all new in-scope contracts as of the date of adoption, structuring and other upfront fees are recognized as revenue based on the transaction price as the performance obligation is fulfilled. The related performance obligation consists of structuring activities and is satisfied over time as such activities are performed. Consideration is variable and is constrained from being included in the transaction price until the uncertainty associated with the variable consideration is resolved, typically as of the trade date of the related transaction. Payment is typically due on the settlement date of the related transaction.

For the year ended December 31, 2018, the Company recognized $5,477 in structuring fee revenue under the new revenue recognition guidance and included such revenue in the fee income line item on its consolidated statement of operations. Comparative periods are presented in accordance with revenue recognition guidance effective prior to January 1, 2018, under which the Company recorded structuring and other non-recurring upfront fees as income when earned. The Company has determined that the adoption of the new revenue recognition guidance did not have a material impact on the amount of revenue recognized for the year ended December 31, 2018.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees previously paid by the Company. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fees as if it were due and payable as of the end of such period. The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

The Company “looks through” its total return swap, or TRS between its wholly-owned financing subsidiary Center City Funding LLC, or Center City Funding, and Citibank, N.A., or Citibank, in calculating the capital gains incentive fee. Under this methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to the Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to the Advisor with respect to realized gains. See Note 9 for additional information regarding the Company’s TRS.

Subordinated Income Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the investment advisory and administrative services agreement, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.75% per quarter (1.875% under the FSIC III Advisor investment advisory and administrative services agreement), or an annualized hurdle rate of 7.0% (7.5% under the FSIC III Advisor investment advisory and administrative services agreement). For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for distributions paid to stockholders from proceeds of non-liquidating dispositions of the Company’s investments and amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, the Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75% (1.875% under the FSIC III Advisor investment advisory and administrative services agreement). Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually (2.34375%, or 9.375% annually under the FSIC III Advisor investment advisory and administrative services agreement), of the Company’s adjusted capital. Thereafter, the Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes. The Company accrued $102, $372 and $281 in estimated excise taxes payable in respect of income received during the years ended December 31, 2018, 2017 and 2016, respectively. During the years ended December 31, 2018, 2017 and 2016, the Company paid $561, $332 and $260, respectively, in excise taxes.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the years ended December 31, 2018, 2017 and 2016, the Company did not incur any interest or penalties.

The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Company’s stockholders are recorded as of the record date. Subject to applicable legal restrictions and the sole discretion of the Company’s board of directors, the Company currently intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis to stockholders of record, determined on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Offering Costs: Offering costs primarily included, among other things, marketing expenses and printing, legal and due diligence fees and other costs pertaining to the Company’s continuous public offering of shares of its common stock. Historically, the Company has charged offering costs against capital in excess of par value on its consolidated balance sheets. Following discussions with the Staff of the Division of Investment Management of the SEC, the Company changed its accounting treatment of offering costs to defer and amortize such costs to expense over twelve months. The Company evaluated this change in accounting treatment of offering costs, which it implemented effective January 1, 2016, and determined that it did not have a material impact on the Company’s consolidated financial position, results of operations or cash flows. Following the closing of the Company’s continuous public offering to new investors in November 2017, all deferred offering costs that had not been amortized were expensed.

Partial Loan Sales: The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing, or ASC Topic 860, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 9 for additional information.

Reclassifications: Certain amounts in the consolidated financial statements for the years ended December 31, 2017 and 2016 have been reclassified to conform to the classifications used to prepare the consolidated financial statements for the year ended December 31, 2018. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Derivative Instruments: The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result, the Company presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gains (losses) on derivative instruments in the condensed consolidated statements of operations. As of December 31, 2018, the Company’s instruments included interest rate swaps.

Recent Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement-Disclosures Framework-Changes to Disclosure Requirements of Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years,

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

beginning after December 15, 2019. The Company is currently evaluating the impact of ASU 2018-13 on its financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018		2017		2016
	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	18,141,998	$156,618	23,906,651	$203,804
Reinvestment of Distributions	11,443,880	93,424	11,521,386	99,229	11,789,088	96,669

Total Gross Proceeds	11,443,880	93,424	29,663,384	255,847	35,695,739	300,473
Commissions and Dealer Manager Fees	—	—	—	—	—	(9,992)

Net Proceeds to Company	11,443,880	93,424	29,663,384	255,847	35,695,739	290,481
Repurchases of Common Stock	(11,656,241)	(95,891)	(11,451,357)	(98,802)	(4,612,315)	(38,060)

Net Proceeds from Share Transactions	(212,361)	$(2,467)	18,212,027	$157,045	31,083,424	$252,421

During the period from January 1, 2019 to March 12, 2019, the Company issued 1,883,380 shares of common stock pursuant to its distribution reinvestment plan, or DRP, for gross proceeds of  $14,593 at an average price per share of  $7.75.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares of common stock or portions thereof; and

•	the condition of the securities markets.

Historically, the Company limited the number of shares of common stock to be repurchased during any calendar year to the lesser of (i) the number of shares of common stock that the Company could repurchase with the proceeds it received from the issuance of shares of common stock under the DRP and (ii) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 10, 2017, the board of directors of the Company amended the share repurchase program. As amended, the Company limits the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that the Company can repurchase with the proceeds it has received from the sale of shares of common stock under the DRP during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (the Company refers to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

that the Company can repurchase with the proceeds it received from the sale of shares of common stock under the DRP during the three-month period ending on the date the applicable repurchase offer expires (the Company refers to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. The actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice.

On October 13, 2017, the Company further amended the terms of its share repurchase program, or the amended share repurchase program, which was first effective for the Company’s quarterly repurchase offer for the fourth quarter of 2017. Prior to amending the share repurchase program, the Company offered to repurchase shares of its common stock on a quarterly basis at a repurchase price equal to the institutional offering price in effect on each date of repurchase. Under the amended share repurchase program, the Company offers to repurchase shares of common stock at a price equal to the price at which shares of its common stock are issued pursuant to the DRP on the distribution date coinciding with the applicable share repurchase date. The price at which shares of common stock are issued under the DRP is determined by the Company’s board of directors or a committee thereof, in its sole discretion, and will be (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment date of the distribution and (ii) not more than 2.5% greater than the net asset value per share as of such date.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table provides information concerning the Company’s repurchases of shares of its common stock pursuant to its share repurchase program during the years ended December 31, 2018, 2017 and 2016:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share(1)	Aggregate Consideration for Repurchased Shares
Fiscal 2016
December 31, 2015	January 6, 2016	569,282	100%	0.24%	$8.15	$4,637
March 31, 2016	April 6, 2016	1,042,946	100%	0.40%	$7.88	8,213
June 30, 2016	July 6, 2016	969,112	100%	0.37%	$8.19	7,937
September 30, 2016	October 5, 2016	2,030,975	100%	0.76%	$8.51	17,273

Total		4,612,315				$38,060

Fiscal 2017
December 31, 2016	January 4, 2017	1,536,048	100%	0.56%	$8.55	$13,133
March 31, 2017	April 5, 2017	2,470,559	100%	0.88%	$8.64	21,346
June 30, 2017	July 5, 2017	3,932,392	100%	1.38%	$8.64	33,976
September 30, 2017	October 4, 2017	3,512,358	69%	1.22%	$8.64	30,347

Total		11,451,357				$98,802

Fiscal 2018
December 31, 2017	January 10, 2018	2,986,249	40%	1.03%	$8.35	$24,935
March 31, 2018	April 2, 2018	2,943,198	28%	1.01%	$8.25	24,281
June 30, 2018	July 2, 2018	2,887,475	19%	0.99%	$8.20	23,677
September 30, 2018	October 2, 2018	2,839,319	17%	0.98%	$8.10	22,998

Total		11,656,241				$95,891

(1)

On October 13, 2017, and in connection with the closing of its continuous public offering, the Company amended the terms of its share repurchase program, which was first effective for the Company’s quarterly repurchase offer for the fourth quarter of 2017 to provide that shares repurchased under the program would be repurchased at a price determined as described above. Prior to amending the share repurchase program, the Company offered to repurchase common shares at a repurchase price equal to the institutional offering price in effect on the date of repurchase.

On January 2, 2019, the Company repurchased 2,899,470 shares of common stock (representing 16% of the shares of common stock tendered for repurchase and 1.00% of the shares outstanding as of such date) at $7.75 per share for aggregate consideration totaling $22,471.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and Dealer Manager

Pursuant to the investment advisory and administrative services agreement, the Advisor is entitled to a base management fee calculated at an annual rate of 1.50% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the adviser shall determine. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that the Advisor may be entitled to under the investment advisory and administrative services agreement.

Pursuant to the FSIC III Advisor investment advisory and administrative services agreement, which was in effect until April 9, 2018, FSIC III Advisor was entitled to an annual base management fee equal to 2.0% of the average weekly value of

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. Effective February 3, 2017, FSIC III Advisor contractually had agreed to permanently waive 0.25% of the base management fee to which it was entitled under the FSIC III Advisor investment advisory and administrative services agreement, so that the fee received equaled 1.75% of the average weekly value of the Company’s gross assets. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FSIC III Advisor under the FSIC III Advisor investment advisory and administrative services agreement with respect to each year.

Pursuant to the investment advisory and administrative services agreement, the Advisor oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities and other administrative services. The Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists the Company in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

Pursuant to the investment advisory and administrative services agreement, the Company reimburses the Advisor for expenses necessary to perform services related to its administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P. (which does business as FS Investments) and KKR Credit Advisors (US), LLC, or KKR Credit, providing administrative services to the Company on behalf of the Advisor. The Company reimburses the Advisor no less than monthly for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of the Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to the Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The administrative services provisions of the FSIC III Advisor investment advisory and administrative services agreement were substantially similar to the administrative services provisions of the investment advisory and administrative services agreement.

Under the FSIC III Advisor investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FSIC III Advisor or its affiliates, was responsible for its organization and offering costs in an amount up to 1.5% of gross proceeds raised in the Company’s continuous public offering. Organization and offering costs primarily included legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC III Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common stock, which included the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, FS Investments funded certain of the Company’s organization and offering costs. Following this period, the Company has paid certain of its organization and offering costs directly and reimbursed FSIC III Advisor for offering costs incurred by FSIC III Advisor on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FSIC III Advisor’s personnel and

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. Organization and offering costs funded directly by FS Investments were recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the consolidated financial statements and the organization costs were charged to expense as incurred by the Company. All other offering costs, including costs incurred directly by the Company, amounts reimbursed to FSIC III Advisor for ongoing offering costs and any reimbursements paid to FS Investments for organization and offering costs previously funded, were recorded as a reduction of capital. Commencing January 1, 2016, offering costs incurred by the Company were deferred and amortized to expense over twelve months. Following the closing of the Company’s continuous public offering to new investors in November 2017, all deferred offering costs were expensed (see Note 2).

The dealer manager for the Company’s continuous public offering was FS Investment Solutions, LLC, or FS Investment Solutions, which is one of the Company’s affiliates. Prior to the closing of the Company’s continuous public offering, the dealer manager was entitled under the dealer manager agreement, dated as of December 20, 2013, by and among the Company, FSIC III Advisor and FS Investment Solutions, or the dealer manager agreement, to receive selling commissions and dealer manager fees in connection with the sale of shares of common stock in the Company’s continuous public offering, all or a portion of which could be re-allowed to selected broker-dealers. In February 2016, the Company closed its continuous public offering to investors investing through the IBD Channel, or the IBD Channel closing. As used herein, the IBD Channel refers to sales of shares of the Company’s common stock through broker-dealers (other than the dealer manager) that are members of the Financial Industry Regulatory Authority, or FINRA, and other properly licensed financial securities firms whose contracts for investment advisory and related services do not include a fixed or “wrap” fee or other asset-based fee arrangement, and who are collectively referred to herein as selected broker-dealers. Historically, sales through the IBD Channel constituted the majority of shares sold in the Company’s continuous public offering. Prior to the IBD Channel closing, shares of the Company’s common stock in its continuous public offering were subject to a sales load of up to 10.0% of the public offering price, which consisted of selling commissions and dealer manager fees of up to 7.0% and 3.0%, respectively, of the public offering price. Following the IBD Channel closing, the dealer manager waived its right to receive any selling commissions or dealer manager fees in connection with shares of the Company’s common stock sold pursuant to its continuous public offering and, as a result, no selling commissions or dealer manager fees were paid to the dealer manager from that date forward. The price at which shares of the Company’s common stock were sold following the IBD Channel closing is referred to as the institutional offering price. The dealer manager agreement terminated in connection with the closing of the Company’s continuous public offering in November 2017.

The following table describes the fees and expenses the Company accrued under the FSIC III Advisor investment advisory and administrative services agreement and the investment advisory and administrative services agreement, as applicable, during the years ended December 31, 2018, 2017 and 2016:

			Year Ended December 31,
Related Party	Source Agreement	Description	2018	2017	2016
FSIC III Advisor and the Advisor	FSIC III Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$57,954	$67,862	$67,573
FSIC III Advisor and the Advisor	FSIC III Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$35,156	$40,765	$39,754

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

			Year Ended December 31,
Related Party	Source Agreement	Description	2018	2017	2016
FSIC III Advisor and the Advisor	FSIC III Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$3,026	$2,567	$2,922
FSIC III Advisor	FSIC III Advisor Investment Advisory and Administrative Services Agreement	Offering Costs(4)	—	$1,303	$1,521
FS Investment Solutions	Dealer Manager Agreement	Dealer Manager Fee(5)	—	—	$1,961

(1)

FSIC III Advisor contractually agreed, effective February 3, 2017, to permanently waive 0.25% of its base management fee to which it was entitled under the FSIC III Advisor investment advisory and administrative services agreement so that the fee received equaled 1.75% of the average value of the Company’s weekly gross assets. As a result, the amounts shown for the years ended December 31, 2018 and 2017 are net of waivers of  $2,594 and $8,754, respectively. During the years ended December 31, 2018, 2017 and 2016, $61,669, $68,760 and $63,761, respectively, in base management fees were paid to the Advisor and/or FSIC III Advisor. As of December 31, 2018, $13,300 in net base management fees were payable to the Advisor.

(2)

During the years ended December 31, 2018, 2017 and 2016, $40,118, $38,601 and $39,256, respectively, of subordinated incentive fees on income were paid to the Advisor and/or FSIC III Advisor. As of December 31, 2018, a subordinated incentive fee on income of  $9,525 was payable to the Advisor.

(3)

During the years ended December 31, 2018, 2017 and 2016, $2,509, $2,414 and $2,766, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC III Advisor and the Advisor, and the remainder related to other reimbursable expenses. The Company paid $2,878, $2,922, and $3,045 in administrative services expenses to FSIC III Advisor and the Advisor during the years ended December 31, 2018, 2017 and 2016, respectively.

(4)

During the years ended December 31, 2018, 2017 and 2016, the Company incurred offering costs of $0, $2,477 and $2,250, respectively, of which $0, $1,303 and $1,521, respectively, generally related to the reimbursement of marketing expenses, salaries and direct expenses of FSIC III Advisor’s and the Advisor’s employees and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. See Note 2 for a discussion regarding the Company’s change in accounting treatment of offering costs.

(5)

Represents aggregate dealer manager fees retained by FS Investment Solutions and not re-allowed to selected broker-dealers. Following the IBD Channel closing, the dealer manager waived its right to receive any selling commissions or dealer manager fees in connection with shares of the Company’s common stock sold pursuant to the Company’s continuous public offering. The fees reflected for the year ended December 31, 2016 represent fees retained by FS Investment Solutions prior to the IBD Channel closing in February 2016.

Potential Conflicts of Interest

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation IV and Corporate Capital Trust II, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated June 4, 2013, or the FS Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

FSIC III Advisor, including FS Energy and Power Fund, FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation IV and any future BDCs that are advised by FSIC III Advisor or its affiliated investment advisers. However, in connection with the investment advisory relationship with the Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors authorized and directed that the Company (i) withdraw from the FS Order, except with respect to any transaction in which the Company participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor.

FS Benefit Trust

FS Benefit Trust, or FS Trust, was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of FS Investments and its affiliates. During the years ended December 31, 2017 and 2016, FS Trust purchased $216 and $203, respectively, of the Company’s shares at a purchase price per share of  $8.64 and $8.10, respectively, which price is equal to the institutional offering price in effect on the date of purchase. During the year ended December 31, 2018, FS Trust did not purchase any of the Company’s shares.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company declared on its common stock during the years ended December 31, 2018, 2017 and 2016:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2016	$0.70000	$183,009
2017	$0.70000	$196,760
2018	$0.70000	$201,938

Subject to applicable legal restrictions and the sole discretion of the Company’s board of directors, the Company currently intends to declare regular cash distributions on a quarterly basis and pays such distributions on a monthly basis to stockholders of record, as determined on a monthly basis. On November 6, 2018 and February 19, 2019, the Company’s board of directors declared regular monthly cash distributions for January 2019 through March 2019 and April 2019 through June 2019, respectively. These distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Company’s board of directors in the amount of  $0.058331 per share. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

On October 13, 2017, the Company further amended and restated its distribution reinvestment plan, or the amended distribution reinvestment plan, which first applied to the reinvestment of cash distributions paid on or after November 29, 2017. Under the original distribution reinvestment plan, cash distributions to participating stockholders were reinvested in additional shares of the Company’s common stock at a purchase price equal to the institutional offering price in effect on the date of issuance. Under the amended distribution reinvestment plan, cash distributions to participating stockholders will be reinvested in additional shares of the Company’s common stock at a purchase price determined by the Company’s board of directors or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the net asset value per share of the Company’s common stock as of such date. Any distributions reinvested under the plan will remain taxable to a U.S. shareholder.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the years ended December 31, 2018, 2017 and 2016:

Year Ended December 31,
	2018		2017		2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	201,938	100%	196,760	100%	183,009	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—

Total	$201,938	100%	$196,760	100%	$183,009	100%

(1)

During the years ended December 31, 2018, 2017 and 2016, 90.4%, 91.6% and 92.1%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.3%, 1.6% and 2.6%, respectively, was attributable to non-cash accretion of discount and 8.3%, 6.8% and 5.3%, respectively, was attributable to PIK interest.

The Company’s net investment income on a tax basis for the years ended December 31, 2018, 2017 and 2016 was $189,821, $202,004 and $182,509, respectively. As of December 31, 2018 and 2017, the Company had $6,076 and $17,339, respectively, of undistributed net investment income and $96,629 and $54,075, respectively, of accumulated capital losses on a tax basis.

The Company’s undistributed net investment income on a tax basis as of December 31, 2017 was adjusted following the filing of the Company’s 2017 tax return in October 2018. The adjustment was primarily due to tax-basis income received by the Company during the year ended December 31, 2017 exceeding GAAP-basis income on account of interests in partnerships. The tax notices for such interests in partnerships were received by the Company subsequent to the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2017.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the inclusion of a portion of the periodic net settlement payments due on the TRS in tax-basis net investment income and the accretion of discount on the TRS and non-deductible offering costs.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017	2016
GAAP-basis net investment income	$181,730	$194,085	$169,695
Reclassification of unamortized original issue discount and prepayment fees	(13,302)	(16,210)	(14,100)
Tax-basis net investment income portion of total return swap payments	16,548	17,104	19,858
Accretion of discount on total return swap	199	1,155	2,600
Non-deductible offering costs	—	3,454	1,273
Other miscellaneous differences	4,646	2,416	3,183

Tax-basis net investment income	$189,821	$202,004	$182,509

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2018, the Company increased accumulated earnings (deficit) by $115 and reduced capital in excess of par value by $115. During the year ended December 31, 2017, the Company increased accumulated earnings (deficit) by $4,776 and reduced capital in excess of par value by $4,776.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2018 and 2017, the components of accumulated earnings on a tax basis were as follows:

	December 31,
	2018	2017
Distributable ordinary income	$6,076	$18,192
Other temporary differences	(172)	(199)
Accumulated capital losses(1)	(96,629)	(54,075)
Net unrealized appreciation (depreciation) on investments, secured borrowing and total return swap(2)	(229,111)	(104,583)

Total	$(319,836)	$(140,665)

(1)

Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of December 31, 2018, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $0 and $96,629, respectively.

(2)

As of December 31, 2018 and 2017, the gross unrealized appreciation on the Company’s investments and TRS was $129,945 and $65,093, respectively, and the gross unrealized depreciation on the Company’s investments and TRS was $359,056 and $168,852, respectively.

The aggregate cost of the Company’s investments, including the accretion of discount on the TRS, for U.S. federal income tax purposes totaled $3,815,892 and $3,441,720 as of December 31, 2018 and 2017, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis, including the Company’s TRS, was $(204,609) and $(103,759) as of December 31, 2018 and 2017, respectively.

As of December 31, 2018 and 2017, the Company had deferred tax liabilities of $0 and $0, respectively, resulting from unrealized appreciation on investments held by the Company’s wholly-owned taxable subsidiary and deferred tax assets of $1,184 and $1,384, respectively, resulting from net operating losses of the Company’s wholly-owned taxable subsidiary. As of December 31, 2018 and 2017, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize its generated net operating losses, therefore the deferred tax assets were offset by valuation allowances of $1,184 and $1,384, respectively. For the years ended December 31, 2018 and 2017, the Company did not record a provision for taxes related to its wholly-owned taxable subsidiary.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2018 and 2017:

	December 31, 2018			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,682,140	$2,639,404	73%	$2,212,948	$2,222,444	66%
Senior Secured Loans—Second Lien	332,741	292,342	8%	298,561	261,239	8%
Other Senior Secured Debt	102,348	95,337	3%	60,168	60,478	2%
Subordinated Debt	384,177	349,667	10%	558,084	552,320	17%
Asset Based Finance	158,720	161,624	4%	140,234	143,418	4%
Equity/Other	136,972	72,909	2%	163,150	101,627	3%

Total	$3,797,098	$3,611,283	100%	$3,433,145	$3,341,526	100%

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2018 and 2017 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 9. The investments underlying the TRS had a notional amount and market value of $145,371 and $141,279, respectively, as of December 31, 2018 and $340,523 and $334,647, respectively, as of December 31, 2017:

	December 31, 2018			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,804,068	$2,757,436	74%	$2,489,749	$2,493,086	68%
Senior Secured Loans—Second Lien	356,184	315,589	8%	362,283	325,244	9%
Other Senior Secured Debt	102,348	95,337	3%	60,168	60,478	1%
Subordinated Debt	384,177	349,667	9%	558,084	552,320	15%
Asset Based Finance	158,720	161,624	4%	140,234	143,418	4%
Equity/Other	136,972	72,909	2%	163,150	101,627	3%

Total	$3,942,469	$3,752,562	100%	$3,773,668	$3,676,173	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of December 31, 2018, the Company held investments in four portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” As of December 31, 2018, the Company did not “control” any of its portfolio companies. For additional information with respect to such portfolio companies, see footnote (t) to the consolidated schedule of investments as of December 31, 2018.

As of December 31, 2017, the Company held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” As of December 31, 2017, the Company did not “control” any of its portfolio companies. For additional information with respect to such portfolio companies, see footnote (u) to the consolidated schedule of investments as of December 31, 2017.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of December 31, 2018, the Company had unfunded debt investments with aggregate unfunded commitments of $128,454 and unfunded equity commitments of $47. As of December 31, 2017, the Company had twenty-three unfunded debt investments with aggregate unfunded commitments of $250,923, one unfunded commitment to purchase up to $295 in shares of preferred

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

stock of Altus Power America Holdings, LLC and one unfunded commitment to purchase up to $4 in shares of common stock of Chisholm Oil and Gas, LLC. The Company maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s audited consolidated schedule of investments as of December 31, 2018 and 2017.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$16,020	0%	$7,920	0%
Capital Goods	732,433	20%	537,439	16%
Commercial & Professional Services	317,113	9%	478,578	14%
Consumer Durables & Apparel	150,949	4%	148,917	4%
Consumer Services	170,264	5%	251,626	8%
Diversified Financials	317,165	9%	229,010	7%
Energy	188,262	5%	279,844	8%
Food & Staples Retailing	13,191	0%	7,857	0%
Food, Beverage & Tobacco	81,786	2%	48,111	1%
Health Care Equipment & Services	418,167	12%	321,520	10%
Insurance	35,035	1%	36,480	1%
Materials	119,891	3%	258,634	8%
Media	201,352	6%	207,327	6%
Pharmaceuticals, Biotechnology & Life Sciences	53,872	1%	—	—
Retailing	149,864	4%	96,411	3%
Semiconductors & Semiconductor Equipment	6,319	0%	11,635	0%
Software & Services	454,517	13%	322,869	10%
Technology Hardware & Equipment	93,380	3%	51,056	2%
Telecommunication Services	73,840	2%	26,029	1%
Transportation	17,863	1%	20,263	1%

Total	$3,611,283	100%	$3,341,526	100%

Note 7. Financial Instruments

The following is a summary of the fair value and location of the Company’s derivative instruments in the consolidated balance sheets held as of December 31, 2018:

Derivative Instrument	Statement Location	Fair Value
Interest rate swaps	Unrealized depreciation on interest rate swaps	$(2,614)

Total		$(2,614)

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

Net realized and unrealized gains and losses on derivative instruments recorded by the Company for the year ended December 31, 2018 are in the following locations in the consolidated statements of operations:

Derivative Instrument	Statement Location	Net Realized Gains (Losses)
Interest rate swaps	Net realized gains (losses) on interest rate swaps	$—

Total		$—

Derivative Instrument	Statement Location	Net Unrealized Gains (Losses)
Interest rate swaps	Net change in unrealized appreciation (depreciation) on interest rate swaps	$(2,614)

Total		$(2,614)

Offsetting of Derivative Instruments

The Company has derivative instruments that are subject to master netting agreements. These agreements include provisions to offset positions with the same counterparty in the event of default by one of the parties. The Company’s unrealized appreciation and depreciation on derivative instruments are reported as gross assets and liabilities, respectively, in the condensed consolidated statements of assets and liabilities. The following tables present the Company’s assets and liabilities related to derivatives by counterparty, net of amounts available for offset under a master netting arrangement and net of any collateral received or pledged by the Company for such assets and liabilities as of December 31, 2018:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JP Morgan Chase Bank	$—	$—	$—	$—	$—

	$—	$—	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Liabilities(3)
JP Morgan Chase Bank	$2,614	$—	$—	$—	$2,614

	$2,614	$—	$—	$—	$2,614

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Company in the event of default.

(3)	Net amount of derivative liabilities represents the net amount due from the Company to the counterparty in the event of default.

Interest Rate Swaps

Interest rate swap contracts are privately negotiated agreements between the Company and a counterparty. Pursuant to interest rate swap agreements, the Company makes fixed-rate payments to a counterparty in exchange for payments on a

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Company is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates. The Company attempts to limit counterparty risk by dealing only with well-known counterparties.

The interest rate swaps open at the end of the period are generally indicative of the volume of activity during the period.

As of December 31, 2018, the Company’s open interest rate swaps were as follows:

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Depreciation
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.78%	12/18/2023	$—	$(1,636)	$(1,636)
JP Morgan Chase Bank	$120,000	3-Month LIBOR	2.81%	12/18/2021	—	(978)	(978)

					$—	$(2,614)	$(2,614)

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2018 and 2017, the Company’s investments and total return swap were categorized as follows in the fair value hierarchy:

	December 31, 2018		December 31, 2017
Valuation Inputs	Investments	Total Return Swap	Investments	Total Return Swap
Level 1—Price quotations in active markets	$1,191	$—	$5,665	$—
Level 2—Significant other observable inputs	1,013,082	—	—	—
Level 3—Significant unobservable inputs	2,597,010	(22,062)	3,335,861	(3,756)

Total	$3,611,283	$(22,062)	$3,341,526	$(3,756)

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of December 31, 2018 and 2017, the Company’s interest rate swaps were categorized as follows in the fair value hierarchy:

	December 31, 2018		December 31, 2017
Valuation Inputs	Asset	Liability	Asset	Liability
Level 1—Price quotations in active markets	$—	$—	$—	$—
Level 2—Significant other observable inputs	—	(2,614)	—	—
Level 3—Significant unobservable inputs	—	—	—	—

Total	$—	$(2,614)	$—	$—

The Company has elected the fair value option under ASC Topic 825, Financial Instruments , or ASC Topic 825, relating to accounting for debt obligations at their fair value for its secured borrowing which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowing as a component of the net change in unrealized appreciation (depreciation) on secured borrowing in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

The Company’s investments consist primarily of debt investments that were acquired directly from the issuer. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated repayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Such investments described above are typically classified as Level 3 within the fair value hierarchy. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, the Company typically values its other investments and interest rate swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services and are typically classified as Level 2 within the fair value hierarchy.

The Company values the TRS in accordance with the agreements between Center City Funding and Citibank that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee and the board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the Company’s valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 9 for additional information regarding the TRS.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, and independent valuation firms as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. The valuation committee and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the years ended December 31, 2018 and 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$2,222,444	$261,239	$60,478	$552,320	$143,418	$95,962	$3,335,861
Accretion of discount (amortization of premium)	1,426	262	5	—	—	16	1,709
Net realized gain (loss)	(4,805)	(2,840)	(1,063)	(1)	—	(26,656)	(35,365)
Net change in unrealized appreciation (depreciation)	(52,015)	(18,113)	449	(860)	(280)	(1,716)	(72,535)
Purchases	915,519	113,856	—	47,681	245	4,321	1,081,622
Paid-in-kind interest	6,244	1,214	170	25	19,070	1,179	27,902
Sales and repayments	(700,705)	(134,512)	(13,111)	(48,832)	(829)	(698)	(898,687)
Net transfers in or out of Level 3 (1)	(196,458)	(57,097)	(39,432)	(549,481)	—	(1,029)	(843,497)

Fair value at end of period	$2,191,650	$164,009	$7,496	$852	$161,624	$71,379	$2,597,010

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(48,456)	$(15,566)	$(89)	$(860)	$(63)	$(26,940)	$(91,974)

	For the Year Ended December 31, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$2,135,929	$235,293	$84,664	$500,885	$121,772	$159,794	$3,238,337
Accretion of discount (amortization of premium)	2,543	5,762	183	15,530	(620)	—	23,398
Net realized gain (loss)	(1,079)	(4,428)	4,227	1,377	—	(14,246)	(14,149)
Net change in unrealized appreciation (depreciation)	8,300	(24,039)	1,783	(10,498)	3,815	(62,997)	(83,636)
Purchases	915,775	173,639	91,758	187,648	68	13,411	1,382,299
Paid-in-kind interest	1,701	4,934	81	13	18,383	—	25,112
Sales and repayments	(840,725)	(129,922)	(122,218)	(142,635)	—	—	(1,235,500)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,222,444	$261,239	$60,478	$552,320	$143,418	$95,962	$3,335,861

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$8,583	$(28,113)	$3,444	$(7,635)	$3,817	$(3,020)	$(22,924)

(1)

As of June 30, 2018, the Company determined to classify certain investments whose valuations were obtained from independent third-party pricing services as Level 2 in the fair value hierarchy as the Company identified significant other observable inputs used in these market quotations. It is the Company’s policy to recognize transfers between levels at the beginning of the reporting period.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the years ended December 31, 2018 and 2017 of the TRS and secured borrowing for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Return Swap		Secured Borrowing
	For the Year Ended December 31,		For the Year Ended December 31,
	2018	2017	2018	2017
Fair value at beginning of period	$(3,756)	$11,403	$—	$(14,040)
Amortization of premium (accretion of discount)	—	—	—	(28)
Net realized gain (loss)	(12,952)	24,011	—	(100)
Net change in unrealized appreciation (depreciation)	(18,306)	(15,159)	—	239
Proceeds	—	—	—	—
Sales and repayments	12,952	(24,011)	—	13,929
Net transfers in or out of Level 3	—	—	—	—

Fair value at end of period	$(22,062)	$(3,756)	$—	$—

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to the total return swap and secured borrowing still held at the reporting date	$(18,306)	$(15,159)	$—	$—

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2018 and 2017 were as follows:

Type of Investment	Fair Value at December 31, 2018	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,957,628	Market Comparables	Market Yield (%)	6.9% - 16.8%	10.8%
			EBITDA Multiples (x)	5.3x - 9.5x	6.9x
			Revenue Multiples (x)	0.1x - 0.1x	0.1x
	150,621	Other(2)	Other(2)	N/A	N/A
	83,401	Cost	Cost	99.0% - 100.0%	99.5%
Senior Secured Loans—Second Lien	120,507	Market Comparables	Market Yield (%)	8.9% - 15.0%	12.0%
	4,096	Other(2)	Other(2)	N/A	N/A
	39,406	Cost	Cost	98.5% - 98.5%	98.5%
Other Senior Secured Debt	7,496	Market Comparables	Market Yield (%)	8.2% - 13.6%	10.3%
Subordinated Debt	852	Market Comparables	Market Yield (%)	12.0% - 20.0%	15.1%
			EBITDA Multiples (x)	9.6x - 10.1x	9.9x
Asset Based Finance	154,969	Market Comparables	Market Yield (%)	17.7% - 19.0%	18.4%
			Net Aircraft Book Value Multiple (x)	1.0x - 1.0x	1.0x
	6,655	Market Quotes	Indicative Dealer Quotes	71.3% - 99.6%	61.9%
Equity/Other	42,939	Market Comparables	Capacity Multiple ($/kW)	$1,875.0 - $2,125.0	$2,000.0
			EBITDA Multiples (x)	4.0x - 14.3x	7.4x
			Net Aircraft Book Value Multiple (x)	1.0x - 1.0x	1.0x
			Production Multiples (Mboe/d)	$31,250.0 - $38,750.0	$35,795.1
			Proved Reserves Multiples (Mmboe)	$7.0 - $13.8	$12.3
			PV-10 Multiples (x)	0.8x - 1.3x	0.9x
	426	Option Valuation Model	Volatility (%)	30.0% - 30.0%	30.0%
	27,048	Other(2)	Other(2)	N/A	N/A
	966	Cost	Cost	100.0% - 100.0%	100.0%

Total	$2,597,010

Total Return Swap	$(22,062)	Market Quotes	Indicative Dealer Quotes	89.1% - 100.0%	95.9%

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,893,151	Market Comparables	Market Yield (%)	4.8% - 14.0%	9.6%
			EBITDA Multiples (x)	5.0x - 7.5x	7.2x
	128,916	Other(2)	Other	N/A	N/A
	200,377	Market Quotes	Indicative Dealer Quotes	20.0% - 102.1%	95.8%
Senior Secured Loans—Second Lien	200,702	Market Comparables	Market Yield (%)	8.3% - 20.7%	15.4%
			EBITDA Multiples (x)	5.0x - 6.5x	6.2x
	60,537	Market Quotes	Indicative Dealer Quotes	9.4% - 103.3%	81.7%
Other Senior Secured Debt	9,411	Market Comparables	Market Yield (%)	7.7% - 12.3%	10.0%
			EBITDA Multiples (x)	4.8x - 5.3x	5.0x
			Production Multiples (Mboe/d)	$42,250.0 - $44,750.0	$43,500.0
			Proved Reserves Multiples (Mmboe)	$10.3 - $11.3	$10.8
			PV-10 Multiples (x)	0.8x - 0.8x	0.8x
	11,635	Other(2)	Other	N/A	N/A
	39,432	Market Quotes	Indicative Dealer Quotes	95.5% - 109.0%	101.6%
Subordinated Debt	2,840	Market Comparables	Market Yield (%)	11.6% - 12.1%	11.9%
			EBITDA Multiples (x)	10.5x - 11.0x	10.8x
	549,480	Market Quotes	Indicative Dealer Quotes	50.0% - 108.5%	98.4%
Asset Based Finance	135,856	Market Comparables	Market Yield (%)	14.3% - 15.8%	14.5%
	7,562	Market Quotes	Indicative Dealer Quotes	82.2% - 100.2%	83.9%
Equity/Other	71,439	Market Comparables	Capacity Multiple ($/kW)	$2,000.0 - $2,250.0	$2,125.0
			EBITDA Multiples (x)	4.8x - 23.5x	11.4x
			Production Multiples (Mboe/d)	$42,250.0 - $51,250.0	$44,839.6
			Proved Reserves Multiples (Mmboe)	$10.0 - $11.3	$10.6
			PV-10 Multiples (x)	0.8x - 2.4x	1.1x
		Option Valuation Model	Volatility (%)	30.0% - 30.0%	30.0%
	23,494	Other(2)	Other	N/A	N/A
	1,029	Market Quotes	Indicative Dealer Quotes	1.6% - 9.5%	7.9%

Total	$3,335,861

Total Return Swap	$(3,756)	Market Quotes	Indicative Dealer Quotes	58.3% - 101.5%	96.7%

(1)

Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services, with the exception of investments in the TRS, which was valued by using the bid price from dealers on the date of the relevant period end. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of December 31, 2018 and 2017:

	As of December 31, 2018
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage Facility	L+1.25%	$—		$250,000	June 15, 2019(2)
Deutsche Bank Credit Facility(1)	Revolving Credit Facility	L+2.25%	269,000		81,000	September 22, 2019
JPM Credit Facility(1)	Term Loan Credit Facility	L+2.50%	340,000		60,000	July 16, 2022
Goldman Facility(1)	Repurchase Agreement	L+2.50%	300,000		—	July 15, 2019
Senior Secured Revolving Credit Facility(1)	Revolving Credit Facility	L+2.00% - 2.25%(3)	290,594	(4)	359,406	August 9, 2023

Total			$1,199,594		$750,406

Citibank Total Return Swap	Total Return Swap	L+1.55%	$145,371		$4,629	N/A(5)

	As of December 31, 2017
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage Facility	L+1.25%	$187,700		$62,300	September 27, 2018(2)
Deutsche Bank Credit Facility(1)	Revolving Credit Facility	L+2.25%	350,000		—	September 22, 2019
JPM Credit Facility(1)	Term Loan Credit Facility	L+2.69%	400,000		—	May 8, 2019
Goldman Facility(1)	Repurchase Agreement	L+2.50%	300,000		—	July 15, 2019
Capital One Credit Facility(1)	Revolving Credit Facility	L+1.75% to L+2.50%	150,000		—	August 13, 2020

Total			$1,387,700		$62,300

Citibank Total Return Swap	Total Return Swap	L+1.55%	$340,523		$159,477	N/A(6)

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)

As described below, this facility generally is terminable upon 270 days’ notice by either party. On September 18, 2018, Burholme Funding LLC gave notice of its intent to terminate the facility on June 15, 2019.

(3)	The spread over LIBOR is determined by reference to the ratio of the value of the borrowing base to the aggregate amount of certain outstanding indebtedness of the Company.

(4)

Amount includes borrowings in U.S. dollars, Canadian dollars and Euros. Canadian dollar balance outstanding of CAD $5,600 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.73 as of December 31, 2018 and Euro balance outstanding of €1,300 has been converted to U.S. dollars at an exchange rate of EUR €1.00 to $1.15 as of December 31, 2018 to reflect total amount outstanding in U.S. dollars.

(5)

The TRS may be terminated by Center City Funding at any time, subject to payment of an early termination fee if prior to June 30, 2019, or by Citibank on or after June 30, 2019, in each case, in whole or in part, upon prior written notice to the other party.

(6)

The TRS may be terminated by Center City Funding at any time, subject to payment of an early termination fee if prior to March 31, 2018, or by Citibank on or after March 31, 2018, in each case, in whole or in part, upon prior written notice to the other party.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

For the years ended December 31, 2018, 2017 and 2016, the components of total interest expense for the Company’s financing arrangements were as follows:

	Year Ended December 31,
	2018			2017			2016
Arrangement(1)	Interest Expense(2)	Amortization of Deferred Financing Costs	Total Interest Expense	Interest Expense(2)	Amortization of Deferred Financing Costs	Total Interest Expense	Interest Expense(2)	Amortization of Deferred Financing Costs	Total Interest Expense
BNP Facility	$4,692	$—	$4,692	$5,196	$62	$5,258	$3,038	$13	$3,051
Deutsche Bank Credit Facility	15,388	889	16,277	12,336	929	13,265	7,738	750	8,488
JPM Credit Facility	19,632	376	20,008	15,745	144	15,889	12,806	118	12,924
Goldman Facility	14,203	397	14,600	11,227	398	11,625	9,621	399	10,020
Capital One Credit Facility	3,537	724	4,261	5,701	276	5,977	4,487	277	4,764
Senior Secured Revolving Credit Facility	5,552	367	5,919	—	—	—	—	—	—
Partial Loan Sale(3)	—	—	—	665	28	693	325	12	337

Total	$63,004	$2,753	$65,757	$50,870	$1,837	$52,707	$38,015	$1,569	$39,584

(1)

Borrowings of each of the Company’s wholly-owned financing subsidiaries are considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

(2)	Interest expense includes the effect of non-usage fees, administration fees and make-whole fees, if any.

(3)	Total interest expense for the secured borrowing includes the effect of amortization of discount.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2018 were $1,309,853 and 4.81%, respectively. As of December 31, 2018, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 5.20%.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2017 were $1,372,505 and 3.66%, respectively. As of December 31, 2017, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.77%.

BNP Facility

On October 17, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Burholme Funding LLC, or Burholme Funding, entered into a committed facility arrangement, or the BNP Facility, with BNP Paribas Prime Brokerage International, Ltd. (as assignee of BNP Paribas Prime Brokerage, Inc.), or BNPP. Under the terms of the BNP Facility, as amended, the maximum committed financing available to Burholme Funding is $250,000, the interest rate payable on borrowings under the committed facility agreement is three-month LIBOR plus 125 basis points and the commitment fee payable under the committed facility agreement is (a) 65 basis points on unused amounts so long as 75% or more of the facility amount is utilized or (b) 85 basis points on unused amounts if less than 75% of the facility amount is utilized.

Burholme Funding’s obligations to BNPP under the BNP Facility are secured by a first priority security interest in substantially all of the assets of Burholme Funding, including its portfolio of securities. The value of securities required to be pledged by Burholme Funding is determined in accordance with the margin requirements described in the BNP Facility agreements. The obligations of Burholme Funding under the BNP Facility are non-recourse to the Company and the Company’s exposure under the BNP Facility is limited to the value of its investment in Burholme Funding.

Absent a default or facility termination event (or the ratings decline described in the following sentence), BNPP is required to provide Burholme Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of S&P, Moody’s or Fitch Ratings, Inc., during the term of the BNP Facility. Upon any such termination, BNPP is required to pay Burholme Funding a fee equal to 0.50% of the maximum amount of financing available on the

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

termination date. Burholme Funding may terminate the committed facility agreement upon 270 days’ notice. On September 18, 2018, Burholme Funding gave notice of its intent to terminate the facility on June 15, 2019.

In connection with the BNP Facility, Burholme Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The BNP Facility agreements contain events of default and termination events customary for similar financing transactions, and additionally an event of default or termination event upon the termination of the investment advisory and administrative services agreement or if the Advisor otherwise ceases to act as the Company’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNPP.

The Company incurred costs in connection with obtaining and amending the BNP Facility, which the Company recorded as deferred financing costs on its consolidated balance sheets and amortized to interest expense over the life of the BNP Facility. As of December 31, 2018, all of such deferred financing costs had been amortized to interest expense.

Deutsche Bank Credit Facility

On December 2, 2014, the Company’s wholly-owned, special-purpose financing subsidiary, Dunlap Funding LLC, or Dunlap Funding, entered into a revolving credit facility, or the Deutsche Bank Credit Facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent, each of the lenders and other agents from time to time party thereto, and Wells Fargo Bank, National Association, or Wells Fargo, as the collateral agent and collateral custodian. Under the terms of the Deutsche Bank Credit Facility, as amended, the aggregate principal amount of available borrowings is $350,000 on a committed basis and the interest rate payable on borrowings under the credit facility is three-month LIBOR plus 2.25% per annum. In addition, under the terms of the Deutsche Bank Credit Facility, as amended, Dunlap Funding is subject to (i) a non-usage fee of 0.50% per annum to the extent the aggregate principal amount available has not been borrowed, (ii) a make-whole fee on a quarterly basis effectively equal to a portion of the spread that would have been payable if the full amount under the Deutsche Bank Credit Facility had been borrowed, less the non-usage fee accrued during such quarter and (iii) an administration fee. Any amounts borrowed under the Deutsche Bank Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on September 22, 2019.

On February 19, 2019, the Deutsche Bank Credit Facility was amended to, among other things, (i) increase the aggregate principal amount of available borrowings to $500,000, (ii) extend the end of the revolving period to February 26, 2022, (iii) extend the maturity date to February 26, 2024, (iii) permit borrowings in certain foreign currencies up to a specified sublimit, (iv) decrease the interest rate to, during the revolving period, 2.00% per annum, and after the revolving period, 2.10% per annum, in each case, plus 3-month LIBOR (or the relevant reference rate for any foreign currency borrowings), and (v) decrease the non-usage fee to 0.25%.

Dunlap Funding’s obligations to Deutsche Bank under the Deutsche Bank Credit Facility are secured by a first priority security interest in substantially all of the assets of Dunlap Funding, including its portfolio of assets. The obligations of Dunlap Funding under the Deutsche Bank Credit Facility are non-recourse to the Company, and the Company’s exposure under the Deutsche Bank Credit Facility is limited to the value of its investment in Dunlap Funding.

Borrowings under the Deutsche Bank Credit Facility are subject to compliance with a borrowing base, and the amount of funds advanced to Dunlap Funding varies depending upon the types of assets in Dunlap Funding’s portfolio.

The occurrence of certain events described as “Investment Manager Events of Default” in the loan financing and servicing agreement which governs the Deutsche Bank Credit Facility triggers (i) a requirement that Dunlap Funding obtain the consent of Deutsche Bank prior to entering into any transaction with respect to portfolio assets and (ii) the right of Deutsche Bank to direct Dunlap Funding to enter into transactions with respect to any portfolio assets, in each case in Deutsche Bank’s sole discretion. Investment Manager Events of Default include non-performance of any obligation under the transaction documents by the Company, and other events with respect to Dunlap Funding, us or the Advisor, that are adverse to Deutsche Bank and the other secured parties under the Deutsche Bank Credit Facility.

In connection with the Deutsche Bank Credit Facility, Dunlap Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

The Deutsche Bank Credit Facility contains events of default customary for similar financing transactions, including: (a) the failure to make principal or interest payments within two business days of when due; (b) the aggregate principal amount of the advances exceeds the borrowing base and is not cured within two business days; (c) the insolvency or bankruptcy of Dunlap Funding or us; (d) a change of control of Dunlap Funding; (e) the failure of Dunlap Funding to qualify as a bankruptcy-remote entity; and (f) the minimum equity condition contained in the Deutsche Bank Credit Facility is not satisfied and such condition is not cured within two business days. Upon the occurrence and during the continuation of an event of default, Deutsche Bank may declare the outstanding advances and all other obligations under the Deutsche Bank Credit Facility immediately due and payable. During the continuation of an event of default, Dunlap Funding must pay interest at a default rate.

The Company incurred costs in connection with obtaining and amending the facility, which the Company has recorded as deferred financing costs on the Company’s consolidated balance sheets and amortizes to interest expense over the life of the Deutsche Bank Credit Facility. As of December 31, 2018, $261 of such deferred financing costs had yet to be amortized to interest expense.

JPM Credit Facility

On May 8, 2015, the Company’s wholly-owned, special-purpose financing subsidiary, Jefferson Square Funding LLC, or Jefferson Square Funding, entered into a senior secured term loan credit facility, or the JPM Credit Facility, with JPMorgan Chase Bank, National Association, or JPM, as administrative agent, each of the lenders from time to time party thereto, Citibank N.A., or Citibank, as collateral agent, and Virtus Group, LP, or Virtus, as collateral administrator. Under the terms of the JPM Credit Facility, as amended, the aggregate principal amount of borrowings, available in U.S. dollars or certain foreign currencies up to a certain specified sublimit, is $400,000, the interest rate payable on borrowings under the credit facility is three-month LIBOR (or the relevant reference rate for any foreign currency borrowings) plus 2.50% per annum and any amounts borrowed under the JPM Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 16, 2022.

Jefferson Square Funding’s obligations to JPM under the JPM Credit Facility are secured by a first priority security interest in substantially all of the assets of Jefferson Square Funding, including its portfolio of assets. The obligations of Jefferson Square Funding under the JPM Credit Facility are non-recourse to the Company, and the Company’s exposure under the JPM Credit Facility is limited to the value of the Company’s investment in Jefferson Square Funding.

Borrowings under the JPM Credit Facility are subject to a compliance condition which will be satisfied at any given time if the ratio of  (i) outstanding advances to Jefferson Square Funding minus the amount of principal and certain interest proceeds in Jefferson Square Funding’s accounts to (ii) the net asset value of Jefferson Square Funding’s portfolio of assets is not greater than sixty percent (60%).

In connection with the JPM Credit Facility, Jefferson Square Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The JPM Credit Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, JPM may declare the outstanding advances and all other obligations under the JPM Credit Facility immediately due and payable.

The occurrence of events of default (as described above) or events defined as “Coverage Events” in the loan agreement governing the JPM Credit Facility triggers (i) a requirement that Jefferson Square Funding obtain the consent of JPM prior to entering into any sale or disposition with respect to portfolio assets and (ii) certain rights of JPM to direct Jefferson Square Funding to enter into sales or dispositions with respect to any portfolio assets, in each case, in JPM’s sole discretion.

On July 16, 2018, the JPMorgan Credit Facility was amended and restated to, among other things, (i) temporarily increase the total amount of available borrowings to $800,000, the proceeds of which were used to repay and terminate all loans outstanding under the Capital One Credit Facility described under “—Capital One Credit Facility” and (ii) replace both Citibank, in its role as collateral agent and securities intermediary, and Virtus, in its role as collateral administrator, with State Street Bank and Trust Company. On March 4, 2019, the JPMorgan Credit Facility was again amended and restated to, among other things, replace State Street Bank and Trust Company, in its role as collateral agent, securities intermediary, and collateral administrator, with Wells Fargo.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

On August 9, 2018, Jefferson Square elected to pay down and reduce the total amount of borrowings available under the JPM Credit Facility from $800,000 to $400,000 in connection with the Company entering into the Senior Secured Revolving Credit Facility described under “—Senior Secured Revolving Credit Facility”.

The Company incurred costs in connection with obtaining and amending the JPM Credit Facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM Credit Facility. As of December 31, 2018, $2,092 of such deferred financing costs had yet to be amortized to interest expense.

Goldman Facility

On June 18, 2015, the Company, through its two wholly-owned, special-purpose financing subsidiaries, Germantown Funding LLC, or Germantown Funding and Society Hill Funding LLC, or Society Hill Funding, entered into a debt financing arrangement with Goldman Sachs Bank USA, or Goldman, pursuant to which up to $300,000 is available to the Company. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternative arrangements.

The Company may sell and/or contribute assets to Germantown Funding from time to time pursuant to an amended and restated sale and contribution agreement, dated as of June 18, 2015, between the Company and Germantown Funding, or the sale and contribution agreement. The assets held by Germantown Funding secure the obligations of Germantown Funding under floating rate notes, or the notes issued from time to time by Germantown Funding to Society Hill Funding pursuant to an indenture, dated as of June 18, 2015, with Citibank, as trustee, or the indenture. Pursuant to the indenture, the aggregate principal amount of notes that may be issued by Germantown Funding from time to time is $500,000. Society Hill Funding has purchased the notes issued by Germantown Funding from time to time at a purchase price equal to their par value.

Interest on the notes under the indenture will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal and any unpaid interest on the notes will be due and payable on the stated maturity date of October 15, 2027.

Society Hill Funding, in turn, has entered into a repurchase transaction with Goldman, pursuant to the terms of a master repurchase agreement and the related annex and master confirmation thereto, each dated as of June 18, 2015 and effective as of July 15, 2015, or collectively, the Goldman Facility. Pursuant to the Goldman Facility, from time to time, Goldman has purchased notes held by Society Hill Funding for an aggregate purchase price equal to 60% of the principal amount of notes purchased. Subject to certain conditions, the maximum principal amount of notes that may be purchased under the Goldman Facility is $500,000. Accordingly, the aggregate maximum amount made available under the Goldman Facility will not exceed $300,000.

Society Hill Funding will repurchase the notes sold to Goldman under the Goldman Facility no later than July 15, 2019. The repurchase price paid by Society Hill Funding to Goldman will be equal to the purchase price paid by Goldman for the repurchased notes, plus financing fees accrued at the applicable pricing rate under the Goldman Facility. Up until November 15, 2015, financing fees were accrued on the aggregate purchase price paid by Goldman for such notes. Thereafter, financing fees have accrued, and will continue to accrue, on $300,000 (even if the aggregate purchase price paid for notes purchased by Goldman at that time is less than that amount), unless and until the outstanding amount is reduced in accordance with the terms of the Goldman Facility. If the Goldman Facility is accelerated prior to July 15, 2019 due to an event of default or the failure of Germantown Funding to commit to sell any underlying assets that become defaulted obligations within 30 days, then Society Hill Funding must pay to Goldman a fee equal to the present value of the aggregate amount of the financing fees that would have been payable to Goldman from the date of acceleration through July 15, 2019 had the acceleration not occurred. The financing fee under the Goldman Facility is equal to three-month LIBOR plus a spread of up to 2.50% per annum for the relevant period.

Goldman may require Society Hill Funding to post cash collateral if the market value of the notes (measured by reference to the market value of Germantown Funding’s portfolio of assets), together with any posted cash collateral, is less than the required margin amount under the Goldman Facility; provided, however, that Society Hill Funding will not be required to post cash collateral with Goldman until such market value has declined at least 10% from the initial market value of the notes. In

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

addition, if the market value of any underlying asset held in Germantown Funding’s portfolio of assets is less than 70% of the initial market value of such underlying asset, Goldman may require Society Hill Funding to post additional cash collateral in an amount equal to 15% of the outstanding principal balance of such underlying asset. In each such event, in order to satisfy these requirements, Society Hill Funding intends to borrow funds from the Company pursuant to an uncommitted revolving credit agreement, dated as of June 18, 2015, between Society Hill Funding, as borrower, and the Company, as lender, or the revolving credit agreement. The Company may, in its sole discretion, make such loans from time to time to Society Hill Funding pursuant to the terms of the revolving credit agreement. Borrowings under the revolving credit agreement may not exceed $300,000 and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Under the Goldman Facility, Society Hill Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Goldman Facility contains events of default customary for similar financing transactions, including: (a) failure to transfer the Notes to Goldman on the applicable purchase date or repurchase the Notes from Goldman on the applicable repurchase date; (b) failure to pay certain fees and make-whole amounts when due; (c) failure to post cash collateral as required; (d) the occurrence of insolvency events with respect to Society Hill Funding; and (e) the admission by Society Hill Funding of its inability to, or its intention not to, perform any of its obligations under the Goldman Facility.

In connection with the notes and the indenture, Germantown Funding also entered into (i) an amended and restated investment management agreement with the Company, as investment manager, dated as of June 18, 2015, or the management agreement, pursuant to which the Company will manage the assets of Germantown Funding; and (ii) a collateral administration agreement with Virtus, as collateral administrator, dated as of June 18, 2015, pursuant to which Virtus will perform certain administrative services with respect to the assets of Germantown Funding.

As of December 31, 2018 and 2017, notes in an aggregate principal amount of  $500,000 and $500,000, respectively, had been purchased by Society Hill Funding from Germantown Funding and subsequently sold to Goldman under the Goldman Facility for aggregate proceeds of $300,000 and $300,000, respectively. The Company funded each purchase of the notes by Society Hill Funding through a capital contribution to Society Hill Funding. As of December 31, 2018 and 2017, Society Hill Funding’s liability under the Goldman Facility was $300,000 and $300,000, respectively, plus $3,209 and $2,476, respectively, of accrued interest expense. The notes issued by Germantown Funding and purchased by Society Hill Funding eliminate in consolidation on the Company’s financial statements.

As of December 31, 2018 and 2017, the fair value of assets held by Germantown Funding was $601,390 and $621,109, respectively.

The Company incurred costs in connection with obtaining the Goldman Facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the Goldman Facility. As of December 31, 2018, $214 of such deferred financing costs had yet to be amortized to interest expense.

Capital One Credit Facility

On July 16, 2018, in connection with the temporary upsize of the JPM Credit Facility, Chestnut Hill Funding LLC, or Chestnut Hill Funding, repaid and terminated the revolving credit facility, or the Capital One Credit Facility, with Capital One, National Association, or Capital One, as administrative agent, hedge counterparty, lead arranger and sole bookrunner, each of the conduit lenders and institutional lenders from time to time party thereto, and Wells Fargo, as collateral agent, account bank and collateral custodian. The Capital One Credit Facility provided for borrowings in an aggregate principal amount up to $150,000 on a committed basis. Prior to the termination of the Capital One Credit Facility, borrowings under the Capital One Credit Facility accrued interest at a rate equal to LIBOR for each one-month, two-month or three-month interest period, as elected by Chestnut Hill Funding, in each case plus an applicable spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period. Chestnut Hill Funding was also subject to (i) a non-usage fee to the extent it had not borrowed the aggregate principal amount available under the credit facility and (ii) a make-whole fee to the extent it had borrowed less than 60% of the aggregate principal amount available under the Capital One Credit Facility.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Senior Secured Revolving Credit Facility

On August 9, 2018, the Company entered into a senior secured revolving credit facility, or the Senior Secured Revolving Credit Facility, with FS KKR Capital Corp. (formerly FS Investment Corporation), or FSK, FS Investment Corporation II, or FSIC II, and prior to its merger with and into FSK, Corporate Capital Trust, Inc., JPM, as administrative agent, ING Capital LLC, or ING, as collateral agent and the lenders party thereto. The Senior Secured Revolving Credit Facility provided for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $3,435,000, with an option for the Company to request, at one or more times, that existing or new lenders, at their election, provide up to $1,717,500 of additional commitments. The Senior Secured Revolving Credit Facility initially provided for a sublimit available for the Company to borrow up to $650,000 of the total facility amount, subject to increase or reduction from time to time pursuant to the terms of the Senior Secured Revolving Credit Facility and the oversight and approval of the Company’s board of directors. A sublimit of the total facility amount also is available to each of FSK and FSIC II, as additional borrowers, and the obligations of the other borrowers under the Senior Secured Revolving Credit Facility are several (and not joint) in all respects. The Senior Secured Revolving Credit Facility provides for the issuance of letters of credit on behalf of the Company in an aggregate face amount not to exceed $25,000.

On November 8, 2018, the total facility amount was increased to $3,515,000. The Company’s sublimit did not change in connection with this increase.

Availability under the Senior Secured Revolving Credit Facility will terminate on August 9, 2022, or the Revolver Termination Date, and the outstanding loans under the Senior Secured Revolving Credit Facility will mature on August 9, 2023. The Senior Secured Revolving Credit Facility also requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the Revolver Termination Date.

The proceeds of the Senior Secured Revolving Credit Facility initially drawn by the Company were used in part to prepay a portion of the loans outstanding as of August 9, 2018 under the JPM Credit Facility in connection with Jefferson Square’s reduction of the total amount of borrowings available under the JPM Credit Facility from $800,000 to $400,000.

Borrowings under the Senior Secured Revolving Credit Facility are subject to compliance with a borrowing base test. Interest under the Senior Secured Revolving Credit Facility for (i) loans for which the Company elects the base rate option, (A) if the value of the borrowing base is equal to or greater than 1.85 times the aggregate amount of certain outstanding indebtedness of the Company, or the Combined Debt Amount, is payable at an “alternate base rate” (which is the greatest of (a) the prime rate as publicly announced by JPM, (b) the sum of (x) the greater of (I) the federal funds effective rate and (II) the overnight bank funding rate plus (y) 0.5%, and (c) the one month LIBOR plus 1% per annum) plus 1.00% and, (B) if the value of the borrowing base is less than 1.85 times the Combined Debt Amount, the alternate base rate plus 1.25%; and (ii) loans for which the Company elects the Eurocurrency option (A) if the value of the borrowing base is equal to or greater than 1.85 times the Combined Debt Amount, is payable at a rate equal to LIBOR plus 2.00% and (B) if the value of the borrowing base is less than 1.85 times the Combined Debt Amount, is payable at a rate equal to LIBOR plus 2.25%. The Company will pay a non-usage fee of at least 0.375% and up to 0.50% per annum (based on the immediately preceding quarter’s average usage) on the unused portion of its sublimit under the Senior Secured Revolving Credit Facility during the revolving period. The Company also will be required to pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the Senior Secured Revolving Credit Facility.

In connection with the Senior Secured Revolving Credit Facility, the Company has made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, the Company must comply with the following financial covenants: (a) the Company must maintain a minimum shareholders’ equity, measured as of each fiscal quarter end; and (b) the Company must maintain at all times a 200% asset coverage ratio.

The Senior Secured Revolving Credit Facility contains events of default customary for facilities of this type. Upon the occurrence of an event of default, JPM, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the Senior Secured Revolving Credit Facility immediately due and payable.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

The Company’s obligations under the Senior Secured Revolving Credit Facility are guaranteed by certain of the Company’s subsidiaries. The Company’s obligations under the Senior Secured Revolving Credit Facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder.

The Company incurred costs in connection with obtaining and amending the Senior Secured Revolving Credit Facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the Senior Secured Revolving Credit Facility. As of December 31, 2018, $4,263 of such deferred financing costs had yet to be amortized to interest expense.

Citibank Total Return Swap

Counterparty	Description	Termination Date	Value
Citibank	A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate.	Citibank may terminate the TRS from any time on or after June 30, 2019. Center City Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank.	$(22,062)

On June 26, 2014, the Company’s wholly-owned financing subsidiary, Center City Funding LLC, or Center City Funding, entered into a TRS for a portfolio of primarily senior secured floating rate loans with Citibank, which has subsequently been amended.

A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The TRS with Citibank enables the Company, through its ownership of Center City Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Center City Funding borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Center City Funding under the TRS are non-recourse to the Company and its exposure under the TRS is limited to the value of the Company’s investment in Center City Funding, which generally will equal the value of cash collateral provided by Center City Funding under the TRS. Pursuant to the terms of the TRS, Center City Funding may select a portfolio of loans with a maximum aggregate notional amount (determined at the time each such loan becomes subject to the TRS) of  $150,000. Center City Funding is required to initially cash collateralize a specified percentage of the notional amount of each loan that becomes subject to the TRS in accordance with margin requirements described in the agreements between Center City Funding and Citibank that collectively establish the TRS, or collectively, the TRS agreement. Under the terms of the TRS, Center City Funding has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS.

Pursuant to the terms of an investment management agreement that the Company has entered into with Center City Funding, the Company acts as the investment manager of the rights and obligations of Center City Funding under the TRS, including selecting the specific loans to be included in the portfolio of loans subject to the TRS.

Each individual loan in the portfolio of loans subject to the TRS, and the portfolio of loans taken as a whole, must meet criteria described in the TRS agreement, including a requirement that substantially all of the loans underlying the TRS be rated by Moody’s Investors Service, Inc., or Moody’s, and Standard & Poor’s Ratings Services, or S&P, and quoted by a nationally recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. Center City Funding receives from Citibank all interest and fees payable in

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

respect of the loans included in the portfolio. Center City Funding pays to Citibank interest at a rate equal to one-month LIBOR plus 1.55% per annum on the utilized notional amount of the loans subject to the TRS.

Under the terms of the TRS, Center City Funding may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans below a specified amount. The amount of collateral required to be posted by Center City Funding is determined primarily on the basis of the aggregate value of the underlying loans. The terms of the TRS with Citibank, the counter-party, incorporate a master netting arrangement. If Center City Funding enters into another derivative with the counter-party, it could be offset with the TRS. As of December 31, 2018 and 2017, there were no other contracts to offset the TRS. The Company has no contractual obligation to post any such additional collateral or to make any interest payments to Citibank. The Company may, but is not obligated to, increase its equity investment in Center City Funding for the purpose of funding any additional collateral or payment obligations for which Center City Funding may become obligated during the term of the TRS. If the Company does not make any such additional investment in Center City Funding and Center City Funding fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Center City Funding under the TRS. In the event of an early termination of the TRS prior to the ramp-down period, Center City Funding would be required to pay an early termination fee. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments, based on the minimum utilization amount, which would be owed by Center City Funding to Citibank for the period from the termination date through and including June 30, 2019. Such monthly payments will equal the present value of the product of  (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($150,000), multiplied by (z) 1.55% per annum, as applicable.

Center City Funding will be required to pay an early termination fee to Citibank if it elects to terminate the TRS at any time prior to June 30, 2019. Center City Funding is required to pay a minimum usage fee if less than 80% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 80% but less than 100% of the maximum notional amount of the TRS is utilized.

As of December 31, 2018 and 2017, the fair value of the TRS was $(22,062) and $(3,756), respectively, which is reflected in the Company’s consolidated balance sheets as unrealized appreciation (depreciation) on total return swap. As of December 31, 2018 and 2017, the receivable due on the TRS was $1,071 and $1,107, respectively, which is reflected in the Company’s consolidated balance sheets as receivable due on total return swap. As of December 31, 2018 and 2017, the Company posted $128,764 and $98,005, respectively, in cash collateral held by Citibank (of which only $119,616 and $80,867, respectively, was required to be posted). The cash collateral held by Citibank is reflected in the Company’s consolidated balance sheets as due from counterparty. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation (depreciation) outstanding on the consolidated balance sheets as of December 31, 2018 and 2017.

For the years ended December 31, 2018, 2017 and 2016, transactions in the TRS resulted in net realized gain (loss) on total return swap of $12,952, $24,011 and $15,785, respectively, and unrealized appreciation (depreciation) on total return swap of $(18,306), $(15,159) and $37,330, respectively, which are reflected in the Company’s consolidated statements of operations.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Center City Funding under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company treats each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2018:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Aleris International Inc(4)	Materials	L+475		2/27/23	$2,333	$2,332	$(1)
American Bath Group LLC(4)	Capital Goods	L+975	1.0%	9/30/24	2,471	2,659	188
ATX Networks Corp(3)(4)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	6,478	6,358	(120)
Brand Energy & Infrastructure Services Inc(4)	Capital Goods	L+425	1.0%	6/21/24	4,471	4,199	(272)
Caprock Midstream LLC(4)	Energy	L+475		11/3/25	3,706	3,470	(236)
Centric Group LLC(4)	Retailing	L+800	1.0%	2/1/24	1,800	1,758	(42)
CSM Bakery Products(4)	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	4,037	3,840	(197)
Diamond Resorts International Inc(4)	Consumer Services	L+375	1.0%	9/2/23	10,751	10,235	(516)
Eagleclaw Midstream Ventures LLC(4)	Energy	L+425	1.0%	6/24/24	4,784	4,605	(179)
Foresight Energy LLC(3)(4)	Materials	L+575	1.0%	3/28/22	7,484	7,351	(133)
Grocery Outlet Inc(4)	Food & Staples Retailing	L+725		10/22/26	2,298	2,281	(17)
Intelsat Jackson Holdings SA(3)(4)	Media	L+375	1.0%	11/27/23	6,501	6,272	(229)
Ivanti Software Inc(4)	Software & Services	L+425	1.0%	1/20/24	6,614	6,439	(175)
Jo-Ann Stores Inc(4)	Retailing	L+500	1.0%	10/20/23	2,794	2,636	(158)
Koosharem LLC(4)	Commercial & Professional Services	L+450	1.0%	4/18/25	1,049	1,012	(37)
LBM Borrower LLC(4)	Capital Goods	L+925	1.0%	8/20/23	10,000	9,749	(251)
NaviHealth Inc.(4)	Health Care Equipment & Services	L+500		8/1/25	8,487	8,479	(8)
Navistar Inc(3)(4)	Automobiles & Components	L+350		11/6/24	8,621	8,340	(281)
P2 Energy Solutions, Inc.(4)	Energy	L+400	1.3%	10/30/20	2,014	2,084	70
PAE Holding Corp	Capital Goods	L+550	1.0%	10/20/22	11	10	(1)
Paradigm Acquisition Corp(4)	Health Care Equipment & Services	L+750		10/26/26	1,618	1,622	4
PF Chang’s China Bistro Inc(4)	Consumer Services	L+500	1.0%	9/1/22	2,985	2,978	(7)
Sequa Corp(4)	Materials	L+500	1.0%	11/28/21	9,155	8,820	(335)
SI Group Inc(4)	Materials	L+475		10/15/25	1,322	1,320	(2)
SIRVA Worldwide Inc(4)	Commercial & Professional Services	L+550		8/2/25	2,775	2,754	(21)
Strike LLC(4)	Energy	L+800	1.0%	11/30/22	2,481	2,551	70
Team Health Inc	Health Care Equipment & Services	L+275	1.0%	2/6/24	75	74	(1)
Vivint Inc(4)	Commercial & Professional Services	L+500		4/1/24	7,377	7,159	(218)
West Corp(4)	Software & Services	L+400	1.0%	10/10/24	4,035	3,652	(383)
West Corp(4)	Software & Services	L+350	1.0%	10/10/24	4,448	4,062	(386)
Westbridge Technologies Inc(4)	Technology Hardware & Equipment	L+850	1.0%	4/28/23	7,140	7,000	(140)
WireCo WorldGroup Inc(4)	Capital Goods	L+900	1.0%	9/30/24	5,256	5,178	(78)

Total					$145,371	$141,279	(4,092)

Total TRS Accrued Income and Liabilities:							(17,970)

Total TRS Fair Value:							$(22,062)

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)	The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2018, three-month LIBOR was 2.81%.

(3)

The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is also held directly by the Company or one of its wholly-owned subsidiaries.

The following is a summary of the underlying loans subject to the TRS as of December 31, 2017:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Alison US LLC(3)	Capital Goods	L+450	1.0%	8/29/21	$7,190	$6,930	$(260)
American Bath Group, LLC	Capital Goods	L+525	1.0%	9/30/23	3,318	3,481	163
American Bath Group, LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,992	232
AqGen Ascensus, Inc.	Diversified Financials	L+400	1.0%	12/5/22	13,828	14,753	925
ATX Networks Corp.(3)(4)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	4,740	4,752	12

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	$7,563	$7,699	$136
Avaya Inc.(4)	Technology Hardware & Equipment	L+475	1.0%	12/15/24	14,850	14,744	(106)
BBB Industries US Holdings, Inc.	Automobiles & Components	L+450	1.0%	11/3/21	7,314	7,542	228
Casablanca US Holdings Inc.(4)	Consumer Services	L+900	1.0%	3/31/25	4,925	5,075	150
CDS U.S. Intermediate Holdings, Inc.(3)(4)	Media	L+825	1.0%	7/10/23	8,865	8,854	(11)
Confie Seguros Holding II Co.(3)	Insurance	L+525	1.0%	4/19/22	6,861	6,909	48
Dayton Superior Corp.	Materials	L+800	1.0%	11/15/21	11,203	9,702	(1,501)
Diamond Resorts International, Inc.	Consumer Services	L+450	1.0%	9/2/23	26,959	27,831	872
Elo Touch Solutions, Inc.(4)	Technology Hardware & Equipment	L+600	1.0%	10/25/23	8,448	8,512	64
FHC Health Systems, Inc.	Health Care Equipment & Services	L+400	1.0%	12/23/21	8,839	8,683	(156)
FullBeauty Brands Holdings Corp.	Consumer Durables & Apparel	L+475	1.0%	10/14/22	7,201	4,765	(2,436)
Gulf Finance, LLC(4)	Energy	L+525	1.0%	8/25/23	9,437	8,712	(725)
Inmar, Inc.	Software & Services	L+800	1.0%	5/1/25	14,775	15,000	225
Ivanti Software, Inc.	Software & Services	L+425	1.0%	1/20/24	7,457	7,113	(344)
Jazz Acquisition, Inc.(4)	Capital Goods	L+675	1.0%	6/19/22	2,513	2,345	(168)
LBM Borrower, LLC	Capital Goods	L+450	1.0%	8/20/22	5,359	5,439	80
LD Intermediate Holdings, Inc.	Software & Services	L+588	1.0%	12/9/22	8,775	8,686	(89)
LTI Holdings, Inc.	Materials	L+475	1.0%	5/16/24	9,851	9,987	136
MORSCO, Inc.	Capital Goods	L+700	1.0%	10/31/23	9,360	9,872	512
Navistar, Inc.(3)	Capital Goods	L+350		11/6/24	9,701	9,777	76
P.F. Chang’s China Bistro, Inc.	Consumer Services	L+500	1.0%	9/1/22	7,257	7,026	(231)
P2 Upstream Acquisition Co.	Energy	L+400	1.3%	10/30/20	2,283	2,398	115
Peak 10 Holding Corp.	Software & Services	L+725	1.0%	8/1/25	6,873	6,969	96
Quest Software US Holdings Inc.(4)	Software & Services	L+550	1.0%	10/31/22	17,877	18,233	356
Specialty Building Products Holdings, LLC(4)	Capital Goods	L+600	1.0%	10/26/23	7,364	7,631	267
Spencer Gifts LLC	Retailing	L+425	1.0%	7/16/21	15,939	11,464	(4,475)
SRS Distribution Inc.	Capital Goods	L+325	1.0%	8/25/22	10,098	10,099	1
Strike, LLC(4)	Energy	L+800	1.0%	11/30/22	2,925	3,045	120
SunGard Availability Services Capital, Inc.(4)	Software & Services	L+700	1.0%	9/30/21	4,770	4,986	216
ThermaSys Corp.	Capital Goods	L+400	1.3%	5/3/19	6,612	6,489	(123)
TierPoint, LLC	Software & Services	L+725	1.0%	5/5/25	6,930	7,009	79
TKC Holdings, Inc.	Retailing	L+800	1.0%	2/1/24	4,020	4,020	—
TravelCLICK, Inc.	Software & Services	L+775	1.0%	11/6/21	7,183	7,173	(10)
Westbridge Technologies, Inc.	Software & Services	L+850	1.0%	4/28/23	6,774	6,826	52
Winebow Holdings, Inc.	Retailing	L+750	1.0%	1/2/22	4,878	4,568	(310)
York Risk Services Holding Corp.(4)	Insurance	L+375	1.0%	10/1/21	6,648	6,556	(92)

Total					$340,523	$334,647	(5,876)

Total TRS Accrued Income and Liabilities:							2,120

Total TRS Fair Value:							$(3,756)

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)	The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, three-month LIBOR was 1.69%.

(3)

The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is also held directly by the Company or one of its wholly-owned subsidiaries.

Note 10. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Commitments and Contingencies (continued)

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

Note 11. Senior Securities Asset Coverage

Information about the Company’s senior securities is shown in the table below for the years ended December 31, 2018, 2017, 2016, 2015 and 2014:

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2014	$327,237	3.58	—	N/A
2015	$1,393,161	2.36	—	N/A
2016	$1,585,659	2.47	—	N/A
2017	$1,647,355	2.45	—	N/A
2018	$1,225,349	2.80	—	N/A

(1)

Total amount of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted, as a senior security.

(2)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the Company in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on an exchange.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 and for the period from April 2, 2014 (Commencement of Operations) through December 31, 2014:

	Year Ended December 31,				Period from April 2, 2014 (Commencement of Operations) through December 31, 2014
	2018	2017	2016	2015
Per Share Data:(1)
Net asset value, beginning of period	$8.22	$8.53	$7.85	$8.63	$9.00
Results of operations(2)
Net investment income	0.63	0.69	0.65	0.65	0.45
Net realized and unrealized appreciation (depreciation) on investments, total return swap, swap contracts, secured borrowing and gain (loss) on foreign currency	(0.55)	(0.32)	0.72	(1.16)	(0.62)

Net increase (decrease) in net assets resulting from operations	0.08	0.37	1.37	(0.51)	(0.17)

Stockholder distributions(3)
Distributions from net investment income	(0.70)	(0.70)	(0.70)	(0.70)	(0.52)
Distributions from net realized gain on investments	—	—	—	—	(0.00)

Net decrease in net assets resulting from stockholder distributions	(0.70)	(0.70)	(0.70)	(0.70)	(0.52)

Capital share transactions
Issuance of common stock(4)	—	0.02	0.01	0.47	0.47
Repurchases of common stock(5)	—	—	—	—	—
Offering costs(2)	—	—	—	(0.04)	(0.11)
Payments to investment adviser for organization and offering costs(2)	—	—	—	—	(0.09)
Capital contributions of investment adviser(2)	—	—	—	—	0.05

Net increase in net assets resulting from capital share transactions	—	0.02	0.01	0.43	0.32

Net asset value, end of period	$7.60	$8.22	$8.53	$7.85	$8.63

Shares outstanding, end of period	290,353,680	290,566,041	272,354,014	241,270,590	97,578,402

Total return(6)	0.71%	4.50%	18.31%	(1.48)%	1.72%

Total return (without assuming reinvestment of distributions)(6)	0.97%	4.57%	17.58%	(0.93)%	1.67%

Ratio/Supplemental Data:
Net assets, end of period	$2,206,971	$2,388,724	$2,323,940	$1,895,042	$842,577
Ratio of net investment income to average net assets(7)	7.84%	8.08%	8.00%	7.65%	5.10%
Ratio of operating expenses to average net assets(7)	7.38%	7.64%	7.51%	5.65%	2.56%
Ratio of net operating expenses to average net assets(7)	7.27%	7.27%	7.51%	5.89%	1.63%
Portfolio turnover	38.40%	36.76%	37.52%	26.01%	31.24%
Total amount of senior securities outstanding, exclusive of treasury securities	$1,225,349	$1,647,355	$1,585,659	$1,393,161	$327,237
Asset coverage per unit(8)	2.80	2.45	2.47	2.36	3.58

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Financial Highlights (continued)

(4)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at a price, net of selling commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during each period.

(6)

The total return based on net asset value for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share that were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounter competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)

Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 and the period from April 2, 2014 (Commencement of Operations) through December 31, 2014:

	Year Ended December 31,				Period from April 2, 2014 (Commencement of Operations) through December 31, 2014
	2018	2017	2016	2015
Ratio of subordinated income incentive fees to average net assets	1.52%	1.70%	1.87%	1.40%	—
Ratio of interest expense to average net assets	2.84%	2.20%	1.87%	0.95%	0.10%
Ratio of offering costs to average net assets	—	0.14%	0.06%	—	—

(8)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 13. Selected Quarterly Financial Data (Unaudited)

The following are the quarterly results of operations for the years ended December 31, 2018 and 2017. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Investment income	$84,642	$93,144	$88,658	$83,816
Net expenses	41,729	46,742	44,299	35,760

Net investment income	42,913	46,402	44,359	48,056
Realized and unrealized gain (loss)	(92,530)	(18,181)	(5,900)	(42,467)

Net increase (decrease) in net assets resulting from operations	$(49,617)	$28,221	$38,459	$5,589

Per share information—basic and diluted
Net investment income	$0.15	$0.16	$0.15	$0.17

Net increase (decrease) in net assets resulting from operations	$(0.17)	$0.10	$0.13	$0.02

Weighted average shares outstanding	288,947,008	288,969,053	289,016,832	289,190,554

FS Investment Corporation III

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 13. Selected Quarterly Financial Data (Unaudited) (continued)

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investment income	$102,480	$87,260	$93,313	$85,637
Net expenses	48,657	40,325	44,084	41,539

Net investment income	53,823	46,935	49,229	44,098
Realized and unrealized gain (loss)	(85,048)	(9,275)	(9,760)	14,497

Net increase (decrease) in net assets resulting from operations	$(31,225)	$37,660	$39,469	$58,595

Per share information—basic and diluted
Net investment income	$0.19	$0.17	$0.18	$0.16

Net increase (decrease) in net assets resulting from operations	$(0.11)	$0.13	$0.14	$0.21

Weighted average shares outstanding	287,765,372	283,734,531	279,897,011	274,381,521

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2018 and 2017. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.

FS Investment Corporation IV

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2019 (Unaudited)	December 31, 2018
Assets
Investments, at fair value (amortized cost—$314,225 and $295,875, respectively)	$311,687	$288,841
Cash	3,832	16,651
Foreign currency, at fair value (cost—$215 and $114, respectively)	212	114
Due from counterparty	62,071	67,529
Receivable for investments sold and repaid	640	29
Income receivable	4,133	3,073
Receivable due on total return swap(1)	2,383	532
Prepaid expenses and other assets	—	17

Total assets	$384,958	$376,786

Liabilities
Unrealized depreciation on total return swap(1)	$3,925	$4,689
Payable for investments purchased	4,988	—
Credit facility payable(1)	32,500	35,000
Stockholder distributions payable	899	933
Distribution fees payable	622	631
Management fees payable	1,415	1,357
Subordinated income incentive fees payable(2)	1,394	903
Administrative services expense payable	173	101
Interest payable(1)	796	374
Directors’ fees payable	24	91
Other accrued expenses and liabilities	505	769

Total liabilities	47,241	44,848

Commitments and contingencies(3)
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Class A common stock, $0.001 par value, 250,000,000 shares authorized, none issued and outstanding	—	—
Class D common stock, $0.001 par value, 250,000,000 shares authorized, none issued and outstanding	—	—
Class T common stock, $0.001 par value, 250,000,000 shares authorized, 31,589,690 and 31,584,470 shares issued and outstanding, respectively	32	32
Class I common stock, $0.001 par value, 350,000,000 shares authorized, none issued and outstanding	—	—
Capital in excess of par value	342,193	342,137
Retained earnings (accumulated deficit)	(4,508)	(10,231)

Total stockholders’ equity	337,717	331,938

Total liabilities and stockholders’ equity	$384,958	$376,786

Net asset value per share of common stock at period end	$10.69	$10.51

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees and capital gains incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2019	2018
Investment income
Interest income	$7,460	$6,089
Paid-in-kind interest income	410	279
Fee income	729	30
Dividend income	—	15

Total investment income	8,599	6,413

Operating expenses
Management fees(1)	1,415	1,857
Subordinated income incentive fees(2)	1,394	—
Capital gains incentive fees(2)	—	(735)
Administrative services expenses	170	78
Stock transfer agent fees	50	50
Accounting and administrative fees	55	51
Interest expense(3)	422	222
Distribution fees	779	621
Directors’ fees	28	284
Other general and administrative expenses	356	304

Operating expenses	4,669	2,732
Management fee waiver(1)	—	(232)

Net expenses	4,669	2,500

Net investment income (loss)	3,930	3,913

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(289)	450
Net realized gain (loss) on total return swap(3)	2,383	2,477
Net realized gain (loss) on foreign currency	(13)	—
Net change in unrealized appreciation (depreciation) on investments	4,496	(4,607)
Net change in unrealized appreciation (depreciation) on total return swap(3)	764	(120)
Net change in unrealized gain (loss) on foreign currency	(3)	—

Total net realized and unrealized gain/loss	7,338	(1,800)

Net increase (decrease) in net assets resulting from operations	$11,268	$2,113

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.36	$0.07

Weighted average shares outstanding	31,458,921	31,707,046

(1)	See Note 4 for a discussion of the waiver by FSIC IV Advisor, LLC, the Company’s former investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees and capital gains incentive fees.

(3)	See Note 8 for a discussion of the Company’s financing arrangements.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Three Months Ended March 31,
	2019	2018
Operations
Net investment income (loss)	$3,930	$3,913
Net realized gain (loss) on investments and total return swap(1)	2,081	2,927
Net change in unrealized appreciation (depreciation) on investments	4,496	(4,607)
Net change in unrealized appreciation (depreciation) on total return swap(1)	764	(120)
Net change in unrealized gain (loss) on foreign currency	(3)	—

Net increase (decrease) in net assets resulting from operations	11,268	2,113

Stockholder distributions(2)
Distributions to stockholders	(5,545)	(5,247)

Net decrease in net assets resulting from stockholder distributions	(5,545)	(5,247)

Capital share transactions(3)
Reinvestment of stockholder distributions	2,931	3,226
Repurchases of common stock	(2,875)	(1,261)

Net increase in net assets resulting from capital share transactions	56	1,965

Total increase (decrease) in net assets	5,779	(1,169)
Net assets at beginning of period	331,938	351,537

Net assets at end of period	$337,717	$350,368

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$11,268	$2,113
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(39,645)	(4,706)
Paid-in-kind interest	(410)	(279)
Proceeds from sales and repayments of investments	21,557	12,020
Net realized (gain) loss on investments	289	(450)
Net change in unrealized (appreciation) depreciation on investments	(4,496)	4,607
Net change in unrealized (appreciation) depreciation on total return swap(1)	(764)	120
Accretion of discount	(141)	(123)
(Increase) decrease in due from counterparty	5,458	—
(Increase) decrease in receivable for investments sold and repaid	(611)	(6,664)
(Increase) decrease in income receivable	(1,060)	(1,389)
(Increase) decrease in receivable due on total return swap(1)	(1,851)	101
(Increase) decrease in prepaid expenses and other assets	17	15
Increase (decrease) in payable for investments purchased	4,988	—
Increase (decrease) in distribution fees payable	(9)	(223)
Increase (decrease) in management fees payable	58	29
Increase (decrease) in subordinated income incentive fees payable	491	—
Increase (decrease) in accrued capital gains incentive fees	—	(974)
Increase (decrease) in administrative services expense payable	72	—
Increase (decrease) in interest payable(1)	422	(65)
Increase (decrease) in directors’ fees payable	(67)	174
Increase (decrease) in other accrued expenses and liabilities	(264)	(58)

Net cash provided by (used in) operating activities	(4,698)	4,248

Cash flows from financing activities
Repurchases of common stock	(2,875)	(1,261)
Borrowings under credit facility(1)	12,500	—
Repayments under credit facility(1)	(15,000)	—
Distributions paid	(2,648)	(1,505)

Net cash provided by financing activities	(8,023)	(2,766)

Total increase (decrease) in cash	(12,721)	1,482
Cash and foreign currency at beginning of period	16,765	31,977

Cash and foreign currency at end of period	$4,044	$33,459

Supplemental disclosure
Non-cash purchase of investments	$(341)	$(3,961)

Non-cash sales of investments	$341	$(3,961)

Distributions reinvested	$2,931	$3,226

Excise and state taxes paid	$174	$225

(1)

See Note 8 for a discussion of the Company’s financing arrangements. During the three months ended March 31, 2019 and 2018, the Company paid $0 and $287, respectively, in interest expense on the credit facility.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Schedule of Investments

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—54.2%
ABB CONCISE Optical Group LLC	(l)	Retailing	L+500	1.0%	6/15/23	$845	$848	$807
Acosta Holdco Inc	(l)	Commercial & Professional Services	L+325	1.0%	9/26/21	2,684	2,016	1,265
Addison Holdings		Commercial & Professional Services	L+675	1.0%	12/29/23	11,945	11,945	12,065
All Systems Holding LLC		Commercial & Professional Services	L+725	1.0%	10/31/23	341	341	344
All Systems Holding LLC		Commercial & Professional Services	L+767	1.0%	10/31/23	3,260	3,260	3,293
American Tire Distributors Inc	(l)	Automobiles & Components	L+600, 1.00% PIK (1.00% Max PIK)	1.0%	9/1/23	272	255	269
American Tire Distributors Inc	(l)	Automobiles & Components	L+750	1.0%	9/2/24	1,726	1,531	1,549
Ammeraal Beltech Holding BV	(g)(l)	Capital Goods	E+375		7/30/25	€1,000	1,157	1,123
Apex Group Limited	(e)(g)	Diversified Financials	L+650		6/15/23	$211	206	180
Apex Group Limited	(g)(h)	Diversified Financials	L+650	1.0%	6/15/25	4,104	4,058	4,011
Apex Group Limited	(e)(g)(h)	Diversified Financials	L+650	1.0%	6/15/25	536	533	524
AVF Parent LLC		Retailing	L+725	1.3%	3/1/24	13,764	13,764	11,940
Borden Dairy Co		Food, Beverage & Tobacco	L+750	1.0%	7/6/23	4,375	4,375	3,971
Conservice LLC		Consumer Services	L+525		11/30/24	2,930	2,902	2,935
Conservice LLC	(e)	Consumer Services	L+525		11/30/24	547	544	535
Constellis Holdings LLC/Constellis Finance Corp		Capital Goods	L+575	1.0%	4/15/22	4,335	4,275	4,287
CSafe Global		Capital Goods	L+725	1.0%	11/1/21	96	96	96
CSafe Global	(e)	Capital Goods	L+725	1.0%	11/1/21	165	165	165
CSafe Global		Capital Goods	L+725	1.0%	10/31/23	2,229	2,229	2,251
Dade Paper and Bag Co Inc		Capital Goods	L+700	1.0%	6/10/24	421	421	405
Dade Paper and Bag Co Inc		Capital Goods	L+750	1.0%	6/10/24	3,302	3,302	3,236
Eagle Family Foods Inc	(e)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	379	375	321
Eagle Family Foods Inc		Food, Beverage & Tobacco	L+650	1.0%	6/14/24	2,507	2,482	2,428
Empire Today LLC		Retailing	L+700	1.0%	11/17/22	2,933	2,932	2,907
FullBeauty Brands Holdings Corp		Retailing	10.00%		6/30/19	185	185	180
FullBeauty Brands Holdings Corp		Retailing	L+900	1.0%	2/7/24	1,080	1,054	1,053
Hudson Technologies Co	(g)	Commercial & Professional Services	L+1,025	1.0%	10/10/23	5,635	5,589	3,987
Icynene Group Ltd		Materials	L+700	1.0%	11/30/24	6,913	6,912	6,705
JSS Holdings Ltd		Capital Goods	L+800, 0.00% PIK (2.50% Max PIK)	1.0%	3/31/23	9,971	9,898	10,270
Kodiak BP LLC		Capital Goods	L+725	1.0%	12/1/24	13,396	13,396	13,112
Lipari Foods LLC		Food & Staples Retailing	L+588	1.0%	1/4/25	11,198	11,110	11,099
Lipari Foods LLC	(e)	Food & Staples Retailing	L+588	1.0%	1/4/25	2,316	2,316	2,296
Murray Energy Corp		Energy	L+900	1.0%	2/12/21	1,000	995	994
North Haven Cadence Buyer Inc	(e)	Consumer Services	L+500	1.0%	9/2/21	188	188	188
North Haven Cadence Buyer Inc		Consumer Services	L+777	1.0%	9/2/22	761	761	752
North Haven Cadence Buyer Inc		Consumer Services	L+798	1.0%	9/2/24	3,656	3,656	3,610
North Haven Cadence Buyer Inc		Consumer Services	L+650	1.0%	9/2/24	1,020	1,020	1,007
North Haven Cadence Buyer Inc	(e)	Consumer Services	L+650	1.0%	9/2/24	21	21	21

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
PF Chang’s China Bistro Inc	(l)	Consumer Services	L+650		3/1/26		$529	$523	$522
Power Distribution Inc		Capital Goods	L+725	1.3%	1/25/23		4,879	4,879	4,775
Propulsion Acquisition LLC	(l)	Capital Goods	L+600	1.0%	7/13/21		7,436	7,374	7,361
Reliant Rehab Hospital Cincinnati LLC		Health Care Equipment & Services	L+675	1.0%	8/30/24		5,510	5,464	5,434
Safariland LLC		Capital Goods	L+765	1.1%	11/18/23		4,766	4,766	4,307
Savers Inc		Retailing	L+650, 0.75% PIK (0.75% Max PIK)	1.5%	3/28/24	C$	3,945	2,902	2,916
Savers Inc		Retailing	L+650, 0.75% PIK (0.75% Max PIK)	1.5%	3/28/24		$2,841	2,805	2,805
Sequel Youth & Family Services LLC		Health Care Equipment & Services	L+700	1.0%	9/1/23		1,220	1,220	1,231
Sequel Youth & Family Services LLC		Health Care Equipment & Services	L+800		9/1/23		7,000	7,000	7,063
Sorenson Communications LLC	(h)(l)	Telecommunication Services	L+650		3/14/24		5,196	4,988	5,150
SSC (Lux) Limited S.a r.l.	(g)	Health Care Equipment & Services	L+750	1.0%	9/10/24		6,385	6,385	6,435
Tangoe LLC		Software & Services	L+650	1.0%	11/28/25		4,766	4,720	4,706
Trace3 Inc		Software & Services	L+675	1.0%	8/5/24		7,497	7,497	7,497
Virgin Pulse Inc		Software & Services	L+650	1.0%	5/22/25		10,132	10,058	10,001
York Risk Services Group Inc	(l)	Insurance	L+375	1.0%	10/1/21		977	972	919

Total Senior Secured Loans—First Lien								192,666	187,303
Unfunded Loan Commitments								(4,348)	(4,348)

Net Senior Secured Loans—First Lien								188,318	182,955

Senior Secured Loans—Second Lien—10.2%
Ammeraal Beltech Holding BV	(g)	Capital Goods	L+800		7/27/26		4,804	4,712	4,703
athenahealth Inc		Health Care Equipment & Services	L+850	1.0%	2/11/27		5,990	5,932	6,020
Centric Group LLC	(l)	Retailing	L+800	1.0%	2/1/24		8,500	8,489	8,316
Chisholm Oil & Gas Operating LLC		Energy	L+800	1.0%	3/21/24		6,000	6,000	5,889
LBM Borrower LLC	(l)	Capital Goods	L+925	1.0%	8/20/23		2,427	2,387	2,378
One Call Care Management Inc		Insurance	L+375, 6.00% PIK (6.00% Max PIK)	1.0%	4/11/24		1,407	1,395	1,284
Pure Fishing Inc		Consumer Durables & Apparel	L+838	1.0%	12/31/26		4,301	4,258	4,326
Rise Baking Company		Food, Beverage & Tobacco	L+800	1.0%	8/9/26		1,652	1,637	1,623

Total Senior Secured Loans—Second Lien								34,810	34,539

Other Senior Secured Debt—6.9%
Akzo Nobel Specialty Chemicals	(f)(g)(l)	Materials	8.00%		10/1/26		618	618	623
APTIM Corp	(f)(h)(l)	Diversified Financials	7.75%		6/15/25		7,983	7,983	6,177
Artesyn Embedded Technologies Inc	(f)(l)	Technology Hardware & Equipment	9.75%		10/15/20		482	467	458
Black Swan Energy Ltd	(g)	Energy	9.00%		1/20/24		1,334	1,334	1,321
Genesys Telecommunications Laboratories Inc	(f)(l)	Technology Hardware & Equipment	10.00%		11/30/24		428	471	468
JC Penney Corp Inc	(f)(g)(l)	Retailing	5.65%		6/1/20		38	35	35
JW Aluminum Co	(f)(l)	Materials	10.25%		6/1/26		759	759	787
Lycra	(f)(g)(l)	Consumer Durables & Apparel	7.50%		5/1/25		1,015	1,027	1,002

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Numericable-SFR	(f)(g)(l)	Software & Services	8.13%		2/1/27	$333	$333	$337
Pattonair Holdings Ltd	(f)(g)(l)	Capital Goods	9.00%		11/1/22	1,259	1,300	1,282
Ply Gem Holdings Inc	(f)(l)	Capital Goods	8.00%		4/15/26	2,390	2,289	2,147
Velvet Energy Ltd	(g)	Energy	9.00%		10/5/23	3,000	3,000	3,067
Vivint Inc	(f)(l)	Commercial & Professional Services	7.88%		12/1/22	3,471	3,423	3,479
Vivint Inc	(f)(l)	Commercial & Professional Services	7.63%		9/1/23	2,299	2,115	1,962

Total Other Senior Secured Debt							25,154	23,145

Subordinated Debt—17.4%
All Systems Holding LLC		Commercial & Professional Services	10.00% PIK (10.00% Max PIK)		10/31/22	7	7	7
Ascent Resources Utica Holdings LLC/ARU Finance Corp	(f)(l)	Energy	10.00%		4/1/22	6,500	6,500	7,119
athenahealth Inc, Preferred Stock		Health Care Equipment & Services	L+1,125 PIK (L+1,125 Max PIK)		11/30/25	2,995	2,995	3,029
Avantor Inc	(f)(l)	Pharmaceuticals, Biotechnology & Life Sciences	9.00%		10/1/25	12,500	12,503	13,547
CEC Entertainment Inc	(f)(l)	Consumer Services	8.00%		2/15/22	4,356	4,237	4,031
ClubCorp Club Operations Inc	(f)(l)	Consumer Services	8.50%		9/15/25	3,339	3,225	3,050
Diamond Resorts International Inc	(f)(l)	Consumer Services	10.75%		9/1/24	933	976	885
Hub International Ltd	(f)(l)	Insurance	7.00%		5/1/26	219	213	217
Intelsat Jackson Holdings SA	(f)(g)(l)	Media	5.50%		8/1/23	1,761	1,593	1,565
Ken Garff Automotive LLC	(f)(l)	Retailing	7.50%		8/15/23	1,837	1,852	1,867
LifePoint Hospitals Inc	(f)(l)	Health Care Equipment & Services	9.75%		12/1/26	2,344	2,318	2,435
Quorum Health Corp	(f)(l)	Health Care Equipment & Services	11.63%		4/15/23	735	732	662
SRS Distribution Inc	(f)(l)	Capital Goods	8.25%		7/1/26	3,567	3,517	3,433
Stars Group Holdings BV	(f)(g)(l)	Consumer Services	7.00%		7/15/26	521	521	544
Surgery Partners Holdings LLC	(f)(l)	Health Care Equipment & Services	6.75%		7/1/25	187	179	169
Team Health Inc	(f)(l)	Health Care Equipment & Services	6.38%		2/1/25	2,412	2,126	1,964
Vertiv Group Corp	(f)(l)	Technology Hardware & Equipment	9.25%		10/15/24	5,082	5,021	5,018
Vivint Inc	(f)(l)	Commercial & Professional Services	8.75%		12/1/20	2,327	2,246	2,295
York Risk Services Group Inc	(f)(l)	Insurance	8.50%		10/1/22	8,695	8,346	7,065

Total Subordinated Debt							59,107	58,902

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Equity/Other—3.6%
All Systems Holding LLC, Common Stock		Commercial & Professional Services				4	$39	$55
Altavair NewCo, Private Equity	(g)(j)	Capital Goods				314,950	315	323
ASG Technologies, Warrants	(j)	Software & Services			6/27/22	12,081	344	446
Australis Maritime, Private Equity	(g)(j)	Transportation				104,330	104	104
Chisholm Oil & Gas Operating LLC, Series A Units	(j)(k)	Energy				75,000	75	34
CSafe Global, Common Stock	(j)	Capital Goods				17,400	17	31

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Empire Today LLC, Common Stock	(j)	Retailing				$14	$41	$45
FullBeauty Brands Holdings Corp, Common Stock	(j)	Retailing				5,486	26	26
JSS Holdings Ltd, Net Profits Interest	(j)	Capital Goods				4	—	64
JW Aluminum Co, Common Stock	(j)	Materials				41	—	—
JW Aluminum Co, Preferred Stock		Materials	12.50% PIK		11/17/25	1,003	5,193	10,263
North Haven Cadence Buyer Inc, Common Stock	(j)	Consumer Services				208,333	208	354
Power Distribution Inc, Common Stock	(j)	Capital Goods				230,769	231	52
SSC (Lux) Limited S.a r.l., Common Stock	(g)(j)	Health Care Equipment & Services				11,364	227	279
Trace3 Inc, Common Stock	(j)	Software & Services				1,545	16	70

Total Equity/Other							6,836	12,146

TOTAL INVESTMENTS—92.3%							$314,225	311,687

OTHER ASSETS IN EXCESS OF LIABILITIES—7.7%								26,030

NET ASSETS—100.0%								$337,717

Total Return Swap	Footnotes					Notional Amount		Unrealized Depreciation
Citibank TRS Facility (Note 8)	(g)					$156,659		$(3,925)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2019, the three-month London Interbank Offered Rate, or LIBOR or “L,” was 2.60% and the Euro Interbank Offered Rate, or EURIBOR, or “E”, was (0.31)%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(f)

Security or portion thereof held within Broomall Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNP. Securities held within Broomall Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNP (see Note 8).

(g)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of March 31, 2019, 92.0% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 89.8% of the Company’s total assets represented qualifying assets as of March 31, 2019.

(h)	Position or portion thereof unsettled as of March 31, 2019.

(i)	Security was on non-accrual status as of March 31, 2019.

(j)	Security is non-income producing.

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

(k)	Security held within FSIC IV Investments, LLC, a wholly-owned subsidiary of the Company.

(l)	Security is classified as Level 2 in the Company’s fair value hierarchy (see Note 7).

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—48.0%
ABB CONCISE Optical Group LLC	(l)	Retailing	L+500	1.0%	6/15/23	$848	$851	$814
Acosta Holdco Inc	(l)	Commercial & Professional Services	L+325	1.0%	9/26/21	2,691	2,022	1,653
Addison Holdings		Commercial & Professional Services	L+675	1.0%	12/29/23	11,976	11,976	11,996
All Systems Holding LLC		Commercial & Professional Services	L+767	1.0%	10/31/23	3,601	3,601	3,637
American Tire Distributors Inc	(l)	Automobiles & Components	L+750	1.0%	8/30/24	1,731	1,535	1,425
American Tire Distributors Inc	(l)	Automobiles & Components	L+650, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	272	255	255
Ammeraal Beltech Holding BV	(g)(l)	Capital Goods	E+375		7/30/25	€1,000	1,157	1,140
Apex Group Limited	(e)(g)	Diversified Financials	L+650		6/15/23	$211	205	181
Apex Group Limited	(g)	Diversified Financials	L+650	1.0%	6/15/25	1,429	1,402	1,373
Apex Group Limited	(e)(g)	Diversified Financials	L+650	1.0%	6/15/25	690	677	662
Apex Group Limited	(g)	Diversified Financials	L+650	1.0%	6/15/25	230	226	221
Apex Group Limited	(e)(g)	Diversified Financials	L+650	1.0%	6/15/25	345	340	331
AVF Parent LLC		Retailing	L+725	1.3%	3/1/24	13,853	13,853	12,950
Borden Dairy Co		Food, Beverage & Tobacco	L+808	1.0%	7/6/23	4,375	4,375	3,978
Constellis Holdings LLC/Constellis Finance Corp		Capital Goods	L+575	1.0%	4/1/22	4,346	4,281	4,281
CSafe Global		Capital Goods	L+725	1.0%	11/1/21	26	26	26
CSafe Global	(e)	Capital Goods	L+725	1.0%	11/1/21	235	235	237
CSafe Global		Capital Goods	L+725	1.0%	10/31/23	2,234	2,233	2,256
Dade Paper and Bag Co Inc		Capital Goods	L+700	1.0%	6/10/24	422	422	405
Dade Paper and Bag Co Inc		Capital Goods	L+750	1.0%	6/10/24	3,311	3,311	3,244
Eagle Family Foods Inc	(e)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	379	375	323
Eagle Family Foods Inc		Food, Beverage & Tobacco	L+650	1.0%	6/14/24	2,513	2,487	2,475
Empire Today LLC		Retailing	L+700	1.0%	11/17/22	2,940	2,940	2,945
FullBeauty Brands Holdings Corp	(i)(j)(l)	Retailing	L+475	1.0%	10/14/22	4,824	1,439	1,469
Hudson Technologies Co	(g)	Commercial & Professional Services	L+1025	1.0%	10/10/23	5,635	5,587	4,029
Icynene Group Ltd		Materials	L+700	1.0%	11/30/24	6,930	6,930	6,739
JSS Holdings Ltd		Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	9,958	9,882	10,257
Kodiak BP LLC		Capital Goods	L+725	1.0%	12/1/24	13,428	13,428	13,142
Murray Energy Corp		Energy	L+900	1.0%	2/12/21	1,000	994	996
North Haven Cadence Buyer Inc	(e)	Consumer Services	L+500	1.0%	9/2/21	188	187	188
North Haven Cadence Buyer Inc		Consumer Services	L+777	1.0%	9/2/24	1,055	1,055	1,044
North Haven Cadence Buyer Inc		Consumer Services	L+798	1.0%	9/2/24	3,656	3,656	3,620
North Haven Cadence Buyer Inc	(e)	Consumer Services	L+650	1.0%	9/2/24	750	750	743
Power Distribution Inc		Capital Goods	L+725	1.3%	1/25/23	4,891	4,891	4,891
Propulsion Acquisition LLC	(l)	Capital Goods	L+600	1.0%	7/13/21	8,281	8,199	8,198
Reliant Rehab Hospital Cincinnati LLC		Health Care Equipment & Services	L+675	1.0%	8/30/24	$5,052	$5,004	$5,037

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Safariland LLC		Capital Goods	L+765	1.1%	11/18/23	$4,766	$4,766	$4,271
Sequel Youth & Family Services LLC		Health Care Equipment & Services	L+700	1.0%	9/1/23	1,223	1,223	1,245
Sequel Youth & Family Services LLC		Health Care Equipment & Services	L+800		9/1/23	7,000	7,000	7,125
SSC (Lux) Limited S.a r.l.	(g)	Health Care Equipment & Services	L+750	1.0%	9/10/24	6,385	6,385	6,449
Tangoe LLC		Software & Services	L+650	1.0%	11/28/25	4,778	4,731	4,730
Trace3 Inc		Diversified Financials	L+675	1.0%	8/5/24	7,516	7,516	7,440
Virgin Pulse Inc		Software & Services	L+650	1.0%	5/22/25	10,158	10,081	9,842
Westbridge Technologies Inc	(l)	Technology Hardware & Equipment	L+850	1.0%	4/28/23	2,850	2,805	2,857
York Risk Services Group Inc	(l)	Insurance	L+375	1.0%	10/1/21	980	975	919

Total Senior Secured Loans—First Lien							166,269	162,039
Unfunded Loan Commitments							(2,769)	(2,769)

Net Senior Secured Loans—First Lien							163,500	159,270

Senior Secured Loans—Second Lien—8.6%
Ammeraal Beltech Holding BV	(g)	Capital Goods	L+800		7/27/26	4,804	4,710	4,700
Centric Group LLC	(l)	Retailing	L+800	1.0%	2/1/24	8,500	8,488	8,384
Chisholm Oil & Gas Operating LLC		Energy	L+800	1.0%	3/21/24	6,000	6,000	5,929
LBM Borrower LLC	(l)	Capital Goods	L+925	1.0%	8/20/23	2,427	2,385	2,378
One Call Care Management Inc		Insurance	L+375, 6.0% PIK (6.0% Max PIK)		4/11/24	1,386	1,374	1,327
Pure Fishing Inc		Consumer Durables & Apparel	L+838	1.0%	12/31/26	4,301	4,258	4,258
Rise Baking Company		Food, Beverage & Tobacco	L+800	1.0%	8/9/26	1,652	1,636	1,637

Total Senior Secured Loans—Second Lien							28,851	28,613

Other Senior Secured Debt—8.0%
Akzo Nobel Specialty Chemicals	(f)(g)(l)	Materials	8.0%		10/1/26	618	618	579
APTIM Corp	(f)(l)	Diversified Financials	7.8%		6/15/25	8,783	8,783	6,642
Artesyn Embedded Technologies Inc	(f)(l)	Technology Hardware & Equipment	9.8%		10/15/20	482	465	446
Avantor Inc	(f)(l)	Pharmaceuticals, Biotechnology & Life Sciences	6.0%		10/1/24	1,282	1,282	1,261
Black Swan Energy Ltd	(g)	Energy	9.0%		1/20/24	1,334	1,334	1,287
Boyne USA Inc	(f)(l)	Consumer Services	7.3%		5/1/25	16	17	17
DJO Finance LLC/DJO Finance Corp	(f)(l)	Health Care Equipment & Services	8.1%		6/15/21	2,113	2,128	2,182
Genesys Telecommunications Laboratories Inc	(f)(l)	Technology Hardware & Equipment	10.0%		11/30/24	428	473	450
JC Penney Corp Inc	(f)(g)(l)	Retailing	5.7%		6/1/20	38	35	30
JW Aluminum Co	(l)	Materials	10.3%		6/1/26	759	759	757
Lycra	(f)(g)(l)	Consumer Durables & Apparel	7.5%		5/1/25	1,015	1,027	955
Numericable-SFR	(f)(g)(l)	Software & Services	8.1%		2/1/27	333	333	315
Pattonair Holdings Ltd	(f)(g)(l)	Capital Goods	9.0%		11/1/22	1,259	1,302	1,272
Ply Gem Holdings Inc	(f)(l)	Capital Goods	8.0%		4/15/26	2,390	2,286	2,199
Velvet Energy Ltd	(g)	Energy	9.0%		10/5/23	3,000	3,000	3,024

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Vivint Inc	(f)(l)	Commercial & Professional Services	7.6%		9/1/23	2,299	2,107	1,881
Vivint Inc	(f)(l)	Commercial & Professional Services	7.9%		12/1/22	3,471	3,420	3,289

Total Other Senior Secured Debt							29,369	26,586

Subordinated Debt—19.3%
All Systems Holding LLC		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	7	7	7
Ascent Resources Utica Holdings LLC/ARU Finance Corp	(f)(l)	Energy	10.0%		4/1/22	6,500	6,500	6,652
Avantor Inc	(f)(l)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%		10/1/25	12,500	12,502	12,508
CEC Entertainment Inc	(f)(l)	Consumer Services	8.0%		2/15/22	7,100	6,805	6,390
ClubCorp Club Operations Inc	(f)(l)	Consumer Services	8.5%		9/15/25	3,339	3,221	3,005
Diamond Resorts International Inc	(f)(l)	Consumer Services	10.8%		9/1/24	933	977	842
Exterran Energy Solutions LP/EES Finance Corp	(f)(g)(l)	Energy	8.1%		5/1/25	2,743	2,743	2,645
Great Lakes Dredge & Dock Corp	(f)(g)(l)	Capital Goods	8.0%		5/15/22	4,105	4,105	4,174
Intelsat Jackson Holdings SA	(f)(g)(l)	Media	5.5%		8/1/23	1,761	1,585	1,549
Ken Garff Automotive LLC	(f)(l)	Retailing	7.5%		8/15/23	1,837	1,852	1,823
LifePoint Hospitals Inc	(f)(l)	Health Care Equipment & Services	9.8%		12/1/26	2,344	2,318	2,233
PF Chang’s China Bistro Inc	(f)(l)	Consumer Services	10.3%		6/30/20	2,633	2,492	2,404
Quorum Health Corp	(f)(l)	Health Care Equipment & Services	11.6%		4/15/23	786	783	749
SRS Distribution Inc	(f)(l)	Capital Goods	8.3%		7/1/26	3,567	3,516	3,282
Stars Group Holdings BV	(f)(g)(l)	Consumer Services	7.0%		7/15/26	521	521	506
Surgery Partners Holdings LLC	(f)(l)	Health Care Equipment & Services	6.8%		7/1/25	416	397	360
Team Health Inc	(f)(l)	Health Care Equipment & Services	6.4%		2/1/25	2,412	2,117	1,969
Vertiv Group Corp	(f)(l)	Technology Hardware & Equipment	9.3%		10/15/24	5,082	5,018	4,523
Vivint Inc	(f)(l)	Commercial & Professional Services	8.8%		12/1/20	2,327	2,236	2,219
York Risk Services Group Inc	(f)(l)	Insurance	8.5%		10/1/22	8,695	8,323	6,087

Total Subordinated Debt							68,018	63,927

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Equity/Other—3.1%
All Systems Holding LLC, Common Stock		Commercial & Professional Services				4	$39	$45
ASG Technologies, Warrants	(j)	Software & Services			6/27/2022	12,081	344	351
Australis Maritime, Private Equity	(g)(j)	Transportation				104,330	104	104
Chisholm Oil & Gas Operating LLC, Series A Units	(j)(k)	Energy				75,000	75	32
CSafe Global, Common Stock	(j)	Capital Goods				17,400	17	24
Empire Today LLC, Common Stock	(j)	Retailing				14	41	40
JSS Holdings Ltd, Net Profits Interest	(j)	Capital Goods				—	—	64
JW Aluminum Co, Common Stock	(j)	Materials				41	—	—
JW Aluminum Co, Preferred Stock		Materials	12.5 % PIK		11/17/2025	1,003	4,835	9,039
North Haven Cadence Buyer Inc, Common Equity	(j)	Consumer Services				208,333	208	318
Power Distribution Inc, Common Stock	(j)	Capital Goods				230,769	231	121

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
SSC (Lux) Limited S.a r.l., Common Stock	(g)(j)	Health Care Equipment & Services				11,364	$227	$278
Trace3 Inc, Common Stock		Diversified Financials				1,545	16	29

Total Equity/Other							6,137	10,445

TOTAL INVESTMENTS—87.0%							$295,875	288,841

OTHER ASSETS IN EXCESS OF LIABILITIES—13.0%								43,097

NET ASSETS—100.0%								$331,938

Total Return Swap						Notional Amount		Unrealized Appreciation
Citibank TRS Facility (Note 8)	(g)					$171,065		$(4,689)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2018, the three-month London Interbank Offered Rate, or LIBOR or “L,” was 2.81% and the Euro Interbank Offered Rate, or EURIBOR, or “E”, was (0.31)%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(f)

Security or portion thereof held within Broomall Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNP. Securities held within Broomall Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNP (see Note 8).

(g)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2018, 90.8% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 89.9% of the Company’s total assets represented qualifying assets as of December 31, 2018.

(h)	Position or portion thereof unsettled as of December 31, 2018.

(i)	Security was on non-accrual status as of December 31, 2018.

(j)	Security is non-income producing.

(k)	Security held within FSIC IV Investments, LLC, a wholly-owned subsidiary of the Company.

(l)	Security is classified as Level 2 in the Company’s fair value hierarchy (see Note 7).

See notes to unaudited consolidated financial statements.

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation IV, or the Company, was incorporated under the general corporation laws of the State of Maryland on February 25, 2015 and formally commenced investment operations on January 6, 2016. In November 2017, the Company closed its continuous public offering of Class T common stock to new investors. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2019, the Company had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in portfolio companies. The unaudited consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of March 31, 2019. All significant intercompany transactions have been eliminated in consolidation.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Company’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, a portion of the Company’s portfolio may be comprised of equity and equity-related securities, corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps.

The Company is externally managed by FS/KKR Advisor, LLC, or the Advisor, pursuant to an investment advisory and administrative services agreement, dated as of April 9, 2018, or the investment advisory and administrative services agreement. On April 9, 2018, GSO/Blackstone Debt Funds Management LLC, or GDFM, resigned as the investment sub-adviser to the Company and terminated the investment sub-advisory agreement, or the investment sub-advisory agreement, between FSIC IV Advisor, LLC, or FSIC IV Advisor, and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, on April 9, 2018, the Company entered into the investment advisory and administrative services agreement, which replaced an investment advisory and administrative services agreement, dated September 21, 2015, or the FSIC IV Advisor investment advisory and administrative services agreement, by and between the Company and FSIC IV Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2018 included in the Company’s annual report on Form 10-K for the year ended December 31, 2018. Operating results for the three months ended March 31, 2019 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019. The December 31, 2018 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2018. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification, or ASC, Topic 946, Financial Services—Investment Companies.

Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capital Gains Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees previously paid by the Company. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fees as if it were due and payable as of the end of such period. The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

The Company “looks through” its total return swap, or TRS, between its wholly-owned financing subsidiary Cheltenham Funding LLC, or Cheltenham Funding, and Citibank, N.A., or Citibank, in calculating the capital gains incentive fee. Under this methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to the Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to the Advisor with respect to realized gains. See Note 8 for additional information regarding the Company’s TRS.

Subordinated Income Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the investment advisory and administrative services agreement, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.75% per quarter (1.875% under the FSIC IV Advisor investment advisory and administrative services agreement), or an annualized hurdle rate of 7.0% (7.5% under the FSIC IV Advisor investment advisory and administrative services agreement). For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, the Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75% (1.875% under the FSIC IV Advisor investment advisory and administrative services agreement). Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually (2.34375%, or 9.375% annually under the FSIC IV Advisor investment advisory and administrative services agreement), of the Company’s adjusted capital. Thereafter, the Advisor will be entitled to receive 20.0% of the pre-incentive fee net investment income.

Reclassifications: Certain amounts in the unaudited consolidated financial statements as of and for the three months ended March 31, 2018 and the audited consolidated financial statements as of and for the year ended December 31, 2018 may have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements as of and for the three months ended March 31, 2019.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. Distributions received from limited liability company (“LLC”) and limited partnership (“LP”) investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the three months ended March 31, 2019, the Company recognized $568 in structuring fee revenue. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement , or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company is currently evaluating the impact of ASU 2018-13 on its financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019		2018
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	272,692	$2,931	289,198	$3,226
Share Repurchase Program	(267,472)	(2,875)	(113,036)	(1,261)

Net Proceeds from Share Transactions	5,220	$56	176,162	$1,965

During the period from April 1, 2019 to May 10, 2019, the Company issued 88,256 shares of Class T common stock pursuant to its distribution reinvestment plan, or DRP, for gross proceeds of  $949 at an average price per share of $10.75. For additional information regarding the terms of the DRP, see Note 5.

The Company has submitted to the SEC an application for an exemptive order to permit it to offer multiple classes of shares of common stock. On July 31, 2018, the Company filed a new registration statement to offer multiple classes of shares of common stock, with each class having a different upfront sales load and fee and expense structure. The Company may recommence this offering upon receipt of an exemptive order from the SEC, although there is no assurance that the Company will receive such relief.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares of common stock or portions thereof; and

•	the condition of the securities markets.

Historically, the Company limited the number of shares of common stock to be repurchased during any calendar year to the lesser of  (i) the number of shares of common stock that the Company could repurchase with the proceeds it received from the issuance of shares of common stock under the DRP and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 9, 2017, the board of directors of the Company amended the share repurchase program. As amended, the Company limits the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that the Company can repurchase with the proceeds it has received from the sale of shares of common stock under the DRP during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (the Company refers to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that the Company can repurchase with the proceeds it received from the sale of shares of common stock under the DRP during the three-month period ending on the date the applicable repurchase offer expires (the Company refers to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. The actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice.

On October 13, 2017, the Company further amended the terms of its share repurchase program, or the amended share repurchase program, which was first effective for the Company’s quarterly repurchase offer for the fourth quarter of 2017. Prior to amending the share repurchase program, the Company offered to repurchase shares of its common stock on a quarterly basis at a repurchase price equal to the net offering price in effect on each date of repurchase. Under the amended share repurchase program, the Company offers to repurchase shares of common stock at a price equal to the price at which shares of its common stock are issued pursuant to the DRP on the distribution date coinciding with the applicable share repurchase date. The price at which shares of common stock are issued under the DRP is determined by the Company’s board of directors or a committee thereof, in its sole discretion, and will be (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment date of the distribution and (ii) not more than 2.5% greater than the net asset value per share as of such date.

The following table provides information concerning the Company’s repurchases of shares of its common stock pursuant to its share repurchase program during the three months ended March 31, 2019 and 2018:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
December 31, 2017	January 10, 2018	113,036	100%	0.36%	$11.1549	$1,261
Fiscal 2019
December 31, 2018	January 11, 2019	267,472	31%	0.85%	$10.7500	$2,875

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

On April 1, 2019, the Company repurchased 269,274 shares of common stock (representing 30% of the shares of common stock tendered for repurchase and 0.85% of the shares outstanding as of such date) at $10.7500 per share for aggregate consideration totaling $2,895.

Note 4. Related Party Transactions

Compensation of the Investment Advisor

Pursuant to the investment advisory and administrative services agreement, the Advisor is entitled to a base management fee calculated at an annual rate of 1.50% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor determines. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that the Advisor may be entitled to under the Advisor investment advisory and administrative services agreement.

Pursuant to the FSIC IV Advisor investment advisory and administrative services agreement, which was in effect until April 9, 2018, FSIC IV Advisor was entitled to an annual base management fee equal to 2.0% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. Effective February 1, 2017, FSIC IV Advisor contractually agreed to permanently waive 0.25% of the base management fee to which it was entitled under the FSIC IV Advisor investment advisory and administrative services agreement, so that the fee received equaled 1.75% of the Company’s average weekly gross assets. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FSIC IV Advisor under the FSIC IV Advisor investment advisory and administrative services agreement with respect to each year.

Pursuant to the investment advisory and administrative services agreement, the Advisor oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities and other administrative services. The Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists the Company in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

Pursuant to the investment advisory and administrative services agreement, the Company reimburses the Advisor for expenses necessary to perform services related to its administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P. (which does business as FS Investments) and KKR Credit Advisors (US), LLC, or KKR Credit, providing administrative services to the Company on behalf of the Advisor. The Company reimburses the Advisor no less than monthly for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of the Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to the Advisor for such services as a percentage of the Company’s net assets to the same

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

ratio as reported by other comparable BDCs. The administrative services provisions of the FSIC IV Advisor investment advisory and administrative services agreement were substantially similar to the administrative services provisions of the investment advisory and administrative services agreement.

Shares of Class T common stock are subject to annual distribution fees of 1.00% of the estimated value of such shares, as determined in accordance with applicable rules of The Financial Industry Regulatory Authority, Inc., or FINRA. The annual distribution fees is paid by the Company to FS Investment Solutions, LLC, or FS Investment Solutions or the dealer manager, pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company. Among other requirements, such plan must be approved annually by a vote of the Company’s board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan.

Except for Class T shares purchased by the principal of the Advisor, members of the Company’s board of directors and other individuals and entities affiliated with the Advisor, or through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee arrangement, annual distribution fees are expected to be reallowed to selected broker-dealers and financial representatives, unless noted in the table below. The annual distribution fees are intended to compensate the dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of such shares.

The annual distribution fees accrue daily commencing upon the initial sale of shares of common stock in the Company’s continuous public offering until an investor reaches the sales charge cap, as defined below. The accruals as of and for the three months ended March 31, 2019 and 2018 reflect amounts beginning with the initial sale of shares of common stock in the Company’s continuous public offering through March 31, 2019 and 2018, respectively. The annual distribution fees are payable with respect to all shares of Class T common stock, other than shares issued under the DRP. The annual distribution fees will terminate for all Class T stockholders upon a liquidity event. In addition, the Company will stop paying the annual distribution fees with respect to any outstanding Class T share when the total underwriting compensation from the upfront selling commissions, dealer manager fees and annual distribution fees attributable to any share equals 7.25% of gross offering proceeds, or the sales charge cap. The sales charge cap applicable to certain shares, including shares sold prior to January 25, 2017, will be reduced by the amount of any upfront sales load that is waived for such shares or to otherwise account for any lower upfront sales load paid by an investor with respect to such shares.

The annual distribution fees for all Class T shares currently will terminate upon the earliest of  (i) any Class T share purchased after January 25, 2017 reaching the applicable sales charge cap, (ii) the Company’s dealer manager advising the Company that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules) would be in excess of 10% of the gross proceeds of this offering and (iii) a liquidity event. If, in the future, the Company receives exemptive relief to offer multiple share classes and if it offers a class of common stock with no sales load or asset-based service or annual distribution fee, or a No-Load Share Class, upon a Class T share reaching the applicable sales charge cap, such share will be converted into a share of such No-Load Share Class and will no longer be subject to ongoing annual distribution fees.

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses the Company accrued under the FSIC IV Advisor investment advisory and administrative services agreement and the investment advisory and administrative services agreement and fees that FS Investment Solutions received pursuant to the Company’s distribution plan during the three months ended March 31, 2019 and 2018:

			Three Months Ended March 31,
Related Party	Source	Description	2019	2018
FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Base Management Fees(1)	$1,415	$1,625
FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$1,394	—
FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fees(3)	—	$(735)
FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$170	$78
FS Investment Solutions	Distribution Plan	Distribution Fees(5)	$53	$40

(1)

FSIC IV Advisor contractually agreed, effective February 1, 2017, to permanently waive 0.25% of its base management fee to which it is entitled under the FSIC IV Advisor investment advisory and administrative services agreement so that the fee received equaled 1.75% of the average value of the Company’s weekly gross assets. Under the investment advisory and administrative services agreement, the base management fee is equal to 1.50% of the average value of the Company’s weekly gross assets and the Advisor is not waiving any portion of such fee. As a result, the amount shown for the three months ended March 31, 2018 is net of waivers of $232. During the three months ended March 31, 2019 and 2018, $1,357 and $1,596, respectively, in base management fees were paid to the Advisor and/or FSIC IV Advisor. As of March 31, 2019, $1,415 in base management fees were payable to the Advisor.

(2)

During the three months ended March 31, 2019 and 2018, $903 and $0, respectively, of subordinated incentive fees on income were paid to the Advisor. As of March 31, 2019, a subordinated incentive fee on income of  $1,394 was payable to the Advisor.

(3)

During the three months ended March 31, 2019, the Company did not accrue capital gains incentive fees based on the performance of its portfolio. During the three months ended March 31, 2018, the Company reversed $735 of capital gains incentive fees previously accrued based on the performance of its portfolio. As of March 31, 2019, the Company did not accrue any capital gains incentive fees. As of December 31, 2018, the Company had reversed $1,742 in capital gains incentive fees previously accrued based on the performance of its portfolio. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company paid did not pay capital gains incentive fees during the three months ended March 31, 2019. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(4)

During the three months ended March 31, 2019 and 2018, $132 and $51, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by the Advisor or FSIC IV Advisor and the remainder related to other reimbursable expenses, including reimbursement of fees related to transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broker deal costs were $8 for the three months ended March 31, 2019. The Company paid $98 and $78 in administrative services expenses to the Advisor and FSIC IV Advisor during the three months ended March 31, 2019 and 2018, respectively.

(5)	Represents the distribution fees retained by FS Investment Solutions and not re-allowed to selected broker-dealers or financial representatives.

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Potential Conflicts of Interest

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation III and Corporate Capital Trust II, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles.

Co-Investment Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated June 4, 2013, or the FS Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC IV Advisor, including FS Energy and Power Fund, FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FSIC IV Advisor or its affiliated investment advisers. However, in connection with the investment advisory relationship with the Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors authorized and directed that the Company (i) withdraw from the FS Order, except with respect to any transaction in which the Company participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor.

Base Management Fee Deferral Arrangement

On November 14, 2018, the Advisor announced that for any calendar quarter ending on or prior to September 30, 2019 it will defer the receipt of base management fees under the investment advisory and administrative services agreement if, and to the extent that, the Company’s distributions paid to the Company’s stockholders in the calendar quarter exceeds the sum of the Company’s investment company taxable income (as defined in the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar quarter, or collectively, the Company’s distributable funds on a tax basis. The Advisor will only receive any deferred fees in a future calendar quarter if, and to the extent that, the Company’s distributable funds on a tax basis in the future calendar quarter exceeds the Company’s distributions paid to the Company’s stockholders in such quarter. Prior to September 30, 2019, the Advisor will evaluate whether to extend this commitment to future quarters.

During the three months ended March 31, 2019. the Advisor did not defer the receipt of any base management fees. As of March 31, 2019, there were no deferred base management fees subject to future payment by the Company.

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared on its common stock during the three months ended March 31, 2019 and 2018:

	Distribution(1)
For the Three Months Ended	Per Share	Amount
Fiscal 2018
March 31, 2018	$0.17452	$5,247

Fiscal 2019
March 31, 2019	$0.17688	$5,545

(1)	Distribution amounts and per share amounts shown are net of annual distribution fees, which began accruing on February 1, 2017. See Note 4 for a discussion regarding annual distribution fees.

The Company intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis. On February 19, 2019 and April 30, 2019, the Company’s board of directors declared regular monthly cash distributions for April 2019 through June 2019 and July 2019 through September 2019, respectively, each in the gross amount of $0.067258 per share. The gross amount declared includes the portion of the annual distribution fee amount, which is an expense of the Company and not paid to stockholders. These distributions, less the annual distribution fee amount, have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Company’s board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the DRP so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the DRP.

On October 13, 2017, the Company amended and restated its DRP, or the amended DRP, which first applied to the reinvestment of cash distributions paid on or after November 29, 2017. Under the prior DRP, cash distributions to participating stockholders were reinvested in additional shares of the Company’s common stock at a purchase price equal to the net offering price in effect on the date of issuance. Under the amended DRP, cash distributions to participating stockholders will be reinvested in additional shares of the Company’s common stock at a purchase price determined by the Company’s board of directors or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the net asset value per share of the Company’s common stock as of such date. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the DRP will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s shares of common stock.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of the Company’s common stock pursuant to its DRP, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

can be no assurance that the Company will be able to pay distributions at a specific rate or at all. No portion of the distribution paid during the three months ended March 31, 2019 and 2018 was funded through the reimbursement of operating expenses by FS Investments or the Advisor.

The following table reflects the sources of the cash distributions paid to stockholders on a tax basis that the Company has paid on its common stock during the three months ended March 31, 2019 and 2018:

Three Months Ended March 31,
	2019		2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	5,545	100%	5,247	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—

Total	$5,545	100%	$5,247	100%

(1)

During the three months ended March 31, 2019 and 2018, 93.6% and 94.0%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.6% and 1.6%, respectively, was attributable to non-cash accretion of discount and 4.8% and 4.4%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the three months ended March 31, 2019 and 2018 was $6,117 and $4,278, respectively. As of March 31, 2019 and December 31, 2018, the Company had $7,671 and $7,100, respectively, of undistributed net investment income and accumulated undistributed net realized gains on a tax basis.

The difference between the Company’s GAAP-basis net investment income (loss) and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount, certain amendment fees and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company and the inclusion of a portion of the periodic net settlement payments due on its TRS in tax-basis net investment income.

The following table sets forth a reconciliation between GAAP-basis net investment income (loss) and tax-basis net investment income during the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
GAAP-basis net investment income (loss)	$3,930	$3,913
Reversal of incentive fee accrual on unrealized gains	—	(735)
Reclassification of unamortized original issue discount, amendment fees and prepayment fees	(114)	(20)
Tax-basis net investment income portion of total return swap payments	2,109	1,076
Accretion of discount on total return swap	294	208
Other miscellaneous differences	(102)	(164)

Tax-basis net investment income	$6,117	$4,278

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of March 31, 2019 and December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2019 (Unaudited)	December 31, 2018
Distributable ordinary income (net investment income and short-term capital gains)	$7,671	$5,695
Distributable capital gains (accumulated capital losses)(1)	(3,173)	1,405
Other temporary differences	(871)	(886)
Net unrealized appreciation (depreciation) on investments and total return swap and gain (loss) on foreign currency(2)	(8,109)	(16,445)

Total	$(4,482)	$(10,231)

(1)

Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of March 31, 2019, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $381 and $2,792, respectively.

(2)

As of March 31, 2019 and December 31, 2018, the gross unrealized appreciation on the Company’s investments and TRS was $12,199 and $8,731, respectively, and the gross unrealized depreciation on the Company’s investments was $20,308 and $25,176, respectively.

The aggregate cost of the Company’s investments, including the accretion of discount on the TRS, for U.S. federal income tax purposes totaled $315,868 and $300,597 as of March 31, 2019 and December 31, 2018, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis, including the TRS, was $(8,109) and $(16,445) as of March 31, 2019 and December 31, 2018, respectively.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019
	(Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$188,318	$182,955	59%	$163,500	$159,270	55%
Senior Secured Loans—Second Lien	34,810	34,539	11%	28,851	28,613	10%
Other Senior Secured Debt	25,154	23,145	7%	29,369	26,586	9%
Subordinated Debt	59,107	58,902	19%	68,018	63,927	22%
Equity/Other	6,836	12,146	4%	6,137	10,445	4%

Total	$314,225	$311,687	100%	$295,875	$288,841	100%

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 8. The investments underlying the TRS had a notional amount and market value of  $156,659 and $151,438, respectively as of March 31, 2019 and $171,065 and $164,955, respectively, as of December 31, 2018.

	March 31, 2019
	(Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$304,597	$294,980	64%	$294,702	$285,678	63%
Senior Secured Loans—Second Lien	75,190	73,952	16%	68,714	67,160	15%
Other Senior Secured Debt	25,154	23,145	5%	29,369	26,586	6%
Subordinated Debt	59,107	58,902	13%	68,018	63,927	14%
Equity/Other	6,836	12,146	2%	6,137	10,445	2%

Total	$470,884	$463,125	100%	$466,940	$453,796	100%

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities. As of March 31, 2019 and December 31, 2018, the Company did not “control” and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of March 31, 2019, the Company had eight unfunded debt investments with aggregate unfunded commitments of  $4,348. As of December 31, 2018, the Company had seven unfunded debt investments with aggregate unfunded commitments of  $2,769. The Company maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s unaudited consolidated schedule of investments as of March 31, 2019 and audited consolidated schedule of investments as of December 31, 2018.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2019 and December 31, 2018:

	March 31, 2019 (Unaudited)		December 31, 2018
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$1,818	0%	$1,680	1%
Capital Goods	65,636	21%	70,327	24%
Commercial & Professional Services	28,752	9%	28,756	10%
Consumer Durables & Apparel	5,328	2%	5,213	2%
Consumer Services	17,681	6%	18,140	6%
Diversified Financials	10,153	3%	15,657	5%
Energy	18,424	6%	20,565	7%
Food & Staples Retailing	11,079	4%	—	—
Food, Beverage & Tobacco	7,968	3%	8,038	3%
Health Care Equipment & Services	34,721	11%	27,627	9%
Insurance	9,485	3%	8,333	3%
Materials	18,378	6%	17,114	6%
Media	1,565	0%	1,549	1%
Pharmaceuticals, Biotechnology & Life Sciences	13,547	4%	13,769	5%
Retailing	32,897	11%	28,455	10%
Software & Services	23,057	7%	15,238	5%
Technology Hardware & Equipment	5,944	2%	8,276	3%
Telecommunication Services	5,150	2%	—	0%
Transportation	104	0%	104	0%

Total	$311,687	100%	$288,841	100%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable.

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1 : Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 : Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3 : Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of March 31, 2019 and December 31, 2018, the Company’s investments and total return swap were categorized as follows in the fair value hierarchy:

	March 31, 2019 (Unaudited)		December 31, 2018
Valuation Inputs	Investments	Total Return Swap	Investments	Total Return Swap
Level 1—Price quotations in active markets	$—	$—	$—	$—
Level 2—Significant other observable inputs	104,282	—	115,687	—
Level 3—Significant unobservable inputs	207,405	(3,925)	173,154	(4,689)

Total	$311,687	$(3,925)	$288,841	$(4,689)

The Company’s investments consist primarily of debt investments that were either acquired directly from the issuer or traded on an over-the-counter market for institutional investors. Debt investments, for which broker quotes are not available are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated repayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost, if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Such investments described above are typically classified as Level 3 within the fair value hierarchy. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, the Company typically values its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services and are typically classified as Level 2 within the fair value hierarchy.

The Company values the TRS in accordance with the agreements between Cheltenham Funding and Citibank that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee of the Company’s board of directors, or the valuation committee, and

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

the board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 8 for additional information regarding the TRS.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers and independent valuation firms, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. The valuation committee and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

The following is a reconciliation for the three months ended March 31, 2019 and 2018 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Three Months Ended March 31, 2019
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Equity/Other	Total
Fair value at beginning of period	$140,540	$17,851	$4,311	$7	$10,445	$173,154
Accretion of discount (amortization of premium)	20	4	—	—	8	32
Net realized gain (loss)	1	—	—	—	—	1
Net change in unrealized appreciation (depreciation)	(942)	38	77	34	1,002	209
Purchases	24,656	5,930	—	2,995	341	33,922
Paid-in-kind interest	38	22	—	—	350	410
Sales and repayments	(323)	—	—	—	—	(323)
Net transfers in or out of Level 3	—	—	—	—	—	—

Fair value at end of period	$163,990	$23,845	$4,388	$3,036	$12,146	$207,405

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(942)	$38	$77	$34	$1,002	$209

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

	For the Three Months Ended March 31, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Equity/Other	Total
Fair value at beginning of period	$137,737	$35,420	$20,196	$71,532	$2,285	$267,170
Accretion of discount (amortization of premium)	36	9	—	78	—	123
Net realized gain (loss)	—	447	—	3	—	450
Net change in unrealized appreciation (depreciation)	(757)	(468)	(1,040)	(1,731)	(611)	(4,607)
Purchases	1,948	—	—	—	2,758	4,706
Paid-in-kind interest	14	—	—	—	265	279
Sales and repayments	(1,830)	(8,517)	—	(1,672)	(1)	(12,020)
Net transfers in or out of Level 3(1)	—	—	—	—	—	—

Fair value at end of period	$137,148	$26,891	$19,156	$68,210	$4,696	$256,101

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(737)	$4	$(1,040)	$(1,657)	$(610)	$(4,040)

(1)

As of June 30, 2018, the Company determined to classify certain investments whose valuations were obtained from independent third-party pricing services as Level 2 in the fair value hierarchy as the Company identified significant other observable inputs in these market quotations. It is the Company’s policy to recognize transfers between levels at the beginning of the reporting period.

The following is a reconciliation for the three months ended March 31, 2019 and 2018 of the total return swap for which significant unobservable inputs (Level 3) were used in determining the fair value:

	For the Three Months Ended March 31,
	2019	2018
Fair value at beginning of period	$(4,689)	$868
Accretion of discount (amortization of premium)	—	—
Net realized gain (loss)	2,383	2,477
Net change in unrealized appreciation (depreciation)	764	(120)
Sales and repayments	(2,383)	(2,477)
Net transfers in or out of Level 3	—	—

Fair value at end of period	$(3,925)	$748

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to the total return swap still held at the reporting date	$764	$(120)

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of March 31, 2019 and December 31, 2018 were as follows:

Type of Investment	Fair Value at March 31, 2019 (Unaudited)(1)	Valuation Technique(2)	Unobservable Input	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input(4)
Senior Debt	$176,956	Discounted Cash Flow	Discount Rate	8.06% - 15.04% (9.98%)	Decrease
	5,220	Waterfall	EBITDA Multiple	5.02x - 5.75x (5.58x)	Increase
	10,047	Cost
Subordinated Debt	3,029	Discounted Cash Flow	Discount Rate	11.58% - 11.58% (11.58%)	Decrease
	7	Waterfall	EBITDA Multiple	10.64x - 10.64x (10.64x)	Increase
Equity/Other	11,655	Waterfall	EBITDA Multiple	5.02x - 14.50x (7.75x)	Increase
	64	Option Pricing Model	Equity Illiquidity Discount	15.00% - 15.00% (15.00%)	Decrease
	427	Cost

Total	$207,405

Total Return Swap	$(3,925)	Indicative Dealer Quotes		72.58% - 100.75% (93.77%)	Increase

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(2)

For the assets and investments that have more than one valuation technique, the Company may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0 – 100%. Indicative dealer quotes obtained for valuation purposes are reviewed by the Company relative to other valuation techniques.

(3)	Weighted average amounts are based on the estimated fair values.

(4)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

Type of Investment	Fair Value at December 31, 2018	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$131,529	Market Comparables	Market Yield (%)	8.1% - 16.8%	10.7%
			EBITDA Multiples (x)	5.3x - 6.3x	5.8x
	9,011	Cost	Cost	99.0% - 100.0%	99.5%
Senior Secured Loans—Second Lien	13,593	Market Comparables	Market Yield (%)	10.0% - 14.5%	11.9%
	4,258	Cost	Cost	98.5% - 98.5%	98.5%
Other Senior Secured Debt	4,311	Market Comparables	Market Yield (%)	8.2% - 10.3%	9.4%
Subordinated Debt	7	Market Comparables	EBITDA Multiples (x)	9.6x - 10.1x	9.9x
Equity/Other	10,277	Market Comparables	EBITDA Multiples (x)	5.5x - 14.3x	7.4x
	64	Option Valuation Model	Volatility (%)	30.0% - 30.0%	30.0%
	104	Cost	Cost	100.0% - 100.0%	100.0%

Total	$173,154

Total Return Swap	$(4,689)	Market Quotes	Indicative Dealer Quotes	75.9% - 100.0%	93.6%

(1)

Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services, with the exception of investments in the Total Return Swap, which were valued by using the bid price from dealers on the date of the relevant period end. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of March 31, 2019 and December 31, 2018. For additional information regarding these financing arrangements, see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2018. Any significant changes to the Company’s financing arrangements during the three months ended March 31, 2019 are discussed below.

	As of March 31, 2019 (Unaudited)
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage	L+1.25%	$32,500	$17,500	December 26, 2019(2)
Citibank Total Return Swap	Total Return Swap	L+1.60%	$156,659	$18,341	N/A(3)

	As of December 31, 2018
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage	L+1.25%	$35,000	$15,000	September 27, 2019(2)
Citibank Total Return Swap	Total Return Swap	L+1.60%	$171,065	$3,935	N/A(3)

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)

This facility generally is terminable upon 270 days’ notice by either party. As of March 31, 2019 and December 31, 2018, neither party to the facility had provided notice of its intent to terminate the facility.

(3)

The TRS may be terminated by Cheltenham Funding at any time, subject to payment of an early termination fee if prior to the date 30 days before July 19, 2019 (April 19, 2019 as of March 31, 2019 and January 19, 2019 as of December 31, 2018), or by Citibank on or after July 19, 2019 (April 19, 2019 as of March 31, 2019 and January 19, 2019 as of December 31, 2018), in each case, in whole or in part, upon prior written notice to the other party.

For the three months ended March 31, 2019 and 2018, the components of total interest expense for the Company’s financing arrangement were as follows:

	Three Months Ended March 31,
	2019			2018
Arrangement(1)	Direct Interest Expense	Amortization of Deferred Financing Costs and Discount	Total Interest Expense	Direct Interest Expense	Amortization of Deferred Financing Costs and Discount	Total Interest Expense
BNP Facility(2)	$422	—	$422	$222	—	$222

(1)

Borrowings of the Company’s wholly-owned financing subsidiary are considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

(2)	Direct interest expense includes the effect of non-usage fees.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the three months ended March 31, 2019 were $41,111 and 4.11%, respectively. As of March 31, 2019, the Company’s effective interest rate on borrowings was 4.38%.

Under its financing arrangements, the Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar financing arrangements. The Company was in compliance with all covenants required by its financing arrangements as of March 31, 2019 and December 31, 2018.

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Citibank Total Return Swap

Counterparty	Description	Termination Date	Value as of March 31, 2019
Citibank	A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate.	Citibank may terminate the TRS on or after July 19, 2019 (April 19, 2019 as of March 31, 2019), unless certain specified events permit Citibank to terminate the TRS on an earlier date. Cheltenham Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank, subject to an early termination fee if prior to the date 30 days before July 19, 2019 (April 19, 2019 as of March 31, 2019).	$(3,925)

As of March 31, 2019 and December 31, 2018, the fair value of the TRS was $(3,925) and $(4,689), respectively, which is reflected on the Company’s consolidated balance sheets as unrealized appreciation (depreciation) on total return swap. As of March 31, 2019 and December 31, 2018, the receivable due on the TRS was $2,383 and $532, respectively, which is reflected on the Company’s consolidated balance sheets as a receivable due on total return swap. As of March 31, 2019 and December 31, 2018, the Company posted $62,071 and $67,529, respectively, in cash collateral held by Citibank, of which only $60,321 and $64,991, respectively, was required to be posted. The cash collateral held by Citibank is reflected in the Company’s consolidated balance sheets as due from counterparty. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding on its consolidated balance sheets as of March 31, 2019 and December 31, 2018.

For the three months ended March 31, 2019 and 2018, transactions in the TRS resulted in net realized gain (loss) on total return swap of  $2,383 and $2,477, respectively, and unrealized appreciation (depreciation) on total return swap of  $764 and $(120), respectively, both of which are reported on the Company’s consolidated statements of operations.

The following is a summary of the underlying loans subject to the TRS as of March 31, 2019:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Access CIG LLC	Software & Services	L+775		2/27/26	$411	$400	$(11)
Accuride Corp	Capital Goods	L+525	1.0%	11/17/23	3,319	2,918	(401)
Advantage Sales & Marketing Inc	Commercial & Professional Services	L+325	1.0%	7/23/21	4,466	3,972	(494)
Advantage Sales & Marketing Inc	Commercial & Professional Services	L+650	1.0%	7/25/22	739	603	(136)
American Bath Group LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,985	225
ATX Networks Corp(3)	Technology Hardware & Equipment	L+600, 1.00% PIK (1.00% Max PIK)	1.0%	6/11/21	6,311	6,229	(82)
Belk Inc	Retailing	L+475	1.0%	12/12/22	5,988	5,554	(434)
Caprock Midstream LLC	Energy	L+475		11/3/25	1,811	1,746	(65)
CDS US Intermediate Holdings Inc(3)	Media	L+825	1.0%	7/10/23	3,238	2,888	(350)
Centric Group LLC(4)	Retailing	L+800	1.0%	2/1/24	7,772	7,600	(172)
CSM Bakery Products	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	1,545	1,520	(25)
Dayton Superior Corp	Materials	L+800, 6.00% PIK (6.00% Max PIK)	1.0%	11/15/21	3,687	3,282	(405)
Diamond Resorts International Inc	Consumer Services	L+375	1.0%	9/2/23	7,511	7,361	(150)
Distribution International Inc	Retailing	L+500	1.0%	12/15/21	989	934	(55)
Eagleclaw Midstream Ventures LLC	Energy	L+425	1.0%	6/24/24	3,331	3,282	(49)
EIF Van Hook Holdings LLC	Energy	L+525		9/5/24	2,186	2,113	(73)
Foresight Energy LLC(3)	Materials	L+575	1.0%	3/28/22	3,352	3,286	(66)
Grocery Outlet Inc	Food & Staples Retailing	L+725		10/22/26	693	693	—

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Gulf Finance LLC	Energy	L+525	1.0%	8/25/23	4,535	3,710	(825)
Ivanti Software Inc	Software & Services	L+425	1.0%	1/20/24	2,488	2,472	(16)
JC Penney Corp Inc(3)	Retailing	L+425	1.0%	6/23/23	412	382	(30)
Jo-Ann Stores Inc	Retailing	L+500	1.0%	10/20/23	1,911	1,917	6
Jostens Inc	Consumer Services	L+550		12/19/25	1,042	1,073	31
LBM Borrower LLC	Capital Goods	L+375	1.0%	8/20/22	8,455	8,132	(323)
LBM Borrower LLC(4)	Capital Goods	L+925	1.0%	8/20/23	5,808	5,820	12
LD Intermediate Holdings Inc	Software & Services	L+588	1.0%	12/9/22	6,750	6,506	(244)
MedAssets Inc	Health Care Equipment & Services	L+450	1.0%	10/20/22	5,591	5,428	(163)
Mitel US Holdings Inc	Technology Hardware & Equipment	L+450		11/30/25	43	42	(1)
Monitronics International Inc(3)	Commercial & Professional Services	L+550	1.0%	9/30/22	1,130	976	(154)
NaviHealth Inc.	Health Care Equipment & Services	L+500		8/1/25	4,401	4,470	69
OPE Inmar Acquisition Inc	Software & Services	L+800	1.0%	5/1/25	6,895	6,878	(17)
P2 Energy Solutions, Inc.	Software & Services	L+400	1.0%	10/30/20	2,394	2,515	121
P2 Energy Solutions, Inc.	Software & Services	L+800	1.0%	4/30/21	1,309	1,436	127
PAE Holding Corp	Capital Goods	L+550	1.0%	10/20/22	22	22	—
Paradigm Acquisition Corp	Health Care Equipment & Services	L+750		10/26/26	488	484	(4)
Peak 10 Holding Corp	Telecommunication Services	L+350		8/1/24	2,543	2,496	(47)
Peak 10 Holding Corp	Telecommunication Services	L+725	1.0%	8/1/25	4,582	4,058	(524)
Sequa Corp	Materials	L+500	1.0%	11/28/21	5,554	5,505	(49)
Sequa Corp	Materials	L+900	1.0%	4/28/22	2,270	2,230	(40)
SI Group Inc	Materials	L+475		10/15/25	859	886	27
SIRVA Worldwide Inc	Commercial & Professional Services	L+550		8/2/25	832	821	(11)
SIRVA Worldwide Inc	Commercial & Professional Services	L+950		8/2/26	$706	$657	$(49)
SMG/PA	Consumer Services	L+700		1/23/26	1,124	1,123	(1)
Sorenson Communications LLC	Telecommunication Services	L+575	2.3%	4/30/20	9,898	9,799	(99)
Sutherland Global Services Inc(3)	Software & Services	L+538	1.0%	4/23/21	4,223	4,289	66
Team Health Inc	Health Care Equipment & Services	L+275	1.0%	2/6/24	22	21	(1)
Vivint Inc	Commercial & Professional Services	L+500		4/1/24	5,659	5,515	(144)
WireCo WorldGroup Inc	Capital Goods	L+900	1.0%	9/30/24	1,585	1,558	(27)
York Risk Services Group Inc(4)	Insurance	L+375	1.0%	10/1/21	3,019	2,851	(168)

Total					$156,659	$151,438	(5,221)

Total TRS Accrued Income and Liabilities:							1,296

Total TRS Fair Value:							$(3,925)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2018:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Access CIG LLC	Software & Services	L+775		2/27/26	$411	$398	$(13)
Accuride Corp	Capital Goods	L+525	1.0%	11/17/23	3,327	3,342	15
Advantage Sales & Marketing Inc	Commercial & Professional Services	L+325	1.0%	7/23/21	4,477	4,138	(339)
Advantage Sales & Marketing Inc	Commercial & Professional Services	L+650	1.0%	7/25/22	739	648	(91)
Aleris International Inc	Materials	L+475		2/27/23	491	490	(1)
American Bath Group LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,970	210
ATX Networks Corp(3)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	6,345	6,219	(126)
Belk Inc	Retailing	L+475	1.0%	12/12/22	6,008	5,572	(436)
Caprock Midstream LLC	Energy	L+475		11/3/25	1,811	1,710	(101)
CDS US Intermediate Holdings Inc(3)	Media	L+825	1.0%	7/10/23	3,238	2,632	(606)
Centric Group LLC(4)	Retailing	L+800	1.0%	2/1/24	7,772	7,668	(104)
CSM Bakery Products	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	1,545	1,468	(77)
Dayton Superior Corp	Materials	L+800, 6.0% PIK (6.0% Max PIK)	1.0%	11/15/21	3,697	3,223	(474)
Diamond Resorts International Inc	Consumer Services	L+375	1.0%	9/2/23	7,530	7,135	(395)
Distribution International Inc	Retailing	L+500	1.0%	12/15/21	991	910	(81)
Eagleclaw Midstream Ventures LLC	Energy	L+425	1.0%	6/24/24	3,339	3,266	(73)
EIF Van Hook Holdings LLC	Energy	L+525		9/5/24	2,213	2,181	(32)
Foresight Energy LLC(3)	Materials	L+575	1.0%	3/28/22	3,352	3,285	(67)
Grocery Outlet Inc	Food & Staples Retailing	L+725		10/22/26	693	688	(5)
Gulf Finance LLC	Energy	L+525	1.0%	8/25/23	4,547	3,556	(991)

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Ivanti Software Inc	Software & Services	L+425	1.0%	1/20/24	2,494	2,428	(66)
JC Penney Corp Inc(3)	Retailing	L+425	1.0%	6/23/23	415	371	(44)
Jo-Ann Stores Inc	Retailing	L+500	1.0%	10/20/23	1,954	1,873	(81)
Jostens Inc	Consumer Services	L+550		12/19/25	1,088	1,089	1
Koosharem LLC	Commercial & Professional Services	L+450	1.0%	4/18/25	538	519	(19)
LBM Borrower LLC	Capital Goods	L+375	1.0%	8/20/22	8,475	7,905	(570)
LBM Borrower LLC(4)	Capital Goods	L+925		8/20/23	5,808	5,820	12
LD Intermediate Holdings Inc	Software & Services	L+588	1.0%	12/9/22	6,840	6,802	(38)
MedAssets Inc	Health Care Equipment & Services	L+450	1.0%	10/20/22	$5,605	$5,413	$(192)
Mitel US Holdings Inc	Technology Hardware & Equipment	L+450		11/30/25	1,649	1,598	(51)
Monitronics International Inc(3)	Commercial & Professional Services	L+550		9/30/22	1,133	1,038	(95)
NaviHealth Inc.	Health Care Equipment & Services	L+500		8/1/25	4,412	4,348	(64)
OPE Inmar Acquisition Inc	Software & Services	L+800		5/1/25	6,895	6,878	(17)
P2 Energy Solutions, Inc.	Energy	L+400	1.3%	10/30/20	2,400	2,458	58
P2 Energy Solutions, Inc.	Energy	L+800	1.0%	4/30/21	1,309	1,425	116
Paradigm Acquisition Corp	Health Care Equipment & Services	L+750		10/26/26	488	489	1
Peak 10 Holding Corp	Telecommunication Services	L+325	1.0%	8/1/24	2,550	2,488	(62)
Peak 10 Holding Corp	Telecommunication Services	L+725		8/1/25	4,582	4,125	(457)
PF Chang’s China Bistro Inc	Consumer Services	L+500	1.0%	9/1/22	3,333	3,326	(7)
Savers Inc	Retailing	L+375	1.3%	7/9/19	553	530	(23)
Sequa Corp	Materials	L+500	1.0%	11/28/21	5,569	5,378	(191)
Sequa Corp	Materials	L+900	1.0%	4/28/22	2,270	2,159	(111)
SI Group Inc	Materials	L+475		10/15/25	861	859	(2)
SIRVA Worldwide Inc	Commercial & Professional Services	L+550		8/2/25	837	831	(6)
SIRVA Worldwide Inc	Commercial & Professional Services	L+950		8/2/26	706	649	(57)
SMG/PA	Consumer Services	L+700		1/23/26	1,124	1,093	(31)
Sorenson Communications LLC	Telecommunication Services	L+575	2.3%	4/30/20	9,924	9,887	(37)
Strike LLC	Energy	L+800	1.0%	11/30/22	2,771	2,849	78
Sutherland Global Services Inc(3)	Software & Services	L+538	1.0%	4/23/21	799	782	(17)
Sutherland Global Services Inc(3)	Software & Services	L+538	1.0%	4/23/21	3,434	3,358	(76)
Team Health Inc	Health Care Equipment & Services	L+275	1.0%	2/6/24	22	21	(1)
Vivint Inc	Commercial & Professional Services	L+500		4/1/24	5,673	5,523	(150)
Westbridge Technologies Inc(4)	Technology Hardware & Equipment	L+850	1.0%	4/28/23	4,655	4,738	83
WireCo WorldGroup Inc	Capital Goods	L+900	1.0%	9/30/24	1,586	1,562	(24)
York Risk Services Group Inc(4)	Insurance	L+375	1.0%	10/1/21	3,027	2,844	(183)

Total					$171,065	$164,955	(6,110)

Total TRS Accrued Income and Liabilities:							1,421

Total TRS Fair Value:							$(4,689)

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)

The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2019 and December 31, 2018, three-month LIBOR was 2.60% and 2.81%, respectively.

(3)

The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is also held directly by the Company or one of its wholly-owned subsidiaries as of March 31, 2019 and/or December 31, 2018.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Commitments and Contingencies (continued)

Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

Unfunded commitments to provide funds to portfolio companies are not recorded in the Company’s consolidated statements of assets and liabilities. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company has sufficient liquidity to fund these commitments. As of March 31, 2019, the Company’s unfunded commitments consisted of the following:

Category/Company(1)	Commitment Amount
Senior Secured Loans—First Lien
Apex Group Limited	$206
Apex Group Limited	533
Conservice LLC	544
CSafe Global	165
Eagle Family Foods Inc	375
Lipari Foods LLC	2,316
North Haven Cadence Buyer Inc	188
North Haven Cadence Buyer Inc	21

Total unfunded loans	$4,348

(1)	May be commitments to one or more entities affiliated with the named company.

As of March 31, 2019, the Company’s unfunded debt commitments have a fair value representing unrealized appreciation (depreciation) of $(118). The Company funds its equity investments as it receives funding notices from the portfolio companies. As of March 31, 2019, the Company’s unfunded equity commitments have a fair value of zero.

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under such arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. The Company has no such guarantees outstanding at March 31, 2019 and December 31, 2018.

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights

The following is a schedule of financial highlights of the Company for the three months ended March 31, 2019 and the year ended December 31, 2018:

	Three Months Ended March 31, 2019 (Unaudited)	Year Ended December 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$10.51	$11.12
Results of operations(2)
Net investment income	0.13	0.48
Net realized gain (loss) and unrealized appreciation (depreciation)	0.23	(0.40)

Net increase (decrease) in net assets resulting from operations	0.36	0.08

Stockholder distributions(3)
Distributions from net investment income	(0.18)	(0.69)
Distributions from net realized gain on investments	—	(0.01)

Net decrease in net assets resulting from stockholder distributions	(0.18)	(0.70)

Capital share transactions
Issuance of common stock(4)	—	0.01
Repurchases of common stock(5)	—	—

Net increase in net assets resulting from capital share transactions	—	0.01

Net asset value, end of period	$10.69	$10.51

Shares outstanding, end of period	31,589,690	31,584,470

Total return(6)	3.38%	0.60%

Total return (without assuming reinvestment of distributions)(6)	3.43%	0.81%

Ratio/Supplemental Data:
Net assets, end of period	$337,717	$331,938
Ratio of net investment income to average net assets(7)	4.70%	4.36%
Ratio of operating expenses to average net assets(7)	5.58%	3.80%
Ratio of net expenses to average net assets(7)	5.58%	3.72%
Portfolio turnover(8)	7.03%	32.71%
Total amount of senior securities outstanding, exclusive of treasury securities	$128,838	$141,074
Asset coverage per unit(9)	3.62	3.35

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the DRP. The issuance of common stock at an offering price, net of selling commissions, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during each period.

(6)

The total return for each period presented was calculated based on the change in net asset value during the applicable period, including the impact of distributions reinvested in accordance with the DRP. The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total returns do not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total returns include the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculations of total returns in the table should not be considered representations of the Company’s future total returns, which may be greater or less than the returns shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies

FS Investment Corporation IV

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total returns on the Company’s investment portfolio during the applicable period and do not represent actual returns to stockholders.

(7)

Weighted average net assets during the applicable period are used for this calculation. Ratios for the three months ended March 31, 2019 are annualized, with the exception of capital gains incentive fees. Annualized ratios for the three months ended March 31, 2019 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2019. The following is a schedule of supplemental ratios for the three months ended March 31, 2019 and for the year ended December 31, 2018:

	Three Months Ended March 31, 2019 (Unaudited)	Year Ended December 31, 2018
Ratio of subordinated income incentive fees to average net assets	1.67%	0.43%
Ratio of accrued capital gains incentive fees to average net assets	—	(0.50)%
Ratio of interest expense to average net assets	0.50%	0.24%
Ratio of excise taxes to average net assets	—	0.10%

(8)	Portfolio turnover for the three months ended March 31, 2019 is not annualized.

(9)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2018, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting as of December 31, 2018 has been audited by our independent registered public accounting firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

FS Investment Corporation IV

Opinion on the Internal Control Over Financial Reporting

We have audited FS Investment Corporation IV’s (the Company) internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation IV as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018 and our report dated March 18, 2019 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

Blue Bell, Pennsylvania

March 18, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of

FS Investment Corporation IV

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation IV (the Company) as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of FS Investment Corporation IV as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), FS Investment Corporation IV’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 18, 2019 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 and 2017 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more FS Investments investment companies since 2007.

Blue Bell, Pennsylvania

March 18, 2019

FS Investment Corporation IV

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31,
	2018	2017
Assets
Investments, at fair value (amortized cost—$295,875 and $262,292 respectively)	$288,841	$267,170
Cash	16,651	31,977
Foreign currency, at fair value (cost—$114 and $0, respectively)	114	—
Due from counterparty	67,529	70,500
Receivable for investments sold and repaid	29	1,850
Interest receivable	3,073	3,128
Receivable due on total return swap(1)	532	795
Unrealized appreciation on total return swap(1)	—	868
Prepaid expenses and other assets	17	18

Total assets	$376,786	$376,306

Liabilities
Unrealized depreciation on total return swap(1)	$4,689	$—
Credit facility payable(1)	35,000	19,900
Stockholder distributions payable	933	258
Distribution fees payable	631	302
Management fees payable	1,357	1,596
Subordinated income incentive fees payable(2)	903	—
Accrued capital gains incentive fees(2)	—	1,981
Administrative services expense payable	101	47
Interest payable(1)	374	75
Directors’ fees payable	91	110
Other accrued expenses and liabilities	769	500

Total liabilities	44,848	24,769

Commitments and contingencies(3)
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Class A common stock, $0.001 par value, 250,000,000 shares authorized, none issued and outstanding	—	—
Class D common stock, $0.001 par value, 250,000,000 shares authorized, none issued and outstanding	—	—
Class T common stock, $0.001 par value, 250,000,000 shares authorized, 31,584,470 and 31,614,476 shares issued and outstanding, respectively	32	32
Class I common stock, $0.001 par value, 350,000,000 shares authorized, none issued and outstanding	—	—
Capital in excess of par value	342,137	342,864
Accumulated earnings (loss)	(10,231)	8,641

Total stockholders’ equity	331,938	351,537

Total liabilities and stockholders’ equity	$376,786	$376,306

Net asset value per share of common stock at year end	$10.51	$11.12

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees and capital gains incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2018	2017	2016
Investment income
Interest income	$25,169	$16,346	$2,499
Paid-in-kind interest income	1,330	32	28
Fee income	1,524	3,692	658
Dividend income	31	—	—

Total investment income	28,054	20,070	3,185

Operating expenses
Management fees(1)	6,015	5,847	1,704
Subordinated income incentive fees(2)	1,488	—	—
Capital gains incentive fees(2)	(1,742)	1,164	1,302
Administrative services expenses	549	340	291
Stock transfer agent fees	201	183	133
Accounting and administrative fees	154	113	41
Interest expense(3)	825	700	—
Distribution fees	3,654	2,454	—
Organization costs	—	—	317
Offering costs	—	1,392	875
Directors’ fees	558	394	201
Other general and administrative expenses	1,128	1,202	712

Operating expenses	12,830	13,789	5,576
Management fee waiver(1)	(253)	(696)	—
Less: Expense reimbursement from sponsor(4)	—	—	(666)
Add: Expense recoupment to sponsor(4)	—	666	—

Net expenses	12,577	13,759	4,910

Net investment income (loss) before taxes	15,477	6,311	(1,725)

Excise taxes	342	162	40

Net investment income (loss)	15,135	6,149	(1,765)

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(127)	1,352	1,111
Net realized gain (loss) on total return swap(3)	5,137	10,873	4,791
Net realized gain (loss) on foreign currency	2	—	—
Net change in unrealized appreciation (depreciation) on investments	(11,912)	3,320	1,558
Net change in unrealized appreciation (depreciation) on total return swap(3)	(5,557)	(1,554)	2,422

Total net realized and unrealized gain (loss)	(12,457)	13,991	9,882

Net increase (decrease) in net assets resulting from operations	$2,678	$20,140	$8,117

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.08	$0.83	$1.19

Weighted average shares outstanding	31,592,861	24,157,385	6,820,502

(1)	See Note 4 for a discussion of the waiver by FSIC IV Advisor, LLC, the Company’s former investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees and capital gains incentive fees.

(3)	See Note 8 for a discussion of the Company’s financing arrangements.

(4)

See Note 4 for a discussion of expense reimbursements paid to the Company by its former investment adviser and affiliates and recoupment of such amounts paid by the Company to its former investment adviser and affiliates.

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2018	2017	2016
Operations
Net investment income (loss)	$15,135	$6,149	$(1,765)
Net realized gain (loss) on investments and total return swap(1)	5,012	12,225	5,902
Net change in unrealized appreciation (depreciation) on investments	(11,912)	3,320	1,558
Net change in unrealized appreciation (depreciation) on total return swap(1)	(5,557)	(1,554)	2,422

Net increase (decrease) in net assets resulting from operations	2,678	20,140	8,117

Stockholder distributions(2)
Distributions to stockholders	(21,892)	(17,642)	(4,443)

Net decrease in net assets resulting from stockholder distributions	(21,892)	(17,642)	(4,443)

Capital share transactions(3)
Issuance of common stock	—	178,284	155,638
Reinvestment of stockholder distributions	12,482	10,811	2,697
Repurchases of common stock	(12,867)	(2,052)	(213)

Net increase in net assets resulting from capital share transactions	(385)	187,043	158,122

Total increase (decrease) in net assets	(19,599)	189,541	161,796
Net assets at beginning of year	351,537	161,996	200

Net assets at end of year	$331,938	$351,537	$161,996

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2018	2017	2016
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$2,678	$20,140	$8,117
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(120,984)	(271,224)	(159,803)
Paid-in-kind interest	(1,330)	(32)	(28)
Proceeds from sales and repayments of investments	89,188	72,672	99,418
Net realized (gain) loss on investments	127	(1,352)	(1,111)
Net change in unrealized (appreciation) depreciation on investments	11,912	(3,320)	(1,558)
Net change in unrealized (appreciation) depreciation on total return swap(1)	5,557	1,554	(2,422)
Accretion of discount	(584)	(604)	(228)
Amortization of deferred financing costs	—	75	—
(Increase) decrease in due from counterparty	2,971	(24,500)	(46,000)
(Increase) decrease in receivable for investments sold and repaid	1,821	13,827	(15,677)
(Increase) decrease in interest receivable	55	(2,469)	(659)
(Increase) decrease in receivable due on total return swap(1)	263	182	(977)
(Increase) decrease in prepaid expenses and other assets	1	18	(36)
Increase (decrease) in payable for investments purchased	—	(11,148)	11,148
Increase (decrease) in distribution fees payable	329	302	—
Increase (decrease) in management fees payable	(239)	780	816
Increase (decrease) in subordinated income incentive fees payable	903	—	—
Increase (decrease) in accrued capital gains incentive fees	(1,981)	679	1,302
Increase (decrease) in administrative services expense payable	54	(133)	180
Increase (decrease) in interest payable(1)	299	75	—
Increase (decrease) in directors’ fees payable	(19)	22	88
Increase (decrease) in other accrued expenses and liabilities	269	46	454

Net cash provided by (used in) operating activities	(8,710)	(204,410)	(106,976)

Cash flows from financing activities
Issuance of common stock	—	178,284	155,638
Reinvestment of stockholder distributions	12,482	10,811	2,697
Repurchases of common stock	(12,867)	(2,052)	(213)
Stockholder distributions	(21,217)	(17,489)	(4,338)
Borrowings under credit facility(1)	60,000	24,800	—
Repayments under credit facility(1)	(44,900)	(4,900)	—
Deferred financing costs paid	—	(75)	—

Net cash provided by financing activities	(6,502)	189,379	153,784

Total increase (decrease) in cash	(15,212)	(15,031)	46,808
Cash at beginning of year	31,977	47,008	200

Cash at end of year	$16,765	$31,977	$47,008

Supplemental disclosure
Excise and state taxes paid	$225	$43	$—

(1)

See Note 8 for a discussion of the Company’s financing arrangements. During the years ended December 31, 2018 and 2017, the Company paid $526 and $550, respectively, in interest expense on the credit facility.

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Schedule of Investments

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—48.0%
ABB CONCISE Optical Group LLC	(l)	Retailing	L+500	1.0%	6/15/23	$848	$851	$814
Acosta Holdco Inc	(l)	Commercial & Professional Services	L+325	1.0%	9/26/21	2,691	2,022	1,653
Addison Holdings		Commercial & Professional Services	L+675	1.0%	12/29/23	11,976	11,976	11,996
All Systems Holding LLC		Commercial & Professional Services	L+767	1.0%	10/31/23	3,601	3,601	3,637
American Tire Distributors Inc	(l)	Automobiles & Components	L+750	1.0%	8/30/24	1,731	1,535	1,425
American Tire Distributors Inc	(l)	Automobiles & Components	L+650, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	272	255	255
Ammeraal Beltech Holding BV	(g)(l)	Capital Goods	E+375		7/30/25	€1,000	1,157	1,140
Apex Group Limited	(e)(g)	Diversified Financials	L+650		6/15/23	$211	205	181
Apex Group Limited	(g)	Diversified Financials	L+650	1.0%	6/15/25	1,429	1,402	1,373
Apex Group Limited	(e)(g)	Diversified Financials	L+650	1.0%	6/15/25	690	677	662
Apex Group Limited	(g)	Diversified Financials	L+650	1.0%	6/15/25	230	226	221
Apex Group Limited	(e)(g)	Diversified Financials	L+650	1.0%	6/15/25	345	340	331
AVF Parent LLC		Retailing	L+725	1.3%	3/1/24	13,853	13,853	12,950
Borden Dairy Co		Food, Beverage & Tobacco	L+808	1.0%	7/6/23	4,375	4,375	3,978
Constellis Holdings LLC/Constellis Finance Corp		Capital Goods	L+575	1.0%	4/1/22	4,346	4,281	4,281
CSafe Global		Capital Goods	L+725	1.0%	11/1/21	26	26	26
CSafe Global	(e)	Capital Goods	L+725	1.0%	11/1/21	235	235	237
CSafe Global		Capital Goods	L+725	1.0%	10/31/23	2,234	2,233	2,256
Dade Paper and Bag Co Inc		Capital Goods	L+700	1.0%	6/10/24	422	422	405
Dade Paper and Bag Co Inc		Capital Goods	L+750	1.0%	6/10/24	3,311	3,311	3,244
Eagle Family Foods Inc	(e)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	379	375	323
Eagle Family Foods Inc		Food, Beverage & Tobacco	L+650	1.0%	6/14/24	2,513	2,487	2,475
Empire Today LLC		Retailing	L+700	1.0%	11/17/22	2,940	2,940	2,945
FullBeauty Brands Holdings Corp	(i)(j)(l)	Retailing	L+475	1.0%	10/14/22	4,824	1,439	1,469
Hudson Technologies Co	(g)	Commercial & Professional Services	L+1025	1.0%	10/10/23	5,635	5,587	4,029
Icynene Group Ltd		Materials	L+700	1.0%	11/30/24	6,930	6,930	6,739
JSS Holdings Ltd		Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	9,958	9,882	10,257
Kodiak BP LLC		Capital Goods	L+725	1.0%	12/1/24	13,428	13,428	13,142
Murray Energy Corp		Energy	L+900	1.0%	2/12/21	1,000	994	996
North Haven Cadence Buyer Inc	(e)	Consumer Services	L+500	1.0%	9/2/21	188	187	188
North Haven Cadence Buyer Inc		Consumer Services	L+777	1.0%	9/2/24	1,055	1,055	1,044
North Haven Cadence Buyer Inc		Consumer Services	L+798	1.0%	9/2/24	3,656	3,656	3,620
North Haven Cadence Buyer Inc	(e)	Consumer Services	L+650	1.0%	9/2/24	750	750	743
Power Distribution Inc		Capital Goods	L+725	1.3%	1/25/23	4,891	4,891	4,891
Propulsion Acquisition LLC	(l)	Capital Goods	L+600	1.0%	7/13/21	8,281	8,199	8,198
Reliant Rehab Hospital Cincinnati LLC		Health Care Equipment & Services	L+675	1.0%	8/30/24	5,052	5,004	5,037
Safariland LLC		Capital Goods	L+765	1.1%	11/18/23	4,766	4,766	4,271
Sequel Youth & Family Services LLC		Health Care Equipment & Services	L+700	1.0%	9/1/23	1,223	1,223	1,245
Sequel Youth & Family Services LLC		Health Care Equipment & Services	L+800		9/1/23	7,000	7,000	7,125
SSC (Lux) Limited S.a r.l.	(g)	Health Care Equipment & Services	L+750	1.0%	9/10/24	6,385	6,385	6,449
Tangoe LLC		Software & Services	L+650	1.0%	11/28/25	4,778	4,731	4,730

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Trace3 Inc		Diversified Financials	L+675	1.0%	8/5/24	$7,516	$7,516	$7,440
Virgin Pulse Inc		Software & Services	L+650	1.0%	5/22/25	10,158	10,081	9,842
Westbridge Technologies Inc	(l)	Technology Hardware & Equipment	L+850	1.0%	4/28/23	2,850	2,805	2,857
York Risk Services Group Inc	(l)	Insurance	L+375	1.0%	10/1/21	980	975	919

Total Senior Secured Loans—First Lien							166,269	162,039
Unfunded Loan Commitments							(2,769)	(2,769)

Net Senior Secured Loans—First Lien							163,500	159,270

Senior Secured Loans—Second Lien—8.6%
Ammeraal Beltech Holding BV	(g)	Capital Goods	L+800		7/27/26	4,804	4,710	4,700
Centric Group LLC	(l)	Retailing	L+800	1.0%	2/1/24	8,500	8,488	8,384
Chisholm Oil & Gas Operating LLC		Energy	L+800	1.0%	3/21/24	6,000	6,000	5,929
LBM Borrower LLC	(l)	Capital Goods	L+925	1.0%	8/20/23	2,427	2,385	2,378
One Call Care Management Inc		Insurance	L+375, 6.0% PIK (6.0% Max PIK)		4/11/24	1,386	1,374	1,327
Pure Fishing Inc		Consumer Durables & Apparel	L+838	1.0%	12/31/26	4,301	4,258	4,258
Rise Baking Company		Food, Beverage & Tobacco	L+800	1.0%	8/9/26	1,652	1,636	1,637

Total Senior Secured Loans—Second Lien							28,851	28,613

Other Senior Secured Debt—8.0%
Akzo Nobel Specialty Chemicals	(f)(g)(l)	Materials	8.0%		10/1/26	618	618	579
APTIM Corp	(f)(l)	Diversified Financials	7.8%		6/15/25	8,783	8,783	6,642
Artesyn Embedded Technologies Inc	(f)(l)	Technology Hardware & Equipment	9.8%		10/15/20	482	465	446
Avantor Inc	(f)(l)	Pharmaceuticals, Biotechnology & Life Sciences	6.0%		10/1/24	1,282	1,282	1,261
Black Swan Energy Ltd	(g)	Energy	9.0%		1/20/24	1,334	1,334	1,287
Boyne USA Inc	(f)(l)	Consumer Services	7.3%		5/1/25	16	17	17
DJO Finance LLC/DJO Finance Corp	(f)(l)	Health Care Equipment & Services	8.1%		6/15/21	2,113	2,128	2,182
Genesys Telecommunications Laboratories Inc	(f)(l)	Technology Hardware & Equipment	10.0%		11/30/24	428	473	450
JC Penney Corp Inc	(f)(g)(l)	Retailing	5.7%		6/1/20	38	35	30
JW Aluminum Co	(l)	Materials	10.3%		6/1/26	759	759	757
Lycra	(f)(g)(l)	Consumer Durables & Apparel	7.5%		5/1/25	1,015	1,027	955
Numericable-SFR	(f)(g)(l)	Software & Services	8.1%		2/1/27	333	333	315
Pattonair Holdings Ltd	(f)(g)(l)	Capital Goods	9.0%		11/1/22	1,259	1,302	1,272
Ply Gem Holdings Inc	(f)(l)	Capital Goods	8.0%		4/15/26	2,390	2,286	2,199
Velvet Energy Ltd	(g)	Energy	9.0%		10/5/23	3,000	3,000	3,024
Vivint Inc	(f)(l)	Commercial & Professional Services	7.6%		9/1/23	2,299	2,107	1,881
Vivint Inc	(f)(l)	Commercial & Professional Services	7.9%		12/1/22	3,471	3,420	3,289

Total Other Senior Secured Debt							29,369	26,586

Subordinated Debt—19.3%
All Systems Holding LLC		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	7	7	7
Ascent Resources Utica Holdings LLC/ARU Finance Corp	(f)(l)	Energy	10.0%		4/1/22	6,500	6,500	6,652
Avantor Inc	(f)(l)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%		10/1/25	12,500	12,502	12,508

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
CEC Entertainment Inc	(f)(l)	Consumer Services	8.0%		2/15/22	$7,100	$6,805	$6,390
ClubCorp Club Operations Inc	(f)(l)	Consumer Services	8.5%		9/15/25	3,339	3,221	3,005
Diamond Resorts International Inc	(f)(l)	Consumer Services	10.8%		9/1/24	933	977	842
Exterran Energy Solutions LP/EES Finance Corp	(f)(g)(l)	Energy	8.1%		5/1/25	2,743	2,743	2,645
Great Lakes Dredge & Dock Corp	(f)(g)(l)	Capital Goods	8.0%		5/15/22	4,105	4,105	4,174
Intelsat Jackson Holdings SA	(f)(g)(l)	Media	5.5%		8/1/23	1,761	1,585	1,549
Ken Garff Automotive LLC	(f)(l)	Retailing	7.5%		8/15/23	1,837	1,852	1,823
LifePoint Hospitals Inc	(f)(l)	Health Care Equipment & Services	9.8%		12/1/26	2,344	2,318	2,233
PF Chang’s China Bistro Inc	(f)(l)	Consumer Services	10.3%		6/30/20	2,633	2,492	2,404
Quorum Health Corp	(f)(l)	Health Care Equipment & Services	11.6%		4/15/23	786	783	749
SRS Distribution Inc	(f)(l)	Capital Goods	8.3%		7/1/26	3,567	3,516	3,282
Stars Group Holdings BV	(f)(g)(l)	Consumer Services	7.0%		7/15/26	521	521	506
Surgery Partners Holdings LLC	(f)(l)	Health Care Equipment & Services	6.8%		7/1/25	416	397	360
Team Health Inc	(f)(l)	Health Care Equipment & Services	6.4%		2/1/25	2,412	2,117	1,969
Vertiv Group Corp	(f)(l)	Technology Hardware & Equipment	9.3%		10/15/24	5,082	5,018	4,523
Vivint Inc	(f)(l)	Commercial & Professional Services	8.8%		12/1/20	2,327	2,236	2,219
York Risk Services Group Inc	(f)(l)	Insurance	8.5%		10/1/22	8,695	8,323	6,087

Total Subordinated Debt							68,018	63,927

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Equity/Other—3.1%
All Systems Holding LLC, Common Stock		Commercial & Professional Services				4	$39	$45
ASG Technologies, Warrants	(j)	Software & Services			6/27/2022	12,081	344	351
Australis Maritime, Private Equity	(g)(j)	Transportation				104,330	104	104
Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
Chisholm Oil & Gas Operating LLC, Series A Units	(j)(k)	Energy				75,000	$75	$32
CSafe Global, Common Stock	(j)	Capital Goods				17,400	17	24
Empire Today LLC, Common Stock	(j)	Retailing				14	41	40
JSS Holdings Ltd, Net Profits Interest	(j)	Capital Goods				—	—	64
JW Aluminum Co, Common Stock	(j)	Materials				41	—	—
JW Aluminum Co, Preferred Stock		Materials	12.5% PIK		11/17/2025	1,003	4,835	9,039
North Haven Cadence Buyer Inc, Common Equity	(j)	Consumer Services				208,333	208	318
Power Distribution Inc, Common Stock	(j)	Capital Goods				230,769	231	121
SSC (Lux) Limited S.a r.l., Common Stock	(g)(j)	Health Care Equipment & Services				11,364	227	278
Trace3 Inc, Common Stock		Diversified Financials				1,545	16	29

Total Equity/Other							6,137	10,445

TOTAL INVESTMENTS—87.0%							$295,875	288,841

OTHER ASSETS IN EXCESS OF LIABILITIES—13.0%								43,097

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Cost	Fair Value(d)
NET ASSETS—100.0%								$331,938

Total Return Swap							Notional Amount	Unrealized Depreciation
Citibank TRS Facility (Note 8)	(g)						$171,065	$(4,689)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2018, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 2.81% and the Euro Interbank Offered Rate, or EURIBOR, or “E”, was (0.31)%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(f)

Security or portion thereof held within Broomall Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNP. Securities held within Broomall Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNP (see Note 8).

(g)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2018, 90.8% of the Company’s total assets represented qualifying assets. In addition, as described in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 89.9% of the Company’s total assets represented qualifying assets as of December 31, 2018.

(h)	Position or portion thereof unsettled as of December 31, 2018.

(i)	Security was on non-accrual status as of December 31, 2018.

(j)	Security is non-income producing.

(k)	Security held within FSIC IV Investments, LLC, a wholly-owned subsidiary of the Company.

(l)	Security is classified as Level 2 in the Company’s fair value hierarchy (see Note 7).

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—39.2%
Actian Corp.		Software & Services	L+806	1.0%	6/30/22	$1,524	$1,524	$1,543
AG Group Merger Sub, Inc.		Commercial & Professional Services	L+750	1.0%	12/29/23	8,917	8,917	9,073
All Systems Holding LLC		Commercial & Professional Services	L+767	1.0%	10/31/23	3,341	3,341	3,391
American Bath Group, LLC		Capital Goods	L+525	1.0%	9/30/23	2,970	2,958	3,002
AVF Parent, LLC		Retailing	L+725	1.3%	3/1/24	14,211	14,211	14,505
Borden Dairy Co.		Food, Beverage & Tobacco	L+804	1.0%	7/6/23	4,375	4,375	4,374
Casablanca US Holdings Inc.		Consumer Services	L+475	1.0%	3/29/24	2,463	2,406	2,468
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	11/1/21	148	148	147
CSafe Acquisition Co., Inc.	(e)	Capital Goods	L+725	1.0%	11/1/21	113	113	112
CSafe Acquisition Co., Inc.		Capital Goods	L+725	1.0%	10/31/23	2,081	2,081	2,062
CSafe Acquisition Co., Inc.	(e)	Capital Goods	L+725	1.0%	10/31/23	1,117	1,117	1,107
Dade Paper & Bag, LLC		Capital Goods	L+750	1.0%	6/10/24	3,344	3,344	3,461
Empire Today, LLC		Retailing	L+800	1.0%	11/17/22	2,970	2,970	3,000
FullBeauty Brands Holdings Corp.		Consumer Durables & Apparel	L+800	1.0%	10/14/20	7,000	7,000	6,912
Hudson Technologies Co.	(g)	Commercial & Professional Services	L+725	1.0%	10/10/23	5,707	5,707	5,785
Hudson Technologies Co.	(e)(g)	Commercial & Professional Services	L+725	1.0%	10/10/23	1,359	1,359	1,377
Icynene U.S. Acquisition Corp.		Materials	L+700	1.0%	11/30/24	7,000	7,000	7,001
JSS Holdings, Inc.		Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	9,961	9,871	10,115
JSS Holdings, Inc.	(e)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	1,818	1,818	1,846
Kodiak BP, LLC		Capital Goods	L+725	1.0%	12/1/24	10,515	10,515	10,541
Kodiak BP, LLC	(e)	Capital Goods	L+725	1.0%	12/1/24	3,030	3,030	3,038
North Haven Cadence Buyer, Inc.	(e)	Consumer Services	L+500	1.0%	9/2/21	188	187	188
North Haven Cadence Buyer, Inc.		Consumer Services	L+810	1.0%	9/2/22	5,537	5,537	5,641
North Haven Cadence Buyer, Inc.	(e)	Consumer Services	L+750	1.0%	9/2/22	708	708	722
Power Distribution, Inc.		Capital Goods	L+725	1.3%	1/25/23	4,988	4,988	5,063
Propulsion Acquisition, LLC		Commercial & Professional Services	L+600	1.0%	7/13/21	8,366	8,257	8,283
Safariland, LLC		Capital Goods	L+768	1.1%	11/18/23	4,766	4,766	4,831
Safariland, LLC	(e)	Capital Goods	L+725	1.1%	11/18/23	1,285	1,285	1,303
Sequel Youth and Family Services, LLC		Health Care Equipment & Services	L+778	1.0%	9/1/22	8,235	8,235	8,311
Sequel Youth and Family Services, LLC	(e)	Health Care Equipment & Services	L+700	1.0%	9/1/22	412	412	416
SSC (Lux) Limited S.à r.l.	(g)	Health Care Equipment & Services	L+750	1.0%	9/10/24	4,545	4,545	4,636
Strike, LLC		Energy	L+800	1.0%	5/30/19	1,866	1,842	1,875
Trace3, LLC		Software & Services	L+775	1.0%	6/6/23	2,488	2,487	2,547
USI Senior Holdings, Inc.		Capital Goods	L+779	1.0%	1/5/22	5,144	5,144	5,173
USI Senior Holdings, Inc.	(e)	Capital Goods	L+725	1.0%	1/5/22	1,047	1,047	1,053
Westbridge Technologies, Inc.		Software & Services	L+850	1.0%	4/28/23	2,963	2,908	2,940
York Risk Services Holding Corp.		Insurance	L+375	1.0%	10/1/21	990	983	971

Total Senior Secured Loans—First Lien							147,136	148,813
Unfunded Loan Commitments							(11,076)	(11,076)

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Net Senior Secured Loans—First Lien							$136,060	$137,737

Senior Secured Loans—Second Lien—10.1%
Casablanca US Holdings Inc.		Consumer Services	L+900	1.0%	3/31/25	$8,337	8,062	8,535
Chisholm Oil and Gas Operating, LLC		Energy	L+800	1.0%	3/21/24	6,000	6,000	5,999
JW Aluminum Co.		Materials	L+850	0.8%	11/17/20	779	779	791
LBM Borrower, LLC		Capital Goods	L+925	1.0%	8/20/23	2,427	2,379	2,440
LTI Holdings, Inc.		Materials	L+875	1.0%	5/16/25	3,000	2,944	3,052
TKC Holdings, Inc.		Retailing	L+800	1.0%	2/1/24	8,500	8,487	8,564
TravelCLICK, Inc.		Software & Services	L+775	1.0%	11/6/21	6,009	6,026	6,039

Total Senior Secured Loans—Second Lien							34,677	35,420

Senior Secured Bonds—5.7%
AssuredPartners, Inc.	(f)	Insurance	7.0%		8/15/25	5,682	5,682	5,691
Avantor, Inc.	(f)	Materials	6.0%		10/1/24	1,282	1,282	1,284
Black Swan Energy Ltd.	(g)	Energy	9.0%		1/20/24	1,334	1,334	1,344
CSVC Acquisition Corp.	(f)	Diversified Financials	7.8%		6/15/25	9,183	9,183	8,839
Velvet Energy Ltd.	(g)	Energy	9.0%		10/5/23	3,000	3,000	3,038

Total Senior Secured Bonds							20,481	20,196

Subordinated Debt—20.3%
Ascent Resources Utica Holdings, LLC	(f)	Energy	10.0%		4/1/22	10,000	10,000	10,806
Avantor, Inc.	(f)	Materials	9.0%		10/1/25	12,500	12,502	12,430
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	7,297	6,911	6,905
Coveris Holdings S.A.	(f)(g)	Materials	7.9%		11/1/19	14,529	14,448	14,502
Covey Park Energy LLC	(f)	Energy	7.5%		5/15/25	1,667	1,667	1,741
Exterran Energy Solutions, L.P.	(f)(g)	Capital Goods	8.1%		5/1/25	5,143	5,143	5,554
Great Lakes Dredge & Dock Corp.	(f)(g)	Capital Goods	8.0%		5/15/22	7,000	7,000	7,353
P.F. Chang’s China Bistro, Inc.	(f)	Consumer Services	10.3%		6/30/20	4,000	3,659	3,666
S1 Blocker Buyer Inc.		Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	10	10	11
York Risk Services Holding Corp.	(f)	Insurance	8.5%		10/1/22	8,695	8,245	8,564

Total Subordinated Debt							69,585	71,532

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(d)
Equity/Other—0.7%
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	(h)	Software & Services	12,081	$344	$331
Chisholm Oil and Gas, LLC, Series A Units	(h)(i)	Energy	70,947	71	71
CSF Group Holdings, Inc., Common Equity	(h)	Capital Goods	17,400	17	12
Escape Velocity Holdings, Inc., Common Equity	(h)	Software & Services	1,545	15	36
H.I.G. Empire Holdco, Inc., Common Equity	(h)	Retailing	14	41	41
JSS Holdco, LLC, Net Profits Interest	(h)	Capital Goods	—	—	69
JW Aluminum Co., Common Equity	(h)	Materials	18	—	—
JW Aluminum Co., Preferred Equity	(h)	Materials	83	295	827
North Haven Cadence TopCo, LLC, Common Equity	(h)	Consumer Services	208,333	208	323
PDI Parent LLC, Common Equity	(h)	Capital Goods	230,769	231	242
S1 Blocker Buyer Inc., Common Equity		Commercial & Professional Services	4	40	61
SSC Holdco Limited, Common Equity	(g)(h)	Health Care Equipment & Services	11,364	227	272

Total Equity/Other				1,489	2,285

TOTAL INVESTMENTS—76.0%				$262,292	267,170

OTHER ASSETS IN EXCESS OF LIABILITIES—24.0%					84,367

NET ASSETS—100.0%					$351,537

Total Return Swap				Notional Amount	Unrealized Appreciation
Citibank TRS Facility (Note 8)	(g)			$151,866	$868

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 1.69%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Investments classified as Level 3 in the Company’s fair value hierarchy whereby fair value was determined by the Company’s board of directors, unless otherwise noted (see Note 7).

(e)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(f)

Security or portion thereof held within Broomall Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc., or BNP. Securities held within Broomall Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, subject to the terms and conditions governing the prime brokerage facility with BNP (see Note 8).

(g)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2017, 88.1% of the Company’s total assets represented qualifying assets. In addition, as described

See notes to consolidated financial statements.

FS Investment Corporation IV

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

in Note 8, the Company also calculates its compliance with the qualifying asset test on a “look through” basis by disregarding the value of the Company’s total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 88.6% of the Company’s total assets represented qualifying assets as of December 31, 2017.

(h)	Security is non-income producing.

(i)	Security held within FSIC IV Investments, LLC, a wholly-owned subsidiary of the Company.

See notes to consolidated financial statements.

FS Investment Corporation IV

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation IV, or the Company, was incorporated under the general corporation laws of the State of Maryland on February 25, 2015 and formally commenced investment operations on January 6, 2016. In November 2017, the Company closed its continuous public offering of Class T common stock to new investors. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2018, the Company had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2018. All significant intercompany transactions have been eliminated in consolidation.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Company’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, a portion of the Company’s portfolio may be comprised of equity and equity-related securities, corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps.

The Company is externally managed by FS/KKR Advisor, LLC, or the Advisor, pursuant to an investment advisory and administrative services agreement, dated as of April 9, 2018, or the investment advisory and administrative services agreement. On April 9, 2018, GSO/Blackstone Debt Funds Management LLC, or GDFM, resigned as the investment sub-adviser to the Company and terminated the investment sub-advisory agreement, or the investment sub-advisory agreement, between FSIC IV Advisor, LLC, or FSIC IV Advisor, and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, on April 9, 2018, the Company entered into the investment advisory and administrative services agreement, which replaced an investment advisory and administrative services agreement, dated September 21, 2015, or the FSIC IV Advisor investment advisory and administrative services agreement, by and between the Company and FSIC IV Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification, or ASC, Topic 946, Financial Services—Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.

Valuation of Portfolio Investments: The Company determines the fair value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Advisor provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

•

the Company’s quarterly fair valuation process begins with the Advisor reviewing and documenting valuations of each portfolio company or investment, which valuations are obtained from an independent third-party valuation service and provide a valuation range;

•

the Advisor then provides the valuation committee of the Company’s board of directors, or the valuation committee, with its valuation recommendation for each portfolio company or investment, along with supporting materials;

•	preliminary valuations are then discussed with the valuation committee;

•

the valuation committee reviews the preliminary valuations and the Advisor, together with its independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that the Company’s board of directors approve the fair valuations; and

•

the Company’s board of directors discusses the valuations and determines the fair value of each such investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s consolidated financial statements. In making its determination of fair value, the Company’s board of directors may use any approved independent third-party pricing or valuation services. However, the Company’s board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that the Company’s board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor, any approved independent third-party valuation services and the Company’s board of directors may consider when determining the fair value of the Company’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its determination of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor, any approved independent third-party valuation services and the Company’s board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor, any approved independent third-party valuation services and the Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the Company’s board of directors, in consultation with the Advisor and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company’s board of directors has delegated day-to-day responsibility for implementing its valuation policy to the Advisor, and has authorized the Advisor to utilize independent third-party valuation and pricing services that have been approved by the Company’s board of directors. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

The Company values its total return swap, or TRS, between its wholly-owned financing subsidiary, Cheltenham Funding LLC, or Cheltenham Funding, and Citibank, N.A., or Citibank, in accordance with the agreements between Cheltenham Funding and Citibank that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee and the board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the Company’s valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 8 for additional information regarding the Company’s TRS.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. Distributions received from limited liability company (“LLC”) and limited partnership (“LP”) investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Effective January 1, 2018, the Company adopted ASC Topic 606, Revenue from Contracts with Customers, or ASC Topic 606, using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption. The Company did not identify any in-scope contracts that had not been completed as of the date of adoption and, as a result, the Company did not recognize a cumulative effect on stockholders’ equity in connection with the adoption of the new revenue recognition guidance.

The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. Under the new revenue recognition guidance, which the Company has applied to all new in-scope contracts as of the date of adoption, structuring and other upfront fees are recognized as revenue based on the transaction price as the performance obligation is fulfilled. The related performance obligation consists of structuring activities and is satisfied over time as such activities are performed. Consideration is variable and is constrained from being included in the transaction price until the uncertainty associated with the variable consideration is resolved, typically as of the trade date of the related transaction. Payment is typically due on the settlement date of the related transaction.

For the year ended December 31, 2018, the Company recognized $538 in structuring fee revenue under the new revenue recognition guidance and included such revenue in the fee income line item on its consolidated statements of operations. Comparative periods are presented in accordance with revenue recognition guidance effective prior to January 1, 2018, under which the Company recorded structuring and other non-recurring upfront fees as income when earned. The Company has determined that the adoption of the new revenue recognition guidance did not have a material impact on the amount of revenue recognized for the year ended December 31, 2018.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees previously paid by the Company. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fees as if it were due and payable as of the end of such period. The

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

The Company “looks through” its total return swap, or TRS, between its wholly-owned financing subsidiary Cheltenham Funding LLC, or Cheltenham Funding, and Citibank, N.A., or Citibank, in calculating the capital gains incentive fee. Under this methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans underlying the TRS directly is treated as net investment income subject to the subordinated incentive fee on income payable to the Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans underlying the TRS further reduces the capital gains incentive fee payable to the Advisor with respect to realized gains. See Note 8 for additional information regarding the Company’s TRS.

Subordinated Income Incentive Fee: Pursuant to the terms of the investment advisory and administrative services agreement, the Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the investment advisory and administrative services agreement, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital equal to 1.75% per quarter (1.875% under the FSIC IV Advisor investment advisory and administrative services agreement), or an annualized hurdle rate of 7.0% (7.5% under the FSIC IV Advisor investment advisory and administrative services agreement). For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, the Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75% (1.875% under the FSIC IV Advisor investment advisory and administrative services agreement). Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually (2.34375%, or 9.375% annually under the FSIC IV Advisor investment advisory and administrative services agreement), of the Company’s adjusted capital. Thereafter, the Advisor will be entitled to receive 20.0% of the pre-incentive fee net investment income.

Organization Costs: Organization costs primarily included, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to the Company’s organization. These costs were expensed as the Company raised proceeds in its continuous public offering. During the year ended December 31, 2016, the Company expensed $317 of organization costs as it raised proceeds in its continuous public offering, which commenced on January 6, 2016. During the period from February 25, 2015 (Inception) to December 31, 2015, the Company incurred organization costs of  $317 which were paid on the Company’s behalf by FS Investments (see Note 4).

Offering Costs: Offering costs primarily included, among other things, marketing expenses, certain government and regulatory affairs activities, and printing, legal and due diligence fees and other costs pertaining to the Company’s continuous public offering of shares of its common stock, including the preparation of the Company’s registration statement on Form N-2 and salaries and direct expenses of FSIC IV Advisor’s personnel, employees of its affiliates and others while engaged in such activities. The Company deferred and amortized such costs as an expense over twelve months as the Company raised proceeds in its continuous public offering. During the years ended December 31, 2018, 2017 and 2016, the Company expensed $0, $1,392 and $875, respectively, of offering costs as it raised proceeds in its continuous public offering, which commenced on January 6, 2016. During the period from February 25, 2015 (Inception) to December 31, 2017, the Company incurred offering costs of $9,358 which were paid on the Company’s behalf by FS Investments (see Note 4). In November 2017, the Company closed its continuous public offering to new investors.

Under the terms of the FSIC IV Advisor investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, FSIC IV Advisor was entitled to receive up to 0.75% of gross proceeds raised in the

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Company’s continuous public offering until all organization and offering costs funded by FSIC IV Advisor or its affiliates (including FS Investments) had been recovered.

Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the years ended December 31, 2018 and 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016, the Company did not incur any interest or penalties.

The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Company’s consolidated financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Company’s stockholders are recorded as of the record date. Subject to applicable legal restrictions and the sole discretion of the Company’s board of directors, the Company currently intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis to Class T stockholders of record, determined on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Reclassifications: Certain amounts in the consolidated financial statements for the year ended December 31, 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 may have been reclassified to conform to the classification used to prepare the consolidated financial statements for the year ended December 31, 2018. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Recent Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement—Disclosures Framework—Changes to Disclosure Requirements of Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. The Company is currently evaluating the impact of ASU 2018-13 on its financial statements.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018		2017		2016
	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	16,045,353	$185,502	14,532,974	$158,913
Reinvestment of Distributions	1,123,491	12,482	971,003	10,811	249,435	2,697

Total Gross Proceeds	1,123,491	12,482	17,016,356	196,313	14,782,409	161,610
Upfront Selling Commissions and Dealer Manager Fees(1)	—	—	—	(7,218)	—	(3,275)

Net Proceeds to Company	1,123,491	12,482	17,016,356	189,095	14,782,409	158,335
Share Repurchase Program(2)	(1,153,497)	(12,867)	(184,551)	(2,052)	(19,738)	(213)

Net Proceeds from Share Transactions	(30,006)	$(385)	16,831,805	$187,043	14,762,671	$158,122

(1)

Effective January 25, 2017, in connection with certain changes to the Company’s plan of distribution, FS Investment Solutions, LLC (formerly FS 2 Capital Partners, LLC), or FS Investment Solutions, the dealer manager for the Company’s continuous public offering and an affiliate of the Company, began receiving upfront selling commissions of up to 3.00% and dealer manager fees of up to 1.25% of the gross proceeds received on Class T shares sold in the offering. All of the upfront selling commissions and all or a portion of the dealer manager fees were reallowed to selected broker-dealers and financial representatives. Prior to January 25, 2017, Class T shares were subject to upfront selling commissions of up to 2.20% of gross proceeds and were not subject to dealer manager fees.

(2)

Share repurchase program amounts are presented including any applicable contingent deferred sales charge. Beginning with the quarterly tender offer conducted during the three months ended March 31, 2017, Class T shares tendered pursuant to the Company’s share repurchase program were no longer subject to a contingent deferred sales charge. See below for a discussion of the Company’s share repurchase program and see Note 4 for the amount of the contingent deferred sales charge earned by FS Investment Solutions.

During the period from January 1, 2019 to March 12, 2019, the Company issued 182,373 shares of Class T common stock pursuant to its distribution reinvestment plan, or DRP, for gross proceeds of $1,960 at an average price per share of $10.75. For additional information regarding the terms of the DRP, see Note 5.

The Company has submitted to the SEC an application for an exemptive order to permit it to offer multiple classes of shares of common stock. On July 31, 2018, the Company filed a new registration statement to offer multiple classes of shares of common stock, with each class having a different upfront sales load and fee and expense structure. The Company may recommence this offering upon receipt of an exemptive order from the SEC, although there is no assurance that the Company will receive such relief.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

•	the Company’s history in repurchasing shares of common stock or portions thereof; and

•	the condition of the securities markets.

Historically, the Company limited the number of shares of common stock to be repurchased during any calendar year to the lesser of (i) the number of shares of common stock that the Company could repurchase with the proceeds it received from the issuance of shares of common stock under the DRP and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. On May 9, 2017, the board of directors of the Company amended the share repurchase program. As amended, the Company limits the maximum number of shares of common stock to be repurchased for any repurchase offer to the greater of (A) the number of shares of common stock that the Company can repurchase with the proceeds it has received from the sale of shares of common stock under the DRP during the twelve-month period ending on the date the applicable repurchase offer expires (less the amount of proceeds used to repurchase shares of common stock on each previous repurchase date for repurchase offers conducted during such twelve-month period) (the Company refers to this limitation as the twelve-month repurchase limitation) and (B) the number of shares of common stock that the Company can repurchase with the proceeds it received from the sale of shares of common stock under the DRP during the three-month period ending on the date the applicable repurchase offer expires (the Company refers to this limitation as the three-month repurchase limitation). In addition to this limitation, the maximum number of shares of common stock to be repurchased for any repurchase offer will also be limited to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of  (i) 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, and (ii) whichever is greater of the twelve-month repurchase limitation described in clause (A) above and the three-month repurchase limitation described in clause (B) above. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. The actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time upon 30 days’ notice.

On October 13, 2017, the Company further amended the terms of its share repurchase program, or the amended share repurchase program, which was first effective for the Company’s quarterly repurchase offer for the fourth quarter of 2017. Prior to amending the share repurchase program, the Company offered to repurchase shares of its common stock on a quarterly basis at a repurchase price equal to the net offering price in effect on each date of repurchase. Under the amended share repurchase program, the Company offers to repurchase shares of common stock at a price equal to the price at which shares of its common stock are issued pursuant to the DRP on the distribution date coinciding with the applicable share repurchase date. The price at which shares of common stock are issued under the DRP is determined by the Company’s board of directors or a committee thereof, in its sole discretion, and will be (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment date of the distribution and (ii) not more than 2.5% greater than the net asset value per share as of such date.

Prior to January 25, 2017, if a stockholder tendered his or her shares for repurchase by the Company, such shares were subject to a contingent deferred sales charge of 3.90% which was calculated based upon the lesser of the estimated value of Class T shares as of the date of repurchase and the public offering price at the time such shares were purchased. The contingent deferred sales charge was not payable with respect to shares issued under the Company’s distribution reinvestment plan. Beginning with the tender offer conducted in the calendar quarter ended March 31, 2017, shares were no longer subject to a contingent deferred sales charge.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table provides information concerning the Company’s repurchases of shares of its common stock pursuant to its share repurchase program during the years ended December 31, 2018, 2017 and 2016:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased as of the Repurchase Date	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2016
June 30, 2016	July 6, 2016	10,521	100%	0.15%	$10.7091	$113
September 30, 2016	October 5, 2016	9,217	100%	0.09%	$10.8558	100

Total		19,738				$213

Fiscal 2017
December 31, 2016	January 4, 2017	24,998	100%	0.17%	$10.9536	$274
March 31, 2017	April 5, 2017	41,792	100%	0.22%	$11.1070	464
June 30, 2017	July 5, 2017	67,947	100%	0.27%	$11.1549	758
September 30, 2017	October 4, 2017	49,814	100%	0.18%	$11.1549	556

Total		184,551				$2,052

Fiscal 2018
December 31, 2017	January 10, 2018	113,036	100%	0.36%	$11.1549	$1,261
March 31, 2018	April 2, 2018	286,794	100%	0.90%	$11.1549	3,199
June 30, 2018	July 2, 2018	315,581	100%	0.99%	$11.1549	3,521
September 30, 2018	October 1, 2018	438,086	35%	1.38%	$11.1549	4,886

Total		1,153,497				$12,867

On January 11, 2019, the Company repurchased 267,472 shares of common stock (representing 31% of the shares of common stock tendered for repurchase and 0.85% of the shares outstanding as of such date) at $10.75 per share for aggregate consideration totaling $2,875.

Note 4. Related Party Transactions

Pursuant to the investment advisory and administrative services agreement, the Advisor is entitled to a base management fee calculated at an annual rate of 1.50% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Advisor shall determine. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that the Advisor may be entitled to under the Advisor investment advisory and administrative services agreement.

Pursuant to the FSIC IV Advisor investment advisory and administrative services agreement, which was in effect until April 9, 2018, FSIC IV Advisor was entitled to an annual base management fee equal to 2.0% of the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. Effective February 1, 2017, FSIC IV Advisor contractually agreed to permanently waive 0.25% of the base management fee to which it was entitled under the FSIC IV Advisor investment advisory and administrative services agreement, so that the fee received equaled 1.75% of the Company’s average weekly gross assets. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FSIC IV Advisor under the FSIC IV Advisor investment advisory and administrative services agreement with respect to each year.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to the investment advisory and administrative services agreement, the Advisor oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities and other administrative services. The Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists the Company in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

Pursuant to the investment advisory and administrative services agreement, the Company reimburses the Advisor for expenses necessary to perform services related to its administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P. (which does business as FS Investments) and KKR Credit Advisors (US), LLC, or KKR Credit, providing administrative services to the Company on behalf of the Advisor. The Company reimburses the Advisor no less than monthly for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of the Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to the Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The administrative services provisions of the FSIC IV Advisor investment advisory and administrative services agreement were substantially similar to the administrative services provisions of the investment advisory and administrative services agreement.

Under the FSIC IV Advisor investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FSIC IV Advisor or its affiliates, was responsible for its organization and offering costs in an amount up to 0.75% of gross proceeds raised in the Company’s continuous public offering. Organization and offering costs primarily included legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC IV Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common stock, which included the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, FS Investments funded the Company’s organization and offering costs. Following this period, the Company has paid certain of its organization and offering costs directly and has reimbursed FSIC IV Advisor for offering costs incurred by FSIC IV Advisor on the Company’s behalf, including marketing expenses, with respect to salaries and other direct expenses of FSIC IV Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. On January 6, 2016, the FSIC IV Advisor investment advisory and administrative services agreement became effective upon satisfaction of the minimum offering requirement, and FSIC IV Advisor became entitled to receive up to 0.75% of the gross proceeds raised in the Company’s continuous public offering until all organization and offering costs incurred have been recovered. As the Company reimbursed FSIC IV Advisor for such costs, organization costs were charged to expense and offering costs were deferred and amortized to expense over twelve months.

FS Investments funded certain of the Company’s organization and offering costs in the amount of $9,675 from inception through the close of the continuous public offering in November 2017. Since commencing its continuous public offering and

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

through the close of the offering, the Company paid total reimbursements of $2,584 to FSIC IV Advisor and its affiliates for organization and offering costs funded by them. Following the closing of the Company’s continuous public offering to new investors in November 2017, no amounts were reimbursable to FS Investments and its affiliates under this arrangement.

The dealer manager for the Company’s continuous public offering was FS Investment Solutions, or the dealer manager, which is one of the Company’s affiliates. Prior to the closing of the Company’s continuous public offering, the dealer manager was entitled under a second amended and restated dealer manager agreement, dated as of January 25, 2017, or the dealer manager agreement, among the Company, FSIC IV Advisor and FS Investment Solutions, to receive upfront selling commissions and dealer manager fees in connection with the sale of shares of common stock in the Company’s continuous public offering, all or a portion of which could be reallowed to selected broker-dealers and financial representatives. The dealer manager reallowed to selected broker dealers and other financial representatives the upfront selling commissions and dealer manager fees, as applicable, it was entitled to receive during the continuous public offering, unless otherwise noted in the table below. The dealer manager agreement terminated in connection with the closing of the Company’s continuous public offering in November 2017.

Shares of Class T common stock are subject to annual distribution fees of 1.00% of the estimated value of such shares, as determined in accordance with applicable rules of The Financial Industry Regulatory Authority, Inc., or FINRA. The annual distribution fees is paid by the Company to the dealer manager pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company. Among other requirements, such plan must be approved annually by a vote of the Company’s board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan.

Except for Class T shares purchased by the principal of the Advisor, members of the Company’s board of directors and other individuals and entities affiliated with the Advisor, or through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee arrangement, annual distribution fees are expected to be reallowed to selected broker-dealers and financial representatives, unless noted in the table below. The annual distribution fees are intended to compensate the dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of such shares.

The annual distribution fees accrue daily commencing upon the initial sale of shares of common stock in the Company’s continuous public offering until an investor reaches the sales charge cap, as defined below. The accruals as of and for the years ended December 31, 2018 and 2017 reflect amounts beginning with the initial sale of shares of common stock in the Company’s continuous public offering through December 31, 2018. The annual distribution fees are payable with respect to all shares of Class T common stock, other than shares issued under the DRP. The annual distribution fees will terminate for all Class T stockholders upon a liquidity event. In addition, the Company will stop paying the annual distribution fees with respect to any outstanding Class T share when the total underwriting compensation from the upfront selling commissions, dealer manager fees and annual distribution fees attributable to any share equals 7.25% of gross offering proceeds, or the sales charge cap. The sales charge cap applicable to certain shares, including shares sold prior to January 25, 2017, will be reduced by the amount of any upfront sales load that is waived for such shares or to otherwise account for any lower upfront sales load paid by an investor with respect to such shares.

The annual distribution fees for all Class T shares currently will terminate upon the earliest of  (i) any Class T share purchased after January 25, 2017 reaching the applicable sales charge cap, (ii) the Company’s dealer manager advising the Company that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules) would be in excess of 10% of the gross proceeds of this offering and (iii) a liquidity event. If, in the future, the Company receives exemptive relief to offer multiple share classes and if it offers a class of common stock with no sales load or asset-based service or annual distribution fee, or a No-Load Share Class, upon a Class T share reaching the applicable sales charge cap, such share will be converted into a share of such No-Load Share Class and will no longer be subject to ongoing annual distribution fees.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses the Company accrued under the FSIC IV Advisor investment advisory and administrative services agreement and the investment advisory and administrative services agreement, recoupment amounts paid by the Company under the FS Investments expense reimbursement agreement and the expense reimbursement agreement (each as described under “—Expense Reimbursement and Base Management Fee Deferral Arrangements”) and fees that FS Investment Solutions received pursuant to the Company’s distribution plan and share repurchase program during the years ended December 31, 2018, 2017 and 2016:

			Year Ended December 31,
Related Party	Source	Description	2018	2017	2016
FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$5,762	$5,151	$1,704
FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(2)	$1,488	—	—
FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fees(3)	$(1,742)	$1,164	$1,302
FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$549	$340	$291
FSIC IV Advisor and the Advisor	FSIC IV Advisor Investment Advisory and Administrative Services Agreement and the Investment Advisory and Administrative Services Agreement	Offering Costs(5)	—	$1,392	$875
FSIC IV Advisor and the Advisor	FS Investments Expense Reimbursement Agreement and the Expense Reimbursement Agreement	Expense Recoupment(6)	—	$666	—
FS Investment Solutions	Distribution Plan	Distribution Fees(7)	$164	$102	—
FS Investment Solutions	Share Repurchase Program	Contingent Deferred Sales Charges(8)	—	$10	$8

(1)

FSIC IV Advisor contractually agreed, effective February 1, 2017, to permanently waive 0.25% of its base management fee to which it is entitled under the FSIC IV Advisor investment advisory and administrative services agreement so that the fee received equaled 1.75% of the average value of the Company’s weekly gross assets. Under the investment advisory and administrative services agreement, the base management fee is equal to 1.50% of the average value of the Company’s weekly gross assets and the Advisor is not waiving any portion of such fee. As a result, the amounts shown for the years ended December 31, 2018 and 2017 are net of waivers of  $253 and $696, respectively. During the years ended December 31, 2018, 2017 and 2016, $6,001, $4,371 and $588 in base management fees were paid to the Advisor and/or FSIC IV Advisor, respectively. During the year ended December 31, 2016, $300 in base management fees were applied to offset the liability of FS Investments under the expense reimbursement agreement. As of December 31, 2018, $1,357 in base management fees were payable to the Advisor.

(2)

During the year ended December 31, 2018, $585 of subordinated incentive fees on income were paid to the Advisor. There were no subordinated incentive fees on income during the years ended December 31, 2017 and 2016. As of December 31, 2018, a subordinated incentive fee on income of $903 was payable to the Advisor.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

(3)

During the year ended December 31, 2018, the Company reversed $1,742 of capital gains incentive fees previously accrued based on the performance of its portfolio. During the years ended December 31, 2017 and 2016, the Company accrued capital gains incentive fees of $1,164 and $1,302, respectively, based on the performance of its portfolio. As of December 31, 2018, the Company had not accrued any capital gains incentive fees. As of December 31, 2017 and 2016, the Company had accrued $1,981 and $1,302, respectively, in capital gains incentive fees, of which $1,742, and $817 respectively, was based on unrealized gains and $239 and $485, respectively, was based on realized gains. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company paid FSIC IV Advisor $239 and $485 in capital gains incentive fees during the years ended December 31, 2018 and 2017. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(4)

During years ended December 31, 2018, 2017 and 2016, $353, $285 and $236, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC IV Advisor and the Advisor and the remainder related to other reimbursable expenses. The Company paid $495, $473 and $111 in administrative services expenses to FSIC IV Advisor and the Advisor during years ended December 31, 2018, 2017 and 2016, respectively.

(5)

During years ended December 31, 2018, 2017 and 2016, the Company expensed offering costs of $0, $1,392, and $875, respectively, all of which related to reimbursements to FSIC IV Advisor for offering costs incurred on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FSIC IV Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock.

(6)

During the year ended December 31, 2017, the Company accrued $666 for expense recoupments payable to FSIC IV Advisor under the expense reimbursement agreement (see “—Expense Reimbursement” below). During the year ended December 31, 2017, the Company paid $666 to FSIC IV Advisor. As of December 31, 2018, the Company did not have any expense recoupments payable to FSIC IV Advisor or the Advisor.

(7)	Represents the distribution fees retained by FS Investment Solutions and not re-allowed to selected broker-dealers or financial representatives.

(8)

Represents the total amount of contingent deferred sales charges paid to FS Investment Solutions by stockholders who tendered shares pursuant to the Company’s share repurchase program. Beginning with the quarterly tender offer conducted during the three months ended March 31, 2017, Class T shares tendered pursuant to the Company’s share repurchase program were no longer subject to a contingent deferred sales charge.

Potential Conflicts of Interest

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation III and Corporate Capital Trust II, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles.

Co-Investment Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated June 4, 2013, or the FS Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC IV Advisor, including FS Energy and Power Fund, FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FSIC IV Advisor or its affiliated investment advisers. However, in connection with the investment advisory relationship with the Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors authorized and directed that the Company (i) withdraw from the FS Order, except with respect to any transaction in which the Company participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Expense Reimbursement and Base Management Fee Deferral Arrangement

Pursuant to an expense support and conditional reimbursement agreement, dated as of April 9, 2018, by and between the Advisor and the Company, or the expense reimbursement agreement, the Advisor had agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from its offering proceeds or borrowings. Pursuant to the expense reimbursement agreement, the Company had a conditional obligation to reimburse the Advisor. The expense reimbursement agreement replaced an amended and restated expense support and conditional reimbursement agreement with FS Investments, or the FS Investments expense reimbursement agreement. The FS Investments expense reimbursement agreement had substantially similar terms to the expense reimbursement agreement.

On November 14, 2018, the Advisor announced that for any calendar quarter ending on or prior to September 30, 2019 it will defer the receipt of base management fees under the investment advisory and administrative services agreement if, and to the extent that, the Company’s distributions paid to the Company’s stockholders in the calendar quarter exceeds the sum of the Company’s investment company taxable income (as defined in the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar quarter, or collectively, the Company’s distributable funds on a tax basis. The Advisor will only receive any deferred fees in a future calendar quarter if, and to the extent that, the Company’s distributable funds on a tax basis in the future calendar quarter exceeds the Company’s distributions paid to the Company’s stockholders in such quarter. In light of this commitment by the Advisor, the expense reimbursement agreement was terminated on November 14, 2018. Prior to September 30, 2019, the Advisor will evaluate whether to extend this commitment to future quarters.

During the years ended December 31, 2018 and 2017, the Company did not accrue any amounts for expense reimbursements that FS Investments or the Advisor had agreed to pay and the Company did not have any reimbursements due from FS Investments or the Advisor. During 2018, the Advisor did not defer the receipt of any base management fees.

During the year ended December 31, 2018, no expense recoupments were paid by the Company. During the year ended December 31, 2017, the Company repaid $666 of expense recoupments to FS Investments under the FS Investments expense reimbursement agreement. As of December 31, 2018, there were no unreimbursed expense support payments subject to future reimbursement by the Company.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared to stockholders on its common stock during the years ended December 31, 2018, 2017 and 2016:

	Distribution(1)
For the Year Ended December 31,	Per Share	Amount
2016	$0.64010	$4,443
2017(2)	$0.73902	$17,642
2018	$0.70190	$21,892

(1)

Distribution amounts and per share amounts shown are net of annual distribution fees, which began accruing on February 1, 2017, and reflect the special cash distributions described in footnote (2) below. See Note 4 for a discussion regarding annual distribution fees.

(2)

On a monthly basis from February 2017 through June 2017, the Company paid special cash distributions in the weekly amount of approximately $0.002 per share, to stockholders of record as of the weekly record dates previously determined by the Company’s board of directors for that period. The Company paid a total of approximately $884 in special cash distributions to stockholders. The Company’s board of directors ratified and approved such monthly special cash distribution payments on August 10, 2017.

The Company intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis. On November 1, 2018 and February 19, 2019, the Company’s board of directors declared regular monthly cash distributions for January 2019 through March 2019 and April 2019 through June 2019, respectively, each in the gross amount of  $0.067258 per share. The gross amount declared includes the portion of the annual distribution fee amount, which is an

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

expense of the Company and not paid to stockholders. These distributions, less the annual distribution fee amount, have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Company’s board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive the distribution in cash unless they specifically “opt in” to the DRP so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the DRP.

On October 13, 2017, the Company amended and restated its DRP, or the amended DRP, which first applied to the reinvestment of cash distributions paid on or after November 29, 2017. Under the prior DRP, cash distributions to participating stockholders were reinvested in additional shares of the Company’s common stock at a purchase price equal to the net offering price in effect on the date of issuance. Under the amended DRP, cash distributions to participating stockholders will be reinvested in additional shares of the Company’s common stock at a purchase price determined by the Company’s board of directors or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of the Company’s common stock as determined in good faith by the Company’s board of directors or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution and (ii) not more than 2.5% greater than the net asset value per share of the Company’s common stock as of such date. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in the DRP will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s shares of common stock.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of the Company’s common stock pursuant to its DRP, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all. No portion of the distribution paid during the years ended December 31, 2018 and 2017 was funded through the reimbursement of operating expenses by FS Investments or the Advisor. During the year ended December 31, 2016, if FS Investments had not reimbursed certain of the Company’s expenses, 15% of the aggregate amount of distributions paid would have been funded from offering proceeds or borrowings.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions paid to stockholders on a tax basis that the Company has paid on its common stock during the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018		2017		2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	21,497	98%	17,642	100%	3,777	85%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	—	—
Long-term capital gains proceeds from the sale of assets	395	2%	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	666	15%

Total	$21,892	100%	$17,642	100%	$4,443	100%

(1)

During years ended December 31, 2018, 2017 and 2016, 93.7%, 98.4% and 94.6%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.6%, 1.4% and 4.5%, respectively, was attributable to non-cash accretion of discount and 4.7%, 0.2% and 0.9%, respectively, was attributable to paid-in-kind interest, or PIK, interest.

The Company’s net investment income on a tax basis for the years ended December 31, 2018, 2017 and 2016 was $20,591, $16,516 and $3,339, respectively. As of December 31, 2018 and 2017, the Company had $7,100 and $6,277, respectively, of undistributed net investment income and accumulated undistributed net realized gains on a tax basis.

The difference between the Company’s GAAP-basis net investment income (loss) and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount, certain amendment fees and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company and the inclusion of a portion of the periodic net settlement payments due on its TRS in tax-basis net investment income.

The following table sets forth a reconciliation between GAAP-basis net investment income (loss) and tax-basis net investment income during the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017	2016
GAAP-basis net investment income (loss)	$15,135	$6,149	$(1,765)
Reversal of incentive fee accrual on unrealized gains	(1,742)	925	817
Reclassification of unamortized original issue discount, amendment fees and prepayment fees	(668)	(860)	(166)
Tax-basis net investment income portion of total return swap payments	6,456	7,714	2,932
Accretion of discount on total return swap	666	755	309
Other miscellaneous differences	744	1,833	1,212

Tax-basis net investment income	$20,591	$16,516	$3,339

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2018, the Company increased accumulated earnings (loss) by

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

$342 and reduced capital in excess of par value by $342. During the year ended December 31, 2017, the Company increased accumulated earnings (loss) by $1,554 and reduced capital in excess of par value by $1,554.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2018 and 2017, the components of accumulated earnings on a tax basis were as follows:

	December 31,
	2018	2017
Distributable ordinary income (net investment income and short-term capital gains)	$5,695	$5,871
Distributable capital gains (accumulated capital losses)	1,405	395
Other temporary differences	(886)	(2,318)
Net unrealized appreciation (depreciation) on investments and total return swap(1)	(16,445)	4,682

Total	$(10,231)	$8,630

(1)

As of December 31, 2018 and 2017, the gross unrealized appreciation on the Company’s investments and TRS was $8,731 and $5,256, respectively, and the gross unrealized depreciation on the Company’s investments was $25,176 and $574, respectively.

The aggregate cost of the Company’s investments, including the accretion of discount on the TRS, for U.S. federal income tax purposes totaled $300,597 and $263,356 as of December 31, 2018 and 2017, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis, including the Company’s TRS, was $(16,445) and $4,682 as of December 31, 2018 and 2017, respectively.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2018 and 2017:

	December 31, 2018			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$163,500	$159,270	55%	$136,060	$137,737	51%
Senior Secured Loans—Second Lien	28,851	28,613	10%	34,677	35,420	13%
Other Senior Secured Debt	29,369	26,586	9%	20,481	20,196	8%
Subordinated Debt	68,018	63,927	22%	69,585	71,532	27%
Equity/Other	6,137	10,445	4%	1,489	2,285	1%

Total	$295,875	$288,841	100%	$262,292	$267,170	100%

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2018 and 2017 to include, on a look-through basis, the investments underlying the TRS, as disclosed in Note 8. The investments underlying the TRS had a notional amount and market value of $171,065 and $164,955, respectively, as of December 31, 2018 and $151,866 and $151,348, respectively, as of December 31, 2017.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

	December 31, 2018			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$294,702	$285,678	63%	$252,241	$252,500	60%
Senior Secured Loans—Second Lien	68,714	67,160	15%	70,362	72,005	17%
Other Senior Secured Debt	29,369	26,586	6%	20,481	20,196	5%
Subordinated Debt	68,018	63,927	14%	69,585	71,532	17%
Equity/Other	6,137	10,445	2%	1,489	2,285	1%

Total	$466,940	$453,796	100%	$414,158	$418,518	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities. As of December 31, 2018 and 2017, the Company did not “control” and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of December 31, 2018, the Company had seven unfunded debt investments with aggregate unfunded commitments of $2,769. As of December 31, 2017, the Company had ten unfunded debt investments with aggregate unfunded commitments of $11,076 and an unfunded equity/other commitment to purchase up to $4 in shares of Series A units of Chisholm Oil and Gas, LLC. The Company maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s consolidated schedules of investments as of December 31, 2018 and 2017.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$1,680	1%	$—	—
Capital Goods	70,327	24%	60,114	22%
Commercial & Professional Services	28,756	10%	26,622	10%
Consumer Durables & Apparel	5,213	2%	6,912	3%
Consumer Services	$18,140	6%	$27,553	10%
Diversified Financials	15,657	5%	8,839	3%
Energy	20,565	7%	24,874	9%
Food, Beverage & Tobacco	8,038	3%	4,374	2%
Health Care Equipment & Services	27,627	9%	13,223	5%
Insurance	8,333	3%	15,226	6%
Materials	17,114	6%	39,887	15%
Media	1,549	1%	—	—
Pharmaceuticals, Biotechnology & Life Sciences	13,769	5%	—	—
Retailing	28,455	10%	26,110	10%
Software & Services	15,238	5%	13,436	5%
Technology Hardware & Equipment	8,276	3%	—	—

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

	December 31, 2018		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Transportation	104	0%	—	—

Total	$288,841	100%	$267,170	100%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2018 and 2017, the Company’s investments and total return swap were categorized as follows in the fair value hierarchy:

	December 31, 2018		December 31, 2017
Valuation Inputs	Investments	Total Return Swap	Investments	Total Return Swap
Level 1—Price quotations in active markets	$—	$—	$—	$—
Level 2—Significant other observable inputs	115,687	—	—	—
Level 3—Significant unobservable inputs	173,154	(4,689)	267,170	868

Total	$288,841	$(4,689)	$267,170	$868

The Company’s investments consist primarily of debt investments that were either acquired directly from the issuer or traded on an over-the-counter market for institutional investors. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated repayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost, if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Such investments described above are typically classified as Level 3 within the fair value hierarchy. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements,

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

and are classified as Level 1 within the fair value hierarchy. Except as described above, the Company typically values its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services and are typically classified as Level 2 within the fair value hierarchy.

The Company values the TRS in accordance with the agreements between Cheltenham Funding and Citibank that collectively established the TRS, which agreements are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The valuation committee and the board of directors review and approve the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis. To the extent the valuation committee or board of directors has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuation is discussed or challenged pursuant to the terms of the TRS Agreement. See Note 8 for additional information regarding the TRS.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers and independent valuation firms, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. The valuation committee and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

The following is a reconciliation for the years ended December 31, 2018 and 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Other Senior Secured Debt	Subordinated Debt	Equity/Other	Total
Fair value at beginning of period	$137,737	$35,420	$20,196	$71,532	$2,285	$267,170
Accretion of discount (amortization of premium)	44	4	—	—	16	64
Net realized gain (loss)	(675)	—	—	—	—	(675)
Net change in unrealized appreciation (depreciation)	(5,214)	(138)	(71)	(1)	3,512	(1,912)
Purchases	47,727	11,929	—	—	3,454	63,110
Paid-in-kind interest	97	45	—	1	1,179	1,322
Sales and repayments	(19,637)	(779)	—	(4)	(1)	(20,421)
Net transfers in or out of Level 3(1)	(19,539)	(28,630)	(15,814)	(71,521)	—	(135,504)

Fair value at end of period	$140,540	$17,851	$4,311	$7	$10,445	$173,154

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(5,158)	$(126)	$(71)	$(1)	$3,512	$(1,844)

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

	For the Year Ended December 31, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Equity/Other	Total
Fair value at beginning of period	$41,296	$5,843	$2,045	$13,502	$624	$63,310
Accretion of discount (amortization of premium)	111	362	(64)	195	—	604
Net realized gain (loss)	450	204	485	213	—	1,352
Net change in unrealized appreciation (depreciation)	1,298	323	(330)	1,206	823	3,320
Purchases	126,953	37,116	42,700	63,617	838	271,224
Paid-in-kind interest	31	—	—	1	—	32
Sales and repayments	(32,402)	(8,428)	(24,640)	(7,202)	—	(72,672)
Net transfers in or out of Level 3	—	—	—	—	—	—

Fair value at end of period	$137,737	$35,420	$20,196	$71,532	$2,285	$267,170

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$1,571	$701	$(352)	$1,320	$822	$4,062

(1)

As of June 30, 2018, the Company determined to classify certain investments whose valuations were obtained from independent third-party pricing services as Level 2 in the fair value hierarchy as the Company identified significant other observable inputs in these market quotations. It is the Company’s policy to recognize transfers between levels at the beginning of the reporting period.

The following is a reconciliation for the years ended December 31, 2018 and 2017 of the total return swap for which significant unobservable inputs (Level 3) were used in determining the fair value:

	For the Year Ended December 31,
	2018	2017
Fair value at beginning of period	$868	$2,422
Accretion of discount (amortization of premium)	—	—
Net realized gain (loss)	5,137	10,873
Net change in unrealized appreciation (depreciation)	(5,557)	(1,554)
Sales and repayments	(5,137)	(10,873)
Net transfers in or out of Level 3	—	—

Fair value at end of period	$(4,689)	$868

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to the total return swap still held at the reporting date	$(5,557)	$(1,554)

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2018 and 2017 were as follows:

Type of Investment	Fair Value at December 31, 2018	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$131,529	Market Comparables	Market Yield (%)	8.1% - 16.8%	10.7%
			EBITDA Multiples (x)	5.3x - 6.3x	5.8x
	9,011	Cost	Cost	99.0% - 100.0%	99.5%
Senior Secured Loans—Second Lien	13,593	Market Comparables	Market Yield (%)	10.0% - 14.5%	11.9%
	4,258	Cost	Cost	98.5% - 98.5%	98.5%
Senior Secured Bonds	4,311	Market Comparables	Market Yield (%)	8.2% - 10.3%	9.4%
Subordinated Debt	7	Market Comparables	EBITDA Multiples (x)	9.6x - 10.1x	9.9x
Equity/Other	10,277	Market Comparables	EBITDA Multiples (x)	5.5x - 14.3x	7.4x
	64	Option Valuation Model	Volatility (%)	30.0% - 30.0%	30.0%
	104	Cost	Cost	100.0% - 100.0%	100.0%

Total	$173,154

Total Return Swap	$(4,689)	Market Quotes	Indicative Dealer Quotes	75.9% - 100.0%	93.6%

Type of Investment	Fair Value at December 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$118,198	Market Comparables	Market Yield (%)	8.0% - 12.0%	9.2%
	19,539	Market Quotes	Indicative Dealer Quotes	97.7% - 101.5%	99.6%
Senior Secured Loans—Second Lien	6,790	Market Comparables	Market Yield (%)	8.3% - 11.7%	10.5%
	28,630	Market Quotes	Indicative Dealer Quotes	99.8% - 103.3%	101.3%
Senior Secured Bonds	4,382	Market Comparables	Market Yield (%)	7.7% - 10.2%	8.9%
Subordinated Debt	15,814	Market Quotes	Indicative Dealer Quotes	95.5% - 100.6%	98.0%
	11	Market Comparables	EBITDA Multiples (x)	10.5x - 11.0x	10.8x
Equity/Other	71,521	Market Quotes	Indicative Dealer Quotes	91.1% - 108.5%	101.2%
	2,285	Market Comparables	EBITDA Multiples (x)	5.5x - 23.5x	9.5x
		Option Valuation Model	Volatility (%)	30.0% - 30.0%	30.0%

Total	$267,170

Total Return Swap	$868	Market Quotes	Indicative Dealer Quotes	58.3% - 101.5%	97.4%

(1)

Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services, with the exception of investments in the Total Return Swap, which were valued by using the bid price from dealers on the date of the relevant period end. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

Note 8. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of December 31, 2018 and 2017:

	As of December 31, 2018
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage	L+1.25%	$35,000	$15,000	September 27, 2019(2)
Citibank Total Return Swap	Total Return Swap	L+1.60%	$171,065	$3,935	N/A(3)

	As of December 31, 2017
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility(1)	Prime Brokerage	L+1.25%	$19,900	$30,100	September 27, 2018(2)
Citibank Total Return Swap	Total Return Swap	L+1.60%	$151,866	$23,134	N/A(3)

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)

As described below, this facility generally is terminable upon 270 days’ notice by either party. As of December 31, 2018 and 2017, neither party to the facility had provided notice of its intent to terminate the facility.

(3)

The TRS may be terminated by Cheltenham Funding at any time, subject to payment of an early termination fee if prior to the date 30 days before the Citibank Optional Termination Date, or by Citibank on or after the Citibank Optional Termination Date, in each case, in whole or in part, upon prior written notice to the other party.

BNP Facility

On February 10, 2017, the Company’s wholly-owned, special-purpose financing subsidiary, Broomall Funding LLC, or Broomall Funding, entered into a committed facility arrangement, or the BNP Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNPP, pursuant to which Broomall Funding may borrow, beginning March 1, 2017, and from time to time thereafter, up to $50,000 from BNPP. Under the terms of the BNP Facility, as amended, the maximum commitment financing available to Broomall Funding is $50,000, the interest rate payable on borrowings under the committed facility agreement is three-month LIBOR plus 125 basis points and the commitment fee payable under the committed facility agreement is (a) 65 basis points on unused amounts so long as 75% or more of the facility amount is utilized or (b) 85 basis points on unused amounts if less than 75% of the facility amount is utilized.

Broomall Funding’s obligations to BNPP under the BNP Facility are secured by a first priority security interest in substantially all of the assets of Broomall Funding, including its portfolio of securities. The value of securities required to be pledged by Broomall Funding is determined in accordance with the margin requirements described in the BNP Facility agreements. The obligations of Broomall Funding under the BNP facility are non-recourse to the Company and the Company’s exposure under the BNP Facility is limited to the value of its investment in Broomall Funding.

Broomall Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNPP is required to provide Broomall Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. The BNP Facility will automatically terminate if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Financial Services LLC, or S&P, Moody’s Investors Service, Inc., or Moody’s, or Fitch Ratings, Inc., during the period commencing on the closing date of the committed facility agreement and ending on the date of such long-term credit rating decline.

In connection with the BNP Facility, Broomall Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The BNP Facility agreements contain events of default and termination events customary for similar financing transactions, and additionally an event of default or termination event upon the termination of the investment advisory and administrative services agreement or if FSIC IV Advisor otherwise ceases to act as the Company’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNPP.

The Company incurred costs in connection with obtaining the facility, which the Company recorded as deferred financing costs on the Company’s consolidated balance sheets and amortized to interest expense over the life of the facility. As of December 31, 2018, all of such deferred financing costs had been amortized to interest expense.

For the years ended December 31, 2018 and 2017, the components of total interest expense for the BNP Facility were as follows:

	Year Ended December 31,
	2018			2017
Arrangement(1)	Interest Expense	Amortization of Deferred Financing Costs	Total Interest Expense	Interest Expense	Amortization of Deferred Financing Costs	Total Interest Expense
BNP Facility(2)	$825	—	$825	$625	$75	$700

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(1)

Borrowings of the Company’s wholly-owned financing subsidiary are considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

(2)	Interest expense includes the effect of non-usage fees, administration fees and make-whole fees, if any.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2018 were $14,519 and 5.68%, respectively. As of December 31, 2018, the Company’s effective interest rate on borrowings was 4.48%.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2017 were $20,178 and 3.84%, respectively. As of December 31, 2017, the Company’s effective interest rate on borrowings was 3.79%.

Citibank Total Return Swap

Counterparty	Description	Termination Date	Value
Citibank	A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate.	Citibank may terminate the TRS on or after the Citibank Optional Termination Date, unless certain specified events permit Citibank to terminate the TRS on an earlier date. Cheltenham Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank, subject to an early termination fee if prior to the date 30 days before the Citibank Optional Termination Date.	$(4,689)

On January 19, 2016, the Company’s wholly-owned financing subsidiary, Cheltenham Funding, entered into a TRS for a portfolio of primarily senior secured floating rate loans with Citibank, which has subsequently been amended. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The TRS with Citibank enables the Company, through its ownership of Cheltenham Funding, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Cheltenham Funding borrowing funds to acquire loans and incurring interest expense to a lender.

Until the date on which the reference portfolio under the TRS meets the full set of diversity and other portfolio criteria required under the TRS documents, or the Portfolio Criteria Satisfaction Date, the Company will guarantee Cheltenham Funding’s obligations under the TRS, or the Guarantee. Thereafter, the Guarantee will terminate and the obligations of Cheltenham Funding under the TRS will be non-recourse to the Company. Accordingly, on and after the Portfolio Criteria Satisfaction Date, the Company’s exposure under the TRS will be limited to the value of the Company’s investment in Cheltenham Funding, which generally will equal the value of cash collateral provided by Cheltenham Funding under the TRS.

Pursuant to the terms of the TRS, Cheltenham Funding may select a portfolio of loans with a maximum aggregate notional amount (determined at the time each such loan becomes subject to the TRS) of  $175,000. Cheltenham Funding is required to initially cash collateralize a specified percentage of each loan included under the TRS in accordance with margin requirements described in the agreements between Cheltenham Funding and Citibank that collectively establish the TRS, or collectively, the TRS Agreement. Under the terms of the TRS, Cheltenham Funding has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS.

Each individual loan in the portfolio of loans subject to the TRS, and the portfolio of loans taken as a whole, must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans underlying the TRS be rated

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

by Moody’s and S&P, and quoted by a nationally recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Cheltenham Funding receives from Citibank all interest and fees payable in respect of the loans included in the portfolio. Cheltenham Funding pays to Citibank interest at a rate equal to one-month LIBOR, plus (a) 1.60% per annum prior to the Portfolio Criteria Satisfaction Date and (b) thereafter, 1.50% per annum, in both cases on the utilized notional amount of the loans subject to the TRS.

Under the terms of the TRS, Cheltenham Funding may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans below a specified amount. The amount of collateral required to be posted by Cheltenham Funding is determined primarily on the basis of the aggregate value of the underlying loans. The terms of the TRS with Citibank, the counter-party, incorporate a master netting arrangement. If Cheltenham Funding enters into another derivative with the counter-party, it could be offset with the TRS. As of December 31, 2018 and 2017, there were no other contracts to offset the TRS.

Except as required under the Guarantee, the Company has no contractual obligation to post any such additional collateral (as described above) or to make any interest payments to Citibank. When the Guarantee is no longer in effect and payment thereunder to satisfy Cheltenham Funding’s obligations is no longer required, the Company may, but is not obligated to, increase its equity investment in Cheltenham Funding for the purpose of funding any additional collateral or payment obligations for which Cheltenham Funding may become obligated during the term of the TRS. If the Company does not make any such additional investment in Cheltenham Funding and Cheltenham Funding fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Cheltenham Funding under the TRS. In the event of an early termination of the TRS prior to the date 30 days before the Citibank Optional Termination Date, Cheltenham Funding would be required to pay an early termination fee. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Cheltenham Funding to Citibank for the period from the termination date through and including the Citibank Optional Termination Date. Such monthly payments will equal the product of  (x) 85%, multiplied by (y) the maximum notional amount of the TRS ($175,000 as of December 31, 2018), multiplied by (z) 1.60% or 1.50% per annum, as applicable.

Cheltenham Funding will be required to pay an early termination fee to Citibank if it elects to terminate the TRS at any time before 30 days prior to the Citibank Optional Termination Date. Other than during the first 90 days and last 30 days of the term of the TRS, Cheltenham Funding is required to pay a minimum usage fee if less than 85% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 85% but less than 100% of the maximum notional amount of the TRS is utilized.

As of December 31, 2018 and 2017, the fair value of the TRS was $(4,689) and $868, respectively, which is reflected in the Company’s consolidated balance sheets as unrealized appreciation on total return swap. As of December 31, 2018 and 2017, the receivable due on the TRS was $532 and $795, respectively, which is reflected in the Company’s consolidated balance sheets as a receivable due on total return swap. As of December 31, 2018 and 2017, the Company posted $67,529 and $70,500, respectively, in cash collateral held by Citibank (of which only $64,991 and $57,806, respectively, was required to be posted). The cash collateral held by Citibank is reflected in the Company’s consolidated balance sheets as due from counterparty. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation (depreciation) outstanding on the consolidated balance sheets as of December 31, 2018 and 2017.

For the years ended December 31, 2018, 2017 and 2016, transactions in the TRS resulted in net realized gain (loss) on the total return swap of  $5,137, $10,873 and $4,791 respectively, and net change unrealized appreciation (depreciation) on the total return swap and $(5,557), (1,554) and $2,422, respectively, which are reflected in the Company’s consolidated statements of operations.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Cheltenham Funding under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Further, for purposes of Section 55(a) under the 1940 Act, the Company treats each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

The following is a summary of the underlying loans subject to the TRS as of December 31, 2018:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Access CIG LLC	Software & Services	L+775		2/27/26	$411	$398	$(13)
Accuride Corp	Capital Goods	L+525	1.0%	11/17/23	3,327	3,342	15
Advantage Sales & Marketing Inc	Commercial & Professional Services	L+325	1.0%	7/23/21	4,477	4,138	(339)
Advantage Sales & Marketing Inc	Commercial & Professional Services	L+650	1.0%	7/25/22	739	648	(91)
Aleris International Inc	Materials	L+475		2/27/23	491	490	(1)
American Bath Group LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,970	210
ATX Networks Corp(3)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	6,345	6,219	(126)
Belk Inc	Retailing	L+475		12/12/22	6,008	5,572	(436)
Caprock Midstream LLC	Energy	L+475		11/3/25	1,811	1,710	(101)
CDS US Intermediate Holdings Inc(3)	Media	L+825	1.0%	7/10/23	3,238	2,632	(606)
Centric Group LLC(4)	Retailing	L+800		2/1/24	7,772	7,668	(104)
CSM Bakery Products	Food, Beverage & Tobacco	L+400	1.0%	7/3/20	1,545	1,468	(77)
Dayton Superior Corp	Materials	L+800, 6.0% PIK (6.0% Max PIK)	1.0%	11/15/21	3,697	3,223	(474)
Diamond Resorts International Inc	Consumer Services	L+375	1.0%	9/2/23	7,530	7,135	(395)
Distribution International Inc	Retailing	L+500	1.0%	12/15/21	991	910	(81)
Eagleclaw Midstream Ventures LLC	Energy	L+425	1.0%	6/24/24	3,339	3,266	(73)
EIF Van Hook Holdings LLC	Energy	L+525		9/5/24	2,213	2,181	(32)
Foresight Energy LLC(3)	Materials	L+575	1.0%	3/28/22	3,352	3,285	(67)
Grocery Outlet Inc	Food & Staples Retailing	L+725		10/22/26	693	688	(5)
Gulf Finance LLC	Energy	L+525	1.0%	8/25/23	4,547	3,556	(991)
Ivanti Software Inc	Software & Services	L+425		1/20/24	2,494	2,428	(66)
JC Penney Corp Inc(3)	Retailing	L+425	1.0%	6/23/23	415	371	(44)
Jo-Ann Stores Inc	Retailing	L+500	1.0%	10/20/23	1,954	1,873	(81)
Jostens Inc	Consumer Services	L+550		12/19/25	1,088	1,089	1
Koosharem LLC	Commercial & Professional Services	L+450	1.0%	4/18/25	538	519	(19)
LBM Borrower LLC	Capital Goods	L+375	1.0%	8/20/22	8,475	7,905	(570)
LBM Borrower LLC(4)	Capital Goods	L+925		8/20/23	5,808	5,820	12
LD Intermediate Holdings Inc	Software & Services	L+588	1.0%	12/9/22	6,840	6,802	(38)
MedAssets Inc	Health Care Equipment & Services	L+450	1.0%	10/20/22	5,605	5,413	(192)
Mitel US Holdings Inc	Technology Hardware & Equipment	L+450		11/30/25	1,649	1,598	(51)
Monitronics International Inc(3)	Commercial & Professional Services	L+550		9/30/22	1,133	1,038	(95)
NaviHealth Inc.	Health Care Equipment & Services	L+500		8/1/25	4,412	4,348	(64)
OPE Inmar Acquisition Inc	Software & Services	L+800		5/1/25	6,895	6,878	(17)
P2 Energy Solutions, Inc.	Energy	L+400	1.3%	10/30/20	2,400	2,458	58
P2 Energy Solutions, Inc.	Energy	L+800	1.0%	4/30/21	1,309	1,425	116
Paradigm Acquisition Corp	Health Care Equipment & Services	L+750		10/26/26	488	489	1
Peak 10 Holding Corp	Telecommunication Services	L+325	1.0%	8/1/24	2,550	2,488	(62)
Peak 10 Holding Corp	Telecommunication Services	L+725		8/1/25	4,582	4,125	(457)
PF Chang’s China Bistro Inc	Consumer Services	L+500	1.0%	9/1/22	3,333	3,326	(7)
Savers Inc	Retailing	L+375	1.3%	7/9/19	553	530	(23)
Sequa Corp	Materials	L+500	1.0%	11/28/21	5,569	5,378	(191)
Sequa Corp	Materials	L+900	1.0%	4/28/22	2,270	2,159	(111)
SI Group Inc	Materials	L+475		10/15/25	861	859	(2)
SIRVA Worldwide Inc	Commercial & Professional Services	L+550		8/2/25	837	831	(6)

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
SIRVA Worldwide Inc	Commercial & Professional Services	L+950		8/2/26	$706	$649	$(57)
SMG/PA	Consumer Services	L+700		1/23/26	1,124	1,093	(31)
Sorenson Communications LLC	Telecommunication Services	L+575	2.3%	4/30/20	9,924	9,887	(37)
Strike LLC	Energy	L+800	1.0%	11/30/22	2,771	2,849	78
Sutherland Global Services Inc(3)	Software & Services	L+538	1.0%	4/23/21	799	782	(17)
Sutherland Global Services Inc(3)	Software & Services	L+538	1.0%	4/23/21	3,434	3,358	(76)
Team Health Inc	Health Care Equipment & Services	L+275	1.0%	2/6/24	22	21	(1)
Vivint Inc	Commercial & Professional Services	L+500		4/1/24	5,673	5,523	(150)
Westbridge Technologies Inc(4)	Technology Hardware & Equipment	L+850	1.0%	4/28/23	4,655	4,738	83
WireCo WorldGroup Inc	Capital Goods	L+900	1.0%	9/30/24	1,586	1,562	(24)
York Risk Services Group Inc(4)	Insurance	L+375	1.0%	10/1/21	3,027	2,844	(183)

Total					$171,065	$164,955	(6,110)

Total TRS Accrued Income and Liabilities:							1,421

Total TRS Fair Value:							$(4,689)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2017:

Underlying Loan(1)	Industry	Rate(2)	Floor	Maturity	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
American Bath Group, LLC(4)	Capital Goods	L+525	1.0%	9/30/23	$3,792	$3,978	$186
American Bath Group, LLC	Capital Goods	L+975	1.0%	9/30/24	2,760	2,993	233
ATX Networks Corp.(3)	Technology Hardware & Equipment	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	6/11/21	6,617	6,737	120
Avaya Inc.	Technology Hardware & Equipment	L+475	1.0%	12/15/24	9,900	9,829	(71)
CDS U.S. Intermediate Holdings, Inc.(3)	Media	L+825	1.0%	7/10/23	3,238	3,196	(42)
Dayton Superior Corp.	Materials	L+800	1.0%	11/15/21	3,734	3,234	(500)
Diamond Resorts International, Inc.	Consumer Services	L+450	1.0%	9/2/23	6,740	6,958	218
Elo Touch Solutions, Inc.	Technology Hardware & Equipment	L+600	1.0%	10/25/23	3,168	3,192	24
FullBeauty Brands Holdings Corp.	Consumer Durables & Apparel	L+475	1.0%	10/14/22	4,619	2,832	(1,787)
Gulf Finance, LLC	Energy	L+525	1.0%	8/25/23	4,718	4,356	(362)
Inmar, Inc.	Software & Services	L+800	1.0%	5/1/25	6,895	7,000	105
Interior Logic Group, Inc.	Capital Goods	L+600	1.0%	3/1/24	6,669	6,901	232
Ivanti Software, Inc.	Software & Services	L+425	1.0%	1/20/24	2,518	2,401	(117)
LBM Borrower, LLC	Capital Goods	L+450	1.0%	8/20/22	8,565	8,691	126
LBM Borrower, LLC(4)	Capital Goods	L+925	1.0%	8/20/23	2,876	2,994	118
LD Intermediate Holdings, Inc.	Software & Services	L+588	1.0%	12/9/22	7,020	6,949	(71)
MORSCO, Inc.	Capital Goods	L+700	1.0%	10/31/23	3,042	3,208	166
nThrive, Inc.	Health Care Equipment & Services	L+450	1.0%	10/19/22	5,663	5,749	86
P.F. Chang’s China Bistro, Inc.	Consumer Services	L+500	1.0%	9/1/22	7,257	7,026	(231)
P2 Upstream Acquisition Co.	Energy	L+400	1.3%	10/30/20	2,437	2,532	95
P2 Upstream Acquisition Co.	Energy	L+800	1.0%	4/30/21	1,309	1,365	56
Peak 10 Holding Corp.	Software & Services	L+725	1.0%	8/1/25	4,582	4,646	64
Quest Software US Holdings Inc.	Software & Services	L+550	1.0%	10/31/22	9,121	9,303	182
Specialty Building Products Holdings, LLC	Capital Goods	L+600	1.0%	10/26/23	6,443	6,677	234
Strike, LLC	Energy	L+800	1.0%	11/30/22	2,925	3,045	120
ThermaSys Corp.	Capital Goods	L+400	1.3%	5/3/19	3,335	3,273	(62)
TKC Holdings, Inc.(4)	Retailing	L+800	1.0%	2/1/24	7,771	7,850	79
TravelCLICK, Inc.(4)	Software & Services	L+775	1.0%	11/6/21	4,070	4,218	148
Westbridge Technologies, Inc.(4)	Software & Services	L+850	1.0%	4/28/23	4,839	4,876	37
WP CPP Holdings, LLC	Capital Goods	L+775	1.0%	4/30/21	2,184	2,323	139
York Risk Services Holding Corp.(4)	Insurance	L+375	1.0%	10/1/21	3,059	3,016	(43)

Total					$151,866	$151,348	(518)

Total TRS Accrued Income and Liabilities:							1,386

Total TRS Fair Value:							$868

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(1)	Loan may be an obligation of one or more entities affiliated with the named company.

(2)

The variable rate securities underlying the TRS bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2018 and 2017, three-month LIBOR was 2.81% and 1.69%, respectively.

(3)

The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets.

(4)	Security is also held directly by the Company or one of its wholly-owned subsidiaries as of December 31, 2018 and/or 2017.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

Note 10. Senior Securities Asset Coverage

Information about the Company’s senior securities is shown in the table below for years ended December 31, 2018, 2017 and 2016:

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2016	$70,077	3.31	—	N/A
2017	$113,960	4.08	—	N/A
2018	$141,074	3.35	—	N/A

(1)

Total amount of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted, as a senior security.

(2)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the Company in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on an exchange.

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2018 and 2017 and the period from January 6, 2016 (Commencement of Operations) through December 31, 2016:

	Year Ended December 31,		Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
	2018	2017
Per Share Data:(1)
Net asset value, beginning of year	$11.12	$10.96	$10.28
Results of operations(2)
Net investment income (loss)	0.48	0.25	(0.26)
Net realized and unrealized appreciation (depreciation) on investments and total return swap	(0.40)	0.58	1.43

Net increase (decrease) in net assets resulting from operations	0.08	0.83	1.17

Stockholder distributions(3)
Distributions from net investment income	(0.69)	(0.65)	(0.48)
Distributions from net realized gain on investments	(0.01)	(0.09)	(0.16)

Net decrease in net assets resulting from stockholder distributions	(0.70)	(0.74)	(0.64)

Capital share transactions
Issuance of common stock(4)	0.01	0.07	0.15
Repurchases of common stock(5)	—	—	—

Net increase in net assets resulting from capital share transactions	0.01	0.07	0.15

Net asset value, end of year	$10.51	$11.12	$10.96

Shares outstanding, end of year	31,584,470	31,614,476	14,782,671

Total return(6)	0.60%	8.34%	13.20%

Total return (without assuming reinvestment of distributions)(6)	0.81%	8.21%	12.84%

Ratio/Supplemental Data:
Net assets, end of year	$331,938	$351,537	$161,996
Ratio of net investment income (loss) to average net assets(7)	4.36%	2.32%	(2.43)%
Ratio of total operating expenses to average net assets(7)	3.80%	5.27%	7.74%
Ratio of net operating expenses to average net assets(7)	3.72%	5.26%	6.82%
Portfolio turnover(8)	32.71%	38.13%	318.21%
Total amount of senior securities outstanding, exclusive of treasury securities	$141,074	$113,960	$70,077
Asset coverage per unit(9)	3.35	4.08	3.31

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the DRP. The issuance of common stock at an offering price, net of selling commissions, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during each period.

(6)

The total return for each period presented was calculated based on the change in net asset value during the applicable period, including the impact of distributions reinvested in accordance with the DRP. The total return (without assuming reinvestment of distributions) for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total returns do not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The total returns include the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculations of total returns in the table should not be considered representations of the Company’s future total returns, which may be greater or less than the returns shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total returns on the Company’s investment portfolio during the applicable period and do not represent actual returns to stockholders.

(7)

Weighted average net assets during the applicable period are used for this calculation. Ratios applicable to the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 are not annualized. The following is a schedule of supplemental ratios for the years ended December 31, 2018 and 2017 and for the period from January 6, 2016 (Commencement of Operations) through December 31, 2016:

	Year Ended December 31,		Period from January 6, 2016 (Commencement of Operations) through December 31, 2016
	2018	2017
Ratio of subordinated income incentive fees to average net assets	0.43%	—	—
Ratio of accrued capital gains incentive fees to average net assets	(0.50)%	0.44%	1.80%
Ratio of offering costs to average net assets	—	0.53%	1.21%
Ratio of interest expense to average net assets	0.24%	0.26%	—
Ratio of excise taxes to average net assets	0.10%	0.06%	0.06%

(8)	Portfolio turnover for the period from January 6, 2016 (Commencement of Operations) through December 31, 2016 is not annualized.

(9)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 12. Selected Quarterly Financial Data (Unaudited)

The following are the quarterly results of operations for the years ended December 31, 2018 and 2017. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Investment income	$7,855	$6,949	$6,837	$6,413
Net expenses	3,343	3,246	3,830	2,500

Net investment income	4,512	3,703	3,007	3,913
Realized and unrealized gain (loss)	(13,831)	2,304	870	(1,800)

Net increase (decrease) in net assets resulting from operations	$(9,319)	$6,007	$3,877	$2,113

Per share information—basic and diluted
Net investment income	$0.14	$0.12	$0.10	$0.12

Net increase (decrease) in net assets resulting from operations	$(0.30)	$0.19	$0.12	$0.07

Weighted average shares outstanding	31,454,883	31,618,771	31,649,628	31,707,046

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investment income	$6,917	$5,412	$4,382	$3,359
Operating expenses
Operating expenses	3,318	3,433	3,590	2,914
Add: Expense recoupment to sponsor	—	—	—	666

Total operating expenses	3,318	3,433	3,590	3,580

Net investment income (loss)	3,599	1,979	792	(221)

FS Investment Corporation IV

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Selected Quarterly Financial Data (Unaudited) (continued)

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Realized and unrealized gain (loss)	1,134	4,348	3,393	5,116

Net increase (decrease) in net assets resulting from operations	$4,733	$6,327	$4,185	$4,895

Per share information—basic and diluted
Net investment income (loss)	$0.12	$0.07	$0.04	$(0.01)

Net increase (decrease) in net assets resulting from operations	$0.15	$0.24	$0.19	$0.28

Weighted average shares outstanding	30,548,496	26,648,343	21,946,297	17,319,387

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2018 and 2017. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.

Corporate Capital Trust II

Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2019 (Unaudited)	December 31, 2018
Assets
Investments, at fair value (amortized cost—$185,398 and $183,365, respectively)	$179,230	$175,166
Cash	2,175	3,618
Foreign currency, at fair value (cost—$272 and $866, respectively)	270	861
Due from Advisor	98	165
Receivable for investments sold and repaid	326	1,804
Income receivable	1,795	1,734
Unrealized appreciation on foreign currency forward contracts	376	457
Deferred financing costs	126	153
Prepaid expenses and other assets	12	30

Total assets	$184,408	$183,988

Liabilities
Credit facility payable	$75,636	$73,933
Payable for investments purchased	53	793
Shareholder distributions payable	7	281
Management fees payable	684	695
Administrative services expense payable	148	223
Interest payable	139	182
Accrued professional services	276	262
Other accrued expenses and liabilities	251	449

Total liabilities	77,194	76,818

Net assets	$107,214	$107,170

Commitments and contingencies (Note 10)
Components of Net Assets
Preferred stock, $0.001 par value per share, 100,000,000 shares authorized, none issued and outstanding	$—	$—
Common stock, $0.001 par value per share, 1,000,000,000 shares authorized, 12,320,120 and 12,539,720 shares issued and outstanding, respectively	12	13
Capital in excess of par value	112,083	114,130
Retained earnings (accumulated deficit)	(4,881)	(6,973)

Net assets	$107,214	$107,170

Net asset value per share of common stock at period end	$8.70	$8.55

See notes to unaudited consolidated financial statements.

Corporate Capital Trust II

Unaudited Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2019	2018
Investment income
Interest income	$4,125	$3,399
Fee income	220	42
Dividend income	19	11

Total investment income	4,364	3,452

Operating expenses
Management fees	684	890
Capital gains incentive fees	—	217
Administrative services expenses	92	157
Stock transfer agent fees	45	46
Accounting and administrative fees	119	123
Interest expense	1,058	638
Trustees’ fees	77	50
Distribution and shareholder servicing fees	—	282
Professional services	162	224
Offering costs	—	20
Other general and administrative expenses	142	199

Total operating expenses	2,379	2,846
Expense support	—	(585)

Net operating expenses	2,379	2,261

Net investment income	1,985	1,191

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	(143)	179
Foreign currency forward contracts	—	(1)
Foreign currency transactions	46	(19)

Net realized gain (loss)	(97)	159

Net change in unrealized appreciation (depreciation) on:
Investments	2,031	820
Foreign currency forward contracts	(81)	90
Foreign currency translation	50	14

Net change in unrealized appreciation (depreciation)	2,000	924

Total net realized and unrealized gain (loss)	1,903	1,083

Net increase (decrease) in net assets resulting from operations	$3,888	$2,274

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.32	$0.18

Weighted average shares outstanding	12,275,292	12,776,314

See notes to unaudited consolidated financial statements.

Corporate Capital Trust II

Unaudited Statements of Changes in Net Assets

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2019	2018
Operations
Net investment income	$1,985	$1,191
Net realized gain (loss) on investments, foreign currency forward contracts and foreign currency transactions	(97)	159
Net change in unrealized appreciation (depreciation) on investments, foreign currency forward contracts and foreign currency translation	2,000	924

Net increase in net assets resulting from operations	3,888	2,274

Shareholder distributions
Distributions to shareholders(1)	(1,796)	(1,868)

Net decrease in net assets resulting from shareholder distributions	(1,796)	(1,868)

Capital share transactions
Issuance of common stock	—	1,270
Reinvestment of shareholder distributions	833	930
Repurchases of common stock	(2,881)	(840)

Net increase (decrease) in net assets resulting from capital share transactions	(2,048)	1,360

Total increase (decrease) in net assets	44	1,766
Net assets at beginning of period	107,170	116,471

Net assets at end of period	$107,214	$118,237

(1)	The Company estimates that none of the distributions declared during the three months ended March 31, 2019 and 2018 would be classified as a tax basis return of capital.

See notes to unaudited consolidated financial statements.

Corporate Capital Trust II

Unaudited Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$3,888	$2,274
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(14,006)	(31,534)
Paid-in-kind interest	(72)	—
Proceeds from sales and repayments of investments	12,078	28,648
Net realized (gain) loss on investments	143	(179)
Net change in unrealized (appreciation) depreciation on investments	(2,031)	(820)
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts	81	(90)
Net change in unrealized (appreciation) depreciation on foreign currency translation	271	3
(Gain) loss on borrowings in foreign currency	(321)	(17)
Amortization of premium/discount, net	(176)	(209)
Amortization of deferred financing costs	27	25
(Increase) decrease in due from Advisor	67	301
(Increase) decrease in receivable for investments sold and repaid	1,478	(8,022)
(Increase) decrease in interest receivable	(61)	(389)
(Increase) decrease in prepaid expenses and other assets	18	321
Increase (decrease) in payable for investments purchased	(740)	(136)
Increase (decrease) in management fees payable	(11)	33
Increase (decrease) in accrued capital gains fees	—	217
Increase (decrease) in administrative services expense payable	(75)	(121)
Increase (decrease) in interest payable	(43)	(104)
Increase (decrease) in trustees’ fees payable	—	(2)
Increase (decrease) in accrued distribution and shareholder servicing fees	—	2
Increase (decrease) in accrued professional services	14	61
Increase (decrease) in other accrued expenses and liabilities	(198)	146

Net cash provided by (used in) operating activities	331	(9,592)

Cash flows from financing activities
Issuance of common stock	—	1,270
Repurchases of common stock	(2,881)	(840)
Shareholder distributions	(1,237)	(937)
Borrowings under credit facility	9,117	12,733
Repayments of credit facility	(7,093)	(5,500)

Net cash provided by (used in) financing activities	(2,094)	6,726

Effect of exchange rate changes on cash	(271)	(3)

Net increase (decrease) in cash	(2,034)	(2,869)
Cash and foreign currency at beginning of period	4,479	7,489

Cash and foreign currency at end of period	$2,445	$4,620

Supplemental disclosure
Cash paid for interest	$1,074	$718

Distributions reinvested	$833	$930

Excise taxes paid	$66	$17

See notes to unaudited consolidated financial statements.

Corporate Capital Trust II

Unaudited Schedule of Investments

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—91.2%
Accuride Corp		Capital Goods	L+525	1.0%	11/17/23	$412	$408	$346
Acosta Holdco Inc		Commercial & Professional Services	L+325	1.0%	9/26/21	5,162	4,691	2,432
Advantage Sales & Marketing Inc		Commercial & Professional Services	L+325	1.0%	7/23/21	2,806	2,711	2,395
American Tire Distributors Inc		Automobiles & Components	L+600, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	244	244	240
American Tire Distributors Inc	(e)	Automobiles & Components	L+750	1.0%	9/2/24	1,544	1,372	1,385
Ammeraal Beltech Holding BV	(g)	Capital Goods	E+375		7/30/25	€1,000	1,176	1,123
Apex Group Limited	(f)(g)(j)	Diversified Financials	L+650		6/15/23	$89	87	76
Apex Group Limited	(e)(f)(g)	Diversified Financials	L+650	1.0%	6/15/25	1,724	1,704	1,684
Apex Group Limited	(f)(g)(j)	Diversified Financials	L+650	1.0%	6/15/25	225	225	220
Belk Inc		Retailing	L+475	1.0%	12/12/22	4,869	4,467	3,942
Berner Food & Beverage LLC	(f)	Food & Staples Retailing	L+675	1.0%	2/2/23	4,372	4,340	4,214
Bugaboo International BV	(e)(f)(g)	Consumer Durables & Apparel	E+700, 7.8% PIK (7.8% Max PIK)		3/20/25	€1,262	1,502	1,357
Caprock Midstream LLC		Energy	L+475		11/3/25	$615	612	583
Conservice LLC	(f)	Consumer Services	L+525		11/30/24	1,231	1,219	1,233
Conservice LLC	(f)(j)	Consumer Services	L+525		11/30/24	230	228	224
Constellis Holdings LLC / Constellis Finance Corp	(f)	Capital Goods	L+575	1.0%	4/15/22	1,821	1,796	1,800
CTI Foods Holding Co LLC	(f)	Food, Beverage & Tobacco	L+800	1.0%	7/10/19	24	23	23
Diamond Resorts International Inc	(e)	Consumer Services	L+375	1.0%	9/2/23	1,008	959	973
Distribution International Inc		Retailing	L+500	1.0%	12/15/21	7,463	6,737	6,810
Eacom Timber Corp	(f)(g)	Materials	L+650	1.0%	11/30/23	2,745	2,723	2,700
Eagle Family Foods Inc	(f)(j)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	159	158	135
Eagle Family Foods Inc	(e)(f)	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	1,053	1,043	1,020
Foresight Energy LLC	(g)	Materials	L+575	1.0%	3/28/22	1,557	1,492	1,530
Frontline Technologies Group LLC	(e)(f)	Software & Services	L+650	1.0%	9/18/23	4,665	4,602	4,647
Frontline Technologies Group LLC	(e)(f)(j)	Software & Services	L+650	1.0%	9/18/23	691	691	689
ID Verde	(f)(g)	Commercial & Professional Services	E+700		3/29/24	€182	224	205
ID Verde	(f)(g)	Commercial & Professional Services	E+700		3/29/24	£78	102	101
ID Verde	(f)(g)(j)	Commercial & Professional Services	L+700		3/29/24	€284	319	320
ID Verde	(f)(g)	Commercial & Professional Services	E+700		3/29/25	936	1,121	1,053
ID Verde	(f)(g)	Commercial & Professional Services	L+725		3/29/25	£342	468	447
Integro Ltd/United States	(f)	Insurance	L+575		10/30/22	$1,188	1,183	1,188
Jo-Ann Stores Inc		Retailing	L+500	1.0%	10/20/23	3,321	3,297	3,312
Jostens Inc		Consumer Services	L+550		12/19/25	586	569	587
Lipari Foods LLC	(f)	Food & Staples Retailing	L+588	1.0%	1/4/25	4,703	4,666	4,662
Lipari Foods LLC	(f)(j)	Food & Staples Retailing	L+588	1.0%	1/4/25	973	973	964
MedAssets Inc	(e)	Health Care Equipment & Services	L+450	1.0%	10/20/22	70	71	68
Monitronics International Inc	(e)(g)	Commercial & Professional Services	L+550	1.0%	9/30/22	2,002	1,972	1,683
NCI Inc	(f)	Software & Services	L+750	1.0%	8/15/24	4,265	4,224	4,156
Onvoy LLC	(e)	Telecommunication Services	L+450	1.0%	2/10/24	155	139	139
Patriot Well Solutions LLC	(f)	Energy	L+875	1.0%	5/1/21	967	956	954

See notes to unaudited financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Qdoba Restaurant Corp		Consumer Services	L+700	1.0%	3/21/25		$1,980	$1,945	$1,999
Quorum Health Corp		Health Care Equipment & Services	L+675	1.0%	4/29/22		4,482	4,471	4,427
Reliant Rehab Hospital Cincinnati LLC	(e)(f)	Health Care Equipment & Services	L+675	1.0%	8/30/24		2,314	2,295	2,282
Revere Superior Holdings, Inc	(e)(f)	Software & Services	L+675	1.0%	11/21/22		6,289	6,236	6,247
Savers Inc	(f)	Retailing	L+650, 0.8% PIK (0.8% Max PIK)	1.5%	3/28/24	C$	1,466	1,078	1,083
Savers Inc	(f)	Retailing	L+650, 0.8% PIK (0.8% Max PIK)	1.5%	3/28/24		$1,056	1,042	1,042
Sequa Corp		Materials	L+500	1.0%	11/28/21		1,526	1,534	1,497
SIRVA Worldwide Inc		Commercial & Professional Services	L+550		8/2/25		461	454	451
SMART Global Holdings Inc	(f)(g)	Semiconductors & Semiconductor Equipment	L+400		8/9/22		24	24	22
SMART Global Holdings Inc	(f)(g)(j)	Semiconductors & Semiconductor Equipment	L+400		8/9/22		72	72	67
SMART Global Holdings Inc	(f)(g)	Semiconductors & Semiconductor Equipment	L+625	1.0%	8/9/22		3,319	3,280	3,353
Staples Canada	(f)(g)	Retailing	L+700	1.0%	9/12/24	C$	5,021	4,064	3,812
Sutherland Global Services Inc	(e)(g)	Software & Services	L+538	1.0%	4/23/21		$2,206	2,163	2,156
Tangoe LLC	(f)	Software & Services	L+650	1.0%	11/28/25		2,002	1,983	1,977
Team Health Inc	(e)	Health Care Equipment & Services	L+275	1.0%	2/6/24		965	938	861
Virgin Pulse Inc	(f)	Software & Services	L+650	1.0%	5/22/25		3,074	3,052	3,034
Wheels Up Partners LLC	(f)	Transportation	L+855	1.0%	1/26/21		690	688	685
Wheels Up Partners LLC	(f)	Transportation	L+855	1.0%	8/26/21		359	358	356
Wheels Up Partners LLC	(f)	Transportation	L+710	1.0%	6/30/24		1,185	1,179	1,173
Wheels Up Partners LLC	(f)	Transportation	L+710	1.0%	11/1/24		488	484	483
Wheels Up Partners LLC	(f)	Transportation	L+710	1.0%	12/21/24		1,812	1,803	1,792
WireCo WorldGroup Inc	(e)	Capital Goods	L+500	1.0%	9/29/23		96	96	96

Total Senior Secured Loans—First Lien								104,733	100,515
Unfunded Loan Commitments								(2,753)	(2,753)

Net Senior Secured Loans—First Lien								101,980	97,762

Senior Secured Loans—Second Lien—33.3%
Access CIG LLC		Software & Services	L+775		2/27/26		211	209	209
Advantage Sales & Marketing Inc		Commercial & Professional Services	L+650	1.0%	7/25/22		542	483	400
Albany Molecular Research Inc		Pharmaceuticals, Biotechnology & Life Sciences	L+700	1.0%	8/28/25		913	909	904
Ammeraal Beltech Holding BV	(f)(g)	Capital Goods	L+800		7/27/26		2,018	1,980	1,975
Applied Systems Inc		Software & Services	L+700	1.0%	9/19/25		2,624	2,624	2,654
athenahealth Inc	(f)	Health Care Equipment & Services	L+850	1.0%	2/11/27		2,516	2,491	2,528
CommerceHub Inc	(f)	Software & Services	L+775		5/21/26		3,222	3,136	3,111
CTI Foods Holding Co LLC	(k)	Food, Beverage & Tobacco	L+725	1.0%	6/28/21		222	211	17
Direct ChassisLink Inc		Transportation	L+600		6/15/23		587	585	593
EaglePicher Technologies LLC		Capital Goods	L+725		3/8/26		450	447	438
Excelitas Technologies Corp		Technology Hardware & Equipment	L+750	1.0%	12/1/25		811	804	813
Grocery Outlet Inc		Food & Staples Retailing	L+725		10/22/26		382	378	382
Integro Ltd/United States	(f)	Insurance	L+925		10/30/23		222	220	222

See notes to consolidated financial statements.

FS Investment Corporation II

Consolidated Schedule of Investments (continued)

As of December 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Invictus		Materials	L+675		3/30/26	$451	$452	$450
iParadigms Holdings LLC		Software & Services	L+725	1.0%	7/29/22	183	180	183
LBM Borrower LLC		Capital Goods	L+925	1.0%	8/20/23	900	895	882
Misys Ltd	(g)	Software & Services	L+725	1.0%	6/13/25	1,918	1,911	1,853
New Arclin US Holding Corp	(g)	Materials	L+875	1.0%	2/14/25	289	286	287
One Call Care Management Inc	(f)	Insurance	L+375, 6.0% PIK (6.0% Max PIK)	1.0%	4/11/24	1,217	1,207	1,110
Paradigm Acquisition Corp		Health Care Equipment & Services	L+750		10/26/26	267	267	266
Polyconcept North America Inc	(f)	Consumer Durables & Apparel	L+1000	1.0%	2/16/24	624	614	643
Press Ganey Holdings Inc		Health Care Equipment & Services	L+650	1.0%	10/21/24	1,066	1,079	1,069
Pure Fishing Inc	(f)	Consumer Durables & Apparel	L+838	1.0%	12/31/26	1,806	1,788	1,817
Rise Baking Company	(f)	Food, Beverage & Tobacco	L+800	1.0%	8/9/26	694	687	682
Sequa Corp		Materials	L+900	1.0%	4/28/22	4,024	4,059	3,949
SIRVA Worldwide Inc		Commercial & Professional Services	L+950		8/2/26	417	386	367
SMG/PA		Consumer Services	L+700		1/23/26	230	231	233
Sparta Systems Inc	(f)	Software & Services	L+825	1.0%	7/27/25	2,438	2,406	2,098
Transplace		Transportation	L+875	1.0%	10/6/25	3,289	3,221	3,231
Vantage Specialty Chemicals Inc		Materials	L+825	1.0%	10/27/25	755	745	737
WireCo WorldGroup Inc		Capital Goods	L+900	1.0%	9/30/24	1,632	1,628	1,628

Total Senior Secured Loans—Second Lien							36,519	35,731

Other Senior Secured Debt—7.9%
Cleaver-Brooks Inc		Capital Goods	7.9%		3/1/23	349	349	326
Cornerstone Chemical Co		Materials	6.8%		8/15/24	2,682	2,685	2,550
Frontier Communications Corp	(g)	Telecommunication Services	8.5%		4/1/26	353	353	329
Genesys Telecommunications Laboratories Inc		Technology Hardware & Equipment	10.0%		11/30/24	672	740	735
PAREXEL International Corp		Pharmaceuticals, Biotechnology & Life Sciences	6.4%		9/1/25	610	591	594
Ply Gem Holdings Inc		Capital Goods	8.0%		4/15/26	1,666	1,635	1,497
Vivint Inc		Commercial & Professional Services	7.9%		12/1/22	1,752	1,732	1,756
Vivint Inc		Commercial & Professional Services	7.6%		9/1/23	821	748	700

Total Other Senior Secured Debt							8,833	8,487

Subordinated Debt—24.8%
athenahealth Inc	(f)	Health Care Equipment & Services	L+1125 PIK (L+1125 Max PIK)		11/30/25	1,258	1,258	1,272
ClubCorp Club Operations Inc		Consumer Services	8.5%		9/15/25	5,260	5,172	4,804
Datatel Inc		Software & Services	9.0%		9/30/23	102	106	106
Kenan Advantage Group Inc		Transportation	7.9%		7/31/23	3,262	3,367	3,176
LifePoint Hospitals Inc		Health Care Equipment & Services	9.8%		12/1/26	921	921	957
Quorum Health Corp		Health Care Equipment & Services	11.6%		4/15/23	250	251	225
Reynolds Group Holdings Inc		Materials	8.0%		12/15/25	849	926	860

See notes to consolidated financial statements.

Corporate Capital Trust II

Unaudited Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Reynolds Group Holdings Inc		Materials	8.4%		4/15/27	$2,653	$2,933	$2,715
SRS Distribution Inc		Capital Goods	8.3%		7/1/26	3,010	2,998	2,897
Surgery Partners Holdings LLC		Health Care Equipment & Services	6.8%		7/1/25	247	227	224
Team Health Inc		Health Care Equipment & Services	6.4%		2/1/25	1,943	1,717	1,582
Vertiv Group Corp		Technology Hardware & Equipment	9.3%		10/15/24	6,124	6,317	6,047
Vivint Inc		Commercial & Professional Services	8.8%		12/1/20	1,695	1,586	1,672

Total Subordinated Debt							27,779	26,537

Asset Based Finance—5.9%
Accelerator Investments Aggregator LP	(f)(g)(i)	Diversified Financials				107,825	126	121
KKR Zeno Aggregator LP (K2 Aviation)	(f)(g)	Capital Goods				5,907,086	5,907	6,178

Total Asset Based Finance							6,033	6,299

Equity/Other—4.1%
Altavair NewCo, Private Equity	(f)(g)(i)	Capital Goods				132,279	132	136
Australis Maritime, Private Equity	(f)(g)	Transportation				43,819	44	44
Misys Ltd, Preferred Stock	(f)(g)	Software & Services	L+1025			2,841	2,788	2,695
Polyconcept North America Inc, Class A-1 Units	(f)	Consumer Durables & Apparel				624	62	94
VICI Properties Inc, Common Stock	(g)	Consumer Services				66,020	1,228	1,445

Total Equity/Other							4,254	4,414

TOTAL INVESTMENTS—167.2%	(h)						$185,398	179,230

LIABILITIES IN EXCESS OF OTHER ASSETS—(67.2%)								(72,016)

NET ASSETS—100.0%								$107,214

Foreign Currency Forward Contracts

Foreign Currency	Settlement Date	Counterparty	Notional Amount and Transaction		US $ Value at Settlement Date	US $ Value at March 31, 2019	Unrealized Appreciation (Depreciation)
CAD	October 10, 2019	JPMorgan Chase Bank	C$	5,690 Sold	$4,642	$4,276	$366
EUR	July 17, 2023	JP Morgan Chase Bank		€107 Sold	144	134	10

Total					$4,786	$4,410	$376

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2019, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 2.60% and the Euro Interbank Offered Rate, or EURIBOR or “E”, was (0.31)%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment.

See notes to unaudited financial statements.

Corporate Capital Trust II

Unaudited Schedule of Investments (continued)

As of March 31, 2019

(in thousands, except share amounts)

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of trustees (see Note 8).

(e)	Position or portion thereof unsettled as of March 31, 2019.

(f)	Investments classified as Level 3 whereby fair value was determined by the Company’s board of trustees (see Note 2).

(g)

The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of March 31, 2019, 80.1% of the Company’s total assets represented qualifying assets.

(h)

As of March 31, 2019, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,234; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,402; the net unrealized depreciation was $6,168; the aggregate cost of securities for Federal income tax purposes was $185,398.

(i)	Security is non-income producing.

(j)	Security is an unfunded loan commitment.

(k)	Security is on non-accrual status.

Abbreviations:

C$ - Canadian Dollar; local currency investment amount is denominated in Canadian Dollar. C$1.00 / U.S. $0.75 as of March 31, 2019.

€ - Euro; local currency investment amount is denominated in Euros. €1.00 / U.S. $1.12 as of March 31, 2019.

£ - British Pound Sterling; local currency investment amount is denominated in British Pound Sterling. £1.00 / U.S. $1.30 as of March 31, 2019.

E = EURIBOR - Euro Interbank Offered Rate

L = LIBOR - London Interbank Offered Rate, typically 3-Month

PIK = Payment-in-kind; the issuance of additional securities by the borrower to settle interest payment obligations.

See notes to unaudited financial statements.

Corporate Capital Trust II

Schedule of Investments

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	Principal Amount(c)	Cost(d)	Fair Value
Senior Secured Loans—First Lien—87.5%
Accuride Corp	(n)	Capital Goods	L+525	1.0%	11/17/23	$413	$408	$396
Acosta Holdco Inc	(l)	Commercial & Professional Services	L+325	1.0%	9/26/21	5,175	4,704	3,179
Advantage Sales & Marketing Inc	(l)	Commercial & Professional Services	L+325	1.0%	7/23/21	2,813	2,710	2,499
American Tire Distributors Inc	(j)(l)	Automobiles & Components	L+650, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	244	244	228
American Tire Distributors Inc	(l)	Automobiles & Components	L+750	1.0%	8/30/24	1,548	1,376	1,274
Ammeraal Beltech Holding BV (NLD)	(g)(h)(o)	Capital Goods	E+375		7/30/25	€1,000	1,176	1,140
Apex Group Limited (GBR)	(f)(g)(h)(n)(q)	Diversified Financials	L+650		6/15/23	$89	86	76
Apex Group Limited (GBR)	(f)(g)(h)(n)	Diversified Financials	L+650	1.0%	6/15/25	600	589	577
Apex Group Limited (GBR)	(f)(g)(h)(n)(q)	Diversified Financials	L+650	1.0%	6/15/25	290	284	278
Apex Group Limited (GBR)	(f)(g)(h)(n)	Diversified Financials	L+650	1.0%	6/15/25	97	95	93
Apex Group Limited (GBR)	(f)(g)(h)(n)(q)	Diversified Financials	L+650	1.0%	6/15/25	145	143	139
Belk Inc	(n)	Retailing	L+475	1.0%	12/12/22	4,885	4,460	3,964
Berner Food & Beverage LLC	(f)(n)	Food & Staples Retailing	L+675	1.0%	2/2/23	4,372	4,338	4,225
Bugaboo International BV (NLD)	(f)(g)(h)(j)(o)	Consumer Durables & Apparel	E+700, 7.8% PIK (7.8% Max PIK)		3/20/25	€1,215	1,447	1,372
Caprock Midstream LLC	(m)	Energy	L+475		11/3/25	$615	612	573
Constellis Holdings LLC / Constellis Finance Corp	(f)(n)	Capital Goods	L+575	1.0%	4/1/22	1,825	1,798	1,798
Diamond Resorts International Inc	(l)	Consumer Services	L+375	1.0%	9/2/23	1,011	959	945
Distribution International Inc	(n)	Retailing	L+500	1.0%	12/15/21	7,482	6,698	6,659
Eacom Timber Corp (CAN)	(f)(g)(h)(n)	Materials	L+650	1.0%	11/30/23	2,782	2,758	2,773
Eagle Family Foods Inc	(f)(l)(q)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	159	158	136
Eagle Family Foods Inc	(f)(l)	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	1,056	1,045	1,039
Foresight Energy LLC	(g)(n)	Materials	L+575	1.0%	3/28/22	1,557	1,487	1,533
Frontline Technologies Group LLC	(f)(l)(q)	Software & Services	L+650	1.0%	9/18/23	889	879	891
Frontline Technologies Group LLC	(f)(l)	Software & Services	L+650	1.0%	9/18/23	4,479	4,423	4,486
ID Verde (FRA)	(f)(g)(h)(o)	Commercial & Professional Services	E+700		3/29/24	€138	124	135
ID Verde (FRA)	(f)(g)(h)(o)(q)	Commercial & Professional Services	E+700		3/29/24	€92	158	153
ID Verde (FRA)	(f)(g)(h)(o)	Commercial & Professional Services	E+700		3/29/25	€936	1,120	1,076
ID Verde (FRA)	(f)(g)(h)(o)	Commercial & Professional Services	E+725		3/29/25	£378	514	485
Integro Ltd/United States	(f)(n)	Insurance	L+575		10/30/22	$1,191	1,186	1,191
Jo-Ann Stores Inc	(n)	Retailing	L+500	1.0%	10/20/23	3,395	3,371	3,247
Jostens Inc	(e)(n)	Consumer Services	L+550		12/19/25	612	594	597
MedAssets Inc	(l)	Health Care Equipment & Services	L+450	1.0%	10/20/22	71	71	68
Misys Ltd	(e)(g)(n)	Software & Services	L+350	1.0%	6/13/24	207	192	193
Monitronics International Inc	(g)(n)	Commercial & Professional Services	L+550	1.0%	9/30/22	2,007	1,975	1,800
NCI Inc	(f)(l)	Software & Services	L+750	1.0%	8/15/24	4,276	4,233	4,240
Onvoy LLC	(n)	Telecommunication Services	L+450	1.0%	2/10/24	155	139	140
Patriot Well Solutions LLC	(f)(l)	Energy	L+875	1.0%	5/1/21	325	322	321
Patriot Well Solutions LLC	(f)(n)	Energy	L+875	1.0%	5/1/21	667	658	658

See notes to unaudited financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	Principal Amount(c)		Cost(d)	Fair Value
Qdoba Restaurant Corp	(l)	Consumer Services	L+700	1.0%	3/21/25		$1,985	$1,948	$1,975
Quorum Health Corp	(l)	Health Care Equipment & Services	L+675	1.0%	4/29/22		4,501	4,490	4,476
Reliant Rehab Hospital Cincinnati LLC	(f)(l)	Health Care Equipment & Services	L+675	1.0%	8/30/24		2,122	2,102	2,116
Revere Superior Holdings, Inc	(f)(n)	Software & Services	L+675	1.0%	11/21/22		4,697	4,657	4,711
Revere Superior Holdings, Inc	(f)(n)	Software & Services	L+675	1.0%	11/21/22		352	346	308
Revere Superior Holdings, Inc	(f)(n)	Software & Services	L+675	1.0%	11/21/22		1,243	1,233	1,240
Savers Inc	(n)	Retailing	L+375	1.3%	7/9/19		1,062	1,030	1,017
Sequa Corp	(n)	Materials	L+500	1.0%	11/28/21		1,530	1,539	1,467
SIRVA Worldwide Inc	(n)	Commercial & Professional Services	L+550		8/2/25		464	457	456
SMART Global Holdings Inc	(f)(g)(n)(q)	Semiconductors & Semiconductor Equipment	L+400		8/9/22		96	96	89
SMART Global Holdings Inc	(f)(g)(n)	Semiconductors & Semiconductor Equipment	L+625	1.0%	8/9/22		3,319	3,277	3,353
Staples Canada (CAN)	(f)(g)(h)(n)	Retailing	L+700	1.0%	9/12/24	C$	5,149	4,166	3,811
Sutherland Global Services Inc	(g)(n)	Software & Services	L+538	1.0%	4/23/21		$1,794	1,754	1,694
Sutherland Global Services Inc	(g)(n)	Software & Services	L+538	1.0%	4/23/21		418	409	394
Tangoe LLC	(f)(l)	Software & Services	L+650	1.0%	11/28/25		2,007	1,987	1,987
Team Health Inc	(l)	Health Care Equipment & Services	L+275	1.0%	2/6/24		967	939	869
Utility One Source LP	(l)	Capital Goods	L+550	1.0%	4/18/23		3,272	3,257	3,272
Virgin Pulse Inc	(f)(n)	Software & Services	L+650	1.0%	5/22/25		3,081	3,059	2,986
Wheels Up Partners LLC	(f)(n)	Transportation	L+855	1.0%	1/26/21		724	724	724
Wheels Up Partners LLC	(f)(n)	Transportation	L+855	1.0%	8/26/21		372	372	371
Wheels Up Partners LLC	(f)(n)	Transportation	L+710	1.0%	6/30/24		1,220	1,220	1,225
Wheels Up Partners LLC	(f)(n)	Transportation	L+710	1.0%	8/1/24		809	801	812
Wheels Up Partners LLC	(f)(n)	Transportation	L+710	1.0%	11/1/24		502	502	504
Wheels Up Partners LLC	(f)(n)	Transportation	L+710	1.0%	12/21/24		790	790	793
Wheels Up Partners LLC	(f)(n)	Transportation	L+710	1.0%	12/21/24		257	255	258
WireCo WorldGroup Inc	(e)(l)	Capital Goods	L+500	1.0%	9/29/23		97	96	96

Total Senior Secured Loans—First Lien								99,040	95,581
Unfunded Loan Commitments								(1,804)	(1,804)

Net Senior Secured Loans—First Lien								97,236	93,777

Senior Secured Loans—Second Lien—32.0%
Access CIG LLC	(n)	Software & Services	L+775		2/27/26		211	209	209
Advantage Sales & Marketing Inc	(l)	Commercial & Professional Services	L+650	1.0%	7/25/22		542	483	429
Albany Molecular Research Inc	(l)	Pharmaceuticals, Biotechnology & Life Sciences	L+700	1.0%	8/28/25		913	909	906
Ammeraal Beltech Holding BV (NLD)	(f)(g)(h)(n)	Capital Goods	L+800		7/27/26		2,018	1,979	1,974
Applied Systems Inc	(l)	Software & Services	L+700	1.0%	9/19/25		2,624	2,624	2,581
CommerceHub Inc	(f)(l)	Software & Services	L+775		5/21/26		3,222	3,133	3,016
CTI Foods Holding Co LLC	(n)(p)(r)	Food, Beverage & Tobacco	L+725	1.0%	6/28/21		222	211	24
Direct ChassisLink Inc	(n)	Transportation	L+600		6/15/23		587	584	566
EaglePicher Technologies LLC	(l)	Capital Goods	L+725		3/8/26		450	447	441

See notes to unaudited financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	Principal Amount(c)	Cost(d)	Fair Value
Excelitas Technologies Corp	(l)	Technology Hardware & Equipment	L+750	1.0%	12/1/25	$811	$804	$777
Grocery Outlet Inc	(n)	Food & Staples Retailing	L+725		10/22/26	382	378	380
Higginbotham Insurance Agency Inc	(f)(l)	Insurance	L+725	1.0%	12/19/25	1,304	1,293	1,303
Integro Ltd/United States	(f)(n)	Insurance	L+925		10/30/23	222	220	222
Invictus	(m)	Materials	L+675		3/30/26	451	452	451
iParadigms Holdings LLC	(n)	Software & Services	L+725	1.0%	7/29/22	183	180	182
Jo-Ann Stores Inc	(n)	Retailing	L+925	1.0%	5/21/24	396	391	384
LBM Borrower LLC	(n)	Capital Goods	L+925	1.0%	8/20/23	900	895	882
Misys Ltd	(e)(g)(n)	Software & Services	L+725	1.0%	6/13/25	1,918	1,911	1,777
New Arclin US Holding Corp	(g)(l)	Materials	L+875	1.0%	2/14/25	289	286	289
One Call Care Management Inc	(f)(j)(l)	Insurance	L+375, 6.0% PIK (6.0% Max PIK)		4/11/24	1,198	1,188	1,148
Paradigm Acquisition Corp	(n)	Health Care Equipment & Services	L+750		10/26/26	267	267	269
Polyconcept North America Inc	(f)(l)	Consumer Durables & Apparel	L+1000	1.0%	2/16/24	624	613	643
Press Ganey Holdings Inc	(l)	Health Care Equipment & Services	L+650	1.0%	10/21/24	1,066	1,080	1,061
Pure Fishing Inc	(f)(n)	Consumer Durables & Apparel	L+838	1.0%	12/31/26	1,806	1,788	1,788
Rise Baking Company	(f)(l)	Food, Beverage & Tobacco	L+800	1.0%	8/9/26	694	687	687
Sequa Corp	(n)	Materials	L+900	1.0%	4/28/22	4,024	4,061	3,823
SIRVA Worldwide Inc	(n)	Commercial & Professional Services	L+950		8/2/26	417	386	369
SMG/PA	(l)	Consumer Services	L+700		1/23/26	230	231	227
Sparta Systems Inc	(f)(l)	Software & Services	L+825	1.0%	7/27/25	2,438	2,405	2,099
Transplace	(l)	Transportation	L+875	1.0%	10/6/25	3,289	3,218	2,993
Vantage Specialty Chemicals Inc	(n)	Materials	L+825	1.0%	10/26/25	755	745	741
WireCo WorldGroup Inc	(l)	Capital Goods	L+900	1.0%	9/30/24	1,632	1,628	1,636

Total Senior Secured Loans—Second Lien							35,686	34,277

Other Senior Secured Debt—8.9%
Cleaver-Brooks Inc	(i)	Capital Goods	7.9%		3/1/23	625	625	611
Cornerstone Chemical Co	(i)	Materials	6.8%		8/15/24	2,682	2,686	2,362
Frontier Communications Corp	(g)(i)	Telecommunication Services	8.5%		4/1/26	353	353	309
Genesys Telecommunications Laboratories Inc	(i)	Technology Hardware & Equipment	10.0%		11/30/24	672	742	707
PAREXEL International Corp	(i)	Pharmaceuticals, Biotechnology & Life Sciences	6.4%		9/1/25	610	591	545
Pattonair Holdings Ltd	(g)(i)	Capital Goods	9.0%		11/1/22	1,057	1,071	1,068
Ply Gem Holdings Inc	(i)	Capital Goods	8.0%		4/15/26	1,666	1,634	1,533
Surgery Partners Holdings LLC	(i)	Health Care Equipment & Services	8.9%		4/15/21	18	18	18
Vivint Inc		Commercial & Professional Services	7.9%		12/1/22	1,752	1,731	1,660
Vivint Inc		Commercial & Professional Services	7.6%		9/1/23	821	744	672

Total Other Senior Secured Debt							10,195	9,485

Subordinated Debt—25.0%
Allegheny Technologies Inc	(g)	Materials	7.9%		8/15/23	850	829	871

See notes to unaudited financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	Principal Amount(c)	Cost(d)	Fair Value
CDK Global Inc	(g)	Software & Services	4.9%		6/1/27	$7	$7	$7
ClubCorp Club Operations Inc	(i)	Consumer Services	8.5%		9/15/25	5,260	5,169	4,734
Consolidated Energy Finance SA (LUX)	(g)(h)(i)	Materials	6.5%		5/15/26	201	201	192
Datatel Inc	(i)	Software & Services	9.0%		9/30/23	102	107	103
Hub International Ltd	(i)	Insurance	7.0%		5/1/26	1,180	1,179	1,069
Kenan Advantage Group Inc	(i)	Transportation	7.9%		7/31/23	3,262	3,371	3,140
LifePoint Hospitals Inc	(i)	Health Care Equipment & Services	9.8%		12/1/26	921	921	877
Quorum Health Corp		Health Care Equipment & Services	11.6%		4/15/23	268	269	255
Reynolds Group Holdings Inc		Materials	8.0%		12/15/25	849	929	838
Reynolds Group Holdings Inc		Materials	8.4%		4/15/27	2,653	2,940	2,637
SRS Distribution Inc	(i)	Capital Goods	8.3%		7/1/26	3,010	2,997	2,769
Surgery Partners Holdings LLC	(i)	Health Care Equipment & Services	6.8%		7/1/25	548	502	474
Team Health Inc	(i)	Health Care Equipment & Services	6.4%		2/1/25	1,943	1,710	1,586
Tenet Healthcare Corp	(g)	Health Care Equipment & Services	7.0%		8/1/25	31	31	29
Triumph Group Inc		Capital Goods	7.8%		8/15/25	217	217	192
Vertiv Group Corp	(i)	Technology Hardware & Equipment	9.3%		10/15/24	6,124	6,324	5,450
Vivint Inc		Commercial & Professional Services	8.8%		12/1/20	1,695	1,571	1,617

Total Subordinated Debt							29,274	26,840

Portfolio Company(a)(b)	Footnotes	Industry	Rate			No. of Shares	Cost(d)	Fair Value
Asset Based Finance—6.3%
Accelerator Investments Aggregator LP (NLD)	(f)(g)(h)(p)	Diversified Financials				107,825	$126	$123
KKR Zeno Aggregator LP (K2 Aviation) (IRE)	(f)(g)(h)	Capital Goods				5,630,570	5,631	5,631
Montgomery Credit Holdings LP	(f)(g)(p)	Diversified Financials				1,095,595	1,095	975

Total Asset Based Finance							6,852	6,729

Equity/Other—3.8%
Australis Maritime (MHL)	(f)(g)(h)	Transportation				43,819	44	44
Misys Ltd, Preferred Stock	(f)(g)(j)(n)	Software & Services	L+1025			2,842	2,788	2,682
Polyconcept North America Inc, Class A—1 Units	(f)	Consumer Durables & Apparel				624	62	92
VICI Properties Inc, Common Stock		Consumer Services				66,020	1,228	1,240

Total Equity/Other							4,122	4,058

TOTAL INVESTMENTS—163.5%	(k)						$183,365	175,166

OTHER ASSETS IN EXCESS OF LIABILITIES—(63.5%)								(67,996)

NET ASSETS—100.0%								$107,170

Derivative Instruments (Note 7)—0.4%
Foreign currency forward contracts								$457

See notes to unaudited financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (“1940 Act”), unless otherwise indicated. Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Represents amortized cost for debt securities and cost for equity investments translated to U.S. dollars.

(e)	Position or portion thereof unsettled as of December 31, 2018.

(f)	Investments classified as Level 3 whereby fair value was determined by the Company’s board of trustees (see Note 2).

(g)

The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2018, 80.0% of the Company’s total assets represented qualifying assets.

(h)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(i)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act, pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.

(j)	The issuer of this security may elect at any time to capitalize distributions or interest.

(k)

As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $570; the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,053; the net unrealized depreciation was $8,483; the aggregate cost of investments for federal income tax purposes was $183,649.

(l)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at December 31, 2018 was 2.52%. The current base rate for each investment may be different from the reference rate on December 31, 2018.

(m)

The interest rate on these investments is subject to a base rate of 2-Month LIBOR, which at December 31, 2018 was 2.62%. The current base rate for each investment may be different from the reference rate on December 31, 2018.

(n)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at December 31, 2018 was 2.81%. The current base rate for each investment may be different from the reference rate on December 31, 2018.

(o)

The interest rate on these investments is subject to a base rate of 3-Month Euro Interbank Offered Rate, which at December 31, 2018 was approximately (0.31)%. The current base rate for each investment may be different from the reference rate on December 31, 2018.

(p)	Security is non-income producing.

(q)	Security is an unfunded loan commitment.

(r)	Security is on non-accrual status.

See notes to unaudited financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Abbreviations:

C$ - Canadian Dollar; local currency investment amount is denominated in Canadian Dollar. C$1 / U.S. $0.73 as of December 31, 2018.

€ - Local currency investment amount is denominated in Euros. € 1 / U.S. $1.15 as of December 31, 2018.

£ - Local currency investment amount is denominated in British Pound Sterling. £ 1 / U.S. $1.28 as of December 31, 2018.

CAN = Canada

CDOR = Canadian Banker Acceptance Rate

E = EURIBOR - Euro Interbank Offered Rate

FRA = France

GBR = United Kingdom

IRE = Ireland

L = LIBOR - London Interbank Offered Rate, typically 3-Month

LUX = Luxembourg

MHL = Marshall Islands

NLD = Netherlands

PIK = Payment-in-kind; the issuance of additional securities by the borrower to settle interest payment obligations.

See notes to unaudited financial statements.

Corporate Capital Trust II

Notes to Unaudited Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

Corporate Capital Trust II, or the Company, was formed as a Delaware statutory trust on August 12, 2014. The Company is a non-diversified, closed-end management investment company and has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Company’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, a portion of the Company’s portfolio may be comprised of equity and equity-related securities, corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps.

The Company is externally managed by FS/KKR Advisor, LLC, or the Advisor, pursuant to an investment advisory agreement, dated as of April 9, 2018, or the investment advisory agreement. Since inception and through April 8, 2018, the Company was externally managed by CNL Fund Advisors II, LLC, or CNL, as investment adviser and KKR Credit Advisors (US) LLC, or KKR, as investment sub-adviser, or together, the Former Advisors.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited financial statements should be read in conjunction with its audited financial statements as of and for the year ended December 31, 2018 included in the Company’s annual report on Form 10-K for the year ended December 31, 2018. Operating results for the three months ended March 31, 2019 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019. The December 31, 2018 balance sheet and schedule of investments are derived from the Company’s audited financial statements as of and for the year ended December 31, 2018. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

Use of Estimates: The preparation of the unaudited financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subordinated Income Incentive Fee: Pursuant to the terms of the Investment Advisory Agreement, a subordinated incentive fee on income is determined and payable in arrears as of the end of each calendar quarter (or upon termination of the Investment Advisory Agreement). A subordinated incentive fee on income is payable to the Advisor each calendar quarter if the Company’s “pre-incentive fee net investment fee income” (as defined in the Investment Advisory Agreement and approved by the Company’s board of trustees) exceeds the 1.75% “quarterly preferred return” to the Company’s shareholders (the ratio of pre-incentive fee net investment income divided by average adjusted capital). Once the Company’s pre-incentive fee net investment income in any quarter exceeds the quarterly preferred return of 1.75%, the Advisor will be entitled to a fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the quarterly preferred return, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875% of the Company’s average adjusted capital. Thereafter, the Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

Capital Gains Incentive Fee: Pursuant to the terms of the Investment Advisory Agreement, an incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Agreement). This fee equals 20.0% of the Company’s incentive fee on capital gains, which equals the Company’s realized capital gains on a cumulative basis since inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to the Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

Reclassifications: Certain amounts in the unaudited financial statements as of and for the three months ended March 31, 2018 and the audited financial statements as of and for the year ended December 31, 2018 may have been reclassified to conform to the classifications used to prepare the unaudited financial statements as of and for the three months ended March 31, 2019.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. Distributions received from limited liability company, or LLC, and limited partnership, or LP, investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the three months ended March 31, 2019, the Company recognized $194 in structuring fee revenue. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement , or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company is currently evaluating the impact of ASU 2018-13 on its financial statements.

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019		2018(1)
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	136,070	$1,331
Reinvestment of Distributions	95,573	833	99,684	930

Total Gross Proceeds	95,573	833	235,754	2,261
Commissions and Dealer Manager Fees	—	—	—	(61)

Net Proceeds to Company	95,573	833	235,754	2,200
Repurchases of Common Shares	(315,173)	(2,881)	(91,276)	(840)

Net Proceeds from Share Transactions	(219,600)	$(2,048)	144,478	$1,360

(1)	The Company terminated its Offering to new investors effective April 30, 2018. However, the Company continues to issue new shares under its distribution reinvestment plan.

During the three months ended March 31, 2019, the Company issued 95,573 shares of common stock pursuant to its distribution reinvestment plan, or DRP, at a price per share of $8.72 for gross proceeds of $833. For additional information regarding the terms of the DRP, see Note 5.

Share Repurchase Program

The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company currently limits repurchases in each quarter to 2.5% of the weighted average number of shares of common stock outstanding. The Company may limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the issuance of shares of its common stock under its distribution reinvestment plan. At the discretion of the Company’s board of trustees, the Company may also use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. The Company’s board of trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice.

The following table provides information concerning the Company’s repurchases of shares of common stock pursuant to its share repurchase program during the three months ended March 31, 2019 and 2018:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
December 31, 2017	February 20, 2018	91,276	37%	0.72%	$9.20	$840
Fiscal 2019
December 31, 2018	January 7, 2019	315,173	90%	2.51%	$9.14	$2,881

On April 9, 2019, the Company repurchased approximately 111,047 shares (representing 100% of the shares of common stock tendered for repurchase and 0.90% of the shares outstanding as of such date) at $8.54 per share for aggregate consideration totaling $948.

Note 4. Related Party Transactions

Managing Dealer Agreement and Distribution and Shareholder Servicing Plan

The Company was a party to a managing dealer agreement with CNL Securities Corp., an affiliate of CNL. CNL Securities Corp. which served as the managing dealer of the Company’s Offering and in connection therewith received up-front selling

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

commissions of up to 2.00% of gross offering proceeds, up-front dealer manager fees of up to 2.75% of gross offering proceeds and ongoing distribution and shareholder servicing fees at an annualized rate of 1.25% of the Company’s most recently published net asset value per share, excluding shares issued through the distribution reinvestment plan. All or any portion of these fees were re-allowed to participating brokers.

On March 16, 2017, the board of trustees approved an amended and restated managing dealer agreement, or the Managing Dealer Agreement, between the Company and the managing dealer and approved an amended and restated distribution and shareholder servicing plan for the Company, or the Distribution and Shareholder Servicing Plan, which lowered the ongoing distribution and shareholder servicing fee paid to the managing dealer from an annualized rate of 1.25% to an annualized rate of 1.00% of the Company’s net asset value per share. On April 9, 2018, the Managing Dealer Agreement and the Distribution and Shareholder Servicing Plan were terminated effective April 30, 2018.

Investment Advisory Agreements

On April 9, 2018, the Company terminated the Former Investment Advisory Agreement (as defined below) and concurrently entered into the Investment Advisory Agreement with the Advisor. Pursuant to the Investment Advisory Agreement, the Company pays the Advisor a fee for their services consisting of two components—a base management fee based on the average value of the Company’s gross assets and incentive fees based on the Company’s performance. The incentive fee consists of (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Under the Investment Advisory Agreement, the Advisor is entitled to an annual base management fee of 1.50% of the average value of the Company’s gross assets, as compared to the annual rate of 2.00% under the Former Investment Advisory Agreement. In addition, the calculation of the base management fee under the Investment Advisory Agreement excludes cash and cash equivalents from gross assets, as compared to the Former Investment Advisory Agreement, which included cash and cash equivalents within the definition of gross assets. Under the Investment Advisory Agreement, the Advisor serves as the sole investment adviser of the Company. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that the Advisor may be entitled to under the Investment Advisory Agreement.

Previously, the Company was a party to an investment advisory agreement with CNL, or the Former Investment Advisory Agreement, for the overall management of the Company’s activities. CNL was a party to a sub-advisory agreement with KKR, or the Former Sub-Advisory Agreement, under which KKR was responsible for the day-to-day management of the Company’s investment portfolio. Pursuant to the Former Investment Advisory Agreement, CNL earned (i) a management fee equal to an annual rate of 2.00% of the Company’s average gross assets, and (ii) an incentive fee based on the Company’s performance. The incentive fee consisted of (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. CNL compensated KKR for advisory services that it provided to the Company with 50% of the fees that CNL received under the Former Investment Advisory Agreement.

A subordinated incentive fee on income is payable to the Advisor each calendar quarter if the Company’s pre-incentive fee net investment fee income (as defined in the Investment Advisory Agreement and approved by the Company’s board of trustees) exceeds the 1.75% quarterly preferred return to the Company’s shareholders (the ratio of pre-incentive fee net investment income divided by average adjusted capital).

The annual incentive fees on capital gains recorded for GAAP purposes are equal to (i) 20% of the Company’s realized and unrealized capital gains on a cumulative basis since inception, net of all realized capital losses and unrealized depreciation on a cumulative basis from inception, less (ii) the aggregate amount of any previously paid incentive fees on capital gains. For financial reporting purposes, in accordance with GAAP, the Company includes unrealized appreciation on the investment portfolio in the calculation of incentive fees on capital gains; however, such amounts are not payable by the Company unless and until the net unrealized appreciation is actually realized. The actual amount of incentive fees on capital gains that are due and payable to the Advisor is determined at the end of the calendar year.

The terms of the incentive fees are substantially the same as those to which the Former Advisors were entitled to receive under the Former Investment Advisory Agreement. The Company did not incur any subordinated incentive fee on income under the Investment Advisory Agreements during the three months ended March 31, 2019 and 2018. The Company has not accrued any incentive fees payable on capital gains under the Investment Advisory Agreement as of March 31, 2019.

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Under the terms of the Former Investment Advisory Agreement, CNL (and indirectly KKR) was entitled to receive up to 1.50% of gross offering proceeds as reimbursement for organization and offering expenses incurred by the Former Advisors on behalf of the Company. The Former Advisors had incurred organization and offering costs of approximately $5,400 as of March 31, 2018 on behalf of the Company. The Former Advisors waived the reimbursement of organization and offering expenses in connection with the Company’s gross capital raise received from the Offering from March 1, 2016 (when the Company satisfied the minimum offering requirement) through April 30, 2017, or the O&O Reimbursement Waiver. The O&O Reimbursement Waiver did not reduce the amount of organization and offering expenses incurred by the Former Advisors that were eligible for reimbursement in future periods based on subsequent gross capital raised by the Company after April 30, 2017. Gross capital raised by the Company after April 30, 2017 was subject to the maximum organization and offering cost reimbursement of 1.50%. The Former Advisors were entitled to reimbursement of approximately $400 of organization and offering costs for gross capital raised for the period May 1, 2017 through April 9, 2018, all of which had been reimbursed to the Former Advisors as of April 9, 2018. A contingent obligation for the balance of organization and offering costs, subject to reimbursement based on future gross proceeds raised assuming a reinstatement of the Company’s Offering, was approximately $5,000 as of April 30, 2018.

On April 30, 2018, the Company terminated its Offering and in conjunction therewith, the Former Advisors agreed to permanently waive their rights to receive reimbursement of approximately $5,000 of organization and offering expenses that they had incurred on the Company’s behalf. As such, as of March 31, 2019, the Company had no contingent obligations to reimburse its Former Advisors for organization and offering expenses.

Administrative Services Agreements

The Company was a party to an administrative services agreement with CNL, or the Former Administrative Services Agreement, under which CNL performed, or oversaw the performance of, various administrative services on behalf of the Company. Administrative services include investor services, general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, maintaining required financial records, calculating the Company’s net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing, and disseminating shareholder reports and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company reimbursed CNL for administrative expenses it incurred in performing its obligations.

On April 9, 2018, the Company terminated the Former Administrative Services Agreement with CNL and concurrently entered into a new administrative services agreement with the Advisor, or the Administrative Services Agreement under which the Advisor serves as the Company’s administrator. The terms of the Administrative Services Agreement, including the services to be provided by the Advisor as administrator and the amount of reimbursements to be paid by the Company for certain administrative expenses, are substantially the same as those under the Former Administrative Services Agreement.

Expense Support Agreements

The Company was a party to an expense support and conditional reimbursement agreement, as amended and restated, or the Former Expense Support Agreement, with the Former Advisors pursuant to which the Former Advisors jointly and severally agreed to pay to the Company some or all of its operating expenses, or an Expense Support Payment, for each month during the Former Expense Support Payment Period (as defined below) in which the Company’s board of trustees declared a distribution to its shareholders. Expense Support Payments were made in accordance with the terms of the Former Expense Support Agreement. The Expense Support Payment Period commenced on March 1, 2016 and terminated effective with the termination of the Former Expense Support Agreement on April 9, 2018. The amount of Expense Support Payments provided by the Former Advisors since inception was approximately $5,400. Effective April 30, 2018, the Former Advisors waived their right to reimbursement of such Expense Support Payments.

The Former Advisors were entitled to be reimbursed promptly by the Company, or a Reimbursement Payment, for Expense Support Payments made with respect to any class of common stock, subject to the limitation that no Reimbursement Payment

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

may be made by the Company to the extent that it would cause the Company’s Other Operating Expenses (as defined in the Former Expense Support Agreement) for such class of common stock to exceed the lesser of (A) 1.75% of average net assets attributable to common shares on an annualized basis after taking such payment into account and (B) the percentage of average net assets attributable to shares of such class of common stock represented by Other Operating Expenses (as defined in the Former Expense Support Agreement) during the period in which such Expense Support Payment from the Former Advisors was made (provided, however, that this clause (B) did not apply to any Reimbursement Payment which related to an Expense Support Payment from the Former Advisors made during the same period).

Concurrently with the Company’s entry into the Investment Advisory Agreement and the Administrative Services Agreement, on April 9, 2018, the Company entered into a new expense support and conditional reimbursement agreement, or the Expense Support Agreement, which replaced the Former Expense Support Agreement. The Expense Support Agreement was substantially similar to the Former Expense Support Agreement.

On November 14, 2018, the Advisor announced that for any calendar month ending on or prior to September 30, 2019, it will defer the receipt of base management fees under the Investment Advisory Agreement if, and to the extent that, the Company’s distributions paid to the Company’s shareholders in the calendar month exceeds the sum of the Company’s investment company taxable income (as defined in Section 852 of the Internal Revenue Code of 1986, as amended, or the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar month, or collectively, the Company’s distributable funds on a tax basis. The Advisor will only receive any deferred fees in a future calendar month if, and to the extent that, the Company’s distributable funds on a tax basis in the future calendar month exceeds the Company’s distributions paid to the Company’s shareholders in such month. In light of this commitment by the Advisor, the Expense Support Agreement was terminated on November 14, 2018. The Company’s conditional obligation to reimburse the Advisor pursuant to the terms of the Expense Support Agreement survived the termination of such agreement. Prior to September 30, 2019, the Advisor will evaluate whether to extend this commitment to future periods.

During the three months ended March 31, 2019, the Advisor did not defer the receipt of any base management fees. As of March 31, 2019, there were no deferred base management fees subject to future payment by the Company.

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses accrued under the Investment Advisory Agreement, the Former Investment Advisory Agreement, the Administrative Services Agreement, the Former Administrative Services Agreement, the Expense Support Agreement and the Former Expense Support Agreement, as applicable, during the three months ended March 31, 2019 and 2018:

			Three Months Ended March 31,
Related Party	Source Agreement	Description	2019	2018
CNL Securities Corp.	Managing Dealer Agreement	Up-front Selling Commissions and Dealer Manager Fees	$—	$61
CNL Securities Corp.	Managing Dealer Agreement	Distribution and Shareholder Servicing Fees	$—	$282
CNL and KKR	Former Investment Advisory Agreement	Offering Costs	$—	$20
FS/KKR Advisor, CNL and KKR	Investment Advisory Agreement Former Investment Advisory Agreement	Base Management Fee(1)	$684	$890
FS/KKR Advisor, CNL and KKR	Investment Advisory Agreement Former Investment Advisory Agreement	Capital Gains Incentive Fee(2)	$—	$217
FS/KKR Advisor and CNL	Administrative Services Agreement Former Administrative Services Agreement	Administrative Services Expenses(3)	$92	$157
FS/KKR Advisor, CNL and KKR	Expense Support Agreement Former Expense Support Agreement	Expense Support(1)	$—	$(585)

(1)

During the three months ended March 31, 2019, $628 of base management fees were paid to the Advisor and $67 of expense support payments due from the Advisor were used to offset management fees payable. It is intended that of the $98 in expense support payments due from the Advisor as of March 31, 2019, all of such payments will be applied to offset the $684 of base management fees payable to the Advisor as of March 31, 2019.

(2)

During the three months ended March 31, 2019 and 2018, no capital gains incentive fees were paid to the Advisor and/or Former Advisors. As of March 31, 2019, no capital gains incentive fees were payable to the Advisor.

(3)

During the three months ended March 31, 2019, $16 of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by the Advisor, and the remainder related to other reimbursable expenses, including reimbursement of fees related to transactional expenses for prospective investments, such as fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broken deal costs were $3 and $3 for the three months ended March 31, 2019 and 2018, respectively. The Company paid $167 in administrative services expenses to the Advisor during the three months ended March 31, 2019.

Potential Conflicts of Interest

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, or together with the Company, the Fund Complex, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit Advisors (US) LLC, or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s shareholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For additional information regarding potential conflicts of interest, see the Company’s annual report on Form 10-K for the year ended December 31, 2018.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated April 3, 2018, or the SEC Exemptive Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor. The SEC Exemptive Order extended the co-investment exemptive order previously granted by the SEC to the Company in June 2017.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared on its common stock during the three months ended March 31, 2019 and 2018:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2018
March 31, 2018	$0.14625	$1,868
Fiscal 2019
March 31, 2019	$0.14625	$1,796

The Company currently intends to declare and pay regular cash distributions on a quarterly basis. On May 1, 2019, the Company’s board of trustees declared a regular quarterly cash distribution of $0.14625 per share, which will be paid on or about July 15, 2019 to shareholders of record as of the close of business on June 30, 2019. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of trustees.

The Company has adopted a distribution reinvestment plan for its shareholders. As a result, if the Company makes a cash distribution, its shareholders who have elected to participate in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company’s common stock.

The Company may fund its cash distributions to shareholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s shareholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

The Company estimates that none of the distributions declared during the three months ended March 31, 2019 would be classified as a tax basis return of capital. None of the distributions declared during the year ended December 31, 2018 were classified as a tax basis return of capital. As of March 31, 2019 and December 31, 2018, the Company had undistributed net investment income of $483 and $294, respectively.

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The total and the sources of declared distributions on a GAAP basis for the three months ended March 31, 2019 and 2018 are presented in the table below:

	Three Months Ended March 31,
	2019			2018
	Per Share	Amount	Allocation	Per Share	Amount	Allocation
Net investment income	$0.15	$1,796	100.0%	$0.09	$1,191	63.8%
Net realized gains	—	—	—	0.02	159	8.5%
Distributions in excess of net investment income	—	—	—	0.04	518	27.7%

Total declared distributions	$0.15	$1,796	100.0%	$0.15	$1,868	100.0%

Net investment income includes Expense Support Payments of $585 which supported distributions during the three months ended March 31, 2018. Sources of distributions, other than net investment income and realized gains on a GAAP basis, include (i) the ordinary income component of prior year tax basis undistributed earnings and (ii) required adjustments to GAAP net investment income and realized gains in the current period to determine taxable income available for distributions.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2019 and December 31, 2018:

	March 31, 2019 (Unaudited)			December 31, 2018
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$101,980	$97,762	54.6%	$97,236	$93,777	53.6%
Senior Secured Loans—Second Lien	36,519	35,731	19.9%	35,686	34,277	19.6%
Other Senior Secured Debt	8,833	8,487	4.7%	10,195	9,485	5.4%
Subordinated Debt	27,779	26,537	14.8%	29,274	26,840	15.3%
Asset Based Finance	6,033	6,299	3.5%	6,852	6,729	3.8%
Equity/Other	4,254	4,414	2.5%	4,122	4,058	2.3%

Total	$185,398	$179,230	100.0%	$183,365	$175,166	100.0%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities. As of March 31, 2019 and December 31, 2018, the Company did not hold investments in any portfolio companies of which it is deemed to “control” or be an “affiliated person.”

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of March 31, 2019, the Company had unfunded debt investments with aggregate unfunded commitments of $2,753 and unfunded equity commitments of $7,920. As of December 31, 2018, the Company had unfunded debt investments with aggregate unfunded commitments of $1,804 and unfunded equity commitments of $9,531. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. See Note 10 for additional details regarding the Company’s unfunded debt and equity investments.

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2019 and December 31, 2018:

	March 31, 2019 (Unaudited)		December 31, 2018
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$1,625	0.9%	$1,502	0.9%
Capital Goods	19,322	10.8%	23,439	13.4%
Commercial & Professional Services	13,663	7.6%	14,372	8.2%
Consumer Durables & Apparel	3,911	2.2%	3,895	2.2%
Consumer Services	11,270	6.3%	9,718	5.5%
Diversified Financials	1,789	1.0%	1,748	1.0%
Energy	1,537	0.9%	1,552	0.9%
Food & Staples Retailing	9,249	5.2%	4,605	2.6%
Food, Beverage & Tobacco	1,719	1.0%	1,728	1.0%
Health Care Equipment & Services	15,761	8.8%	12,098	6.9%
Insurance	2,520	1.4%	4,933	2.8%
Materials	17,275	9.6%	17,977	10.3%
Pharmaceuticals, Biotechnology & Life Sciences	1,498	0.8%	1,451	0.8%
Retailing	20,001	11.1%	19,082	10.9%
Semiconductors & Semiconductor Equipment	3,370	1.9%	3,346	1.9%
Software & Services	35,124	19.6%	34,907	19.9%
Technology Hardware & Equipment	7,595	4.2%	6,934	4.0%
Telecommunication Services	468	0.3%	449	0.3%
Transportation	11,533	6.4%	11,430	6.5%

Total	$179,230	100.0%	$175,166	100.0%

Note 7. Financial Instruments

The following is a summary of the fair value and location of the Company’s derivative instruments in the balance sheets held as of March 31, 2019 and December 31, 2018:

		Fair Value
Derivative Instrument	Statement Location	March 31, 2019 (Unaudited)	December 31, 2018
Foreign currency forward contracts	Unrealized appreciation on foreign currency forward contracts	$376	$457

Total		$376	$457

Net realized and unrealized gains and losses on derivative instruments recorded by the Company for the three months ended March 31, 2019 and 2018 are in the following locations in the unaudited statements of operations:

		Net Realized Gains (Losses)
		Three Months Ended March 31,
Derivative Instrument	Statement Location	2019	2018
Foreign currency forward contracts	Net realized gain (loss) on foreign currency forward contracts	$—	$(1)

Total		$—	$(1)

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

		Net Unrealized Gains (Losses)
		Three Months Ended March 31,
Derivative Instrument	Statement Location	2019	2018
Foreign currency forward contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$(81)	$90

Total		$(81)	$90

Foreign Currency Forward Contracts

The Company may enter into foreign currency forward contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies and to economically hedge the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract forward exchange rate and the forward market exchange rate on the last day of the period presented as unrealized appreciation or depreciation. Realized gains or losses are recognized when forward contracts are settled. Risks arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit counterparty risk by only dealing with well-known counterparties.

The Company was a party to two foreign currency forward contracts during the period which related to economic hedging of the Company’s foreign currency denominated debt investments. As of March 31, 2019 and December 31, 2018, the Company’s open foreign currency forward contracts were as follows:

Foreign Currency	Settlement Date	Counterparty	Notional Amount and Transaction		US $Value at Settlement Date	US $Value at March 31, 2019	Unrealized Appreciation
CAD	October 10, 2019	JP Morgan Chase Bank	C$	5,690 Sold	$4,642	$4,276	$366
EUR	July 17, 2023	JP Morgan Chase Bank		€107 Sold	144	134	10

Total					$4,786	$4,410	$376

Foreign Currency	Settlement Date	Counterparty	Notional Amount and Transaction		US $Value at Settlement Date	US $Value at December 31, 2018	Unrealized Appreciation
CAD	October 10, 2019	JP Morgan Chase Bank	C$	5,690 Sold	$4,642	$4,191	$451
EUR	July 17, 2023	JP Morgan Chase Bank		€107 Sold	144	138	6

Total					$4,786	$4,329	$457

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

As of March 31, 2019 and December 31, 2018, the combined contractual notional balance of the Company’s foreign currency forward contracts totaled $4,410 and $4,329, respectively, all of which related to hedging of the Company’s foreign currency denominated debt investments. The table below displays the Company’s foreign currency denominated debt investments and foreign currency forward contracts, summarized by foreign currency type as of March 31, 2019 and December 31, 2018:

	Debt Investments Denominated in Foreign Currencies As of March 31, 2019				Hedges As of March 31, 2019
Foreign Currency	Par Value in Local Currency		Par Value in U.S. Dollars	Fair Value	Net Foreign Currency Hedge Amount in Local Currency		Net Foreign Currency Hedge Amount in U.S. Dollars
Canadian Dollars	C$	6,487	$4,865	$4,895	C$	5,690	$4,276
Euros	€	3,380	3,786	3,739	€	107	134
British Pound Sterling	£	420	546	548	£	—	—

Total			$9,197	$9,182			$4,410

	Debt Investments Denominated in Foreign Currencies As of December 31, 2018				Hedges As of December 31, 2018
Foreign Currency	Par Value in Local Currency		Par Value in U.S. Dollars	Fair Value	Net Foreign Currency Hedge Amount in Local Currency		Net Foreign Currency Hedge Amount in U.S. Dollars
Canadian Dollars	C$	5,149	$3,759	$3,811	C$	5,690	$4,191
Euros	€	3,289	3,782	3,718	€	107	138
British Pound Sterling	£	378	484	485	£	—	—

Total			$8,025	$8,014			$4,329

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of March 31, 2019 and December 31, 2018, the Company’s investments were categorized as follows in the fair value hierarchy:

	March 31, 2019 (Unaudited)
Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$39,035	$58,727	$97,762
Senior Secured Loans—Second Lien	—	21,545	14,186	35,731
Other Senior Secured Debt	—	8,487	—	8,487
Subordinated Debt	—	25,265	1,272	26,537
Asset Based Finance	—	—	6,299	6,299
Equity/Other	1,445	—	2,969	4,414

Total Investments	$1,445	$94,332	$83,453	$179,230

	December 31, 2018
Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$44,151	$49,626	$93,777
Senior Secured Loans—Second Lien	—	21,397	12,880	34,277
Other Senior Secured Debt	—	9,485	—	9,485
Subordinated Debt	—	26,840	—	26,840
Asset Based Finance	—	—	6,729	6,729
Equity/Other	1,240	—	2,818	4,058

Total Investments	$1,240	$101,873	$72,053	$175,166

In addition, the Company had foreign currency forward contracts, as described in Note 7, which were categorized as Level 2 in the fair value hierarchy as of March 31, 2019 and December 31, 2018.

The Company’s investments consist primarily of debt investments that were acquired directly from the issuer. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated repayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Company’s board of trustees determines that the cost of such investment is the best indication of its fair value. Such investments described above are typically classified as Level 3 within the fair value hierarchy. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, the Company typically values its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services and are typically classified as Level 2 within the fair value hierarchy.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers and independent valuation firms as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. The audit committee for valuation of the Company’s board of trustees, or the audit committee, and the board of trustees reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following tables provide reconciliations for the three months ended March 31, 2019 and 2018 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Three Months Ended March 31, 2019
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Subordinated Debt	Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$49,626	$12,880	$—	$6,729	$2,818	$72,053
Purchases	9,848	2,491	1,258	277	132	14,006
Paid-in-kind interest	54	18	—	—	—	72
Net realized gain (loss)	(12)	2	—	(171)	—	(181)
Net change in unrealized appreciation (depreciation)	(220)	83	14	389	19	285
Sales and repayments	(586)	(1,295)	—	(925)	—	(2,806)
Net discount accretion	17	7	—	—	—	24
Net transfers in or out of Level 3	—	—	—	—	—	—

Fair value at end of period	$58,727	$14,186	$1,272	$6,299	$2,969	$83,453

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(220)	$93	$14	$269	$19	$175

	For the Three Months Ended March 31, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$27,060	$4,964	$2,682	$2,814	$37,520
Purchases	9,080	—	1,224	—	10,304
Net realized gain (loss)	3	—	—	—	3
Net change in unrealized appreciation (depreciation)	137	100	71	(7)	301
Sales and repayments	(235)	—	—	—	(235)
Net discount accretion	24	2	—	—	26
Net transfers in or out of Level 3	—	—	—	—	—

Fair value at end of period	$36,069	$5,066	$3,977	$2,807	$47,919

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$140	$100	$71	$(7)	$304

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of March 31, 2019 and December 31, 2018 were as follows:

Type of Investment	Fair Value at March 31, 2019(1) (Unaudited)	Valuation Technique(2)	Unobservable Input	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input(4)
Senior Debt	$68,948	Discounted Cash Flow	Discount Rate	7.46% - 15.07% (10.58%)	Decrease
	3,965	Cost	Cost	N/A	N/A
Subordinated Debt	1,272	Discounted Cash Flow	Discount Rate	11.58% - 11.58% (11.58%)	Decrease
Asset Based Finance	121	Net Asset Value	Price to Book Value	1.00x - 1.00x (1.00x)	Increase
	6,178	Cost	Cost	N/A	N/A
Equity/Other	94	Waterfall	EBITDA Multiple	9.24x - 9.24x (9.24x)	Increase
	2,695	Discounted Cash Flow	Discount Rate	14.48% - 14.48% (14.48%)	Decrease
	180	Cost	Cost	N/A	N/A

Total	$83,453

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2018(1)	Valuation Technique(2)	Unobservable Input	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input(4)
Senior Debt	$56,933	Discounted Cash Flow	Discount Rate	7.68% - 15.55% (10.90%)	Decrease
	5,573	Cost	Cost	N/A	N/A
Asset Based Finance	975	Discounted Cash Flow	Discount Rate	10.96% (10.96%)	Decrease
	5,754	Cost	Cost	N/A	N/A
Equity/Other	2,682	Discounted Cash Flow	Discount Rate	15.59% (15.59%)	Decrease
	92	Market Comparables	Illiquidity Discount	10.00% (10.00%)	Decrease
	44	Cost	Cost	N/A	N/A

Total	$72,053

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(2)

For the assets and investments that have more than one valuation technique, the Company may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0 - 100%. Indicative dealer quotes obtained for valuation purposes are reviewed by the Company relative to other valuation techniques.

(3)	Weighted average amounts are based on the estimated fair values.

(4)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

Note 9. Financing Arrangements

On July 14, 2017, the Company entered into a senior secured revolving credit agreement, or the Credit Agreement. The Credit Agreement provides for a revolving credit facility, or the Revolving Credit Facility, consisting of loans to be made in dollars and other foreign currencies in an initial aggregate principal amount of $70,000. Availability under the Revolving Credit Facility will terminate on July 14, 2019, and the outstanding loans under the Revolving Credit Facility will mature on July 14, 2020. On June 11, 2018, the Company entered into an incremental commitment agreement with ING Capital LLC to increase the total borrowing capacity under the Revolving Credit Facility to $82,000.

Under the Revolving Credit Facility, the Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities. The Company was in compliance with all covenants required by the Revolving Credit Facility as of March 31, 2019 and December 31, 2018.

As of March 31, 2019 and December 31, 2018, the principal amount outstanding on the Revolving Credit Facility was approximately $75,636 and $73,933, respectively. Of the $75,636 principal outstanding as of March 31, 2019, approximately $748, $3,691 and $547 were denominated in Canadian dollars, Euros and British pound sterling, respectively. Of the $73,933 principal outstanding as of December 31, 2018, approximately $73, $3,770 and $440 were denominated in Canadian dollars, Euros and British pound sterling, respectively.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility for the three months ended March 31, 2019 and 2018 were as follows:

	Three Months Ended March 31,
	2019	2018
Interest expense	$1,028	$593
Unused commitment fees	3	20
Amortization of deferred financing costs	27	25

Total interest expense	$1,058	$638

Weighted average interest rate(1)	5.2%	4.5%
Average borrowings	$79,885	$54,099

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

(1)

Weighted average interest rate for the three months ended March 31, 2019 includes the effect of unused commitment fees. Weighted average interest rate for the three months ended March 31, 2018 does not include the effect of unused commitment fees.

The weighted average effective interest rate and weighted average remaining years to maturity of the Company’s outstanding borrowings as of March 31, 2019 were approximately 5.2% and 1.3 years, respectively. As of March 31, 2019, the asset coverage per unit was 2.42. Asset coverage per unit is the ratio of the carrying value of the Company’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 10. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

As of March 31, 2019, the Company had a contingent obligation to reimburse the Advisor for expense support payments of $165. On April 30, 2018, the Former Advisors agreed to permanently waive the Company’s obligation to reimburse the Former Advisors approximately $5,400 in expense support payments not previously reimbursed under the Former Expense Support Agreement and approximately $5,000 of organization and offering expenses that they had incurred on the Company’s behalf. As such, as of March 31, 2019, the Company had no contingent obligations to reimburse its Former Advisors for expense support and organization and offering expenses. See Note 4 for further detail of the agreements with the Advisor and the Former Advisors.

Unfunded commitments to provide funds to portfolio companies are not recorded in the Company’s balance sheets. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company has sufficient liquidity to fund these commitments.

As of March 31, 2019, the Company’s unfunded commitments consisted of the following:

Category / Company(1)	Commitment Amount
Senior Secured Loans—First Lien
Apex Group Limited	$87
Apex Group Limited	225
Conservice LLC	228
Eagle Family Foods Inc	158
Frontline Technologies Group LLC	691
ID Verde	319
Lipari Foods LLC	973
SMART Global Holdings Inc	72

Total unfunded loans	$2,753

Unfunded equity commitments	$7,920

(1)	May be commitments to one or more entities affiliated with the named company.

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

As of March 31, 2019, the Company’s unfunded debt commitments have a fair value representing unrealized appreciation (depreciation) of $(58). The Company funds its equity investments as it receives funding notices from the portfolio companies. As of March 31, 2019, the Company’s unfunded equity commitments have a fair value of zero.

Note 11. Financial Highlights

The following is a schedule of financial highlights of the Company for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
Per Share Data:(1)
Net asset value, beginning of period	$8.55	$9.20
Results of operations(2)
Net investment income, before expense support	0.16	0.05
Expense support	—	0.04

Net investment income	0.16	0.09
Net realized gain (loss) and unrealized appreciation (depreciation)	0.15	0.10

Net increase (decrease) in net assets resulting from operations	0.31	0.19

Shareholder distributions(3)
Distributions from net investment income	(0.15)	(0.09)
Distributions from net realized gains	—	(0.02)
Distributions in excess of net investment income(4)	—	(0.04)

Net decrease in net assets resulting from shareholder distributions	(0.15)	(0.15)

Issuance of common stock(5)	0.00	0.00
Repurchases of common stock(6)	(0.01)	0.00

Net increase (decrease) in net assets resulting from capital share transactions	(0.01)	0.00

Net asset value, end of period	$8.70	$9.24

Total return based on net asset value(7)	3.46%	2.02%

Ratio/Supplemental Data:
Net assets, end of period	$107,214	$118,238
Average net assets(8)	$107,281	$118,135
Average borrowings(8)	$79,885	$54,099
Shares outstanding, end of period	12,320,120	12,801,094
Weighted average shares outstanding	12,275,292	12,776,314
Ratios to average net assets:(8)
Total operating expenses before expense support	2.22%	2.41%
Total operating expenses after expense support	2.22%	1.91%
Net investment income	1.85%	1.01%
Portfolio turnover rate	7%	17%

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)

The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period; distributions per share are rounded to the nearest $0.01.

(4)	See Note 5 for further information on the source of distributions from other than net investment income and realized gains.

(5)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the DRP. The issuance of common stock at a price, net of selling commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share. The per share impact of the Company’s DRP is an increase to the net asset value of less than $0.01 per share during the three months ended March 31, 2019 and 2018.

Corporate Capital Trust II

Notes to Unaudited Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(6)	The per share impact of the Company’s repurchases of common stock reflects a change in net asset value of less than $0.01 per share during the three months ended March 31, 2018.

(7)

The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the period and dividing the total by the net asset value per share at the beginning of the period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to shareholders.

(8)	The computation of average net assets and average borrowings during the period is based on the daily value of net assets and borrowing balances, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Corporate Capital Trust II

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Corporate Capital Trust II (the “Company”), including the schedules of investments, as of December 31, 2018 and 2017, the related statements of operations, cash flows, and changes in net assets for each of the three years in the period then ended, the financial highlights for the years ended December 31, 2018 and 2017, and the period from March 1, 2016 (commencement of operations) to December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations, changes in net assets, and cash flows for each of the three years in the period then ended, and the financial highlights for the years ended December 31, 2018 and 2017, and the period from March 1, 2016 (commencement of operations) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2018 and 2017, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

San Francisco, CA

March 21, 2019

We have served as the Company’s auditor since 2014.

Corporate Capital Trust II

Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	December 31,
	2018	2017
Assets
Investments, at fair value:
Non-controlled, non-affiliated investments (amortized cost—$183,365 and $162,976, respectively)	$175,166	$163,911
Cash	3,618	7,392
Foreign currency, at fair value (cost—$866 and $95, respectively)	861	97
Income receivable	1,734	1,551
Receivable for investments sold	1,716	1,340
Principal receivable	88	36
Unrealized appreciation on foreign currency forward contracts	457	96
Deferred financing costs	153	260
Prepaid expenses and other assets	30	396

Total assets	$183,823	$175,079

Liabilities
Revolving credit facility	$73,933	$53,000
Payable for investments purchased	793	4,220
Shareholder distributions payable	281	—
Accrued performance-based incentive fees	—	279
Accrued trustees’ fees	—	5
Interest payable	182	256
Accrued distribution and shareholder servicing fees	—	95
Accrued professional services	262	217
Payable to Advisors	645	287
Other accrued expenses and liabilities	557	249

Total liabilities	76,653	58,608

Net assets	$107,170	$116,471

Commitments and contingencies (Note 11)
Components of Net Assets
Preferred stock, $0.001 par value, 100,000,000 shares authorized, none issued and outstanding	$—	$—
Common stock, $0.001 par value, 1,000,000,000 shares authorized, 12,539,720 and 12,656,616 shares issued and outstanding, respectively	13	13
Capital in excess of par value	114,130	115,686
Retained earnings (accumulated deficit)	(6,973)	772

Net assets	$107,170	$116,471

Net asset value per share of common stock at year end	$8.55	$9.20

See notes to unaudited consolidated financial statements.

Corporate Capital Trust II

Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2018	2017	2016
Investment income
Interest income	$15,457	$8,335	$1,321
Fee income	537	535	6
Dividend and other income	66	—	—

Total investment income	16,060	8,870	1,327

Operating expenses
Investment advisory fees	2,990	2,346	512
Professional services	890	717	758
Administrative services	1,045	1,056	405
Custodian and accounting fees	338	330	169
Interest expense	3,367	877	—
Trustee fees and expenses	274	205	159
Insurance	108	164	105
Performance-based incentive fees	(279)	112	167
Distribution and shareholder servicing fees	376	964	251
Offering expenses	20	208	—
Organization expenses	—	205	—
Other	283	239	82

Total operating expenses	9,412	7,423	2,608
Expense support	(746)	(2,644)	(2,196)

Net operating expenses	8,666	4,779	412

Net investment income before taxes	7,394	4,091	915
Excise taxes	100	17	6

Net investment income	7,294	4,074	909

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	423	257	98
Foreign currency forward contracts	(1)	—	—
Foreign currency transactions	(42)	6	3

Net realized gain (loss)	380	263	101

Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	(9,134)	197	737
Foreign currency forward contracts	361	96	—
Foreign currency translation	267	7	(5)

Net change in unrealized appreciation (depreciation)	(8,506)	300	732

Total net realized and unrealized gain (loss)	(8,126)	563	833

Net increase (decrease) in net assets resulting from operations	$(832)	$4,637	$1,742

Net investment income per share	$0.58	$0.41	$0.35

Diluted and basic earnings (losses) per share	$(0.07)	$0.46	$0.66

Weighted average number of shares of common stock outstanding (basic and diluted)	12,672,584	9,988,419	2,623,246

Distributions declared per share	$0.59	$0.59	$0.48

See notes to unaudited consolidated financial statements.

Corporate Capital Trust II

Statements of Changes in Net Assets

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2018	2017	2016
Operations
Net investment income	$7,294	$4,074	$909
Net realized gain on investments, foreign currency forward contracts and foreign currency transactions	380	263	101
Net change in unrealized appreciation (depreciation) on investments, foreign currency forward contracts and foreign currency translation	(8,506)	300	732

Net increase (decrease) in net assets resulting from operations	(832)	4,637	1,742

Shareholder distributions
Distributions to shareholders(1)	(7,408)	(5,806)	(1,247)

Net decrease in net assets resulting from shareholder distributions	(7,408)	(5,806)	(1,247)

Capital share transactions
Issuance of shares of common stock	1,270	59,641	53,934
Reinvestment of shareholder distributions	3,601	2,982	386
Repurchase of shares of common stock	(5,932)	—	—

Net increase (decrease) in net assets resulting from capital share transactions	(1,061)	62,623	54,320

Total increase (decrease) in net assets	(9,301)	61,454	54,815
Net assets at beginning of year	116,471	55,017	202

Net assets at end of year	$107,170	$116,471	$55,017

Capital share activity
Shares issued from subscriptions	136,070	6,392,874	5,879,947
Shares issued from reinvestment of distributions	392,783	319,538	41,812
Shares repurchased	(645,749)	—	—

Net increase (decrease) in shares outstanding	(116,896)	6,712,412	5,921,759

(1)	None of the distributions declared during the years ended December 31, 2018, 2017 and 2016 were classified as a tax basis return of capital.

See notes to unaudited consolidated financial statements.

Corporate Capital Trust II

Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2018	2017	2016
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(832)	$4,637	$1,742
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(97,488)	(173,988)	(63,509)
Paid-in-kind interest	(100)	—	—
Proceeds from sales of investments	54,469	49,624	6,210
Proceeds from principal payments	24,280	17,924	2,247
Net realized (gain) loss on investments	(423)	(257)	(98)
Net change in unrealized (appreciation) depreciation on investments	9,134	(198)	(737)
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts	(361)	(96)	—
Net change in unrealized (appreciation) depreciation on foreign currency translation	7	(7)	5
(Gain) loss on borrowings in foreign currency	(274)	—	—
Amortization of premium/discount, net	(1,127)	(824)	(306)
Amortization of deferred financing costs	107	48	—
(Increase) decrease in receivable for investments sold	(376)	1,222	(2,567)
(Increase) decrease in principal receivable	(52)	(11)	(25)
(Increase) decrease in income receivable	(183)	(1,219)	(332)
(Increase) decrease in prepaid expenses and other assets	366	(340)	(55)
Increase (decrease) in payable for investments purchased	(3,427)	(3,028)	7,248
Increase (decrease) in accrued performance-based incentive fees	(279)	112	167
Increase (decrease) in payable to Advisors	358	525	(237)
Increase (decrease) in accrued distribution and shareholder servicing fees	(95)	41	55
Increase (decrease) in interest payable	(74)	—	—
Increase (decrease) in accrued trustees’ fees	(5)	4	1
Increase (decrease) in accrued professional services	45	30	186
Increase (decrease) in other accrued expenses and liabilities	308	183	322

Net cash provided by (used in) operating activities	(16,022)	(105,618)	(49,683)

Cash flows from financing activities
Proceeds from issuance of shares of common stock	1,270	59,641	53,933
Payments on repurchases of shares of common stock	(5,932)	—	—
Borrowings under revolving credit facility	60,898	53,000	—
Repayments of revolving credit facility	(39,691)	—	—
Distributions paid	(3,526)	(3,076)	(609)
Deferred financing costs paid	—	(308)	—

Net cash provided by (used in) financing activities	13,019	109,257	53,324

Effect of exchange rate changes on cash	(7)	7	—

Total increase (decrease) in cash	(3,010)	3,646	3,641
Cash and foreign currency at beginning of year	7,489	3,843	202

Cash and foreign currency at end of year	$4,479	$7,489	$3,843

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid for interest	$3,334	$573	$—

Distributions reinvested	$3,601	$2,982	$386

Distributions payable	$281	$—	$252

Excise taxes paid	$27	$6	$—

See notes to unaudited consolidated financial statements.

Corporate Capital Trust II

Schedule of Investments

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	Principal Amount(c)	Cost(d)	Fair Value
Senior Secured Loans—First Lien—87.5%
Accuride Corp	(n)	Capital Goods	L+525	1.0%	11/17/23	$413	$408	$396
Acosta Holdco Inc	(l)	Commercial & Professional Services	L+325	1.0%	9/26/21	5,175	4,704	3,179
Advantage Sales & Marketing Inc	(l)	Commercial & Professional Services	L+325	1.0%	7/23/21	2,813	2,710	2,499
American Tire Distributors Inc	(j)(l)	Automobiles & Components	L+650, 1.0% PIK (1.0% Max PIK)	1.0%	9/1/23	244	244	228
American Tire Distributors Inc	(l)	Automobiles & Components	L+750	1.0%	8/30/24	1,548	1,376	1,274
Ammeraal Beltech Holding BV (NLD)	(g)(h)(o)	Capital Goods	E+375		7/30/25	€1,000	1,176	1,140
Apex Group Limited (GBR)	(f)(g)(h)(n)(q)	Diversified Financials	L+650		6/15/23	$89	86	76
Apex Group Limited (GBR)	(f)(g)(h)(n)	Diversified Financials	L+650	1.0%	6/15/25	600	589	577
Apex Group Limited (GBR)	(f)(g)(h)(n)(q)	Diversified Financials	L+650	1.0%	6/15/25	290	284	278
Apex Group Limited (GBR)	(f)(g)(h)(n)	Diversified Financials	L+650	1.0%	6/15/25	97	95	93
Apex Group Limited (GBR)	(f)(g)(h)(n)(q)	Diversified Financials	L+650	1.0%	6/15/25	145	143	139
Belk Inc	(n)	Retailing	L+475	1.0%	12/12/22	4,885	4,460	3,964
Berner Food & Beverage LLC	(f)(n)	Food & Staples Retailing	L+675	1.0%	2/2/23	4,372	4,338	4,225
Bugaboo International BV (NLD)	(f)(g)(h)(j)(o)	Consumer Durables & Apparel	E+700, 7.8% PIK (7.8% Max PIK)		3/20/25	€1,215	1,447	1,372
Caprock Midstream LLC	(m)	Energy	L+475		11/3/25	$615	612	573
Constellis Holdings LLC / Constellis Finance Corp	(f)(n)	Capital Goods	L+575	1.0%	4/1/22	1,825	1,798	1,798
Diamond Resorts International Inc	(l)	Consumer Services	L+375	1.0%	9/2/23	1,011	959	945
Distribution International Inc	(n)	Retailing	L+500	1.0%	12/15/21	7,482	6,698	6,659
Eacom Timber Corp (CAN)	(f)(g)(h)(n)	Materials	L+650	1.0%	11/30/23	2,782	2,758	2,773
Eagle Family Foods Inc	(f)(l)(q)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	159	158	136
Eagle Family Foods Inc	(f)(l)	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	1,056	1,045	1,039
Foresight Energy LLC	(g)(n)	Materials	L+575	1.0%	3/28/22	1,557	1,487	1,533
Frontline Technologies Group LLC	(f)(l)(q)	Software & Services	L+650	1.0%	9/18/23	889	879	891
Frontline Technologies Group LLC	(f)(l)	Software & Services	L+650	1.0%	9/18/23	4,479	4,423	4,486
ID Verde (FRA)	(f)(g)(h)(o)	Commercial & Professional Services	E+700		3/29/24	€138	124	135
ID Verde (FRA)	(f)(g)(h)(o)(q)	Commercial & Professional Services	E+700		3/29/24	€92	158	153
ID Verde (FRA)	(f)(g)(h)(o)	Commercial & Professional Services	E+700		3/29/25	€936	1,120	1,076
ID Verde (FRA)	(f)(g)(h)(o)	Commercial & Professional Services	E+725		3/29/25	£378	514	485
Integro Ltd/United States	(f)(n)	Insurance	L+575		10/30/22	$1,191	1,186	1,191
Jo-Ann Stores Inc	(n)	Retailing	L+500	1.0%	10/20/23	3,395	3,371	3,247
Jostens Inc	(e)(n)	Consumer Services	L+550		12/19/25	612	594	597
MedAssets Inc	(l)	Health Care Equipment & Services	L+450	1.0%	10/20/22	71	71	68
Misys Ltd	(e)(g)(n)	Software & Services	L+350	1.0%	6/13/24	207	192	193
Monitronics International Inc	(g)(n)	Commercial & Professional Services	L+550	1.0%	9/30/22	2,007	1,975	1,800
NCI Inc	(f)(l)	Software & Services	L+750	1.0%	8/15/24	4,276	4,233	4,240
Onvoy LLC	(n)	Telecommunication Services	L+450	1.0%	2/10/24	155	139	140
Patriot Well Solutions LLC	(f)(l)	Energy	L+875	1.0%	5/1/21	325	322	321
Patriot Well Solutions LLC	(f)(n)	Energy	L+875	1.0%	5/1/21	667	658	658

See notes to financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	Principal Amount(c)		Cost(d)	Fair Value
Qdoba Restaurant Corp	(l)	Consumer Services	L+700	1.0%	3/21/25		$1,985	$1,948	$1,975
Quorum Health Corp	(l)	Health Care Equipment & Services	L+675	1.0%	4/29/22		4,501	4,490	4,476
Reliant Rehab Hospital Cincinnati LLC	(f)(l)	Health Care Equipment & Services	L+675	1.0%	8/30/24		2,122	2,102	2,116
Revere Superior Holdings, Inc	(f)(n)	Software & Services	L+675	1.0%	11/21/22		4,697	4,657	4,711
Revere Superior Holdings, Inc	(f)(n)	Software & Services	L+675	1.0%	11/21/22		352	346	308
Revere Superior Holdings, Inc	(f)(n)	Software & Services	L+675	1.0%	11/21/22		1,243	1,233	1,240
Savers Inc	(n)	Retailing	L+375	1.3%	7/9/19		1,062	1,030	1,017
Sequa Corp	(n)	Materials	L+500	1.0%	11/28/21		1,530	1,539	1,467
SIRVA Worldwide Inc	(n)	Commercial & Professional Services	L+550		8/2/25		464	457	456
SMART Global Holdings Inc	(f)(g)(n)(q)	Semiconductors & Semiconductor Equipment	L+400		8/9/22		96	96	89
SMART Global Holdings Inc	(f)(g)(n)	Semiconductors & Semiconductor Equipment	L+625	1.0%	8/9/22		3,319	3,277	3,353
Staples Canada (CAN)	(f)(g)(h)(n)	Retailing	L+700	1.0%	9/12/24	C$	5,149	4,166	3,811
Sutherland Global Services Inc	(g)(n)	Software & Services	L+538	1.0%	4/23/21		$1,794	1,754	1,694
Sutherland Global Services Inc	(g)(n)	Software & Services	L+538	1.0%	4/23/21		418	409	394
Tangoe LLC	(f)(l)	Software & Services	L+650	1.0%	11/28/25		2,007	1,987	1,987
Team Health Inc	(l)	Health Care Equipment & Services	L+275	1.0%	2/6/24		967	939	869
Utility One Source LP	(l)	Capital Goods	L+550	1.0%	4/18/23		3,272	3,257	3,272
Virgin Pulse Inc	(f)(n)	Software & Services	L+650	1.0%	5/22/25		3,081	3,059	2,986
Wheels Up Partners LLC	(f)(n)	Transportation	L+855	1.0%	1/26/21		724	724	724
Wheels Up Partners LLC	(f)(n)	Transportation	L+855	1.0%	8/26/21		372	372	371
Wheels Up Partners LLC	(f)(n)	Transportation	L+710	1.0%	6/30/24		1,220	1,220	1,225
Wheels Up Partners LLC	(f)(n)	Transportation	L+710	1.0%	12/21/24		809	801	812
Wheels Up Partners LLC	(f)(n)	Transportation	L+710	1.0%	11/1/24		502	502	504
Wheels Up Partners LLC	(f)(n)	Transportation	L+710	1.0%	12/21/24		790	790	793
Wheels Up Partners LLC	(f)(n)	Transportation	L+710	1.0%	12/21/24		257	255	258
WireCo WorldGroup Inc	(e)(l)	Capital Goods	L+500	1.0%	9/29/23		97	96	96

Total Senior Secured Loans—First Lien								99,040	95,581
Unfunded Loan Commitments								(1,804)	(1,804)

Net Senior Secured Loans—First Lien								97,236	93,777

Senior Secured Loans—Second Lien—32.0%
Access CIG LLC	(n)	Software & Services	L+775		2/27/26		211	209	209
Advantage Sales & Marketing Inc	(l)	Commercial & Professional Services	L+650	1.0%	7/25/22		542	483	429
Albany Molecular Research Inc	(l)	Pharmaceuticals, Biotechnology & Life Sciences	L+700	1.0%	8/28/25		913	909	906
Ammeraal Beltech Holding BV (NLD)	(f)(g)(h)(n)	Capital Goods	L+800		7/27/26		2,018	1,979	1,974
Applied Systems Inc	(l)	Software & Services	L+700	1.0%	9/19/25		2,624	2,624	2,581
CommerceHub Inc	(f)(l)	Software & Services	L+775		5/21/26		3,222	3,133	3,016
CTI Foods Holding Co LLC	(n)(p)(r)	Food, Beverage & Tobacco	L+725	1.0%	6/28/21		222	211	24
Direct ChassisLink Inc	(n)	Transportation	L+600		6/15/23		587	584	566
EaglePicher Technologies LLC	(l)	Capital Goods	L+725		3/8/26		450	447	441

See notes to financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	Principal Amount(c)	Cost(d)	Fair Value
Excelitas Technologies Corp	(l)	Technology Hardware & Equipment	L+750	1.0%	12/1/25	$811	$804	$777
Grocery Outlet Inc	(n)	Food & Staples Retailing	L+725		10/22/26	382	378	380
Higginbotham Insurance Agency Inc	(f)(l)	Insurance	L+725	1.0%	12/19/25	1,304	1,293	1,303
Integro Ltd/United States	(f)(n)	Insurance	L+925		10/30/23	222	220	222
Invictus	(m)	Materials	L+675		3/30/26	451	452	451
iParadigms Holdings LLC	(n)	Software & Services	L+725	1.0%	7/29/22	183	180	182
Jo-Ann Stores Inc	(n)	Retailing	L+925	1.0%	5/21/24	396	391	384
LBM Borrower LLC	(n)	Capital Goods	L+925	1.0%	8/20/23	900	895	882
Misys Ltd	(e)(g)(n)	Software & Services	L+725	1.0%	6/13/25	1,918	1,911	1,777
New Arclin US Holding Corp	(g)(l)	Materials	L+875	1.0%	2/14/25	289	286	289
One Call Care Management Inc	(f)(j)(l)	Insurance	L+375, 6.0% PIK (6.0% Max PIK)		4/11/24	1,198	1,188	1,148
Paradigm Acquisition Corp	(n)	Health Care Equipment & Services	L+750		10/26/26	267	267	269
Polyconcept North America Inc	(f)(l)	Consumer Durables & Apparel	L+1000	1.0%	2/16/24	624	613	643
Press Ganey Holdings Inc	(l)	Health Care Equipment & Services	L+650	1.0%	10/21/24	1,066	1,080	1,061
Pure Fishing Inc	(f)(n)	Consumer Durables & Apparel	L+838	1.0%	12/31/26	1,806	1,788	1,788
Rise Baking Company	(f)(l)	Food, Beverage & Tobacco	L+800	1.0%	8/9/26	694	687	687
Sequa Corp	(n)	Materials	L+900	1.0%	4/28/22	4,024	4,061	3,823
SIRVA Worldwide Inc	(n)	Commercial & Professional Services	L+950		8/2/26	417	386	369
SMG/PA	(l)	Consumer Services	L+700		1/23/26	230	231	227
Sparta Systems Inc	(f)(l)	Software & Services	L+825	1.0%	7/27/25	2,438	2,405	2,099
Transplace	(l)	Transportation	L+875	1.0%	10/6/25	3,289	3,218	2,993
Vantage Specialty Chemicals Inc	(n)	Materials	L+825	1.0%	10/26/25	755	745	741
WireCo WorldGroup Inc	(l)	Capital Goods	L+900	1.0%	9/30/24	1,632	1,628	1,636

Total Senior Secured Loans—Second Lien							35,686	34,277

Other Senior Secured Debt—8.9%
Cleaver-Brooks Inc	(i)	Capital Goods	7.9%		3/1/23	625	625	611
Cornerstone Chemical Co	(i)	Materials	6.8%		8/15/24	2,682	2,686	2,362
Frontier Communications Corp	(g)(i)	Telecommunication Services	8.5%		4/1/26	353	353	309
Genesys Telecommunications Laboratories Inc	(i)	Technology Hardware & Equipment	10.0%		11/30/24	672	742	707
PAREXEL International Corp	(i)	Pharmaceuticals, Biotechnology & Life Sciences	6.4%		9/1/25	610	591	545
Pattonair Holdings Ltd	(g)(i)	Capital Goods	9.0%		11/1/22	1,057	1,071	1,068
Ply Gem Holdings Inc	(i)	Capital Goods	8.0%		4/15/26	1,666	1,634	1,533
Surgery Partners Holdings LLC	(i)	Health Care Equipment & Services	8.9%		4/15/21	18	18	18
Vivint Inc		Commercial & Professional Services	7.9%		12/1/22	1,752	1,731	1,660
Vivint Inc		Commercial & Professional Services	7.6%		9/1/23	821	744	672

Total Other Senior Secured Debt							10,195	9,485

Subordinated Debt—25.0%
Allegheny Technologies Inc	(g)	Materials	7.9%		8/15/23	850	829	871

See notes to financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	Principal Amount(c)	Cost(d)	Fair Value
CDK Global Inc	(g)	Software & Services	4.9%		6/1/27	$7	$7	$7
ClubCorp Club Operations Inc	(i)	Consumer Services	8.5%		9/15/25	5,260	5,169	4,734
Consolidated Energy Finance SA (LUX)	(g)(h)(i)	Materials	6.5%		5/15/26	201	201	192
Datatel Inc	(i)	Software & Services	9.0%		9/30/23	102	107	103
Hub International Ltd	(i)	Insurance	7.0%		5/1/26	1,180	1,179	1,069
Kenan Advantage Group Inc	(i)	Transportation	7.9%		7/31/23	3,262	3,371	3,140
LifePoint Hospitals Inc	(i)	Health Care Equipment & Services	9.8%		12/1/26	921	921	877
Quorum Health Corp		Health Care Equipment & Services	11.6%		4/15/23	268	269	255
Reynolds Group Holdings Inc		Materials	8.0%		12/15/25	849	929	838
Reynolds Group Holdings Inc		Materials	8.4%		4/15/27	2,653	2,940	2,637
SRS Distribution Inc	(i)	Capital Goods	8.3%		7/1/26	3,010	2,997	2,769
Surgery Partners Holdings LLC	(i)	Health Care Equipment & Services	6.8%		7/1/25	548	502	474
Team Health Inc	(i)	Health Care Equipment & Services	6.4%		2/1/25	1,943	1,710	1,586
Tenet Healthcare Corp	(g)	Health Care Equipment & Services	7.0%		8/1/25	31	31	29
Triumph Group Inc		Capital Goods	7.8%		8/15/25	217	217	192
Vertiv Group Corp	(i)	Technology Hardware & Equipment	9.3%		10/15/24	6,124	6,324	5,450
Vivint Inc		Commercial & Professional Services	8.8%		12/1/20	1,695	1,571	1,617

Total Subordinated Debt							29,274	26,840

Portfolio Company(a)(b)	Footnotes	Industry	Rate			No. of Shares	Cost(d)	Fair Value
Asset Based Finance—6.3%
Accelerator Investments Aggregator LP (NLD)	(f)(g)(h)(p)	Diversified Financials				107,825	126	123
KKR Zeno Aggregator LP (K2 Aviation) (IRE)	(f)(g)(h)	Capital Goods				5,630,570	5,631	5,631
Montgomery Credit Holdings LP	(f)(g)(p)	Diversified Financials				1,095,595	1,095	975

Total Asset Based Finance							6,852	6,729

Equity/Other—3.8%
Australis Maritime (MHL)	(f)(g)(h)	Transportation				43,819	44	44
Misys Ltd, Preferred Stock	(f)(g)(j)(n)	Software & Services	L+1025			2,842	2,788	2,682
Polyconcept North America Inc, Class A-1 Units	(f)	Consumer Durables & Apparel				624	62	92
VICI Properties Inc, Common Stock		Consumer Services				66,020	1,228	1,240

Total Equity/Other							4,122	4,058

TOTAL INVESTMENTS—163.5%	(k)						$183,365	175,166

OTHER ASSETS IN EXCESS OF LIABILITIES—(63.5%)								(67,996)

NET ASSETS—100.0%								$107,170

Derivative Instruments (Note 7)—0.4%
Foreign currency forward contracts								$457

See notes to financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (“1940 Act”), unless otherwise indicated. Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Represents amortized cost for debt securities and cost for equity investments translated to U.S. dollars.

(e)	Position or portion thereof unsettled as of December 31, 2018.

(f)	Investments classified as Level 3 whereby fair value was determined by the Company’s board of trustees (see Note 2).

(g)

The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2018, 80.0% of the Company’s total assets represented qualifying assets.

(h)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(i)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act, pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.

(j)	The issuer of this security may elect at any time to capitalize distributions or interest.

(k)

As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $570; the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,053; the net unrealized depreciation was $8,483; the aggregate cost of investments for federal income tax purposes was $183,649.

(l)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at December 31, 2018 was 2.52%. The current base rate for each investment may be different from the reference rate on December 31, 2018.

(m)

The interest rate on these investments is subject to a base rate of 2-Month LIBOR, which at December 31, 2018 was 2.62%. The current base rate for each investment may be different from the reference rate on December 31, 2018.

(n)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at December 31, 2018 was 2.81%. The current base rate for each investment may be different from the reference rate on December 31, 2018.

(o)

The interest rate on these investments is subject to a base rate of 3-Month Euro Interbank Offered Rate, which at December 31, 2018 was approximately (0.31)%. The current base rate for each investment may be different from the reference rate on December 31, 2018.

(p)	Security is non-income producing.

(q)	Security is an unfunded loan commitment.

(r)	Security is on non-accrual status.

See notes to financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2018

(in thousands, except share amounts)

Abbreviations:

C$ - Canadian Dollar; local currency investment amount is denominated in Canadian Dollar. C$ 1 / U.S. $0.73 as of December 31, 2018.

€ - Local currency investment amount is denominated in Euros. € 1 / U.S. $1.15 as of December 31, 2018.

£ - Local currency investment amount is denominated in British Pound Sterling. £ 1 / U.S. $1.28 as of December 31, 2018.

CAN = Canada

CDOR = Canadian Banker Acceptance Rate

E = EURIBOR - Euro Interbank Offered Rate

FRA = France

GBR = United Kingdom

IRE = Ireland

L = LIBOR - London Interbank Offered Rate, typically 3-Month

LUX = Luxembourg

MHL = Marshall Islands

NLD = Netherlands

PIK = Payment-in-kind; the issuance of additional securities by the borrower to settle interest payment obligations.

See notes to financial statements.

Corporate Capital Trust II

Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	No. Shares/ Principal Amount(c)		Cost(d)	Fair Value
First Lien Senior Secured Loans—80.4%
ABB CONCISE Optical Group, LLC	(1)	Retailing	L + 500	1.00%	6/15/23		$510	$508	$511
Accuride Corp.	(e),(1)	Capital Goods	L + 525	1.00%	11/17/23		2,508	2,478	2,555
Acosta Holdco, Inc.	(2)	Commercial & Professional Services	L + 325	1.00%	9/26/21		2,761	2,515	2,439
Advantage Sales & Marketing, Inc.	(1)	Commercial & Professional Services	L + 325	1.00%	7/23/21		616	590	602
Agro Merchants Global, LP	(e),(1)	Transportation	L + 375	1.00%	12/6/24		70	70	71
BakerCorp International, Inc.	(1)	Capital Goods	L + 300	1.25%	2/7/20		4,565	4,418	4,525
Bay Club, Co.	(2)	Consumer Services	L + 650	1.00%	8/31/22		2,224	2,195	2,258
Belk, Inc.	(1)	Retailing	L + 475	1.00%	12/12/22		4,945	4,430	4,075
Commercial Barge Line Co.	(2)	Transportation	L + 875	1.00%	11/12/20		346	330	202
David’s Bridal, Inc.	(1)	Retailing	L + 400	1.25%	10/11/19		398	379	350
DigiCert, Inc.	(1)	Software & Services	L + 475	1.00%	10/31/24		1,975	1,965	2,003
Distribution International, Inc.	(1)	Retailing	L + 500	1.00%	12/15/21		7,560	6,558	6,431
Eacom Timber Corp. (CAN)	(f),(g),(h),(1)	Materials	L + 650	1.00%	11/30/23		2,928	2,899	2,909
FleetPride Corp.	(1)	Capital Goods	L + 400	1.25%	11/19/19		3,412	3,279	3,406
Foresight Energy, LLC	(g),(1)	Materials	L + 575	1.00%	3/17/22		3,676	3,543	3,458
Frontline Technologies Group, LLC	(f),(1)	Software & Services	L + 650	1.00%	9/18/23		4,524	4,446	4,448
Intelsat S.A. (LUX)	(g),(h),(1)	Media	L + 275	1.00%	6/30/19		2,267	2,259	2,265
JC Penney Corp., Inc.	(g),(1)	Retailing	L + 425	1.00%	6/23/23		16	16	15
Jo-Ann Stores, Inc.	(1)	Retailing	L + 500	1.00%	10/20/23		3,497	3,467	3,384
Koosharem, LLC	(1)	Commercial & Professional Services	L + 650	1.00%	5/15/20		2,495	2,292	2,437
MedAssets, Inc.	(2)	Health Care Equipment & Services	L + 450	1.00%	10/20/22		71	72	72
Monitronics International, Inc.	(1)	Commercial & Professional Services	L + 550	1.00%	9/30/22		2,027	1,987	2,013
NCI, Inc.	(f),(1)	Software & Services	L + 750	1.00%	8/15/24		4,330	4,279	4,289
Netsmart Technologies, Inc.	(1)	Health Care Equipment & Services	L + 450	1.00%	4/19/23		81	81	82
P2 Energy Solutions, Inc.	(g),(1)	Software & Services	L + 400	1.00%	10/30/20		3,317	3,246	3,253
Polyconcept North America, Inc.	(2)	Consumer Durables & Apparel	L + 475	1.00%	8/16/23		332	329	334
Quorum Health Corp.	(2)	Health Care Equipment & Services	L + 675	1.00%	4/29/22		4,575	4,561	4,632
Revere Superior Holdings, Inc.	(f),(1)	Software & Services	L + 675	1.00%	11/21/22		4,581	4,536	4,567
Revere Superior Holdings, Inc.	(f),(1)	Software & Services	L + 675	1.00%	11/21/22		164	160	163
Revere Superior Holdings, Inc.	(f),(1)	Software & Services	L + 675	1.00%	11/21/22		33	26	2
Savers, Inc.	(1)	Retailing	L + 375	1.25%	7/9/19		1,074	1,000	1,012
Sequa Corp.	(1)	Materials	L + 500	1.00%	11/28/21		1,545	1,557	1,559
SI Organization, Inc.	(1)	Capital Goods	L + 475	1.00%	11/23/19		597	597	604
SIRVA Worldwide, Inc.	(1)	Commercial & Professional Services	L + 650	1.00%	11/22/22		2,061	2,016	2,081
SMART Global Holdings, Inc.	(f),(g),(4)	Semiconductors & Semiconductor Equipment	P + 400	0.00%	2/9/22		46	46	37
SMART Global Holdings, Inc.	(f),(g),(1)	Semiconductors & Semiconductor Equipment	L + 625	1.00%	8/9/22		3,261	3,201	3,288
Staples Canada, Inc.	(f),(g),(h),(5)	Retailing	CDOR + 700	1.00%	9/12/23	C$	5,689	4,608	4,412
Sutherland Global Services, Inc.	(g),(1)	Software & Services	L + 537.5	1.00%	4/23/21		$709	691	682
Sutherland Global Services, Inc.	(g),(1)	Software & Services	L + 537.5	1.00%	4/23/21		3,046	2,967	2,931

See notes to financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	No. Shares/ Principal Amount(c)	Cost(d)	Fair Value
Talbots, Inc.	(2)	Retailing	L + 450	1.00%	3/19/20	$720	$671	$701
TruGreen, LP	(1)	Consumer Services	L + 400	1.00%	4/13/23	1,573	1,588	1,598
Utility One Source, LP	(2)	Capital Goods	L + 550	1.00%	4/7/23	3,305	3,287	3,384
Vertafore, Inc.	(2)	Software & Services	L + 325	1.00%	6/30/23	139	139	140
Wheels Up Partners, LLC	(f),(1)	Transportation	L + 855	1.00%	10/15/21	372	370	369
Wheels Up Partners, LLC	(f),(1)	Transportation	L + 855	1.00%	7/15/22	424	422	421
Wheels Up Partners, LLC	(f),(1)	Transportation	L + 710	1.00%	8/1/24	1,347	1,338	1,336
Wheels Up Partners, LLC	(f),(1)	Transportation	L + 710	1.00%	11/1/24	551	547	547
Wheels Up Partners, LLC	(f),(1)	Transportation	L + 710	1.00%	2/1/25	276	273	273
WireCo WorldGroup, Inc.	(1)	Capital Goods	L + 550	1.00%	9/29/23	558	557	563

Total First Lien Senior Secured Loans							93,789	93,689

Second Lien Senior Secured Loans—28.6%
ABILITY Network, Inc.	(e)	Health Care Equipment & Services	L + 775	1.00%	12/12/25	856	851	860
Albany Molecular Research, Inc.	(2)	Pharmaceuticals, Biotechnology & Life Sciences	L + 700	1.00%	8/28/25	913	909	901
Applied Systems, Inc.	(1)	Software & Services	L + 700	1.00%	9/12/25	2,624	2,624	2,721
Arclin, Inc.	(1)	Materials	L + 875	1.00%	2/9/25	424	421	430
BJ’s Wholesale Club, Inc.	(3)	Food & Staples Retailing	L + 750	1.00%	1/27/25	949	941	930
CTI Foods Holding Co., LLC	(2)	Food, Beverage & Tobacco	L + 725	1.00%	6/28/21	222	208	173
Direct ChassisLink, Inc.	(e)	Transportation	L + 600	0.00%	6/15/23	587	584	599
Excelitas Technologies Corp.	(e)(1)	Technology Hardware & Equipment	L + 750	1.00%	11/15/25	811	803	820
FleetPride Corp.	(1)	Capital Goods	L + 800	1.25%	5/19/20	853	775	838
Genoa, a QoL Healthcare Co., LLC	(2)	Health Care Equipment & Services	L + 800	1.00%	10/28/24	353	354	359
Grocery Outlet, Inc.	(1)	Food & Staples Retailing	L + 825	1.00%	10/21/22	198	186	199
Higginbotham Insurance Agency, Inc.	(e)(f)(4)	Insurance	L + 725	1.00%	12/19/25	1,304	1,291	1,291
iParadigms Holdings, LLC	(1)	Software & Services	L + 725	1.00%	7/29/22	183	179	179
Misys, Ltd. (GBR)	(g),(h),(1)	Software & Services	L + 725	1.00%	6/13/25	2,814	2,825	2,829
NEP Group, Inc.	(2)	Media	L + 700	1.00%	1/23/23	239	230	241
NeuStar, Inc.	(1)	Software & Services	L + 800	1.00%	8/8/25	1,807	1,781	1,831
Polyconcept North America, Inc.	(f),(2)	Consumer Durables & Apparel	L + 1000	1.00%	2/16/24	624	611	638
Press Ganey Holdings, Inc.	(2)	Health Care Equipment & Services	L + 650	1.00%	10/21/24	1,598	1,622	1,621
Sequa Corp.	(1)	Materials	L + 900	1.00%	4/28/22	3,468	3,507	3,515
SI Organization, Inc.	(1)	Capital Goods	L + 875	1.00%	5/23/20	461	456	466
Sparta Systems, Inc.	(f),(1)	Software & Services	L + 825	1.00%	7/27/25	2,438	2,402	2,381
SRS Distribution, Inc.	(2)	Capital Goods	L + 875	1.00%	2/24/23	2,756	2,769	2,842
Sungard Public Sector, LLC	(f),(1)	Software & Services	L + 850	1.00%	1/30/25	654	648	654
Transplace, Inc.	(2)	Transportation	L + 875	1.00%	10/6/25	3,628	3,539	3,637
Vantage Specialty Chemicals, Inc.	(1)	Materials	L + 825	1.00%	10/26/25	755	744	744
WireCo WorldGroup, Inc.	(1)	Capital Goods	L + 900	1.00%	9/30/24	1,632	1,627	1,643

See notes to financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	No. Shares/ Principal Amount(c)	Cost(d)	Fair Value
Total Second Lien Senior Secured Loans							$32,887	$33,342

Other Senior Secured Debt—5.2%
Avantor, Inc.	(i)	Pharmaceuticals, Biotechnology & Life Sciences	6.00%	0.00%	10/1/24	$776	776	773
Cleaver-Brooks Inc	(i)	Capital Goods	7.88%	0.00%	3/1/23	1,378	1,378	1,412
Cornerstone Chemical, Co.	(i)	Materials	6.75%	0.00%	8/15/24	2,682	2,687	2,679
DJO Finance, LLC	(i)	Health Care Equipment & Services	8.13%	0.00%	6/15/21	452	429	423
Pattonair Holdings, Ltd.	(g),(i)	Capital Goods	9.00%	0.00%	11/1/22	748	748	773

Total Other Senior Secured Debt							6,018	6,060

Total Senior Debt							132,694	133,091

Subordinated Debt—20.6%
Allegheny Technologies, Inc.	(g)	Materials	7.88%	0.00%	8/15/23	4,350	4,343	4,701
Clear Channel International BV (NLD)	(g),(h),(i)	Media	8.75%	0.00%	12/15/20	3,779	3,915	3,902
ClubCorp Club Operations, Inc.	(i)	Consumer Services	8.50%	0.00%	9/15/25	4,032	3,978	3,931
Datatel, Inc.	(i)	Software & Services	9.00%	0.00%	9/30/23	102	107	108
Envision Healthcare Holdings	(g),(i)	Health Care Equipment & Services	5.13%	0.00%	7/1/22	599	589	581
Intelsat S.A. (LUX)	(g),(h)	Media	7.25%	0.00%	10/15/20	1,334	1,277	1,254
Kenan Advantage Group, Inc.	(i)	Transportation	7.88%	0.00%	7/31/23	2,620	2,722	2,712
Pactiv, LLC		Materials	7.95%	0.00%	12/15/25	849	938	962
Pactiv, LLC		Materials	8.38%	0.00%	4/15/27	2,653	2,965	3,038
Plastipak Holdings, Inc.	(i)	Materials	6.25%	0.00%	10/15/25	163	163	167
Surgery Center Holdings, Inc.	(g),(i)	Health Care Equipment & Services	6.75%	0.00%	7/1/25	635	576	600
Tenet Healthcare Corp.	(g),(i)	Health Care Equipment & Services	7.00%	0.00%	8/1/25	31	31	29
Triumph Group, Inc.	(g),(i)	Capital Goods	7.75%	0.00%	8/15/25	1,360	1,360	1,443
Vertiv Group Corp.	(i)	Technology Hardware & Equipment	9.25%	0.00%	10/15/24	508	551	542

Total Subordinated Debt							23,515	23,970

Asset Based Finance—2.3%
Montgomery Credit Holdings, LP, Membership Interest	(f),(g)*	Diversified Financials				2,689,166	2,689	2,682

Total Asset Based Finance							2,689	2,682

Equity/Other—3.6%
Misys, Ltd. (CYM), Perpetual Preferred Equity	(f),(g),(h),(j)	Software & Services	L + 1025	1.00%		2,841	2,788	2,756
Polyconcept North America, Inc. Membership Units	(f)	Consumer Durables & Apparel				624	62	58
VICI Properties, Inc., Common Stock	(g)	Consumer Services				66,020	1,228	1,354

Total Equity/Other							4,078	4,168

TOTAL INVESTMENTS—140.7%	(k)						$162,976	163,911

See notes to financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)(b)	Footnotes	Industry	Rate	Floor	Maturity Date	No. Shares/ Principal Amount(c)	Cost(d)	Fair Value
OTHER ASSETS IN EXCESS OF LIABILITIES—(40.7%)								$(47,440)

NET ASSETS—100.0%								$116,471

Derivative Instrument (Note 4)—0.1%
Foreign currency forward contract								$96

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Non-controlled/non-affiliated investments as defined by the 1940 Act, unless otherwise indicated. Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Represents amortized cost for debt securities and cost for equity investments translated to U.S. dollars.

(e)	Position or portion thereof unsettled as of December 31, 2017.

(f)	Investments classified as Level 3 whereby fair value was determined by the Company’s board of trustees (see Note 2).

(g)

The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2017, qualifying assets represented 73.2% of the Company’s total assets.

(h)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(i)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act, pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.

(j)	The issue of this security may elect at any time to capitalize distributions.

(k)

As of December 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,341; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,409; the net unrealized appreciation was $932; the aggregate cost of securities for federal income tax purposes was $163,077.

(1)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at December 31, 2017 was 1.69%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(2)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at December 31, 2017 was 1.56%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(3)

The interest rate on these investments is subject to a base rate of 6-Month LIBOR, which at December 31, 2017 was 1.84%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(4)

The interest rate on these investments is subject to a base rate of the PRIME rate, which at December 31, 2017 was 4.5%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

See notes to financial statements.

Corporate Capital Trust II

Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(5)

The interest rate on these investments is subject to a base rate of 3-Month Canadian Banker Acceptance Rate, which at December 31, 2017 was 1.54%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

*	Non-income producing security.

Abbreviations:

CAD - Canadian Dollar; local currency investment amount is denominated in Canadian Dollar. C$1 / U.S. $0.80 as of December 31, 2017.

CAN - Canada

CDOR = Canadian Banker Acceptance Rate

LUX - Luxembourg

L = LIBOR - London Interbank Offered Rate, typically 3-Month

P = PRIME - U.S. Prime Rate

See notes to financial statements.

Corporate Capital Trust II

Notes to Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

Corporate Capital Trust II (the “Company”) was formed as a Delaware statutory trust on August 12, 2014. The Company is a non-diversified, closed-end management investment company and has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Company’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, a portion of the Company’s portfolio may be comprised of equity and equity-related securities, corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps.

Since inception and through April 8, 2018, the Company was externally managed by CNL Fund Advisors II, LLC, as investment adviser (“CNL”), and KKR Credit Advisors (US) LLC, as investment sub-adviser (“KKR”, and together with CNL, the “Former Advisors”). On April 9, 2018, the Company entered into a new investment advisory agreement (the “Investment Advisory Agreement”) with FS/KKR Advisor, LLC (the “Advisor”), a newly-formed entity that is jointly operated by KKR and an affiliate of Franklin Square Holdings, L.P., which does business as FS Investments, pursuant to which the Advisor serves as the Company’s investment adviser. See Note 4 for additional information.

Since inception and through April 8, 2018, the Former Advisors were, and effective April 9, 2018, the Advisor is, responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, determining the securities and other assets that the Company will purchase, retain or sell and monitoring the Company’s portfolio on an ongoing basis, as well as providing the administrative services necessary for the Company to operate. Both the Former Advisors and the Advisor (collectively, the “Advisors”) are registered as investment advisers with the Securities and Exchange Commission (“SEC”).

On September 29, 2014, the Company filed a registration statement on Form N-2 (the “Registration Statement”) with the SEC to permit the Company to sell up to $2.6 billion of shares of common stock (275 million shares) on a continuous basis (the “Offering”). The Registration Statement was declared effective on October 9, 2015. In January 2018, the Company suspended its Offering to new investors and on April 30, 2018, it terminated the Offering. See Note 3 for additional information regarding the Offering.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation—The accompanying financial statements of the Company are prepared in accordance with the instructions to Form 10-K and accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC Topic 946”).

Use of Estimates—The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the financial statements, (ii) the reported amounts of income and expenses during the reporting periods presented and (iii) disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash—Cash consists of demand deposits.

Valuation of Investments—The Company measures the value of its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the FASB. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the Company considers its principal market to be the market that has the greatest volume and level of activity.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

ASC Topic 820 defines hierarchical levels directly related to the amount of subjectivity associated with the inputs used to determine fair values of assets and liabilities. The hierarchical levels and types of inputs used to measure fair value for each level are described as follows:

Level 1—Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short-term investment funds and foreign currency are generally included in Level 1. The Company does not adjust the quoted price for these investments.

Level 2—Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, foreign currency forward contracts, cross currency and certain over-the-counter derivatives.

Level 3—Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are illiquid corporate bonds and loans, unlisted common and preferred stock investments, and equity options that lack observable market pricing.

In certain cases, the inputs used to measure fair value may fall within different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Depending on the relative liquidity in the markets for certain investments, the Company may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available or reliable. Investments are transferred at fair value as of the beginning of the month in which they are transferred. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and the consideration of factors specific to the investment.

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to the Company’s portfolio investments for which market quotations are not readily available, the Company’s board of trustees is responsible for determining in good faith the fair value of the Company’s portfolio investments in accordance with the valuation policy and procedures approved by the board of trustees, based on, among other things, the input of the Advisor and the Company’s management, its audit committee, and independent third-party valuation firms.

The Company and the Advisor undertake a multi-step valuation process for determining the fair value of the Company’s investments, the market prices of which are not readily available, as described below:

•	Each investment is valued by the Company’s independent third-party valuation firm, which provides a valuation range for each investment to the Advisor.

•

Valuation recommendations, which include selection of a specific value within the valuation range, are formulated and documented by personnel of the Advisor. Valuation recommendations, along with supporting documentation, for each investment are provided to the Company.

•	Following Company management review, valuation recommendations and supporting documentation are provided to the Company’s audit committee for further review.

•

As a final step, the Company’s board of trustees discusses the investment valuation recommendations with the Advisor, the Company’s independent third-party valuation firm, where applicable, and the Company’s management, and based on those discussions and the related review process conducted by the Company’s audit committee, determines the fair value of the investments in good faith.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s financial statements. In making its determination of fair value, the Company’s board of trustees may use any approved independent third-party pricing or valuation services. However, the Company’s board of trustees is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that the Company’s board of trustees deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor, any approved independent third-party valuation services and the Company’s board of trustees may consider when determining the fair value of the Company’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of trustees, in its determination of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor, any approved independent third-party valuation services and the Company’s board of trustees may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor, any approved independent third-party valuation services and the Company’s board of trustees may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the Company’s board of trustees, in consultation with the Advisor and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of trustees subsequently values these warrants or other equity securities received at their fair value.

The fair values of the Company’s investments are determined in good faith by the Company’s board of trustees. The Company’s board of trustees is responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company’s board of trustees has delegated day-to-day responsibility for implementing its valuation policy to the Advisor, and has authorized the Advisor to utilize independent third-party valuation and pricing services that have been approved by the Company’s board of trustees. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Security Transactions, Realized/Unrealized Gains or Losses, and Income Recognition—Investment transactions are recorded on the trade date. The Company measures realized gains or losses from the sale of investments using the specific identification method. Realized gains or losses are measured by the difference between the net proceeds from the sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. The amortized cost basis of investments includes (i) the original cost and (ii) adjustments for the accretion/amortization of market discounts and premiums and original issue discount and loan origination fees. The Company reports changes in fair value of investments as a component of net change in unrealized appreciation (depreciation) on investments in the statements of operations.

Interest Income—Interest income is recorded on an accrual basis and includes amortization of premiums to par value and accretion of discounts to par value. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Generally, loan origination, closing, commitment and other fees received by the Company directly or indirectly from borrowers in connection with the closing of investments are accreted over the contractual life of the debt investment as interest income based on the effective interest method. Upon prepayment of a debt investment, any prepayment penalties and unamortized loan fees and discounts are recorded as interest income.

Certain of the Company’s investments in debt securities contain a contractual payment-in-kind (“PIK”) interest provision. The PIK provisions generally feature the obligation or the option at each interest payment date of making interest payments in (i) cash, (ii) additional debt securities or (iii) a combination of cash and additional debt securities. PIK interest, computed at the contractual rate specified in the investment’s credit agreement, is accrued as interest income and recorded as interest receivable up to the interest payment date. On the interest payment dates, the Company will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. When additional PIK securities are received on the interest payment date, they typically have the same terms, including maturity dates and interest rates as the original securities issued. PIK interest generally becomes due at maturity of the investment or upon the investment being called by the issuer.

If the portfolio company valuation indicates the value of the PIK investment is not sufficient to cover the contractual PIK interest, the Company will not accrue additional PIK interest income and will record an allowance for any accrued PIK interest receivable as a reduction of interest income in the period the Company determines it is not collectible.

Debt securities are placed on nonaccrual status when principal or interest payments are at least 90 days past due or when there is reasonable doubt that principal or interest will be collected. Generally, accrued interest is reversed against interest income when a debt security is placed on nonaccrual status. Interest payments received on debt securities on nonaccrual status may be recognized as interest income or applied to principal based on management’s judgment. Debt securities on nonaccrual status are restored to accrual status when past due principal and interest are paid and, in management’s judgment, such investments are likely to remain current on interest payment obligations. The Company may make exceptions to this treatment if the debt security has sufficient collateral value and is in the process of collection.

Fee Income—In its role as the Company’s investment adviser, the Advisor or its affiliates may provide financial advisory services to portfolio companies and in return may receive fees for capital structuring services. The Advisor is obligated to remit to the Company any earned capital structuring fees based on the pro-rata portion of the Company’s investment in co-investment transactions and originated investments. These fees are generally nonrecurring and are recognized as fee income by the Company upon the investment closing date. The Company may also receive fees for commitments, amendments and other services related to portfolio companies. Such fees are recognized as fee income when earned or the services are rendered.

Dividend Income—Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from a limited liability company (“LLC”) and limited partnership (“LP”)

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated earnings in the LLC and LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Derivative Instruments—The Company’s derivative instruments consist of foreign currency forward contracts. The Company recognizes all derivative instruments as assets or liabilities at fair value in its financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result, the Company presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the statements of operations. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gains (losses) on derivative instruments in the statements of operations.

Paid In Capital—The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid-in capital in excess of par value, excluding up-front selling commissions and dealer manager fees.

Deferred Financing Costs—Financing costs, including upfront fees, commitment fees and legal fees related to the Company’s credit facility are deferred and amortized over the life of the related financing instrument using the straight-line method. The amortization of deferred financing costs is included in interest expense in the statements of operations.

Foreign Currency Translation, Transactions and Gains/Losses—Foreign currency amounts are translated into U.S. dollars on the following basis: (i) at the exchange rate on the last business day of the reporting period for the fair value of investment securities, other assets and liabilities; and (ii) at the prevailing exchange rate on the respective recording dates for the purchase and sale of investment securities, income, expenses, gains and losses.

Net assets and fair values are presented based on the applicable foreign exchange rates described above and the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held; therefore, fluctuations related to foreign exchange rate conversions are included with the net realized gains (losses) and unrealized appreciation (depreciation) on investments.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currency, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Company and the U.S. dollar equivalent of the amounts actually received or paid by the Company.

Unrealized appreciation (depreciation) from foreign currency translation for other receivables or payables is presented as net change in unrealized appreciation (depreciation) in foreign currency translation in the statements of operations.

Management Fees—The Company incurs a base management fee (recorded as investment advisory fees) and performance-based incentive fees, including (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains, due to the Advisor pursuant to the Investment Advisory Agreement described in Note 4. The two components of performance-based incentive fees are combined and expensed in the statements of operations and accrued as accrued performance-based incentive fees in the statements of assets and liabilities. Pursuant to the terms of the Investment Advisory Agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) based on the Company’s realized capital gains on a cumulative basis from inception, net of all realized capital losses on a cumulative basis and unrealized depreciation at year end, less the aggregate amount of any previously paid capital gains incentive fees. Although the terms of the Investment Advisory Agreement do not provide for the inclusion of unrealized gains in the calculation of the incentive fee on capital gains, pursuant to relevant authoritative guidance for investment companies, the Company includes unrealized gains in the calculation of the incentive fee on capital gains expense and related accrued incentive fee on capital gains. This accrual reflects the incentive fees that would be payable to the Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Organization and Offering Expenses—Organization expenses were expensed on the Company’s statements of operations. Offering expenses were capitalized on the Company’s statements of assets and liabilities as deferred offering expenses and

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

expensed to the Company’s statements of operations over a 12-month period, however, the deferral period did not exceed 12 months from the date the Former Advisors incurred the offering expenses.

Earnings per Share—Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reporting period.

Distributions—Distributions to the Company’s shareholders are recognized as a liability on the applicable record date. Subject to the discretion of the Company’s board of trustees and applicable legal restrictions, the Company intends to declare and pay such distributions on a quarterly basis. The Company has adopted a distribution reinvestment plan that provides for reinvestment of distributions on behalf of shareholders. Shareholders who have elected to participate in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of common stock.

Federal Income Taxes—The Company has elected to be treated for federal income tax purposes, and intends to maintain its qualification, as a RIC under Subchapter M of the Code. Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes at least 90% of its “Investment Company Taxable Income,” as defined in the Code. The Company intends to distribute sufficient amounts to maintain RIC status and minimize income taxes on undistributed capital gains and investment company taxable income.

The Company is generally subject to nondeductible federal excise taxes if it does not distribute to its shareholders an amount at least equal to the sum of (i) 98% of its net ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no federal income tax. The Company may pay a 4% nondeductible federal excise tax on under-distribution of capital gains and net ordinary income.

The Company recognizes in its financial statements the effect of a tax position when it is deemed more likely than not, based on the technical merits, that the position will be sustained upon examination. Tax benefits of positions not deemed to meet the more-likely-than-not threshold are recorded as tax expenses in the current year. The Company did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes—Overall—Recognition , nor did it have any unrecognized tax benefits for the periods presented herein. Although the Company files federal and state tax returns, its major tax jurisdiction is federal.

Permanent book-to-tax basis differences are reclassified among the Company’s capital accounts, as appropriate on an annual basis. Additionally, the tax character and amount of distributions is determined in accordance with the Code which differs from GAAP.

Reclassifications—Certain amounts in the financial statements for the years ended December 31, 2017 and 2016 have been reclassified to conform to the classifications used to prepare the financial statements for the year ended December 31, 2018. These reclassifications had no material impact on the Company’s financial position, results of operations or cash flows as previously reported.

As of December 31, 2018, the Company has revised its investment categories to reclassify investments that were previously categorized as Equity/Other to two new categories of Asset Based Finance and Equity/Other. This revision better distinguishes between corporate equity investments and investments that are primarily collateralized by hard assets, financial assets or investments in specialty finance platforms that provide exposure to hard assets or financial assets. The Company’s Asset Based Finance investments may be in the form of debt, equity, derivatives or private placement funds. The Company has adjusted the presentation of its asset categories for all periods presented to conform to the current period presentation.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The following table provides additional details of the fair value of investments reclassified by category as of December 31, 2017:

Asset Category	As Filed December 31, 2017	Adjustments	Adjusted December 31, 2017
Asset Based Finance	$—	$2,682	$2,682
Equity/Other	6,850	(2,682)	4,168

	$6,850	$—	$6,850

Recent Accounting Pronouncements—In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement—Disclosure Framework—Changes to Disclosure Requirements for Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company is currently evaluating the impact of ASU 2018-13 on its financial statements.

Note 3. Share Transactions

The following table summarizes the total shares issued and proceeds received in connection with the Company’s Offering for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018(1)		2017		2016(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Gross proceeds	136,070	$1,331	6,392,874	$62,570	5,879,947	$56,339
Up-front selling commissions and dealer manager fees	—	(61)	—	(2,929)	—	(2,405)

Net proceeds to company	136,070	1,270	6,392,874	59,641	5,879,947	53,934
Reinvestment of distributions	392,783	3,601	319,538	2,982	41,812	386

Net proceeds	528,853	$4,871	6,712,412	$62,623	5,921,759	$54,320

Average net proceeds per share		$9.21		$9.33		$9.17

(1)

The Company suspended its Offering to new investors effective January 10, 2018 and subsequently terminated its Offering effective April 30, 2018. However, the Company continues to issue new shares under its distribution reinvestment plan.

(2)	The Company commenced operations on March 1, 2016.

On February 7, 2017, the Company’s board of trustees increased the public offering price of the Company’s continuous public offering of common stock from $9.75 per share to $9.80 per share. This increase in the Company’s public offering price became effective as of February 7, 2017. As a result of the increase in the Company’s public offering per share, the Company’s maximum sales load per share and the net proceeds per share correspondingly increased from $0.463 to $0.466 and from $9.29 to $9.33, respectively.

From inception through the suspension of the Company’s Offering on January 10, 2018, the Company raised gross proceeds of approximately $123.6 million (12.8 million shares) through its Offering, including approximately $3.4 million (0.4 million shares) through its distribution reinvestment plan. Following the suspension and subsequent termination of its Offering effective April 30, 2018, the Company has and will continue to issue shares pursuant to its distribution reinvestment plan. During the year ended December 31, 2018, the Company issued 392,783 shares of common stock pursuant to its distribution reinvestment plan for gross proceeds of $3,601. During the period from January 1, 2019 to March 12, 2019, the Company issued 95,573 shares of common stock pursuant to its distribution reinvestment plan at $8.54 per share for gross proceeds of $833.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company currently limits the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the issuance of shares of its common stock under is distribution reinvestment plan. At the discretion of the Company’s board of trustees, the Company may also use cash on hand, cash available from borrowings and cash from the sale of investments as the end of the applicable period to repurchase shares. The Company limits repurchases in each quarter to 2.5% of the weighted average number of shares of common stock outstanding. The Company’s board of trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice.

The following table is a summary of the share repurchases completed during the year ended December 31, 2018:

Repurchase Date	Total Number of Shares Offered to Repurchase	Total Number of Shares Repurchased	Total Consideration	No. of Shares Repurchased/ Total Offer	Price Paid Per Share
February 20, 2018	249,708	91,276	$840	37%	$9.20
July 2, 2018(1)	356,875	356,875	$3,298	100%	$9.24
October 1, 2018	305,323	197,598	$1,794	65%	$9.08

(1)

On May 21, 2018, the Company offered to purchase 284,984 shares of its issued and outstanding common shares at a purchase price of $9.24 per share. The Company’s board of trustees subsequently approved the purchase of an additional 71,891 shares in connection with the tender offer. On July 2, 2018, the Company repurchased approximately 356,875 shares (representing 100% of the common shares tendered for repurchase) at $9.24 per share for aggregate consideration totaling $3,298.

On January 7, 2019, the Company repurchased approximately 315,173 shares (representing 90% of the common shares tendered for repurchase) at $9.14 per share for aggregate consideration totaling $2,881.

Note 4. Related Party Transactions

Managing Dealer Agreement and Distribution and Shareholder Servicing Plan

The Company was a party to a managing dealer agreement with CNL Securities Corp., an affiliate of CNL. CNL Securities Corp. which served as the managing dealer (the “Managing Dealer”) of the Company’s Offering and in connection therewith received up-front selling commissions of up to 2.00% of gross offering proceeds, up-front dealer manager fees of up to 2.75% of gross offering proceeds and ongoing distribution and shareholder servicing fees at an annualized rate of 1.25% of the Company’s most recently published net asset value per share, excluding shares issued through the distribution reinvestment plan. All or any portion of these fees were re-allowed to participating brokers.

On March 16, 2017, the board of trustees approved an amended and restated managing dealer agreement (the “Managing Dealer Agreement”) between the Company and the Managing Dealer and approved an amended and restated distribution and shareholder servicing plan for the Company (the “Distribution and Shareholder Servicing Plan”) which lowered the ongoing distribution and shareholder servicing fee paid to the Managing Dealer from an annualized rate of 1.25% to an annualized rate of 1.00% of the Company’s net asset value per share. On April 9, 2018, the Managing Dealer Agreement and the Distribution and Shareholder Servicing Plan were terminated effective April 30, 2018.

Investment Advisory Agreements

On April 9, 2018, the Company terminated the Former Investment Advisory Agreement (as defined below) and concurrently entered into the Investment Advisory Agreement with the Advisor. Pursuant to the Investment Advisory Agreement, the Company pays the Advisor a fee for their services consisting of two components—a base management fee based on the average value of the Company’s gross assets and incentive fees based on the Company’s performance. The incentive fee consists of (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Under the Investment Advisory Agreement, the Advisor is entitled to an annual base management fee of 1.50% of the average value of the Company’s gross assets, as compared to the annual rate of 2.00% under the Former Investment Advisory Agreement. In addition, the calculation of the base management fee under the Investment Advisory Agreement excludes cash and cash equivalents from gross assets, as

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

compared to the Former Investment Advisory Agreement, which included cash and cash equivalents within the definition of gross assets. Under the Investment Advisory Agreement, the Advisor serves as the sole investment adviser of the Company.

Previously, the Company was a party to an investment advisory agreement with CNL (the “Former Investment Advisory Agreement”) for the overall management of the Company’s activities. CNL was a party to a sub-advisory agreement with KKR (the “Former Sub-Advisory Agreement”), under which KKR was responsible for the day-to-day management of the Company’s investment portfolio. Pursuant to the Former Investment Advisory Agreement, CNL earned (i) a management fee equal to an annual rate of 2.00% of the Company’s average gross assets, and (ii) an incentive fee based on the Company’s performance. The incentive fee consisted of (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. CNL compensated KKR for advisory services that it provided to the Company with 50% of the fees that CNL received under the Investment Advisory Agreement.

A subordinated incentive fee on income is payable to the Advisor each calendar quarter if the Company’s pre-incentive fee net investment fee income (as defined in the Investment Advisory Agreement and approved by the Company’s board of trustees) exceeds the 1.75% quarterly preference return to the Company’s shareholders (the ratio of pre-incentive fee net investment income divided by average adjusted capital).

The annual incentive fees on capital gains recorded for GAAP purposes are equal to (i) 20% of the Company’s realized and unrealized capital gains on a cumulative basis since inception, net of all realized capital losses and unrealized depreciation on a cumulative basis from inception, less (ii) the aggregate amount of any previously paid incentive fees on capital gains. For financial reporting purposes, in accordance with GAAP, the Company includes unrealized appreciation on the investment portfolio in the calculation of incentive fees on capital gains; however, such amounts are not payable by the Company unless and until the net unrealized appreciation is actually realized. The actual amount of incentive fees on capital gains that are due and payable to the Advisor is determined at the end of the calendar year.

The terms of the incentive fees are substantially the same as those to which the Former Advisors were entitled to receive under the Former Investment Advisory Agreement.

The Company did not incur any subordinated incentive fee on income under the Investment Advisory Agreements during the years ended December 31, 2018, 2017 and 2016. The Company has not accrued any incentive fees payable on capital gains under the Investment Advisory Agreements as of December 31, 2018.

Under the terms of the Former Investment Advisory Agreement, CNL (and indirectly KKR) was entitled to receive up to 1.50% of gross offering proceeds as reimbursement for organization and offering expenses incurred by the Former Advisors on behalf of the Company. The Former Advisors had incurred organization and offering costs of approximately $5,400 as of March 31, 2018 on behalf of the Company. The Former Advisors waived the reimbursement of organization and offering expenses in connection with the Company’s gross capital raise received from the Offering from March 1, 2016 (when the Company satisfied the minimum offering requirement) through April 30, 2017 (the “O&O Reimbursement Waiver”). The O&O Reimbursement Waiver did not reduce the amount of organization and offering expenses incurred by the Former Advisors that were eligible for reimbursement in future periods based on subsequent gross capital raised by the Company after April 30, 2017. Gross capital raised by the Company after April 30, 2017 was subject to the maximum organization and offering cost reimbursement of 1.50%. The Former Advisors were entitled to reimbursement of approximately $400 of organization and offering costs for gross capital raised for the period May 1, 2017 through April 9, 2018, all of which had been reimbursed to the Former Advisors as of April 9, 2018. A contingent obligation for the balance of organization and offering costs, subject to reimbursement based on future gross proceeds raised assuming a reinstatement of the Company’s Offering, was approximately $5,000 as of April 30, 2018.

On April 30, 2018, the Company terminated its Offering and in conjunction therewith, the Former Advisors agreed to permanently waive their rights to receive reimbursement of approximately $5,000 of organization and offering expenses that they had incurred on the Company’s behalf. As such, as of December 31, 2018, the Company had no contingent obligations to reimburse its Former Advisors for organization and offering expenses.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Administrative Services Agreements

The Company was a party to an administrative services agreement with CNL (“Former Administrative Services Agreement”), under which CNL performed, or oversaw the performance of, various administrative services on behalf of the Company. Administrative services included investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating the Company’s net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing, and disseminating shareholder reports and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company reimbursed CNL for administrative expenses it incurred in performing its obligations.

On April 9, 2018, the Company terminated the Former Administrative Services Agreement with CNL and concurrently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”). Under the Administrative Services Agreement, the Advisor serves as the Company’s administrator. The terms of the Administrative Services Agreement, including the services to be provided by the Advisor as administrator and the amount of reimbursements to be paid by the Company for certain administrative expenses, are substantially the same as those under the Former Administrative Services Agreement.

Expense Support Agreements

The Company was a party to an expense support and conditional reimbursement agreement, as amended and restated (the “Former Expense Support Agreement”) with the Former Advisors pursuant to which the Former Advisors jointly and severally agreed to pay to the Company some or all of its operating expenses (an “Expense Support Payment”) for each month during the Former Expense Support Payment Period (as defined below) in which the Company’s board of trustees declared a distribution to its shareholders. Expense Support Payments were made in accordance with the terms of the Former Expense Support Agreement. The “Expense Support Payment Period” commenced on March 1, 2016 and terminated effective with the termination of the Former Expense Support Agreement on April 9, 2018.

The Former Advisors were entitled to be reimbursed promptly by the Company (a “Reimbursement Payment”) for Expense Support Payments made with respect to any class of common stock, subject to the limitation that no Reimbursement Payment may be made by the Company to the extent that it would cause the Company’s Other Operating Expenses (as defined in the Former Expense Support Agreement) for such class of common stock to exceed the lesser of (A) 1.75% of average net assets attributable to common shares on an annualized basis after taking such payment into account and (B) the percentage of average net assets attributable to shares of such class of common stock represented by Other Operating Expenses (as defined in the Former Expense Support Agreement) during the period in which such Expense Support Payment from the Former Advisors was made (provided, however, that this clause (B) did not apply to any reimbursement payment which related to an Expense Support Payment from the Former Advisors made during the same period).

Concurrently with the Company’s entry into the Investment Advisory Agreement and the Administrative Services Agreement, on April 9, 2018, the Company entered into a new expense support and conditional reimbursement agreement (the “Expense Support Agreement”), which replaced the Former Expense Support Agreement. The Expense Support Agreement was substantially similar to the Former Expense Support Agreement.

On November 14, 2018, the Advisor announced that for any calendar month ending on or prior to September 30, 2019, it will defer the receipt of base management fees under the Investment Advisory Agreement if, and to the extent that, the Company’s distributions paid to the Company’s shareholders in the calendar month exceeds the sum of the Company’s investment company taxable income (as defined in Section 852 of the Internal Revenue Code of 1986, as amended, or the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar month, or collectively, the Company’s distributable funds on a tax basis. The Advisor will only receive any deferred fees in a future calendar month if, and to the extent that, the Company’s distributable funds on a tax basis in the future calendar month exceeds the Company’s distributions paid to the Company’s shareholders in such month. In light of this commitment by the Advisor, the Expense Support Agreement was

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

terminated on November 14, 2018. The Company’s conditional obligation to reimburse the Advisor pursuant to the terms of the Expense Support Agreement survived the termination of such agreement. Prior to September 30, 2019, the Advisor will evaluate whether to extend this commitment to future periods.

The Company has and will continue to accrue base management fees pursuant to the Investment Advisory Agreement. As of December 31, 2018, the Company had accrued $695 in base management fees due to the Advisor.

Related party fees and expenses incurred on behalf of the Company during the years ended December 31, 2018, 2017 and 2016 are summarized below:

		Year Ended December 31,
Related Party	Source Agreement & Description	2018	2017	2016
CNL Securities Corp.	Former Managing Dealer Agreement:
	Up-front selling commissions and dealer manager fees	$61	$2,929	$2,405
	Distribution and shareholder servicing fees	$376	$964	$251
KKR	Former Investment Sub-Advisory Agreement: Investment expenses reimbursement(1)(2)	$105	$52	$8
FS/KKR Advisor	Investment Advisory Agreement:
CNL and KKR	Former Investment Advisory Agreement:
	Base management fees (investment advisory fees)(1)	$2,990	$2,346	$512
	Incentive fee on capital gains(3)	$(279)	$112	$167
	Organization and offering expense reimbursement	$20	$413	$—
FS/KKR Advisor	Administrative Services Agreement:
CNL	Former Administrative Services Agreement:
	Administrative and compliance services(1)	$390	$636	$268
FS/KKR Advisor	Expense Support Agreement:
CNL and KKR	Former Expense Support Agreement:
	Expense support provided	$(746)	$(2,644)	$(2,196)

(1)	Expenses subject to Expense Support.

(2)

Includes reimbursement of fees related to transactional expenses for prospective investments, including fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broken deal costs were approximately $18, $21 and $7 for the years ended December 31, 2018, 2017 and 2016, respectively.

(3)

Incentive fees on capital gains are included in performance-based incentive fees in the statements of operations. The following table provides additional details for the incentive fee on capital gains for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
Incentive Fee on Capital Gains	2018	2017	2016
Accrued incentive fee at beginning of period	$279	$167	$—
Incentive fee on capital gains during the period	(279)	112	167
Less: Incentive fee on capital gains paid to the Advisors during the period	—	—	—

Accrued incentive fee at end of period	—	279	167
Less: Accrued incentive fee on capital gains attributable to unrealized gains at end of period	—	(279)	(167)

Incentive fee on capital gains earned by and payable to the Advisors at end of period	$—	$—	$—

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table presents amounts payable to Advisors as of December 31, 2018 and 2017:

	As of December 31,
	2018	2017
Receivable from Advisors:
Expense support	$165	$492

Total receivable from Advisors	165	492
Payable to Advisors:
Base management fees (investment advisory fees)	695	556
Operating expense reimbursement	115	146
Offering expense reimbursement	—	77

Total payable to Advisors	810	779

Net due (to) from Advisors	$(645)	$(287)

Note 5. Distributions

The Company currently intends to declare and pay regular cash distributions on a quarterly basis. On February 13, 2019, the Company’s board of trustees declared a regular quarterly cash distribution for the quarter ended March 31, 2019 in the amount of $0.14625 per share. This distribution was paid to shareholders of record as of record dates previously determined by the Company’s board of trustees. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of trustees.

The total and the sources of declared distributions on a GAAP basis for the years ended December 31, 2018, 2017 and 2016 are presented in the tables below:

	Year Ended December 31,
	2018			2017			2016
	Per Share	Amount	Allocation	Per Share	Amount	Allocation	Per Share	Amount	Allocation
Net investment income	$0.58	$7,294	98.5%	$0.41	$4,074	70.2%	$0.35	$909	72.9%
Net realized gains	0.01	114	1.5%	0.03	263	4.5%	0.04	101	8.1%
Distributions in excess of net investment income	—	—	—%	0.15	1,469	25.3%	0.09	237	19.0%

Total Declared Distributions	$0.59	$7,408	100.0%	$0.59	$5,806	100.0%	$0.48	$1,247	100.0%

Net investment income includes Expense Support Payments of $746, $2,644 and $2,196 which supported distributions of $7,408, $5,806 and $1,247 during the years ended December 31, 2018, 2017 and 2016, respectively. Sources of distributions, other than net investment income and realized gains on a GAAP basis, include (i) the ordinary income component of prior year tax-basis undistributed earnings and (ii) required adjustments to GAAP net investment income and realized gains in the current period to determine taxable income available for distributions.

Note 6. Investment Portfolio

The Company is engaged in a strategy to invest primarily in the debt of privately owned and thinly traded U.S. companies. The primary investment concentrations include (i) senior debt securities and (ii) subordinated debt securities. The Company’s investments may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Company may separately purchase common or preferred equity interests, including non-controlling equity investments. Additionally, the Company may invest in convertible securities, derivatives and private investment funds. The Company may also co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly controlled or non-controlling

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

interests in certain investments in conjunction with participation by one or more third parties in such investment. The fair value of the Company’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, the general supply of, and demand for, debt capital among private and public companies, general domestic and global economic conditions, the condition of certain financial markets, developments or trends in any particular industry and changes in the financial condition and credit quality of each security’s issuer.

As of December 31, 2018 and 2017, the Company’s investment portfolio consisted of the following:

	December 31, 2018
Asset Category	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Percentage of Net Assets
Senior Secured Loans—First Lien	$97,236	$93,777	53.6%	87.5%
Senior Secured Loans—Second Lien	35,686	34,277	19.6%	32.0%
Other Senior Secured Debt	10,195	9,485	5.4%	8.9%
Subordinated Debt	29,274	26,840	15.3%	25.0%
Asset Based Finance	6,852	6,729	3.8%	6.3%
Equity/Other	4,122	4,058	2.3%	3.8%

Total	$183,365	$175,166	100.0%	163.5%

	December 31, 2017
Asset Category	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Percentage of Net Assets
Senior Secured Loans—First Lien	$93,789	$93,689	57.2%	80.4%
Senior Secured Loans—Second Lien	32,887	33,342	20.3%	28.6%
Other Senior Secured Debt	6,018	6,060	3.7%	5.2%
Subordinated Debt	23,515	23,970	14.6%	20.6%
Asset Based Finance	2,689	2,682	1.6%	2.3%
Equity/Other	4,078	4,168	2.6%	3.6%

Total	$162,976	$163,911	100.0%	140.7%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities. As of December 31, 2018 and 2017, the Company did not hold investments in any portfolio companies of which it is deemed to “control” or be an “affiliated person.”

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of December 31, 2018, the Company had unfunded debt investments with aggregate unfunded commitments of $1,804 and unfunded equity commitments of $9,531. As of December 31, 2017, the Company had unfunded debt investments with aggregate unfunded commitments of $7,135 and unfunded equity commitments of $6,763. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s schedules of investments as of December 31, 2018 and 2017.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$1,502	0.9%	$—	—
Capital Goods	23,439	13.4%	24,454	14.9%
Commercial & Professional Services	14,372	8.2%	9,573	5.9%
Consumer Durables & Apparel	3,895	2.2%	1,030	0.6%
Consumer Services	9,718	5.5%	9,140	5.6%
Diversified Financials	1,748	1.0%	2,683	1.6%
Energy	1,552	0.9%	—	—
Food & Staples Retailing	4,605	2.6%	1,129	0.7%
Food, Beverage & Tobacco	1,728	1.0%	173	0.1%
Health Care Equipment & Services	12,098	6.9%	9,258	5.7%
Insurance	4,933	2.8%	1,291	0.8%
Materials	17,977	10.3%	24,161	14.8%
Media	—	—	7,662	4.7%
Pharmaceuticals, Biotechnology & Life Sciences	1,451	0.8%	1,674	1.0%
Retailing	19,082	10.9%	20,890	12.7%
Semiconductors & Semiconductor Equipment	3,346	1.9%	3,325	2.0%
Software & Services	34,907	19.9%	35,940	21.9%
Technology Hardware & Equipment	6,934	4.0%	1,362	0.8%
Telecommunication Services	449	0.3%	—	—
Transportation	11,430	6.5%	10,166	6.2%

Total	$175,166	100.0%	$163,911	100.0%

The table below describes the geographic concentration of the Company’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
Geographic Locations(1)	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
United States	$155,765	88.9%	$143,584	87.6%
Canada	6,584	3.8%	7,321	4.5%
Ireland	5,631	3.2%	—	—
Netherlands	4,609	2.6%	3,902	2.4%
France	1,691	1.0%	—	—
United Kingdom	650	0.4%	2,829	1.7%
Luxembourg	192	0.1%	3,519	2.1%
Marshall Islands	44	0.0%	—	—
Cayman Islands	—	—	2,756	1.7%

Total	$175,166	100.0%	$163,911	100.0%

(1)	Geographic location based on the portfolio company’s country of domicile or the jurisdiction of the security’s issuer.

All investments held at December 31, 2018 were denominated in U.S. dollars except for eight investments, which were denominated in Canadian dollars, Euros or British pound sterling and represented 4.6% of the investment portfolio. All investments held at December 31, 2017 were denominated in U.S. dollars except for one investment, which was denominated in Canadian dollars and represented 2.7% of the investment portfolio.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments

The following is a summary of the fair value and location of the Company’s derivative instruments in the statements of assets and liabilities held as of December 31, 2018 and 2017:

		Fair Value
		December 31,
Derivative Instrument	Statement Location	2018	2017
Foreign currency forward contracts	Unrealized appreciation on foreign currency forward contracts	$457	$96

Total		$457	$96

Net realized and unrealized gains and losses on derivative instruments recorded by the Company for the years ended December 31, 2018 and 2017 are in the following locations in the statements of operations:

		Net Realized Gains (Losses)
		Year Ended December 31,
Derivative Instrument	Statement Location	2018	2017
Foreign currency forward contracts	Net realized losses on foreign currency forward contracts	$(1)	$—

Total		$(1)	$—

		Net Unrealized Gains (Losses)
		Year Ended December 31,
Derivative Instrument	Statement Location	2018	2017
Foreign currency forward contracts	Net change in unrealized appreciation on foreign currency forward contracts	$361	$96

Total		$361	$96

The Company did not have any derivative instruments as of or during the year ended December 31, 2016.

Foreign Currency Forward Contracts

The Company may enter into foreign currency forward contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies and to economically hedge the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract forward exchange rate and the forward market exchange rate on the last day of the period presented as unrealized appreciation or depreciation. Realized gains or losses are recognized when forward contracts are settled. Risks arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit counterparty risk by only dealing with well-known counterparties.

The Company was a party to two foreign currency forward contracts during the period which related to economic hedging of the Company’s foreign currency denominated debt investments. As of December 31, 2018 and 2017, the Company’s open foreign currency forward contracts were as follows:

Foreign Currency	Settlement Date	Counterparty	Notional Amount and Transaction		US $ Value at Settlement Date	US $ Value at December 31, 2018	Unrealized Appreciation
CAD	October 10, 2019	JP Morgan Chase Bank	C$	5,690 Sold	$4,642	$4,191	$451
EUR	July 17, 2023	JP Morgan Chase Bank		€107 Sold	144	138	6

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Financial Instruments (continued)

Foreign Currency	Settlement Date	Counterparty	Notional Amount and Transaction		US $ Value at Settlement Date	US $ Value at December 31, 2018	Unrealized Appreciation
Total					$4,786	$4,329	$457

Foreign Currency	Settlement Date	Counterparty	Notional Amount and Transaction		US $ Value at Settlement Date	US $ Value at December 31, 2017	Unrealized Appreciation
CAD	October 10, 2019	JP Morgan Chase Bank	C$	5,690 Sold	$4,642	$4,546	$96

Total					$4,642	$4,546	$96

As of December 31, 2018, the combined contractual notional balance of the Company’s foreign currency forward contracts totaled $4,329, all of which related to hedging of the Company’s foreign currency denominated debt investments. The table below displays the Company’s foreign currency denominated debt investments and foreign currency forward contracts, summarized by foreign currency type as of December 31, 2018:

	Debt Investments Denominated in Foreign Currencies As of December 31, 2018				Hedges As of December 31, 2018
Foreign Currency	Par Value in Local Currency		Par Value in U.S. Dollars	Fair Value	Net Foreign Currency Hedge Amount in Local Currency		Net Foreign Currency Hedge Amount in U.S. Dollars
Canadian Dollars	C$	5,149	$3,759	$3,811	C$	5,690	$4,191
Euros		€3,289	3,782	3,718		€107	138
British Pound Sterling		£378	484	485		£—	—

Total			$8,025	$8,014			$4,329

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1 : Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 : Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3 : Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of December 31, 2018 and 2017, the Company’s investments were categorized as follows in the fair value hierarchy:

	December 31, 2018
Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$44,151	$49,626	$93,777
Senior Secured Loans—Second Lien	—	21,397	12,880	34,277
Other Senior Secured Debt	—	9,485	—	9,485
Subordinated Debt	—	26,840	—	26,840
Asset Based Finance	—	—	6,729	6,729
Equity/Other	1,240	—	2,818	4,058

Total Investments	$1,240	$101,873	$72,053	$175,166

	December 31, 2017
Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$66,629	$27,061	$93,690
Senior Secured Loans—Second Lien	—	28,377	4,964	33,341
Other Senior Secured Debt	—	6,060	—	6,060
Subordinated Debt	—	23,970	—	23,970
Asset Based Finance	—	—	2,682	2,682
Equity/Other	1,354	—	2,814	4,168

Total Investments	$1,354	$125,036	$37,521	$163,911

In addition, the Company had foreign currency forward contracts, as described in Note 7, which were categorized as Level 2 in the fair value hierarchy as of December 31, 2018 and 2017.

There were no transfers between Level 1 and Level 2 during the years ended December 31, 2018 and 2017. The carrying value of cash is classified as Level 1 with respect to the fair value hierarchy. At December 31, 2018, the Company held 52 distinct investment positions classified as Level 3, representing an aggregate fair value of $72,053 or 41.1% of the total investment portfolio. At December 31, 2017, the Company held 21 distinct investment positions classified as Level 3, representing an aggregate fair value of $37,521 or 22.9% of the total investment portfolio. The ranges of unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2018 and 2017 were as follows:

As of December 31, 2018
Asset Group	Fair Value(1)	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)(2)	Impact to Valuation from an Increase in Input(3)
Senior Debt	$56,933	Discounted Cash Flow	Discount Rate	7.68% - 15.55% (10.90%)	Decrease
	5,573	Cost	Cost	N/A	N/A
Asset Based Finance	975	Discounted Cash Flow	Discount Rate	10.96% (10.96%)	Decrease
	5,754	Cost	Cost	N/A	N/A
Equity/Other	2,682	Discounted Cash Flow	Discount Rate	15.59% (15.59%)	Decrease
	92	Market Comparables	Illiquidity Discount	10.00% (10.00%)	Decrease
	44	Cost	Cost	N/A	N/A

Total	$72,053

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of December 31, 2017
Asset Group	Fair Value(1)	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)(2)	Impact to Valuation from an Increase in Input(3)
Senior Debt	$32,025	Discounted Cash Flow	Discount Rate	7.52% - 12.32% (9.87%)	Decrease
Asset Based Finance	2,682	Discounted Cash Flow	Discount Rate	17.79% (17.79%)	Decrease
Equity/Other	2,756	Discounted Cash Flow	Discount Rate	13.81% (13.81%)	Decrease
	58	Discounted Cash Flow	Discount Rate	11.02% (11.02%)	Decrease
		Market Comparables	EBITDA Multiple	9.26x - 10.32x (9.79x)	Increase
			Illiquidity Discount	10.00% (10.00%)	Decrease

Total	$37,521

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(2)	Weighted average amounts are based on the estimated fair values.

(3)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

The preceding tables represent the significant unobservable inputs as they relate to the Company’s determination of fair values for the majority of its investments categorized within Level 3 as of December 31, 2018 and 2017. In addition to the techniques and inputs noted in the table above, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the fair value estimates for the Company’s investments. Any significant increases or decreases in the unobservable inputs would result in significant increases or decreases in the fair value of the Company’s investments.

Investments that do not have a readily available market value are valued utilizing a market approach, an income approach (i.e. discounted cash flow approach), or both approaches, as appropriate. The market comparables approach uses prices, including third party indicative broker quotes, and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) that are discounted based on a required or expected discount rate to derive a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors the Company may take into account to determine the fair value of its investments include, as relevant: available current market data, including an assessment of the credit quality of the security’s issuer, relevant and applicable market trading and transaction comparables, applicable market yields and multiples, illiquidity discounts, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, data derived from merger and acquisition activities for comparable companies, and enterprise values, among other factors.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following tables provide reconciliations for the years ended December 31, 2018 and 2017 of investments for which Level 3 inputs were used in determining fair value:

	Year Ended December 31, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$27,061	$4,964	$2,682	$2,814	$37,521
Additions(1)	26,553	8,946	5,756	44	41,299
Paid-in-kind interest	54	39	—	—	93
Net realized gains (losses)(2)	(69)	—	—	—	(69)
Net change in unrealized appreciation (depreciation)(3)	(425)	(438)	(116)	(40)	(1,019)
Sales or repayments(4)	(3,695)	(654)	(1,593)	—	(5,942)
Net discount accretion	147	23	—	—	170

Fair value at end of period	$49,626	$12,880	$6,729	$2,818	$72,053

Change in net unrealized appreciation (depreciation) in investments still held at the reporting date(3)	$(422)	$(432)	$(116)	$(40)	$(1,010)

	Year Ended December 31, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$—	$616	$—	$58	$674
Additions(1)	28,308	5,141	2,682	3,018	39,149
Net realized gains (losses)(2)	2	—	—	—	2
Net change in unrealized appreciation (depreciation)(3)	(92)	4	—	(38)	(126)
Sales or repayments(4)	(1,179)	(800)	—	(224)	(2,203)
Net discount accretion	21	4	—	—	25

Fair value at end of period	$27,060	$4,965	$2,682	$2,814	$37,521

Change in net unrealized appreciation (depreciation) in investments still held at the reporting date(3)	$(92)	$4	$—	$(38)	$(126)

(1)	Includes increases in the cost basis of investments resulting from new and add-on portfolio investments.

(2)	Included in net realized gain (loss) in the statements of operations.

(3)	Included in net change in unrealized appreciation (depreciation) in the statements of operations.

(4)	Includes principal payments/paydowns on debt investments and proceeds from sale of investments.

No securities were transferred into or out of the Level 3 hierarchy during the years ended December 31, 2018 and 2017. All realized and unrealized gains and losses are included in earnings and are reported as separate line items within the Company’s statements of operations.

Note 9. Financing Arrangements

On July 14, 2017, the Company entered into a senior secured revolving credit agreement (the “Credit Agreement”). The Credit Agreement provides for a revolving credit facility (the “Revolving Credit Facility”) consisting of loans to be made in dollars and other foreign currencies in an initial aggregate principal amount of $70,000. Availability under the Revolving Credit Facility will terminate on July 14, 2019, and the outstanding loans under the Revolving Credit Facility will mature on July 14, 2020. On June 11, 2018, the Company entered into an incremental commitment agreement with ING Capital LLC to increase the total borrowing capacity under the Revolving Credit Facility to $82,000.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Under the Revolving Credit Facility, the Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities. The Company was in compliance with all covenants required by the Revolving Credit Facility as of December 31, 2018 and 2017.

As of December 31, 2018 and 2017, the principal amount outstanding on the Revolving Credit Facility was approximately $73,933 and $53,000, respectively. Of the $73,933 principal outstanding as of December 31, 2018, approximately $73, $3,770 and $440 were denominated in Canadian dollars, Euros and British pound sterling, respectively. There were no borrowings denominated in foreign currencies as of December 31, 2017.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility for the years ended December 31, 2018 and 2017 were as follows:

	Year Ended December 31,
	2018	2017
Interest expense	$3,210	$600
Unused commitment fees	50	229
Amortization of deferred financing costs	107	48

Total interest expense	$3,367	$877

Weighted average interest rate(1)	4.9%	4.1%
Average borrowings	$66,799	$14,512

(1)

Weighted average interest rates for the year ended December 31, 2018 includes the effect of unused commitment fees. Weighted average interest rate for the year ended December 31, 2017 does not include the effect of unused commitment fees.

The weighted average effective interest rate and weighted average remaining years to maturity of the Company’s outstanding borrowings as of December 31, 2018 were approximately 5.2% and 1.5 years, respectively. As of December 31, 2018, the asset coverage per unit was 2.45. Asset coverage per unit is the ratio of the carrying value of the Company’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 10. Fee Income

Fee income, which is non-recurring, consisted of the following:

	Year Ended December 31,
Fee Income	2018	2017	2016
Capital structuring fees	$213	$424	$—
Prepayment fees	100	—	—
Other	224	111	6

Total	$537	$535	$6

Note 11. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Commitments and Contingencies (continued)

proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

On April 30, 2018, the Former Advisors agreed to permanently waive the Company’s obligation to reimburse the Former Advisors approximately $5,400 in expense support payments not previously reimbursed under the Former Expense Support Agreement and approximately $5,000 of organization and offering expenses that they had incurred on the Company’s behalf. As such, as of December 31, 2018, the Company had no contingent obligations to reimburse its Former Advisors for expense support and organization and offering expenses. As of December 31, 2018, the Company had a contingent obligation to reimburse the Advisor for expense support payments of $165. See Note 4 for further detail of the agreements with the Former Advisors and the Advisor.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Financial Highlights

The following is a schedule of financial highlights for one share of common stock during the years ended December 31, 2018 and 2017 and for the period from March 1, 2016 (commencement of operations) through December 31, 2016:

			Period from March 1, 2016 (Commencement of Operations) through December 31, 2016
	Year Ended December 31,
	2018	2017
Per Share Data:(1)
Net asset value, beginning of period	$9.20	$9.26	$9.00
Results of operations(2)
Net investment income (loss), before expense support	0.52	0.15	(0.49)
Expense support	0.06	0.26	0.84

Net investment income	0.58	0.41	0.35
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.65)	0.08	0.34

Net increase (decrease) in net assets resulting from operations	(0.07)	0.49	0.69

Shareholder distributions(3)
Distributions from net investment income	(0.58)	(0.41)	(0.35)
Distributions from net realized gains	(0.01)	(0.03)	(0.04)
Distributions in excess of net investment income(4)	—	(0.15)	(0.09)

Net decrease in net assets resulting from shareholders’ distributions	(0.59)	(0.59)	(0.48)

Issuance of common stock above net asset value(5)	0.01	0.04	0.05
Repurchases of common stock(6)	0.00	—	—

Net increase in net assets resulting from capital share transactions	0.01	0.04	0.05

Net asset value, end of period	$8.55	$9.20	$9.26

Total investment return—net asset value(7)	(0.97)%	5.76%	8.45%

Ratio/Supplemental Data:
Net assets, end of period	$107,170	$116,471	$55,017
Average net assets(8)	$115,616	$92,267	$24,039
Average borrowings(8)	$66,799	$14,512	$—
Shares outstanding, end of period	12,539,720	12,656,616	5,944,203
Weighted average shares outstanding	12,672,584	9,988,419	2,623,246
Ratios to average net assets:(8)
Total operating expenses before expense support	8.23%	8.06%	10.87%
Total operating expenses after expense support	7.58%	5.20%	1.74%
Net investment income	6.31%	4.42%	3.78%
Portfolio turnover rate	45%	62%	36%

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)

The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period; distributions per share are rounded to the nearest $0.01.

(4)	See Note 5 for further information on the source of distributions from other than net investment income and realized gains.

(5)

The issuance of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per share on each subscription closing date. The per share data was derived by computing (i) the sum of (A) the number of shares issued in connection with subscriptions and/or distribution reinvestment on each share transaction date times (B) the differences between the net proceeds per share and the net asset value per share on each share transaction date, divided by (ii) the total shares outstanding at the end of the period.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Financial Highlights (continued)

(6)	The per share impact of the Company’s repurchase of common stock reflects a change in net asset value of less than $0.01 per share during the year ended December 31, 2018.

(7)

Total investment return–net asset value is a measure of the change in total value for shareholders who held the Company’s common stock at the beginning and end of the period, including distributions declared during the period. Total investment return–net asset value is based on (i) net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) distributions payable relating to one share, if any, on the last day of the period. The total investment return–net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with the Company’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then current public offering price, net of sales load, on each monthly distribution payment date. Since there is no public market for the Company’s shares, terminal market value per share is assumed to be equal to net asset value per share on the last day of the period presented. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by shareholders in the purchase of the Company’s shares of common stock. Total investment return is not annualized for periods less than one year.

(8)	The computation of average net assets during the period is based on the daily value of net assets and borrowing balances, respectively. Ratios for periods less than one year are not annualized.

Note 13. Federal Income Tax

Income and capital gain distributions are determined in accordance with the Code and federal tax regulations, which may differ from amounts determined in accordance with GAAP. The book-to-tax differences, which could be material, are primarily due to differing treatments of income and gains on various investment securities held by the Company and expenses incurred by the Company. Permanent book-to-tax differences, both in timing and character, result in reclassifications to (i) capital in excess of par value and (ii) retained earnings (accumulated deficit), as appropriate.

During the year ended December 31, 2018, the Company increased retained earnings (accumulated deficit) by $495 and reduced capital in excess of par value by $495. During the year ended December 31, 2017, the Company increased retained earnings (accumulated deficit) by $1,188 and reduced capital in excess of par value by $1,188.

The following table reconciles net increase (decrease) in net assets resulting from operations to estimated taxable income available for distributions for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017	2016
Net increase (decrease) in net assets resulting from operations	$(832)	$4,637	$1,742
Net change in unrealized depreciation (appreciation) on investments	9,134	(197)	(737)
Net change in unrealized depreciation (appreciation) on foreign currency translation	(267)	(7)	5
Unearned performance-based incentive fee on unrealized gains	(279)	112	167
Nondeductible organizational and offering costs	6	406	—
Nondeductible distribution and shareholder servicing fees	376	964	251
Nondeductible excise tax expense	100	17	6
Deferral of post-October capital losses	503	—	—
Other book-tax differences	16	(31)	36

Taxable income available for distributions	$8,757	$5,901	$1,470

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 13. Federal Income Tax (continued)

The tax character of shareholder distributions attributable to the fiscal years ended December 31, 2018, 2017 and 2016 were as follows:

	Year Ended December 31,
	2018		2017		2016
Paid Distributions Attributable to:	Amount	Percentage	Amount	Percentage	Amount	Percentage
Ordinary income(1)	$7,408	100.0%	$5,771	99.4%	$1,247	100.0%
Realized long-term capital gains	—	—	35	0.6%	—	—

Total	$7,408	100.0%	$5,806	100.0%	$1,247	100.0%

Paid distributions as a percentage of taxable income available for distributions		84.6%		98.4%		84.9%

(1)	Including short-term capital gains of $115, $227 and $133 for the years ended December 31, 2018, 2017 and 2016, respectively.

As of December 31, 2018 and 2017, the components of tax-basis retained earnings (accumulated deficit) were as follows:

	As of December 31,
	2018	2017
Undistributed ordinary income, net	$1,590	$580
Unrealized gains (losses), net	(8,214)	669
Other temporary differences	(185)	(477)
Undistributed capital gains	339	—
Deferral of post-October capital losses(1)	(503)	—

Total retained earnings (accumulated deficit), net	$(6,973)	$772

(1)	Post-October capital losses incurred after October 31, 2018 are deemed to arise on the first day of the Company’s next taxable year.

For the years ended December 31, 2018 and 2017, the Company had estimated taxable income in excess of the distributions made from such taxable income during the year. The undistributed taxable income for the year ended December 31, 2018 is estimated to be $1,929, which will not be finalized until the 2018 tax returns are filed in 2019. For the year ended December 31, 2017, the Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the amounts carried forward to 2018 were $580.

The Company is generally subject to nondeductible federal excise taxes if it does not distribute to its shareholders an amount at least equal to the sum of (i) 98% of its net ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no federal income tax. For the years ended December 31, 2018, 2017 and 2016, the Company determined it had excess excise tax base income over the current year distributions. Accordingly, the Company recorded U.S. federal excise tax of $100, $17 and $6 for the years ended December 31, 2018, 2017 and 2016, respectively.

Note 14. Selected Quarterly Financial Data (Unaudited)

The following is the quarterly results of operations for the years ended December 31, 2018 and 2017. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

Corporate Capital Trust II

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 14. Selected Quarterly Financial Data (Unaudited) (continued)

	Quarter Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Investment income	$4,288	$4,245	$4,075	$3,452
Operating expenses
Net expenses and excise taxes	2,170	2,507	1,829	2,260

Net investment income	2,118	1,738	2,246	1,192
Realized and unrealized gain (loss)	(7,728)	922	(2,403)	1,083

Net increase (decrease) in net assets resulting from operations	$(5,610)	$2,660	$(157)	$2,275

Per share information—basic and diluted
Net investment income	$0.17	$0.14	$0.17	$0.09

Net increase (decrease) in net assets resulting from operations	$(0.45)	$0.21	$(0.01)	$0.18

Weighted average shares outstanding	12,493,015	12,588,969	12,836,067	12,776,314

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investment income	$3,304	$2,542	$1,791	$1,233
Operating expenses
Net expenses and excise taxes	1,785	1,543	854	614

Net investment income	1,519	999	937	619
Realized and unrealized gain (loss)	(119)	547	(52)	187

Net increase (decrease) in net assets resulting from operations	$1,400	$1,546	$885	$806

Per share information—basic and diluted
Net investment income	$0.13	$0.09	$0.10	$0.09

Net increase (decrease) in net assets resulting from operations	$0.12	$0.14	$0.09	$0.11

Weighted average shares outstanding	12,233,668	11,024,578	9,573,327	7,053,792

ANNEX A

AGREEMENT AND PLAN OF MERGER

among

FS INVESTMENT CORPORATION II,

NT ACQUISITION 1, INC.,

NT ACQUISITION 2, INC.,

NT ACQUISTION 3, INC.,

CORPORATE CAPITAL TRUST II,

FS INVESTMENT CORPORATION III,

FS INVESTMENT CORPORATION IV

and

FS/KKR ADVISOR, LLC

Dated as of May 31, 2019

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of May 31, 2019 (this “Agreement”), among Corporate Capital Trust II, a Delaware statutory trust (“CCT II”), FS Investment Corporation III, a Maryland corporation (“FSIC III”), FS Investment Corporation IV, a Maryland corporation (“FSIC IV”), FS Investment Corporation II, a Maryland corporation (“FSIC II”), NT ACQUISITION 1, Inc., a Maryland corporation and wholly-owned direct Consolidated Subsidiary of FSIC II (“Merger Sub 1”), NT ACQUISITION 2, Inc., a Delaware corporation and wholly-owned direct Consolidated Subsidiary of FSIC II (“Merger Sub 2”), NT ACQUISITION 3, Inc., a Maryland corporation and wholly-owned direct Consolidated Subsidiary of FSIC II (“Merger Sub 3”) and FS/KKR Advisor, LLC, a Delaware limited liability company (the “Joint Advisor”).

RECITALS

A. Each of CCT II, FSIC III, FSIC IV and FSIC II has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act, and the Joint Advisor is the investment adviser of each of CCT II, FSIC III, FSIC IV and FSIC II;

B. Upon the terms and subject to the conditions set forth in this Agreement, FSIC III, FSIC II and Merger Sub 1 intend to merge Merger Sub 1 with and into FSIC III (“Merger 1A”), with FSIC III as the surviving company in Merger 1A (sometimes referred to in such capacity as “Surviving Company 1”).

C. Immediately after Merger 1A, Surviving Company 1 shall merge with and into FSIC II (“Merger 1B”), with FSIC II as the surviving company in Merger 1B.

D. Upon the terms and subject to the conditions set forth in this Agreement, CCT II, FSIC II and Merger Sub 2 intend to merge Merger Sub 2 with and into CCT II (“Merger 2A”), with CCT II as the surviving company in Merger 2A (sometimes referred to in such capacity as “Surviving Company 2”).

E. Immediately after Merger 2A, Surviving Company 2 shall merge with and into FSIC II (“Merger 2B”), with FSIC II as the surviving company in Merger 2B.

F. Upon the terms and subject to the conditions set forth in this Agreement, FSIC IV, FSIC II and Merger Sub 3 intend to merge Merger Sub 3 with and into FSIC IV (“Merger 3A”), with FSIC IV as the surviving company in Merger 3A (sometimes referred to in such capacity as “Surviving Company 3”).

G. Immediately after Merger 3A, Surviving Company 3 shall merge with and into FSIC II (“Merger 3B” and, together with Merger 1A, Merger 1B, Merger 2A, Merger 2B and Merger 3A, the “Mergers”), with FSIC II as the surviving company in Merger 3B.

H. The Board of Governors of FSIC III, including all of the Independent Governors of FSIC III, has unanimously (i) determined that (x) this Agreement and the terms of Merger 1A and Merger 1B and the related Transactions are advisable and in the best interests of FSIC III and (y) the interests of FSIC III’s existing stockholders will not be diluted as a result of the Transactions and (ii) approved this Agreement and the Transactions.

I. The Board of Governors of CCT II, including all of the Independent Governors of CCT II, has unanimously (i) determined that (x) this Agreement and the terms of Merger 2A and Merger 2B and the related Transactions are advisable and in the best interests of CCT II and (y) the interests of CCT II’s existing stockholders will not be diluted as a result of the Transactions and (ii) approved this Agreement and the Transactions.

J. The Board of Governors of FSIC IV, including all of the Independent Governors of FSIC IV, has unanimously (i) determined that (x) this Agreement and the terms of Merger 3A and Merger 3B and the related Transactions are advisable and in the best interests of FSIC IV and (y) the interests of FSIC IV’s existing stockholders will not be diluted as a result of the Transactions and (ii) approved this Agreement and the Transactions.

K. The Board of Governors of FSIC II, including all of the Independent Governors of FSIC II, has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable and in the best interests of FSIC II and (y) the interests of FSIC II’s existing stockholders will not be diluted as a result of the Transactions and (ii) approved this Agreement and the Transactions.

L. The respective Boards of Governors of Merger Sub 1, Merger Sub 2, Merger Sub 3 and FSIC II, acting in FSIC II’s capacity as the sole stockholder of each of Merger Sub 1 and Merger Sub 3, have each approved this Agreement and the Transactions.

M. Immediately following the execution and delivery of this Agreement, FSIC II, in its capacity as sole stockholder of Merger Sub 2, will adopt this Agreement and approve the Transactions.

N. The parties intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code.

O. The parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE MERGERS

1.1 The Mergers.

(a) Subject to the terms and conditions of this Agreement, in accordance with the Maryland General Corporation Law (the “MGCL”), at Effective Time 1A, Merger Sub 1 shall merge with and into FSIC III, and the separate corporate existence of Merger Sub 1 shall cease. FSIC III shall be the surviving company in Merger 1A and shall continue its existence as a corporation under the Laws of the State of Maryland.

(b) Immediately after the occurrence of Effective Time 1A and in accordance with the MGCL, Surviving Company 1 shall merge with and into FSIC II and the separate corporate existence of Surviving Company 1 shall cease and all outstanding shares of common stock of Surviving Company 1 shall be cancelled and no consideration shall be exchanged therefor. FSIC II shall be the surviving company in Merger 1B and shall continue its existence as a corporation under the Laws of the State of Maryland.

(c) Subject to the terms and conditions of this Agreement, in accordance with the Delaware Statutory Trust Act and the General Corporation Law of the State of Delaware, at Effective Time 2A, Merger Sub 2 shall merge with and into CCT II, and the separate statutory trust existence of Merger Sub 2 shall cease. CCT II shall be the surviving company in Merger 2A and shall continue its existence as a trust under the Laws of the State of Delaware.

(d) Immediately after the occurrence of Effective Time 2A and in accordance with the Delaware Statutory Trust Act and the MGCL, Surviving Company 2 shall merge with and into FSIC II and the separate trust existence of Surviving Company 2 shall cease and all outstanding common shares of beneficial interest of Surviving Company 2 shall be cancelled and no consideration shall be exchanged therefor. FSIC II shall be the surviving company in Merger 2B and shall continue its existence as a corporation under the Laws of the State of Maryland.

(e) Subject to the terms and conditions of this Agreement, in accordance with the MGCL, at Effective Time 3A, Merger Sub 3 shall merge with and into FSIC IV, and the separate corporate existence of Merger Sub 3 shall cease. FSIC IV shall be the surviving company in Merger 3A and shall continue its existence as a corporation under the Laws of the State of Maryland.

(f) Immediately after the occurrence of Effective Time 3A and in accordance with the MGCL, Surviving Company 3 shall merge with and into FSIC II and the separate corporate existence of Surviving Company 3 shall cease and all outstanding shares of common stock of Surviving Company 3 shall be cancelled and no consideration shall be exchanged therefor. FSIC II shall be the surviving company in Merger 3B and shall continue its existence as a corporation under the Laws of the State of Maryland.

1.2 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Mergers (the “Closing”) shall take place at 10:00 a.m., Eastern Time, at the offices of Dechert LLP, 2929 Arch Street, Philadelphia, Pennsylvania 19104, on the date that is five (5) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).

1.3 Effective Times.

(a) Merger 1A shall become effective as set forth in the articles of merger (the “Articles of Merger 1A”) that shall be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the “SDAT”) on the Closing Date. The term “Effective Time 1A” shall be the date and time when Merger 1A becomes effective as set forth in the Articles of Merger 1A.

(b) Merger 1B shall become effective as set forth in the articles of merger (the “Articles of Merger 1B”) that shall be filed with, and accepted for record by, the SDAT on the Closing Date. The term “Effective Time 1B” shall be the date and time when Merger 1B becomes effective as set forth in the Articles of Merger 1B.

(c) Merger 2A shall become effective upon the later of the date and time of filing of the certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “DE SOS”) or such later date and time as may be specified in the Certificate of Merger as agreed to by the parties. The term “Effective Time 2A” shall be the date and time when Merger 2A becomes effective.

(d) Merger 2B shall become effective as set forth in the articles of merger (the “Articles of Merger 2B”) that shall be filed with, and accepted for record by, the SDAT on the Closing Date, and certificate of merger that shall be filed with, and accepted for record by, the DE SOS on the Closing Date. The term “Effective Time 2B” shall be the date and time when Merger 2B becomes effective as set forth in the Articles of Merger 2B.

(e) Merger 3A shall become effective as set forth in the articles of merger (the “Articles of Merger 3A”) that shall be filed with, and accepted for record by, the SDAT on the Closing Date. The term “Effective Time 3A” shall be the date and time when Merger 3A becomes effective as set forth in the Articles of Merger 3A.

(f) Merger 3B shall become effective as set forth in the articles of merger (the “Articles of Merger 3B”) that shall be filed with, and accepted for record by, the SDAT on the Closing Date. The term “Effective Time 3B” shall be the date and time when Merger 3B becomes effective as set forth in the Articles of Merger 3B.

1.4 Effects of the Mergers. At and after the Effective Time of each Merger, such Merger shall have the effects set forth in the Delaware Statutory Trust Act or the MGCL, as the case may be.

1.5 Conversions of Capital Stock.

(a) At Effective Time 1A, by virtue of Merger 1A and without any action on the part of FSIC III, FSIC II or Merger Sub 1 or the holder of any of the following securities:

(i) Each share of common stock, par value $0.001 per share, of Merger Sub 1 issued and outstanding immediately prior to Effective Time 1A shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of Surviving Company 1.

(ii) All shares of common stock, par value $0.001 per share, of FSIC III (the “FSIC III Common Shares”) issued and outstanding immediately prior to Effective Time 1A that are owned by FSIC II or any of its Consolidated Subsidiaries (including Merger Sub 1) shall be cancelled and shall cease to exist and no common stock, par value $0.001 per share, of FSIC II (the “FSIC II Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled FSIC III Shares”).

(iii) Subject to Section 1.5(a)(v), each FSIC III Common Share, except for the Cancelled FSIC III Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of FSIC II Common Stock equal to Exchange Ratio 1 (“Merger Consideration 1”).

(iv) All FSIC III Common Shares converted into the right to receive Merger Consideration 1 pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of Effective Time 1A, and each such FSIC III Common Share, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive Merger Consideration 1, cash in lieu of fractional shares into which such FSIC III Common Shares represented in non-certificated book-entry form have been converted pursuant to Section 2.2 and any dividends or other distributions payable pursuant to Section 2.4(b)(i).

(v) Exchange Ratio 1 shall be appropriately adjusted (to the extent not already taken into account in determining the Closing FSIC III Net Asset Value and/or the Closing FSIC II Net Asset Value, as applicable) to account for any Tax Dividends or if, between the Determination Date and Effective Time 1A, the respective outstanding shares of FSIC II Common Stock or outstanding FSIC III Common Shares shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period. Nothing in this Section 1.5(a)(v) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

(b) At Effective Time 1B, by virtue of Merger 1B and without any action on the part of Surviving Company 1 or FSIC II or the holder of any securities, all shares of common stock, par value $0.001 per share, of Surviving Company 1 issued and outstanding immediately prior to Effective Time 1B shall be cancelled and shall cease to exist and no shares of FSIC II Common Stock or any other consideration shall be delivered in exchange therefor.

(c) At Effective Time 2A, by virtue of Merger 2A and without any action on the part of CCT II, FSIC II or Merger Sub 2 or the holder of any of the following securities:

(i) Each share of common stock, par value $0.001 per share, of Merger Sub 2 issued and outstanding immediately prior to Effective Time 2A shall be converted into one validly issued, fully paid and nonassessable common share of beneficial interest, par value $0.001 per share, of Surviving Company 2.

(ii) All common shares of beneficial interest, par value $0.001 per share, of CCT II (the “CCT II Common Shares”) issued and outstanding immediately prior to Effective Time 2A that are owned by FSIC II or any of its Consolidated Subsidiaries (including Merger Sub 2) shall be cancelled and shall cease to exist and no FSIC II Common Stock or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled CCT II Shares”).

(iii) Subject to Section 1.5(c)(iv), each CCT II Common Share, except for the Cancelled CCT II Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of FSIC II Common Stock equal to Exchange Ratio 2 (“Merger Consideration 2”).

(iv) All CCT II Common Shares converted into the right to receive Merger Consideration 2 pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of Effective Time 2A, and each such CCT II Common Share, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive Merger Consideration 2, cash in lieu of fractional shares into which such CCT II Common Shares represented in non-certificated book-entry form have been converted pursuant to Section 2.2 and any dividends or other distributions payable pursuant to Section 2.4(b)(ii).

(v) Exchange Ratio 2 shall be appropriately adjusted (to the extent not already taken into account in determining the Closing CCT II Net Asset Value and/or the Closing FSIC II Net Asset Value, as applicable) to account for any Tax Dividends or if, between the Determination Date and Effective Time 2A, the respective outstanding shares of FSIC II Common Stock or outstanding CCT II Common Shares shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period. Nothing in this Section 1.5(c)(v) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

(d) At Effective Time 2B, by virtue of Merger 2B and without any action on the part of Surviving Company 2 or FSIC II or the holder of any securities, all common shares of beneficial interest, par value $0.001 per share, of Surviving Company 2 issued and outstanding immediately prior to Effective Time 2B shall be cancelled and shall cease to exist and no shares of FSIC II Common Stock or any other consideration shall be delivered in exchange therefor.

(e) At Effective Time 3A, by virtue of Merger 3A and without any action on the part of FSIC IV, FSIC II or Merger Sub 3 or the holder of any of the following securities:

(i) Each share of common stock, par value $0.001 per share, of Merger Sub 3 issued and outstanding immediately prior to Effective Time 3A shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of Surviving Company 3.

(ii) All shares of common stock, par value $0.001 per share, of FSIC IV (the “FSIC IV Common Shares”) issued and outstanding immediately prior to Effective Time 3A that are owned by FSIC II or any of its Consolidated Subsidiaries (including Merger Sub 3) shall be cancelled and shall cease to exist and no FSIC II Common Stock or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled FSIC IV Shares”).

(iii) Subject to Section 1.5(e)(iv), each FSIC IV Common Share, except for the Cancelled FSIC IV Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of FSIC II Common Stock equal to Exchange Ratio 3 (“Merger Consideration 3”).

(iv) All FSIC IV Common Shares converted into the right to receive Merger Consideration 3 pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of Effective Time 3A, and each such FSIC IV Common Share, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive Merger Consideration 3, cash in lieu of fractional shares into which such FSIC IV Common Shares represented in non-certificated book-entry form have been converted pursuant to Section 2.2 and any dividends or other distributions payable pursuant to Section 2.4(b)(iii).

(v) Exchange Ratio 3 shall be appropriately adjusted (to the extent not already taken into account in determining the Closing FSIC IV Net Asset Value and/or the Closing FSIC II Net Asset Value, as applicable) to account for any Tax Dividends or if, between the Determination Date and Effective Time 3A, the respective outstanding shares of FSIC II

Common Stock or outstanding FSIC IV Common Shares shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period. Nothing in this Section 1.5(e)(v) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

(f) At Effective Time 3B, by virtue of Merger 3B and without any action on the part of Surviving Company 3 or FSIC II or the holder of any securities, all shares of common stock, par value $0.001 per share, of Surviving Company 3 issued and outstanding immediately prior to Effective Time 3B shall be cancelled and shall cease to exist and no shares of FSIC  II Common Stock or any other consideration shall be delivered in exchange therefor.

1.6 Governing Documents of the Surviving Companies.

(a) The charter of FSIC III and the bylaws of FSIC III, in each case as in effect immediately prior to Effective Time 1A, shall be the charter and the bylaws of Surviving Company 1 as of Effective Time 1A, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.

(b) The charter of FSIC II and the bylaws of FSIC II, in each case as in effect immediately prior to Effective Time 1B, shall be the charter and the bylaws of FSIC II as of Effective Time 1B, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.

(c) The declaration of trust of CCT II and the bylaws of CCT II, in each case as in effect immediately prior to Effective Time 2A, shall be the declaration of trust and the bylaws of Surviving Company 2 as of Effective Time 2A, until thereafter amended in accordance with applicable Law and the respective terms of such declaration of trust and bylaws, as applicable.

(d) The charter of FSIC II and the bylaws of FSIC II, in each case as in effect immediately prior to Effective Time 2B, shall be the charter and the bylaws of FSIC II as of Effective Time 2B, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.

(e) The charter of FSIC IV and the bylaws of FSIC IV, in each case as in effect immediately prior to Effective Time 3A, shall be the charter and the bylaws of Surviving Company 3 as of Effective Time 3A, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.

(f) The charter of FSIC II and the bylaws of FSIC II, in each case as in effect immediately prior to Effective Time 3B, shall be the charter and the bylaws of FSIC II as of Effective Time 3B, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.

1.7 Trustees/Governors and Officers.

(a) Articles of Merger 1A will provide that subject to applicable Law, the directors and officers of Merger Sub 1 immediately prior to Effective Time 1A shall be the trustees and officers of Surviving Company 1 and shall hold office until the next annual meeting of Surviving Company 1 and until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

(b) The directors and officers of FSIC II immediately prior to Effective Time 1B shall be the directors and officers of FSIC II immediately after consummation of Merger 1B and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

(c) Subject to applicable Law, the directors and officers of Merger Sub 2 immediately prior to Effective Time 2A shall be the directors and officers of Surviving Company 2 and shall hold office until the next annual meeting of Surviving Company 2 and until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

(d) The directors and officers of FSIC II immediately prior to Effective Time 2B shall be the directors and officers of FSIC II immediately after consummation of Merger 2B and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

(e) Articles of Merger 3A will provide that the directors and officers of Merger Sub 3 immediately prior to Effective Time 3A shall be the directors and officers of Surviving Company 3 and shall hold office until the next annual meeting of Surviving Company 3 and until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

(f) The directors and officers of FSIC II immediately prior to Effective Time 3B shall be the directors and officers of FSIC II immediately after consummation of Merger 3B and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

1.8 Effect on FSIC II Common Stock. Each share of FSIC II Common Stock outstanding immediately prior to each Effective Time shall remain outstanding.

ARTICLE II

MERGER CONSIDERATION

2.1 Delivery of Evidence of FSIC II Common Stock. As soon as reasonably practicable after the applicable Effective Time, FSIC II shall deposit with its transfer agent evidence of book-entry shares representing FSIC II Common Stock issuable as Merger Consideration 1 pursuant to Section 1.5(a)(iii), Merger Consideration 2 pursuant to Section 1.5(c)(iii) or Merger Consideration 3 pursuant to 1.5(e)(iii), as applicable.

2.2 Fractional Shares. At the election of FSIC II, any holder of FSIC III Common Shares, CCT II Common Shares or FSIC IV Common Shares converted pursuant to the Mergers that would otherwise have been entitled to receive a fraction of a share of FSIC II Common Stock pursuant to Section 1.5(a), Section 1.5(c) or Section 1.5(e), as applicable, shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of FSIC II Common Stock multiplied by (ii) the Closing FSIC II Net Asset Value. In such case, no fractional share of FSIC II Common Stock shall be issued upon the conversion of the applicable FSIC III Common Shares pursuant to Section 1.5(a), CCT II Common Shares pursuant to Section 1.5(c) or FSIC IV Common Shares pursuant to Section 1.5(e), and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a holder of FSIC II Common Stock. For purposes of this Section 2.2, all fractional shares to which a single record holder would be entitled shall be aggregated and calculations shall be rounded to three decimal places.

2.3 Paying and Exchange Agent. Prior to the Closing, FSIC II shall appoint FSIC II’s transfer agent or other bank or trust company to act as exchange agent (the “Paying and Exchange Agent”) hereunder, pursuant to an agreement in a form reasonably acceptable to each of the parties. Following the Effective Time, FSIC II shall deposit, or shall cause to be deposited, with the Paying and Exchange Agent cash sufficient to pay the aggregate cash for fractional shares in accordance with Section 2.2. Any cash deposited with the Paying and Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”

2.4 Delivery of Merger Consideration.

(a) Each holder of record of FSIC III Common Shares (other than the Cancelled FSIC III Shares), CCT II Common Shares (other than the Cancelled CCT II Shares) or FSIC IV Common Shares (other than the Cancelled FSIC IV Shares) in book-entry form that were converted into the right to receive Merger Consideration 1, Merger Consideration 2 or Merger Consideration 3, as applicable, pursuant to Section 1.5(a)(iii), Section 1.5(c)(iii), or Section 1.5(e)(iii), as applicable, and any cash in lieu of fractional shares of FSIC II Common Stock to be issued or paid in consideration therefor and any dividends and other distributions pursuant to Section 2.4(b), shall, promptly after the applicable Effective Time, be entitled to receive Merger Consideration 1, Merger Consideration 2 or Merger Consideration 3, as the case may be, any cash in lieu of fractional shares of FSIC II Common Stock to be issued or paid in consideration therefor and any dividends or other distributions to which such holder is entitled pursuant to Section 2.4(b). The Exchange Fund shall not be used for any other purpose other than the purposes provided for in the immediately preceding sentence.

(b) Subject to the effect of applicable abandoned property, escheat or similar Laws:

(i) following Effective Time 1A, the record holder of FSIC III Common Shares (other than Cancelled FSIC III Shares) immediately prior to Effective Time 1A shall be entitled to receive, without interest, (A) the amount of dividends or other distributions with a record date after Effective Time 1A theretofore payable with respect to the whole shares of FSIC II Common Stock represented by such FSIC III Common Shares and not paid and/or (B) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of FSIC II Common Stock represented by such FSIC III Common Shares with a record date after Effective Time 1A (but before such surrender date) and with a payment date subsequent to the issuance of FSIC II Common Stock issuable with respect to such FSIC III Common Shares;

(ii) following Effective Time 2A, the record holder of CCT II Common Shares (other than Cancelled CCT II Shares) immediately prior to Effective Time 2A shall be entitled to receive, without interest, (A) the amount of dividends or other distributions with a record date after Effective Time 2A theretofore payable with respect to the whole shares of FSIC II Common Stock represented by such CCT II Common Shares and not paid and/or (B) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of FSIC II Common Stock represented by such CCT II Common Shares with a record date after Effective Time 2A (but before such surrender date) and with a payment date subsequent to the issuance of FSIC II Common Stock issuable with respect to such CCT II Common Shares; and

(iii) following Effective Time 3A, the record holder of FSIC IV Common Shares (other than Cancelled FSIC IV Shares) immediately prior to Effective Time 3A shall be entitled to receive, without interest, (A) the amount of dividends or other distributions with a record date after Effective Time 3A theretofore payable with respect to the whole shares of FSIC II Common Stock represented by such FSIC IV Common Shares and not paid and/or (B) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of FSIC II Common Stock represented by such FSIC IV Common Shares with a record date after Effective Time 3A (but before such surrender date) and with a payment date subsequent to the issuance of FSIC II Common Stock issuable with respect to such FSIC IV Common Shares.

2.5 No Further Ownership Rights. All Merger Consideration 1 paid by FSIC II in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to FSIC III Common Shares in respect of which such Merger Consideration 1 was paid. From and after Effective Time 1A, the share transfer books of FSIC III shall be closed, and there shall be no further transfers on the share transfer books of FSIC III of the FSIC III Common Shares that were issued and outstanding immediately prior to Effective Time 1A. All Merger Consideration 2 paid by FSIC II in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to CCT II Common Shares in respect of which such Merger Consideration 2 was paid. From and after Effective Time 2A, the share transfer books of CCT II shall be closed, and there shall be no further transfers on the share transfer books of CCT II of the CCT II Common Shares that were issued and outstanding immediately prior to Effective Time 2A. All Merger Consideration 3 paid by FSIC II in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to FSIC IV Common Shares in respect of which such Merger Consideration 3 was paid. From and after Effective Time 3A, the share transfer books of FSIC IV shall be closed, and there shall be no further transfers on the share transfer books of FSIC IV of the FSIC IV Common Shares that were issued and outstanding immediately prior to Effective Time 3A.

2.6 Net Asset Value Calculations.

(a) FSIC III shall deliver to the other parties a calculation of (x) the net asset value per share of FSIC III as of a date mutually agreed between the parties, such date to be no earlier than 48 hours (excluding Sundays and holidays) prior to Effective Time 1A (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by FSIC III in preparing the calculation of the net asset value per share of FSIC III (with an accrual for any Tax Dividend declared by FSIC III and not yet paid) divided by (y) the number of FSIC III Common Shares issued and outstanding as of the Determination Date (such quotient, the “Closing FSIC III Net Asset Value”); provided that FSIC III shall update the calculation of the Closing FSIC III Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing FSIC III Net Asset Value prior to the Closing and as needed to ensure the Closing FSIC III Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to Effective Time 1A; provided further that the Board of Governors of FSIC III shall be required to approve, and the Joint Advisor shall certify in writing to the other parties, the calculation of the Closing FSIC III Net Asset Value.

(b) CCT II shall deliver to the other parties a calculation of (x) the net asset value per share of CCT II as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by CCT II in preparing the calculation of the net asset value per share of CCT II (with an accrual for any Tax Dividend declared by CCT II and not yet paid) divided by (y) the number of CCT II Common Shares issued and outstanding as of the Determination Date (such quotient, the “Closing CCT II Net Asset Value”); provided that CCT II shall update the calculation of the Closing CCT II Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing CCT II Net Asset Value prior to the Closing and as needed to ensure the Closing CCT II Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to Effective Time 2A; provided further that the Board of Governors of CCT II shall be required to approve, and the Joint Advisor shall certify in writing to the other parties, the calculation of the Closing CCT II Net Asset Value.

(c) FSIC IV shall deliver to the other parties a calculation of (x) the net asset value per share of FSIC IV as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by FSIC IV in preparing the calculation of the net asset value per share of FSIC IV (with an accrual for any Tax Dividend declared by FSIC IV and not yet paid) divided by (y) the number of FSIC IV Common Shares issued and outstanding as of the Determination Date (such quotient, the “Closing FSIC IV Net Asset Value”); provided that FSIC IV shall update the calculation of the Closing FSIC IV Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing FSIC IV Net Asset Value prior to the Closing and as needed to ensure the Closing FSIC IV Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to Effective Time 3A; provided further that the Board of Governors of FSIC IV shall be required to approve, and the Joint Advisor shall certify in writing to the other parties, the calculation of the Closing FSIC IV Net Asset Value.

(d) FSIC II shall deliver to the other parties a calculation of (x) the net asset value per share of FSIC II as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used in preparing the calculation of the net asset value per share of FSIC II divided by (y) the number of shares of FSIC II Common Stock issued and outstanding as of the Determination Date (such quotient, the “Closing FSIC II Net Asset Value”); provided that FSIC II shall update the calculation of the Closing FSIC II Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing FSIC II Net Asset Value prior to the Closing and as needed to ensure the Closing FSIC II Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to Effective Time 1A; provided further that the Board of Governors of FSIC II shall be required to approve, and the Joint Advisor shall certify in writing to the other parties, the calculation of the Closing FSIC II Net Asset Value.

(e) In connection with preparing the calculations provided pursuant to this Section 2.6, each of CCT II, FSIC III, FSIC IV and FSIC II will use the portfolio valuation methods approved by its respective Board of Governors for valuing the securities and other assets of CCT II, FSIC III, FSIC IV or FSIC II, as applicable, as of the Recent Date.

(f) The Joint Advisor agrees to give each of CCT II, FSIC III, FSIC IV and FSIC II and its respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.6 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including without limitation any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individuals remain employed by the Joint Advisor or its Affiliates.

2.7 Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to stockholders of CCT II, FSIC III or FSIC IV as of the first anniversary of the Closing Date may be paid to FSIC II, upon FSIC II’s written demand to the Paying and Exchange Agent. In such event, any former stockholders of CCT II, FSIC III or FSIC IV who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of FSIC II Common Stock shall thereafter look only to FSIC II with respect to such cash in lieu of fractional shares, without any interest thereon. Notwithstanding the foregoing, none of FSIC II, FSIC III, FSIC IV, CCT II, Surviving Company 1, Surviving Company 2, Surviving Company 3, Merger Sub 1, Merger Sub 2, Merger Sub 3, the Paying and Exchange Agent or any other Person shall be liable to any former holder of CCT II Common Shares, FSIC III Common Shares or FSIC IV Common Shares for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.

2.8 Withholding Rights. FSIC II or the Paying and Exchange Agent, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of CCT II Common Shares, FSIC III Common Shares or FSIC IV Common Shares such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF CCT II, FSIC III AND FSIC IV

Except with respect to matters that have been Previously Disclosed, each of CCT II, FSIC III and FSIC IV (each, a “Company”), severally only as to itself, hereby represents and warrants to FSIC  II and each other Company that:

3.1 Organization.

(a) CCT II is a statutory trust duly organized and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. FSIC III is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the SDAT. FSIC IV is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the SDAT. Such Company has the requisite trust or corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Company. Such Company has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Governing Documents of such Company, as in effect as of the date of this Agreement, have previously been publicly filed by such Company.

(c) Each Consolidated Subsidiary of such Company (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Company.

3.2 Capitalization.

(a) The authorized capital stock of CCT II consists of (i) 1,000,000,000 shares of CCT II Common Stock, of which 12,209,073.317 were outstanding as of the close of business on May 29, 2019 (the “Capitalization Date”) and (ii) 100,000,000 shares of preferred stock, par value $0.001 per share, of which none were outstanding as of the Capitalization Date. The authorized capital stock of FSIC III consists of (i) 550,000,000 FSIC III Common Shares, of which 288,369,022.948 were outstanding as of the close of business on the Capitalization Date and (ii) 50,000,000 shares of preferred stock, par value $0.001 per share, of which none were outstanding as of the Capitalization Date. The authorized capital stock of FSIC IV consists of (i) 1,100,000,000 FSIC IV Common Shares, of which 31,408,671.647 were outstanding as of the close of business on the Capitalization Date and (ii) 50,000,000 shares of preferred stock, par value $0.001 per share, of which none were outstanding as of the Capitalization Date.

(b) All of the issued and outstanding Applicable Common Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to such Company attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of such Company may vote (“CCT II Voting Debt”, “FSIC III Voting Debt” or “FSIC IV Voting Debt”, as applicable) is issued or outstanding. As of the Capitalization Date, except pursuant to such Company’s distribution reinvestment plan, such Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any Applicable Common Shares, Voting Debt or any other equity securities of such Company or any securities representing the right to purchase or otherwise receive any Applicable Common Shares, Voting Debt or other equity securities of such Company. There are no obligations of such Company or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of such Company, Voting Debt or any equity security of such Company or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Voting Debt or any other equity security of such Company or its Consolidated Subsidiaries or (ii) pursuant to which such Company or any of its Consolidated Subsidiaries is or could be required to register shares of such Company’s capital stock or other securities under the Securities Act. All of the Applicable Common Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act or an appropriate exemption therefrom and in accordance with the Investment Company Act and, if applicable, state “blue sky” Laws.

(c) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of such Company are owned by such Company, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of the Company has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

3.3 Authority; No Violation.

(a) Such Company has all requisite trust or corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Board of Governors of such Company, including all of the Independent Governors of such Company. The Board of Governors of such Company, including all of the Independent Governors of such Company, has unanimously determined that this Agreement and the terms of Mergers to which such Company is a party and the related Transactions are advisable and in the best interests of such Company, determined that the interests of such Company’s existing stockholders will not be diluted as a result of the Transactions, has approved the Applicable Matters and has directed that the Applicable Matters be submitted to such Company’s stockholders for approval at a duly held meeting of such stockholders (the “CCT II Stockholders Meeting”, the “FSIC III Stockholders Meeting” or the “FSIC IV Stockholders Meeting”, as applicable) and has adopted a resolution to the foregoing effect. Except for receipt of the applicable Requisite Vote, the Applicable Matters have been authorized by all necessary trust or corporate action. This Agreement has been duly and validly executed and delivered by such Company and (assuming due authorization, execution and delivery by the other parties to this Agreement) constitutes the valid and binding obligation of such Company, enforceable against such Company in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).

(b) Neither the execution and delivery of this Agreement by such Company, nor the consummation by such Company of the Transactions, nor performance of this Agreement by such Company, will (i) violate any provision of its Governing Documents or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to such Company, any of its Consolidated Subsidiaries or (B) except as set forth in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of such Company or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which such Company or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on such Company.

3.4 Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by such Company of the Mergers and the other Transactions, except for (i) the filing with the SEC of a joint proxy statement/prospectus in definitive form relating to the CCT II Stockholders Meeting, the FSIC II Stockholders Meeting, the FSIC III Stockholders Meeting and the FSIC IV Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the Applicable Merger Filings, (iii) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iv) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of FSIC II Common Stock pursuant to this Agreement, (v) the reporting of this Agreement on a Current Report on Form 8-K and (vi) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole.

3.5 Reports.

(a) Such Company has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since January 1, 2016 (the “Applicable Date”) with the SEC (the “Applicable SEC Reports”). No Applicable SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of their respective dates, all Applicable SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of such Company is required to make any filing with the SEC.

(b) Neither such Company nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to such Company’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of the applicable Surviving Company or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has such Company or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of such Company, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) Such Company has made available to the other parties to this Agreement all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of such Company (i) there are no unresolved comments from the SEC with respect to the Applicable SEC Reports or any SEC examination of such Company and (ii) none of the Applicable SEC Reports is subject to any ongoing review by the SEC.

3.6 Company Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of such Company and its Consolidated Subsidiaries included (or incorporated by reference) in the Applicable II SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of such Company and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Deloitte & Touche LLP has not resigned, threatened resignation or been dismissed as such Company’s independent public accountant as a result of or in connection with any disagreements with such Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of such Company of December 31, 2018 included in the audited financial statements set forth in such Company’s annual report on Form 10-K for the year ended December 31, 2018 (the “Applicable Balance Sheet”), (B) liabilities reflected or reserved against on the Applicable Quarterly Balance Sheet, (C) liabilities incurred in the ordinary course of business since December 31, 2018, (D) liabilities incurred in connection with this Agreement and the Transactions, (E) liabilities otherwise disclosed in the Applicable SEC Reports and (F) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Company, neither such Company nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the Applicable Balance Sheet or the Applicable Quarterly Balance Sheet in accordance with GAAP.

(c) Neither such Company nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of such Company and its Consolidated Subsidiaries in the Applicable SEC Reports.

(d) Since the Applicable Date, (i) neither such Company nor any of its Consolidated Subsidiaries nor, to the knowledge of such Company, any trustee, director, officer, auditor, accountant or representative of such Company or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of such Company or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that such Company or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing such Company or any of its Consolidated Subsidiaries, whether or not employed by such Company or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities Laws, breach of duty or similar violation by such Company or any of its trustees, directors, officers or agents to the Board of Governors of such Company or any committee thereof or to any trustee, director or officer of such Company.

(e) Neither such Company nor any of its Consolidated Subsidiaries is a party to any securitization transaction with respect to the assets of such Company or its Consolidated Subsidiaries or off-balance sheet arrangement with respect to such Company (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).

(f) To such Company’s knowledge, since the Applicable Date, the Applicable Accounting Firms, which have expressed their opinions with respect to the financial statements of such Company and its Consolidated Subsidiaries included in the Applicable SEC Reports (including the related notes), have been (i) “independent” with respect to such Company and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(g) The principal executive officer and principal financial officer of such Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and such Company is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.

(h) Such Company has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by such Company in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to such Company’s management as appropriate to allow timely decisions regarding required disclosure and to allow such Company’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) such Company’s management, with the participation of such Company’s principal executive and financial officers, has completed an assessment of the effectiveness of such Company’s internal controls over financial reporting for the fiscal year ended December 31, 2018 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that such Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, using the framework specified in such Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018;

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Board of Governors of such Company (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of such Company’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for such Company’s auditors any material weaknesses in internal controls; and

(iv) provided to FSIC II and each other Company true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the Board of Governors of such Company that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to the other parties to this Agreement true, complete and correct copies of any such disclosures that are made after the date hereof.

(i) The fair market value of such Company’s investments as of the Recent Date (i) was determined in accordance with FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the Board of Governors of such Company.

(j) To such Company’s knowledge, there is no fraud or suspected fraud affecting such Company involving management of such Company or employees of the Joint Advisor who have significant roles in such Company’s internal control over financial reporting, when such fraud could have a material effect on such Company’s consolidated financial statements.

3.7 Broker’s Fees. Except for J.P. Morgan Securities LLC, neither such Company nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions.

3.8 Absence of Changes or Events. Since December 31, 2018, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of such Company and its Consolidated Subsidiaries has been conducted in the ordinary course of business and (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Company.

3.9 Compliance with Applicable Law; Permits.

(a) Such Company and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Company. Such Company has not received any written or, to such Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole. Such Company was fully qualified to sell the Applicable Common Shares in each jurisdiction in which such shares were registered and sold as of the time of the sale of the Applicable Common Stock, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Company.

(b) Such Company is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Company.

(c) Such Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for such Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to such Company’s Board of Governors and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole.

(d) Such Company and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit such Company and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole. Such Company has not received any written or, to such Company’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of such Company has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of such Company, threatened that would result in any such disqualification.

(f) The minute books and other similar records of such Company contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of such Company, the Board of Governors of such Company and any committees of the Board of Governors of such Company.

3.10 State Takeover Laws. No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law (any such Laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.

3.11 Company Information. None of the information supplied or to be supplied by such Company for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to the stockholders of CCT II, FSIC III, FSIC IV or FSIC II or at the time of the Applicable Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by such Company with respect to information supplied by the other parties to this Agreement for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

3.12 Taxes and Tax Returns.

(a) Such Company and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of such Company or any of its Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon such Company or any of its Consolidated Subsidiaries for which such Company does not have reserves that are adequate under GAAP. Neither such Company nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among such Company and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither such Company nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither such Company nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by such Company or any of its Consolidated Subsidiaries. Neither such Company nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2). Within the past seven years, if such Company or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) Such Company made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). such Company has qualified as a RIC at all times since the beginning of its taxable year ending December 31, 2016 and expects to continue to so qualify through the Effective Time. No challenge to such Company’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of such Company ending on or before the Effective Time, such Company has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by such Company after the date of this Agreement has been timely paid).

(c) Such Company and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(d) Such Company is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(e) Such Company has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(f) Such Company is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(g) No claim has been made in writing by a taxing authority in a jurisdiction where such Company or any of its Consolidated Subsidiaries does not file Tax Returns that such Company or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(h) Neither such Company nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(i) Neither such Company nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(j) Neither such Company nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than such Company and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(k) Neither such Company nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is such Company or any of its Consolidated Subsidiaries).

(l) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of such Company or any of its Consolidated Subsidiaries.

3.13 Litigation. There are no material Proceedings pending or, to such Company’s knowledge, threatened against such Company or any of its Consolidated Subsidiaries. There is no Order binding upon such Company or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole.

3.14 Employee Matters. Neither such Company nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).

3.15 Certain Contracts.

(a) Such Company has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the other parties to this Agreement of, all Contracts (collectively, the “Applicable Material Contracts”) to which, as of the date hereof, such Company or any of its Consolidated Subsidiaries is a party, or by which such Company or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of such Company, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to such Company or its financial condition or results of operations;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of such Company or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by such Company or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;

(iii) any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of such Company or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole);

(iv) except with respect to investments set forth in the Applicable SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to such Company and its Consolidated Subsidiaries, taken as a whole;

(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of such Company and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that such Company and its Consolidated Subsidiaries conducts or may conduct;

(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the Applicable SEC Reports;

(vii) any Contract that obligates such Company or any of its Consolidated Subsidiaries to conduct any business that is material to such Company and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Mergers, will obligate any Surviving Company or any of its Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis; or

(viii) any Contract with a Governmental Entity.

(b) Each Material Contract is (x) valid and binding on such Company or its applicable Consolidated Subsidiary and, to such Company’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole. The investment advisory agreement between such Company and the Joint Advisor has been approved by the Board of Governors and stockholders of such Company in accordance with Section 15 of the Investment Company Act. Neither such Company nor any of its Consolidated Subsidiaries nor, to such Company’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Company. No Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to such Company or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole.

3.16 Insurance Coverage. All Applicable Insurance Policies of such Company, including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to any such Applicable Insurance Policy have been paid. Neither such Company nor any of its Consolidated Subsidiaries has received written notice of cancellation of any Applicable Insurance Policy.

3.17 Intellectual Property. Such Company and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Applicable Intellectual Property Rights, except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole. No claims are pending for which such Company has received written notice or, to the knowledge of such Company, threatened (i) that such Company or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Applicable Intellectual Property Right is invalid or unenforceable. To the knowledge of such Company, no Person is infringing, misappropriating or using without authorization the rights of such Company or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to such Company and its Consolidated Subsidiaries, taken as a whole.

3.18 Environmental Matters. There are no material Proceedings of any kind, pending or, to the knowledge of such Company, threatened, against such Company or any of its Consolidated Subsidiaries, arising under any Environmental Law. There are no Orders by or with any Governmental Entity, imposing any material liability or obligation on such Company or any of its Consolidated Subsidiaries under or in respect of any Environmental Law. There are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by such Company or any of its Consolidated Subsidiaries during the period of such Company’s or its Consolidated Subsidiary’s ownership or lease that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Company. None of such Company’s nor any of its Consolidated Subsidiaries have entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by such Company or any of its Consolidated Subsidiaries.

3.19 Real Property. Neither such Company nor any of its Consolidated Subsidiaries owns or leases any real property.

3.20 Investment Assets. Each of such Company and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of such Company or its Consolidated Subsidiaries under the credit facilities which have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date of this Agreement, the value of investments owned by such Company that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of such Company’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).
3.21 Appraisal Rights. If the amendment to the Applicable Charter contemplated by the Applicable Matters is approved by the applicable Requisite Vote, no appraisal rights shall be available to holders of Applicable Common Shares in connection with the Transactions.

3.22 Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by such Company that is used in connection with the computations made by such Company pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the Board of Governors of such Company as of the Recent Date and set forth in such Company’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by such Company other than investment assets that are used in connection with the computations made by such Company pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Board of Governors of such Company as of the Recent Date. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Board of Governors of such Company for purposes of such computations were or will be determined by such Board of Governors in good faith in accordance with the valuation methods set forth in such Company’s valuation policies and procedures adopted by its Board of Governors as of the Recent Date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF FSIC II

Except with respect to matters that have been Previously Disclosed, FSIC II hereby represents and warrants to each Company that:

4.1 Organization.

(a) Each of FSIC II, Merger Sub 1 and Merger Sub 3 is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the SDAT. Merger Sub 2 is a Delaware corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. Each of FSIC II, Merger Sub 1, Merger Sub 2 and Merger Sub 3 has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC II. FSIC II has duly elected to be regulated as a BDC and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Articles of Amendment and Restatement (and Articles Supplementary) of FSIC II (the “FSIC II Charter”) and the Third Amended and Restated Bylaws of FSIC II (the “FSIC II Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by FSIC II.

(c) Each Consolidated Subsidiary of FSIC II (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC II.

4.2 Capitalization.

(a) The authorized capital stock of FSIC II consists of (i) 450,000,000 shares of FSIC II Common Stock, of which 324,182,415.057 were outstanding as of the close of business on the Capitalization Date and (ii) 50,000,000 shares of preferred stock, par value $0.001 per share, of which none were outstanding as of the Capitalization Date. All of the issued and outstanding shares of FSIC II Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to FSIC II attaching to the ownership thereof. All of the shares of FSIC II Common Stock constituting Merger Consideration 1, Merger Consideration 2 and Merger Consideration 3 will be, when issued pursuant to the terms of the applicable Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to FSIC II attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of FSIC II may vote (“FSIC II Voting Debt”) is issued or outstanding. As of the Capitalization Date, except pursuant to FSIC II’s distribution reinvestment plan, FSIC II does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of FSIC II Common Stock, FSIC II Voting Debt or any other equity securities of FSIC II or any securities representing the right to purchase or otherwise receive any shares of FSIC II Common Stock, FSIC II Voting Debt or other equity securities of FSIC II. There are no obligations of FSIC II or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of FSIC II, FSIC II Voting Debt or any equity security of FSIC II or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, FSIC II Voting Debt or any other equity security of FSIC II or its Consolidated Subsidiaries or (ii) pursuant to which FSIC II or any of its Consolidated Subsidiaries is or could be required to register shares of FSIC II capital stock or other securities under the Securities Act. All of FSIC II Common Stock sold has been sold pursuant to an effective registration statement filed under the Securities Act or an appropriate exemption therefrom and in accordance with the Investment Company Act, and, if applicable state “blue sky” Laws.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of FSIC II are owned by FSIC II, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of FSIC II has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

4.3 Authority; No Violation.

(a) Each of FSIC II, Merger Sub 1, Merger Sub 2 and Merger Sub 3 has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Boards of Governors of each of FSIC II, including all of the Independent Governors of FSIC II, Merger Sub 1, Merger Sub 2 and Merger Sub 3. The Board of Governors of FSIC II, including all of the Independent Governors of FSIC II, has unanimously determined that this Agreement and the terms of the Mergers and the related Transactions are advisable and in the best interests of FSIC II, determined that the interests of FSIC II’s existing stockholders will not be diluted as a result of the Transactions, has approved the FSIC II Matters and has directed that the FSIC II Matters be submitted to FSIC II’s stockholders for approval at a duly held meeting of such stockholders (the “FSIC II Stockholders Meeting”) and has adopted a resolution to the foregoing effect. Except for receipt of the FSIC II Requisite Vote and the adoption of this Agreement by FSIC II, in its capacity as sole stockholder of Merger Sub 2, the Mergers and the other Transactions have been authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by FSIC II, Merger Sub 1, Merger Sub 2 and Merger Sub 3 and (assuming due authorization, execution and delivery by each Company) constitutes the valid and binding obligation of each of FSIC II, Merger Sub 1, Merger Sub 2, and Merger Sub 3, enforceable against each of FSIC II, Merger Sub 1, Merger Sub 2 and Merger Sub 3 in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).

(b) Neither the execution and delivery of this Agreement by FSIC II, Merger Sub 1, Merger Sub 2 or Merger Sub 3, nor the consummation by FSIC II, Merger Sub 1, Merger Sub 2 or Merger Sub 3 of the Transactions, nor performance of this Agreement by FSIC II, Merger Sub 1, Merger Sub 2 or Merger Sub 3 will (i) violate any provision of the FSIC II Charter, FSIC II Bylaws or the governing documents of Merger Sub 1, Merger Sub 2 or Merger Sub 3 or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to FSIC II or any of its Consolidated Subsidiaries or (B) except as set forth in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of FSIC II or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which FSIC II or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on FSIC II.

4.4 Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by FSIC II, Merger Sub 1, Merger Sub 2 or Merger Sub 3 of the Mergers and the other Transactions, except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) (x) the filing of the Certificates of Merger with, and the acceptance for the record of the Certificate of Merger by, the DE SOS, in respect of Merger 1A and Merger 1B, (y) the filing of the applicable Articles of Merger with, and the acceptance for record of the applicable Articles of Merger by, the SDAT, in respect of Merger 1B, Merger 2A, Merger 2B, Merger 3A and Merger 3B, (iii) any notices or filings under the HSR Act, (iv) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of FSIC II Common Stock pursuant to this Agreement, (v) the reporting of this Agreement on a Current Report on Form 8-K and (vi) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole.

4.5 Reports.

(a) FSIC II has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since the Applicable Date with the SEC (such filings since the Applicable Date, the “FSIC II SEC Reports”). No FSIC II SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of their respective dates, all FSIC II SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of FSIC II is required to make any filing with the SEC.

(b) Neither FSIC II nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to FSIC II’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of FSIC II or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has FSIC II or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of FSIC II, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) FSIC II has made available to each Company all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of FSIC II, (i) there are no unresolved comments from the SEC with respect to the FSIC II SEC Reports or any SEC examination of FSIC II and (ii) none of the FSIC II SEC Reports is subject to any ongoing review by the SEC.

4.6 FSIC II Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of FSIC II and its Consolidated Subsidiaries included (or incorporated by reference) in the FSIC II SEC Reports (including the related notes, where applicable): (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of FSIC II and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Deloitte & Touche LLP has not resigned, threatened resignation or been dismissed as FSIC II’s independent public accountant as a result of or in connection with any disagreements with FSIC II on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of FSIC II as of December 31, 2018 included in the audited financial statements set forth in FSIC II’s annual report on Form 10-K for the year ended December 31, 2018 (the “FSIC II Balance Sheet”), (B) liabilities reflected or reserved against on the consolidated unaudited balance sheet of FSIC II as of March 31, 2019 included in the unaudited financial statements set forth in FSIC II’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2019 (the “FSIC II Quarterly Balance Sheet”), (C) liabilities incurred in the ordinary course of business since December 31, 2018, (D) liabilities incurred in connection with this Agreement and the Transactions, (E) liabilities otherwise disclosed in the FSIC II SEC Reports and (F) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC II, neither FSIC II nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the FSIC II Balance Sheet or the FSIC II Quarterly Balance Sheet in accordance with GAAP.

(c) Neither FSIC II nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of FSIC II and its Consolidated Subsidiaries in the FSIC II SEC Reports.

(d) Since the Applicable Date, (i) neither FSIC II nor any of its Consolidated Subsidiaries nor, to the knowledge of FSIC II, any director, officer, auditor, accountant or representative of FSIC II or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of FSIC II or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that FSIC II or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing FSIC II or any of its Consolidated Subsidiaries, whether or not employed by FSIC II or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities Laws, breach of duty or similar violation by FSIC II or any of its officers, directors or agents to the Board of Governors of FSIC II or any committee thereof or to any director or officer of FSIC II.

(e) Neither FSIC II nor any of its Consolidated Subsidiaries is a party to any securitization transaction with respect to the assets of FSIC II or its Consolidated Subsidiaries or off-balance sheet arrangement with respect to FSIC II (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).

(f) To FSIC II’s knowledge, since the Applicable Date, the Applicable Accounting Firms, which have expressed their opinions with respect to the financial statements of FSIC II and its Consolidated Subsidiaries included in the FSIC II SEC Reports (including the related notes), have been (i) “independent” with respect to FSIC II and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(g) The principal executive officer and principal financial officer of FSIC II have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and FSIC II is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.

(h) FSIC II has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by FSIC II in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to FSIC II’s management as appropriate to allow timely decisions regarding required disclosure and to allow FSIC II’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) FSIC II’s management, with the participation of FSIC II’s principal executive and financial officers, has completed an assessment of the effectiveness of FSIC II’s internal controls over financial reporting for the fiscal year ended December 31, 2018 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that FSIC II maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, using the framework specified in FSIC II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018;

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Board of Governors of FSIC II (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of FSIC II’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for FSIC II’s auditors any material weaknesses in internal controls; and

(iv) provided to each Company true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the Board of Governors of FSIC II that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to each Company true, complete and correct copies of any such disclosures that are made after the date hereof.

(i) The fair market value of FSIC II’s investments as of the Recent Date (i) was determined in accordance with FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the Board of Governors of FSIC II.

(j) To FSIC II’s knowledge, there is no fraud or suspected fraud affecting FSIC II involving management of FSIC II or employees of the Joint Advisor who have significant roles in FSIC II’s internal control over financial reporting, when such fraud could have a material effect on FSIC  II’s consolidated financial statements.

4.7 Broker’s Fees. Except for J.P. Morgan Securities LLC, neither FSIC II nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions.

4.8 Absence of Changes or Events. Since December 31, 2018, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of FSIC II and its Consolidated Subsidiaries has been conducted in the ordinary course of business and (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC II.

4.9 Compliance with Applicable Law; Permits.

(a) FSIC II and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the

Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC II. FSIC II has not received any written or, to FSIC II’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole. FSIC II was fully qualified to sell shares of FSIC II Common Stock in each jurisdiction in which such shares were registered and sold as of the time of the sale of the Applicable Common Stock, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC II.

(b) FSIC II is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC II.

(c) FSIC II has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for FSIC II, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to FSIC II’s Board of Governors and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole.

(d) FSIC II and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit FSIC II and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole. FSIC II has not received any written or, to FSIC II’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of FSIC II has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of FSIC II, threatened that would result in any such disqualification.

(f) The minute books and other similar records of FSIC II contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of FSIC II, the Board of Governors of FSIC II and any committees of the Board of Governors of FSIC II.

4.10 State Takeover Laws. No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.

4.11 FSIC II Information. None of the information supplied or to be supplied by FSIC II for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of FSIC II, CCT II, FSIC III or FSIC IV or at the time of the FSIC II Stockholders Meeting, the CCT II Stockholders Meeting, the FSIC III Stockholders Meeting or the FSIC IV Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by FSIC II with respect to information supplied by any Company or the Joint Advisor for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

4.12 Taxes and Tax Returns.

(a) FSIC II and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of FSIC II or any

Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon FSIC II or any of its Consolidated Subsidiaries for which FSIC II does not have reserves that are adequate under GAAP. Neither FSIC II nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among FSIC II and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither FSIC II nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither FSIC II nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by FSIC II or any of its Consolidated Subsidiaries. Neither FSIC II nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). Within the past seven years, if FSIC II or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) FSIC II made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. FSIC II has qualified as a RIC at all times since the beginning of its taxable year ending December 31, 2011 and expects to continue to so qualify through the Effective Time. No challenge to FSIC II’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the FSIC II ending on or before the Effective Time, FSIC II has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c) Each of Merger Sub 1, Merger Sub 2 and Merger Sub 3 is a newly formed entity created for the purpose of undertaking the Merger. Prior to Effective Time 1A, Merger Sub 1 will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement. Prior to Effective Time 2A, Merger Sub 2 will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement. Prior to Effective Time 3A, Merger Sub 3 will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(d) FSIC II and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) FSIC II is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) FSIC II has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) FSIC II is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where FSIC II or any of its Consolidated Subsidiaries does not file Tax Returns that FSIC II or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither the FSIC II nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither FSIC II nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither FSIC II nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than FSIC II and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither FSIC II nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is FSIC II or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of FSIC II or any of its Consolidated Subsidiaries.

4.13 Litigation. There are no material Proceedings pending or, to FSIC II’s knowledge, threatened against FSIC II or any of its Consolidated Subsidiaries. There is no Order binding upon FSIC II or any of its Consolidated Subsidiaries other than such

Orders as would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole.

4.14 Employee Matters. Neither FSIC II nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.

4.15 Certain Contracts.

(a) FSIC II has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to CCT II, FSIC III and FSIC IV of, all Contracts (collectively, the “FSIC II Material Contracts”) to which, as of the date hereof, FSIC II or any of its Consolidated Subsidiaries is a party, or by which FSIC II or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of FSIC II, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to FSIC II or its financial condition or results of operations;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of FSIC II or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by FSIC II or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;

(iii) any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of FSIC II or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole);

(iv) except with respect to investments set forth in the FSIC II SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to FSIC II and its Consolidated Subsidiaries, taken as a whole;

(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of FSIC II and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that FSIC II and its Consolidated Subsidiaries conducts or may conduct;

(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the FSIC II SEC Reports;

(vii) any Contract that obligates FSIC II or any of its Consolidated Subsidiaries to conduct any business that is material to FSIC II and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party; or

(viii) any Contract with a Governmental Entity.

(b) Each FSIC II Material Contract is (x) valid and binding on FSIC II or its applicable Consolidated Subsidiary and, to FSIC II’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole. The investment advisory agreement between FSIC II and the Joint Advisor has been approved by the Board of Governors and stockholders of FSIC II in accordance with Section 15 of the Investment Company Act. Neither FSIC II nor any of its Consolidated Subsidiaries nor, to FSIC II’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any FSIC II Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC II. No FSIC II Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to FSIC II or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any FSIC II Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole.

4.16 Insurance Coverage. All Applicable Insurance Policies of FSIC II, including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each such Applicable Insurance Policy have been paid. Neither FSIC II nor any of its Consolidated Subsidiaries has received written notice of cancellation of any such Applicable Insurance Policy.

4.17 Intellectual Property. FSIC II and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Applicable Intellectual Property Rights, except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole. No claims are pending for which FSIC II has received written notice or, to the knowledge of FSIC II, threatened (i) that FSIC II or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Applicable Intellectual Property Right is invalid or unenforceable. To the knowledge of FSIC II, no Person is infringing, misappropriating or using without authorization the rights of FSIC II or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to FSIC II and its Consolidated Subsidiaries, taken as a whole.

4.18 Environmental Matters. There are no material Proceedings of any kind, pending or, to the knowledge of FSIC II, threatened, against FSIC II or any of its Consolidated Subsidiaries, arising under any Environmental Law. There are no Orders by or with any Governmental Entity, imposing any material liability or obligation on FSIC II or any of its Consolidated Subsidiaries under or in respect of any Environmental Law. There are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by FSIC II or any of its Consolidated Subsidiaries during the period of FSIC II’s or its Consolidated Subsidiary’s ownership or lease that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC II. None of FSIC II nor any of its Consolidated Subsidiaries have entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by FSIC  II or any of its Consolidated Subsidiaries.

4.19 Real Property. Neither FSIC II nor any of its Consolidated Subsidiaries owns or leases any real property.

4.20 Investment Assets. Each of FSIC II and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of FSIC II or its Consolidated Subsidiaries under the credit facilities which have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date of this Agreement, the value of investments owned by FSIC II that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of FSIC II’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).

4.21 Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by FSIC II that is used in connection with the computations made by FSIC II pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the Board of Governors of FSIC II as of the Recent Date and set forth in FSIC II’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by FSIC II other than investment assets that are used in connection with the computations made by FSIC II pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Board of Governors of FSIC II as of the Recent Date. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Board of Governors of FSIC II for purposes of such computations were or will be determined by such Board of Governors in good faith in accordance with the valuation methods set forth in FSIC II’s valuation policies and procedures adopted by its Board of Governors as of the Recent Date.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE JOINT ADVISOR

Except with respect to matters set forth in the Joint Advisor Disclosure Schedule, the Joint Advisor hereby represents and warrants to CCT II, FSIC III, FSIC IV and FSIC II that:

5.1 Organization. The Joint Advisor is a limited liability company organized and validly existing under the Laws of the State of Delaware and in good standing with the Secretary of State of the State of Delaware. The Joint Advisor has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Joint Advisor.

5.2 Authority; No Violation.

(a) The Joint Advisor has all requisite limited liability company power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the board of managers of the Joint Advisor. This Agreement has been duly and validly executed and delivered by the Joint Advisor and (assuming due authorization, execution and delivery by CCT II, FSIC III, FSIC IV, FSIC II, Merger Sub 1, Merger Sub 2 and Merger Sub 3) constitutes the valid and binding obligation of the Joint Advisor, enforceable against the Joint Advisor in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).

(b) Neither the execution and delivery of this Agreement by the Joint Advisor, nor the consummation of the Transactions, nor performance of this Agreement by the Joint Advisor, will (i) violate any provision of the certificate of formation of the Joint Advisor or the limited liability company agreement of the Joint Advisor or (ii) (A) violate any Law or Order applicable to the Joint Advisor or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Joint Advisor under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Joint Advisor is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be have a Material Adverse Effect on the Joint Advisor.

(c) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by the Joint Advisor, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor.

5.3 Compliance with Applicable Law; Permits.

(a) The Joint Advisor is, and at all times required by the Investment Advisers Act since April 9, 2018 has been, duly registered as an investment adviser under the Investment Advisers Act. The Joint Advisor is, and at all times required by applicable Law (other than the Investment Advisers Act) since April 9, 2018 has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business requires such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not, have a Material Adverse Effect.

(b) The Joint Advisor is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Advisers Act, Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Joint Advisor. The Joint Advisor has not received any written or, to the Joint Advisor’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor.

(c) The Joint Advisor holds and is in compliance with all Permits required in order to permit the Joint Advisor to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor. The Joint Advisor has not received any written or, to the Joint Advisor’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor.

(d) The Joint Advisor has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to CCT II, FSIC III, FSIC IV and FSIC II) and, during the period prior to the date of this Agreement that the Joint Advisor has been the investment adviser to FSIC II, FSIC III, FSIC IV or CCT II, the Joint Advisor has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to FSIC II and its Consolidated Subsidiaries, taken as a whole, FSIC III and its Consolidated Subsidiaries, taken as a whole, FSIC IV and its Consolidated Subsidiaries, taken as a whole, or CCT II and its Consolidated Subsidiaries, taken as a whole.

(e) During the period prior to the date of this Agreement that it has been the investment adviser to FSIC II, FSIC III, FSIC IV or CCT II, there has been no material adverse change in the operations, affairs or regulatory status of the Joint Advisor.

5.4 Litigation. There are no Proceedings pending or, to the Joint Advisor’s knowledge, threatened against the Joint Advisor. There is no Order binding upon the Joint Advisor other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to Joint Advisor.

5.5 Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by CCT II, FSIC III, FSIC IV or FSIC II, as the case may be, that is used in connection with the computations made by the Joint Advisor on behalf of CCT II, FSIC III, FSIC IV or FSIC II, as the case may be, pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the Board of Governors of CCT II, FSIC III, FSIC IV or FSIC II, as the case may be, as of the Recent Date and set forth in CCT II’s, FSIC III’s, FSIC IV’s or FSIC II’s, as the case may be, compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by CCT II, FSIC III, FSIC IV or FSIC II, as the case may be, other than investment assets that are used in connection with the computations made by the Joint Advisor on behalf of CCT II, FSIC III, FSIC IV or FSIC II, as the case may be, pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Board of Governors of CCT II, FSIC III, FSIC IV or FSIC II, as the case may be, as of the Recent Date. The Closing CCT II Net Asset Value, the Closing FSIC III Net Asset Value, the Closing FSIC IV Net Asset Value and the Closing FSIC II Net Asset Value presented by the Joint Advisor to the Board of Governors of CCT II, FSIC III, FSIC IV and FSIC II will reflect the Joint Advisor’s assessment of the fair value of any portfolio securities of CCT II, FSIC III, FSIC IV or FSIC II, as the case may be, for which market quotations are not readily available. No systematic differences exist with respect to the underlying methodologies and conventions used by CCT II, FSIC III, FSIC IV, FSIC II and the third-party valuation agents to value the assets of CCT II, FSIC III, FSIC IV and FSIC II, respectively.

5.6 Joint Advisor Information. None of the information supplied or to be supplied by the Joint Advisor for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of CCT II, FSIC III, FSIC IV or FSIC II or at the time of the CCT II Stockholders Meeting, the FSIC III Stockholders Meeting, the FSIC IV Stockholders Meeting or the FSIC II Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Joint Advisor with respect to information supplied by another party to this Agreement for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

5.7 Best Interests and No Dilution. The Joint Advisor believes that (i) participation in the Mergers is in the best interests of each of CCT II, FSIC III, FSIC IV and FSIC II and (ii) the interests of existing stockholders of CCT II, FSIC III, FSIC IV and FSIC II will not be diluted as a result of the Mergers.

5.8 Financial Resources. The Joint Advisor has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement.

5.9 CCT II, FSIC II, FSIC III and FSIC IV. The forbearances set forth in Sections 6.2 and 6.3 are not overtly onerous on the conduct of any of the Companies’ businesses or FSIC II’s business, respectively, in the ordinary course of business consistent with past practice and each of the Companies’ and FSIC  II’s investment objectives and policies as publicly disclosed, respectively.

5.10 CCT II, FSIC III, FSIC IV and FSIC II Representations and Warranties. To the knowledge of the Joint Advisor, as of the date hereof, the representations and warranties made by CCT II, FSIC III and FSIC IV in Article III and the representations and warranties made by FSIC II in Article IV are true and correct in all material respects.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1 Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement until the earlier of Effective Time 1A (in the case of FSIC III and, if this Agreement is terminated in respect of Merger 2A and Merger 3A, FSIC II), Effective Time 2A (in the case of CCT II and, if this Agreement is terminated in respect of Merger 3A, FSIC II) or Effective Time 3A (in the case of FSIC IV and, if this Agreement is not terminated in respect of Merger 3A, FSIC II) and the date, if any, on which this Agreement is terminated pursuant to Section 9.1 as to Merger 1A (in the case of FSIC III and, if this Agreement is terminated in respect of Merger 2A and Merger 3A, FSIC II), Merger 2A (in the case of CCT II and, if this Agreement is terminated in respect of Merger 3A, FSIC II) or Merger Sub 3A (in the case of FSIC IV and, if this Agreement is not terminated in respect of Merger 3A, FSIC II), except as may be required by Law, as expressly permitted by this Agreement or with the prior written consent of the other parties to this Agreement, which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of FSIC II, FSIC III, FSIC IV and CCT II, as applicable, shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

6.2 Company Forbearances. During the period from the date of this Agreement until the Applicable Forbearance Date, except as may be required by Law, as expressly permitted by this Agreement or as set forth in the applicable Company’s Disclosure Schedule, each Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the other parties to this Agreement (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) Other than pursuant to such Company’s distribution reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any CCT II Voting Debt, FSIC III Voting Debt or FSIC IV Voting Debt, as applicable, or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.

(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and such Company’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for such Company to maintain its qualification as a RIC, as reasonably determined by such Company, (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of such Company to such Company or another direct or indirect wholly owned Consolidated Subsidiary of such Company or (D) a Tax Dividend; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.

(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business consistent with past practice and such Company’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of such Company or any of its Consolidated Subsidiaries.

(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with past practice and such Company’s investment objectives and policies as publicly disclosed.

(e) Amend such Company’s Governing Documents or other governing documents or similar governing documents of any of its Consolidated Subsidiaries, except for the FSIC III Charter Amendments, the CCT II Charter Amendments or the FSIC IV Charter Amendments, as applicable.

(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.

(g) Hire any employees or establish, become a party to or commit to adopt any Employee Benefit Plan.

(h) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude such Company from declaring or paying any Tax Dividend.

(i) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into the ordinary course of business and (ii) Permitted Indebtedness.

(j) Make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

(k) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice and such Company’s investment objectives and policies as publicly disclosed; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.

(l) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such Company to fail to qualify or not be subject to tax as a RIC.

(m) Enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which such Company or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in such Company’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).

(n) Enter into any Contract that would otherwise constitute a Material Contract of such Company, as applicable, had it been entered into prior to the date of this Agreement.

(o) Other than in the ordinary course of business consistent with past practice and such Company’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Material Contract of such Company.

(p) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and such Company’s investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the applicable Effective Time, FSIC II, Surviving Company 1 (in respect of CCT II), Surviving Company 2 (in respect of FSIC III) or Surviving Company 3 (in respect of FSIC IV) or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.

(q) Other than in the ordinary course of business and consistent with such Company’s investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of such Company or its Consolidated Subsidiaries as in effect as of the date of this Agreement or other Permitted Indebtedness or (ii) cancel any material Indebtedness.

(r) Except as otherwise expressly contemplated by this Agreement, merge or consolidate such Company or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of such Company or any of its Consolidated Subsidiaries.

(s) Agree to take, make any commitment to take, or adopt any resolutions of its Board of Governors authorizing, any of the actions prohibited by this Section 6.2.

6.3 FSIC II Forbearances. During the period from the date of this Agreement until the earlier of Effective Time 3A, or, if this Agreement is terminated with respect to Merger 3A, Effective Time 2A or, if this Agreement is terminated with respect to Merger 2A, Effective Time 1A, and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as set forth in the FSIC II Disclosure Schedule, FSIC II shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of CCT II, FSIC III and FSIC IV (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) Other than pursuant to FSIC II’s distribution reinvestment plan as in effect as of the date of this Agreement or as set forth on Section 6.3(a) of the FSIC II Disclosure Schedule, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any FSIC II Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.

(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and FSIC II’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for FSIC II to maintain its qualification as a RIC, as reasonably determined by FSIC II, (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of FSIC II to FSIC II or another direct or indirect wholly owned Consolidated Subsidiary of FSIC II or (D) a dividend of its undistributed net income; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.

(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business consistent with past practice and FSIC II’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of FSIC II or any of its Consolidated Subsidiaries.

(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with past practice and FSIC II’s investment objectives and policies as publicly disclosed.

(e) Amend the FSIC II Charter, the FSIC II Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries (other than to increase the number of shares of authorized FSIC II Common Stock), except the FSIC II Charter Amendments and as set forth on Section 6.3(e) of the FSIC II Disclosure Schedule.

(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.

(g) Hire any employees or establish, become a party to or commit to adopt any Employee Benefit Plan.

(h) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(i) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness.

(j) Make or agree to make any new capital expenditure except for obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

(k) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice and FSIC II’s investment objectives and policies as publicly disclosed; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.

(l) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause FSIC II to fail to qualify or not be subject to tax as a RIC.

(m) Enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which FSIC II or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in FSIC II’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).

(n) Enter into any Contract that would otherwise constitute a FSIC II Material Contract had it been entered into prior to the date of this Agreement.

(o) Other than in the ordinary course of business consistent with past practice and FSIC II’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any FSIC II Material Contract.

(p) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and FSIC II’s investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after each Effective Time, the applicable Surviving Company or any of its Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.

(q) Other than in the ordinary course of business and consistent with FSIC II’s investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of FSIC II or its Consolidated Subsidiaries as in effect as of the date of this Agreement or other Permitted Indebtedness or (ii) cancel any material Indebtedness.

(r) Except as otherwise expressly contemplated by this Agreement, merge or consolidate FSIC II or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of FSIC II or any of its Consolidated Subsidiaries.

(s) Agree to take, make any commitment to take, or adopt any resolutions of its Board of Governors authorizing, any of the actions prohibited by this Section 6.3.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1 Further Assurances.

(a) Subject to the right of a Company to take any action that constitutes an Adverse Recommendation Change as expressly permitted pursuant to Section 7.6 and the right of FSIC II to take any action that constitutes a FSIC II Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.

In furtherance (but not in limitation) of the foregoing, each of CCT II, FSIC III, FSIC IV and FSIC II shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, CCT II, FSIC III, FSIC IV and FSIC II shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to CCT II, FSIC III, FSIC IV or FSIC II, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. Each of CCT II, FSIC II, FSIC III and FSIC IV, respectively, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, shall use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other parties informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other parties to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other parties the opportunity to attend and participate in such meetings and conferences subject to applicable Law.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require CCT II and its Consolidated Subsidiaries, FSIC III and its Consolidated Subsidiaries, FSIC IV and its Consolidated Subsidiaries or FSIC II and its Consolidated Subsidiaries to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Merger.

7.2 Regulatory Matters.

(a) FSIC II, FSIC III, FSIC IV and CCT II shall as promptly as practicable, jointly prepare and file with the SEC the Registration Statement. Each of FSIC II, FSIC III, FSIC IV and CCT II shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. CCT II, FSIC III, FSIC IV and FSIC II shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed or delivered to their respective stockholders upon such effectiveness. FSIC II shall also use its reasonable best efforts to obtain all necessary state securities Law or “blue sky” permits and approvals required to carry out the Transactions, if any, and FSIC III, FSIC IV and CCT II shall each use reasonable best efforts to furnish all information concerning it and the holders of its securities as may be reasonably requested by FSIC II in connection with any such action.

(b) Each of FSIC II, FSIC III, FSIC IV and CCT II shall cooperate with the other parties in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement or any other filing or application made by or on behalf of FSIC II, FSIC III, FSIC IV, CCT II or any of their respective Consolidated Subsidiaries to any Governmental Entity in connection with the Mergers and the other Transactions. Prior to the Effective Time, each party hereto shall promptly notify the other parties (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.

(c) Subject to applicable Law, each of FSIC II, FSIC III, FSIC IV, and CCT II shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.

7.3 Stockholder Approval.

(a) As of the date of this Agreement, the Board of Governors of each Company has adopted resolutions approving the Applicable Matters, including Merger 1A (with respect to FSIC III), Merger 2A (with respect to CCT II) and Merger 3A (with respect to FSIC IV), on the terms and conditions set forth in this Agreement, declaring Merger 1A (in the case of FSIC III), Merger 2A (in the case of CCT II) and Merger 3A (in the case of FSIC IV) advisable, and directing that the Applicable Matters, including Merger 1A (in the case of FSIC III), Merger 2A (in the case of CCT II), and Merger 3A (in the case of FSIC IV), be submitted to such Company’s stockholders for their consideration, with the recommendation that the such stockholders approve the same. Notwithstanding anything to the contrary in Section 7.6, each Company shall submit to its stockholders the Applicable Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, each Company shall take, in accordance with applicable Law and its Governing Documents, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the Applicable Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon approval of the Applicable Matters, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Applicable Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of the other parties to this Agreement (which prior written approval shall not be unreasonably delayed, conditioned or withheld). Each Company shall use reasonable best efforts to obtain from its stockholders the vote required to approve the Applicable Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.6, by providing to its stockholders its Board of Governors’ recommendation of the Applicable Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the other parties to this Agreement, postponing or adjourning the Applicable Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that no Company shall postpone or adjourn the Applicable Stockholders Meeting for any other reason without the prior written consent of the other parties to this Agreement (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, each Company’s obligations pursuant to this Section 7.3(a) (including its obligation to submit to its stockholders the Applicable Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to such Company, its Representatives or its stockholders of any Takeover Proposal (including any Superior Proposal), (ii) such Company effecting a Takeover Approval or delivering a Notice of a Superior Proposal or (iii) an Adverse Recommendation Change.

(b) As of the date of this Agreement, FSIC II has adopted resolutions approving the FSIC II Matters on the terms and conditions set forth in this Agreement, and directing that the FSIC II Matters be submitted to FSIC II’s stockholders for their consideration, with the recommendation that the FSIC II stockholders approve the same. Notwithstanding anything to the contrary in Section 7.7, FSIC II shall submit to its stockholders the FSIC II Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, FSIC II shall take, in accordance with applicable Law and the FSIC II Charter and the FSIC II Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the FSIC II Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon approval of the FSIC II Matters including Merger 1B, Merger 2B and Merger 3B, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the FSIC II Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of each Company (which prior written approval shall not be unreasonably delayed, conditioned or withheld). FSIC II shall use reasonable best efforts to obtain from FSIC II’s stockholders the vote required to approve the FSIC II Matters, on terms and conditions set forth in this Agreement, including, subject to Section 7.7, providing to FSIC II’s stockholders the FSIC II Board of Governors’ recommendation of the approval of the FSIC II Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of a Company, postponing or adjourning the FSIC II Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that FSIC II shall not postpone or adjourn the FSIC II Stockholders Meeting for any other reason without the prior written consent of each Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, FSIC II’s obligations pursuant to this Section 7.3(b) (including its obligation to submit to its stockholders the FSIC II Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to FSIC II, its Representatives or its stockholders of any Takeover Proposal (including any FSIC II Superior Proposal), (ii) FSIC II effecting a Takeover Approval or delivering a Notice of a FSIC II Superior Proposal or (iii) a FSIC II Adverse Recommendation Change.

7.4 Indemnification; Governors’ and Officers’ Insurance.

(a) Following the Effective Time, FSIC II shall, to the fullest extent permitted under applicable Law and as set forth in any indemnification agreement in effect on the date hereof by and between CCT II and each member of CCT II’s Board of Governors, FSIC III and each member of FSIC III’s Board of Governors or FSIC IV and each member of FSIC IV’s Board of Governors, indemnify, defend and hold harmless and advance expenses to the present and former trustees, directors and officers of each Company or any of their respective Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) FSIC II shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) FSIC II and the applicable Indemnified Parties shall cooperate in the defense of such matter. Prior to the Closing, FSIC II shall use reasonable best efforts to enter into an indemnification agreement with each member of CCT II’s Board of Governors who is not also a member of FSIC II’s Board of Governors entitling each such Person to enforce the terms of this Section 7.4(a).

(b) Any Indemnified Party wishing to claim indemnification under Section 7.4(a), upon learning of any Proceeding described above, shall promptly notify FSIC II in writing; provided, that the failure to so notify shall not affect the obligations of FSIC II under Section 7.4(a) unless FSIC II is materially prejudiced as a consequence.

(c) If FSIC II or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its assets to any other entity, then and in each such case, FSIC II shall cause proper provision to be made so that the successors and assigns of FSIC II shall assume the obligations set forth in this Section 7.4.

(d) The provisions of this Section 7.4 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by Contract or otherwise.

7.5 No Solicitation.

(a) Each of CCT II, FSIC III, FSIC IV and FSIC II shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to CCT II, FSIC III, FSIC IV or FSIC II, as applicable) of all confidential information previously furnished to any Person (other than CCT II, FSIC III, FSIC IV, FSIC II or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.6 in the case of CCT II, FSIC III and FSIC IV and Section 7.7 in the case of FSIC II, each of CCT II, FSIC II, FSIC III and FSIC IV shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, any of the Mergers or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than FSIC II, FSIC III, FSIC IV, CCT II or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than FSIC II, FSIC III, FSIC IV, CCT II or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) waiver or release under any standstill or any similar agreement with respect to equity securities of CCT II, FSIC III, FSIC IV or FSIC II.

(b) Each of CCT II, FSIC III, FSIC IV and FSIC II shall as promptly as reasonably practicable (and in any event within 24 hours after receipt) (i) notify the other parties in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other parties copies of any written materials received by CCT II, FSIC III, FSIC IV or FSIC II or their respective Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of CCT II, FSIC III, FSIC IV and FSIC II agrees that it shall keep the other parties informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other parties informed on a reasonably current basis of any information requested of or provided by CCT II, FSIC III, FSIC IV or FSIC II and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

7.6 Company Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the Applicable Stockholders Meeting: (i) a Company receives a bona fide unsolicited Takeover Proposal (under circumstances in which such Company has complied in all material respects with the provisions of Sections 7.5(a) and (b)); (ii) the Board of Governors of such Company shall have determined in good faith, after consultation with its outside legal counsel, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the directors of such Company under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a Superior Proposal; and (iii) such Company gives the other parties to this Agreement at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and such Company’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.6(a), such Company may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if such Company (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides the other parties to this Agreement a copy of all such information that has not previously been delivered to such parties simultaneously with delivery to such Person (or such Person’s Representatives and Affiliates); and

(ii) after fulfilling its obligations under Section 7.6(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).

If on or after the date of this Agreement and at any time prior to the Applicable Stockholders Meeting, the Board of Governors of such Company shall have determined, by a majority of its members, after consultation with its outside legal counsel that continued recommendation of the Applicable Matters to such Company’s stockholders would be reasonably likely to be a breach of the standard of conduct applicable to the directors of such Company under applicable Law as a result of a Superior Proposal, such Company may (A) withdraw or qualify (or modify or amend in a manner adverse to the other parties to this Agreement), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the other parties to this Agreement), the approval, adoption, recommendation or declaration of advisability by the Board of Governors such Company of the Applicable Matters, including the recommendation of the Board of Governors of such Company that the stockholders of such Company approve the Merger (the “Applicable Recommendation”) and (B) take any action or make any statement, filing or release, in connection with the Applicable Stockholders Meeting or otherwise, inconsistent with the Applicable Recommendation (any action described in clause (A) and (B), with respect to any Company, referred to collectively with any Takeover Approval as an “Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a Superior Proposal, such Company shall promptly provide (and in any event within 24 hours of such determination) to the other parties to this Agreement a written notice (a “Notice of a Superior Proposal”) (i) advising the other parties to this Agreement that the Board of Governors of such Company has received a Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Superior Proposal, including the amount per share or other consideration that the stockholders of such Company will receive in connection with the Superior Proposal and including a copy of all written materials provided to or by such Company in connection with such Superior Proposal (unless previously provided to the other parties to this Agreement) and (iii) identifying the Person making such Superior Proposal. Such Company shall cooperate and negotiate in good faith with each other party to this Agreement (to the extent such party desires to negotiate) during the five (5) calendar day period following such parties’ receipt of the Notice of a Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable such Company to determine that such Superior Proposal is no longer a Superior Proposal and proceed with the Applicable Recommendation without an Adverse Recommendation Change. If thereafter the Board of Governors of such Company determines, in its reasonable good faith judgment, by a majority of its members, after consultation with its outside legal counsel and after giving effect to any proposed adjustments to the terms of this Agreement that such Superior Proposal remains a Superior Proposal or the failure to make such Adverse Recommendation Change would be reasonably likely to be a breach of the standard of conduct applicable to the directors of such Company under applicable Law, and such Company has complied in all material respects with Section 7.6(a) above, such Company may terminate this Agreement with respect to itself pursuant to Section 9.1(c)(iv).

(c) Other than as permitted by Section 7.6(a), neither such Company nor the Board of Governors of such Company shall make any Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no Adverse Recommendation Change shall change the approval of the Applicable Matters or any other approval of the Board of Governors of such Company, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) Such Company shall provide the other parties to this Agreement with prompt written notice of any meeting of such Company’s Board of Governors at which such Company’s Board of Governors is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by the other parties to this Agreement reasonably in advance of such meeting).

(e) Other than in connection with a Takeover Proposal, nothing in this Agreement shall prohibit or restrict a Company’s Board of Governors from taking any action described in clause (A) of the definition of Adverse Recommendation Change, as applicable, in response to an Intervening Event (an “Intervening Event Recommendation Change”) if (A) prior to effecting any such Intervening Event Recommendation Change, such Company promptly notifies the other parties to this Agreement, in writing, at least five (5) Business Days (the applicable “Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an Adverse Recommendation Change or an Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) such Company shall, and shall cause its Representatives to, during the Intervening Event Notice Period, negotiate with the other parties to this Agreement in good faith (to the extent such parties desire to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit such Company’s Board of Governors to make an Intervening Event Recommendation Change, and (C) such Company’s Board of Governors (or a committee thereof) determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such an Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by the other parties to this Agreement during the Intervening Event Notice Period, would be reasonably likely to be a breach of the standard of conduct applicable to the directors of such Company under applicable Law.

(f) Nothing contained in this Agreement shall be deemed to prohibit any Company from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to such Company’s stockholders if, after consultation with its outside legal counsel, such Company determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an Adverse Recommendation Change unless the Board of Governors of such Company expressly publicly reaffirms the Applicable Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by the other parties to this Agreement.

7.7 FSIC II Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the FSIC II Stockholders Meeting: (i) FSIC II receives a bona fide unsolicited Takeover Proposal (under circumstances in which FSIC II has complied in all material respects with the provisions of Sections 7.5(a) and (b)); (ii) the Board of Governors of FSIC II shall have determined in good faith, after consultation with its outside legal counsel, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the directors of FSIC II under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a FSIC II Superior Proposal; and (iii) FSIC II gives each Company at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and FSIC II’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.7(a), FSIC II may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if FSIC II (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides each Company a copy of all such information that has not previously been delivered to such Company simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and

(ii) after fulfilling its obligations under Section 7.7(b) below, effect a Takeover Approval.

If on or after the date of this Agreement and at any time prior to the FSIC II Stockholders Meeting, the Board of Governors of FSIC II shall have determined, by a majority of its members, after consultation with its outside legal counsel that continued recommendation of the FSIC II Matters to FSIC II’s stockholders would be reasonably likely to be a breach of the standard of conduct applicable to the directors of FSIC II under applicable Law as a result of a FSIC II Superior Proposal, FSIC II may (A) withdraw or qualify (or modify or amend in a manner adverse to a Company), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to a Company), the approval, adoption, recommendation or declaration of advisability by the Board of Governors of FSIC II of the FSIC II Matters, including the recommendation of the Board of Governors of FSIC II that the stockholders of FSIC II approve the FSIC II Matters (the “FSIC II Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the FSIC II Stockholders Meeting or otherwise, inconsistent with the FSIC II Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “FSIC II Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a FSIC II Superior Proposal, FSIC II shall promptly provide (and in any event within 24 hours of such determination) to each Company a written notice (a “Notice of a FSIC II Superior Proposal”) (i) advising such Company that the Board of Governors of FSIC II has received a FSIC II Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such FSIC II Superior Proposal, including the amount per share or other consideration that the stockholders of FSIC II will receive in connection with the Superior Proposal and including a copy of all written materials provided to or by FSIC II in connection with such FSIC II Superior Proposal (unless previously provided to such Company) and (iii) identifying the Person making such FSIC II Superior Proposal. FSIC II shall cooperate and negotiate in good faith with CCT II (to the extent CCT II desires to negotiate), FSIC III (to the extent FSIC III desires to negotiate) and FSIC IV (to the extent FSIC IV desires to negotiate) during the five (5) calendar day period following CCT II’s, FSIC III’s and FSIC IV’s receipt of the Notice of a FSIC II Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such FSIC II Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable FSIC II to determine that such FSIC II Superior Proposal is no longer a FSIC II Superior Proposal and proceed with a FSIC II Recommendation without a FSIC II Adverse Recommendation Change. If thereafter the Board of Governors of FSIC II determines, in its reasonable good faith judgment, by a majority of its members, after consultation with its outside legal counsel and after giving effect to any proposed adjustments to the terms of this Agreement that such FSIC II Superior Proposal remains a FSIC II Superior Proposal or the failure to make such FSIC II Adverse Recommendation Change would be reasonably likely to be a breach of the standard of conduct applicable to the directors of FSIC II under applicable Law, and FSIC II has complied in all material respects with Section 7.7(a) above, FSIC II may terminate this Agreement pursuant to Section 9.1(d)(iv).

(c) Other than as permitted by Section 7.7(a), neither FSIC II nor the Board of Governors of FSIC II shall make any FSIC II Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no FSIC II Adverse Recommendation Change shall change the approval of the FSIC II Matters or any other approval of the Board of Governors of FSIC II, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) FSIC II shall provide each Company with prompt written notice of any meeting of FSIC II’s Board of Governors at which FSIC II’s Board of Governors is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by each Company reasonably in advance of such meeting).

(e) Other than in connection with an FSIC II Takeover Proposal, nothing in this Agreement shall prohibit or restrict FSIC II’s Board of Governors from taking any action described in clause (A) of the definition of FSIC II Adverse Recommendation Change in response to an Intervening Event (an “FSIC II Intervening Event Recommendation Change”) if (A) prior to effecting any such FSIC II Intervening Event Recommendation Change, FSIC II promptly notifies each Company, in writing, at least five (5) Business Days (the “FSIC II Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an FSIC II Adverse Recommendation Change or an FSIC II Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) FSIC II shall, and shall cause its Representatives to, during the FSIC II Intervening Event Notice Period, negotiate with CCT II in good faith (to the extent CCT II desires to negotiate), FSIC III in good faith (to the extent FSIC III desires to negotiate) and FSIC IV (to the extent FSIC IV desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit FSIC II’s Board of Governors to make a FSIC II Intervening Event Recommendation Change, and (C) FSIC II’s Board of Governors (or a committee thereof) determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such a FSIC II Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by the Companies during the FSIC II Intervening Event Notice Period, would be reasonably likely to be a breach of the standard of conduct applicable to the directors of FSIC II under applicable Law.

(f) Nothing contained in this Agreement shall be deemed to prohibit FSIC II from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to FSIC II’s stockholders if, after consultation with its outside legal counsel, FSIC II determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a FSIC II Adverse Recommendation Change unless the Board of Governors of FSIC II expressly publicly reaffirms the FSIC II Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by the Companies.

7.8 Access to Information.

(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of CCT II, FSIC III, FSIC IV and FSIC II shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other parties, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other parties all other information concerning its business and properties as the other parties may reasonably request; provided that the foregoing shall not require CCT II, FSIC III, FSIC IV or FSIC II, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that any of CCT II, FSIC III, FSIC IV or FSIC II may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege under any circumstances in which such privilege may be jeopardized by such disclosure or access.

(b) No investigation by a party hereto or its representatives shall affect or be deemed to modify the representations and warranties of the other parties set forth in this Agreement.

7.9 Publicity. The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of FSIC II, FSIC III, FSIC IV and CCT II. Thereafter, so long as this Agreement is in effect for such party, FSIC II, FSIC III, FSIC IV and CCT II each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers, or the Transactions, except as may be required by applicable Law and, to the extent practicable, before such press release or disclosure is issued or made, FSIC II, FSIC III, FSIC IV or CCT II, as applicable, shall have used commercially reasonable efforts to advise the other parties of, and consult with the other parties regarding, the text of such disclosure; provided, that either FSIC II, FSIC III, FSIC IV or CCT II may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.9.

7.10 Takeover Statutes and Provisions. Neither FSIC II, FSIC III, FSIC IV nor CCT II will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of FSIC II, FSIC III, FSIC IV and CCT II shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

7.11 Tax Matters.

(a) Tax Representation Letters. Prior to the Effective Time 1A (or at such other times as requested by counsel), each of FSIC II, FSIC III, FSIC IV and CCT II shall execute and deliver to Dechert LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.2(d), 8.3(d), 8.6(d) and 8.7(d)) in customary form and substance as required by Dechert LLP.

(b) RIC Status. During the period from the date of this Agreement to Effective Time 3A or, if this Agreement is terminated in respect of Merger 3A, Effective Time 2A or, if this Agreement is terminated in respect of Merger 2A and Merger 3A, Merger 1A, except as expressly contemplated or permitted by this Agreement, (i) CCT II shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of FSIC II, FSIC III and FSIC IV take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CCT II to fail to qualify as a RIC, (ii) FSIC II shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of each Company, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause FSIC II to fail to qualify as a RIC, (iii) FSIC III shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of CCT II, FSIC IV and FSIC II, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause FSIC III to fail to qualify as a RIC and (iv) FSIC IV shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of CCT II, FSIC III and FSIC II, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause FSIC IV to fail to qualify as a RIC.

(c) Tax Treatment of Mergers. Unless otherwise required by applicable Law or administrative action, (i) each of CCT II, FSIC III, FSIC IV, FSIC II, Merger Sub 1, Merger Sub 2 and Merger Sub 3 shall use its reasonable best efforts to cause the Mergers to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of CCT II, FSIC III, FSIC IV, FSIC II, Merger Sub 1 and Merger Sub 2 shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.

(d) Tax Opinions. CCT II shall use its best efforts to obtain the tax opinion described in Section 8.5(d), FSIC II shall use its best efforts to obtain the tax opinions described in Section 8.2(d), Section 8.4(d) and Section 8.6(d), FSIC III shall use its best efforts to obtain the tax opinion described in Section 8.3(d) and FSIC IV shall use its reasonable best efforts to obtain the tax opinion described in Section 8.7(d).

(e) Tax Dividends. Prior to Effective Time 1A, FSIC III shall have declared a Tax Dividend with respect to all taxable years ending prior to or with Effective Time 1A, which Tax Dividend shall either have been paid by FSIC III prior to Effective Time 1A or shall be paid by FSIC II to the former shareholders of FSIC III and shall reduce the Closing FSIC III Net Asset Value. Prior to Effective Time 2A, CCT II shall have declared a Tax Dividend with respect to all taxable years ending prior to or with Effective Time 2A, which Tax Dividend shall either have been paid by CCT II prior to Effective Time 2A or shall be paid by FSIC II to the former shareholders of CCT II and shall reduce the Closing CCT II Net Asset Value. Prior to Effective Time 3A, FSIC IV shall have declared a Tax Dividend with respect to all taxable years ending prior to Effective Time 3A, which Tax Dividend shall either have been paid by FSIC IV prior to Effective Time 1A or shall be paid by FSIC II to the former shareholders of FSIC IV and shall reduce the Closing FSIC IV Net Asset Value.

7.12 Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by CCT II’s stockholders, FSIC III’s stockholders, FSIC IV’s stockholders or FSIC II’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of CCT II, FSIC III, FSIC IV and FSIC II (i) shall keep the other parties reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other parties (such consent not to be unreasonably delayed, conditioned or withheld).

7.13 Section 16 Matters. Prior to the Effective Time, the Board of Governors of each of FSIC II, FSIC III, FSIC IV and CCT II, as applicable, shall take all such steps as may be required to cause any dispositions of CCT II Common Shares (including derivative securities with respect to CCT II Common Shares), dispositions of FSIC III Common Shares (including derivative securities with respect to FSIC III Common Shares), dispositions of FSIC IV Common Shares (including derivative securities with respect to FSIC IV Common Shares) or acquisitions of shares of FSIC II Common Stock (including derivative securities with respect to FSIC II Common Stock), as applicable, resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to CCT II, FSIC III and FSIC IV, as applicable, or will become subject to such reporting requirements with respect to FSIC II, in each case, to be exempt pursuant to Rule 16b-3.

7.14 No Other Representations or Warranties. The parties hereto acknowledge and agree that except for the representations and warranties of the Companies in Article III, the representations and warranties of FSIC II in Article IV and the representations and warranties of the Joint Advisor in Article V, none of FSIC III, CCT II, FSIC IV, FSIC II, Merger Sub 1, Merger Sub 2, Merger Sub 3 or the Joint Advisor or any of FSIC III’s, CCT II’s, FSIC IV’s, FSIC II’s or the Joint Advisor’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes any representation or warranty, express or implied. Except for the representations and warranties of the Companies in Article III, FSIC II in Article IV and the Joint Advisor in Article V, all other warranties, express or implied, statutory or otherwise, of any nature, including with respect to any express or implied representation or warranty as to the merchantability, quality, quantity, suitability or fitness for any particular purpose of the business or the assets of the Companies, FSIC II and the Joint Advisor are hereby expressly disclaimed by FSIC III, CCT II, FSIC IV, FSIC II and the Joint Advisor, as applicable.

7.15 Merger of Surviving Company. Immediately after the occurrence of Effective Time 1A and in accordance with the MGCL, Surviving Company 1 and FSIC II shall consummate Merger 1B. Immediately after the occurrence of Effective Time 2A and in accordance with the MGCL and Delaware Statutory Trust Act, Surviving Company 2 and FSIC II shall consummate Merger 2B. Immediately after the occurrence of Effective Time 3A and in accordance with the MGCL, Surviving Company 3 and FSIC II shall consummate Merger 3B.

7.16 Coordination of Dividends. FSIC II, FSIC III, FSIC IV and CCT II shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither FSIC II, FSIC III, FSIC IV nor CCT II shall authorize or declare any dividend or distribution to its stockholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit FSIC II, FSIC III, FSIC IV or CCT II from authorizing, declaring or paying any dividend or distribution to its stockholders solely payable in cash in accordance with this Agreement to the extent such dividend or distribution is taken into account in determining the Closing FSIC II Net Asset Value, the Closing FSIC III Net Asset Value, the Closing FSIC IV Net Asset Value and/or the Closing CCT II Net Asset Value, as applicable, including a Tax Dividend.

ARTICLE VIII

CONDITIONS PRECEDENT

8.1 Conditions to Each Party’s Obligations to Effect the Mergers. The respective obligations of (i) FSIC III, Merger Sub 1 and FSIC II to effect Merger 1A, (ii) CCT II, Merger Sub 2 and FSIC II to effect Merger 2A and (iii) FSIC IV, Merger Sub III and FSIC II to effect Merger 3A, as the case may be, shall be subject to the satisfaction or waiver by the parties to Merger 1A, Merger 2A or Merger 3A, as the case may be, at or prior to the applicable Effective Time, of the following conditions:

(a) Stockholder Approvals. In the case of Merger 1A, (i) the FSIC III Matters shall have been approved by the FSIC III Requisite Vote and (ii) the applicable FSIC II Matters shall have been approved by the FSIC II Requisite Vote. In the case of Merger 2A, (i) the CCT II Matters shall have been approved by the CCT II Requisite Vote, (ii) the applicable FSIC II Matters shall have been approved by the FSIC II Requisite Vote and (iii) the FSIC III Matters shall have been approved by the FSIC III Requisite Vote. In the case of Merger 3A, (i) the FSIC IV Matters shall have been approved by the FSIC IV Requisite Vote, (ii) the applicable FSIC II Matters shall have been approved by the FSIC II Requisite Vote and (iii) the FSIC III Matters shall have been approved by the FSIC III Requisite Vote.

(b) Consummation of Merger 2A and 2B. In the case of Merger 2A and Merger 3A, Merger 1A and 1B shall have occurred or shall occur substantially concurrently with Merger 2A or Merger 3A, as applicable.

(c) Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC. Any necessary state securities or “blue sky” authorizations shall have been received.

(d) No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of Merger 1A, Merger 2A or Merger 3A, as the case may be, or any of the other Transactions with respect thereto shall be in effect.

(e) Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate Merger 1A, Merger 2A or Merger 3A, as the case may be, and the Transactions with respect thereto, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act).

(f) No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges Merger 1A, Merger 2A or Merger 3A, as the case may be, or any of the other Transactions with respect thereto or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of such Mergers or any of the other Transactions with respect thereto.

(g) Net Asset Value Determinations. In the case of Merger 1A, the determination of both the Closing FSIC III Net Asset Value and the Closing FSIC II Net Asset Value shall have been completed in accordance with Section 2.6. In the case of Merger 2A, the determination of both the Closing CCT II Net Asset Value and the Closing FSIC II Net Asset Value shall have been completed in accordance with Section 2.6. In the case of Merger 3A, the determination of both the Closing FSIC IV Net Asset Value and the Closing FSIC II Net Asset Value shall have been completed in accordance with Section 2.6.

(h) Charter Amendments. In the case of Merger 1A, the FSIC III Charter Amendments and the FSIC II Charter Amendments shall have become effective. In the case of Merger 2A, the CCT II Charter Amendments and the FSIC II Charter Amendments shall have become effective. In the case of Merger 3A, the FSIC IV Charter Amendments and CCT II Charter Amendments shall have become effective.

(i) Representations and Warranties of Joint Advisor. The representations and warranties of the Joint Advisor set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.1(h) shall be deemed to have been satisfied even if any such representations and warranties of the Joint Advisor are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of the Joint Advisor to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to FSIC II or any Company. FSIC II and each Company shall have received a certificate signed on behalf of the Joint Advisor by an authorized officer of the Joint Advisor to the effect that the conditions set forth in Section 8.1(h) have been satisfied.

8.2 Conditions to Obligations of FSIC II and Merger Sub 1 to Effect Merger 1A. The obligations of FSIC II and Merger Sub 1 to effect Merger 1A are also subject to the satisfaction or waiver by FSIC II, at or prior to Effective Time 1A, of the following conditions:

(a) Representations and Warranties of FSIC III. (i) The representations and warranties of FSIC III set forth in Sections 3.2(a) and 3.2(b) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of FSIC III set forth in Section 3.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of FSIC III set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.10 and 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of FSIC III set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of FSIC III are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of FSIC III to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to FSIC III. FSIC II shall have received a certificate signed on behalf of FSIC III by the Chief Executive Officer or the Chief Financial Officer of FSIC III to the effect that the conditions set forth in Section 8.2(a)(i), (ii), (iii) and (iv) have been satisfied.

(b) Performance of Obligations of FSIC III. FSIC III shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to Effective Time 1A. FSIC II shall have received a certificate signed on behalf of FSIC III by the Chief Executive Officer or the Chief Financial Officer of FSIC III to such effect.

(c) Absence of FSIC III Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of FSIC III.

(d) Federal Tax Opinion. FSIC II shall have received the opinion of its counsel, Dechert LLP, in form and substance as set forth in Exhibit A, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of FSIC III and FSIC II. If counsel for FSIC II will not render such an opinion, counsel for FSIC III may render such opinion to FSIC II.

(e) FIRPTA Certificate. FSIC III shall have delivered within 30 days prior to the Closing Date a duly executed certificate stating that FSIC III is not and has not been within five years of the date of the certificate a “United States real property holding corporation” within the meaning of Section 897 of the Code in accordance with Treasury Regulations promulgated under Sections 897 and 1445 of the Code.

8.3 Conditions to Obligations of FSIC III to Effect Merger 1A. The obligation of FSIC III to effect Merger 1A is also subject to the satisfaction or waiver by FSIC III, at or prior to Effective Time 1A, of the following conditions:

(a) Representations and Warranties of FSIC II. (i) The representations and warranties of FSIC II set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of FSIC II regarding itself and Merger Sub 1 set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of FSIC II regarding itself and Merger Sub 1 set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of FSIC II regarding itself and Merger Sub 1 set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of FSIC II regarding itself and Merger Sub 1 are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of FSIC II regarding itself and Merger Sub 1 to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to FSIC II. FSIC III shall have received a certificate signed on behalf of FSIC II by the Chief Executive Officer or the Chief Financial Officer of FSIC II and Merger Sub 1 to the effect that the conditions set forth in Section 8.3(a)(i), (ii), (iii) and (iv) have been satisfied.

(b) Performance of Obligations of FSIC II and Merger Sub 1. Each of FSIC II and Merger Sub 1 shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. FSIC III shall have received a certificate signed on behalf of FSIC II and Merger Sub 1 by the Chief Executive Officer or the Chief Financial Officer of FSIC II to such effect.

(c) Absence of FSIC II Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of FSIC II.

(d) Federal Tax Opinion. FSIC III shall have received the opinion of its counsel, Dechert LLP, in form and substance as set forth in Exhibit A, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of FSIC III and FSIC II. If counsel for FSIC III will not render such an opinion, counsel for FSIC II may render such opinion to FSIC III.

8.4 Conditions to Obligations of FSIC II and Merger Sub 2 to Effect Merger 2A. The obligations of FSIC II and Merger Sub 2 to effect Merger 2A are also subject to the satisfaction or waiver by FSIC II, at or prior to Effective Time 2A, of the following conditions:

(a) Representations and Warranties of CCT II. (i) The representations and warranties of CCT II set forth in Sections 3.2(a) and 3.2(b) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of CCT II set forth in Section 3.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of CCT II set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.10 and 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of CCT II set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.4(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of CCT II are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of CCT II to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to CCT II. FSIC II shall have received a certificate signed on behalf of CCT II by the Chief Executive Officer or the Chief Financial Officer of CCT II to the effect that the conditions set forth in Section 8.4(a)(i), 8.4(a)(ii), 8.4(a)(iii) and 8.4(a)(iv) have been satisfied.

(b) Performance of Obligations of CCT II. CCT II shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to Effective Time 2A. FSIC II shall have received a certificate signed on behalf of CCT II by the Chief Executive Officer or the Chief Financial Officer of CCT II to such effect.

(c) Absence of CCT II Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of CCT II.

(d) Federal Tax Opinion. FSIC II shall have received the opinions of its counsel, Dechert LLP, in form and substance as set forth in Exhibit A, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, each of the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of CCT II and FSIC II. If counsel for FSIC II will not render such an opinion, counsel for CCT II may render such opinion to FSIC II.

(e) FIRPTA Certificate. CCT II shall have delivered within 30 days prior to the Closing Date a duly executed certificate stating that CCT II is not and has not been within five years of the date of the certificate a “United States real property holding corporation” within the meaning of Section 897 of the Code in accordance with Treasury Regulations promulgated under Sections 897 and 1445 of the Code.

8.5 Conditions to Obligations of CCT II to Effect Merger 2A. The obligation of CCT II to effect Merger 2A is also subject to the satisfaction or waiver by CCT II, at or prior to Effective Time 2A, of the following conditions:

(a) Representations and Warranties of FSIC II. (i) The representations and warranties of FSIC II set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of FSIC II regarding itself and Merger Sub 2 set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of FSIC II regarding itself and Merger Sub 2 set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of FSIC II regarding itself and Merger Sub 2 set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.5(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of FSIC II regarding itself and Merger Sub 2 are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of FSIC II regarding itself and Merger Sub 2 to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to FSIC II. CCT II shall have received a certificate signed on behalf of FSIC II by the Chief Executive Officer or the Chief Financial Officer of FSIC II and Merger Sub 2 to the effect that the conditions set forth in Section 8.3(a)(i), 8.3(a)(ii), 8.3(a)(iii) and 8.3(a)(iv) have been satisfied.

(b) Performance of Obligations of FSIC II and Merger Sub 2. Each of FSIC II and Merger Sub 2 shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. CCT II shall have received a certificate signed on behalf of FSIC II and Merger Sub 2 by the Chief Executive Officer or the Chief Financial Officer of FSIC II to such effect.

(c) Absence of FSIC II Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of FSIC II.

(d) Federal Tax Opinion. CCT II shall have received the opinion of its counsel, Dechert LLP, in form and substance as set forth in Exhibit A, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of CCT II and FSIC II. If counsel for CCT II will not render such an opinion, counsel for FSIC II may render such opinion to CCT II.

8.6 Conditions to Obligations of FSIC II and Merger Sub 3 to Effect Merger 3A. The obligations of FSIC II and Merger Sub 3 to effect Merger 3A are also subject to the satisfaction or waiver by FSIC II, at or prior to Effective Time 3A, of the following conditions:

(a) Representations and Warranties of FSIC IV. (i) The representations and warranties of FSIC IV set forth in Sections 3.2(a) and 3.2(b) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of FSIC IV set forth in Section 3.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of FSIC IV set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.10 and 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of FSIC IV set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.6(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of FSIC IV are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of FSIC IV to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to FSIC IV. FSIC II shall have received a certificate signed on behalf of FSIC IV by the Chief Executive Officer or the Chief Financial Officer of FSIC IV to the effect that the conditions set forth in Section 8.6(a)(i), 8.6(a)(ii), 8.7(a)(iii)8.6(a)(iii) and 8.6(a)(iv) have been satisfied.

(b) Performance of Obligations of FSIC IV. FSIC IV shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to Effective Time 3A. FSIC II shall have received a certificate signed on behalf of FSIC IV by the Chief Executive Officer or the Chief Financial Officer of FSIC IV to such effect.

(c) Absence of FSIC IV Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of FSIC IV.

(d) Federal Tax Opinion. FSIC II shall have received the opinion of its counsel, Dechert LLP, in form and substance as set forth in Exhibit A, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of FSIC IV and FSIC II. If counsel for FSIC II will not render such an opinion, counsel for CCT IV may render such opinion to FSIC II.

(e) FIRPTA Certificate. FSIC IV shall have delivered within 30 days prior to the Closing Date a duly executed certificate stating that FSIC IV is not and has not been within five years of the date of the certificate a “United States real property holding corporation” within the meaning of Section 897 of the Code in accordance with Treasury Regulations promulgated under Sections  897 and 1445 of the Code.

8.7 Conditions to Obligations of FSIC IV to Effect Merger 3A. The obligation of FSIC IV to effect Merger 3A is also subject to the satisfaction or waiver by FSIC IV, at or prior to Effective Time 3A, of the following conditions:

(a) Representations and Warranties of FSIC II. (i) The representations and warranties of FSIC II set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of FSIC II regarding itself and Merger Sub 3 set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of FSIC II regarding itself and Merger Sub 3 set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of FSIC II regarding itself and Merger Sub 3 set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.7(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of FSIC II regarding itself and Merger Sub 3 are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of FSIC II regarding itself and Merger Sub 3 to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to FSIC II. FSIC IV shall have received a certificate signed on behalf of FSIC II by the Chief Executive Officer or the Chief Financial Officer of FSIC II and Merger Sub 3 to the effect that the conditions set forth in Section 8.7(a)(i), 8.7(a)(ii), 8.7(a)(iii) and 8.7(a)(iv) have been satisfied.

(b) Performance of Obligations of FSIC II and Merger Sub 3. Each of FSIC II and Merger Sub 3 shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. FSIC IV shall have received a certificate signed on behalf of FSIC II and Merger Sub 3 by the Chief Executive Officer or the Chief Financial Officer of FSIC II to such effect.

(c) Absence of FSIC IV Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of FSIC IV.

(d) Federal Tax Opinion. FSIC IV shall have received the opinion of its counsel, Dechert LLP, in form and substance as set forth in Exhibit A, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of FSIC IV and FSIC II. If counsel for FSIC IV will not render such an opinion, counsel for FSIC II may render such opinion to FSIC IV.

8.8 Frustration of Closing Conditions. None of FSIC II, Merger Sub 1, Merger Sub 2, Merger Sub 3, FSIC III, FSIC IV or CCT II may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate Merger 1A, Merger 2A or Merger 3A, as the case may be, and the Transactions related thereto.

8.9 Merger Cross-Conditionality. For the avoidance of doubt, (i) it is not a condition to the obligation to make effective Merger 1A that Merger 2A or Merger 3A be consummated or that the conditions to the obligation to make effective Merger 2A or Merger 3A be satisfied or capable of being satisfied, (ii) it is not a condition to the obligation to make effective Merger 2A that Merger 3A be consummated or that the conditions to the obligations to make effective Merger 3A be satisfied or capable of being satisfied and (iii) it is not a condition to the obligation to make effective Merger 3A that Merger 2A be consummated or that the conditions to the obligations to make effective Merger 2A be satisfied or capable of being satisfied. Accordingly, Merger 1A may be consummated without consummating Merger 2A or 3A, and Merger 2A may be consummated without consummating Merger 3A (and vice versa). Notwithstanding the foregoing, Merger 2A and Merger 3A may not be consummated without also consummating Merger 1A.

ARTICLE IX

TERMINATION AND AMENDMENT

9.1 Termination. This Agreement may be terminated as to Merger 1A, Merger 2A or Merger 3A at any time prior to the Effective Time 1A, Effective Time 2A or Effective Time 3A, as the case may be, whether before or after approval of the CCT II Matters by the stockholders of CCT II, the approval of the FSIC III Matters by the stockholders of FSIC III, the approval of the FSIC IV Matters by the stockholders of FSIC IV or the approval of the FSIC II Matters by the stockholders of FSIC II:

(a) in the case of (x) Merger 1A, by mutual consent of FSIC III and FSIC II in a written instrument authorized by the Board of Governors of each of FSIC III and FSIC II, (y) Merger 2A, by mutual consent of CCT II and FSIC II in a written instrument authorized by the Board of Governors of each of CCT II and FSIC II or (z) Merger 3A, by mutual consent of FSIC IV and FSIC II in a written instrument authorized by the Board of Governors of each of FSIC IV and FSIC II;

(b) in the case of (x) Merger 1A, by either FSIC III or FSIC II in a written instrument authorized by the Board of Governors of FSIC III or FSIC II, as the case may be, (y) Merger 2A, by either CCT II or FSIC II in a written instrument authorized by the Board of Governors of CCT II or FSIC II, as the case may be, or (z) Merger 3A, by either FSIC IV or FSIC II in a written instrument authorized by the Board of Governors of FSIC IV or FSIC II, as the case may be, if:

(i) any Governmental Entity that must grant a Regulatory Approval has denied approval of Merger 1A, Merger 2A or Merger 3A, as the case may be, and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of Merger 1A, Merger 2A or Merger 3A, as the case may be, or the Transactions with respect thereto;

(ii) Merger 1A, Merger 2A or Merger 3A, as the case may be, shall not have been consummated on or before May 31, 2020 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date; or

(iii) in the case of (x) Merger 1A, the stockholders of FSIC III shall have failed to approve the FSIC III Matters by the FSIC III Requisite Vote of FSIC III’s stockholders at a duly held meeting of FSIC III’s stockholders or at any adjournment or postponement thereof at which the FSIC III Matters have been voted upon, (y) Merger 2A, the stockholders of CCT II shall have failed to approve the CCT II Matters by the CCT II Requisite Vote of CCT II’s stockholders at a duly held meeting of CCT II’s stockholders or at any adjournment or postponement thereof at which the CCT II Matters have been voted upon or (z) Merger 3A, the stockholders of FSIC IV shall have failed to approve the FSIC IV Matters by the FSIC IV Requisite Vote of FSIC IV’s stockholders at a duly held meeting of FSIC IV’s stockholders or any adjournment or postponement thereof at which the FSIC IV Matters have been voted upon; or in the case of Merger 1A, Merger 2A or Merger 3A, the stockholders of FSIC II shall have failed to approve the applicable FSIC II Matters by the FSIC II Requisite Vote of FSIC II’s stockholders at a duly held meeting of FSIC II’s stockholders or at any adjournment or postponement thereof at which the applicable FSIC II Matters have been voted upon;

provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;

(c) FSIC III, in the case of Merger 1A, by CCT II, in the case of Merger 2A, or FSIC IV, in the case of Merger 3A, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of (x) FSIC II or Merger Sub 1 with respect to FSIC III, (y) FSIC II or Merger Sub 2 with respect to CCT II or (z) FSIC II or Merger Sub 3 with respect to FSIC IV, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in (x) Section 8.5(a) or 8.5(b) with respect to CCT II, (y) Section 8.3(a) or 8.3(b) with respect to FSIC III or (x) Section 8.7(a) or 8.7(b) with respect to FSIC IV, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by such Company to FSIC II and each other Company (provided that such Company is not then in material breach of this Agreement so as to cause not to be satisfied any of the conditions set forth in (x) Section 8.1, 8.4(a) or 8.4(b) with respect to CCT II, (y) Section 8.1, 8.2(a) or 8.2(b) with respect to FSIC III or (z) Section 8.6(a) or 8.6(b) with respect to FSIC IV);

(ii) prior to obtaining approval of the applicable FSIC II Matters with respect to CCT II, FSIC III or FSIC IV, (A) a FSIC II Adverse Recommendation Change with respect to Merger 1A, Merger 2A or Merger 3A, as applicable, and/or Takeover Approval shall have occurred, (B) FSIC II shall have failed to include in the Joint Proxy Statement/Prospectus the recommendation of FSIC II’s Board of Governors that FSIC II’s stockholders vote in favor of the applicable FSIC II Matters, (C) a Takeover Proposal is publicly announced and FSIC II fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of FSIC II’s Board of Governors that FSIC II’s stockholders vote in favor of the applicable FSIC II Matters, or (D) a tender or exchange offer relating to any shares of FSIC II Common Stock shall have been commenced by a third party and FSIC II shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that FSIC II’s Board of Governors recommends rejection of such tender or exchange offer;

(iii) FSIC II breaches, in any material respect, its obligations under Section 7.5 or Section 7.7;

(iv) at any time prior to the time the approval of stockholders with respect to the Applicable Matters is obtained, (A) such Company is not in material breach of any of the terms of this Agreement and (B) the Board of Governors of such Company authorizes such Company, subject to complying with the terms of this Agreement (including Section 7.6(b)), to enter into, and such Company enters into, a definitive Contract with respect to a Superior Proposal.

(d) by FSIC II, in the case of Merger 1A, Merger 2A or Merger 3A if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of (x) CCT II in the case of Merger 1A, (y) FSIC III in the case of Merger 2A or (z) FSIC IV in the case of Merger 3A, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in (x) Section 8.2(a) or 8.2(b) with respect to Merger 1A, (y) Section 8.4(a) and 8.4(b) with respect to Merger 2A and (z) Section 8.6(a) and 8.6(b) with respect to Merger 3A, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by FSIC II to each other Company (provided that FSIC II is not then in material breach of this Agreement so as to cause not to be satisfied any of the conditions set forth in (x) Section 8.1, 8.3(a) or 8.3(b) with respect to Merger 1A, (y) Section 8.1, 8.5(a) or 8.5(b) with respect to Merger 2A or (z) Section 8.1, 8.7(a) or 8.7(b) with respect to Merger 3A);

(ii) prior to obtaining approval of the Applicable Matters by the stockholders of (x) FSIC III with respect to Merger 1A, (y) CCT II with respect to Merger 2A and (z) FSIC IV with respect to Merger 3A, as applicable, (A) an Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) such Company shall have failed to include in the Joint Proxy Statement/Prospectus the recommendation of such Company’s Board of Governors that such Company’s stockholders vote in favor of the Applicable Matters, including the Merger and the other Transactions, (C) a Takeover Proposal is publicly announced and such Company fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of such Company’s Board of Governors that such Company’s stockholders vote in favor of the Applicable Matters, including the Merger and the other Transactions or (D) a tender or exchange offer relating to any Applicable Common Shares shall have been commenced by a third party and such Company shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that such Company’s Board of Governors recommends rejection of such tender or exchange offer;

(iii) CCT II, FSIC IIII or FSIC IV, as applicable, breaches, in any material respect, its obligations under Section 7.5 or Section 7.6; or

(iv) at any time prior to the time the approval of stockholders with respect to the FSIC II Matters is obtained, (A) FSIC II is not in material breach of any of the terms of this Agreement and (B) the Board of Governors of FSIC II authorizes FSIC II, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and FSIC II enters into, a definitive Contract with respect to a FSIC II Superior Proposal.

The party desiring to terminate this Agreement in whole or in part pursuant to Section 9.1 shall give written notice of such termination to the other parties in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected. The consequences of any termination of this Agreement are set forth in Section 9.3.

9.2 [Reserved].

9.3 Effect of Termination. In the event of termination of this Agreement by either FSIC II or FSIC III with respect to Merger 1A or 1B, this Agreement shall forthwith become void and have no effect. In the event of a termination of this Agreement with respect to any of Merger 2A, Merger 2B, Merger 3A or Merger 3B by any of CCT II, FSIC IV or FSIC II as provided in Section 9.1, this Agreement shall forthwith become void and have no effect only with respect to such Merger, and none of FSIC II, Merger Sub 1, Merger Sub 2, Merger Sub 3, FSIC III, FSIC IV, CCT II, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement in respect of such Merger. In the event of termination of this Agreement as provided in Section 9.1 with respect to Merger 2A or Merger 3A, as the case may be, CCT II or FSIC IV, as the case may be, shall no longer be construed as a party to this Agreement, except as provided in this Section 9.3. Notwithstanding the foregoing sentences, Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement in whole or in part; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.

9.4 Fees and Expenses. Except with respect to (i) costs and expenses of printing and mailing the Registration Statement and all filing and other fees paid to the SEC in connection with the Merger, and (ii) all filing and other fees in connection with any filing under the HSR Act, which, in each case, shall be borne by FSIC II, FSIC III, FSIC IV and CCT II in accordance with their Pro Rata Share, all fees and expenses incurred in connection with the Mergers, this Agreement and the Transactions shall be paid by the party incurring such fees or expenses, whether or not any Merger is consummated.

9.5 Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Governors, at any time before or after approval of the FSIC II Matters by the stockholders of FSIC II, the FSIC III Matters by the stockholders of FSIC III, the FSIC IV Matters by the stockholders of FSIC IV or the CCT II Matters by the stockholders of CCT II; provided, however, that after any approval of the FSIC II Matters by the stockholders of FSIC II, the FSIC III Matters by the stockholders of FSIC III, the FSIC IV Matters by the stockholders of FSIC IV or the CCT II Matters by the stockholders of CCT II, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.6 Extension; Waiver. At any time prior to the Effective Time 1A, each party, by action taken or authorized by its Board of Governors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

ARTICLE X

CERTAIN DEFINITIONS

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person).

“Articles of Merger” means, as applicable, the Articles of Merger 1A, the Articles of Merger 1B, the Certificate of Merger, the Articles of Merger 2B, the Articles of Merger 3A and the Articles of Merger 3B.

“Applicable Accounting Firm” means the independent registered public accounting firm or firms of a Company or FSIC II, as applicable.

“Applicable Charter” means (i) with respect to CCT II, the CCT II Charter, (ii) with respect to FSIC III, the FSIC III Charter and (iii) with respect to FSIC IV, the FSIC IV Charter.

“Applicable Common Shares” means (i) with respect to CCT II, the CCT II Common Shares, (ii) with respect to FSIC III, the FSIC III Common Shares and (iii) with respect to FSIC IV, the FSIC IV Common Shares.

“Applicable Forbearance Date” means (i) with respect to FSIC III, the earlier of Effective Time 1A and the date, if any, on which this Agreement is terminated pursuant to Section 9.1 as to Merger 1A, (i) with respect to CCT II, the earlier of Effective Time 2A and the date, if any, on which this Agreement is terminated pursuant to Section 9.1 as to Merger 2A or Merger 1A or (iii) with respect to FSIC IV, the earlier of Effective Time 3A and the date, if any, on which this Agreement is terminated pursuant to Section 9.1 as to Merger 3A or Merger 1A.

“Applicable Insurance Policy” means with respect to a Company or FSIC II, all material insurance policies maintained by such Company or any of its Consolidated Subsidiaries or FSIC II or any of its Consolidated Subsidiaries, as applicable, and that name such Company or any of its Consolidated Subsidiaries or FSIC II or any of its Consolidated Subsidiaries, as applicable, as an insured.

“Applicable Intellectual Property Rights” means, with respect to a Company or FSIC II, as the case may be, the Intellectual Property Rights that are material to the conduct of the business of such Company and its Consolidated Subsidiaries or FSIC II and its Consolidated Subsidiaries, as applicable, taken as a whole.

“Applicable Matters” means (i) for CCT II, the CCT II Matters, (ii) for FSIC III, the FSIC III Matters and (iii) for FSIC IV, the FSIC IV Matters.

“Applicable Merger Filings” means (i) with respect to CCT II, (x) the filing of the Certificate of Merger with, and the acceptance for record of the Certificate of Merger by, the DE SOS, in respect of Merger 2A and (y) the filing of the Articles of Merger 2B with, and the acceptance for record of the Articles of Merger 2B by, the SDAT, in respect of Merger 2B and the filing of a certificate of merger with, and the acceptance for record of such certificate of merger, by the DE SOS, in respect of Merger 2B, (ii) with respect to FSIC III, the filing of the applicable Articles of Merger with, and the acceptance for record of the applicable Articles of Merger by, the SDAT, in respect of Merger 1A and Merger 1B and (iii) with respect to FSIC IV, the filing of the applicable Articles of Merger with, and the acceptance for record of the applicable Articles of Merger by, the SDAT, in respect of Merger 3A and Merger 3B.

“Applicable Quarterly Balance Sheet” means (i) with respect to CCT II, the unaudited financial statements set forth in CCT II’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2019, (ii) with respect to FSIC III, the unaudited financial statements set forth in FSIC III’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2019 and (iii) with respect to FSIC IV, the unaudited financial statements set forth in FSIC IV’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2019.

“Applicable Stockholders Meeting” means (i) with respect to CCT II, the CCT II Stockholders Meeting, (ii) with respect FSIC III, the FSIC III Stockholders Meeting and (iii) with respect to FSIC IV, the FSIC Stockholders Meeting.

“Board of Governors” means, with respect to CCT II, its Board of Trustees, and with respect to FSIC III, FSIC IV, FSIC II, Merger Sub 1, Merger Sub 2 or Merger Sub 3, its Board of Directors.

“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of Philadelphia or New York.

“CCT II Bylaws” means the Amended and Restated Bylaws of CCT II.

“CCT II Charter” means the Second Amended and Restated Declaration of Trust of CCT II.

“CCT II Charter Amendments” means the removal of Section 10.6 (Other Transactions) and Section 12.1 (Roll-Up Transactions) from the CCT II Charter.

“CCT II Matters” means (i) the adoption of this Agreement and the approval of Merger 1A, (ii) the CCT II Charter Amendments and (iii) any other matters required to be approved or adopted by the stockholders of CCT II in order to effect the Transactions.

“CCT II Requisite Vote” means, at a duly held meeting of CCT II stockholders, (i) with respect to Merger 2A, the affirmative vote of a majority of the votes entitled to be cast on the matter and (ii) with respect to the CCT II Company Charter Amendments the affirmative vote of a majority of the votes entitled to be cast on the matter.

“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.

“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.

“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.

“Effective Time” means Effective Time 1A, Effective Time 1B, Effective Time 2A, Effective Time 2B, Effective Time 3A or Effective Time 3B, as the case may be.

“Environmental Laws” means applicable Laws regulating, relating to or imposing liability or standards of conduct concerning the use, storage, handling, disposal or release of any Hazardous Substance, as in effect on the date of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Exchange Ratio 1” means the quotient (rounded to four decimal places) of (i) the Closing FSIC III Net Asset Value divided by (ii) the Closing FSIC II Net Asset Value.

“Exchange Ratio 2” means the quotient (rounded to four decimal places) of (i) the Closing CCT II Net Asset Value divided by (ii) the Closing FSIC II Net Asset Value.

“Exchange Ratio 3” means the quotient (rounded to four decimal places) of (i) the Closing FSIC IV Net Asset Value divided by (ii) the Closing FSIC II Net Asset Value.

“FSIC II Charter Amendments” means the removal of Section 5.6 (Dividends and Distributions), Section 10.5 (Other Transactions) and Article XII (Roll-up Transactions) from the FSIC III Charter.

“FSIC II Matters” means (i) the matters referred to in the definition of “FSIC II Requisite Vote” and (ii) any other matters required to be approved or adopted by the stockholders of FSIC II in order to effect the Transactions.

“FSIC II Requisite Vote” means, at a duly held meeting of FSIC II stockholders, (i) with respect to Merger 1B, Merger 2B and Merger 3B, as applicable, the affirmative vote of a majority of the votes entitled to be cast on Merger 1B, Merger 2B and Merger 3B, as applicable, (ii) with respect to FSIC II Charter Amendments, the affirmative vote of a majority of the votes entitled to be cast on the matter; provided, for the avoidance of doubt, (x) the affirmative vote of a majority of votes entitled to be cast on Merger 2B or Merger 3B shall not be deemed to be a component of the FSIC II Requisite Vote with respect to Merger 1B, (y) the affirmative vote of a majority of votes cast on Merger 3B shall not be deemed a component of the FSIC II Requisite Vote with respect to Merger 2B and (z) the affirmative vote of a majority of the votes entitled to be cast on Merger 2B shall not be deemed a component of the FSIC II Requisite Vote with respect to Merger 3B.

“FSIC II Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, FSIC II or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of FSIC II or more than 75% of the assets of FSIC II on a consolidated basis (a) on terms which FSIC II’s Board of Governors determines in good faith to be superior for the stockholders of FSIC II (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Mergers (after giving effect to any alternative proposed by a Company in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by FSIC II’s Board of Governors to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“FSIC III Bylaws” means the Amended and Restated Bylaws of FSIC III.

“FSIC III Charter” means the Articles of Amendment and Restatement of FSIC III

“FSIC III Charter Amendments” means the removal of Section 10.5 (Other Transactions) and Article XII (Roll-up Transactions) from the FSIC III Charter.

“FSIC III Matters” means (i) the adoption of this Agreement and the approval of Merger 2A, (ii) the FSIC III Charter Amendments and (iii) any other matters required to be approved or adopted by the stockholders of FSIC III in order to effect the Transactions.

“FSIC III Requisite Vote” means, at a duly held meeting of FSIC III stockholders, (i) with respect to the proposed Merger 1A, the affirmative vote of a majority of the votes entitled to be cast on the matter and (ii) with respect to the FSIC III Charter Amendments the affirmative vote of a majority of the votes entitled to be cast on the matter.

“FSIC IV Bylaws” means the Amended and Restated Bylaws of FSIC IV.

“FSIC IV Charter” means the Articles of Amendment and Restatement of FSIC IV.

“FSIC IV Charter Amendments” means the removal of Section 10.5 (Other Transactions) and Article XII (Roll-up Transactions) from the FSIC III Charter.

“FSIC IV Matters” means (i) the adoption of this Agreement and the approval of Merger 3A, (ii) the FSIC IV Charter Amendments and (iii) any other matters required to be approved or adopted by the stockholders of FSIC IV in order to effect the Transactions.

“FSIC IV Requisite Vote” means, at a duly held meeting of FSIC IV stockholders, (i) with respect to Merger 3A, the affirmative vote of a majority of the votes entitled to be cast on the matter and (ii) with respect to the FSIC IV Charter Amendments the affirmative vote of a majority of the votes entitled to be cast on the matter.

“Governing Documents” means (i) with respect to CCT II, the CCT II Charter and the CCT II Bylaws, (ii) with respect to FSIC III, the FSIC III Charter and the FSIC III Bylaws and (iii) with respect to FSIC IV, the FSIC IV Charter and the FSIC IV Bylaws.

“Governmental Entity” means any federal, state, local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal, or judicial body, or any political subdivision, department or branch of any of the foregoing.

“Hazardous Substance” means any substance to the extent presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law.

“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into the in the ordinary course of business.

“Independent Governor” means, with respect to FSIC II, CCT II, FSIC III or FSIC IV, each director or trustee who is not an “interested person” of FSIC II, CCT II, FSIC III or FSIC IV, as the case may be, as defined in the Investment Company Act.

“Intellectual Property Rights” means, collectively, patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights.

“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, FSIC II and its Consolidated Subsidiaries, taken as a whole, FSIC III and its Consolidated Subsidiaries, taken as a whole, FSIC IV and its Consolidated Subsidiaries, taken as a whole, or CCT II and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors or trustees, as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) changes in general economic, social or political conditions or the financial markets in general; or (c) general changes or developments in the industries in which the applicable party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

“knowledge” means (i) for CCT II, the actual knowledge of its executive officers as of the date of this Agreement, (ii) for FSIC III, the actual knowledge of its executive officers as of the date of this Agreement (iii) for FSIC IV, the actual knowledge of its executive officers as of the date of this Agreement, (iv) for FSIC II, the actual knowledge of its executive officers as of the date of this Agreement and (v) for the Joint Advisor, the actual knowledge of its executive officers as of the date of this Agreement.

“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.

“Material Adverse Effect” means, with respect to FSIC II, FSIC III, FSIC IV, CCT II or the Joint Advisor, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure to meet internal or published projections or forecasts for any period, as the case may be (provided that the underlying causes of such failure shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Merger and the other Transactions.

“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.

“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.

“Permitted Indebtedness” means Indebtedness of FSIC II, FSIC III, FSIC IV or CCT II, as the case may be, and its respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) Indebtedness incurred by FSIC II, FSIC III, FSIC IV or CCT II, as applicable, after the date of this Agreement to the extent permitted by the 1940 Act that is substantially consistent with the past practices of FSIC II, FSIC III, FSIC IV or CCT II, as the case may be.

“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.

“Previously Disclosed” means information (i) with respect to CCT II, (A) set forth by CCT II in the CCT II Disclosure Schedule or (B) previously disclosed since the Applicable Date in any CCT II SEC Report, (ii) with respect to FSIC III, (A) set forth by FSIC III in the FSIC III Disclosure Schedule or (B) previously disclosed since the Applicable Date in any FSIC III SEC Report, (iii) with respect to FSIC IV, (A) set forth by FSIC IV in the FSIC IV Disclosure Schedule or (B) previously disclosed since the Applicable Date in any FSIC IV SEC Report and (iv) with respect to FSIC II, (A) set forth by FSIC II in the FSIC II Disclosure Schedule or (B) previously disclosed since the Applicable Date in any FSIC II SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any CCT II SEC Report, FSIC III SEC Report, FSIC IV SEC Report or FSIC II SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”

“Pro Rata Share” means, for each Company, a percentage equal to such Company’s assets under management calculated as of the end of the most recent fiscal quarter, divided by the aggregate assets under management by FSIC II and each of the Companies calculated as of the end of the most recent fiscal quarter.

“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Recent Date” means March 31, 2019.

“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

“Requisite Vote” means (i) with respect to CCT II, the CCT II Requisite Vote, (ii) with respect to FSIC III, the FSIC III Requisite Vote and (iii) with respect to FSIC IV, the FSIC IV Requisite Vote.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“Superior Proposal” means, with respect to a Company, a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, such Company or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of such Company or more than 75% of the assets of such Company on a consolidated basis (a) on terms which such Company’s Board of Governors determines in good faith to be superior for the stockholders of such Company (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Mergers (after giving effect to any alternative proposed by such Company in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by such Company’s Board of Governors to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“stockholder” shall mean “shareholder” with respect to CCT II and Merger Sub 2 and “stockholder” with respect to FSIC II, FSIC III, FSIC IV, Merger Sub 1 and Merger Sub 3.

“Surviving Company” means Surviving Company 1, Surviving Company 2 or Surviving Company 3, as the case may be.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than FSIC III, FSIC IV, CCT II or FSIC II or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving FSIC III, FSIC IV, CCT II or FSIC II, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of FSIC III, FSIC IV, CCT II or FSIC II, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, FSIC III or in any of FSIC III’s Consolidated Subsidiaries, FSIC IV or in any of FSIC IV’s Consolidated Subsidiaries, CCT II or in any of CCT II’s Consolidated Subsidiaries, or FSIC II or in any of FSIC II’s Consolidated Subsidiaries, as applicable, in each case other than the Merger and the other Transactions.

“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

“Tax Dividend” means a dividend or dividends, with respect to any applicable Tax year, which is deducible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to CCT II’s, FSIC III’s or FSIC IV’s, as the case may be, stockholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Tax Return” means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.

Table of Definitions

Term	Section
Acceptable Courts	11.6
Agreement	Preamble
Applicable Balance Sheet	3.6(b)
Applicable Date	3.5(a)
Applicable Material Contracts	3.15(a)
Applicable Recommendation	7.6(a)
Applicable SEC Reports	3.5(a)
Articles of Merger 1B	1.3(b)
Articles of Merger 2B	1.3(b)
Articles of Merger 3A	1.3(c)
Articles of Merger 3B	1.3(f)

Term	Section
Bankruptcy and Equity Exception	3.3(a)
BDC	Recitals
Cancelled CCT II Shares	1.5(c)(ii)
Cancelled FSIC III Shares	1.5(a)(ii)
Cancelled FSIC IV Shares	1.5(e)(ii)
Capitalization Date	3.2(a)
CCT II	Preamble
CCT II Bylaws	3.1(b)
CCT II Charter	3.1(b)
CCT II Common Shares	1.5(c)(ii)
CCT II Disclosure Schedule	11.9
CCT II Intellectual Property Rights	3.17
CCT II Recommendation	7.6(a)
CCT II Stockholders Meeting	3.3(a)
CCT II Voting Debt	3.2(b)
Closing	1.2
Closing CCT II Net Asset Value	2.6(b)
Closing Date	1.2
Closing FSIC II Net Asset Value	2.6(d)
Closing FSIC III Net Asset Value	2.6(a)
Closing FSIC IV Net Asset Value	2.6(b)
Code	Recitals
Company	Article III
DE SOS	1.3(c)
Determination Date	2.6(a)
Disclosure Schedule	11.9
DOJ	7.1(a)
Effective Time 1A	1.3(a)
Effective Time 1B	1.3(b)
Effective Time 2A	1.3(a)
Effective Time 2B	1.3(b)
Effective Time 3A	1.3(c)
Effective Time 3B	1.3(f)
Employee Benefit Plans	3.14
Exchange Fund	2.3
FSIC II	Preamble
FSIC II Adverse Recommendation Change	7.7(a)
FSIC II Balance Sheet	4.6(b)
FSIC II Bylaws	4.1(b)
FSIC II Capitalization Date	4.2(a)
FSIC II Charter	4.1(b)
FSIC II Common Stock	1.5(a)(ii)
FSIC II Disclosure Schedule	11.9
FSIC II Insurance Policy	4.16
FSIC II Intellectual Property Rights	4.17
FSIC II Intervening Event Notice Period	7.7(e)
FSIC II Material Contracts	4.1(a)
FSIC II Quarterly Balance Sheet	4.6(b)
FSIC II Recommendation	7.7(a)
FSIC II SEC Reports	4.5(a)
FSIC II Stockholders Meeting	4.3(a)
FSIC II Voting Debt	4.2(a)
FSIC III	Preamble
FSIC III Common Shares	1.5(a)(ii)
FSIC III Disclosure Schedule	11.9
FSIC III Recommendation	7.6(a)
FSIC III Voting Debt	3.2(b)

Term	Section
FSIC IV	Preamble
FSIC IV Common Shares	1.5(e)(ii)
FSIC IV Disclosure Schedule	11.9
FSIC IV Recommendation	7.6(a)
FSIC IV Voting Debt	3.2(b)
FTC	7.1(a)
GAAP	3.6(a)
HSR Act	3.4
Indemnified Liabilities	7.4(a)
Indemnified Parties	7.4(a)
Indemnified Party	7.4(a)
Intellectual Property Rights	3.17
Intervening Event Notice Period	7.6(e)
IRS	3.12(a)
Joint Advisor	Preamble
Joint Advisor Disclosure Schedule	11.9
Joint Proxy Statement/Prospectus	3.4
Merger 1A	Recitals
Merger 1B	Recitals
Merger 2A	Recitals
Merger 2B	Recitals
Merger 3A	Recitals
Merger 3B	Recitals
Merger Consideration 1	1.5(a)(iii)
Merger Consideration 2	1.5(c)(iii)
Merger Consideration 3	1.5(e)(iii)
Merger Sub 1	Preamble
Merger Sub 2	Preamble
Merger Sub 3	Preamble
Mergers	Recitals
MGCL	1.1(a)
Notice of a CCT II Superior Proposal	7.6(b)
Notice of a FSIC II Superior Proposal	7.7(b)
Notice of a FSIC III Superior Proposal	7.6(b)
Notice of a FSIC IV Superior Proposal	7.6(b)
Paying and Exchange Agent	2.3
Registration Statement	3.4
Representatives	7.5(a)
RIC	3.12(b)
Rights	3.2
Sarbanes-Oxley Act	3.6(g)
SDAT	1.3(a)
Surviving Company 1	Recitals
Surviving Company 2	Recitals
Surviving Company 3	Recitals
Takeover Approval	7.6(a)(ii),
Takeover Statutes	3.10
Termination Date	9.1(b)(ii)

ARTICLE XI

GENERAL PROVISIONS

11.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.4 and Section 9.4 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.

11.2 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to any party to this Agreement	201 Rouse Boulevard
other than CCT II to:	Philadelphia, PA 19112
Attention: Stephen S. Sypherd
Email: Stephen.Sypherd@fsinvestments.com

with a copy, which will not	Dechert LLP
constitute notice, to:	Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz and Eric S. Siegel
Email: james.lebovitz@dechert.com and eric.siegel@dechert.com

Stradley Ronon Stevens & Young, LLC
205 Market Street, Suite 2600
Philadelphia, PA 19103-7018
Attention: Michael P. O’Hare, Esq.
Email: mohare@stradley.com

If to CCT II to:	201 Rouse Boulevard
Philadelphia, PA 19112
Attention: Stephen S. Sypherd
Email: Stephen.Sypherd@fsinvestments.com

with a copy, which will not	Dechert LLP
constitute notice, to:	Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz and Eric S. Siegel
Email: james.lebovitz@dechert.com and eric.siegel@dechert.com

Shearman & Sterling
599 Lexington Avenue
New York, New York 10022-6069
Attention: Jay G. Baris, Esq.
E-mail: jay.baris@shearman.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).

11.3 Interpretation; Construction. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

11.4 Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic means), it being understood that each party need not sign the same counterpart.

11.5 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

11.6 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except (a) to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control and (b) Merger 2A is governed by the Delaware Statutory Trust Act. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, Northern Division and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties to this Agreement have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.

11.7 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.4, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

11.8 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Maryland, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

11.9 Disclosure Schedule. Before entry into this Agreement, FSIC II, FSIC III, FSIC IV, CCT II and the Joint Advisor each delivered to the other parties a schedule (the “FSIC II Disclosure Schedule”, the “FSIC III Disclosure Schedule”, the “FSIC IV Disclosure Schedule”, the “CCT II Disclosure Schedule” and the “Joint Advisor Disclosure Schedule”, respectively, each a “Disclosure Schedule”) that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III, Article IV or Article V or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect. Each Disclosure Schedule shall be numbered to correspond with the sections and subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.

[Signature Page Follows]

IN WITNESS WHEREOF, CCT II, FSIC III, FSIC IV, FSIC II, Merger Sub 1, Merger Sub 2, Merger Sub 3 and the Joint Advisor have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

CCT II:

CORPORATE CAPITAL TRUST II

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: Chief Executive Officer

FSIC III:

FS INVESTMENT CORPORATION III

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: Chief Executive Officer

FSIC IV:

FS INVESTMENT CORPORATION IV

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: Chief Executive Officer

FSIC II:

FS INVESTMENT CORPORATION II

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: Chief Executive Officer

MERGER SUB 1:

NT ACQUISITION 1, INC.

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: President and Chief Executive Officer

MERGER SUB 2:

NT ACQUISITION 2, INC.

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: President and Chief Executive Officer

MERGER SUB 3:

NT ACQUISITION 3, INC.

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: President and Chief Executive Officer

JOINT ADVISOR:

FS/KKR ADVISOR, LLC

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: Chief Executive Officer

ANNEX B

FSIC II Second Articles of Amendment and Restatement

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT OF FS INVESTMENT CORPORATION II

FIRST: FS Investment Corporation II (the “Corporation”), a Maryland corporation, desires to amend and restate its charter.

SECOND: The following provisions are all the provisions of the charter of FS Investment Corporation II currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is FS Investment Corporation II.

ARTICLE II

PURPOSE

The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force, including conducting and carrying on the business of a business development company, subject to making an election therefor under the Investment Company Act of 1940, as amended (the “1940 Act”).

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent of the Corporation in Maryland is The Corporation Trust Incorporated, ~~351 West Camden Street, Baltimore~~2405 York Road, Suite 201, Lutherville Timonium, Maryland ~~21201~~21093-2264. The street address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, ~~351 West Camden Street, Baltimore~~2405 York Road, Suite 201, Lutherville Timonium, Maryland ~~21201~~21093-2264. The Corporation also may have such other offices or places of businesses within or outside the State of Maryland as the Directors may from time to time determine.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 4.1 Number, Term and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the board of directors. The number of directors of the Corporation is ~~nine~~ten (~~9~~10), which number may be increased or decreased from time to time by the board of directors pursuant to the bylaws of the Corporation (“Bylaws”). ~~Notwithstanding the foregoing sentence, the number of directors that shall comprise the Corporation’s board of directors shall not be less than three, except for a period of up to 60 days after the death, removal or resignation of a director pending the election of such director’s successor. Each director shall hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms. Any director elected by the directors without a stockholder vote to fill a vacancy as a result of the expansion of the size of the board of directors who remains a director of the Corporation at the time of the next annual meeting of stockholders shall be submitted to the stockholders for election to the board of directors at such annual meeting of stockholders.~~

A majority of the board of directors shall be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. The names of the directors currently in office are Barbara Adams, Frederick Arnold, Todd C. Builione, Brian R. Ford, Michael C. Forman, ~~Barbara Adams, David J. Adelman~~Richard Goldstein, Michael J. ~~Heller, Michael F. Gerber, Robert E. Keith, Jr., Paul Mendelson, John E. Stuart and Scott J. Tarte.~~Hagan, Jeffrey K. Harrow, Jerel A. Hopkins and James H. Kropp.

The Corporation elects ~~that~~, at all times that it is eligible to so elect, to be subject to the provisions of Section 3-804(c) of the Maryland General Corporation Law (the “MGCL”), subject to applicable requirements of the 1940 Act and except as may be provided by the board of directors in setting the terms of any class or series of Preferred Stock (as hereinafter defined), in order that any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies. ~~Notwithstanding the foregoing sentence, if there are independent directors on the board of directors, vacancies among the independent directors’ positions on the board of directors may be filled only with the affirmative vote of a majority of the remaining independent directors in office.~~

From and after the date these Second Articles of Amendment and Restatement are accepted for record with State Department of Assessments and Taxation of the State of Maryland (“SDAT”), the directors (other than any director elected solely by holders of one or more classes or series of Preferred Stock) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the board of directors, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. Directors may be elected to an unlimited number of successive terms.

Section 4.2    Stockholder Voting. Except as provided in Section 6.2 and Section 11.1, notwithstanding any provision of law requiring an action to be approved by the affirmative vote of the holders of stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the board of directors, and approved by the affirmative vote of holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 4.3 Authorization by Board of Stock Issuance. The board of directors may authorize the issuance from time to time of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into stock of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.

Section 4.4 Quorum. The presence in person or by proxy of the holders of stock of the Corporation entitled to cast one-third of the votes entitled to be cast at the meeting shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of stock entitled to cast one-third of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

Section 4.5 Preemptive Rights. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the board of directors, no holder of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional stock of the Corporation or any other security of the Corporation which it may issue or sell.

Section 4.6 Appraisal Rights. Except as may be provided by the board of directors in setting the terms of any class or series of Preferred Stock and except as contemplated by Section 3-708 of the MGCL, no stockholder of the Corporation shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL or any successor provision thereto in connection with any transaction.

Section 4.7 Determinations by Board.

(a) The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors consistent with the charter, shall be final and conclusive and shall be binding upon the Corporation and every stockholder: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any stock of the Corporation; the stock of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any conflict between the MGCL and the provisions set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or the Bylaws or otherwise to be determined by the board of directors.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, to the extent the board of directors determines that the MGCL conflicts with the provisions set forth in the NASAA Omnibus Guidelines, the provisions in the NASAA Omnibus Guidelines shall control to the extent such provisions of the MGCL are not mandatory.

Section 4.8 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

ARTICLE V

STOCK

Section 5.1 Authorized Stock. The Corporation has authority to issue 500,000,000 shares of stock, of which 450,000,000 shares are classified as common stock, $0.001 par value per share (“Common Stock”), and 50,000,000 shares are classified as preferred stock, $0.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized stock having par value is $500,000. ~~All stock shall be fully paid and nonassessable when issued, and the Corporation shall not make any mandatory assessment against any stockholder beyond such stockholder’s subscription commitment.~~ A majority of the entire board of directors without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. ~~For the avoidance of doubt, any such amendment shall not be deemed to alter or change the powers, preferences or special rights of any shares.~~

Section 5.2 Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote. Except as otherwise provided in this charter, and subject to the express terms of any class or series of Preferred Stock, holders of Common Stock shall have the exclusive right to vote on all matters as to which a stockholder is entitled to vote pursuant to applicable law at all meetings of stockholders. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the aggregate assets available for distribution to holders of Common Stock shall be determined in accordance with applicable law and the charter. Each holder of Common Stock shall be entitled to receive, ratably with each other holder of Common Stock, that portion of the assets available for distribution as the number of outstanding shares of stock of such class held by such holder bears to the total number of outstanding shares of stock of such class then outstanding. The board of directors may classify or reclassify any unissued shares of Common Stock from time to time, in one or more classes or series of Common Stock or Preferred Stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of ~~such~~the stock.

Section 5.3 Preferred Stock. The board of directors may ~~authorize the issuance of~~issue shares of Preferred Stock or classify or reclassify any unissued shares of Preferred Stock from time to time, in one or more classes or series of Preferred Stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of ~~such~~the stock.

Section 5.4 Classified or Reclassified Shares. ~~The~~Prior to issuance of classified or reclassified shares of any class or series, the board of directors by resolution ~~may classify or reclassify any shares of stock of any class or series of the Corporation. In connection therewith, the board of directors may~~shall: (a) designate ~~any shares of the Corporation as a~~that class or series to distinguish ~~such shares~~it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with ~~the State Department of Assessments and Taxation of the State of Maryland (“~~SDAT~~”)~~. Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof; provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with SDAT, or ~~another~~other charter document.

Section 5.5 Inspection of Books and Records. A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the board of directors determines that such stockholder has an improper purpose for requesting such inspection.

Section 5.6 ~~Section 5.5~~ Deferred Payments. The Corporation shall not have authority to make arrangements for deferred payments on account of the purchase price of the Corporation’s stock unless all of the following conditions are met: (a) such arrangements are warranted by the Corporation’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Corporation; (c) the deferred payments shall be evidenced by a promissory note of the stockholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment and (d) selling commissions and front end fees paid upon deferred payments are payable when payment is made on the note. The Corporation shall not sell or assign the deferred obligation notes at a discount. In the event of default in the payment of deferred payments by a stockholder, the stockholder may be subjected to a reasonable penalty.

~~Section 5.6 Dividends and Distributions.~~

~~(a) The board of directors of the Corporation shall cause the Corporation to provide for adequate reserves for normal replacements and contingencies (but the Corporation shall not be required to maintain reserves for payment of fees payable to the Adviser) by causing the Corporation to retain a reasonable percentage of proceeds from offerings and revenues.~~

~~(b) From time to time and not less than quarterly, the Corporation shall cause the Adviser to review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the board of directors, distribute pro rata to the stockholders funds received by the Corporation and available for distribution which the Adviser deems unnecessary to retain in the Corporation. The board of directors may authorize the Corporation to declare and pay to stockholders such dividends or distributions, in cash or other assets of the Corporation or in securities of the Corporation or from any other source as the board of directors in its discretion shall determine. The board of directors shall endeavor to authorize the Corporation to declare and pay such dividends and distributions (i) as shall be necessary for the Corporation to qualify as a “Regulated Investment Company” under the Code, and (ii) to the extent that the board of directors deems it unnecessary for the Corporation to retain funds received by it; provided, however, that in each case stockholders shall have no right to any dividend or distribution unless and until authorized by the board of directors and declared by the Corporation. The exercise of the powers and rights of the board of directors pursuant to this Section 5.7 shall be subject to the provisions of any class or series of shares at the time outstanding. The receipt by any person in whose name any shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the charter or distributions in which (i) the board of directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the board of directors offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those stockholders that accept such offer.~~

Section 5.7 Charter and Bylaws. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and the Bylaws. The board of directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws.

~~Section 5.8 Suitability of Stockholders. If the Corporation is offering Common Stock or Preferred Stock in a public offering registered with the U.S. Securities and Exchange Commission (a “Public Offering”), subject to any required heightened suitability standards set forth in the prospectus related to such Public Offering (as the same may be amended or supplemented~~

~~from time to time, the “Prospectus”), to purchase Common Stock or Preferred Stock from the Corporation in the Public Offering, each prospective stockholder must represent to the Corporation, among such other requirements as the Corporation may require from time to time, that such prospective stockholder satisfies any suitability standards required by the guidelines published by NASAA applicable to the Corporation, as such standards may be amended from time to time, that are set forth in the Prospectus, such as that prospective stockholders must have a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000.~~

Section 5.8 ~~Section 5.9~~ Fractional Shares. The Corporation shall have authority to issue fractional shares. Any fractional shares of stock shall carry proportionately all of the rights of a whole share, including, without limitation, the right to vote and the right to receive dividends and other distributions.

ARTICLE VI

AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1 Amendments Generally. The Corporation reserves the right from time to time~~, and upon the requisite approval by the board of directors and the stockholders,~~ to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock~~; provided that, if the board of directors has declared the amendment advisable and submitted it to the stockholders, any amendment to the charter must be approved by the affirmative vote of holders of shares entitled to cast a majority (or such greater proportion as may be required elsewhere in the charter) of the votes entitled to be cast on the matter~~. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

Section 6.2 Approval of Certain Charter Amendments~~. Except as otherwise required by applicable law and notwithstanding the provisions of Section 6.1 hereof, the~~ and Dissolution.

(a) The affirmative vote of the holders of shares entitled to cast at least ~~two-thirds~~80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on the matter voting as a separate class, shall be necessary to effect:

(i) ~~(a)~~ Any amendment to the charter to make the Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); ~~and~~

(ii) The liquidation or dissolution of the Corporation and any amendment to the charter of the Corporation to effect any such liquidation or dissolution; and

(iii) ~~(b)~~ Any amendment to Section 4.1, Section 4.2, Section 4.7, Section 4.8, Section 6.1 or this Section 6.2~~.~~;

provided, however, that, if the Continuing Directors (as defined herein) then on the board of directors, by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the board of directors, approve such proposal or amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter shall be required to approve such matter.

(b) Continuing Directors. “Continuing Directors” means the directors identified in Article IV, Section 4.1 and the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then on the board of directors.

ARTICLE VII

LIMITATION OF LIABILITY; INDEMNIFICATION AND

ADVANCE OF EXPENSES

Section 7.1 Limitation of Stockholder Liability. No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of being a stockholder. The term “Person” shall mean an individual, corporation, ~~limited liability company,~~ partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17)

of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

Section 7.2 Limitation of Director and Officer Liability. To the fullest extent permitted by Maryland law, ~~subject to any limitation set forth under the federal securities laws, or in this Article VII,~~ no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7.3

~~(a)~~ Indemnification. ~~Subject to any limitations set forth in paragraph (b) or (c) below or, with respect to the advancement of expenses, Section 7.4, the~~The Corporation shall have the power to indemnify, and~~, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~ pay or reimburse reasonable expenses ~~as incurred~~ in advance of final disposition of a proceeding to, (i) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to ~~the~~a proceeding by reason of his or her service in that capacity, and (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to ~~the~~a proceeding by reason of his or her service in ~~that capacity or (iii) the Adviser or any of its Affiliates acting as an agent of the Corporation (each such person an “Indemnitee”)~~such capacity and from and against any claim or liability to which such person may become subject or which such person may incur, in each case to the fullest extent permitted by Maryland law. The Corporation may, with the approval of the board of directors or any duly authorized committee thereof, provide such indemnification and ~~advance for~~advancement of expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. ~~The board of directors may take such action as is necessary to carry out this Section 7.3(a). No amendment of the charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee pursuant to paragraph (a) for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:~~

~~(i) The Corporation has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~

~~(ii) The Corporation has determined, in good faith, that the Indemnitee was acting on behalf of or performing services for the Corporation.~~

~~(iii) The Corporation has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is the Adviser, an affiliate of the Adviser or any officer of the Corporation, the Adviser or an affiliate of the Adviser or (B) gross negligence or willful misconduct in the case that the Indemnitee is a director (and not also an officer of the Corporation, the Adviser or an affiliate of the Adviser).~~

~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of net assets and not from the stockholders.~~

~~(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee pursuant to paragraph (a) unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission (“SEC”) and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.~~

~~Section 7.4 Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred, as incurred, by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) such Indemnitee provides the Corporation with written affirmation of such Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized by Section 7.3 hereof has been met, (c) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (d) such Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, in cases in which such Person is found not to be entitled to indemnification.~~

Section 7.4 ~~Section 7.5~~ Express Exculpatory Clauses in Instruments. Neither the stockholders nor the directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being stockholders, directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s net assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any stockholder, director, officer, employee or agent liable thereunder to any third party, nor shall the directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

Section 7.5 ~~Section 7.6 Limitation on Indemnification~~1940 Act. The provisions of this Article VII shall be subject to ~~the~~any applicable limitations of the 1940 Act.

Section 7.6 ~~Section 7.7~~ Amendment or Repeal. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7.7 ~~Section 7.8~~ Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which any ~~Indemnitee~~director or officer may be entitled under the bylaws, a resolution of stockholders or directors, an agreement or otherwise.

ARTICLE VIII

ADVISER

Section 8.1 Supervision of Adviser.

(i) Subject to the requirements of the 1940 Act, the board of directors may exercise broad discretion in allowing the Adviser to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The board of directors shall monitor the Adviser to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the stockholders and are fulfilled and that (i) the expenses incurred are reasonable in light of the investment performance of the Corporation, its net assets and its net income, (ii) all Front End Fees shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment, and (iii) the percentage of gross proceeds of any offering committed to Investment in Program Assets shall be at least 82%. All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Corporation, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

(ii) The board of directors is responsible for determining that compensation paid to the Adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Corporation and that the provisions of the investment advisory agreement are being carried out. The board of directors may consider all factors that they deem relevant in making these determinations. So long as the corporation is a business development company under the 1940 Act, compensation to the Adviser shall be considered presumptively reasonable if the incentive fee is limited to the participation in net gains allowed by the 1940 Act.

Section 8.2 Fiduciary Obligations. Any investment advisory agreement with the Adviser shall provide that the Adviser have a fiduciary responsibility and duty to the Corporation and to the stockholders. The chief executive officer and chief investment officer of the Adviser shall have at least three years’ relevant experience demonstrating the knowledge and experience to acquire and manage the type of assets being acquired and shall have not less than four years relevant experience in the kind of service being rendered or otherwise must demonstrate sufficient knowledge and experience to perform the services proposed. The board of directors shall determine whether any successor Adviser possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.

Section 8.3 Termination. The investment advisory agreement shall provide that it is terminable by (a) a majority of the independent directors on not less than 60 days’ written notice or (b) the Adviser on not less than 120 days’ written notice, in each case without cause or penalty, and in each case the Adviser shall cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function.

Section 8.4 Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the board of directors, the Corporation shall reimburse the Adviser and its Affiliates for Organization and Offering Expenses incurred by the Adviser or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable, as determined by the board of directors, and shall be included Front End Fees for purposes of the limit on such Front End Fees set forth in Section 8.1.

Section 8.5 Acquisition Fees. Unless otherwise provided in any resolution adopted by the board of directors, the Corporation may pay the Adviser and its Affiliates fees for the review and evaluation of potential investments; provided, however, that the board of directors shall conclude that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable.

Section 8.6 Reimbursement for Expenses. Unless otherwise provided in any resolution adopted by the board of directors, the Corporation may reimburse the Adviser, at the end of each fiscal quarter, for actual cost of goods and services used for or by the Corporation and obtained from Persons other than the Adviser’s Affiliates. The Adviser may be reimbursed for the administrative services necessary to the prudent operation of the Corporation; provided, the reimbursement shall be the lower of the Adviser’s actual cost or the amount the Corporation would be required to pay Persons other than the Adviser’s Affiliates for comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles.

Section 8.7 Reimbursement Limitations. The Corporation shall not reimburse the Adviser or its Affiliates for services for which the Adviser or its Affiliates are entitled to compensation in the form of a separate fee. Excluded from the allowable reimbursement shall be: (a) rent or depreciation, utilities, capital equipment, other administrative items of the Adviser; and (b) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of the Adviser. For purposes of this Section 8.7, “controlling person” means persons with responsibilities similar to those of an executive, or a member of the board of directors, or any person who holds more than 10% of the Adviser’s equity securities or who has the power to control the Adviser.

ARTICLE IX

INVESTMENT OBJECTIVES AND LIMITATIONS

Section 9.1 Investment Objectives. The Corporation’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The independent directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the board of directors.

Section 9.2 Investments in Other Programs.

(a) The Corporation shall not invest in general partnerships or joint ventures with non-Affiliates that own and operate specific assets, unless the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) below, acquires a controlling interest in such a general partnership or joint venture, but in no event shall the Adviser be entitled to duplicate fees; provided, however that the foregoing is not intended to prevent the Corporation from carrying out its business of investing and reinvesting its assets in securities of other issuers. For purposes of this Section, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to: (i) review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner or consent of the joint venture partner; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds and (v) exercise a right of first refusal on any desired sale or refinancing by the joint venture partner of its interest in the assets, except for transfer to an Affiliate of the joint venture partner.

(b) The Corporation shall have the authority to invest in general partnerships or joint ventures with other publicly registered Affiliates of the Corporation if all of the following conditions are met: (i) the Affiliate and the Corporation have substantially identical investment objectives; (ii) there are no duplicate fees to the Adviser; (iii) the compensation payable by the general partnership or joint venture to the Advisers in each Corporation that invests in such partnership or joint venture is substantially identical; (iv) each of the Corporation and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the joint venture; (v) the investment of each of the Corporation and its Affiliate is on substantially the same terms and conditions and (vi) any prospectus of the Corporation in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions since neither the Corporation nor its Affiliate controls the partnership or joint venture, and the potential risk that while a the Corporation or its Affiliate may have the right to buy the assets from the partnership or joint venture, it may not have the resources to do so.

(c) The Corporation shall have the authority to invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Corporation only if all of the following conditions are met: (i) the investment is necessary to relieve the Adviser from any commitment to purchase the assets entered into in compliance with Section 10.1 prior to the closing of the offering period of the Corporation; (ii) there are no duplicate fees to the Adviser; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Corporation has a right of first refusal to buy if the Adviser wishes to sell assets held in the joint venture and (v) any prospectus of the Corporation in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions.

(d) The Corporation may be structured to conduct operations through separate single-purpose entities managed by the Adviser (multi-tier arrangements); provided that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws. Any agreements regarding such arrangements shall accompany any prospectus of the Corporation, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organization and Offering expenses, fees payable to the Adviser, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Adviser, the Corporation and the stockholders and (iii) there will be no diminishment in the voting rights of the stockholders.

(e) Other than as specifically permitted in subsections (b), (c) and (d) above, the Corporation shall not invest in general partnerships or joint ventures with Affiliates.

(f) The Corporation shall be permitted to invest in general partnership interests of limited partnerships only if the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) above, acquires a “controlling interest” as defined in subsection (a) above, the Adviser is not entitled to any duplicate fees, no additional compensation beyond that permitted under applicable law is paid to the Adviser, and the agreement of limited partnership or other applicable agreement complies with this Section 9.2.

Section 9.3 Other Goods or Services.

(a) In addition to the services to be provided under the investment advisory agreement, the Corporation may accept goods or other services provided by the Adviser in connection with the operation of assets, provided that (i) the Adviser, as a fiduciary, determines such self-dealing arrangement is in the best interest of the Corporation; (ii) the terms pursuant to which all such goods or services are provided to the Corporation by the Adviser shall be embodied in a written contract, the material terms of which must be fully disclosed to the stockholders; (iii) the contract may only be modified with approval of holders of a majority of the outstanding voting securities of the Corporation and (iv) the contract shall contain a clause allowing termination without penalty on 60 days’ notice. Without limitation to the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (x) the Adviser must be independently engaged in the business of providing such goods or services to persons other than its Affiliates and at least 33% of the Adviser’s associated gross revenues must come from persons other than its Affiliates; (y) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than the Adviser and its Affiliates in the same geographic location who provide comparable goods or services which could reasonably be made available to the Corporation; and (z) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the stockholders. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Adviser and its Affiliates.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, if the Adviser is not engaged in the business to the extent required by such clause, the Adviser may provide to the Corporation other goods and services if all of the following additional conditions are met: (i) the Adviser can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Adviser and its Affiliates in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Adviser on behalf of the Corporation in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.

ARTICLE X

CONFLICTS OF INTEREST

Section 10.1 Sales and Leases to Corporation. The Corporation shall not purchase or lease assets in which the Adviser or any Affiliate thereof has an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the stockholders either in a periodic report filed with the SEC or otherwise; and (b) the assets are sold or leased upon terms that are reasonable to the Corporation and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. Notwithstanding anything to the contrary in this Section 10.1, the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Corporation, or the completion of construction of the assets, provided that all of the following conditions are met: (i) the assets are purchased by the Corporation at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Corporation and (iii) there are no other benefits arising out of such transaction to the Adviser.

Section 10.2 Sales and Leases to the Adviser, Directors or Affiliates. The Corporation shall not sell assets to the Adviser or any Affiliate thereof unless such sale is duly approved by the holders of a majority of the outstanding voting securities of the Corporation. The Corporation shall not lease assets to the Adviser or any director or Affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the stockholders either in a periodic report filed with the SEC or otherwise and (b) the terms of the transaction are fair and reasonable to the Corporation.

Section 10.3 Loans. Except for the advancement of funds pursuant to Sections 7.3 and 7.4, no loans, credit facilities, credit agreements or otherwise shall be made by the Corporation to the Adviser or any Affiliate thereof.

Section 10.4 Commissions on Financing, Refinancing or Reinvestment. The Corporation shall not pay, directly or indirectly, a commission or fee to the Adviser or any Affiliate thereof (except as otherwise specified in this Article X) in connection with the reinvestment of cash flow from operations and available reserves or of the proceeds of the resale, exchange or refinancing of assets.

~~Section 10.5 Other Transactions. The Corporation shall not engage in any other transaction with the Adviser or a director or Affiliate thereof unless (a) such transaction complies with the NASAA Omnibus Guidelines and all applicable law and (b) a majority of the directors (including a majority of the independent directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from non-Affiliated third parties.~~

Section 10.5 ~~Section 10.6~~ Lending Practices. On financing made available to the Corporation by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser shall not impose a prepayment charge or penalty in connection with such financing and the Adviser shall not receive points or other financing charges. The Adviser shall be prohibited from providing permanent financing for the Corporation. For purposes of this Section ~~10.6~~10.5, “permanent financing” shall mean any financing with a term in excess of 12 months.

ARTICLE XI

STOCKHOLDERS

Section 11.1 Additional Voting Rights of Stockholders. Subject to and in addition to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations, including the MGCL, or other provisions of this charter, upon a vote by the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote on the matter, stockholders may, without the necessity for concurrence by the Adviser, direct that the Corporation: (a) amend the investment advisory agreement and the charter; (b) remove the Adviser and elect a new Adviser; (c) dissolve the Corporation; or (d) approve or disapprove the sale of all or substantially all of the assets of the Corporation when such sale is to be made other than in the ordinary course of the Corporation’s business. Without approval of holders of a majority of shares entitled to vote on the matter, the Corporation shall not permit the Adviser to: (i) amend the investment advisory agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Corporation and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the assets of the Corporation; or (v) cause the merger or other reorganization of the Corporation. With respect to any shares owned by the Adviser, the Adviser may not vote or consent on matters submitted to the stockholders regarding the removal of the Adviser or regarding any transaction between the Corporation and the Adviser. In determining the existence of the requisite percentage of the Corporation’s shares entitled to vote on the matter and necessary to approve a matter on which the Adviser may not vote or consent pursuant to this Section 11.1, any shares of the Corporation’s stock entitled to vote on the matter and owned by the Adviser shall not be included.

Section 11.2 Voting Limitations on Shares Held by the Adviser, Directors and Affiliates. With respect to shares owned by the Adviser, any director, or any of their Affiliates, the Corporation shall require that the Adviser, such director(s), and any of their Affiliates agree not to vote or consent on matters submitted to the stockholders regarding the removal of the Adviser, such director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Adviser, such director(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.

~~Section 11.3 Right of Inspection. Any stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours. Information regarding stockholders’ right to access to the Corporation’s records pertaining to its stockholders is set forth in the Corporation’s Bylaws.~~

ARTICLE XII

~~ROLL-UP TRANSACTIONS~~

~~Section 12.1 Roll-up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and the stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to stockholders who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as stockholders and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the net assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the stockholders having voting rights in a Roll-Up Entity that are less than the rights provided for in the second sentence of Section 11.1 hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the stock held by that investor;~~

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Section 11.3 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the stockholders.~~

~~ARTICLE XIII~~

LISTING

Notwithstanding anything to the contrary, the following articles and sections of this charter shall apply for only so long as a Listing has not occurred: Section 4.7(b), Section ~~5.5~~5.6 [Deferred Payments], ~~Section 5.6 [Dividends and Distributions], Section 5.8 [Suitability of Stockholders], Section 6.2 [Approval of Certain Charter Amendments], Section 7.3(b), Section 7.3(c),~~ Article VIII [Adviser], Article IX [Investment Objectives and Limitations], Article X [Conflicts of Interest], Section 11.1 [Voting Rights of Stockholders]~~,~~ and Section 11.2 [Voting Limitations on Shares Held by the Adviser, Directors and Affiliates] ~~and Article XII [Roll-Up Transactions]~~.

ARTICLE XIII~~ARTICLE XIV~~

DEFINITIONS

As used in this charter, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Adviser, or any Affiliate of either in connection with the initial purchase or acquisition of assets by the Corporation, including, without limitation, legal fees and expenses, travel and communications expenses, accounting fees and expenses, any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Adviser) in connection with the initial purchase or acquisition of assets by the Corporation. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

Adviser or Advisers. The term “Adviser” or “Advisers” shall mean the Person or Persons, if any, appointed, employed or contracted with or by the Corporation pursuant to an investment advisory agreement to provide investment advisory services to the Corporation and who is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, including any Person to whom the Adviser subcontracts any and all such services pursuant to a sub-advisory agreement and including any successor to an Adviser who enters into an investment advisory agreement with the Corporation or who subcontracts with a successor Adviser.

Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

~~Assessments. The term “Assessments” shall mean any additional amounts of capital which may be mandatorily required of, or paid voluntarily by, a Stockholder beyond his or her subscription commitment excluding deferred payments.~~

Capital Contributions. The term “Capital Contributions” shall mean the total investment, including the original investment and amounts reinvested pursuant to a distribution reinvestment plan, in the Corporation by a stockholder or by all stockholders, as the case may be. Unless otherwise specified, Capital Contributions shall be deemed to include principal amounts to be received on account of deferred payments.

Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

Front End Fees. The term “Front End Fees” shall mean fees and expenses paid by any party for any services rendered to organize the Corporation and to acquire assets for the Corporation, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Adviser.

~~Independent Expert. The term “Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the Adviser who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation, and who is qualified to perform such work.~~

Investment in Program Assets. The term “Investment in Program Assets” shall mean the amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Corporation (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent shall not be included) and other cash payments such as interest and taxes, but excluding Front End Fees.

Listing. The term “Listing” shall mean the listing of the Common Stock on a national securities exchange.

Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the assets of the Corporation in connection with the formation, qualification and registration of the Corporation, and the marketing and distribution of stock of the Corporation, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the stock of the Corporation under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust, joint venture, limited liability company or other entity or association.

~~Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, trust, corporation, or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the Stockholders. Such term does not include:~~

~~(a) a transaction involving securities of the Corporation that have been for at least twelve months listed on a national securities exchange; or~~

~~(b) a transaction involving the conversion to another corporate form or to a trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) stockholders’ voting rights;~~

~~(ii) the term of existence of the Corporation;~~

~~(iii) Adviser compensation; or~~

~~(iv) the Corporation’s investment objectives.~~

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The name and address of the Corporation’s current resident agent and the current address of the principal office of the Corporation are as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Section 4.1 of Article IV of the foregoing amendment and restatement of the charter.

SIXTH: The ~~amendments effected by the~~total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement ~~of~~, the ~~charter as hereinabove set forth do not increase the authorized~~number of shares of each class or series thereof, and the aggregate par value of all shares of stock of the Corporation having par value were not changed by the amendments set forth in the foregoing amendment and restatement of the charter of the Corporation.

SEVENTH: The undersigned ~~President~~Chief Executive Officer acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned ~~President~~Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its ~~President on June 14, 2012~~Chief Executive Officer on [●], 2019.

FS INVESTMENT CORPORATION II

By:		By:
	[Name]		[Name]
	[Title]		[Title]

ANNEX C

Proposed Advisory Agreement

INVESTMENT ADVISORY ~~AND~~

~~ADMINISTRATIVE SERVICES~~ AGREEMENT

BETWEEN

FS INVESTMENT CORPORATION II

AND

FS/KKR ADVISOR, LLC

This Investment Advisory ~~and Administrative Services~~ Agreement (this “Agreement”) ~~is~~ made this ~~9~~[     ]th day of ~~April, 2018,~~[                     ], by and between FS INVESTMENT CORPORATION II, a Maryland corporation (the “~~Corporation~~Company”), and FS/KKR ADVISOR, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the ~~Corporation~~Company is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is a newly organized investment adviser that intends to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the ~~Corporation~~Company desires to retain the Adviser to furnish investment advisory services ~~to the Corporation and to provide for the administrative services necessary for the operation of the Corporation~~(the “Investment Advisory Services”) to the Company on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a) ~~(a)~~ Retention of the Adviser. The ~~Corporation~~Company hereby appoints the Adviser to act as an investment adviser to the ~~Corporation~~Company and to manage the investment and reinvestment of the assets of the ~~Corporation~~Company, subject to the supervision of the ~~board of directors~~Board of Directors of the ~~Corporation~~Company (the “Board”), for the period and upon the terms herein set forth, in accordance with:

(i) ~~(i)~~ the investment objectives, policies and restrictions that are set forth in the ~~Corporation’s~~Company’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii) ~~(ii)~~ all other applicable federal and state laws, rules and regulations, and the ~~Corporation’s~~Company’s articles of amendment and restatement (as may be amended from time to time, the “Articles”) and bylaws (as may be amended from time to time~~, the “Bylaws”~~); and

(iii) ~~(iii)~~ such investment policies, directives and regulatory restrictions as the ~~Corporation~~Company may from time to time establish or issue and communicate to the Adviser in writing.

(b) ~~(b)~~ Responsibilities of the Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) ~~(i)~~ determine the composition and allocation of the ~~Corporation’s~~Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii) ~~(ii)~~ identify, evaluate and negotiate the structure of the investments made by the ~~Corporation~~Company;

(iii) ~~(iii)~~ execute, monitor and service the ~~Corporation’s~~Company’s investments;

(iv) ~~(iv)~~ place orders with respect to, and arrange for, any investment by the ~~Corporation~~Company;

(v) ~~(v)~~ determine the securities and other assets that the ~~Corporation~~Company shall purchase, retain, or sell;

(vi) ~~(vi)~~ perform due diligence on prospective portfolio companies; and

(vii) ~~(vii)~~ provide the ~~Corporation~~Company with such other investment advisory, research and related services as the ~~Corporation~~Company may, from time to time, reasonably ~~request or~~ require for the investment of its funds.

(c) ~~(c)~~ Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the ~~Corporation~~Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers (as defined below)), and the Adviser hereby accepts, the power and authority to act on behalf of the ~~Corporation~~Company to effectuate investment decisions for the ~~Corporation~~Company, including the negotiation, execution and delivery of all documents relating to the ~~Corporation’s~~Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the ~~Corporation~~Company. In the event that the ~~Corporation~~Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser shall seek to arrange for such financing on the ~~Corporation’s~~Company’s behalf, subject to the oversight and approval of the Board. ~~The Corporation~~If it is necessary or appropriate for the Adviser to make investments on behalf of the Company through one or more special purpose vehicles, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicles and to make such investments through such special purpose vehicles in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement, including the authority to provide, on behalf of the ~~Corporation~~Company, significant managerial assistance to the ~~Corporation’s~~Company’s portfolio companies to the extent required by the Investment Company Act or otherwise deemed appropriate by the Adviser.

~~(d) Administrative Services. Subject to the supervision, direction and control of the Board, the provisions of the Articles and Bylaws and applicable federal and state law, the Adviser shall perform, or cause to be performed by other persons, all administrative services in connection with the operation of the Corporation.~~

(d) ~~(e)~~ Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e) ~~(f)~~ Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each, a “Sub-Advisory Agreement”) with other investment advisers or other service providers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and the ~~Corporation~~Company. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the ~~Corporation’s~~Company’s investment objectives, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the ~~Corporation~~Company, subject to the oversight of the Adviser and the ~~Corporation~~Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) ~~(i)~~ The Adviser and not the ~~Corporation~~Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the ~~Corporation~~Company to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii) ~~(ii)~~ Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including, without limitation, the requirements relating to the Board and ~~the Corporation’s~~Company stockholder approval thereunder, and other applicable federal and state law.

(iii) ~~(iii)~~ Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(f) ~~(g)~~ Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the ~~Corporation~~Company in any way or otherwise be deemed an agent of the ~~Corporation~~Company.

(g) ~~(h)~~ Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act or the Advisers Act, as applicable, any books and records relevant to the provision of ~~its investment advisory services to the Corporation~~the Investment Advisory Services to the Company and shall specifically maintain all books and records with respect to the ~~Corporation’s~~Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the ~~Corporation~~Company are the property of the ~~Corporation~~Company and shall surrender promptly to the ~~Corporation~~Company any such records upon the ~~Corporation’s~~Company’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law.

2.	Expenses Payable by the Adviser.

~~The following provisions in this Section 1 shall apply for only so long as the shares of common stock of the~~

~~Corporation (“Common Stock”) are not listed on a national securities exchange.~~

~~(i) Administrator. The Adviser shall, upon request by an official or agency administering the securities laws of a state, province or commonwealth (an “Administrator”), submit to such Administrator the reports and statements required to be distributed to the Corporation’s stockholders pursuant to this Agreement, the Corporation’s then effective Registration Statement on Form N-2 (as amended from time to time, the “Registration Statement”) and applicable federal and state law.~~

~~(j) Fiduciary Duty. It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Corporation. The Adviser shall not, by entry into an agreement with any stockholder of the Corporation or otherwise, contract away the fiduciary obligation owed to the Corporation and the Corporation’s stockholders under common law.~~

~~2.~~	~~The Corporation’s Responsibilities and Expenses Payable by the Corporation and the Adviser.~~

~~(a) Adviser Personnel.~~ All personnel of the Adviser, when and to the extent engaged in providing ~~investment advisory services~~the Investment Advisory Services herein, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the ~~Corporation~~Company.

~~(b) Costs. Subject to the limitations on reimbursement of the Adviser as set forth in Section 2(c) below, the Corporation, either directly or through reimbursement to the Adviser, shall bear all other costs and expenses of its operations and transactions, including (without limitation): expenses deemed to be “organization and offering expenses” of the Corporation for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of the stock of the Corporation, are hereinafter referred to as “Organization and Offering Costs”); corporate and organizational expenses relating to offerings of shares of Common Stock, subject to limitations included in this Agreement; the cost of calculating the Corporation’s net asset value for each share class, as applicable, including the cost of any third-party pricing or valuation services; the cost of effecting sales and repurchases of shares of Common Stock and other securities; investment advisory fees; fees payable to third parties including, without limitation, agents, consultants or other advisors, relating to, or associated with, making investments, monitoring investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; interest payments on the Corporation’s debt or related obligations; transfer agent and custodial fees; research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); fees and expenses associated with marketing efforts; federal and state registration or notification fees; federal, state and local taxes; fees and expenses of directors not also serving in an executive officer capacity for the Corporation or the Adviser; costs of proxy statements, stockholders’ reports, notices and other filings; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs; fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs; costs associated with the Corporation’s reporting and compliance obligations under the Investment Company Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended; all costs of registration and listing the Corporation’s Common Stock or other securities on any securities exchange; brokerage commissions for the Corporation’s investments; all other expenses incurred by the Adviser, any Sub-Adviser or the Corporation in connection with administering the Corporation’s business, including expenses incurred by the Adviser or any Sub-Adviser in performing administrative services for the Corporation and administrative personnel paid by the Adviser or any Sub-Adviser, to the extent they are not controlling persons of the Adviser, any Sub-Adviser or any of their respective affiliates; and any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Articles or the Bylaws.~~

~~Notwithstanding the foregoing, the Corporation shall not be liable for Organization and Offering Costs to the extent that Organization and Offering Costs, together with all prior Organization and Offering Costs, exceed 1.5% of the aggregate gross proceeds from the offering of the Corporation’s securities.~~

~~The following provisions in this Section 2(c) shall apply for only so long as the shares of Common Stock are not listed on a national securities exchange.~~

~~(c) Limitations on Reimbursement of Expenses.~~

~~(i) In addition to the compensation paid to the Adviser pursuant to Section 3, the Corporation shall reimburse the Adviser for all expenses of the Corporation incurred by the Adviser as well as the actual cost of goods and services used for or by the Corporation and obtained from entities not affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Corporation; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Corporation would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time allocations and/or other reasonable metrics, consistent with past practice (but solely to the extent such past practice is not inconsistent with the policies of the Adviser). No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:~~

~~(A) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and~~

3.	Compensation of the Adviser.

~~(B) salaries, fringe benefits, travel expenses and other administrative items incurred by or allocated to any controlling person (as defined in the Investment Company Act) of the Adviser (or any individual performing such services) or a holder of 10% or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise).~~

~~(d) Periodic Reimbursement. Expenses incurred by the Adviser on behalf of the Corporation and payable pursuant to this Section 2 shall be reimbursed no less than monthly to the Adviser. The Adviser shall prepare a statement documenting the expenses of the Corporation and the calculation of the reimbursement and shall deliver such statement to the Corporation prior to full reimbursement.~~

~~3.~~	~~Compensation of the Adviser.~~

The ~~Corporation~~Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser herein, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. ~~See Appendix A for examples of how these fees are calculated.~~ Prior to the payment of any fee to the Adviser, the ~~Corporation~~Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the ~~Corporation~~Company.

(a) ~~(a)~~ Base Management Fee. The Base Management Fee shall be calculated at an annual rate of ~~1.5~~1.50% of the ~~Corporation’s~~ average weekly value of the Company’s gross assets (excluding cash and cash equivalents); provided, however, that the Base Management Fee shall be calculated at an annual rate of 1.00% of the average weekly value of the Company’s gross assets (excluding cash and cash equivalents) that exceeds the product of (A) 200% and (B) the average weekly value of the Company’s net assets. In determining the Company’s net assets, shares of preferred stock of the Company created through any reorganization of the Company’s common stock or a distribution in-kind to holders of the Company’s common stock (the “Recapitalization Preferred Stock”) shall be treated as equity valued at the liquidation preference of such shares of Recapitalization Preferred Stock as set forth in the applicable certificates of designation. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average weekly value of the ~~Corporation’s~~Company’s gross assets during the most recently completed calendar quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser shall determine.

(b) ~~(b)~~ Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) ~~(i)~~ The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the ~~Corporation’s~~Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to a quarterly hurdle rate~~,~~ expressed as a rate of return on ~~Adjusted Capital (as defined below) at the beginning~~the value of the Company’s net assets at the end of the most recently completed calendar quarter, of 1.75% (7.0% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the ~~Corporation~~Company receives from portfolio companies) accrued during the calendar quarter, minus the ~~Corporation’s~~Company’s operating expenses for the quarter (including the Base Management Fee, expenses ~~payable under this Agreement~~ reimbursed to the Adviser under that certain Administration Agreement, dated as of [             ], as the same may be amended from time to time, whereby the Adviser provides administrative services necessary for the operation of the Company and any interest expense and dividends paid on any issued and outstanding preferred shares (other than shares of Recapitalization Preferred Stock), but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the ~~Corporation~~Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

~~For purposes of this fee, “Adjusted Capital” shall mean cumulative gross proceeds generated from sales of the Corporation’s Common Stock (including proceeds from the Corporation’s distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the Corporation’s investments paid to stockholders and amounts paid for share repurchases pursuant to the Corporation’s share repurchase program.~~

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A) ~~(A)~~ No Subordinated Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the ~~Corporation’s~~Company’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

(B) ~~(B)~~ 100% of the ~~Corporation’s~~Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) shall be payable to the Adviser. This portion of the ~~Corporation’s~~Company’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 20.0% on all of the ~~Corporation’s~~Company’s Pre-Incentive Fee Net Investment Income when the ~~Corporation’s~~Company’s Pre-Incentive Fee Net Investment Income reaches 2.1875% (8.75% annualized) on net assets in any calendar quarter; and

(C) ~~(C)~~ For any quarter in which the ~~Corporation’s~~Company’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% (8.75% annualized) on net assets, the Subordinated Incentive Fee on Income shall equal 20.0% of the amount of the ~~Corporation’s~~Company’s Pre-Incentive Fee Net Investment Income, as the Hurdle Rate and catch-up will have been achieved~~.~~;

provided that, commencing with the quarter ended [                     ], the Subordinated Incentive Fee on Income is subject to a cap (the “Incentive Fee Cap”).

The Incentive Fee Cap is an amount equal to:

(i) 20.0% of the Per Share Pre-Incentive Fee Return for the Current Quarter (as defined below) and the eleven quarters (or such fewer number of quarters) preceding the Current Quarter commencing with the quarter ended [                     ], less

(ii) the cumulative Per Share Incentive Fees accrued and/or payable for the eleven calendar quarters (or such fewer number of quarters) preceding the Current Quarter commencing with the quarter ended [                    ].

multiplied by the weighted average number of shares of common stock of the Company outstanding during the calendar quarter (or any portion thereof) for which the Subordinated Incentive Fee on Income is being calculated (the “Current Quarter”).

For the foregoing purpose, the “Per Share Pre-Incentive Fee Return” for any calendar quarter is an amount equal to:

(i) the sum of the Pre-Incentive Fee Net Investment Income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company’s investments for the calendar quarter, divided by

(ii) the weighted average number of shares of common stock of the Company outstanding during such calendar quarter.

For the foregoing purpose, the “Per Share Incentive Fee” for any calendar quarter is equal to:

(i) the Incentive Fee accrued and/or payable for such calendar quarter, divided by

(ii) the weighted average number of shares of common stock of the Company outstanding during such calendar quarter.

If the Incentive Fee Cap is zero or a negative value, the Company shall pay no Subordinated Incentive Fee on Income to the Adviser for the Current Quarter.

If the Incentive Fee Cap is a positive value but is less than the Subordinated Incentive Fee on Income calculated in accordance with Section 3(b)(i) above, the Company shall pay the Adviser the Incentive Fee Cap for the Current Quarter.

If the Incentive Fee Cap is equal to or greater than the Subordinated Incentive Fee on Income calculated in accordance with Section 3(b)(i) above, the Company shall pay the Adviser the Subordinated Incentive Fee on Income for the Current Quarter.

~~(ii)~~ The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be ~~an incentive fee on capital gains earned on liquidated investments from the portfolio~~determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement). This fee shall equal 20.0% of the ~~Corporation’s~~ (ii)     Company’s incentive fee capital gains, which shall equal the ~~Corporation’s~~ realized capital gains (without duplication) of Corporate Capital Trust II (“CCT II”), FS Investment Corporation III (“FSIC III”), FS Investment Corporation IV (“FSIC IV”) and the Company on a cumulative basis from inception, calculated as of the end of ~~the applicable period~~each calendar year, computed net of all realized capital losses and unrealized capital depreciation (without duplication) on a cumulative basis, less the aggregate amount of any ~~previously paid~~ capital gain incentive fees previously paid by CCT II, FSIC III, FSIC IV and the Company.

4.	Covenants of the Adviser.

~~(a) Adviser Status.~~ The Adviser is registered as an investment adviser under the Advisers Act and covenants that it will maintain such registration. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

~~The following provisions in this Section 4 shall apply for only so long as the shares of Common Stock are not listed on a national securities exchange.~~

~~(b) Reports to Stockholders. The Adviser shall prepare or shall cause to be prepared and distributed to stockholders during each year the following reports of the Corporation (either included in a periodic report filed with the SEC or distributed in a separate report):~~

~~(i) Quarterly Reports. Within sixty (60) days of the end of each calendar quarter, a report containing the same financial information contained in the Corporation’s Quarterly Report on Form 10-Q filed by the Corporation under the Securities Exchange Act of 1934, as amended.~~

~~(ii) Annual Report. Within one hundred and twenty (120) days after the end of the Corporation’s fiscal year, an annual report containing:~~

~~(A) A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;~~

~~(B) A report of the activities of the Corporation during the period covered by the report;~~

~~(C) Where forecasts have been provided to the Corporation’s stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and~~

~~(D) A report setting forth distributions by the Corporation for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; and (iii) proceeds from disposition of the Corporation’s assets.~~

5.	Brokerage Commissions.

~~(iii) Previous Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser pursuant to Section 2(c) for the previous fiscal year. The special report shall at a minimum provide:~~

~~(A) A review of the time allocations of individual employees, the costs of whose services were reimbursed; and~~

~~(B) A review of the specific nature of the work performed by each such employee.~~

~~(iv) Proposed Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) of this Agreement for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.~~

~~(c) Reports to Administrators. The Adviser shall, upon written request of any Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section 4 to such Administrator.~~

~~(d) Reserves. In performing its duties hereunder, the Adviser shall cause the Corporation to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Adviser hereunder) by causing the Corporation to retain a reasonable percentage of proceeds from offerings and revenues.~~

~~(e) Recommendations Regarding Reviews. From time to time and not less than quarterly, the Adviser must review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the Board, distribute pro rata to the stockholders funds received by the Corporation which the Adviser deems unnecessary to retain in the Corporation.~~

~~(f) Temporary Investments. The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Corporation into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Corporation and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of the Corporation’s securities not committed for investment within the later of two (2) years from the initial date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable Administrator, to be paid as a distribution to the stockholders of the Corporation as a return of capital without deduction of Front End Fees (as defined below).~~

~~5.~~	~~Brokerage Commissions, Limitations on Front End Fees.~~

~~(a) Brokerage Commissions.~~ The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the ~~Corporation~~Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the ~~Corporation’s~~Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the ~~Corporation~~Company.

6.	Other Activities of the Adviser.

~~The following provisions in this Section 5 shall apply for only so long as the shares of Common Stock are not listed on a national securities exchange.~~

~~(b) Limitations. Notwithstanding anything herein to the contrary:~~

~~(i) All fees and expenses paid by any party for any services rendered to organize the Corporation and to acquire assets for the Corporation (“Front End Fees”) shall be reasonable and shall not exceed 15% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Adviser or any other person for deferred organizational and offering costs, including any interest thereon, if any, will be included within this 15% limitation.~~

~~(ii) The Adviser shall commit at least eighty-two percent (82%) of the gross offering proceeds towards the investment or reinvestment of assets and reserves as set forth in Section 4(d) above on behalf of the Corporation. The remaining proceeds may be used to pay Front End Fees.~~

~~6.~~	~~Other Activities of the Adviser.~~

The services provided by the Adviser to the ~~Corporation~~Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the ~~Corporation~~Company, so long as its services to the ~~Corporation~~Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the ~~Corporation’s~~Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the ~~Corporation~~Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the ~~Corporation~~Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the ~~Corporation~~Company and acts as such in any business of the ~~Corporation~~Company, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the ~~Corporation~~Company, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

~~8.~~	~~Indemnification; Limitation of Liability.~~

8.	Indemnification.

~~(a) Indemnification.~~ The Adviser and any Sub-Adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the Investment Company Act) and any other person or entity affiliated with, or acting on behalf of, the Adviser or Sub-Adviser) (each, an “Indemnified Party” and, collectively, the “Indemnified Parties”), shall not be liable to the ~~Corporation~~Company for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the ~~Corporation~~Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the ~~Corporation~~Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the ~~Corporation~~Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the ~~Corporation~~Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Articles, the laws of the State of Maryland, the Investment Company Act or other applicable law, ~~the Articles or the provisions of~~ including, as applicable prior to a listing of shares of the Company’s common stock on a national securities exchange (a “Listing”), Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992 (the “NASAA Guidelines”), as it may be amended from time to time. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any Losses to the Company or its stockholders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). In addition, notwithstanding any of the foregoing to the contrary, the provisions of this Section 8 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 8 to the fullest extent permitted by law.

9.	Duration and Termination of Agreement.

~~The following provisions in this Section 8 shall apply for only so long as the shares of Common Stock are not listed on a national securities exchange.~~

~~(b) Limitations on Indemnification. Notwithstanding Section 8(a) to the contrary, the Corporation shall not provide for indemnification of the Indemnified Parties for any Loss suffered by the Indemnified Parties, nor shall the Corporation provide that any of the Indemnified Parties be held harmless for any Loss suffered by the Corporation, unless all of the following conditions are met:~~

~~(i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the Loss was in the best interests of the Corporation;~~

~~(ii) the Indemnified Party was acting on behalf of or performing services for the Corporation;~~

~~(iii) such Loss was not the result of negligence or misconduct by the Indemnified Party; and~~

~~(iv) such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s net assets and not from stockholders.~~

~~Furthermore, the Indemnified Party shall not be indemnified for any Losses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:~~

~~(i) there has been a successful adjudication on the merits of each count involving alleged securities law violations;~~

~~(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or~~

~~(iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

~~(c) Advancement of Funds. The Corporation shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought and will do so if:~~

~~(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation;~~

~~(ii) the Indemnified Party provides the Corporation with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met;~~

~~(iii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and~~

~~(iv) the Indemnified Party provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, in cases in which such Indemnified Party is found not to be entitled to indemnification.~~

~~9.~~	~~Duration and Termination of Agreement.~~

(a) ~~(a)~~ Term. This Agreement shall remain in effect for two (2) years commencing on the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the ~~Corporation~~Company and (ii) the vote of a majority of the ~~Corporation’s~~Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(b) ~~(b)~~ Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice (i) by the ~~Corporation~~Company to the Adviser, (x) upon ~~the~~ vote of a majority of the outstanding voting securities of the ~~Corporation~~Company (within the meaning of Section 2(a)(42) of the Investment Company Act), or (y) by the vote of the Board, or (ii) by the Adviser to the ~~Corporation~~Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). ~~The~~Further, notwithstanding the termination or nonrenewal of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or nonrenewal, the provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof~~, notwithstanding any termination of this Agreement~~.

(c) ~~(c)~~ Payments to and Duties of Adviser Upon Termination.

(i) ~~(i)~~ After the termination of this Agreement, the Adviser shall not be entitled to compensation or reimbursement for further services provided hereunder, except that it shall be entitled to receive from the ~~Corporation~~Company within thirty (30) days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii) ~~(ii)~~ The Adviser shall promptly upon termination:

(A) ~~(A)~~ Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B) ~~(B)~~ Deliver to the Board all assets and documents of the ~~Corporation~~Company then in custody of the Adviser; and

(C) ~~(C)~~ Cooperate with the ~~Corporation~~Company to provide an orderly management transition.

~~The following provisions in this Section 9 shall apply for only so long as the shares of Common Stock are not listed on a national securities exchange.~~

~~(d) Other Matters. Without the approval of holders of a majority of the shares of Common Stock entitled to vote on the matter, the Adviser shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Corporation and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (v) cause the merger or other reorganization of the Corporation. In the event that the Adviser should withdraw pursuant to (ii) above, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal. The Corporation may terminate the Adviser’s interest in the Corporation’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Corporation. If the Corporation and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Corporation. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Corporation.~~

~~10.~~	~~Conflicts of Interests and Prohibited Activities.~~

~~The following provisions in this Section 10 shall apply for only so long as the Common Stock of the Corporation are not listed on a national securities exchange.~~

~~(a) No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Corporation.~~

~~(b) Rebates, Kickbacks and Reciprocal Arrangements.~~

~~The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.~~

~~The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Corporation’s Common Stock or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Corporation’s Common Stock.~~

10.	Proxy Voting.

~~(c) Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Corporation’s funds to be commingled with the funds of any other entity. Nothing in this~~ Section 10(c ) ~~shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Corporation’s funds are protected from the claims of other programs and creditors of such programs.~~

~~11.~~	~~Proxy Voting.~~

The Adviser will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the ~~Corporation~~Company, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

~~12.~~	~~Notices.~~

11.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

~~13.~~	~~Amendments.~~

12.	Amendments.

This Agreement may be amended ~~in writing~~ by mutual consent ~~of the parties hereto, subject to the provisions~~but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act ~~and the Articles~~.

~~14.~~	~~Entire Agreement; Governing Law.~~

13.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the ~~Corporation~~Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

~~15.~~	~~Severability.~~

14.	Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

~~16.~~	~~Counterparts.~~

15.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

16.	Third Party Beneficiaries.

~~17.~~	~~Third Party Beneficiaries.~~

Except for any Sub-Adviser (with respect to Section 8) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

~~18.~~	~~Survival.~~

17.	Survival.

The provisions of Sections 8, 9(b), 9(c), ~~14~~13, ~~17~~16 and this Section ~~18~~17 shall survive termination of this Agreement.

~~19.~~	~~Insurance.~~

18.	Insurance.

Subject to the requirements of Rule 17d-1(d)(7) under the Investment Company Act, the ~~Corporation~~Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The ~~Corporation~~Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the ~~Corporation~~Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the ~~Corporation~~Company shall provide the Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section ~~19~~18 notwithstanding, the ~~Corporation~~Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the Investment Company Act) of the Board.

~~20.~~	~~Brand Usage.~~

19.	Brand Usage

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “FS/KKR Advisor” and the “FS/KKR Advisor” design (collectively, the “Brand”). In connection with the ~~Corporation’s~~Company’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the ~~Corporation~~Company may state in such materials that investment advisory services are being provided by the Adviser to the ~~Corporation~~Company under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the ~~Corporation~~Company for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the ~~Corporation~~Company shall submit all proposed uses to the Adviser for prior written approval solely to the extent the ~~Corporation’s~~Company’s use of the Brand or any combination or derivation thereof has materially changed from the ~~Corporation’s~~Company’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section ~~20~~19 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The ~~Corporation~~Company agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the ~~Corporation’s~~Company’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the ~~Corporation’s~~Company’s ownership rights of the works within which the Brand shall be used.

20.	Listing

The provisions set forth in Exhibit A to this Agreement shall apply prior to a Listing. Following a Listing, the Company may restate this Agreement to remove this Section 20, Exhibit A and any reference to Exhibit A or the NASAA Guidelines in this Agreement without any further action by the Board or the Company’s stockholders.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

~~FS INVESTMENT CORPORATION II~~

~~By:~~	~~/s/ Stephen Sypherd~~
	~~Name:~~	~~Stephen Sypherd~~
	~~Title:~~ 	~~General Counsel and Secretary~~

~~FS/KKR ADVISOR, LLC~~

~~By:~~	~~/s/ Stephen Sypherd~~
	~~Name:~~ 	~~Stephen Sypherd~~
~~Title:~~

FS INVESTMENT CORPORATION II

By:
	Name:	Stephen Sypherd
	Title:	General Counsel and Secretary

FS/KKR ADVISOR, LLC

By:
	Name:	Stephen Sypherd
	Title:	General Counsel and Secretary

~~[Signature Page to Investment Advisory and Administrative Services Agreement]~~

EXHIBIT A

Capitalized terms used but not defined shall have the meanings ascribed to such terms in the Investment Advisory Agreement, dated as of [             ] (the “Agreement”), between FS Investment Corporation II and FS/KKR Advisor, LLC.

1.     Duties of the Advisor.

(a) Administrator. The Adviser shall, upon request by an official or agency administering the securities laws of a state, province or commonwealth (an “Administrator”), submit to such Administrator the reports and statements required to be distributed to the Company’s stockholders pursuant to the Agreement, the Company’s then effective Registration Statement on Form N-2, if any (as amended from time to time, the “Registration Statement”) and applicable federal and state law.

(b) Fiduciary Duty. It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. The Adviser shall not, by entry into an agreement with any stockholder of the Company or otherwise, contract away the fiduciary obligation owed to the Company and the Company’s stockholders under common law.

2.     Base Management Fee and Incentive Fee Calculations.

Appendix A sets forth examples of how the Base Management Fee and the Incentive Fee are calculated.

3.     Covenants of the Advisor.

(a) Reports to Stockholders. The Adviser shall prepare or shall cause to be prepared and distributed to stockholders during each year the following reports of the Company (either included in a periodic report filed with the SEC or distributed in a separate report):

(i) Quarterly Reports. Within sixty (60) days of the end of each calendar quarter, a report containing the same financial information contained in the Company’s Quarterly Report on Form 10-Q filed by the Company under the Securities Exchange Act of 1934, as amended.

(ii) Annual Report. Within one hundred and twenty (120) days after the end of the Company’s fiscal year, an annual report containing:

(A) A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;

(B) A report of the activities of the Company during the period covered by the report;

(C) Where forecasts have been provided to the Company’s stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and

(D) A report setting forth distributions by the Company for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; and (iii) proceeds from disposition of the Company’s assets.

(b) Reserves. In performing its duties under the Agreement, the Adviser shall cause the Company to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Adviser under the Agreement) by causing the Company to retain a reasonable percentage of proceeds from offerings and revenues.

(c) Recommendations Regarding Reviews. From time to time and not less than quarterly, the Adviser must review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board, distribute pro rata to the stockholders funds received by the Company which the Adviser deems unnecessary to retain in the Company.

(d) Temporary Investments. The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Company into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto pursuant to Section 1(b) of the Agreement; provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of the Company’s securities not committed for investment within the later of two (2) years from the initial date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable Administrator, to be paid as a distribution to the stockholders of the Company as a return of capital without deduction of Front End Fees (as defined below).

4.     Limitations on Front End Fees. Notwithstanding anything in the Agreement to the contrary:

(a) All fees and expenses paid by any party for any services rendered to organize the Company and to acquire assets for the Company (“Front End Fees”) shall be reasonable and shall not exceed 15% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Adviser or any other person for deferred organizational and offering costs, including any interest thereon, if any, will be included within this 15% limitation.

(b) The Adviser shall commit at least eighty-two percent (82%) of the gross offering proceeds towards the investment or reinvestment of assets and reserves as set forth in Section 3(b) of this Exhibit A above on behalf of the Company. The remaining proceeds may be used to pay Front End Fees.

5.     Limitations on Indemnification.

(a) Limitations on Indemnification. Notwithstanding Section 8 to the contrary, the Company shall not provide for indemnification of the Indemnified Parties for any Loss suffered by the Indemnified Parties, nor shall the Company provide that any of the Indemnified Parties be held harmless for any Loss suffered by the Company, unless all of the following conditions are met:

(i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the Loss was in the best interests of the Company;

(ii) the Indemnified Party was acting on behalf of or performing services for the Company;

(iii) such Loss was not the result of negligence or misconduct by the Indemnified Party; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any Losses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged securities law violations;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

(b) Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought and will do so if:

(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(ii) the Indemnified Party provides the Company with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Company has been met;

(iii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(iv) the Indemnified Party provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, in cases in which such Indemnified Party is found not to be entitled to indemnification.

6.     Other Matters. Without the approval of holders of a majority of the shares of common stock of the Company entitled to vote on the matter, the Adviser shall not: (i) amend the Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business; or (v) cause the merger or other reorganization of the Company. In the event that the Adviser should withdraw pursuant to (ii) above, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal. The Company may terminate the Adviser’s interest in the Company’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Company. If the Company and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Company. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Company.

7.     Conflicts of Interest and Prohibited Activities

(a) No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Company.

(b) Rebates, Kickbacks and Reciprocal Arrangements.

The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Company’s Common Stock or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Company’s Common Stock.

(c) Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Company’s funds to be commingled with the funds of any other entity. Nothing in this Exhibit A, Section 7(c) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Company’s funds are protected from the claims of other programs and creditors of such programs.

APPENDIX A

NOTE: All percentages herein refer to ~~Adjusted Capital~~net assets.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (Base Management Fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Subordinated Incentive Fee on Income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.675%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (Base Management Fee + other expenses)) = 2.1%

Subordinated Incentive Fee on Income = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100% x (2.1% – 1.75%)

= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.35%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle Rate(1) = 1.75%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (Base Management Fee + other expenses)) = 2.925%

Catch up = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Subordinated Incentive Fee on Income = 100% × “catch-up” + (20.0% × (Pre-Incentive Fee Net Investment Income – 2.1875%))

Catch-up = 2.1875% – 1.75%

                  = 0.4375%

Subordinated Incentive Fee on Income = (100% × 0.4375%) + (20.0% × (2.925% – 2.1875%))

= 0.4375% + (20.0% × 0.7375%)

= 0.4375% + 0.1475%

= 0.585%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the “catch-up” provision, therefore the Subordinated Incentive Fee on Income is 0.585%.

(1)	Represents 7.0% annualized Hurdle Rate.
(2)	Represents 1.5% annualized Base Management Fee on average weekly gross assets~~. Examples assume assets are equal to Adjusted Capital~~.
(3)	Excludes organizational and offering costs.
(4)

The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 20.0% on all Pre-Incentive Fee Net Investment Income when the Corporation’s net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains*

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The Incentive Fee on Capital Gains would be:

Year 1: None

Year 2: Incentive Fee on Capital Gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None, because $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gain incentive fee paid to the Adviser in Year 2) is less than $0

Year 4: Incentive Fee on Capital Gains of $200,000, because $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (previous capital gain incentive fee paid to the Adviser in Year 2) is $200,000

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The Incentive Fee on Capital Gains, if any, would be:

Year 1: None

Year 2: $5 million Incentive Fee on Capital Gains, because 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B) is $5 million

Year 3: $1.4 million Incentive Fee on Capital Gains, because $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gain incentive fee paid to the Adviser in Year 2 is $1.4 million

Year 4: None

Year 5: None, because $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gain incentive fee paid to the Adviser in Year 2 and Year 3 is less than $0

*

The returns shown are for illustrative purposes only. No Subordinated Incentive Fee on Income is payable to the Adviser in any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

ANNEX D

FSIC III Articles of Amendment

FS INVESTMENT CORPORATION III

ARTICLES OF AMENDMENT

FS Investment Corporation III, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

FIRST: The Corporation desires to, and hereby does, amend its charter (the “Charter”) as currently in effect as hereinafter set forth.

SECOND: Section 10.5 (Other Transactions) is hereby deleted in its entirety.

THIRD: Article XII (Roll-Up Transactions) is hereby deleted in its entirety. The definitions of “Roll-Up Entity” and “Roll-Up Transaction” contained in Article XIV (Definitions) are likewise deleted in their entirety.

FOURTH: The amendments to the Charter as set forth above have been advised by the board of directors and approved by the requisite percentage of the stockholders the Corporation, in accordance with Maryland law and the Charter.

FIFTH: The undersigned Chief Executive Officer acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalty for perjury.

* * * * *

D-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer on [●], 2019.

ATTEST:	FS INVESTMENT CORPORATION III

By:
Stephen S. Sypherd		Michael C. Forman
Secretary		Chief Executive Officer

D-2

ANNEX E

CCT II Amendment No. 1 to the Second Amended and Restated Declaration of Trust

AMENDMENT NO. 1 TO THE

SECOND AMENDED AND RESTATED

DECLARATION OF TRUST

OF

CORPORATE CAPITAL TRUST II

This Amendment No. 1, dated as of [●], 2019 (this “Amendment”), amends that certain Second Amended and Restated Declaration of Trust, dated February 12, 2016 (the “Declaration of Trust”), of Corporate Capital Trust II (the “Company”).

WHEREAS, pursuant to Section 6.1 of the Declaration of Trust, the board of trustees of the Company (the “Board”) and the shareholders of the Company (the “Shareholders”), upon approval by the holders of more than fifty percent (50%) of the outstanding shares of the Company entitled to vote thereon, may amend the Declaration of Trust;

WHEREAS, the Board, including a majority of the independent trustees, approved and recommended that the Shareholders approve, the Amendment on [●], 2019; and

WHEREAS, a majority of the Shareholders approved and adopted this Amendment at a meeting of the shareholders held on [●], 2019.

NOW, THEREFORE, pursuant to Section 6.1 of the Declaration of Trust, the Declaration of Trust is amended as follows:

1. Amendment to Section 1.2. The definitions of “Roll-Up Entity” and “Roll-Up Transaction” contained in Section 1.2 of the Declaration of Trust are deleted in their entirety.

2. Amendment to Section 10.6. Section 10.6 of the Declaration of Trust is deleted in its entirety and replaced with the following:

“Reserved.”

3. Amendment to Section 12.1. Section 12.1 of the Declaration of Trust is deleted in its entirety and replaced with the following:

“Reserved.”

4. Entire Agreement. Except as amended herein, the Declaration of Trust shall remain in full force and effect.

5. Effective Date. This Amendment shall be effective as of the date of its execution.

6. Counterparts. This Amendment may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and all of which, when taken together, constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

TRUSTEES:

Todd C. Builione

James H. Kropp

Mark D. Linsz

Thomas W. Morgan

DELAWARE TRUSTEE:
THE CORPORATION TRUST COMPANY

By:
Name:
Title:

ANNEX F

FSIC IV Articles of Amendment

FS INVESTMENT CORPORATION IV

ARTICLES OF AMENDMENT

FS Investment Corporation IV, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

FIRST: The Corporation desires to, and hereby does, amend its charter (the “Charter”) as currently in effect as hereinafter set forth.

SECOND: Section 10.5 (Other Transactions) is hereby deleted in its entirety.

THIRD: Article XII (Roll-Up Transactions) is hereby deleted in its entirety. The definitions of “Roll-Up Entity” and “Roll-Up Transaction” contained in Article XIV (Definitions) are likewise deleted in their entirety.

FOURTH: The amendments to the Charter as set forth above have been advised by the board of directors and approved by the requisite percentage of the stockholders the Corporation, in accordance with Maryland law and the Charter.

FIFTH: The undersigned Chief Executive Officer acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalty for perjury.

* * * * *

F-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer on [●], 2019.

ATTEST:	FS INVESTMENT CORPORATION IV

By:
Stephen S. Sypherd		Michael C. Forman
Secretary		Chief Executive Officer

F-2

FS INVESTMENT CORPORATION IV 201 ROUSE BOULEVARD PHILADELPHIA, PA 19112 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. GENERAL QUESTIONS 833-VOTE-FSI VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E83734-P24562 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FS INVESTMENT CORPORATION IV ("FSIC IV") The Board of Directors recommends you vote FOR the following: 5. Election of Directors Nominees: 01) Todd C. Builione 02) Frederick Arnold 03) Michael J. Hagan 04) Jerel A. Hopkins For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposals: 1. To approve the merger of a wholly-owned subsidiary of FS Investment Corporation II ("FSIC II") with and into FSIC IV, with FSIC IV as the surviving company, contemplated by the Agreement and Plan of Merger, dated as of May 31, 2019 (the "Merger Agreement"), by and among FSIC II, FS Investment Corporation III, FSIC IV, Corporate Capital Trust II, NT Acquisition 1, Inc., NT Acquisition 2, Inc., NT Acquisition 3, Inc. and FS/KKR Advisor, LLC. 2. To approve, by non-binding advisory vote, the issuance to all holders of FSIC II's common stock following the closing of the mergers contemplated by the Merger Agreement on a pro rata basis shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing 20% of the combined company's net asset value. 3. To delete Section 10.5 of the articles of amendment and restatement of FSIC IV (the "FSIC IV Charter") regarding limitations on certain affiliated transactions. 4. To delete Article XII of the FSIC IV Charter regarding limitations on roll-up transactions. 6. To ratify the appointment of Deloitte & Touche LLP as FSIC IV's independent registered public accounting firm for the fiscal year ending December 31, 2019. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. E83735-P24562 FS INVESTMENT CORPORATION IV Annual Meeting of Stockholders November 6, 2019 This proxy is solicited by the Board of Directors The undersigned hereby appoints Stephen S. Sypherd and Lee Barnard, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of FS Investment Corporation IV, a Maryland corporation (the "Company"), to be held at 3:00 p.m., Eastern Time, on November 6, 2019, at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the "Annual Meeting"), and vote as designated on the reverse side of this proxy card all of the shares of common stock, par value $0.001 per share, of the Company ("Shares") held of record by the undersigned as of any applicable record date. The proxy statement and the accompanying materials are being mailed on or about August 15, 2019 to stockholders of record as of August 8, 2019 and are available at www.proxyvote.com. All properly executed proxies representing Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no instructions are marked, the Shares will be voted (1) FOR the proposal to adopt the Merger Agreement and approve transactions contemplated thereby, (2) FOR the proposal to approve, on a non-binding advisory basis, the issuance of shares of a new class of preferred stock to FSIC II's common stockholders following the transactions contemplated by the Merger Agreement, (3) FOR each of the two proposals to reflect in FSIC IV's amended charter certain amendments described in proposals 3 and 4, (4) FOR the proposal to elect the director nominees listed in proposal 5, and (5) FOR the proposal to ratify Deloitte & Touche LLP as FSIC IV's independent registered public accounting firm for the fiscal year ending December 31, 2019. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of directors of FSIC IV knows of no other business to be presented at the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to FSIC IV at the above address prior to the date of the Annual Meeting. Continued and to be signed on reverse side